UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

BURTECH ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BURTECH ACQUISITION CORP.
1300 PENNSYLVANIA AVE NW, SUITE 700
WASHINGTON, DC 20004
NOTICE OF
SPECIAL MEETING
TO BE HELD ON DECEMBER 23, 2024
Dear BurTech Acquisition Corp. Stockholders:
You are cordially invited to attend the special meeting in lieu of the 2024 annual meeting of the stockholders (the “special meeting”) of BurTech Acquisition Corp., a Delaware corporation (“BurTech”) to be held at 5:00 p.m. Eastern Time, on December 23, 2024. The special meeting will be conducted exclusively over the Internet by means of a live video webcast, which can be accessed by visiting https://www.cstproxy.com/burtechacq/bc2024. BurTech is a Delaware blank check company established for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 22, 2023, BurTech, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BurTech (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”), and for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company and affiliate of BurTech (“Burkhan”), entered into an Agreement and Plan of Merger (as amended on April 22, 2024, October 24, 2024 and November 21, 2024, and as may be further amended and/or amended and restated, the “Merger Agreement”), pursuant to which Merger Sub will merge (the “Merger”) with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein (collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, BurTech will be renamed “Blaize Holdings, Inc.” The combined company after the Business Combination is referred to in the proxy statement/prospectus as “New Blaize.”
BurTech’s Class A common stock (the “BurTech Class A Common Stock”), units (the “BurTech Units”) and public warrants (the “Public Warrants”) are currently listed on the Nasdaq Global Market under the symbols “BRKH,” “BRKHU,” and “BRKHW,” respectively. At the effective time of the Business Combination (the “Effective Time”), (i) each share of Blaize common stock, par value $0.00001 per share (the “Blaize Common Stock”) issued and outstanding immediately prior to the Effective Time (but excluding any (x) shares of Blaize Common Stock subject to Blaize RSUs and Blaize Option, (y) shares of Blaize Common Stock held by Blaize as treasury stock, and (z) shares the holders of which perfect rights of appraisal under Delaware law) will be cancelled and converted into the right to receive a number of shares of BurTech Class A Common Stock (rounded up to the nearest whole share) equal to the quotient obtained by dividing (a) the Company Base Merger Consideration, by (b) 107,504,504 shares of Blaize Common Stock, or the Aggregate Company Shares (the “Exchange Ratio”), (ii) each Blaize Option that is outstanding and unexercised immediately prior to the Effective Time shall automatically be converted into an option to purchase shares of Common Stock of New Blaize (“New Blaize Common Stock”) as set forth in the Merger Agreement, and (iii) each award of Blaize RSUs that is outstanding and unsettled immediately prior to the Effective Time shall automatically be converted into an award of restricted stock units relating to shares of New Blaize Common Stock as set forth in the Merger Agreement. BurTech intends to apply to list the shares of New Blaize Common Stock and the public warrants of New Blaize (“New Blaize Public Warrants”) on the Nasdaq Global Market under the symbols “BAIZ,” and “BAIZ.W,” respectively, upon the closing of the Business Combination.
In addition to the base merger consideration, Blaize stockholders and holders of Blaize Options and Blaize RSUs will also receive up to an aggregate of 15,000,000 shares of New Blaize Common Stock (the “Company Earnout Shares”), and Burkhan will also receive up to an aggregate of 2,600,000 shares of New Blaize Common Stock (the “Burkhan Earnout Shares” and together with the Company Earnout Shares, the “Earnout Shares”) in four equal installments. The Earnout Shares will be issued to Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan upon occurrence of certain triggering events (based on the achievement of certain price targets of New Blaize Common Stock following the Closing and, with respect to Company Earnout Shares issued in respect of Blaize Options and Blaize RSUs, subject to the applicable holder’s continued service through the date of issuance). In the event such triggering events are not met within the five-year period following the Closing, the Earnout Shares will be cancelled. In the event of a change in control of New Blaize or Blaize after the Closing, the Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan shall each be entitled to all of the then remaining Earnout Shares that have not been previously issued to the Blaize stockholders, holders of Blaize Options and holders of

Blaize RSUs or Burkhan, as applicable, assuming that all Triggering Events have occurred. Concurrently with the execution of the Merger Agreement, Blaize also issued to Burkhan a pre-funded warrant to purchase shares of Blaize Common Stock (as amended and/or restated from time to time, the “Burkhan Warrant”). Pursuant to the Burkhan Warrant, Burkhan is entitled to purchase up to a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaize Common Stock for an aggregate exercise price of $20,000 and a purchase price of $20,000.
With respect to the Blaize Awards, all (i) options to purchase shares of Blaize common stock (“Blaize Options”) and (ii) restricted stock units covering shares of Blaize common stock (“Blaize RSUs”), in each case, outstanding as of immediately prior to the Merger (together, the “Blaize Awards”) will be converted into (a) options to purchase shares of New Blaize Common Stock (“New Blaize Options”) and (b) restricted stock units covering shares of New Blaize Common Stock (“New Blaize RSUs”), respectively. Accordingly, this proxy statement/prospectus also relates to the issuance by New Blaize of up to 3,608,670 New Blaize RSUs in the Merger and up to 29,134,886 shares of New Blaize Common Stock issuable upon the exercise of the New Blaize Options following the Merger. This proxy statement/prospectus also relates to the resale of 15,559,232 shares of New Blaize Common Stock held by affiliates of New Blaize and acquired pursuant to the exercise of the New Blaize Options following the Merger (the “Resale Shares”). The holders of the Resale Shares may from time to time sell, transfer or otherwise dispose of any or all of their Resale Shares in a number of different ways and at varying prices, and we will not receive any proceeds from such transactions. See “Proposal No. 1—The Business Combination Proposal — The Business Combination — Blaize Merger Consideration” and “Proposal No. 1—The Business Combination Proposal — The Merger Agreement — Conversion of Securities.”
BurTech LP LLC, a Delaware limited liability company (the “Sponsor”), and BurTech’s officers and directors have agreed to (a) vote all of their shares of BurTech Class A Common Stock in favor of the Business Combination, and (b) certain restrictions on their shares of BurTech Class A Common Stock.
In order to finance transaction costs in connection with an initial business combination, the Sponsor or an affiliate of the Sponsor, or certain of BurTech’s officers and directors may, but are not obligated to, loan BurTech funds as may be required (“Working Capital Loans”). If BurTech completes an initial business combination, BurTech would repay the Working Capital Loans out of the proceeds of the Trust Account released to BurTech. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an initial business combination does not close, BurTech may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units, at a price of $10.00 per unit, upon consummation of the initial business combination. The units would be identical to the Private Placement Units that the Sponsor purchased on December 15, 2021. As of September 30, 2024, there was $1,500,000 in Working Capital Loans outstanding. In addition to the working capital loans the Sponsor made several cash advances to BurTech which as of September 30, 2024 totaled $2,164,291.
On May 21, 2021, the Sponsor purchased 8,625,000 Founder Shares for an aggregate purchase price of $25,000. On September 24, 2021, BurTech issued 862,500 shares of Class B common stock, par value $0.0001 per share (the “BurTech Class B Common Stock”), in connection with a 1.1 stock split, resulting in an aggregate of 9,487,500 shares of BurTech Class B Common Stock outstanding, or approximately $0.003 per share. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 24.81% of the outstanding shares upon completion of the IPO (excluding the shares of Class A common stock issued to EF Hutton, division of Benchmark Investments, LLC (the “Representative”) or its designees, the Private Placement Units and securities underlying the Private Placement Units and assuming the initial stockholders do not purchase units in the IPO). As of September 30, 2024, the Sponsor owned 10,385,750 shares of BurTech Class A Common Stock.
On May 21, 2021, the Sponsor issued an unsecured promissory note to BurTech (the “IPO Promissory Note”), pursuant to which BurTech may borrow up to an aggregate principal amount of $300,000, to be used for payment of costs related to the IPO. The outstanding balance under the IPO Promissory Note of $144,746 was repaid in several installments by June 30, 2022.
In March 2023, the Company and Sponsor entered into non-redemption agreements (“Non-Redemption Agreements”) with various unaffiliated third parties in exchange for such third parties agreeing not to redeem up to an aggregate of 4,597,648 shares of the Company’s Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of the stockholders called by the Company held on March 10, 2023 (the “Special Meeting”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third parties up to an aggregate of 1,274,412 shares of the Company’s Class A common stock held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. During the Special Meeting the Shareholders approved an extension of time for the Company to consummate an initial business combination from March 15, 2023 to December 15, 2023 (the “Extension”), and to amend the Trust Management Agreement with Continental Stock & Transfer Company, dated as of December 10, 2021.

On March 10, 2023, BurTech held a special meeting of stockholders (“Extension Meeting”) pursuant to which its stockholders approved an amendment (the “Charter Extension Amendment”) to BurTech’s second amended and restated certificate of incorporation (as amended, the “Certificate of Incorporation of Blaize”) giving BurTech the right to extend the date by which it has to complete an initial business combination from March 15, 2023 to December 15, 2023.
On December 11, 2023, BurTech held a special meeting of stockholders pursuant to which its stockholders approved an amendment to BurTech’s second amended and restated certificate of incorporation (the “Second Charter Extension Amendment”) and investment management trust agreement giving BurTech the right to extend the date by which it has to complete an initial business combination from December 15, 2023 to December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of BurTech Class A Common Stock for each one-month Extension. BurTech’s second amended and restated certificate of incorporation was further amended to allow the holders of shares of BurTech Class B Common Stock to convert their shares of BurTech Class B Common Stock to BurTech Class A Common Stock on a one-for-one basis at the option of the holder. On December 11, 2023, BurTech issued an aggregate of 9,487,495 shares of BurTech Class A Common Stock, to the holders of BurTech Class B Common Stock, upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 shares of BurTech Class A Common Stock issued in connection with the Exchange are subject to the same restrictions as applied to BurTech Class B Common Stock before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the IPO. Following the Exchange, no shares of BurTech Class B Common Stock remain outstanding.
BurTech plans to hold a special annual meeting of stockholders on December 9, 2024 pursuant to which it will ask its stockholders to approve an amendment to BurTech’s second amended and restated certificate of incorporation and investment management trust agreement giving BurTech the right to extend the date by which it has to complete an initial business combination from December 15, 2024 to May 15, 2025, with no additional payment to the Trust Account. If approved by BurTech’s stockholders, this will extend the life of BurTech to complete an initial business combination. However, if BurTech’s stockholders do not approve the amendments, Burtech will have until December 15, 2024 to complete an initial business combination or it will be required to dissolve and liquidate, and in such case, there will be no Business Combination or any other initial business combination.
From August 2023 through February 2024, Blaize issued six secured convertible promissory notes to the Sponsor pursuant to which the Sponsor loaned Blaize an aggregate principal amount of $16,500,000 (each, a “Burkhan Convertible Note” and collectively, the “Burkhan Convertible Notes”). Each of the Burkhan Convertible Notes was issued pursuant to that certain Amended and Restated Note Purchase Agreement dated April 22, 2024, among Blaize and certain investors (as amended and/or restated from time to time, the “Note Purchase Agreement” or “NPA”). In addition, from April 2024 through September 2024, Blaize issued secured convertible promissory notes with aggregate principal amounts of approximately $96.8 million to RT-AI I, LLC, a Delaware limited liability company (“RT-AI I”), and certain of its affiliates (collectively, the “RT Parties”) pursuant to the Note Purchase Agreement (the “RT Note Financing”) (each, a “RT Convertible Note” and collectively, the “RT Convertible Notes”). Each of the RT Convertible Notes under the Note Purchase Agreement bears an interest of 10% compounded annually. The outstanding principal and unpaid accrued interest of the Burkhan Convertible Notes and the RT Convertible Notes will be repayable upon demand by the holders of a majority in interest of the aggregate outstanding principal amount of all notes issued under the Note Purchase Agreement (the “Requisite Noteholders”) (which must include certain noteholders) after the earliest to occur of (i) the consummation of any “Liquidation Event” as defined in the Certificate of Incorporation of Blaize (a “Corporate Transaction”), (ii) an event of default under the Note Purchase Agreement, or (iii) December 31, 2025. The obligations due under the Burkhan Convertible Notes and RT Convertible Notes are secured by an Amended and Restated Security Agreement, dated April 22, 2024, and executed by Blaize in favor of the lender parties thereto. The Burkhan Convertible Notes, RT Convertible Notes and the Note Purchase Agreement provide that the notes may be converted as follows:
1.
Automatically upon the first closing of the next sale by Blaize of certain securities of Blaize for the principal purpose of raising capital ( a “Next Equity Financing”) assuming a Corporate Transaction, Maturity Conversion or SPAC Conversion (each as defined below) or repayment has not occurred, into a number of shares, as set forth below, equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on each Burkhan Convertible Note or RT Convertible Note by the applicable conversion price, as set forth below (a “Next Equity Financing Conversion”). Next Equity Financing is defined as the next sale of Blaize’s equity securities or other securities issued in connection with Senior Indebtedness (as defined therein), following the date of the Note Purchase Agreement for the purpose of raising capital.

a.
The issuance of shares pursuant to the conversion of each Burkhan Convertible Note and RT Convertible Note in connection with a Next Equity Financing shall be subject to the same terms and conditions applicable to the equity securities sold in the Next Equity Financing, except that (A) the per share liquidation preference shall be equal to the conversion price, (B) the initial conversion price for purposes of price-based anti-dilution protection will equal the conversion price, (C) the basis for any dividend rights will be based on the conversion price, and (D) such shares will rank senior to the other equity securities existing at the time of the applicable conversion with respect to liquidation preference.

b.
The conversion price for the Burkhan Convertible Notes and RT Convertible Notes in connection with a Next Equity Financing is defined as the lesser of 80% of the per share issue price of the equity securities sold in the Next Equity Financing or a calculated per share value based on a defined valuation cap and fully-diluted capital.

2.
If the Next Equity Financing Conversion, Corporate Transaction, SPAC Conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred on or before the maturity date, the principal and unpaid accrued interest of each Burkhan Convertible Note and RT Convertible Note shall, at the written election of the Requisite Noteholders (which must include certain noteholders), pursuant to mutually agreed-upon terms, be automatically converted (the “Maturity Conversion”) into a class of equity shares subject to mutual agreement between the Lenders under the Note Purchase Agreement and Blaize, provided that the conversion price shall not be based on a valuation in excess of the defined valuation cap.

3.
If the Next Equity Financing Conversion, Corporate Transaction or repayment of the outstanding principal and unpaid accrued interest has not occurred prior to a SPAC Transaction, the principal and unpaid accrued interest of each Burkhan Convertible Note and RT Convertible Note shall automatically convert (a “SPAC Conversion”) into a number of shares of common stock equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on each Burkhan Convertible Note and RT Convertible Note by the applicable conversion price.

a.
For any Burkhan Convertible Notes or RT Convertible Notes purchased before April 22, 2024, the conversion price in this SPAC Conversion is the lesser of 80% of the SPAC price per share or a calculated per share value based on a defined valuation cap and fully-diluted capital immediately prior to the SPAC transaction.

b.
For any Burkhan Convertible Notes or RT Convertible Notes purchased after April 22, 2024, the conversion price in this SPAC Conversion is a price per share that would entitle the holder to receive a number of shares of BurTech Class A common stock equal to the outstanding principal and unpaid accrued interest on such Burkhan Convertible Notes or RT Convertible Notes divided by five.

4.
In the event of a Corporate Transaction, the Burkhan Convertible Notes and RT Convertible Notes shall be repaid at the closing of the Corporate Transaction as follows: An amount equal to the then accrued but unpaid interest plus one and a half (1.5) times the then outstanding principal.

Holder	Original Date of Issuance	Outstanding Principal and Interest(1)	Blaize Common Stock Issuable Upon Conversion	Blaize Common Stock Issuable Upon Exercise of Warrants(2)	Shares of New Blaize Common Stock Issued in Exchange for Converted Notes(2)	Shares of New Blaize Common Stock Issued in Exchange of Exercised Warrants(2)
Burtech LP LLC	8/22/2023	$1,133,237.17	302,834	8,695	235,778	6,770
Burtech LP LLC	9/25/2023	$449,288.23	120,063	3,478	93,478	2,708
Burtech LP LLC	10/5/2023	$4,033,049.10	1,077,750	31,304	839,106	24,372
Burtech LP LLC	1/12/2024	$545,850.81	145,867	4,347	113,568	3,384
Burtech LP LLC	1/23/2024	$10,885,703.49	2,908,982	86,956	2,264,852	67,702
Burtech LP LLC	2/9/2024	$1,083,748.78	289,609	8,695	225,481	6,770
RT-AI V, LLC	4/22/2024	$3,876,315.35	995,750	31,700	775,263	24,681
Ava Private Markets Sarl	4/22/2024	$70,553,702.82	18,123,872	576,994	14,110,740	449,231
RT-AI II LLC	5/17/2024	$5,498,392.06	1,412,429	45,260	1,099,678	35,238
RT-AI V, LLC	5/21/2024	$178,233.13	45,784	1,468	35,646	1,143
Ava Private Markets Sarl	5/21/2024	$3,244,053.14	833,333	26,731	648,810	20,812
RT-AI IV, LLC	5/21/2024	$12,663,174.66	3,252,922	104,347	2,532,634	81,242
RT-AI V, LLC	6/20/2024	$99,520.22	25,565	826	19,904	643
Ava Private Markets Sarl	6/20/2024	$1,811,383.20	465,308	15,043	362,276	11,712
RT-AI II LLC	6/20/2024	$523,515.10	134,481	4,347	104,703	3,384
RT-AI III LLC	6/20/2024	$4,188,120.84	1,075,847	34,782	837,624	27,080

(1)
Assumes that interest accruing on the Burkhan Convertible Notes and RT Convertible Notes is through December 13, 2024, the estimated date of the closing of the Business Combination.

(2)
Assumes all convertible notes are converted and warrants are exercised prior to or concurrently with the closing of the Business Combination.

In connection with the RT Note Financing, Blaize issued warrants to the RT Parties (such warrants, the “RT Warrants”) and the Sponsor (such warrants, the “Sponsor Warrants” and, together with the RT Warrants, the “Warrants”) pursuant to the Note Purchase Agreement. The Warrants are exercisable upon the earliest to occur of a Next Equity Financing Conversion, Maturity Conversion, SPAC Conversion or Corporate Transaction and expire five years from issuance. The number of warrant shares issuable upon exercise is equal to the quotient obtained by dividing (i) 10% of the original principal amount of the corresponding note by (ii) (y) with respect to a Next Equity Financing Conversion, Maturity Conversion, or a SPAC Conversion, the Exercise Price (as defined herein) or (z) with respect to a Corporate Transaction, a per share price equal to the value of the consideration payable to the holder of each share of common stock of the Company. The Exercise price is defined as follows:
1.
With respect to a Next Equity Financing Conversion, the per share issue price paid by new money investors for the equity securities in the Next Equity Financing;

2.
With respect to a Maturity Conversion, a per share price mutually agreed upon by the Company and the Requisite Noteholders;

3.
With respect to a SPAC Conversion, $11.50 per share; and

4.
With respect to a Corporate Transaction, the Corporate Transaction Exercise Price (as defined in the Note Purchase Agreement).

Immediately prior to closing of the Business Combination, (i) the RT Warrants will be exercisable for 222,730 shares of Blaize Common Stock, which will be exchanged for approximately 173,411 shares of New Blaize Common Stock, based on the current Exchange Ratio and (ii) the Sponsor Warrants will be exercisable for 143,475 shares of Blaize Common Stock, which will be exchanged for approximately 111,706 shares of New Blaize Common Stock, based on the current Exchange Ratio.
In connection with the RT Note Financing, the Company entered into a letter agreement (as amended, supplemented and/or restated from time to time, the “RT Letter Agreement”) among Blaize, RT Parties and Burtech. Under the RT Letter Agreement, it is agreed that the RT Parties and their transferees or distributees will not be required to execute any lock-up or similar agreement restricting transfer or disposition of all shares of Blaize Common Stock issuable upon the conversion of the notes (the “RT Conversion Shares”), all shares of Blaize Common Stock issuable upon the exercise of the warrants issued to the RT Parties (the “RT Warrant Shares”), all securities of New Blaize to be issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the RT Parties (collectively, the “RT Registrable Securities”). Additionally, any securities of New Blaize issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination are being registered pursuant to this registration statement, and the RT Registrable Securities will be promptly registered on a registration statement on Form S-1 covering the resale of the RT Registrable Securities following the Business Combination.
In connection with the RT Note Financing and a concurrent issuance of pre-funded warrants (the “Blaize Warrant Financing”) to Ava Investors SA, a société anonyme incorporated under the laws of Switzerland (“Ava”, together with its affiliates and their respective transferees, the “Ava Parties”), on April 22, 2024, BurTech consented to a letter agreement (as amended and/or restated from time to time, the “Ava Letter Agreement”) between Blaize and Ava. Under the Ava Letter Agreement, it is agreed that the parties shall, within 14 days of the Ava Letter Agreement, agree on a form of registration rights agreement to be entered into and become effective at the closing of the Business Combination, providing for the registration of the resale of all securities of New Blaize to be issued on account of the Blaize Shares issuable upon the exercise of the pre-funded warrants pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the Ava Parties. The Ava Parties, along with their transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
In connection with a distribution of certain warrants received as part of the Blaize Warrant Financing (the “Ava RM Warrant Transfer”) to Rizvi Master LLC, an affiliate of the RT Parties (“Rizvi Master”), Rizvi Master and Ava entered into a Warrant Assignment and Transfer Agreement dated May 30, 2024 (as amended and/or restated from time to time, the “Ava RM Warrant Transfer Agreement”), pursuant to which Ava agreed to transfer and assign all of Ava’s right, title and interest in and to a warrant for 2,000,000 shares of BurTech Class A Common Stock to Rizvi Master in accordance with the Ava RM Warrant Transfer Agreement. On or around May 30, 2024, Ava transferred and assigned all of Ava’s right, title and interest in and to a warrant for 2,000,000 shares of BurTech Class A Common Stock to Rizvi Master. Rizvi Master will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
In connection with a distribution of certain promissory notes and warrants received as part of the RT Note Financing (the “RT Note and Warrant Transfer”) to Ava Private Markets Sarl, an affiliate of Ava (“Ava PM”), and Rizvi Traverse CI Holder, LLC, an affiliate of the RT Parties (“RT CI Holder”), Blaize, RT-AI I, Ava PM and RT CI Holder entered into a letter agreement dated October 9, 2024 (as amended and/or restated from time to time, the “RT Distribution Letter Agreement”), pursuant to which Blaize shall cause (i) the cancellation of certain secured convertible promissory notes in aggregate principal amounts of approximately $75.1 million previously issued pursuant to the RT Note Financing and the corresponding warrants thereof and (ii)

the reissuance of such cancelled secured convertible promissory notes and corresponding warrants in the name of Ava PM and RT CI Holder, in accordance with the RT Distribution Letter Agreement. On or around October 9, 2024, Blaize completed the RT Note and Warrant Transfer. Ava PM and RT CI Holder each agreed to be bound by and party to the Note Purchase Agreement and the Ava Letter Agreement, each as may be modified or amended from time to time. Ava PM and RT CI Holder, along with their respective transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
Following the RT Note and Warrant Transfer, in connection with an additional distribution of certain promissory notes and warrants received by RT CI Holder in the RT Note and Warrant Transfer (the “Second RT Note and Warrant Transfer”) to RT-AI V, LLC, an affiliate of the RT Parties (“RT-AI V”), Blaize, RT-AI V, and RT CI Holder entered into a letter agreement dated November 8, 2024 (as amended and/or restated from time to time, the “Second RT Distribution Letter Agreement”), pursuant to which Blaize shall cause (i) the cancellation of certain secured convertible promissory notes in aggregate principal amounts of approximately $3.9 million previously issued pursuant to the RT Note and Warrant Transfer and the corresponding warrants thereof and (ii) the reissuance of such cancelled secured convertible promissory notes and corresponding warrants in the name of RT-AI V, in accordance with the Second RT Distribution Letter Agreement. On or around November 8, 2024, Blaize completed the Second RT Note and Warrant Transfer. RT-AI V agreed to be bound by and party to the Note Purchase Agreement, as may be modified or amended from time to time. RT-AI V, along with their respective transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
On April 22, 2024, the Sponsor entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with BurTech and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses (the “Trust Amount”) is less than $30,000,000 (the “Backstop Amount”), the Sponsor shall purchase, prior to or substantially concurrently with the closing of the Business Combination, a number of shares of BurTech Class A Common Stock equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, at a per share purchase price of $10.00 per share.
On April 22, 2024, the Sponsor and BurTech entered into a letter agreement (the “Sponsor Forfeiture Agreement”). Under this agreement, conditioned upon the occurrence of the closing of the Business Combination, Sponsor agreed to forfeit 2,000,000 BurTech Shares to be effective immediately prior to the closing of the Business Combination.
On April 26, 2024, BurTech and the Representative entered into an amendment to the Underwriting Agreement, pursuant to that certain Satisfaction and Discharge of Indebtedness Pursuant to Underwriting Agreement Dated December 10 2021 (the “Underwriting Agreement Amendment”). The Underwriting Agreement Amendment provides, among other things, that in lieu of BurTech tendering the full amount of the deferred underwriting commission of $10,062,500, the Representative accepts cash of an aggregate sum of $1,500,000, payable at the Closing, in full and final payment and satisfaction of the deferred underwriting commission (the “Cash Payment”). Upon delivery of the Cash Payment in accordance with terms of the Underwriting Agreement Amendment, any obligations pursuant to the Underwriting Agreement for BurTech to deliver the deferred underwriting commission to the Representative shall be automatically discharged and satisfied.
The following summarizes the pro forma ownership of New Blaize Common Stock immediately following the Business Combination under three redemption scenarios: no additional redemptions, 50% redemptions, and maximum redemptions.
	Assuming No Redemptions(1)		Assuming 50% Redemptions(1)		Assuming Maximum Redemptions(1)
	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership
Blaize Stockholders(2)	54,988,358	55.3%	54,988,358	56.2%	54,988,358	56.0%
BurTech Public Stockholders(3)	4,345,663	4.4%	2,172,832	2.2%	—	0.0%
Sponsor and related parties(4)	14,158,014	14.2%	14,662,251	15.1%	17,158,014	17.6%
Final Closing Lenders(5)	25,541,201	25.7%	25,541,201	26.1%	25,541,201	26.0%
Other(6)	431,250	0.4%	431,250	0.4%	431,250	0.4%
Total shares at Closing	99,464,486	100.0%	97,795,892	100.0%	98,118,823	100.0%

(1)
Assumes that the BurTech Public Stockholders holding the outstanding shares of BurTech’s Redeemable Class A Common Stock will not exercise their redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed no redemptions scenario, assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed 50% redemptions scenario and assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed maximum redemptions scenario. Actual BurTech Redeemable Class A Common Stock redeemed in connection with the Business Combination may vary from the amounts presented above, accordingly the ownership percentages set forth above will also vary.

(2)
The number of shares held by the Blaize Stockholders is comprised of (i) the exchange of the 17,491,453 issued and outstanding Blaize Common Stock for 13,618,356 shares of New Blaize Common Stock, which gives effect to 9,279 shares that have been issued since September 30, 2024 (ii) the settlement of Blaize Convertible Notes (excluding Burkhan Convertible Notes and Final Closing Lender Convertible Notes) in exchange for the issuance of 5,785,856 shares of New Blaize Common Stock, (iii) the conversion and net exercise of Blaize Warrants to 932,411 shares of New Blaize Common Stock, and (iv) the conversion of Blaize Redeemable Convertible Preferred Stock for 34,651,735 shares of New Blaize Common Stock based on the Exchange Ratio of approximately 0.78 shares of New Blaize Common Stock for one (1) share of Blaize Common Stock or common stock equivalent upon the Closing of the Business Combination.
The number of shares held by the Blaize Stockholders does not include (i) 3,772,264 shares of New Blaize Common Stock that are issued related to the conversion of the Burkhan Notes or (ii) 21,041,201 shares of New Blaize Common Stock held by the Blaize Final Closing Lenders.
(3)
The number of shares held by the BurTech Public Stockholders gives effect to (i) the assumed no redemptions scenario that assumes no BurTech Public Stockholders exercise redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, (ii) the assumed 50% redemptions scenario that assumed BurTech Public Stockholders exercise their redemption rights for 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, and (iii) the assumed maximum redemptions scenario that assumes BurTech Public Stockholders exercise their redemption rights for all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock.

(4)
The number of shares held by the Sponsor and related parties is determined by adding (i) the Sponsor’s holdings of 10,385,750 BurTech’s Redeemable Class A Common Stock at September 30, 2024, as reduced by 2,000,000 of BurTech’s Redeemable Class A Common Stock that are to be forfeited as part of the Sponsor Forfeiture Agreement, (ii) 2,000,000 shares that are issued associated with Burkhan Warrants, and (iii) 3,772,264 shares issued upon conversion of the Burkhan Convertible Notes. The number of shares held by the Sponsor and related parties under the 50% redemptions scenario assumes 504,237 shares are issued as part of the Backstop Agreement and the max redemptions scenario assumes 3,000,000 shares are issued as part of the Backstop Agreement.

(5)
Final Closing Lender shares is determined by adding (i) 4,500,000 of New Blaize Common Stock issued upon net exercise of the warrants issued pursuant to the Blaize Warrant Financing and (ii) 21,041,201 of New Blaize Common Stock issued upon conversion of the Final Closing Lender Notes.

(6)
Represents ownership in New Blaize Common Stock, attributable to existing holdings in BurTech Class A Common Stock that is held by underwriters associated with BurTech’s initial public offering.

The actual results will be within the parameters described by the three scenarios above. However, there can be no assurance regarding which scenario will be closest to the actual results.
Stockholders will experience additional dilution to the extent New Blaize issues additional shares of New Blaize Common Stock after the closing of the Business Combination. The table above excludes (a) 29,648,250 shares of New Blaize Common Stock that will be issuable upon the exercise of the 898,250 Private Placement Warrants and 28,750,000 public warrants; (b) 17,600,000 shares of New Blaize Common Stock that will be issuable related to the Earnout Shares if the related triggering events are achieved; (c) shares of New Blaize Common Stock that will initially be available for issuance under the Equity Incentive Plan and ESPP Plan.
For more information, please see the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information” and “Proposal 1 — The Business Combination Proposal — Ownership of New Blaize After the Closing.”
Compensation Received by the Sponsor and its Affiliates
BurTech’s sponsor is BurTech LP LLC, a Delaware limited liability company formed by BurTech’s management team, consisting of Shahal Khan, Patrick Orlando and Roman Livson. Shahal Khan is the Senior Managing Member and the controlling person of the Sponsor and currently holds 49% of the outstanding membership interest in the Sponsor and Big 4 Sponsor LLC currently holds 42.3% of the outstanding membership interest in the Sponsor. Big 4 Sponsor LLC is beneficially owned by Patrick Orlando. In addition, HH Sheikh Maktoum currently holds 6.6% of the outstanding membership interest in the Sponsor. The Sponsor currently holds 10,385,745 shares of BurTech Class A Common Stock and five shares of BurTech Class B Common Stock, consisting of 9,487,495 shares of BurTech Class A Common Stock issued to the Sponsor upon the exchange of an equal number of Founder Shares and 898,250 shares of BurTech Class A Common Stock acquired in the private placement conducted in connection with the IPO. At Closing, 2,000,000 BurTech Class A Common Stock shall be forfeited as part of the Sponsor Forfeiture Agreement and upon the completion of the Business Combination, Sponsor and its affiliates shall hold a total of 14,158,014 shares of New Blaize Common Stock, including 2,000,000 shares that are issued associated with Burkhan Warrants, and 3,772,264 shares issued upon conversion of the Burkhan Convertible Notes.
At Closing, pursuant to the Merger Agreement, New Blaize will use cash from the trust account to pay BurTech transaction expenses and to reimburse or pay Sponsor for any outstanding loans or other obligations of BurTech or New Blaize to Sponsor.

BurTech currently estimates that the total amount payable for BurTech transaction expenses and any outstanding loans or other obligations of BurTech to Sponsor is approximately $15.1 million, inclusive of the $1,500,000 principal balance under the Working Capital Loans, as of July 15, 2024. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender's discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units, at a price of $10.00 per unit, upon consummation of the initial business combination. The units would be identical to the Private Placement Units that the Sponsor purchased on December 15, 2021.
From August 2023 through February 2024, Blaize issued six secured convertible promissory notes to the Sponsor pursuant to which the Sponsor loaned Blaize an aggregate principal amount of $16,500,000. Each of the notes was issued pursuant to that certain Amended and Restated Note Purchase Agreement dated April 22, 2024, among Blaize and certain investors (as amended and/or restated from time to time, the “Note Purchase Agreement”). Each of the notes under the Note Purchase Agreement bears an interest of 10% compounded annually. The outstanding principal and unpaid accrued interest of the notes will be repaid or converted into equity securities of Blaize on the earliest to occur of (i) the first closing of the next sale by Blaize of certain securities of Blaize for the principal purpose of raising capital, (ii) the closing of a business combination involving Blaize and a public traded special purpose acquisition company, (iii) the closing of certain liquidation events provided in the Certificate of Incorporation of Blaize, or (iv) December 31, 2025. The obligations due under the notes are secured by a Security Agreement and Intellectual Property Security Agreement, each dated July 3, 2023, and executed by Blaize in favor of the lender parties thereto. Each purchaser of convertible promissory notes pursuant to the Note Purchase Agreement received a warrant to purchase certain equity securities of Blaize.
Concurrently with the execution of the Merger Agreement, Blaize also issued to Burkhan, an affiliate of BurTech and the Sponsor a pre-funded warrant to purchase shares of Blaize Common Stock (as amended and/or restated from time to time, the “Burkhan Warrant”). Pursuant to the Burkhan Warrant, Burkhan is entitled to purchase up to a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaze Common Stock for an aggregate exercise price of $20,000 and a purchase price of $20,000.
The retention of shares by Sponsor and its affiliates, the reimbursements payable to Sponsor and the New Blaze Common Stock issuable to the Sponsor and its affiliates upon the conversion or exercise of the convertible promissory notes and the Burkhan Warrant at Closing will not result in a material dilution of the equity interests of non-redeeming BurTech Shareholders. See “Proposal 1 — The Business Combination Proposal — Ownership of New Blaize After the Closing.”
The compensation of Burtech LP LLC and its limited partners is in the form of residual Sponsor and Private Placement Shares and Private Placement Warrants.
At the time of the BurTech’s IPO, Burtech LP LLC provided $8,982,500 of risk capital to BurTech In consideration of contributing the risk capital, Burtech LP LLC received 10,385,750 founder and private placement shares. In addition, Burtech LP LLC has further invested $16,500,000 into convertible notes of Blaize. The principal and interest of the accrued notes will convert into 3,772,264 additional Class A shares of BurTech. BurTech does not believe that the issuance of these shares is materially dilutive to non-redeeming shareholders who hold the securities until the consummation of the de-SPAC transaction, as the issuance is backed by funds that were contributed into Blaize to back up its balance sheet and to accelerate the execution of its business plan.
Conflicts of Interest
Since the Sponsor, its affiliates, representatives and the BurTech officers and directors (the “Sponsor Related Parties”), have interests that are different, or in addition to (and which may conflict with), the interests of the other holders of BurTech Class A Ordinary Shares, a conflict of interest may exist in determining whether the Business Combination with Blaize is appropriate. Such interests include that the Sponsor Related Parties, will lose their entire investment in BurTech if BurTech does not complete a business combination. When you consider the recommendation of the BurTech Board in favor of approval of the Business Combination Proposal, you should keep in mind that the Sponsor Related Parties, have interests in such proposal that are different from, or in addition to (which may conflict with), those of the BurTech shareholders generally.
These conflicts of interest include, among other things, the interests listed below:
•
the beneficial ownership of the Sponsor and certain current and former members of the BurTech Board and officers of an aggregate of 10,385,750 shares of BurTech Class A Common Stock and 898,250 Private Warrants, which shares and warrants were acquired for an aggregate investment of $8,982,500 at the time of BurTech’s formation and the IPO and would become worthless if BurTech does not complete a business combination by the Extension Deadline, as such stockholders have waived any redemption right with respect to those shares and the Private Placement Warrants would expire worthless. After giving effect to the Business Combination, the Sponsor and certain current and former members of the BurTech Board and officers would own up to an aggregate of 12,158,014 shares of BurTech Class A Common

Stock and 898,250 Private Placement Warrants. Such shares have an aggregate market value of approximately $137.9 million, based on the Closing Price of BurTech Class A Common Stock of $11.34 on Nasdaq on November 8, 2024;
•
the continued indemnification of current directors and officers of BurTech and the continuation of directors’ and officers’ liability insurance after the Business Combination;

•
the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, with all expenses incurred by the Sponsor and its affiliates on our behalf booked and carried on our financial statements, and as of September 30, 2024, the relevant amounts were the Convertible promissory note, related party, carried at $1,500,000 and advances from the Sponsor carried at $2,164,291, which included monthly extension contributions into the trust that have been made by the Sponsor on our behalf;

•
the fact that our Sponsor, and current and former officers and directors will lose their entire investment in us if an initial business combination is not completed; and

•
the fact that the Sponsor Related Parties currently secured convertible promissory notes issued by Blaize of an aggregate principal amount of $16,500,000 and the Burkhan Warrant to purchase a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in the issuance of up to 2,000,000 shares of New Blaize Common Stock.

These interests may influence BurTech’s directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby. These interests were considered by the BurTech Board when it approved the Business Combination. See “Proposal 1 — The Business Combination Proposal — Interests of Sponsor Related Parties in the Business Combination and Related Financing.”
BurTech is holding a special meeting in order to obtain the stockholder approvals necessary to complete the Business Combination. At the BurTech special meeting, which will be held on December 23, 2024, at 5:00 p.m., Eastern time, via live webcast at https://www.cstproxy.com/burtechacq/bc2024, BurTech will ask its stockholders to approve and adopt the Merger Agreement and the Business Combination and to approve the other proposals described in the accompanying proxy statement/prospectus. You will need the 12-digit meeting control number that is printed on your proxy card to enter the special meeting. BurTech recommends that you log in at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts. Please note that you will not be able to attend the special meeting in person.
The Sponsor has agreed, pursuant to the terms of the Sponsor Support Agreement, to vote all its shares of BurTech Class A Common Stock in favor of each of the proposals described in the accompanying proxy statement/prospectus (including each of the sub-proposals), including the approval and adoption of the Merger Agreement and the Business Combination. As a result of such agreement, we do not need the affirmative vote of any of the holders of the remaining shares of BurTech Class A Common Stock held by the Public Stockholders as of the record date to approve any of the proposals described in the accompanying proxy statement/prospectus (including each of the sub-proposals).
As described in the accompanying proxy statement/prospectus, certain stockholders of Blaize are parties to a support agreement with BurTech whereby such stockholders agreed to vote all of their shares of Blaize Common Stock in favor of approving the Business Combination.
After careful consideration, the BurTech board of directors (the “BurTech Board”) has unanimously approved the Merger Agreement and the other proposals described in the accompanying proxy statement/prospectus, and the BurTech Board has determined that it is advisable to consummate the Business Combination. The BurTech Board recommends that you vote “FOR” the proposals described in the accompanying proxy statement/prospectus (including each of the sub-proposals).
BurTech is providing the accompanying proxy statement/prospectus and proxy card to you in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting.
More information about BurTech, Blaize and the Business Combination is contained in the accompanying proxy statement/prospectus. BurTech and Blaize urge you to read the accompanying proxy statement/prospectus, including the financial statements and annexes and other documents referred to herein, carefully and in their entirety. In particular, you should carefully consider the matters discussed under “Risk Factors” beginning on page 51 of the accompanying proxy statement/prospectus.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE BURTECH REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR

SHARES TO BURTECH’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE VIRTUAL SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.
Sincerely,
December 2, 2024
/s/ Shahal Khan

Shahal Khan
Chief Executive Officer and Chairman
The accompanying proxy statement/prospectus is dated December 2, 2024 and is first being mailed to the stockholders of BurTech on or about December 2, 2024.
NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

BURTECH ACQUISITION CORP.
1300 PENNSYLVANIA AVE NW, SUITE 700
WASHINGTON, DC 20004
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 23, 2024
To the Stockholders of BurTech Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “special meeting”) of BurTech Acquisition Corp., a Delaware corporation (“BurTech,” “we,” “our” or “us”), will be held on December 23, 2024, at 5:00 p.m., Eastern time, via live webcast at the following address: https://www.cstproxy.com/burtechacq/bc2024. You will need the 12-digit meeting control number that is printed on your proxy card to enter the special meeting. BurTech recommends that you log in at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts. Please note that you will not be able to attend the special meeting in person. You are cordially invited to attend the special meeting, which will be held for the following purposes:
•
Proposal No. 1 — The “Business Combination Proposal” — to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 22, 2023 (as amended on April 22, 2024, October 24, 2024 and November 21, 2024, and as may be further amended and/or amended and restated, the “Merger Agreement”), by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of BurTech (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”) and for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize (the “Merger”), with Blaize surviving the Merger as a wholly owned subsidiary of BurTech and approve the Merger and the other transactions contemplated by the Merger Agreement (the “Business Combination” and such proposal, the “Business Combination Proposal”). The Merger Agreement, the Amendment to Merger Agreement, the Second Amendment to Merger Agreement and the Third Amendment to Merger Agreement are attached to the accompanying proxy statement/prospectus as Annex A-1, Annex A-2, Annex A-3 and Annex A-4, respectively (“Proposal No. 1”).

•
Proposal No. 2 — The “Organizational Documents Proposal” — to approve and adopt, assuming the Business Combination Proposal is approved and adopted, the proposed Third Amended and Restated Certificate of Incorporation (the “Proposed Charter”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex B, and the proposed Amended and Restated Bylaws, a copy of which is attached to the accompanying proxy statement/prospectus as Annex C (the “Proposed Bylaws”), of New Blaize as the post-Business Combination company, which, if approved, would take effect substantially concurrently with the Effective Time (“Proposal No. 2”).

•
Proposals No. 3 — The “Advisory Organizational Documents Proposals” — to approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter and the Proposed Bylaws, which are being presented separately in accordance with the U.S. Securities and Exchange Commission (“SEC”) guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as four sub-proposals (collectively, “Proposals No. 3”):

•
Proposal No. 3A — to increase the authorized shares to (i) 600,000,000 shares of common stock, par value $0.0001 per share of New Blaize (“New Blaize Common Stock”) to and increase the authorized shares of preferred stock to 20,000,000 shares of preferred stock, par value $0.0001 per share (“New Blaize Preferred Stock”) (“Proposal No. 3A”);

•
Proposal No. 3B — to require an affirmative vote of 66 2∕3% of the voting power of all then-outstanding shares of New Blaize Common Stock to alter, amend, or repeal ARTICLES IV, V, VI, VII, VIII, IX and X of the Proposed Charter (“Proposal No. 3B”);

•
Proposal No. 3C — to require an affirmative vote of 66 2∕3% of the voting power of all then-outstanding shares of New Blaize Common Stock to alter, amend, or repeal the Proposed Bylaws (as defined in the accompanying proxy statement/prospectus) (“Proposal No. 3C”);

•
Proposal No. 3D — to approve and adopt the Proposed Charter to eliminate certain provisions related to BurTech’s status as a blank check company, including changing BurTech’s name from “BurTech Acquisition Corp.” to “Blaize Holdings, Inc.” and to remove the requirement to dissolve BurTech and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination, which the board of directors of BurTech (the “BurTech Board”) believes are necessary to adequately address the needs of BurTech immediately following the consummation of the Business Combination (“Proposal No. 3D”);

•
Proposal No. 3E — to require an affirmative vote of 66 2∕3% of the voting power of all then outstanding shares of New Blaize Common Stock to remove any individual director or the entire board of directors (“Proposal No. 3E”);

•
Proposal No. 3F — to approve and adopt the Proposed Charter the Proposed Bylaws to provide that special meetings of the stockholders may be called only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, or the President (“Proposal No. 3F”).

•
Proposal No. 4 — The “Election of Directors Proposal” — to consider and vote upon a proposal to elect, effective at the Closing (as defined in the accompanying proxy statement/prospectus), seven (7) directors to serve on the New Blaize Board (as defined in the accompanying proxy statement/prospectus) until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified (“Proposal No. 4”);

•
Proposal No. 5 — The “Equity Incentive Plan Proposal” — to consider and vote upon a proposal to approve and adopt the Blaize Holdings, Inc. 2024 Incentive Award Plan (the “Incentive Award Plan”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex D (“Proposal No. 5”);

•
Proposal No. 6 — The “Employee Stock Purchase Plan Proposal” — to consider and vote upon a proposal to approve and adopt the Blaize Holdings, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex E (“Proposal No. 6”);

•
Proposal No. 7 — The “Nasdaq Proposal” — to consider and vote upon a proposal by ordinary resolution to approve, to consider and vote upon a proposal to approve, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of shares of BurTech Class A Common Stock pursuant to the Merger Agreement (as defined in this the accompanying proxy statement/prospectus) in connection with the Business Combination (“Proposal No. 7”); and

•
Proposal No. 8 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

These items of business are described in the attached proxy statement/prospectus. We encourage you to read the attached proxy statement/prospectus in its entirety, including the Annexes and accompanying financial statements, before voting. IN PARTICULAR, WE URGE YOU TO CAREFULLY READ THE SECTION ENTITLED “RISK FACTORS.”
Only holders of record of shares of BurTech’s Class A Common Stock at the close of business on November 12, 2024 (the “Record Date”) are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting. During the special meeting, stockholders will also be able to view the list of our stockholders of record entitled to vote at the special meeting by logging into the webcast.
Pursuant to our Existing Charter (as defined in the accompanying proxy statement/prospectus), we are providing the holders of shares of BurTech Class A Common Stock originally sold as part of the units issued in our initial public offering (the “IPO” and such holders, the “Public Stockholders”) with the opportunity to redeem, upon the Closing, shares of BurTech Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount then on deposit (as of two business days prior to the Closing) in the trust account (the “Trust Account” or “trust account”) that holds the proceeds (including interest not previously released to BurTech to pay its taxes) from the IPO and a concurrent private placement of warrants to our Sponsor.
In March 2023, the Company and Sponsor entered into non-redemption agreements (“Non-Redemption Agreements”) with various unaffiliated third parties in exchange for such third parties agreeing not to redeem up to an aggregate of 4,597,648 shares of the Company’s Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of the stockholders called by the Company held on March 10, 2023. In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third parties up to an aggregate of 1,274,412 shares of the Company’s Class B common stock held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting.
In connection with the Public Stockholders’ vote at the special meeting of stockholders held by BurTech on March 10, 2023, 22,119,297 shares were tendered for redemption. As a result, approximately $227.8 million (approximately $10.30 per share redeemed) was removed from BurTech’s trust account to pay such holders. Following redemptions, BurTech had 6,630,703 shares of Class A Common Stock outstanding, and approximately $68.0 million remained in BurTech’s trust account. In conjunction with the above redemptions, the Public Stockholders also voted on extending the original liquidation from March 15, 2023 to December 15, 2024, extending the life of BurTech to complete an initial business combination.
In connection with the Public Stockholders’ vote at the special meeting of stockholders held by BurTech on December 11, 2023, 2,285,040 shares were tendered for redemption. As a result, approximately $24.5 million (approximately $10.74 per share redeemed) was removed from BurTech’s trust account to pay such holders. Following redemptions, as of September 30, 2024, BurTech had 15,162,658 shares of Class A Common Stock outstanding, including 4,345,663 redeemable and 10,817,000 non-redeemable, and approximately $49.9 million remained in BurTech’s trust account as of September 30, 2024. In conjunction with the above redemptions, the Public Stockholders also voted on extending the original liquidation from December 15, 2023 to December 15, 2024, extending the life of BurTech to complete an initial business combination.
BurTech plans to hold a special annual meeting of stockholders on December 9, 2024 pursuant to which it will ask its stockholders to approve an amendment to BurTech’s second amended and restated certificate of incorporation and investment management trust agreement giving BurTech the right to extend the date by which it has to complete an initial business combination from December 15, 2024 to May 15, 2025, with no additional payment to the Trust Account. If approved by BurTech’s stockholders, this will extend the life of BurTech to complete an initial business combination. However, if BurTech’s stockholders do not approve the amendments, Burtech will have until December 15, 2024 to complete an initial business combination or it will be required to dissolve and liquidate, and in such case, there will be no Business Combination or any other initial business combination.
Funds held in BurTech’s trust account, including any interest, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with any extension, an initial business combination or the liquidation of BurTech.
For illustrative purposes, based on the funds held in the Trust Account as of September 30, 2024 of approximately $49.9 million, the estimated per share redemption price would have been approximately $11.49. Public Stockholders may elect to redeem their shares whether or not they are holders as of the Record Date and whether or not they vote for the Business Combination Proposal. Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding shares of BurTech Class A Common Stock sold in the IPO. Holders of BurTech’s outstanding warrants sold in the IPO, which are exercisable for shares of BurTech Class A Common Stock under certain circumstances, do not have redemption rights in connection with the Business Combination. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of the Business Combination with respect to any shares of BurTech Class A Common Stock they may hold. As of September 30, 2024, our Sponsor, and officers and directors collectively owned approximately 68.5% of our issued and outstanding shares of BurTech Class A Common Stock. Our Sponsor, officers and directors have agreed to vote any shares of BurTech Class A Common Stock owned by them in favor of the Business Combination.
We may not consummate the Business Combination unless each of the Business Combination Proposal, Organizational Documents Proposal, Election of Directors Proposal, Equity Incentive Plan Proposal and Employee Stock Purchase Plan Proposal and Nasdaq Proposal (collectively, the “Required Proposals”) are approved at the special meeting. The Advisory Organizational Documents Proposals, are all conditioned on the approval of the Business Combination Proposal, Nasdaq Proposal, Election of Directors Proposal, Equity Incentive Plan Proposal and Employee Stock Purchase Plan Proposal and the Organizational Documents Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying proxy statement/prospectus.
The BurTech Board has unanimously approved the Merger Agreement and the transactions contemplated thereby and recommends that you vote “FOR” the Business Combination Proposal, “FOR” the Organizational Documents Proposal, “FOR” each of the Advisory Organizational Documents Proposals, “FOR” the Election of Directors Proposal, “FOR” the Equity Incentive Plan Proposal, “FOR” the Employee Stock Purchase Plan Proposal, “FOR” the Nasdaq Proposal and “FOR” the Adjournment Proposal (if necessary).
Your attention is directed to the proxy statement/prospectus accompanying this notice (including the financial statements and annexes attached thereto) for a more complete description of the proposed Business Combination and related transactions and each of our proposals. We encourage you to read the accompanying proxy statement/prospectus carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy, Inc., at 877-870-8565; banks and brokers can call collect at 206-870-8565.
By Order of the Board of Directors,
December 2, 2024	/s/ Shahal Khan Shahal Khan Chief Executive Officer and Chairman

i

ii

MARKET AND INDUSTRY DATA
Certain information contained in this proxy statement/prospectus relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we are not aware of any misstatements regarding such third-party information and data presented in this proxy statement/prospectus, such information and data involves risks and uncertainties and is subject to change based on various factors, including, potentially, those discussed under the section entitled “Risk Factors” starting on page 51 of this proxy statement/prospectus. Furthermore, such information and data cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Finally, while we believe our own internal estimates and research are reliable, and are not aware of any misstatements regarding such information and data presented in this proxy statement/prospectus, such research has not been verified by any independent source. Notwithstanding anything in this proxy statement/prospectus to the contrary, we are responsible for all disclosures in this proxy statement/prospectus.
ABOUT THIS PROXY STATEMENT/PROSPECTUS
This document, which forms part of a registration statement on Form S-4 filed with the SEC by BurTech (File No. 333-280889) (the “Registration Statement”), constitutes a prospectus of BurTech under Section 5 of the Securities Act, with respect to the shares of BurTech Class A Common Stock to be issued if the Business Combination described below is consummated. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the Exchange Act with respect to the special meeting of BurTech stockholders at which BurTech stockholders will be asked to consider and vote upon a proposal to approve the Business Combination by the approval and adoption of the Merger Agreement, among other matters.
BurTech files reports, proxy statements/prospectuses and other information with the SEC as required by the Exchange Act. You can read BurTech’s SEC filings, including this proxy statement/prospectus, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement/prospectus or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:
BurTech Acquisition Corp.
Address: 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004
Telephone: (202) 600-5757
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
(877) 870-8565
If you are a stockholder of BurTech and would like to request documents, please do so by December 16, 2024 to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
You may also obtain additional information about BurTech from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares (as defined in the accompanying proxy statement/prospectus), you will need to send a letter demanding redemption and deliver your shares electronically to our transfer agent at least two business days prior to the special meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” in the section entitled “Questions and Answers About the Business Combination.” If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com
FREQUENTLY USED TERMS
In this document:
•
“Adjournment Proposal” means a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

•
“Advisory Organizational Documents Proposals” means the separate proposals for amendments to the Existing Charter, which are reflected in the Proposed Charter, the full text of which is attached to this proxy statement/prospectus as Annex B.

•
“Aggregate Company Shares” means, without duplication, (i) the sum of the number of shares of Blaize Common Stock that are (a) issued and outstanding immediately prior to the Effective Time (for the avoidance of doubt, after giving effect to the Blaize Security Conversion and the Warrant Event but excluding (w) any shares of Burkhan Company Stock), (x) any shares of Blaize Common Stock issued upon exercise of warrants to purchase shares of Blaize Common Stock issued by Blaize on or after April 22, 2024, (y) any shares of Blaize Common Stock issued upon conversion of convertible notes issued by Blaize on or after April 22, 2024 (together with the shares of Blaize Common Stock in clause (x), the “Excluded Company Stock”)) and (z) any shares of Blaize Common Stock to be cancelled pursuant to Section 3.2(d) of the Merger Agreement (as amended) and (b) issuable upon the exercise or settlement of Blaize Awards (in each case, whether or not vested or currently exercisable) that are outstanding immediately prior to the Effective Time minus (ii) a number of shares of Blaize Common Stock equal to the quotient of (x) the Aggregate Option Exercise Price divided by (y) the Per Company Share Merger Consideration.

•
“Aggregate Option Exercise Price” means the sum of the aggregate cash exercise prices of all Blaize Options (in each case, whether or not vested or currently exercisable) that are outstanding as of immediately prior to the Effective Time.

•
“Amendment to Merger Agreement” means that certain Amendment to Agreement and Plan of Merger, dated as of April 22, 2024, by and among BurTech, Merger Sub, Blaize and solely for purposes of Section 3.1 and Section 3.5 thereto, Burkhan.

•
“Available Acquiror Cash” means, without duplication, (i) the Trust Amount, plus (ii) the proceeds of any Private Placement Investment actually received by BurTech prior to or substantially concurrently with the Closing (provided, that, for the avoidance of doubt, Available Acquiror Cash shall exclude any financing proceeds that are subject to any conditions that have not been duly satisfied, waived or achieved prior to the Closing (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof)), plus (iii) the aggregate gross proceeds of $5,000,000 received by Blaize pursuant to that certain Note Purchase Agreement, dated as of July 3, 2023, by and among Blaize and the lenders party thereto, plus (iv) any and all proceeds from financings received by Blaize after the date hereof and prior to or substantially concurrently with the Closing (including, for the avoidance of doubt, the aggregate gross proceeds received by Blaize from the issuance of the Burkhan Convertible Notes and the Burkhan Warrants), plus (v) the amount contributed by or on behalf of Sponsor pursuant to the Backstop Agreement, minus (vi) the amount required to pay all transaction expenses of BurTech (including, for the avoidance of doubt, any deferred underwriting commissions and BurTech Extension Expenses) and all transaction expenses of Blaize.
•
“Base Merger Consideration” means the aggregate number of shares of BurTech Class A Common Stock equal to (a) the quotient (such quotient, the “Company Base Merger Consideration”) obtained by dividing (i) the sum of (x) the Base Purchase Price, plus (y) $70,000,000, by (ii) $10.00, plus (b) the product of (i) the number of shares of Burkhan Company Stock multiplied by (ii) the Exchange Ratio, plus (c) the product of (i) the number of shares of Excluded Company Stock multiplied by (ii) the Exchange Ratio.

•
“Base Purchase Price” means an amount equal to $767,000,000.

•
“Blaize” means Blaize, Inc., a Delaware corporation, prior to the Business Combination, which will be renamed Blaize Holdings, Inc.

•
“Blaize Awards” means Blaize Options and Blaize RSUs.

•
“Blaize Board” means Blaize’s board of directors prior to the Business Combination.

•
“Blaize Business Combination Proposal” means the proposal to the Blaize stockholders to consider and vote upon the proposal to approve the adoption of the Merger Agreement and the Business Combination.

•
“Blaize Capital Stock” means Blaize Common Stock and Blaize Preferred Stock.

•
“Blaize Common Stock” means the shares of common stock of Blaize, par value $0.00001 per share.

•
“Blaize Preferred Stock” means collectively, the Series Seed Shadow Preferred Stock, Series A Shadow Preferred Stock, Series B Shadow Preferred Stock, Series C Shadow Preferred Stock, Series D Shadow Stock and the Senior Series D Shadow Stock.

•
“Blaize Option” means an option to purchase shares of Blaize Common Stock granted under Blaize’s Amended and Restated 2011 Stock Plan.

•
“Blaize RSU” means a restricted stock unit relating to shares of Blaize Common Stock granted under Blaize’s Amended and Restated 2011 Stock Plan.

•
“Blaize Warrant” means each outstanding warrant to purchase equity securities of Blaize.

•
“Broker non-vote” means the failure of a BurTech stockholder, who holds his or her shares in “street name” through a broker or other nominee, to give voting instructions to such broker or other nominee.

•
“Burkhan” means Burkhan Capital LLC.

•
“Burkhan Convertible Notes” means those certain convertible promissory notes pursuant to that certain Note Purchase Agreement, dated as of July 3, 2023, by and among Burkhan and/or its affiliates and/or nominees, on the one hand, Blaize on the other hand, and the lenders party thereto.

•
“BurTech” means BurTech Acquisition Corp., a Delaware corporation.

•
“BurTech Board” means BurTech’s board of directors prior to the Business Combination.

•
“BurTech Board Recommendations” means the recommendation of the BurTech Board to the BurTech stockholders that they approve and adopt the Merger Agreement and all other transactions contemplated thereby, approve the Merger and approve the proposals contained in this proxy statement/prospectus.

•
“BurTech Class A Common Stock” means BurTech’s Class A common stock, par value $0.0001 per share.

•
“BurTech Class B Common Stock” means BurTech’s Class B common stock, par value $0.0001 per share.

•
“BurTech Common Stock” means BurTech Class A Common Stock and BurTech Class B Common Stock, collectively.

•
“BurTech Proposals” means the proposals to be voted on at the special meeting of BurTech stockholders as described in this proxy statement/prospectus.

•
“BurTech Unit” means one share of BurTech Class A Common Stock and one redeemable BurTech Warrant.

•
“BurTech Warrant Agreement” means the Warrant Agreement, dated as of December 10, 2021, by and between BurTech and Continental Stock Transfer & Trust Company, governing the outstanding BurTech Warrants.

•
“BurTech Warrants” means the Private Placement Warrants and the Public Warrants issued under the BurTech Warrant Agreement, with each whole warrant exercisable for one share of BurTech Class A Common Stock at an exercise price of $11.50.

•
“Business Combination” means the transactions described in the Merger Agreement.

•
“Business Combination Proposal” means the proposal to approve the adoption of the Merger Agreement and the Business Combination.

•
“Business Days” means any day other than Saturday, Sunday or a day on which banks are closed in New York City, New York.

•
“Closing” means the consummation of the Business Combination.

•
“Closing Date” means the date on which the Closing occurs.

•
“Closing Price” means, for each Trading Day, the closing price (based on such Trading Day) of shares of BurTech Common Stock on the Trading Market, as reported on Nasdaq.com.

•
“Code” means the Internal Revenue Code of 1986, as amended.

•
“Code of Conduct” means the Code of Business Conduct and Ethics to be adopted by the New Blaize Board and applicable to all of New Blaize’s employees, executive officers and directors.

•
“DGCL” means the Delaware General Corporation Law, as amended.

•
“DOJ” means the Department of Justice.

•
“Effective Time” means the time of filing of a certificate of merger with the Secretary of State of the State of Delaware upon consummation of the Merger or such later time as may be agreed by the parties to the Merger Agreement and specified in such certificate of merger.

•
“Election of Directors Proposal” means the proposal to elect, effective at the Closing, seven (7) directors to serve on our board of directors until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified.

•
“Employee Stock Purchase Plan Proposal” means the proposal to approve and adopt the employee stock purchase plan established to be effective upon the consummation of the Business Combination.

•
“Equity Incentive Plan Proposal” means the proposal to approve and adopt the incentive equity plan established to be effective upon the consummation of the Business Combination.

•
“Excess Shares” means the Public Shares held in excess of 15% of the total Public Shares issued which any individual public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), that exceeds 15% of the total Public Shares issued by BurTech; such Excess Shares will be restricted from seeking redemption rights without BurTech’s prior consents.

•
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

•
“Existing Bylaws” means BurTech’s Bylaws.

•
“Existing Charter” means BurTech’s Second Amended and Restated Certificate of Incorporation, dated as of December 13, 2021, as amended on March 10, 2023 and December 11, 2023.

•
“Founder Shares” means the shares of BurTech Class B Common Stock originally issued to the Sponsor, which were exchanged into an equal number of shares of BurTech Class A Common Stock on December 11, 2023.

•
“FTC” means the Federal Trade Commission.

•
“GAAP” means U.S. generally accepted accounting principles.

•
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

•
“Investment Company Act” means the Investment Company Act of 1940, as amended.

•
“IPO” means BurTech’s initial public offering of BurTech Units, consummated on December 15, 2021.

•
“IPO Promissory Note” means an unsecured promissory note the Sponsor issued to BurTech on May 21, 2021, pursuant to which BurTech may borrow up to an aggregate principal amount of $300,000.

•
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.

•
“Merger” means the merger of Merger Sub with and into Blaize.

•
“Merger Agreement” means the Agreement and Plan of Merger, dated as of December 22, 2023, as may be amended from time to time, by and among BurTech, Merger Sub, Blaize and Burkhan (for the limited purposes set forth therein).

•
“Merger Consideration” means the number of shares of BurTech Class A Common Stock issuable to the Blaize stockholders and Burkhan or its Affiliates or nominees.

•
“Merger Sub” means BurTech Merger Sub Inc., a Delaware corporation.

•
“Nasdaq” means the Nasdaq Global Market.

•
“Nasdaq Proposal” means the proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market, the issuance of shares of BurTech Class A Common Stock pursuant to the Merger Agreement.

•
“New Blaize” means BurTech immediately following the consummation of the Business Combination and approval of the Proposed Charter.

•
“New Blaize Board” means New Blaize’s board of directors following the consummation of the Business Combination and the election of directors pursuant to the Election of Directors Proposal.

•
“New Blaize Common Stock” means, following the consummation of the Business Combination and approval of the Proposed Charter, New Blaize’s common stock, par value $0.0001 per share, as authorized under the Proposed Charter.

•
“Organizational Documents Proposal” means the proposal to be considered at the special meeting to approve and adopt, assuming the Business Combination Proposal is approved and adopted, the Proposed Charter and Proposed Bylaws of New Blaize as the post-Business Combination company, which, if approved, would take effect substantially concurrently with the Effective Time.

•
“Per Company Share Merger Consideration” means that number of shares of BurTech Class A Common Stock equal to the quotient obtained by dividing (a) the Company Base Merger Consideration, by (b) the Aggregate Company Shares.

•
“Permitted Withdrawals” means the withdrawals BurTech is allowed to take from the Trust Account for taxes payable, and in the event of the dissolution of BurTech, up to $100,000 of interest to pay dissolution expenses.

•
“PIPE” means a private investment in a public equity.

•
“Preferred Stock” means BurTech Preferred stock, par value $0.0001 per share.

•
“Private Placement” means the sale of the Private Placement Units that occurred simultaneously with the completion of the IPO.

•
“Private Placement Investment” means any private placement of shares of BurTech Class A Common Stock or securities exercisable or convertible into shares of BurTech Class A Common Stock, or any other form of investment in or financing of (either directly or indirectly) BurTech, that is consummated in connection with the transactions subject to and in accordance with the terms of the Merger Agreement.

•
“Private Placement Units” means the units sold in the Private Placement to our Sponsor, consisting of BurTech Class A Common Stock and one redeemable warrant to purchase shares of BurTech Class A Common Stock, that occurred simultaneously with the completion of the IPO.

•
“Private Placement Warrants” means the redeemable warrants included in the Private Placement Units sold in the Private Placement to our Sponsor, each whole warrant of which is exercisable for one share of BurTech Class A Common Stock, in accordance with its terms.

•
“Proposed Bylaws” means the proposed Amended and Restated Bylaws of BurTech, the full text of which is attached to this proxy statement/prospectus as Annex C.

•
“Proposed Charter” means the proposed Third Amended and Restated Certificate of Incorporation of BurTech, the full text of which is attached to this proxy statement/prospectus as Annex B.

•
“Public Shares” means shares of BurTech Class A Common Stock issued as part of the units sold in the IPO.

•
“Public Stockholders” means the holders of shares of BurTech Class A Common Stock.

•
“Public Warrants” means the redeemable warrants included in the BurTech Units sold in the IPO, each whole warrant of which is exercisable for one share of BurTech Class A Common Stock, in accordance with its terms.

•
“Record Date” means November 12, 2024, the record date for the special meeting of BurTech stockholders as described in this proxy statement/prospectus.

•
“Requisite Approval” means the written consent or affirmative vote of (i) the holders of a majority of the outstanding shares of Blaize Common Stock and Blaize Preferred Stock, voting together as a single class on an as-converted basis, (ii) the holders of a majority of the outstanding shares of Blaize Preferred Stock, voting together as a single class on an as-converted basis, (iii) the holders of a majority of the outstanding shares of Blaize’s Series C Shadow Preferred Stock, voting together as a separate class, and (iv) the holders of a majority of the outstanding shares of Blaize’s Series D Shadow Stock and Senior Series D Shadow Stock, voting together as a single class on an as-converted basis, in each case, pursuant to the terms and subject to the conditions of the Blaize’s governing documents and applicable law.

•
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

•
“SEC” means the U.S. Securities and Exchange Commission.

•
“Second Amendment to Merger Agreement” means that certain Amendment No. 2 to Agreement and Plan of Merger, dated as of October 24, 2024, by and among BurTech, Merger Sub, Blaize and solely for purposes of Section 3.1 and Section 3.5 thereto, Burkhan.

•
“Securities Act” means the U.S. Securities Act of 1933, as amended.

•
“Sponsor” means BurTech LP LLC, a Delaware limited liability company.

•
“Sponsor Support Agreement” means that Sponsor Support Agreement, dated as of December 22, 2023, by and among BurTech, Blaize, and the Sponsor.

•
“Company Support Agreement” means that Company Support Agreement, dated as of December 22, 2023, by and among BurTech, Blaize and certain of Blaize’s stockholders.

•
“Third Amendment to Merger Agreement” means that certain Amendment No. 3 to Agreement and Plan of Merger, dated as of November 21, 2024, by and among BurTech, Merger Sub, Blaize and solely for purposes of Section 3.1 and Section 3.5 thereto, Burkhan.

•
“Trading Market” means the stock market on which shares of BurTech Common Stock shall be trading at the time of determination of the Closing Price.

•
“Trust Account” means the trust account that holds a portion of the proceeds of the IPO and the concurrent sale of the Private Placement Warrants.

•
“Underwriting Agreement” means the Underwriting Agreement, dated December 10, 2021, by and among BurTech Acquisition Corp. and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters, entered into in connection with the IPO, as amended by that certain Satisfaction and Discharge of Indebtedness Pursuant to Underwriting Agreement dated April 26, 2024.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of BurTech stockholders, including with respect to the proposed Business Combination. The following questions and answers may not include all the information that is important to BurTech and Blaize stockholders. Stockholders are urged to read carefully this entire proxy statement/prospectus, including the financial statements and annexes attached hereto and the other documents referred to herein.
Questions and Answers about the Special Meeting of BurTech’s Stockholders and the Related Proposals
Q.   Why am I receiving this proxy statement/prospectus?
A.
BurTech has entered into the Merger Agreement with Blaize and the other parties thereto pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a wholly owned subsidiary of BurTech. A copy of the Merger Agreement, the Amendment to Merger Agreement and the Second Amendment to Merger Agreement are attached to this proxy statement/prospectus as Annex A-1, Annex A-2, and Annex A-3, respectively.

BurTech stockholders are being asked to consider and vote upon the Business Combination Proposal to approve the adoption of the Merger Agreement and the Business Combination, among other proposals.
BurTech Units, BurTech Class A Common Stock and the Public Warrants are currently listed on the Nasdaq Global Market, under the symbols “BRKHU,” “BRKH,” and “BRKHW,” respectively. BurTech has applied to continue the listing of New Blaize Common Stock and Public Warrants on the Nasdaq Global Market under the symbol “BAIZ” and “BAIZ.W” upon the Closing. At the Closing, each BurTech Unit will separate into its components consisting of one share of BurTech Class A Common Stock and one redeemable Public Warrant, and therefore there will be no Nasdaq listing of the BurTech Units following the consummation of the Business Combination.
The Sponsor and BurTech’s officers and directors have agreed to (a) vote all of their shares of BurTech Class A Common Stock in favor of the Business Combination, and (b) certain restrictions on their shares of BurTech Common Stock.
Immediately prior to the Effective Time, the Blaize Security Conversion, the Warrant Event and the Burkhan Conversion Event shall have been consummated.
At the Closing, as a result of the Business Combination, (i) each outstanding share of Blaize Common Stock (excluding (x) shares of Blaize Common Stock subject to Blaize RSUs and Blaize Options, (y) shares of Blaize Common Stock held by Blaize as treasury stock, and (z) shares the holders of which perfect rights of appraisal under Delaware law) will be cancelled and automatically converted into the right to receive a number of shares of BurTech Class A Common Stock equal to the quotient obtained by dividing (a) the Company Base Merger Consideration, by (b) the Aggregate Company Shares (the “Exchange Ratio”), (ii) each Blaize Option that is outstanding and unexercised immediately prior to the Effective Time shall automatically be converted into an option to purchase shares of New Blaize Common Stock as set forth in the Merger Agreement, and (iii) each award of Blaize RSUs that is outstanding and unsettled immediately prior to the Effective Time shall automatically be converted into an award of restricted stock units relating to shares of New Blaize Common Stock as set forth in the Merger Agreement.
This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the proposals to be acted upon at the special meeting. You should read this proxy statement/prospectus and its annexes carefully and in their entirety. This document also constitutes a prospectus of BurTech with respect to the BurTech Class A Common Stock issuable in connection with the Business Combination.
Q.   What matters will stockholders consider at the special meeting?
A.
The Business Combination Proposal — a proposal to approve the adoption of the Merger Agreement and the Business Combination.

The Organizational Documents Proposal — a proposal to approve and adopt, upon consummation of the Business Combination, the Proposed Charter and the Proposed Bylaws.
The Advisory Organizational Documents Proposals — four proposals to approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter and the Proposed Bylaws.
The Election of Directors Proposal — a proposal to elect the directors comprising the board of directors of New Blaize at the Closing.
The Equity Incentive Plan Proposal — a proposal to approve and adopt the incentive equity plan of New Blaize, established to be effective upon the Closing of the Business Combination.
The Employee Stock Purchase Plan Proposal — a proposal to approve and adopt the employee stock purchase plan of New Blaize, established to be effective upon the Closing of the Business Combination.
The Nasdaq Proposal — a proposal to approve, for purposes of complying with the applicable listing rules of Nasdaq, the issuance of shares of BurTech Class A Common Stock pursuant to the Merger Agreement in connection with the Business Combination.
The Adjournment Proposal — a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.
Q.   What vote is required to approve the proposals presented at the special meeting?
A.
The approval of the Organizational Documents Proposal requires the affirmative vote (in person or by proxy) of the majority of the issued and outstanding shares of each of the BurTech Class A Common Stock and BurTech Class B Common Stock, voting separately, as well as the vote of a majority of the issued and outstanding shares of BurTech Class A Common Stock and BurTech Class B Common Stock, voting together as a single class. Accordingly, a BurTech stockholder’s failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting or a broker non-vote will have the same effect as a vote against the Organizational Documents Proposals.

The approval of the Business Combination Proposal, the Advisory Organizational Documents Proposals, Equity Incentive Plan Proposal, Employee Stock Purchase Plan Proposal, Nasdaq Proposal and Adjournment Proposal require the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting. Accordingly, a BurTech stockholder’s failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting or a broker non-vote will have no effect on the outcome of any vote on these Proposals.
The approval of the election of each director nominee pursuant to the Election of Directors Proposal requires the affirmative vote of the holders of a plurality of the shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting. Accordingly, a BurTech stockholder’s failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting or a broker non-vote will have no effect on the outcome of any vote on the Election of Directors Proposal.
Pursuant to the Merger Agreement, the Business Combination is conditioned upon the approval of the requisite number of shares of BurTech to approve and adopt the Merger Agreement and the Business Combination and to approve the other proposals as described in this proxy statement/prospectus. The Business Combination is not structured in a way so that approval of at least a majority of unaffiliated BurTech stockholders is required.
In accordance with the Sponsor Support Agreement, entered into concurrently with the execution of the Merger Agreement, holders of 10,385,750 shares of BurTech Class A Common Stock (or 68.5% of the outstanding shares of BurTech Common Stock as of September 30, 2024) have agreed to vote in favor of each of the proposals, subject to certain customary conditions. As a result of such agreement, we do not need the affirmative vote of any of the holders of the remaining shares of BurTech Class A Common Stock held by the Public Stockholders as of the record date to approve the Organizational Documents Proposal, each of the Advisory Organizational Documents Proposals, Business Combination Proposal, Equity Incentive Plan Proposal, Employee Stock Purchase Plan Proposal, Nasdaq Proposal, Adjournment Proposal and each director nominee pursuant to the Election of Directors Proposal.
Q.   Are any of the proposals conditioned on one another?
A.
The Organizational Documents Proposal, Advisory Organizational Documents Proposals, Election of Directors Proposal, Equity Incentive Plan Proposal and Employee Stock Purchase Plan Proposal are all conditioned on the approval of the Business Combination Proposal and the Nasdaq Proposal. The Nasdaq Proposal is conditioned on the approval of the Business Combination Proposal. The Business Combination Proposal is conditioned on the approval of the Nasdaq Proposal and the Organizational Documents Proposal. The Adjournment Proposal does not require the approval of any other proposal to be effective.

It is important for you to note that in the event that the Business Combination Proposal is not approved, then BurTech will not consummate the Business Combination. If BurTech does not consummate the Business Combination and fails to complete an initial business combination by December 15, 2024 (the “Extension Deadline”), then BurTech will be required to dissolve and liquidate.
Q.   What will happen upon the consummation of the Business Combination?
A.
On the Closing Date, Merger Sub will be merged with and into Blaize, with Blaize surviving the Merger as a wholly owned subsidiary of BurTech. The Merger will have the effects specified under Delaware law. At the Closing, as a result of the Business Combination, (i) each outstanding share of Blaize Common Stock (excluding (x) shares of Blaize Common Stock subject to Blaize RSUs and Blaize Options, (y) shares of Blaize Common Stock held by Blaize as treasury stock, and (z) shares the holders of which perfect rights of appraisal under Delaware law) will be cancelled and automatically converted into the right to receive a number of shares of BurTech Class A Common Stock equal to the Exchange Ratio, (ii) each Blaize Option that is outstanding and unexercised immediately prior to the Effective Time shall automatically be converted into an option to purchase shares of New Blaize Common Stock as set forth in the Merger Agreement, and (iii) each award of Blaize RSUs that is outstanding and unsettled immediately prior to the Effective Time shall automatically be converted into an award of restricted stock units relating to shares of New Blaize Common Stock as set forth in the Merger Agreement. Following the consummation of the Business Combination and upon effectiveness of the Proposed Charter, all outstanding shares of BurTech Class A Common Stock will be reclassified as shares of New Blaize Common Stock on a one-to-one basis.

Q.   Why is BurTech proposing the Business Combination Proposal?
A.
BurTech was organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. BurTech is not limited to any particular industry or sector.

BurTech received net proceeds of $291,812,500 from its IPO (including from the exercise by the underwriters of their over-allotment option) and sale of the Private Placement Units, which was placed into the Trust Account immediately following the IPO. In accordance with the Existing Charter, the funds held in the Trust Account will be released upon the consummation of the Business Combination. See the question “What happens to the funds held in the Trust Account upon consummation of the Business Combination?” below.
As of September 30, 2024, there were 15,162,658 shares of BurTech Class A Common Stock and 5 shares of BurTech Class B Common Stock issued and outstanding. In addition, as of September 30, 2024, there were 29,648,250 BurTech Warrants issued and outstanding, consisting of 28,750,000 Public Warrants and 898,250 Private Placement Warrants. Each whole BurTech Warrant entitles the holder thereof to purchase one share of BurTech Class A Common Stock at a price of $11.50 per share. The

BurTech Warrants will become exercisable 30 days after the completion of a business combination, and expire at 5:00 p.m., New York City time, five years after the completion of a business combination or earlier upon redemption or liquidation.
Under the Existing Charter, BurTech must provide all holders of Public Shares with the opportunity to have their Public Shares redeemed upon the consummation of BurTech’s initial business combination in conjunction with a stockholder vote.
Q.   Who is Blaize?
A.
Blaize is an innovative semiconductor and software technology company dedicated to revolutionizing the world of AI. Blaize provides artificial intelligence (“AI”) accelerated computing solutions for the edge. Blaize’s mission is to enable enterprises to harness the power of AI at the edge, delivering real-time insights and decision-making capabilities with compelling speed and efficiency. With Blaize’s innovative hardware and software solutions, Blaize believes that they are at the forefront of transforming industries and unlocking new possibilities in an increasingly connected and data-driven world.

Q.   What equity stake will current BurTech stockholders and Blaize stockholders have in New Blaize?
A.
It is anticipated that, upon the completion of the Business Combination, the ownership of New Blaize will be as follows:

•
current Blaize stockholders, including all current note holders, except for the Final Closing Lenders, will own 54,988,358 shares of New Blaize Common Stock, representing 55.3% of the total shares outstanding under the no redemption scenario, 56.2% of the total shares outstanding under the 50% of maximum redemption scenario and 56.0% of the total shares outstanding under the maximum redemption scenario;

•
Under the no redemption scenario, current BurTech Public Stockholders will own 4,345,663 shares of New Blaize Common Stock, representing 4.4% of the total shares outstanding, under the 50% of maximum redemption scenario, current BurTech stockholders will own 2,172,832 shares of New Blaize Common Stock, representing 2.2% of the total shares outstanding and under the maximum redemption scenario, current BurTech stockholders will own no shares of New Blaize Common Stock, representing 0.0% of the total shares outstanding; and

•
affiliates of our Sponsor and related parties will own 14,158,014 shares of New Blaize Common Stock, representing 14.2% of the total shares outstanding under the no redemption scenario, 14,662,251 shares of New Blaize Common Stock, representing 15.1% of the total shares outstanding under the 50% of maximum redemption scenario, and 17,158,014 shares of New Blaize Common Stock representing 17.6% of the total shares outstanding under the maximum redemption scenario; and

•
the Final Closing Lenders will own 25,541,201 shares of New Blaize Common Stock, representing 25.7% of the total shares outstanding under the no redemption scenario, 26.1% of the total shares outstanding under the 50% of maximum redemption scenario and 26.0% of the total shares outstanding under the maximum redemption scenario.

The numbers of shares and percentage interests set forth above (i) reflect different redemption scenarios laid out below, (ii) assumes an Exchange Ratio equal to 0.78, and (iii) are calculated based on the capitalization of Blaize and BurTech as of November 7, 2024.
No redemption scenario:   This presentation assumes that no Public Stockholders exercise redemption rights with respect to their Public Shares.
50% of maximum redemption scenario:   This presentation assumes that half of the current Public Stockholders holding approximately 50% of the Public Shares exercise redemption rights with respect to their Public Shares. This scenario assumes that 2,172,832 Public Shares are redeemed for an aggregate redemption payment of approximately $25.0 million. This 50% of maximum redemption scenario assumes 50% of the maximum redemption as defined below.
Maximum redemption scenario:   This presentation assumes that the Public Stockholders holding approximately 100% of the current Public Shares exercise redemption rights with respect to their Public

Shares. This scenario assumes that 4,345,663 Public Shares are redeemed for an aggregate redemption payment of approximately $49.9 million. This maximum redemption scenario is based on a minimum cash condition of $125 million at the Closing of the Business Combination, consisting of Trust Account funds, certain private placement and financing proceeds and the amount contributed by or on behalf of the Sponsor pursuant to the Backstop Agreement, less transaction expenses and the aggregate amount of cash proceeds that will be required to satisfy the redemption of the Public Shares (the “Minimum Cash Condition”).
For the ownership percentages presented above, the ownership percentages with respect to New Blaize do not take into account (i) the issuance of any additional shares upon the closing of the Business Combination under the Incentive Award Plan or ESPP, (ii) any exercise of Public Warrants or Private Placement Warrants to purchase New Blaize Common Stock that will be outstanding immediately following the Effective Time, or (iii) any shares of New Blaize Common Stock covered by Blaize Awards that will be held by current equityholders of Blaize immediately following the Effective Time. The presentation set forth above also does not give effect to any performance vesting provisions applicable to any of the BurTech Class B Common Stock. The numbers of shares and percentage interests set forth above have been presented for illustrative purposes only and do not necessarily reflect what New Blaize’s share ownership will be upon completion of the Business Combination. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
Q.   Who will be the officers and directors of BurTech if the Business Combination is consummated?
A.
Immediately following the consummation of the Business Combination, the New Blaize Board will be comprised of seven (7) members, including two individuals to be designated by Blaize and five individuals will be independent directors, designated by Blaize, and Lane M. Bess will be designated as the Chairman until a new chairperson is appointed by the New Blaize Board. Blaize agrees to consult, in good faith, with BurTech regarding the determination of the independent directors. Immediately following the consummation of the Business Combination, we expect that the executive officers of New Blaize will be: Dinakar Munagala (Chief Executive Officer) and Harminder Sehmi (Chief Financial Officer).

Q.   What conditions must be satisfied to complete the Business Combination?
A.
There are a number of closing conditions in the Merger Agreement, including that BurTech’s stockholders have approved and adopted the Merger Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “The Merger Agreement — Conditions to Closing of the Merger Agreement.”

Q.   What happens if I sell my shares of BurTech Class A Common Stock before the special meeting?
A.
The Record Date for the special meeting will be earlier than the date the Business Combination is expected to be completed. If you transfer your shares of BurTech Class A Common Stock after the Record Date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting.

Q.   Do Blaize’s stockholders need to approve the Business Combination?
A.
Yes. Shortly following the execution of the Merger Agreement, Blaize and the holders of Blaize Capital Stock holding a majority of the shares of Blaize Common Stock and Blaize Preferred Stock (on an as converted to Blaize Common Stock basis) outstanding as of the date of the Merger Agreement entered into the Company Support Agreement, pursuant to which, among other things and subject to the terms and conditions therein, such Blaize stockholders agreed to vote or provide their written consent with respect to all Blaize Common Stock beneficially owned by such stockholders in favor of adoption and approval of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement, including the Business Combination, and, among other things, not to (a) transfer any of their Blaize Common Stock (or enter into any arrangement with respect thereto) or (b) enter into any agreement, or amend or modify any existing agreement, that would restrict, limit or interfere with the Company Support Agreement. Collectively, as of October 29, 2024, the Blaize stockholders who had previously entered into the Company Support Agreement held approximately 55.7% of the outstanding shares of Blaize Capital Stock. For further information, please see the section entitled “Certain Agreements Related to the Business Combination — Company Support Agreement.”
Q.
May BurTech or BurTech’s directors, officers or advisors, or their affiliates, purchase shares in connection with the Business Combination?

A.
On April 22, 2024, the Sponsor entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with BurTech and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses (the “Trust Amount”) is less than $30,000,000, the Sponsor shall purchase, prior to or substantially concurrently with the closing of the Business Combination, a number of shares of BurTech Class A Common Stock equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, at a per share purchase price of $10.00 per share. In connection with the stockholder vote to approve the proposed Business Combination, the Sponsor and the BurTech Board, officers, advisors or their affiliates may further, without the prior written consent of Blaize, privately negotiate transactions to purchase shares prior to the Closing from stockholders who would have otherwise elected to have their shares redeemed for a per share pro rata portion of the Trust Account. None of the Sponsor, directors, officers or advisors, or their respective affiliates, will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such shares. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that Sponsor or BurTech’s directors, officers or advisors, or their affiliates, purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the Trust Account. The purpose of these purchases would be to increase the amount of cash available to BurTech for use in the Business Combination.

Q.   How many votes do I have at the special meeting?
A.
BurTech’s stockholders are entitled to one vote at the special meeting for each share of BurTech Class A Common Stock or BurTech Class B Common Stock held of record as of the Record Date. As of the close of business on the Record Date, there were 15,162,658 shares of BurTech Class A Common Stock outstanding and five shares of BurTech Class B Common Stock outstanding.

Q.   What interests do BurTech’s current officers and directors have in the Business Combination?
A.
The BurTech Board and executive officers may have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. The BurTech Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Business Combination and the transactions contemplated thereby. These interests were considered by the BurTech Board when it approved the Business Combination. For further information, please see the section entitled “The Business Combination —  Interests of Sponsor Related Parties in the Business Combination and Related Financing.”

Q.   What happens if the Business Combination Proposal is not approved?
A.
If the Business Combination Proposal is not approved and BurTech does not consummate the Business Combination and fails to complete an initial business combination by the Extension Deadline or amend its Existing Charter to extend the date by which BurTech must consummate an initial business combination, then BurTech will be required to dissolve and liquidate the Trust Account.

Q.   Do I have redemption rights?
A.
If you are a holder of Public Shares, you may redeem your Public Shares for cash equal to your pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of the IPO, as of two business days prior to the consummation of the Business Combination, including interest not previously released to BurTech to pay its taxes, upon the consummation of the Business Combination. The per share amount BurTech will distribute to holders who properly redeem their shares will not be reduced by the deferred underwriting commissions BurTech will pay to the underwriters of its IPO if the Business Combination is consummated. Holders of the outstanding Public Warrants do not have redemption rights with respect to such warrants in connection with the Business Combination. Our Sponsor has agreed to waive its redemption rights with respect to their shares of BurTech Class A Common Stock and any Public Shares that it may have acquired during or after the IPO in connection with the completion of BurTech’s initial business combination. The shares of BurTech Class A Common Stock will be excluded from the pro rata calculation used to determine the per share redemption price. For illustrative purposes, based on funds in the Trust Account of approximately $49.9 million on September 30, 2024, the estimated per share redemption price would have been approximately $11.49. This is greater than the $10.00 IPO price of BurTech Units. Additionally, Public Shares properly tendered for redemption will only be redeemed if the business Combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the Trust Account (including interest but net of Permitted Withdrawals) in connection with the liquidation of the Trust Account. If the Business Combination is not consummated, BurTech may enter into an alternative business combination and close such transaction by the Extension Deadline.

Q.   Is there a limit on the number of shares I may redeem?
A.
A Public Stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares. Accordingly, all shares in excess of 15% of the Public Shares owned by a holder will not be redeemed. On the other hand, a Public Stockholder who holds less than 15% of the Public Shares may redeem all of the Public Shares held by him or her for cash.

Q.   Will how I vote affect my ability to exercise redemption rights?
A.
No. You may exercise your redemption rights whether you vote your Public Shares for or against the Business Combination Proposal or do not vote your shares. As a result, the Business Combination Proposal can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a less liquid Trading Market, fewer stockholders, less cash and the potential inability to meet the listing standards of Nasdaq.

Q.   How do I exercise my redemption rights?
A.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on December 18, 2024 (two business days before the special meeting), (i) submit a written request to BurTech’s transfer agent that BurTech redeem your Public Shares for cash and (ii) deliver your stock to BurTech’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, BurTech’s transfer agent, is listed under the question “Who can help answer my questions?” below. BurTech requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to BurTech’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and BurTech’s transfer agent will need to act to facilitate the request. It is BurTech’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because BurTech does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with BurTech’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to BurTech’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that BurTech’s transfer agent return the shares (physically or electronically). You may make such request by contacting BurTech’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Q.   What are the U.S. federal income tax consequences of exercising my redemption rights?
A.
We expect that a U.S. Holder (as defined in “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock”) that exercises its redemption rights to receive cash from the trust account in exchange for its shares of Class A Common Stock will generally be treated as selling such shares of Class A Common Stock resulting in the recognition of capital gain or capital loss. There may be certain circumstances in which the redemption may be treated as a distribution for U.S. federal income tax purposes depending on the amount of shares of Class A Common Stock that such U.S. Holder owns or is deemed to own (including through the ownership of warrants) prior to and following the redemption. For a more detailed discussion of the U.S. federal income tax considerations of an exercise of redemption rights, see “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock — U.S. Federal Income Tax Considerations of a Redemption of BurTech Public Shares.”

Q. What are the U.S. federal income tax consequences of the Merger?
A.
Blaize and BurTech intend the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In connection with the filing of the registration statement of which this proxy statement/prospectus is a part, Latham & Watkins LLP intends to deliver an opinion to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The obligations of each of Blaize and BurTech to complete the Merger, however, are not conditioned on the receipt of any such opinion.

If the Merger qualifies as a reorganization, then BurTech, holders of BurTech Common Stock, Blaize and holders of Blaize Common Stock should not recognize gain or loss as a result of the exchange, pursuant to the Merger, of Blaize Common Stock for shares of New Blaize Common Stock and the Earnout Right (as defined in “Material U.S. Federal Income Tax Consequences of the Merger to Blaize and Holders of Blaize Common Stock”) other than income, if any, with respect to imputed interest. For a more detailed discussion of the U.S. federal income tax consequences of the Merger, see “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock — Tax Considerations of the Merger” and “Material U.S. Federal Income Tax Consequences of the Merger to Blaize and Holders of Blaize Common Stock.”
Q.
How do the Public Warrants differ from the Private Placement Warrants and what are the related risks for any Public Warrant holders post-initial business combination?

A.
The Public Warrants are identical to the Private Placement Warrants in material terms and provisions, except that the Private Placement Warrants cannot be transferred, assigned or sold until 30 days after the initial business combination (except in limited circumstances). Pursuant to the Underwriting Agreement, the Sponsor and its permitted transferees agreed not to transfer, assign or sell any of the Private Placement Warrants, including the BurTech Class A Common Stock issuable upon exercise of the warrants, until 30 days after the Business Combination.

Following the Business Combination, we may redeem your unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless. We have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per Public Warrant, provided that the last reported sales price of BurTech Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations, and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. We will not redeem the warrants as described above unless a registration statement under the Securities Act covering the BurTech Class A Common Stock issuable upon exercise of such warrants is effective and a current prospectus relating to those shares of BurTech Class A Common Stock is available throughout the 30-day redemption period. If and when the Public Warrants become redeemable by us, we may not exercise our redemption right if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Public Warrants could force you (i) to exercise your Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Public Warrants at the then-current market price when you might otherwise wish to hold your Public Warrants or (iii) to accept the nominal redemption price which, at the time the outstanding Public Warrants are called for redemption, is likely to be substantially less than the market value of your Public Warrants. At our election, any such exercise may be required to be on a cashless basis, which would lessen the dilutive effect of a warrant redemption.
Historical trading prices for shares of BurTech Class A Common Stock have varied between a low of approximately $9.80 per share on January 31, 2022 to a high of approximately $11.47 per share on February 24, 2023, but have not approached the $18.00 per share threshold for redemption (which, as described above, would be required for 20 trading days within a 30 trading-day period after they become exercisable and prior to their expiration, at which point the Public Warrants would become redeemable). In the event that BurTech elects to redeem all of the redeemable warrants as described above, BurTech will fix a date for the redemption. Notice of redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the redemption date to the registered holders of the Public Warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the warrant agreement shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.
Q.
If I hold BurTech Warrants, can I exercise redemption rights with respect to my warrants?

A.
No. There are no redemption rights with respect to the BurTech Warrants.

Q.
Do I have appraisal rights if I object to the proposed Business Combination?

A.
No. There are no appraisal rights available to holders of shares of BurTech Common Stock or BurTech Warrants in connection with the Business Combination under the DGCL.

Q.
What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A.
If the Business Combination is consummated, the funds held in the Trust Account will be released to pay (i) BurTech stockholders who properly exercise their redemption rights and (ii) expenses incurred by Blaize and BurTech in connection with the Business Combination, to the extent not otherwise paid prior to the Closing. Any additional funds available for release from the Trust Account will be used for general corporate purposes of New Blaize following the Business Combination.

Q.
What happens if a substantial number of stockholders vote in favor of the Business Combination Proposal and exercise redemption rights?

A.
Public Stockholders may vote in favor of the Business Combination and still exercise their redemption rights and are not required to vote in any way to exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Shares are substantially reduced as a result of redemptions by Public

Stockholders (however, pursuant to the Existing Charter, BurTech must have at least $5,000,001 of net tangible assets upon consummation of the Business Combination). Also, with fewer Public Shares and Public Stockholders, the Trading Markets for BurTech Class A Common Stock following the closing of the Business Combination may be less liquid than the market for BurTech Class A Common Stock was prior to the Business Combination and New Blaize may not be able to meet the listing standards of a national securities exchange, including Nasdaq. In addition, with fewer funds available from the Trust Account, the capital infusion from the Trust Account into New Blaize’s business will be reduced and New Blaize may not be able to achieve its business plans. In addition, without additional funds from a PIPE transaction in connection with the closing of the Business Combination, it is possible that a maximum redemption scenario would result in a cash deficit, in which event the parties would need to find additional sources of funding in order for the Business Combination to become effective.
The table below presents the Trust Account value per share to a Public Stockholder that elects not to redeem its shares across a range of varying redemption scenarios. This Trust Account value per share includes the per share cost of the deferred underwriting commission of $1,500,000.
As of September 30, 2024
Trust Account Value	$49,915,251
Total shares of Redeemable BurTech Class A Common Stock	4,345,663
Trust Account Value per share of Redeemable BurTech Class A Common Stock	$11.49
	Assuming No Additional Redemptions	Assuming 50% of Maximum Redemptions	Assuming Maximum Redemptions(1)
Redemptions ($)	$—	$(24,957,626)		$(49,915,251)
Redemptions (Shares)	—	2,172,832		4,345,663
Deferred underwriting commission	$(1,500,000)	$(1,500,000)		$(1,500,000)
Cash left in the Trust Account post redemptions less deferred underwriting commission	$48,415,251	$23,457,626		$—
BurTech Redeemable Class A Common Stock post redemptions	4,345,663	2,172,832		—
Remaining Trust Proceeds Per Redeemable Share	$11.14	$10.80	$	—(2)

(1)
This scenario assumes that an additional 4,345,663 shares of BurTech Class A Common Stock are redeemed in connection with the Business Combination for an aggregate payment of $49.9 million from the Trust Account based on an approximate redemption price of $11.49 per share (based on the aggregate amount on deposit in the Trust Account as of September 30, 2024). This scenario reflects the maximum number of shares that could be redeemed while satisfying the condition that BurTech have at least $5,000,001 net tangible assets after redemptions pursuant to the Existing Charter.

(2)
The redemptions and deferred underwriting commissions exceed the amount held in Trust Account. Furthermore, to the extent that holders of shares of BurTech Class A Common Stock redeem their shares in connection with the Business Combination, their Public Warrants will remain issued and outstanding notwithstanding the redemption of their shares of BurTech Class A Common Stock. The Sponsor holds an aggregate of 898,250 Private Placement Warrants. Following the consummation of the Business Combination, all of BurTech’s outstanding warrants will become warrants to acquire shares of New Blaize Common Stock on the same terms as BurTech’s currently outstanding warrants.

For information on the relative ownership levels of holders of outstanding shares of New Blaize Common Stock following the Business Combination under varying redemption scenarios and the fully diluted relative ownership levels of holders of shares of New Blaize Common Stock following the Business Combination under varying redemption scenarios, see the section entitled “The Business Combination — Ownership of New Blaize After the Closing.”

Q.
What happens if the Business Combination is not consummated?

A.
There are certain circumstances under which the Merger Agreement may be terminated. See the section entitled “The Merger Agreement — Termination” for information regarding the parties’ specific termination rights.

If, as a result of the termination of the Merger Agreement or otherwise, BurTech is unable to complete a business combination by the Extension Deadline, the Existing Charter provides that BurTech will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to BurTech to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the BurTech Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to BurTech’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the BurTech Warrants, which will expire worthless if BurTech fails to complete a business combination by the Extension Deadline. See the sections entitled “Risk Factors — BurTech may not be able to consummate an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem the Public Shares and liquidate, in which case the Public Stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and the Public Warrants will expire worthless” and “Risk Factors — BurTech stockholders may be held liable for claims by third parties against BurTech to the extent of distributions received by them upon redemption of their shares.” Our Sponsor has waived any right to any liquidation distribution with respect to the BurTech Class A Common Stock.
Q.
When is the Business Combination expected to be completed?

A.
It is currently anticipated that the Business Combination will be consummated promptly following the special meeting, provided that all other conditions to the consummation of the Business Combination have been satisfied or waived.

For a description of the conditions to the completion of the Business Combination, see the section entitled “The Merger Agreement — Conditions to Closing of the Merger Agreement.”
Q.
Are there risks of going public through the Business Combination rather than a traditional underwritten initial public offering?

A.
Yes. BurTech intends to apply to list the New Blaize Stock and warrants on Nasdaq, but the Business Combination is different from a traditional underwritten initial public offering. Among other things, there is no independent third-party underwriter selling the shares of New Blaize Common Stock, and, accordingly, the scope of due diligence conducted in conjunction with the Business Combination may be different than would typically be conducted in the event Blaize pursued an underwritten initial public offering. Before entering into the Merger Agreement, BurTech and Blaize performed a due diligence review of each other’s business, operations and disclosure. However, in a typical initial public offering, the underwriters of the offering conduct independent due diligence on the company to be taken public, and following the offering, the underwriters are subject to liability under Section 11 of the Securities Act to private investors for any material misstatements or omissions in the registration statement. Due diligence reviews typically include an independent investigation of the background of the company, any advisors and their respective affiliates, review of the offering documents, assessment of significant risks of the business operations, and independent analysis of the plan of business and any underlying financial assumptions. The lack of an independent due diligence review and investigation means that you must rely on the information included in this proxy statement/prospectus. Further, while potential investors in an initial public offering typically have a private right of action against the underwriters of the offering for any such material misstatements or omissions, there are no third-party underwriters of New Blaize Common Stock that will be issued pursuant to the Business Combination, and therefore no corresponding right of action is available to investors in the Business Combination against any such third parties, including any financial advisors of Blaize and BurTech, for any material misstatements or omissions in this proxy statement/prospectus.
In addition, because there are no underwriters engaged in connection with the Business Combination, prior to the opening of trading on Nasdaq on the trading day immediately following the Closing Date, there will be no book building process and no price at which underwriters initially sold shares to the public to help inform efficient and sufficient price discovery with respect to the initial post-closing trades on Nasdaq. Therefore, buy and sell orders submitted prior to and at the opening of initial post-closing trading of New Blaize Common Stock on Nasdaq will not have the benefit of being informed by a published price range or a price at which the underwriters initially sold shares to the public, as would be the case in an underwritten initial public offering. There will be no underwriters assuming risk in connection with an initial resale of shares of New Blaize Common Stock or helping to stabilize, maintain or affect the public price of New Blaize Common Stock following the Closing Date. Moreover, we will not engage in, and have not and will not, directly or indirectly, request any financial advisors to engage in, any special selling efforts or stabilization or price support activities in connection with New Blaize Common Stock that will be outstanding immediately following the Closing Date. All of these differences from an underwritten public offering of Blaize’s securities could result in a more volatile price for New Blaize Common Stock following the Closing Date.
Further, we will not conduct a traditional “roadshow” with underwriters prior to the opening of initial post-closing trading of New Blaize Common Stock on Nasdaq. There can be no guarantee that any information made available in this proxy statement/prospectus and/or otherwise disclosed or filed with the SEC will have the same impact on investor education as a traditional “roadshow” conducted in connection with an underwritten initial public offering. As a result, there may not be efficient or sufficient price discovery with respect to New Blaize Common Stock or sufficient demand among potential investors immediately after the Closing Date, which could result in a more volatile price for New Blaize Common Stock.
In addition, our initial stockholders, including our Sponsor, have interests in the Business Combination that are different from or are in addition to our stockholders and that would not be present in an underwritten public offering of Blaize’s securities. Such interests may have influenced our Board in making its recommendation that you vote in favor of the approval of the Business Combination Proposal and the other proposals described in this proxy statement/prospectus. These actual or potential conflicts of interest are, to the extent material, described in the section entitled “Proposal No. 1 — The Business Combination Proposal —  Interests of Sponsor Related Parties in the Business Combination and Related Financing” and “Proposal No. 1 — The Business Combination Proposal — Interests of Blaize Directors and Executive Officers in the Business Combination” beginning on page 121 of this proxy statement/prospectus.
Accordingly, as an investor in the Business Combination, you may be exposed to increased risk when compared to investing in a traditional underwritten initial public offering.
Q.
What do I need to do now?

A.
You are urged to carefully read and consider the information contained in this proxy statement/prospectus, including the financial statements and annexes attached hereto, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.
When and where is the special meeting?

A.
The special meeting will take place on December 23, 2024, at 5:00 p.m. Eastern Time and conducted exclusively over the Internet by means of a live video webcast, or such other date, time and place to which such meeting may be adjourned or postponed, for the purposes set forth in the accompanying notice. There will not be a physical location for the meeting, and you will not be able to attend the meeting in person. You may attend the live video webcast of the meeting by accessing the web portal located at https://www.cstproxy.com/burtechacq/bc2024 and following the instructions set forth on your proxy card. Stockholders participating in the meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the meeting, virtual attendees will be able to: vote via the web portal during the meeting webcast; and submit questions or comments to BurTech’s directors and officers during the meeting via the meeting webcast. Stockholders may submit questions or comments during the meeting through the webcast by typing in the “Submit a question” box.
Q.
Who may vote?

A.
Only holders of record of BurTech Common Stock as of the close of business on the Record Date may vote. Please see the section entitled “Special Meeting of BurTech Stockholders — Record Date and Voting” for further information.

Q.
How do I vote?

A.
You may vote with respect to the applicable proposals in person online at the special meeting, by internet, by phone, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit https://www.cstproxy.com/burtechacq/bc2024, 24 hours a day, seven days a week, until 11:59 p.m., Eastern time, on December 22, 2024 (have your proxy card in hand when you visit the website). If you choose to participate in the special meeting, you can vote your shares electronically during the special meeting via live webcast by visiting https://www.cstproxy.com/burtechacq/bc2024. You will need the 12-digit meeting control number that is printed on your proxy card to enter the special meeting. BurTech recommends that you log in at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the special meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental Stock Transfer & Trust Company (“CST”) at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting in person online should contact CST no later than December 20, 2024 to obtain this information.
Q.
Are there risks associated with the Business Combination that I should consider in deciding how to vote?

A.
Yes. There are a number of risks related to the Business Combination and other transactions contemplated by the Merger Agreement that are discussed in this proxy statement/prospectus. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 50 of this proxy statement/prospectus.

Q.
What will happen if I abstain from voting or fail to instruct my bank, brokerage firm or nominee to vote at the special meeting?

A.
At the special meeting, BurTech will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Organizational Documents Proposal, and will have no effect on any of the other proposals.

Q.
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.
Signed and dated proxies received by BurTech without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q.
How can I attend the special meeting?

A.
You may attend the special meeting and vote your shares in person online during the special meeting via live webcast by visiting https://www.cstproxy.com/burtechacq/bc2024. As a registered stockholder, you received a proxy card from CST, which contains instructions on how to attend the special meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the special meeting. If you do not have your 12-digit meeting control number, contact CST at 917-262-2373 or e-mail CST at proxy@continentalstock.com. Please note that you will not be able to physically attend the special meeting in person, but may attend the special meeting in person online by following the instructions below.

You can pre-register to attend the special meeting in person online starting December 18, 2024. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the special meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the special meeting. BurTech recommends that you log in at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts.
If your shares are held in “street name,” you may attend the special meeting. You will need to contact CST at the number or email address above, to receive a 12-digit meeting control number and gain access to the special meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the special meeting for processing your 12-digit meeting control number.
If you do not have Internet capabilities, you can listen only to the special meeting by dialing 1 800-450-7155 (within U.S. and Canada) or +1 857-999-9155 (outside U.S. and Canada), when prompted enter the conference ID 7156195#. This is listening only; you will not be able to vote or enter questions during the special meeting.
Q.
Do I need to attend the special meeting in person online to vote my shares?

A.
No. You are invited to attend the special meeting in person online to vote on the proposals described in this proxy statement/prospectus. However, you do not need to attend the special meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. BurTech encourages you to vote as soon as possible after carefully reading this proxy statement/prospectus.

Q.
If I am not going to attend the special meeting in person online, should I return my proxy card instead?

A.
Yes. After carefully reading and considering the information contained in this proxy statement/prospectus, please submit your proxy, as applicable, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q.
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.
No. If your broker holds your shares in its name and you do not give the broker voting instructions, under the applicable stock exchange rules, your broker may not vote your shares on any of the BurTech Proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining the presence of a quorum at the special meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. However, in no event will a broker non-vote have the effect of exercising your redemption rights for a pro rata portion of the Trust Account, and therefore no shares as to which a broker non-vote occurs will be redeemed in connection with the proposed Business Combination unless the holder of these shares properly follows the procedures for redemption described in this proxy statement/prospectus with respect to these shares.
Q.
May I change my vote after I have mailed my signed proxy card?

A.
Yes. You may change your vote by sending a later-dated, signed proxy card to BurTech’s Secretary at the address listed below prior to the vote at the special meeting, or attend the special meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to BurTech’s Secretary, provided such revocation is received prior to the vote at the special meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q.
What should I do if I receive more than one set of voting materials?

A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.
What is the quorum requirement for the special meeting?

A.
A quorum will be present at the special meeting if a majority of the BurTech Common Stock outstanding and entitled to vote at the special meeting is represented in person online or by proxy. Based on the number of shares outstanding and entitled to vote as of the Record Date, 7,581,332 shares of BurTech Common Stock will be required to be present at the special meeting to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders present in person online at the special meeting or by proxy may authorize adjournment of the special meeting to another date.
Q.
What happens to the BurTech Warrants I hold if I vote my shares of BurTech Common Stock against approval of the Business Combination Proposal and validly exercise my redemption rights?

A.
Properly exercising your redemption rights as a BurTech stockholder does not result in either a vote “FOR” or “AGAINST” the Business Combination Proposal. If the Business Combination is not completed, you will continue to hold your BurTech Warrants, and if BurTech does not otherwise consummate an initial business combination by the Extension Deadline or obtain the approval of BurTech stockholders to extend the deadline for BurTech to consummate an initial business combination, BurTech will be required to dissolve and liquidate, and your BurTech Warrants will expire worthless.

Q.
Following the Business Combination, will BurTech securities continue to trade on a stock exchange?

A.
Yes. We anticipate that, following the Business Combination, New Blaize Common Stock and Public Warrants will continue trading on Nasdaq under the new symbols “BAIZ” and “BAIZ.W,” respectively. The BurTech Units will automatically separate into the component securities upon consummation of the Business Combination and, as a result, will no longer trade as a separate security.

Q.
How does the Sponsor intend to vote on the proposals?

A.
Our Sponsor, directors and officers have agreed to vote any shares of BurTech Common Stock owned by them in favor of the Business Combination, including their shares of BurTech Class A Common Stock and any Public Shares purchased after our IPO (including in open market and privately negotiated transactions). As of the Record Date, our Sponsor, and certain current and former officers and directors beneficially own an aggregate of approximately 68.5% of the outstanding shares of BurTech Common Stock.
Q.
Who will solicit and pay the cost of soliciting proxies?

A.
BurTech will pay the cost of soliciting proxies for the special meeting. BurTech has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the special meeting. BurTech has agreed to pay Advantage Proxy a fee of $10,000 in connection with the Business Combination. BurTech will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. BurTech will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. BurTech’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.
Who can help answer my questions?

A.
If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement/prospectus, the proxy card or the consent card you should contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com
You may also contact BurTech at:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Roman Livson, CFO
E-mail: roman@burkhan.world
To obtain timely delivery, BurTech’s stockholders and warrant holders must request the materials no later than five business days prior to the special meeting.
You may also obtain additional information about BurTech from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to BurTech’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the special meeting of the BurTech stockholders, you should read this entire proxy statement/prospectus carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”
Parties to the Business Combination
BurTech Acquisition Corp.
BurTech is a Delaware blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. The BurTech Units, BurTech Class A Common Stock and the Public Warrants are currently listed on Nasdaq under the symbols “BRKHU,” “BRKH” and “BRKHW,” respectively. The mailing address of BurTech’s principal executive office is 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004 and the telephone number of BurTech’s principal executive office is (202) 600-5757.
BurTech’s sponsor is BurTech LP LLC, a Delaware limited liability company formed by BurTech’s management team, consisting of Shahal Khan, Patrick Orlando and Roman Livson. The Sponsor currently holds 10,385,745 shares of BurTech Class A Common Stock and five shares of BurTech Class B Common Stock, consisting of 9,487,495 shares of BurTech Class A Common Stock issued to the Sponsor upon the exchange of an equal number of Founder Shares and 898,250 shares of BurTech Class A Common Stock acquired in the private placement conducted in connection with the IPO.
Blaize
Blaize is an innovative semiconductor and software technology company dedicated to revolutionizing the world of AI. We provide AI accelerated computing solutions for the edge. Our mission is to enable enterprises to harness the power of AI at the edge, delivering real-time insights and decision-making capabilities with compelling speed and efficiency. With our innovative hardware and software solutions, we believe we are at the forefront of transforming industries and unlocking new possibilities in an increasingly connected and data-driven world.
The Business Combination
The Merger Agreement
For more information about the Merger Agreement and the Business Combination and other transactions contemplated thereby, see the sections entitled “Proposal No. 1 — The Business Combination Proposal” and “The Merger Agreement.” A copy of the Merger Agreement, Amendment to Merger Agreement and Second Amendment to Merger Agreement are attached to this proxy statement/prospectus as Annex A-1, Annex A-2 and Annex A-3, respectively.
On December 22, 2023, BurTech, Merger Sub, Blaize and Burkhan entered into the Merger Agreement, pursuant to which Merger Sub and Blaize will enter into the Business Combination. The Merger Agreement contains customary representations and warranties, covenants, closing conditions, and termination provisions. Merger Sub will merge with and into Blaize, with Blaize surviving the Merger as a wholly owned subsidiary of BurTech.
The Merger will be consummated by the filing of a certificate of merger with the Secretary of State of the State of Delaware and will be effective immediately upon such filing or upon such later time as may be agreed by the parties and specified in such certificate of merger. The parties will hold the Closing on the date which is two business days after the first date on which all conditions set forth in the Merger Agreement are satisfied or, to the extent legally permissible, waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent legally permissible, waiver of those conditions at such time), or on such other date, time or place as BurTech and Blaize may mutually agree.

Treatment of Blaize’s Securities
Blaize Common Stock.   At the Effective Time, each share of Blaize Common Stock will be converted into the right to receive such number of shares of BurTech Class A Common Stock equal to the product of such shares and the Exchange Ratio.
Blaize Awards.   At the Effective Time, each Blaize Option that is outstanding and unexercised immediately prior to the Effective Time shall automatically be converted into an option to purchase shares of New Blaize Common Stock (“New Blaize Options”) as set forth in the Merger Agreement, and each award of Blaize RSUs that is outstanding and unsettled immediately prior to the Effective Time shall automatically be converted into an award of restricted stock units relating to shares of New Blaize Common Stock (“New Blaize RSUs”) as set forth in the Merger Agreement.
Blaize Warrants, Blaize Preferred Stock, and other Convertible Securities.   Prior to Closing, Blaize shall take all necessary actions (x) to convert the outstanding principal together with all accrued and unpaid interest on any convertible notes issued by Blaize into shares of Blaize Common Stock in accordance with terms of such notes and the Merger Agreement, (y) to convert each share of Blaize Preferred Stock into one share of Blaize Common Stock, and (z) to exchange any outstanding Blaize Warrants for shares of Blaize Common Stock upon exercise of such Warrant in accordance with the terms of such Warrant.
Consideration to be Received in the Business Combination
At the Closing, holders of Blaize Common Stock (or their nominees) shall receive merger consideration in shares of BurTech Class A Common Stock equal to the quotient obtained by dividing (i) $837,000,000, by (ii) $10.00. Concurrently with the execution of the Merger Agreement, Blaize also issued to Burkhan a pre-funded warrant to purchase shares of Blaize Common Stock (as amended and/or restated from time to time, the “Burkhan Warrant”). Pursuant to the Burkhan Warrant, Burkhan is entitled to purchase up to a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaize Common Stock for an aggregate exercise price of $20,000 and a purchase price of $20,000.
In addition to the Base Merger Consideration, Blaize stockholders and holders of Blaize Options and Blaize RSUs will also receive up to an aggregate of 15,000,000 shares of New Blaize Common Stock (the “Company Earnout Shares”), and Burkhan will also receive up to an aggregate of 2,600,000 shares of New Blaize Common Stock (the “Burkhan Earnout Shares” and together with the Company Earnout Shares, the “Earnout Shares”) in four equal installments. The Earnout Shares will be issued to Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan upon occurrence of certain triggering events (based on the achievement of certain price targets of New Blaize Common Stock following the Closing and, with respect to Company Earnout Shares issued in respect of Blaize Options and Blaize RSUs, subject to the applicable holder’s continued service through the date of issuance). In the event such triggering events are not met within the five-year period following the Closing, the Earnout Shares will be cancelled. In the event of a change in control of New Blaize or Blaize after the Closing, the Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan shall each be entitled to all the then remaining Earnout Shares that have not been previously issued to the Blaize stockholders, holders of Blaize Options or holders of Blaize RSUs or Burkhan, as applicable, assuming that all Triggering Events have occurred.
Representations and Warranties
The Merger Agreement contains representations and warranties of the parties thereto that are customary for a transaction of this size and nature. The representations and warranties are, in many respects, qualified by materiality and knowledge, and will not survive the Business Combination, but their accuracy forms the basis of some of the conditions to the obligations of BurTech, Merger Sub and Blaize to complete the Business Combination.
Blaize has made representations and warranties relating to, among other things, Blaize organization, subsidiaries, due authorization, absence of conflict, governmental authorities and consents, capitalization of Blaize and its subsidiaries, financial statements, absence of undisclosed liabilities, litigation and proceedings, legal compliance, contracts, absence of defaults, Blaize benefits plans, employees and labor relations, taxes, brokers’ fees, insurance, licenses, equipment and other tangible property, real property, intellectual property, privacy and cybersecurity, environmental matters, absence of changes, anti-corruption compliance, international trade compliance, sanctions, vendors, customers, government contracts and projects.
BurTech and Merger Sub have made representations and warranties relating to, among other things, corporate organization, due authorization, absence of conflict, litigation and proceeding, SEC filings, internal controls, Nasdaq listing, financial statements, governmental authorities and consents, trust account, the Investment Company Act, the JOBS Act, absence of changes, absence of undisclosed liabilities, capitalization, brokers’ fees, indebtedness, taxes, business activities, stock market quotations and BurTech benefit plans.
Covenants and Agreements
Blaize has made covenants relating to, among other things, conduct of the business, inspection, preparation and delivery of additional financial statements, and termination of affiliate agreements.
BurTech has made covenants relating to, among other things, trust account proceeds and related available equity, listing, conduct of business, post-closing directors and officers, indemnification and insurance, SEC filings, private placements, extending the period in which BurTech must consummate a business combination and adoption of an equity incentive plan and an employee stock purchase plan.
Blaize, BurTech and Merger Sub have made joint covenants relating to HSR Act and other filings, preparation of the proxy statement and registration statement, stockholders’ meetings and approvals, support of transaction, transfer taxes, compliance with Section 16(a) of the Securities Exchange Act or 1934, as amended, cooperation and consultation, exclusivity, stockholder litigation and fairness opinion.
Conditions to Closing
The consummation of the Business Combination is conditioned upon, among other things, (i) the approval of the holders of the requisite number of outstanding shares of BurTech Common Stock entitled to vote, who attend and vote thereupon at the special meeting, (ii) the Requisite Approval, (iii) the Registration Statement (of which this proxy statement/prospectus is a part) will have been declared effective under the Securities Act and shall remain in effect for such time, (iv) all waiting periods (and any extensions thereof) under the HSR Act shall have expired or been terminated, (v) the Secretary of State shall have approved the Business Combination as provided for by section 13 of the United Kingdom’s National Security and Investment Act 2021, (vi) no governmental authority with jurisdiction over the parties with respect to the Business Combination will have issued any order or law enjoining, prohibiting or making illegal the consummation of the Business Combination, and (vii) New Blaize Common Stock to be issued in connection with the Business Combination shall have been approved for listing on Nasdaq.
The obligations of BurTech and Merger Sub to consummate the Business Combination are further conditioned upon, among other things: (i) the representations and warranties of Blaize being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) each of the covenants of Blaize contained in the Merger Agreement having been performed or complied with in all material respects, (iii) no Company Material Adverse Effect (as defined below) occurring prior the Closing Date, and (iv) Blaize effectuating the Blaize Security Conversion, the Warrant Event and the Burkhan Note Conversion.
The obligations of Blaize to consummate the business Combination are further conditioned upon, among other things, (i) the representations and warranties of BurTech and Merger Sub being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) each of the covenants of BurTech contained in the Merger Agreement having been performed or complied with in all material respects, (iii) no acquiror material adverse effect shall have occurred between the date of the Merger Agreement and the Closing Date; (iv) the Available Acquiror Cash shall be no less than $125,000,000; (iii) except for the individuals designates by the parties as persons to be nominated for election to the New Acquiror Board, the directors and officers of BurTech will have resigned, effective as of the Effective Time; and (iv) the sum of the amount of cash in BurTech’s trust account following redemptions and before payment of expenses, plus the amount of immediately available funds received by BurTech pursuant to purchases of shares of BurTech Class A Common Stock on the terms provided in the Backstop Agreement, shall be no less than $30,000,000.
Any party to the Merger Agreement may, at any time prior to the Closing Date, by action taken by its board of directors or equivalent governing body, or officers thereunto duly authorized, waive any of the terms or conditions of the Merger Agreement, including the conditions to closing set forth above, to the extent permitted by applicable laws and, in the case of BurTech, the Existing Charter.
Termination
The Merger Agreement may be terminated and the Business Combination abandoned:
•
by written consent of Blaize and BurTech;

•
by Blaize or BurTech if the Business Combination is made illegal or prevented or prohibited by the terms of a final, non-appealable order, judgement, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority;

•
by Blaize or BurTech if the stockholders of BurTech fail to approve the Required Proposals;

•
by Blaize if the BurTech Board withdraws, amends, qualifies or modifies its recommendations to vote in favor of the Business Combination and the other proposals in connection with the same;

•
by written notice to Blaize from BurTech if (i) there is any breach of any representation, warranty, covenant or agreement on the part of Blaize set forth in the Merger Agreement, such that the conditions specified with respect to (a) the representations and warranties of Blaize or (b) the performance of covenants by Blaize, would not be satisfied at the Closing (a “Terminating Blaize Breach”), except that, if any such Terminating Blaize Breach is curable by Blaize through the exercise of its reasonable best efforts, then, for a period until the earlier of (x) thirty (30) days after receipt by Blaize of notice from BurTech of such breach and (y) December 31, 2024 (the “Agreement End Date”), but only as long as Blaize continues to exercise such commercially reasonable best efforts to cure such Terminating Blaize Breach (the “Blaize Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Blaize Breach is not cured within the Blaize Cure Period or (ii) the Closing has not occurred on or before the Agreement End Date, unless BurTech is in material breach; provided that BurTech shall not have the right to terminate the Merger Agreement pursuant to item (i) if BurTech is then in breach of any of its covenants, agreements, representations or warranties contained in the Merger Agreement, which breach would cause certain conditions in the Merger Agreement not to be satisfied; provided, further, that the right to terminate the Merger Agreement pursuant to item (ii) shall not be available to BurTech in the event that the breach of or failure to perform any provision of the Merger Agreement by BurTech is the proximate cause of the failure of the Closing to be consummated by the Agreement End Date.

•
by Blaize or BurTech if the Requisite Approval is not obtained in accordance with the terms of the Merger Agreement; provided that the right to terminate herein is not available to Blaize unless it has complied in all material respects with its obligations to solicit approval from the Blaize stockholders;

•
by Blaize or BurTech if an Extension is not effected in accordance with the Merger Agreement and BurTech must liquidate in accordance with its governing documents; or

•
by written notice to BurTech from Blaize if (i) there is any breach of any representation, warranty, covenant or agreement on the part of BurTech or Merger Sub set forth in the Merger Agreement, such that the conditions specified with respect to (a) the representations and warranties of BurTech or (b) the performance of covenants by BurTech, would not be satisfied at the Closing (a “Terminating BurTech Breach”), except that, if any such Terminating BurTech Breach is curable by BurTech through the exercise of its reasonable best efforts, then, for a period until the earlier of (x) thirty (30) days after receipt by BurTech of notice from Blaize of such breach and (y) the Agreement End Date, but only as long as BurTech continues to exercise such commercially reasonable best efforts to cure such Terminating BurTech Breach (the “BurTech Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating BurTech Breach is not cured within the BurTech Cure Period or (ii) the Closing has not occurred on or before the Agreement End Date, unless Blaize is in material breach; provided that Blaize shall not have the right to terminate the Merger Agreement pursuant to item (i) if Blaize is then in breach of any of its covenants, agreements, representations or warranties contained in the Merger Agreement, which breach would cause certain conditions in the Merger Agreement not to be satisfied; provided, further, that the right to terminate the Merger Agreement pursuant to item (ii) shall not be available to Blaize in the event that the breach of or failure to perform any provision of the Merger Agreement by Blaize is the proximate cause of the failure of the Closing to be consummated by the Agreement End Date.
Ownership of New Blaize After the Closing
As of September 30, 2024, there are 15,162,658 shares of BurTech Class A Common Stock and 5 shares of Class B Common Stock issued and outstanding. In addition, as of September 30, 2024, there were 29,648,250 BurTech Warrants issued and outstanding, which includes 898,250 Private Placement Warrants and 28,750,000 Public Warrants. Each warrant entitles the holder thereof to purchase one share of BurTech Class A Common Stock and, following the Business Combination, will entitle the holder thereof to purchase one share of New Blaize Common Stock.
Under the “no redemptions” scenario, upon completion of the Business Combination, BurTech’s public stockholders would retain an ownership interest of approximately 4.4% in New Blaize, the Sponsor and its affiliates and certain current and former directors, as the sole holders of Founder Shares, will retain an ownership interest of approximately 14.2% of New Blaize, Blaize stockholders will own approximately 55.3% of New Blaize and the Final Closing lenders will own approximately 25.7% of New Blaize.
Under the “50% of maximum redemptions” scenario, upon completion of the Business Combination, BurTech’s public stockholders would retain an ownership interest of approximately 2.2% in New Blaize, the Sponsor and its affiliates and certain current and former directors, as the sole holders of Founder Shares, will retain an ownership interest of approximately 15.1% of New Blaize, Blaize stockholders will own approximately 56.2% of New Blaize, and the Final Closing lenders will own approximately 26.1% of New Blaize.
Under the “maximum redemptions” scenario, upon completion of the Business Combination, BurTech’s public stockholders would retain an ownership interest of approximately 0.0% in New Blaize, the Sponsor and its affiliates and certain current and former directors, as the sole holders of Founder Shares, will retain an ownership interest of approximately 17.6% of New Blaize, Blaize stockholders will own approximately 56.0% of New Blaize, and the Final Closing lenders will own approximately 26.0% of New Blaize.
The following summarizes the pro forma ownership of New Blaize Common Stock following the Business Combination assuming the no additional redemptions, 50% of maximum redemptions and maximum redemptions scenarios.
The ownership percentages reflected in the table are based upon the number of shares of Blaize Common Stock issued and outstanding as of November 7, 2024, and are subject to the following additional assumptions:
•
the total shares of New Blaize Common Stock to be issued to holders of Blaize Common Stock will be 54,988,358;

•
all outstanding Blaize Warrants, Blaize Preferred Stock and convertible notes issued by Blaize will be converted to or exercised for Blaize Common Stock prior to the Closing;

•
all Blaize Awards as of September 30, 2024 covering shares of New Blaize Common Stock that will be held by equityholders of Blaize immediately following the Effective Time have been converted;

•
the shares to be issued to Blaize stockholders do not account for the issuance of any additional shares upon the closing of the Business Combination under the Incentive Award Plan and ESPP;

•
no exercise of BurTech Warrants; and

•
no issuance of additional securities by BurTech prior to the Effective Time.

If any of these assumptions are not correct, these percentages will be different.

For purposes of the table:
•
Assuming no redemption scenario:   This presentation assumes that no Public Stockholders exercise redemption rights with respect to their Public Shares.

•
Assuming 50% of maximum redemption scenario:   This presentation assumes that the Public Stockholders holding approximately 50% of the Public Shares exercise redemption rights with respect to their Public Shares. This scenario assumes that 2,172,832 Public Shares are redeemed for an aggregate redemption payment of approximately $25.0 million. This 50% of maximum redemption scenario assumes 50% of the maximum redemption as defined below.

•
Assuming maximum redemption scenario:   This presentation assumes that the Public Stockholders holding approximately 100% of the Public Shares exercise redemption rights with respect to their Public Shares. This scenario assumes that 4,345,663 Public Shares are redeemed for an aggregate redemption payment of approximately $49.9 million. This maximum redemption scenario reflects the maximum number of the BurTech’s Public Shares that can be redeemed without violating the conditions of the Merger Agreement or the requirement of BurTech’s Existing Charter that BurTech cannot redeem Public Shares if it would result in BurTech having a minimum net tangible asset value of less than $5,000,001, after giving effect to the payments to redeeming shareholders. This maximum redemption scenario is based on a minimum cash condition of $125 million at the Closing of the Business Combination, consisting of Trust Account funds, certain private placement and financing proceeds and the amount contributed by or on behalf of the Sponsor pursuant to the Backstop Agreement, less transaction expenses and the aggregate amount of cash proceeds that will be required to satisfy the redemption of the Public Shares.

	Assuming No Redemptions(1)		Assuming 50% Redemptions(1)		Assuming Maximum Redemptions(1)
	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership
Blaize Stockholders(2)	54,988,358	55.3%	54,988,358	56.2%	54,988,358	56.0%
BurTech Public Stockholders(3)	4,345,663	4.4%	2,172,832	2.2%	—	0.0%
Sponsor and related parties(4)	14,158,014	14.2%	14,662,251	15.1%	17,158,014	17.6%
Final Closing Lenders(5)	25,541,201	25.7%	25,541,201	26.1%	25,541,201	26.0%
Other(6)	431,250	0.4%	431,250	0.4%	431,250	0.4%
Total shares at Closing	99,464,486	100.0%	97,795,892	100.0%	98,118,823	100.0%

(1)
Assumes that the BurTech Public Stockholders holding the outstanding shares of BurTech’s Redeemable Class A Common Stock will not exercise their redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed no redemptions scenario, assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed 50% redemptions scenario and assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed maximum redemptions scenario. Actual BurTech Redeemable Class A Common Stock redeemed in connection with the Business Combination may vary from the amounts presented above, accordingly the ownership percentages set forth above will also vary.

(2)
The number of shares held by the Blaize Stockholders is comprised of (i) the exchange of the 17,491,453 issued and outstanding Blaize Common Stock for 13,618,356 shares of New Blaize Common Stock, which gives effect to 9,279 shares that have been issued since September 30, 2024 (ii) the settlement of Blaize Convertible Notes (excluding Burkhan Convertible Notes and Final Closing Lender Convertible Notes) in exchange for the issuance of 5,785,856 shares of New Blaize Common Stock, (iii) the conversion and net exercise of Blaize Warrants to 932,411 shares of New Blaize Common Stock, and (iv) the conversion of Blaize Redeemable Convertible Preferred Stock for 34,651,735 shares of New Blaize Common Stock based on the Exchange Ratio of approximately 0.78 shares of New Blaize

Common Stock for one (1) share of Blaize Common Stock or common stock equivalent upon the Closing of the Business Combination.
The number of shares held by the Blaize Stockholders does not include (i) 3,772,264 shares of New Blaize Common Stock that are issued related to the conversion of the Burkhan Notes or (ii) 21,041,201 shares of New Blaize Common Stock held by the Blaize Final Closing Lenders.
(3)
The number of shares held by the BurTech Public Stockholders gives effect to (i) the assumed no redemptions scenario that assumes no BurTech Public Stockholders exercise redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, (ii) the assumed 50% redemptions scenario that assumed BurTech Public Stockholders exercise their redemption rights for 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, and (iii) the assumed maximum redemptions scenario that assumes BurTech Public Stockholders exercise their redemption rights for all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock.

(4)
The number of shares held by the Sponsor and related parties is determined by adding (i) the Sponsor’s holdings of 10,385,750 BurTech’s Redeemable Class A Common Stock at September 30, 2024, as reduced by 2,000,000 of BurTech’s Redeemable Class A Common Stock that are to be forfeited as part of the Sponsor Forfeiture Agreement, (ii) 2,000,000 shares that are issued associated with Burkhan Warrants, and (iii) 3,772,264 shares issued upon conversion of the Burkhan Convertible Notes. The number of shares held by the Sponsor and related parties under the 50% redemptions scenario assumes 504,237 shares are issued as part of the Backstop Agreement and the max redemptions scenario assumes 3,000,000 shares are issued as part of the Backstop Agreement.

(5)
Final Closing Lender shares is determined by adding (i) 4,500,000 of New Blaize Common Stock issued upon net exercise of the warrants issued pursuant to the Blaize Warrant Financing and (ii) 21,041,201 of New Blaize Common Stock issued upon conversion of the Final Closing Lender Notes.

(6)
Represents ownership in New Blaize Common Stock, attributable to existing holdings in BurTech Class A Common Stock that is held by underwriters associated with BurTech’s initial public offering.

The actual results will be within the parameters described by the three scenarios above. However, there can be no assurance regarding which scenario will be closest to the actual results.
Dilution
Dilution per share to the original investors in BurTech is determined by subtracting pro forma as adjusted net tangible book value per share after the Business Combination from the initial public offering price per share paid by original investors in BurTech as set forth as follows under the three redemption scenarios:
	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Initial public offering price per share of Burtech	$10.00	$10.00	$10.00
Pro forma net tangible book value per share as of September 30, 2024, as adjusted(1)	(0.06)	(0.27)	(0.26)
Difference between initial public offering price of BurTech and pro forma net tangible book value per share, as adjusted	$10.06	$10.27	$10.26

(1)
Calculation of Pro Forma net tangible book value is as follows:

Pro forma net tangible book value of New Blaize at September 30, 2024(2)	(6,068)	(25,983)	(25,983)
Pro forma outstanding shares of New Blaize	99,464,486	97,795,892	98,118,823
Pro forma net tangible book value per share as of September 30, 2024, as adjusted	$(0.06)	$(0.27)	$(0.26)

(2)
Refer to the “Unaudited Condensed Combined Financial Information” for calculation of amounts.

For each of the no redemption and 50% redemption scenarios, the valuation of New Blaize would need to equal $995 million and $978 million, respectively, in order for the non-redeeming shareholders’ interest per share to be at least the initial public offering price per share of BurTech Class A Common Stock.
The following table illustrates potential sources of dilution under each scenario that may occur following the consummation of the Business Combination.
Potential sources of dilution:
	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
New Blaize Stock Options and RSUs	32,348,219	32,348,219	32,348,219
Earnout Shares	17,600,000	17,600,000	17,600,000
Public Warrants	28,750,000	28,750,000	28,750,000
Private Warrants	898,250	898,250	898,250
Total	79,596,469	79,596,469	79,596,469
Stockholders will experience additional dilution to the extent New Blaize issues additional shares of New Blaize Common Stock after the closing of the Business Combination. The pro forma ownership tables above exclude (a) 29,648,250 shares of New Blaize Common Stock that will be issuable upon the exercise of the 898,250 Private Placement Warrants and 28,750,000 public warrants; (b) 17,600,000 shares of New Blaize Common Stock that will be issuable related to the Earnout Shares if the related triggering events are achieved; and (c) shares of New Blaize Common Stock that will initially be available for issuance under the Equity Incentive Plan and ESPP Plan. Such dilutive effects would be offset, in part, by the increases to net tangible book value that would occur as a consequence of proceeds received from the exercise of any warrants or stock options.
For more information, please see the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information” and “Proposal 1 — The Business Combination Proposal — Ownership of New Blaize After the Closing.
Material Financing Transactions in connection with Business Combination
Working Capital Loans
As of September 30, 2024, there was $1,500,000 in Working Capital Loans outstanding, along with several cash advances to BurTech, which as of September 30, 2024 totaled $2,164,291. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units, at a price of $10.00 per unit, upon consummation of the initial business combination. The units would be identical to the Private Placement Units that the Sponsor purchased on December 15, 2021. The proceeds from the Working Capital Loans have been or will be used to finance transaction costs and/or for general corporate purposes in connection with the Business Combination. Any conversion in connection with the Working Capital Loans would have a dilutive effect on the non-converting stockholders.
Note Purchase Agreement Financing
From August 2023 through February 2024, Blaize issued six secured convertible promissory notes to the Sponsor pursuant to which the Sponsor loaned Blaize an aggregate principal amount of $16,500,000 (the “Sponsor Financing”), issued pursuant to the Note Purchase Agreement. Additionally, from April 2024 through September 2024, Blaize issued secured convertible promissory notes with aggregate principal amounts of approximately $96.8 million to the RT Parties pursuant to the Note Purchase Agreement (collectively with the Sponsor Financing and the other notes issued pursuant to the Note Purchase Agreement, the “NPA Financing”). Each of the notes under the Note Purchase Agreement bears interest at 10%

compounded annually. The outstanding principal and unpaid and accrued interest of the notes will be repaid or converted into equity securities of Blaize on the earliest to occur of (i) the first closing of the next sale by Blaize of certain securities of Blaize for the principal purpose of raising capital, (ii) the closing of a business combination involving Blaize and a publicly traded special purpose acquisition company, (iii) the closing of certain liquidation events provided in the Certificate of Incorporation of Blaize, or (iv) December 31, 2025. The obligations due under the notes are secured by a Security Agreement and Intellectual Property Security Agreement, each dated July 3, 2023, and executed by Blaize in favor of the lender parties thereto. Each purchaser of convertible promissory notes pursuant to the Note Purchase Agreement also received a warrant to purchase certain equity securities of Blaize, exercisable upon the earliest to occur of a Next Equity Financing Conversion, Maturity Conversion, SPAC Conversion or Corporate Transaction, as defined herein, and which expires five years from issuance. The number of warrant shares issuable upon exercise is equal to the quotient obtained by dividing (i) 25% or 10% (the higher percentage which applies only to investors who purchased a convertible note on or before July 3, 2023) of the original principal amount of the corresponding note by (ii) (y) with respect to a Next Equity Financing Conversion, Maturity Conversion, or a SPAC Conversion, the Exercise Price or (z) with respect to a Corporate Transaction, a per share price equal to the value of the consideration payable to the holder of each share of common stock of Blaize. The proceeds from the NPA Financing have been or will be used to finance transaction costs and/or for general corporate purposes in connection with the Business Combination. Any conversions pursuant to the NPA Financing would have a dilutive effect on the non-converting stockholders of Blaize or New Blaize, as applicable, which are outlined in the pro forma ownership tables included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
In connection with the NPA Financing, Blaize issued warrants to the RT Parties (the “RT Warrants”) pursuant to the Note Purchase Agreement. The RT Warrants are exercisable upon the earliest to occur of a Next Equity Financing Conversion, Maturity Conversion, SPAC Conversion or Corporate Transaction, as defined, and expire five years from issuance. The number of warrant shares issuable upon exercise is equal to the quotient obtained by dividing (i) 10% of the original principal amount of the corresponding note by (ii) (y) with respect to a Next Equity Financing Conversion, Maturity Conversion, or a SPAC Conversion, the Exercise Price (as defined herein) or (z) with respect to a Corporate Transaction, a per share price equal to the value of the consideration payable to the holder of each share of common stock of the Company. The Exercise price is defined as follows:
1.
With respect to a Next Equity Financing Conversion, the per share issue price paid by new money investors for the equity securities in the Next Equity Financing, as defined;

2.
With respect to a Maturity Conversion, a per share price mutually agreed upon by the Company and the Requisite Noteholders, as defined;

3.
With respect to a SPAC Conversion, $11.50 per share; and

4.
With respect to a Corporate Transaction, the Corporate Transaction Exercise Price, as defined.

Immediately prior to closing of the Business Combination, the RT Warrants will be exercisable for 222,730 shares of Blaize Common Stock, which will be exchanged for approximately 173,411 shares of New Blaize Common Stock, based on the current Exchange Ratio.
Pay-to Play Notes
In December 2022, in connection with Blaize’s 2022 Pay-to-Play transaction (the “P2P Transaction”), Blaize entered into a Note Purchase and Exchange Agreement (“P2P NPA”) with a group of lenders (each, a “Lender” and collectively, the “Lenders”). Those stockholders who participated in the P2P Transaction obtained the benefit of the Pull-Through Exchange of the shares of common stock into which their prior preferred stock was converted into at the time of the conversion and reverse stock-split event (the “Converted Common”) into shares of the class(es) of shadow preferred stock identical to those previously held. Total proceeds from the issuance of convertible promissory notes under the P2P NPA received in November and December of 2022 approximated $2.9 million. In January and February of 2023, Blaize received an additional $9.3 million in convertible promissory note proceeds. The convertible promissory notes issued under the P2P NPA are referred to collectively as the “P2P Notes” and may be converted upon certain enumerated events as set forth in the P2P NPA. Pursuant to the P2P NPA, each Lender will pay an agreed-upon amount in return for one or more promissory notes. The P2P Notes have a 24-month term from the date of the P2P NPA or December 9, 2024. The proceeds from the P2P NPA have been or will be used to finance transaction costs and/or for general corporate purposes in connection with the Business Combination. Any conversions pursuant to P2P NPA would have a dilutive effect on the non-converting stockholders of Blaize or New Blaize, as applicable, which are outlined in the pro forma ownership tables included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
Series D-2 Notes
In February through August 2022, Blaize raised $30.8 million in proceeds from the issuance of convertible notes (the “Series D-2 Notes”). The Series D-2 Notes were unsecured and carried terms of interest at ten (10%) percent with maturities in August 2023. The Series D-2 Notes had a number of potential settlement provisions, including automatic conversion of principal and accrued interest into the new series in the event of a Private Investment in Public Entity (PIPE) transaction, and optional conversion into Series D at $10.4425 per share upon a corporate event. The noteholders could also elect redemption at accrued interest plus three times the principal upon a corporate event. On September 19, 2022, the aggregate outstanding principal and accrued interest of the Series D-2 Notes, totaling $31.9 million, was converted into 6,435,447 shares of Series D-2 preferred stock at $4.9717 per share. The investors also received warrants to purchase up to a total of 756,172 shares of Series D-2 preferred stock at $4.9717 per share, expiring in September 2025. The proceeds from the Series D-2 Notes have been or will be used to finance transaction costs and/or for general corporate purposes in connection with the Business Combination. Any warrant exercises pursuant to the Series D-2 Notes would have a dilutive effect on the non-exercising stockholders of Blaize or New Blaize, as applicable, which are outlined in the pro forma ownership tables included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
Series D, D-1 and D-2 Redeemable Convertible Preferred Stock
In September 2022, with the conversion of $32.0 million in existing Series D-2 Notes and incremental cash proceeds of $5.6 million, Blaize issued a total of 7,561,820 Series D-2 redeemable convertible preferred stock (“Series D-2 Preferred Stock”). The total carrying value recognized from conversion and new proceeds approximated $32.0 million and $5.6 million, prior to issuance costs, respectively. Under the terms of the Series D-2 Stock Purchase Agreement, each investor that was a holder of the Series D Preferred Stock and/or Series D-1 Preferred Stock immediately prior to the issuance of the Series D-2 Preferred Stock who purchased shares of Series D-2 Preferred Stock with new cash on or before the subsequent closing date, in an investment amount equal to or greater than its Exchange Pro Rata Share, was entitled to exchange such number of shares of Series D Preferred Stock and/or Series D-1 Preferred Stock held by such investors for an equivalent number of Series D Exchange Preferred Stock and/or Series D-1 Exchange Preferred Stock based on the defined formula of total new cash investment divided by the original issuance price of the Series D Preferred Stock and/or Series D-1 Preferred Stock. On November 30, 2022, Blaize converted all outstanding shares of preferred stock into common stock and shortly thereafter effected a one-for-ten reverse stock split. The proceeds from the Series D, D-1 and D-2 financings have been or will be used to finance transaction costs and/or for general corporate purposes in connection with the Business Combination.
For additional details regarding material financing transactions, see the sections of this proxy statement/prospectus entitled “Blaize Management’s Discussion And Analysis Of Financial Condition And Results Of Operations — Debt Financings” and “Blaize Management’s Discussion And Analysis Of Financial Condition And Results Of Operations — Equity Financings.
Other Agreements Related to the Merger Agreement
Company Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, certain stockholders of Blaize entered into a Company Support Agreement (the “Company Support Agreement”) with BurTech and Blaize, pursuant to which such stockholders have agreed to, among other things: (i) support and vote in favor of (a) the approval and adoption of the Merger Agreement and the Business Combination, (b) the

conversion of each issued and outstanding share of Blaize Preferred Stock into one share of Blaize Common Stock as of immediately prior to the Effective Time, and (c) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination; (ii) vote against and withhold consent with respect to any Company Acquisition Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination); (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Company Support Agreement, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Blaize under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled, or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of such stockholder contained in the Company Support Agreement; and (iv) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of the Blaize Capital Stock, subject to certain exceptions, and termination of certain stockholder agreements and other affiliate agreements of Blaize.
Sponsor Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, BurTech and Blaize entered into an agreement (the “Sponsor Support Agreement”) with the Sponsor, pursuant to which, among other things, in connection with the Closing, the Sponsor agreed to: (i) vote all its shares of BurTech Class A Common Stock in favor of (a) each proposal herein, including, without limitation, the approval and adoption of the Merger Agreement and the Business Combination, and (b) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination is sought; (ii) vote against and withhold consent with respect to any Business Combination Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination); (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreements, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of BurTech or Merger Sub under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled, or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in the Sponsor Support Agreements; (iv) waive any adjustment to the conversion ratio or any other anti-dilution or similar protection set forth in the governing documents of BurTech with respect to BurTech Class B Common Stock, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement; and (v) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of BurTech Class B Common Stock and private placement units of BurTech, subject to certain exceptions.
Registration Rights Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize, the Sponsor, certain significant securityholders of Blaize and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Blaize will agree to register for resale, pursuant to the Securities Act, certain shares of New Blaize Common Stock and other equity securities of New Blaize that are held by the parties thereto from time to time on the terms and subject to the conditions set forth therein.
Lock-up Agreement
Pursuant to that certain letter agreement, dated December 10, 2021, by and among BurTech, certain of its officers and directors, the Sponsor and certain other BurTech stockholders party thereto (the “2021 Letter Agreement”), our Sponsor and certain of BurTech’s directors, officers and stockholders are prohibited from selling, pledging, transferring or otherwise disposing of their ownership interest in New Blaize Common Stock issuable upon conversion of 10,385,750 shares of BurTech Class A common stock. The prohibitions will end on the date that is 6 months after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the date on which BurTech or New Blaize, as applicable, completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of BurTech or New Blaize’s stockholders having the right to exchange their shares of BurTech Common Stock or New Blaize Common Stock, as applicable, for cash, securities or other property (the foregoing terms, collectively, the “Letter Agreement Lock-Up Terms”).
The Merger Agreement also contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain stockholders of New Blaize, including each of New Blaize’s executive officers and directors and (ii) Burkhan and certain of its Affiliates, in each case, other than the Sponsor and any other party to the 2021 Letter Agreement, which subjects the parties thereto to the Letter Agreement Lock-Up Terms. Each such party to the Lock-up Agreements will be restricted from transferring New Blaize Common Stock, any shares of New Blaize Common Stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time, and any other securities convertible into or exercisable or exchangeable for New Blaize Common Stock held by it immediately after the Effective Time. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize. Notwithstanding the above, the New Blaize Common Stock to be issued to Sponsor upon conversion of the convertible notes acquired by Sponsor pursuant to the 2023 NPA will not be subject to any lock-up restrictions.
Backstop Subscription Agreement
On April 22, 2024, the Sponsor entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with BurTech and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses (the “Trust Amount”) is less than $30,000,000, the Sponsor shall purchase, prior to or substantially concurrently with the closing of the Business Combination, a number of shares of BurTech Class A Common Stock equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, at a per share purchase price of $10.00 per share.
Non-Redemption Agreements
In March 2023, BurTech and the Sponsor entered into non-redemption agreements (“Non-Redemption Agreements”) with various unaffiliated third parties in exchange for such third parties agreeing not to redeem up to an aggregate of 4,597,648 shares of the BurTech Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of the stockholders called by BurTech to consider and approve an extension of time for BurTech to consummate an initial business combination from March 15, 2023 to December 15, 2023, and to amend the Trust Management Agreement with Continental Stock & Transfer Company, dated as of December 10, 2021, allowing for such extension. In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third parties up to an aggregate of 1,274,412 shares of BurTech Class A common stock held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the special meeting. The Non-Redemption Agreements remains effective as of the date of this proxy statement/prospectus.
Sponsor Forfeiture Agreement
On April 22, 2024, the Sponsor and BurTech entered into a letter agreement (the “Sponsor Forfeiture Agreement”). Under this agreement, conditioned upon the occurrence of the closing of the Business Combination, the Sponsor agreed to forfeit 2,000,000 shares of BurTech Class A Common Stock to be effective immediately prior to the closing of the Business Combination.
Underwriting Agreement Amendment
On April 26, 2024, BurTech and the Representative entered into an amendment to the Underwriting Agreement, pursuant to that certain Satisfaction and Discharge of Indebtedness Pursuant to Underwriting

Agreement Dated December 10 2021 (the “Underwriting Agreement Amendment”). The Underwriting Agreement Amendment provides, among other things, that in lieu of BurTech tendering the full amount of the deferred underwriting commission of $10,062,500, the Representative accepts cash of an aggregate sum of $1,500,000, payable at the Closing, in full and final payment and satisfaction of the deferred underwriting commission (the “Cash Payment”). Upon delivery of the Cash Payment in accordance with terms of the Underwriting Agreement Amendment, any obligations pursuant to the Underwriting Agreement for BurTech to deliver the deferred underwriting commission to the Representative shall be automatically discharged and satisfied.
Summary of Material Financing Transactions
In order to finance transaction costs in connection with an initial business combination, the Sponsor or an affiliate of the Sponsor, or certain of BurTech’s officers and directors may, but are not obligated to, loan BurTech funds as may be required (“Working Capital Loans”). If BurTech completes an initial business combination, BurTech would repay the Working Capital Loans out of the proceeds of the Trust Account released to BurTech. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an initial business combination does not close, BurTech may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units, at a price of $10.00 per unit, upon consummation of the initial business combination. The units would be identical to the Private Placement Units that the Sponsor purchased on December 15, 2021. As of September 30, 2024, there was $1,500,000 in Working Capital Loans outstanding. In addition to the working capital loans the Sponsor made several cash advances to BurTech which as of September 30, 2024 totaled $2,164,291.
On May 21, 2021, the Sponsor purchased 8,625,000 Founder Shares for an aggregate purchase price of $25,000. On September 24, 2021, BurTech issued 862,500 shares of Class B common stock, par value $0.0001 per share (the “BurTech Class B Common Stock”), in connection with a 1.1 stock split, resulting in an aggregate of 9,487,500 shares of BurTech Class B Common Stock outstanding, or approximately $0.003 per share. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 24.81% of the outstanding shares upon completion of the IPO (excluding the shares of Class A common stock issued to EF Hutton, division of Benchmark Investments, LLC (the “Representative”) or its designees, the Private Placement Units and securities underlying the Private Placement Units and assuming the initial stockholders do not purchase units in the IPO). As of September 30, 2024, the Sponsor owned 10,385,750 shares of BurTech Class A Common Stock.
On May 21, 2021, the Sponsor issued an unsecured promissory note to BurTech (the “IPO Promissory Note”), pursuant to which BurTech may borrow up to an aggregate principal amount of $300,000, to be used for payment of costs related to the IPO. The outstanding balance under the IPO Promissory Note of $144,746 was repaid in several installments by June 30, 2022.
From August 2023 through February 2024, Blaize issued six secured convertible promissory notes to the Sponsor pursuant to which the Sponsor loaned Blaize an aggregate principal amount of $16,500,000. Each of the notes was issued pursuant to that certain Amended and Restated Note Purchase Agreement dated April 22, 2024, among Blaize and certain investors (as amended and/or restated from time to time, the “Note Purchase Agreement”). From April 2024 through June 2024, Blaize issued secured convertible promissory notes with aggregate principal amounts of approximately $96.8 million to RT-AI I, LLC, a Delaware limited liability company, and certain of its affiliates (collectively, the “RT Parties”) pursuant to the Note Purchase Agreement (the “RT Note Financing”). Each of the notes under the Note Purchase Agreement bears an interest of 10% compounded annually. The outstanding principal and unpaid accrued interest of the notes will be repaid or converted into equity securities of Blaize on the earliest to occur of (i) the first closing of the next sale by Blaize of certain securities of Blaize for the principal purpose of raising capital, (ii) the closing of a business combination involving Blaize and a public traded special purpose acquisition company, (iii) the closing of certain liquidation events provided in the Certificate of Incorporation of Blaize, or (iv) December 31, 2025. The obligations due under the notes are secured by a Security Agreement and Intellectual Property Security Agreement, each dated July 3, 2023, and executed by Blaize in favor of the lender parties thereto. Each purchaser of convertible promissory notes pursuant to the Note Purchase Agreement received a warrant to purchase certain equity securities of Blaize. The RT Parties are not affiliated with Blaize, BurTech or the Sponsor, and no prior relationship existed between Blaize and the RT Parties before the RT Note Financing.
In connection with the RT Note Financing, the Company entered into a letter agreement (as amended, supplemented and/or restated from time to time, the “RT Letter Agreement”) among Blaize, RT Parties and Burtech. Under the RT Letter Agreement, it is agreed that the RT Parties and their transferees or distributees will not be required to execute any lock-up or similar agreement restricting transfer or disposition of all shares of Blaize Common Stock issuable upon the conversion of the notes (the “RT Conversion Shares”), all shares of Blaize Common Stock issuable upon the exercise of the warrants issued to the RT Parties (the “RT Warrant Shares”), all securities of New Blaize to be issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the RT Parties (collectively, the “RT Registrable Securities”). Additionally, any securities of New Blaize issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination are being registered pursuant to this registration statement, and the RT Registrable Securities will be promptly registered on a registration statement on Form S-1 covering the resale of the RT Registrable Securities following the Business Combination.
In connection with the RT Note Financing and a concurrent issuance of pre-funded warrants (the “Blaize Warrant Financing”) to Ava Investors SA, a société anonyme incorporated under the laws of Switzerland (“Ava”, together with its affiliates and their respective transferees, the “Ava Parties”), on April 22, 2024, BurTech consented to a letter agreement (as amended and/or restated from time to time, the “Ava Letter Agreement”) between Blaize and Ava. Under the Ava Letter Agreement, it is agreed that the parties shall, within 14 days of the Ava Letter Agreement, agree on a form of registration rights agreement to be entered into and become effective at the closing of the Business Combination, providing for the registration of the resale of all securities of New Blaize to be issued on account of the Blaize Shares issuable upon the exercise of the pre- funded warrants pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the Ava Parties. The Ava Parties, along with their transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
In connection with the Ava RM Warrant Transfer, on May 30, 2024, Rizvi Master and Ava entered into the Ava RM Warrant Transfer Agreement. Under the Ava RM Warrant Transfer Agreement, Ava agreed to transfer and assign all of Ava’s right, title and interest in and to a warrant for 2,000,000 shares of BurTech Class A Common Stock to Rizvi Master in accordance with the Ava RM Warrant Transfer Agreement. Rizvi Master will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
In connection with the RT Note and Warrant Transfer, on October 9, 2024, Blaize, RT-AI I, Ava PM and RT CI Holder entered into the RT Distribution Letter Agreement. Under the RT Distribution Letter Agreement, Blaize shall cause (i) the cancellation of certain secured convertible promissory notes with aggregate principal amounts of approximately $75.1 million previously issued pursuant to the RT Note Financing and the corresponding warrants thereof and (ii) the reissuance of such cancelled notes and warrants in the name of Ava PM and RT CI Holder, in accordance with the RT Distribution Letter Agreement. Ava PM and RT CI Holder each agreed to be bound by and party to the Note Purchase Agreement and the Ava Letter Agreement, each as may be modified or amended from time to time. Ava PM and RT CI Holder, along with their respective transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
Background of the Business Combination
BurTech is a blank check company incorporated under the laws of Delaware in March, 2021. BurTech was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. The Business Combination is the result of an extensive search by BurTech’s management team, including the BurTech Board, leveraging their individual and collective networks and investing and operating experience. The terms of the Merger Agreement are the result of extensive discussions and negotiations between representatives of BurTech and

Blaize. The following provides a brief background of these discussions and negotiations, the Business Combination and related transactions.
Prior to the IPO on December 10, 2021, neither BurTech nor anyone on its behalf, had contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Blaize.
After the IPO, BurTech’s officers and directors commenced an active search for prospective businesses and assets to acquire. In connection with the evaluating potential business combinations, members of BurTech’s management contacted and were contacted by, a number of individuals, entities, investment banks and private equity funds with respect to potential business combination opportunities.
Between December 15th, 2021 and the date BurTech entered into a term sheet with Blaize, representatives of BurTech considered over 50 potential acquisition targets in a wide variety of industries and sectors, including proptech and real estate holding and management, conventional and renewable energy, payment platforms, software, fintech, automotive, supply chain, billing services, and executed non-disclosure agreements with approximately 15 companies (including Blaize). BurTech conducted additional due diligence and/or held detailed discussions with the management teams and delivered seven term sheets or indications of interest and executed non-binding letters of intent (“LOI”) with seven potential acquisition targets other than Blaize. Upon conducting further detailed due diligence of these potential acquisition targets, BurTech together with the management and/or stockholders of these potential targets decided not to proceed to drafting merger agreements. All prior LOIs were terminated.
With the exception of Blaize, BurTech did not consider the other alternative acquisition targets that it evaluated to be as compelling when taking into consideration their respective business prospects, strategy, management teams, structure, growth potential, likelihood of execution and valuation considerations.
On June 23, 2023, BurTech and Blaize signed a non-binding letter of intent containing the non-binding term sheet. BurTech agreed to purchase newly issued senior secured convertible notes of Blaize with a view to use the proceeds to accelerate Blaize’s roadmap to develop the next generation of Blaize’s automotive grade chips, boost its pipeline and expand its management teams.
On April 22, 2024, BurTech, Merger Sub, Blaize and Burkhan entered into an Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”). The Merger Agreement Amendment amended the original Merger Agreement to increase the valuation of Blaize from $700 million to $767 million.
On September 9, 2024, Jefferies LLC (“Jefferies”) was formally engaged by BurTech to serve as its exclusive capital markets advisor in connection with the contemplated transaction involving Blaize (i.e., the Business Combination) to provide capital markets advice to BurTech which includes advice on communicating with the market and preparing to be a public company. Since Jefferies’ engagement, it has performed preparatory actions to enable it to begin actively advising and assisting the combined company after the consummation of the business combination. Among other things, Jefferies has (i) reviewed certain of Burtech’s filings with the Securities and Exchange Commission and familiarized itself with Burtech’s capital structure; (ii) reviewed Blaize’s organizational structure and capitalization; (iii) conducted interviews with certain officers of Blaize; and (iv) participated in certain joint conference calls with transaction parties and advisors to plan procedures leading up to the closing of the business combination.
On September 19, 2024, Blaize entered into an engagement letter with KeyBanc Capital Markets Inc. (“KBCM”) to serve as its (i) exclusive strategic advisor in connection with the Business Combination, any potential private placements or related transactions (collectively, the “KBCM Advisory Transactions”), (ii) sole and exclusive placement agent for private placement services in connection with any potential capital raising transactions and (iii) sole and exclusive financial advisor in connection with any potential sale transactions. In its role as exclusive strategic adviser to Blaize in connection with the KBCM Advisory Transactions, KBCM has rendered services primarily consisting of (1) assisting Blaize management in preparing investor presentations and presentations to the Blaize Board, (2) providing structuring advice for potential equity investments into Blaize prior to the completion of the Business Combination, (3) evaluating proposals from potential investors and assisting in negotiations, and (4) monitoring and providing views to Blaize management on the special purpose acquisition company (“SPAC”) market, broader equity capital market conditions and relevant market trends and investor sentiment.

On October 24, 2024, BurTech, Merger Sub, Blaize and Burkhan entered into an Amendment No. 2 to Agreement and Plan of Merger (the “Second Amendment to Merger Agreement”). The Second Amendment to Merger Agreement amended the original merger agreement to revise the New Blaize Board designees to be comprised of nine members, including four individuals to be designated by Blaize (rather than two individuals to be designated by Sponsor and two individuals to be designated by Blaize in the previous merger agreement) and five independent directors, designated by Blaize after consultation, in good faith, with BurTech regarding the determination of the independent directors, with Lane M. Bess to be designated as the Chairman until a new chairperson is appointed by the New Blaize Board.
On November 21, 2024, BurTech, Merger Sub, Blaize and Burkhan entered into an Amendment No. 3 to Agreement and Plan of Merger (the “Third Amendment to Merger Agreement”). The Third Amendment to Merger Agreement amended the original merger agreement to (i) revise the New Blaize Board designees to be comprised of seven members, including two individuals to be designated by Blaize and five independent directors, designated by Blaize after consultation, in good faith, with BurTech regarding the determination of the independent directors, with Lane M. Bess to be designated as the Chairman until a new chairperson is appointed by the New Blaize Board, (ii) remove the agreement between BurTech, Sponsor and Burkhan to enter into the Stockholders’ Agreement at the closing of the Business Combination and to remove such Form of Stockholders’ Agreement as an exhibit to the original merger agreement and (iii) replace the proposed Third Amended and Restated Certificate of Incorporation with a new Form of Third Amended and Restated Certificate of Incorporation to reflect that the New Blaize Board will not be a classified board.
The parties have continued and expect to continue regular discussions regarding the execution and timing of the Business Combination and to take all requisite corporate actions to advance towards the closing of the Business Combination.
Board of New Blaize following the Business Combination
Upon the Closing, we anticipate that the New Blaize Board will consist of seven (7) members, with each director having a term that expires at our annual meeting of stockholders in 2025 after the completion of the Business Combination and when his or her respective successor is duly elected and qualified, or upon his or her earlier death, resignation, retirement or removal. All of our existing directors of BurTech have informed us that they will resign from our board of directors upon Closing.
Our board of directors has nominated Lane Bess, Juergen Hambrecht, Edward Frank, Tony Cannestra, George de Urioste, Dinakar Munagala and an additional independent director to be nominated prior to the Closing of the Business Combination for election at our special meeting.
For additional details, see the sections of this proxy statement/prospectus entitled “Proposal No. 4 — The Election of Directors Proposal” and “Directors and Executive Officers After the Business Combination.”
Accounting Treatment of the Business Combination
The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, BurTech will be treated as the acquired company and Blaize will be treated as the accounting acquirer for financial statement reporting purposes.
For more information, see the section entitled “The Business Combination — Accounting Treatment of the Business Combination.”
Appraisal or Dissenter’s Rights
No appraisal or dissenter’s rights are available to holders of shares of BurTech Common Stock or BurTech Warrants in connection with the Business Combination.
BurTech Proposals for Stockholder Approval
At the special meeting, BurTech’s stockholders will be asked to separately approve the following proposals:
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The Business Combination Proposal — a proposal to approve the adoption of the Merger Agreement and the Business Combination.

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The Organizational Documents Proposal — a proposal to approve the Proposed Charter and the Proposed Bylaws.

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The Advisory Organizational Documents Proposals — four proposals to amend BurTech’s Existing Charter.

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The Election of Directors Proposal — a proposal to elect the directors comprising the board of directors of New Blaize.

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The Equity Incentive Plan Proposal — a proposal to approve and adopt the incentive equity plan established to be effective upon the Closing.

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The Employee Stock Purchase Plan Proposal — a proposal to approve and adopt the employee stock purchase plan established to be effective upon the Closing of the Business Combination.

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The Nasdaq Proposal — a proposal to approve, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of shares of BurTech Class A Common Stock pursuant to the Merger Agreement in connection with the Business Combination.

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The Adjournment Proposal — a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

For more information about these proposals, see the sections of this proxy statement/prospectus entitled “Proposal No. 1 — The Business Combination Proposal,” “Proposal No. 2 — The Organizational Documents Proposal,” “Proposals No. 3 — The Advisory Organizational Documents Proposals,” “Proposal No. 4 — The Election of Directors Proposal,” “Proposal No. 5 — The Equity Incentive Plan Proposal,” “Proposal No. 6 — The Employee Stock Purchase Plan Proposal,” “Proposal No. 7 — The Nasdaq Proposal,” and “Proposal No. 8 — The Adjournment Proposal.”
Date, Time and Place of Special Meeting
The special meeting will be held on December 23, 2024, at 5:00 p.m., Eastern time, conducted via live webcast at the following address: https://www.cstproxy.com/burtechacq/bc2024. You will need the 12-digit meeting control number that is printed on your proxy card to enter the special meeting. BurTech recommends that you log in at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts. Please note that you will not be able to attend the special meeting in person.
Record Date and Voting
BurTech’s stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned shares of BurTech Class A Common Stock or BurTech Class B Common Stock at the close of business on November 12, 2024, which is the Record Date for the special meeting. BurTech’s stockholders are entitled to one vote for each share of BurTech Class A Common Stock or BurTech Class B Common Stock that they owned as of the close of business on the Record Date. If BurTech stockholders’ shares are held in “street name” or are in a margin or similar account, such stockholder should contact their broker, bank or other nominee to ensure that votes related to the shares beneficially own by such stockholder are properly counted. On the Record Date, there were 15,162,658 shares of BurTech Class A Common Stock outstanding and five shares of BurTech Class B Common Stock outstanding. Our Sponsor holds 10,385,750 shares of BurTech Class A Common Stock.
Our Sponsor and our officers and directors have agreed to vote all of their shares of BurTech Class A Common Stock and any Public Shares acquired by them in favor of the Business Combination Proposal. BurTech’s issued and outstanding BurTech Warrants do not have voting rights at the special meeting.
Quorum and Vote Required for the BurTech Proposals
A quorum will be present at the special meeting if a majority of the BurTech Common Stock outstanding and entitled to vote at the special meeting is represented in person or by proxy.

The approval of the Organizational Documents Proposal requires the affirmative vote (in person or by proxy) of the majority of the issued and outstanding shares of each of the BurTech Class A Common Stock and BurTech Class B Common Stock, voting separately, as well as the vote of a majority of the issued and outstanding shares of BurTech Class A Common Stock and BurTech Class B Common Stock, voting together as a single class.
The approval of the Business Combination Proposal, the Advisory Organizational Documents Proposals, Equity Incentive Plan Proposal, Employee Stock Purchase Plan Proposal, Nasdaq Proposal and Adjournment Proposal require the affirmative vote (in person or by proxy) of the holders of a majority of the shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting.
The approval of the election of each director nominee pursuant to the Election of Directors Proposal requires the affirmative vote of the holders of a plurality of the outstanding shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting.
Pursuant to the Merger Agreement, the Business Combination is conditioned upon the approval of holders of the requisite number of outstanding shares of BurTech Common Stock entitled to vote, whether in person or by proxy, at the special meeting.
In accordance with the Sponsor Support Agreement entered into concurrently with the execution of the Merger Agreement, holders of 10,385,750 shares of BurTech Class A Common Stock (or 68.5% of the outstanding shares of BurTech Common Stock as of September 30, 2024) have agreed to vote in favor of each of the proposals, subject to certain customary conditions. As a result of such agreement, we do not need the affirmative vote of any of the holders of the remaining shares of BurTech Class A Common Stock held by the Public Stockholders as of the record date to approve any of the proposals described herein.
For more information about these proposals, see the section entitled “Quorum and Vote Required for the BurTech Proposals.”
Recommendation to BurTech Stockholders
Our board of directors believes that each of the BurTech Proposals is in the best interests of BurTech and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the BurTech Proposals, including “FOR” each of the director nominees.
BurTech Board’s Reasons for the Approval of the Business Combination
In considering its recommendation to its stockholders, the board has identified certain factors in making the determination, including but not limited to the overall state of Artificial Intelligence and Edge Computing Space; supply and demand in the target sectors; Competitive advantages of Blaize’s chip versus the competition; Blaize’s IP position; presence of the world’s leading automotive OEMs on Blaize’s customer roster and participation of the ventures investment arms of such OEMs in the previous and current rounds of Blaize’s financings; presence of well regarded institutional investors and industry investors; Blaize’s anticipated pipeline; typical margins in BurTech’s industry; risks of entering a market segment where existing and potential competition may have access to substantially greater financial, technology and other resources as well as the talent pool. After careful consideration of these factors and others, the BurTech Board recommends that its stockholders vote “FOR” the approval of the Business Combination Proposal. For a description of the BurTech Board’s reasons for the approval of the Business Combination, see the section entitled “The Business Combination — BurTech Board’s Reasons for the Approval of the Business Combination.”
Interests of BurTech Directors and Officers in the Business Combination
When considering the BurTech Board’s recommendation that BurTech’s stockholders vote in favor of the approval of the Business Combination Proposal and the other proposals presented for stockholder approval in this proxy statement/prospectus, BurTech’s stockholders should be aware that Sponsor and certain of BurTech’s executive officers and directors have interests in the Business Combination that may be different from or in addition to (or which may conflict with) the interests of BurTech’s other stockholders.

These interests may influence BurTech’s directors in making their recommendation that you vote in favor of the Business Combination Proposal and the transactions contemplated thereby. These interests were considered by the BurTech Board when it approved the Business Combination.
Since the Sponsor, its affiliates, representatives and the BurTech officers and directors (the “Sponsor Related Parties”), have interests that are different, or in addition to (and which may conflict with), the interests of the other holders of BurTech Class A Ordinary Shares, a conflict of interest may exist in determining whether the Business Combination with Blaize is appropriate. Such interests include that the Sponsor Related Parties will lose their entire investment in BurTech if BurTech does not complete a business combination. When you consider the recommendation of the BurTech Board in favor of approval of the Business Combination Proposal, you should keep in mind that the Sponsor Related Parties, have interests in such proposal that are different from, or in addition to (which may conflict with), those of the BurTech shareholders generally. These conflicts of interest include, among other things, the interests listed below:
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the beneficial ownership of the Sponsor and certain current and former members of the BurTech Board and officers of an aggregate of 10,385,750 shares of BurTech Class A Common Stock and 898,250 Private Warrants, which shares and warrants were acquired for an aggregate investment of $8,982,500 at the time of BurTech’s formation and the IPO and would become worthless if BurTech does not complete a business combination by the Extension Deadline, as such stockholders have waived any redemption right with respect to those shares and the Private Placement Warrants would expire worthless. After giving effect to the Business Combination, the Sponsor and certain current and former members of the BurTech Board and officers would own up to an aggregate of 12,158,014 shares of BurTech Class A Common Stock and 898,250 Private Placement Warrants. Such shares have an aggregate market value of approximately $137.9 million, based on the Closing Price of BurTech Class A Common Stock of $11.34 on Nasdaq on November 8, 2024;

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the continued indemnification of current directors and officers of BurTech and the continuation of directors’ and officers’ liability insurance after the Business Combination;

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the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, with all expenses incurred by the Sponsor and its affiliates on our behalf booked and carried on our financial statements, and as of September 30, 2024, the relevant amounts were the Convertible promissory note, related party, carried at $1,500,000 and advances from the Sponsor carried at $2,164,291, which included monthly extension contributions into the trust that have been made by the Sponsor on our behalf;

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the fact that our Sponsor, and current and former officers and directors will lose their entire investment in us if an initial business combination is not completed; and

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the fact that the Sponsor Related Parties currently secured convertible promissory notes issued by Blaize of an aggregate principal amount of $16,500,000 and the Burkhan Warrant to purchase a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in the issuance of up to 2,000,000 shares of New Blaize Common Stock.

See “Proposal 1 — The Business Combination Proposal — Interests of Sponsor Related Parties in the Business Combination and Related Financing.”
Compensation Received by the Sponsor
Set forth below is a summary of the terms and amount of the compensation received or to be received by the Sponsor and its affiliates in connection with the Business Combination or any related financing transaction, the amount of securities issued or to be issued by BurTech to the Sponsor and its affiliates and the price paid or to be paid for such securities or any related financing transaction.
	Interest in Securities	Other Compensation
Sponsor	The Sponsor currently holds 10,385,745 shares of BurTech Class A Common Stock and five shares of BurTech Class B Common Stock,	At Closing, pursuant to the Merger Agreement, New Blaize will use cash from the trust account to pay BurTech transaction

	Interest in Securities	Other Compensation
	consisting of 9,487,495 shares of BurTech Class A Common Stock issued to the Sponsor upon the exchange of an equal number of Founder Shares and 898,250 shares of BurTech Class A Common Stock acquired in the private placement conducted in connection with the IPO. At Closing, 2,000,000 BurTech Class A Common Stock shall be forfeited as part of the Sponsor Forfeiture Agreement and upon the completion of the Business Combination, Sponsor shall hold a total of 12,158,014 shares of New Blaize Common Stock, including 3,772,264 shares issued upon conversion of the Burkhan Convertible Notes pursuant to which the Sponsor loaned Blaize an aggregate principal amount of $16,500,000.	expenses and to reimburse or pay Sponsor or its affiliates for any outstanding loans or other obligations of BurTech or New Blaize to Sponsor or its affiliates. BurTech currently estimates that the total amount payable for BurTech transaction expenses and any outstanding loans or other obligations of BurTech to Sponsor is approximately $15.1 million, inclusive of the $1,500,000 principal balance under the Working Capital Loans, as of September 30, 2024. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units, at a price of $10.00 per unit, upon consummation of the initial business combination. The units would be identical to the Private Placement Units that the Sponsor purchased on December 15, 2021.
Burkhan	Concurrently with the execution of the Merger Agreement, Blaize also issued to Burkhan, an affiliate of BurTech and the Sponsor a pre-funded warrant to purchase shares of Blaize Common Stock (as amended and/or restated from time to time, the “Burkhan Warrant”). Pursuant to the Burkhan Warrant, Burkhan is entitled to purchase up to a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaze Common Stock for an aggregate exercise price of $20,000 and a purchase price of $20,000.
The retention of shares by Sponsor and its affiliates, the reimbursements payable to Sponsor and the New Blaze Common Stock issuable to the Sponsor and its affiliates upon the conversion or exercise of the convertible promissory notes and the Burkhan Warrant at Closing will not result in a material dilution of the equity interests of non-redeeming BurTech Shareholders. See “Proposal 1 — The Business Combination Proposal — Ownership of New Blaize After the Closing.”
Redemption Rights
Pursuant to our Existing Charter, holders of Public Shares may elect to have their Public Shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Existing Charter. For illustrative purposes, based on funds in the Trust Account of approximately $49.9 million on September 30, 2024, the estimated per share redemption price would have been approximately $11.49. If a Public Stockholder exercises its redemption rights, then such Public Stockholder will be exchanging its shares of our BurTech Class A Common Stock for cash and will no longer own shares of BurTech. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. Each redemption of Public Shares by our Public Stockholders will decrease the amount in our Trust Account, which held approximately $49.9 million on September 30, 2024. See the section entitled

“Special Meeting of BurTech Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.
U.S. Federal Income Tax Considerations for Holders of BurTech Class A Common Stock Exercising Redemption Rights
As described more fully herein, a holder of Class A Common Stock that exercises its redemption rights to receive cash in exchange for such shares may be treated as selling its Class A Common Stock in a taxable sale or exchange resulting in the recognition of gain or loss. There may be certain circumstances in which the redemption may be treated as a distribution of an amount equal to the redemption proceeds, for U.S. federal income tax purposes, depending on the amount of our stock that a holder owns or is deemed to own by attribution (including through the ownership of warrants).
Please see the section entitled “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock — U.S. Federal Income Tax Considerations of a Redemption of BurTech Public Shares” for additional information. You are urged to consult your tax advisors regarding the tax considerations of exercising your redemption rights.
U.S. Federal Income Tax Consequences of the Merger
Blaize and BurTech intend the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. In connection with the filing of the registration statement of which this proxy statement/prospectus is a part, Latham & Watkins LLP is delivering an opinion to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The obligations of each of Blaize and BurTech to complete the Merger, however, are not conditioned on the receipt of any such opinion.
If the Merger qualifies as a reorganization, then BurTech, holders of BurTech Common Stock, Blaize and holders of Blaize Common Stock should not recognize gain or loss as a result of the exchange, pursuant to the Merger, of Blaize Common Stock for shares of New Blaize Common Stock and the Earnout Right other than income, if any, with respect to imputed interest. For a more detailed discussion of the U.S. federal income tax consequences of the Merger, see “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock — Tax Considerations of the Merger” and “Material U.S. Federal Income Tax Consequences of the Merger to Blaize and Holders of Blaize Common Stock.”
Emerging Growth Company
BurTech is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in BurTech’s periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. BurTech has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, BurTech, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of BurTech’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.
BurTech will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of BurTech’s initial public offering (i.e., December 31, 2026), (b) in which it has total annual gross revenue of at least $1.235 billion or (c) in which BurTech is deemed to be a “large accelerated filer” under the rules of the SEC, which means the market value of BurTech’s common equity that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which BurTech will have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.
Summary of Risk Factors
In evaluating the Business Combination and the proposals to be considered and voted on at the special meeting of BurTech stockholders, you should carefully read this proxy statement/prospectus, including the annexes, and especially review and consider the factors discussed in the section entitled “Risk Factors.” Some of the risks related to Blaize’s business and industry, BurTech, and the Business Combination are summarized below.
Risks Related to Blaize’s Business
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We have a history of operating losses, and we may not be able to generate sufficient revenue to achieve and sustain profitability.

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Our relationships with automotive OEMs (as defined below) and Tier-1 suppliers are long-term in nature and we will not receive legally binding purchase order commitments until we deliver our auto-grade chip.

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Our future revenue and operating results will be harmed if we are unable to acquire new customers, retain existing customers or expand sales to our existing customers.

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We may not be able to successfully implement our growth strategy on a timely basis or at all.

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Failure to effectively develop and expand our marketing and sales capabilities could harm our ability to increase our customer base and achieve broader market acceptance of our platform and products.

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We depend on timely supply of materials sourced from a limited number of suppliers, and are directly impacted by unexpected delays or problems from our third-party manufacturers.

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If we fail to improve and enhance the functionality, performance, reliability, design, security and scalability of our platform and products and innovate and introduce new solutions in a manner that responds to our customers’ evolving needs, our business may be adversely affected.

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If we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges.

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We face intense competition, especially from well-established companies offering solutions and related applications. We may lack sufficient financial or other resources to maintain or improve our competitive position, which may harm our ability to add new customers, retain existing customers and grow our business.

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We may need to reduce or change our pricing model to remain competitive.

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If we fail to adapt and respond effectively to rapidly changing technology, evolving industry standards, and changing customer needs or preferences, our platform and products may become less competitive.

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We depend on our senior management team and the loss of one or more key employees or an inability to attract and retain highly skilled employees may adversely affect our business.

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If our software or hardware contains serious errors or defects, we may lose revenue and market acceptance and may incur costs to defend or settle claims with our customers.

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Our growth depends in part on the success of our strategic relationships with third parties.

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We depend on third-party data hosting and transmission services. Increases in cost, interruptions in service, latency or poor service from our third-party data center providers could impair the delivery of our platform, which could result in customer dissatisfaction, damage to our reputation, loss of customers, limited growth and reduction in revenue.

Risks Related to the Business Combination and New Blaize
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If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of BurTech’s common stock may decline before the Closing, or the market price of New Blaize’s securities may decline after the Closing.

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Fluctuations in operating results, quarter to quarter earnings and other factors, including incidents involving customers and negative media coverage, may result in significant decreases in the price of New Blaize’s securities.

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An active market for New Blaize’s securities may not develop, which would adversely affect the liquidity and price of New Blaize’s securities.

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Blaize does not have experience operating as a United States public company and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes Oxley Act.

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If we are unable to implement and maintain effective internal control over financial reporting in the future, investors may lose confidence in the accuracy and completeness of our financial reports, and the market price of our common stock may decline.

Risks Related to BurTech’s Business and the Business Combination
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The Business Combination and New Blaize becoming a publicly listed company as a result of the Merger differs significantly from an underwritten initial public offering.

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The unaudited pro forma financial information included herein may not be indicative of what New Blaize’s actual financial position or results of operations would have been.

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Our Sponsor, officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.

Risks Related to Redemptions
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If a stockholder fails to receive notice of BurTech’s offer to redeem the Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

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If we are unable to consummate our initial business combination, Public Stockholders may be forced to wait until after the Extension Deadline before redemption from the Trust Account.

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There is no guarantee that a stockholder’s decision whether to redeem their shares of BurTech Class A Common Stock for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

UNAUDITED HISTORICAL COMPARATIVE AND PRO FORMA COMBINED PER SHARE DATA OF BURTECH AND BLAIZE
The following table sets forth the historical per share information of BurTech and Blaize, on a standalone basis, and the unaudited pro forma condensed combined per share information after giving effect to the Merger Agreement and the reverse recapitalization, assuming no redemptions, assuming 50% redemptions, or assuming maximum redemptions. The unaudited pro forma condensed combined net loss per share information for the fiscal year ended December 31, 2023 and for the nine months ended September 30, 2024 presented as if the Business Combination had occurred on January 1, 2023. The unaudited pro forma book value per share information is presented as if the Business Combination occurred on September 30, 2024. The information provided in the table below is unaudited.
The historical per share information of BurTech was derived from the audited historical consolidated statement of operations of BurTech for the fiscal year ended December 31, 2023 and the unaudited condensed historical consolidated statement of operations for the nine months ended September 30, 2024. The historical per share information of Blaize was derived from the audited historical consolidated statement of operations of Blaize for the fiscal year ended December 31, 2023 and the unaudited condensed historical consolidated statement of operations for the nine months ended September 30, 2024. This information is only a summary and should be read in conjunction with BurTech’s and Blaize’ unaudited and audited historical financial statements and related notes, the sections entitled “BurTech Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Blaize Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included elsewhere in this joint proxy statement/consent solicitation statement/prospectus.
The unaudited pro forma condensed combined per share information of BurTech and Blaize is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this joint proxy statement/consent solicitation statement/prospectus and the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information,” and “Proposal No. 1 — The Business Combination Proposal.”
The unaudited pro forma condensed combined net loss per share information below does not purport to represent the net loss per share information which would have occurred had BurTech and Blaize been combined during the periods presented.
	For the Fiscal Year Ended December 31, 2023
	Historical		Unaudited Pro Forma Combined
(Amounts in thousands, except for share and per share amounts)	BurTech	Blaize	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Net income (loss)
Basic	$0.06	$(20.79)	$(3.19)	$(3.24)	$(3.23)
Diluted	$0.06	$(20.79)	$(3.19)	$(3.24)	$(3.23)
Weighted average shares outstanding
Basic	21,453,551	4,213,244	99,464,486	97,795,892	98,118,823
Diluted	21,453,551	4,213,244	99,464,486	97,795,892	98,118,823
Cash dividends per share	$—	$—	$—	$—	$—

	For the Nine Months Ended September 30, 2024
	Historical		Unaudited Pro Forma Combined
(Amounts in thousands, except for share and per share amounts)	BurTech	Blaize	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Net loss per share
Basic	$(0.10)	$(3.12)	$(0.45)	$(0.46)	$(0.46)
Diluted	$(0.10)	$(3.12)	$(0.45)	$(0.46)	$(0.46)
Weighted average shares outstanding
Basic	15,162,663	17,466,606	99,464,486	97,795,892	98,118,823
Diluted	15,162,663	17,466,606	99,464,486	97,795,892	98,118,823
Cash dividends per share	$—	$—	$—	$—	$—
Stockholders’ deficit	$(19,829)	$(279,941)	$(6,068)	$(25,983)	$(25,983)
Book value per share	$(1.31)	$(16.03)	$(0.06)	$(0.27)	$(0.26)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this proxy statement/prospectus may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our, our management team, Blaize’s and Blaize’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those related to the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement/prospectus may include, for example, statements about:
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the ability to complete the Business Combination with Blaize or, if BurTech does not consummate such Business Combination, any other initial business combination;

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the anticipated timing of the Business Combination;

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New Blaize’s capitalization after giving effect to the Business Combination;

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the ability to recognize the anticipated benefits of the proposed Business Combination;

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satisfaction or waiver of the conditions to the Business Combination including, among others: (i) the approval of the holders of the requisite number of outstanding shares of BurTech Common Stock entitled to vote, who attend and vote thereupon at the special meeting, (ii) the Requisite Approval, (iii) the registration statement (of which this proxy statement/prospectus is a part) will have been declared effective under the Securities Act and remains effective as of such date, (iv) all waiting periods (and any extensions thereof) under the HSR Act shall have expired or been terminated, (v) no governmental authority with jurisdiction over the parties with respect to the Business Combination will have issued any order or law enjoining, prohibiting or making illegal the consummation of the Business Combination, and (vi) New Blaize Common Stock to be issued in connection with the Business Combination shall have been approved for listing on Nasdaq;

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the financial and business performance of New Blaize, including financial projections and business metrics and any underlying assumptions thereunder;

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the ability to obtain and/or maintain the listing of New Blaize’s Common Stock and the BurTech Warrants on Nasdaq following the Business Combination;

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the potential liquidity and trading of our public securities;

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changes in Blaize’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

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the implementation, market acceptance and success of Blaize’s business model;

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Blaize’s ability to scale in a cost-effective manner;

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developments and projections relating to Blaize’s competitors and industry;

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the impact of health epidemics on Blaize’s business and the actions Blaize may take in response thereto;

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expectations regarding the time during which we will be an emerging growth company under the JOBS Act;

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Blaize’s future capital requirements and sources and uses of cash;

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Blaize’s ability to obtain funding for its operations;

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Blaize’s business, expansion plans and opportunities;

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Blaize’s success in retaining or recruiting, or changes required in, officers, key employees or directors following the completion of the Business Combination;

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the size of the addressable markets for New Blaize’s products and services;

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New Blaize’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; and

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the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based on information available as of the date of this proxy statement/prospectus, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement/prospectus. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
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the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Merger Agreement;

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the outcome of any legal proceedings that may be instituted against BurTech following announcement of the proposed Business Combination and transactions contemplated thereby;

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the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of BurTech or to satisfy other conditions to the Closing in the Merger Agreement;

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the ability to obtain or maintain the listing of New Blaize Common Stock on Nasdaq following the Business Combination;

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the risk that the proposed Business Combination disrupts current plans and operations of Blaize as a result of the announcement and consummation of the transactions described herein;

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the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Blaize to grow and manage growth profitably;

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costs related to the Business Combination;

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changes in applicable laws or regulations;

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the ability of Blaize to execute its business model;

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Blaize’s ability to attract and retain customers and expand customers’ use of Blaize’s products and services;

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risks relating to the uncertainty of the operating information with respect to Blaize;

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Blaize’s ability to raise capital;

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the possibility that BurTech or Blaize may be adversely affected by other economic, business and/or competitive factors; and

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other risks and uncertainties described in this proxy statement/prospectus, including those under the section entitled “Risk Factors.”

RISK FACTORS
The following risk factors will apply to the business and operations of New Blaize following the Closing. These risk factors are not exhaustive and investors are encouraged to perform their own investigation with respect to the business, prospects, financial condition and operating results of Blaize and New Blaize’s business, prospects, financial condition and operating results following the completion of the Business Combination. You should carefully consider the following risk factors in addition to the other information included in this proxy statement/prospectus, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements,” before deciding how to vote your shares of BurTech Common Stock. Please see the section entitled “Where You Can Find More Information” in this proxy statement/prospectus. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may harm the business, cash flows, financial condition and results of operations of New Blaize. Blaize may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair New Blaize’s business, prospects, financial condition or operating results. The following discussion should be read in conjunction with the consolidated financial statements of Blaize and financial statements of BurTech and notes thereto included elsewhere in this proxy statement/prospectus.
Unless the context requires otherwise, references to “Blaize,” “we,” “us,” “our,” and the “Company” in this section are to the business and operations of Blaize prior to the Business Combination and the business and operations of New Blaize as directly or indirectly affected by the Business Combination.
Risks Related to Blaize’s Business and Industry
We have a history of operating losses, and we may not be able to generate sufficient revenue to achieve and sustain profitability.
We have not yet achieved profitability. We incurred U.S. federal and state operating losses of approximately $186.8 million and $90.9 million for the year ended December 31, 2023, respectively, and $164.4 million and $68.1 million for the year ended December 31, 2022, respectively. As of December 31, 2023, we had an accumulated deficit of $368.1 million. In recent periods, our revenue growth has been attributed to non-recurring engineering (“NRE”) engagements with automotive partners as well as, beginning in the fourth quarter of 2022, to limited quantities of production product shipments to customers. We intend to continue investing heavily in sales and marketing efforts, but we may not be able to sustain or increase our growth or achieve profitability in the future. In addition, we expect to incur significant additional legal, accounting and other expenses related to us being a public company as compared to when we were a private company. While our revenue has grown in recent years, if our revenue declines or fails to grow at a rate faster than these increases in our operating expenses, we will not be able to achieve and maintain profitability in future periods. As a result, we may continue to generate losses. We cannot assure you that we will achieve profitability in the future or that, if we do become profitable, we will be able to sustain profitability. In 2024, we commenced a program to develop our next-generation silicon products, which are expected to remain in development for at least two years before becoming available for sale. Such chip development is a highly complex process involving specialized third-party partners, and we cannot guarantee that the chip will initially perform as designed. Additionally, we may encounter unforeseen operating expenses, difficulties, complications, delays, and other unknown factors that may result in losses in future periods. If these losses exceed our expectations or our revenue growth expectations are not met in future periods, our financial performance will be harmed.
Our recent growth rates may not be indicative of our future growth.
Our prior years revenue has largely consisted of NRE revenue received from our strategic partners. We have developed a customer pipeline in recent years and are commencing the delivery of hardware and software solutions based on our production chip that came to market at the end of 2022. This pipeline is expected to convert into revenues from 2024/2025 onwards but it may not convert in the timeline we expect or at all. In future periods, we may not be able to sustain customer pipeline growth consistent with recent history, or at all. The conversion of our pipeline is also not guaranteed as there are several external dependencies that we do not control, before the end customer is ready to deploy AI solutions. Furthermore, we believe our revenue growth depends on a number of factors, including our ability to:
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expand our eco-system of partners for hardware and software solutions;

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attract new customers and retain and increase sales to existing customers;

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maintain and expand our relationships with our customers;

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develop our existing platform and products, introduce new functionality to our platform and develop new products;

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expand into new market segments and internationally; and

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secure long-term revenue commitments from automotive Original Equipment Manufacturers (“OEMs”) and Tier-1 suppliers.

We may not accomplish any of these objectives and, as a result, it is difficult for us to forecast our future revenue or revenue growth. If our assumptions are incorrect or change in reaction to changes in our market, or if we are unable to maintain consistent revenue or revenue growth, our stock price could be volatile, and it may be difficult to achieve and maintain profitability. You should not rely on our revenue for any prior periods as any indication of our future revenue or revenue growth.
Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a going concern.
Our independent registered public accounting firm has included in its report for the year ended December 31, 2023 an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. Our consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the discharge of liabilities in the normal course of business. The Company’s ability to continue to meet its obligations, to achieve its business objectives and continue as a going concern is dependent upon several factors, including the Company’s revenue growth rate, the timing and extent of spending to support further sales and marketing and research and development efforts. Although the Company intends to raise additional capital through issuances of additional debt and equity, as well as through the consummation of the Business Combination, and is currently taking actions to both source and preserve cash through a combination of the issuance of convertible notes and a possible capital market transaction and has received additional funding in 2024, there is no assurance that additional financing will be available at terms acceptable to us or at all. These factors raise substantial doubt about our ability to continue as a going concern. If we cannot continue as a viable entity, this could materially adversely affect the value of our securities.
Our partnerships with certain automotive OEMs and Tier-1 suppliers are long-term in nature and we will not receive firm purchase order commitments until we deliver our auto-grade chip.
We have been working with automotive partners for several years and secured long term joint development agreements for revenue predicated upon the Company delivering automotive-grade chips to them. The nature of Advanced Driving Assistance Systems (“ADAS”) is still evolving with OEMs continuing to develop their strategies. We believe that our technology is well positioned to be a key contributor in the solutions that are adopted but we do not control the pace at which the industry is moving to deploy ADAS of increasing complexity into their vehicles. Additionally, in 2023 and 2024, we teamed up with one automotive OEM, Mercedes-Benz North America Corporation (“Mercedes-Benz”), and their partner vendors to evaluate their requirements for an advanced L4 platform. This is intended to be in production by the end of this decade and a phase 1 evaluation recently concluded in the second quarter of 2024. To date, we have recognized approximately $25 million and $7 million in non-recurring engineering fees from DENSO and Mercedes-Benz, respectively.
We anticipate that Blaize will be well positioned to resume this relationship with Mercedes-Benz once it has confirmed its ADAS roadmap and selected all other relevant partners for their next-level platform. However, Blaize has not yet entered into any contractual arrangements for this engagement and ADAS solutions with Mercedes-Benz based on Blaize’s technology are not expected to be in production until 2028 or later. Our partnership with our main Tier-1 supplier, DENSO Corporation (“DENSO”) continues with projects centered around Blaize’s software and hardware offerings, including a Proof of Concept Agreement (as defined herein) with aggregate proceeds of approximately $3.0 million upon its completion, as described further in the section entitled “Information About Blaize — Material Contracts.” Blaize intends to continue to build on our current relationships with Mercedes-Benz and DENSO and to establish new relationships with other automotive OEMs and Tier-1 and Tier-2 partners now and in the future but we do not believe Blaize is reliant on either of Mercedes-Benz or DENSO currently or in the future. Blaize’s product roadmap expects to have solutions for ADAS in production beginning in 2028 and we anticipate recognizing revenues from these potential future partnerships with automotive OEMs and Tier-1 and Tier-2 partners.
Our ability to continue to invest in developing automotive-grade chips and software depends upon having access to a large amount of capital that is expected to be sourced from revenues into other non- automotive markets, based on our current set of products. A shortfall in those revenues will significantly impact our automotive roadmap and automotive OEMs and Tier-1 and Tier-2 partners, including Mercedes-Benz and DENSO, may choose to adopt competing technologies. If this occurs, it will be extremely difficult to retain our specialist automotive skills and there is a high risk of losing that expertise altogether.
Our future revenue and operating results will be harmed if we are unable to acquire new customers, retain existing customers, terminate existing customer or partnership contracts or expand sales to our existing customers.
The majority of revenues that Blaize has generated to date are through paid proof-of-concepts or non-recurring engineering (“NRE”) concepts. Our ability to increase revenue also depends, in part, on our ability to retain existing customers and to sell additional functionality and adjacent products and services to our existing and new customers. In order for us to maintain or improve our results of operations, it is important that our customers renew their contracts with us on the same or more favorable terms to us. Our ability to increase sales to existing customers and prospective customers depends on several factors, including their experience with using our products and our pricing model. Additionally, we or our counterparty may terminate existing or future contracts to which we are party, either for convenience or due to a default, and, in the future, if the portion of contracts that are subject to termination at the election of us or counterparties are material, any such termination may increase our costs and seriously harm our business, results of operations and financial condition.
Our ability to generate revenue may be inconsistent across small and midsize businesses, mid-market, and large enterprise customers, including government agencies, both foreign and domestic. If we experience limited or inconsistent growth in any of these customer sets, particularly our large enterprise customers, our business, financial condition and operating results could be adversely affected.
We may not be able to successfully implement our growth strategy on a timely basis or at all.
Our future growth, profitability and cash flows depend upon our ability to successfully implement our growth strategy, which, in turn, is dependent upon a number of factors, including our ability to:
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grow our current customer base;

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acquire new customers;

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scale our business model;

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expand our customer location footprint;

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ensure a consistent and timely supply chain;

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expand our presence within verticals;

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continue to innovate our product offerings; and

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selectively pursue strategic and value-enhancing acquisitions.

There can be no assurance that we can successfully achieve any or all of the above initiatives in the manner or time period that we expect. Further, achieving these objectives will require investments which may result in short-term costs without generating any current revenue and therefore may be dilutive to our earnings. We cannot provide any assurance that we will realize, in full or in part, the anticipated benefits we expect our strategy will achieve. The failure to realize those benefits could have a material adverse effect on our business, financial condition and results of operations.
Failure to effectively develop and expand our marketing and sales capabilities could harm our ability to increase our customer base and achieve broader market acceptance of our platform and products.
Our ability to increase our customer base and achieve broader market acceptance of our platform and products will depend on our ability to expand our marketing and sales operations. We plan to continue increasing the size of our sales force. We also plan to dedicate significant resources to sales and marketing programs, including developing an extensive third-party partner ecosystem. Our business and operating results will be harmed if our sales and marketing efforts do not generate a corresponding increase in revenue. We may not achieve anticipated revenue growth from increasing the size of our sales force if we are unable to hire, develop, and retain talented sales personnel, if our new sales personnel are unable to achieve desired productivity levels in a reasonable period of time, or if our sales and marketing programs are not effective.
Our sales cycle with large enterprise customers can be long and unpredictable, and our sales efforts require considerable time and expense.
The timing of our sales with our large enterprise customers and related revenue recognition is difficult to predict because of the length and unpredictability of the sales cycle for these customers. Large enterprise customers, particularly those in highly regulated industries and those requiring customized applications, may have a lengthy sales cycle for the evaluation and implementation of our platform and/or sales of products. This may cause a delay between increasing operating expenses for such sales efforts and, upon successful sales, the generation of corresponding revenue.
Customers often view our platform and products as a strategic decision with significant investment. As a result, customers frequently require considerable time to evaluate, test, and qualify our platform and products prior to entering into or expanding a subscription or purchase order. During the sales cycle, we expend significant time and money on sales and marketing and contract negotiation activities, which may not result in a sale. Additional factors that may influence the length and variability of our sales cycle include:
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the effectiveness of our sales force as we hire and train our new salespeople to sell to large enterprise customers;

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the discretionary nature of purchasing and budget cycles and decisions;

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the obstacles placed by customers’ procurement process;

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economic conditions and other factors impacting customer budgets;

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customers’ integration complexity;

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customers’ familiarity with edge computing solutions;

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customers’ evaluation of competing products during the purchasing process;

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evolving customer demands;

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the adoption and implementation of regulations that affect our ability to obtain customers in certain regions of the world outside of the United States; and

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the adoption and implementation of regulations within the United States that impose supply chain and manufacturing location restrictions.

Given these factors, it is difficult to predict whether and when a sale will be completed, and when revenue from a sale will be recognized. Consequently, a shortfall in demand for our platform and products or a decline in new or renewed contracts in a given period may not significantly reduce our revenue for that period but could negatively affect our revenue in future periods.
If we fail to maintain or grow our brand recognition, our ability to expand our customer base will be impaired and our financial condition may suffer.
We believe maintaining and growing our brand is important to supporting continued acceptance of our existing and future solutions, attracting new customers to our platform and products, and retaining existing customers. We also believe that the importance of brand recognition will increase as competition in our market increases. Successfully maintaining our brand will depend largely on the effectiveness of our marketing efforts, our ability to provide a reliable and useful platform and products to meet the needs of our customers at competitive prices, our ability to maintain our customers’ trust, our ability to continue to develop new functionality and solutions and our ability to successfully differentiate our platform and products. Brand promotion activities may not generate customer awareness or yield increased revenue. Even if they do, any increased revenue may not offset the expenses we incurred in building our brand. If we fail to successfully promote and maintain our brand, we may fail to attract enough new customers or retain our existing customers to realize a sufficient return on our brand-building efforts, and our business could suffer.
If we fail to offer high quality support, our business and reputation could suffer.
Our customers rely on our personnel for support related to our subscription and customer solutions. High-quality support is important for the renewal and expansion of our agreements with existing customers. The importance of high-quality support will increase as we expand our business and pursue new customers, particularly large enterprise customers. If we do not help our customers quickly resolve issues and provide effective ongoing support, our ability to sell new software to existing and new customers could suffer and our reputation with existing or potential customers could be harmed. In many cases, we will rely upon third-party partners to provide first-line support.
Our inability to hire technical support staff in a timely manner, whether due to market conditions or our own budget constraints, would also affect the quality of support for our customers and partners and could potentially result in business and reputational harms.
We depend on timely supply of materials sourced from a limited number of suppliers, and are directly impacted by unexpected delays or problems from our third-party manufacturers.
Any disruption in the supply chain, such as shortages, unexpected delays or price increases, could significantly impact our manufacturing process and financial stability. Additionally, we are highly dependent on third-party manufacturers for complex processes like wafer fabrication and assembly; therefore, any problems or unexpected delays from these third-party manufacturers could also negatively impact our business and financial performance.
Further, we rely on certain external partners for critical manufacturing steps, including our wafer fabrication and assembly and testing processes which exposes us to significant risks. These processes are highly sensitive, and even minor contamination or technical glitches during wafer fabrication can render a substantial portion of the component unusable. Identifying such problems early in the production cycle and resolving them in a timely manner is often difficult, expensive and time consuming. Therefore, any issues that arise from our third-party manufacturers could lead to production delays, increased costs, and could potentially lead to a compromise in the quality and performance of our products, which could significantly impact our business and financial results.
We depend on third-party manufacturers, including Samsung Foundry and Plexus, for producing our products, and in the event of a disruption in our supply chain, any efforts to develop alternative supply sources may not be successful or may take longer to take effect than anticipated.
As a fabless company, Blaize does not manufacture its own semiconductor or SoC products and currently relies on third-party manufacturers, including Samsung Foundry and Plexus, to produce our products. Additionally, Blaize has a design, manufacturing and sales agreement with VeriSilicon, Inc. (“VeriSilicon”) that provides Blaize with design expertise, support and assistance, and certain deliverables, prototypes, products and services from VeriSilicon. Blaize cannot be sure that these manufacturers will remain in business, or that they will not be purchased by one of Blaize’s competitors or another company that is not interested in continuing to produce these products for Blaize’s intended purpose. Our reliance on these third-party manufacturers subjects us to a number of risks that include, among other things:
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the interruption of supply resulting from modifications to or discontinuation of a manufacturer’s operations;

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delays in product shipments resulting from uncorrected defects, reliability issues or a manufacturer’s variation in a component;

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a lack of long-term supply arrangements with our manufacturers;

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a delay in delivery due to its suppliers’ prioritizing other customer orders over Blaize’s;

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damage to our reputation caused by defective products produced by our suppliers;

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fluctuation in delivery by our suppliers due to changes in demand from our or their other customers;

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interruptions, shortages, delivery delays and potential discontinuation of supply as a result of any recurrence of pandemics such as COVID-19, or other reasons outside Blaize’s control;

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political, legal and economic changes, crises or instability and civil unrest in the jurisdictions where Blaize’s manufacturers’ plants are located, such as changes in China-Taiwan relations that may adversely affect Blaize’s manufacturers’ and suppliers’ operations;

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currency conversion risks and exchange rate fluctuations; and

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compliance requirements of U.S. customs and international trade regulations.

Although Blaize’s semiconductor or SoC products could be produced by other manufacturers, any attempt to transition our supply arrangement to one or more other manufacturers could entail significant coordination and expense and could lead to delays in production. If Blaize is unable to arrange for sufficient production capacity among our contract manufacturers or if our contract manufacturers encounter production, quality, financial, or other difficulties, Blaize may encounter difficulty in meeting customer demands as it seeks alternative sources of supply, or it may have to make financial accommodations to such contract manufacturers or otherwise take steps to mitigate supply disruption. Any alternative manufacturers may be unable or unwilling to meet Blaize’s and its customers’ specifications. In addition, Blaize may experience supply shortages from some of its suppliers such as what it experienced as a result of the COVID-19 lockdown in China. Any disruption in supply from any supplier or manufacturing location could lead to supply delays or interruptions that could damage Blaize’s business or financial condition. If any of the risks discussed above materialize, costs could significantly increase, and Blaize’s ability to meet demand for its products could be impacted.
If we fail to improve and enhance the functionality, performance, reliability, design, security and scalability of our platform and products and innovate and introduce new solutions in a manner that responds to our customers’ evolving needs, our business may be adversely affected.
The markets in which we compete are characterized by constant change and innovation and we expect them to continue to evolve rapidly, including the potential that our industry transitions to alternative algorithmic approaches to machine learning and artificial intelligence, such as Transformer models. Our success has been based on our ability to identify and anticipate the needs of our customers and design a platform and products that provide them with the breadth of tools that are required. Our ability to attract new customers, retain revenue from existing customers and increase sales to both new and existing customers will depend in large part on our ability to continue to improve and enhance the functionality, performance, reliability, design, security and scalability of our platform and products and to innovate and introduce new solutions. Additionally, our investment in the design of new chips depends on our ability to anticipate market trends and the competitive landscape more than two years in advance.
We expect that new services and technologies applicable to the industries in which we operate will continue to emerge and evolve, including developments in artificial intelligence and edge computing. These new products and technologies may be superior to, impair or render obsolete our platform and the products we currently offer or the technologies we currently use to provide them. We have in the past, and may experience in the future, difficulties with software development that could delay or prevent the development, introduction or implementation of new solutions and enhancements. Software development involves a significant amount of time, resources and cost for our research and development team, as it can take our developers months to update, code and test new and upgraded solutions and integrate them into our platform and products. We must also continually update, test and enhance our software platforms. The continual improvement and enhancement of our platform and products requires significant investment and we may not have the resources to make such investment. Our improvements and enhancements may not result in our ability to recoup our investments in a timely manner or at all. We may make significant investments in new solutions or enhancements that may not achieve expected returns. The success of any enhancement or new solution depends on several factors, including the timely completion and market acceptance of the enhancement or new solution. Our ability to develop new enhancements or solutions may also be inhibited by industry-wide standards, laws and regulations, resistance to change by customers, difficulties relating to integration or compatibility with third-party software or hardware or third parties’ intellectual property rights.
Any new solution we develop or acquire might not be introduced in a timely or cost-effective manner and might not achieve the broad market acceptance necessary to generate significant revenue. Improving and enhancing the functionality, performance, reliability, design, security and scalability of our platform and products is expensive, time-consuming and complex, and to the extent we are not able to do so in a manner that responds to our customers’ evolving needs, our business, operating results and financial condition will be adversely affected.
We may not be successful in driving the global deployment and customer adoption of digital offerings characterized by digital applications and solutions.
Our business involves cloud, edge, AI (including generative AI) and software solutions based on existing AI models, and we are devoting significant resources to develop and deploy such strategies. Our success with these solutions will depend on the level of adoption of our offerings. We incur costs to develop cloud, edge, AI and software solutions and to build and maintain infrastructure to support cloud and edge computing offerings. Success with these solutions depends on execution in many areas, including:
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establishing and maintaining the utility, compatibility, and performance of our cloud, edge, AI and software solutions (including the reliability of our third-party software vendors, network and cloud providers) on a growing array of medical devices, software and equipment;

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continuing to enhance the attractiveness of our solutions to our customers in the face of increasing competition from a significant number of existing and new entrants in the market, while ensuring these solutions meet their reliability and security expectations;

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establishing lasting relationships with key server and edge-AI box manufacturers;

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ensuring these solutions meet regulatory requirements in a fast-moving space disrupted by changing regulations around data privacy and the need for innovation, including obtaining marketing authorizations when required; and

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adapting to ever-changing geopolitical regulations on advanced technologies, including AI technologies.

It is uncertain whether our strategies will attract customers or generate revenue required to succeed in this highly competitive and rapidly changing global market. We commit substantial efforts, funds, and other resources to research and development and information technology infrastructure for our digital offerings, and the risk of failure is inherent. Even where our digital offerings satisfy applicable regulations and reimbursement policies, customers may not adopt them due to concerns about the security of personal data or the absence of digital infrastructure to support and effectively use the offerings, a hesitancy to embrace new technology, or for other reasons. We also may not effectively execute organizational and technical changes to accelerate innovation and execution. In a number of countries, certain cloud, edge, AI and software solutions are restricted areas of foreign investment. Collaborating with a domestic, qualified third party will increase costs and may create uncertainties in such jurisdictions. The legality or validity of any collaboration may be challenged or subjected to scrutiny in such jurisdictions and the relevant governmental authorities have broad discretion in addressing such arrangements. Any of these risks could have a material adverse effect on our business results, cash flows, financial condition, or prospects.
Additionally, we may be making significant investments in AI initiatives and are building AI into many of our digital offerings. We are planning to leverage generative AI such as large language models across our portfolios to build differentiated products and solutions and deploy those solutions through various modalities for our customers, including on the device, via edge or data centers, and/or via the cloud. Using

AI in this manner presents risks and challenges that could affect its adoption, acceptance and effectiveness, including flawed AI algorithms, insufficient, overbroad or biased datasets, unauthorized access to personal data, lack of acceptance from our customers or failure to deliver positive outcomes. We contract with numerous third parties to offer our digital content to customers as well as to assist with the development of their own software applications and services, and our reliance on access to these third parties’ digital applications, which may not continue to be available to us on commercially reasonable terms, or at all, could impact our ability to offer a wide variety of our own digital offerings at reasonable prices with acceptable usage tools, or continue to expand our geographic reach. The occurrence of any of the above could have a material adverse effect on our business results, cash flows, financial condition or prospects.
If we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges.
We may experience rapid growth and organizational change, which may place significant demands on our management and our operational and financial resources. We may also experience growth in the number of customers and the amount of data that our hosting infrastructure supports. Our success will depend in part on our ability to manage this growth effectively. We will require significant capital expenditures and valuable management resources to grow without undermining our culture of innovation, teamwork and attention to customer success, which has been central to our growth so far. If we fail to manage our anticipated growth and change in a manner that preserves our corporate culture, it could negatively affect our reputation and ability to retain and attract customers and employees.
We intend to expand our international operations in the future. Our expansion will continue to place a significant strain on our managerial, administrative, financial and other resources. If we are unable to manage our growth successfully, our business and results of operations could suffer. It is important that we maintain a high level of customer service and satisfaction as we expand our business. As our customer base continues to grow, we will need to expand our account management, customer service and other personnel. Failure to manage growth could result in difficulty or delays in launching improvements to our platform or our products, declines in quality or customer satisfaction, increases in costs, difficulties in introducing new features or other operational difficulties. Any of these could adversely impact our business performance and results of operations.
We may acquire or invest in companies, which may divert our management’s attention and result in additional dilution to our stockholders. We may be unable to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions.
We may evaluate and consider potential strategic transactions, including acquisitions of, or investments in, businesses, technologies, services, products and other assets in the future. An acquisition, investment or business relationship may result in unforeseen operating difficulties and expenditures. In particular, we may encounter difficulties assimilating or integrating the businesses, technologies, products, personnel or operations of the acquired companies. Key personnel of the acquired companies may choose not to work for us, their software may not be easily adapted to work with ours, or we may have difficulty retaining the customers of any acquired business due to changes in ownership, management or otherwise. We may also experience difficulties integrating personnel of the acquired company into our business and culture. Acquisitions may also disrupt our business, divert our resources and require significant management attention that would otherwise be available for development of our existing business. The anticipated benefits of any acquisition, investment or business relationship may not be realized or we may be exposed to unknown risks or liabilities.
Negotiating these transactions can be time-consuming, difficult and expensive, and our ability to close these transactions may often be subject to approvals that are beyond our control. Consequently, these transactions, even if undertaken and announced, may not close. For one or more of those transactions, we may:
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issue additional equity securities that would dilute our stockholders;

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use cash that we may need in the future to operate our business;

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incur debt on terms unfavorable to us or that we are unable to repay;

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incur large charges or substantial liabilities;

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encounter difficulties retaining key employees of the acquired company or integrating diverse software codes or business cultures; and

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become subject to adverse tax consequences, substantial depreciation or deferred compensation charges.

We face intense competition, especially from well-established companies offering solutions and related applications. We may lack sufficient financial or other resources to maintain or improve our competitive position, which may harm our ability to add new customers, retain existing customers and grow our business.
The semiconductor sector is intensely competitive, marked by swift technological advancements, short product lifecycles, price erosion, and constantly evolving benchmarks. Maintaining or improving our business requires constant innovation and timely, cost-effective launches. Our success hinges on our ability to innovate and launch new products and affordably meet shifting industry demands.
However, significant investment is needed to develop cutting-edge technologies and products, and some of our competitors may have greater resources than us. If these competitors ramp up their research and development and marketing efforts, we may struggle to compete effectively.
The market for edge computing solutions is also evolving and highly competitive. We expect competition to increase in the future from established competitors and new market entrants. With the introduction of new technologies and the entry of new companies into the market, we expect competition to persist and intensify in the future. This could harm our ability to increase sales, maintain or increase renewals, and maintain our prices. We face intense competition from other companies that may offer related platforms and products.
Merger and acquisition activity in the technology industry could increase the likelihood that we compete with large technology companies. Many of our existing competitors have, and our potential competitors could have, substantial competitive advantages such as greater name recognition, longer operating histories, larger sales and marketing budgets and resources, greater customer support resources, lower labor and development costs, better terms and pricing from Electronic Design Automation (“eDA”) suppliers, design partners, part suppliers and chip, board and system manufacturers, larger and more mature intellectual property portfolios and substantially greater financial, technical and other resources.
Some of our larger competitors also have substantially broader product lines and market focus and will therefore not be as susceptible to downturns in a particular market. Conditions in our market could change rapidly and significantly as a result of technological advancements, partnering by our competitors or continuing market consolidation. New start-up companies that innovate, and large companies that are making significant investments in research and development, may invent similar or superior products and technologies that compete with our platform and products. In addition, some of our competitors may enter into new alliances with each other or may establish or strengthen cooperative relationships with agency partners, technology and application providers in complementary categories or other parties. Any such consolidation, acquisition, alliance or cooperative relationship could lead to pricing pressure, a loss of market share or a smaller addressable share of the market. It could also result in a competitor with greater financial, technical, marketing, service and other resources, all of which could harm our ability to compete.
We may need to reduce or change our pricing model to remain competitive.
We price our platform and products based on delivering a compelling Total Cost of Ownership (“TCO”) advantage to customers. However, the completed product may have hardware and software components from our third-party ecosystem partners which affects our ability to control pricing. We expect that we may need to change our pricing from time to time. As new or existing competitors introduce products that compete with ours or reduce their prices, we may be unable to attract new customers or retain existing customers. We also must determine the appropriate price to enable us to compete effectively internationally. Large enterprise customers may demand substantial price discounts as part of the negotiation of sales contracts. As a result, we may be required or choose to reduce our prices or otherwise change our pricing model, which could adversely affect our business, operating results and financial condition.

If we fail to adapt and respond effectively to rapidly changing technology, evolving industry standards, and changing customer needs or preferences, our platform and products may become less competitive.
The edge computing industry is subject to rapid technological change, evolving industry standards and practices and changing customer needs and preferences. The success of our business will depend, in part, on our ability to adapt and respond effectively to these changes on a timely basis. We may introduce significant changes to our platform and products or develop and introduce new and unproven products, including using technologies with which we have little or no prior development or operating experience. If we are unable to develop and sell new technology, features and functionality for our platform and products that satisfy our customers and that keep pace with rapid technological and industry change, our revenue and operating results could be adversely affected. If new technologies emerge that deliver competitive solutions at lower prices, more efficiently, more conveniently or more securely, it could adversely impact our ability to compete.
The dominant market-leader in AI has proprietary software around which existing customers have developed and deployed their applications. We acknowledge that our platform must also integrate with a variety of network, hardware, mobile and software platforms and technologies. Customers may choose to continue to operate with the incumbent software which will make it hard for us to break into the market. We may decide to modify and enhance our platform and AI models to adapt to changes and innovation in these technologies. If businesses widely adopt new technologies, we would have to develop new functionality for our platform to work with those new technologies. This development effort may require significant engineering, marketing and sales resources, all of which would affect our business and operating results. Any failure of our platform to operate effectively with future technologies could reduce the demand for our platform. If we are unable to respond to these changes in a cost-effective manner, our platform may become less marketable and less competitive or obsolete, and our operating results may be negatively affected.
The novelty of AI, especially as it relates to regulatory matters, safety of AI-driven technology, and security of AI-driven products, exposes us to a higher risk of unforeseen liabilities that can represent a substantial burden on Blaize’s finances to defend against lawsuits or detrimental publicity, or to comply with new regulations imposed on AI technologies or products.
Our current chip was designed over 3 years ago and it is possible that in certain situations, it may not be competitive in performance and features. This will impact our ability to deliver the revenue forecast until the next-generation chip is available and we may lose key customer opportunities in the meantime.
The estimates of market opportunity and forecasts of market growth included in this proxy statement/prospectus may prove to be inaccurate. Even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all.
The market for edge computing solutions is relatively new and will experience changes over time. Edge computing market estimates and growth forecasts are uncertain and based on assumptions and estimates that may be inaccurate. Our addressable market depends on a number of factors, including businesses’ desire to differentiate themselves through partnership opportunities, changes in the competitive landscape, technological changes, data security or privacy concerns, customer budgetary constraints, changes in business practices, changes in the regulatory environment and changes in economic conditions. Even if the market in which we compete meets the size estimates and growth rates we forecast, our business could fail to grow at similar rates, if at all.
We anticipate that our operations will continue to increase in complexity as we grow, which will create management challenges.
Our business is expected to experience growth and is complex. We expect this growth would cause our operations to become increasingly complex. To manage this expected growth, we continue to make substantial investments to improve our operational, financial and management controls, as well as our reporting systems and procedures. We may not be able to implement and scale improvements to our systems and processes in a timely or efficient manner or in a manner that does not negatively affect our operating results. For example, we may not be able to effectively monitor certain extraordinary contract requirements or individually negotiated provisions as the number of transactions grows. Our systems and processes may not prevent or detect all errors, omissions or fraud. We may have difficulty managing improvements to our systems, processes and controls or in connection with third-party software. This could impair our ability to provide our platform or products to our customers, causing us to lose customers, limiting our platform or products to less significant updates or increasing our technical support costs. If we are unable to manage this complexity, our business, operations, operating results and financial condition may suffer.
As our customer base grows, we will need to expand our services and other personnel, and maintain and enhance our partnerships, to provide a high level of customer service. We also will need to manage our sales processes as our sales personnel and partner network continue to grow and become more complex, and as we continue to expand into new geographies and market segments. If we do not effectively manage this increasing complexity, the quality of our platform, products and customer service could suffer, and we may not be able to adequately address competitive challenges. These factors could impair our ability to attract and retain customers and expand our customers’ use of our platform and products.
We depend on our senior management team and the loss of one or more key employees or an inability to attract and retain highly skilled employees may adversely affect our business.
Our success depends largely upon the continued services of our executive officers and certain key employees, whom we rely on for research and development, marketing, sales, services and general and administrative functions. From time to time, our executive management team may change from the hiring or departure of executives, which could disrupt our business. Other than the employment agreements with our founders, we do not have employment agreements with our executive officers or other key personnel that require them to continue to work for us for any specified period; therefore, they could terminate their employment with us at any time. The loss of one or more of our executive officers or key employees could have a serious adverse effect on our business.
To execute our growth plan, we must attract and retain highly qualified personnel. Competition for these personnel is intense. If we are unable to attract such personnel in cities where we are located, we may need to hire in other locations, which may add to the complexity and costs of our business operations. We expect to continue to experience difficulty in hiring and retaining employees with appropriate qualifications. Many of the companies with which we compete for experienced personnel have greater resources than we have. If we hire employees from competitors or other companies, their former employers may attempt to assert that these employees or we have breached legal obligations, resulting in a diversion of our time and resources. In addition, job candidates and existing employees often consider the value of the stock awards they receive in connection with their employment. If the perceived value of our stock awards declines, it may adversely affect our ability to recruit and retain highly skilled employees. If we fail to attract new personnel or fail to retain and motivate our current personnel, it could adversely affect our business and future growth prospects.
If we are unable to hire, retain and motivate qualified personnel, our business will suffer.
Our future success depends, in part, on our ability to continue to attract and retain highly skilled personnel. Our ability to identify, hire, develop, motivate and retain qualified personnel will directly affect our ability to maintain and grow our business, and such efforts will require significant time, expense and attention. The inability to attract or retain qualified personnel or delays in hiring required personnel may seriously harm our business, financial condition and operating results. Our ability to continue to attract and retain highly skilled personnel, specifically employees with technical and engineering skills and employees with high levels of experience in designing and developing software and automotive solutions, will be critical to our future success. In addition, to the extent we hire personnel from competitors, we may be subject to allegations that they have been improperly solicited or have divulged proprietary or other confidential information.
Wage inflation in certain geographies in which Blaize competes for highly skilled talent has been extremely high in the past few years. Although we have managed to retain our key employees, there has still been some level of attrition and there is no guarantee that we will be able to continue to retain these key employees or respond to these conditions if these trends continue.
While we have in the past and intend to continue to issue options or other equity awards as key components of our overall compensation and employee attraction and retention efforts, we are required under GAAP to recognize compensation expense in our operating results for employee stock-based compensation under our equity grant programs, which may increase the pressure to limit stock-based compensation.
If we are unable to maintain our corporate culture as we grow, we could lose the innovation, teamwork, passion and focus on execution that we believe contribute to our success, and our business may be harmed.
We believe a portion of our success has been our corporate culture. We have invested substantial time and resources in building our team. As we grow and develop our infrastructure as a public company, our operations may become increasingly complex. We may find it difficult to maintain these important aspects of our corporate culture. Any failure to preserve our culture could negatively affect our future success, including our ability to retain and recruit personnel, and to effectively focus on and pursue our corporate objectives.
If our software or hardware contains serious errors or defects, we may lose revenue and market acceptance and may incur costs to defend or settle claims with our customers.
Software and hardware such as ours often contain errors, defects, security vulnerabilities or software bugs that are difficult to detect and correct, particularly when first introduced or when new versions or enhancements are released. Despite internal testing, our platform and products may contain serious errors or defects, security vulnerabilities or software bugs that we may be unable to successfully correct in a timely manner or at all, which could result in lost revenue, significant expenditures of capital, a delay or loss in market acceptance and damage to our reputation and brand, any of which could have an adverse effect on our business, financial condition and results of operations. To the extent we deploy new versions or enhancements to our platform or products that contain errors, defects, security vulnerabilities or software bugs, the consequences may be severe. Such defects could expose us to product liability claims, litigation or regulatory action.
Errors, defects, security vulnerabilities, service interruptions or software bugs in our platform or products could result in losses to our customers. Our customers may seek significant compensation from us for any losses they suffer or cease conducting business with us altogether. Further, a customer could share information about bad experiences on social media, which could result in damage to our reputation and loss of future sales. There can be no assurance that provisions typically included in our agreements with our customers that attempt to limit our exposure to claims would be enforceable or adequate or would otherwise protect us from liabilities or damages with respect to any particular claim. Even if not successful, a claim brought against us by any of our customers would likely be time-consuming and costly to defend and could seriously damage our reputation and brand, making it harder for us to sell our solutions.
We process proprietary, confidential and personal information of our employees, as well as employees of our customers and third parties with which we do business, in addition to any personal information that may be uploaded to our services by our customers, which may subject us to certain laws regarding their privacy and security of such personal information. If we fail to comply with applicable laws or if the security of this information is compromised or is otherwise accessed without authorization, our reputation may be harmed and we may be exposed to liability and loss of business.
As part of our normal business activities, we collect, transmit, use, disclose store and otherwise process proprietary, confidential and personal information (“Confidential Information”) of our employees, employees of our customers and other third parties with which we do business and any personal information that may be uploaded to our services by our customers. As such, we are subject to federal and state and foreign laws regarding cybersecurity and the protection of data. Many jurisdictions have enacted laws requiring companies to notify individuals of security breaches involving certain types of personal information. The regulatory environment surrounding information security and privacy is increasingly demanding, with frequent imposition of new and changing requirements that are subject to differing interpretations.
We use third-party service providers and subprocessors to help us deliver services to our customers. These service providers and subprocessors may also collect, transmit, use, disclose, store and otherwise process Confidential Information. Such Confidential Information, and the information technology systems (“IT Systems”) that store such information, face numerous and evolving cybersecurity risks that threaten the confidentiality, integrity and availability of such IT Systems and Confidential Information, including as a result of third-party action, employee or contractor error or malfeasance, nation state malfeasance, malware, phishing, computer hackers, system error, software, viruses, bugs or defects, process failure or otherwise. Any of these could result in the failure of our IT Systems or the loss of Confidential Information.
Information security risks for companies such as ours have significantly increased in recent years in part because of the proliferation of new technologies, the use of internet and telecommunications technologies to conduct financial transactions and the increased sophistication and activities of organized crime, hackers, terrorists and other external parties, as well as nation-state and nation-state-supported actors.
Because the techniques and tools (including AI) used to obtain unauthorized access or sabotage systems change frequently, may originate from less regulated and remote areas of the world and be difficult to detect and generally are not identified until they are launched against a target, we may be unable to anticipate these techniques or to implement adequate preventative measures. Even if such a data breach did not arise out of our action or inaction, or even if it were to solely affect one or more of our competitors or our customers, the resulting concern could negatively affect our customers and our business. Concerns regarding data privacy and security may cause some of our customers to stop using our platform or products. In addition, failures to meet our customers’ expectations with respect to security and confidentiality of their data and information could damage our reputation and affect our ability to retain customers, attract new customers and grow our business.
While we have implemented security measures designed to protect against breaches of security, we may fail to properly assess and understand the risks and cannot guarantee that these measures will be effective. Like other companies, we have been the subject of various cyber incidents. While we believe these incidents have not been material, we cannot guarantee that any future will not have a material impact.
Our failure to comply with legal, contractual or standards-based requirements around the privacy or security of personal information could lead to significant fines and penalties, exposure to indemnification obligations, governmental investigations and enforcement actions, litigation (including class actions) or adverse publicity. These proceedings or violations could force us to spend money in defense or settlement of these proceedings, result in the imposition of monetary liability or injunctive relief, divert management’s time and attention, increase our costs of doing business and materially adversely affect our reputation and the demand for our platform and products.
Further, our insurance coverage, including coverage for errors and omissions and cyber liability, may not continue to be available on acceptable terms or may not be available in sufficient amounts to cover one or more large claims. Our insurers could deny coverage as to any future claim and our cyber liability coverage may not adequately protect us against any losses, liabilities and costs that we may incur. The successful assertion of one or more large claims against us, or changes in our insurance policies, including premium increases or the imposition of large deductible or co-insurance requirements, could have an adverse effect on our business, financial condition and results of operations.
We currently optimize, quantize and fine-tune existing AI models and may in the future, use and develop AI, machine learning and automated decision-making technologies throughout our business, which may expose us to certain regulatory and other risks that could adversely affect our results of operations and financial condition.
We use AI and machine learning technologies (“AI Technologies”) throughout our business and are making significant investments in this area. For example, we use AI Technologies internally to prepare data provided by customers for assisting such customers with the AI development when using AI Studio.
As with many technological innovations, there are significant risks involved in developing, maintaining and deploying these technologies and there can be no assurance that the usage of, or our investments in, such technologies will always enhance our products or services or be beneficial to our business, including our efficiency or profitability. In particular, if the models underlying our AI Technologies are incorrectly designed or implemented; trained or reliant on incomplete, inadequate, inaccurate, biased or otherwise poor quality data or on data to which we do not have sufficient rights or in relation to which we and/or the providers of such data have not implemented sufficient legal compliance measures; used without sufficient oversight and governance to ensure their responsible use; and/or adversely impacted by unforeseen defects, technical challenges, cybersecurity threats or material performance issues, the performance of our products, services and business, as well as our reputation, and the reputations of our customers, could suffer or we could incur liability resulting from the violation of laws or contracts to which we are party or civil claims.
In addition, we may plan to increase our investment in this area to continuously improve our use of AI Technologies and are in various stages of development in relation to our products. In particular, we will be working to incorporate generative AI Technologies (i.e., AI Technologies that can produce and output new content, software code, data and information) into our solutions. There is a risk that generative AI Technologies could produce inaccurate or misleading content or other discriminatory or unexpected results or behaviors, such as hallucinatory behavior that can generate irrelevant, nonsensical or factually incorrect results, all of which could harm our reputation, business or customer relationships. We will take measures designed to ensure the accuracy of such AI generated content, such as investing into development and acceleration of Small Language or Multimodal models, which are typically domain-optimized and more narrowly focused in an effort to reduce risks of hallucination. However, those measures may not always be successful, and in some cases, we may need to rely on end users to report such inaccuracies. In addition, our ability to develop proprietary AI models may be limited by our access to processing infrastructure or training data and we may be dependent on third-party providers for such resources. As such, we may not be successful in our ongoing development and maintenance of these technologies in the face of novel and evolving technical, reputational and market factors.
Further, a number of aspects of intellectual property protection in the field of AI and machine learning are currently under development and there is uncertainty and ongoing litigation in different jurisdictions as to the degree and extent of protection warranted for AI and machine learning systems and relevant system input and outputs. If we fail to obtain protection for the intellectual property rights concerning our AI Technologies, or later have our intellectual property rights invalidated or otherwise diminished, our competitors may be able to take advantage of our research and development efforts to develop competing products that could adversely affect our business, reputation and financial condition. Further, given the long history of development of AI Technologies, other parties may have (or in the future may obtain) patents or other proprietary rights that would prevent, limit or interfere with our ability to make, use or sell our own AI Technologies. For example, our generative AI Technologies could generate output that is infringing and we could be subject to claims or lawsuits, including for infringement of third-party intellectual property rights as a result of the output of such generative AI Technologies.
Finally, the overall regulatory framework for AI Technologies is rapidly evolving as many federal, state and foreign government bodies and agencies have introduced, or are currently considering, additional laws and regulations. Additionally, existing laws and regulations may be interpreted in ways that would affect the operation of our AI Technologies. As a result, implementation standards and enforcement practices are likely to remain uncertain for the foreseeable future.
For example, in the United States, the Biden administration issued a broad Executive Order on the Safe, Secure and Trustworthy Development and Use of Artificial Intelligence (the “2023 AI Order”) that sets out principles intended to guide AI design and deployment for the public and private sectors and signals the increase in governmental involvement and regulation over AI Technologies. The 2023 AI Order established certain new requirements for the training, testing and cybersecurity of sophisticated AI models and large scale compute centers used to train AI models and instructed several other federal agencies to promulgate additional regulations. Already agencies such as the Department of Commerce and the Federal Trade Commission have issued proposed rules. Legislation related to AI Technologies has also been introduced at the federal level and is advancing at the state level. For example, Colorado recently passed a AI Act, which regulates the development, deployment, and use of artificial intelligence (AI) systems and the California Privacy Protection Agency is currently in the process of finalizing regulations under the California Consumer Privacy Act regarding the use of automated decision-making.
The developing landscape, and the uncertain interpretation of such landscape, may affect our use of AI Technologies and our ability to provide, improve or commercialize our services, require additional compliance measures and changes to our operations and processes, result in increased compliance costs and potential increases in civil claims against us and could adversely affect our business, operations and financial condition.

We depend on third-party data hosting and transmission services. Increases in cost, interruptions in service, latency or poor service from our third-party data center providers could impair the delivery of our platform, which could result in customer dissatisfaction, damage to our reputation, loss of customers, limited growth and reduction in revenue.
We currently serve the majority of our platform functions from third-party data center hosting facilities operated by Flexential Colorado Corp., located in Morrisville, North Carolina. Our platform is deployed to multiple data centers within this geography, with additional geographies available for disaster recovery. Our operations depend, in part, on our third-party providers’ protection of these facilities from natural disasters, power or telecommunications failures, criminal acts or similar events. If any third-party facility’s arrangement is terminated, or its service lapses, we could experience interruptions in our platform or higher latency, as well as delays and additional expenses in arranging new facilities and services.
A significant portion of our operating cost is from our third-party data hosting and transmission services. If the costs for such services increase due to vendor consolidation, regulation, contract renegotiation or otherwise, we may not be able to increase the fees for our ecommerce platform or professional services to cover the changes. As a result, our operating results may be significantly worse than forecasted. Our servers may be unable to achieve or maintain data transmission capacity sufficient for timely service of increased traffic or order processing. Our failure to achieve or maintain sufficient and performant data transmission capacity could significantly reduce demand for our platform.
Despite precautions taken at our data centers, spikes in usage volume, a natural disaster, an act of terrorism, vandalism or sabotage, closure of a facility without adequate notice or other unanticipated problems could result in lengthy interruptions or performance degradation of our platform. Any damage to, or failure of, the systems of our third-party providers could result in interruptions to our platform. Even with current and planned disaster recovery arrangements, our business could be harmed. If we experience damage or interruption, our insurance policies may not adequately compensate us for or protect us against any losses, liabilities and costs that we may incur. These factors in turn could further reduce our revenue, subject us to liability or cause customers to terminate their subscriptions, any of which could materially adversely affect our business.
We rely on third-party proprietary and open source software for our platform. Our inability to obtain third-party licenses for such software, or obtain them on favorable terms, or any errors, bugs, defects or failures caused by such software could adversely affect our business, results of operations and financial condition.
Some of our offerings include software or other intellectual property licensed from third parties. It may be necessary in the future to renew licenses relating to various aspects of these applications or to seek new licenses for existing or new applications. Necessary licenses may not be available on acceptable terms or under open source licenses permitting redistribution in commercial offerings, if at all. Our inability to obtain certain licenses or other rights or to obtain such licenses or rights on favorable terms could result in delays in product releases until equivalent technology can be identified, licensed or developed, if at all, and integrated into our platform and products, which therefore may have a material adverse effect on our business, results of operations and financial condition. In addition, third parties may allege that additional licenses are required for our use of their software or intellectual property. We may be unable to obtain such licenses on commercially reasonable terms or at all. The inclusion in our offerings of software or other intellectual property licensed from third parties on a non-exclusive basis could limit our ability to differentiate our offerings from those of our competitors. To the extent that our platform or products depend upon the successful operation of third-party software, any undetected errors, bugs, defects or failures in such third-party software could impair the functionality of our platform and products, delay new feature introductions or result in a failure of our platform, which could adversely affect our business, results of operations and financial condition.
Our use of open source software could subject us to possible litigation or cause us to subject our platform or products to unwanted open source license conditions that could negatively impact our sales.
Our platform and products incorporate open source software, and we expect to incorporate open source software into other offerings or solutions in the future. Such open source software is generally licensed by its authors or other third parties under open source licenses. Little legal precedent governs the interpretation of these licenses; therefore, the potential impact of these terms on our business is unknown and may result in unanticipated obligations regarding our technologies. If a distributor of open source software were to allege that we had not complied with its license, we could be required to incur significant legal expenses. If we combine our proprietary software with open source software or utilize open source software in a certain manner, we could, under certain open source licenses, be required to disclose part or all of the source code of our proprietary software publicly and to allow further modification and redistribution on potentially unfavorable terms or at no cost, or otherwise be limited in the licensing of our services. This could provide an advantage to our competitors or other entrants to the market, allow them to create similar products with lower development effort and time, and ultimately result in a loss of sales for us.
We rely on computer hardware, purchased or leased, and software licensed from and services rendered by third parties in order to run our business.
We rely on computer hardware, purchased or leased, and software licensed from and services rendered by third parties in order to run our business, which we have incorporated into our platform and products. Third-party hardware, software and services may not continue to be available on commercially reasonable terms, or at all. Some of our agreements with our licensors may be terminated by them for convenience, or otherwise provide for a limited term. Any loss of the right to use or any failures of third-party hardware, software or services could result in delays in our ability to run our business until equivalent hardware, software or services are developed by us or, if available, identified, obtained and integrated, which could be costly and time-consuming and may not result in an equivalent solution, any of which could cause an adverse effect on our business and operating results. Further, customers could assert claims against us in connection with service disruptions or cease conducting business with us altogether. Even if not successful, a claim brought against us by any of our customers would likely be time-consuming and costly to defend and could seriously damage our reputation and brand, making it harder for us to sell our solutions.
Our growth depends in part on the success of our strategic relationships with third parties.
We anticipate that the growth of our business will continue to depend on third-party relationships, including strategic partnerships and relationships with our service providers and suppliers, consultants, app developers, theme designers, referral sources, payments processors, installation partners and other partners. In addition to growing our third-party partner ecosystem, we have entered into agreements with, and intend to pursue additional relationships with, other third parties, such as shipping partners and technology and content providers. Identifying, negotiating and documenting relationships with third parties requires significant time and resources as does integrating third-party technology and content. Some of the third parties that sell our services have direct contractual relationships with the customers, and in these circumstances, we risk the loss of such customers if those third parties fail to perform their contractual obligations, including in the event of any such third party’s business failure. Our agreements with providers of cloud hosting, technology, content and consulting services are typically non-exclusive and do not prohibit such service providers from working with our competitors or from offering competing services. In particular, we have limited providers of cloud hosting services. These third-party providers may choose to terminate their relationship with us or to make material changes to their businesses, products or services in a manner that is adverse to us.
The success of our platform and products depends, in part, on our ability to integrate third-party applications, themes and other offerings into our third-party ecosystem. Third-party developers may also change the features of their offering of applications or alter the terms governing the use of their offerings in a manner that is adverse to us. If third-party applications change such that we do not or cannot maintain the compatibility of our platform and products with these applications, demand for our platform could decline. If we are unable to maintain technical interoperation, our customers may not be able to effectively integrate our platform with other systems and services they use. We may also be unable to maintain our relationships with certain third-party vendors if we are unable to integrate our platform and products with their offerings. In addition, third-party developers may refuse to partner with us or limit or restrict our access to their offerings. Partners may also impose additional restrictions on the ability of third parties like us and our customers to access or use data from their consumers. Such changes could functionally limit or terminate our ability to use these third-party offerings with our platform or products, which could negatively impact our solution offerings and harm our business. If we fail to integrate our platform and products with new third-party offerings that our customers need for their businesses, or to adapt to the data transfer requirements of such third-party offerings, we may not be able to offer the functionality that our customers and their clients expect, which would negatively impact our offerings and, as a result, harm our business.
Further, our competitors may effectively incentivize third-party developers to favor our competitors’ products or services, which could diminish our prospects for collaborations with third-parties and reduce subscriptions to our platform or purchases of our products. In addition, providers of third-party offerings may not perform as expected under our agreements or under their agreements with our customers, and we or our customers may in the future have disagreements or disputes with such providers. If any such disagreements or disputes cause us to lose access to products or services from a particular supplier, or lead us to experience a significant disruption in the supply of products or services from a current supplier, especially a single-source supplier, they could have an adverse effect on our business and operating results.
We could incur substantial costs in protecting or defending our proprietary rights. Failure to adequately protect our rights could impair our competitive position and we could lose valuable assets, experience reduced revenue and incur costly litigation.
Our success is dependent, in part, upon protecting our proprietary technology. We rely on our confidentiality, non-compete, non-solicitation and nondisclosure agreements and a combination of trade secret laws, contractual provisions, trademarks, service marks, copyrights and patents in an effort to establish and protect our proprietary rights. However, the steps we take to protect our intellectual property may be inadequate. We make business decisions about when to seek patent protection for a particular technology and when to rely upon trade secret protection. The approach we select may ultimately prove to be inadequate.
Our patents or patents issued in the future may not provide us with competitive advantages, or may be successfully challenged by third parties. Any of our patents, trademarks or other intellectual property rights may be challenged or circumvented by others or invalidated through administrative process or litigation. Others may independently develop similar products, duplicate any of our solutions or design around our patents or adopt similar or identical brands for competing platforms. Legal standards relating to the validity, enforceability and scope of protection of intellectual property rights are uncertain. Despite our precautions, it may be possible for unauthorized third parties to copy our platform and products and use information that we regard as proprietary to create products and services that compete with ours. Some license provisions restricting unauthorized use, copying, transfer and disclosure of our intellectual property may be unenforceable under the laws of jurisdictions outside the United States.
To the extent we expand our international activities, our exposure to unauthorized copying and use of our platform, products and proprietary information may increase. Moreover, effective trademark, copyright, patent and trade secret protection may not be available or commercially feasible in every country in which we conduct business. Further, intellectual property law, including statutory and case law, particularly in the United States, is constantly developing. Changes in the law could make it harder for us to enforce our rights.
We enter into confidentiality and invention assignment agreements with our employees and consultants to protect our proprietary technologies. We enter into confidentiality agreements with strategic and business partners. As such, these agreements may not be effective in controlling access to and distribution of our proprietary information since they do not prevent our competitors or partners from independently developing technologies that are equivalent or superior to our platform and products.
We may be required to spend significant resources to monitor, protect, and enforce our intellectual property rights. Litigation may be necessary in the future to enforce our intellectual property rights and protect our trade secrets. Litigation brought to protect and enforce our intellectual property rights could be costly, time-consuming and distracting to management. Such litigation could result in the impairment or loss of portions of our intellectual property. Enforcement of our intellectual property rights may be met with defenses, counterclaims and countersuits attacking the validity and enforceability of our intellectual property. An adverse determination of any litigation proceedings could put our intellectual property at risk of being invalidated or interpreted narrowly. An adverse determination could risk the issuance or cancellation of pending patent and trademark filings. Because of the substantial discovery required in connection with intellectual property litigation, our confidential or sensitive information could be compromised by disclosure in litigation. Litigation could result in public disclosure of results of hearings, motions or other interim developments. If securities analysts or investors perceive these results to be negative, it could have a substantial adverse effect on the price of our common stock.
In addition, our inability to protect our proprietary technology against unauthorized copying or use, as well as any costly litigation or diversion of our management’s attention and resources, could delay further sales or the implementation of our platform or products, impair the functionality of our platform or products, delay introductions of new functionality to our platform, result in the substitution of inferior or more costly technologies into our platform or products or injure our reputation. We will not be able to protect our intellectual property if we are unable to enforce our rights or if we do not detect unauthorized use of our intellectual property. Policing unauthorized use of our technologies, trade secrets, and intellectual property may be difficult, expensive and time-consuming, particularly in foreign countries where the laws may not be as protective of intellectual property rights as those in the United States and where mechanisms for enforcement of intellectual property rights may be weak. If we fail to meaningfully protect our intellectual property and proprietary rights, our business, operating results and financial condition could be adversely affected.
If we fail to execute invention assignment agreements with our employees and contractors involved in the development of intellectual property or are unable to protect the confidentiality of our trade secrets, the value of our products and our business and competitive position could be harmed.
We generally enter into confidentiality and invention assignment agreements with our employees, consultants and third parties upon their commencement of a relationship with us. However, we may not enter into such agreements with all employees, consultants and third parties who have been involved in the development of our intellectual property. In addition, these agreements may not provide meaningful protection against the unauthorized use or disclosure of our trade secrets or other confidential information, and adequate remedies may not exist if unauthorized use or disclosure were to occur. The exposure of our trade secrets and other proprietary information would impair our competitive advantages and could have a material adverse effect on our business, financial condition and results of operations. In particular, a failure to protect our proprietary rights may allow competitors to copy our technology, which could adversely affect our pricing and market share. Further, other parties may independently develop substantially equivalent know-how and technology.
In addition to contractual measures, we try to protect the confidential nature of our proprietary information using commonly accepted physical and technological security measures. Such measures may not, for example, in the case of misappropriation of a trade secret by an employee or third party with authorized access, provide adequate protection for our proprietary information. Our security measures may not prevent an employee or consultant from misappropriating our trade secrets and providing them to a competitor, and recourse we take against such misconduct may not provide an adequate remedy to protect our interests fully. Unauthorized parties may also attempt to copy or reverse engineer certain aspects of our products that we consider proprietary. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret can be difficult, expensive and time-consuming, and the outcome is unpredictable. Even though we use commonly accepted security measures, trade secret violations are often a matter of state law, and the criteria for protection of trade secrets can vary among different jurisdictions. In addition, trade secrets may be independently developed by others in a manner that could prevent legal recourse by us. We also have agreements with our employees, consultants and third parties that obligate them to assign their inventions to us; however, these agreements may not be self-executing, not all employees or consultants may enter into such agreements or employees or consultants may breach or violate the terms of these agreements, and we may not have adequate remedies for any such breach or violation. If any of our intellectual property or confidential or proprietary information, such as our trade secrets, were to be disclosed or misappropriated, or if any such information was independently developed by a competitor, it could have a material adverse effect on our competitive position, business, financial condition, results of operations and prospects.
We are subject to financial and economic sanctions, export controls and similar laws, and non-compliance with such laws can subject us to administrative, civil, and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect our business, results of operations, financial condition and reputation.
Our platform and products are subject to U.S. export controls, including the Export Administration Regulations and economic sanctions administered by the U.S. Treasury Department’s Office of Foreign

Assets Control. We incorporate encryption technology into our platform. These encryption products and the underlying technology may be exported outside of the United States only with the required export authorizations, including by license, a license exception or other appropriate government authorizations.
Furthermore, our activities are subject to U.S. economic sanctions laws and regulations that restrict regulated persons from conducting transactions or dealings with certain countries, regions, governments and persons, and are subject to U.S. export control laws that regulate (and in some cases prohibit) the export, re-export, or transfer of items subject to the U.S. Export Administration Regulations. A violation of these laws or regulations could adversely affect our business, results of operations, financial condition and reputation.
Recent administrations have been critical of existing trade agreements and may impose more stringent sanctions, export and import controls. Obtaining the necessary export license or other authorization for a particular sale may be time-consuming and may result in the delay or loss of sales opportunities even if the export license ultimately may be granted. While we take precautions to prevent our AI Studio platform and hardware from being exported in violation of these laws, including obtaining authorizations for our platform, performing geolocation IP blocking and screenings against U.S. and other lists of restricted and prohibited persons, we cannot guarantee that the precautions we take will prevent violations of export control and sanctions laws. Violations of U.S. sanctions or export control laws can result in significant fines or penalties and possible incarceration for responsible employees and managers could be imposed for criminal violations of these laws, which could adversely affect our business, results of operations, financial condition and reputation.
If our partners fail to obtain appropriate import, export or re-export licenses or permits, we may also be adversely affected, through reputational harm as well as other negative consequences, including government investigations and penalties. We are in the process of incorporating export control compliance requirements into our strategic partner agreements; however, no assurance can be given that our partners will comply with such requirements.
Various countries regulate the import and export of certain encryption and other technology, including import and export licensing requirements. Some countries have enacted laws that could limit our ability to distribute our AI Studio platform or could limit our customers’ ability to implement our platform in those countries. Changes in our AI Studio platform or future changes in export and import regulations may create delays in the introduction of our AI Studio platform in international markets, prevent our customers with international operations from launching our platform globally or, in some cases, prevent the export or import of our platform to certain countries, governments or persons altogether. Various governmental agencies have proposed additional regulation of encryption technology, including the escrow and government recovery of private encryption keys. Any change in export or import regulations, economic sanctions or related legislation, or change in the countries, governments, persons or technologies targeted by such regulations, could limit our ability to export or sell our platform to existing or potential customers with international operations. Any decreased use of our platform or limitation on our ability to export or sell our AI Studio platform would adversely affect our business, operating results and prospects.
Blaize conducts, and New Blaize will conduct, a portion of its business with third-party ecosystem partners to provide defensive solutions that incorporate our products to various foreign and domestic government agencies, which are subject to unique risks.
Contracts with the U.S. or foreign governments are subject to extensive regulations, and new regulations, or changes to existing regulations, could increase New Blaize’s or its third-party ecosystem partners’ compliance costs, including in the form of withheld payments and/or reduced future business if New Blaize or its third-party ecosystem partners fail to comply with these requirements in the future, or otherwise have a material impact on New Blaize’s or its third-party ecosystem partners’ business, which could negatively impact New Blaize’s financial condition and operating results.
Contracts with the U.S. or foreign governments are also subject to a variety of other requirements and risks including government reviews, audits, investigations, False Claims Act cases, suspensions and debarments as well as other legal actions and proceedings that generally do not apply to purely commercial contracts.

In addition, transactions involving government contractors may be subject to government review and approvals and may require the contractor to hold certain national security clearances in order to perform them.
We are subject to anti-corruption, anti-bribery, anti-money laundering and similar laws. Non-compliance with such laws can subject us to criminal and/or civil liability and harm our business.
We are subject to the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the U.S. Travel Act, the UK Bribery Act of 2010, the UK Proceeds of Crime Act 2002, and other anti-bribery and anti-money laundering laws in the countries in which we conduct activities. Anti-corruption and anti-bribery laws have been enforced aggressively in recent years. These laws are interpreted broadly and prohibits, among other things, providing, offering, or promising, directly or indirectly, anything of value to any foreign government official or employee, or any political party or official thereof, or candidate for political office to improperly influence, induce, obtain and retain business from, expedite or secure the performance of official acts of a routine nature, secure an improper advantage, or otherwise violate any of the Anti-Bribery laws, from such or any person.
As we increase our international sales and business and sales to the public sector, we may engage with partners and third-party intermediaries to market our services and to obtain necessary permits, licenses, and other regulatory approvals. In addition, we or our third-party intermediaries may have direct or indirect interactions with officials and employees of government agencies or state-owned or affiliated entities. Due to the expansive nature of the FCPA and other anti-corruption and anti-bribery laws, we can be held liable for corrupt or other illegal actions, even if seemingly innocent, of these third-party intermediaries, our employees, representatives, contractors, partners and agents, even if we do not explicitly authorize such activities.
While we have policies and procedures to address compliance with such laws, our employees and agents could violate our policies and applicable law, for which we may be ultimately held responsible. As we increase our international sales and business, our risks under these laws may increase.
Noncompliance with anti-corruption, anti-bribery or anti-money laundering laws could subject us to whistleblower complaints, investigations, sanctions, settlements, criminal prosecution, other enforcement actions, disgorgement of profits, significant fines, damages, including treble damages, other civil and criminal penalties or injunctions, suspension and/or debarment from contracting with certain persons, the loss of export privileges, reputational harm, adverse media coverage, and other collateral consequences. If any subpoenas or investigations are launched, or governmental or other sanctions imposed, or if we do not prevail in any possible civil or criminal litigation, our business, results of operations, and financial condition could be materially harmed. Responding to any action will likely result in a materially significant diversion of management’s attention and resources and significant defense costs and other professional fees. Enforcement actions and sanctions could further harm our business, results of operations, and financial condition.
We are exposed to fluctuations in currency exchange rates, which could negatively affect our operating results.
Our customer subscription and partner and services contracts are primarily denominated in U.S. dollars, and therefore substantially all of our revenue is not subject to foreign currency risk. However, a strengthening of the U.S. dollar could increase the real cost of our platform and products to our customers outside of the United States, which could adversely affect our operating results. In addition, an increasing portion of our operating expenses is incurred and an increasing portion of our assets is held outside the United States. These operating expenses and assets are denominated in foreign currencies and are subject to fluctuations due to changes in foreign currency exchange rates. If we are not able to successfully hedge against the risks associated with currency fluctuations, our operating results could be adversely affected.
Our insurance costs may increase significantly, we may be unable to obtain the same level of insurance coverage and our insurance coverage may not be adequate to cover all possible losses we may suffer.
We generally renew our insurance policies annually. If the cost of coverage becomes too high or if we believe certain coverage becomes inapplicable, we may need to reduce our policy limits, increase retention amounts or agree to certain exclusions from our coverage to reduce the premiums to an acceptable amount or to otherwise reduce coverage for certain occurrences. On the other hand, we may determine that we either do not have certain coverage that would be prudent for our business and the risks associated with our business or that our current coverages are too low to adequately cover such risks. In either event, we may incur additional or higher premiums for such coverage than in prior years.
Among other factors, national security concerns, catastrophic events, pandemics or any changes in any applicable statutory requirement binding insurance carriers to offer certain types of coverage could also adversely affect available insurance coverage and result in, among other things, increased premiums on available coverage (which may cause us to elect to reduce our policy limits or not renew our coverage) and additional exclusions from coverage. As cyber incidents and threats continue to evolve, we may be required to expend additional, perhaps significant, resources to continue to update, modify or enhance our protective measures or to investigate and remediate any vulnerability to cyber incidents. Although we maintain and monitor our information technology systems and we have insurance coverage for protecting against cyber security risks, such systems and insurance coverage may not be sufficient to protect against or cover all the losses we may experience as a result of any cyber-attacks.
We may suffer damage due to a casualty loss (such as fire, natural disasters, pandemics and acts of war or terrorism) or other losses, such as those related to labor, professional liability or certain actions or inactions by our management, directors, employees or others, that could severely disrupt its business or subject us to claims by third parties who are injured or harmed. Although we maintain insurance that we believe to be adequate, such insurance may be inadequate or unavailable to cover all the risks to which our business and assets may be exposed, including risks related to certain litigation. Should an uninsured loss (including a loss that is less than the applicable deductible or that is not covered by insurance) or loss in excess of insured limits occur, it could have a significant adverse impact on our business, results of operations or financial condition.
Our ability to use our net operating losses and certain other attributes may be subject to certain limitations.
As of December 31, 2023, we had approximately $186.8 million of U.S. federal and $90.9 million of state net operating losses, respectively. Certain of our U.S. federal and state net operating loss carryforwards may be carried forward indefinitely, while other of these loss carryforwards are subject to expiration (beginning in 2030). As of December 31, 2023, we had approximately $4.8 million available to offset future U.S. federal income taxes payable and approximately $3.7 million available to offset future U.S. state income taxes payable. Certain of our U.S. federal tax credit carryforwards may be carried forward indefinitely, while other of these tax credit carryforwards are subject to expiration (beginning in 2035). As of December 31, 2023, we had approximately $1.1 million of foreign tax credits available to offset future India income taxes payable. It is possible that we will not generate taxable income in time to use these net operating loss carryforwards before their expiration (or that we will not generate taxable income at all). Under legislative changes made in December 2017, as modified by the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) in March 2020, U.S. federal net operating loss carryforwards generated in taxable periods beginning after December 31, 2017, may be carried forward indefinitely, but the deductibility of such net operating loss carryforwards in taxable years beginning after December 31, 2020, is limited to 80% of taxable income. It is uncertain if and to what extent various states will conform to these federal tax laws.
In addition, the federal and state net operating loss carryforwards and certain tax credits may be subject to significant limitations under Section 382 and Section 383 of the Code, respectively, and similar provisions of state law, including limitations that may result from the consummation of the Business Combination. Under those sections of the Internal Revenue Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change attributes, such as research tax credits, to offset its post-change income or tax may be limited. In general, an “ownership change” will occur if there is a cumulative change in our ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under state tax laws. We have not yet determined whether the Business Combination will give rise to an “ownership change” for purposes of Section 382 and Section 383 of the Code. Furthermore, we may have experienced ownership changes in the past and may experience ownership changes in the future as a result of subsequent shifts in our stock ownership (some of which shifts are outside our control). As a result, our ability to use our pre-change federal NOLs and other tax attributes to offset future taxable income and taxes could be subject to limitations. For these reasons, we may be unable to use a material portion of our NOLs and other tax attributes, which could adversely affect our future net income and cash flows.
Changes to applicable tax laws and regulations or exposure to additional income tax liabilities could affect our business and future profitability.
Blaize is a U.S. corporation and thus will be subject to U.S. corporate income tax on its worldwide income. Further, since our operations and customers are located throughout the United States, we will be subject to various U.S. state and local taxes. U.S. federal, state, local and non- U.S. tax laws, policies, statutes, rules, regulations or ordinances could be interpreted, changed, modified or applied adversely to us and may have an adverse effect on our business and future profitability. For example, several tax proposals have been set forth that would, if enacted, make significant changes to U.S. tax laws. Such proposals include an increase in the U.S. income tax rate applicable to corporations (such as Blaize). Congress may consider, and could include, some or all of these proposals in connection with tax reform that may be undertaken (including with retroactive effect). We are unable to predict whether these or similar changes will be enacted and, if enacted, how soon any such changes could take effect. The passage of any legislation as a result of these proposals and other similar changes in U.S. federal income tax laws could adversely affect our business and future profitability.
We may be subject to additional obligations to collect and remit sales tax and other taxes. We may be subject to tax liability for past sales, which could harm our business.
State, local and foreign jurisdictions have differing rules and regulations governing sales, use, value added, and other taxes, and these rules and regulations are subject to varying interpretations that may change over time. In particular, the applicability of such taxes to our ecommerce platform in various jurisdictions is unclear. These jurisdictions’ rules regarding tax nexus are complex and vary significantly. As a result, jurisdictions in which we have not historically collected or accrued sales, use, value added, or other taxes could assert our liability for such taxes. Our liability for these taxes and associated penalties could exceed our original estimates. This could result in substantial tax liabilities and related penalties for past sales. It could also discourage customers from using our software solutions platform or otherwise harm our business and operating results.
Blaize identified material weaknesses in its internal control over financial reporting as of December 31, 2023. If New Blaize is unable to remediate these material weaknesses or identifies additional material weaknesses in the future, or otherwise fails to develop and maintain an effective system of internal control over financial reporting, New Blaize may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in New Blaize and the market price of New Blaize Common Stock.
In connection with Blaize’s audited financial statements for the fiscal year ended December 31, 2023, Blaize identified three material weaknesses in its internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of its annual or interim financial statements would not be prevented or detected on a timely basis. These deficiencies could result in additional material misstatements to its financial statements that could not be prevented or detected on a timely basis. More specifically, Blaize has identified material weaknesses in its internal controls pertaining to inventory reconciliations, its accounting for warrants issuances, and certain improper access to the Blaize accounting system as it relates to posting journal entries.
Blaize’s management has developed, and is in the process of implementing, remediation plans which include, (i) the hiring of additional accounting and finance resources, (ii) strengthening Blaize’s inventory reconciliation processes and procedures, (iii) enhancing the exchange of information between external legal counsel and the financial consultants related to debt and equity transactions, and (iv) removal of any non-essential “super-users” within the Blaize accounting system, combined with periodic review of such “super-users.”
Effective internal controls are necessary to provide reliable financial reports and prevent fraud. Blaize continues to evaluate steps to remediate the material weaknesses. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.

If Blaize identifies any new material weaknesses in the future, any such newly identified material weakness could limit its ability to prevent or detect a misstatement of its accounts or disclosures that could result in a material misstatement of its annual or interim financial statements. New Blaize’s management will monitor the effectiveness of New Blaize’s remediation plans and will make changes management determines to be appropriate. If not remediated, these material weaknesses could result in material misstatements to New Blaize’s annual or interim financial statements that might not be prevented or detected on a timely basis, or in delayed filing of required periodic reports. If New Blaize is unable to assert that its internal control over financial reporting is effective, or when required in the future, if New Blaize’s independent registered public accounting firm is unable to express an unqualified opinion as to the effectiveness of the internal control over financial reporting, investors may lose confidence in the accuracy and completeness of New Blaize’s financial reports, the market price of the New Blaize Common Stock could be adversely affected and New Blaize could become subject to litigation or investigations by Nasdaq, the SEC, or other regulatory authorities, which could require additional financial and management resources.
Risks Related to Being a Public Company
The market price of shares of our common stock may be volatile or may decline regardless of our operating performance. You may lose some or all of your investment.
The trading price of our common stock following the Business Combination is likely to be volatile. The stock market recently has experienced extreme volatility. This volatility often has been unrelated or disproportionate to the operating performance of particular companies. You may not be able to resell your shares at an attractive price due to a number of factors such as those listed in “— Risks Related to Our Business and Industry” and the following:
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the uncertainty resulting from the invasion of Ukraine by Russia, the Israel-Hamas conflict, strategic competition and tensions between Taiwan, China and the United States and resulting sanctions, and other events (such as terrorist attacks, geopolitical unrest, natural disasters or a significant outbreak of other infectious diseases);

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our operating and financial performance and prospects;

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our quarterly or annual earnings or those of other companies in our industry compared to market expectations;

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conditions that impact demand for our products and/or services;

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future announcements concerning our business, our clients’ businesses or our competitors’ businesses;

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the public’s reaction to our press releases, other public announcements and filings with the SEC;

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the market’s reaction to our reduced disclosure and other requirements as a result of being an “emerging growth company” under the Jumpstart Our Business Startups Act (the “JOBS Act”);

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the size of our public float;

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coverage by or changes in financial estimates by securities analysts or failure to meet their expectations;

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market and industry perception of our success, or lack thereof, in pursuing our growth strategy;

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strategic actions by us or our competitors, such as acquisitions or restructurings;

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changes in laws or regulations, including laws or regulations relating to environmental, health and safety matters or initiatives relating to climate change, or changes in the implementation of regulations by regulatory bodies, which adversely affect our industry or us;

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privacy and data protection laws, privacy or data breaches, or the loss of data;

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changes in accounting standards, policies, guidance, interpretations or principles;

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changes in senior management or key personnel;

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issuances, exchanges or sales, or expected issuances, exchanges or sales of our capital stock;

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changes in our dividend policy;

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adverse resolution of new or pending litigation against us; and

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changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural disasters, terrorist attacks, acts of war and responses to such events.

These broad market and industry factors may materially reduce the market price of our common stock, regardless of our operating performance. In addition, price volatility may be greater if the public float and trading volume of our common stock is low. As a result, you may suffer a loss on your investment.
In the past, following periods of market volatility, stockholders have instituted securities class action litigation. If we were involved in securities litigation, it could have a substantial cost and divert resources and the attention of management from our business regardless of the outcome of such litigation.
There may be increased volatility in the trading of BurTech common stock due to a lower public float as a result of the prior redemption of shares of BurTech Class A common stock by BurTech stockholders.
Holders of BurTech Class A common stock have previously elected to redeem 22,119,297 and 2,285,040 shares of BurTech Class A common stock in connection with the implementation of the Extension Meeting and Second Charter Extension Meeting, respectively. Upon completion of such redemption and after the conversion of shares of BurTech Class B common stock to shares of BurTech Class A common stock, 15,162,658 shares of BurTech Class A common stock and 5 shares of BurTech Class B common stock remained issued and outstanding as of September 30, 2024. As a result, there is a lower public float of the BurTech Class A common stock, which may cause further volatility in the price of our securities and adversely impact our ability to secure financing following the Closing. Holders will have redemption rights in connection with the Special Meeting to vote on the Business Combination, and consequently, the public float may be further reduced if additional BurTech stockholders elect to redeem their shares.
We do not intend to pay dividends on our common stock for the foreseeable future.
We currently intend to retain all available funds and any future earnings to fund the development and growth of our business. As a result, we do not anticipate declaring or paying any cash dividends on our common stock in the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of our board of directors and will depend on, among other things, our business prospects, results of operations, financial condition, cash requirements and availability, certain restrictions related to our indebtedness, industry trends and other factors that our board of directors may deem relevant. Any such decision will also be subject to compliance with contractual restrictions and covenants in the agreements governing our current and future indebtedness. In addition, we may incur additional indebtedness, the terms of which may further restrict or prevent us from paying dividends on our common stock. As a result, you may have to sell some or all of your common stock after price appreciation in order to generate cash flow from your investment, which you may not be able to do. Our inability or decision not to pay dividends, particularly when others in our industry have elected to do so, could also adversely affect the market price of our common stock.
If securities or industry analysts do not publish research or reports about our business or publish negative reports, the market price of our common stock could decline.
The trading market for our common stock will be influenced by the research and reports that industry or securities analysts publish about us or our business. We may be unable or slow to attract research coverage and if one or more analysts cease coverage of us, the price and trading volume of our securities would likely be negatively impacted. If any of the analysts that may cover us change their recommendation regarding our securities adversely, or provide more favorable relative recommendations about our competitors, the price of our securities would likely decline. If any analyst that may cover us ceases covering us or fails to regularly publish reports on us, we could lose visibility in the financial markets, which could cause the price or trading volume of our securities to decline. Moreover, if one or more of the analysts who cover us downgrades our common stock or if our reporting results do not meet their expectations, the market price of our common stock could decline.

Our ability to timely raise capital in the future may be limited, or may be unavailable on acceptable terms, if at all. Our failure to raise capital when needed could harm our business, operating results and financial condition. Debt issued to raise additional capital may reduce the value of our common stock.
We have funded our operations since inception primarily through the continued financial support from our shareholders and other related parties. We cannot be certain when or if our operations will generate sufficient cash to fund our ongoing operations or the growth of our business.
We intend to continue to make investments to support our business and may require additional funds. Additional financing may not be available on favorable terms, if at all. If adequate funds are not available on acceptable terms, we may be unable to invest in future growth opportunities, which could harm our business, operating results and financial condition. If we incur debt, the terms of such debt, including the accrual of interest at fixed or variable interest rates, could restrict our operations, including our ability to pay dividends on our common stock. Moreover, as a result of widespread inflation in the global economy, certain governmental authorities responsible for administering monetary policy have recently increased, and may continue to increase, applicable central bank interest rates, which could increase the costs required to obtain debt financing in the future or refinance any such future indebtedness Furthermore, if we incur debt, the debt holders could have rights senior to holders of common stock to make claims on our assets. As a result, our stockholders bear the risk of future issuances of debt securities reducing the value of our common stock.
Our issuance of additional shares of common stock or convertible securities could make it difficult for another company to acquire us, may dilute your ownership of us and could adversely affect our stock price.
In connection with the proposed Business Combination, we intend to file a registration statement with the SEC on Form S-8 providing for the registration of shares of our common stock reserved for issuance issuable pursuant to Blaize Options and Blaize RSUs and reserved for future issuance under the Incentive Award Plan and the ESPP. The Incentive Award Plan and the ESPP each will provide for automatic increases in the shares reserved for grant or issuance under the applicable plan which could result in additional dilution to our stockholders. Subject to the satisfaction of vesting conditions and the expiration of any applicable lockup restrictions, shares registered under the registration statement on Form S-8 will generally be available for resale immediately in the public market without restriction. From time to time in the future, we may also issue additional shares of our common stock or securities convertible into common stock pursuant to a variety of transactions, including acquisitions. We may also execute or have executed agreements which allow certain third parties the right to purchase additional shares of our common stock or securities convertible into common stock. The issuance by us of additional shares of our common stock or securities convertible into our common stock would dilute your ownership of us and the sale of a significant amount of such shares in the public market could adversely affect prevailing market prices of our common stock.
In the future, we expect to obtain financing or to further increase our capital resources by issuing additional shares of our capital stock or offering debt or other equity securities, including senior or subordinated notes, debt securities convertible into equity, or shares of preferred stock. Issuing additional shares of our capital stock, other equity securities, or securities convertible into equity may dilute the economic and voting rights of our existing stockholders, reduce the market price of our common stock, or both. Debt securities convertible into equity could be subject to adjustments in the conversion ratio pursuant to which certain events may increase the number of equity securities issuable upon conversion. Preferred stock, if issued, could have a preference with respect to liquidating distributions or a preference with respect to dividend payments that could limit our ability to pay dividends to the holders of our common stock. Our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, which may adversely affect the amount, timing or nature of our future offerings. As a result, holders of our common stock bear the risk that our future offerings may reduce the market price of our common stock and dilute their percentage ownership. See the section entitled “Description of Capital Stock of the New Blaize.”
Future sales, or the perception of future sales, of our common stock by us or our existing stockholders in the public market following the Closing could cause the market price for our common stock to decline.
The sale of substantial amounts of shares of our common stock in the public market, or the perception that such sales could occur, could harm the prevailing market price of shares of our common stock. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell equity securities in the future at a time and at a price that we deem appropriate.
Upon consummation of the Business Combination, assuming no further redemptions of BurTech Class A common stock, we will have a total of 99,464,486 shares of common stock outstanding, consisting of (i) 54,988,358 shares issued to holders of Blaize capital stock, (ii) 4,345,663 shares held by BurTech public stockholders, (iii) 14,158,014 shares held by the Sponsor and its affiliates, (iv) 25,541,201 shares held by the Final Closing Lenders, (v) 431,250 shares held by the EF Hutton and its affiliates. Blaize equityholders and certain members of the Sponsor and related parties will also have the opportunity to receive up to 17.6 million Earnout Shares. All shares issued as Merger Consideration in the Business Combination will be freely tradable without registration under the Securities Act and without restriction by persons other than our “affiliates” (as defined under Rule 144 of the Securities Act, referred to herein as “Rule 144”), including our directors, executive officers and other affiliates.
Pursuant to that certain letter agreement, dated December 10, 2021, by and among BurTech, certain of its officers and directors, the Sponsor and certain other BurTech stockholders party thereto (the “2021 Letter Agreement”), our Sponsor and certain of BurTech’s directors, officers and stockholders are prohibited from selling, pledging, transferring or otherwise disposing of their ownership interest in New Blaize Common Stock issuable upon conversion of 10,385,750 shares of BurTech Class A common stock. The prohibitions will end on the date that is 6 months after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the date on which BurTech or New Blaize, as applicable, completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of BurTech or New Blaize’s stockholders having the right to exchange their shares of BurTech Common Stock or New Blaize Common Stock, as applicable, for cash, securities or other property.
The Merger Agreement also contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain stockholders of New Blaize and (ii) Burkhan and certain of its Affiliates, in each case, other than the Sponsor and any other party to the 2021 Letter Agreement, which subjects the parties thereto to the Letter Agreement Lock-Up Terms. Each such party to the Lock-up Agreements will be restricted from transferring New Blaize Common Stock, any shares of New Blaize Common Stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time, and any other securities convertible into or exercisable or exchangeable for New Blaize Common Stock held by it immediately after the Effective Time. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize. Notwithstanding the above, the New Blaize Common Stock to be issued to Sponsor upon conversion of the convertible notes acquired by Sponsor pursuant to the 2023 NPA will not be subject to any lock-up restrictions.
Subject to applicable securities laws, upon the expiration or waiver of the lock-ups described above, shares held by certain of our stockholders will be eligible for resale, subject to, in the case of certain stockholders, volume, manner of sale and other limitations under Rule 144.
In addition, pursuant to the Registration Rights Agreement, certain stockholders will have the right, subject to certain conditions, to require us to register the sale of their shares of our common stock under the Securities Act. By exercising their registration rights and selling a large number of shares, these stockholders could cause the prevailing market price of our common stock to decline. Following completion of the Business Combination, the shares covered by registration rights would represent approximately   % and    % of our outstanding common stock in the assuming no further redemptions of BurTech common stock and maximum redemptions of BurTech common stock, respectively. See the section entitled “Other Agreements — Registration Rights Agreement” for a description of these registration rights.
As Earnout Shares are earned, restrictions on resale end or if these stockholders exercise their registration rights, the market price of shares of our common stock could drop significantly if the holders of these shares sell them or are perceived by the market as intending to sell them. These factors could also make it more difficult for us to raise additional funds through future offerings of our shares of common stock or other securities.
In addition, the shares of our common stock issuable pursuant to the Blaize Options and Blaize RSUs and reserved for future issuance under the Incentive Award Plan and the ESPP will become eligible for sale in the public market once those shares are issued, subject to provisions relating to various vesting agreements, lock-up agreements and, in some cases, limitations on volume and manner of sale applicable to affiliates under Rule 144, as applicable. The number of shares to be initially reserved for future issuance under the Incentive Award Plan is expected to equal 18.0% of the fully diluted number of shares of common stock outstanding as of the Closing. The number of shares to be initially reserved for future issuance under the ESPP is expected to equal 2.0% of the fully diluted number of shares of common stock outstanding as of the Closing. We expect to file one or more registration statements on Form S-8 under the Securities Act to register shares of our common stock or securities issuable pursuant to the Blaize Options, Blaize RSUs, the Incentive Award Plan and the ESPP. Any such Form S-8 registration statements will automatically become effective upon filing. Accordingly, shares registered under such registration statements will be available for sale in the open market.
The requirements of being a public company, including compliance with the reporting requirements of the Exchange Act, the requirements of the Sarbanes-Oxley Act and the requirements of the Nasdaq, may strain our resources, increase our costs and require additional attention of management, and we may be unable to comply with these requirements in a timely or cost-effective manner.
As a public company, we will be subject to laws, regulations and requirements, certain corporate governance provisions of the Sarbanes-Oxley Act, related regulations of the SEC and the requirements of the Nasdaq, which we were not required to comply with as a private company. As a newly public company as a result of the Business Combination, complying with these statutes, regulations and requirements will occupy a significant amount of time of our board of directors and management and significantly increases our costs and expenses. For example, we will have to institute a more comprehensive compliance function, comply with rules promulgated by the Nasdaq, prepare and distribute periodic public reports in compliance with our obligations under the federal securities laws, and establish new internal policies, such as those relating to insider trading. We will also have to retain and rely on outside counsel and accountants to a greater degree in these activities. In addition, being subject to these rules and regulations will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officer.
If we are unable to implement and maintain effective internal control over financial reporting in the future, investors may lose confidence in the accuracy and completeness of our financial reports, and the market price of our common stock may decline.
We are required to maintain internal controls over financial reporting and to report any material weaknesses in such internal controls. In addition, we will be required in the future to furnish a report by management on the effectiveness of our internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act. The process of designing, implementing, and testing the internal control over financial reporting required to comply with this obligation is time-consuming, costly, and complicated.
If we identify additional material weaknesses in our internal control over financial reporting in the future, if we are unable to comply with the requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner, or if we are unable to assert that our internal control over financial reporting is effective, we will be unable to certify that our internal control over financial reporting is effective. We cannot assure you that there will not be additional material weaknesses or significant deficiencies in our internal control over financial reporting in the future. Any failure to maintain internal control over financial reporting could severely inhibit our ability to accurately report our financial condition or results of operations. If we are unable to conclude that our internal control over financial reporting is effective, or if our independent registered public accounting firm determines we have an additional material weakness or significant deficiency in our internal control over financial reporting, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our common stock could decline. We could become subject to investigations by the stock exchange on which our securities are listed, the SEC or other regulatory authorities, which could require additional financial and management resources. In addition, for more information regarding Blaize’s previously identified material weaknesses, please see “Blaize identified material weaknesses in its internal control over financial reporting as of December 31, 2023. If New Blaize is unable to remediate these material weaknesses or identifies additional material weaknesses in the future, or otherwise fails to develop and maintain an effective system of internal control over financial reporting, New Blaize may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in New Blaize and the market price of New Blaize Common Stock.”
Our management has limited experience in operating a public company.
Our executive officers have limited experience in the management of a publicly traded company. Our management team may not successfully or effectively manage its transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of the New Blaize. We may not have adequate personnel with the appropriate level of knowledge, experience, and training in the accounting policies, practices or internal controls over financial reporting required of public companies in the United States. The development and implementation of the standards and controls necessary for the New Blaize to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. It is possible that the New Blaize will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods.
Changes to, or changes to interpretations of, the U.S. federal, state, local or other jurisdictional tax laws could have a material adverse effect on our business, financial condition and results of operations.
All statements contained herein concerning U.S. federal income tax (or other tax) consequences are based on existing law and interpretations thereof. The tax regimes to which we are subject or under which we operate, including income and non-income taxes, are unsettled and may be subject to significant change. While some of these changes could be beneficial, others could negatively affect our after-tax returns. Accordingly, no assurance can be given that the currently anticipated tax treatment will not be modified by legislative, judicial or administrative changes, possibly with retroactive effect. In addition, no assurance can be given that any tax authority or court will agree with any particular interpretation of the relevant laws.
State, local or other jurisdictions could impose, levy or otherwise enforce tax laws against us. Tax laws and regulations at the state and local levels frequently change, especially in relation to the interpretation of existing tax laws for new and emerging industries, and we cannot always reasonably predict the impact from, or the ultimate cost of compliance with, current or future taxes, which could have a material adverse effect on our business, financial condition and results of operations.
We are subject to costs and liabilities related to compliance with stringent and complex environmental and health and safety standards.
We are subject to stringent and complex federal, state, local and international laws and regulations governing the discharge of materials into the environment or otherwise relating to protection of worker health, safety and the environment. Compliance with these laws and regulations may expose us to significant costs and liabilities and cause us to incur significant capital expenditures in our operations. Any failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, imposition of remedial obligations, and the issuance of injunctions delaying or prohibiting operations. Private parties may also have the right to pursue legal actions to enforce compliance as well as to seek damages for non-compliance with environmental laws and regulations or for personal injury or property damage. In addition, the trend in environmental regulation is to place more restrictions on activities that may affect the environment, and thus, any changes in, or more stringent enforcement of, these laws and regulations that result in more stringent and costly pollution control equipment, the occurrence of delays in the permitting or performance of projects, or waste handling, storage, transport, disposal or remediation requirements could have a material adverse effect on our operations and financial position.
We do not believe that compliance by us with federal, state, local or international environmental laws and regulations will have a material adverse effect on our business, financial position or results of our operations or cash flows. We cannot be assured, however, that future events, such as changes in existing laws or enforcement policies, the promulgation of new laws or regulations or the development or discovery of new facts or conditions adverse to our operations will not cause us to incur significant costs.
Risks Related to Tax and Accounting Matters
There is uncertainty regarding the federal income tax considerations of the redemption to the holders of Class A Common Stock.
We expect that a U.S. Holder (as defined in “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock”) that exercises its redemption rights to receive cash from the Trust Account in exchange for its shares of Class A Common Stock will generally be treated as selling such shares of Class A Common stock resulting in recognition of capital gain or loss. However, there is some uncertainty regarding the federal income tax considerations to holders of Class A Common Stock who exercise their redemption rights. The uncertainty of tax considerations relates primarily to the individual circumstances of the taxpayer and include (i) whether the redemption results in a dividend, taxable as ordinary income, or a sale, taxable as capital gain, and (ii) whether such capital gain is “long-term” or “short-term.” Whether the redemption qualifies for sale treatment, resulting in taxation as capital gain rather than ordinary income, will depend largely on whether the holder owns (or is deemed to own) any shares of Class A Common Stock following the redemption, and if so, the total number of shares of Class A Common Stock held by the holder both before and after the redemption relative to all shares of Class A Common Stock outstanding both before and after the redemption. The redemption generally will be treated as a sale, rather than a dividend, if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in BurTech or (iii) is “not essentially equivalent to a dividend” with respect to the holder. Due to the personal and subjective nature of certain of such tests and the absence of clear guidance from the IRS, there is uncertainty as to whether a holder who elects to exercise its redemption rights will be taxed on any gain from the redemption as ordinary income or capital gain. New Blaize may also be required, pursuant to the IRA, to pay an excise tax of 1% on the fair market value of any Class A Common Stock redeemed. The redemption of the Class A Common Stock and the payment of any excise tax could adversely affect New Blaize’s business, financial position and results of operations, and in the event the assets of New Blaize are not sufficient to meet New Blaize’s redemption obligations, the amounts distributed to such holders would be paid out on a pro rata basis. See “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock.”
For a detailed discussion of the material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for BurTech, Holders of BurTech Class A Common Stock and Holders of New Blaize Common Stock — U.S . Federal Income Tax Considerations of a Redemption of BurTech Public Shares.” The considerations of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
If the merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, Blaize stockholders may be required to pay substantial U.S. federal income taxes.
Blaize and BurTech intend the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In connection with the filing of the registration statement of which this proxy statement/prospectus is a part, Latham & Watkins LLP is delivering an opinion to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The obligations of each of Blaize and BurTech to complete the Merger, however, are not conditioned on the receipt of any such opinion. Such opinion of counsel will be based on customary assumptions and certain representations, warranties, and covenants of Blaize, BurTech and Merger Sub. If any of these assumptions, representations, warranties, or covenants is or becomes incorrect, incomplete, or inaccurate, or is violated, or if there is a change in U.S. federal income tax law after the date of such opinion of counsel, the validity of such opinion of counsel may be adversely affected. In addition, such opinion of counsel is not free from doubt because there is no authority directly addressing the treatment of all of the particular facts of the Merger for U.S. federal income tax purposes. An opinion of counsel represents counsel’s legal judgment but is not binding on the IRS or any court. Neither Blaize nor BurTech intends to request a ruling from the IRS with respect to the tax treatment of the Merger, and as a result, no assurance can be given that the IRS will not challenge the treatment of the Merger described below or that a court would not sustain such a challenge. If the Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, Blaize Holders (as defined in “Material U.S. Federal Income Tax Consequences of the Merger to Blaize and Holders of Blaize Common Stock”) could be required to fully recognize gain with respect to the exchange, pursuant to the Merger, of Blaize Common Stock for shares of New Blaize Common Stock and the Earnout Right. See “Material U.S. Federal Income Tax Consequences of the Merger to Blaize and Holders of Blaize Common Stock.”
Risks Related to the Business Combination and New Blaize
If we do not complete a business combination within 36-month of our initial public offering, our securities will be suspended from trading and delisted from Nasdaq.
Nasdaq Listing Rule IM-5101-2(b) (the “Rule”) requires that we complete a business combination no later than 36 months after our initial public offering, which is December 10, 2024, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule. If we do not complete our business combination by December 10, 2024, our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the Rule. We will not be able to complete a business combination before December 10, 2024, the three-year deadline for completion under Nasdaq rules. If we are unable to obtain an exception or extension from Nasdaq, we expect to receive a delisting determination letter from Nasdaq soon after December 10, 2024, indicating that our securities will be subject to suspension and delisting action by the Nasdaq in the near term. One of the conditions to Closing is that the New Blaize Common Stock to be issued in connection with the Business Combination is approved for listing on Nasdaq, subject only to official notice of issuance thereof. If such New Blaize Common Stock is not so approved for listing on Nasdaq by no later than December 31, 2024, such that Closing can occur no later than that same date, Blaize could have the right to terminate the Business Combination.
Once our securities are delisted, our securities would likely trade on the OTC market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including:
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we may no longer be attractive as a merger partner once our securities are no longer listed on an exchange, which would significantly hinder our ability to complete a business combination, for example, as noted above in the first paragraph, Blaize could have the right to terminate the Business Combination if the New Blaize Common Stock to be issued in connection with the Business Combination is not approved for listing on Nasdaq by no later than December 31, 2024;

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a limited availability of market quotations for our securities;

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a determination that our securities are a “penny stock,” which will require brokers trading in the securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the securities;

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reduced liquidity for our securities;

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a limited amount of news and analyst coverage in the future;

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institutional investors losing interest in our securities; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.
If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of BurTech’s common stock may decline before the Closing, or the market price of New Blaize’s securities may decline after the Closing.
If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the BurTech Class A Common Stock prior to the Closing may decline. The market value of the BurTech Class A Common Stock at the time of the Business Combination may vary significantly from its price on the date the Merger Agreement was executed, the date of this proxy statement/prospectus, or the date on which BurTech stockholders vote on the Business Combination.
In addition, following the Business Combination, fluctuations in the price of New Blaize Common Stock could contribute to the loss of all or part of your investment. Any of the factors listed below could have a material adverse effect on your investment, and BurTech’s Class A Common Stock before the Closing (or New Blaize Common Stock after the Closing) may trade at a price significantly below the price you paid for it. In such circumstances, the trading price of BurTech’s Class A Common Stock before the Closing (or New Blaize Common Stock after the Closing) may not recover and may experience a further decline.
Broad market and industry factors may materially harm the market price of New Blaize Common Stock after the Closing, irrespective of New Blaize’s operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of New Blaize’s securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies, notably in the education technology industry, which investors perceive to be similar to New Blaize, could depress New Blaize’s stock price regardless of its business, prospects, financial conditions or results of operations. A decline in the market price for New Blaize Common Stock also could adversely affect New Blaize’s ability to issue additional securities and New Blaize’s ability to obtain additional financing in the future.
Nasdaq may not list New Blaize Common Stock or we could be de-listed from Nasdaq after the Business Combination, which could limit investors’ ability to make transactions in New Blaize Common Stock and subject it to additional trading restrictions.
We intend to apply to have New Blaize Common Stock approved for listing on Nasdaq or another national securities exchange after the consummation of the Business Combination. We will be required to meet certain initial listing requirements to be listed, including having a minimum number of round lot shareholders. We may not be able to meet the initial listing requirements in connection with the Business Combination. In particular, Nasdaq has new rules in place designed to address the suspension and de-listing process applicable to companies like us, that following the business combination, the company must meet the requirements for initial listing on Nasdaq. If these requirements are not met, Nasdaq will issue a delisting determination letter to delist the company’s securities, and the securities will be automatically suspended from trading on Nasdaq during any requested review process. Being listed on Nasdaq or another national securities exchange is a condition to closing and the parties would need to waive this condition if

New Blaize Common Stock are not listed on Nasdaq or another national securities exchange. Further, even if New Blaize Common Stock are so listed, we may be unable to maintain the listing of such securities in the future. If we fail to meet the initial listing requirements and Nasdaq does not list New Blaize Common Stock (and the related closing condition with respect to the listing of New Blaize Common Stock is waived by the parties), we could face significant material adverse consequences, including:
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a limited availability of market quotations for New Blaize Common Stock;

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a reduced level of trading activity in the secondary trading market for New Blaize Common Stock;

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a limited amount of news and analyst coverage for New Blaize;

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a loss of confidence by investors, suppliers, customers and employees and fewer business development opportunities;

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a decreased ability to issue additional securities or obtain additional financing in the future; and

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our securities would not be “covered securities” under the National Securities Markets Improvement Act of 1996, which is a federal statute that prevents or pre-empts the states from regulating the sale of certain securities, including securities listed on the Nasdaq, in which case our securities would be subject to regulation in each state where we offer and sell securities.

Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into business combination or similar agreements and/or their officers and directors alleging, among other things, that the proxy statement/prospectus filed in connection with such business combination contains false and misleading statements and/or omits material information concerning the business combination. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on BurTech’s and New Blaize’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Business Combination, then that injunction may delay or prevent the Business Combination from being completed or from being completed within the expected timeframe, which may adversely affect BurTech’s and New Blaize’s respective businesses, financial condition and results of operation. Although no such lawsuits have yet been filed in connection with the Business Combination, it is possible that such actions may arise and, if such actions do arise, they generally seek, among other things, injunctive relief and an award of attorneys’ fees and expenses. Defending such lawsuits could require BurTech and/or New Blaize to incur significant costs and draw the attention of BurTech’s and New Blaize’s management away from the Business Combination. Further, the defense or settlement of any lawsuit or claim that remains unresolved at the time the Business Combination is consummated may adversely affect New Blaize’s prospective business, financial condition, results of operations and cash flows. Such legal proceedings could delay or prevent the Business Combination from becoming effective within the agreed-upon timeframe.
The announcement of the Business Combination could disrupt Blaize’s relationships with its customers, providers, business partners and others, as well as its operating results and business generally.
Whether or not the Business Combination and related transactions are ultimately consummated, as a result of uncertainty related to the proposed transactions, risks relating to the impact of the announcement of the Business Combination on Blaize’s business include the following:
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its employees may experience uncertainty about their future roles, which might adversely affect New Blaize’s ability to retain and hire key personnel and other employees;

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customers, business partners and other parties with which Blaize maintains business relationships may experience uncertainty about its future and seek alternative relationships with third parties, seek to alter their business relationships with New Blaize or fail to extend an existing relationship or subscription with New Blaize; and

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Blaize has expended and will continue to expend significant costs, fees and expenses for professional services and transaction costs in connection with the Business Combination.

If any of the aforementioned risks were to materialize, they could lead to significant costs which may impact New Blaize’s results of operations and cash available to fund its business.
Third parties may terminate or alter existing contracts or relationships with BurTech or Blaize.
BurTech and Blaize have contracts with distributors, affiliates, landlords, licensors, and other business partners that may require BurTech or Blaize, as applicable, to obtain consent from these other parties in connection with the Business Combination. If these consents cannot be obtained, the counterparties to these contracts and other third parties with which BurTech or Blaize currently have relationships may have the ability to terminate, reduce the scope of, or otherwise materially adversely alter their relationships with either or both parties in anticipation of the Business Combination, or with New Blaize following the Business Combination. The pursuit of such rights may result in BurTech, Blaize, or New Blaize suffering a loss of potential future revenue or incurring liabilities in connection with a breach of such agreements and losing rights that are material to its business. Any such disruptions could limit New Blaize’s ability to achieve the anticipated benefits of the Business Combination. The adverse effect of such disruptions could also be exacerbated by a delay in the closing of the Business Combination or the termination of the Merger Agreement.
Subsequent to the consummation of the Business Combination, New Blaize may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.
Although BurTech has conducted due diligence on Blaize, BurTech cannot assure you that this diligence will surface all material issues that may be present in Blaize’s business, that it would be possible to uncover all material issues through a customary amount of due diligence or that factors outside of Blaize’s business and outside of its control will not later arise. As a result of these factors, New Blaize may be forced to later write-down or write-off assets, restructure its operations or incur impairment or other charges that could result in its reporting losses.
Even if BurTech’s due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with BurTech’s risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on New Blaize’s liquidity, the fact that New Blaize reports charges of this nature could contribute to negative market perceptions of New Blaize or its securities. Accordingly, any stockholders who choose to remain stockholders following the Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value.
BurTech and Blaize will incur significant transaction and transition costs in connection with the Business Combination.
BurTech and Blaize have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. BurTech and Blaize may also incur additional costs to retain key employees. All expenses incurred in connection with the Merger Agreement and the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs.
On April 26, 2024, BurTech and EF Hutton entered into an amendment to the Underwriting Agreement, pursuant to that certain Satisfaction and Discharge of Indebtedness Pursuant to Underwriting Agreement Dated December 10 2021 (the “Underwriting Agreement Amendment”). The Underwriting Agreement Amendment provides, among other things, that in lieu of BurTech tendering the full amount of the deferred underwriting commission of $10,062,500 payable pursuant to the Underwriting Agreement that BurTech and EF Hutton executed in connection with BurTech’s initial public offering, EF Hutton accepts cash of an aggregate sum of $1,500,000, payable at the Closing, in full and final payment and satisfaction of the deferred underwriting commission (the “Cash Payment”). Upon delivery of the Cash Payment in accordance with terms of the Underwriting Agreement Amendment, any obligations pursuant to the Underwriting Agreement for BurTech to deliver the deferred underwriting commission to EF Hutton shall be automatically discharged and satisfied.
EF Hutton was to be compensated, in part, on a deferred basis for its underwriting services in connection with BurTech’s initial public offering and such services have already been rendered, yet EF Hutton is waiving a portion of such fee. Such fee waiver for services already rendered is unusual and some investors may find the proposed Business Combination with Blaize less attractive as a result of EF Hutton not having been involved in the preparation and review of this proxy statement/prospectus. Following the closing of our initial public offering, EF Hutton was involved in the process of identifying potential business combination targets, but once a target was identified, EF Hutton was not engaged to provide any financial or merger-related advisory services in connection with the Business Combination and were not involved in the preparation of, or analysis underlying, any disclosure in this proxy statement/prospectus. Its waiver did not impact the evaluation of the Business Combination. EF Hutton did not communicate to BurTech its reasons for acceptance of BurTech’s request for waiver of the deferred underwriting commission. BurTech did not seek out the reasons for such waiver nor is BurTech willing to speculate as to EF Hutton’s reasons for such waiver.
Further, although EF Hutton waived its entitlement to a portion of the deferred underwriting commission payable pursuant to the Underwriting Agreement, certain provisions of the Underwriting Agreement were not waived by EF Hutton. In particular, EF Hutton did not waive its right to indemnification under the Underwriting Agreement for loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement and its amendments related to BurTech’s initial public offering or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. As a result, if any claims, litigation, disputes or other legal proceedings are brought by third parties against EF Hutton in relation to its services provided under the Underwriting Agreement, then BurTech (and New Blaize upon consummation of the Business Combination) may be liable to pay for or reimburse EF Hutton for such losses and costs it incurs, subject to the limitations set forth in the Underwriting Agreement. In addition, the Underwriting Agreement contains a contribution provision in the event that the indemnity obligations are unavailable or insufficient to hold harmless an indemnified party; however, EF Hutton shall not be required to contribute any amount in excess of the commissions actually received by it under the Underwriting Agreement. Therefore, there can be no assurance that BurTech (or New Blaize following the Business Combination) would have sufficient funds to satisfy such indemnification claims.
Notwithstanding the foregoing, BurTech executed the Underwriting Agreement Amendment because it believes that such waiver will be beneficial for its shareholders as such waived fee would reduce the amount of transaction expenses payable in connection with the consummation of an initial business combination by $8,562,500. BurTech does not expect that the Underwriting Agreement Amendment will have any significant impact on the proposed transaction with Blaize other than reducing the amount of expenses associated with the proposed Business Combination and potentially adversely affecting investors’ perception of the proposed Business Combination with Blaize.
Therefore, given EF Hutton’s lack of involvement in the Business Combination with Blaize and given the fact that BurTech has not provided a copy of the proxy statement/prospectus to EF Hutton for review and EF Hutton has not provided any response or feedback regarding the disclosure included herein, investors should not rely on the expertise of EF Hutton when making an investment decision in connection with the Business Combination and no inference should be drawn on whether EF Hutton agrees with the disclosures included in this proxy statement/prospectus, including the disclosure regarding the Underwriting Agreement Amendment.
Future resales of New Blaize’s securities may cause the market price of such securities to drop significantly, even if New Blaize’s business is doing well.
The sale of our securities in the public market, including by entities to which we have issued shares in connection with transactions, or the perception that such sales could occur, could harm the prevailing market price of our securities. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell equity securities in the future at a time and at a price that we deem appropriate.
Pursuant to the Underwriting Agreement, that certain letter agreement, dated December 10, 2021, by and among BurTech, its officers and directors, the Sponsor and certain other stockholders of BurTech party thereto, and the proposed Lock-up Agreement, after the consummation of the Business Combination and subject to certain exceptions, certain holders receiving shares of New Blaize Common Stock as consideration pursuant to the Merger Agreement, certain directors, officers and employees of New Blaize receiving shares of New Blaize Common Stock upon the exercise or settlement of Blaize Options and Blaize RSUs, or certain holders of other securities convertible into or exercisable or exchangeable for New Blaize Common Stock upon the settlement or exercise of such securities will be contractually restricted from selling or transferring any of their shares of Blaize’s Common Stock. Such restrictions begin at Closing and end, in the case of the shares that are restricted pursuant to the proposed Lock-up Agreement, on the date that is 180 days after the Closing.
However, following the expiration of the applicable lock-up period, such equity holders will not be restricted from selling shares of New Blaize Common Stock held by them, other than by applicable securities laws. As such, sales of a substantial number of shares of New Blaize Common Stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of New Blaize Common Stock. As restrictions on resale end and registration statements (filed after the Closing to provide for the resale of such shares from time to time) are available for use, the sale or possibility of sale of these shares could have the effect of increasing the volatility in New Blaize’s share price or the market price of New Blaize Common Stock could decline if the holders of currently restricted shares sell them or are perceived by the market as intending to sell them.
New Blaize may issue additional shares or other equity securities without your approval, which would dilute your ownership interest and may depress the market price of New Blaize’s Common Stock.
Pursuant to the Incentive Award Plan and the ESPP, following the consummation of the Business Combination, New Blaize may issue an aggregate of up to the number of shares equal to twenty percent (20%) of New Blaize Common Stock issued and outstanding at the Effective Time, which amount will automatically increase annually and may further be subject to increase from time to time. For additional information about the Incentive Award Plan and the ESPP, please read the discussion under the heading “Proposal No. 5 — The Equity Incentive Plan Proposal” and “Proposal No. 6 — The Employee Stock Purchase Plan Proposal.” The combined company may also issue additional shares of New Blaize Common Stock or other equity securities of equal or senior rank in the future in connection with, among other things, future acquisitions or repayment of outstanding indebtedness, without shareholder approval, in a number of circumstances.
The issuance of additional shares or other equity securities of equal or senior rank would have the following effects:
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existing shareholders’ proportionate ownership interest in New Blaize will decrease;

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the amount of cash available per share, including for payment of dividends in the future, may decrease;

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the relative voting strength of each share of previously outstanding common stock may be diminished; and

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the market price of New Blaize Common Stock may decline.

Fluctuations in operating results, quarter to quarter earnings and other factors, including incidents involving customers and negative media coverage, may result in significant decreases in the price of New Blaize’s securities.
The stock markets experience volatility that is often unrelated to operating performance. These broad market fluctuations may adversely affect the trading price of New Blaize Common Stock, and, as a result, there may be significant volatility in the market price of New Blaize Common Stock. Separately, if we are unable to achieve profitability in line with investor expectations, the market price of New Blaize Common

Stock will likely decline when it becomes apparent that the market expectations may not be realized. In addition to operating results, many economic and seasonal factors outside of our control could have an adverse effect on the price of New Blaize Common Stock and increase fluctuations in our results. These factors include certain of the risks discussed herein, operating results of other companies in the same industry, changes in financial estimates or recommendations of securities analysts, speculation in the press or investment community, negative media coverage or risk of proceedings or government investigation, change in government regulation, foreign currency fluctuations and uncertainty in tax policies, the possible effects of war, terrorist and other hostilities, other factors affecting general conditions in the economy or the financial markets or other developments affecting the education industry.
An active market for New Blaize’s securities may not develop, which would adversely affect the liquidity and price of New Blaize’s securities.
The price of New Blaize’s securities may vary significantly due to factors specific to New Blaize as well as to general market or economic conditions. Furthermore, an active trading market for New Blaize’s securities may never develop or, if developed, it may not be sustained. You may be unable to sell your securities unless a market can be established and sustained.
Claims for indemnification by New Blaize’s directors and officers may reduce its available funds to satisfy successful third-party claims against New Blaize and may reduce the amount of money available to New Blaize.
The proposed organizational documents will provide that New Blaize will indemnify its directors and officers, in each case to the fullest extent permitted by Delaware law.
In addition, as permitted by Section 145 of the DGCL, the amended and restated bylaws and its indemnification agreements that it will enter into with its directors and officers will provide that:
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New Blaize will indemnify its directors and officers for serving New Blaize in those capacities or for serving other business enterprises at its request, to the fullest extent permitted by Delaware law. Delaware law provides that a corporation may indemnify such person if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the registrant and, with respect to any criminal proceeding, had no reasonable cause to believe such person’s conduct was unlawful;

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New Blaize may, in its discretion, indemnify employees and agents in those circumstances where indemnification is permitted by applicable law;

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New Blaize will be required to advance expenses, as incurred, to its directors and officers in connection with defending a proceeding, except that such directors or officers shall undertake to repay such advances if it is ultimately determined that such person is not entitled to indemnification;

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New Blaize will not be obligated pursuant to its amended and restated bylaws to indemnify a person with respect to proceedings initiated by that person against New Blaize or its other indemnitees, except with respect to proceedings authorized by its board of directors or brought to enforce a right to indemnification;

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the rights conferred in the amended and restated bylaws are not exclusive, and New Blaize is authorized to enter into indemnification agreements with its directors, officers, employees and agents and to obtain insurance to indemnify such persons; and

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New Blaize may not retroactively amend its bylaw provisions to reduce its indemnification obligations to directors, officers, employees and agents.

New Blaize will be deemed to be an “emerging growth company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies, New Blaize’s Class A shares may be less attractive to investors.
New Blaize will qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act, as of the closing of the Business Combination. As such, New Blaize will be eligible for and intends to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as it continues to be an emerging growth company, including, but not limited to, (a) not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, (b) reduced disclosure obligations regarding executive compensation in New Blaize’s periodic reports and proxy statements and (c) exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. As a result, New Blaize’s stockholders may not have access to certain information they may deem important. New Blaize will remain an emerging growth company until the earliest of (i) the last day of the fiscal year in which the market value of shares of Common Stock that are held by non-affiliates exceeds $700 million as of June 30 of that fiscal year, (ii) the last day of the fiscal year in which it has total annual gross revenue of $1.235 billion or more during such fiscal year (as indexed for inflation), (iii) the date on which it has issued more than $1 billion in non-convertible debt in the prior three-year period or (iv) December 31, 2026, which is the last day of the fiscal year following the fifth anniversary of the date of the first sale of Common Stock in BurTech’s initial public offering. We cannot predict whether investors will find New Blaize’s securities less attractive because it will rely on these exemptions. If some investors find New Blaize’s securities less attractive as a result of its reliance on these exemptions, the trading prices of New Blaize’s securities may be lower than they otherwise would be, there may be a less active trading market for New Blaize’s securities and the trading prices of New Blaize’s securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of New Blaize’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
As an emerging growth company, New Blaize may also take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to obtain an assessment of the effectiveness of our internal controls over financial reporting from our independent registered public accounting firm pursuant to Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our shares of common stock less attractive because we will rely on these exemptions. If some investors find our shares of common stock less attractive as a result, there may be a less active market for our shares of common stock and our share price may be more volatile.
Anti-takeover provisions contained in the Proposed Charter and Proposed Bylaws, as well as provisions of Delaware law, could impair a takeover attempt.
The Proposed Charter and Proposed Bylaws contain provisions that could have the effect of delaying or preventing changes in control or changes in our management without the consent of our board of directors. These provisions include:
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no cumulative voting in the election of directors, which limits the ability of minority stockholders to elect director candidates;

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the exclusive right of our board of directors to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director with or without cause by stockholders, which prevents stockholders from being able to fill vacancies on our board of directors;

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the ability of our board of directors to determine whether to issue shares of our preferred stock and to determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer;

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a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders;

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the requirement that a special meeting of stockholders may be called only by the chairperson of the board of directors, the chief executive officer, the president or the board of directors, which may delay the ability of our stockholders to force consideration of a proposal or to take action, including the removal of directors;

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limiting the liability of, and providing indemnification to, our directors and officers;

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controlling the procedures for the conduct and scheduling of stockholder meetings;

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granting the ability to remove directors with cause by the affirmative vote of 66 2∕3% in voting power of the outstanding shares of New Blaize Common Stock entitled to vote thereon;

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requiring the affirmative vote of at least 66 2∕3% of the voting power of the outstanding shares of capital stock of New Blaize entitled to vote generally in the election of directors, voting together as a single class, to amend the Proposed Bylaws or ARTICLE IV, ARTICLE V, ARTICLE VI, ARTICLE VII, ARTICLE VIII, and ARTICLE IX of the Proposed Charter; and

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advance notice procedures that stockholders must comply with in order to nominate candidates to the New Blaize Board or to propose matters to be acted upon at a stockholders’ meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of New Blaize.

These provisions, alone or together, could delay hostile takeovers and changes in control of New Blaize or changes in the New Blaize Board and New Blaize’s management.
As a Delaware corporation, we are also subject to provisions of Delaware law, including Section 203 of the DGCL, which will prevent some stockholders holding more than 15% of the outstanding New Blaize Common Stock from engaging in certain business combinations without approval of the holders of substantially all of New Blaize Common Stock. Any provision of the Proposed Charter or Proposed Bylaws or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for our stockholders to receive a premium for their shares of New Blaize Common Stock and could also affect the price that some investors are willing to pay for New Blaize Common Stock.
Risks Related to Being a Public Company
The price of New Blaize Common Stock may fluctuate significantly following the Business Combination and you could lose all or part of your investment as a result.
The market price of New Blaize Common Stock may be volatile. The stock market in general, and the market for technology companies in particular, have experienced volatility that has often been unrelated to the operating performance or prospects of particular companies. As a result of this volatility, you could lose all or part of your investment.
In recent years, the stock market in general has experienced significant price and volume fluctuations that have often been unrelated or disproportionate to changes in the operating performance of the companies whose stock is experiencing those price and volume fluctuations. Broad market and industry factors may seriously affect the market price of New Blaize Common Stock, regardless of actual operating performance. These fluctuations may be even more pronounced in the trading markets for New Blaize Common Stock shortly following the closing of the Business Combination. Following periods of such volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Because of the potential volatility of New Blaize Common Stock, New Blaize may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from New Blaize’s business. The realization of any of the above risks or any of a broad range of other risks, including those described in this “Risk Factors” section, could have a dramatic and material adverse impact on the market price of our common stock following the Business Combination.
New Blaize will incur increased costs as a result of operating as a public company, and New Blaize’s management will be required to devote substantial time to new compliance initiatives and corporate governance practices.
As a public company, New Blaize will incur significant legal, accounting, and other expenses that Blaize did not incur as a private company. The Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the listing requirements of Nasdaq, and other applicable securities rules and regulations impose various requirements on public companies, including establishment and maintenance of effective disclosure and financial controls and corporate governance practices. We expect that New Blaize will need to hire additional accounting, finance, and other personnel in connection with New Blaize’s becoming, and New Blaize’s efforts to comply with the requirements of being, a public company, and New Blaize’s management and other personnel will need to devote a substantial amount of time towards maintaining compliance with these requirements. These requirements will increase New Blaize’s legal and financial compliance costs and will make some activities more time-consuming and costly. For example, New Blaize expects that the rules and regulations applicable to it as a public company may make it more difficult and more expensive for it to obtain director and officer liability insurance, which could make it more difficult for it to attract and retain qualified members of New Blaize’s Board of Directors. Blaize is currently evaluating these rules and regulations and cannot predict or estimate the amount of additional costs New Blaize may incur or the timing of such costs. These rules and regulations are often subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices.
New Blaize may issue additional shares of New Blaize Common Stock or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares.
New Blaize may issue additional shares of New Blaize Common Stock or other equity securities of equal or senior rank in the future in connection with, among other things, raising additional capital, future acquisitions, repayment of outstanding indebtedness, or awards under the Incentive Award Plan and ESPP, without stockholder approval, in a number of circumstances. New Blaize may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by the investors in the Business Combination, and investors purchasing shares or other securities in the future could have rights superior to existing shareholders. The price per share at which the additional shares or securities convertible or exchangeable into public shares, will be sold in future transactions may be higher or lower than the price per share paid by investors during the Business Combination.
New Blaize’s management team has no experience managing a public company.
Members of the New Blaize management team have no experience managing a publicly traded company, interacting with public company investors, and complying with the increasingly complex laws pertaining to public companies. The New Blaize management team may not successfully or efficiently manage our transition to being a public company that is subject to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from our senior management and could divert their attention away from the day-to-day management of our business, which could harm our business, financial condition, and results of operations.
If securities or industry analysts do not publish research or reports about our business, if they adversely change their recommendation regarding New Blaize Common Stock or if our results of operations do not meet their expectations, including projections in those reports that differ from our actual results, our share price and trading volume could decline.
The trading market for New Blaize Common Stock will be influenced by the research and reports that industry or securities analysts publish about us or our business. We do not have any control over these analysts. Securities and industry analysts do not currently, and may never, publish research on New Blaize.

If no securities or industry analysts commence coverage of New Blaize, the trading price of New Blaize Common Stock would likely be negatively impacted. In the event securities or industry analysts initiate coverage, and one or more of these analysts cease coverage of New Blaize or fail to publish reports on us regularly, we could lose visibility in the financial markets, which in turn could cause the price of our common stock or trading volume to decline. Moreover, if one or more of the analysts who cover us publish negative reports, downgrade our stock, or if our results of operations do not meet their expectations, the price of New Blaize Common Stock could decline. Securities research analysts may establish and publish their own periodic projections for New Blaize following consummation of the Business Combination. These projections may vary widely and may not accurately predict the results we actually achieve. Our share price may decline if our actual results do not match the projections of these securities research analysts.
New Blaize’s business and operations could be negatively affected if it becomes subject to any securities litigation or stockholder activism, which could cause New Blaize to incur significant expense, hinder execution of business and growth strategy and impact its stock price.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing recently. Volatility in the stock price of New Blaize Common Stock or other reasons may in the future cause it to become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and board of directors’ attention and resources from New Blaize’s business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to New Blaize’s future, adversely affect its relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, New Blaize may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, its stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.
Risks Related to BurTech’s Business and the Business Combination
Unless the context otherwise requires, all references to “we,” “us,” or “our” in this subsection refer to BurTech.
The Business Combination and New Blaize becoming a publicly listed company as a result of the Merger differs significantly from an underwritten initial public offering.
There are risks to our stockholders who are not affiliates of the Sponsor of becoming stockholders of New Blaize through the Business Combination rather than acquiring securities of Blaize directly in an underwritten public offering, including no independent due diligence review by an underwriter and conflicts of interest of the Sponsor.
Because there is no independent third-party underwriter involved in the Business Combination or the issuance of securities in connection therewith, investors will not receive the benefit of any outside independent review of BurTech’s or Blaize’ respective finances and operations. Underwritten public offerings of securities conducted by a licensed broker-dealer are subjected to a due diligence review by the underwriter or dealer manager to satisfy statutory duties under the Securities Act, the rules of Financial Industry Regulatory Authority, Inc. (FINRA) and the national securities exchange where such securities are listed. Additionally, underwriters or dealer-managers conducting such public offerings are subject to liability for any material misstatements or omissions in a registration statement filed in connection with the public offering. As no such review will be conducted in connection with the Business Combination, our stockholders must rely on the information in this proxy statement/prospectus and will not have the benefit of an independent review and investigation of the type normally performed by an independent underwriter in a public securities offering.
In addition, the Sponsor and certain of BurTech’s officers and directors have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders generally. Such interests may have influenced BurTech’s directors in making their recommendation that you vote in favor of the Business Combination Proposal and the other proposals described in this proxy statement/prospectus. See “The exercise of BurTech’s directors’ and officers’ discretion in agreeing to changes or permitted waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the best interests of BurTech stockholders.” and “Our Public Stockholders will experience immediate dilution due to the issuance of shares of BurTech Class A Common Stock to Blaize stockholders in the Business Combination and may experience additional dilution as a consequence of certain transactions, including the issuance of shares of BurTech Class A Common Stock in a PIPE financing in the future. Having a minority share position may reduce the influence that our current stockholders have on the management of New Blaize.”
Because there are no underwriters engaged in connection with the Business Combination, prior to the opening of trading on Nasdaq on the trading day immediately following the Closing, there will be no book building process and no price at which underwriters initially sold shares to the public to help inform efficient and sufficient price discovery with respect to the initial post-closing trades on Nasdaq. Therefore, buy and sell orders submitted prior to and at the opening of initial post-closing trading of New Blaize Common Stock on Nasdaq will not have the benefit of being informed by a published price range or a price at which the underwriters initially sold shares to the public, as would be the case in an underwritten initial public offering. There will be no underwriters assuming risk in connection with an initial resale of shares of New Blaize Common Stock or helping to stabilize, maintain or affect the public price of New Blaize Common Stock following the Closing. Moreover, we will not engage in, and have not and will not, directly or indirectly, request any financial advisors to engage in, any special selling efforts or stabilization or price support activities in connection with New Blaize Common Stock that will be outstanding immediately following the Closing. All of these differences from an underwritten public offering of Blaize’s securities could result in a more volatile price for New Blaize Common Stock.
Such differences from an underwritten public offering may present material risks to unaffiliated investors that would not exist if Blaize became a publicly listed company through an underwritten initial public offering instead of upon completion of the Business Combination.
The unaudited pro forma financial information included herein may not be indicative of what New Blaize’s actual financial position or results of operations would have been.
The unaudited pro forma financial information included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” may not be representative of New Blaize’s results if the Business Combination is completed.
BurTech and Blaize currently operate as separate companies and have had no prior history as a combined entity, and Blaize’ operations have not previously been managed on a combined basis. The pro forma financial information included in this proxy statement/prospectus is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have actually occurred had the Business Combination been completed at or as of the dates indicated, nor is it indicative of the future operating results or financial position of Blaize. The pro forma statement of operations does not reflect future nonrecurring charges resulting from the Business Combination. The unaudited pro forma financial information does not reflect future events that may occur after the Business Combination and does not consider potential impacts of future market conditions on revenues or expenses. The pro forma financial information included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” has been derived from BurTech’s and Blaize’ historical financial statements and certain adjustments and assumptions have been made regarding Blaize after giving effect to the Business Combination. There may be differences between preliminary estimates in the pro forma financial information and the final acquisition accounting, which could result in material differences from the pro forma information presented in this proxy statement/prospectus in respect of the estimated financial position and results of operations of New Blaize.
In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate and other factors may affect Blaize’ financial condition or results of operations following the Closing. Any potential decline in Blaize’ financial condition or results of operations may cause significant variations in the stock price of New Blaize.

Our Sponsor, officers and directors have agreed to vote in favor of the Business Combination, regardless of how the Public Stockholders vote.
Our Sponsor, officers and directors have agreed to vote any shares of BurTech Common Stock owned by them in favor of the Business Combination, including their shares of BurTech Class A Common Stock and any Public Shares purchased after our IPO (including in open market and privately negotiated transactions). As of the Record Date, our Sponsor, and certain current and former officers and directors beneficially own an aggregate of approximately 68.5% of the outstanding shares of BurTech Common Stock. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if such persons agreed to vote their shares of BurTech Common Stock in accordance with the majority of the votes cast by the Public Stockholders.
BurTech may not be able to consummate an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem the Public Shares and liquidate, in which case the Public Stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and the Public Warrants will expire worthless.
The Existing Charter provides that BurTech must complete an initial business combination by the Extension Deadline. BurTech may not be able to complete an initial business combination by such date. If BurTech has not completed an initial business combination prior to the Extension Deadline (or successfully obtained stockholder approval of an extension prior to such date) it will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (net of Permitted Withdrawals), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BurTech’s remaining stockholders and the BurTech Board, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, the Public Stockholders may only receive $10.00 per share, and the Public Warrants will expire worthless. In certain circumstances, the Public Stockholders may receive less than $10.00 per share on the redemption of their shares.
If we seek stockholder approval of the Business Combination, our Sponsor, directors, officers, advisors and their respective affiliates may elect to purchase Public Shares or Public Warrants from public shareholders, which may influence the vote on the Business Combination and reduce the public “float” of our Class A Common Stock or Public Warrants.
If we seek stockholder approval of the Business Combination and we do not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, our Sponsor, directors, officers, advisors and their respective affiliates may purchase Public Shares or Public Warrants or a combination thereof in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation or duty to do so. Such a purchase may include a contractual acknowledgment that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsor, directors, officers, advisors and their respective affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. It is intended that, if Rule 10b-18 would apply to purchases by our Sponsor, directors, officers and their affiliates, then such purchases will comply with Rule 10b-18 under the Exchange Act, to the extent it applies, which provides a safe harbor for purchases made under certain conditions, including with respect to timing, pricing and volume of purchases.
Additionally, at any time at or prior to the Business Combination, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors and their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Business Combination or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase public shares, rights or warrants in such transactions.
The purpose of any such transactions could be to (1) reduce the number of Public Warrants outstanding and/or increase the likelihood of approval on any matters submitted to the Public Warrant holders for approval in connection with the Business Combination or (2) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of the Business Combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of the Business Combination that may not otherwise have been possible.
To the extent that any public shares are purchased such purchases will be in compliance with all of the requirements set forth in Tender Offers and Schedules Compliance and Disclosure Interpretations Question 166.01 promulgated by the SEC, including that such public shares will not be voted. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. Additionally, in the event our Sponsor, directors, officers, advisors and their respective affiliates were to purchase public shares or warrants from public stockholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:
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our registration statement/proxy statement filed for the Business Combination transaction would disclose the possibility that our Sponsor, directors, officers, advisors and their respective affiliates may purchase public shares or warrants from public stockholders outside the redemption process, along with the purpose of such purchases;

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if our Sponsor, directors, officers, advisors and their respective affiliates were to purchase public shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

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our registration statement/proxy statement filed for the Business Combination transaction would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors and their respective affiliates would not be voted in favor of approving the Business Combination transaction;

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our Sponsor, directors, officers, advisors and their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

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we would disclose in a Form 8-K, before our security holder meeting to approve the Business Combination transaction, the following material items:

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the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors and their respective affiliates, along with the purchase price;

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the purpose of the purchases by our Sponsor, directors, officers, advisors and their respective affiliates;

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the impact, if any, of the purchases by our Sponsor, directors, officers, advisors and their respective affiliates on the likelihood that the Business Combination transaction will be approved;

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the identities of our security holders who sold to our Sponsor, directors, officers, advisors and their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers and their affiliates; and

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the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The BurTech Warrants are accounted for as liabilities and the changes in value of the BurTech Warrants could have a material effect on our financial results.
On April 12, 2021, the SEC issued a statement (the “Statement”) discussing the accounting implications of certain terms that are common in warrants issued by special purpose acquisition companies. In light of the Statement and guidance in ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” BurTech’s management evaluated the terms of the BurTech Warrant Agreement and concluded that the BurTech Warrants include provisions that, based on the Statement, preclude the BurTech Warrants from being classified as components of equity. As a result, BurTech has classified the BurTech Warrants as liabilities. Under this accounting treatment, BurTech is required to measure the fair value of the BurTech Warrants at the end of each reporting period and recognize changes in the fair value from the prior period in its operating results for the current period. As a result of the recurring fair value measurement, BurTech’s financial statements and results of operations may fluctuate quarterly based on factors which are outside its control. BurTech expects that it will recognize non-cash gains or losses due to the quarterly fair valuation of the BurTech Warrants and that such gains or losses could be material.
The future exercise of registration rights may adversely affect the market price of New Blaize Common Stock.
Certain of our stockholders will have registration rights for restricted securities. We are obligated to register certain securities, including all of the shares of New Blaize Common Stock held by our Sponsor and our directors and officers and received upon the conversion of their BurTech Class A Common Stock in connection with the Merger, New Blaize Common Stock that is issuable upon exercise of the BurTech Warrants, and shares of New Blaize Common Stock received by certain significant Blaize stockholders as part of the Business Combination. We are obligated to (i) file a “shelf” registration statement to register, as applicable, the issuance of such securities and their resale within thirty days after the Closing and (ii) use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as reasonably practicable after the filing. Sales of a substantial number of shares of New Blaize Common Stock pursuant to such registration statement in the public market could occur at any time the registration statement remains effective. In addition, certain registration rights holders can request underwritten offerings to sell their securities. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of New Blaize Common Stock.
At Closing, the trading price per share value of New Blaize Common Stock may be less than the per share value of the Trust Account.
Although the parties to the Business Combination have agreed the relative consideration to be provided to Blaize stockholders and BurTech stockholders on the basis that shares of New Blaize Common Stock are valued at $10.00 per share, the cash backed value per share of New Blaize Common Stock following the Business Combination is expected to be substantially less than $10.00 per share. The cash held in the Trust Account as of September 30, 2024 was approximately $11.49 per Public Share. Accordingly, Public Stockholders who do not exercise redemption rights will receive shares of New Blaize Common Stock that will have a value ascribed to them by their trading price as of two business days prior to the special meeting, which may be substantially less than the amount they would have received upon exercise of redemption rights. See “Questions and Answers About the Business Combination — What happens if a substantial number of stockholders vote in favor of the Business Combination Proposal and exercise redemption rights?” In particular, the shares of most companies that are the result of a recently completed business combination between a special purpose acquisition company and an operating company have traded at prices substantially below $10.00 per share. As such Public Stockholders who do not exercise redemptions right may hold securities that never obtain a value equal to or exceeding the per share value of the Trust Account.
Warrants will become exercisable for New Blaize Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
Outstanding BurTech Warrants to purchase an aggregate of 29,648,250 shares of New Blaize Common Stock will become exercisable on the later of 30 days after the completion of the Business Combination or 12 months from the consummation of our IPO. Each whole warrant will entitle the holder thereof to purchase one share of New Blaize Common Stock at a price of $11.50 per whole share, subject to adjustment.

Warrants may be exercised only for a whole number of shares of New Blaize Common Stock. To the extent such warrants are exercised, additional shares of New Blaize Common Stock will be issued, which will result in dilution to the then existing holders of New Blaize Common Stock and an increase in the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of New Blaize Common Stock.
Because the market price of shares of BurTech Class A Common Stock will fluctuate, Blaize’s stockholders cannot be sure of the value of the consideration they will receive in the Merger.
The Merger consideration that Blaize stockholders will receive is a fixed number of shares of BurTech Class A Common Stock; it is not a number of shares with a particular fixed market value. See the section entitled “The Merger Agreement.” The market value of BurTech Class A Common Stock and Blaize Capital Stock at the Closing may vary significantly from their respective values on the date the Merger Agreement was executed or at other dates, including the date on which Blaize stockholders provide written consent to the adoption of the Merger Agreement and the transactions contemplated thereby. Because the Merger consideration is fixed and will not be adjusted to reflect any changes in the market value of shares of BurTech Class A Common Stock or Blaize Capital Stock, the market value of the shares of BurTech Class A Common Stock issued in connection with the Business Combination and the Blaize Capital Stock converted in connection with the Business Combination may be higher or lower than the values of those shares on earlier dates, and may be higher or lower than the value used to determine the exchange ratio. Accordingly, at the time of providing written consent to the Blaize Business Combination Proposal, Blaize stockholders will not know or be able to calculate the market value of the shares of BurTech Class A Common Stock they would receive upon the completion of the Business Combination. Stock price changes may result from a variety of factors, including changes in the business, operations or prospects of BurTech or Blaize, regulatory considerations and general business, market, industry or economic conditions. Many of these factors are outside of the control of BurTech and Blaize.
Our Public Stockholders will experience immediate dilution due to the issuance of shares of BurTech Class A Common Stock to Blaize stockholders in the Business Combination, and may experience additional dilution as a consequence of certain transactions, including the issuance of shares of BurTech Class A Common Stock in a PIPE financing in the future. Having a minority share position may reduce the influence that our current stockholders have on the management of New Blaize.
It is anticipated that, following the completion of the Business Combination (for illustrative purposes), BurTech’s existing stockholders, including our Sponsor, will retain an ownership interest in the range of 16.6%, 15.2% and 15.4% of New Blaize under the no redemption, 50% of maximum redemption and maximum redemption scenarios, respectively, Blaize stockholders will own an amount in the range of 55.3%, 56.2%, and 56.0% of New Blaize under the no redemption, 50% of maximum redemption and maximum redemption scenarios, respectively. For a description of the assumptions used in the no redemption, 50% of maximum redemption and maximum redemption scenarios, please see the section entitled “Questions and Answers About the Business Combination — What equity stake will current BurTech stockholders and Blaize stockholders have in New Blaize?” To the extent that any of the BurTech Warrants are exercised for New Blaize Common Stock, current stockholders may experience substantial dilution. Such dilution could, among other things, limit the ability of our current stockholders to influence management of New Blaize through the election of directors following the Business Combination.
Neither BurTech nor its stockholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total Merger Consideration in the event that any of the representations and warranties made by Blaize in the Merger Agreement ultimately proves to be inaccurate or incorrect.
The representations and warranties made by Blaize and BurTech to each other in the Merger Agreement will not survive the consummation of the Business Combination. As a result, BurTech and its stockholders will not have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total Merger Consideration if any representation or warranty made by Blaize in the Merger Agreement proves to be inaccurate or incorrect. Accordingly, to the extent such representations or warranties are incorrect, BurTech would have no indemnification claim with respect thereto and its financial condition or results of operations could be adversely affected.
The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Merger Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.
The Merger Agreement is subject to a number of conditions which must be fulfilled in order to complete the Business Combination. Those conditions include: (a) approval of the Business Combination and related agreements and transactions by the respective shareholders of BurTech and Blaize, (b) effectiveness of the registration statement on Form S-4 filed in connection with the Business Combination, (c) expiration or termination of all waiting periods under the HSR Act, (d) the absence of any order or law enjoining, prohibiting or making illegal the consummation of the Business Combination; (e) receipt of approval for listing on Nasdaq the shares of New Blaize Common Stock to be issued in connection with the Business Combination, and (f) other conditions as set forth in the subsection entitled “The Business Combination — Conditions to Closing of the Merger Agreement.” The completion of the Business Combination is not assured and is subject to risks, including the risk that the foregoing conditions are not timely satisfied.
In addition, the parties can mutually decide to terminate the Merger Agreement any time, before or after shareholder approval, or BurTech or Blaize may elect to terminate the Merger Agreement in certain other circumstances. For additional information please see the subsection entitled “The Business Combination — Termination.” If the Business Combination is not completed, BurTech could be subject to several risks, including:
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the parties may be liable for damages to one another under the terms and conditions of the Merger Agreement;

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negative reactions from the financial markets, including declines in the price of the BurTech Class A Common Stock due to the fact that current prices reflect a market assumption that the Business Combination will be completed;

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the attention of our management will have been diverted to the Business Combination rather than the pursuit of other opportunities in respect of an initial business combination; and

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we will have a limited period of time, if any, to complete an alternative initial business combination and we may not be as attractive to potential alternative partners to an initial business combination if we are unable to complete the Business Combination.

We may waive one or more of the conditions to the Business Combination.
We may agree to waive, in whole or in part, some of the conditions to our obligations to complete the Business Combination, to the extent permitted by the Existing Charter and applicable laws. For example, it is a condition to our obligations to close the Business Combination that certain of Blaize’ representations and warranties are true and correct in all material respects as of the Closing Date. However, if our board of directors determines that it is in our stockholders’ best interest to waive any such breach, then the board may elect to waive that condition and close the Business Combination. We are not able to waive the condition that our stockholders approve the Business Combination.
The exercise of BurTech’s directors’ and officers’ discretion in agreeing to changes or permitted waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the best interests of BurTech stockholders.
In the period leading up to the Closing events may occur that, pursuant to the Merger Agreement, would require BurTech to agree to amend the Merger Agreement, to consent to certain actions taken by Blaize or to waive rights that BurTech is entitled to under the Merger Agreement. Such events could arise because of changes in the course of Blaize’ business, a request by Blaize to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on Blaize’ business and would entitle BurTech to terminate the Merger Agreement. In any of such circumstances, it would be at BurTech’s discretion, acting through the BurTech Board, to grant its consent or waive those rights. For example, BurTech could agree to waive the Closing condition related to no material adverse effect having occurred with respect to Blaize between the date of the Merger Agreement and the Closing. If BurTech were to waive this Closing condition and proceed to Closing of the Business Combination, the price of New Blaize Common Stock could be materially depressed.
The existence of the financial and personal interests of the directors described herein may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is best for BurTech and what he, she or they may believe is best for himself, herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, BurTech does not believe there will be any material changes or waivers that BurTech’s directors and officers would be likely to make after the mailing of this proxy statement/prospectus. BurTech will circulate a supplemental or amended proxy statement/prospectus if changes to the terms of the Business Combination that would have a material impact on its stockholders are required prior to the vote on the Business Combination Proposal.
BurTech’s ability to successfully effect the Business Combination and New Blaize’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Blaize, all of whom BurTech expects to stay with New Blaize following the Closing. The loss of such key personnel could negatively impact the operations and financial results of the combined business.
BurTech’s ability to successfully effect the Business Combination and New Blaize’s ability to successfully operate the business following the Closing is dependent upon the efforts of certain key personnel of Blaize. Although BurTech expects key personnel to remain with New Blaize following the Business Combination, there can be no assurance that they will do so. It is possible that Blaize or New Blaize will lose some key personnel, the loss of which could negatively impact the operations and profitability of New Blaize. Furthermore, following the Closing, certain of the key personnel of Blaize who will become the management of New Blaize may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause New Blaize to have to expend time and resources helping them become familiar with such requirements.
Public Stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, Public Stockholders may be forced to sell their Public Shares or Public Warrants, potentially at a loss.
Public Stockholders will be entitled to receive funds from the Trust Account only upon the earliest to occur of: (i) BurTech’s completion of an initial business combination, and then only in connection with those shares of BurTech Class A Common Stock that such Public Stockholder properly elected to redeem, subject to the limitations described herein, (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Existing Charter (A) to modify the substance or timing of BurTech’s obligation to redeem 100% of the Public Shares if BurTech does not complete an initial business combination by the Extension Deadline or (B) with respect to any other material provisions of the Existing Charter relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Public Shares if BurTech is unable to complete an initial business combination by the Extension Deadline, subject to applicable law and as further described herein. In no other circumstances will a Public Stockholder have any right or interest of any kind in the Trust Account. Holders of Public Warrants will not have any right to the proceeds held in the Trust Account with respect to the Public Warrants. Accordingly, to liquidate their investment, Public Stockholders may be forced to sell their Public Shares or Public Warrants, potentially at a loss.
BurTech may not have sufficient funds to satisfy indemnification claims of its directors and executive officers.
BurTech has agreed to indemnify its officers and directors to the fullest extent permitted by law. However, BurTech’s officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account. Accordingly, any indemnification provided will be able to be satisfied by BurTech only if (i) BurTech has sufficient funds outside of the Trust Account or (ii) BurTech consummates an initial business combination. BurTech’s obligation to indemnify its officers and directors may discourage stockholders from bringing a lawsuit against its officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against BurTech’s officers and directors, even though such an action, if successful, might otherwise benefit BurTech and its stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent BurTech pays the costs of settlement and damage awards against its officers and directors pursuant to these indemnification provisions.
If, after BurTech distributes the proceeds in the Trust Account to the Public Stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against BurTech that is not dismissed, a bankruptcy court may seek to recover such proceeds, and BurTech and the BurTech Board may be exposed to claims of punitive damages.
If, after BurTech distributes the proceeds in the Trust Account to its stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against BurTech that is not dismissed, any distributions received by BurTech’s stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by BurTech’s stockholders. In addition, the BurTech Board may be viewed as having breached its fiduciary duty to its creditors and/or having acted in bad faith, thereby exposing itself and BurTech to claims of punitive damages, by paying BurTech’s stockholders from the Trust Account prior to addressing the claims of creditors.
If, before distributing the proceeds in the Trust Account to the Public Stockholders, BurTech files a bankruptcy petition or an involuntary bankruptcy petition is filed against BurTech that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of BurTech’s stockholders and the per-share amount that would otherwise be received by BurTech’s stockholders in connection with BurTech’s liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to the Public Stockholders, BurTech files a bankruptcy petition or an involuntary bankruptcy petition is filed against BurTech that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in BurTech’s bankruptcy estate and subject to the claims of third parties with priority over the claims of BurTech’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise have been received by BurTech’s stockholders in connection with BurTech’s liquidation would be reduced.
The Sponsor and BurTech’s officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.
When considering the BurTech Board’s recommendation that BurTech’s stockholders vote in favor of the approval of the Business Combination Proposal, BurTech’s stockholders should be aware that Sponsor and certain of BurTech’s executive officers and directors have interests in the Business Combination that may be different from or in addition to (and which may conflict with) the interests of BurTech’s other stockholders. These interests include:
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the beneficial ownership of the Sponsor and certain current and former members of the BurTech Board and officers of an aggregate of 10,385,750 shares of BurTech Class A Common Stock and 898,250 Private Warrants, which shares and warrants were acquired for an aggregate investment of $8,982,500 at the time of BurTech’s formation and the IPO and would become worthless if BurTech does not complete a business combination by the Extension Deadline, as such stockholders have waived any redemption right with respect to those shares and the Private Placement Warrants would expire worthless. After giving effect to the Business Combination, the Sponsor and certain current and former members of the BurTech Board and officers would own up to an aggregate of 12,158,014 shares of BurTech Class A Common Stock and 898,250 Private Placement Warrants. Such shares have an aggregate market value of approximately $137.9 million, based on the Closing Price of BurTech Class A Common Stock of $11.34 on Nasdaq on November 8, 2024;

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the continued indemnification of current directors and officers of BurTech and the continuation of directors’ and officers’ liability insurance after the Business Combination;

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the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, with all expenses incurred by the Sponsor and its affiliates on our behalf booked and carried on our financial statements, and as of September 30, 2024, the relevant amounts were the Convertible promissory note, related party, carried at $1,500,000 and advances from the Sponsor carried at $2,164,291, which included monthly extension contributions into the trust that have been made by the Sponsor on our behalf;

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the fact that our Sponsor, and current and former officers and directors will lose their entire investment in us if an initial business combination is not completed; and

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the fact that the Sponsor Related Parties currently secured convertible promissory notes issued by Blaize of an aggregate principal amount of $16,500,000 and the Burkhan Warrant to purchase a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaize Common Stock.

These interests may influence BurTech’s directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby. These interests were considered by the BurTech Board when it approved the Business Combination.
BurTech may amend the terms of the Public Warrants in a manner that may be adverse to holders of Public Warrants with the approval by the holders of at least a majority of the then outstanding Public Warrants. As a result, the exercise price of the Public Warrants could be increased, the exercise period could be shortened and the number of shares of BurTech Class A Common Stock purchasable upon exercise of a Public Warrant could be decreased, all without your approval.
The Public Warrants were issued in registered form under the BurTech Warrant Agreement between Continental Stock Transfer & Trust Company, N.A., as warrant agent, and BurTech. The BurTech Warrant Agreement provides that the terms of the Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least a majority of the then outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of the Public Warrants. Accordingly, BurTech may amend the terms of the Public Warrants in a manner adverse to a holder if holders of at least a majority of the then outstanding Public Warrants approve of such amendment. Although BurTech’s ability to amend the terms of the Public Warrants with the consent of at least a majority of the then outstanding Public Warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the Public Warrants, convert the Public Warrants into cash or stock, shorten the exercise period or decrease the number of shares of BurTech Class A Common Stock purchasable upon exercise of a Public Warrant.
BurTech may redeem your unexpired BurTech Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your BurTech Warrants worthless.
BurTech has the ability to redeem outstanding BurTech Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the Closing Price of BurTech Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which BurTech gives proper notice of such redemption and provided certain other conditions are met. If and when the BurTech Warrants become redeemable by BurTech, BurTech may not exercise its redemption right if the issuance of shares of BurTech Class A Common Stock upon exercise of the BurTech Warrants is not exempt from registration or qualification under applicable securities laws or BurTech is unable to effect such registration or qualification. BurTech will use its best efforts to register or qualify such shares of BurTech Class A Common Stock under applicable securities laws. Redemption of the outstanding BurTech Warrants could force you to (i) exercise your BurTech Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) sell your BurTech Warrants at the then-current market price when you might otherwise wish to hold your BurTech Warrants or (iii) accept the nominal redemption price which, at the time the outstanding BurTech Warrants are called for redemption, is likely to be substantially less than the market value of your BurTech Warrants.
Following the Business Combination, a portion of New Blaize’s total outstanding shares will be restricted from immediate resale, but may be sold into the market shortly thereafter. This could cause the market price of New Blaize Common Stock to drop significantly, even if New Blaize’s business is doing well.
In connection with the Business Combination, certain of BurTech’s and Blaize’s stockholders, including certain officers and directors, will enter into Lock-Up Agreements with New Blaize, restricting the transfer of New Blaize Common Stock, any shares of New Blaize Common Stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by such persons immediately after the Effective Time, and any other securities convertible into or exercisable or exchangeable for New Blaize Common Stock held by such persons immediately after the Effective Time, from and after the Closing. The remaining stockholders not subject to a Lock-Up Agreement may sell a substantial number of shares of New Blaize Common Stock in the public market at any time. If New Blaize’s stockholders sell, or the market perceives that New Blaize’s stockholders intend to sell, substantial amounts of New Blaize Common Stock in the public market following the Business Combination, the market price of New Blaize Common Stock could decline significantly.
Additionally, certain stockholders of New Blaize and holders of BurTech Warrants, or their transferees, will have rights, subject to some conditions, to require New Blaize to file one or more registration statements covering their shares (or the shares issuable upon exercise of the BurTech Warrants) or to include such shares in registration statements that New Blaize may file for itself or other stockholders. These shares and their resales, once registered, could be freely sold in the public market. If these additional shares are sold, or if it is perceived that they will be sold, in the public market, the trading price of New Blaize Common Stock could decline.
Upon the release of the restrictions in the Lock-Up Agreements, additional resales of New Blaize Common Stock from the stockholders that were subject to the lock-up restrictions could cause the market price of New Blaize Common Stock to drop significantly, even if New Blaize’s business is doing well.
Following the Business Combination, without giving effect to any vesting provisions applicable to any shares of BurTech Common Stock, and assuming (i) none of the Public Stockholders exercise their redemption rights, (ii) there are no exercises of any BurTech Warrants outstanding as of immediately prior to the Closing, and (iii) the issuance of all shares reserved for issuance under Blaize’s existing equity incentive plan, including pursuant to outstanding Blaize Options and Blaize RSUs, there will be 99,464,486 shares of New Blaize Common Stock outstanding. Of these shares, the majority will be available for sale in the public market beginning on the earlier to occur of (i) six months after completion of the Business Combination, (ii) the last trading day when the Closing Price of BurTech Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (iii) upon the consummation of a liquidation of New Blaize, which is when the lock-up agreements entered into by BurTech’s officers and directors and certain of Blaize’s stockholders, directors and officers in connection with the Business Combination will expire. Sales of a substantial number of such shares upon expiration of the lock-up agreements, the perception that such sales may occur, or early release of restrictions in the lock-up agreements, could cause the market price of New Blaize Common Stock to fall or make it more difficult for you to sell your New Blaize Common Stock at a time and price that you deem appropriate.
In addition, promptly following the completion of the Business Combination, New Blaize intends to file one or more registration statements registering the issuance of additional shares of New Blaize Common Stock subject to Blaize Options and Blaize RSUs or reserved for future issuance under New Blaize’s Incentive Award Plan and ESPP. Shares registered under these registration statements will be available for sale in the public market subject to vesting arrangements and exercise of options, the lock-up agreements described above and, in the case of New Blaize’s affiliates, the restrictions of Rule 144 under the Securities Act.

Additionally, certain stockholders of New Blaize and holders of BurTech Warrants, or their transferees, will have rights, subject to some conditions, to require New Blaize to file one or more registration statements covering their shares (or the shares issuable upon exercise of the BurTech Warrants) or to include such shares in registration statements that New Blaize may file for itself or other stockholders. These shares and their resales, once registered, could be freely sold in the public market. If these additional shares are sold, or if it is perceived that they will be sold, in the public market, the trading price New Blaize Common Stock could decline.
The Existing Charter and the Proposed Charter require, to the fullest extent permitted by law, that derivative actions brought in BurTech’s or New Blaize’s name, as applicable, against their respective directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware, which may have the effect of discouraging lawsuits against BurTech’s or New Blaize’s directors, officers, other employees or stockholders, as applicable.
The Existing Charter and the Proposed Charter require, to the fullest extent permitted by law, that derivative actions brought in BurTech’s or New Blaize’s name, as applicable, against their respective directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware, except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. This exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with BurTech or New Blaize, as applicable, or any of their respective directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims, although their respective stockholders will not be deemed to have waived their compliance with federal securities laws and the rules and regulations thereunder. However, there is no assurance that a court would enforce the choice of forum provision contained in the Existing Charter and the Proposed Charter. If a court were to find such provision to be inapplicable or unenforceable in an action, BurTech or New Blaize, as applicable, may incur additional costs associated with resolving such action in other jurisdictions, which could harm their business, operating results and financial condition.
The Existing Charter and the Proposed Charter provide that the exclusive forum provision will be applicable to the fullest extent permitted by applicable law. The Proposed Charter also provides that (A) the exclusive forum provision shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction and (B) unless New Blaize consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. As noted above, the Proposed Charter provides that the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act. Due to the concurrent jurisdiction for federal and state courts created by Section 22 of the Securities Act over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, there is uncertainty as to whether a court would enforce the exclusive form provision. Investors also cannot waive compliance with the federal securities laws and the rules and regulations thereunder.
If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about New Blaize, its business, or its market, or if they change their recommendations regarding New Blaize’s securities adversely, the price and trading volume of New Blaize’s securities could decline.
The trading market for New Blaize’s securities will be influenced by the research and reports that industry or securities analysts may publish about New Blaize, its business, market or competitors. Securities and industry analysts do not currently, and may never, publish research on New Blaize. If no securities or industry analysts commence coverage of New Blaize, New Blaize’s share price and trading volume would likely be negatively impacted. If any of the analysts who may cover New Blaize change their recommendation regarding New Blaize Common Stock adversely, or provide more favorable relative recommendations about New Blaize’s competitors, the price of shares of New Blaize Common Stock would likely decline. If any analyst who may cover New Blaize were to cease coverage of New Blaize or fail to regularly publish reports on it, New Blaize could lose visibility in the financial markets, which in turn could cause its share price or trading volume to decline.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination, including the Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount Public Stockholders would receive upon any redemption or liquidation of BurTech.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of BurTech. As of September 30, 2024, all funds in the Trust Account were held in cash. We will likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount Public Stockholders would receive upon any redemption or liquidation of BurTech.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate BurTech. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in as cash which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of BurTech. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in New Blaize, including any potential price appreciation of our securities.
Our ability to complete the Business Combination may be impacted if the Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.
Our ability to complete the Business Combination may be impacted if the Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as CFIUS, and ultimately prohibited.
The Sponsor currently owns approximately 68.5% of BurTech. Shahal Khan is the Senior Managing Member and the controlling person of the Sponsor and currently holds 49% of the outstanding membership interest in the Sponsor and Big 4 Sponsor LLC currently holds 42.3% of the outstanding membership interest in the Sponsor. Big 4 Sponsor LLC is beneficially owned by Patrick Orlando. In addition, HH Sheikh Maktoum currently holds 6.6% of the outstanding membership interest in the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that with non-U.S. persons involved or more could be involved in the Business Combination, which may increase the risk that the Business Combination becomes subject to regulatory review, including review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination is within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination or order us to divest all or a portion of a U.S. business of Surviving PubCo without first obtaining CFIUS clearance. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or Blaize to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of New Blaize. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete the Business Combination. If we cannot complete the Business Combination by December 15, 2024 because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, the Public Stockholders may lose the investment opportunity in New Blaize and the chance of realizing future gains on their investment through any price appreciation in New Blaize and the warrants would expire worthless. Please see “— If we are unable to consummate our initial business combination, Public Stockholders may be forced to wait until after the Extension Deadline before redemption from the Trust Account”.
The Sponsor has agreed to vote in favor of the Business Combination, regardless of how the Public Stockholders vote.
Unlike many other blank check companies in which the executive officers, directors and other initial stockholders agree to vote their sponsor shares in accordance with the majority of the votes cast by the Public Stockholders in connection with an initial business combination, the Sponsor has agreed (and their permitted transferees will agree), pursuant to the terms of the Sponsor Support Agreement, to vote all its shares of BurTech Class A Common Stock in favor of each proposal herein, including, without limitation, the approval and adoption of the Merger Agreement and the Business Combination. As of the Record Date, the Sponsor owned approximately 68.5% of our issued and outstanding shares of BurTech Class A Common Stock. As a result of such agreement, we do not need the affirmative vote of any of the holders of the remaining shares of BurTech Class A Common Stock held by the Public Stockholders as of the record date to approve the Business Combination Proposal.
Risks Related to Redemptions
Unless the context otherwise requires, all references to “we,” “us,” or “our” in this subsection refer to BurTech.
If a stockholder fails to receive notice of BurTech’s offer to redeem the Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.
BurTech will comply with proxy rules when conducting redemptions in connection with the Business Combination. Despite BurTech’s compliance with these rules, if a stockholder fails to receive BurTech’s proxy materials, such stockholder may not become aware of the opportunity to redeem its shares. In addition, proxy materials that BurTech furnishes to the Public Stockholders in connection with the Business Combination will describe the various procedures that must be complied with in order to validly redeem Public Shares. In the event that a stockholder fails to comply with these or any other procedures, its shares may not be redeemed.
BurTech does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for BurTech to complete the Business Combination with which a substantial majority of BurTech’s stockholders do not agree.
The Existing Charter does not provide a specified maximum redemption threshold, except that in no event will BurTech redeem the Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Business Combination and after payment of underwriters’ fees and commissions (such that BurTech is not subject to the SEC’s “penny stock” rules). As a result, BurTech may be able to complete the Business Combination even if a substantial majority of the Public Stockholders do not agree with the Business Combination and have redeemed their shares. In the event the aggregate cash consideration BurTech would be required to pay for all shares of BurTech Class A Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Business Combination exceed the aggregate amount of cash available to BurTech, BurTech will not complete the Business Combination or redeem any shares, all shares of BurTech Class A Common Stock submitted for redemption will be returned to the holders thereof, and BurTech instead may search for an alternate business combination.
If we are unable to consummate our initial business combination, Public Stockholders may be forced to wait until after the Extension Deadline before redemption from the Trust Account.
If we are unable to consummate our initial business combination by the Extension Deadline, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $100,000 of the net interest to pay dissolution expenses and which interest shall be net of taxes payable), pro rata to Public Stockholders by way of redemption and cease all operations except for the purposes of winding up of our affairs, as further described in this proxy statement/prospectus. Any redemption of Public Stockholders from the Trust Account shall be affected automatically by function of our Existing Charter prior to any voluntary winding up. If we are required to wind-up, liquidate the Trust Account and distribute such amount therein, pro rata, to the Public Stockholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of Delaware Law. In that case, investors may be forced to wait beyond the Extension Deadline, before the redemption proceeds of the Trust Account become available to them, and they receive the return of their pro rata portion of the proceeds from the Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their Public Shares. Only upon our redemption or any liquidation will Public Stockholders be entitled to distributions if we are unable to complete our initial business combination.
If a stockholder or a “group” of stockholders are deemed to hold in excess of 15% of the issued and outstanding shares of BurTech Class A Common Stock, such stockholder or group will lose the ability to redeem all such shares in excess of 15% of the issued and outstanding shares of BurTech Class A Common Stock.
The Existing Charter provides that a Public Stockholder, individually or together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to an aggregate of more than 15% of the shares of BurTech Class A Common Stock sold in the IPO without BurTech’s prior written consent. The inability of a stockholder to redeem an aggregate of more than 15% of the shares of BurTech Class A Common Stock sold in the IPO will reduce its influence over BurTech’s ability to consummate its initial business combination and such stockholder could suffer a material loss on its investment in BurTech if it sells such Excess Shares in open market transactions.
If third parties bring claims against BurTech, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.
BurTech’s placing of funds in the Trust Account may not protect those funds from third-party claims against BurTech. Although BurTech has sought to have all vendors, service providers, prospective target businesses and other entities with which it does business (except its independent registered accounting firm) execute agreements with BurTech waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the Public Stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against BurTech’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, BurTech’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to BurTech than any alternative. BurTech is not aware of any product or service providers who have not or will not provide such waiver other than the underwriters of its IPO and BurTech’s independent registered public accounting firm.
Examples of possible instances where BurTech may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with BurTech and will not seek recourse against the Trust Account for any reason. Upon redemption of the Public Shares, if BurTech is unable to complete its initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with its initial business combination, BurTech will be required to provide for payment of claims of creditors that were not waived that may be brought against BurTech within the 10 years following redemption. Accordingly, the per-share redemption amount received by Public Stockholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors. Pursuant to a letter agreement, our Sponsor has agreed that it will be liable to BurTech if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which BurTech has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under BurTech’s indemnity of the underwriters of BurTech’s IPO against certain liabilities, including liabilities under the Securities Act. However, BurTech has not asked the Sponsor to reserve for such indemnification obligations, nor has BurTech independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of BurTech. Therefore, BurTech cannot assure you that the Sponsor would be able to satisfy those obligations. None of BurTech’s officers or directors will indemnify BurTech for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
BurTech’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to the Public Stockholders.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, BurTech’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations.
While BurTech currently expects that its independent directors would take legal action on its behalf against the Sponsor to enforce its indemnification obligations to BurTech, it is possible that BurTech’s independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If BurTech’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to the Public Stockholders may be reduced below $10.00 per share.
BurTech stockholders may be held liable for claims by third parties against BurTech to the extent of distributions received by them upon redemption of their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to the Public Stockholders upon the redemption of the Public Shares in the event BurTech does not complete an initial business combination by the Extension Deadline may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is BurTech’s intention to redeem the Public Shares as soon as reasonably possible following the Extension Deadline in the event it does not complete its initial business combination and, therefore, BurTech does not intend to comply with the foregoing procedures.
Because BurTech will not be complying with Section 280, Section 281(b) of the DGCL requires BurTech to adopt a plan, based on facts known to BurTech at such time that will provide for BurTech’s payment of all existing and pending claims or claims that may be potentially brought against BurTech within the 10 years following its dissolution. However, because BurTech is a blank check company, rather than an operating company, and BurTech’s operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from BurTech’s vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If BurTech’s plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. BurTech cannot assure you that it will properly assess all claims that may be potentially brought against BurTech. As such, BurTech’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of BurTech’s stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the Trust Account distributed to the Public Stockholders upon the redemption of the Public Shares in the event BurTech does not complete an initial business combination by the Extension Deadline is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.
There is no guarantee that a stockholder’s decision whether to redeem their shares of BurTech Class A Common Stock for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.
BurTech can give no assurance as to the price at which a stockholder may be able to sell its Public Shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in BurTech’s share price, and may result in a lower value realized now than a stockholder of BurTech might realize in the future had the stockholder redeemed their shares. Similarly, if a stockholder does not redeem their shares, the stockholder will bear the risk of ownership of the Public Shares after the consummation of any initial business combination, including the Business Combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A stockholder should consult the stockholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of our shares in connection with redemptions pursuant to the Business Combination.
Pursuant to the IRA, commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (each, a “covered corporation”). The excise tax is imposed on the repurchasing corporation and not on its stockholders. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim rules are subject to change.
Because BurTech is a Delaware corporation and its securities trade on the Nasdaq, BurTech is a “covered corporation” for purposes of the excise tax. Because the application for the excise tax is not entirely clear, any redemption or other repurchase effected by BurTech in connection with the Business Combination may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a redemption would depend on a number of factors, including: (i) whether the redemption is treated as a repurchase of stock for purposes of the excise tax, (ii) the fair market value of the redemptions, (iii) the nature and amount of any PIPE issuances, (iv) the nature and amount of the equity issued by us in connection with the Business Combination, including the shares of BurTech issued to Blaize stockholders in the Business Combination (or otherwise issued by BurTech not in connection with the Business Combination but within the same taxable year of the redemption treated as a repurchase of stock), and (v) the content of any proposed or final regulations and other guidance from the Treasury Department. The excise tax is imposed on the repurchasing corporation and not on its stockholders, and the mechanics of any required payment of the excise tax remain to be determined. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Any excise tax payable by us in connection with a redemption could affect our ability to complete the Business Combination.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Unless the context requires otherwise, references to “Blaize,” “we,” “us,” “our” and “the Company” in this section are to the business and operations of Blaize prior to the Merger and to New Blaize following the Business Combination.
a.
Introduction

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the Final Rule, Release No. 33-10786, “Amendments to the Financial Disclosures about Acquired and Disposed Businesses.” The unaudited pro forma condensed combined financial information presents the pro forma effects of the Business Combination and the material transactions that have occurred, or are probable of occurring, subsequent to the latest balance sheet date that are material to investors.
BurTech is a blank check company incorporated in Delaware in March 2021. BurTech was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On December 10, 2021, BurTech consummated its IPO, generating gross proceeds of $287.5 million. Simultaneously with the closing of the IPO, BurTech consummated the sale of 898,250 private placement warrants at a purchase price of $10.00 per private placement warrant in a private placement to BurTech’s sponsor, BurTech LP LLC, a Delaware corporation (the “Sponsor”), generating gross proceeds of $9.0 million.
Blaize, incorporated in the State of Delaware in 2010, is an innovative semiconductor and software technology company dedicated to revolutionizing the world of AI. We provide AI accelerated computing solutions for the edge. Our mission is to enable enterprises to harness the power of AI at the edge, delivering real-time insights and decision-making capabilities with compelling speed and efficiency. With our innovative hardware and software solutions, we believe we are at the forefront of transforming industries and unlocking new possibilities in an increasingly connected and data-driven world.
b.
Description of the Business Combination

On December 22, 2023, Blaize entered into the Merger Agreement, which was subsequently amended on April 22, 2024, October 24, 2024 and November 21, 2024, pursuant to which, among other things, Merger Sub will merge with and into Blaize, following which the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein (collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, BurTech will be renamed Blaize Holdings, Inc., also referred to as New Blaize herein.
The equity exchange and financing related matters associated with the Business Combination are summarized as follows:
i.
Immediately prior to the Effective Time: (i) (a) the outstanding principal together with all accrued and unpaid interest on the Blaize Convertible Notes will automatically be converted into a number of shares of Blaize Common Stock in accordance with the terms of such Blaize Convertible Notes and the Blaize Convertible Note Purchase Agreements, as applicable and (b) each share of Blaize Preferred Stock will be converted into one share of Blaize Common Stock (collectively, the “Blaize Security Conversion”); and (ii) unless otherwise exercised prior to the Effective Time, the outstanding Company Warrants will, as applicable, automatically (x) expire or (y) be exercised in full for shares of Company Common Stock, in each case, in accordance with the terms of such Blaize Warrant (the “Warrant Event”).

ii.
Immediately prior to the Effective Time, the Burkhan Convertible Notes that are outstanding, automatically converted, together with all accrued and unpaid interest thereon, into the right to receive a number of shares of Blaize Common Stock in accordance with the terms of such Burkhan Convertible Notes, and (ii) the outstanding Burkhan Warrants will automatically be exercised in full for shares of Blaize Common Stock, in accordance with the terms of such Burkhan Warrants (collectively the “Burkhan Conversion Event”).
iii.
At the Effective Time, by virtue of the Merger and without any action on the part of any holder of Blaize Common Stock, each share of Blaize Common Stock, in each case, that is issued and outstanding immediately prior to the Effective Time (other than any shares subject to Blaize RSUs and Blaize Options and any Excluded Shares, and after giving effect to the Blaize Security Conversion, the Warrant Event and the Burkhan Conversion Event), shall be canceled and converted into the right to receive a number of shares of New Blaize Common Stock equal to the quotient obtained by dividing (a) the Company Base Merger Consideration, by (b) the Aggregate Company Shares (the “Per Company Share Merger Consideration”).

iv.
Following the Closing but within the five-year period following the Closing Date, Eligible Blaize Holders will be entitled to receive 15,000,000 Blaize Earnout Shares, and Burkhan will be entitled to receive up to 2,600,000 Burkhan Earnout Shares, promptly after the occurrence of four separate Earnout Triggering Events. The Blaize Earnout Shares will vest in four equal tranches of 3,750,000 shares. The Burkhan Earnout Shares will vest in four equal tranches of 325,000 shares plus 325,000 New Blaize Common Stock multiplied by the cash ratio (the “Proportionate Shares Number”). The “Cash Ratio” is the ratio equal to (x) Available Acquiror Cash, divided by (y) the Minimum Cash Amount. From the Closing until the five-year anniversary thereof, the earnout shares will vest in four tranches if the volume-weighted price per share of New Blaize Common Stock for at least 20 trading days in any 30-day trading period following the Closing equals or exceeds $12.50, $15.00, $17.50 or $20.00.

v.
As of the Effective Time, (i) each Blaize Option that is outstanding and unexercised as of immediately prior to the Effective Time shall automatically be converted into (a) the right to receive a pro rata number of Blaize Earnout Shares and (b) a New Blaize Option, upon substantially the same terms and conditions as in effect with respect to the corresponding Blaize Option and (ii) each Blaize RSU will be converted into (a) the right to receive a pro rata number of Blaize Earnout Shares and (b) a New Blaize RSU, upon substantially the same terms and conditions as in effect with respect to the corresponding Blaize RSU.

vi.
On April 22, 2024, BurTech, Blaize, Inc. and BurTech LP LLC (the “Backstop Investor”) entered into the Backstop Agreement. The Backstop Investor agrees to purchase, concurrently with the closing of the Transaction, shares of BurTech Class A common stock, par value $0.0001 per share (the “Backstop Shares”), in a private placement for a purchase price of $10.00 per share (the “Per Share Subscription Price”) to backstop certain redemptions by Blaize’s shareholders. In the event that the Trust Amount is less than $30.0 million, the Backstop Investor irrevocably subscribes for and agrees to purchase from the Issuer, at the Per Share Subscription Price, the number of Backstop Shares equal to the quotient of (a) the difference of (x) $30.0 million minus (y) the Trust Amount divided by (b) $10.00, with such number of Backstop Shares to be rounded up to the nearest whole number, and the Issuer agrees to sell such Backstop Shares to the Backstop Investor at the Per Share Subscription Price.

vii.
On April 22, 2024, the Sponsor and BurTech entered into the Sponsor Forfeiture Agreement, whereby, conditioned on Closing, the Sponsor agrees to forfeit 2,000,000 Shares held by Sponsor (the “Forfeited Shares”), such forfeiture to be effective immediately prior to the Closing.

viii.
At the Closing, New Blaize will be entitled to the sum of (1) the amount of cash available in the trust account into which substantially all of the proceeds of BurTech’s initial public offering and private placements of its warrants have been deposited, after deducting the amount required to satisfy BurTech’s obligations to its shareholders (if any) that exercise their rights to redeem their BurTech Class A Common Stock and payment of (a) any deferred underwriting commissions being held in the trust account and (b) any transaction expenses of BurTech and Blaize), plus (2) any Private Placement Investment actually received by BurTech prior to or substantially concurrently with the Closing Date, plus (3) the aggregate gross proceeds of $5.0 million received by Blaize pursuant to the Note Purchase Agreement, dated as of July 3, 2023, plus (4) any and all proceeds from financings prior to or substantially concurrently with the Closing (inclusive of proceeds received from the issuance of the Burkhan Convertible Notes and the Burkhan Warrants), plus (5) the amount contributed by or on behalf of the Sponsor pursuant to the Backstop Agreement. The sum of these amounts will be at least equal to $125.0 million (the “Minimum Cash Amount”).
c.
Description of Other Material Transactions:

Material transactions that could impact the financial information of the latest balance sheet date that are material to investors, include the following:
i.
On April 26, 2024, BurTech and EF Hutton amended the Underwriting Agreement signed on December 10, 2021. In lieu of BurTech paying the full deferred underwriting commission of $10.1 million, EF Hutton agreed to accept a $1.5 million cash payment at the Closing of a Business Combination. Once this payment is made according to the new terms, BurTech’s obligation to deliver the deferred underwriting commission will be fulfilled.

ii.
Blaize issued an additional 20,418,643 options from October 1, 2024 through the date of this filing.

d.
Accounting for the Business Combination

This unaudited pro forma condensed combined financial information should be read together with the historical financial statements and related notes of Blaize and BurTech, and other financial information included elsewhere in this proxy statement/prospectus.
Blaize has been determined to be the accounting acquirer of BurTech based on the following facts and circumstances:
•
Blaize is the larger entity in terms of substantive operations and employee base and will be the ongoing operations of the combined entity.

•
Blaize’s existing shareholders will have the greatest voting interest in the combined entity, excluding option holders, under all noted redemption scenarios.

•
Blaize’s existing shareholders will have the ability to control decisions regarding election and removal of the combined entity’s board of directors.

•
Blaize’s senior management will be the senior management of the combined entity.

•
The combined company name will be Blaize Holdings, Inc., i.e. the combined entity will assume Blaize’s name.

The preponderance of evidence as described above is indicative that Blaize is the accounting acquirer of BurTech. Accordingly, the merger between Blaize and BurTech will be accounted for as a reverse recapitalization, with BurTech being treated as the “acquired” company for financial reporting purposes. For accounting purposes, the reverse recapitalization will be the equivalent of Blaize issuing stock for the net assets of BurTech, accompanied by a recapitalization. The net assets of BurTech will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the reverse recapitalization will be those of Blaize.
e.
Basis of Pro Forma Presentation

The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information of New Blaize upon consummation of the Business Combination and other events contemplated by the Merger Agreement. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial information are described in the accompanying notes.
The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of New Blaize following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed.
The unaudited pro forma condensed combined financial information contained herein assumes that BurTech’s shareholders approve the proposed Business Combination. BurTech public shareholders may elect to redeem their public shares for cash, and BurTech cannot predict how many of its public shareholders will exercise their right to have their Class A Common Stock redeemed for cash. As a result, New Blaize has elected to provide the unaudited pro forma condensed combined financial information under three different redemption scenarios, which produce different allocations of total Blaize Holdings, Inc. equity between equity holders of Blaize Holdings, Inc. These redemption scenarios are as follows:
•
Assuming No Redemption:   This presentation assumes no redemption of 4,345,663 BurTech public shares outstanding as of September 30, 2024.

•
Assuming 50% Redemptions:   This presentation assumes 2,172,832 shares of BurTech’s Redeemable Class A Common Stock are redeemed for their pro rata share of the funds held in the Trust Account, resulting in an aggregate cash payment of approximately $25.0 million based on an assumed redemption price of approximately $11.40 per share (based on the aggregate amount of the funds held in the Trust Account of approximately $49.9 million as of September 30, 2024 and is inclusive of interest earned on the funds).

•
Assuming Maximum Redemptions:   This presentation assumes 4,345,663 shares of BurTech’s Redeemable Class A Common Stock are redeemed for their pro rata share of the funds held in the Trust Account, resulting in an aggregate cash payment of approximately $49.9 million based on an assumed redemption price of approximately $11.40 per share (based on the aggregate amount of the funds held in the Trust Account of approximately $49.9 million as of September 30, 2024 and is inclusive of interest earned on the funds).

The following summarizes the pro forma New Blaize Common Stock issued and outstanding immediately after the Business Combination and the related ownership percentages, presented under the three scenarios listed above.
	Unaudited Pro Forma Combined Share Ownership in New Blaize
	Assuming No Redemptions(1)		Assuming 50% Redemptions(1)		Assuming Maximum Redemptions(1)
	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership
Blaize Stockholders(2)	54,988,358	55.3%	54,988,358	56.2%	54,988,358	56.0%
BurTech Public Stockholders(3)	4,345,663	4.4%	2,172,832	2.2%	—	0.0%
Sponsor and related parties(4)	14,158,014	14.2%	14,662,251	15.1%	17,158,014	17.6%
Final Closing Lenders(5)	25,541,201	25.7%	25,541,201	26.1%	25,541,201	26.0%
Other(6)	431,250	0.4%	431,250	0.4%	431,250	0.4%
Total shares at Closing	99,464,486	100.0%	97,795,892	100.0%	98,118,823	100.0%

(1)
Assumes that the BurTech Public Stockholders holding the outstanding shares of BurTech’s Redeemable Class A Common Stock will not exercise their redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed no redemptions scenario, assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed 50% redemptions scenario and assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed maximum redemptions scenario. Actual BurTech Redeemable Class A Common Stock redeemed in connection with the Business Combination may vary from the amounts presented above, accordingly the ownership percentages set forth above will also vary.

(2)
The number of shares held by the Blaize Stockholders is comprised of (i) the exchange of the 17,491,453 issued and outstanding Blaize Common Stock for 13,618,356 shares of New Blaize Class A Common Stock, which gives effect to 9,279 shares that have been issued since September 30, 2024 (ii) the settlement of Blaize Convertible Notes (excluding Burkhan Convertible Notes and Final Closing Lender Convertible Notes) in exchange for the issuance of 5,785,856 shares of New Blaize Class A Common Stock, (iii) the conversion and net exercise of Blaize Warrants to 932,411 shares of New Blaize Class A Common Stock, and (iv) the conversion of Blaize Redeemable Convertible Preferred Stock for 34,651,735 shares of New Blaize Class A Common Stock based on the Exchange Ratio of approximately 0.78 shares of New Blaize Class A Common Stock for one (1) share of Blaize Common Stock or common stock equivalent upon the Closing of the Business Combination.

The number of shares held by the Blaize Stockholders does not include (i) 3,772,264 shares of New Blaize Class A Common Stock that are issued related to the conversion of the Burkhan Notes or (ii) 21,041,201 shares of New Blaize Class A Common Stock held by the Blaize Final Closing Lenders.
(3)
The number of shares held by the BurTech Public Stockholders gives effect to (i) the assumed no redemptions scenario that assumes no BurTech Public Stockholders exercise redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, (ii) the assumed 50% redemptions scenario that assumed BurTech Public Stockholders exercise their redemption rights for 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, and (iii) the assumed maximum redemptions scenario that assumes BurTech Public Stockholders exercise their redemption rights for all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock.

(4)
The number of shares held by the Sponsor and related parties is determined by adding (i) the Sponsor’s holdings of 10,385,750 BurTech’s Redeemable Class A Common Stock at September 30, 2024, as reduced by 2,000,000 of BurTech’s Redeemable Class A Common Stock that are to be forfeited as part of the Sponsor Forfeiture Agreement, (ii) 2,000,000 shares that are issued associated with Burkhan Warrants, and (iii) 3,772,264 shares issued upon conversion of the Burkhan Convertible Notes. The number of shares held by the Sponsor and related parties under the 50% redemptions scenario assumes 555,708 shares are issued as part of the Backstop Agreement and the max redemptions scenario assumes 3,000,000 shares are issued as part of the Backstop Agreement.

(5)
Final Closing Lender shares is determined by adding (i) 4,500,000 of New Blaize Class A Common Stock issued upon net exercise of the warrants issued pursuant to the Blaize Warrant Financing and (ii) 21,041,201 of New Blaize Class A Common Stock issued upon conversion of the Final Closing Lender Notes.

(6)
Represents ownership in New Blaize Common Stock, attributable to existing holdings in BurTech Class A Common Stock that is held by underwriters associated with BurTech’s initial public offering.

The actual results will be within the parameters described by the three scenarios. However, there can be no assurance regarding which scenario will be closest to the actual results. The table above excludes New Blaize shares associated with (i) New Blaize Options, (ii) New Blaize RSUs, (iii) any potential Blaize Earnout Shares and (iv) Public and Private Warrants.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(in thousands)
	As of September 30, 2024				Assuming No Redemptions			Assuming 50% Redemptions			Assuming Maximum Redemptions
	Blaize, Inc. (Historical)	BurTech Acquisition Corp. (Historical)	Other Material Event Adjustments (Note 3)	Note	Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined	Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined	Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$68,640	$—	—		$22,887	4(A)	$91,527	$2,972	4(A)	$71,612	$2,972	4(A)	$71,612
Restricted cash	—	67	—		—		67	—		67	—		67
Accounts receivable (including related parties of $0)	1,784	—	—		(69)	4(B)	1,715	(69)	4(B)	1,715	(69)	4(B)	1,715
Inventories	8,406	—	—		—		8,406	—		8,406	—		8,406
Prepaid expenses and other current assets	6,081	126	—		(4,533)	4(C)	1,674	(4,533)	4(C)	1,674	(4,533)	4(C)	1,674
Total current assets	84,911	193	—		18,285		103,389	(1,630)		83,474	(1,630)		83,474
Investments held in Trust Account	—	49,915	—		(49,915)	4(D)	—	(49,915)	4(D)	—	(49,915)	4(D)	—
Property and equipment, net	2,032	—	—		—		2,032	—		2,032			2,032
Deferred income tax assets	1,069	—	—		—		1,069	—		1,069	—		1,069
Operating lease right of use assets	1,978	—	—		—		1,978	—		1,978	—		1,978
Other assets	670	—	—		—		670	—		670	—		670
Total Assets	$90,660	$50,108	$—		$(31,630)		$109,138	$(51,545)		$89,223	$(51,545)		$89,223
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$10,979	$—	—		$(474)	4(E)	$10,505	$(474)	4(E)	$10,505	$(474)	4(E)	$10,505
Accrued and other current liabilities	6,924	3,270	—		(2,692)	4(E)	7,502	(2,692)	4(E)	7,502	(2,692)	4(E)	7,502
Accrued loss on purchase commitments	1,396	—	—		—		1,396	—		1,396	—		1,396
Accrued compensation	3,326	—	—		—		3,326	—		3,326	—		3,326
Income tax payable	359	406	—		—		765	—		765	—		765
Due to Trust Account	—	69	—		(69)	4(B)	—	(69)	4(B)	—	(69)	4(B)	—
Advances from related party	—	2,164	—		(2,164)	4(F)	—	(2,164)	4(F)	—	(2,164)	4(F)	—
Promissory note – related party	—	1,500	—		(1,500)	4(F)	—	(1,500)	4(F)	—	(1,500)	4(F)	—
Current operating lease liabilities	655	—	—		—		655	—		655	—		655
Convertible notes, current	15,977	—	—		(15,977)	4(G)	—	(15,977)	4(G)	—	(15,977)	4(G)	—
Demand notes	—	—	—		—		—	—		—	—		—
Derivative liability –
Backstop Subscription Agreement	—	447	—		(447)	4(Q)	—	(447)	4(Q)	—	(447)	4(Q)	—
Excise tax payable	—	2,523	—		—		2,523	—		2,523	—		2,523
Total current liabilities	39,616	10,379	—		(23,323)		26,672	(23,323)		26,672	(23,323)		26,672

	As of September 30, 2024				Assuming No Redemptions			Assuming 50% Redemptions			Assuming Maximum Redemptions
	Blaize, Inc. (Historical)	BurTech Acquisition Corp. (Historical)	Other Material Event Adjustments (Note 3)	Note	Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined	Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined	Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined
Earnout shares liability	—	—	—		87,202	4(H)	87,202	87,202	4(H)	87,202	87,202	4(H)	87,202
Long-term operating lease liabilities	1,307	—	—		—		1,307	—		1,307	—		1,307
Warrant liabilities	7,755	—	—		(7,755)	4(I)	—	(7,755)	4(I)	—	(7,755)	4(I)	—
Convertible notes	148,551	—	—		(148,551)	4(G)	—	(148,551)	4(G)	—	(148,551)	4(G)	—
Other liabilities	25	—	—		—		25	—		25	—		25
Deferred underwriting commissions	—	10,063	(8,563)	3(A)	(1,500)	4(J)	—	(1,500)	4(J)	—	(1,500)	4(J)	—
Total liabilities	197,254	20,442	(8,563)		(93,927)		115,206	(93,927)		115,206	(93,927)		115,206
Commitments and contingencies
Convertible preferred stock	173,347	—	—		(173,347)	4(K)	—	(173,347)	4(K)	—	(173,347)	4(K)	—
Class A ordinary shares subject to possible redemption	—	49,495	—		(49,495)	4(L)	—	(49,495)	4(L)	—	(49,495)	4(L)	—
Stockholders’ equity (deficit):
BurTech Acquisition Corp. Class A Ordinary Shares	—	1	—		(1)	4(M)	—	(1)	4(M)	—	(1)	4(M)	—
BurTech Acquisition Corp. Class B Ordinary Shares	—	—	—		—		—	—		—	—		—
New Blaize common stock	—	—	—		10	4(N)	10	10	4(N)	10	10	4(N)	10
Common stock	—	—	—		—		—	—		—	—		—
Treasury stock	—	—			—		—	—		—	—		—
Additional paid-in capital	142,618	—	—		480,416	4(O)	623,034	460,710	4(O)	603,328	460,921	4(O)	605,539
Accumulated deficit	(422,559)	(19,830)	8,563	3(A)	(195,286)	4(P)	(629,112)	(195,495)	4(P)	(629,321)	(195,706)	4(P)	(629,532)
Total stockholders’ equity (deficit)	(279,941)	(19,829)	8,563		285,139		(6,068)	265,224		(25,983)	265,224		(25,983)
Total liabilities and stockholders’ equity (deficit)	$90,660	$50,108	$—		$(31,630)		$109,138	$(51,545)		$89,223	$(51,545)		$89,223

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
(in thousands, except per share amounts)
	Blaize, Inc. (Historical)	BurTech Acquisition Corp. (Historical)	Transaction Accounting Adjustments (All Redemption Scenarios – Note 5)	Note	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming 50% Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Revenue (including related party revenue of $3,840)	$3,856	$—	—		$3,856	$3,856	$3,856
Cost of revenue (exclusive of depreciation and amortization)	3,656	—	—		3,656	3,656	3,656
Research and development	18,115	—	7,206	5(A)	25,321	25,321	25,321
Selling, general and administrative	17,303	3,385	6,824	5(A)	27,512	27,512	27,512
Depreciation and amortization	2,040	—	—		2,040	2,040	2,040
Loss on purchase commitments	1,165	—	—		1,165	1,165	1,165
Transaction costs	105	—	13,291	5(B)	13,396	13,396	13,396
Total costs and expenses	42,384	3,385	27,321		73,090	73,090	73,090
Loss from operations	(38,528)	(3,385)	(27,321)		(69,234)	(69,234)	(69,234)
Other income (expense), net:
Pay-to-Play financing charge	(35,832)	—	—		(35,832)	(35,832)	(35,832)
Debt financing charge on 2023 convertible notes	(3,145)	—	—		(3,145)	(3,145)	(3,145)
Other expense, net	(255)	—	—		(255)	(255)	(255)
Gain on foreign exchange transactions	50	—	—		50	50	50
Change in fair value of convertible notes	(9,532)	—	(131,933)	5(C)	(141,465)	(141,465)	(141,465)
Change in fair value of warrant liabilities	(945)	—	(65,624)	5(D)	(66,569)	(66,569)	(66,569)
Other financing costs	—	—	—		—	—	—
Interest income earned on Trust Account	—	5,752	(5,752)	5(E)	—	—	—
Total other income (expense)	(49,659)	5,752	(203,309)		(247,216)	(247,216)	(247,216)
Loss before income taxes	(88,187)	2,367	(230,630)		(316,450)	(316,450)	(316,450)
(Benefit from) provision for income taxes	(598)	1,028	—		430	430	430
Net income (loss)	$(87,589)	$1,339	(230,630)		$(316,880)	$(316,880)	$(316,880)
Weighted average shares outstanding – basic and diluted	4,213,244	21,453,551			99,464,486	97,795,892	98,118,823
Net loss per share – basic and diluted	$(20.79)	$0.06			$(3.19)	$(3.24)	$(3.23)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024
(in thousands, except per share amounts)
	Blaize, Inc. (Historical)	BurTech Acquisition Corp. (Historical)	Transaction Accounting Adjustments (All Redemption Scenarios – Note 6)	Note	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming 50% Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Revenue (including related party revenue of $1,525)	$1,553	$—	$—		$1,553	$1,553	$1,553
Cost of revenue (exclusive of depreciation and amortization)	1,039	—	—		1,039	1,039	1,039
Research and development	15,765	—	6,896	6(A)	22,661	22,661	22,661
Selling, general and administrative	14,538	2,526	5,326	6(A)	22,390	22,390	22,390
Depreciation and amortization	688	—	—		688	688	688
Transaction costs	163	—	—		163	163	163
Total costs and expenses	32,193	2,526	12,222		46,941	46,941	46,941
Loss from operations	(30,640)	(2,526)	(12,222)		(45,388)	(45,388)	(45,388)
Other income (expense), net:
Debt financing charge on convertible notes	(464)	—	—		(464)	(464)	(464)
Other income, net	1,677	—	—		1,677	1,677	1,677
Loss on foreign exchange transactions	(62)	—	—		(62)	(62)	(62)
Change in fair value of convertible notes	(25,921)	—	25,921	6(B)	—	—	—
Change in fair value of warrant liabilities	1,255	—	(1,255)	6(C)	—	—	—
Change in fair value of derivative liabilities	—	(447)	447	6(E)	—	—	—
Interest income earned on Trust Account	—	1,892	(1,892)	6(D)	—	—	—
Total other income (expense)	(23,515)	1,445	23,221		1,151	1,151	1,151
Loss before income taxes	(54,155)	(1,081)	10,999		(44,237)	(44,237)	(44,237)
Provision for income taxes	348	406	—		754	754	754
Net income (loss)	$(54,503)	$(1,487)	$10,999		$(44,991)	$(44,991)	$(44,991)
Weighted average shares outstanding – basic and diluted	17,466,606	15,162,663			99,464,486	97,795,892	98,118,823
Net loss per share – basic and diluted	$(3.12)	$(0.10)			$(0.45)	$(0.46)	$(0.46)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Note 1 — Basis of Presentation
The merger between Blaize and BurTech will be accounted for as a reverse recapitalization, with BurTech being treated as the “acquired” company for financial reporting purposes. For accounting purposes, the reverse recapitalization will be the equivalent of Blaize issuing stock for the net assets of BurTech, accompanied by a recapitalization. The net assets of BurTech will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the reverse recapitalization will be those of Blaize.
The unaudited pro forma condensed combined balance sheet of New Blaize as of September 30, 2024 assumes that the transactions occurred on September 30, 2024. The unaudited pro forma condensed combined statement of operations of New Blaize for the year ended December 31, 2023 and for the nine months ended September 30, 2024 presents pro forma effect to the transactions as if it had been completed on January 1, 2023.
The unaudited pro forma condensed combined balance sheet as of September 30, 2024 and unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2024 has been prepared using, and should be read in conjunction with, the following:
•
unaudited condensed consolidated financial statements of BurTech for the three and nine months ended September 30, 2024 and the related notes, included elsewhere in this proxy statement/prospectus; and

•
unaudited condensed consolidated financial statements of Blaize for the three and nine months ended September 30, 2024 and the related notes, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 has been prepared using, and should be read in conjunction with, the following:
•
consolidated financial statements of BurTech for the year ended December 31, 2023 and the related notes, included elsewhere in this proxy statement/prospectus; and

•
consolidated financial statements of Blaize for the year ended December 31, 2023 and the related notes, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and other material transactions and has been prepared for informational purposes only.
Management has made significant estimates and assumptions in its determination of the pro forma adjustments (“Other Material Event Adjustments” and “Transaction Accounting Adjustments”). As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented. Article 11 of Regulation S-X allows for the presentation of reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). BurTech has elected not to present Management’s Adjustments and will only be presenting Other Material Event Adjustments and Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The pro forma adjustments reflecting the Business Combination with BurTech are based on certain currently available information and certain assumptions and methodologies that BurTech believes are reasonable under the circumstances. The unaudited pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated.

Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible such differences may be material. BurTech believes that these assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination.
The pro forma condensed combined provision for income taxes does not necessarily reflect the amounts that would have resulted had New Blaize filed consolidated income tax returns during the periods presented.
The unaudited pro forma basic and diluted net loss per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of New Blaize shares outstanding, assuming the Business Combination occurred on January 1, 2023.
The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of New Blaize. They should be read in conjunction with the historical financial statements and notes thereto of BurTech and Blaize.
Note 2 — Accounting Policies
Upon completion of the Business Combination, management will perform a comprehensive review of BurTech’s accounting policies. As a result of the review, management may identify differences between the accounting policies of the companies which, when conformed, could have a material impact on the combined financial statements. Based on its initial analysis, management has not identified any material differences in accounting policies that would have a material impact on the unaudited pro forma condensed combined financial information.
Note 3 — Adjustments to Unaudited Pro Forma Condensed Combined Financial Information for Other Material Events
Subsequent to September 30, 2024, BurTech has had certain events occur, or that were probable of occurring, that are considered material to investors.
BurTech Material Event Adjustments — BurTech adjustments include:
(A)
Adjustment reflects the effects of the April 26, 2024 amended Underwriting Agreement between BurTech and EF Hutton, whereby in lieu of BurTech paying the full deferred underwriting commission of $10.1 million, EF Hutton agreed to accept a $1.5 million settlement if the Business Combination closes. Accordingly, an adjustment has been made to reduce the deferred underwriting commission liability by $8.6 million, with a corresponding adjustment to accumulated deficit.

Note 4 — Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
The pro forma Blaize and Transaction Accounting Adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
(A)
Cash and cash equivalents — Reflects the Transaction Accounting Adjustments impact of the Business Combination on the cash and cash equivalents balance of New Blaize. The table below summarizes the pro forma adjustments as follows:

Description	Note	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
(Amounts in thousands)
Reclassification of funds held in the Trust Account	4(A)(i)	$49,915	$24,957	$—
Payment of transaction costs and other costs	4(A)(ii)	(21,864)	(21,864)	(21,864)
Repayment of BurTech related party notes and advance	4(A)(iii)	(3,664)	(3,664)	(3,664)
Payment of deferred underwriting fee payable	4(A)(iv)	(1,500)	(1,500)	(1,500)
Proceeds from Backstop agreement	4(A)(v)	—	5,042	30,000
Pro Forma Adjustment – Cash and cash equivalents		$22,887	$2,972	$2,972

(i)
Represents the release of $49.9 million of funds held in the Trust Account upon the Closing of the Business Combination under the assumed no redemptions scenario, the release of $25.0 million of funds held in the Trust Account upon the Closing of the Business Combination under the assumed 50% redemptions scenario, and no release of funds held in the Trust Account upon the Closing of the Business Combination under the assumed maximum redemptions scenario, that will be made available for the ongoing operations of New Blaize as cash and cash equivalents. Refer to Note 4(D)(ii), Investments held in the Trust Account, for the corresponding pro forma adjusting entries for the decrease of funds held in the Trust Account.

(ii)
Reflects the payment of $21.9 million of nonrecurring transaction costs incurred, or estimated transaction costs remaining to be incurred, expected to be settled prior to, or upon, the Closing of the Business Combination. Amount represents the costs of financial advisory, legal, and other professional services, in connection with the Business Combination.

Of the $21.9 million estimated transaction costs, approximately $12.1 million are incurred or are expected to be incurred by BurTech. $2.3 million of BurTech’s total $12.1 million transaction costs were included on BurTech’s historical balance sheet as of September 30, 2024 as a component of BurTech’s accrued expenses and other current liabilities balance. See Note 4(E), Accounts payable and accrued and other current liabilities, for the corresponding pro forma adjusting entries. The approximate remaining amount of $9.8 million consists of transaction costs that are expected to be incurred by BurTech and paid by New Blaize at the Closing of the Business Combination. These amounts exclude the $1.5 million of BurTech’s transaction costs relating to the deferred underwriting fees described in Note 4(A)(iv), Cash and cash equivalents, and Note 4(J), Deferred underwriting commissions.
As of September 30, 2024, $0.9 million of Blaize’s total $9.8 million in expected transaction costs were accrued on the historical balance sheet of Blaize as a component of Blaize’s accounts payable and accrued expense balances. See Note 4(E), Accounts payable and accrued and other current liabilities, for the corresponding pro forma adjusting entries. The approximate remaining amount of $8.9 million consists of transaction costs that are expected to be incurred and paid by New Blaize at the Closing of the Business Combination (see Note 4(O)(i) Additional paid-in capital and Note 4(P)(ii), Accumulated deficit, for the corresponding $7.7 million and $1.2 million change to Blaize’s additional paid-in capital and accumulated deficit balances).
(iii)
Represents the settlement of certain convertible working capital loans from the Sponsor to BurTech in the amount of $1.5 million and the settlement of advance from the Sponsor to BurTech in the amount $2.2 million. BurTech has assumed that convertible promissory notes will be settled in cash, rather than converted to New Blaize equity.

(iv)
Reflects the payment of deferred underwriting commissions incurred during BurTech’s IPO, which will be settled in cash, in the amount of $1.5 million. See Note 4(J), Deferred underwriting commissions, for the corresponding pro forma adjusting entries.

(v)
Amount represents the cash raised from Backstop Shares sold in the amount of $5.0 million under the assumed 50% redemptions scenario and in the amount of $30.0 million under the assumed maximum redemptions scenario. See Note 4(O), Additional paid-in capital, for the corresponding pro forma adjusting entries.

(B)
Receivable and payable reflects the amount due to be reimbursed to the Trust Account from the Sponsor. Pro forma adjustment assumes settlement of these amounts upon execution of the Business Combination and settlement of the Trust Account.

(C)
Deferred transaction costs — Reflects the reclassification of $4.5 million of transaction costs incurred by Blaize in conjunction with the Business Combination and which are capitalized within Blaize’s prepaid expenses and other current assets as of September 30, 2024. Upon the close of the Business Combination, such costs will be reclassified as an equity issuance cost, resulting in a $4.5 million decrease to prepaid expenses and other current assets and a $4.5 million decrease to additional paid-in capital. See Note 4(O), Additional paid-in capital, for the corresponding pro forma adjusting entries.

(D)
Investments held in the Trust Account — Represents the reclassification of the funds associated with the Investments held in the Trust Account that become available at the Closing of the Business Combination (after giving effect to the assumed no redemptions scenario, the assumed 50% redemptions scenario, and the assumed maximum redemptions scenario) and the impact of the redemption of BurTech’s Class A Redeemable Common Stock under the assumed no redemptions scenario, the assumed 50% redemptions scenario, and the assumed maximum redemptions scenario

Description	Note	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
(Amounts in thousands)
Redemption of BurTech Class A Redeemable Common Stock	4(D)(i)	$—	$(24,957)	$(49,915)
Reclassification of funds held in the Trust Account	4(D)(ii)	(49,915)	(24,957)	—
Pro Forma Adjustment – Investments held in Trust Account		$(49,915)	$(49,915)	$(49,915)

(i)
Reflects the impact of the assumed no redemptions scenario, the assumed 50% redemptions scenario, the assumed maximum redemptions scenario, whereby no shares of BurTech’s Redeemable Class A Common Stock, 2,172,832 shares of BurTech’s Redeemable Class A Common Stock, and 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, are redeemed for no ($ — ) amounts, an aggregate payment of $25.0 million, and an aggregated payment of $49.9 million, respectively, calculated using an assumed redemption price of approximately $11.40 per share (based on the aggregate amount of the funds held in the Trust Account of approximately $49.9 million as of September 30, 2024, inclusive of interest earned on the funds). See Note 4(L)(i), Class A Common Stock subject to redemption, for the corresponding pro forma adjusting entries.

(ii)
Represents the release of $49.9 million of funds held in the Trust Account upon the Closing of the Business Combination under the assumed no redemptions scenario, the release of $25.0 million of funds held in the Trust Account upon the Closing of the Business Combination under the assumed 50% redemptions scenario, and the release of no ($ — ) amounts upon the Closing of the Business Combination under the assumed maximum redemptions scenario, that will be made available for the ongoing operations of New Blaize as cash and cash equivalents. Refer to Note 4(A)(i), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(E)
Accounts payable and accrued and other current liabilities — Reflects the payment of $2.3 million of nonrecurring transaction costs incurred by BurTech for legal services expected to be settled prior to, or upon, the Closing of the Business Combination. Additionally, reflects the payment of $0.9 million of nonrecurring transaction costs incurred by Blaize for financial advisory, legal, and other professional services expected to be settled prior to, or upon, the Closing of the Business Combination. See Note 4(A)(ii), Cash and cash equivalents, for the corresponding pro forma adjusting entries.
(F)
BurTech advances and working capital loans — Represents the settlement of certain convertible working capital loans from the Sponsor to BurTech in the amount of $1.5 million and the settlement of advance from the Sponsor to BurTech in the amount $2.2 million. BurTech has assumed that convertible promissory notes will be settled in cash, rather than converted to BurTech equity. See Note 4(A)(iii), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(G)
Convertible notes — Immediately prior to the closing of the Business Combination, all outstanding amounts of the convertible notes, including those issued to the Final Closing Lenders, as defined, together with all accrued and unpaid interest thereon, will convert into shares of Blaize Common Stock. As the convertible notes are accounted for at fair value or are expected to be recorded at fair value on a recurring basis, the Company performed a final fair value measurement using the value of New Blaize shares ultimately to be issued to such lenders. The measurement was performed using an assumed market price of $10 per share on the date of Closing, which resulted in a loss related to the change in fair value of $141.5 million. See Note 4(P)(iii) Accumulated deficit, for corresponding pro forma entries. The remeasured value of $306.0 million was reclassified into additional paid in capital, see Note 4(O)(iii) Additional paid-in capital, for corresponding pro forma entries.

(H)
Earnout shares liability — Reflects the preliminary estimated fair value of liability classified Blaize Equityholders’ Earnout Shares of $87.2 million as of September 30, 2024, with a corresponding decrease of $87.2 million to additional paid-in capital. See Note 4(O)(iv) Additional paid-in capital, for corresponding pro forma entries. For further information on the earnout shares, see Note 7.

(I)
Warrant liabilities — Immediately prior to the Effective Time, the outstanding Blaize warrants will automatically be net exercised in full for shares of Blaize Common Stock or such warrants will expire. Pro forma adjustment reflects (i) the final remeasurement to fair value of $66.6 million and (ii) the elimination of a liability of $74.3 million associated with such warrant liabilities which will occur in conjunction with the Closing and the settlement into equity as part of the recapitalization and equity exchange. The warrant treatment assumes that certain Blaize warrants that are anticipated to be out of the money at Closing Date remain unexercised and therefore expire. See Note 4(O)(v), Additional paid-in capital, and Note 4(P)(iv), Accumulated deficit, for the corresponding pro forma adjusting entries.

(J)
Deferred underwriting commissions — Reflects the settlement of BurTech’s $1.5 million deferred underwriting commissions at the Closing of the Business Combination from the funds held in the Trust Account. Refer to Note 4(A)(iv), Cash and cash equivalents, for the corresponding adjusting pro forma entries.

(K)
Convertible preferred stock — Represents the conversion of 44,494,703 shares of Blaize Redeemable Convertible Preferred Stock into 44,494,703 shares of Common Stock, immediately prior to the Closing of the Business Combination as part of the Blaize Security Conversion event, resulting in the reclassification of $173.3 million from mezzanine equity to permanent equity.

(L)
Class A Common Stock subject to redemption — Represents the redemption of BurTech’s Redeemable Class A Common Stock under the assumed no redemptions scenario, the assumed 50% redemptions scenario, and the assumed maximum redemptions scenario and the reclassification of BurTech’s Redeemable Class A Common Stock from temporary equity (mezzanine) to permanent equity of New Blaize under the assumed no redemptions scenario, assumed 50% redemptions scenario, and assumed maximum redemptions scenario at the Closing of the Business Combination

Description	Note	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
(Amounts in thousands)
Redemption of BurTech Class A Redeemable Common Stock	4(L)(i)	$—	$(24,957)	$(49,915)
Reclassification of funds held in the Trust Account	4(L)(ii)	(49,915)	(24,957)	—
Pro Forma Adjustment – Class A Common Stock subject to redemption		$(49,915)	$(49,915)	$(49,915)

(i)
Reflects the impact of the no redemptions scenario, the assumed 50% redemptions scenario, the assumed maximum redemptions scenario, whereby no shares of BurTech’s Redeemable Class A Common Stock, 2,172,832 shares of BurTech’s Redeemable Class A Common Stock, and 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, are redeemed for no ($ — ) amounts, an aggregate payment of $25.0 million, and an aggregated payment of $49.9 million, respectively, calculated using an assumed redemption price of approximately $11.40 per share (based on the aggregate amount of the funds held in the Trust Account of approximately $49.9 million as of September 30, 2024, inclusive of interest earned on the funds). See Note 4(D)(i), Investments held in the Trust Account, for the corresponding pro forma adjusting entries.

(ii)
Represents the reclassification of $49.9 million of BurTech’s Redeemable Class A Common Stock from temporary equity (mezzanine) to permanent equity under the assumed no redemptions scenario, the reclassification of $25.0 million of BurTech’s Redeemable Class A Common Stock from temporary equity (mezzanine) to permanent equity under the assumed 50% redemptions scenario, and the reclassification of no ($ — ) amounts of BurTech’s Redeemable Class A Common Stock from temporary equity (mezzanine) to permanent equity under the assumed no redemptions scenario at the Closing Date of the Business Combination. Refer to Note 4(O)(vii), Additional paid-in capital, for the corresponding pro forma adjusting entries.

(M)
BurTech Acquisition Corp. Class A Ordinary Shares — Represents adjustment to reclassify the par value associated with BurTech’s Class A Ordinary shares to the par value associated with New Blaize.

(N)
New Blaize Common Stock — Represents the adjustment to establish the value of the common stock based on a par value of $0.0001 as applied to 99,464,486 shares of New Blaize outstanding at the Effective Time.

(O)
Additional paid-in capital — Represents the impact of the Business Combination on additional paid-in capital. The table below summarizes the pro forma adjustments as follows:

Description	Note	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
(Amounts in thousands)
Blaize Transaction Expenses	4(O)(i)	$(7,709)	$(7,709)	$(7,709)
Reclass of Deferred Transaction Costs	4(O)(ii)	(4,533)	(4,533)	(4,533)
Conversion of Blaize Convertible Notes	4(O)(iii)	305,993	305,993	305,993
Recognition of liability classified Earnout Shares	4(O)(iv)	(87,202)	(87,202)	(87,202)
Conversion of Blaize Warrants	4(O)(v)	74,324	74,324	74,324
Conversion of Blaize Redeemable Convertible Preferred Stock	4(O)(vi)	173,338	173,338	173,338
Reclassification of BurTech’s Redeemable Class A Common Stock	4(O)(vii)	49,495	24,748	—
Recognition of stock based compensation associated with performance condition awards	4(O)(viii)	5,864	5,864	5,864
Reclassification of BurTech’s accumulated deficit to additional paid-in capital (elimination)	4(O)(ix)	(29,601)	(29,601)	(29,601)
Proceeds from Backstop Agreement	4(O)(x)	—	5,042	30,000
Reversal of Derivative Liability	4(O)(xi)	447	447	447
Pro Forma Adjustment – Additional paid-in capital		$480,416	$460,710	$460,921

(i)
Represents transaction costs of approximately $7.7 million expected to be incurred by Blaize related to financial advisory, legal, and other professional services, in connection with the Business Combination prior to the Closing. These costs are non-recurring in nature. Refer to Note 4(A)(ii), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(ii)
Reflects the reclassification of $4.5 million of transaction costs incurred by Blaize in conjunction with the Business Combination and which are capitalized within prepaid expenses and other current assets as of September 30, 2024. Upon the close of the Business Combination, such costs will be reclassified as an equity issuance cost, resulting in a $4.5 million decrease to prepaid expenses and other current assets and a $4.5 million decrease to additional paid-in capital. Refer to Note 4(C), Deferred Transaction Costs, for the corresponding pro forma adjusting entries.

(iii)
Immediately prior to the closing of the Business Combination, all outstanding amounts of the convertible notes, including those issued to the Final Closing Lenders, together with all accrued and unpaid interest thereon, will convert into shares of Blaize Common Stock. The remeasured value of $306.0 million was reclassified into additional paid in capital. Refer to Note 4(G), Convertible notes, for the corresponding adjusting pro forma entries.

(iv)
Reflects the preliminary estimated fair value of liability classified Blaize Equityholders’ Earnout Shares of $87.2 million as of September 30, 2024, with a corresponding recognition of $87.2 million Earnout Shares liability. Refer to Note 4(H), Earnout shares liability, for the corresponding pro forma adjusting entries and Note 7 for further information.

(v)
Reflects the conversion of the final remeasured warrant liability of $74.3 million which will occur in conjunction with the Closing and the settlement into Blaize Common stock as part of the Warrant Event. Refer to Note 4(I), Warrant liabilities, for the corresponding pro forma adjusting entries. The warrant treatment assumes that certain warrants that are anticipated to be out of the money at Closing Date remain unexercised and therefore expire.

(vi)
Represents the conversion of 44,494,703 shares of Blaize Redeemable Convertible Preferred Stock into 44,494,703 shares of Blaize Common Stock, immediately prior to the Closing of the Business Combination as part of the Blaize Security Conversion event, resulting in the reclassification of $173.3 million from mezzanine equity to permanent equity. Refer to Note 4(K), Convertible preferred stock, for the corresponding pro forma adjusting entries.
(vii)
Represents the reclassification of $49.5 million of BurTech’s Redeemable Class A Common Stock from temporary equity (mezzanine) to permanent equity under the assumed no redemptions scenario, the reclassification of $24.7 million of BurTech’s Redeemable Class A Common Stock from temporary equity (mezzanine) to permanent equity under the assumed 50% redemptions scenario, and the reclassification of no ($ — ) amounts of BurTech’s Redeemable Class A Common Stock from temporary equity (mezzanine) to permanent equity under the assumed no redemptions scenario at the Closing Date of the Business Combination. Refer to Note 4(L), Class A Common Stock subject to redemption, for the corresponding pro forma adjusting entries.

(viii)
Reflects the recognition of $5.9 million of stock-based compensation expense associated with Blaize performance-based equity awards that have a portion that are immediately vested upon the successful completion of a Business Combination. Refer to Note 4(P)(v), Accumulated deficit, for the corresponding pro forma adjusting entries.

(ix)
Reflects the $19.8 million elimination of BurTech’s historical accumulated deficit as part of the reverse recapitalization at the Closing of the Business Combination, after giving effect to the $9.8 million of transaction costs expected to be incurred by BurTech related to the Business Combination (as described in Note 4(A)(ii), Cash and cash equivalents, and Note 4(P)(vi), Accumulated deficit).

(x)
Amount represents the cash raised from Backstop Shares sold in the amount of $5.0 million under the assumed 50% redemptions scenario and in the amount of $30.0 million under the assumed maximum redemptions scenario. Refer to Note 4(A)(v), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(xi)
Reflects the reversal of the $0.4 million BurTech derivative liability related to the Backstop Agreement in connection with the consummation of the Business Combination. Refer to Note 4(Q), Derivative liability — Backstop Subscription Agreement, for the corresponding adjusting pro forma entries.

(P)
Accumulated deficit — Represents the impact of the Business Combination on accumulated deficit. The table below reflects the pro forma adjustments as follows:

Description	Note	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
(Amounts in thousands)
BurTech Transaction Expenses	4(P)(i)	$(9,771)	$(9,771)	$(9,771)
Blaize Transaction Expenses	4(P)(ii)	(1,218)	(1,218)	(1,218)
Remeasurement of Blaize Convertible Notes	4(P)(iii)	(141,465)	(141,465)	(141,465)
Remeasurement of Warrants	4(P)(iv)	(66,569)	(66,569)	(66,569)
Recognition of stock based compensation associated with performance condition awards	4(P)(v)	(5,864)	(5,864)	(5,864)
Reclassification of BurTech’s accumulated deficit to additional paid-in capital (elimination) and other charges	4(P)(vi)	29,601	29,392	29,181
Pro Forma Adjustment – Accumulated deficit		$(195,286)	$(195,495)	$(195,706)

(i)
Amount represents certain transaction related expenses to be incurred by BurTech prior the Closing. Refer to Note 4(A)(ii), Cash and cash equivalents, for the corresponding adjusting pro forma entries.

(ii)
Amount includes $1.0 million of transaction costs associated with issuance of the Earnout Shares to nonemployees, which are liability-classified instruments, and which are subsequently measured at fair value. Accordingly, these transaction costs were recorded to accumulated deficit, based on a relative fair value allocation compared to all financial instruments issued as part of the Business Combination. Further amount includes $0.2 million of audit related fees incurred with the transaction and expected to be paid at close that are not direct and incremental to the consummation of the Business Combination and therefore are expected to be expensed, with a corresponding increase to accumulated deficit. Refer to Note 4(A)(ii), Cash and cash equivalents, for the corresponding adjusting pro forma entries.
(iii)
Represents the final remeasurement of Blaize convertible notes which are accounted for under the fair value option, at the time of the Blaize Security Conversion resulting in an increase to accumulated deficit of $141.5 million. Refer to Note 4(G), Convertible notes, for the corresponding adjusting pro forma entries.

(iv)
Represents the final remeasurement of Blaize liability classified warrants at the time of the Warrant Event, which results in a $66.6 million loss on remeasurement to mark the warrants to fair value. Adjustment includes the recognition of $5.3 million of gain on expiration of certain Blaize warrants that are out of the money at the Warrant Event date and are assumed to not net exercise. Accordingly, the expiration of such warrants has been reflected as a decrease to the warrant liability and a decrease to accumulated deficit. Refer to Note 4(I), Warrant liabilities, for the corresponding adjusting pro forma entries.

(v)
Reflects the recognition of $5.9 million of stock-based compensation expense associated with Blaize performance-based equity awards that have a portion that are immediately vested upon the successful completion of a Business Combination. Refer to Note 4(O) (viii), Additional paid-in capital, for the corresponding adjusting pro forma entries.

(vi)
Reflects the reclassification of BurTech’s historical accumulated deficit to additional paid-in capital in connection with the consummation of the Business Combination, inclusive of the $9.8 million discussed in Note 4(A)(ii), Cash and cash equivalents. Refer to Note 4(O)ix, Additional paid-in capital, for the corresponding adjusting pro forma entries.

(Q)
Derivative liability — Backstop Subscription Agreement — Reflects the reversal of the $0.4 million BurTech derivative liability related to the Backstop Agreement in connection with the consummation of the Business Combination. Refer to Note 4(O)(xi), Additional paid-in capital, for the corresponding adjusting pro forma entries.

Note 5 — Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2023
The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023, are as follows:
(A)
Reflects estimated stock-based compensation to be incurred assuming the Closing of the Business Combination occurred on January 1, 2023, with details of the effects on the impacted financial statement line items as follows:

Description	Note	Research and development	Selling, general and administrative
(Amounts in thousands)
Stock-based compensation associated with Earnout shares	5(A)(i)	$5,062	$6,588
Stock-based compensation upon achievement of performance condition	5(A)(ii)	2,144	236
Pro Forma Adjustment – Stock-based compensation		$7,206	$6,824

i.
Represents estimated stock-based compensation measured as of the closing date for the portion of the Earnout Shares issuable to existing option holders with continuing service requirements, and assuming no forfeitures (see Note 7) recognized stock-based compensation for the year as an increase of $5.1 million to research and development expense and $6.6 million to selling, general and administrative expense.

ii.
Reflects incremental stock-based compensation expense associated with Blaize RSUs granted to employees which vest upon satisfaction of both a service condition and liquidity condition,

which will be satisfied upon completion of the Business Combination. The liquidity event has not been deemed probable for expense recognition in the historical unaudited condensed consolidated statement of operations and the triggering event only becomes probable upon a liquidity event, in this case, the Merger. The Company has recorded the incremental stock-based compensation expense for the year as an increase of $2.1 million to research and development expense and $0.2 million to selling, general and administrative expense.
(B)
Amount represents the transaction expenses to be incurred by both BurTech and Blaize prior to Closing. Impact is calculated as (i) $12.1 million of to be incurred transaction costs by BurTech to be expensed by BurTech prior to close, (ii) $1.0 million of transaction costs incurred by Blaize associated with issuance of the Earnout Shares to nonemployees, which are liability-classified instruments, and which are subsequently measured at fair value. Accordingly, these transaction costs were expensed, based on a relative fair value allocation compared to all financial instruments issued as part of the Business Combination and (iii) $0.2 million of audit related fees incurred with the transaction and expected to be paid at close that are not direct and incremental to the consummation of the Business Combination and therefore are expected to be expensed.

(C)
Reflects (i) the elimination of $9.5 million of loss on changes in the fair value of Blaize’s convertible notes, which were accounted for under the fair value option during the year ended December 31, 2023, offset by (ii) the reflection of a final fair value measurement associated with all convertible notes, assuming the date of the closing is January 1, 2023, resulting in a loss on remeasurement of $141.5 million.

(D)
Reflects estimated impacts to the pro forma statement of operations associated of the various warrants, the details of such effect are as follows:

Description	Note
(Amounts in thousands)
Elimination of loss on changes in fair value of warrants	5(E)(i)	$945
Final remeasurement of warrants at time of Warrant Event	5(E)(ii)	(66,569)
Pro Forma Adjustment – Warrants		$(65,624)

i.
Reflects the elimination of $0.9 million of loss on changes in the fair value of Blaize’s liability classified warrants during the year ended December 31, 2023.

ii.
Reflects the final fair value measurement associated with all liability classified warrants at the time of the Warrant event, assuming the date of the Closing is January 1, 2023. Such measurement results in a loss on remeasurement of $66.6 million.

(E)
Represents the elimination of $5.8 million of BurTech’s historical interest income earned on the funds held in the Trust Account, which will be dissolved and liquidated upon the Closing of the Business Combination.

Note 6 — Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2024
(A)
Reflects estimated stock-based compensation to be incurred to be incurred for the nine months ended September 30, 2024, with details of the effects on the impacted financial statement line items as follows:

Description	Note	Research and development	Selling, general and administrative
(Amounts in thousands)
Stock-based compensation associated with Earnout shares	6(A)(i)	$3,797	$4,941
Stock-based compensation upon achievement of performance condition	6(A)(ii)	3,099	385
Pro Forma Adjustment – Stock-based compensation		$6,896	$5,326

(i)
Represents estimated stock-based compensation measured as of the closing date for the portion of the Earnout Shares issuable to existing option holders with continuing service requirements, and assuming no forfeitures (see Note 7) recognized stock-based compensation for the nine months as an increase of $3.8 million to research and development expense and $4.9 million to selling, general and administrative expense.

(ii)
Reflects incremental stock-based compensation expense associated with Blaize RSUs granted to employees which vest upon satisfaction of both a service condition and liquidity condition, which will be satisfied upon completion of the Business Combination. The liquidity event has not been deemed probable for expense recognition in the historical unaudited condensed consolidated statement of operations and the triggering event only becomes probable upon a liquidity event, in this case, the Merger. The Company has recorded the incremental stock-based compensation expense for the nine months as an increase of $3.1 million to research and development expense and $0.4 million to selling, general and administrative expense.

(B)
Reflects the elimination of $25.9 million of loss on changes in the fair value of Blaize’s convertible notes which were accounted for under the fair value option during the nine months ended September 30, 2024.

(C)
Reflects the elimination of $1.3 million of gain on changes in the fair value of Blaize’s liability classified warrants during the nine months ended September 30, 2024.

(D)
Represents the elimination of $1.9 million of BurTech’s historical interest income earned during the nine months ended September 30, 2024 on the funds held in the Trust Account, which will be dissolved and liquidated upon the Closing of the Business Combination.

(E)
Represents the elimination of $0.4 million of loss on changes in the fair value of BurTech’s derivate liability associated with the Backstop Agreement during the nine months ended September 30, 2024.

Note 7 — Earnouts
Following the Closing, the Eligible Blaize Equityholders (including holders of Blaize Options or Blaize RSUs) will have the right to receive up to 15,000,000 Blaize Earnout Shares in four tranches upon the occurrence of the Earnout Triggering Events during the Earnout Period. Further, following the Closing, Burkhan will have the right to receive up to 2,600,000 Burkhan Earnout Shares in four tranches upon the occurrence of the Earnout Triggering Events during the Earnout Period. The total amount of Burkhan Earnout Shares to be issued is dependent on the Proportionate Shares Number, which is equal to 325,000 Acquiror Class A Common Stock multiplied by the cash ratio.
•
upon the occurrence of Triggering Event I, a one-time issuance of 3,750,000 Company Earnout Shares to Blaize Equityholders will be made and a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number will be made. Triggering Event I means the first date during the Earnout Period on which the closing stock price of New Blaize Class A Common Stock is greater than or equal to $12.50 per share for twenty (20) trading days within any thirty (30) consecutive trading day period;

•
upon the occurrence of Triggering Event II, a one-time issuance of 3,750,000 Company Earnout Shares to Blaize Equityholders will be made and a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number will be made. Triggering Event II means the first date during the Earnout Period on which the closing stock price of New Blaize Class A Common Stock is greater than or equal to $15.00 per share for twenty (20) trading days within any thirty (30) consecutive trading day period;
•
upon the occurrence of Triggering Event III, a one-time issuance of 3,750,000 Company Earnout Shares to Blaize Equityholders will be made and a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number will be made. Triggering Event III means the first date during the Earnout Period on which the closing stock price of New Blaize Class A Common Stock is greater than or equal to $17.50 per share for twenty (20) trading days within any thirty (30) consecutive trading day period;

•
upon the occurrence of Triggering Event IV, a one-time issuance of 3,750,000 Company Earnout Shares to Blaize Equityholders will be made and a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number will be made. Triggering Event IV means the first date during the Earnout Period on which the closing stock price of New Blaize Class A Common Stock is greater than or equal to $20.00 per share for twenty (20) trading days within any thirty (30) consecutive trading day period.

Earnout shares issuable to any eligible recipient in respect of Blaize Options or Blaize RSUs held by such recipient as of immediately prior to the Closing shall be issued to such recipient only if such recipient continues to provide services (whether as an employee, director or individual independent contractor) to New Blaize or one of its subsidiaries through the date of the occurrence of the corresponding Triggering Event.
1.
Earnout Shares Issued to Holders of Blaize Stock Options and Blaize RSUs

The preliminary accounting conclusion related to the grant of Blaize Earnout Shares to existing holders of stock options or restricted stock units is considered a compensatory award and accounted for under ASC 718, Share-Based Compensation as the Blaize Earnout Shares are subject to forfeiture based on the satisfaction of certain service conditions. Each Triggering Event is considered a market condition. The requisite service condition is the period of time it takes to achieve all four market conditions. As this is not explicitly stated in the earnout arrangement, the service period is implied from the expected period over which the shares are expected to achieve the market condition. Under this guidance, the award is measured at fair value at the grant (or issue) date using the Monte Carlo simulation model and expense is recognized over the derived service period of 5 years. Further these awards have been determined to be equity classified and accordingly will not be remeasured at each reporting date.
The preliminary estimated fair value of the Blaize Earnout Shares subject to ASC 718 was $58.3 million, assuming the service conditions were met and assuming no forfeitures. The amount was recorded as stock-based compensation expense in the unaudited pro forma condensed combined statements of operations as it was probable the market condition would be met.
2.
Earnout Shares Issued to Blaize and Burkhan

The earnout shares to be issued to all other Blaize equityholders not within the scope of ASC 718 and to Burkhan were evaluated under ASC Topic 480, Distinguishing Liabilities from Equity, to determine if the earnout award agreements should be classified as a liability. As part of that analysis, it was determined that the earnout shares are freestanding and not liability classified under ASC 480. It was next evaluated whether the earnout shares represented a derivative instrument pursuant to ASC Topic 815, Derivatives and Hedging. Paragraph ASC 815-10-15-74(a) provides a scope exception to derivative accounting and states that a reporting entity shall not consider contracts that are both (a) indexed to an entity’s own stock and (b) classified in stockholders’ equity in its statement of financial position to be derivative instruments. In order to conclude that the earnout shares meet this scope exception and whether they should be accounted for as equity under ASC 815-40, it was evaluated whether the earnout shares meet both of these requirements. The preliminary accounting conclusions for the earnout shares under the arrangement resulted in liability classification pursuant to ASC 815-40. The liability for such Earnout Shares will be remeasured at each reporting date with changes in the fair value recorded to earnings.
The Company has placed a value of $87.2 million on the liability. The earnout liability will be remeasured at each reporting date with changes in the fair value recorded to earnings.

3.
Fair Value of Earnout Shares

The fair value of the Blaize Earnout Consideration that was not subject to ASC 718 was determined by using the assumed stock price of New Blaize of $10.00 at the grant date and multiplying it by the expected probability of achieving the market conditions.
Note 8 — Net Loss Per Share
Represents the net loss per share calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination, and other related events, assuming such additional shares were outstanding since January 1, 2023. As the Business Combination and other related events are being reflected as if they had occurred as of January 1, 2023, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes the shares issued in connection with the Business Combination and other related events have been outstanding for the entire periods presented. Under the maximum redemption scenario, the shares of New Blaize common stock assumed to be redeemed by BurTech public shareholders are eliminated as of January 1, 2023.
The unaudited pro forma condensed combined financial information has been prepared assuming the three redemption scenarios for the nine months ended September 30, 2024 (in thousands, except share and per share amounts):
	For the nine months ended September 30, 2024
	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Pro forma net loss	$(44,991)	$(44,991)	$(44,991)
Weighted average shares outstanding – basic and diluted	99,464,486	97,795,892	98,118,823
Pro forma net loss per share, basic and diluted	$(0.45)	$(0.46)	$(0.46)
The unaudited pro forma condensed combined financial information has been prepared assuming the three redemption scenarios for the year ended December 31, 2023 (in thousands, except share and per share amounts):
	For the year ended December 31, 2023
	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Pro forma net loss	$(316,880)	$(316,880)	$(316,880)
Weighted average shares outstanding – basic and diluted	99,464,486	97,795,892	98,118,823
Pro forma net loss per share, basic and diluted	$(3.19)	$(3.24)	$(3.23)
Weighted average shares outstanding for both basic and diluted was calculated as follows for the year ended December 31, 2023 and for the nine months ended September 30, 2024:
Weighted Average Shares Outstanding – Basic and Diluted
	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Blaize stockholders	54,988,358	54,988,358	54,988,358
BurTech’s public stockholders	4,345,663	2,172,832	—
Sponsor & related parties	14,158,014	14,662,251	17,158,014
Final closing lenders	25,541,201	25,541,201	25,541,201
Other	431,250	431,250	431,250
Total Weighted Average Shares Outstanding	99,464,486	97,795,892	98,118,823

The following outstanding shares of New Blaize Common Stock equivalents were excluded from the computation of pro forma diluted net loss per share for the scenarios presented because including them would have had an anti-dilutive effect for the year ended December 31, 2023 and for the nine months ended September 30, 2024:
	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
New Blaize Stock Options and RSUs(1)	32,348,219	32,348,219	32,348,219
Earnout Shares	17,600,000	17,600,000	17,600,000
Public Warrants	28,750,000	28,750,000	28,750,000
Private Warrants	898,250	898,250	898,250
Total	79,596,469	79,596,469	79,596,469

(1)
Amount gives effect to the issuance of 20,418,643 options that have been granted from October 1, 2024 through the date of this filing.

SPECIAL MEETING OF BURTECH STOCKHOLDERS
The BurTech Special Meeting
We are furnishing this proxy statement/prospectus to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting to be held on December 23, 2024, and at any adjournment or postponement thereof. This proxy statement/prospectus is first being furnished to our stockholders on or about December 2, 2024. This proxy statement/prospectus provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.
Date, Time and Place of the Special Meeting
The special meeting will be held on December 23, 2024, at 5:00 p.m., Eastern time, conducted via live webcast at the following address: https://www.cstproxy.com/burtechacq/bc2024. You will need the control number that is printed on your proxy card to enter the special meeting. BurTech recommends that you log in at least 15 minutes before the special meeting to ensure you are logged in when the special meeting starts. Please note that you will not be able to attend the special meeting in person.
Purpose of the Special Meeting
At the special meeting, BurTech will ask its stockholders to vote in favor of the following proposals:
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The Business Combination Proposal — a proposal to approve the adoption of the Merger Agreement and the Business Combination.

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The Organizational Documents Proposal — a proposal to approve the Proposed Charter and the Proposed Bylaws.

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The Advisory Organizational Documents Proposals — four proposals to amend BurTech’s Existing Charter.

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The Election of Directors Proposal — a proposal to elect the directors comprising the board of directors of New Blaize.

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The Equity Incentive Plan Proposal — a proposal to approve and adopt the incentive equity plan established to be effective upon the Closing of the Business Combination.

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The Employee Stock Purchase Plan Proposal — a proposal to approve and adopt the employee stock purchase plan established to be effective upon the Closing of the Business Combination.

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The Nasdaq Proposal — a proposal to approve, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of shares of BurTech Class A Common Stock pursuant to the Merger Agreement in connection with the Business Combination.

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The Adjournment Proposal — a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Recommendation to BurTech Stockholders
Our board of directors believes that each of the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Organizational Documents Proposals, the Election of Directors Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal to be presented at the special meeting is in the best interests of BurTech and our stockholders and unanimously recommends that its stockholders vote “FOR” each of these proposals, including “FOR” each of the director nominees.
In considering its recommendation to its stockholders, the board has identified the following factors in making the determination:
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Overall state of Artificial Intelligence and Edge Computing Space.

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Supply and demand in the target sectors.

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Competitive advantages of Blaize’s chip versus the competition.

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Blaize’s IP position.

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Presence of the world’s leading automotive OEMs on Blaize’s customer roster and participation of the ventures investment arms of such OEMs in the previous and current rounds of Blaize’s financing.

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Presence of well regarded institutional investors and industry investors.

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Blaize’s anticipated pipeline.

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Typical margins in BurTech’s industry.

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Risks of entering a market segment where existing and potential competition may have access to substantially greater financial, technology and other resources as well as the talent pool.

In addition, the board analyzed and took into account the potential capital expenditure required to bring Blaize’s products to the market. Based on the analysis of the above factors, the Board concluded that a business combination with Blaize is highly likely to deliver a positive net present value and will be accretive to BurTech and its shareholders.
When you consider the recommendation of the BurTech Board in favor of approval of the Business Combination Proposal, you should keep in mind that BurTech’s directors and officers have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. These interests include, among other things:
•
the beneficial ownership of the Sponsor and certain current and former members of the BurTech Board and officers of an aggregate of 10,385,750 shares of BurTech Class A Common Stock and 898,250 Private Warrants, which shares and warrants were acquired for an aggregate investment of $8,982,500 at the time of BurTech’s formation and the IPO and would become worthless if BurTech does not complete a business combination by the Extension Deadline, as such stockholders have waived any redemption right with respect to those shares and the Private Placement Warrants would expire worthless. After giving effect to the Business Combination, the Sponsor and certain current and former members of the BurTech Board and officers would own up to an aggregate of 12,158,014 shares of BurTech Class A Common Stock and 898,250 Private Placement Warrants. Such shares have an aggregate market value of approximately $137.9 million, based on the Closing Price of BurTech Class A Common Stock of $11.34 on Nasdaq on November 8, 2024;

•
the continued indemnification of current directors and officers of BurTech and the continuation of directors’ and officers’ liability insurance after the Business Combination;

•
the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, with all expenses incurred by the Sponsor and its affiliates on our behalf booked and carried on our financial statements, and as of September 30, 2024, the relevant amounts were the Convertible promissory note, related party, carried at $1,500,000 and advances from the Sponsor carried at $2,164,291, which included monthly extension contributions into the trust that have been made by the Sponsor on our behalf;

•
the fact that our Sponsor, and current and former officers and directors will lose their entire investment in us if an initial business combination is not completed; and

•
the fact that the Sponsor Related Parties currently secured convertible promissory notes issued by Blaize of an aggregate principal amount of $16,500,000 and the Burkhan Warrant to purchase a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaize Common Stock.

These interests may influence BurTech’s directors in making their recommendation that you vote in favor of the approval of the Business Combination and the transactions contemplated thereby. These interests were considered by the BurTech Board when the BurTech Board approved the Business Combination.

Record Date and Voting
You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of BurTech Class A Common Stock or BurTech Class B Common Stock at the close of business on November 12, 2024, which is the Record Date for the special meeting. You are entitled to one vote for each share of BurTech Class A Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 15,162,658 shares of BurTech Class A Common Stock outstanding and five shares of BurTech Class B Common Stock outstanding. Our Sponsor holds 10,385,750 shares of BurTech Class A Common Stock.
Our Sponsor and our officers and directors have agreed to vote all of their shares of BurTech Class A Common Stock and any Public Shares acquired by them in favor of the Business Combination Proposal. BurTech’s issued and outstanding BurTech Warrants do not have voting rights at the special meeting.
Voting Your Shares
Each share of BurTech Class A Common Stock or BurTech Class B Common Stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of BurTech Common Stock that you own.
If you are a holder of record, there are two ways to vote your shares of BurTech Common Stock at the special meeting:
•
You can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting(s). If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of BurTech Common Stock will be voted as recommended by the BurTech Board. With respect to proposals for the special meeting, that means: “FOR” each of the proposals and “FOR” each of the director nominees.

•
You can attend the special meeting and vote in person online. However, if your shares of BurTech Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of BurTech Common Stock.

Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of BurTech Common Stock, you may call Advantage Proxy, Inc., our proxy solicitor, at 877-870-8565 (toll free) or banks and brokers can call collect at 206-870-8565.
Quorum and Vote Required for the BurTech Proposals
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the BurTech Common Stock outstanding and entitled to vote at the special meeting is represented in person online or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.
The approval of the Organizational Documents Proposal requires the affirmative vote (in person or by proxy) of the majority of the issued and outstanding shares of each of the BurTech Class A Common Stock and BurTech Class B Common Stock, voting separately, as well as the vote of a majority of the issued and outstanding shares of BurTech Class A Common Stock and BurTech Class B Common Stock, voting together as a single class. Accordingly, a BurTech stockholder’s failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

The approval of the Business Combination Proposal, the Advisory Organizational Documents Proposals, Equity Incentive Plan Proposal, Employee Stock Purchase Plan Proposal, Nasdaq Proposal and Adjournment Proposal require the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting. Accordingly, a BurTech stockholder’s failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.
The approval of the election of each director nominee pursuant to the Election of Directors Proposal requires the affirmative vote of the holders of a plurality of the outstanding shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting. Accordingly, a BurTech stockholder’s failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Election of Directors Proposal.
Pursuant to the Merger Agreement, the Business Combination is conditioned upon the approval of holders of the requisite number of shares of BurTech to approve and adopt the Merger Agreement and the Business Combination and to approve the other proposals described in this proxy statement/prospectus.
In accordance with the Sponsor Support Agreement, entered into concurrently with the execution of the Merger Agreement, holders of 10,385,750 shares of BurTech Class A Common Stock (or 68.5% of the outstanding shares of BurTech Common Stock as of September 30, 2024) have agreed to vote in favor of each of the proposals, subject to certain customary conditions. As a result of such agreement, we do not need the affirmative vote of any of the holders of the remaining shares of BurTech Class A Common Stock held by the Public Stockholders as of the record date to approve any of the proposals described herein.
Abstentions and Broker Non-Votes
Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. BurTech believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”
Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the special meeting of BurTech stockholders. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Organizational Documents Proposal, and will have no effect on any of the other proposals.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify Roman Livson before the special meeting that you have revoked your proxy; or

•
you may attend the special meeting, revoke your proxy and vote in person online, as indicated above.

No Additional Matters May Be Presented at the Meeting
This Meeting has been called only to consider the approval of the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Organizational Documents Proposals, the Election of Directors Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal, the Nasdaq Proposal, and the Adjournment Proposal. Under the current bylaws, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in the notice of the Meeting.
Redemption Rights
Pursuant to the Existing Charter, any holders of Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account not previously released to BurTech to pay its taxes, provided that such stockholders follow the specific procedures for redemption set forth in this proxy statement/prospectus. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to BurTech to pay its taxes, as of two business days prior to the consummation of the Business Combination, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of approximately $49.9 million on September 30, 2024, the estimated per share redemption price would have been approximately $11.49.
Redemption rights are not available to holders of BurTech Warrants in connection with the Business Combination.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on December 18, 2024 (two business days before the special meeting), both:
•
Submit a request in writing that BurTech redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, BurTech’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com
•
Deliver your Public Shares either physically or electronically through DTC to BurTech’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is BurTech’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, BurTech does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with BurTech’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to BurTech’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that BurTech’s transfer agent return the shares (physically or electronically). You may make such request by contacting BurTech’s transfer agent at the phone number or address listed above.
Each redemption of Public Shares by the Public Stockholders will decrease the amount in the Trust Account. In no event, however, will BurTech redeem Public Shares in an amount that would cause its net tangible assets after payment of underwriters’ fees and commissions to be less than $5,000,001 upon completion of the Business Combination.
Prior to exercising redemption rights, stockholders should verify the market price of their Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. BurTech cannot assure you that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.
If you exercise your redemption rights, your Public Shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest will be net of taxes payable). You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.
If the Business Combination Proposal is not approved and BurTech does not consummate an initial business combination by the Extension Deadline or obtain the approval of BurTech stockholders to extend the deadline for BurTech to consummate an initial business combination, it will be required to dissolve and liquidate and the BurTech Warrants will expire worthless.
Holders of outstanding BurTech Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.
If you hold BurTech Units registered in your own name, you must deliver the certificate for such BurTech Units to Continental Stock Transfer & Trust Company with written instructions to separate such BurTech Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Share from the BurTech Units.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of BurTech Common Stock or BurTech Warrants in connection with the Business Combination.
Solicitation of Proxies
BurTech will pay the cost of soliciting proxies for the special meeting. BurTech has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the special meeting. BurTech has agreed to pay Advantage Proxy, Inc. a fee of $10,000 in connection with the Business Combination. BurTech will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. BurTech also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. BurTech’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. They will not be paid any additional amounts for soliciting proxies.
Stock Ownership
As of the Record Date, our Sponsor, and certain current and former officers and directors beneficially own an aggregate of approximately 68.5% of the outstanding shares of BurTech Common Stock. Our Sponsor, officers and directors have agreed to vote any shares of BurTech Class A Common Stock and BurTech Class B Common Stock owned by them in favor of the Business Combination.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
Overview
BurTech’s stockholders are being asked to approve the Business Combination with Blaize described in this proxy statement/prospectus, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in this proxy statement/prospectus. The discussion in this proxy statement/prospectus of the Business Combination and the principal terms of the Merger Agreement and Amendment to Merger Agreement are subject to, and are qualified in their entirety by reference to, the Merger Agreement, Amendment to Merger Agreement and Second Amendment to Merger Agreement, which are attached as Annex A-1, Annex A-2 and Annex A-3, respectively, to this proxy statement/prospectus.
You should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement. Please see the subsection entitled “The Merger Agreement” below for additional information and a summary of certain terms of the Merger Agreement.
Pursuant to the Merger Agreement, we may consummate the Business Combination only if it is approved by the affirmative vote of holders of a majority of the shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting.
THE BUSINESS COMBINATION
Background of the Business Combination
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation or correspondence among representatives of BurTech and Blaize.
BurTech is a blank check company incorporated under the laws of Delaware in March, 2021. BurTech was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. The Business Combination is the result of an extensive search by BurTech’s management team, including the BurTech Board, leveraging their individual and collective networks and investing and operating experience. The terms of the Merger Agreement are the result of extensive discussions and negotiations between representatives of BurTech and Blaize. The following provides a brief background of these discussions and negotiations, the Business Combination and related transactions.
Prior to the IPO on December 10, 2021, neither BurTech nor anyone on its behalf, had contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Blaize.
After the IPO, BurTech’s officers and directors commenced an active search for prospective businesses and assets to acquire. In connection with the evaluating potential business combinations, members of BurTech’s management contacted and were contacted by, a number of individuals, entities, investment banks and private equity funds with respect to potential business combination opportunities.
Between December 10, 2021 and the date BurTech entered into a term sheet with Blaize, representatives of BurTech considered over 50 potential acquisition targets in a wide variety of industries and sectors, including proptech and real estate holding and management, conventional and renewable energy, payment platforms, software, fintech, automotive, supply chain, billing services, and executed non-disclosure agreements with approximately 15 companies (including Blaize). BurTech conducted additional due diligence and/or held detailed discussions with the management teams and delivered seven term sheets or indications of interest and executed non-binding letters of intent with seven potential acquisition targets other than Blaize. Upon conducting further detailed due diligence of these potential acquisition targets, BurTech together with the management and/or stockholders of these potential targets decided not to proceed to drafting merger agreements. All prior letters of intent were terminated.

With the exception of Blaize, BurTech did not consider the other alternative acquisition targets that it evaluated to be as compelling when taking into consideration their respective business prospects, strategy, management teams, structure, growth potential, likelihood of execution and valuation considerations. Burtech believed that the business combination with Blaize could potentially become more accretive to Burtech’s shareholders than any other potential targets on the risk adjusted basis because of Blaize’s presence in the AI at the Edge space. Blaize’s fundamental value was supported by the core IP and pipeline of orders from the leading automotive OEMs, whose venture arms also invested in Blaize alongside the Sponsor and in Blaize’s earlier rounds.
Blaize was introduced to BurTech’s management on June 12, 2023. This introduction was facilitated by Dallas Venture Capital, the sponsor of Compass Digital Acquisition, a separate SPAC with which Blaize was contemplating a business combination. On that date Mr. Khan and the senior leadership of Blaize had a telephonic conversation to discuss Blaize’s business and potential. Blaize’s management team delivered an executive presentation describing Blaize’s market opportunity, design-in and design win pipeline in the automotive space and other verticals as well as Blaize’s outlook, including Blaize’s financial results.
During the period from June 12, 2023 through June 21, 2023 BurTech conducted an extensive review of the information uploaded to Blaize’s data room. On June 19, 2023, Mr. Khan met in person throughout the day with Mr. Munagala and Mr. Sehmi, for a detailed discussion of Blaize’s history, current and prospective business activities, Blaize’s facilities, Blaize’s financial results, and Blaize’s strengths and weaknesses as a company.
On June 21, 2023, representatives of BurTech, Blaize and Cohen & Company, Blaize’s financial advisor at that time, held a conference call to discuss general terms of a potential transaction between BurTech and Blaize.
On June 22, 2023, representatives of BurTech, Blaize and Cohen & Company held multiple telephonic meetings to discuss the proposed merger consideration, structure and deal economics and other aspects of a potential business combination between BurTech and Blaize. In addition to the proposed merger consideration, the parties discussed the retention of the Founder Shares and the Private Placement Warrants by the Sponsor and the pro forma capitalization of New Blaize if the parties agree to the terms presented. During this meeting, Mr. Sehmi prepared and presented Blaize’s financial model to BurTech and a discussion ensued. The financial model contained Blaize’s cap table and its previous rounds of financing. Cohen & Company assisted Blaize and BurTech in preparing initial pro forma calculations for these discussions and in negotiating the conversion prices and Sponsor economics underlying the initial valuation proposal by BurTech. Mr. Khan noted that the latest round of financing was completed at a pre-money valuation of approximately $1 billion. Upon reviewing Blaize’s financing history and given that Blaize needed a significant infusion of capital of over $100 million to fund the continued development and commercialization of its products, Mr. Khan suggested a base merger consideration of $500 million. Blaize’s management countered with $600 million citing the substantial discount from the valuation of the previous round, and Mr. Khan suggested a base merger consideration of $550 million which was accepted by Blaize. In addition, the parties discussed an additional 20 million earn-out shares to be issued to Blaize’s shareholders in tranches linked to the performance of the combined company’s stock price following the closing of the Business Combination. Burtech agreed to the issuance of the earn-out shares to Blaize’s shareholders but requested an additional 25% of each issuance of the earn-out shares to be issued to BurTech’s sponsor. BurTech’s sponsor agreed to fund $15 million into Blaize prior to the closing of the Business Combination. BurTech further agreed to facilitate a PIPE transaction into the combined company after the closing of the Business Combination.
On June 22, 2023, BurTech provided to Blaize a draft non-binding term sheet covering the terms of a potential business combination transaction. During this time, conversations were held among BurTech and Blaize about the proposed terms of a potential business combination, including the relatively short timeline before a definitive business combination agreement could potentially be entered into, in comparison to the initial public offering alternative and the associated challenges in doing so, the timeline until an IPO could be completed and the increased exposure to market risk during this time, as well as additional risks of each alternative. Blaize and BurTech also considered the greater execution certainty and efficiencies of a deSPAC transaction relative to an initial public offering or direct listing. Throughout this period, Blaize evaluated letters of intent from multiple other SPAC partners introduced to Blaize by Cohen & Company (besides BurTech) and ultimately selected BurTech due to its extensive experience in public markets and its access to a stable and substantial investor base capable of funding Blaize ahead of the proposed business combination. The certainty of access to capital to meet Blaize’s operational needs, both pre- and post-listing, was a pivotal factor for the Blaize Board in deciding to pursue a transaction with BurTech. The Blaize Board believed that a partnership with BurTech would significantly elevate Blaize’s profile and reputation as a newly public company within the highly competitive and expansive AI sector.
On June 23, 2023, BurTech and Blaize signed a non-binding letter of intent containing the non-binding term sheet on the key terms agreed on June 22, 2023. BurTech agreed to purchase newly issued senior secured convertible notes of Blaize with a view to use the proceeds to accelerate Blaize’s roadmap to develop the next generation of Blaize’s automotive grade chips, boost its pipeline and expand its management teams, and Cohen & Company assisted in negotiating the conversion price and mechanics underlying these convertible notes. The LOI proposed a business combination between a newly formed wholly owned subsidiary of BurTech and Blaize.
On July 11, 2023, Mr. Khan introduced Mr. Munagala to a Dubai and Abu Dhabi based investment fund as well as a strategic and business development advisory firm. Upon reviewing Blaize’s technology, the investment fund determined that it could be utilized for a host of use cases in video surveillance and camera vision. Both use cases were high priority in the Middle East. On July 18, 2023 the investment fund introduced Blaize’s CEO, Mr. Munagala, to a number of potential clients in the Gulf Corporation Countries (“GCC”) including a government entity. Mr. Munagala completed several trips to the region and determined that Blaize had a potential to establish a footprint and expand its pipeline in the region.
Between June 26, 2023 and August 22, 2023, BurTech conducted a series of telephonic interviews with Blaize’s advisors and third party experts, including certain current and former employees of Intel and IBM, to discuss the merits and potential drawbacks of Blaize’s technology and product offerings. The interviewed parties noted the advantages of Blaize’s architecture, technology and IP relative to its competitors in the artificial intelligence space. The interviewed parties highlighted the fact that Blaize’s Graph Streaming Processor (“GSP”) was built from ground zero as a neural network rather than a graphics card. This laid a foundation for Blaize GSP to deliver superior computing power, energy efficiency, small form factor and scalability. During the period, Mr. Khan had multiple due diligence calls with existing and potential customers of Blaize.
During the period from August 7, 2023 through October 13, 2023, Mr. Khan introduced Blaize to a number of potential customers in the US and the GCC. In particular, a government entity in the GCC region has commenced a pilot project for a drone detection and video surveillance use case which was subsequently completed satisfactorily and solidified Blaize’s position as a potential supplier to the government entity. As part of the pilot project in the GCC, Blaize, together with the potential customers, performed proof-of-concept studies which yielded encouraging results by markedly enhancing the accuracy of target detection and the reduction of false positives.
On August 22, 2023, BurTech invested $1 million into senior secured convertible notes of Blaize in accordance with the terms of the LOI (as amended). Due to the traction generated in the GCC and taking into account the potential incremental market for Blaize in the GCC, BurTech and Blaize met telephonically on August 22, 2023 to discuss the impact of Blaize’s potentially bigger presence in the GCC geographies on the enterprise value of the target. The amended LOI contemplated a base consideration of 55 million shares of BurTech Class A Common Stock representing $550 million payable to the Blaize shareholders and additional 20 million shares of BurTech Class A Common Stock as earnout shares to Blaize shareholders, subject to stock price performance within 5 years of closing of the business combination.
On August 23, 2023, BurTech executed an amended LOI with Blaize to amend certain key dates and terms of the original LOI in accordance with the discussions on August 22, 2023.
On September 8, 2023, BurTech engaged Norton Rose Fulbright US LLP (“NRF”) as a legal advisor to assist with the legal review of Blaize and all legal aspects of the business combination.
On September 11, 2023, NRF sent an initial list of due diligence requests to Blaize. Blaize set up a virtual data room (“Data Room”) and gave BurTech and its advisors access to the Data Room on September 16, 2023. The Data Room contained substantial information on Blaize’s business and operations, including corporate structure, commercial agreements, governance documents, debt instruments, material contracts, employment practices and related exposure, real property, intellectual property entitlements and regulatory, environmental and litigation matters. Over the course of the next several weeks, BurTech and NRF conducted an in-depth review of the Data Room materials provided by Blaize and produced additional follow-up diligence requests. A diligence session on the intellectual property matters was held between Blaize and BurTech representatives on October 17, 2023. Representatives of Blaize supplied additional diligence materials to the BurTech team during the diligence period. Calabrese assisted with certain aspects of BurTech’s tax due diligence of Blaize, but did not otherwise play any role in the negotiation of the Business Combination.
On September 12, 2024, NRF delivered an initial draft of the Merger Agreement to Blaize. On September 18, 2024 and September 24, 2024, NRF delivered further revised drafts of the Merger Agreement to Blaize and its advisors.
On September 15, 2023, an all-hands organizational call was held between Blaize’s management, BurTech’s management, NRF, and Wilson Sonsini Goodrich & Rosati, the former legal advisor to Blaize, to set out various timelines and responsibilities in connection with the potential business combination.
On September 17, 2023, NRF delivered a draft amendment to the LOI (the “LOI Amendment”) to Blaize and its advisors relating to the extension of the exclusivity period in the LOI. The LOI Amendment was executed on October 4, 2023 extending the exclusivity period to November 1, 2023.
On October 10, 2023, Blaize informed Burkhan and NRF that Blaize had changed its legal advisor from Wilson Sonsini Goodrich & Rosati to Latham & Watkins LLP (“LW”).
On October 16, 2023, BurTech engaged SRI Solutions to conduct financial and tax due diligence on Blaize’s wholly owned Indian subsidiary, the transfer pricing between the US parent and the Indian subsidiary and employment due diligence as well as certain aspects of Blaize’s intellectual property held by Blaize’s wholly owned Indian subsidiary. SRI’s due diligence efforts did not reveal any major adverse findings.
Also on October 16, 2023, LW delivered a revised draft of the Merger Agreement to BurTech and NRF.
Between October 16, 2023 and November 10, 2023, Blaize and BurTech and their respective legal advisors exchanged two drafts of the Merger Agreement and held a series of virtual meetings, discussing the proposed terms of the Merger Agreement, including terms relating to, among others, merger consideration, minimum cash condition and other closing conditions and transaction expenses.
During these discussions, Blaize’s management made a proposal for the enterprise value of Blaize to be increased to $750 million plus approximately $70 million of the outstanding balance of notes to recognize the expansion of the potential market for Blaize’s products and solutions to the GCC countries as well as the growing geographical diversification of Blaize’s potential market. BurTech stated that while progress had been made in the GCC, the pilot project was still in the initial stages and was not fully derisked. BurTech also expressed concern that additional sales, marketing and support expenses would be required to service the additional market and that the revenue and income contribution from this new market will not be immediately accretive. BurTech further noted that in order to fund such additional expenses, a substantial capital infusion may be required. To account for such additional capital infusion, BurTech countered with the valuation of $700 million plus the approximately $70 million of the outstanding balance of the outstanding balance of the convertible notes and the pay-to-play round and requested a reduction in the number of the earnout shares. After a discussion of the aforesaid points, Blaize agreed with Burtech’s position.
This discussion resulted in the reevaluation of the proposed terms of the business combination by BurTech and Blaize, which contained, among others, changes to several terms from the prior LOI, including (i) an increase to the valuation of Blaize to $770 million payable to Blaize’s equity and note holders, and (ii) a reduction of the number of earnout shares to 15 million for Blaize’s shareholders and 1.3 million for Burkhan LLC, an affiliate of Burtech’s sponsor upon occurrence of certain triggering events.
During the weeks of October 23, 2023 through November 3, 2023, LW also sent initial drafts of certain ancillary transaction documents, including the (i) organizational documents for the post-combination company, including the Certificate of Incorporation for New Blaize, the Bylaws for New Blaize, (ii) the Registration Rights Agreement and (iii) the Company Support Agreement, which NRF began to review with BurTech.

On November 10, 2023, LW delivered to NRF initial draft disclosure schedules for Blaize.
On November 16, 2023, NRF delivered a revised draft of the Merger Agreement to LW to reflect the new terms of the proposed business combination.
On November 20, 2023, LW delivered to NRF a revised draft of the Merger Agreement.
On November 26, 2023, NRF delivered to LW a revised draft of the Merger Agreement.
On December 5, 2023, LW delivered to NRF an initial draft of the Lock-Up Agreement.
On December 6, 2023, Merger Sub was formed with the Secretary of State for the State of Delaware.
On December 7, 2023, NRF delivered to NRF an initial draft of the Sponsor Support Agreement and a revised draft of the Sponsor Support Agreement.
During the weeks of December 7, 2023 through December 22, 2023, representatives from NRF, LW, Blaize and BurTech continued to review and exchange documents including the joint press release, Merger Agreement and its exhibits, ancillary documents and organizational documents. Also during that time period, BurTech and NRF continued to correspond with LW and Blaize management regarding due diligence and exchanged draft disclosure schedules.
On December 8, 2023, NRF provided BurTech’s management team with a Red Flags Due Diligence Report, highlighting the key issues that they identified over the course of their diligence.
On December 16, 2023, NRF provided BurTech’s management team with a revised Red Flags Due Diligence Report, reflecting additional responses to the outstanding diligence requests received from Blaize and LW.
Also between August 23, 2023 and December 22, 2023, Mr. Khan and the leadership of BurTech had a series of telephonic meetings each week with the leadership and the board of Blaize to discuss various aspects of the proposed business combination.
In parallel, between August 25, 2023 and October 5, 2023, BurTech invested an additional $4 million into senior secured convertible notes of Blaize in several tranches in accordance with the terms of the LOI (as amended), bringing the total balance of convertible notes held by BurTech to $5 million.
On December 18, 2023, the BurTech Board held a telephonic meeting to discuss the proposed business combination with Blaize, including the business activities of Blaize, the potential risks, current and future market conditions, Blaize’s financial results, expected value of Blaize, expected timing and status, management of Blaize, competitive environment, other aspects of Blaize and the transaction, and the financial, legal, accounting and other advisors engaged to assist in the evaluation of Blaize. Mr. Khan gave a detailed verbal report and provided the BurTech Board with copies of Blaize’s pitch decks and other materials. The BurTech Board authorized Mr. Khan to finalize the definitive transaction documents.
On December 20, 2023, the BurTech Board met telephonically to approve the Business Combination with Blaize including the approval of the definitive merger agreement and ancillary documents contemplated by it. The BurTech Board unanimously approved the definitive merger agreement and ancillary documents and determined that each of the definitive merger agreement and the ancillary documents (and the transactions contemplated by such agreements) was advisable and in the best interests of BurTech and its shareholders. Neither BurTech nor the BurTech Board obtained a third-party valuation or fairness opinion in connection with its resolution to approve the business combination but determined that BurTech’s management, Sponsor and the members of the BurTech Board had substantial experience in evaluating the operational, financial and business merits of companies similar to Blaize sufficient to make its own determination of the merits and fairness to BurTech’s shareholders of the business combination with Blaize.
The Merger Agreement and related documents and agreements were executed on December 22, 2023. On December 22, 2023, BurTech and Blaize issued a joint press release announcing the execution of the Merger Agreement, and BurTech filed Current Reports on Form 8-K on December 22, 2023 and December 29, 2023, which included as exhibits (a) the joint press release, dated December 22, 2023 and (b) the Merger Agreement and certain related ancillary documents.

During December 26, 2023 through January 23, 2024, Sponsor continued its efforts to provide capital to Blaize which culminated in an additional $11.5 million financing that Sponsor contributed to Blaize at the end of this period.
After a series of meetings held in February 2024, Shahal Khan and Sponsor introduced Blaize to a group of investors, resulting in a preliminary investment interest by such group of investors led by the RT Parties to invest up to $125 million into Blaize’s convertible notes, subject to a successful completion of their due diligence. During February, March and April of 2024, Sponsor supported RT Parties in their due diligence efforts of Blaize. RT Parties consummated their investment transaction on April 24, 2024, by investing the initial tranche of $70 million into Blaize’s convertible notes. During the period between April 24, 2024 and June 21, 2024, RT Parties invested a further $27 million into Blaize.
On April 22, 2024, Sponsor entered into a Backstop Subscription Agreement with Burtech and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses is less than $30 million, Sponsor will be obligated to purchase a requisite number of shares to ensure a minimum of $30 million in the trust account immediately prior to the closing of the Business Combination.
On April 22, 2024, Sponsor and Burtech entered into a sponsor forfeiture agreement. Under this agreement, conditioned upon the occurrence of the Closing, Sponsor agreed to forfeit 2,000,000 shares of Burtech to be effective immediately prior to the closing of the Business Combination.
The management of BurTech and Blaize met telephonically on April 22, 2024 to discuss a potential increase in the Blaize’s request to increase the merger consideration to $815 million to reflect the continued progress in the pilot in the GCC and new potential use cases for Blaize’s technology. BurTech noted that the pilot project was still not completed and that the incremental capital infusion required to service an additional market could not be reliably quantified at that point. The parties also agreed that Blaize needed additional capital to extend its runway and fund research and development to build new vertically integrated hardware and software solutions for newly identified use cases and verticals. After these discussions, the parties reached an agreement to set the valuation at $767 million.
On April 22, 2024, Burtech, Merger Sub, Blaize and Burkhan entered into an Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”). The Merger Agreement Amendment amended the original Merger Agreement to increase the valuation of Blaize from $700 million to $767 million.
Following the execution of the definitive merger documents, BurTech proceeded with its efforts to obtain financing for the proposed business combination. As part of those efforts, Mr. Khan held numerous calls with a number of interested investors including the RT Parties.
Between January 12, 2024 and February 9, 2024, BurTech invested a further $11.5 million into senior secured convertible notes newly issued by Blaize bringing the total investment of BurTech in the convertible notes to $16.5 million as of February 9, 2024.
On August 12, 2024, certain members of the Blaize Board and Blaize management held a meeting with several members of BurTech’s management team and each of their respective legal counsels to discuss matters related to the proposed business combination, including BurTech’s breach of the Merger Agreement due to its failure to complete the HSR Act filing before August 2, 2024 (the “HSR Filing Date”). Pursuant to Section 8.1(a) of the Merger Agreement, BurTech was required to comply with the notification and reporting requirements of the HSR Act by no later than the HSR Filing Date. The Blaize Board determined that Blaize had complied with its obligations under Section 8.1(a), but BurTech had not complied with the notification and reporting requirements of the HSR Act due to its failure to wire its portion of the HSR Act filing fees to the FTC and timely submit its filing.
On August 13, 2024, Blaize sent BurTech a notice of breach of the Merger Agreement in accordance with the notice provisions set forth in Section 11.3 of the Merger Agreement. Despite this breach, Blaize remains committed to take all requisite corporate actions to advance towards the closing of the Business Combination.
On September 9, 2024, Jefferies LLC (“Jefferies”) was formally engaged by BurTech to serve as its exclusive capital markets advisor in connection with the contemplated transaction involving Blaize (i.e., the

Business Combination). In connection therewith, Jefferies is providing capital markets advice to BurTech which includes advice on communicating with the market and preparing to be a public operating company. Since Jefferies’ engagement, it has performed preparatory actions to enable it to begin actively advising and assisting the combined company after the consummation of the business combination. Among other things, Jefferies has (i) reviewed certain of Burtech’s filings with the Securities and Exchange Commission and familiarized itself with Burtech’s capital structure; (ii) reviewed Blaize’s organizational structure and capitalization; (iii) conducted interviews with certain officers of Blaize; and (iv) participated in certain joint conference calls with transaction parties and advisors to plan procedures leading up to the closing of the business combination. Under the terms of such engagement, upon the closing of the Business Combination, Jefferies will receive a fee of $4,500,000 in return for such advisory services (the “Jefferies Fee”); provided, however, that up to $1,000,000 of the Jefferies Fee may be deferred by BurTech for a period of up to 12 months subsequent to the closing of the Business Combination (the “Deferred Transaction Fee”). Jefferies is also entitled to reimbursement of out-of-pocket fees and expenses incurred by Jefferies in connection with the provision of such advisory services (the “Jefferies Expenses”). The Jefferies Fee and the Jefferies Expenses will be paid in cash. Further, Jefferies has been granted a right of first refusal (“ROFR”), exercisable during the term of the engagement and for a period of 12 months thereafter, with respect to (a) any equity, equity-linked, debt or mezzanine financing or other investment in BurTech (if the ROFR is exercised, Jefferies is permitted to act as one of the lead bookrunning managers, one of the lead global coordinators, one of the lead placement agents and/or one of the joint lead arrangers, as applicable) or (b) any tender or exchange offer for, or consent solicitation with respect to, debt (including, without limitation, convertible debt) securities (if the ROFR is exercised, Jefferies is permitted to act as a nonexclusive solicitation agent for such tender or exchange offer and/or consent solicitation), with compensation in each case payable to Jefferies in an amount that is customary for a transaction of that type, with up to 25% of that compensation able to be offset against the Deferred Transaction Fee if the relevant ROFR transaction closes prior to the expiry of the aforementioned 12-month period.
On September 19, 2024, Blaize entered into an engagement letter with KeyBanc Capital Markets Inc. (“KBCM”) to serve as its (i) exclusive strategic advisor in connection with the Business Combination, any potential private placements or related transactions (collectively, the “KBCM Advisory Transactions”), (ii) sole and exclusive placement agent for private placement services in connection with any potential capital raising transactions and (iii) sole and exclusive financial advisor in connection with any potential sale transactions. In its role as exclusive strategic adviser to Blaize in connection with the KBCM Advisory Transactions, KBCM has rendered services primarily consisting of (1) assisting Blaize management in preparing investor presentations and presentations to the Blaize Board, (2) providing structuring advice for potential equity investments into Blaize prior to the completion of the Business Combination, (3) evaluating proposals from potential investors and assisting in negotiations, and (4) monitoring and providing views to Blaize management on the SPAC market, broader equity capital market conditions and relevant market trends and investor sentiment. Pursuant to the engagement, Blaize agreed to pay KBCM (i) a strategic advisory fee of $1,000,000 upon the Closing of the Business Combination and (ii) a placement fee based on a percentage of the gross proceeds from any private placements or, in the event no private placement is completed but KBCM has used reasonable best efforts to secure such a private placement, a fee of $500,000 promptly (but not later than two business days) following the closing of the Business Combination. Additionally, a sale transaction fee will be paid, calculated as the greater of $3,000,000 or 1% of the transaction value.
On October 24, 2024, BurTech, Merger Sub, Blaize and Burkhan entered into an Amendment No. 2 to Agreement and Plan of Merger (the “Second Amendment to Merger Agreement”). The Second Amendment to Merger Agreement amended the original merger agreement to revise the New Blaize Board designees to be comprised of nine members, including four individuals to be designated by Blaize (rather than two individuals to be designated by Sponsor and two individuals to be designated by Blaize in the previous merger agreement) and five independent directors, designated by Blaize after consultation, in good faith, with BurTech regarding the determination of the independent directors, with Lane M. Bess to be designated as the Chairman until a new chairperson is appointed by the New Blaize Board.
On November 21, 2024, BurTech, Merger Sub, Blaize and Burkhan entered into an Amendment No. 3 to Agreement and Plan of Merger (the “Third Amendment to Merger Agreement”). The Third Amendment to Merger Agreement amended the original merger agreement to (i) revise the New Blaize Board designees to be comprised of seven members, including two individuals to be designated by Blaize and five independent directors, designated by Blaize after consultation, in good faith, with BurTech regarding the determination of the independent directors, with Lane M. Bess to be designated as the Chairman until a new chairperson is appointed by the New Blaize Board, (ii) remove the agreement between BurTech, Sponsor and Burkhan to enter into the Stockholders’ Agreement at the closing of the Business Combination and to remove such Form of Stockholders’ Agreement as an exhibit to the original merger agreement and (iii) replace the proposed Third Amended and Restated Certificate of Incorporation with a new Form of Third Amended and Restated Certificate of Incorporation to reflect that the New Blaize Board will not be a classified board.
There are no agreements or understanding about the on-going employment or involvement of BurTech’s affiliates in the post business combination entity other than BurTech’s right to nominate two directors to serve on the board of New Blaize post business combination. Certain relationships of the Sponsor expressed interest in potentially purchasing Blaize’s products in the future. If these leads materialize in the future, certain affiliates of the SPAC may be involved in facilitating these relationships for a compensation that will be agreed at a later time.
Benefits and Detriments of the Business Combination
Stakeholder	Benefits	Detriments
BurTech	Failure to complete a business combination would result in the SPAC being de-listed and trust liquidated. The business combination would create value for the SPAC and its shareholders.	SPAC could potentially have found a target that may have a more optimal risk/return profile than Blaize. In this case, the SPAC, its shareholders and affiliates would stand to benefit more than in the business combination with Blaize
Sponsor & affiliates	Failure to complete a business combination would result in the SPAC being de-listed and trust liquidated. The business combination would create value for the SPAC and its shareholders.	SPAC could potentially have found a target that may have a more optimal risk/return profile than Blaize. In this case, the SPAC, its shareholders and affiliates would stand to benefit more than in the business combination with Blaize
Unaffiliated security holders	If the market was to recognize the valuation and potential of New Blaize the stock price may be expected to increase from the trust level of approximately $11.30 per share which will benefit the shareholders.	For non-redeeming shareholders the risk is that the market will not support the valuation of New Blaize either as a result of the general market downturn or risks specific to New Blaize. In this case, the stock price may be reasonably expected to trade below the trust value of approximately $11.30. If this scenario were to materialize, the public shareholders would have been better off redeeming rather than holding the stock post business combination.
Blaize	After the consummation of the Business Combination, shares of New Blaize common stock will be listed on Nasdaq. As a U.S. public company, Blaize and therefore, Blaize’s legacy stockholders, will	Blaize has and continues to incur significant fees and expenses associated with completing the Business Combination and Blaize’s management has invested substantial time and effort to

Stakeholder	Benefits	Detriments
	enjoy enhanced visibility in the capital markets, which could help amplify the brand awareness of Blaize and increase the revenue of Blaize. In addition, Blaize will be able to raise funds through the U.S. public capital markets, providing it with access to capital to execute its expansion and growth strategies. Further, Blaize’s legacy stockholders had acquired their respective shares of Blaize Common Stock at a price lower than $10.00 per share. To the extent that the shares of New Blaize Common Stock will trade above their per share acquisition price, legacy Blaize stockholders will receive a positive return on their respective investments in Blaize.	complete the Business Combination as well as the risks that the benefits sought to be achieved by the Business Combination might not be achieved fully or may not be achieved within the expected timeframe and that completion of the Business Combination is conditioned on satisfaction of certain closing conditions that are not within Blaize’s control, such as the Minimum Cash Condition.
Benefits and Detriments of the Convertible Bridge Note
Stakeholder	Benefits	Detriments
BurTech	All shareholders would benefit from being shareholders of a company with a fully funded business plan.	The convertible note financing is priced at $5/share which represents a 50% discount from the reference price of $10/share or a 56% discount from the expected trust value of approximately $11.30/share at the time of the business combination closing. Mitigating this detriment is the fact that raising this capital at the market would expose New Blaize to the uncertainty of the capital markets at the time of the raise.
Sponsor & affiliates	All shareholders would benefit from being shareholders of a company with a fully funded business plan.	The convertible note financing is priced at $5/share which represents a 50% discount from the reference price of $10/share or a 56% discount from the expected trust value of approximately $11.30/share at the time of the business combination closing. Mitigating this detriment is the fact that raising this capital at the market would expose New Blaize to the uncertainty of the capital markets at the time of the raise.
Unaffiliated security holders	New Blaize will have $125 million of liquidity which will help New	The convertible note financing is priced at $5/share which

Stakeholder	Benefits	Detriments
	Blaize implement its business plan without have to immediately tap the capital markets to raise additional capital. All shareholders would benefit from being shareholders of a company with a fully funded business plan.	represents a 50% discount from the reference price of $10/share or a 56% discount from the expected trust value of approximately $11.30/share at the time of the business combination closing. Mitigating this detriment is the fact that raising this capital at the market would expose New Blaize to the uncertainty of the capital markets at the time of the raise.
Blaize	After the consummation of the Business Combination, New Blaize will have $125 million of liquidity which is sufficient capital to fully fund Blaize’s business plan. Further, New Blaize will be able to implement its business plan without having to immediately access the capital markets to raise additional capital after Closing.	If the Business Combination does not close, then the convertible note holders will continue to accrue interest and Blaize will remain highly leveraged. Further, the convertible note financing is priced at $5/share which represents a 50% discount from the reference price of $10/share or a 56% discount from the expected trust value of approximately $11.30/share at the time of the business combination closing. Mitigating this detriment is the fact that raising this capital at the market would expose New Blaize to the uncertainty of the capital markets at the time of the raise.
Benefits and Detriments of the Backstop Agreement
Stakeholder	Benefits	Detriments
BurTech	Backstop of the trust would keep at least 3 million shares in the float which may be expected to promote a greater liquidity.	Higher dilution resulting from additional 3 million shares in the float.
Sponsor & affiliates	Additional funding resources would help keep New Blaize fully funded.	The Sponsor will need to raise additional funds to provide the shortfall between $3 million and the retained trust.
Unaffiliated security holders	Additional funding resources would help keep New Blaize fully funded. Backstop of the trust would keep at least 3 million shares in the float which may be expected to promote a greater liquidity.	Higher dilution resulting from additional 3 million shares in the float.
Blaize	The Backstop Agreement ensures that Blaize will receive the $125 million of liquidity at the consummation of the Business	Higher dilution to existing Blaize stockholders resulting from additional 3 million shares in the float.

Stakeholder	Benefits	Detriments
Combination in order to fully fund its business plan and avoid having to immediately access the capital markets to raise additional capital after Closing.
BurTech Board’s Reasons for the Approval of the Business Combination
On December 22, 2023, the Merger Agreement was executed by the parties thereto. In reaching its decision, the Burtech Board reviewed the results of BurTech management’s due diligence investigation, and the due diligence investigations of third party financial and legal advisors, and discussed the due diligence findings with Mr. Shahal Khan. The BurTech Board also received and reviewed presentations from, and discussed with, Burtech’s third party financial and legal advisors regarding the transaction structure, material terms of the Business Combination and various aspects of the due diligence. Among others, BurTech conducted interviews with industry experts, both financial and technical, including current and former senior officials of Intel and IBM who were familiar with Blaize’s technology. The presentations were in the form of telephonic interviews conducted with the industry experts.
The due diligence conducted by Burtech’s management and presentations received included:
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An overview of the public markets in general, artificial intelligence, edge computing, semiconductors, the automobile and automotive technology industry, and feedback from potential investors with respect to Blaize presented by Burtech’s management;

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Research on comparable companies and transactions performed by BurTech’s management that were deemed to be lesser opportunities because of Blaize’s presence in the AI at the Edge space. Blaize’s fundamental value was supported by the core IP and pipeline of orders from the leading automotive OEMs;

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A review of the transaction structure presented by Burtech’s management and BurTech’s legal counsel;

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A presentation by Mr. Munagala and Mr. Sehmi regarding Blaize’s strategic direction and recent initiatives;

•
Financial, tax, and accounting due diligence review, including a quality of earnings analysis prepared by BurTech’s management; the quality of earnings was implied from the future potential revenues that may potentially result from the conversion of the pipeline including the automotive OEM pipeline. The main contributor of the future quality of earnings was the creditworthiness of the customers that include Mercedes and Denso (a Toyota OEM supplier). However, BurTech’s management considered the potential revenue ranges to be speculative and deemed not sufficiently reliable and did not share them with the BurTech board and therefore, the BurTech board did not rely on such information in its consideration of the Business Combination. Although BurTech recognized that the anticipated conversion of the pipeline into commercial revenues from chip supplies and bundled services could potentially take several years, BurTech drew additional comfort from the fact that both Mercedes and Toyota were existing customers of Blaize for engineering services.

•
Legal diligence review conducted by BurTech’s legal counsel and SRI Solutions;

•
Labor, employment and employee benefit diligence review conducted by SRI Solutions;

•
General industry research and analysis conducted by the management of Burtech;

•
The feedback received from the convertible note investors regarding the terms of the Business Combination and the convertible note financing; the main conclusion from these considerations was that Blaize needed significant capital in the near term to fund its roadmap and garner investor confidence, which was the impetus for the minimum closing cash of $125 million;

•
A financial, operational and documentation review by management of requested materials provided by Blaize; and

•
Extensive meetings and calls with Blaize’s management, Blaize’s representatives and Blaize’s customers regarding Blaize’s operations, financial condition, strategy and prospects.

The Burtech Board considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the Burtech Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual directors may have given different weight to different factors. This explanation of Burtech Board’s reasons for the Business Combination and all other information presented in this section is forward-looking. Therefore, you should read this explanation in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”
In the prospectus for the IPO, Burtech identified the following general criteria and guidelines that Burtech believed would be important in evaluating prospective target businesses:
•
Scalability and large addressable markets.   BurTech intends to seek candidates that operate in large markets where small increases in cloud connectivity penetration can translate into rapid and significant financial benefits. BurTech intends to evaluate each market based on several factors, including competitive dynamics, demand drivers, macroeconomic trends, and the potential to build a sustainable competitive edge.

•
Attractive customer demographics.   BurTech’s management team has deep insights into the consumer and enterprise customer’s behavior and buying patterns in a range of global markets. BurTech expects to capitalize on shifting demographic trends to build a sustainable business enterprise with clear understandings of global market trends.

•
Brands serving high growth markets.   BurTech intends to seek candidates where it believes that customer connection with the business’ brands in their markets matters and will continue to matter. BurTech believes that building global brand recognition with an awareness of the ultimate brand value in the markets it will serve is a significant driver of shareholder value.

•
Ecosystem-oriented and technology-centric.   BurTech intends to seek candidates that have a potential to provide the business’ customers with comprehensive benefits within a cloud connected ecosystem. BurTech’s management team has expertise in identifying and investing in scalable growth businesses. The team has experience in using partnerships to drive value creation, scale and entry into new global markets. Furthermore, BurTech’s management team has experience deploying capital into companies to propel growth and physical presence across global markets.

•
Sustainable Development Goal (SDG) measurements.   BurTech intends to seek candidates that have business models and solutions that have positive impact as measured against the United Nations Sustainable Development Goals and that showcase good stewardship of the planet. BurTech’s management team is uniquely qualified in this area and has been involved in global advocacy of the SDGs as well as part of enterprises with clear metrics and measurements to show how companies can be measured for their positive impact on the SDGs.

•
Strong target management teams.   BurTech intends to seek candidates that have strong management teams with a track record of driving revenue growth, enhancing profitability and generating strong free cash flow. BurTech will spend significant time assessing a target company’s leadership and personnel across the organization and evaluating how BurTech can build a stronger team with requisite skill sets to execute on business strategy.

•
Opportunity to benefit from our management team’s expertise.   BurTech intends to seek candidates whose performance can be augmented by its management team’s investing, operating expertise, and global enterprise networks. BurTech’s management team has actively recruited and retained key operational human capital into companies.

•
Opportunity for operational improvements.   BurTech will seek to identify businesses that it believes would benefit from BurTech’s ability to drive improvements in the target company’s revenue models, cost structure, brand awareness and product offerings.

•
Growth opportunities through capital investment.   BurTech intends to seek candidates that will benefit from additional capital investment through a business combination and technology enhancing solutions. These opportunities may include investment in existing and new facilities to drive growth.

•
Opportunities for add-on acquisitions.   BurTech will seek to acquire one or more businesses or assets that we can grow both organically and through acquisitions. In addition, BurTech believes that its ability to source proprietary opportunities will be valuable as it continues to build upon a robust public company platform post initial business combination.

In considering the Business Combination, the Burtech Board concluded that Blaize substantially met the above criteria. In particular, the Burtech Board considered the following positive factors:
•
Scalability and large addressable market.   The Burtech Board took note of the fact that Blaize is a fast growing, next generation artificial intelligence, edge-computing, semiconductor chip designer. In addition, together with AI Studio, a proprietary software product that is a low-code API environment, Blaize provides an integrated solution that is optimized to run on the Blaize GSP chip. The Burtech Board also noted that Blaize’s valuation was attractive relative to other prospective target companies.

•
Ecosystem oriented and technology centric.   The Burtech Board believed that Burtech’s management will be able to provide Blaize with a comprehensive network of resources to support its human capital, performance improvement, strategic growth and capital markets initiatives. Over the years, Burtech’s management has built a vast and cohesive network of contacts in technology and defense universe both in the United States and overseas. The strategic introductions of Burtech’s management may create a significant added value for the combined company. In addition, the management of Burtech has an established track record of executing acquisition and consolidation focused strategies.

•
Ecosystem oriented and technology centric.   Blaize’s growth is underpinned by potential revenue from automotive suppliers underlying existing design contracts and favorable historical customer production trends. This position provides Burtech with significant confidence in Blaize’s revenue outlook over the next five years, and Burtech believes that Blaize, under new public ownership, will be able to access more capital at more attractive terms to support its growth strategy to further increase revenues and shareholder value. Burtech and Blaize believe that the business combination can enable Blaize to capitalize on existing design win pipeline, extend Blaize’s product reach and penetration, drive scale and outpace each of Blaize’s addressable markets.

•
Blaize’s Products, Addressable Market and Customer Base.   The Burtech Board took note that Blaize’s product focus is on edge computing for autonomous vehicles, advanced driver assistance systems, in-cabin gesture control, connected car and user experience applications. These technologies represent the core underpinnings of both electric and autonomous vehicles, while the advanced user interfaces transform the in-cabin experience to mirror and seamlessly connect to existing mobile platforms on which drivers rely. The product portfolio addresses a $300 billion market, as driven by rising demand for edge computing, AI at the edge, camera and computer vision, software defined vehicles. Blaize’s growth is not dependent on global automotive volumes, but rather on the increased levels of semiconductor content required in vehicles to support advanced application. Blaize has been working on designing its chips into components manufactured by leading Tier 1 automotive OEM suppliers. Blaize has successfully partnered with several leading global Tier 1 automotive suppliers, including DENSO Corporation, on the collaborative development and integration of Blaize’s chips and chiplets into next generation’s vehicles.

•
Blaize’s strong Management Team.   The Burtech Board considered the expertise, strength and track record of the Blaize’s management team, including its Chief Executive Officer: Dinakar Munagala, Chief Technology Officer: Satyaki Koneru, Chief Software Architect -Val Cook, Chief Scientist and Vice President of Engineering: Ke Yin and Chief Software Development Officer: Dmitry Zakharchenko.

•
Blaize’s experienced Board.   The Burtech Board noted that the Blaize Board includes luminaries in the semiconductor and AI space as well as world renowned business leaders: Juergen Hambrecht (formerly with Daimler and BASF), Tony Cannestra (currently with Denso), Ed Frank (formerly with Apple) and Lane Bess (co-founder of Palo Alto Networks and zscaler).

•
Attractive Financial Profile.   Based on its review of Blaize’s current and historical business, and results of operations, the Burtech Board believed that Blaize had an attractive financial profile.

•
Financial Terms of the merger agreement.   The Burtech Board took note of the post-Closing ownership structure whereby the existing ownership group of Blaize, including its management team, agreed to: (i) accept a significant portion of their financial consideration for the Business Combination in 76.7 million shares of stock; (ii) defer a portion of their financial consideration to an earn-out of 16.3 million shares of stock to be vested based on the future market prices of the New Blaize Common Stock. The Burtech Board also took note of the Sponsor’s agreement to forfeit and cancel 2,000,000 shares (approximately 20% of the Sponsor shares).

•
Other Terms and Conditions of the merger agreement.   The Burtech Board took note of the board of directors of New Blaize, consisting of nine individuals, two (2) individuals to be selected by Blaize, two (2) individuals to be selected by Burtech, and five (5) independent directors to be mutually agreed upon by Blaize and Burtech.

•
Attractive Tax Structure.   The Burtech Board took note that from the standpoint of Burtech’s public shareholders, the Business Combination would not result in any gain or loss recognized by the shareholders of Burtech upon the exchange of their shares in Burtech for shares in New Blaize, and also took note of the positive tax structure from the perspective of the Blaize equity holders.

•
Pro Forma Ownership.   The BurTech Board took note of the fact that following completion of the Business Combination (assuming, among other things, that no Burtech shareholders exercise redemption rights with respect to their shares of BurTech Class A Common Stock upon completion of the Business Combination and certain other assumptions), under the no redemption scenario, Blaize equity holders are expected to own approximately 55.3% of the issued and outstanding shares of New Blaize Common Stock, the Final Closing Lenders are expected to own approximately 25.7% of the issued and outstanding shares of New Blaize Common Stock, the current holders of shares of BurTech Class A Common Stock are expected to own approximately 4.4% of the issued and outstanding shares of New Blaize Common Stock, and the Sponsor and related parties are expected to own approximately 14.2% of the issued and outstanding shares of New Blaize Common Stock.

In making the recommendation, the Burtech Board also considered, among other things, the following potential deterrents to the Business Combination:
•
the risk that the announcement of the Business Combination and potential diversion of Blaize’s management and employee attention may adversely affect Blaize’s operations;

•
the risk that certain key employees of Blaize might not choose to remain with the company post-Closing;

•
the risk that the Burtech Board may not have properly valued Blaize’s business;

•
the risks associated with Blaize’s GSP, AI Studio, Blaize’s other products and solutions and the semiconductor and artificial intelligence industries in general;

•
the risks affecting Blaize’s ability to realize its strategic backlog;

•
the risk associated with macroeconomic uncertainty and the effects it could have on Blaize’s revenues;

•
the risk of competition in the industry, including the incumbent players which may develop superior technologies and the potential for new entrants;

•
the substantial expense and human resources necessary to operate a public company;

•
the risk that the Business Combination might not be consummated in a timely manner or that the closing of the Business Combination might not occur despite the companies’ efforts, including by reason of a failure to obtain the approval of Burtech’s shareholders;

•
the risk that Burtech does not have enough cash at closing or redemptions are too high to meet the closing requirements of the merger agreement;

•
the risk of failure to satisfy the conditions to Closing (to the extent not waived by the parties);

•
the inability to maintain the listing of New Blaize’s securities on Nasdaq following the Business Combination;

•
the significant fees and expenses associated with completing the Business Combination and the substantial time and effort of management required to complete the Business Combination;

•
the potential conflicts of interest of the Sponsor and Burtech’s officers and directors in the Business Combination; and

•
the other risks described in the “Risk Factors” section of this proxy statement/prospectus.

The Burtech Board concluded that these risks could be managed or mitigated by Blaize or were unlikely to have a material impact on the Business Combination or the New Blaize, and that, overall, the potentially negative factors or risks associated with the Business Combination were outweighed by the potential benefits of the Business Combination to Burtech and its shareholders. The Burtech Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons. The foregoing discussion of the material factors considered by the BurTech Board is not intended to be exhaustive, but does set forth the principal factors considered by the Burtech Board.
The Business Combination Proposal will be approved and adopted by the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of BurTech Common Stock, voting together as a single class, that are cast thereon at the special meeting. The Business Combination is therefore not structured so that approval of at least a majority of unaffiliated BurTech stockholders is required. No unaffiliated representative has been retained to act solely on behalf of the public BurTech stockholders for purposes of negotiating the terms of the Business Combination on their behalf and/or preparing a report concerning the approval of the Business Combination. The Business Combination was unanimously approved by the BurTech Board.
A majority of the directors who are not employees of BurTech did not retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the Business Combination or prepare a report concerning the approval of the Business Combination.
Blaize Board’s Reasons for the Approval of the Business Combination and the Related Financing Transactions
After consideration, the Blaize Board adopted resolutions determining that the Merger Agreement, the Business Combination upon the terms and conditions set forth in the Merger Agreement were advisable and in the best interests of Blaize and its stockholders, adopting and approving the Merger Agreement, the Business Combination and the related financing transactions as discussed in the sections entitled “Debt Financings” and “Equity Financings” below and directing that the Merger Agreement be submitted to the holders of Blaize capital stock for approval.
The Blaize Board recommends that the holders of Blaize capital stock adopt and approve the Business Combination, by executing and delivering the written consent furnished with this proxy statement/prospectus.
In reaching its decision to adopt and approve, and declare advisable, the Merger Agreement, the Business Combination and the related financing transactions, and resolving to recommend that the Blaize stockholders adopt and approve the Business Combination and the other transactions contemplated by the Merger Agreement and the related financing transactions, the Blaize Board consulted with Blaize’s management, as well as its financial and legal advisors, and considered a number of factors, including:
(i)
the potential for other third parties to enter into strategic relationships with or to acquire Blaize as a publicly traded company following the Business Combination;

(ii)
the potential increase in financing options for Blaize that may result from consummating the Business Combination;

(iii)
the anticipated value of the combined organization;

(iv)
the ability of Blaize to carry on its business if the Business Combination were not consummated;

(v)
the business, operations, financial condition, amount of cash on hand, competitive position and prospects of Blaize and current economic, industry and market conditions affecting Blaize;

(vi)
the fiduciary duties of the directors and officers of Blaize to its stockholders;

(vii)
the terms of the Merger Agreement and the ancillary agreements and the transactions contemplated thereby, including, among others, the related financing transactions, the tax treatment and the conditions for the parties’ obligations to consummate the Merger;

(viii)
the likelihood of realizing a superior or comparable return for Blaize stockholders through alternative business strategies (including continuing as a privately held standalone entity or other merger prospects and the associated risks of delay, non-consummation or unavailability thereof);

(ix)
the relatively short timeline of a de-SPAC transaction in comparison to the initial public offering alternative, including greater execution certainty and efficiencies of a de-SPAC transaction relative to an initial public offering or direct listing

(x)
the risks involved with the Business Combination, including the risk that the benefits sought to be achieved by the Business Combination might not be achieved fully or may not be achieved within the expected timeframe;

(xi)
the risk that completion of the Business Combination is conditioned on satisfaction of certain closing conditions that are not within Blaize’s control, such as the Minimum Cash Condition;

(xii)
the possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination; and

(xiii)
the significant fees and expenses associated with completing the Business Combination and the substantial time and effort required from Blaize’s management to complete the Business Combination.

The foregoing discussion of the factors considered by the Blaize Board is not intended to be exhaustive, but, rather, includes the material factors considered by the Blaize Board. In reaching its decision to adopt and approve, and declare advisable, the Merger Agreement, the Business Combination and the related financing transactions, the Blaize Board did not consider it practicable to, and did not attempt to quantify or otherwise assign any relative weights to the factors considered in reaching its conclusion as to the fairness of the Business Combination, and individual directors may have given different weights to different factors. The Blaize Board considered all these factors as a whole, including discussions with, and questioning of, Blaize’s management and financial and legal advisors, and, overall, considered these factors to be favorable to, and to support, its determination. The sequence in which the factors described above are presented is not intended to reflect their relative importance. The Blaize Board did not receive any independent reports, opinions or appraisals from any third party that is materially related to the transaction in connection with the Merger Agreement, the Business Combination and the related financing transactions, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger Agreement, the Business Combination and the related financing transactions.
The Blaize Board concluded that the potentially negative factors associated with the Merger Agreement, Business Combination and the related financing transactions were outweighed by the potential benefits that it expected Blaize stockholders would receive as a result of the Merger Agreement, Business Combination and related financing transactions, including the belief of the Blaize Board that the Business Combination would maximize the immediate value of shares of Blaize Common Stock and eliminate the risk and uncertainty affecting the future prospects of Blaize, including the potential execution risks pursuing its business plan as a private company. Accordingly, the Blaize Board determined that the Business Combination and the other transactions contemplated by the Merger Agreement, including the related financing transactions, are advisable to, and in the best interests of, Blaize and its stockholders, and adopted and approved, and declared advisable, the Merger Agreement, the Business Combination and the related financing transactions. The Blaize Board recommends that Blaize stockholders consent to the Business Combination.
Blaize Merger Consideration
As part of the Business Combination, holders of the Blaize Common Stock (or their nominees) will receive aggregate consideration of approximately $837.0 million, payable in shares of BurTech Class A Common Stock at a price of $10.00 per share.

At the Effective Time, after giving effect to the Blaize Security Conversion (as defined below), the Warrant Event (as defined below) and the Burkhan Conversion Event (as defined below), (i) each share of the Blaize Common Stock issued and outstanding immediately prior to the Effective Time (but excluding any (x) shares of the Blaize Common Stock subject to Blaize RSUs and Blaize Options, (y) shares of the Blaize Common Stock held by Blaize as treasury stock, and (z) shares the holders of which perfect rights of appraisal under Delaware law) will be cancelled and converted into the right to receive approximately 0.78 shares of BurTech Class A Common Stock (rounded up to the nearest whole share in aggregate) pursuant to the Exchange Ratio, (ii) each Blaize Option that is outstanding and unexercised immediately prior to the Effective Time will automatically be converted into an option to purchase shares of New Blaize Common Stock as set forth in the Merger Agreement and (iii) each award of Blaize RSUs that is outstanding and unsettled immediately prior to the Effective Time will automatically be converted into an award of restricted stock units relating to shares of New Blaize Common Stock as set forth in the Merger Agreement. Furthermore, concurrently with the execution of the Merger Agreement, Blaize issued to Burkhan the Burkhan Warrant. Pursuant to the Burkhan Warrant, Burkhan is entitled to purchase up to a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaize Common Stock for an aggregate exercise price of $20,000 and a purchase price of $20,000.
In addition to the base merger consideration, Blaize stockholders and holders of converted Blaize Options and Blaize RSUs will also receive up to an aggregate of 15,000,000 Company Earnout Shares, and Burkhan will also receive up to an aggregate of 2,600,000 Burkhan Earnout Shares, in four equal installments. The Earnout Shares will be issued to Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan upon occurrence of certain triggering events (based on the achievement of certain price targets of New Blaize Common Stock following the Closing and, with respect to Company Earnout Shares issued in respect of Blaize Options and Blaize RSUs, subject to the applicable holder’s continued service through the date of issuance) (the “Triggering Events”). In the event such Triggering Events are not met within the five-year period following the Closing, the Earnout Shares will be cancelled. In the event of a change in control of New Blaize or Blaize after the Closing, the Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan shall each be entitled to all of the then remaining Earnout Shares that have not been previously issued to the Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs or Burkhan, as applicable, assuming that all Triggering Events have occurred.
On April 22, 2024, BurTech, Merger Sub, Blaize and for the limited purposes set forth therein, Burkhan, entered into the Amendment to Merger Agreement, pursuant to which the parties agreed, among other things, to (i) amend and restate the definitions of “Aggregate Company Shares” and “Base Merger Consideration,” as defined therein, (ii) increase the Base Purchase Price from $700,000,000 to $767,000,000 and (iii) amend and restate the provisions relating to the Burkhan Conversion Event.
Interests of Sponsor Related Parties in the Business Combination and Related Financing
Since the Sponsor, its affiliates, representatives and the BurTech officers and directors (the “Sponsor Related Parties”), have interests that are different, or in addition to (and which may conflict with), the interests of the other holders of BurTech Class A Ordinary Shares, a conflict of interest may exist in determining whether the Business Combination with Blaize is appropriate. Such interests include that the Sponsor Related Parties, will lose their entire investment in BurTech if BurTech does not complete a business combination. When you consider the recommendation of the BurTech Board in favor of approval of the Business Combination Proposal, you should keep in mind that the Sponsor Related Parties, have interests in such proposal that are different from, or in addition to (which may conflict with), those of the BurTech shareholders generally.
These conflicts of interest include, among other things, the interests listed below:
•
the beneficial ownership of the Sponsor and certain current and former members of the BurTech Board and officers of an aggregate of 10,385,750 shares of BurTech Class A Common Stock and 898,250 Private Warrants, which shares and warrants were acquired for an aggregate investment of $8,982,500 at the time of BurTech’s formation and the IPO and would become worthless if BurTech does not complete a business combination by the Extension Deadline, as such stockholders have waived any redemption right with respect to those shares and the Private Placement Warrants would expire worthless. After giving effect to the Business Combination, the Sponsor and certain current and former members of the BurTech Board and officers would own up to an aggregate of 12,158,014 shares of BurTech Class A Common Stock and 898,250 Private Placement Warrants. Such shares have an aggregate market value of approximately $137.9 million, based on the Closing Price of BurTech Class A Common Stock of $11.34 on Nasdaq on November 8, 2024;
•
the continued indemnification of current directors and officers of BurTech and the continuation of directors’ and officers’ liability insurance after the Business Combination;

•
the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, with all expenses incurred by the Sponsor and its affiliates on our behalf booked and carried on our financial statements, and as of September 30, 2024, the relevant amounts were the Convertible promissory note, related party, carried at $1,500,000 and advances from the Sponsor carried at $2,164,291, which included monthly extension contributions into the trust that have been made by the Sponsor on our behalf;

•
the fact that our Sponsor, and current and former officers and directors will lose their entire investment in us if an initial business combination is not completed; and

•
the fact that the Sponsor Related Parties currently secured convertible promissory notes issued by Blaize of an aggregate principal amount of $16,500,000 and the Burkhan Warrant to purchase a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaize Common Stock.

These financial and other interests of the Sponsor Related Parties may have influenced their decision to approve the Business Combination. You should consider these interests when evaluating the Business Combination. The BurTech Board was advised of and considered each of these interests, together with the factors described in the section entitled “The Business Combination Proposal — BurTech Board’s Reasons for the Approval of the Business Combination”, during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the BurTech Board, the Merger Agreement and related transactions, including the Business Combination, as a whole and, on balance, concluded that they supported a favorable determination that the Merger Agreement and the Business Combination are advisable.
Interests of Blaize Directors and Officers in the Business Combination
In considering the approval, and recommendation of stockholder approval, by the Blaize Board with respect to the Merger Agreement, Blaize’s stockholders should keep in mind that Blaize’s directors and executive officers have interests in the Business Combination that are different from, or in addition to (and which may conflict with), those of Blaize’s stockholders. The Blaize Board was aware of such interests during its deliberations on the merits of the Business Combination. These interests include, among other things, the interests listed below:
•
Certain of Blaize’s directors and executive officers are expected to become directors and/or executive officers of New Blaize upon the Closing. Specifically, the following individuals who are currently executive officers of Blaize are expected to become executive officers of New Blaize upon the Closing, serving in the offices set forth opposite their names below:

Name	Position
Dinakar Munagala	Chief Executive Officer
Harminder Sehmi	Chief Financial Officer

•
Upon the Closing, Dinakar Munagala, Chief Executive Officer of Blaize, and Lane M. Bess, Tony Cannestra, Edward Frank and Juergen Hambrecht, current members of the Blaize Board, are expected to become members of the New Blaize Board. In addition to these current members of the Blaize Board, other parties are being evaluated to become members of the New Blaize Board upon the Closing.

•
Dinakar Munagala, Chief Executive Officer of Blaize, and Val Cook, Chief Software Architect are each party to offer of employment letters with Blaize, which provide that the applicable executive will be entitled to enhanced severance payments and benefits in connection with certain terminations of employment that occur within one year following the Closing. For additional details regarding these arrangements, see the section entitled “Blaize’s Executive Compensation” below.

Certain of Blaize’s executive officers and directors as of the date of the Merger Agreement hold Blaize Options. The treatment of such Blaize Options in connection with the Business Combination is described in “The Business Combination — Blaize Merger Consideration,” which description is incorporated by reference herein. The holding of such Blaize Options by such executive officers and directors as of August 31, 2024, is set forth in the table below.
	Blaize Options
Executive Officers and Directors	Vested	Unvested
Tony Cannestra	283,350	—
Val Cook	736,092	1,324,778
Juergen Hambrecht	272,035	—
Satyaki Koneru	410,998	777,589
Dinakar Munagala	2,009,699	3,719,080
Harminder Sehmi	341,065	689,371
Ke Yin	523,945	1,034,289
Lane Bess	—	—
Edward Frank	272,035	—
Potential Actions to Secure Requisite Stockholder Approvals
In connection with the stockholder vote to approve the Business Combination, the Sponsor and BurTech’s Board, officers, advisors or their affiliates may privately negotiate transactions to purchase shares of BurTech Class A Common Stock from stockholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per share pro rata portion of the Trust Account. None of the Sponsor or BurTech’s board of directors, officers, advisors or their affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such shares. Such a purchase of shares may include a contractual acknowledgement that such stockholder, although still the record holder of the shares of BurTech Class A Common Stock is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or BurTech’s Board, officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the Trust Account. The purpose of these purchases would be to increase the amount of cash available to BurTech for use in the Business Combination.
Regulatory Approvals Required for the Business Combination
Under the HSR Act, as amended and related rules, certain transactions, including the Business Combination, may not be completed until notifications have been given and information is furnished to the Antitrust Division of the DOJ and the FTC and all statutory waiting period requirements have been satisfied. Completion of the Business Combination is subject to the expiration or earlier termination of the applicable waiting period under the HSR Act. On August 22, 2024, BurTech and Blaize filed the required notification under the HSR Act with respect to the Business Combination with the Antitrust Division of the DOJ and the FTC. The required waiting period expired at 11:59 p.m. Eastern Time on September 23, 2024.
At any time before or after the expiration of the statutory waiting periods under the HSR Act, the Antitrust Division of the DOJ and the FTC may take action under the antitrust laws, including seeking to enjoin the completion of the Business Combination, to rescind the Business Combination or to conditionally permit completion of the Business Combination subject to regulatory conditions or other remedies. In addition, non-U.S. regulatory bodies and U.S. state attorneys general could take action under other applicable regulatory laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin or otherwise prevent the completion of the Business Combination or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under regulatory laws under some circumstances. There can be no assurance that a challenge to the Business Combination on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful. BurTech and Blaize are not aware of any other regulatory approvals in the United States required for the consummation of the Business Combination.
Accounting Treatment of the Business Combination
The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, BurTech will be treated as the acquired company and Blaize will be treated as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of New Blaize will represent a continuation of the financial statements of Blaize, with the Business Combination treated as the equivalent of Blaize issuing stock for the historical net assets of BurTech, accompanied by a recapitalization. The net assets of BurTech will be stated at fair value, which is expected to approximate historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Blaize.
Sources and Uses of Funds
The following table summarizes the sources and uses for funding the Business Combination assuming no redemptions of any Public Shares and approximately $49.9 million of cash remaining in the Trust Account:
Sources:		Uses:
($ in millions)
Blaize Rollover Equity	$837,000,000	Blaize Equity Rollover	$837,000,000
Proceeds from Trust Account	49,915,251	Cash to Balance Sheet	122,101,214
Final Closing Lender Investment	99,218,130	Transaction Expenses	27,032,167
Total Sources	$986,133,381	Total Uses	$986,133,381
The following table summarizes the sources and uses for funding the Business Combination assuming that 4,345,663 Public Shares subject to possible redemption outstanding at September 30, 2024, are redeemed for an aggregate redemption payment of approximately $49.9 million. This maximum redemption scenario reflects the maximum number of the BurTech’s Public Shares that can be redeemed without violating the conditions of the Merger Agreement or the requirement of BurTech’s Existing Charter that BurTech cannot redeem Public Shares if it would result in BurTech having a minimum net tangible asset value of less than $5,000,001, after giving effect to the payments to redeeming shareholders.
Sources:		Uses:
($ in millions)
Blaize Rollover Equity	$837,000,000	Blaize Equity Rollover	$837,000,000
Sponsor Backstop	30,000,000	Net Cash on Balance Sheet	102,185,963
Final Closing Lender Investment	99,218,130	Transaction Expenses	27,032,167
Total Sources	$966,218,130	Total Uses	$966,218,130
All of the sources and uses above are for illustrative purposes only. Where actual amounts are not known or knowable, the figures above represent BurTech’s good faith estimate of such amounts.
Satisfaction of 80% Test
Nasdaq rules require that an initial business combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of signing a definitive agreement in connection with an initial business combination. The BurTech Board has determined that the fair market value of the Business Combination meets this test at the time of execution of the Merger Agreement.
Name; Headquarters of New Blaize
The name of the combined company after the Business Combination will be Blaize Holdings, Inc., and its headquarters will be located at 4659 Golden Foothill Parkway, Suite 206, El Dorado Hills, California 95762, and its phone number will be (916) 347-0050.
Board of New Blaize following the Business Combination
Upon the Closing, we anticipate that the New Blaize Board will consist of up to seven (7) members. The initial composition of the New Blaize Board shall be comprised of (a) two (2) individuals to be designated by Blaize and (b) five (5) individuals will be independent directors, designated by Blaize after consultation, in good faith, with BurTech regarding the determination of the independent directors. Further, Lane M. Bess shall be designated as the Chairman of the New Blaize Board immediately after the Closing and remain in that role until the New Blaize Board designates a new chairperson. All of our existing directors of BurTech have informed us that they will resign from the BurTech Board upon Closing.
For additional details, see the sections of this proxy statement/prospectus entitled “Proposal No. 4 —The Election of Directors Proposal” and “Directors and Executive Officers After the Business Combination.”
Redemption Rights
Pursuant to our Existing Charter, holders of Public Shares may elect to have their Public Shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Existing Charter. For illustrative purposes, based on funds in the Trust Account of approximately $49.9 million on September 30, 2024, the estimated per share redemption price would have been approximately $11.49. If a Public Stockholder exercises its redemption rights, then such Public Stockholder will be exchanging its shares of our BurTech Class A Common Stock for cash and will no longer own shares of BurTech. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. Each redemption of Public Shares by our Public Stockholders will decrease the amount in our Trust Account, which held approximately $49.9 million on September 30, 2024. See the section entitled “Special Meeting of BurTech Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Appraisal Rights
There are no appraisal rights available to holders of shares of BurTech Common Stock or BurTech Warrants in connection with the Business Combination under the DGCL.
Ownership of New Blaize After the Closing
As of September 30, 2024, there are 15,162,658 shares of BurTech Class A Common Stock and five shares of BurTech Class B Common Stock issued and outstanding. There were also outstanding an aggregate of 29,648,250 warrants, which includes 898,250 Private Placement Warrants and 28,750,000 Public Warrants. Each warrant entitles the holder thereof to purchase one share of BurTech Class A Common Stock and, following the Business Combination, will entitle the holder thereof to purchase one share of New Blaize Common Stock.
Under the “no redemptions” scenario, upon completion of the Business Combination, BurTech’s public stockholders would retain an ownership interest of approximately 4.4% in New Blaize, the Sponsor and its affiliates and certain current and former directors, as the sole holders of Founder Shares, will retain an ownership interest of approximately 14.2% of New Blaize, Blaize stockholders will own approximately 55.3% of New Blaize and the Final Closing lenders will own approximately 25.7% of New Blaize.

Under the “50% of maximum redemptions” scenario, upon completion of the Business Combination, BurTech’s public stockholders would retain an ownership interest of approximately 2.2% in New Blaize, the Sponsor and its affiliates and certain current and former directors, as the sole holders of Founder Shares, will retain an ownership interest of approximately 15.1% of New Blaize, Blaize stockholders will own approximately 56.2% of New Blaize, and the Final Closing lenders will own approximately 26.1% of New Blaize.
Under the “maximum redemptions” scenario, upon completion of the Business Combination, BurTech’s public stockholders would retain an ownership interest of approximately 0.0% in New Blaize, the Sponsor and its affiliates and certain current and former directors, as the sole holders of Founder Shares, will retain an ownership interest of approximately 17.6% of New Blaize, Blaize stockholders will own approximately 56.0% of New Blaize, and the Final Closing lenders will own approximately 26.0% of New Blaize.
The following summarizes the pro forma ownership of New Blaize Common Stock following the Business Combination assuming the no additional redemptions, 50% of maximum redemptions and maximum redemptions scenarios.
The ownership percentages reflected in the table are based upon the number of shares of Blaize Common Stock and Blaize Common Stock issued and outstanding as of September 30, 2024 and are subject to the following additional assumptions:
•
the total shares of New Blaize Common Stock to be issued to holders of Blaize Common Stock will be 54,988,358;

•
all outstanding Blaize Warrants, Blaize Preferred Stock and convertible notes issued by Blaize will be converted to or exercised for Blaize Common Stock prior to the Closing;

•
all Blaize Awards as of September 30, 2024 covering shares of New Blaize Common Stock that will be held by equityholders of Blaize immediately following the Effective Time have been converted;

•
the shares to be issued to Blaize stockholders do not account for the issuance of any additional shares upon the closing of the Business Combination under the Incentive Award Plan and ESPP;

•
no exercise of BurTech Warrants; and

•
no issuance of additional securities by BurTech prior to the Effective Time.

If any of these assumptions are not correct, these percentages will be different.
For purposes of the table:
•
Assuming no redemption scenario:   This presentation assumes that no Public Stockholders exercise redemption rights with respect to their Public Shares.

•
Assuming 50% of maximum redemption scenario:   This presentation assumes that the Public Stockholders holding approximately 50% of the Public Shares exercise redemption rights with respect to their Public Shares. This scenario assumes that 2,172,832 Public Shares are redeemed for an aggregate redemption payment of approximately $25.0 million. This 50% of maximum redemption scenario assumes 50% of the maximum redemption as defined below.

•
Assuming maximum redemption scenario:   This presentation assumes that the Public Stockholders holding approximately 100% of the Public Shares exercise redemption rights with respect to their Public Shares. This scenario assumes that 4,345,663 Public Shares are redeemed for an aggregate redemption payment of approximately $49.9 million. This maximum redemption scenario reflects the maximum number of the BurTech’s Public Shares that can be redeemed without violating the conditions of the Merger Agreement or the requirement of BurTech’s Existing Charter that BurTech cannot redeem Public Shares if it would result in BurTech having a minimum net tangible asset value of less than $5,000,001, after giving effect to the payments to redeeming shareholders. This maximum redemption scenario is based on a minimum cash condition of $125 million at the Closing of the Business Combination, consisting of Trust Account funds, certain private placement and financing proceeds and the amount contributed by or on behalf of the Sponsor pursuant to the

Backstop Agreement, less transaction expenses and the aggregate amount of cash proceeds that will be required to satisfy the redemption of the Public Shares.
	Assuming No Redemptions(1)		Assuming 50% Redemptions(1)		Assuming Maximum Redemptions(1)
	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership	Number of Shares	Percentage Ownership
Blaize Stockholders(2)	54,988,358	55.3%	54,988,358	56.2%	54,988,358	56.0%
BurTech Public Stockholders(3)	4,345,663	4.4%	2,172,832	2.2%	—	0.0%
Sponsor and related parties(4)	14,158,014	14.2%	14,662,251	15.1%	17,158,014	17.6%
Final Closing Lenders(5)	25,541,201	25.7%	25,541,201	26.1%	25,541,201	26.0%
Other(6)	431,250	0.4%	431,250	0.4%	431,250	0.4%
Total shares at Closing	99,464,486	100.0%	97,795,892	100.0%	98,118,823	100.0%

(1)
Assumes that the BurTech Public Stockholders holding the outstanding shares of BurTech’s Redeemable Class A Common Stock will not exercise their redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed no redemptions scenario, assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed 50% redemptions scenario and assumes that the BurTech Public Stockholders will exercise their redemption rights to redeem all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock under the assumed maximum redemptions scenario. Actual BurTech Redeemable Class A Common Stock redeemed in connection with the Business Combination may vary from the amounts presented above, accordingly the ownership percentages set forth above will also vary.

(2)
The number of shares held by the Blaize Stockholders is comprised of (i) the exchange of the 17,491,453 issued and outstanding Blaize Common Stock for 13,618,356 shares of New Blaize Class A Common Stock, which gives effect to 9,279 shares that have been issued since September 30, 2024 (ii) the settlement of Blaize Convertible Notes (excluding Burkhan Convertible Notes and Final Closing Lender Convertible Notes) in exchange for the issuance of 5,785,856 shares of New Blaize Class A Common Stock, (iii) the conversion and net exercise of Blaize Warrants to 932,411 shares of New Blaize Class A Common Stock, and (iv) the conversion of Blaize Redeemable Convertible Preferred Stock for 34,651,735 shares of New Blaize Class A Common Stock based on the Exchange Ratio of approximately 0.78 shares of New Blaize Class A Common Stock for one (1) share of Blaize Common Stock or common stock equivalent upon the Closing of the Business Combination.

The number of shares held by the Blaize Stockholders does not include (i) 3,772,264 shares of New Blaize Class A Common Stock that are issued related to the conversion of the Burkhan Notes or (ii) 21,041,201 shares of New Blaize Class A Common Stock held by the Blaize Final Closing Lenders.
(3)
The number of shares held by the BurTech Public Stockholders gives effect to (i) the assumed no redemptions scenario that assumes no BurTech Public Stockholders exercise redemption rights with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, (ii) the assumed 50% redemptions scenario that assumed BurTech Public Stockholders exercise their redemption rights for 2,172,832 shares with respect to the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock, and (iii) the assumed maximum redemptions scenario that assumes BurTech Public Stockholders exercise their redemption rights for all of the outstanding 4,345,663 shares of BurTech’s Redeemable Class A Common Stock.

(4)
The number of shares held by the Sponsor and related parties is determined by adding (i) the Sponsor’s holdings of 10,385,750 BurTech’s Redeemable Class A Common Stock at September 30, 2024, as reduced by 2,000,000 of BurTech’s Redeemable Class A Common Stock that are to be forfeited as part of the Sponsor Forfeiture Agreement, (ii) 2,000,000 shares that are issued associated with Burkhan Warrants, and (iii) 3,772,264 shares issued upon conversion of the Burkhan Convertible Notes. The number of shares held by the Sponsor and related parties under the 50% redemptions scenario assumes 504,237 shares are issued as part of the Backstop Agreement and the max redemptions scenario assumes 3,000,000 shares are issued as part of the Backstop Agreement.

(5)
Final Closing Lender shares is determined by adding (i) 4,500,000 of New Blaize Class A Common Stock issued upon net exercise of the warrants issued pursuant to the Blaize Warrant Financing and (ii) 21,041,201 of New Blaize Class A Common Stock issued upon conversion of the Final Closing Lender Notes.

(6)
Represents ownership in New Blaize Common Stock, attributable to existing holdings in BurTech Class A Common Stock that is held by underwriters associated with BurTech’s initial public offering.

The actual results will be within the parameters described by the three scenarios above. However, there can be no assurance regarding which scenario will be closest to the actual results.
Stockholders will experience additional dilution to the extent New Blaize issues additional shares of New Blaize Common Stock after the closing of the Business Combination. The table above excludes (a) 29,648,250 shares of New Blaize Common Stock that will be issuable upon the exercise of the 898,250 Private Placement Warrants and 28,750,000 public warrants; (b) 17,600,000 shares of New Blaize Common Stock that will be issuable related to the Earnout Shares if the related triggering events are achieved; (c) shares of New Blaize Common Stock that will initially be available for issuance under the Equity Incentive Plan and ESPP Plan.
Vote Required for Approval
The Business Combination Proposal is conditioned on the approval of the Nasdaq Proposal and the Organizational Documents Proposal at the special meeting.
The Business Combination Proposal (and consequently, the Merger Agreement and the transactions contemplated thereby, including the Business Combination) will be approved and adopted if a majority of the votes cast in person online or by proxy at the special meeting vote “FOR” the Business Combination Proposal. Failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting or a broker non-vote will have no effect on the outcome of the vote on the Business Combination Proposal.
Recommendation of the BurTech Board
THE BURTECH BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

THE MERGER AGREEMENT
This subsection of this proxy statement/prospectus describes the material provisions of the Merger Agreement, but does not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, Amendment to Merger Agreement, Second Amendment to Merger Agreement and Third Amendment to Merger Agreement, substantially in the forms attached to this proxy statement/prospectus as Annex A-1, Annex A-2, Annex A-3 and Annex A-4, respectively. You are urged to read carefully the Merger Agreement in its entirety because it is the primary legal document that governs the Merger.
The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in part by the underlying disclosure schedules (the “disclosure schedules”), which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to the Merger Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, no person should rely on the representations and warranties in the Merger Agreement or the summaries thereof in this proxy statement as characterizations of the actual state of facts about BurTech, Merger Sub, Blaize or any other matter.
General: Structure of the Business Combination
On December 22, 2023, BurTech entered into the Merger Agreement, by and among BurTech, the Merger Sub, Blaize, and, solely for the limited purposes set forth therein, Burkhan. The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, a business combination between BurTech and Blaize will be effected through the merger of Merger Sub with and into Blaize, with Blaize surviving the Merger as a wholly owned subsidiary of BurTech. The Merger Agreement was approved by the board of directors of each of BurTech and Blaize. On April 22, 2024, the parties entered into an amendment to Merger Agreement. On October 24, 2024, the parties entered into a second amendment to Merger Agreement. On November 21, 2024, the parties entered into a third amendment to Merger Agreement.
Conversion of Securities
The following will occur prior to the Effective Time:
•
Each share of Blaize Preferred Stock will be converted into one share of Blaize Common Stock (the “Blaize Security Conversion”).

•
The outstanding warrants to purchase equity securities of Blaize will either have been exercised, automatically expire, or be exercised in full for shares of Blaize Common Stock (the “Warrant Event”).

•
The convertible promissory notes and the pre-funded warrants to purchase a certain number of shares of Blaize Common Stock that Burkhan (and/or Burkhan’s affiliates or nominees) purchased from Blaize shall, automatically and without any action on the part of the holder thereof, be converted or exercised in full, together with all accrued and unpaid interest on the notes, into the right to receive a number of shares of Blaize Common Stock, in accordance with the terms of such notes and warrant (altogether, the “Burkhan Conversion Event”).

At the Effective Time, by virtue of the Merger and without any action on the part of BurTech, the Merger Sub, Blaize, or the Blaize stockholders:
•
Each share of Blaize Common Stock that is issued and outstanding immediately prior to the Effective Time (other than shares excluded by the Merger Agreement, and after giving effect to the Blaize Security Conversion, the Warrant Event and the Burkhan Conversion Event) will be canceled and converted into the right to receive a number of shares of BurTech Class A Common Stock equal to the quotient obtained by dividing (a) the Company Base Merger Consideration, by (b) the Aggregate Company Shares. However, no fractional shares of BurTech Class A Common Stock shall be issued in exchange for shares of Blaize Common Stock. Each person who would otherwise be entitled to a fraction of a share of BurTech Class A Common Stock instead will receive the number of shares of BurTech Class A Common Stock issued to such person rounded up to the nearest whole share of BurTech Class A Common Stock.
•
Each share of Merger Sub capital stock shall be converted into one share of common stock, par value $0.0001, of the surviving corporation.

•
All Blaize Common Stock issued and outstanding immediately prior to the Effective Time held by the Blaize in treasury shall be automatically canceled, and no consideration shall be delivered in exchange.

•
Each Blaize Option that is outstanding immediately and unexercised prior to the Effective Time will automatically be converted into an option to purchase shares of New Blaize Common Stock as set forth in the Merger Agreement.

•
Each award of Blaize RSUs that is outstanding and unsettled immediately prior to the Effective Time will be converted into an award of restricted stock units relating to shares of New Blaize Common Stock as set forth in the Merger Agreement.

Following the Closing, in addition to the base merger consideration, eligible Blaize stockholders and holders of Blaize Options and Blaize RSUs may also receive up to an aggregate of 15,000,000 shares of New Blaize Common Stock (the “Company Earnout Shares”), and Burkhan may also receive up to an aggregate of 2,600,000 shares of New Blaize Common Stock (the “Burkhan Earnout Shares” and together with the Company Earnout Shares, the “Earnout Shares”) in four equal installments. The Earnout Shares will be issued to Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan upon occurrence of certain triggering events (based on the achievement of certain price targets of New Blaize Common Stock following the Closing and, with respect to Company Earnout Shares issued in respect of Blaize Options and Blaize RSUs, subject to the applicable holder’s continued service through the date of issuance). In the event such triggering events are not met within the five-year period following the Closing, the Earnout Shares will be cancelled. In the event of a change in control of New Blaize or Blaize after the Closing, the Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs and Burkhan will each be entitled to all of the then remaining Earnout Shares that have not been previously issued to the Blaize stockholders, holders of Blaize Options and holders of Blaize RSUs or Burkhan, as applicable, assuming that all Triggering Events have occurred. Concurrently with the execution of the Merger Agreement, Blaize also issued to Burkhan a pre-funded warrant to purchase shares of Blaize Common Stock (as amended and/or restated from time to time, the “Burkhan Warrant”). Pursuant to the Burkhan Warrant, Burkhan is entitled to purchase up to a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of New Blaize Common Stock for an aggregate exercise price of $20,000 and a purchase price of $20,000.
Appraisal Rights
Notwithstanding the above, under the DGCL, with certain exceptions, surviving company’s stockholders will have appraisal rights in connection with a merger or consolidation of the surviving company. Pursuant to Section 262 of the DGCL, stockholders who properly demand and perfect appraisal rights in connection with such merger or consolidation will have the right to receive payment of the fair value of their shares as determined by the Delaware Court of Chancery.
Representations and Warranties
Under the Merger Agreement, Blaize made customary representations and warranties (which are sometimes subject to materiality and knowledge qualifiers) relating to a number of matters, including the following: organization and qualification; subsidiaries; due authorization; absence of conflicts; required filings and consents; capitalization; capitalization of subsidiaries; financial statements; absence of undisclosed liabilities; absence of litigation and proceedings; legal compliance; contracts and absence of defaults in contracts; benefit plans; labor relations and employees; taxes; brokers; insurance; licenses; equipment and other tangible property; real property; intellectual property; privacy and cybersecurity; environmental matters; absence of changes; anti-corruption compliance; sanctions and international trade compliance; top vendors and customers; and government contracts.
Under the Merger Agreement, BurTech and the Merger Sub made customary representations and warranties (which are sometimes subject to materiality and knowledge qualifiers) relating to a number of matters, including the following: organization and qualification; due authorization; absence of conflicts; absence of litigation and proceedings; BurTech’s SEC filings; internal controls, listing, and financial statements; governmental authorities and required consents; the Trust Account; BurTech’s status under the Investment Blaize Act and JOBS Act; absence of changes; absence of undisclosed liabilities; capitalization of BurTech; brokers; indebtedness; taxes; business activities; stock market quotation; and BurTech benefit plans.
Material Adverse Effect
“Acquiror Material Adverse Effect” as used in the Merger Agreement means, with respect to BurTech, any event that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of BurTech and its subsidiaries, taken as a whole, or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of BurTech or Merger Sub to enter into and perform their obligations under the Merger Agreement and consummate the Business Combination, including the Merger; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, an “Acquiror Material Adverse Effect” pursuant to clause (i) above: (a) any change in applicable laws or GAAP or any interpretation thereof following the date of the Merger Agreement, (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) the taking of any action required by the Merger Agreement, (d) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic or change in climate (including any effect directly resulting from, directly arising from or otherwise directly related to such natural disaster, pandemic, or change in climate), (e) any acts of terrorism or war (including cyberterrorism), the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, (f) any event attributable to the announcement of the Merger Agreement or execution, pendency, negotiation or consummation of the Merger or any of the other transaction pursuant to the Business Combination, or (g) actions taken by, or at the written request of, Blaize.
“Company Material Adverse Effect” means any event that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of Blaize and its subsidiaries, taken as a whole, or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of Blaize to consummate the Merger; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect” pursuant to clause (i) above: (a) any change in applicable laws or GAAP or any interpretation thereof following the date of the Merger Agreement, (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) the taking of any action required by the Merger Agreement, (d) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic or change in climate (including any effect directly resulting from, directly arising from or otherwise directly related to such natural disaster, pandemic, or change in climate), (e) any acts of terrorism or war (including cyberterrorism), the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, (f) any failure of Blaize to meet any projections or forecasts (provided, that clause (f) shall not prevent any event not otherwise excluded from the definition of Company Material Adverse Effect underlying such failure to meet projections or forecasts from being taken into account in determining if a Company Material Adverse Effect has occurred), (g) any events generally applicable to the industries or markets in which Blaize and its subsidiaries operate (including increases in the cost of products, supplies, materials or other goods purchased from third party suppliers), or (h) the announcement of the Merger Agreement or execution, pendency, negotiation or consummation of the Business Combination, including any termination of, reduction in the scope of, or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on, relationships, contractual or otherwise, with any landlords, customers, suppliers, distributors, partners or employees of Blaize and its subsidiaries, (i) actions taken by, or at the written request of, BurTech or Merger Sub, (j) any action referred to in Section 6.1 of the Merger Agreement taken by Blaize with BurTech’s consent, or (k) the failure to take any action referred to in Section 6.1 of the Merger Agreement that was not taken by Blaize because BurTech withheld its consent; provided, that, with respect to clauses (j) and (k), the event underlying such action or inaction may be taken into account in determining a Company Material Adverse Effect.
No Survival
None of the representations, warranties, covenants, obligations or other agreements in the Merger Agreement or in any certificate, statement or instrument delivered pursuant to the Merger Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, will survive the Closing, and all such representations, warranties, covenants, obligations or other agreements will terminate and expire upon the occurrence of the Effective Time (and there shall be no liability after the Closing in respect thereof), except in the case of actual fraud or for those covenants and agreements that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing.
Closing
The Closing is expected to occur electronically through the exchange of documents and electronic signatures, on the date which is two business days after the satisfaction or, if permissible, waiver of all of the conditions to closing in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or such other time and place as BurTech and Blaize may mutually agree in writing. The Closing will occur after the consummation of the Blaize Security Conversion, the Warrant Event and the Burkhan Conversion Event. Upon the Closing, BurTech will be renamed “Blaize Holdings, Inc.” or such other name as BurTech and Blaize may agree.
Additional Agreements
This subsection describes certain additional agreements entered into or to be entered into pursuant to the Merger Agreement, but does not purport to describe all of the terms of each agreement. Each of the following summaries are qualified its entirety by reference to the complete text of the applicable document. You are urged to read carefully each of the below agreements in their entirety.
Company Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, certain stockholders of Blaize entered into a Company Support Agreement (the “Company Support Agreement”) with BurTech and Blaize, pursuant to which such stockholders have agreed to, among other things: (i) support and vote in favor of (a) the approval and adoption of the Merger Agreement and the Business Combination, (b) the conversion of each issued and outstanding share of Blaize Preferred Stock into one share of Blaize Common Stock as of immediately prior to the Effective Time, and (c) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination; (ii) vote against and withhold consent with respect to any Company Acquisition Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination); (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Company Support Agreement, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Blaize under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled, or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of such stockholder contained in the Company Support Agreement; and (iv) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of the Blaize Capital Stock, subject to certain exceptions, and termination of certain stockholder agreements and other affiliate agreements of Blaize.
Sponsor Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, BurTech and Blaize entered into an agreement (the “Sponsor Support Agreement”) with the Sponsor, pursuant to which, among other things, in connection with the Closing, the Sponsor agreed to: (i) vote all its shares of BurTech Class A Common Stock in favor of (a) each proposal herein, including, without limitation, the approval and adoption of the Merger Agreement and the Business Combination, and (b) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination is sought; (ii) vote against and withhold consent with respect to any Business Combination Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination); (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreements, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of BurTech or Merger Sub under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled, or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in the Sponsor Support Agreements; (iv) waive any adjustment to the conversion ratio or any other anti-dilution or similar protection set forth in the governing documents of BurTech with respect to BurTech Class B Common Stock, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement; and (v) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of BurTech Class B Common Stock and private placement units of BurTech, subject to certain exceptions.
Registration Rights Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize, the Sponsor, certain significant securityholders of Blaize and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Blaize will agree to register for resale, pursuant to the Securities Act, certain shares of New Blaize Common Stock and other equity securities of New Blaize that are held by the parties thereto from time to time on the terms and subject to the conditions set forth therein.
Lock-up Agreement
Pursuant to that certain letter agreement, dated December 10, 2021, by and among BurTech, certain of its officers and directors, the Sponsor and certain other BurTech stockholders party thereto (the “2021 Letter Agreement”), our Sponsor and certain of BurTech’s directors, officers and stockholders are prohibited from selling, pledging, transferring or otherwise disposing of their ownership interest in New Blaize Common Stock issuable upon conversion of 10,385,750 shares of BurTech Class A common stock. The prohibitions will end on the date that is 6 months after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the date on which BurTech or New Blaize, as applicable, completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of BurTech or New Blaize’s stockholders having the right to exchange their shares of BurTech Common Stock or New Blaize Common Stock, as applicable, for cash, securities or other property.
The Merger Agreement also contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain stockholders of New Blaize and (ii) Burkhan and certain of its Affiliates, in each case, other than the Sponsor and any other party to the 2021 Letter Agreement, which subjects the parties thereto to the Letter Agreement Lock-Up Terms. Each such party to the Lock-up Agreements will be restricted from transferring New Blaize Common Stock, any shares of New Blaize Common Stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time, and any other securities convertible into or exercisable or exchangeable for New Blaize Common Stock held by it immediately after the Effective Time, from and after the Closing. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize. Notwithstanding the above, the New Blaize Common Stock to be issued to Sponsor upon conversion of the convertible notes acquired by Sponsor pursuant to the 2023 NPA will not be subject to any lock-up restrictions.
Backstop Subscription Agreement
On April 22, 2024, the Sponsor entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with BurTech and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses (the “Trust Amount”) is less than $30,000,000, the Sponsor shall purchase, prior to or substantially concurrently with the closing of the Business Combination, a number of shares of BurTech Class A Common Stock equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, at a per share purchase price of $10.00 per share.
Sponsor Forfeiture Agreement
On April 22, 2024, the Sponsor and BurTech entered into a letter agreement (the “Sponsor Forfeiture Agreement”). Under this agreement, conditioned upon the occurrence of the closing of the Business Combination, the Sponsor agreed to forfeit 2,000,000 shares of BurTech Class A Common Stock to be effective immediately prior to the closing of the Business Combination.
Proxy Statement & Registration Statement
BurTech and Blaize have agreed to, as promptly as practicable after the execution of the Merger Agreement, prepare and BurTech shall file, this proxy statement/prospectus in connection with the registration of the shares of BurTech Class A Common Stock that constitute the total Merger Consideration to be paid in respect of shares of Blaize Common Stock under the Securities Act. BurTech and Blaize have agreed to furnish all information concerning it as may reasonably be requested by the other party, in connection with the preparation of this proxy statement/prospectus. Each of BurTech and Blaize shall use its reasonable best efforts to cause the proxy statement/prospectus to (x) comply with the rules and regulations promulgated by the SEC and (y) be declared effective under the Securities Act as promptly as practicable after such filing and to keep the proxy statement/prospectus effective as long as is necessary to consummate the Merger. BurTech will advise Blaize reasonably promptly after BurTech receives notice thereof of (i) the time when the proxy statement/prospectus has become effective or any supplement or amendment has been filed; (ii) the issuance of any stop order or suspension off the qualification of the BurTech Common Stock for offering or sale in any jurisdiction; (iii) the initiation or written threat of any proceeding for any such purpose; or (iv) any request by the SEC for the amendment or supplement of the proxy statement/prospectus, written or oral comments thereon or requests for additional information. BurTech shall provide Blaize a reasonable opportunity to participate in the response of BurTech to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given).
BurTech Stockholders’ Meeting
BurTech has agreed to use reasonable best efforts to, as promptly as practicable after this proxy statement/prospectus is declared effective under the Securities Act, (i) duly call and hold a meeting of its stockholders (the “BurTech Stockholders’ Meeting”) in accordance with BurTech’s governing documents and Nasdaq requirements for a date no later than thirty (30) Business Days following the date the proxy statement/prospectus is declared effective; (ii) cause the proxy statement to be disseminated to holders of BurTech Common Stock in compliance with applicable law; (iii) solicit proxies from the holders of BurTech Common Stock to vote in favor of each of the proposals; and (iv) provide its stockholders with the opportunity to elect to effect a BurTech share redemption. BurTech has agreed, through the BurTech Board, to recommend to its stockholders that they approve the Stockholder Proposals contained in this proxy statement/

prospectus and shall include the recommendation in this proxy statement/prospectus. The BurTech Board shall not change, withdraw, qualify or modify the BurTech Board Recommendations, unless the BurTech Board determines in good faith, after consultation with its outside legal counsel, that a failure to take the aforementioned actions would be inconsistent with its fiduciary duties to the holders of BurTech Common Stock.
Exclusivity
Between the date of the Merger Agreement and the Closing, each of BurTech and Blaize has agreed that it will not, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding a Business Combination Proposal or a Company Acquisition Proposal, respectively; (ii) enter into discussions or negotiations with, or provide any information to, any person concerning a possible Business Combination Proposal or a Company Acquisition Proposal, respectively; or (iii) enter into any agreements or other instruments (whether or not binding) regarding a Business Combination Proposal or a Company Acquisition Proposal, respectively.
Each of BurTech and Blaize also agreed to cease and cause to be terminated any existing discussions or negotiations with any persons (other than the counterparty to the Merger Agreement and its representatives) previously conducted with respect to, or that could lead to, any Business Combination Proposal or a Company Acquisition Proposal, respectively; provided, that BurTech is not restricted from responding to unsolicited inbound inquiries to the extent required for the board of directors of BurTech to comply with its fiduciary duties.
Stock Exchange Listing
Until the Closing Date, BurTech has agreed to use reasonable best efforts to ensure BurTech remains listed as a public company on Nasdaq and to obtain approval for the listing of such shares of BurTech Class A Common Stock covering the Total Merger Consideration on Nasdaq.
Covenants of the Parties
The Merger Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Merger and efforts to satisfy conditions to the consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for BurTech to use reasonable best efforts to cause BurTech to remain listed as a public company on Nasdaq, and to cause the registration statement to be filed by BurTech to register the BurTech Class A Common Stock to be issued at the Closing, to promptly notify one another of, reasonably cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff, to have this registration statement and proxy statement declared effective under the Securities Act as promptly as reasonably practicable after such filing and to keep the registration statement and proxy statement effective through the Closing in order to permit the consummation of the Transactions.
Blaize has also agreed, subject to confidentiality obligations, to afford BurTech and its accountants, counsel and other representatives reasonable access to Blaize’s properties, books and records and will furnish such accountants, counsel and other representatives all financial and operating data and other information concerning the affairs of Blaize and its subsidiaries. Furthermore, Blaize has agreed to use commercially reasonable efforts to deliver to BurTech certain updated financial information prior to Closing.
Furthermore, prior to Closing, BurTech will approve and adopt the Incentive Award Plan, which provides for grants of awards to eligible service providers, and the ESPP, pursuant to which eligible participants may purchase shares of New Blaize Common Stock.
Conduct of Business Pending the Merger
Blaize
Blaize has agreed that between the date of the Merger Agreement and the Closing, and except as (i) expressly contemplated by any other provision of the Merger Agreement or the Transaction Documents,

(ii) as required by law, (iii) as set forth in Blaize’s disclosure schedule to the Merger Agreement, or (iv) as consented to by BurTech in writing:
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Blaize shall conduct its business in the ordinary course of business and in a manner consistent with past practice;

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Blaize shall use its commercially reasonably efforts to: (A) maintain its relationship with customers, suppliers and vendors, (B) accrue and collect accounts receivable, accrue and pay accounts payable and other expenses, and (C) establish reserves for uncollectible accounts and doubtful receivables consistent with custom and past practice;

Blaize has further agreed that except as (i) expressly contemplated by any other provision of the Merger Agreement or the Transaction Documents, (ii) as required by law, (iii) as set forth in Blaize’s disclosure schedule to the Merger Agreement, or (iv) as consented to by BurTech in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), Blaize will not, and Blaize will cause its subsidiaries not to, directly or indirectly, between the date of the Merger Agreement and the Effective Time or the earlier termination of the Merger Agreement:
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materially change or amend the governing documents of Blaize or any of Blaize’s subsidiaries or form or cause any new subsidiary of Blaize;

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make or declare any dividend or distribution to the stockholders of Blaize or make any other distributions in respect of any of Blaize Common Stock or equity interests;

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split, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of Blaize’s or any of its subsidiaries’ capital stock or equity interests, except for any such transaction by a wholly owned subsidiary of Blaize that remains a wholly owned subsidiary of Blaize after consummation of such transaction;

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purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests or other equity interests of Blaize or its subsidiaries, except for (i) the acquisition by Blaize or any of its subsidiaries of any shares of capital stock, membership interests or other equity interests of Blaize or its subsidiaries in connection with the forfeiture or cancellation of such interests and (ii) transactions between Blaize and any wholly owned subsidiary of Blaize or between wholly owned subsidiaries of Blaize;

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except in the ordinary course of business consistent with past practice or transactions between Blaize and its wholly owned subsidiaries: (i) enter into, modify in any material respect or terminate (other than expiration in accordance with its terms) any contract required to be disclosed in Blaize’s disclosure schedule to the Merger Agreement or any real property lease, (ii) waive, delay the exercise of, release or assign any material rights or claims under any contract required to be disclosed in Blaize’s disclosure schedule to the Merger Agreement or any real property lease, or (iii) amend in any respect that certain Note Purchase Agreement, dated as of July 3, 2023, by and among Blaize and the lenders party thereto;

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sell, assign, transfer, convey, lease or otherwise dispose of any material tangible assets or properties of Blaize or its subsidiaries, except for (i) dispositions of obsolete or worthless equipment, (ii) transactions among Blaize and its wholly owned subsidiaries or among its wholly owned subsidiaries and (iii) transactions in the ordinary course of business consistent with past practice;

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acquire any ownership interest in any real property;

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except as otherwise required by applicable law, existing Blaize benefit plans or existing contracts, (i) grant any severance, retention, change in control or termination or similar pay, except in connection with the promotion, hiring or termination of employment of any employee of Blaize or its subsidiaries in the ordinary course of business consistent with past practice, (ii) make any change in the key management structure of Blaize or any of its subsidiaries, (iii) (x) hire additional employees with annual compensation in excess of $300,000 or additional officers or (y) terminate existing employees with annual compensation in excess of $300,000 or existing officers, other than terminations for cause or due to death or disability, (iv) terminate, adopt, enter into or materially amend any Blaize benefit plan, (v) increase the annual base salary or bonus opportunity of any employee, officer, director or other individual service provider with annual compensation in excess of $300,000, except in the ordinary course of business consistent with past practice, (vi) establish any trust or take any other action to secure the payment of any compensation payable by Blaize or any of its subsidiaries or (vii) take any action to amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any compensation or benefit payable by Blaize or any of its subsidiaries;
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acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets or equity interests of, any corporation, partnership, association, joint venture or other business organization or division thereof;

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other than as required by applicable law, make or change any tax election other than in the ordinary course of business, change any filed income or other material tax return, change any accounting method in respect of material taxes, enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local, or non-U.S. tax law) in respect of material taxes or any tax sharing, indemnification, or similar agreement in respect of taxes (other than any customary contract entered into in the ordinary course of business and not primarily related to taxes), settle any claim in respect of material taxes, knowingly surrender a right to claim a refund of material taxes, consent to any extension or waiver of the statute of limitations applicable to any claim or assessment in respect of material taxes (other than customary extensions of the due date for filing a tax return), or initiate or enter into any voluntary disclosure agreement related to material taxes;

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enter into or amend any agreement with, or pay, distribute or advance any assets or property to, any of its officers, directors, employees, partners, stockholders or other affiliates, other than (x) payments or distributions relating to obligations in respect of arms-length commercial transactions pursuant to the agreements set forth in Blaize’s disclosure schedules to the Merger Agreement or (y) pursuant to any financing up to $5,000,000 in the aggregate;

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knowingly take any action or agree to take any action where such action could reasonably be expected to impede or prevent the Merger from qualifying for the tax treatment intended by the Merger Agreement;

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issue any additional shares of Blaize Common Stock or securities exercisable for or convertible into Blaize Common Stock (including, for clarity, Blaize Awards), other than (i) the issuance of Blaize Common Stock upon the exercise or settlement of Blaize Warrants or Blaize Awards in the ordinary course of business (and, with respect to Blaize Awards, under Blaize’s equity incentive plan and applicable award agreement), in each case, outstanding on the date of the Merger Agreement in accordance with their terms as in effect as of the date of the Merger Agreement or (ii) pursuant to any financing;

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adopt a plan of, or otherwise enter into or effect a, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Blaize or its subsidiaries (other than the Merger);

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waive, release, settle, compromise or otherwise resolve any action, litigation or other proceedings, except where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $250,000 in the aggregate;

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sell, assign, lease, license, sublicense, covenant not to assert, encumber, cancel, dispose of, abandon, fail to maintain, permit to lapse or expire, convey, or otherwise transfer (or agree to do any of the foregoing with respect to), any material Blaize intellectual property, except for (i) the expiration of Blaize registered intellectual property in accordance with the applicable statutory term or contract (without the possibility of any further extension or renewal) or where Blaize, using its reasonable business judgment, determines that such Blaize registered intellectual property is not material to its business (ii) non-exclusive licenses granted in the ordinary course of business;

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disclose or agree to disclose to any person (other than BurTech or any of its representatives) any trade secret or any other material confidential or proprietary information, know-how or process of Blaize or any of its subsidiaries, in each case other than in the ordinary course of business and pursuant to customary contractual obligations to maintain the confidentiality thereof;

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make or commit to make capital expenditures other than in an amount not in excess of the amount set forth in Blaize’s disclosure schedules to the Merger Agreement, in the aggregate;

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other than as required by applicable law, enter into or extend any collective bargaining agreement or similar labor agreement, or recognize or certify any labor union, labor organization, or group of employees of Blaize or its subsidiaries as the bargaining representative for any employees of Blaize or its subsidiaries;

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(A) limit the right of Blaize or its subsidiaries to engage in any material new line of business or in any geographic area, to develop, market or sell products or services, or to compete with any person, or (B) grant any exclusive or similar rights to any person, in each case, except where such limitation or grant does not, and would not be reasonably likely to materially and adversely affect, or materially disrupt, the ordinary course operation of the businesses of Blaize and its subsidiaries, taken as a whole;

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cancel without replacement or materially change coverage of any insurance policy of Blaize and its subsidiaries in any materially detrimental manner;

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incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any indebtedness, issue or sell any debt securities or any rights to acquire debt securities of Blaize or any of its subsidiaries, incur any liens other than permitted liens, or enter into any arrangement having the economic effect of any of the foregoing, other than pursuant to any financing; or

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enter into any agreement to do any otherwise prohibited action.

Blaize shall, as soon as reasonably practicable after the Closing, prepare and deliver to BurTech certain audited and unaudited consolidated financial statements of Blaize. Certain affiliate agreements shall be terminated or settled at or prior to the Closing without further liability to BurTech, Blaize or any of Blaize’s subsidiaries. With respect to each such affiliate agreement, Blaize shall deliver to BurTech evidence of such termination or settlement, as applicable, at or prior to the Closing.
BurTech
BurTech has agreed that, between the date of the Merger Agreement and the Closing (or the earlier termination of the Merger Agreement), and except as required by law, as contemplated the Merger Agreement, or as Blaize otherwise consents in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), BurTech will operate its business in the ordinary course and consistent with past practice.
BurTech has further agreed that, between the date of the Merger Agreement and the Closing (or the earlier termination of the Merger Agreement), and except as otherwise contemplated by the Merger Agreement or the Transaction Documents, as required by law, or as Blaize otherwise consents in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), BurTech shall not, and BurTech shall cause Merger Sub not to:
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seek approval from stockholders to change the Trust Agreement or governing documents of BurTech or the Merger Sub, except as contemplated by the proposals herein;

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make or declare any dividend or distributions, amend any terms of any shares of BurTech’s or Merger Sub’s equity interests, or acquire any issued and outstanding equity interests of BurTech or Merger Sub, other than a redemption of shares of BurTech Class A Common Stock;

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other than as required by applicable law, make or change any tax election other than in the ordinary course of business, change any filed income or other material tax return, change any accounting method in respect of material taxes, enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local, or non-U.S. tax law) in respect of material taxes or any tax sharing, indemnification, or similar agreement in respect of taxes (other than any customary contract entered into in the ordinary course of business and not primarily related to taxes), settle any claim in respect of material taxes, knowingly surrender a right to claim a refund of material taxes, consent to any extension or waiver of the statute of limitations applicable to any claim or assessment in respect of material taxes (other than customary extensions of the due date for filing a tax return), or initiate or enter into any voluntary disclosure agreement related to material taxes;

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knowingly take any action or agree to take any action where such action could reasonably be expected to prevent the Merger from qualifying for the tax treatment intended by the Merger Agreement;

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enter into, renew or amend in any material respect, any transaction or contract with an affiliate of BurTech or Merger Sub or amend in any respect that certain letter agreement, dated December 10, 2021, by and among BurTech, its officers and directors, the Sponsor and certain other stockholders of BurTech party thereto;

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incur, assume or guarantee any indebtedness, or sell any debt securities or warrants or other rights to acquire any debt securities of the Blaize or any of the Blaize’s subsidiaries or guaranty any debt securities of another person, other than (x) any indebtedness for borrowed money or guarantee from its Affiliates and stockholders in order to meet its reasonable capital requirements, with any such loans to be made only as reasonably required by the operation of BurTech in due course on a non-interest basis and otherwise on arm’s-length terms and conditions and repayable at the Closing, and in any event in an aggregate amount not to exceed $5,000,000 (which the Parties agree shall include any indebtedness in respect of any working capital loan) or (y) incurred between BurTech and Merger Sub;

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other than with respect to the sale of shares of BurTech Class A Common Stock in connection with the Private Placement Investment, (A) issue or promise to issue any BurTech securities or securities exercisable for or convertible into BurTech securities, other than the issuance of the shares of BurTech Class A Common Stock comprising the Total Merger Consideration, (B) grant any options, warrants or other equity-based awards with respect to BurTech securities not outstanding on the date of the Merger Agreement, or (C) amend, modify or waive any of the material terms or rights set forth in any BurTech Warrant or the Warrant Agreement;

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except as contemplated by the Incentive Award Plan and ESPP, (A) enter into, adopt or amend any BurTech Benefit Plan, or enter into any employment contract or collective bargaining agreement or (B) hire any employee or any other individual to provide services to BurTech or its Subsidiaries following Closing; and

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enter into any agreement to do any otherwise prohibited action.

Conditions to Closing of the Merger Agreement
Mutual Conditions
The obligations of each of BurTech, Merger Sub, and Blaize to consummate the Business Combination, including the Merger, are subject to the satisfaction or waiver (where legally permissible) at or prior to the Closing of the following conditions:
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the affirmative vote of the holders of the requisite number of shares of BurTech Common Stock entitled to vote, whether in person or by proxy, at BurTech’s stockholder meeting, is obtained with respect to: (A) approval of the change of BurTech’s name to “Blaize Holdings, Inc.”, (B) amendment and restatement of BurTech’s Existing Charter and Existing Bylaws, (C) adoption and approval of the Merger Agreement in accordance with applicable law and exchange rules and regulations, (D) approval of the issuance of shares of BurTech Class A Common Stock in connection with the Merger, (E) election of directors effective as of the Closing as contemplated by Section 8.2(e) of the Merger Agreement, (F) adoption and approval of any other proposals as the SEC (or staff thereof) may indicate are necessary in its comments to the proxy statement/registration statement or correspondence related thereto, and (G) adoption and approval of the Incentive Award Plan and ESPP;

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the written consent or affirmative vote of (i) the holders of a majority of the outstanding shares of Blaize Common Stock and Blaize Preferred Stock, voting together as a single class on an as-converted basis, (ii) the holders or a majority of the outstanding shares of Blaize Preferred stock, voting together as a single class on an as-converted basis, (iii) the holders or a majority of the outstanding shares of Blaize Series C Shadow Preferred Stock, voting together as a separate class, and (iv) the holders or a majority of the outstanding shares of Blaize Series D Shadow Stock and Blaize

Senior Series D Shadow Stock, voting together as a single class on an as-converted basis, in each case, pursuant to the terms and subject to the conditions of Blaize’s governing documents and applicable law;
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the proxy statement/registration statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the proxy statement/registration statement shall have been issued by the SEC and shall remain in effect and no proceedings seeking such a stop order shall have been initiated or threatened by the SEC and not withdrawn;

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all required filings under the HSR Act shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Business Combination shall have expired or been terminated;

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the Secretary of State shall have approved the Business Combination under the United Kingdom’s National Security and Investment Act 2021;

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no governmental authority shall have enacted, issued, promulgated, enforced or entered any order or other law enjoining, prohibiting or making illegal the consummation of the Merger; provided, that the governmental authority issuing, enacting or promulgating such governmental order or other law has jurisdiction over BurTech, Merger Sub, Blaize, and Burkhan with respect to the Business Combination; and

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the shares or BurTech Class A Common Stock to be issued in connection with the Merger shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof.

BurTech and Merger Sub Conditions
The obligations of BurTech and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where legally permissible) at or prior to the Closing of the following additional conditions:
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the accuracy of the representations and warranties of Blaize shall be true and correct in all material respects as of the Closing, other than, in most cases, those failures to be true and correct that would not reasonably be expected to have, individually, or in the aggregate, a Company Material Adverse Effect;

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Blaize shall have performed in all material respects all covenants required by the Merger Agreement to be performance as of or prior to the Closing;

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No Company Material Adverse Effect shall have occurred between the date of the Merger Agreement and the Closing and be continuing; and

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Blaize shall have effectuated the Blaize Security Conversion, the Warrant Event and the Burkhan Conversion Event.

Blaize Conditions
The obligation of Blaize to consummate the Merger is subject to the satisfaction or waiver (where legally permissible) at or prior to the Closing of the following additional conditions:
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the accuracy of the representations and warranties of BurTech shall be true and correct in all material respects as of the Closing, other than, in most cases, those failures to be true and correct that would not reasonably be expected to have, individually, or in the aggregate, an Acquiror Material Adverse Effect;

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BurTech shall have performed in all material respects all covenants required by the Merger Agreement to be performance as of or prior to the Closing;

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No Acquiror Material Adverse Effect shall have occurred between the date of the Merger Agreement and the Closing and be continuing;

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The Available Acquiror Cash shall be no less than $125,000,000;

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Other than those persons designated by the parties in accordance with the Merger Agreement as persons to be nominated for election to the New Blaize Board, all members of the BurTech Board and all executive officers of BurTech shall have executed written resignations effective as of the Effective Time; and

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The sum of the Trust Amount plus the amount of immediately available funds received by BurTech pursuant to purchases of shares of BurTech Class A Common Stock on the terms provided in the Backstop Agreement shall be no less than $30,000,000.

Frustration of Conditions
None of BurTech, Merger Sub or Blaize may rely on the failure of any condition to the Closing set forth in the Merger Agreement to be satisfied if such failure was caused by such party’s failure to act in good faith or to take such actions as may be necessary to cause the conditions of the other party to be satisfied.
Termination
The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of BurTech and Blaize, (ii) by BurTech or Blaize, if requisite approvals of the shareholders of BurTech are not obtained as set forth therein, (iii) by Blaize if the BurTech Board withdraws, amends, qualifies, or modifies its recommendation to the BurTech Stockholders that they vote in favor of the Business Combination (together with any withdrawal, amendment, qualification or modification of its recommendation, a “Modification in Recommendation”), (iv) by BurTech or Blaize if requisite approvals of the shareholders of Blaize are not obtained as soon as reasonably practicable following the effectiveness of the registration statement, and (v) by either BurTech or Blaize in certain other circumstances set forth in the Merger Agreement, including (a) if any governmental authority shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (b) in the event of certain uncured breaches by the other party or (c) if the Closing has not occurred on or before December 31, 2024.
Effect of Termination
In the event of the termination of the Merger Agreement, the Merger Agreement shall forthwith become void and have no effect, without any liability on the part of any party to the Merger Agreement or its respective affiliates, officers, directors or stockholders, except that certain provisions of the Merger Agreement shall survive any termination of the Merger Agreement. Nothing in the Merger Agreement shall relieve any party to the Merger Agreement from liability for any willful and material breach or actual fraud occurring prior to such termination.

CERTAIN AGREEMENTS RELATED TO THE BUSINESS COMBINATION
This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the transactions contemplated by the Merger Agreement, which are referred to as the “Related Agreements,” but does not purport to describe all of the terms thereof. The descriptions below are qualified by reference to the actual text of these agreements. You are encouraged to read the Related Agreements in their entirety.
Company Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, certain stockholders of Blaize entered into a Company Support Agreement (the “Company Support Agreement”) with BurTech and Blaize, pursuant to which such stockholders have agreed to, among other things: (i) support and vote in favor of (a) the approval and adoption of the Merger Agreement and the Business Combination, (b) the conversion of each issued and outstanding share of Blaize Preferred Stock into one share of Blaize Common Stock as of immediately prior to the Effective Time, and (c) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination; (ii) vote against and withhold consent with respect to any Company Acquisition Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination); (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Company Support Agreement, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Blaize under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled, or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of such stockholder contained in the Company Support Agreement; and (iv) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of the Blaize Capital Stock, subject to certain exceptions, and termination of certain stockholder agreements and other affiliate agreements of Blaize.
Sponsor Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, BurTech and Blaize entered into an agreement (the “Sponsor Support Agreement”) with the Sponsor, pursuant to which, among other things, in connection with the Closing, the Sponsor agreed to: (i) vote all its shares of BurTech Class A Common Stock in favor of (a) each proposal herein, including, without limitation, the approval and adoption of the Merger Agreement and the Business Combination, and (b) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination is sought; (ii) vote against and withhold consent with respect to any Business Combination Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination); (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreements, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of BurTech or Merger Sub under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled, or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in the Sponsor Support Agreements; (iv) waive any adjustment to the conversion ratio or any other anti-dilution or similar protection set forth in the governing documents of BurTech with respect to BurTech Class B Common Stock, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement; and (v) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of BurTech Class B Common Stock and private placement units of BurTech, subject to certain exceptions.

Registration Rights Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize, the Sponsor, certain significant securityholders of Blaize and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Blaize will agree to register for resale, pursuant to the Securities Act, certain shares of New Blaize Common Stock and other equity securities of New Blaize that are held by the parties thereto from time to time on the terms and subject to the conditions set forth therein.
Lock-up Agreements
Pursuant to that certain letter agreement, dated December 10, 2021, by and among BurTech, certain of its officers and directors, the Sponsor and certain other BurTech stockholders party thereto (the “2021 Letter Agreement”), our Sponsor and certain of BurTech’s directors, officers and stockholders are prohibited from selling, pledging, transferring or otherwise disposing of their ownership interest in New Blaize Common Stock issuable upon conversion of 10,385,750 shares of BurTech Class A common stock. The prohibitions will end on the date that is 6 months after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the date on which BurTech or New Blaize, as applicable, completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of BurTech or New Blaize’s stockholders having the right to exchange their shares of BurTech Common Stock or New Blaize Common Stock, as applicable, for cash, securities or other property.
The Merger Agreement also contemplates that, at the Closing, New Blaize will enter into the Lock-up Agreements with (i) certain stockholders of New Blaize, including each of New Blaize’s executive officers and directors and (ii) Burkhan and certain of its Affiliates, in each case, other than the Sponsor and any other party to the 2021 Letter Agreement, which subjects the parties thereto to the Letter Agreement Lock-Up Terms. Each such party to the Lock-up Agreements will be restricted from transferring New Blaize Common Stock, any shares of New Blaize Common Stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time, and any other securities convertible into or exercisable or exchangeable for New Blaize Common Stock held by it immediately after the Effective Time. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize. Notwithstanding the above, the New Blaize Common Stock to be issued to Sponsor upon conversion of the convertible notes acquired by Sponsor pursuant to the 2023 NPA will not be subject to any lock-up restrictions.
Non-Redemption Agreement
On March 10, 2023, BurTech and the Sponsor entered into a Non- Redemption Agreement with one or more unaffiliated third party or parties in exchange for such third party or third parties agreeing not to redeem up to an aggregate of 4,597,648 shares of Non-Redeemed Shares in connection with the special meeting of the stockholders called by BurTech to consider and approve an extension of time for BurTech to consummate an initial business combination from March 15, 2023 to December 15, 2023, and to amend the Trust Management Agreement with Continental Stock & Transfer Company, dated as of December 10, 2021, allowing for such extension. In exchange for the foregoing commitments not to redeem such Non- Redeemed Shares, the Sponsor has agreed to transfer to such third party or third parties up to an aggregate of 1,274,412 shares of BurTech Class A common stock held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the special meeting. The Non-Redemption Agreement remains effective as of the date of this proxy statement/prospectus.
Note Purchase Agreement
On April 22, 2024, Blaize and certain investors entered into the Note Purchase Agreement, pursuant to which Blaize issued, from August 2023 through February 2024, six secured convertible promissory notes to the Sponsor in exchange for the Sponsor loaning Blaize an aggregate principal amount of $16,500,000. Additionally, from April 2024 through June 2024, Blaize issued secured convertible promissory notes with aggregate principal amounts of approximately $96.8 million to the RT Parties pursuant to the Note Purchase Agreement. Each of the notes under the Note Purchase Agreement bears an interest of 10% compounded annually. The outstanding principal and unpaid accrued interest of the notes will be repaid or converted into equity securities of Blaize on the earliest to occur of (i) the first closing of the next sale by Blaize of certain securities of Blaize for the principal purpose of raising capital, (ii) the closing of a business combination involving Blaize and a public traded special purpose acquisition company, (iii) the closing of certain liquidation events provided in the Certificate of Incorporation of Blaize, or (iv) December 31, 2025. The obligations due under the notes are secured by a Security Agreement and Intellectual Property Security Agreement, each dated July 3, 2023, and executed by Blaize in favor of the lender parties thereto. Each purchaser of convertible promissory notes pursuant to the Note Purchase Agreement received a warrant to purchase certain equity securities of Blaize. The RT Parties are not affiliated with BurTech, the Sponsor or Blaize.
RT Letter Agreement
In connection with the RT Note Financing, on April 22, 2024, the Company entered into the RT Letter Agreement among Blaize, RT Parties and BurTech. Under the RT Letter Agreement, it is agreed that the RT Parties and their transferees or distributees will not be required to execute any lock-up or similar agreement restricting transfer or disposition of the RT Conversion Shares, the RT Warrant Shares, all securities of New Blaize to be issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the RT Parties. Additionally, any securities of New Blaize issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination are being registered pursuant to this registration statement, and the RT Registrable Securities will be promptly registered on a registration statement on Form S-1 covering the resale of the RT Registrable Securities following the Business Combination.
Ava Letter Agreement
In connection with the RT Note Financing and a concurrent issuance of pre-funded warrants to Ava, on April 22, 2024, BurTech consented to the Ava Letter Agreement between Blaize and Ava. Under the Ava Letter Agreement, it is agreed that the parties shall, within 14 days of the Ava Letter Agreement, agree on a form of registration rights agreement to be entered into and become effective at the closing of the Business Combination, providing for the registration of the resale of all securities of New Blaize to be issued on account of the Blaize Shares issuable upon the exercise of the pre- funded warrants pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the Ava Parties. The Ava Parties, along with their transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination. The Ava Parties are not affiliated with BurTech, the Sponsor or Blaize.
Backstop Subscription Agreement
On April 22, 2024, the Sponsor entered into the Backstop Subscription Agreement with BurTech and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the Trust Amount is less than $30,000,000, the Sponsor shall purchase, prior to or substantially concurrently with the closing of the Business Combination, a number of shares of BurTech Class A Common Stock equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, at a per share purchase price of $10.00 per share.
Sponsor Forfeiture Agreement
On April 22, 2024, the Sponsor and BurTech entered into the Sponsor Forfeiture Agreement. Under this agreement, conditioned upon the occurrence of the closing of the Business Combination, the Sponsor agreed to forfeit 2,000,000 shares of BurTech Class A Common Stock to be effective immediately prior to the closing of the Business Combination.

Underwriting Agreement Amendment
On April 26, 2024, BurTech and the Representative entered into an amendment to the Underwriting Agreement pursuant to the Underwriting Agreement Amendment. The Underwriting Agreement Amendment provides, among other things, that in lieu of BurTech tendering the full amount of the deferred underwriting commission of $10,062,500, the Representative accepts cash of an aggregate sum of $1,500,000, payable at the Closing, in full and final payment and satisfaction of the Cash Payment. Upon delivery of the Cash Payment in accordance with terms of the Underwriting Agreement Amendment, any obligations pursuant to the Underwriting Agreement for BurTech to deliver the deferred underwriting commission to the Representative shall be automatically discharged and satisfied.
Ava Warrant Assignment and Transfer Agreement
In connection with the Ava RM Warrant Transfer, on May 30, 2024, Rizvi Master and Ava entered into the Ava RM Warrant Transfer Agreement. Under the Ava RM Warrant Transfer Agreement, Ava agreed to transfer and assign all of Ava’s right, title and interest in and to a warrant for 2,000,000 shares of BurTech Class A Common Stock to Rizvi Master in accordance with the Ava RM Warrant Transfer Agreement. Rizvi Master will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
RT Distribution Letter Agreement
In connection with the RT Note and Warrant Transfer, on October 9, 2024, Blaize, RT-AI I, Ava PM and RT CI Holder entered into the RT Distribution Letter Agreement. Under the RT Distribution Letter Agreement, Blaize shall cause (i) the cancellation of certain secured convertible promissory notes with aggregate principal amounts of approximately $75.1 million previously issued pursuant to the RT Note Financing and the corresponding warrants thereof and (ii) the reissuance of such cancelled notes and warrants in the name of Ava PM and RT CI Holder, in accordance with the RT Distribution Letter Agreement. Ava PM and RT CI Holder each agreed to be bound by and party to the Note Purchase Agreement and the Ava Letter Agreement, each as may be modified or amended from time to time. Ava PM and RT CI Holder, along with their respective transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.
Jefferies Engagement Letter
Jefferies LLC (“Jefferies”) was formally engaged by BurTech on September 9, 2024 to serve as its exclusive capital markets advisor in connection with the contemplated transaction involving Blaize (i.e., the Business Combination. In connection therewith, Jefferies is providing capital markets advice to BurTech which includes advice on communicating with the market and preparing to be a public operating company. Under the terms of such engagement, upon the closing of the Business Combination, Jefferies will receive a fee of $4,500,000 in return for such advisory services (the “Jefferies Fee”); provided, however, that up to $1,000,000 of the Jefferies Fee may be deferred by BurTech for a period of up to 12 months subsequent to the closing of the Business Combination (the “Deferred Transaction Fee”). Jefferies is also entitled to reimbursement of out-of-pocket fees and expenses incurred by Jefferies in connection with the provision of such advisory services (the “Jefferies Expenses”). The Jefferies Fee and the Jefferies Expenses will be paid in cash. Further, Jefferies has been granted a right of first refusal (“ROFR”), exercisable during the term of the engagement and for a period of 12 months thereafter, with respect to (a) any equity, equity-linked, debt or mezzanine financing or other investment in BurTech (if the ROFR is exercised, Jefferies is permitted to act as one of the lead bookrunning managers, one of the lead global coordinators, one of the lead placement agents and/or one of the joint lead arrangers, as applicable) or (b) any tender or exchange offer for, or consent solicitation with respect to, debt (including, without limitation, convertible debt) securities (if the ROFR is exercised, Jefferies is permitted to act as a non-exclusive solicitation agent for such tender or exchange offer and/or consent solicitation), with compensation in each case payable to Jefferies in an amount that is customary for a transaction of that type, with up to 25% of that compensation able to be offset against the Deferred Transaction Fee if the relevant ROFR transaction closes prior to the expiry of the aforementioned 12-month period. The per-share amount distributed to shareholders will not be reduced by the Jefferies Fee or the Jefferies Expenses, ensuring that the value for non-redeeming stockholders reflects the obligation to pay these amounts.
KeyBanc Engagement Letter
KBCM was formally engaged by Blaize on September 19, 2024 to serve as its (i) exclusive strategic advisor in connection with the KBCM Advisory Transactions, (ii) sole and exclusive placement agent for private placement services in connection with any potential capital raising transactions and (iii) sole and exclusive financial advisor in connection with any potential sale transactions. Each engagement will result in compensation for KBCM, as set forth below. In its role as exclusive strategic adviser to Blaize in connection with the KBCM Advisory Transactions, KBCM has rendered services primarily consisting of (1) assisting Blaize management in preparing investor presentations and presentations to the Blaize Board, (2) providing structuring advice for potential equity investments into Blaize prior to the completion of the Business Combination, (3) evaluating proposals from potential investors and assisting in negotiations, and (4) monitoring and providing views to Blaize management on the SPAC market, broader equity capital market conditions and relevant market trends and investor sentiment.
Under the terms of the engagement, (i) KBCM will receive a strategic advisory fee of $1,000,000 upon the closing of the Business Combination (the “KBCM Advisory Fee”), (ii) a placement fee based on a percentage of the gross proceeds from private placements or, in the event no private placement is completed but KBCM has used reasonable best efforts to secure such a private placement, a fee of $500,000 promptly (but not later than two business days) following the closing of the Business Combination (the “KBCM Placement Fee”), and (iii) a sale transaction fee equal to the greater of $3,000,000 or 1% of the transaction value (the “KBCM Transaction Fee”). KBCM is also entitled to reimbursement for all reasonable out-of-pocket expenses, including legal counsel fees (the “KBCM Expenses”). The KBCM Advisory Fee, KBCM Placement Fee and KBCM Expenses will be paid in cash and the KBCM Transaction Fee will also be paid in cash upon the consummation of a sale transaction (as applicable). Assuming a successful private placement, the KBCM Placement Fee will be calculated based on the agreed percentage of the proceeds. The KBCM Transaction Fee may increase depending on the transaction value achieved.
The KBCM fees payable in connection with the consummation of the Business Combination will remain constant and will not be adjusted based on any changes in transaction structure. The per-share amount distributed to shareholders will not be reduced by the KBCM fees, ensuring that the value for non-redeeming stockholders reflects the obligation to pay these fees.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR BURTECH, HOLDERS OF BURTECH CLASS A COMMON STOCK AND HOLDERS OF NEW BLAIZE COMMON STOCK
The following discussion is a summary of the material U.S. federal income tax considerations of (i) the ownership and disposition of New Blaize Common Stock and (ii) the exercise by beneficial owners of BurTech Class A Common Stock (“BurTech Public Shares”) of their redemption rights in connection with the Merger. This discussion does not address any tax considerations arising under the laws of any state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax. This discussion applies only to beneficial owners of New Blaize Common Stock or BurTech Public Shares that hold such New Blaize Common Stock or BurTech Public Shares (as applicable) as a capital asset for U.S. federal income tax purposes (generally property held for investment).
For purposes of this discussion, because any unit consisting of one share of BurTech Class A Common Stock and one redeemable Public Warrant is separable at the option of the holder, BurTech is treating any share of BurTech Class A Common Stock and one Public Warrant held in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the separation of a unit of BurTech in connection with the merger or exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position. Holders are urged to consult their tax advisors with respect to any BurTech Public Shares held through a unit of BurTech.
This discussion is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial decisions, all as of the date hereof, and all of which are subject to change, possibly with retroactive effect. We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this summary. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.
This summary does not address the Medicare tax on certain investment income, the alternative minimum tax, U.S. federal estate or gift tax laws, any state, local or any non-U.S. tax laws. In addition, this discussion does not address all U.S. federal income tax considerations that may be important to a particular holder in light of the holder’s circumstances, or to certain categories of investors that may be subject to special rules, such as:
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our sponsor, officers, directors or other holders of our Class B Common Stock or Private Placement Units;

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banks or other financial institutions;

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tax-exempt entities;

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insurance companies;

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dealers in securities or foreign currencies;

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traders in securities subject to a mark-to-market method of accounting for U.S. federal income tax purposes;

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subchapter S corporations, partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

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regulated investment companies, mutual funds or real estate investment trusts;

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“controlled foreign corporations” or “passive foreign investment companies”;

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U.S. Holders whose functional currency is not the U.S. dollar;

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U.S. Holders that hold New Blaize Common Stock or BurTech Public Shares in connection with a trade or business conducted outside of the U.S.;

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former citizens or residents of the United States;

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persons that hold New Blaize Common Stock or BurTech Public Shares as part of a straddle, hedge, integrated transaction or similar transaction; or

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persons who own five percent or more (by vote or value) of BurTech Public Shares or New Blaize Common Stock.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of New Blaize Common Stock or BurTech Public Shares, that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation or other entity treated as a corporation and organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

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a trust (A) the administration of which is subject to the primary supervision of a U.S. court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a beneficial owner of New Blaize Common Stock or BurTech Public Shares who is or that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust that is not a U.S. Holder.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity holds New Blaize Common Stock or BurTech Public Shares, the U.S. federal income tax treatment of a partner in the partnership or equityholder in the pass-through entity will depend upon the status of the partner or equityholder, upon the activities of the partnership or other pass-through entity and upon certain determinations made at the partner or equityholder level. Accordingly, we urge partners in entities or arrangements treated as partnerships for U.S. federal income tax purposes and equityholders in such other pass-through entities holding New Blaize Common Stock or BurTech Public Shares to consult their tax advisors regarding the U.S. federal income tax considerations of the exercise by such partnerships or other pass-through entities of their redemption rights in connection with the merger.
The following discussion is for general information purposes only and does not purport to discuss all of the U.S. federal income tax considerations or such considerations as may be applicable to a U.S. Holder’s particular circumstances. You are urged to consult with your tax advisor as to the tax considerations of the Merger, the ownership and disposition of New Blaize Common Stock or the redemption of BurTech Public Shares in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, foreign or other tax laws and of changes in those laws.
Tax Considerations of the Merger
Holders of BurTech Public Shares who do not exercise their redemption rights will not be selling, exchanging, or otherwise transferring their BurTech Public Shares as described in this discussion and will therefore not be subject to any material U.S. federal income tax consequences as a result of the Merger.
Allocation of Purchase Price between BurTech Public Shares and Public Warrants
A holder of units of BurTech Public Shares and Public Warrants generally is required to allocate the issue price paid for BurTech Public Shares and Public Warrants based on the relative fair market value of each at the time of purchase of the units. The price allocated to each BurTech Public Share and Public Warrant is the holder’s tax basis in such BurTech Public Share (and following the Merger, tax basis in such share of New Blaize Common Stock) or Public Warrant, respectively. A holder’s purchase price allocation is not binding on the IRS or the courts. No assurance can be given that the IRS or the courts will agree with a U.S. holder’s allocation. Accordingly, each holder of units of BurTech is advised to consult such holder’s own tax advisors with respect to its basis in the BurTech Public Shares.
Treatment of Redemption for U.S. Federal Income Tax Purposes
We have not requested, and do not intend to request, a ruling from the IRS as to the U.S. federal income tax considerations of the redemption of BurTech Public Shares. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. Each holder of BurTech Public Shares is urged to consult its tax advisor with respect to the particular tax consideration of the redemption to such holder.
The discussion below applies to you if you are a holder of BurTech Public Shares that exercises the redemption rights described above under “Special Meeting of BurTech Stockholders — Redemption Rights” with respect to your BurTech Public Shares.
The treatment of a redemption of your BurTech Public Shares for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the BurTech Public Shares under Section 302 of the Code. If the redemption qualifies as a sale or exchange of the BurTech Public Shares, you will recognize gain or loss as described below under “U.S. Holder — Redemption of BurTech Public Shares Treated as Sale or Exchange” or “Non-U.S. Holder — Redemption of BurTech Public Shares Treated as Sale or Exchange,” as applicable. If the redemption does not qualify as a sale or exchange of BurTech Public Shares, you will be treated as receiving a corporate distribution subject to tax as described below under “U.S. Holder — Redemption of BurTech Public Shares Treated as Distributions” or “Non-U.S. Holder — Redemption of BurTech Public Shares Treated as Distributions,” as applicable.
Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of shares of BurTech Public Shares treated as held by you (including any shares constructively owned by you, such as any BurTech Public Shares constructively held by you as a result of owning any Public Warrants) relative to all of the BurTech Public Shares outstanding both before and after all redemptions (by you and other holders of BurTech Public Shares) in connection with the Merger. The redemption of BurTech Public Shares generally will be treated as a sale of the BurTech Public Shares (rather than as a corporate distribution) if the redemption (i) results in a “complete termination” of your interest in BurTech, (ii) is “not essentially equivalent to a dividend” with respect to you or (iii) is a “substantially disproportionate redemption” with respect to you. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, you must take into account not only BurTech Public Shares actually owned by you, but also BurTech Public Shares that are constructively owned by you. You may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option (such as Public Warrants). There will be a complete termination of your interest if either (i) all of the shares of BurTech Public Shares actually and constructively owned by you are redeemed or (ii) all of the BurTech Public Shares actually owned by you are redeemed and you are eligible to waive, and do waive, the attribution of shares owned by certain family members and you do not constructively own any other shares. The redemption of BurTech Public Shares will not be essentially equivalent to a dividend if your redemption results in a “meaningful reduction” of your proportionate interest in BurTech. Whether the redemption will result in a meaningful reduction in your proportionate interest in BurTech will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over its corporate affairs may constitute such a “meaningful reduction.” In order to meet the “substantially disproportionate” test, the percentage of outstanding BurTech Public Shares actually and constructively owned by you immediately following the redemptions (by you and other holders of BurTech Public Shares) of the BurTech Public Shares must, among other requirements, be less than 80% of the percentage of the outstanding BurTech Public Shares actually and constructively owned by you immediately before such redemptions. You are urged to consult with your tax advisor as to the tax considerations of a redemption.
If none of the foregoing tests are satisfied, then the redemption proceeds will be treated as a corporate distribution and the tax effects will be as described below under “U.S. Holder — Redemption of BurTech Public Shares Treated as Distributions” or “Non-U.S. Holder — Redemption of BurTech Public Shares Treated as Distributions,” as applicable. After the application of those rules, any remaining tax basis you have in the redeemed BurTech Public Shares will be added to your adjusted tax basis in your remaining BurTech Public Shares, or, if you have none, to your adjusted tax basis in Public Warrants held by you or possibly in other shares constructively owned by you. If you hold different blocks of BurTech Public Shares (generally, BurTech Public Shares purchased or acquired on different dates or at different prices), you are urged to consult your tax advisors to determine the adjusted tax basis and holding period of the BurTech Public Shares redeemed.

All holders of BurTech Public Shares are urged to consult their tax advisors with respect to the tax considerations of a redemption of BurTech Public Shares in their particular circumstances, including tax return reporting requirements, the applicability and effect of the alternative minimum tax, any federal tax laws other than those pertaining to income tax (including estate and gift tax laws), and any state, local, foreign or other tax laws.
U.S. Holders
U.S. Federal Income Tax Considerations of Ownership and Disposition of New Blaize Common Stock; Redemption of BurTech Public Shares
The following discussion is a summary of certain material U.S. federal income tax considerations of (1) the ownership and disposition of New Blaize Common Stock to U.S. Holders who hold shares of New Blaize Common Stock following the Merger; and (2) the exercise by U.S. Holders of BurTech Public Shares of their redemption rights in connection with the Merger.
Distributions on New Blaize Common Stock; Redemption of BurTech Public Shares Treated as Distributions
The gross amount of any distribution that is made out of New Blaize (or in the case of a redemption of BurTech Public Shares treated as a distribution, BurTech’s) current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be taxable to a U.S. Holder as ordinary dividend income on the date such distribution is actually or constructively received by such U.S. Holder. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in New Blaize Common Stock or the BurTech Public Shares redeemed, as applicable. Any remaining excess will be treated as gain realized on the sale or other disposition of New Blaize Common Stock or the BurTech Public Shares, as applicable, and will be treated as described below under the section entitled “U.S. Holders — Redemption of BurTech Public Shares Treated as Sale or Exchange.” Provided that the requisite holding period is satisfied, any such dividends paid to corporate U.S. Holders will qualify for the dividends received deduction. Such dividends may be subject to the “extraordinary dividends” provisions of the Code (which could cause a reduction in the tax basis of such corporate U.S. Holder’s shares and cause such corporate U.S. Holder to recognize capital gain). Provided certain holding period requirements are met, and with certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends paid to a non-corporate U.S. Holder will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear, however, whether the redemption rights with respect to the BurTech Public Shares described herein may suspend the running of the applicable holding period for this purpose. Each U.S. Holder should consult its tax advisor as to the availability of the dividends received deduction or the preferential tax rate on qualified dividend income.
Non-corporate U.S. Holders that do not meet a minimum holding period requirement or that elect to treat the dividend income as “investment income” pursuant to Section 163(d)(4) of the Code (dealing with the deduction for investment interest expense) will not be eligible for the reduced rates of taxation applicable to qualified dividends. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met.
Please see the section entitled “Treatment of Redemption for U.S. Federal Income Tax Purposes” above and consult your own tax advisors to determine if the redemption should be treated as a distribution for U.S. federal income tax purposes in your particular circumstances.
Sale, Exchange or Other Taxable Disposition of New Blaize Common Stock; Redemption of BurTech Public Shares Treated as Sale or Exchange
A U.S. Holder will recognize gain or loss on any sale, exchange or other taxable disposition of New Blaize Common Stock, or on a redemption of BurTech Public Shares treated as a sale of exchange, in an amount equal to the difference between the amount realized on the disposition and such U.S. Holder’s adjusted tax basis in such New Blaize Common Stock or BurTech Public Shares, as applicable. Any gain or loss recognized by a U.S. Holder on a taxable disposition of New Blaize Common Stock, or on a redemption of BurTech Public Shares treated as a sale of exchange, will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period in New Blaize Common Stock or BurTech Public Shares, as applicable, exceeds one year at the time of the disposition. Preferential tax rates may apply to long-term capital gains recognized by non-corporate U.S. Holders (including individuals). It is unclear, however, whether the redemption rights with respect to the BurTech Public Shares described herein may suspend the running of the applicable holding period for this purpose. The deductibility of capital losses is subject to limitations. Any gain or loss recognized by a U.S. Holder on the sale or exchange of New Blaize Common Stock or on the redemption of BurTech Public Shares treated as a sale or exchange will be treated as U.S. source gain or loss.
Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such sale, exchange, redemption or other taxable disposition and (ii) the U.S. Holder’s adjusted tax basis in New Blaize Common Stock so disposed of (or in the BurTech Public Shares so redeemed, as applicable). A U.S. Holder’s adjusted tax basis in its New Blaize Common Stock or BurTech Public Shares generally will equal the U.S. holder’s acquisition cost allocated to New Blaize Common Stock or BurTech Public Shares as described above under “Allocation of Purchase Price between BurTech Public Shares and Public Warrants” less any prior distributions paid to such U.S. Holder with respect to its shares of New Blaize Common Stock or BurTech Public Shares treated as a return of capital.
U.S. Holders who hold different blocks of New Blaize Common Stock or BurTech Public Shares (shares of New Blaize Common Stock or BurTech Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine the adjusted tax basis and holding period of the shares of New Blaize Common Stock disposed of (or the BurTech Public Shares redeemed, as applicable).
Please see the section entitled “Treatment of Redemption for U.S. Federal Income Tax Purposes” above and consult your own tax advisors to determine if the redemption should be treated as a sale or exchange for U.S. federal income tax purposes in your particular circumstances.
Non-U.S. Holders
U.S. Federal Income Tax Considerations of Ownership and Disposition of New Blaize Common Stock; Redemption of BurTech Public Shares
The following discussion is a summary of certain material U.S. federal income tax considerations of (1) the ownership and disposition of New Blaize Common Stock to Non-U.S. Holders who hold shares of New Blaize Common Stock following the Merger; and (2) the exercise by Non-U.S. Holders of BurTech Public Shares of their redemption rights in connection with the Merger.
Distributions on New Blaize Common Stock; Redemption of BurTech Public Shares Treated as Distributions
The gross amount of any distribution that is made out of New Blaize (or in the case of a redemption of BurTech Public Shares treated as a distribution, BurTech)’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be taxable to a Non-U.S. Holder as ordinary dividend income on the date such distribution is actually or constructively received by such Non-U.S. Holder. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in New Blaize Common Stock or the BurTech Public Shares redeemed, as applicable. Any remaining excess will be treated as gain realized on the sale or other disposition of New Blaize Common Stock or the BurTech Public Shares, as applicable, and will be treated as described below under the section entitled “Non-U.S. Holders — Redemption of BurTech Public Shares Treated as Sale or Exchange.”
Dividends paid to a Non-U.S. Holder of New Blaize Common Stock (or the proceeds received by a Non-U.S. Holder in a redemption of BurTech Public Shares treated as dividends) will be subject to withholding of U.S. federal income tax at a 30% rate, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate as described below. However, dividends that are effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base of the Non-U.S. Holder) will not be subject to such withholding tax, provided certain certification and disclosure requirements are satisfied (generally by providing an IRS Form W-8ECI). Instead, such dividends will be subject to United States federal income tax on a net income basis in the same manner as if the Non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.
A Non-U.S. Holder who wishes to claim the benefit of an applicable treaty rate and avoid backup withholding, as discussed below, for dividends will be required (a) to complete the applicable IRS Form W-8 and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if the shares of New Blaize Common Stock or BurTech Public Shares, as applicable, are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain Non-U.S. Holders that are pass-through entities rather than corporations or individuals.
A Non-U.S. Holder that is eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders are urged to consult their tax advisors regarding their entitlement to the benefits under any applicable income tax treaty.
Sale, Exchange or Other Taxable Disposition of New Blaize Common Stock; Redemptions Treated as a Sale or Exchange
Subject to the discussion of backup withholding and FATCA below, any gain realized by a Non-U.S. Holder on the taxable disposition of New Blaize Common Stock (or on a redemption of BurTech Public Shares treated as a sale or exchange) will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with a trade or business of the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base of the Non-U.S. Holder);

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the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more in the taxable year of the disposition, and certain other conditions are met; or

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New Blaize is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or redemption or the Non-U.S. Holder’s holding period for such securities disposed of, and either (A) shares of New Blaize Common Stock (or BurTech Public Shares, as applicable) are not considered to be regularly traded on an established securities market or (B) such Non-U.S. Holder has owned or is deemed to have owned, at any time during the shorter of the five-year period preceding such disposition and such Non-U.S. Holder’s holding period more than 5% of the outstanding shares of New Blaize Common Stock (or BurTech Public Shares, as applicable). There can be no assurance that shares of New Blaize Common Stock or BurTech Public Shares will be treated as regularly traded on an established securities market for this purpose.

A non-corporate Non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual Non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by certain United States source capital losses, even though the individual is not considered a resident of the United States, provided that the individual has timely filed U.S. federal income tax returns with respect to such losses. If a Non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, it will be subject to tax on its net gain in the same manner as if it were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% (or such lower rate as may be specified by an applicable income tax treaty) of its effectively connected earnings and profits, subject to adjustments.
If the last bullet point immediately above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder on the sale, exchange or other disposition of New Blaize Common Stock (or on the redemption of BurTech Public Shares, as applicable) will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of such New Blaize Common Stock from a Non-U.S. Holder (or, in a redemption BurTech Public Shares, New Blaize or its agents) may be required to withhold U.S. income tax at a rate of 15% of the amount realized upon such disposition. New Blaize will be classified as a “U.S. real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. New Blaize does not expect to be classified as a “U.S. real property holding corporation” following the Merger. However, such determination is factual in nature and subject to change, and no assurance can be provided as to whether New Blaize is or will be a U.S. real property holding corporation with respect to a Non-U.S. Holder following the Merger or at any future time.
Information Reporting and Backup Withholding
Certain payments of dividends and sales proceeds may be subject to information reporting to the IRS and U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications to the applicable withholding agent, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 to the applicable withholding agent or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder may claim a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
FATCA
Provisions of the Code (Sections 1471 through 1474) commonly referred to as “FATCA” impose withholding of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock). Thirty percent withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued.
In general, no FATCA withholding will be required with respect to a U.S. Holder or an individual Non-U.S. Holder that timely provides the certifications required on a valid IRS Form W-9 or W-8BEN, respectively, to the applicable withholding agent. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and generally includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in, or accounts with, those entities) have been satisfied, or an exemption applies (typically certified by the delivery of a properly completed IRS Form W-8BEN-E to the applicable withholding agent). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders are urged to consult their tax advisors regarding the effects of FATCA.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO BLAIZE AND HOLDERS OF BLAIZE COMMON STOCK
This section describes certain material U.S. federal income tax consequences for holders of Blaize Common Stock that exchange, pursuant to the Merger, their Blaize Common Stock for (i) BurTech Class A Common Stock (referred to as New Blaize Common Stock throughout the remainder of this discussion) and (ii) a contingent right to receive Earnout Shares (an “Earnout Right”). This section is limited to U.S. federal income tax consequences and does not address estate or any gift tax consequences or consequences arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax and the Medicare tax on certain investment income. This section applies only to Blaize U.S. Holders and Blaize Non-U.S. Holders (each as defined below and collectively, “Blaize Holders”) that acquired Blaize Common Stock for cash and not in connection with the Merger, that hold such Blaize Common Stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment) and that are not subject to the different consequences that may apply to holders that are subject to special rules under U.S. federal income tax law, such as:
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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market accounting rules with respect to securities;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes;

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U.S. expatriates or former long-term residents of the United States;

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persons who are required to recognize income or gain with respect to the Merger no later than the time such income or gain is required to be reported on an applicable financial statement under Section 451(b) of the Code;

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persons that actually or constructively own five percent or more (by vote or value) of the outstanding Blaize Common Stock;

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the Sponsor, Burkhan or the affiliates, officers or directors of either;

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persons that acquired their Blaize Common Stock in connection with employee share incentive plans or otherwise as compensation, including pursuant to an exercise of employee share options or upon the issuance or vesting of restricted stock or restricted stock unit awards;

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persons that hold their Blaize Common Stock as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

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Blaize U.S. Holders whose functional currency is not the U.S. dollar;

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persons that exercise appraisal rights in connection with the Merger; or

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“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If any entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Blaize Common Stock, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Blaize Common Stock and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Merger.

This discussion is based on the Code, proposed, temporary, and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax consequences described herein.
Blaize and Burtech have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with those set out below or that any such positions would not be sustained by a court.
EACH BLAIZE HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Tax Treatment of the Merger and the Earnout Right
Blaize and BurTech intend the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In connection with the filing of the registration statement of which this proxy statement/prospectus is a part, Latham & Watkins LLP is delivering an opinion to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The obligations of each of Blaize and BurTech to complete the Merger, however, are not conditioned on the receipt of any such opinion. Such opinion of counsel will be based on customary assumptions and certain representations, warranties, and covenants of Blaize, BurTech and Merger Sub. If any of these assumptions, representations, warranties, or covenants is or becomes incorrect, incomplete, or inaccurate, or is violated, or if there is a change in U.S. federal income tax law after the date of such opinion of counsel, the validity of such opinion of counsel may be adversely affected and the U.S. federal income tax consequences of the Merger could differ materially from those described below. In addition, such opinion of counsel is not free from doubt because there is no authority directly addressing the treatment of all of the particular facts of the Merger for U.S. federal income tax purposes. An opinion of counsel represents counsel’s legal judgment but is not binding on the IRS or any court. Neither Blaize nor BurTech intends to request a ruling from the IRS with respect to the tax treatment of the Merger, and as a result, no assurance can be given that the IRS will not challenge the treatment of the Merger described below or that a court would not sustain such a challenge. If the IRS were to successfully challenge the “reorganization” status of the Merger, Blaize Holders could be required to fully recognize gain with respect to such Blaize Common Stock as a result of the Merger.
Provided the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the material U.S. federal income tax consequences of the Merger to Blaize and Blaize Holders will be as follows:
Tax Consequences of the Merger to Blaize
Blaize should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.
Tax Consequences of the Merger to Blaize Holders
For purposes of this discussion, a “Blaize U.S. Holder” is a beneficial owner of Blaize Common Stock that is, for U.S. federal income tax purposes:
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an individual citizen or resident of the United States;

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a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “Blaize Non-U.S. Holder” means a beneficial owner of Blaize Common Stock (other than an entity or arrangement classified as a partnership for U.S. federal income tax purposes) that is not a Blaize U.S. Holder.
Tax Consequences of the Merger to Blaize U.S. Holders
Subject to the statements below relating to imputed interest, a Blaize U.S. Holder of Blaize Common Stock that receives New Blaize Common Stock and the Earnout Right in exchange for shares of Blaize Common Stock in the Merger should not recognize gain or loss for U.S. federal income tax purposes as a result of the Merger. A Blaize U.S. Holder’s aggregate tax basis in the New Blaize Common Stock received in exchange for the Blaize Common Stock surrendered (other than Earnout Shares that are treated as imputed interest, as described below) in connection with the Merger should equal the Blaize U.S. Holder’s aggregate adjusted tax basis in the shares of Blaize Common Stock exchanged therefor. For this purpose, IRS guidance indicates that the maximum number of Earnout Shares of New Blaize Common Stock should be treated as having been received by the Blaize U.S. Holder at the time of the Merger and that adjustments to the Blaize U.S. Holder’s tax basis in shares of New Blaize Common Stock actually received should be made if the maximum number of Earnout Shares ultimately is not issued. Except to the extent of Earnout Shares treated as imputed interest (as described below), a Blaize U.S. Holder’s holding period in the New Blaize Common Stock received should include the holding period for the holder’s shares of Blaize Common Stock surrendered in exchange therefor.
A portion of the Earnout Shares (if any) actually received by a Blaize U.S. Holder should be characterized as ordinary interest income for U.S. federal income tax purposes. A Blaize U.S. Holder’s tax basis in that portion of the Earnout Shares should be equal to the fair market value thereof on the date of receipt, and the Blaize U.S. Holder’s holding period for those Earnout Shares should begin on the day following the date of receipt.
If a Blaize U.S. Holder has acquired different blocks of Blaize Common Stock at different times or at different prices, then such holder’s tax basis and holding period in shares of New Blaize Common Stock received in the Merger generally should be determined with reference to each block of Blaize Common Stock. Any such holders should consult their tax advisors with respect to identifying the bases or holding periods of the shares of New Blaize Common Stock received in the Merger.
Tax Consequences of the Merger to Blaize Non-U.S. Holders
The U.S. federal income tax consequences of the Merger for Blaize Non-U.S. Holders should be similar to those for Blaize U.S. Holders.
However, a Blaize Non-U.S. Holder may be subject to U.S. federal income tax (and withholding) on any Earnout Shares to the extent treated as imputed interest. To the extent any such imputed interest is “effectively connected” with a U.S. trade or business conducted by such Blaize Non-U.S. Holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or a fixed base maintained by such Blaize Non-U.S. Holder in the United States), such Blaize Non-U.S. Holder generally would be subject to tax on such imputed interest in the same manner as a Blaize U.S. Holder and, if the Blaize Non-U.S. Holder is a corporation, such corporation may be subject to branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty). To the extent any such imputed interest is not “effectively connected” with a U.S. trade or business conducted by such Blaize Non-U.S. Holder as described above, such Blaize Non-U.S. Holder generally would be subject to tax on such imputed interest at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
In addition, Blaize Non-U.S. Holders may be subject to U.S. federal income tax on any gain realized if Blaize is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger or the period during which the Blaize Non-U.S. Holder held Blaize Common Stock, in which case any gain recognized by such Blaize Non-U.S. Holder would be subject to tax at generally applicable U.S. federal income tax rates. Blaize believes that it is not, and has not been at any time since its formation, a United States real property holding corporation.

Reporting Requirements
Each Blaize Holder that receives shares of New Blaize Common Stock in the Merger is required to retain permanent records pertaining to the Merger and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the number, basis, and fair market value of the Blaize Common Stock exchanged and the number of shares of New Blaize Common Stock received in exchange therefor.
Additionally, Blaize Holders who owned immediately before the Merger at least one percent (by vote or value) of the total outstanding stock of Blaize are required to attach a statement to their U.S. federal income tax returns for the year in which the Merger is consummated that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the holder’s tax basis in its Blaize Common Stock surrendered in the Merger, the fair market value of such stock, the date of the Merger and the name and employer identification number of each of Blaize and BurTech. Blaize Holders should consult their tax advisors regarding the application of these rules.
Backup Withholding and Information Reporting
A Blaize Holder may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) on amounts received in the Merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a payee’s U.S. federal income tax liability, if any, so long as such payee furnishes the required information to the IRS in a timely manner.

PROPOSAL NO. 2 — THE ORGANIZATIONAL DOCUMENTS PROPOSAL
Overview
As discussed in this proxy statement/prospectus, if the Business Combination Proposal is approved, then BurTech is asking its stockholders to approve the Organizational Documents Proposal. Under the Merger Agreement, the approval of the Organizational Documents Proposal is also a condition to the consummation of the Business Combination. If, however, the Organizational Documents Proposal is approved but the Business Combination Proposal is not approved, then the Business Combination will not be consummated.
If the Organizational Documents Proposal is approved and the Business Combination is to be consummated, then the Proposed Charter and the Proposed Bylaws will be substantially in the form set forth on Annex B and Annex C, respectively, which, in the judgment of the BurTech Board, are necessary to adequately address the needs of New Blaize following the Closing. The approval or lack thereof of any of the Advisory Organizational Documents Proposals will not affect the effectiveness of the Organizational Documents Proposals if approved by the requisite BurTech stockholders.
All BurTech stockholders are encouraged to read the proposed organizational documents in their entirety for a more complete description of their terms.
Reasons for the Amendments to BurTech’s Existing Charter
Each of the Proposed Charter and the Proposed Bylaws was negotiated as part of the Business Combination. The BurTech Board’s specific reasons for each of the Advisory Organizational Documents Proposals (each of which are included in the Proposed Charter or the Proposed Bylaws) are set forth in the section “Proposals No. 3 — The Advisory Organizational Documents Proposals.”
Vote Required for Approval
The Organizational Documents Proposal is conditioned on the approval of the Business Combination Proposal and the Nasdaq Proposal at the special meeting.
The affirmative vote (in person or by proxy) of the majority of the issued and outstanding shares of each of the BurTech Class A Common Stock and BurTech Class B Common Stock, voting separately, as well as the vote of a majority of the issued and outstanding shares of BurTech Class A Common Stock and BurTech Class B Common Stock, voting together as a single class, is required to approve the Organizational Documents Proposal. Broker non-votes, abstentions or the failure to vote on the Organizational Documents Proposal will have the same effect as a vote “AGAINST” the Organizational Documents Proposal.
Recommendation of the BurTech Board
THE BURTECH BOARD UNANIMOUSLY RECOMMENDS THAT BURTECH STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ORGANIZATIONAL DOCUMENTS PROPOSAL.

PROPOSALS NO. 3 — THE ADVISORY ORGANIZATIONAL DOCUMENTS PROPOSALS
If the Organizational Documents Proposal is approved and the Business Combination is to be consummated, New Blaize will adopt the proposed organizational documents under the DGCL.
As required by SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, BurTech is requesting that its stockholders vote upon, on a non-binding advisory basis, the Advisory Organizational Documents Proposals, which are separately being presented in accordance with SEC guidance and which will be voted upon on a non-binding advisory basis. This separate vote is not otherwise required by Delaware law separate and apart from the Organizational Documents Proposal. However, the stockholder vote regarding each of the Advisory Organizational Documents Proposals is an advisory vote, and is not binding on BurTech or the BurTech Board (separate and apart from the approval of the Organizational Documents Proposal). Furthermore, the Business Combination is not conditioned on the separate approval of the Advisory Organizational Documents Proposals (separate and apart from approval of the Organizational Documents Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on the Advisory Organizational Documents Proposals, BurTech intends that the Proposed Charter and the Proposed Bylaws will take effect upon the effectiveness of the Business Combination (assuming approval of the Organizational Documents Proposal).
BurTech stockholders will be asked to approve, on a non-binding advisory basis, the material differences between the Proposed Charter and the Existing Charter, which are set forth in the following summary table. This summary is qualified by reference to the complete text of the Proposed Charter, a copy of which is attached to this proxy statement/prospectus as Annex B. All stockholders are encouraged to read the Proposed Charter in its entirety for a more complete description of its terms.
	Existing Charter/Existing Bylaws	Proposed Charter/Proposed Bylaws
Number of Authorized Shares (Proposal 3A)	The Existing Charter provides that the total number of authorized shares of all classes of capital stock is 301,000,000 shares, each with a par value of $0.0001, consisting of (a) 300,000,000 shares of BurTech Common Stock, including (i) 280,000,000 shares of BurTech Class A Common Stock and (ii) 20,000,000 shares of BurTech Class B Common Stock, and (b) 1,000,000 shares of preferred stock.	The Proposed Charter will authorize the issuance of up to (i) 600,000,000 shares of a single class of New Blaize Common Stock, par value $0.0001 per share, and (ii) 20,000,000 shares of preferred stock, par value $0.0001 per share.
Amendment of Voting Threshold for Charter Amendment (Proposal 3B and Proposal 3C)	Under the Existing Charter, all matters subject to a stockholder vote, except for amendments to Article IX (Business Combination Requirements; Existence), require the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon. Amendment of Article IX of the Existing Charter requires the affirmative vote of the holders of at least 65% of all then outstanding shares of capital stock of BurTech.	The Proposed Charter will require the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then-outstanding New Blaize Common Stock entitled to vote to alter, amend or repeal Articles IV, V, VI, VII, VIII, IX and X of the Proposed Charter.

	Existing Charter/Existing Bylaws	Proposed Charter/Proposed Bylaws
Amendment of Voting Threshold for Bylaws Amendment (Proposal 3B and Proposal 3C)	Under the Existing Bylaws, any amendment to the Existing Bylaws requires (a) the affirmative vote of holders of at least a majority of the voting power of all then outstanding shares of capital stock entitled to vote at any regular or special meeting of stockholders at which a quorum is present or represented, or (b) by a resolution adopted by a majority of the BurTech Board at any regular or special meeting.	Proposed Bylaws will require the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then-outstanding shares of the capital stock of New Blaize entitled to vote generally in the election of directors, voting together as a single class.
Name (Proposal 3D)	BurTech Acquisition Corp.	Blaize Holdings, Inc.
Purpose (Proposal 3D)	The Existing Charter provides that the purpose of BurTech is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon BurTech by law and those incidental thereto, BurTech shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of BurTech, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving BurTech and one or more businesses.	The Proposed Charter provides that the purpose of New Blaize is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.
Duration of Existence (Proposal 3D)	The Existing Charter provides that if BurTech does not consummate the Business Combination and fails to complete an initial business combination within 15 months of the closing of the initial public offering, it will be required to (1) redeem 100% of the initial public offering Shares, and (2) dissolve and liquidate.	The Proposed Charter deletes the liquidation provision in the Existing Charter and retains the default of perpetual existence under the DGCL.

	Existing Charter/Existing Bylaws	Proposed Charter/Proposed Bylaws
Provisions Specific to a Blank Check Company (Proposal 3D)	Under the Existing Charter, Article IX sets forth various provisions related to BurTech’s operations as a blank check company prior to the consummation of an initial business combination.	The Proposed Charter deletes the provisions previously included as Article IX in the Existing Charter in their entirety because, upon consummation of the Business Combination, BurTech will cease to be a blank check company. In addition, the provisions requiring that the proceeds from the IPO be held in a trust account until a business combination or liquidation of BurTech and the terms governing BurTech’s consummation of a proposed business combination will not be applicable following consummation of the Business Combination and thus will be deleted.
Removal of Directors (Proposal 3E)	Under the Existing Charter, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all the then-outstanding shares of capital stock of BurTech entitled to vote in the election of directors, voting together as a single class.	Under the Proposed Charter, any individual director or the entire board of directors may be removed from office with cause by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then-outstanding shares of the capital stock of New Blaize entitled to vote generally at an election of directors.
Requirements for SpecialMeetings (Proposal 3F)	Under the Existing Charter, special meetings may be called by resolution of the BurTech Board, by the Chief Executive Officer, or by the holders of not less than one-quarter of all of the shares entitled to vote at the meeting.	Under the Proposed Charter and the Proposed Bylaws, special meetings of the stockholders may be called only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, or the President.
Reasons for the Amendments to BurTech’s Existing Charter
In the judgment of the BurTech Board, the Proposed Charter is necessary to address the needs of New Blaize following the Closing. In particular:
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The greater number of authorized shares (Proposal 3A) of capital stock is desirable for New Blaize to have sufficient shares to complete the Business Combination. Additionally, the BurTech Board believes that it is important for New Blaize to have available for issuance a number of authorized shares sufficient to support its growth and to provide flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions). The shares would be issuable for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of equity or convertible debt, stock dividends or issuances under current and any future equity incentive plans, pursuant to which New Blaize may provide equity incentives to employees, officers and directors. The BurTech Board believes that these additional shares will provide New Blaize with needed flexibility to issue shares in the future in a timely manner and under circumstances New Blaize considers favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

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The supermajority voting provisions with respect to altering, amending, or repealing the Proposed Bylaws (Proposal 3B), ARTICLE IV, ARTICLE V, ARTICLE VI, ARTICLE VII, ARTICLE VIII,

ARTICLE IX and ARTICLE X of the Proposed Charter (Proposal 3C) are desirable to enhance the continuity and stability of the New Blaize Board. The supermajority voting requirements are appropriate at this time to protect all stockholders against the potential self-interested actions by one or a few large stockholders. In reaching this conclusion, the BurTech Board was cognizant of the potential for certain stockholders to hold a substantial beneficial ownership of New Blaize Common Stock following the Business Combination. We further believe that going forward, a supermajority voting requirement encourages the person seeking control of New Blaize to negotiate with the board of directors to reach terms that are appropriate for all stockholders.
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The additional changes to the Existing Charter (Proposal 3D), including the name change from “BurTech’s Acquisition Corp.” to “Blaize Holdings, Inc.” are necessary to adequately address the needs of New Blaize following the Closing. The elimination of certain provisions related to BurTech’s status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, these proposed amendments remove the requirement to dissolve BurTech and allow New Blaize to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations and the BurTech Board believes it is the most appropriate period following the Business Combination. In addition, certain other provisions in the Existing Charter require that proceeds from BurTech’s IPO be held in the Trust Account until a business combination or liquidation of BurTech has occurred. These provisions cease to apply once the Business Combination is consummated.

Vote Required for Approval
The Advisory Organizational Documents Proposals are conditioned on the approval of the Business Combination Proposal and the Nasdaq Proposal at the special meeting.
The affirmative vote (in person online or by proxy) of a majority of votes cast at the special meeting is required to approve each of the Advisory Organizational Documents Proposals. Failure to vote by proxy or to vote in person online at the special meeting, an abstention from voting or a broker non-vote will have no effect on the outcome of the vote on the any such Advisory Organizational Documents Proposal.
Recommendation of the BurTech Board
THE BURTECH BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADVISORY ORGANIZATIONAL DOCUMENTS PROPOSALS.

PROPOSAL NO. 4 — THE ELECTION OF DIRECTORS PROPOSAL
Overview
Pursuant to the Existing Charter, the BurTech Board is currently divided into three classes, Class I, Class II, and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term.
The Proposed Charter provides that the authorized number of directors will be fixed exclusively by resolutions adopted by a majority of the New Blaize Board.
Pursuant to the Merger Agreement, immediately following the Closing, the New Blaize Board will consist of up to seven (7) members. Pursuant to the Third Amendment to Merger Agreement, the initial composition of the New Blaize Board shall be comprised of up to (a) two (2) individuals to be designated by Blaize and (b) five (5) individuals will be independent directors, designated by Blaize after consultation, in good faith, with BurTech regarding the determination of the independent directors, with Lane M. Bess designated as the Chairman until a new chairperson is appointed by the New Blaize Board.
BurTech’s stockholders are being asked to consider and vote upon the Election of Directors Proposal to elect Lane M. Bess, Juergen Hambrecht, Edward Frank, Tony Cannestra, George de Urioste, Dinakar Munagala and an additional independent director to be determined prior to the Closing to serve as the directors, effective immediately after the Effective Time, with each director having a term that expires at our annual meeting of stockholders in 2025 after the completion of the Business Combination or when his or her respective successor is duly elected and qualified, or upon his or her earlier death, resignation, retirement or removal.
Information regarding each nominee is set forth in the section entitled “Directors and Executive Officers After the Business Combination.”
Vote Required for Approval
The Election of Directors Proposal is conditioned on the approval of the Business Combination Proposal and the Nasdaq Proposal at the special meeting.
If a quorum is present, directors are elected by a plurality of the votes cast, present in person online or by proxy at the special meeting. This means that the seven (7) nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person online at the special meeting and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.
Recommendation of the BurTech Board
THE BURTECH BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 5 — THE EQUITY INCENTIVE PLAN PROPOSAL
OVERVIEW
As discussed in this proxy statement/prospectus, BurTech is asking its shareholders to approve the Blaize Holdings, Inc. 2024 Incentive Award Plan (the “Incentive Award Plan”), which provides for awards to certain eligible service providers. The BurTech Board approved and adopted the Incentive Award Plan, subject to shareholder approval. If the BurTech shareholders approve this proposal, the Incentive Award Plan will become effective upon the consummation of the Business Combination.
The Incentive Award Plan is described in more detail below. A copy of the Incentive Award Plan is attached to this proxy statement/prospectus as Annex D.
Purpose of the Incentive Award Plan
The purpose of the Incentive Award Plan is to enhance New Blaize’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of stockholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in New Blaize and providing a means of recognizing their contributions to New Blaize’s success. The BurTech Board believes that equity ownership opportunities and/or equity-linked compensatory opportunities are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help New Blaize meet its goals.
Summary of the Incentive Award Plan
The following summarizes the material terms of the Incentive Award Plan. This summary is qualified in its entirety by reference to the full text of the Incentive Award Plan.
Administration.   The New Blaize Board, or one or more committees or subcommittees of the New Blaize Board or committees of officers of New Blaize to whom the New Blaize Board delegates such power or authority (subject to limitations imposed under Section 16 of the Exchange Act and other applicable law and regulation), will serve as the plan administrator of the Incentive Award Plan. The plan administrator has full authority to take all actions and to make all determinations required or provided for under the Incentive Award Plan and any award granted thereunder. The plan administrator also has full authority to determine who may receive awards under the Incentive Award Plan, the type, terms, and conditions of an award, the number of shares of New Blaize Common Stock subject to the award or to which an award relates, and to make any other determination and take any other action that the plan administrator deems necessary or desirable for the administration of the Incentive Award Plan.
Share Reserve.   The aggregate number of shares of New Blaize Common Stock that may be issued pursuant to awards granted under the Incentive Award Plan will be the sum of: (i) 18% of the aggregate number of shares of New Blaize Common Stock issued and outstanding immediately after the Closing; and (ii) an annual increase on January 1 of each calendar year (commencing with January 1, 2025 and ending on and including January 1, 2034) equal to a number of shares equal to 7% of the aggregate shares of New Blaize Common Stock outstanding as of December 31 of the immediately preceding calendar year (or such lesser number of shares as is determined by the New Blaize Board), subject to adjustment by the plan administrator in the event of certain changes in New Blaize’s corporate structure, as described below. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”), under the Incentive Award Plan will be 250% of the initial share reserve.
If an award (or part of an award) under the Incentive Award Plan is forfeited, expires, lapses or is terminated, is exchanged for or settled for cash, surrendered, repurchased or cancelled, without having been fully exercised/settled or forfeited, in any case, in a manner that results in New Blaize acquiring the shares covered by the award (at a price no greater than the price paid by the participant for such shares) or that results in New Blaize not issuing shares under the award, any unused shares subject to such award will, as applicable, become or again be available for new grants under the Incentive Award Plan. In addition, shares tendered or withheld to satisfy the exercise or purchase price or tax withholding obligation for any award granted under the Incentive Award Plan will again be available for grants under the Incentive Award Plan. The payment of dividend equivalents in cash in conjunction with any awards under the Incentive Award Plan will not reduce the shares available for grant under the Incentive Award Plan. However, shares purchased on the open market with the cash proceeds from the exercise of options may not be used again for grant under the Incentive Award Plan.
Awards granted under the Incentive Award Plan in substitution for any equity or equity-based awards granted by an entity before such entity’s merger or consolidation with New Blaize or New Blaize’s acquisition of such entity’s property or equity securities will not reduce the shares available for grant under the Incentive Award Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs.
The Incentive Award Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $750,000 (or, with respect to the first fiscal year of New Blaize during which a non-employee director first serves as a non-employee director, $1,000,000).
Eligibility.   New Blaize’s directors, employees and consultants, and employees and consultants of New Blaize’s subsidiaries, will be eligible to receive awards under the Incentive Award Plan; however, ISOs may only be granted to employees of New Blaize or New Blaize’s parent or subsidiary corporations. Following the Closing, New Blaize is expected to have approximately 9 directors, 250 employees and 10 consultants who will be eligible to receive awards under the Incentive Award Plan.
Types of Awards.   The Incentive Award Plan allows for the grant of awards in the form of: (i) ISOs; (ii) non-qualified stock options (“NSOs”); (iii) SARs; (iv) restricted stock; (v) restricted stock units (“RSUs”); (vi) dividend equivalents; and (vii) other stock and cash based awards.
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Stock Options and SARs.   The plan administrator may determine the number of shares to be covered by each option and/or SAR, the exercise price and such other terms, conditions, and limitations, including the vesting, exercise, term and forfeiture provisions, applicable to each option and/or SAR as it deems necessary or advisable. Stock options provide for the purchase of shares of New Blaize Common Stock in the future at an exercise price set on the grant date. Options granted under the Incentive Award Plan may be either ISOs or NSOs. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are met. SARs entitle their holder, upon exercise, to receive from New Blaize an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of an option or SAR is determined by the plan administrator at the time of grant but shall not be less than 100% of the fair market value of the underlying shares on the grant date, or in the case of ISOs granted to an employee who owns more than 10% of New Blaize, 110% of the fair market value of the underlying shares on the day of such grant. Stock options and SARs may have a maximum term of ten years, or, in the case of ISOs granted to an employee who owns more than 10% of New Blaize, five years from the date of grant. No dividends or dividend equivalents will be payable with respect to stock options or SARs.

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Restricted Stock.   Restricted stock is an award of shares of New Blaize Common Stock that are subject to certain vesting conditions and other restrictions and that are nontransferable prior to vesting. The plan administrator may determine the terms and conditions of restricted stock awards, including the number of shares awarded, the purchase price, if any, to be paid by the recipient, the applicable vesting conditions, and any rights to acceleration thereof. The Incentive Award Plan provides that dividends payable with respect to restricted stock prior to the vesting of such restricted stock instead will be paid out to the participant only as and to the extent that the applicable vesting conditions of the underlying award are subsequently satisfied and the restricted stock vests. Dividends payable with respect to the portion of a restricted stock award that fails to vest will be forfeited.

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RSUs.   RSUs are contractual promises to deliver cash or shares of New Blaize Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. The terms and conditions applicable to RSUs are determined by the plan administrator, subject to the conditions and limitations contained in the Incentive Award Plan.

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Other Stock or Cash Based Awards.   Other stock or cash based awards are awards of cash, fully vested shares of New Blaize Common Stock and other awards valued wholly or partially by reference to, or otherwise based on, shares of New Blaize Common Stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

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Dividend Equivalents.   Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of New Blaize Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Under the Incentive Award Plan, dividend equivalents payable with respect to an award shall only be paid to a participant to the extent that the vesting conditions of the underlying award are subsequently satisfied and the award vests. Dividend equivalents payable with respect to the portion of the award that fails to vest will be forfeited.

Adjustments; Corporate Transactions.   In the event of certain changes in New Blaize’s corporate structure, including any dividend, distribution, combination, merger, recapitalization or other corporate transaction, the plan administrator may make appropriate adjustments to the terms and conditions of outstanding awards under the Incentive Award Plan to prevent dilution or enlargement of the benefits or intended benefits under the Incentive Award Plan, to facilitate the transaction or event or to give effect to applicable changes in law or accounting standards. In addition, in the event of certain non-reciprocal transactions with New Blaize’s stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Incentive Award Plan and outstanding awards granted thereunder.
Effect of Non-Assumption in Change in Control.   Unless otherwise determined by the plan administrator, in the event a change in control (as defined in the Incentive Award Plan) occurs and a participant’s award is not continued, converted, assumed or replaced by New Blaize or a successor entity with an award (which may include, without limitation, a cash-based award) with substantially the same value as and vesting terms that are no less favorable than those applicable to the underlying award, in each case, as of immediately prior to the change in control, and provided the participant remains in continuous service through such change in control, the award will become fully vested and exercisable, as applicable, and all forfeiture, repurchase and other restrictions on such award will lapse, in which case such award, to the extent in the money, will be cancelled upon the consummation of the change in control in exchange for the right to receive the consideration payable in the change in control.
Repricings.   The plan administrator may, without shareholder approval, reduce the exercise price of any stock option or SAR, cancel any stock option or SAR with an exercise price that is less than the fair market value of a share of New Blaize Common Stock in exchange for cash, or cancel any stock option or SAR in exchange for options, SARs or other awards with an exercise price per share that is less than the exercise price per share of the stock options or SARs for which such new stock options or SARS are exchanged.
Amendment and Termination.   The New Blaize Board may amend, suspend, or terminate the Incentive Award Plan at any time; provided that no amendment (other than an amendment that increases the number of shares reserved for issuance under the Incentive Award Plan, is permitted by the applicable award agreement or is made pursuant to applicable law) may materially and adversely affect any outstanding awards under the Incentive Award Plan without the affected participant’s consent. Stockholder approval will be required for any amendment to the Incentive Award Plan to increase the aggregate number of shares of New Blaize Common Stock that may be issued under the Incentive Award Plan (other than due to adjustments as a result of share dividends, reclassifications, share splits, consolidations or other similar corporate transactions), to the extent necessary to comply with applicable laws or for any amendment to increase the limitation on the sum of cash compensation and the aggregate fair value of awards granted to a non-employee director during any fiscal year. An ISO may not be granted under the Incentive Award Plan after ten (10) years from the earlier of the date the BurTech Board adopted the Incentive Award Plan or the date on which BurTech’s shareholders approve the Incentive Award Plan.
Foreign Participants, Clawback Provisions and Transferability.   The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards granted under the Incentive Award Plan will be subject to New Blaize’s clawback policy adopted in compliance with SEC rules and Nasdaq listing standards, as well as to any other applicable New Blaize clawback policy. Awards under the Incentive Award Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Incentive Award Plan. This summary deals with the general United States federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Non-Qualified Stock Options.   If an optionee is granted an NSO under the Incentive Award Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in New Blaize Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of New Blaize Common Stock on the date the optionee exercises such option. Any subsequent gain or loss should be taxable as a long-term or short-term capital gain or loss. New Blaize or its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income, subject to Code limitations.
Incentive Stock Options.   A participant receiving ISOs should not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the shares of New Blaize Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock should be treated as a long-term capital gain or loss, and New Blaize should not be entitled to any deduction. If the holding period requirements are not met, the ISO should be treated as one that does not meet the requirements of the Code for ISOs and the participant should recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. New Blaize and its subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares, subject to Code limitations.
Restricted Stock Units.   A participant generally will not recognize taxable income upon grant of restricted stock units. When cash or shares of common stock are delivered under the terms of the award, the participant should recognize ordinary income equal to the cash payment or the fair market value of the shares delivered, as the case may be, less any amount (if any) paid by the participant for such shares, and New Blaize and its subsidiaries or affiliates generally should be entitled to a corresponding deduction at that time, subject to Code limitations.

Other Awards.   The current federal income tax consequences of other awards authorized under the Incentive Award Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election); dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. New Blaize and its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income, subject to Code limitations.
Section 409A of the Code
Certain types of awards under the Incentive Award Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Incentive Award Plan and awards granted under the Incentive Award Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from the requirements of Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Incentive Award Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
Plan Benefits
The benefits or amounts that may be received or allocated to participants under the Incentive Award Plan will be determined at the discretion of the plan administrator and are not currently determinable. The closing price of BurTech Class A common stock as of November 8, 2024 was $11.34 per share.
VOTE REQUIRED FOR APPROVAL
The approval of the Equity Incentive Plan Proposal, under Delaware law, requires the affirmative vote of a majority of the BurTech Class A common stock represented in person or by proxy and entitled to vote thereon and who vote at the special meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the special meeting.
RESOLUTION
The full text of the resolution to be passed is as follows:
“RESOLVED, that the Incentive Award Plan, including the authorization of the initial share reserve under the Incentive Award Plan, be approved in all respects.”
Recommendation of the BurTech Board
THE BURTECH BOARD RECOMMENDS THAT THE BURTECH SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL.
The existence of financial and personal interests of one or more of BurTech’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of BurTech and its shareholders and what he, she or they may believe is best for himself, herself, or themselves in determining to recommend that shareholders vote for the Equity Incentive Plan Proposal. In addition, BurTech’s directors, executive officers and the Sponsor and its affiliates may have interests in the Business Combination that may conflict with your interests as a shareholder. See the section titled “The Business Combination — Interests of BurTech’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 6 — THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL
OVERVIEW
As discussed in this proxy statement/prospectus, BurTech is asking its shareholders to approve the Blaize Holdings, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”). The BurTech Board approved and adopted the ESPP, subject to shareholder approval. If the BurTech shareholders approve this proposal, the ESPP will become effective upon the consummation of the Business Combination.
The ESPP is described in more detail below. A copy of the ESPP is attached to this proxy statement/prospectus as Annex E.
Purpose of the ESPP
The purpose of the ESPP is to provide employees of New Blaize and its participating subsidiaries with the opportunity to purchase shares of New Blaize Common Stock through accumulated payroll deductions. New Blaize believes that the ESPP is a key factor in retaining its existing employees, recruiting and retaining new employees and aligning the interests of its employees with those of New Blaize’s stockholders.
Summary of the ESPP
The following summarizes the material terms of the ESPP. This summary is qualified in its entirety by reference to the full text of the ESPP.
The ESPP is comprised of two distinct components in order to provide increased flexibility to grant purchase rights under the ESPP to U.S. and any non-U.S. employees. Specifically, the ESPP authorizes (i) the grant of purchase rights to U.S. employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code (the “Section 423 Component”) and (ii) the grant of purchase rights that are not intended to be tax-qualified under Section 423 of the Code to facilitate participation for any employees located outside of the United States who do not benefit from favorable U.S. tax treatment and to provide flexibility to comply with non-U.S. law and other considerations (the “Non-Section 423 Component”). Where possible under local law and custom, the Post-Combination Company expects that the Non-Section 423 Component generally will be operated and administered on terms and conditions similar to the Section 423 Component.
Administration.   The Compensation Committee of the New Blaize Board, or any other committee to whom the New Blaize Board delegates such power or authority, will serve as the administrator of the ESPP. The plan administrator may delegate administrative tasks under the ESPP to agents or employees to assist in the administration of the ESPP. Subject to the terms and conditions of the ESPP, the plan administrator has the authority to determine when rights to purchase shares will be offered and the provisions of each offering under the ESPP, to determine which subsidiaries will participate as “designated subsidiaries” in the ESPP (including in the Non-Section 423 and the Section 423 Components), and to make all other determinations and to take all other actions necessary or advisable for the administration of the ESPP. The plan administrator is also authorized to establish, amend or revoke rules relating to administration of the ESPP and to adopt annexes or sub-plans that apply to certain participating subsidiaries or jurisdictions.
Share Reserve.   The aggregate number of shares of New Blaize Common Stock that may be issued pursuant to rights granted under the ESPP will equal 2% of the aggregate number of shares of New Blaize Common Stock issued and outstanding immediately after the Closing. In addition, on the first day of each fiscal year beginning on January 1, 2025 and ending on (and including) January 1, 2034, the number of shares available for issuance under the ESPP will be increased by a number of shares equal to the lesser of (i) 1% of the outstanding shares of New Blaize Common Stock on the final day of the immediately preceding calendar year, and (ii) such smaller number of shares as determined by the New Blaize Board. If any right granted under the ESPP terminates for any reason without having been exercised, the shares subject thereto that are not purchased under such right will again be available for issuance under the ESPP. Notwithstanding the foregoing, no more than 250% of the initial share reserve may be issued under the Section 423 Component of the ESPP.

Eligible Employees.   Employees who are employed by New Blaize or one of its designated subsidiaries on the first trading day of the offering period, or the enrollment date, are generally eligible to participate in the ESPP for a given offering. However, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all classes of New Blaize or one of its subsidiaries’ stock will not be allowed to participate in the ESPP (unless otherwise required under applicable law). In addition, the plan administrator may provide that an employee may not be eligible to participate in an offering under the Section 423 Component if the employee is a citizen or resident of a non-U.S. jurisdiction and the grant of a right to purchase shares would be prohibited under applicable law or would cause the Section 423 Component (or any offering thereunder) to violate the requirements of Section 423 of the Code. Additionally, the plan administrator may provide that certain highly compensated, seasonal and/or part-time employees and/or employees who have not met applicable service requirements may not be eligible to participate in an offering or, with respect to offerings under the Non-Section 423 Component, that only certain employees are eligible to participate in such offerings (regardless of the foregoing rules).
Following the Closing, New Blaize is expected to have approximately 250 employees who are eligible to participate in the ESPP.
Participation.   Eligible employees may become participants in the ESPP for an offering period by completing a subscription agreement prior to the enrollment date of the applicable offering period, which will designate a whole percentage of the eligible employee’s compensation to be withheld as payroll deductions under the ESPP during the offering period.
Offerings; Purchase Periods
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Offerings; Purchase Periods.   Under the ESPP, participants are offered the right to purchase shares of New Blaize Common Stock at a discount during a series of offering periods. The length of the offering periods under the ESPP will be determined by the plan administrator and may be up to twenty-seven (27) months long. Accumulated payroll deductions will be used to purchase shares of New Blaize Common Stock on each purchase date during an offering period. The number of purchase periods within, and purchase dates during, each offering will be established by the plan administrator, but in no event will any purchase period exceed six (6) months. Offering periods under the ESPP will commence when determined by the plan administrator. The plan administrator may, in its discretion, modify the terms of future offerings.

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Enrollment and Contributions.   The ESPP permits participants to purchase New Blaize Common Stock through payroll deductions of a whole percentage of their eligible compensation, which may not be less than 1% and may be up to a maximum percentage of such compensation determined by the plan administrator (which, in the absence of a contrary designation, will be 15% of eligible compensation). The plan administrator will establish a maximum number of shares that may be purchased by a participant during any offering period or purchase period, which, in the absence of a contrary designation, will be 20,000 shares of New Blaize Common Stock for an offering period and 5,000 shares of New Blaize Common Stock for a purchase period. In addition, a participant may not, with respect to the Section 423 Component, subscribe for more than $25,000 worth of shares under the ESPP per calendar year in which such rights to purchase stock are outstanding (considered together with any other ESPP maintained by New Blaize or certain parent or subsidiary entities) based on the fair market value of the shares at the time the purchase right is granted.

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Purchase Rights.   On the first trading day of each offering period, each participant will automatically be granted an option to purchase shares of New Blaize Common Stock. Unless a participant has previously withdrawn his or her participation in, or has otherwise become ineligible to participate in, the ESPP prior to any applicable purchase date, the option will be exercised on the applicable purchase date(s) during the offering period to the extent of the payroll deductions accumulated during the offering period. The participant will purchase the maximum number of whole shares of New Blaize Common Stock that his or her accumulated payroll deductions will buy at the purchase price, subject to the participation limitations described above, and any fractional shares will be credited to the participant’s account and carried forward and applied toward the purchase of whole shares on the next purchase date.

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Purchase Price.   The purchase price for each offering period will be designated by the plan administrator in the applicable offering document (which purchase price, for purposes of the Section 423 Component, will not be less than 85% of the closing trading price of a share of New Blaize Common Stock on the enrollment date or purchase date of the applicable offering period, whichever is lower) or, in the absence of a designation by the plan administrator, the purchase price will be the lower of 85% of the closing trading price per share of New Blaize Common Stock on the enrollment date of the applicable offering period or 85% of the closing trading price per share on the applicable purchase date, which will be the last trading day of each purchase period.

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Payroll Deduction Changes; Withdrawals; Terminations of Employment.   Unless otherwise provided for in an offering document, a participant may decrease or increase the percentage of compensation designated in the participant’s subscription agreement or suspend his or her payroll deductions, in either case, once during any offering period. In addition, a participant may withdraw his or her participation from the ESPP at any time by submitting written notice to New Blaize at least 30 days prior to the end of the then-current purchase period for the offering in which such participant is enrolled. Upon any withdrawal, the participant will receive a refund of the participant’s account balance in cash, and his or her payroll deductions shall cease. Participation in the ESPP ends automatically upon a participant’s termination of employment.

Transfer Restrictions.   A participant may not transfer (other than by will or the laws of descent and distribution) any right granted under the ESPP and, during a participant’s lifetime, purchase rights granted under the ESPP shall be exercisable only by such participant.
Adjustments; Changes in Capitalization.   In the event of certain transactions or events affecting New Blaize Common Stock, such as any stock dividend or other distribution, change in control, reorganization, merger, consolidation or other corporate transaction, the ESPP administrator will make equitable adjustments to the ESPP and outstanding rights. In addition, in the event of the foregoing transactions or events or certain significant transactions, including a change in control or change in applicable law or accounting principles, the ESPP administrator may, in order to prevent the dilution or enlargement of intended benefits under the ESPP or facilitate or give effect to such transactions, events or changes, provide for one or more of the following: (i) either the replacement of outstanding rights with other rights or property or termination of outstanding rights in exchange for cash, (ii) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, (iii) the adjustment in the number and type of shares of stock subject to outstanding rights, (iv) the use of participants’ accumulated payroll deductions to purchase shares of New Blaize Common Stock on a new purchase date prior to the next scheduled purchase date and termination of any rights under ongoing offering periods or (v) the termination of all outstanding rights.
Amendment and Termination.   The plan administrator may amend, suspend or terminate the ESPP at any time, subject to stockholder approval to increase the number (or change the type) of securities that may be issued under the ESPP or as otherwise required under Section 423 of the Code.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to participation in the ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Section 423 Component.   The Section 423 Component of the ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
For federal income tax purposes, a participant in the Section 423 Component of the ESPP generally will not recognize taxable income on the grant or exercise of an option under the ESPP, nor will New Blaize be entitled to any deduction at that time.
If shares acquired upon exercise of an option acquired under the Section 423 Component of the ESPP are held for a minimum of two (2) years from the date of grant and one (1) year from the date of exercise, the participant (or the participant’s estate) will recognize ordinary income at the time of disposition of the shares measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (ii) the excess of the fair market value of the shares on the date the option was granted over the purchase price. Any additional gain will be treated as long-term capital gain.
If the holding period requirements are not met, the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares on the date the option is exercised over the purchase price, with any remaining gain or loss being treated as capital gain or capital loss. However, if the holding period requirements are not met and the amount realized at the time of disposition is less than the fair market value of the shares at the time of exercise, the participant will recognize ordinary income to the extent of the excess of the fair market value of such shares on the date the option was exercised over the purchase price for such shares, and a capital loss to the extent the fair market value of such shares on the exercise date exceeds the amount realized upon disposition.
New Blaize or its subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares, subject to Code limitations.
Non-Section 423 Component.   The Non-Section 423 Component of the ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, certain tax benefits available to participants in a Section 423 plan are not available under the Non-Section 423 Component of the ESPP.
For federal income tax purposes, a participant in the Non-Section 423 Component of the ESPP generally will not recognize taxable income on the grant of an option under the ESPP, nor will New Blaize be entitled to any deduction at that time. Upon the exercise of an ESPP option, a participant will recognize ordinary income, and New Blaize will be entitled to a corresponding deduction, in an amount equal to the difference between the fair market value of the shares of New Blaize Common Stock on the exercise date and the purchase price paid for the shares. A participant’s basis in shares of New Blaize Common Stock received on exercise, for purposes of determining the participant’s gain or loss on subsequent disposition of such shares of New Blaize’s common stock, generally, will be the fair market value of the shares of New Blaize Common Stock on the date the participant exercises his or her option.
Upon the subsequent sale of the shares acquired upon the exercise of an option acquired under the Non-Section 423 Component of the ESPP, the participant will recognize capital gain or loss (long-term or short-term, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them).
New Blaize or its subsidiaries or affiliates will generally be entitled to a federal income tax deduction upon the exercise of the option to the extent that the participant recognizes ordinary income, subject to Code limitations.
Plan Benefits
Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and on the fair market value of New Blaize’s common stock at various future dates, the actual number of shares that may be purchased by any individual under the ESPP cannot currently be determined.
VOTE REQUIRED FOR APPROVAL
The Employee Stock Purchase Plan Proposal, under Delaware law, requires the affirmative vote of a majority of the BurTech Class A common stock represented in person or by proxy and entitled to vote thereon and who vote at the special meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the special meeting.

RESOLUTION
The full text of the resolution to be passed is as follows:
“RESOLVED, that the ESPP, including the authorization of the initial share reserve under the ESPP, be approved in all respects.”
RECOMMENDATION OF THE BURTECH BOARD
THE BURTECH BOARD UNANIMOUSLY RECOMMENDS THAT THE BURTECH SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL.
The existence of financial and personal interests of one or more of BurTech’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of BurTech and its shareholders and what he, she or they may believe is best for himself, herself, or themselves in determining to recommend that shareholders vote for the Employee Stock Purchase Plan Proposal. In addition, BurTech’s directors, executive officers and the Sponsor and its affiliates may have interests in the Business Combination that may conflict with your interests as a shareholder. See the section titled “The Business Combination — Interests of BurTech’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 7 — THE NASDAQ PROPOSAL
Overview
In connection with the Business Combination, we intend to effect (subject to customary terms and conditions, including the Closing), for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance, pursuant to the Merger Agreement, of shares of BurTech Class A Common Stock in connection with the Business Combination.
For further information, please see the section entitled “Proposal No. 1 — The Business Combination Proposal,” as well as the annexes to this proxy statement/prospectus.
Why BurTech Needs Stockholder Approval
We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(a), (b), (c) and (d), as applicable.
Under Nasdaq listing rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for common stock), or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.
Under Nasdaq listing rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the registrant. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.
Under Nasdaq listing rule 5635(c), stockholder approval is required prior to the issuance of securities when a plan or other equity compensation arrangement is established or materially amended.
Under Nasdaq listing rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.
Stockholder approval of the Nasdaq Proposal is also a condition to the Closing under the Merger Agreement.
Effect of Proposal on Current Stockholders
If the Nasdaq Proposal is adopted, we will issue up to 99,464,486 shares of New Blaize Common Stock in connection with the Business Combination.
The issuance of the shares of BurTech Class A Common Stock described above would result in significant dilution to BurTech stockholders and result in BurTech stockholders having a smaller percentage interest in the voting power, liquidation value and aggregate book value of BurTech. For further information, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Ownership of New Blaize After the Closing,” as well as the annexes to this proxy statement/prospectus.
Vote Required for Approval
The Nasdaq Proposal is conditioned on the approval of the Business Combination Proposal at the special meeting.

The Nasdaq Proposal will be approved and adopted if a majority of the votes cast in person online or by proxy at the special meeting vote “FOR” the Nasdaq Proposal. Failure to vote by proxy or to vote in person online at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Nasdaq Proposal.
Recommendation of the BurTech Board
THE BURTECH BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE APPROVAL THE NASDAQ PROPOSAL.

PROPOSAL NO. 8 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal
The Adjournment Proposal, if adopted, will allow the BurTech Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to BurTech’s stockholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve one or more of the proposals presented at the special meeting. In no event will the BurTech Board adjourn the special meeting or consummate the Business Combination beyond the date by which it may properly do so under the Existing Charter and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by BurTech’s stockholders, the BurTech Board may not be able to adjourn the special meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve one or more of the proposals presented at the special meeting.
Vote Required for Approval
Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals. The Adjournment Proposal will be approved and adopted if a majority of votes cast in person online or by proxy at the special meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.
Recommendation of the BurTech Board
THE BURTECH BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT BLAIZE
Unless the context requires otherwise, references to “Blaize,” “we,” “us,” “our” and “the Company” in this section are to the business and operations of Blaize prior to the Merger and the business and operations of New Blaize as directly or indirectly affected by Blaize by virtue of New Blaize’s ownership of the business of Blaize following the Business Combination.
Business Overview
Blaize is a groundbreaking semiconductor and software technology company dedicated to revolutionizing the world of AI. Today, we provide AI accelerated computing solutions that deliver transformative value optimized for vision analytics applications at the edge. This capability is very relevant for the mobility and automotive sectors where we can offer solutions for L2+ applications in the near-term and we continue to collaborate with OEMs as they develop their solutions for L4+ applications, which is enabled by our fully auto-grade compliant chip roadmap. Our mission is to empower enterprises to harness the power of AI inference at every step from the edge to the data center, delivering real-time insights and decision-making capabilities with high speed and efficiency. With our unique and innovative hardware and software solutions, we believe we help transform industries and unlock new possibilities for our customers in an increasingly connected and data-driven world and capitalize on the business and revenue opportunities brought by the growing awareness and focus on AI.
Our portfolio includes highly efficient programmable AI processors in a broad range of form factors, deployable across several verticals, including enterprise, commercial, industrial, defense and automotive. Blaize’s accelerated AI computing platforms enable applications such as computer vision, advanced video analytics and AI inference. The use of industry standards ensures rapid integration into existing workflows and systems by our customers. Our unique and rich set of software tools empower non-expert practitioners to deploy existing and novel AI applications on our hardware, with ease and speed, without the need to learn or use source code. All of this is combined into integrated AI solutions which are designed to deliver real-time insights and decision-making capabilities with substantial speed and efficiency, with a significant purchase order that has multiple use cases leveraging the full-stack capability currently being deployed.
We are well positioned to empower organizations to process and analyze data in real time at the edge of the network, thereby enabling them to make informed decisions, unlock new business opportunities, and gain a competitive advantage in the rapidly evolving AI landscape. With a strong focus on innovation, performance, and partnership, we can help to drive the future of AI accelerated computing at the edge.
The revenue opportunities available to us just based on the current chip are significant with a strong and growing pipeline already in place. Development of our next-generation chip is underway and expected to provide new features and capabilities, in addition to higher compute at leading edge processor node. Further, we plan to provide an intermediate hardware solution for mobility and L2 automotive customers ahead of delivering our auto-grade chip.
Industry Background
Historically, most edge processing solutions were built around a cloud and data center-centric infrastructure. In such solutions, data is collected at the edge and is sent back to a centralized location where the real AI processing happens. This approach is demanding on power, adds latency, causes significant data traffic, makes real-time processing difficult, and is less secure. Prompted by the proliferation of data at the edge, industry participants have been looking for ways to enable the power of AI processing where the data is, allowing for effective, real-time decision-making at the edge with greater thermal efficiency, less latency, less power consumption, less costs (including communication costs), ability to keep data local and avoidance of cloud and centralized infrastructure.
In recent years we have witnessed AI moving from exploration and innovation to deployment phase across most industries. Business leaders and organizations have started to understand the value, benefits and ROI of AI, leading to a significant growth in adoption of AI and demand for AI accelerator technologies.
Blaize is already engaged in various industries with great potential for the widespread adoption of AI such as automotive, defense, enterprise and more. These industries are growing at a healthy rate and are poised to continue to do so in the long term, supported by strong fundamentals such as the adoption of autonomous solutions and generative AI, decentralization of data and AI for data privacy and data ownership and the drive for sustainability. Blaize is well positioned by being able to immediately access the burgeoning AI accelerator market today with software and solutions and follow up with a rich roadmap that greatly increases our SAM.
We expect the AI landscape to continue evolving at a rapid pace. Key trends that will impact the future of our industries include adoption of Generative AI, Large (“LLMs”) and Small Language Models (“SLMs”), vision transformers and multi-modality. The industry will continue to seek alternatives to incumbent architectures such as the GPU and the CPU, prioritizing performance, total cost of ownership and ease of use. These characteristics are just as relevant and necessary for data center inference applications as they are for edge AI vision analytics. As the Blaize chip roadmap is enhanced, the inherent advantages of the GSP architecture and ease of programmability enable Blaize to remain relevant to market and customer evolution.
Market Opportunity
Blaize is well positioned to capitalize on the significant growth opportunity created by artificial intelligence (AI) due to its intellectual capital, innovative products and solutions and emerging position in the market. Through 2027, as much as half of enterprise generated data is forecasted to reside outside a traditional centralized data center or cloud location12. It is anticipated that edge devices will generate over 80 zettabytes (“ZB”) of data by 202513, and this will continue to increase rapidly. This provides a colossal opportunity to capture, process and extract value (monetize) using AI computation close to where the data is being generated. Due to its unique ability to efficiently enable AI at the edge without compromising computing performance, Blaize is strongly positioned to build on its success in this market.
Blaize serves a large and rapidly growing addressable AI market. Based upon industry reports, the total addressable market (“TAM”) for AI accelerators silicon for edge applications is estimated at approximately $34.3 billion in 2024, and expected to grow to over $63.7 billion by 2030.14 Inference processing is expected to dominate the edge silicon market both in terms of unit volume and revenue. Despite the positive outlook, the AI market is subject to rapid technological changes, evolving industry standards, customer needs and preferences and developing regulations in the United States and abroad, which have focused on, among other things, safety and efficacy of AI systems, algorithmic discrimination and protection, data privacy and notice and explanation. Further, continued growth in adoption of AI-based technologies will depend, in part, on the reduction of operating and capital costs associated with AI computing, the increase in customer confidence in data protection and privacy related to centralized AI systems, software responsiveness to dynamic data, models and customer needs and transparency in application from data preparation to production. We believe Blaize helps facilitate such growth in adoption by providing a platform which (i) reduces the total cost of ownership of AI across a wide range of use-cases and verticals, (ii) positions the AI computing functions behind customer firewalls for added data privacy and security, (iii) automatically responds to and remediates accuracy and performance-related software issues in the system and (iv) enables and implements open standards and comprehensive auditing capabilities for customers. Blaize also continuously monitors regulatory developments related to the AI market to remain compliant with the latest requirements.
The current generation of Blaize products is primarily focused on video analytics applications and AI inference at the edge. This enables Blaize to address a global Serviceable Addressable Market (“SAM”)

12
NTD: Source: https://www.gartner.com/en/newsroom/press-releases/2023-10-30-gartner-says-50-percent-of-critical-enterprise-applications-will-reside-outside-of-centralized-public-cloud-locations-through-2027.

13
NTD: Source: IDC plus Blaize estimation and forecast. Hojlo, J. (2021). Future of Industry Ecosystems: Shared Insights & Data | IDC Blog. [online] blogs.idc.com. Available at: https://blogs.idc.com/2021/01/06/future-of-industry-ecosystems-shared-data-and-insights/.

14
NTD: Source: AI Processors for the Edge Forecast Report — 2023 Database, OMDIA.

currently estimated at $26.3 billion, expected to exceed $71.3 billion in 202815. The following verticals are included in this estimation: security and monitoring, which includes tactical edge, smart city and smart retail uses (growing at a compounded average growth rate (“CAGR”) of 21.0%), enterprise edge AI, which includes smart manufacturing and healthcare uses (growing at a CAGR of 19.6%) and autonomous systems, which is further described below. The following verticals are NOT included, as they are not addressable by Blaize technology: HMD and VR headsets, smart speakers and home appliances, laptop and consumer PCs, tablets and smartphones.
In addition to the AI Edge opportunities above, Blaize current technology can address the autonomous systems market for drones and robotics and automotives, including AI accelerators for cockpit, in-cabin and infotainment applications. This addressable market is sized at $947 million today. In the near-term, post-2026, Blaize is planning to support driver-assist features that require auto-grade and safety features. This will extend the addressable market to include L2/L3+ autonomous computing in transportation (buses, cars and trucks) applications and expand the projected addressable market to $17.5 billion by 20281.
The current hardware products place Blaize in a strong position into the burgeoning AI accelerator market today. We have worked with many customers in pilots and technical evaluations across industries, such as enterprise, defense and automotive. In addition to hardware sales, we believe we are well positioned to profit from software and services through our comprehensive, pre-integrated software stack, vertically integrated solutions, AI Studio development platform, and analytics framework and toolkit. This provides a high-margin incremental opportunity to monetize from our growing customer base and ecosystem.
Our target markets are large, growing and sustained by strong fundamentals, which will ensure long term revenues and growth.
The drivers for this growth are mainly attributed to an adoption drive across industries for autonomous solutions, traditional and generative AI applications, the trend towards decentralization of data, data privacy and ownership, and the global appetite for sustainability.
We believe the scalable and programmable nature of our product architecture positions us well to capitalize on rapidly changing demands of AI applications, unlike established and emerging competitive alternatives that focus on raw performance for specific and narrow workloads (such as fixed function logic for computer vision, image processing, or legacy designed repurposed for ML).
The existing products will enable Blaize to capture revenue and market share for video analytics applications in verticals such as retail, defense and healthcare by embedding in devices such as surveillance and security cameras, edge servers (including edge datacenters), drones, machine vision (including industrial automation) and robotics. Once these markets are established, Blaize will be able to expand in adjacent verticals, and in future, by intruding updated hardware and software products, expand the SAM, and associated revenue sources.
Products
Blaize has invested over a decade in the innovation and development of groundbreaking technologies that enable faster and more efficient deployment of advanced applications such as computer vision and machine learning. With years of combined experience across our engineering organization, we have created a new and unique parallel computing architecture that has become the foundation of our products and solutions, delivering incredible value to our customers and the industry.
Blaize has created an innovative type of AI computing accelerator, the GSP. This processor has been designed from the ground up for computer vision and machine learning applications. It is fully programmable, making it flexible and future proof. The GSP leverages parallelism at data, instruction, task, chip and system level — streamlining execution processing and enabling low energy consumption, high performance

15
NTD: Source: AI Processors for the Edge Forecast Report—OMDIA; Gartner (Forecast AI Semiconductors, Worldwide, 2022-2028, 2Q24 Update); plus Blaize estimation and forecast.

1
NTD: Source: AI Processors for the Edge Forecast Report —OMDIA; Gartner (Forecast AI Semiconductors, Worldwide, 2022- 2028, 2Q24 Update); plus Blaize estimation and forecast.

and scalability. These advantages are demonstrated time and time again through the numerous technical evaluations that customers undertake on their own data. More significantly, as the demands of edge AI inference continue to increase at a rapid pace, and customer data is evolving and changing frequently, our GSP is a key differentiator in enabling customer confidence.
Blaize’s hardware products are compute cards that incorporate the GSP and come in a comprehensive set of commonly used form factors: M.2, EDSFF, PCIe and SOM (system on module). We work closely with OEM vendors to qualify these cards to add AI compute acceleration to their systems, delivering solutions across a broad spectrum of performance points and deployment verticals, from edge to data center inference. We continue to expand the range and variety of servers and edge AI boxes powered by Blaize that meet the demands of a wide range of customer use cases.
We support industry standard APIs and frameworks, enabling customers to execute current models and develop new applications on our hardware. We also provide a comprehensive software suite, Blaize AI Studio. This is an intuitive and visual non-code environment intended to simplify the creation and deployment of AI models, with the goal of empowering developers and data scientists to build and optimize AI applications more efficiently. AI Studio features a robust set of tools and libraries, and is designed to streamline the development lifecycle, allowing organizations to bring AI-powered solutions to market more quickly.
Collaborating with system integrators, software vendors, and hardware manufacturers, we are continuously expanding our ecosystem to ensure seamless integration and interoperability with existing infrastructure and AI frameworks. This approach enables organizations to leverage their existing investments while adopting cutting-edge AI capabilities.
Product Target Markets
Our product targets two of AI’s highest-impact verticals that require AI accelerated computing at the edge: short cycle industrial and long cycle automotive.
General applications
Blaize accelerator cards can be embedded in a variety of host platforms, such as AI boxes, industrial PCs, rugged computer systems, and AI server blades for deployment in racks and data centers. This versatility enables systems based on Blaize’s products to be deployed across an extensive set of use-cases and market verticals, enabling applications such as computer vision, advanced video analytics and AI inference. Our products and applications address the needs of enterprise, commercial, industrial and defense customers. We have a leading role to develop and deliver a range of complete security solutions for a defense entity that harnesses the full-stack benefits that the Blaize technology.
Furthermore, current solutions in the market are fragmented, with multiple vendor platforms, leaving customers with the complexity and cost associated with making the pieces work together.
We believe we are uniquely positioned to win because of the following:
•
Blaize programmable hardware and AI Studio software platform enables customers to fully and easily integrate their solutions and deploy to market faster and more efficiently.

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The ease of use of our products allows customers to quickly deploy, manage, and extract contextual value from their analytics to meet their needs. We enable our customers to easily update their models when new data becomes available, without having to resort to scarce and expensive data science skilled resources.

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Blaize’s dynamic hardware and software solutions enable proactive maintenance, ongoing optimization and enhanced security in tailored applications, such as in full-field asset tracking and monitoring functions related to security and monitoring.

Automotive
We believe Blaize GSP provides a more efficient way to run standard and customized neural networks in automobiles and other transportation vehicles. We expect to use our Blaize GSP-based platforms to replace power-consuming GPU and FPGA chips, improving system efficiency advantage and a single scalable architecture across various use cases. In addition, we provide full programmability for a range of platforms, dynamic workloads, and updates. By combining low latency with low power consumption, Blaize GSP is ideal for efficiently processing AI workloads at the automotive edge, either as an embedded or accelerator solution.
We consider our technology to be uniquely positioned to win in this market. The automotive value chain is quickly evolving with profits coming from the ability of automotive OEMs and Tier-1 suppliers to offer software upgrades and new features in the field. The Blaize technology can bring considerable advantages in these applications due to the programmability of the hardware, the support for industry standards and the overall advantage in total cost of ownership.
We understand our roadmap to be robust and able to meet the ever-growing complexity and size of models required to meet the current and future demands of autonomous driving.
Product Roadmap
Our product roadmap focuses on creating optimized solutions that can fulfill customer demands for AI applications at the edge. The main target markets include: enterprise, commercial, industrial, and automotive. These markets require low-power systems with highly optimized TCO, agility and flexibility on development and deployment, and a reliable supply chain. We believe our technology and targeted marketing strategy are designed to deliver products that meet and exceed those requirements.
As part of our hardware offering, we deliver solutions that include silicon chips, boards, and systems. These are complemented with full-stack software that includes a Software Development Kit (“SDK”), optimized libraries for visual analytics, AI, high-performance computing, and AI Studio, which is a complete application development and deployment platform that enables customers to create, optimize, deploy, and maintain their own solutions.
Silicon & Hardware Roadmap
Our hardware roadmap includes:
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system-on-chip (“SoC”) AI accelerators, in the form of integrated circuits;

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industry standard expansion cards and modules that incorporate these AI accelerators; and

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complete systems solutions using these cards or modules.

The Blaize architecture was designed from the ground-up to allow the targeting of several markets and applications with a single AI accelerator, which allows for a more cost-effective product development and deployment process.
The current generation of hardware enables Blaize to access markets such as enterprise, commercial and industrial.
We intend for our next generation of hardware to deliver architectural and performance enhancements to:
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target applications from the edge to the data center;

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enable automotive and chiplet-based designs; and

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improve customer value through new and future AI technologies and innovations.

Software & Solutions Roadmap
Unlike alternative AI hardware vendors, Blaize provides a complete vertically integrated solution of hardware and software that focuses on the developer and customer experience. This makes Blaize compute accelerator platforms easier to use, integrate and deploy. Our customers save valuable development time and are able to get to revenue and scale faster. Non-coders and non-engineers can easily access our platforms and port and deploy their applications with minimal effort. Thus, Blaize’s unique software and solutions approach unlocks new revenue opportunities and simplifies adoption of AI.
Our software roadmap targets two fundamental needs in the marketplace: AI optimized solutions and AI development and deployment.
For AI optimized solutions, our SDK roadmap focuses on library optimization for solutions development and infrastructure optimization for overall solution performance. This includes new enhanced AI, analytics, and high-performance computing libraries that can be directly used by customers while building and deploying their applications and end-uses. The infrastructure optimization includes innovative techniques, which allows for AI model optimization and compilation, and runtime/driver updates to support a variety of new hardware hosts in the market, including but not limited to x64 and ARM-based hosts.
For AI development and deployment needs, our AI Studio solution provides marketplace packaged analytics modules that customers can directly deploy in their applications.
Sales and Marketing
Our commercial organization utilizes primary and secondary research to identify key markets and sales opportunities across all target verticals. Marketing activities focus on elevating brand, product and value proposition awareness across the broader industry, with prospects in selected target verticals. This includes participation at trade events, demonstration of Blaize technology, collaborations and co-promotions with ecosystem partners, social campaigns, competitive positioning and other marketing activities.
Our go-to-market (“GTM”) strategy focuses on creating a partnership ecosystem to develop and define a portfolio of end-to-end, market ready solutions powered by our products that addresses enterprise customer requirements in the enterprise, commercial, industrial and defense verticals.
We focus our marketing and sales efforts on four areas:
1.
Hardware powered by Blaize — we build, qualify, and quantify market ready hardware solutions with a large number of OEMs;

2.
Our unique full stack approach — we are well positioned to deliver a fully integrated software and hardware solutions which include innovative developer tools. Unlike alternative hardware vendors, we believe our full-stack approach helps us to engage directly with our customers to deliver solutions that fix their problems and add value to their endeavors. The resulting intimate relationship enables Blaize to gain important insight into customers’ data and needs, which in turn are incorporated into our innovation and product roadmap;

3.
Applications powered by Blaize — our team concentrates on qualifying with application partners that deliver customer-facing software and services in our focused verticals;

4.
Ecosystem channel delivery — we contract with cloud, distribution, integration, and value-add resellers already supporting our target markets; and

5.
Enterprise adoption — we promote market ready solutions powered by Blaize and present use cases that meet our customers’ varying budget and deployment requirements.

Customers and Prospective Customers
We are working with multiple customers across various industries globally, including in North America, Japan, Korea, EU and the GCC (Gulf Corporation Countries) Region. We have a multi-million dollar purchase order with a defense entity to provide a host of complete solutions that require low latency, low power and high performance compute in the field, where our technology advantages excel. These solutions can be easily and rapidly offered to other defense entities.
In the automotive sector, our programable hardware technology has been vetted and endorsed through a long-standing partnership with DENSO, one of the world’s largest Tier 1 supplier to Toyota, Honda, GM, and others. Additionally, in 2023 and 2024, we teamed up with Mercedes-Benz and their partner vendors to evaluate their requirements for an advanced L4 platform, intended to be in production by the end of this decade. We believe these collaborations demonstrate a high level of confidence in our architecture and our readiness to provide automotive-grade silicon to the industry.
In the past twelve months, Blaize entered into a Purchase Order Contract Agreement dated May 1, 2024 with a UAE private company (the “POCA Counterparty”) that provides defense solutions (the “POCA”) and is currently negotiating an addendum to the Purchase Order Contract Agreement. The POCA provides solutions to government entities in the UAE. Under the POCA, Blaize will provide numerous solutions to the POCA Counterparty that require low latency, low power and high performance compute in the field. Specifically, the POCA Counterparty, as the Technical Service Provider licensed by the DED AbuDhabi, Government of United Arab Emirates (“TSP”), and Blaize, as the supplier of equipment, software and/or managed services to TSP for the purpose of installation, provision, operations and/or maintenance of TSP’s networks (in such capacity, the “Vendor”), agreed that the Vendor will supply equipment and services to TSP’s clients for consideration of up to $105 million. Blaize will provide its technology platform to TSP on a project-by-project basis. Each of the project offerings includes a specific combination of Blaize’s software and hardware products, as well as customized delivery, development and installation solutions, to be determined by each end user’s specific needs.
The POCA establish a timeline for each of the projects, including deadlines for the deliverables that TSP will require, beginning in the third quarter of 2024 through the fourth quarter of 2025. The POCA will continue to be in full force and effect unless terminated earlier by TSP.
Performance of the parties’ obligations under the POCA have been delayed and, as of September 30, 2024, Blaize has not shipped any products nor received any payments from the POCA Counterparty. Under the terms of the POCA, Blaize must receive advance payment by the POCA Counterparty before the shipment of any product.
Though no revenues have been realized under the terms of the POCA to date, Blaize management believes that, if Blaize successfully delivers the updated proof of concept by April 2025, the POCA and the relationship with TSP and TSP’s clients has the potential to generate significant revenues for the company in the future.
We further believe that the solutions that Blaize is currently developing for TSP and TSP’s clients demonstrate Blaize’s capability to create a full-stack solution for the defense industry, which we believe can be marketed for other defense solutions in the future.
Competitive Strengths
We believe the following key strengths will help us maintain our unique product solutions and continue our growth trajectory moving forward:
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Revolutionary Architecture.   We believe our innovative full-stack solution, incorporating and bundling silicon, hardware, and software, at the edge, untethered from a data center or the cloud, sets us apart from our competition. We developed a patented novel chip architecture that is highly programmable for every edge-computing use case. Our chip structure delivers high performance computing at low latency and is extremely thermally efficient, all of which are essential for adopting AI at scale. Leveraging our ecosystem of hardware and software partners, we believe we can address multiple verticals with AI and computer vision solutions and meet demanding requirements for true autonomous driving and mobility.

•
Efficient and Programmable Graph Streaming Processor.   Our Graph Streaming Processor architecture, or GSP, is the first true Graph-native architecture built to address the challenges in efficiently processing neural networks and building complete AI applications. With a fully programmable graph streaming architecture, GSP chips process graphs more efficiently than CPU/GPU architectures. As a result, the GSP architecture enables developers to not only build entire AI applications, but also optimize the applications for Edge deployment constraints, run the applications efficiently in a complete streaming fashion, and continuously iterate to keep up with rapid evolutions in neural networks. Our GSP architecture consists of an array of graph streaming processors, dedicated math processors, hardware controls and various types of data cache. The four main architectural characteristics of the GSP that enable efficient graph streaming of entire AI applications include: (1) true task-level parallelism, (2) minimal use of off-chip memory, (3) depth-first hardware graph scheduling, and (4) fully programmable.
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Task-Level Parallelism through Highly Efficient Streaming of Neural Network Graphs.   Neural network processing lends itself well to four different levels of parallelism: instruction- level, data-level, thread level, and task-level. Our GSP architecture is the only one in the industry to provide all four levels of parallelism:

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GSPs offer instruction-level parallelism by scheduling instructions as soon as their dependencies have been met. Each processor executes its instructions independently of any other processor.

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GSPs offer thread parallelism, with multiple hardware threads per processor. Within a single clock cycle, our processor can change context either by switching threads or by dispatching a new thread.

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GSPs offer data parallelism through special instructions that can operate directly on unaligned blocks of data in a register file. These instructions include 2D block instructions, such as block move and block add, as well as reduction instructions, such as dot product.

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The GSP provides true task-level parallelism. Multiple nodes from multiple layers can be processed concurrently, and nodes can be scheduled as soon as the data they need has been calculated. With the GSP, nodes need not wait for the completed processing of any other nodes. In addition, the GSP architecture supports true task-level parallelism through its dynamic scheduling, which allows it to adapt to actual results as they unfold and enable highly efficient streaming of neural network graphs.

•
Fully Programmable Architecture with Efficient End-to-end Applications.   AI developers today face three major challenges when deploying AI applications in the real-world:

1.
Integration.   Neural network functions are usually part of an overall application; therefore, developers need to be able to easily and efficiently integrate both the neural network and non-neural network functions;

2.
Efficiency.   The entire AI application must run efficiently on the hardware deployed, with high performance, low latency and low power; and

3.
Periodic Updates.   It is crucial to be able to update applications and neural networks as more data is collected in the field and new neural network innovations rapidly evolve.

We believe our GSP solves these three major challenges in the following ways:
1.
Integration.   The GSP architecture is fully programmable, which enables developers to build end-to-end AI applications, integrate non-neural network functions (such as Image Signal Processing) and neural network functions that are built in any Machine Learning framework, and execute these on the same hardware.

2.
Efficiency.   The fully integrated Picasso software development platform and graph framework take care of translating these complex end-to-end AI applications into graphs that run efficiently and performantly on the underlying hardware.

3.
Periodic updates.   As the neural network and workflow evolves, and as new data is collected, the AI models can be re-trained and re-deployed with ease and speed, using the integrated Picasso toolkit.

•
Low Capex and De-Risked Business Model.   While we design and sell our hardware and semiconductor chips, we do not manufacture the silicon wafers or chips used in our products. Instead, we outsource the fabrication of these products to a manufacturing plant.

•
Cost Efficiency.   As a fabless manufacturing company, we avoid potentially high capital investments that would be required to build and maintain our own fabrication facilities (fabs). Semiconductor fabs are extremely expensive to set up and require regular updates to stay technologically competitive. By outsourcing fabrication, we strategically allocate our resources more efficiently and focus on our core competencies.

•
Flexibility and Scalability.   We can scale production quickly without having to invest in additional manufacturing facilities. As a result, we respond to market demand fluctuations by leveraging the capacity and capabilities of external foundries. We believe this flexibility allows us to adapt to market conditions and rapidly bring new products to market.

•
Technological Expertise.   We have a relentless focus to concentrate all efforts on research, development, and innovation, without being burdened by the complexities of semiconductor manufacturing. Our teams of experts are solely focused on designing advanced chips and pushing technological boundaries. We believe this specialization has enabled our development of more cutting-edge products and faster time-to-market.

•
Access to Advanced Processes.   Our use of external foundries offers access to leading-edge fabrication processes, which would be cost-prohibitive for us to develop in-house. By partnering with advanced foundries, we leverage the latest process technologies and benefit from improved performance, power efficiency, and smaller form factors.

•
Global Supply Chain.   Our fabless approach gives us the ability to tap into a global network of foundries, enabling our selection of the most suitable manufacturing partner based on the specific requirements. We believe this global supply chain, in turn, also offers geographic diversification, reducing the risk of disruptions caused by regional issues, such as natural disasters or geopolitical factors.

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Focus on Differentiation.   With manufacturing outsourced, we have the capacity to heavily focus on developing unique features and intellectual property (“IP”). We are investing in specialized design teams, software development, and system integration to create products that stand out in the market and provide a competitive advantage.

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Reduced Time-to-Market.   We believe the fabless manufacturing model allows us to expedite our product development cycles. By partnering with external foundries, we parallelize design and fabrication processes, reducing time-consuming steps and accelerating the overall time-to-market.

Growth Strategies
The key elements of our strategy for growth include focusing on the following areas:
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Scaling through expansion of our current products reach deeper into our own industry’s verticals and expanding into adjacent verticals.

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Grow our ecosystem of hardware manufacturers and independent software vendors specializing across a variety of industry verticals and form new partnerships with them to bring innovative turn-key solutions to market.

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Continue to enhance the features available in AI Studio in order to target a wider community of developers, including universities and other institutes of higher education.

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Incorporate market AI trends into the design of our next-generation SoC to further expand our addressable TAM.

Manufacturing
We currently outsource all of our manufacturing and leverage partnerships with several global manufacturing and assembly providers.
Samsung Foundry, located in Austin, Texas, is involved with manufacturing the current generation SoC. All packaging and testing of the SoC is performed by our partners located in Taiwan. We closely monitor and reserve raw materials for silicon wafers and related packaging for our finished SoCs in collaboration with Samsung Foundry and our Taiwanese packaging partners. The raw materials and components used include silicon, polymers, copper, aluminum, other metal alloys, and plastics, which are generally available throughout the world but largely provided by companies in China.
In addition to Samsung Foundry, we integrate Plexus, a contract manufacturer boasting a 377,000 square foot facility in Penang, Malaysia, who provides new product introduction services and mass produces all of our products. In addition to performing printed circuit board assembly (“PCBA”), final assembly, and functional testing for our products, Plexus procures raw material components to meet our periodic build forecasts, and provides quick turnaround shipments of our products to our third-party logistics partner, Rush Order, Inc. (“Rush Order”), and customers around the world. The raw materials and components used include integrated circuits, epoxy glass fabric laminate, metals, plastics, resistors, capacitors, inductors, transistors, diodes, and sensors, which are generally available throughout the world, but largely provided by companies in Asia.
Rush Order stores inventory of our products in California, conveniently located near major sea and air transportation hubs. Rush Order also supports us with international logistics and trade compliance services by assembling, packaging, and shipping our customer orders. We anticipate that we will continue to utilize Rush Order’s logistics services as we grow and scale because they offer expansion flexibility and have warehouses located globally.
Competition
Our scalable and programmable architecture enables us to sell into a broad set of markets and applications. As a result, our competitors vary depending on the target market segment.
•
Data Center and Edge.   We believe our main competitors come from producers of graphics processing units (“GPUs”), such as NVIDIA Corporation (“NVIDIA”), and GPU-derived application-specific-standard products (“ASSPs”). As we continue to grow, we predict additional competition will come from in-CPU acceleration provided by established vendors, including Intel and AMD.

•
Surveillance and Security.   We consider companies with in-house application-specific integrated circuits (“ASICs”) that are either fully proprietary or built around technology from suppliers, such as Ambarella, Inc., and start-up hardware developers, such as Hailo Technologies Ltd., to be competitors. In addition, this category includes merchants with already integrated solutions that have existing partnerships with expert solution vendors, such as Qualcomm Incorporated (“Qualcomm”), Intel Corporation’s (“Intel”) subsidiary, Movidius, and NVIDIA’s Jetson platform, who we also believe are our competitors.

•
Machine Vision.   We compete with industrial autonomation, quality control, and other machine vision utilization industries in this category. We believe our main competitors include field programmable gate array (“FPGA”) vendors, such as Altera Corporation (recently spun off from Intel) (“Altera”) and AMD’s subsidiary, Xilinx, Inc. (“Xilinx”), and anticipate future competition from merchant vendors, such as Qualcomm and NVIDIA’s Jetson platform.

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Drones, Robotics and Other Embedded Applications.   We believe competition in this category is primarily from in-house designs and custom built ASICs (either fully proprietary or based on third-party technologies from vendors, such as Ambarella). Further, we believe that merchant options provided by NVIDIA and Qualcomm and FPGA solutions from Xilinx and Altera will also represent competitors in this category, albeit in a smaller and more fragmented fashion.

•
Automotive.   We believe competition in this category comes from programmable AI-based computer vision developed in-house by automotive OEMs and by solutions merchants, such as NVIDIA, Qualcomm, Mobileye Global Inc., and emerging start-ups, such as Tenstorrent Inc.

Research and Development
We have invested a significant amount of time and expense into Research and Development (“R&D”) to develop our AI and Machine Learning (“ML”) solutions. Our R&D activities currently include focusing in the following areas: processor architecture, design and implementation, AI and ML and other computing algorithms, device driver, middleware software, application software, AI and ML solutions throughout their lifecycle from development, to deployment, to MLOps, and more. Our R&D team consists of technical operators and professionals with experience from a wide variety of leading technology, business, and research organizations. Our R&D activities are largely conducted in (i) the United States in California and North Carolina; (ii) Kuala Lumpur, Malaysia; (iii) Leeds, United Kingdom; and (iv) Hyderabad, India. As of October 31, 2024, we had approximately 160 employees engaged in R&D activities.
Material Contracts
VeriSilicon Agreement
On October 12, 2018, Blaize entered into a Master ASIC Design, Manufacturing and Product Sales Agreement (the “VeriSilicon Agreement”) with VeriSilicon, pursuant to which VeriSilicon agreed to provide Blaize with design expertise, support and assistance, and certain deliverables, prototypes, products and services under individual statements of work (each, a “Statement of Work”). Pursuant to a Statement of Work effective as of October 12, 2018, Blaize agreed to pay for VeriSilicon’s performance of certain design services in accordance with the pricing terms (including potential milestone payments and cancellation fees) set forth therein.
The term of the VeriSilicon Agreement will be automatically renewed for consecutive one-year renewal terms unless and until a party notifies the other of its intent not to renew at least thirty days (or in the case of VeriSilicon, one year) prior to the expiration of the then-current term. Either party may terminate the VeriSilicon Agreement if (i) the other party has materially breached the VeriSilicon Agreement without cure within ninety days of written notice, (ii) the other party files a petition in bankruptcy (which is not discharged within fourteen days), undergoes a reorganization in connection therewith, is adjudicated bankrupt or insolvent, becomes dissolved or liquidated, files a petition for dissolution or liquidation, makes an assignment for benefit of creditors, has a receiver appointed for its business, is subject to property attachment or court injunction or is otherwise subject to a similar court order or (iii) it provides a one-year prior written notice to the other party, with or without cause. Additionally, VeriSilicon may terminate the VeriSilicon Agreement if it has a specific and reasonable basis to believe that there is an infringement of a third party’s intellectual property rights.
The VeriSilicon Agreement includes customary terms relating to, among others, indemnification, intellectual property protection, confidentiality, remedies and warranties.
Plexus Agreement
On March 29, 2021, Blaize entered into a Letter Agreement (the “Plexus Agreement”) with Plexus Corp. and its controlled affiliates (collectively, “Plexus”), pursuant to which Plexus agreed to provide Blaize with certain deliverables, products and platforms specified therein or under individual purchase orders.
The term of the Plexus Agreement will continue until (i) the Plexus Agreement is superseded and replaced by a comprehensive manufacturing services agreement or (ii) a party, for any reason, notifies the other of its intent to terminate at least one hundred and eighty days in advance. Upon termination, Blaize shall pay Plexus for all finished deliverables and products; work in progress deliverables and products at the finished goods price as if manufactured to completion; and component inventory on hand or on order that was procured by Plexus in accordance with the Plexus Agreement.
The Plexus Agreement includes customary terms relating to, among others, indemnification, confidentiality, remedies and warranties.
Government Regulation
We are subject to various laws and regulations in the United States and internationally, which may expose us to liability, increase costs or have other adverse effects that could harm our business. These laws and regulations include but are not limited to data privacy and data localization, copyright or similar laws, anti-spam, consumer protection, employment, and taxation. Compliance with such laws can require changes to our business practices and significant management time and effort. Additionally, as we continue to develop and improve consumer-facing products and services, and as those offerings grow in popularity, the risk that additional laws and regulations will impact our business will continue to increase.
Data protection and privacy
All states have adopted laws requiring notice to consumers of a security breach involving their personal information. In the event of a security breach, these laws may subject us to incident response, notice and remediation costs. Failure to safeguard data adequately or to destroy data securely could subject us to regulatory investigations or enforcement actions under federal or state data security, unfair practices, or consumer protection laws. The scope and interpretation of these laws could change, and the associated burdens and compliance costs could increase in the future.
Privacy laws and regulations, cross-border data transfer restrictions, data localization requirements, and other domestic or foreign laws or regulations may expose us to liability, or otherwise adversely affect our business. Laws and regulations related to data privacy and the collection, processing, and disclosure of consumer personal information are constantly evolving. Such laws and regulations could restrict our ability to store and process personal data (in particular, our ability to use certain data for purposes such as risk or fraud avoidance, marketing, or advertising), to control our costs by using certain vendors or service providers in certain jurisdictions and could limit our ability to effectively market or advertise to interested buyers and, in general, increase the resources required to operate our business. Additionally, such laws and regulations are often inconsistent and may be subject to amendment or reinterpretation, which may cause us to incur significant costs and expend significant effort to ensure compliance.
The overall regulatory framework for AI Technologies is rapidly evolving as many federal, state and foreign government bodies and agencies have introduced, or are currently considering, additional laws and regulations. Additionally, existing laws and regulations may be interpreted in ways that would affect the operation of our AI Technologies. As a result, implementation standards and enforcement practices are likely to remain uncertain for the foreseeable future.
For example, in the United States, the Biden administration issued a broad Executive Order on the Safe, Secure and Trustworthy Development and Use of Artificial Intelligence (the “2023 AI Order”) that sets out principles intended to guide AI design and deployment for the public and private sectors and signals the increase in governmental involvement and regulation over AI Technologies. The 2023 AI Order established certain new requirements for the training, testing and cybersecurity of sophisticated AI models and large scale compute centers used to train AI models and instructed several other federal agencies to promulgate additional regulations. Already agencies such as the Department of Commerce and the Federal Trade Commission have issued proposed rules. Legislation related to AI Technologies has also been introduced at the federal level and is advancing at the state level. For example, Colorado recently passed a AI Act, which regulates the development, deployment, and use of artificial intelligence (AI) systems and the California Privacy Protection Agency is currently in the process of finalizing regulations under the California Consumer Privacy Act regarding the use of automated decision-making.
The developing landscape, and the uncertain interpretation of such landscape, may affect our use of AI Technologies and our ability to provide, improve or commercialize our services, require additional compliance measures and changes to our operations and processes, result in increased compliance costs and potential increases in civil claims against us and could adversely affect our business, operations and financial condition. For more information, please refer to “Risk Factors – We may in the future, use and develop AI, machine learning and automated decision-making technologies throughout our business, which may expose us to certain regulatory and other risks that could adversely affect our results of operations and financial condition.”
Our failure to comply with these privacy laws or regulations could expose us to significant fines and penalties imposed by regulators and has in the past and could in the future expose us to legal claims by buyers, or other relevant stakeholders. Some of these laws permit individual or class action claims for certain alleged violations, increasing the likelihood of such legal claims. Similarly, many of these laws require us to maintain an online privacy policy, terms of service, and other informational pages that disclose our practices regarding the collection, processing, and disclosure of personal information. If these disclosures contain any information that a court or regulator finds to be inaccurate, we could also be exposed to legal or regulatory liability. Any such proceedings or violations could force us to spend money in defense or settlement of these proceedings, result in the imposition of monetary liability or demanding injunctive relief, divert management’s time and attention, increase our costs of doing business, and materially adversely affect our reputation.
Anti-corruption and sanctions
We are subject to the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”). The FCPA prohibits corporations and individuals from engaging in improper activities to obtain or retain business or to influence a person working in an official capacity. It prohibits, among other things, providing, offering, or promising, directly or indirectly, anything of value to any foreign government official or employee, or any political party or official thereof, or candidate for political office to improperly influence, induce, obtain and retain business from, expedite or secure the performance of official acts of a routine nature, secure an improper advantage, or otherwise violate any of the Anti-Bribery laws, from such or any person. Similar laws exist in other countries, such as the UK, that restrict improper payments to persons in the public or private sector. Many countries have laws prohibiting these types of payments within the respective country. Historically, technology companies have been the target of FCPA and other anti-corruption investigations and penalties.
In addition, we are subject to U.S. and foreign laws and regulations that restrict our activities in certain countries and with certain persons. These include the economic sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control and the export control laws administered by the U.S. Commerce Department’s Bureau of Industry and Security.
Intellectual Property
We believe our success depends in part upon our ability to develop and protect our core technology and intellectual property. We have built a portfolio of intellectual property, including issued patents and registered trademarks, copyrights, confidential technical information, and expertise in the AI and ML at the edge sectors.
We own numerous issued patents and pending patent applications. As of October 25, 2024, we held 39 patents and had 17 pending patent applications. Our patents are expected to expire between June 16, 2031 and September 24, 2044. Our two issued and allowed foreign patents include patents in two separate countries: the United Kingdom and Korea. Our five pending foreign patent applications include patent applications in India. Our patents contain a broad range of claims related to the field of AI and parallel processing architecture.
In addition to actively seeking patent protection covering inventions originating from us, from time to time, we review opportunities to acquire or in-license patents to the extent we believe such patents may be useful or relevant to our business.
We have filed patent and trademark applications in order to further secure these rights and strengthen our ability to defend against third parties who may infringe on our rights. We also rely on trade secrets, design and manufacturing know-how, and continuing technological innovations to maintain and improve our competitive position. Additionally, we protect our proprietary rights through agreements with our commercial partners, supply-chain vendors, employees, and consultants, as well as close monitoring of the developments and products in the industry.
Legal Proceedings
From time to time, we may become involved in actions, claims, suits and other legal proceedings arising in the ordinary course of our business, including assertions by third parties relating to intellectual property infringement, breaches of contract or warranties or employment-related matters. We are not currently a party to any actions, claims, suits or other legal proceedings the outcome of which, if determined adversely to us, would individually or in the aggregate have a material adverse effect on our business, financial condition, and results of operations.

Employees
As of October 31, 2024, we employed a total of approximately 230 people globally, including 58 people on a full-time basis in the United States and 159 people on a full-time basis internationally, either directly through our international subsidiaries or through a professional employer organization. This included approximately 160 hardware and software engineers. As the Company scales to deliver on its product roadmap, we expect to significantly expand our engineering strength. We also engage consultants and contractors to supplement our permanent workforce where the skill is specialized and temporary. None of our employees are represented by a labor union or covered by collective bargaining agreements. We believe we have strong and positive relations with our employees.
Facilities
Our corporate headquarters are located in El Dorado Hills, California where we lease approximately 1,753 square feet of office space pursuant to a lease that expires on June 15, 2025. Our El Dorado Hills premises contains administrative functions of the company. We also lease approximately 4,192 square feet of office space pursuant to a lease that expires on September 1, 2026. Our San Jose premises contains engineering and research and development functions of the company.
We lease approximately 35,000 square feet of office space in Hyderabad, India pursuant to leases that expire on September 30, 2028. Our India premises contains engineering, research and development, and administrative functions of the company.
We lease approximately 1,000 square feet of office space in the United Kingdom pursuant to a lease that expires on August 9, 2029. Our U.K. premises contains engineering, research and development, and administrative functions of Blaize. We also lease approximately 1,500 square feet of office space in the United Kingdom pursuant to a lease that expires on July 15, 2025, which contains engineering and R&D functions for Blaize.
We believe that our office and other space is adequate for our current needs and, should we need additional space, we believe we will be able to obtain additional space on commercially reasonable terms.

BLAIZE’S EXECUTIVE COMPENSATION
Throughout this section, unless otherwise noted, “the company,” “we,” “us,” “our” and similar terms refer to Blaize prior to the Business Combination.
This section discusses the material components of the executive compensation program for Blaize’s executive officers who are named in the “2023 Summary Compensation Table” below. In 2023, Blaize’s “named executive officers” and their positions were as follows:
•
Dinakar Munagala, Chief Executive Officer;

•
Dmitry Zakharchenko, Vice President of R&D and Product Development; and

•
Val Cook, Chief Software Architect.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that New Blaize adopts following the completion of this offering may differ materially from the currently planned programs summarized in this discussion.
2023 Summary Compensation Table
The following table sets forth information concerning the compensation of Blaize’s named executive officers for the year ended December 31, 2023.
Name and Principal Position	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total
Dinakar Munagala	300,000		1,337,142	25	1,637,167
Chief Executive Officer
Dmitry Zakharchenko	400,000	1,500	403,282	25	804,808
Vice President of R&D and Product Development
Val Cook	225,000		476,724	25	701,749
Chief Software Architect

(1)
Amounts reflect the full grant-date fair value of stock options granted during 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Assumptions used to calculate the value of all option awards made to the named executive officers are included in Note 12 to Blaize’s consolidated financial statements included with this proxy statement/prospectus.

(2)
Amounts reflect the aggregate dollar value of life insurance premiums paid by Blaize with respect to each named executive officer during 2023.

NARRATIVE TO SUMMARY COMPENSATION TABLE
2023 Salaries
The named executive officers receive a base salary to compensate them for services rendered to Blaize. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. During 2023, Blaize’s named executive officers’ annual base salaries were as follows: Mr. Munagala: $300,000; Mr. Zakharchenko: $400,000; and Mr. Cook: $225,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in fiscal year 2023.
Cash Incentive Compensation
Blaize maintains the Blaize Long-Term Service Award Policy as part of its commitment to providing a work environment that rewards employees for their long-term employment with Blaize, pursuant to which employees are eligible to receive awards equal to $1,500 after completing five (5) years of service with Blaize and $2,000 after completing ten (10) years of service with Blaize. In 2023, pursuant to the Blaize Long-Term Service Award Policy, Mr. Zakharchenko was paid a cash bonus in the amount of $1,500 in recognition of his completion of five years of continuous employment with Blaize.
Equity Compensation
Certain of Blaize’s named executive officers hold options to purchase shares of common stock of Blaize which were granted under the Blaize, Inc. Amended and Restated 2011 Stock Plan (the “2011 Plan”). On September 19, 2023, we granted each of Messrs. Munagala, Zakharchenko, and Cook stock options covering 5,355,474, 1,613,696, and 1,907,680 shares of Blaize common stock, respectively.
The options granted to the named executive officers in 2023 vest and become exercisable in equal monthly installments over 36 months, subject to continued service through the applicable vesting date. The options granted to Messrs. Munagala and Cook are also subject to accelerated vesting upon certain terminations of their employment with Blaize pursuant to their offer letters as described in the section titled “Offer Letters” below.
In connection with the Business Combination, New Blaize intends to adopt a 2024 Incentive Award Plan, referred to in this proxy statement/prospectus as the Incentive Award Plan, and an Employee Stock Purchase Plan, referred to in this proxy statement/prospectus as the ESPP. For additional information about the Incentive Award Plan and the ESPP, please see the sections titled “Proposal No. 5 — The Equity Incentive Plan Proposal” and “Proposal No. 6 — The Employee Stock Purchase Plan Proposal” above. Upon the effectiveness of the Incentive Award Plan, no further awards will be granted under the 2011 Plan.
Other Elements of Compensation
Retirement Plan
Blaize currently maintains a 401(k) retirement savings plan for its employees, including its named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though a 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes our employees, including its named executive officers, in accordance with its compensation policies.
Employee Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•
medical, dental and vision benefits;

•
short-term and long-term disability insurance; and

•
basic life and accidental death and dismemberment insurance.

We believe these benefits are appropriate and provide a competitive compensation package to our named executive officers. We do not currently, and we did not during 2023, provide material perquisites to any of our named executive officers.
No Tax Gross-Ups
Blaize does not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.
			Option Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Dinakar Munagala	3/15/2017	1/1/2017	147,000(1)	—	—	1.00	3/14/2027
	11/12/2018	9/1/2018	226,305(1)	—	—	11.40	11/11/2028
	9/19/2023	9/19/2023	446,289(2)	4,909,185	—	0.44	9/18/2033
Dmitry Zakharchenko	12/17/2018	11/30/2018	15,000(3)	—		11.40	12/16/2028
	11/17/2021	1/1/2021	14,586(3)	5,414	—	20.70	11/16/2031
	9/19/2023	9/19/2023	134,474(2)	1,479,222	—	0.44	9/18/2033
Val Cook	3/15/2017	1/1/2017	40,038(1)	—	—	1.00	3/14/2027
	11/12/2018	9/1/2018	113,152(1)	—	—	11.40	11/11/2028
	9/19/2023	9/19/2023	158,973(2)	1,748,707	—	0.44	9/18/2033

(1)
Represents an option which vested with respect to one-forty-eighth (1/48th) of the shares subject to the option on each of the first forty-eight (48) monthly anniversaries of the vesting commencement date, subject to the applicable executive’s continued service through the applicable vesting date.

(2)
Represents an option which vested or vests, as applicable, with respect to one-thirty-sixth (1/36th) of the shares subject to the option on each of the first thirty-six (36) monthly anniversaries of the vesting commencement date, subject to the applicable executive’s continued service through the applicable vesting date.

(3)
Represents an option which vested or vests, as applicable, with respect to twenty-five percent (25%) of the shares subject to the option on the first anniversary of the vesting commencement date and with respect to one-forty-eighth (1/48th) of the shares subject to the option on each monthly anniversary of the applicable vesting commencement date thereafter, subject to the applicable executive’s continued service through the applicable vesting date.

Executive Compensation Arrangements
Offer Letters
Offer Letter for Mr. Munagala
We are party to an offer letter, dated June 18, 2018 (as amended, the “Munagala Offer Letter”) with Mr. Munagala, pursuant to which, Mr. Munagala serves as our Chief Executive Officer. Pursuant to the Munagala Offer Letter, Mr. Munagala is entitled to receive a base salary which, as of May 1, 2020, was $300,000 and is eligible to be considered for annual incentive bonuses. The Munagala Offer Letter provides that Mr. Munagala is eligible to participate in Blaize-sponsored benefit plans and for paid vacation in accordance with Blaize policy.
In addition, pursuant to the Munagala Offer Letter, if Mr. Munagala’s employment is terminated by us without “cause” or Mr. Munagala resigns with “good reason” (each as defined in the Munagala Offer Letter), then Mr. Munagala will be eligible to receive the following severance payments and benefits: (i) a lump-sum cash payment in an amount equal to 3 months of his base salary, (ii) salary continuation payments at

75% of his base salary for 12 months following termination, and (iii) COBRA continuation coverage for up to 12 months following termination, and (iv) accelerated vesting of any outstanding and unvested options held by him.
If Mr. Munagala’s employment is terminated by us without “cause” or he resigns for “good reason,” in either case, within one year after a change in control of Blaize (as defined in the Munagala Offer Letter), then Mr. Munagala will instead be entitled to receive the following severance payments and benefits (in lieu of the amounts described above): (i) a lump-sum cash payment in an amount equal to 12 months of his base salary, (ii) COBRA continuation coverage for up to 12 months following termination, and (iii) accelerated vesting of any outstanding and unvested options held by him.
Mr. Munagala’s receipt of any severance payments and benefits is subject to his execution and non-revocation of a general release in favor of Blaize.
Offer Letter for Mr. Zakharchenko
We are party to an offer letter, dated November 15, 2018 (as amended, the “Zakharchenko Offer Letter”) with Mr. Zakharchenko, pursuant to which, Mr. Zakharchenko serves as our Vice President of R&D and Product Development. Pursuant to the Zakharchenko Offer Letter, Mr. Zakharchenko is entitled to receive a base salary which, as of February 17, 2022, was $400,000 and is eligible to participate in Blaize-sponsored benefit plans and for paid vacation in accordance with Blaize policy.
Pursuant to the Zakharchenko Offer Letter, if Mr. Zakharchenko’s employment is terminated by us without “cause” (as defined in the Zakharchenko Offer Letter), then, subject to his execution and non-revocation of a general release in favor of Blaize, Mr. Zakharchenko will be eligible to receive either, in Blaize’s sole discretion: (i) 3 months of notice prior to the date on which his employment terminates or (ii) 3 months of continued payment of his base salary following termination.
Offer Letter for Mr. Cook
We are party to an offer letter, dated June 20, 2018 (as amended, the “Cook Offer Letter”) with Mr. Cook, pursuant to which, Mr. Cook serves as our Chief Software Architect. Pursuant to the Cook Offer Letter, Mr. Cook is entitled to receive a base salary which, as of May 1, 2020, was $225,000 and is eligible to be considered for annual incentive bonuses. The Cook Offer Letter provides that Mr. Cook is also eligible to participate in Blaize-sponsored benefit plans and for paid vacation in accordance with Blaize policy.
In addition, pursuant to the Cook Offer Letter, if Mr. Cook’s employment is terminated by us without “cause” or Mr. Cook resigns with “good reason” (each as defined in the Cook Offer Letter), then Mr. Cook will be eligible to receive the following severance payments and benefits: (i) a lump-sum cash payment in an amount equal to 3 months of his base salary, (ii) salary continuation payments at 75% of his base salary for 12 months following termination, and (iii) COBRA continuation coverage for up to 12 months following termination.
In addition, if Mr. Cook’s employment is terminated by us without “cause” or he resigns for “good reason,” in either case, within one year after a change in control of Blaize (as defined in the Cook Offer Letter), then Mr. Cook will instead be entitled to receive the following severance payments and benefits (in lieu of the amounts described above): (i) a lump-sum cash payment in an amount equal to 12 months of his base salary, and (ii) COBRA continuation coverage for up to 12 months following termination, and (iii) accelerated vesting of any outstanding and unvested options held by him.
Mr. Cook’s receipt of any severance payments and benefits is subject to his execution and non-revocation of a general release in favor of Blaize.

BLAIZE’S DIRECTOR COMPENSATION
Blaize has not historically maintained a formal non-employee director compensation program, but has made cash payments and granted equity awards to certain of our non-employee directors as it has deemed appropriate. During 2023, each of Messrs. Frank, Cannestra and Hambrecht were granted equity awards for their services on Blaize’s board of directors, and Mr. Bess was granted an equity award for his services to Blaize, in each case as reflected in the table below. None of the Company’s other non-employee directors received compensation from Blaize for their service on the board of directors in 2023.
2023 Director Compensation Table
The following table sets forth information concerning the compensation of Blaize’s non-employee directors for the year ended December 31, 2023.
Name	Option Awards ($)(1)	All Other Compensation ($)(1)	Total ($)
Edward Frank	64,356(2)	—	64,356
Tony Cannestra	64,356(2)	—	64,356
Juergen Hambrecht	64,356(2)	—	64,356
Lane Bess	—	7,860,000(3)	7,860,000

(1)
Amounts reflect the full grant-date fair value of restricted stock unit awards and stock options granted during 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Assumptions used to calculate the value of all stock awards and option awards made to directors are included in Notes 2 and 12 to Blaize’s consolidated financial statements included with this proxy statement/prospectus.

(2)
Represents stock options granted pursuant to the 2011 Plan, which were fully vested as of the grant date.

(3)
Represents a restricted stock unit award covering 6,000,000 shares of Blaize’s common stock granted to Bess Ventures and Advisory, LLC, of which Mr. Bess is the beneficial owner and principal, pursuant to the 2011 Plan. The award was originally scheduled to vest in full on July 3, 2024, subject to his continued service as a consultant or non-employee director through the service-vesting date, subject to full acceleration upon an initial public offering or direct listing of Blaize’s common stock, a de-SPAC transaction involving Blaize, or a sale event of Blaize. Blaize accelerated the vesting of this award in full effective as of December 20, 2023.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2023 by each non-employee director who served during 2023.
Name	Options Outstanding at Fiscal Year End
Edward Frank	272,035
Tony Cannestra	283,350
Juergen Hambrecht	272,035
Lane Bess	—
Following the consummation of the Business Combination, we intend to approve and implement a compensation policy for our non-employee directors, which we expect to become effective in connection with the closing of the Business Combination. The expected material terms of the policy are currently being developed and are not yet known.

BLAIZE MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis of the financial condition and results of operations of Blaize, Inc., (“us”, “our”, “we” and “Blaize”) should be read together with our audited consolidated financial statements, unaudited condensed consolidated financial statements and related notes included elsewhere in this proxy statement/prospectus. The discussion and analysis should also be read together with the section entitled “Information about Blaize” and our pro forma financial information as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023. See “Unaudited Pro Forma Condensed Combined Financial Statements.” In addition to historical information, the following discussion contains forward-looking statements. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause future results to differ materially from those projected in the forward-looking statements include, but are not limited to, those discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements.” Certain amounts may not foot due to rounding, and all figures presented are in thousands.
Overview
Blaize is an innovative semiconductor and software technology company dedicated to revolutionizing the world of AI. We provide AI accelerated computing solutions for the edge. Our mission is to enable enterprises to harness the power of AI at the edge, delivering real-time insights and decision-making capabilities with compelling speed and efficiency. With our innovative hardware and software solutions, we believe we are at the forefront of transforming industries and unlocking new possibilities in an increasingly connected and data-driven world.
Our portfolio includes highly efficient programmable AI processors in a broad range of form factors, deployable across several verticals, including enterprise, commercial, industrial, defense and automotive. Blaize’s accelerated AI computing platforms enable applications such as computer vision, advanced video analytics and AI inference. The use of industry standards ensures rapid integration into existing workflows and systems by our customers. Our unique and rich set of software tools empower non-expert practitioners to deploy existing and novel AI applications on our hardware, with ease and speed, without the need to learn or use source code. All of this is combined into integrated AI solutions which are designed to deliver real- time insights and decision-making capabilities with substantial speed and efficiency.
We believe we are well positioned to empower organizations to process and analyze data in real time at the edge of the network, thereby enabling them to make informed decisions, unlock new business opportunities, and gain a competitive advantage in the rapidly evolving AI landscape. With a strong focus on innovation, performance, and partnership, we believe we will help to drive the future of AI accelerated computing at the edge.
Growth Strategy and Outlook
The key elements of our strategy for growth include focusing on the following areas:
•
Scaling through expansion of our current products to reach deeper into our own industry’s verticals and expanding into adjacent verticals.

•
Growing our ecosystem of hardware manufacturers and independent software vendors specializing across a variety of industry verticals and form new partnerships with them to bring innovative turn- key solutions to market.

•
Continuing to enhance the features available in AI Studio in order to target a wider community of developers, including universities and other institutes of higher education.

•
Incorporating market AI trends into the design of our next-generation SoC to further expand our total addressable market.

Recent Developments
During the nine months ended September 30, 2024, we issued approximately $110.7 million in convertible notes under our July 2023 Note Purchase Agreement, as amended and restated in April 2024

(the “2023 NPA”) of which approximately $11.5 million was issued to BurTech LP, LLC (the “Sponsor”). During the year ended December 31, 2023, we issued approximately $12.3 million in convertible notes under the 2023 NPA, of which $5 million was also to the Sponsor and another $5 million was to a related party investor.
During the year ended December 31, 2023, we issued approximately $5.1 million of demand notes, of which approximately $0.3 million in principal along with related accrued interest was repaid. The remaining $4.8 million of demand notes principal and related accrued interest was repaid in April 2024.
On August 5, 2023, Blaize entered into a Memorandum of Understanding, as amended by that certain Addendum Memorandum of Understanding, dated August 22, 2023, with a Dubai and Abu Dhabi based investment fund pursuant to which the parties have agreed to form a joint venture that develops solutions centered around Blaize Edge AI hardware and software.
During the years ended December 31, 2023 and 2022, we raised $9.3 million and $2.9 million, respectively via the issuance of P2P Notes. See the section titled “Liquidity and Capital Resources” for further discussion of P2P Notes and their terms. The P2P Notes were issued with freestanding warrants (the “P2P Warrants”). Both the P2P Notes and the P2P Warrants are accounted for at fair value. The terms of the P2P Notes also provided for a “Pull-Through Exchange” in which each lender’s Converted Common was exchanged into Shadow Preferred Stock identical to the preferred stock held by each lender prior to the 2022 conversion and reverse stock split event for no additional consideration. The Pull-Through Exchange was dependent on the lender’s timing and level of participation vis-à-vis the defined pro-rata participation and resulted in incremental value to the lenders, accounted for as a P2P Financing Charge of $35.8 million and $55.9 million for the years ended December 31, 2023 and 2022, respectively.
Effective November 30, 2022, in preparation for our issuance of our Pay-to-Play Convertible Notes (“P2P Notes”), Blaize’s preferred stockholders consented to a conversion of all outstanding preferred stock to common stock on a one-for-one basis.
Following this conversion, in December 2022, we approved and effected a ten-for-one reverse stock split of our common stock. The par value of the common stock was not adjusted as a result of the reverse stock split.
Liquidity and Going Concern
Since inception of Blaize and through September 30, 2024, we have funded our operations primarily with cash flows from contributions from founders or other investors and other financing activities. We have incurred recurring losses and negative cash flows since our inception, including a net loss of $54.5 million and $62.9 million for the nine months ended September 30, 2024 and 2023, respectively. As of September 30, 2024, we had cash and cash equivalents of approximately $68.6 million, a net working capital surplus of $45.3 million, and an accumulated deficit of $422.6 million. In order to achieve our growth strategies, we will need to raise additional financing. During the year ended December 31, 2023, the level of financing was not at a sufficient level to allow Blaize to execute on certain growth plans, as such, we implemented certain cost reduction and cash conservation measures. Cost reduction measures included a reduction of headcount in our research and development team, primarily in our India and UK subsidiaries. To conserve cash, we also delayed the kick-off of the development of our next generation chip, deferred investment in certain software tools necessary for the development of the next generation chip and instead focused on building our ecosystem of hardware and software manufacturers.
The Merger
On December 22, 2023, as amended on April 22, 2024, October 24, 2024 and November 21, 2024, we entered into the Merger Agreement with BurTech, Merger Sub, and, solely for the limited purposes of the transaction, Burkhan, pursuant to which Merger Sub will merge with and into Blaize. The separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of BurTech. In connection with the consummation of the business combination, BurTech will be renamed “Blaize Holdings, Inc.”

The Merger is anticipated to be accounted for as a reverse recapitalization. Under this method of accounting, Blaize will be treated as the accounting acquirer and BurTech will be treated as the acquired company for financial statement reporting purposes. Blaize has been determined as the accounting acquirer due primarily to (a) Blaize is the larger entity in terms of substantive operations and employee base and will be the ongoing operations of the combined entity, (b) Blaize’s existing shareholders will have the greatest voting interest in the combined entity, excluding option holders, under all noted redemption scenarios, (c) Blaize’s existing shareholders will have the ability to control decisions regarding election and removal of the combined entity’s board of directors, (d) Blaize will hold a majority of the combined entity’s board of directors and (e) Blaize’s senior management is planned to be the senior management of the combined entity. A reverse recapitalization does not result in a new basis of accounting, and the consolidated financial statements of the combined entity represent the continuation of the consolidated financial statements of Blaize in many respects. Accordingly, the consolidated assets, liabilities and results of operations of Blaize will become the historical consolidated financial statements of New Blaize, and BurTech’s assets, liabilities and results of operations will be consolidated with Blaize beginning on the date of the merger. Operations prior to the transactions will be presented as those of New Blaize in future reports. The net assets of BurTech will be recognized at historical cost (which is expected to be consistent with carrying value), with no goodwill or other intangible assets recorded upon execution of the transactions.
Upon consummation of the Merger, the most significant change in the successor’s future reported financial position and results are expected to be an estimated increase in cash (as compared to Blaize’ consolidated balance sheet at September 30, 2024) of between approximately $3.0 million, assuming maximum shareholder redemptions permitted under the Merger Agreement, $3.0 million, assuming 50% shareholder redemptions and $22.9 million, assuming no shareholder redemptions. See the section titled “Unaudited Pro Forma Condensed Combined Financial Information.”
As a consequence of the Merger, Blaize will become the successor to an SEC-registered and Nasdaq- listed company, which will require Blaize to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. Blaize expects to incur additional annual expenses as a public company for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting and legal and administrative resources, including increased audit and legal fees.
Key Business Metrics
Pipeline
We have identified a potential $458 million of future business opportunities that could significantly accelerate growth through near-term customer implementations. Although Blaize is under no contractual arrangement(s) with respect to such pipeline and there is no assurance of a future contractual arrangement, the pipeline contains target accounts and opportunities that have been identified and verified as potential customers for Blaize products and services. We classify certain key metrics related to our pipeline into the following categories: proof of concept stage, partners and design wins.
Proof of Concept Stage
A proof-of-concept stage (“POC”) represents that a proposal for a proof of concept has either been initiated or is in progress with a potential customer or partner. We utilize POCs to demonstrate the Blaize technology’s significant value proposition along with its tailored use scenarios and satisfaction of customer and/or partner requirements. As of November 11, 2024, a total of 23 POCs have been initiated or are in progress with a potential customer.
Partners
A partner (“Partner”) consists of either an independent software vendor or independent hardware vendor with whom Blaize is working to integrate Blaize products and services into the vendor’s offerings for their customers. Such vendors may include OEMs, original design manufacturers, system integrators or hardware resellers or distributors, among others. As of October 25, 2024, Blaize has a total of 30 Partners.

Design Wins
A design win (“Design Win”) represents that a Partner or a customer has selected Blaize’s products and/or services to be incorporated into a product that it intends to produce or consume, as applicable, and has confirmed that Blaize’s offerings integrate into such product accordingly. As of November 11, 2024, a total of 11 Design Wins have been confirmed with a Partner or customer.
Key Financial Definitions/Components of Results
Revenue
We currently derive revenue through a combination of:
•
Engineering services revenue, this involves providing customized design services to our customers, tailored to their specific requirements

•
Hardware revenue — this encompasses the sale of our semiconductor products through various supply agreements.

Costs and Expenses
We classify our costs and expenses into the following categories: Cost of revenue (exclusive of depreciation and amortization), Research and development expenses, Selling, general and administrative expenses, Depreciation and amortization expenses, Loss on purchase commitments and Transaction costs.
Cost of Revenue (exclusive of depreciation and amortization)
Cost of revenue (exclusive of depreciation and amortization) is primarily comprised of the cost of semiconductors purchased from subcontractors, including wafer fabrication, assembly, testing and packaging, board and device costs as well as indirect costs such as inventory carrying costs and inventory valuation reserves. In addition, cost of revenue (exclusive of depreciation and amortization) also includes direct labor costs associated with the servicing of our engineering services revenue contracts.
Research and development expense
Research and development expense primarily consists of personnel costs for our research and development activities. Research and development expense also includes costs associated with the design and development of our application-specific integrated circuit and intellectual property (IP) solutions, such as third-party foundry costs, third party computer-aided tools and software licenses, third party IP licenses, reference design development, and allocated costs, such as facilities and information technology costs.
Selling, general and administrative expense
Selling, general and administrative expense primarily consists of personnel-related expenses for our finance, human resources, information technology, and legal organizations. These expenses also include non- personnel costs, such as legal, audit, accounting services, advertising expenses, other professional fees as well as certain tax, corporate software licenses, and insurance-related expenses.
Depreciation and amortization expense
Depreciation and amortization expense consists of depreciation and amortization on long-lived assets such as computer equipment, capitalized software licenses, furniture and fixtures, leasehold improvements, office equipment and vehicles.
Loss on purchase commitments
Loss on purchase commitments consists of contractual obligations to procure inventory from our third-party contract manufacturer and other suppliers that are in excess of expected demand and where the value of these purchase commitments may not be recoverable.

Transaction costs
Transaction costs primarily consist of legal fees, consultant fees and other direct costs incurred to explore prior potential merger transactions.
Results of Operations
The following tables set forth the results of our operations for the periods presented, as well as the changes between periods. The period-to-period comparison of financial results is not necessarily indicative of future results.
Nine months ended September 30, 2024 compared to the nine months ended September 30, 2023
The following table sets forth Blaize’s condensed consolidated statements of operations data for the nine months ended September 30, 2024 and 2023, respectively.
	Nine Months Ended September 30,		Dollar Change	Percentage Change
	2024	2023
Revenue:
Engineering services revenue – related party	$1,525	$3,426	$(1,901)	-55%
Hardware revenue	28	16	12	75%
Total revenue	1,553	3,442	(1,889)	-55%
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization)	1,039	1,490	(451)	-30%
Research and development	15,765	14,168	1,597	11%
Selling, general and administrative	14,538	11,108	3,430	31%
Depreciation and amortization	688	1,706	(1,018)	-60%
Loss on purchase commitments	—	349	(349)	-100%
Transaction costs	163	24	139	579%
Total costs and expenses	32,193	28,845	3,348	12%
Loss from operations	(30,640)	(25,403)	(5,237)	21%
Other income (expense), net:
Pay-to-Play financing charge	—	(30,637)	30,637	-100%
Debt financing charge on convertible notes	(464)	(2,640)	2,176	-82%
Other income, net	1,677	12	1,665	13875%
(Loss) gain on foreign exchange transactions	(62)	10	(72)	-720%
Change in fair value of convertible notes	(25,921)	(3,546)	(22,375)	631%
Change in fair value of warrant liabilities	1,255	(745)	2,000	-268%
Total other expense	(23,515)	(37,546)	14,031	-37%
Loss before income taxes	(54,155)	(62,949)	8,794	-14%
Provision for (benefit from) income taxes	348	(85)	433	-509%
Net loss	$(54,503)	$(62,864)	8,361	-13%
Revenue
Revenue decreased by 55% or $1.9 million from a total of $3.4 million for the nine months ended September 30, 2023 compared to approximately $1.5 million for the nine months ended September 30, 2024. The decrease in revenue was primarily attributable to us reaching the end of our multi-year license and development contract with a strategic investor resulting in a $2.2 million decrease compared to the nine months ended September 30, 2023. Discussions are scheduled to start on a new arrangement to capitalize on the work completed in the initial phase of the prior contract. This reduction was partially offset by $0.3 million associated with a new license and development arrangement entered into with a separate strategic investor during the nine months ended September 30, 2024.
Cost of revenue (excluding depreciation and amortization)
Cost of revenue (excluding depreciation and amortization) for the nine months ended September 30, 2024 reflects a decrease of $0.4 million, or 30%, compared to the nine months ended September 30, 2023. This decrease was primarily driven by a $0.4 million decrease in charges for excess inventory and a $0.3 million decrease in direct labor costs commensurate with the decrease in engineering services revenue, partially offset by a $0.3 million increase in costs for inventory carrying costs with an outside supplier.
Research and development
Research and development expense for the nine months ended September 30, 2024 increased $1.6 million or 11% compared to the nine months ended September 30, 2023. The increase was driven by an increase in personnel costs of $2.7 million, partially offset by a $0.7 million reduction in professional services and a $0.5 million reduction in our technology infrastructure cost base. We expect research and development to increase to support the development of our next generation product portfolio in future periods.
Selling, general and administrative
Selling, general and administrative expense for the nine months ended September 30, 2024 increased approximately $3.4 million or 31% compared to the nine months ended September 30, 2023. This increase was primarily due to a $1.6 million increase in personnel costs and a $1.1 million increase in legal and accounting costs, both incurred in support of public company readiness efforts, a $0.4 million increase in employee related travel, entertainment and recruiting costs, a $0.6 million increase in credit loss expense. These increases were partially offset by a $0.3 million reduction in facility costs.
Depreciation and amortization
Depreciation and amortization expense for the nine months ended September 30, 2024 decreased $1.0 million or 60% compared to the nine months ended September 30, 2023, which is primarily due to a decrease in depreciation costs for computer equipment and server and network equipment that were fully depreciated in the comparative period.
Loss on purchase commitments
We did not record a loss on purchase commitments for the nine months ended September 30, 2024 as compared to $0.3 million for the nine months ended September 30, 2023 as a result of not having any additional purchase commitments requiring a loss on purchase commitment accrual.
Total other expense
Total other expense for the nine months ended September 30, 2024 and 2023 amounted to a net expense of $23.5 million and $37.5 million, respectively, for a decrease of net expense period over period of $14.0 million.
Total other expense for the nine months ended September 30, 2024 was primarily comprised of the total net change in fair value of our convertible notes and warrant liabilities of $24.7 million net a few additional items including other income from investments of $1.7 million. Total other expense for the nine months ended September 30, 2023 was primarily comprised of a Pay-to-Play financing charge of $30.6 million, the total change in fair value of our convertible notes and warrant liabilities of $4.3 million, and debt financing charge on convertible notes of $2.6 million.
The Pay-to-Play financing charge in the nine months ended September 30, 2023 relates to our Pay-to-Play Transaction where participating shareholders obtained the benefit of a Pull-Through Exchange of their Converted Common into shares of the class(es) of Shadow Preferred Stock identical to those previously held. The Pull-Through Exchange resulted in incremental value to the investors in the P2P Notes, measured as the difference in the fair value of the Shadow Preferred Stock shares held after the Pull-Through Exchange to the fair value of the Converted Common Stock held just prior to the Pull-Through Exchange.
Provision for (benefit from) Income taxes
We recognized income tax expense of $0.3 million for the nine months ended September 30, 2024 and an income tax benefit of $0.1 million for the nine months ended September 30, 2023, respectively, representing an effective tax rate of 0.6% and (0.1)%, respectively. There was no significant movement in the statutory and effective tax rate for the nine months ended September 30, 2024 and 2023. The effective income tax rate was primarily driven by remeasurement of our warrant liability as well as our valuation allowance which is driven by the deferred tax assets arising from capitalized research and experimental expenditures and the net operating losses.
Net loss
Net loss was approximately $54.5 million for the nine months ended September 30, 2024 compared to net loss of approximately $62.9 million for the nine months ended September 30, 2023. The decrease of $8.4 million in net loss for the nine months ended September 30, 2024 compared to the nine months ended September 30, 2023 was primarily attributable to the nonrecurring Pay-to-Play financing charge of $30.6 million and the change in debt financing charge of $2.2 million, partially offset by the $5.2 million increase in loss from operations and the $20.4 million change in fair value of convertible notes and warrant liabilities as discussed above.

Year ended December 31, 2023 compared to year ended December 31, 2022
The following table sets forth Blaize’s consolidated statements of operations data for the years ended December 31, 2023 and 2022, respectively.
	Year Ended December 31,		Change Dollar	Change Percentage
(in thousands)	2023	2022
Revenue
Engineering services revenue – related party	$3,840	$2,722	$1,118	41%
Hardware revenue	16	865	(849)	(98)%
Other services revenue – related party	—	254	(254)	(100)%
Total revenue	3,856	3,841	15	0.39%
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization)	3,656	3,035	621	20%
Research and development	18,115	24,302	(6,187)	(25)%
Selling, general and administrative	17,303	15,665	1,638	10%
Depreciation and amortization	2,040	2,751	(711)	(26)%
Loss on purchase commitments	1,165	5,043	(3,878)	(77)%
Transaction costs	105	3,261	(3,156)	(97)%
Total costs and expenses	42,384	54,057	(11,673)	(22)%
Loss from operations	(38,528)	(50,216)	11,688	(23)%
Other income (expense), net:
Pay-to-Play financing charge	(35,832)	(55,853)	20,021	(36)%
Debt financing charge on convertible notes	(3,145)	—	(3,145)	100%
Interest expense from the amortization of discount on convertible notes	—	(1,183)	1,183	(100)%
Other (expense) income, net	(255)	93	(348)	(374)%
Gain on Paycheck Protection Program loan forgiveness	—	1,073	(1,073)	(100)%
Gain (loss) on foreign exchange transactions	50	(145)	195	(134)%
Loss on extinguishment of convertible notes	—	(52)	52	(100)%
Change in fair value of convertible notes	(9,532)	(500)	(9,032)	(1,806)%
Change in fair value of warrant liabilities	(945)	2,687	(3,632)	135%
Total other expense	(49,659)	(53,880)	4,221	(8)%
Loss before income taxes	(88,187)	(104,096)	15,909	(15)%
(Benefit from) Provision for income taxes	(598)	534	(1,132)	(212)%
Net loss	$(87,589)	$(104,630)	(17,041)	(16)%
Revenue
Revenue increased slightly by 0.4% to $3.9 million for the year ended December 31, 2023 compared to approximately $3.8 million for the year ended December 31, 2022. The increase in revenue was primarily attributable to an increase of $1.1 million in engineering services, such as the multi-year license and development contract with a strategic investor in Blaize. The increase in engineering services revenue was largely offset by a $0.8 million decrease in revenue generated from hardware sales. For both the year ended December 31, 2023 and 2022, the majority of our revenue was generated in the United States.
Cost of revenue (exclusive of depreciation and amortization)
Cost of revenue (exclusive of depreciation and amortization) for the year ended December 31, 2023 increased $0.6 million, or 20%, compared to the year ended December 31, 2022. The increase was primarily driven by a $1.4 million increase in inventory carrying costs and a charge for excess inventory, a $0.2 million increase in direct labor costs associated with our license and development arrangements, partially offset by a $1.0 million decrease in direct costs from the sale of hardware products as a result of lower hardware sales volumes during the year ended December 31, 2023 as compared to the year ended December 31, 2022.
Research and development
Research and development expense for the year ended December 31, 2023 decreased $6.2 million or 25% compared to the year ended December 31, 2022. The overall decrease was driven by the successful implementation and execution of a plan to rationalize and refocus our overall company cost base during 2023. This resulted in a $4.0 million reduction in our technology infrastructure cost base combined with a net $2.5 million reduction in our staff costs, offset by an increase in certain outsourced professional services.
We expect research and development to increase to support the development of our next generation product portfolio in future years.
Selling, general and administrative
Selling, general and administrative expense for the year ended December 31, 2023 increased $1.6 million or 10% compared to the year ended December 31, 2022. The increase was primarily due to a $2.2 million increase in legal and accounting costs incurred in support of public company readiness efforts, combined with the recognition of a credit loss provision. The cost rationalization plan as mentioned within the Research and development section also resulted in a $2.2 million saving in relation to staff costs and related expenses.
We also recorded a one-time $1.7 million charge, associated with the modification of a director’s RSU award to accelerate vesting.
Depreciation and amortization
Depreciation and amortization expense for the year ended December 31, 2023 decreased $0.7 million or 26% compared to the year ended December 31, 2022. The decrease was primarily due to a decrease in depreciation costs for computer equipment and server and network equipment that were fully depreciated in the comparative period.
Loss on purchase commitments
Loss on purchase commitments for the year ended December 31, 2023 was $1.2 million compared to $5.0 million for the year ended December 31, 2022. The decrease in loss on purchase commitments for the year ended December 31, 2023 compared to the year ended December 31, 2022 was primarily attributable to a reduction of purchase commitments to our third party contract manufacturer.
Transaction costs
Transaction costs for the year ended December 31, 2023 was $0.1 million compared to $3.3 million for the year ended December 31, 2022. The decrease in transaction costs for the year ended December 31, 2023 compared to the year ended December 31, 2022 was primarily attributable to legal and external consultant fees incurred during the year ended December 31, 2022 to explore other potential merger transactions prior to entering into the merger transaction with BurTech as discussed above.
Total other expense
Total other expense for the years ended December 31, 2023 and 2022 amounted to a net expense of $49.7 million and $53.9 million, respectively, for a decrease of net expense year over year of $4.2 million. Total other expense for the year ended December 31, 2023 was primarily comprised of the Pay-to-Play financing charge of $35.8 million and the debt financing charge on the convertible notes issued under the 2023 NPA of $3.1 million as well as the total change in fair value of the convertible notes and warrant liabilities of $10.5 million. Total other expense net for the year ended December 31, 2022 was primarily comprised of the Pay-to-Play financing charge of $55.9 million and the $1.2 million interest expense from the amortization discount on convertible notes converted in the year ended December 31, 2022 but issued in the previous year, offset by the change in fair value of the convertible notes and warrant liabilities of $3.2 million and the $1.1 million gain on the Paycheck Protection Program loan forgiveness.
The Pay-to-Play financing charge in each year relates to the Pay-to-Play Transaction commenced in December 2022, where participating shareholders obtained the benefit of the Pull-Through Exchange of their Converted Common Stock into shares of the class(es) of Shadow Preferred Stock identical to those previously held. Investors who did not participate, retained ownership only in Converted Common Stock. The Pull-Through Exchange resulted in incremental value to the investors in the P2P Notes, measured as the difference in the fair value of the Shadow Preferred Stock shares held after the Pull-Through Exchange to the fair value of the Converted Common Stock held just prior to the Pull-Through Exchange. The Debt financing charge on the convertible notes issued under the 2023 NPA relates to the fair value of the RSUs issued to the initial and sole lender in July 2023.
Income tax expense
The benefit from the provision for income taxes amounted to approximately $0.6 million for the year ended December 31, 2023 and our effective tax rate was approximately 0.68%. Income tax benefit for the year ended December 31, 2023 was primarily attributable to foreign taxes payable on net income generated outside the United States. Our effective tax rate differed from the federal statutory rate of 21.0% due to the impact of the tax treatment of the Pay-to-Play equity financing charge and the valuation allowance which is driven by the deferred tax assets arising from capitalized research and experimental expenditures and the net operating losses.
Income tax expense amounted to approximately $0.5 million for the year ended December 31, 2022 and our effective tax rate was approximately (0.51%). Income tax expense for the year ended December 31, 2022 was primarily attributable to foreign taxes payable on net income generated outside the United States. Our effective tax rate differed from the federal statutory rate of 21.0% due to the impact of the tax treatment of the Pay-to-Play equity financing charge and the valuation allowance which is driven by the deferred tax assets arising from capitalized research and experimental expenditures and the net operating losses.
Net loss
Net loss was approximately $87.6 million for the year ended December 31, 2023 compared to net loss of approximately $104.6 million for the year ended December 31, 2022. The decrease in net loss for the year ended December 31, 2023 compared to the year ended December 31, 2022 was primarily attributable to the decrease in the Pay-to-Play financing charge and decrease in total costs and expenses discussed in the sections above.
Liquidity and Capital Resources
Blaize’s condensed consolidated financial statements have been prepared on a going concern basis, which assumes that we will be able to meet our obligations and continue our operations for the foreseeable future. Our condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should we be unable to continue as a going concern.
Since inception of Blaize and through September 30, 2024, we have funded our operations primarily with cash flows from contributions from founders or other investors and other financing activities. We have incurred recurring losses and negative cash flows since its inception, including a net loss of $54.5 million and $62.9 million for the nine months ended September 30, 2024 and 2023, respectively. As of September 30, 2024, we had cash and cash equivalents of approximately $68.6 million, a net working capital surplus of $45.3 million, and an accumulated deficit of $422.6 million.
Our ability to continue to meet our obligations, to achieve our business objectives and continue as a going concern is dependent upon several factors, including our revenue growth rate, the timing and extent of spending to support further sales and marketing and research and development efforts. To finance these opportunities, we will need to raise additional financing. While there can be no assurances, we intend to raise such capital through issuances of additional equity raises, as well as through a possible SPAC transaction such as the Merger. If additional financing is required from outside sources, we may not be able to raise such financing on terms acceptable to us or at all. If we are unable to raise additional capital when desired, our business, results of operations and financial condition would be materially and adversely affected.
While we are currently taking actions to both source and preserve cash through a combination of the issuance of convertible notes and a possible capital market transaction, we cannot be assured that we will be able to enter into any such contracts. As a result of the above, in connection with our assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Update (“ASU”) 2014-15, Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern, we have determined that our liquidity condition raises substantial doubt about our ability to continue as a going concern through a year from the date that our unaudited condensed consolidated financial statements were available to be issued.
Debt Financings
We were a party to the following debt financing agreements during the nine months ended September 30, 2024 and 2023 and during the years ended December 31, 2023 and 2022:
Convertible Notes Under the July 2023 Note Purchase Agreement (as amended and restated, the “2023-2024 Convertible Notes”)
In July 2023, we entered into a Note Purchase Agreement, as amended on August 1, 2023 and as amended and restated on April 22, 2024 (the “2023 NPA”). During the nine months ended September 30, 2024, we issued approximately a total of $110.7 million in convertible notes under the 2023 NPA, of which $11.5 million in convertible notes under the 2023 NPA to the Sponsor. During the year ended December 31, 2023, we issued approximately $12.3 million in convertible notes under the 2023 NPA, of which $5 million was issued to the Sponsor and another $5 million was issued to a related party investor. The 2023-2024 Convertible Notes are secured by all our assets and accrue interest at 10%. Following the April 2024 amendment and restatement, principal and accrued interest on the 2023-2024 Convertible Notes mature on December 31, 2025.
The 2023-2024 Convertible Notes provides that the notes may be converted as follows:
•
Automatically upon a “Next Equity Financing” assuming a Corporate Transaction (as defined therein), Maturity Conversion (as defined therein), SPAC Conversion (as defined therein) or repayment has not occurred wherein the Next Equity Financing, defined as the next sale of Company equity securities or other securities issued in connection with Senior Indebtedness, following the date of the 2023-2024 Convertible Notes for the purpose of raising capital.

•
For Lenders who purchased a 2023-2024 Convertible Note on or before July 3, 2023, the issuance of shares pursuant to the conversion of each note shall be subject to the same terms and conditions applicable to the equity securities sold in the Next Equity Financing, except that (A) the per share liquidation preference shall be 1.5 times the conversion price, (B) the initial conversion price for purposes of price-based anti-dilution protection will equal the conversion price, (C) the basis for any dividend rights will be based on the conversion price, and (D) such shares will rank senior to the other equity securities existing at the time of the applicable conversion with respect to liquidation preference.

•
For any Lender who purchased a 2023-2024 Convertible Note after July 3, 2023, the issuance of shares pursuant to the conversion of each note shall be subject to the same terms as described in the preceding paragraph except that the per share liquidation preference will equal the conversion price.

•
The conversion price for all Lenders, regardless of purchase date, for this Next Equity Financing is defined as the lesser of 80% of the per share issue price of the equity securities sold in this financing event or a calculated per share value based on a defined valuation cap and fully- diluted capital.

•
If the Next Equity Financing conversion, Corporate Transaction conversion, SPAC conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred on or before the maturity date, the principal and unpaid accrued interest of each 2023-2024 Convertible Note shall, at the written election of the Requisite Noteholders (which must include certain noteholder), pursuant to mutually agreed-upon terms, be automatically converted (the “Maturity Conversion”) into a class of equity shares subject to mutual agreement between the Lenders and the Company, provided that the conversion price shall not be based on a valuation in excess of the defined valuation cap.
•
If the Next Equity Financing conversion, Corporate Transaction conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred prior to a SPAC transaction, the principal and unpaid accrued interest of each 2023-2024 Convertible Note, with the exception of notes issued to a Final Closing Lender shall automatically convert (the “SPAC Conversion”) into a number of common shares equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on each 2023-2024 Convertible Note by the applicable conversion price.

•
For any Lender who purchased a 2023-2024 Convertible Note before April 22, 2024, the conversion price in this SPAC Conversion is the lesser of 80% of $11.50 per share or a calculated per share value based on a defined valuation cap and fully-diluted capital immediately prior to the SPAC transaction.

•
For any Lender who purchased a 2023-2024 Convertible Note on or after April 22, 2024, the conversion price in this SPAC Conversion is a price per share that would entitle such lender to receive a number of shares of BurTech Class A common stock equal to the outstanding principal and unpaid accrued interest on such 2023-2024 Convertible Note divided by five.

•
In the event of a Corporate Transaction (any “Liquidation Event” as defined in Blaize’s existing certificate of incorporation), the 2023-2024 Convertible Notes shall be repaid as follows at the closing of the Corporate Transaction:

•
For any Lender who purchased a 2023-2024 Convertible Note on or before July 3, 2023, in respect of a Corporate Transaction that occurs on or before July 3, 2024, an amount equal to the then accrued but unpaid interest plus three (3) times the then outstanding principal.

•
For any Lender who purchased a 2023-2024 Convertible Note on or before July 3, 2023, in respect of a Corporate Transaction that occurs following July 3, 2024, an amount equal to the then accrued but unpaid interest plus five (5) times the then outstanding principal.

•
For any Lender who purchased a note after July 3, 2023, in respect of any such Corporate Transaction, an amount equal to the then accrued but unpaid interest plus one and a half (1.5) times the then outstanding principal.

Investors in the 2023-2024 Convertible Notes received warrants (“2023-2024 Convertible Note Warrants”) exercisable upon the earliest to occur of a Next Equity Financing Conversion, Maturity Conversion, SPAC Conversion or Corporate Transaction, as defined, and expire five years from issuance. The number of warrant shares issuable upon exercise is equal to the quotient obtained by dividing (i) 25% or 10% (the higher percentage which applies only to investors who purchased a convertible note on or before July 3, 2023) of the original principal amount of the corresponding note by (ii) (y) with respect to a Next Equity Financing Conversion, Maturity Conversion, or a SPAC Conversion, the Exercise Price (as defined herein) or (z) with respect to a Corporate Transaction, a per share price equal to the value of the consideration payable to the holder of each share of common stock of the Company. The Exercise price is defined as follows:
•
With respect to a Next Equity Financing Conversion, the per share issue price by new money investors for the equity securities;

•
With respect to a Maturity Conversion, a per share price mutually agreed upon by the Company and the Requisite Noteholders;

•
With respect to a SPAC Conversion, $11.50 per share and

•
With respect to a Corporate Transaction, the Corporate Transaction Exercise Price, as defined

Additionally, the expiration date of the warrants was amended in April 2022 from 10 years to 5 years from the original date of issuance.

Demand Notes
During the year ended December 31, 2023, we issued approximately $5.1 million of demand notes, of which approximately $0.3 million in principal with related accrued interest was repaid. The remaining $4.8 million of demand notes principal and related accrued interest was repaid in April 2024.
Pay-to-Play Notes
In December 2022, in connection with the P2P Transaction, we entered into a P2P NPA with a group of Lenders. Total proceeds from the issuance of convertible promissory notes under the P2P NPA received in November and December of 2022 approximated $2.9 million. In January and February of 2023, we received an additional $9.3 million in convertible promissory note proceeds. Pursuant to the P2P NPA, each Lender will pay Consideration in return for one or more promissory notes. The P2P Notes have a 24-month term from the date of the P2P NPA or December 9, 2024.
The P2P NPA provides that the P2P Notes may be converted as follows:
•
Automatically upon a “Next Equity Financing” assuming a Corporate Transaction (as defined), Maturity Conversion (as defined) or repayment has not occurred wherein the Next Equity Financing is defined as the next sale of Company equity securities, including warrants, other than Series D-2 Preferred stock or warrants to purchase Series D-2 preferred stock, following the date of the P2P NPA for the purpose of raising capital with gross proceeds of at least $5 million excluding the P2P Notes.

•
If the Next Equity Financing conversion, Corporate Transaction conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred on or before the maturity date (December 9, 2024), the principal and unpaid accrued interest of each P2P Note shall, at the written election of the Requisite Noteholders (holders of a majority interest in the aggregate outstanding principal amount of the P2P Notes) and we, pursuant to mutually agreed-upon terms, be automatically converted (the “Maturity Conversion”) into a class of equity shares subject to mutual agreement between the Lenders and Blaize.

•
In the event of a Corporate Transaction (any “Liquidation Event” as defined in Blaize’s existing certificate of incorporation), the P2P Notes shall either be repaid or, at the option of the Requisite Noteholders, converted. If conversion is elected upon a Corporate Transaction, the P2P NPA provides that all outstanding principal and unpaid accrued interest due on the P2P Notes shall be converted into common stock.

If upon a Corporate Transaction, repayment is elected by the Requisite Noteholders, the outstanding amount of the P2P Note balance will be repaid based on (i) whether or not the Lender provided consideration less than, equal to or greater than their Pro Rata Portion (calculated as the percentage ownership in Preferred Stock held by the lender) of $20 million (the “Insider Amount”) by (2) the date of Contribution being either prior to November 30, 2022 (the “Initial Commitment Date”) or February 24, 2023 (“Final Closing date”).
New Lenders will receive payment equal to the then accrued and unpaid interest plus one and a half times (1.5X) the then outstanding principal, plus two times (2X) the outstanding principal (with respect only to the outstanding principal in excess of $1 million but less than $5 million), as applicable, plus three times (3X) the outstanding principal with respect only to the outstanding principal in excess of $5 million on the P2P Note.
Under the terms of the P2P NPA, any existing investor that purchased any P2P Note, received the right to exchange the common stock held following the November 30, 2022 conversion event (the “Converted Common Stock”) for a number of shares of shadow preferred stock mirroring the respective classes of preferred stock held prior to the conversion (the “Pull-Through Exchange”), however, due to their recent capital investments in the Company in the fourth quarter of 2022 that were critical to funding the ongoing business and operations of the Company, all Senior Series D shareholders received an automatic pull- through of their Converted Common Stock into their respective Senior Series D Shadow preferred stock regardless of whether they invested in a P2P Note. The exchange was calculated using a defined “Exchange

Formula” based on the existing investor’s amount of investment in the P2P Note in relation to the designated pro-rata share portion of the Insider Amount. To the extent that an eligible existing investor purchased a P2P Notes representing less than its pro rata portion of the Insider Amount, such investors Converted Common Stock remain as Converted Common Stock for that portion equal to the shortfall in its pro-rata contribution. Additionally, certain investors in the P2P Notes also are entitled to receive warrants (the “P2P Warrants”) whose total exercise price is determined based on the timing of investment as well as the level of investor participation vis-à-vis each investor’s designated pro- rata portion.
Series D-2 Notes
In February through August 2022, we raised $30.8 million in proceeds from the issuance of the Series D-2 Notes. The Series D-2 Notes were unsecured and carried terms of interest at ten (10) percent with maturities in August 2023. The Series D-2 Notes had a number of potential settlement provisions, including automatic conversion of principal and accrued interest into the new series in the event of a Private Investment in Public Entity (PIPE) transaction, and optional conversion into Series D at $10.4425 per share upon a corporate event. The noteholders could also elect redemption at accrued interest plus three times the principal upon a corporate event. As to one Series D-2 note for $10.0 million, any unpaid principal and interest would automatically convert into shares of Series D preferred stock at $10.4425 per share. For the remaining $20.8 million in Series D-2 Notes, upon either the Next Equity Financing or at maturity, the principal and accrued interest would automatically convert into the series and at a price to be mutually agreed between we and the noteholders.
On September 19, 2022, the aggregate outstanding principal and accrued interest of the Series D-2 Notes, totaling $31.9 million, was converted into 6,435,447 shares of Preferred Series D-2 at $4.9717 per share. The investors also received warrants to purchase up to a total of 756,172 shares of Series D-2 preferred stock at $4.9717 per share, expiring in September 2025. The warrants were valued at $2.1618 per share, resulting in $1.6 million allocated to Warrant Liabilities; refer to the audited consolidated financial statements as of and for the years ended December 31, 2023 and 2022 included elsewhere in this proxy statement/ prospectus for more information.
Equity Financings
We were a party to the following equity financing agreements during the years ended December 31, 2023 and 2022:
Series D, D-1 and D-2 redeemable convertible preferred stock
In September 2022, with the conversion of $32.0 million in existing Series D-2 Notes and incremental cash proceeds of $5.6 million, we issued a total of 7,561,820 Series D-2 redeemable convertible preferred stock. The total carrying value recognized from conversion and new proceeds, approximated $32.0 million and $5.6 million, prior to issuance costs, respectively. The original issue price and conversion price of Series D-2 redeemable convertible preferred stock was $4.9717 per share. The Series D-2 convertible preferred shares were issued with detachable Series D-2 Preferred Stock warrants expiring September 2025. The Series D-2 Preferred Stock warrants were valued at $1.6 million in total value allocated to the preferred stock warrant liability.
In connection with the issuance of Series D-2 redeemable convertible preferred stock, we amended our authorized capital stock to increase the total shares to 246,530,097, allocating 149,880,000 for common stock and 96,650,097 to preferred stock. The authorized shares of Seed Preferred, Series A, Series B, Series C and Series D-1 remained unchanged. Series D authorized shares decreased to 4,707,494 and 27,042,965 shares were designated as Series D-2 preferred stock. Additionally, two new series of redeemable convertible preferred stock were created; Series D Exchange Preferred Stock (“Series D Exchange shares”) and Series D-1 Exchange Preferred Stock (Series D-1 Exchange Shares). These two new series, when combined with the new Series D-2 stock became the new senior preferred group of preferred stock (“Senior Series D”).
Under the terms of the Series D-2 Stock Purchase Agreement, each investor that was a holder of our Series D Preferred Stock and/or Series D-1 Preferred Stock immediately prior to the Series D-2 issuance who purchased Series D-2 shares with new cash on or before the subsequent closing date, in an investment amount equal to or greater than its Exchange Pro Rata Share, as defined, was entitled to exchange such number of shares of Series D preferred stock and/or Series D-1 Preferred Stock held by such investors for an equivalent number of Series D Exchange Preferred Stock and/or Serie D-1 Exchange preferred stock based on the defined formula of total new cash investment divided by the original issuance price of the Series D Preferred Stock and/or Series D-1 Preferred stock. Shares of Series D and D-1 that are exchanged for shares of Series D Exchange and/or Series D-1 Exchange shares were cancelled and no longer available for issuance. As a result of the new proceeds received, we exchanged 239,405 Series D Shares for Series D Exchange shares. We accounted for the exchange as an extinguishment of preferred stock, reducing the carrying value of the exchanged Series D stock totaling $2.5 million, recording the fair value of the new Series D Exchange shares equaling $0.9 million, with the difference of $1.6 million recognized as a credit to accumulated deficit.
On November 30, 2022, we converted all outstanding shares of preferred stock into common stock and shortly thereafter effected a one-for-ten reverse stock split. No fractional shares of common stock were issued as a result of the reverse split. In lieu of any fractional shares to which a holder was otherwise entitled, the number of shares issued were rounded to the nearest whole share. The reverse stock split did not result in any change to the conversion rate of any series of preferred stock.
Shadow Preferred stock
In conjunction with our P2P Transaction, on December 12, 2022, we executed an Amended and Restated Certificate of Incorporation which introduced “Shadow Preferred” classes of stock. A Shadow Preferred class of stock was created for each series of preferred stock outstanding prior to the Conversion Event. Those shareholders who participated in our P2P Transaction obtained the benefit of the Pull-Through Exchange of the common shares into which their prior preferred stock was converted into at the time of the conversion and reverse stock-split event (the “Converted Common Stock”) into shares of the class(es) of Shadow Preferred Stock identical to those previously held. Investors who did not participate, retained ownership only in Converted Common Stock. For the year ended December 31, 2022, the Pull-Through Exchange resulted in incremental value to the investors in the 2022 P2P Notes of $55.9 million, measured as the difference in the fair value of the Shadow Preferred Stock shares held after the Pull-Through Exchange to the fair value of the Converted Common Stock held just prior to the Pull-Through Exchange, which has been accounted for as a Pay-to-Play financing charge in the consolidated statements of operations.
In January and February 2023, we raised $9.4 million in additional P2P Notes. Those shareholders who participated in providing additional funding in 2023 obtained the benefit of the Pull-Through Exchange of their Converted Common Stock into shares of the class(es) of Shadow Preferred Stock identical to those previously held. Investors who did not participate, retained ownership only in Converted Common Stock. For the year ended December 31, 2023, the Pull-Through Exchange resulted in incremental value to the investors in the P2P Notes of $30.6 million, measured as the difference in the fair value of the Shadow Preferred Stock shares held after the Pull-Through Exchange to the fair value of the Converted Common Stock held just prior to the Pull-Through Exchange, which has been accounted for as a Pay-to-Play financing charge in the consolidated statements of operations.
The P2P NPA provided Blaize a right, subject to the approval of our Board of Directors (the “Board”), to conduct a common rights offering (the “Offering”) with holders of Blaize Common Stock that held shares of Blaize Common Stock as of immediately prior to the reverse stock split consummated in connection with the P2P Transaction (the “Eligible Common Stockholders”) to raise additional funds. In November 2023, we entered into the P2P NPA with participating Eligible Common Stockholders, whereby, each participating Eligible Common Stockholder received a P2P Note, subject to the same terms as existing P2P Notes with the exception that the P2P Notes issued to these common stockholders did not include the right to receive P2P Warrants. Proceeds received under the Offering totaled $0.1 million. In addition to the P2P Note, we entered into an Exchange Agreement with each participating Eligible Common Stockholder, pursuant to which each participating Eligible Common Stockholder had the right to restore all or a portion of their pre- P2P Transaction holdings by exchanging a certain number of shares of Blaize Common Stock held immediately following the reverse split, to the extent then-held, for ten (10) shares of Blaize Common Stock (the “Common Stock Restoration”). To the extent that an Eligible Common Stockholder purchased P2P Notes in the Offering representing at least its full Pro Rata Amount (as defined below), such Eligible Common

Stockholder was eligible to exchange each share of Blaize Common Stock held immediately following the reverse split, to the extent then-held, for ten (10) shares Blaize Common Stock, such that such Eligible Common Stockholder would then hold such number of shares of Blaize Common Stock held as of immediately prior to the reverse stock split. If an Eligible Common Stockholder purchased P2P Notes in the Offering representing less than its Pro Rata Amount, such percentage representing the shortfall of the Pro Rata Amount was not eligible for the Common Stock Restoration. “Pro Rata Amount” means the product of $150,000 and the quotient obtained by dividing (i) the total number of shares of Blaize Common Stock held by an Eligible Common Stockholder by (ii) the total number of shares of Blaize Common Stock outstanding and held by the Eligible Common Stockholder as of November 16, 2023. For the year ended December 31, 2023, this Common Stock Restoration resulted in incremental value to the participating Eligible Common Stockholders of $5.2 million, measured as the fair value of the incremental shares of Blaize Common Stock received or restored following the Offering. This incremental value has been accounted for as a Pay-to-Play financing charge in the consolidated statements of operations.
Contractual Obligations and Commitments
As of September 30, 2024 and December 31, 2023, we had outstanding purchase orders and contractual obligations totaling $0.3 million and $4.4 million, respectively, to procure inventory. The majority of our outstanding inventory purchase orders and preauthorized commitments to procure strategic components based on our expected demand are placed with our primary third-party contract manufacturer and a semiconductor supplier. We have an obligation to purchase inventories that have been purchased by the contract manufacturer when components have not been consumed within a period defined in the terms of our agreement. While we expect such purchased components to be used in future production of our finished goods, these components are considered in our reserve estimate for excess and obsolete inventory. Furthermore, we accrue for losses on commitments for the future purchase on non-cancelable and non- returnable components from this contract manufacturer at the time that circumstances, such as changes in demand, indicated that the value of the components many not be recoverable, the loss is probable and management has the ability to reasonably estimate the amount of the loss. As of September 30, 2024, the liability balance of our accrued loss on accrued purchase commitments equaled $1.4 million. As of December 31, 2023 and 2022, the liability balance of our accrued losses on accrued purchase commitments equaled $3.6 million and $5.4 million, respectively. The accrued losses on accrued purchase commitments as of September 30, 2024 and December 31, 2023 are included in the purchase orders and contractual obligations amount.
Cash flows for the nine months ended September 30, 2024 and 2023
The following table summarizes our cash flows from operating, investing and financing activities for the nine months ended September 30, 2024 and 2023:
	For the nine months ended September 30,
(in thousands)	2024	2023
	(unaudited)	(unaudited)
Net cash used in operating activities	$(35,788)	$(21,616)
Net cash used in investing activities	$(1,165)	$(75)
Net cash provided by financing activities	$102,380	$17,683
Cash flows used in operating activities
Net cash used in operating activities was $35.8 million during the nine months ended September 30, 2024 and $21.6 million for the comparable period in 2023. For the nine months ended September 30, 2024, cash used in operating activities resulted from a net loss of $54.5 million, partially offset by $27.8 million in noncash items, the largest of which related to the $24.7 million change in the fair value of our convertible notes and warrant liabilities. For the nine months ended September 30, 2023, cash used in operating activities resulted from a net loss of $62.9 million, partially offset by $40.6 million in noncash items primarily driven by the Pay-to-Play financing charge of $30.6 million and the $4.3 million change in the fair value of our convertible notes and warrant liabilities.
Cash flows used in investing activities
For the nine months ended September 30, 2024 and 2023, we used $1.2 million and $0.1 million, respectively, to purchase property and equipment. The increase of $1.1 million during the nine months ended September 30, 2024 was due to the license of software of $0.9 million, $0.2 million of leasehold improvements and $0.1 million for computers and other equipment.
Cash flows provided by financing activities
For the nine months ended September 30, 2024, net cash provided by financing activities was $102.4 million, which consisted of $110.7 million of proceeds from the issuance of secured convertible notes under the 2023 NPA, partially offset by the $4.7 million repayment of the short-term demand notes and $3.7 million payment of deferred offering costs. This compares to net cash provided by financing activities for the nine months ended September 30, 2023 of $17.7 million which was comprised of $9.3 million of the proceeds from the issuance of Pay-to-Play convertible notes and $8.4 million of proceeds from the issuance of secured convertible notes under the 2023 NPA.
Cash flows for the years ended December 31, 2023 and 2022
The following table summarizes our cash flows from operating, investing and financing activities for the years ended December 31, 2023 and 2022:
	For the years ended December 31,
(in thousands)	2023	2022
Net cash used in operating activities	$(27,955)	$(40,222)
Net cash used in investing activities	$(220)	$(493)
Net cash provided by financing activities	$26,475	$39,085
Cash flows used in operating activities
Net cash used in operating activities was $28.0 million during the year ended December 31, 2023 compared to $40.2 million for the year ended December 31, 2022. For the year ended December 31, 2023, cash used in operating activities resulted from a net loss of $87.6 million, offset by noncash items, the largest of which was the Pay-to-Play financing charge of $35.8 million and by a net cash inflow of $3.4 million from changes in our net operating assets and liabilities. For the year ended December 31, 2022, cash used in operating activities resulted from a net loss of $104.6 million, offset by noncash items, the largest of which was the Pay-to-Play financing charge of $55.9 million and by a net cash inflow of $1.9 million from changes in our net operating assets and liabilities.
Cash flows used in investing activities
For the years ended December 31, 2023 and 2022, we used $ 0.2 million and $0.5 million of cash to purchase property and equipment, respectively.
Cash flows provided by financing activities
For the year ended December 31, 2023, net cash provided by financing activities was $26.5 million, which primarily consisted of $12.3 million in proceeds from the issuance of secured convertible notes under the 2023 NPA, $9.4 million in the issuance of Pay-to-Play convertible notes and $4.9 million raised via the issuance of demand notes. This compares to net cash provided by financing activities for the year ended December 31, 2022 of $39.1 million, which consisted of the proceeds from Series D-2 convertible notes issuance of $30.8 million, net of related issuance costs, $5.3 million raised upon the issuance of Series D-2 preferred stock and $3.0 million raised in the issuance of Pay-to-Play convertible notes.

Off balance sheet arrangements
As of the date of this proxy statement/prospectus, we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term “off-balance sheet arrangement” generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with Blaize is a party, under which it has any obligation arising under a guarantee contract, derivative instrument or variable interest or a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.
Currently we do not engage in off-balance sheet financing arrangements.
Emerging Growth Company Status
Blaize is expected to be an emerging growth company (“EGC”) as defined in the JOBS Act. The JOBS Act permits companies with EGC status to take advantage of an extended transition period to comply with new or revised accounting standards, delaying the adoption of these accounting standards until they apply to private companies. We have elected to use this extended transition period to enable it to comply with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date it (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opts out of the extended transition period provided in the JOBS Act. As a result, our consolidated financial statements may not be comparable to companies that comply with the new or revised accounting standards as of public company effective dates.
In addition, we intend to rely on the other exemptions and reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an EGC, we intend to rely on such exemptions, it is not required to, among other things: (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act; (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act; (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the consolidated financial statements (auditor discussion and analysis); and (iv) disclose certain executive compensation-related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive Officer’s compensation to median employee compensation.
Blaize will remain an EGC under the JOBS Act until the earliest of (i) the last day of its first fiscal year following the fifth anniversary of the closing of BurTech’s initial public offering, (ii) the last date of our fiscal year in which it has total annual gross revenue of at least $1.07 billion, (iii) the date on which it is deemed to be a “large accelerated filer” under the rules of the SEC with at least $700.0 million of outstanding securities held by non-affiliates or (iv) the date on which it have issued more than $1.0 billion in non- convertible debt securities during the previous three-years.
Quantitative and Qualitative Disclosures About Market Risk
Our operations expose us to a variety of market risks. We monitor and manage these financial exposures as an integral part of our overall risk management program.
Foreign Currency Exchange Rate Risk
We are exposed to foreign currency exchange rate risk by virtue of our international operations. This risk arises because we use different currencies to recognize revenue and pay operating expenses. We derived less than 1% and 29.0% of our revenue for the years ended December 31, 2023 and 2022 respectively, from operations outside of the United States. We derived 21.8% and less than 1% of our revenue for the nine months ended September 30, 2024 and 2023, respectively, from operations outside of the United States. Our strategy for managing foreign currency risk relies on efforts to negotiate customer contracts to receive payment in the same currency used to pay expenses or, in some cases, we have historically entered into foreign currency exchange rate fluctuation provisions in our contracts with our customers. The exchange rate fluctuation provisions may result in increases or decreases in revenue or operating income in periods of significant exchange rate volatility when such exchange rates increase over a stated exchange rate or dollar threshold in the contract with a customer.
Our reporting and functional currency is the United Stated dollar (“U.S. dollar”). We are primarily exposed to movements in foreign currencies, predominately in the Indian rupee, British pound, and the Philippine peso, which are the local currencies of our foreign subsidiaries whose functional currency is also the US dollar. We are also exposed to movements in the Japanese Yen.
Changes in exchange rates between the applicable foreign currency and the U.S. dollar will affect the remeasurement of our foreign subsidiaries’ financial results into U.S. dollars for purposes of reporting our consolidated financial results. For the nine months ended September 30, 2024 and the year ended December 31, 2023 and 2022, the gain and loss, respectively, on foreign exchange transactions was not material.
Credit Risk
Our cash accounts in financial institutions may at times exceed the Federal Depository Insurance coverage of $250,000.
We are exposed to credit risk in the event of nonpayment by customers up to the amounts recorded on the consolidated balance sheets. We manage our accounts receivable credit risk through ongoing credit evaluation of its customers’ financial conditions. We establish an allowance for credit losses as the estimate of the amount of probable credit losses in the Company’s existing accounts receivable. We determine that allowance based upon a review of each receivable and all known factors that could affect collectability. These factors include but are not limited to a customer’s past payment performance, customer financial condition, general economic or industry conditions and disputes regarding the invoiced amount or regarding the product or service rendered. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The allowance for credit losses was $0.4 million and zero as of December 31, 2023 and 2022, respectively.
As of September 30, 2024, one related party customer accounted for approximately 97% of our total accounts receivable. As of December 31, 2023, one customer accounted for approximately 98% of our total accounts receivable. As of December 31, 2022, two customers accounted for approximately 58% and 41% of our total accounts receivable.
Historically, a relatively small number of customers have accounted for a significant portion of our revenue. For the nine months ended September 30, 2024, two customers, both related parties, accounted for approximately 77% and 21% of our revenue. For the year ended December 31, 2023, one customer, a related party, accounted for nearly 100% of our revenue. For the year ended December 31, 2022, two customers accounted for approximately 71% and 20% of our revenue, one of which is a related party.
Critical Accounting Policies and Estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“US GAAP”) requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reported periods. The more critical accounting estimates include estimates related to revenue, the valuation of accounts receivable, research and development costs, the net realizable value of inventories, impairment of long-lived assets, the fair value of convertible notes and related financing charges, the fair value of warrant liabilities, the valuation of stock-based compensation awards and the accounting for income taxes. These estimates and assumptions are based on historical experience and on various other factors which we believe to be reasonable under the circumstances. We engage, as needed, third-party valuation specialists to assist with estimates related to the valuation of our convertible notes and related financing charges, the valuation of warrant liabilities and the valuation assumptions underlying our stock-based compensation.

Revenue Recognition
We derive revenue from product sales, software license and development arrangements, joint marketing arrangements and cloud services. We recognize revenue under ASC Topic 606, Revenue from Contracts with Customers (ASC 606), in which it determines revenue recognition through the following steps:
Step 1:   Identify the contract with the customer.
We consider the terms and conditions of the engagement in identifying the contracts. We determine a contract with a customer to exist when the contract is approved, each party’s rights regarding the services to be transferred can be identified, the payment terms for the services can be identified, it has been determined the customer has the ability and intent to pay, and the contract has commercial substance. At contract inception, we will evaluate whether two or more contracts should be combined and accounted for as a single contract and whether the combined or single contract includes more than one performance obligation. We apply judgment in determining the customer’s ability and intent to pay, which is based on a variety of factors, including the customer’s historical payment experience or, in the case of a new customer, credit, and financial information pertaining to the customer.
Step 2:   Identify the performance obligations in the contract.
Performance obligations promised in a contract are identified based on the services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the service either on its own or together with other resources that are readily available from third parties or from we and are distinct in the context of the contract.
Step 3:   Determine the transaction price.
The transaction price is determined based on the consideration to which we expect to be entitled in exchange for transferring services to the customer. Variable consideration is included in the transaction price if, in our judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur.
Step 4:   Allocate the transaction price to the performance obligations in the contract.
Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on each performance obligation’s relative standalone selling price (“SSP”).
Step 5: Recognize revenue when we satisfy a performance obligation.
Revenue is recognized at the time the related performance obligation is satisfied by transferring the control of the promised service to a customer. Revenue in respect of services, including nonrecurring engineering services or marketing services, is recognized over the contractual terms during which we provide services over period of time.
Revenue from hardware sales is recognized upon transfer of control of products to customers in an amount that reflects the consideration we expect to receive in exchange for the hardware. We offer unspecified upgrades and support on certain products; however, the related revenue has historically not been significant. Our software license and development arrangements entail revenue from the licensing of our IP and also include nonrecurring engineering development services to configure our IP and hardware to a customer’s needs. For each contract, we consider the promise to deliver a license that grants the customer the right to use the IP, as well as any professional services provided under the contract, as distinct performance obligations. We recognize licensing revenue from such arrangements over the term of the arrangements and recognize professional services over time as the services are provided. We measure progress to completion based on actual costs incurred to date as a percentage of the estimated total cost required to complete the project.
In the year ended December 31, 2022, we entered into a joint marketing arrangement with a subsidiary of a minority investor to expand hardware sales into a foreign market. The joint marketing arrangement is comprised of various performance obligations, including the providing of a dedicated engineer for customer engagement services and design activities, a stand-ready obligation to provide product support services as well as co-participation in marketing events, all of which occur over the term of the arrangement.
The timing of our revenue recognition may differ from the timing of payment by its customers. An unbilled receivable is recorded when revenue is recognized prior to invoicing and we have an unconditional right to payment. Alternatively, when payment precedes the provision of the related services, we record deferred revenue until the performance obligations are satisfied.
We defer incremental costs of obtaining a customer contract and amortize the deferred costs over the period that the related revenue is recognized. We had no material incremental costs to obtain customer contracts in any period presented.
We have elected to account for shipping and handling fees as fulfillment activities and not separate performance obligations. Accordingly, these fees are reflected in revenue and the related fulfillment costs are accrued as cost of goods sold as the related fulfillment costs incurred. We offer a standard assurance-type warranty to customers for hardware sales.
Research and Development Costs
Costs related to our research and development (“R&D”) activities are expensed as incurred. R&D expense consists primarily of personnel costs for our R&D activities. R&D expense also includes costs associated with the design and development of our application-specific integrated circuit (“ASIC”) and IP solutions, such as third-party foundry costs, third-party computer-aided design tools and software licenses, third-party IP licenses, reference design development, and allocated costs, such as facilities and information technology costs.
Accounts Receivable, Net
Accounts receivable, net is recorded at the invoiced amount and does not accrue interest. The allowance for credit losses represents our estimate of the amount of probable credit losses in our existing accounts receivable. We determine that allowance based upon a review of each receivable and all known factors that could affect collectability. These factors include but are not limited to a customer’s past payment performance, customer financial condition, general economic or industry conditions and disputes regarding the invoiced amount or regarding the product or service rendered. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.
Inventories
Inventories consist of raw materials, work in process inventories, and finished goods. Inventories are stated at the lower of cost or net realizable value, with cost being determined on a first-in, first-out basis. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Adjustments to reduce the cost of inventory to its net realizable value are made, if required, for estimated excess, obsolescence, or impaired balances. At the point of loss recognition, a new lower cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration or increase in the newly established cost basis. Any write-downs of inventories are reflected as a part of cost of revenue in the consolidated statement of operations.
Impairment of Long-Lived Assets
Long-lived assets, which primarily consist of property and equipment and operating lease right-of-use assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of long-lived assets may not be recoverable. If the sum of the expected undiscounted future cash flows is less than the carrying amount of those assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets. We estimate the expected undiscounted future cash flows from the use of those assets and their eventual disposition.

Convertible Notes
We account for our convertible notes, some of which contain, complex conversion features or predominantly, fixed rate conversion features, whereby the outstanding principal and accrued interest may be converted by the holder, into a variable number of shares of preferred stock at a fixed discount to the market price of the common stock at the time of conversion under ASU Debt — Debt with Conversion and Other Options (Subtopic 470-20), Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) and Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (ASU 2020-06). We record the convertible note liability at fair value at each period end. Changes in the fair value are recorded as change in fair value of convertible notes in the consolidated statements of operations.
Warrant Liabilities
We have issued freestanding warrants in connection with certain convertible debt arrangements and preferred stock issuances which have been recorded as liabilities in the consolidated balance sheets at their estimated fair value. At initial recognition, the warrants are recorded at their estimated fair value calculated using the Black-Scholes-Merton (“Black-Scholes”) option pricing model wherein, depending on the terms of the warrants, certain inputs to the Black-Scholes model are required to be determined via a Monte Carlo Simulation model. The liability associated with these warrants is subject to remeasurement at each balance sheet date, with changes in fair value recorded as remeasurement of warrant liability in the consolidated statements of operations. The warrants continue to be remeasured until the earlier of the expiration or exercise of the warrants.
Income Taxes
We are subject to income taxes in the United States and various foreign jurisdictions. We use the asset- and-liability method for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial statement carrying amounts and tax bases of assets and liabilities and operating loss and tax credit carryforwards and are measured using the enacted tax rates that are expected to be in effect when the differences reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established on a jurisdiction-by-jurisdiction basis when necessary to reduce deferred tax assets to an amount that, in the opinion of management, is more likely than not to be realized.
We are subject to tax audits in various jurisdictions. We regularly assess the likely outcomes of such audits in order to determine the appropriateness of liabilities for uncertain tax benefits. The Company accounts for uncertain tax positions based on an evaluation as to whether it is more likely than not that a tax position will be sustained upon audit, including resolution of any related appeals or litigation processes. This evaluation is based on all available evidence and assumes that the appropriate tax authorities have full knowledge of all relevant information concerning the tax position. The tax benefit recognized is based on the largest amount that is greater than 50% likely of being realized upon ultimate settlement. We include interest expense and penalties related to its uncertain tax positions in income tax expense.
Stock-Based Compensation
We have granted stock options to our employees, non-employee consultants and non-employee directors in exchange for services pursuant to the 2011 Plan, which vest upon satisfaction of service-based conditions. We recognize the cost of such stock options based on the fair value of those awards at the date of grant over the requisite service period. The fair value of the stock options granted is determined using the Black-Scholes option pricing model using various inputs, including our estimates of expected stock price volatility, term, risk-free rate and future dividends. We have elected the simplified method to determine the expected term of the stock option grants.
We have also granted RSUs to employees and directors in exchange for services pursuant to the 2011 Plan, which vest upon the satisfaction of both a service-based condition and a liquidity event condition, as defined. The fair value of restricted stock units is determined based on our estimated fair value of common stock at the date of grant. We have not recorded any stock-based compensation expense associated with these RSUs as a liquidity event has not occurred. If a liquidity event occurs in the future, we will record cumulative stock-based compensation using the accelerated attribution method for those RSUs for which the service condition has been satisfied prior to the liquidity event, and we will record the remaining unrecognized stock-based compensation over the remainder of the requisite service period.
Recent Accounting Pronouncements
A discussion of recently issued accounting standards applicable to Blaize is described in Note 2, Summary of Significant Accounting Policies, in the notes to our audited consolidated financial statements as of and for the years ended December 31, 2023 and 2022 and the unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2024 and 2023, contained elsewhere in this proxy statement/ prospectus.
Certain Relationships and Related Person Transactions — Blaize
Preferred Stock Conversion and Exchange
Blaize is a party to the P2P NPA, pursuant to which Blaize issued, in accordance with the exchange formula therein and the subsequent rights offering completed in November 2023 (the “Rights Offering”), the following shadow preferred shares: (i) an aggregate of 2,020,309 shares of Blaize Series Seed Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series Seed Preferred Stock; (ii) an aggregate of 4,573,935 shares of Blaize Series A Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series A Preferred Stock; (iii) an aggregate of 12,234,661 shares of Blaize Series B Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series B Preferred Stock; (iv) an aggregate of 10,211,548 shares of Blaize Series C Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series C Preferred Stock; (v) an aggregate of 239,405 shares of Blaize Series D Exchange Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series D Exchange Preferred Stock; (vi) an aggregate of 3,990,707 shares of Blaize Series D Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series D Preferred Stock; (vii) an aggregate of 3,662,318 shares of Blaize Series D-1 Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series D-1 Preferred Stock; and (viii) an aggregate of 7,561,820 shares of Blaize Series D-2 Shadow Preferred Stock in exchange for Blaize’s common stock acquired upon conversion of Blaize Series D-2 Preferred Stock (collectively, the “Conversion and Exchange”). Collectively, Blaize issued P2P Notes in connection with the Conversion and Exchange in the aggregate principal amount of $12.2 million, plus interest.
The following tables summarize the Conversion and Exchange by Blaize’s related persons and their affiliated entities:
Bess Ventures and Advisory, LLC
Name(1)	Number of Shares of Preferred Stock	Purchase Price for Original Preferred Stock Pre-Conversion	Shares of Common Stock issued upon Conversion (Note Purchase and Exchange)	Total Number of Shares of Shadow Preferred Stock Acquired upon Exchange (Note Purchase and Exchange)
Blaize Series D-2 Shadow Preferred Stock(2)	4,167,698	$20,720,547.94	4,167,698	4,167,698
Total	4,167,698	$20,720,547.94	4,167,698	4,167,698

(1)
Lane Bess is a member of the Blaize board of directors and is affiliated with Bess Ventures and Advisory, LLC (“Bess Ventures”). As of September 30, 2024, Bess Ventures held more than 5% of Blaize’s outstanding capital stock.

(2)
Prior to the Conversion and Exchange, Bess Ventures received 4,167,698 shares of Blaize Series D-2 Preferred Stock upon conversion of certain convertible securities in the aggregate principal amount of $20,720,547.94, including interest, pursuant to that certain Series D-2 Preferred Stock Purchase

Agreement, dated September 19, 2022, between Blaize and certain investors of Blaize listed on Schedule A thereto (the “Series D-2 Purchase Agreement”).
Franklin Strategic Series — Franklin Small-Mid Cap Growth Fund and Franklin Templeton Variable Insurance products Trust — Franklin Small-Mid Cap Growth VIP Fund
Name(1)	Number of Shares of Preferred Stock	Purchase Price for Original Preferred Stock Pre-Conversion	Shares of Common Stock issued upon Conversion (Note Purchase and Exchange)	Total Number of Shares of Shadow Preferred Stock Acquired upon Exchange (Note Purchase and Exchange)	P2P Note Principal
Blaize Series D Exchange Shadow Preferred Stock(2)	239,405	—	239,405	239,405	—
Blaize Series D Shadow Preferred Stock(3)	1,915,251	$22,500,008.58	1,915,251	1,915,251	—
Blaize Series D-2 Shadow Preferred Stock(4)	1,550,417	$7,708,213.67	1,550,417	1,550,417	—
Total	3,705,073	$30,208,222.25	3,705,073	3,705,073	$634,489.56

(1)
As of September 30, 2024, Franklin Strategic Series — Franklin Small-Mid Cap Growth Fund and Franklin Templeton Variable Insurance Products Trust — Franklin Small-Mid Growth VIP Fund (collectively, “Franklin Funds”) beneficially owned more than 5% of Blaize’s outstanding capital stock.

(2)
Prior to the Conversion and Exchange, Franklin Funds received 239,405 shares of Blaize Series D Exchange Preferred Stock in exchange for Blaize Series D Preferred Stock in accordance with the exchange pro rata share, pursuant to the Series D-2 Purchase Agreement.

(3)
Prior to the Conversion and Exchange, Franklin Funds received 1,915,251 shares of Blaize Series D Preferred Stock upon the purchase and conversion of certain convertible securities in the aggregate principal amount of $22,500,008.58, including interest, pursuant to that certain Series D Preferred Stock Purchase Agreement, dated March 22, 2021, between Blaize and certain investors of Blaize listed on Schedule A thereto (the “Series D Purchase Agreement”).

(4)
Prior to the Conversion and Exchange, Franklin Funds received 1,550,417 shares of Blaize Series D-2 Preferred Stock upon the purchase and conversion of certain convertible securities in the aggregate principal amount of $7,708,213.67, including interest, pursuant to the Series D-2 Purchase Agreement.

Anderson Investments Pte. Ltd.
Name(1)	Number of Shares of Preferred Stock	Purchase Price for Original Preferred Stock Pre-Conversion	Shares of Common Stock issued upon Conversion (Note Purchase and Exchange)	Total Number of Shares of Shadow Preferred Stock Acquired upon Exchange (Note Purchase and Exchange)	P2P Note Principal
Blaize Series C Shadow Preferred Stock(2)	3,147,755	$14,999,996.91	3,147,755	3,147,755	—
Blaize Series D Shadow Preferred Stock(3)	1,436,437	$14,999,993.38	1,436,437	1,436,437	—
Blaize Series D-1 Shadow Preferred Stock(3)	2,394,063	$20,000,000.00	2,394,063	2,394,063	—
Total	6,978,255	$49,999,990.29	6,978,255	6,978,255	$2,312,010.00

(1)
As of September 30, 2024, Anderson Investments Pte. Ltd. (“Anderson Investments”) held more than 5% of Blaize’s outstanding capital stock.

(2)
Prior to the Conversion and Exchange, Anderson Investments received 3,147,755 shares of Blaize

Series C Preferred Stock upon the purchase of certain convertible securities in the aggregate principal amount of $14,999,996.91, pursuant to that certain Series C Preferred Stock Purchase Agreement, dated July 6, 2018, between ThinCI, Inc. and certain investors of Blaize listed on Schedule A thereto (the “Series C Purchase Agreement”).
(3)
Prior to the Conversion and Exchange, Anderson Investments received 1,436,437 shares of Blaize Series D Preferred Stock and 2,394,063 shares of Blaize Series D-1 Preferred Stock upon the purchase and conversion of certain convertible securities in the aggregate principal amount of $34,999,993.38, pursuant to the Series D Purchase Agreement.

A certain related party and its affiliate
Name(1)	Number of Shares of Preferred Stock	Purchase Price for Original Preferred Stock Pre-Conversion	Shares of Common Stock issued upon Conversion (Note Purchase and Exchange)	Total Number of Shares of Shadow Preferred Stock Acquired upon Exchange (Note Purchase and Exchange)	P2P Note Principal
Blaize Series B Shadow Preferred Stock(2)	5,797,101	$3,999,999.69	5,797,101	5,797,101	—
Blaize Series C Shadow Preferred Stock(3)	3,147,755	$15,000,000.00	3,147,755	3,147,755	—
Blaize Series D-1 Shadow Preferred Stock(4)	957,625	$8,000,000.00	957,625	957,625	—
Total	9,902,481	$26,999,999.69	9,902,481	9,902,481	$1,920,674.00

(1)
Tony Cannestra is a member of the Blaize board of directors and is affiliated with DENSO, DENSO Corporation and NSITEXE, Inc. (“NSITEXE”). As of September 30, 2024, DENSO and its affiliate, DENSO Corporation (previously held by NSITEXE, which was absorbed by and merged into DENSO on January 1, 2024), held approximately 5% of Blaize’s outstanding capital stock.

(2)
Prior to the Conversion and Exchange, DENSO received 5,797,101 shares of Blaize Series B Preferred Stock upon the purchase of certain convertible securities in the aggregate principal amount of $3,999,999.69, pursuant to that certain Series B Preferred Stock Purchase Agreement, dated August 25, 2016, between ThinCI, Inc. and certain investors of Blaize listed on Schedule A thereto (the “Series B Purchase Agreement”).

(3)
Prior to the Conversion and Exchange, NSITEXE received 3,147,755 shares of Blaize Series C Preferred Stock upon the purchase and conversion of certain convertible securities in the aggregate principal amount of $15,000,000.00, pursuant to the Series C Purchase Agreement. Subsequent to the Conversion and Exchange, the affiliate of the certain related party transferred 3,147,755 shares of Series C Shadow Preferred Stock to DENSO Corporation pursuant to that certain Stock Transfer Agreement, dated December 31, 2023, by and between NSITEXE and DENSO Corporation (the “DENSO Transfer Agreement”).

(4)
Prior to the Conversion and Exchange, NSITEXE received 957,625 shares of Blaize Series D-1 Preferred Stock upon the purchase and conversion of certain convertible securities in the aggregate principal amount of $8,000,000.00, pursuant to the Series D Purchase Agreement. Subsequent to the Conversion and Exchange, the affiliate transferred 957,625 shares of Series D-1 Shadow Preferred Stock to DENSO Corporation pursuant to the DENSO Transfer Agreement.

Agreements with Shareholders
Common Rights Offering
In connection with the P2P NPA, Blaize completed the Rights Offering in November 2023, whereby any common stockholder of Blaize that held shares of common stock as of immediately prior to the 10:1 reverse stock split completed in November 2022 had the opportunity to purchase a pro-rata portion of the

P2P Notes and partially or fully undo the effects of the reverse stock split. The P2P Notes bore simple interest at a rate of ten percent (10%) and, unless converted earlier into shares pursuant to the P2P NPA, was payable on the earlier of (i) immediately prior to Blaize’s consummation of a transaction defined as a “Liquidation Event” in the Certificate of Incorporation of Blaize or (ii) an event of default with respect to the P2P Notes. Proceeds received under the Rights Offering totaled $0.1 million. Under the Rights Offering, Satyaki Koneru, the Chief Technical Officer of Blaize, purchased a P2P Note in the aggregate principal amount of $28,924.76; Ke Yin, the Vice President of Engineering of Blaize purchased a P2P Note in the aggregate principal amount of $28,924.76; and Dinakar Munagala, Chief Executive Officer and a member of the Blaize board of directors, purchased two P2P Notes in the aggregate principal amounts of $19,637.14 and $7,797.04, respectively. Since January 1, 2023, the largest aggregate amount of principal outstanding under the P2P Notes was approximately $12.4 million, and no amount of principal or interest has been paid under the P2P Notes. As of June 24, 2024, Blaize had approximately $12.4 million in borrowings outstanding under the P2P Notes, inclusive of P2P Notes issued under the Rights Offering.
Investors’ Rights Agreement
Blaize is a party to the Amended and Restated Investors’ Rights Agreement, dated September 19, 2022, as amended by that certain Omnibus Amendment and Agreement, dated December 8, 2022, which provides, among other things, that certain holders of its capital stock, including entities affiliated with NSITEXE and DENSO, each of which is affiliated with a member of the Blaize board of directors, Tony Cannestra, Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and Franklin Funds (each of which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock) and Dinakar Munagala, Chief Executive Officer and a member of the Blaize board of directors, have the right to demand that Blaize file a registration statement or request that their shares of Blaize capital stock be covered by a registration statement that Blaize is otherwise filing. This agreement will terminate upon completion of the Business Combination.
First Refusal and Co-Sale Agreement
Pursuant to certain agreements with its stockholders, including the Amended and Restated First Refusal and Co-sale Agreement, dated September 19, 2022, as amended by that certain Omnibus Amendment and Agreement, dated December 8, 2022 (the “ROFR Agreement”), Blaize or its assignees have the right to (i) purchase shares of Blaize capital stock which certain stockholders propose to sell to other parties and (ii) participate in the sale of shares of Blaize capital stock alongside certain stockholders. Certain holders of Blaize capital stock, including entities affiliated with NSITEXE and DENSO, each of which is affiliated with a member of the Blaize board of directors, Tony Cannestra, Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and Franklin Funds (each of which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock) and Dinakar Munagala, Chief Executive Officer and Director of Blaize, have rights of first refusal and co-sale under the ROFR Agreement. The ROFR Agreement will terminate upon completion of the Business Combination.
Voting Agreement
Blaize is a party to the Amended and Restated Voting Agreement, dated September 19, 2022, as amended by that certain Omnibus Amendment and Agreement, dated December 8, 2022, and as further amended by that certain Amendment, dated July 3, 2023, pursuant to which certain holders of its capital stock, including entities affiliated with NSITEXE and DENSO, each of which is affiliated with a member of the Blaize board of directors, Tony Cannestra, Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and Franklin Funds (each of which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock) and Dinakar Munagala, Chief Executive Officer and a member of the Blaize board of directors, have agreed to vote their shares of our capital stock on certain matters, including with respect to the board size and the election of directors. This agreement will terminate upon completion of the Business Combination.
Stockholder Support Agreement
Blaize is a party to the Stockholder Support Agreement, dated December 22, 2023 (the “Company Support Agreement”), pursuant to which certain holders of its capital stock, including Dinakar Munagala,

Chief Executive Officer and a member of the Blaize board of directors, and entities affiliated with NSITEXE and DENSO, which are affiliated with a member of the Blaize board of directors, Tony Cannestra, Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and Franklin Funds (each of which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock) have agreed to, among other things: (i) support and vote in favor of (a) the approval and adoption of the Merger Agreement and the Business Combination, (b) the conversion of each issued and outstanding share of Blaize Preferred Stock into one share of Blaize Common Stock as of immediately prior to the Effective Time, and (c) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination; (ii) vote against and withhold consent with respect to any Company Acquisition Proposal or other business combination transaction (other than the Merger Agreement and the Business Combination); (iii) vote against any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Company Support Agreement, the Merger Agreement or the timely consummation of the Merger, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Blaize under the Merger Agreement, (c) result in any of the conditions set forth in the Merger Agreement not being fulfilled, or (d) result in a breach of any covenant, representation or warranty or other obligation or agreement of such stockholder contained in the Company Support Agreement; and (iv) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on the transfer of the Blaize Capital Stock, subject to certain exceptions, and termination of certain stockholder agreements and other affiliate agreements of Blaize. This agreement will terminate upon completion of the Business Combination.
Side Letters
In connection with the Bess Note (as defined below), pursuant to which Blaize has borrowed an aggregate principal amount of $5,000,000 from Bess Ventures, Blaize and Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and currently holds more than 5% of Blaize’s outstanding capital stock, entered into a Management and Board Observer Rights Agreement, dated as of July 3, 2023 (the “Bess Side Letter”), pursuant to which Blaize has agreed to grant certain management consultation rights, access to books and records rights, inspection rights and board observer rights to Bess Ventures. The Bess Side Letter terminates upon the earlier to occur of (i) the consummation of the sale of Blaize’s securities pursuant to a registration statement in connection with a firm commitment underwritten offering of its securities to the general public or (ii) the date upon which Bess Ventures ceases to hold any shares of Blaize.
In connection with the Note Purchase and Exchange Agreement, pursuant to which Blaize has borrowed an aggregate principal amount of $634,489.56 in aggregate from Franklin Funds, Blaize and Franklin Advisers, Inc., as the investment manager on behalf of Franklin Funds, which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock (collectively, the “Franklin Parties”), entered into a Side Letter, dated as of January 19, 2023 (the “Franklin P2P Side Letter”), pursuant to which Blaize has agreed to waive the lock-up provisions applicable to Blaize’s common stock or its convertible securities acquired by the Franklin Parties following the effective date of the first firm commitment underwritten public offering of Blaize’s securities. The Franklin P2P Side Letter terminates upon the earliest to occur of (i) immediately prior to such underwritten public offering, (ii) immediately prior to the consummation of a direct listing, (iii) such time as all of the Franklin Parties no longer hold any of the notes pursuant to the Note Purchase and Exchange Agreement or (iv) immediately prior to Blaize’s consummation of a transaction defined as a “Liquidation Event” in the Certificate of Incorporation of Blaize.
In connection with the Note Purchase Agreement, dated as of July 3, 2023 (as amended and restated on April 22, 2024, the “Amended and Restated Note Purchase Agreement”), pursuant to which Blaize has borrowed an aggregate principal amount of $2,000,000 in aggregate from Franklin Funds, Blaize and the Franklin Parties, entered into a Side Letter, dated as of August 23, 2023 (the “Franklin 2023 Side Letter”), pursuant to which Blaize has agreed to the satisfaction of certain investment obligations of the Franklin Parties, and to waive the lock-up provisions applicable to Blaize’s common stock or its convertible securities acquired by the Franklin Parties following the effective date of the first firm commitment underwritten public offering of Blaize’s securities. The Franklin 2023 Side Letter terminates upon the earliest to occur of (i) immediately prior to such underwritten public offering, (ii) immediately prior to the consummation of a direct listing, (iii) such time as all of the Franklin Parties no longer hold any of the notes pursuant to the Amended and Restated Note Purchase Agreement or (iv) immediately prior to Blaize’s consummation of a transaction defined as a “Liquidation Event” in the Certificate of Incorporation of Blaize.
Blaize is a party to the Blaize 2011 Stock Plan Notice of Restricted Stock Unit Award, dated as of July 3, 2023 (the “Bess RSU Agreement”), pursuant to which Blaize granted 6,000,000 restricted stock units representing common stock of Blaize (the “Bess RSUs”), with a deemed grant date value of $2.6 million and an additional value of $1.7 million associated with a subsequent acceleration of vesting, to Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and currently holds more than 5% of Blaize’s outstanding capital stock. The Bess RSUs are subject to various anti-dilution protections, and under the original terms vested upon the earlier to occur of (i) July 3, 2024, provided that Bess Ventures remains in continuous service as an employee, consultant or outside director through such date or (ii) Blaize’s completion of an initial public offering, a SPAC IPO (as defined in the Bess RSU Agreement), direct listing or sale event. On December 20, 2023, the Blaize Board unanimously approved a modification to the Bess RSU terms to immediately accelerate the vesting of the 6.0 million awards outstanding and issue 6.0 million shares of common stock, which were otherwise set to fully vest on July 3, 2024 on the terms of the Bess RSU Agreement.
Administrative and Operating Agreements
Blaize is a party to a Long-Term Joint Development Agreement with an affiliate of a certain related party, dated as of February 15, 2022, pursuant to which Blaize and an affiliate of a certain related party, which held more than 5% of Blaize’s outstanding capital stock within Blaize’s last fiscal year and is affiliated with a member of the Blaize board of directors, Tony Cannestra, have agreed to jointly develop AI solutions based on one or more Blaize Products and market and sell the AI solutions to customers in various automotive market segments until the end of December 2029. Blaize has not recognized any revenue to date associated with the Long-Term Joint Development Agreement as it has yet to be commercialized. Blaize expects commercialization of the Long-Term Joint Development Agreement to begin in 2025.
Intercompany Transactions, Accounts Payable and Account Receivable
Pursuant to an Intercompany Service Agreement, dated February 25, 2020, by and between Blaize and Blaize New Computing Technologies India Private Limited, a subsidiary of Blaize (“Blaize India”), Blaize India has agreed to provide software development services to Blaize in exchange for a fee equal to Blaize India’s costs plus a markup of approximately 15%. The Intercompany Service Agreement remains in effect and the amounts paid by Blaize to Blaize India under this agreement were approximately $10.2 million, $11.5 million, $15.8 million and $15.9 million for the nine months ended September 30, 2024 and the fiscal years ended December 31, 2023, 2022 and 2021, respectively.
Blaize is a party to the Research and Development Services Agreement, dated as of June 15, 2019, pursuant to which Blaize U.K. Limited f/k/a ThinCI Limited, a subsidiary of Blaize (“Blaize UK”), has agreed to perform certain research and development services for Blaize in exchange for a grant of a limited intellectual property license and a fee equal to the amount of Blaize UK’s costs plus an appropriate markup, which is amended from time to time as necessary to reflect market pricing. The Research and Development Services Agreement remains in effect and the amounts paid by Blaize to Blaize UK under this agreement were approximately $5.0 million, $6.1 million, $7.7 million and $8.6 million for the nine months ended September 30, 2024 and the fiscal years ended December 31, 2023, 2022 and 2021, respectively.
Licensing and Trademark Agreements
Blaize is a party to the Blaize-DENSO Compiler Project Statement of Work, dated as of February 4, 2024, pursuant to which DENSO Corporation, an affiliate of Blaize which beneficially owns more than 5% of Blaize’s outstanding capital stock through its subsidiary, DENSO, and is affiliated with a member of the Blaize board of directors, Tony Cannestra, has agreed to jointly develop certain AI projects with Blaize. The approximate dollar value of the amount involved in the transaction is $326,658.60.
Related Party Loans
Blaize is a party to that certain intercompany Loan Agreement, dated June 14, 2019, between Blaize, Inc. (formerly known as M/s ThinCI Inc.), as lender, and Blaize New Computing Technologies India Private

Limited (formerly known as M/s ThinCI Semiconductor Technologies India Private Limited), as borrower, in the initial principal amount of $4,462,416 (the “Blaize India Loan”). The Blaize India Loan bore simple interest at a rate of 7.99 percent (7.99%) and was payable within seven (7) working days from the expiry of interest period of six consecutive months. Since January 1, 2023, the largest aggregate amount of principal outstanding under the Blaize India Loan was $3,569,932. The amount of principal and interest paid under the Blaize India Loan since the inception of loan to date amounts to $1,784,969 and $505,190, respectively. As of September 30, 2024, Blaize India had $2,677,448 of borrowings outstanding under the Blaize India Loan.
Blaize is a party to the Note Purchase and Exchange Agreement, pursuant to which Blaize has borrowed an aggregate principal amount of $12,244,033.56 from certain holders of its capital stock, including the following related persons and their affiliated entities: (i) $2,312,010.00 from Anderson Investments (the related note, the “Anderson Note”), which currently holds more than 5% of Blaize’s outstanding capital stock, (ii) $3,280,853.00 from DENSO Corporation (the related note, the “DENSO Note”), an affiliate of Blaize which beneficially owns more than 5% of Blaize’s outstanding capital stock together with its subsidiary, DENSO, and is affiliated with a member of the Blaize board of directors, Tony Cannestra, and (iii) $634,489.56 in aggregate from Franklin Funds (the related notes, the “Franklin 2022 Notes”), which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock. The notes issued pursuant to such Note Purchase and Exchange Agreement are convertible, bear simple interest at a rate of ten percent (10%) and are payable on the earlier of (i) Blaize’s consummation of a transaction defined as a “Liquidation Event” in the Certificate of Incorporation of Blaize or (ii) an event of default with respect to the notes. Since January 1, 2023, the largest aggregate amount of principal outstanding under the Anderson Note was $2,312,010.00, and no amount of principal or interest has been paid under the Anderson Note. As of September 30, 2024, Blaize had $2,312,010.00 of borrowings outstanding under the Anderson Note. Since January 1, 2023, the largest aggregate amount of principal outstanding under the DENSO Note was $3,280,853.00, and no amount of principal or interest has been paid under the DENSO Note. As of September 30, 2024, Blaize had $3,280,853.00 of borrowings outstanding under the DENSO Note. Since January 1, 2023, the largest aggregate amount of principal outstanding under the Franklin 2022 Notes was $634,489.56, and no amount of principal or interest has been paid under the Franklin 2022 Notes. As of September 30, 2024, Blaize had $634,489.56 of borrowings outstanding under the Franklin 2022 Notes.
In connection with the Note Purchase and Exchange Agreement, warrants previously granted on September 19, 2022 to purchase Blaize Series D-2 preferred stock were amended to be exercisable into Blaize Series D-2 Shadow Preferred Stock. Of these warrants, Bess Ventures held a warrant exercisable into 416,769 shares of Blaize Series D-2 Shadow Preferred Stock and the Franklin Funds held four warrants exercisable into 155,040 Blaize Series D-2 Shadow Preferred Stock. In connection the Note Purchase and Exchange Agreement, warrants previously granted on February 28, 2021 and November 9, 2021 to purchase Blaize Series D preferred stock were amended to be exercisable into Blaize Series D Shadow Preferred Stock. Of these warrants, the Franklin Funds held four warrants exercisable for an aggregate of 287,289 shares of Series D Shadow Preferred Stock (the “Series D Warrants”). These Series D Warrants expired on February 28, 2024 in accordance with their terms.
Blaize is a party to the Amended and Restated Note Purchase Agreement pursuant to which Blaize has borrowed an aggregate principal amount of approximately $122.9 million from certain holders of its capital stock, including the following related persons and their affiliated entities: (i) $99.4 million from the RT Parties, (ii) $5,000,000 from Bess Ventures (the related note, the “Bess Note”), which is affiliated with a member of the Blaize board of directors, Lane Bess, and currently holds more than 5% of Blaize’s outstanding capital stock, (iii) $2,000,000 in aggregate from Franklin Funds (the related notes, the “Franklin Notes”), which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock and (iv) $16,500,000 from the Sponsor (the related notes, the “Sponsor Notes”), which currently holds more than 5% of Blaize’s outstanding capital stock. The notes issued pursuant to such Amended and Restated Note Purchase Agreement are convertible, bear interest at a rate of ten percent (10%) compounded annually and are payable on the earlier of (i) Blaize’s consummation of a transaction defined as a “Liquidation Event” in the Certificate of Incorporation of Blaize, (ii) an event of default with respect to the note or (iii) January 3, 2025. Since January 1, 2023, the largest aggregate amount of principal outstanding under the Bess Note was $5,000,000, and no amount of principal or interest has been paid under the Bess Note. As of September 30,

2024, Blaize had $5,000,000 of borrowings outstanding under the Bess Note. Since January 1, 2023, the largest aggregate amount of principal outstanding under the Franklin Notes was $2,000,000, and no amount of principal or interest has been paid under the Franklin Notes. As of September 30, 2024, Blaize had $2,000,000 of borrowings outstanding under the Franklin Notes. Since January 1, 2023, the largest aggregate amount of principal outstanding under the Sponsor Notes was $16,500,000, and no amount of principal or interest has been paid under the Sponsor Notes. As of September 30, 2024, Blaize had $16,500,000 of borrowings outstanding under the Sponsor Notes.
In connection with the Amended and Restated Note Purchase Agreement, the noteholders were also granted warrants to purchase shares of Blaize preferred stock, with Bess Ventures receiving a warrant to purchase shares of Blaize preferred stock, dated September 19, 2022, exercisable for an aggregate of 416,769 shares of Blaize Series D-2 Preferred Stock, and the Franklin Funds receiving four (4) warrants to purchase shares of Blaize preferred stock, with two (2) dated February 28, 2021 and two (2) dated November 9, 2021, exercisable for an aggregate of 287,289 shares of Blaize Series D Preferred Stock (the “Franklin Warrants”). The Franklin Warrants expired on February 28, 2024 in accordance with their terms.
The obligations due under the Amended and Restated Note Purchase Agreement and the Bess Note are secured by the Amended and Restated Security Agreement, dated as of April 22, 2024 (the “A&R Security Agreement”) and the Intellectual Property Security Agreement, dated as of July 3, 2023 (the “IP Security Agreement”), pursuant to which Blaize has granted, respectively, (i) a continuing security interest in and lien on all of Blaize’s property described therein and (ii) a security interest in all of Blaize’s right, title and interest in, to and under its intellectual property, to certain holders of its capital stock, including the following related persons and their affiliated entities: (a) Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and currently holds more than 5% of Blaize’s outstanding capital stock, and (b) Franklin Funds, which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock.
Blaize is a party to the Promissory Note, dated as of November 22, 2023, pursuant to which Blaize has borrowed an aggregate principal amount of $750,000 from Juergen Hambrecht, a member of the board of directors of Blaize. The note bore simple interest at a rate of twelve percent (12%) and was payable on the earlier of (i) immediately following the receipt of a minimum of $15,000,000 from BurTech and other investors pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of April 22, 2024 or (ii) March 31, 2024. Since January 1, 2023, the largest aggregate amount of principal outstanding under the note was $750,000, the amount of principal paid under the note was $750,000 and the amount of interest paid under the note was $38,466. As of September 30, 2024, Blaize had no borrowings outstanding under the note.
Blaize is a party to the Promissory Note, dated as of June 12, 2023, pursuant to which Blaize has borrowed an aggregate principal amount of $175,000 from Juergen Hambrecht, a member of the Blaize board of directors. The note bore simple interest at a rate of five percent (5%) and was payable on the earlier of (i) immediately following the initial closing of Blaize’s next convertible note or equity financing with aggregate proceeds of at least $5,000,000 or (ii) June 12, 2024. Since January 1, 2023, the largest aggregate amount of principal outstanding under the note was $175,000, the amount of principal paid under the note was $175,000 and the amount of interest paid under the note was $719. As of September 30, 2024, Blaize had no borrowings outstanding under the note.
Blaize is a party to the Promissory Note, dated as of November 22, 2023, pursuant to which Blaize has borrowed an aggregate principal amount of $4,000,000 from Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and currently holds more than 5% of Blaize’s outstanding capital stock. The note bore simple interest at a rate of twelve percent (12%) and was payable on the earlier of (i) immediately following the receipt of a minimum of $15,000,000 from BurTech and other investors pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of April 22, 2024 or (ii) March 31, 2024. Since January 1, 2023, the largest aggregate amount of principal outstanding under the note was $4,000,000, the amount of principal paid under the note was $4,000,000 and the amount of interest paid under the note was $206,466. As of September 30, 2024, Blaize had no borrowings outstanding under the note.

Blaize is a party to the Promissory Note, dated as of June 5, 2023, pursuant to which Blaize has borrowed an aggregate principal amount of $175,000 from Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and currently holds more than 5% of Blaize’s outstanding capital stock. The note bore simple interest at a rate of five percent (5%) and was payable on the earlier of (i) immediately following the initial closing of Blaize’s next convertible note or equity financing with aggregate proceeds of at least $5,000,000 or (ii) June 5, 2024. Since January 1, 2023, the largest aggregate amount of principal outstanding under the note was $175,000, the amount of principal paid under the note was $175,000 and the amount of interest paid under the note was $2,062. As of September 30, 2024, Blaize had no borrowings outstanding under the note.
Blaize is a party to the Convertible Promissory Note, dated as of January 19, 2023, pursuant to which Blaize has borrowed an aggregate principal amount of $415,000 from JIH, which is affiliated with a member of the Blaize board of directors, Juergen Hambrecht. The note bore simple interest at a rate of ten percent (10%) and, unless converted earlier into shares pursuant to the Note Purchase and Exchange Agreement, was payable on the earlier of (i) immediately prior to Blaize’s consummation of a transaction defined as a “Liquidation Event” in the Certificate of Incorporation of Blaize or (ii) an event of default with respect to the notes. Since January 1, 2023, the largest aggregate amount of principal outstanding under the note was $415,000, and no amount of principal or interest has been paid under the note. As of September 30, 2024, Blaize had $415,000 in borrowings outstanding under the note. Bess Ventures, which held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock and is affiliated with a member of the Blaize board of directors, Lane Bess, is a party to the Promissory Note Agreement, dated as of January 19, 2024 (the “Bess 2024 Note”), pursuant to which the Sponsor, which currently holds more than 5% of Blaize’s outstanding capital stock, has borrowed an aggregate principal amount of $13,000,000 from Bess Ventures, which is affiliated with a member of the Blaize board of directors, Lane Bess, and currently holds more than 5% of Blaize’s outstanding capital stock, in exchange for 500,000 shares of BurTech Class A Common Stock. The Bess 2024 Note bore simple interest at a rate of ten percent (10%) and was payable on the earlier of (i) March 31, 2024 or (ii) the first business day following the date upon which the Sponsor has received from and after January 1, 2024 aggregate net proceeds from its investors in an amount of $25,000,000. Following the due date of March 31, 2024, interest at the default rate of fifteen percent (15%) began to accrue on the principal and unpaid interest obligations. As of October 1, 2024, the aggregate amount outstanding under the Bess 2024 Note is approximately $14.2 million, and no payments or interest or principal on the loan have been paid. Further, pursuant to an agreement between the Sponsor and Bess Ventures, the Sponsor shall transfer 500,000 shares of New Blaize Common Stock following the six (6) month anniversary of the closing of the Business Combination and in connection with the termination of the post-closing lock-up obligations of each of the Sponsor and Bess Ventures. The obligations due under the Bess 2024 Note are secured by the Security Agreement, dated as of January 19, 2024 (the “Bess Security Agreement”), pursuant to which the Sponsor has granted a security interest in all of Sponsor’s right, title and interest in and to the personal property and assets, whether now owned or hereafter acquired, set forth in Exhibit A thereto, including (i) Sponsor’s interest in its P2P Note pursuant to the Note Purchase Agreement, in an aggregate principal amount up to $13.0 million, (ii) any securities issued upon the conversion thereof, (iii) all of Sponsor’s rights, title and interests under the Note Purchase Agreement, the A&R Security Agreement, the IP Security Agreement, and all other financing statements, agreements, instruments and documents granting, perfecting or protecting a security interest in Blaize’s assets to secure the P2P Notes and (iv) all proceeds of each of the foregoing.
In connection with the Bess Security Agreement, pursuant to which the Sponsor’s obligations due under the Bess 2024 Note (with an aggregate principal amount of $13.0 million) are secured by all of the Sponsor’s right, title and interest in and to the personal property and assets, whether now owned or hereafter acquired, set forth in Exhibit A thereto, the Sponsor and Bess Ventures, which each held within Blaize’s last fiscal year more than 5% of Blaize’s outstanding capital stock and, solely with respect to Bess Ventures, is affiliated with a member of the Blaize board of directors, Lane Bess, and Blaize entered into a Letter Agreement, dated as of February 15, 2024, pursuant to which Blaize acknowledged and agreed to the grant of security and the obligations set forth in the Bess Security Agreement and other related loan documents, and further agreed to comply with certain instructions and procedures as set forth therein. As of August 31, 2024, Sponsor was in default of the repayment terms in connection with the Bess 2024 Note, the Bess Security Agreement and the Letter Agreement as a result of its failure to make a timely repayment of the outstanding balance that was due on March 31, 2024.

On September 16, 2024, Bess Ventures and the Sponsor entered into a forbearance agreement (the “Forbearance Agreement”), in connection with which Bess Ventures agreed to forbear from the exercise of its remedies under the Bess 2024 Note, the Bess Security Agreement and the related loan documents until the earlier of (i) January 6, 2025 or (ii) the date that is 45 days following the consummation of the SPAC Transaction (as defined in the Restated Charter). As of October 1, 2024, the forbearance period under the Forbearance Agreement has not expired or been terminated.
Director and Officer Indemnification
Blaize’s charter and Blaize’s bylaws provide for indemnification and advancement of expenses for its directors and officers to the fullest extent permitted by the DGCL, subject to certain limited exceptions. Blaize has entered into indemnification agreements with certain of the members of its board directors. Following the Business Combination, Blaize expects that these agreements will be replaced with new indemnification agreements for each director and officer of New Blaize. For additional information, see “Description of BurTech’s Securities — Limitations on Liability and Indemnification of Officers and Directors.”

INFORMATION ABOUT BURTECH
General
BurTech is a blank check company incorporated in March, 2021, as Delaware corporation and formed for the purpose of effective a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. BurTech has neither engaged in any operations nor generated any revenue to date. Based on BurTech’s business activities, BurTech is a “shell company” as defined under the Exchange Act because BurTech has no operations and nominal assets consisting almost entirely of cash.
BurTech’s executive offices are located at 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004 and the telephone number is (202) 600-5757. BurTech’s corporate website address is www.burtechacq.us. BurTech’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.
Our Sponsor
BurTech’s sponsor is BurTech LP LLC, a Delaware limited liability company formed by BurTech’s management team, consisting of Shahal Khan, Patrick Orlando and Roman Livson. Shahal Khan is the Senior Managing Member and the controlling person of the Sponsor and currently holds 49% of the outstanding membership interest in the Sponsor and Big 4 Sponsor LLC currently holds 42.3% of the outstanding membership interest in the Sponsor. Big 4 Sponsor LLC is beneficially owned by Patrick Orlando. In addition, HH Sheikh Maktoum currently holds 6.6% of the outstanding membership interest in the Sponsor. The Sponsor currently holds owned 10,385,745 shares of BurTech Class A Common Stock and five shares of BurTech Class B Common Stock. In addition, Blaize issued six secured convertible promissory notes to the Sponsor pursuant to which the Sponsor loaned Blaize an aggregate principal amount of $16,500,000, pursuant to that certain Amended and Restated Note Purchase Agreement dated April 22, 2024, among Blaize and certain investors. Other than the investment in BurTech and Blaize, the Sponsor currently does not have any investment.
In March 2021, the Sponsor founded GSD Quantum AI Acquisition Corp., which changed its name to BurTech Acquisition Corp. II (“BurTech II”) on October 5, 2021, a blank check company incorporated for the purposes of effecting a business combination. In March 2021, the Sponsor founded Bridge Media Acquisition Corp. (“Bridge”), a blank check company incorporated for the purposes of effecting a business combination. Neither BurTech II nor Bridge has consummated its initial public offering and no funds have been raised and no public filings or disclosures have been made regarding BurTech II and Bridge. Certain of our executive officers also serve as executive officers for BurTech II and Bridge. Specifically, Shahal Khan and Roman Livson serve as chief executive officer and chief financial officer, respectively, of both BurTech II and Bridge. Patrick Orlando has been involved in the following special purpose acquisition corporations incorporated for the purposes of effecting a business combination: Digital World Acquisition Corp. (Nasdaq: DJT), where he was chief executive officer (2021-2023), chairman of the board of directors (2021-2023), a director (2021-2024) and the managing member of the sponsor entity, Benessere Capital Acquisition Corp. (Nasdaq: BENE), where he was chief executive offer, chairman of the board of directors and a member of the sponsor entity (2020-2022), Yunhong International (Nasdaq: ZGYH), where he was chief executive officer (2020-2021), Nubia Brand International Corp.(Nasdaq: NUBI), where he was a member of the sponsor entity, and Maquia Capital Acquisition Corp., where he was a director (2021-2022) and a member of the sponsor entity. Digital World Acquisition Corp. completed its business combination with Trump Media & Technology Group Corp. in March 2024 and now operates as Trump Media & Technology Group Corp., under the ticker “DJT.” On July 17, 2024, the SEC filed a civil complaint in federal court alleging that Mr. Orlando violated the federal securities laws by, among other things, making materially false and misleading statements in forms filed with the SEC as part of Digital World Acquisition Corp.’s initial public offering and its business combination with Trump Media and Technology Group. See SEC v. Orlando, No. 1:24-CV-2097(D.D.C. Jul. 17, 2024). Mr. Orlando denies the allegations and the litigation is ongoing. On October 24, 2024, three members of ARC Global Investments II, LLC (“ARC”), the sponsor of Digital World Acquisition Corp., filed a lawsuit in Florida state court against ARC and Mr. Orlando for breach of contract and other related claims alleging that they failed to receive all of the shares of Trump Media and

Technology Group Corp. to which they were entitled. See Shaner v. ARC Global Invests. II, LLC et al., No. 2024-020549-CA-01 (Fla. 11th Jud. Cir. Ct. 2024). ARC and Mr. Orlando deny the allegations and the lawsuit remains pending. On November 5, 2024, other members of ARC filed a lawsuit in the Delaware Court of Chancery against ARC, Mr. Orlando and other entities making similar allegations and raising additional claims. See Acra Assets S.A. v. ARC Global Invests. II, LLC, No. 2024-1141-LWW (Del. Ch. Ct. 2024). ARC and Mr. Orlando deny the allegations in this lawsuit, which remains pending. Benessere Capital Acquisition Corp. did not complete any business combination and announced its liquidation in October 2022. Yunhong International did not complete any business combination and announced its liquidation in November 2021. Nubia Brand International Corp. completed its business combination with Honeycomb Battery Company in February 2024 and now operates as Solidion Technology Inc. Maquia Capital Acquisition Corp. announced that it has entered into a definitive business combination agreement with Velocium, Inc. in July 2024 and also filed an application to list on the OTCQX after de-listing from Nasdaq.
Other than their involvement discussed above, none of our officers or directors, our sponsor, nor any of its respective officers, directors, employees, or affiliates, have had management experience with blank check companies or special purpose acquisition corporations.
The Sponsor has no ongoing business and was established solely to provide risk capital to BurTech.
Management Team
Our management team is led by Shahal Khan, our Chairman and Chief Executive Officer, Isaac Chetrit, our President, and Roman Livson, our Chief Financial Officer.
Shahal M. Khan is BurTech’s Chairman of the Board of Directors and Chief Executive Officer. Mr. Khan’s career as an investor, entrepreneur and social venture capitalist spans over 22 years, with investments encompassing telecoms, real estate, energy, natural resources, technology (specific emphasis on Internet-related communications technologies and advanced cyber security solutions) as well as various other industrial sectors. He has been directly responsible for syndication of over $5 billion in equity for projects as a principal through his family trust.
Mr. Khan is the founder and since its inception in January 2021, serves as chief executive officer and as a director of Burkhan World Investments LLC, a holding company with diversified investments focusing on reinvesting gains from portfolio investments into companies that have the potential so accelerate sustainability. Mr. Khan is a shareholder of CYVOLVE, a pioneering cyber security company based out of New York City and London with four patents in data security. Since 2019, Mr. Khan has served as chief executive officer and Chairman of the Board of Trinity Hospitality Group LLC based out of New York City, which is currently developing a hotel property in New York City which will be a fully tech-enabled live and work destination in New York City with WIRED, a Condé Naste company. Trinity is currently developing over two billion dollars of a pipeline of “Digital Nomad” properties. Mr. Khan was chairman of the board of directors for Global Data Sentinel, Inc., a data security company, from 2018 through 2019. He is also the founder of Trinity White City Ventures RAK UAE (“White City”), an advisory boutique and family office based in Dubai and was a director from 2012 until 2014. White City made a bid to buy the Plaza Hotel in 2018, closed the transaction, then agreed to the sale of the hotel to the Qatari SWF.
Mr. Khan was the founding member of CRME (Colt Middle East) in 2012, a mining company which held gold, copper and lithium concessions in Pakistan and Afghanistan. From 2004 to 2008, he was a board member and shareholder of The Quimera Project, a research and development cluster based in Barcelona, Spain, comprised of over 60 technology companies as well as leading universities with the aim of commercializing technologies that have a positive impact on environmental sustainability. He also has a joint venture with American Ethane Corporation of Houston to invest in up to 6,000 megawatts of power projects in Pakistan in collaboration with General Electric. Mr. Khan was one of the founders of the tier one bank in Bahrain — Fortune Investment House and was focused on real estate investments in Bahrain and other countries in the Middle East. He was also founder of Global Voice Telecom, one of the first companies to receive a license for voice over the Internet in 1997 which subsequently merged into a Nasdaq listed company. Mr. Khan was the chief executive officer of Centile, a software company located in the South of France, which was sold to the European Development Bank in 2008. In 2009 Mr. Khan founded Zebasolar, one of the first developers of Solar power in India. Mr. Khan also served as a director on the boards of GD360 from 2017 through 2019,
Mr. Khan is currently appointed senator of the World Business Angels Investment Forum (“WBAF”), as an affiliated partner of the G20 Global Partnership for Financial Inclusion (GPFI). WBAF is committed to collaborating globally to empowering the economic development of the world. He is also a commissioner of the US Council on Competitiveness, which is a nonpartisan, leadership organization composed of CEOs, university presidents, labor leaders, and national lab directors committed to ensuring that the United States remains the world leader in innovation. The Council has one main goal: to strengthen America’s competitive advantage by acting as a catalyst for innovative public policy solutions. Mr. Khan was born in New York and has a Bachelor of Arts in Economics from American University and studied business management at Johns Hopkins University in Washington DC.
Isaac Chetrit is BurTech’s President. Mr. Chetrit is a real estate veteran with a background in architecture and electrical engineering. Mr. Chetrit is currently the chief executive officer and a director of Monti Consulting Services, a real estate consulting firm, which positions he has held since 2015. Monti Consulting specializes in retail and hospitality real estate, property technology and management services. In addition, since 2019, Mr. Chetrit has been the president and a director of the Trinity Hospitality Group, a real estate management, consulting, and development firm. Mr. Chetrit began his real estate career under the belt of The Taubman Company, where he built a reputation across major cities in the US. He was instrumental during his career with Taubman in making Dolphin Mall an institution in the industry and led the expansion and business development of many other luxury high end brands, restaurants, and entertainment venues in the USA and overseas. He has cemented valuable credibility in the Real Estate industry through his continuous involvement in functional management areas, project development, and consistently developing projects and brands that have become staples and powerhouses, both in the USA and globally.
Mr. Chetrit has also spent the last 20 years merchandising malls, shopping centers, hotels, and specializing in location assessment and negotiations. Later as the vice president of Westfield, Mr. Chetrit was solely responsible for high-end retail and entertainment development for the eastern U.S. During the last two decades, Mr. Chetrit has procured hundreds of millions of dollars in transactions across the U.S. and other parts of the world. For the past couple of years, Mr. Chetrit has deep dived into the fintech and proptech space to develop the next generation hospitality and real estate industries, with the objective to leverage these innovations within these industries to address continuing technologically progressive market demands. Mr. Chetrit has a bachelor of science degree in architecture and electrical engineering from ORT Toulouse, France.
Roman V. Livson is BurTech’s Chief Financial Officer. Since February 2021, Mr. Livson has been the Chief Financial Officer of Burkhan World, a family office investment company. Mr. Livson is also the Managing Member of BurTech LP, LLC, our Sponsor. Since July 2014, Mr. Livson has been serving as the Chief Compliance Officer at Katalyst Securities LLC, an investment banking firm. Mr. Livson started his professional career in the corporate finance department of PriceWaterhouseCoopers in London and Moscow where he focused on real estate, energy, metals and mining, shipping and logistics and telecommunications sectors. He subsequently worked in the investment banking department of Hagstromer and Qviberg, a leading Swedish brokerage firm. After moving to the US in 2000, Mr. Livson established an investment banking advisory firm to assist companies from Europe and BRIC countries in going public in the US, raising capital and engaging in cross-border mergers and acquisitions transactions. Mr. Livson served as Chief Financial Officer of a US public company where he was responsible for raising capital, structuring acquisitions and divestitures and financial reporting. Mr. Livson raised over $100 million for Oil & Gas, technology and biotechnology companies. Mr. Livson holds Series 7, 24, and 63 registrations with the FINRA. Mr. Livson has a Master’s degree in Mathematical Finance from Columbia University, a Masters in Physics from Moscow Institute Of Electronics Engineering, and a Banking and Financing Degree from The London School of Economics.
No officers or directors of BurTech are officers, directors or major shareholders of any other company to which they have fiduciary duties in conflict with those owed to BurTech and its stockholders.

Permitted Purchases of Our Securities
If BurTech seeks stockholder approval of the Business Combination and does not conduct redemptions in connection with such Business Combination pursuant to the tender offer rules, the Sponsor, and BurTech’s initial stockholders, directors, officers, advisors or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination. There is no limit on the number of shares such initial stockholders, directors, officers or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed publicly or if such purchases are prohibited by Regulation M under the Exchange Act. BurTech does not anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the trust account will be used to purchase shares or public warrants in such transactions prior to completion of the Business Combination.
The purpose of any such purchases of shares could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination or to satisfy a closing condition in an agreement that requires BurTech to have a minimum net worth or a certain amount of cash at the closing of the Business Combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with our Business Combination. Any such purchases of our securities may result in the completion of the Business Combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of BurTech’s shares of Class A common stock or warrants may be reduced and the number of beneficial holders of BurTech’s securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
BurTech’s sponsor, officers, directors and/or their affiliates anticipate that they may identify the stockholders with whom BurTech’s sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with our Business Combination. To the extent that the sponsor, officers, directors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against our Business Combination, whether or not such stockholder has already submitted a proxy with respect to our Business Combination. BurTech’s sponsor, officers, directors or their affiliates will only purchase public shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.
Any purchases by BurTech’s sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. The Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. BurTech expects that any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.
Redemption Rights for Public Stockholders Upon Completion of the Business Combination
BurTech will provide its public stockholders with the opportunity to redeem all or a portion of their shares of Class A Common Stock upon the completion of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the business combination including interest earned on the funds held in the trust account and not previously released to BurTech to pay its taxes, divided by the number of then outstanding public shares, subject to certain limitations. The amount in the trust account is initially anticipated to be approximately $10.00 per public share. The per-share amount BurTech will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions to be paid to underwriters. BurTech’s sponsor, officers and directors have entered into a letter agreement, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and placement shares and any public shares held by them in connection with the completion of the business combination.
Limitation on Redemption Upon Completion of the Business Combination
If BurTech seeks stockholder approval of the Business Combination and does not conduct redemptions in connection with such Business Combination pursuant to the tender offer rules, BurTech’s amended and restated certificate of incorporation will provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in the offering, which we refer to as the “Excess Shares.” Such restriction shall also be applicable affiliates of BurTech. This restriction will discourage stockholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a Business Combination as a means to force BurTech or its management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms.
Redemption of Public Shares and Liquidation if No Business Combination
BurTech’s certificate of incorporation provides that it has until December 15, 2023 (or December 15, 2024 if the Company extends the time to complete the Business Combination after such date on a month-to-month basis) to complete the Business Combination. BurTech plans to hold a special annual meeting of stockholders on December 9, 2024 pursuant to which it will ask its stockholders to approve an amendment to BurTech’s second amended and restated certificate of incorporation and investment management trust agreement giving BurTech the right to extend the date by which it has to complete an initial business combination from December 15, 2024 to May 15, 2025. If approved by BurTech’s stockholders, this will extend the life of BurTech to complete an initial business combination. However, if BurTech is unable to complete the Business Combination within such allotted time period, it will: (i) cease all operations except for the purpose of winding up, (ii) redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to BurTech to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate. There will be no redemption rights or liquidating distributions with respect to outstanding warrants, which will expire worthless if BurTech fails to complete the Business Combination within the allotted time period.
The Sponsor, officers and directors entered into a letter agreement pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to any founder shares and placement shares held by them if BurTech fails to complete the Business Combination within the allotted time. However, if the Sponsor, BurTech’s officers or directors separately acquire public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if BurTech fails to complete the Business Combination within the allotted time.
BurTech expects that all costs and expenses associated with implementing the plan of dissolution and payments to any creditors, will be funded from amounts remaining out of the approximately $1,150,000 of proceeds held outside the trust account, although there is no assurance that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing the plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay taxes, BurTech may request the trustee to release an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.
Facilities
BurTech’s executive offices are located at 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004 and the telephone number is (202) 600-5757. The executive offices are provided by BurTech LP LLC. As of the date of this proxy statement/prospectus, BurTech has agreed to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. The current office space is considered adequate for BurTech’s current operations.
Employees
BurTech has three officers. These individuals are not obligated to devote any specific number of hours to BurTech’s matters but they intend to devote as much of their time as they deem necessary, in the exercise of their respective business judgement, to BurTech’s affairs until the Business Combination is completed. The amount of time they will devote in any time period will vary based on the stage of the Business Combination process. BurTech does not have any full-time employees as of the date of this proxy statement/prospectus.
Legal Proceedings
There is no material litigation, arbitration or governmental proceeding currently pending against BurTech or any members of its management team in their capacity as such.
Directors and Executive Officers
BurTech’s executive officers and directors are as follows:
Name	Age	Position
Shahal Khan*	51	Chairman of the Board of Directors and Chief Executive Officer
Isaac Chetrit*	61	President, Director
Roman Livson*	52	Chief Financial Officer
Leon Golden	61	Director
Scott Young	65	Director
Joseph A. Porrello	52	Director

*
Denotes an executive officer.

Shahal M. Khan is the Chairman of the Board of Directors and Chief Executive Officer of BurTech. Mr. Khan’s career as an investor, entrepreneur and social venture capitalist spans over 22 years, with investments encompassing telecoms, real estate, energy, natural resources, technology (specific emphasis on Internet-related communications technologies and advanced cyber security solutions) as well as various other industrial sectors. He has contributed to the syndication of several billion in equity for projects as a principal through his family trust.
Mr. Khan is the founder and since its inception in January 2021, serves as chief executive officer and as a director of Burkhan World Investments LLC, a holding company with diversified investments focusing on reinvesting gains from portfolio investments into companies that have the potential so accelerate sustainability. Mr. Khan is a shareholder of CYVOLVE, a Cyber security company in New York City and London with patents in data security. Since 2019, Mr. Khan has served as chief executive officer and Chairman of the Board of Trinity Hospitality Group LLC based in New York City, which is currently developing a hotel property in New York City which will be a fully tech-enabled live and work destination in New York City with WIRED, a Condé Naste company. Trinity is currently developing a multi-billion dollar a pipeline of “Digital Nomad” properties. Mr. Khan was chairman of the board of directors for Global Data Sentinel, Inc., a data security company, from 2018 through 2019. He is also the founder of Trinity White City Ventures RAK UAE (“White City”), an advisory boutique and family office based in Dubai and was a director from 2012 until 2014. White City made a bid to buy the Plaza Hotel in New York in 2018, closed the transaction, then agreed to the sale of the hotel to the Qatari SWF.
Mr. Khan was the founding member of CRME (Colt Middle East) in 2012, a mining company which held gold, copper and lithium concessions in Pakistan and Afghanistan. From 2004 to 2008, he was a board member and shareholder of The Quimera Project, a research and development cluster based in Barcelona, Spain, comprised of technology companies as well as universities with the aim of commercializing technologies that have a positive impact on environmental sustainability. He also has a joint venture with American Ethane Corporation of Houston to invest in up to 6,000 megawatts of power projects in Pakistan in collaboration with General Electric. Mr. Khan was one of the founders of a tier one bank in Bahrain —Fortune Investment House — and was focused on real estate investments in Bahrain and other countries in the Middle East. He was also founder of Global Voice Telecom, one of the first companies to receive a license for voice over the Internet in 1997 which subsequently merged into a Nasdaq listed company. Mr. Khan was the chief executive officer of Centile, a software company located in the South of France. In 2009 Mr. Khan founded Zebasolar, one of the first developers of Solar power in India. Mr. Khan also served as a director on the boards of GD360 from 2017 through 2019,
Mr. Khan is currently appointed senator of the World Business Angels Investment Forum (“WBAF”), as an affiliated partner of the G20 Global Partnership for Financial Inclusion (GPFI). WBAF is committed to collaborating globally to empowering the economic development of the world. He is also a commissioner of the U.S. Council on Competitiveness, a nonpartisan, leadership organization composed of CEOs, university presidents, labor leaders, and national lab directors committed to ensuring that the United States remains the world leader in innovation. The Council has one main goal: to strengthen America’s competitive advantage by acting as a catalyst for innovative public policy solutions. Mr. Khan was born in New York and has a Bachelor of Arts in Economics from American University and studied business management at Johns Hopkins University.
Isaac Chetrit is President and one of BurTech’s directors. Mr. Chetrit is a real estate veteran with a background in architecture and electrical engineering. Mr. Chetrit is currently the chief executive officer and a director of Monti Consulting Services, a real estate consulting firm, which positions he has held since 2015. Monti Consulting specializes in retail and hospitality real estate, property technology and management services. In addition, since 2019, Mr. Chetrit has been the president and a director of the Trinity Hospitality Group, a real estate management, consulting, and development firm. Mr. Chetrit began his real estate career at The Taubman Company, where he built a reputation across major cities in the U.S. During his career with Taubman he contributed to developing numerous properties including the Dolphin Mall as well as the expansion and business development of many other luxury high end brands, restaurants, and entertainment venues in the U.S. and overseas.
Mr. Chetrit has also spent the last 20 years merchandising malls, shopping centers, hotels, and specializing in location assessment and negotiations. Later as the vice president of Westfield, Mr. Chetrit contributed to the high-end retail and entertainment development for the eastern U.S. During the last two decades, Mr. Chetrit has been involved with a number of real estate transactions in the U.S. and internationally. For the past few years, Mr. Chetrit has delved into the fintech and proptech space to develop the next generation hospitality and real estate industries, with the objective to leverage these innovations within these industries to address continuing technologically progressive market demands. Mr. Chetrit has a bachelor of science degree in architecture and electrical engineering from ORT Toulouse, France.
Roman V. Livson is the Chief Financial Officer. Since February 2021, Mr. Livson has been the Chief Financial Officer of Burkhan World, a family office investment company. Mr. Livson is also the Managing Member of BurTech LP, LLC, our Sponsor. Since July 2014, Mr. Livson has been serving as the Chief Compliance Officer at Katalyst Securities LLC, an investment banking firm. Mr. Livson started his professional career in the corporate finance department of PriceWaterhouseCoopers in London and Moscow where he focused on real estate, energy, metals and mining, shipping and logistics and telecommunications sectors. He subsequently worked in the investment banking department of Hagstromer and Qviberg, a leading Swedish brokerage firm. After moving to the U.S. in 2000, Mr. Livson established an investment banking advisory firm to assist companies from Europe and BRIC (Brazil, Russia, India and China) countries in going public in the U.S., raising capital and engaging in cross-border mergers and acquisitions transactions. Mr. Livson served as Chief Financial Officer of a US public company where he was responsible for raising capital, structuring acquisitions and divestitures and financial reporting. Mr. Livson raised over $100 million for oil & gas, technology and biotechnology companies. Mr. Livson is a CFA charterholder and held Series 7, 24, and 63 registrations with the FINRA. Mr. Livson has a Master’s degree in Mathematical Finance from Columbia University, a Master’s degree in Physics from Moscow State Institute of Electronics Technology (MEIT) and a degree in Finance from The London School of Economics and Political Science.
Leon Golden serves as a member of the Board of Directors. Mr. Golden is a chartered public accountant and has worked as an accountant at ARG Associates, Inc. an accounting firm in Brooklyn, New York since 1996. Mr. Golden has also been serving as a director for ARG Associates, Inc. since 1996. Mr. Golden has spent the past 25 years representing public and private companies in all areas of accounting practices. Through his expertise as a financial accountant, we believe he will be an integral part of the team. Mr. Golden is a certified public accountant (CPA) and has a bachelor’s degree from Brooklyn College.
Scott Young serves as a member of the Board of Directors. Since January 2010, Mr. Young has served as a Senior Advisor and director of Dial Partners LLP, And advisory firm specializing in mergers and acquisitions and corporate finance. Mr. Young was one of the three founding board members of Cambridge Quantum Computing Ltd, in Cambridge, England (“Cambridge”), serving from April 2015 through October 2017. After the recent announcement of a merger with Honeywell Quantum Solutions, Cambridge has become a leading integrated quantum computing company, incorporating quantum software, Honeywell’s quantum hardware, and a quantum operating system which was developed by Cambridge Quantum. Key attributes of the combined entity are quantum-enabled cybersecurity solutions, quantum chemistry for accelerated drug discovery and securities and commodities trading enhancement, all with the incorporation of artificial intelligence, machine learning and other technologies. Mr. Young also served as a director of Globomass Holdings Ltd. from January 2012 until October 2016. Mr. Young has served as a director of Omnicyte Limited since November 2003 and is currently a member of its Nominating and Corporate Governance Committee.
Mr. Young provides strategic advice to a wide range of entities, including private businesses, multinational companies, family offices, private equity groups and sovereign wealth funds. He is particularly focusing on companies that have developed technologies that are scalable on a worldwide basis, have strong management teams, and supported by solid commercial business models. Mr. Young was previously with Morgan Stanley & Company in New York in the International Capital Markets group where his responsibilities included assisting sovereign governments in raising debt on the international capital markets, working with large investment groups such as Templeton, JP Morgan Investment Management, Fidelity and Soros in providing investment advice and hedging strategies. He worked closely with Morgan Stanley’s Wealth Management group worldwide in identifying international investment strategies for its clients. Earlier positions include Corporate Finance, Fixed Income and Equity Sales and Syndication with the securities trading and merchant banking firm LF Rothschild & Co in New York providing financing, stock exchange listings and mergers & acquisitions advice to companies primarily in the Technology and Biotech sectors. Mr. Young worked with the U.S. office of the Organization for Economic Co-operation and Development in New York, providing guidance to the U.S. Government as well as a wide range of multinational companies with inter-European and EU policy and regulations governing financial services, labor practices, information sharing between police forces and security-related issues, space cooperation and other key areas. Mr. Young has a Bachelor of Science in Economics and International Studies, as well as a Juris Doctor degree and Master of Business Administration degree from the University of North Carolina at Chapel Hill.
Joseph A. Porrello serves as a member of the Board of Directors. Mr. Porrello has been practicing law in South Florida for over twenty-four years, representing the needs of physicians, high net worth individuals and their families, including founding his own law firm, Joseph A. Porrello, P.A., in 2002. Prior to founding Joseph A. Porrello, P.A., Mr. Porrello was a member of the Tax, Trusts & Estates and Corporate Departments of Bilzin Sumberg, LLP, a South Florida law firm. Mr. Porrello has extensive experience in designing and implementing sophisticated strategies to protect business assets from creditors and the effects of income, estate and other taxes. Mr. Porrello has been a director of Benessere Capital Acquisition Corp., a special purpose acquisition company, since November 2021. Mr. Porrello has served as a director of Compass East, LLC, an accounting and financial planning advisory firm, since 2010. Mr. Porrello received a Bachelor of Arts degree from the University of Florida, a Juris Doctor degree from the University of Denver and a Master of Laws degree in taxation from the University of Florida.

Number and Terms of Office of Officers and Directors
BurTech has four directors. The board of directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term.
BurTech officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. The board of directors is authorized to appoint persons to the offices set forth in the bylaws as it deems appropriate. The bylaws provide that BurTech officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, Chief Operating Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.
Director Independence
Nasdaq listing standards require that a majority of the BurTech board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Executive Officer and Director Compensation
None of BurTech’s officers or directors have received any compensation for services rendered to BurTech. The Sponsor, officers, directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on BurTech’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

BURTECH MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Overview
BurTech a blank check company incorporated in Delaware on March 2, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. BurTech an emerging growth company and, as such, is subject to all of the risks associated with emerging growth companies.
On December 10, 2021, BurTech completed the IPO of 28,750,000 units, including 3,750,000 units from the full exercise of the overallotment option by the underwriters, at $10.00 per unit (the “Units”). Each Unit consists of one BurTech Class A Common Stock and one Public Warrant. Each whole warrant entitles the holder to purchase one Class A common stock at a price of $11.50 per share. Simultaneously with the consummation of the IPO, BurTech consummated the private placement of 898,250 Private Placement Units to Sponsor, including 93,750 units from the full exercise of the overallotment option by the underwriters, at a price of $10.00 per units, generate an aggregate of $8,982,500 proceeds.
In connection with the stockholders’ vote at the Special Meeting of stockholders held by BurTech on March 10, 2023, 22,119,297 shares were tendered for redemption. As a result, approximately $227.8 million (approximately $10.30 per share redeemed) was removed from the Trust Account to pay holders. Following redemptions, BurTech has 6,630,703 shares of BurTech Class A Common Stock outstanding, and approximately $68.0 million will remain in the Trust Account.
In connection with the stockholders’ vote at the Second Special Meeting of stockholders held by BurTech on December 11, 2023, BurTech’s stockholders redeemed 2,285,040 shares during the Second Special Meeting. As a result, approximately $24.5 million (approximately $10.74 per share) was removed from the Trust Account to pay such holders. The amount was removed from the Trust Account on January 5, 2024.
In conjunction with the above redemptions, the stockholders also voted on extending the original liquidation from March 15, 2023 to December 15, 2023, (the “extended liquidation date”) extending the life of BurTech to complete an initial business combination. On December 11, 2023 (the “Second Special Meeting”), BurTech entered into an amendment to the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company (the “Second Trust Amendment”). Pursuant to the Second Trust Amendment, BurTech has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period (each an “Extension”), until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of BurTech Class A Common Stock or $150,000 (the “Extension Payment”) for each one-month Extension. On January 16, 2024, February 9, 2024, March 12, 2024, April 10, 2024, May 10, 2024, June 12, 2024, July 12, 2024 and August 14, 2024, the Sponsor deposited $130,370 on each date into the Trust Account to extend the life of BurTech from January 15, 2024 to November 15, 2024.
BurTech plans to hold a special annual meeting of stockholders on December 9, 2024 pursuant to which it will ask its stockholders to approve an amendment to BurTech’s second amended and restated certificate of incorporation and investment management trust agreement giving BurTech the right to extend the date by which it has to complete an initial business combination from December 15, 2024 to May 15, 2025, with no additional payment to the Trust Account. If approved by BurTech’s stockholders, this will extend the life of BurTech to complete an initial business combination.
However, if BurTech is unable to complete the Business Combination within the Combination Period. BurTech will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to BurTech to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following the redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if we fail to complete the initial business combination within the Combination Period.
Results of Operations
BurTech has neither engaged in any operations nor generated any revenues to date. BurTech’s only activities through September 30, 2024 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a Business Combination. BurTech does not expect to generate any operating revenues until after the completion of our Business Combination. BurTech generates non-operating income in the form of interest dividends on marketable securities held in the Trust Account. BurTech incurs expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence and transaction expenses.
For the three months ended September 30, 2024, we had a net loss of $875,953, which consisted of $1,302,114 in operating costs and franchise taxes, change in fair value of backstop agreement of $89,929 and provision for income taxes of $122,233, offset by interest from investments held in our Trust Account of $638,323.
For the nine months ended September 30, 2024, we had a net loss of $1,486,799, which consisted of $2,526,265 in operating costs and franchise taxes, change in fair value of backstop agreement of $446,776 and provision for income taxes of $406,071, offset by interest from investments held in our Trust Account of $1,892,313.
For the three months ended September 30, 2023, we had a net income of $3,362, which consisted of interest from marketable securities held in our Trust Account of $910,391, offset by operating costs and franchise taxes of $727,703 and provision for income taxes of $179,326.
For the nine months ended September 30, 2023, we had a net income of $1,676,925, which consisted of interest from marketable securities held in our Trust Account of $4,809,802, offset by $2,179,968 in operating costs and franchise taxes and provision for income taxes of $952,909.
Liquidity and Going Concern
As of September 30, 2024, BurTech had $66,621 in its restricted cash account and $49,915,251 in investments held in trust. Restricted cash is held exclusively for payment of current tax liabilities. As of September 30, 2024, $4,633,444 of the amount on deposit in the Trust Account represents interest income.
BurTech’s liquidity needs up to September 30, 2024 had been satisfied through a payment from Sponsor of $25,000 for the Founder Shares to cover certain offering costs, the loan under an unsecured promissory note from the Sponsor of $1,500,000, working capital advances from the Sponsor and the net proceeds from the consummation of the Initial Public Offering held outside of the trust account. As of September 30, 2024, BurTech had $1,500,000 outstanding under a Convertible Promissory Note and $2,164,291 outstanding as advances from Sponsor.
Until the consummation of a Business Combination, BurTech will use the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination. BurTech expects it will need to raise additional capital through loans or additional investments from its Sponsor, stockholders, officers, directors, or third parties. BurTech’s officers, directors and the Sponsor may, but are not obligated to, loan BurTech funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet BurTech’s working capital needs. Accordingly, BurTech may not be able to obtain additional financing. If BurTech is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. BurTech cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.
BurTech is less than 7 months from its mandatory liquidation as of the time of filing of BurTech’s Annual Report on Form 10-K for the year ending December 31, 2023 (the “Annual Report”). In connection with BurTech’s assessment of going concern considerations in accordance with Accounting Standards Codification Subtopic 205-40, “Presentation of Financial Statements — Going Concern,” BurTech’s management has determined that the liquidity condition due to insufficient working capital, described above, and mandatory liquidation raises substantial doubt about BurTech’s ability to continue as a going concern for at least one year from the date the financial statements contained in the Annual Report are issued.
These conditions raise substantial doubt about BurTech’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should BurTech be unable to continue as a going concern.
Off-Balance Sheet Financing Arrangements
BurTech has no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of September 30, 2024. BurTech does not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. BurTech has not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual Obligations
BurTech does not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of its financial advisor a monthly fee of $10,000 for office space, utilities and administrative support. Upon completion of the Business Combination or BurTech’s liquidation, BurTech will cease paying these monthly fees.
Critical Accounting Policies
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. BurTech has identified the following as its critical accounting policies:
Common Stock Subject to Possible Redemption
BurTech accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. BurTech Class A Common Stock feature certain redemption rights that are considered to be outside of its control and subject to the occurrence of uncertain future events. Accordingly, as of September 30, 2024 and December 31, 2023, 4,345,663 BurTech Class A Common Stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ deficit section of our balance sheets.
BurTech recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid in capital and accumulated deficit.

Warrants
BurTech does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. BurTech evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15.
BurTech accounts for the Warrants, as either equity or liability-classified instruments based on an assessment of the specific terms of the Warrants and the applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the Warrants meet all of the requirements for equity classification under ASC 815, including whether the Warrants are indexed to our own common stocks and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of our control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of issuance of the Warrants and as of each subsequent quarterly period end date while the Warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, such warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, such warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of liability-classified warrants are recognized as a non-cash gain or loss on the statements of operations.
BurTech evaluated the public warrants and private warrants in accordance with ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” and concluded that they met the criteria for equity classification and are required to be recorded as part a component of additional paid-in capital at the time of issuance.
Net (Loss) Income Per Common Stock
BurTech has two classes of shares, which are referred to as BurTech Class A common stock and Class B common stock. Earnings and losses are shared pro rata between the two classes of shares. The 29,648,250 potential common stocks for outstanding warrants to purchase BurTech shares were excluded from diluted earnings per share for the three and nine months ended September 30, 2024 and 2023 because the warrants are contingently exercisable, and the contingencies have not yet been met and its inclusion would be anti-dilutive. As a result, diluted net income or loss per common stock is the same as basic net income or loss per common stock for the periods.
Recent Accounting Pronouncements
In August 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. As a smaller reporting company, ASU 2020-06 is effective January 1, 2024 for fiscal years beginning after December 15, 2023 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. BurTech is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows. BurTech has not adopted this guidance as of September 30, 2024.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires disclosure of incremental income tax information within the rate reconciliation and expanded disclosures of income taxes paid, among other disclosure requirements. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. BurTech’s management does not believe the adoption of ASU 2023-09 will have a material impact on its financial statements and disclosures.
BurTech management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statement.

CERTAIN BURTECH RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
BurTech Class B Common Stock
On May 21, 2021, the Sponsor purchased 8,625,000 Founder Shares for an aggregate purchase price of $25,000. On September 24, 2021, BurTech issued 862,500 shares of BurTech Class B Common Stock in connection with a 1.1 stock split, resulting in an aggregate of 9,487,500 shares of BurTech Class B Common Stock outstanding, or approximately $0.003 per share. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 24.81% of the outstanding shares upon completion of the IPO (excluding the shares of Class A common stock issued to EF Hutton, division of Benchmark Investments, LLC (the “Representative”) or its designees, the Private Placement Units and securities underlying the Private Placement Units and assuming the initial stockholders do not purchase units in the IPO). On December 11, 2023, BurTech issued an aggregate of 9,487,495 shares of BurTech Class A Common Stock, to the holders of BurTech Class B Common Stock, upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 shares of BurTech Class A Common Stock issued in connection with the Exchange are subject to the same restrictions as applied to BurTech Class B Common Stock before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the IPO.
The Public Stockholders have agreed not to transfer, assign or sell any of their Founder Shares (or shares of common stock issuable upon conversion thereof) until the earlier to occur of: (A) six months after the completion of the Business Combination and (B) subsequent to the Business Combination, if the reported last sale price of the BurTech Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the initial business combination.
IPO Promissory Note
On May 21, 2021, the Sponsor issued unsecured promissory note to BurTech (the “IPO Promissory Note”), pursuant to which BurTech may borrow up to an aggregate principal amount of $300,000, to be used for payment of costs related to the IPO. The outstanding balance under the IPO Promissory Note was repaid at the closing of the initial public offering on December 15, 2021.
Administrative Support Agreement
On December 15, 2021, BurTech paid an affiliate of the Sponsor $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or its liquidation, BurTech will cease paying these monthly fees. As of December 31, 2023 and 2022, BurTech incurred $120,000 and $112,903 for the administrative service fees, respectively, of which $60,000 and $0 are recorded as accrued expenses in the balance sheets, respectively. For the three and nine months ended September 30, 2024, the Company incurred $30,000 and $90,000 for the administrative service fees, respectively, of which $90,000 are recorded as accrued expenses in the balance sheets. For the three and nine months ended September 30, 2023, the Company incurred and paid $30,000 and $90,000 for the administrative service fees.
Working Capital Loans
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds on a non-interest bearing basis as may be required (the “Working Capital Loans”). If the Company completes an initial Business Combination, the Company would repay the Working Capital Loans. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of the Working Capital Loans made by the Sponsor, the Company’s officers and directors, or the Company’s or their affiliates to the Company prior to or in connection with the initial Business Combination may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of the initial Business Combination. The units would be identical to the placement units. Other than as described above, the terms of the Working Capital Loans by the Sponsor, the Company’s officers and directors or their affiliates, if any, have not been determined and no written agreements exist with respect to the Working Capital Loans. The Company does not expect to seek loans from parties other than the Sponsor or an affiliate of the Sponsor as the Company does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.
On February 1, 2023, the Company issued an unsecured convertible promissory note to the Sponsor, pursuant to which the Company borrowed $1,500,000 from the Sponsor for general corporate purposes. Such loan may, at the Sponsor’s discretion, be converted into Units of the Company (as defined above), the conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such Payee by (y) $10.00. The terms of the Working Capital Shares will be identical to those of the Private Units that were issued to the Sponsor in connection with the Initial Public Offering. The Working Capital Loan will not bear any interest and will be repayable by the Company to the Sponsor, if not converted or repaid on the effective date of a Business Combination involving the Company and one or more businesses. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Working Capital Loan). As of September 30, 2024 and December 31, 2023, $1,500,000 and $810,345 in working capital loans were outstanding, respectively.
Advances from Sponsor
As of September 30, 2024, the Sponsor provided working capital and extension deposits on behalf of the Company. These amounts are reflected on the condensed consolidated balance sheets as advances from Sponsor. The advances are non-interest bearing and are payable on demand. At September 30, 2024, the Company had advances owed to the Sponsor in the amount of $2,164,291. At December 31, 2023, the Company had no advances owed to the Sponsor. During the three months ended September 30, 2024, the Company received $844,000 from its Sponsor for payment of operating expenses and ongoing business operations. Additionally, during the three months ended September 30, 2024, the Sponsor paid $260,740 to the trust for extension payments.
Related Party Policy
BurTech’s Code of Ethics, which BurTech adopted on December 15, 2021, requires BurTech to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) BurTech or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of BurTech Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
In addition, BurTech’s audit committee, pursuant to a written charter that BurTech adopted on December 15, 2021, is responsible for reviewing and approving related party transactions to the extent that BurTech enters into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. BurTech also require each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, BurTech has agreed not to consummate an initial business combination with an entity that is affiliated with any of BurTech’s Sponsor, officers or directors unless BurTech, or a committee of independent directors, have obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that BurTech’s initial business combination is fair to BurTech from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by BurTech to its Sponsor, officers or directors or any affiliate of its Sponsor, officers or directors prior to, for services rendered to BurTech prior to, or in connection with any services rendered in order to effectuate, the consummation of BurTech’s initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to BurTech’s Sponsor, officers or directors, or BurTech’s or their affiliates, none of which will be made from the proceeds of the IPO held in the trust account prior to the completion of the initial business combination:
•
Repayment of up to an aggregate of $300,000 in loans made to BurTech by the Sponsor to cover offering-related and organizational expenses;

•
Payment to BurTech’s financial advisor of $10,000 per month, for up to 15 months, for office space, utilities and secretarial and administrative support;

•
Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•
Repayment of non-interest bearing loans which may be made by the Sponsor or an affiliate of the Sponsor or certain of BurTech’s officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which (other than as described above) have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of the initial business combination. The units would be identical to the placement units.

BurTech’s audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or BurTech’s or their affiliates.

DIRECTORS AND EXECUTIVE OFFICERS AFTER THE BUSINESS COMBINATION
Directors and Executive Officers
Upon the consummation of the Business Combination, the business and affairs of New Blaize will be managed by or under the direction of the New Blaize Board, which is anticipated to have seven (7) members. The following table sets forth the name, age and position of each of the expected directors and executive officers of New Blaize upon consummation of the Business Combination.
Name	Age*	Position
Executive Officers
Dinakar Munagala	49	Chief Executive Officer and Director
Harminder Sehmi	62	Chief Financial Officer
Non-Employee Directors
Edward Frank(1)(2)	67	Director
Lane Bess(3)	63	Director
Juergen Hambrecht(3)	78	Director
Tony Cannestra(1)(2)	60	Director
George de Urioste(1)(2)	69	Director

*
As of October 7, 2024

(1)
Member of New Blaize audit committee, effective upon the consummation of the Business Combination.

(2)
Member of New Blaize compensation committee, effective upon the consummation of the Business Combination.

(3)
Member of New Blaize nominating and corporate governance committee, effective upon the consummation of the Business Combination.

Executive Officers
Dinakar Munagala
Dinakar Munagala is a co-founder of Blaize and has served as our Chief Executive Officer and a member of our board of directors since our inception in January 2010. Prior to that, Mr. Munagala has served in a leadership role in the Graphics Division of Intel Corporation. Mr. Munagala holds a Bachelor’s of Science Degree in Electrical and Computer Engineering from Osmania University and Master’s Degree in Electric and Computer Engineering from Purdue University. We believe that Mr. Munagala is qualified to serve as a member of the New Blaize Board due to his education and extensive experience as an executive officer and board member of companies in the technology space.
Harminder Sehmi
Harminder Sehmi has served as our Chief Financial Officer since November 2023. From July 2019 to October 2023, Mr. Sehmi served as our Vice President of Finance overseeing the Finance, Legal and Human Resources functions. Prior to that, from October 2011 to May 2016, Mr. Sehmi served as the Finance Director of Truphone, a GSMA-accredited global mobile network headquartered in London, with operations globally. In addition, Mr. Sehmi served in a variety of operational, group and global roles with Vodafone Group PLC. Mr. Sehmi is a member of the Institute of Chartered Accountants in England and Wales (ACA) and he obtained his Accounting qualifications from the Oxford Brookes University and a Masters in Business Administration from the Cranfield School of Management.
Non-Employee Directors
Upon the consummation of the Business Combination, the initial size of the New Blaize Board is expected to be seven (7) directors, each of whom will be voted upon by BurTech’s stockholders at the special meeting. In addition to Dinakar Munagala, New Blaize’s non-employee director nominees are:

Lane Bess
Lane Bess has served as a member of our board of directors since January 2022. Since September 2022, Mr. Bess has served as the Chief Executive Officer of Deep Instinct, a cybersecurity company that applies deep learning to cybersecurity. In addition, he has served as the Principal and Founder of Bess Ventures and Advisory since March 2015. Prior to that, he served as the Chief Operating Officer of Zscaler Inc., a cloud-based internet security services company. Since 2019, Mr. Bess has served as a member of the board of directors of TrueFort Inc., a software company offering advanced microsegmentation tools and solutions for real-time visibility into the production environment. Mr. Bess received a Bachelor’s of Science degree in Managerial Economics from Carnegie Mellon University and a Master’s Degree in Business Administration from the University of Dayton. We believe that Mr. Bess is qualified to serve as a member of our board of directors due to his over 30 years as an operational executive officer of companies in the technology space and extensive experience in building technology businesses in Europe, Asia Pacific and Japan, among other international regions.
Tony Cannestra
Tony Cannestra has served as a member of our board of directors since October 2016. Since April 2014, Mr. Cannestra has served as a Director of Corporate Ventures for DENSO International America, a U.S. subsidiary of DENSO Corporation, a global automotive components manufacturer headquartered in Japan. He currently serves as a member of the board of directors of Dellfer, Inc., an Internet of Things (IoT) and automotive cybersecurity company; Quadric, a company developing a leading processor architecture optimized for on-device AI computing; Lambda:4, a developer of a leading range algorithm for Bluetooth Channel Sounding; Metawave Corporation, a wireless technology company that builds intelligent and high-performance automotive radars by leveraging metamaterials and AI; and Canatu, a carbon nonamaterial developer. Previously, from May 2019 to November 2020, Mr. Cannestra previously served on the board of directors of BOND Mobility. Mr. Cannestra received a Bachelor of Arts in International Economics from the University of California at Berkeley and a Masters in Business Administration, with a Certificate in Management of Technology, from the University of California at Berkeley. We believe that Mr. Cannestra is qualified to serve as a member of our board of directors due to his education and extensive experience as a director of companies in the technology and automotive industry.
Dr. Edward (Ed) H. Frank
Dr. Edward H. Frank has served as a member of our board of directors since December 2021. Dr. Frank has served as the Executive Chair of Gradient Technologies, an Identity and Access Management cybersecurity startup, and a member of the board of directors of Rocket Lab, since September 2022. In addition, he has served on the board of directors of Analog Devices and SiTime since July 2014 and November 2019, respectively. Previously, Dr. Frank served on the board of directors of Cavium, FusionIO, Marvell, and Quantenna and prior to Gradient Technologies, he was co-founder and CEO of Cloud Parity Inc., a voice-of-the-customer startup in the SF Bay Area, founded in late 2013. Dr. Frank is also a named inventor on over 50 issued patents and serves as an advisor to and/or board member of several startups. Dr. Frank holds a Bachelor’s of Science Degree and Master’s Degree in Electric Engineering from Stanford University and received a Ph.D. in Computer Science from Carnegie Mellon University, where he was a Hertz Foundation Fellow. He is a member of the National Academy of Engineering (NAE), a Fellow of the Institute for Electrical and Electronic Engineers (IEEE), and a Board Leadership Fellow of the National Association of Corporate Directors (NACD). We believe that Dr. Frank is qualified to serve as a member of the New Blaize Board due to his education and extensive experience as a board member of companies in the technology space.
Dr. Jüergen Hambrecht
Dr. Jüergen Hambrecht has served as a member of our board of directors since February 2022. From 2014 to 2020, Dr. Hambrecht served as the Chief Executive Officer and Chairman of the board of directors of BASF SE, a global supplier of chemicals for industries including construction and coatings, automotive, health and nutrition, among others. Since 2020, Dr. Hambrecht has served as a member of the board of directors for Nyxoah S.A. and as lead director of the board for AYA Gold & Silver. Previously, from 2008 to 2021, he served as member of the board of directors and as a member on the presidential committee of Mercedes-Benz AG, a German multinational automotive company and one of the world’s leading car manufacturers. In addition, Dr. Hambrecht served on the board of directors of Daimler Truck AG from 2019 to 2021. Dr. Hambrecht received a Doctorate in Chemistry from the University of Tübingen, Germany. We believe that Dr. Hambrecht is qualified to serve as a member of the New Blaize Board due to his education and extensive experience as a board member of automotive and materials and supply companies.
George de Urioste
George de Urioste will serve as a member of our board of directors following the closing of the Business Combination. From August 2023 to present, he has served as a director of the board of Roambee Corporation and from September 2021 to present, he has served on the board of directors of HeartBeam Inc. From October 2021 to present, Mr. de Urioste has performed a variety of consulting and advisor services, including interim chief financial officer of Mozilla Corporation and previously Marvell Technologies, Inc. From April 2019 to September 2020, he served as the chief financial officer of 4iQ, Inc., a cybersecurity intelligence company. His overall experience includes ten board of director roles, including several audit committee chairman roles and other committee roles. Mr. de Urioste received a Bachelor of Science in Accounting from the University of Southern California and a Master of Business Administration, Finance & International Business, from the University of California at Berkeley and was previously a Certified Public Accountant. We believe that Mr. de Urioste is qualified to serve as a member of our board of directors due to his education and extensive experience as a CFO and COO at public and private companies, his public accounting experience at Deloitte and extensive experience as a director of companies in the technology industry.
Board Composition
New Blaize’s business and affairs will be organized under the direction of the New Blaize Board. We anticipate that the New Blaize Board will consist of seven (7) members upon the consummation of the Business Combination, with each director having a term that expires at our annual meeting of stockholders in 2025 after the completion of the Business Combination and when his or her respective successor is duly elected and qualified, or upon his or her earlier death, resignation, retirement or removal. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Lane M. Bess will serve as Chairman of the New Blaize Board. The primary responsibilities of the New Blaize Board will be to provide oversight, strategic guidance, counseling and direction to New Blaize’s management. The New Blaize Board will meet on a regular basis and additionally as required.
At each annual meeting of stockholders, the successors to the directors of New Blaize will be elected to serve from the time of election and qualification until the next annual meeting following their election and until their successors are duly elected and qualified, or their earlier resignation, removal, disqualification or death. New Blaize’s directors may be removed for cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of New Blaize’s voting stock.
Director Independence
Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, upon the consummation of the Business Combination, we anticipate that each of the directors on the New Blaize Board, other than Dinakar Munagala and Lane M. Bess, will qualify as independent directors, as defined under the Nasdaq Stock Exchange listing rules (the “Nasdaq listing rules”), and the New Blaize Board will consist of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements. In addition, New Blaize will be subject to the rules of the SEC and Nasdaq relating to the membership, qualifications and operations of the audit committee, as discussed below.
Role of the New Blaize Board in Risk Oversight/Risk Committee
Upon the consummation of Business Combination, one of the key functions of the New Blaize Board will be informed oversight of New Blaize’s risk management process. The New Blaize Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the New Blaize Board as a whole, as well as through various standing committees of the New Blaize Board that address risks inherent in their respective areas of oversight. In particular, the New Blaize Board will be responsible for monitoring and assessing strategic risk exposure and New Blaize’s audit committee will have the responsibility to consider and discuss New Blaize’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee will also monitor compliance with legal and regulatory requirements. New Blaize’s compensation committee will assess and monitor whether New Blaize’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Board Committees
Effective upon the consummation of the Business Combination, we anticipate that the New Blaize Board will establish an audit committee, a compensation committee and a nominating and corporate governance committee. The New Blaize Board will adopt a charter for each of these committees, which will comply with the applicable requirements of current Nasdaq rules. In addition, from time to time, special committees may be established under the direction of the New Blaize Board when the board deems it necessary or advisable to address specific issues. New Blaize intends to comply with future requirements to the extent they will be applicable to New Blaize. Following the consummation of the Business Combination, copies of the charters for each committee will be available on the investor relations portion of New Blaize’s website.
Audit Committee
New Blaize’s audit committee will consist of George de Urioste, Edward Frank and Tony Cannestra. The New Blaize Board is expected to determine that each of the members of the audit committee will satisfy the independence requirements of Nasdaq listing rules and Rule 10A-3 under the Exchange Act. Each member of the audit committee can read and understand fundamental financial statements in accordance with applicable audit committee requirements. In arriving at this determination, the New Blaize Board examined each audit committee member’s scope of experience and the nature of their prior and/or current employment. George de Urioste will serve as the chair of the audit committee. The New Blaize Board is expected to determine that Mr. de Urioste qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq listing rules. In making this determination, the New Blaize Board considered Mr. de Urioste’s formal education and previous experience in financial roles. Both New Blaize’s independent registered public accounting firm and management periodically will meet privately with New Blaize’s audit committee.
The functions of this committee will include, among other things:
•
evaluating the performance, independence, compensation, retention, oversight and qualifications of New Blaize’s independent auditors and determining whether to retain New Blaize’s existing independent auditors or engage new independent auditors;

•
reviewing New Blaize’s financial reporting processes and disclosure controls;

•
reviewing and approving the engagement of New Blaize’s independent auditors to perform audit services and any permissible non-audit services;

•
reviewing the adequacy and effectiveness of New Blaize’s internal control policies and procedures, including reviewing, with the independent auditors, management’s plans with respect to the responsibilities, budget, staffing and effectiveness of New Blaize’s internal audit function, and reviewing and approving New Blaize’s head of internal audit (if established);

•
reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by New Blaize;

•
obtaining and reviewing at least annually (if required by applicable stock exchange listing requirements) or as otherwise determined, a report by New Blaize’s independent auditors describing the independent auditors’ internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review, or any inquiry or investigation by governmental or professional authorities;
•
setting clear hiring policies for employees or former employees of New Blaize’s independent auditors;

•
monitoring the rotation of partners of New Blaize’s independent auditors on New Blaize’s engagement team as required by law;

•
at least annually, reviewing relationships that may reasonably be thought to bear on the independence of the committee, receiving and reviewing a letter from the independent auditor affirming their independence, discussing the potential effects of any such relationship, and assessing and otherwise taking the appropriate action to oversee the independence of New Blaize’s independent auditor;

•
reviewing New Blaize’s annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors,” and discussing the statements and reports with New Blaize’s independent auditors and management;

•
reviewing with New Blaize’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of New Blaize’s financial controls and critical accounting policies;

•
reviewing with management and New Blaize’s independent auditors any earnings announcements, disclosures and other financial information and guidance;

•
establishing procedures for the review, retention and investigation of complaints received by New Blaize regarding financial controls, accounting, auditing or other matters;

•
preparing the report that the SEC requires in New Blaize’s annual proxy statement;

•
reviewing and providing oversight of any related party transactions in accordance with New Blaize’s related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including New Blaize’s code of business conduct and ethics;

•
reviewing and discussing with management risks related to data privacy, technology and information security, including cybersecurity, back-up of information systems, and policies and procedures that New Blaize has in place to monitor and control such exposures;

•
reviewing New Blaize’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;

•
reviewing any analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•
reviewing with management and the independent auditors any disagreement between them regarding financial reporting, accounting practices or policies, or other matters, that individually or in the aggregate could be significant to New Blaize’s financial statements or the independent auditor’s report, reviewing management’s response, and resolving any other conflicts or disagreements regarding financial reporting;

•
considering and reviewing with management, the independent auditors, and outside advisors or accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding New Blaize’s financial statements or accounting policies;

•
reviewing with management legal and regulatory compliance and any material current, pending or threatened legal matters; and

•
reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

The composition and function of the audit committee will comply with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq listing rules.

Compensation Committee
New Blaize’s compensation committee will consist of Edward Frank, George de Urioste and Tony Cannestra. Edward Frank will serve as the chair of the compensation committee. The New Blaize Board is expected to determine that each of the members of the compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and will satisfy the independence requirements of Nasdaq. The functions of the committee will include, among other things:
•
reviewing and approving the corporate goals and objectives that pertain to New Blaize’s overall compensation strategy and policies;

•
reviewing and approving annually the compensation and other terms of employment of New Blaize’s executive officers and other members of senior management, in the compensation committee’s discretion;

•
reviewing and approving the type and amount of compensation to be paid or awarded to New Blaize’s non-employee board members;

•
administering New Blaize’s equity incentive plans and other benefit plans;

•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements with New Blaize’s executive officers and other members of senior management, in the compensation committee’s discretion;

•
reviewing and establishing appropriate insurance coverage for New Blaize’s directors and officers;

•
reviewing and discussing with management New Blaize’s disclosures under the caption “Compensation Discussion and Analysis” in New Blaize’s periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•
preparing an annual report on executive compensation that the SEC requires in New Blaize’s annual proxy statement;

•
reviewing New Blaize’s practices and policies for employee compensation as related to risk management and risk-taking incentives to determine if such compensation policies and practices are reasonably likely to have a material adverse effect on New Blaize;

•
establishing and monitoring stock ownership guidelines for directors and executive officers of New Blaize, if and as determined to be necessary or appropriate;

•
providing recommendations to the New Blaize Board on compensation-related proposals to be considered at New Blaize’s annual meeting of stockholders;

•
reviewing and discussing with management, if appropriate, the independence of and any conflicts of interest raised by the work of a compensation consultant, outside legal counsel, or advisor hired by the compensation committee or management and how such conflict is being addressed for disclosure in the appropriate filing or report;

•
annually reviewing and discussing with management New Blaize’s human capital management practices with respect to its employees and, where applicable, independent contractors;

•
approving and modifying, as needed, clawback policies allowing New Blaize to recoup improper compensation paid to employees; and

•
reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with the New Blaize Board.

The composition and function of the compensation committee will comply with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq listing rules.
Nominating and Corporate Governance Committee
New Blaize’s nominating and corporate governance committee will consist of Juergen Hambrecht and Lane M. Bess. Juergen Hambrecht will serve as the chair of the nominating and corporate governance committee. The New Blaize Board is expected to determine that each of the members of New Blaize’s nominating and corporate governance committee will satisfy the independence requirements of Nasdaq. The functions of this committee include, among other things:
•
determining the qualifications, qualities, skills and other expertise required to be a director of New Blaize, and developing and recommending to the New Blaize Board for approval criteria to be considered in selecting nominees for director;

•
identifying, reviewing and making recommendations of candidates to serve on the New Blaize Board, including incumbent directors for reelection;

•
evaluating the performance of the New Blaize Board, committees of the New Blaize Board and individual directors and determining whether continued service on the New Blaize Board is appropriate;

•
periodically reviewing and making recommendations to the New Blaize Board regarding New Blaize’s process for stockholder communications with the New Blaize Board, and making such recommendations to the New Blaize Board with respect thereto;

•
evaluating nominations by stockholders of candidates for election to the New Blaize Board;

•
evaluating the structure and organization of the New Blaize Board and its committees and making recommendations to the New Blaize Board for approvals;

•
considering possible conflicts of interest of officers and directors as set forth in New Blaize’s code of business conduct and ethics;

•
reviewing and considering environmental, social responsibility and sustainability and governance matters as it determines appropriate and making recommendations to the New Blaize Board regarding, or taking action with respect to, such matters;

•
periodically reviewing New Blaize’s corporate governance guidelines and code of business conduct and ethics and recommending to the New Blaize Board any changes to such policies and principles;

•
developing and periodically reviewing with New Blaize’s Chief Executive Officer the plans for succession for New Blaize’s Chief Executive Officer and other executive officers, as it sees fit, and making recommendations to the New Blaize Board with respect to the selection of appropriate individuals to succeed to these positions;

•
considering the New Blaize Board’s leadership structure, including the separation of the roles of chairperson of the New Blaize Board and the Chief Executive Officer and/or the appointment of a lead independent director;

•
periodically reviewing the processes and procedures used by New Blaize to provide information to the New Blaize Board and its committees and the scope of such information and making recommendations to the New Blaize Board and management for improvement as appropriate; and

•
reviewing periodically the nominating and corporate governance committee charter and recommending any proposed changes to the New Blaize Board, including undertaking an annual review of its own performance.

The composition and function of the nominating and corporate governance committee will comply with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq listing rules.
Compensation Committee Interlocks and Insider Participation
None of the intended members of New Blaize’s compensation committee has ever been an executive officer or employee of New Blaize. None of New Blaize’s executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the New Blaize Board or compensation committee.

Limitation on Liability and Indemnification of Directors and Officers
The Proposed Charter, which will be effective upon consummation of the Business Combination, eliminates the liability of New Blaize’s officer and directors for monetary damages to the fullest extent permitted by applicable law. The DGCL provides that officers and directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties, except for liability:
•
for any transaction from which the director or officer derives an improper personal benefit;

•
for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
for any unlawful payment of dividends or redemption of shares by directors; or

•
for any breach of a director’s or officer’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers and directors, then the liability of New Blaize’s officers and directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
The Proposed Bylaws require New Blaize to indemnify and advance expenses, to the fullest extent permitted by applicable law, to its directors, officers and agents. New Blaize plans to maintain a directors’ and officers’ insurance policy pursuant to which New Blaize’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. Finally, the Proposed Charter prohibits any retroactive changes to the rights or protections or increasing the liability of any officer or director in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
In addition, New Blaize will enter into separate indemnification agreements with New Blaize’s directors and executive officers. These agreements, among other things, require New Blaize to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of New Blaize’s directors or executive officers or any other company or enterprise to which the person provides services at New Blaize’s request.
We believe these provisions in the Proposed Charter and the Proposed Bylaws are necessary to attract and retain qualified persons as directors and officers.
Code of Business Conduct and Ethics for Employees, Executive Officers and Directors
The New Blaize Board will adopt a Code of Conduct, applicable to all of New Blaize’s employees, executive officers and directors. The Code of Conduct will be available on New Blaize’s website at https://www.blaize.com/investors/. Information contained on or accessible through New Blaize’s website is not a part of this proxy statement, and the inclusion of New Blaize’s website address in this proxy statement/prospectus is an inactive textual reference only. The nominating and corporate governance committee of the New Blaize Board will be responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. New Blaize expects that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on its website.
Non-Employee Director Compensation
The New Blaize Board expects to review director compensation periodically to ensure that director compensation remains competitive such that New Blaize is able to recruit and retain qualified directors. Following the consummation of the Business Combination, New Blaize intends to approve and implement a compensation policy for our non-employee directors, which we expect to become effective in connection with the closing of the Business Combination. The expected material terms of the policy are currently being developed and are not yet known.

DESCRIPTION OF BURTECH’S SECURITIES
The following summary of the material terms of BurTech’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The descriptions below are qualified by reference to the actual text of the Proposed Charter. We urge you to read the Proposed Charter in its entirety for a complete description of the rights and preferences of BurTech’s securities following the Business Combination. The Proposed Charter is described in “Proposals No. 3 — The Advisory Organizational Documents Proposals” and the full text of the Proposed Charter is attached as Annex B to this proxy statement/prospectus.
Authorized and Outstanding Stock
The Proposed Charter authorizes the issuance of 620,000,000 shares of New Blaize capital stock, consisting of 600,000,000 shares of New Blaize Common Stock and 20,000,000 shares of New Blaize preferred stock, each having a par value of $0.0001 per share. The outstanding shares of BurTech Class A Common Stock are, and the shares of BurTech Class A Common Stock issued in the Business Combination will be, duly authorized, validly issued, fully paid and non-assessable. Following the consummation of the Business Combination, all outstanding shares of BurTech Class A Common Stock will be reclassified as shares of New Blaize Common Stock on a one-to-one basis. As of the Record Date, there were 280,000,000 shares of BurTech Class A Common Stock, 20,000,000 shares of BurTech Class B Common Stock and no shares of preferred stock of BurTech outstanding.
New Blaize Common Stock Following the Business Combination
The Proposed Charter, which BurTech will adopt if the Organizational Documents Proposal is approved, provides the following with respect to the rights, powers, preferences and privileges of New Blaize Common Stock.
Voting Power
Except as otherwise required by law, as otherwise provided in the Proposed Charter (as may be amended from time to time) or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of shares of New Blaize Common Stock possess all voting power for the election of New Blaize’s directors and all other matters requiring stockholder action. Holders of shares of New Blaize Common Stock are entitled to one vote for each share held on all matters to be voted on by stockholders.
Dividends
Subject to applicable law, the rights and preferences of the holders of New Blaize preferred stock and any other provisions of the Proposed Charter, as it may be amended from time to time, holders of New Blaize Common Stock will be entitled to receive such dividends and other distributions in cash, stock or property of New Blaize when, as and if declared thereon by the New Blaize Board, in its discretion, from time to time out of assets or funds of New Blaize legally available therefor. See “— Preferred Stock,” below for more information regarding the dividend rights of the holders of New Blaize preferred stock.
Liquidation, Dissolution and Winding Up
Subject to the rights of holders of New Blaize preferred stock, in the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, after payment or provision for payment of our debts and any other payments required by law and amounts payable upon shares of New Blaize preferred stock ranking senior to the shares of New Blaize Common Stock upon such dissolution, liquidation or winding up, if any, New Blaize’s remaining net assets will be distributed to the holders of New Blaize Common Stock and the holders of any other class or series of capital stock ranking equally with New Blaize Common Stock upon such dissolution, liquidation or winding up, equally on a per share basis.
Preemptive or Other Rights
New Blaize stockholders will have no preemptive or other subscription rights. No sinking fund provisions will be applicable to New Blaize Common Stock.

Preferred Stock
The New Blaize Board has the authority to issue shares of preferred stock from time to time on terms it may determine, to divide shares of preferred stock into one or more series and to fix the designations, preferences, privileges, and restrictions of preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference and the number of shares constituting any series or the designation of any series, all to the fullest extent now or hereafter permitted by the DGCL. The issuance of New Blaize preferred stock could have the effect of decreasing the trading price of New Blaize Common Stock, restricting dividends on the capital stock of New Blaize, diluting the voting power of New Blaize Common Stock, impairing the liquidation rights of the capital stock of New Blaize, or delaying or preventing a change in control of New Blaize.
Registration Rights
BurTech, certain of the Blaize stockholders and BurTech stockholders will enter into a Registration Rights Agreement, pursuant to which, among other things, such stockholders will be granted certain registration rights with respect to certain shares of securities held by them. The form of the Registration Rights Agreement is attached to this proxy statement/prospectus as Annex H and the terms of such agreement are incorporated herein by reference.
Election of Directors and Vacancies
Subject to the rights of the holders of any one or more series of preferred stock to elect additional directors under specified circumstances and the terms, the number of directors of the New Blaize Board shall be fixed solely and exclusively by the New Blaize Board, but shall initially consist of seven (7) directors.
Under the Proposed Bylaws and except as otherwise provided by the Proposed Charter, at all meetings of stockholders called for the election of directors at which a quorum is present, a plurality of the votes properly cast will be sufficient to elect such directors to the New Blaize Board.
Except as the DGCL may otherwise require and subject to the rights, if any, of the holders of any one or more series of New Blaize preferred stock, newly created directorships and any vacancies on the New Blaize Board, including unfilled vacancies resulting from the removal of directors, may be filled only by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of preferred stock), and shall not be filled by the stockholders. All directors will hold office until the expiration of their respective terms of office and until their successors will have been elected and qualified or until their earlier death, resignation, disqualification or removal. A director elected or appointed to fill a vacancy resulting from the death, resignation or removal of a director or a newly created directorship will serve for a term expiring at the next annual meeting of the stockholders of New Blaize and until his or her successor will have been elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Subject to the rights, if any, of the holders of any one or more series of New Blaize preferred stock, any director may be removed from office only for cause and only by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2∕3%) of the outstanding capital stock of New Blaize then entitled to vote generally in the election of directors.
In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by New Blaize, subject, nevertheless, to the provisions of the DGCL, the Proposed Charter and the Proposed Bylaws; provided, however, that no bylaw so adopted will invalidate any prior act of the directors which would have been valid if such bylaw had not been adopted.
Quorum; Voting
The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote thereat, present in person, or by remote communication, if applicable, or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by law or provided by the Proposed Charter or the Proposed Bylaws. If, however, such quorum will not be present or represented at any meeting of the stockholders, the person presiding over the meeting or holders of a majority of the voting power present in person, or by remote communication, if applicable, or represented by proxy, will have the power to recess or adjourn the meeting from time to time, without notice other than announcement at the meeting or in any other manner permitted by the DGCL, until a quorum will be present or represented. At such recessed or adjourned meeting at which a quorum will be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at such adjourned meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the New Blaize Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Unless a different or minimum vote is required by statute or by the applicable stock exchange rules, or by the Proposed Charter or the Proposed Bylaws, in which case such different or minimum vote shall be the applicable vote on the matter, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter shall be the act of the stockholders. Except as otherwise provided by statute, the Proposed Charter or the Proposed Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote in the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Proposed Charter or the Proposed Bylaws or any applicable stock exchange rules, the holders of a majority of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Proposed Charter or the Proposed Bylaws or any applicable stock exchange rules, the affirmative vote of the holders of a majority (plurality, in the case of the election of directors) of the voting power of the shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting and voting affirmatively or negatively (excluding abstention and broker non-votes) on such matter shall be the act of such class or classes or series.
Anti-takeover Effects of the Proposed Charter and the Proposed Bylaws
The Proposed Charter or the Proposed Bylaws contain provisions that may delay, defer or discourage another party from acquiring control of us. We expect that these provisions, which are summarized above, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with the New Blaize Board, which we believe may result in an improvement of the terms of any such acquisition in favor of our stockholders. However, they also give the New Blaize Board the power to discourage acquisitions that some stockholders may favor. See “Risk Factors,” above for more information regarding certain anti-takeover provisions.
Authorized but Unissued Capital Stock
Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the Nasdaq, which would apply if and so long as New Blaize Common Stock (or units or warrants) remains listed on the Nasdaq, require stockholder approval of certain issuances equal to or exceeding 20% of the then outstanding voting power or then outstanding number of shares of New Blaize Common Stock. Additional shares that may be issued in the future may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.
One of the effects of the existence of unissued and unreserved common stock may be to enable the New Blaize Board to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of New Blaize by means of a merger, tender offer, proxy contest or otherwise and thereby protect the continuity of management and possibly deprive stockholders of opportunities to sell their shares of New Blaize Common Stock at prices higher than prevailing market prices.
Special Meeting, Action by Written Consent and Advance Notice Requirements for Stockholder Proposals
Unless otherwise required by law, and subject to the rights, if any, of the holders of any one or more series of New Blaize preferred stock, special meetings of the stockholders of New Blaize, for any purpose or purposes, may be called only by (a) the Chairperson of the New Blaize Board, (b) the Chief Executive Officer, (c) the New Blaize Board or (d) the President. Unless otherwise required by law, written notice of a special meeting of stockholders, stating the place, date and time of the meeting, the means of remote communication by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and purpose or purposes thereof, shall be given to each stockholder entitled to vote at such meeting, not less than ten (10) or more than sixty (60) days before the date fixed for the meeting. Business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice.
The Proposed Bylaws also provide that unless otherwise restricted by the Proposed Charter or the Proposed Bylaws, any action required or permitted to be taken at any meeting of the New Blaize Board or of any committee thereof may be taken without a meeting, if all members of the New Blaize Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the New Blaize Board or committee.
In addition, the Proposed Bylaws require advance notice procedures for stockholder proposals to be brought before an annual meeting of the stockholders, including the nomination of directors. Stockholders at an annual meeting may only consider the proposals specified in the notice of meeting or brought before the meeting by or at the direction of the Chairperson of the New Blaize Board or the New Blaize Board, or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered a timely written notice in proper form to our secretary, of the stockholder’s intention to bring such business before the meeting.
These provisions could have the effect of delaying until the next stockholder meeting any stockholder actions, even if they are favored by the holders of a majority of our outstanding voting securities.
Amendment to Certificate of Incorporation and Bylaws
The DGCL provides generally that the affirmative vote of a majority of the outstanding stock entitled to vote on amendments to a corporation’s certificate of incorporation or bylaws is required to approve such amendment, unless a corporation’s certificate of incorporation or bylaws, as the case may be, requires a greater percentage.
The Proposed Charter will provide however, in addition to the votes required by law, that the following provisions therein may be amended, altered, repealed or rescinded only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of all of the then-outstanding shares of capital stock of New Blaize entitled to thereon, voting together as a single class:
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the provisions regarding the two classes of capital stock of New Blaize and the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock;

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the provisions regarding the management of New Blaize, the size of the New Blaize Board, the election and removal of directors to the New Blaize Board, the filling of vacancies, preferred stockholder election rights, and bylaw amendments;

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the provisions regarding the actions of stockholders of New Blaize, advance notice of business to be brought by stockholders and special meetings of stockholders;

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the provisions regarding the limited liability of directors or officers of New Blaize;

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the provisions regarding the indemnification of the current and former officers, directors, employees and agents of New Blaize;

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the provisions regarding exclusive forums for certain actions; and

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the provisions regarding amending the Proposed Charter.

Subject to the Proposed Charter, the New Blaize Board is expressly empowered to adopt, amend or repeal the Proposed Bylaws. The stockholders also shall have power to adopt, amend or repeal the Proposed Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of New Blaize required by applicable law or by the Proposed Charter (including any certificate of designation relating to any series of preferred stock, such action by stockholders shall require the affirmative vote of the holders of sixty-six and two-thirds percent (66 2∕3%) of the voting power of all of the then-outstanding shares of the capital stock of New Blaize entitled to vote thereon, voting together as a single class.
Limitations on Liability and Indemnification of Officers and Directors
The Proposed Charter limits the liability of the directors and officers of New Blaize to the fullest extent permitted by law, and the Proposed Bylaws provide that we will indemnify them to the fullest extent permitted by such law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by the New Blaize Board.
Under the terms of such indemnification agreements, we are required to, among other things, indemnify each of our directors and officers for certain expenses, including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and settlement amounts, to the fullest extent permitted by applicable law, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee, or a person for whom he or she is the legal representative, is or was a director or officer of New Blaize or any of its subsidiaries or is or was serving at New Blaize’s request as a director, officer, employee or agent for another entity. The indemnification agreements also require us, to the fullest extent not prohibited by law and if so requested, to advance within thirty (30) days of such request all expenses that any of the indemnitees incurred, provided that such indemnitee will return any such advance if it is ultimately determined that such indemnitee is not entitled to indemnification by us. Any claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of money available to us.
Exclusive Forum of Certain Actions
Under the Proposed Charter, unless New Blaize consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event that the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under Delaware statutory or common law: (A) any derivative action, suit or proceeding brought on behalf of New Blaize; (B) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of New Blaize, to New Blaize or its stockholders; (C) any action, suit or proceeding arising out of or pursuant to any provision of the DGCL, the Proposed Charter or the Proposed Bylaws; and (D) any action, suit or proceeding asserting a claim against New Blaize governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law. Unless New Blaize consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, including all causes of action asserted against any defendant named in such complaint. In addition, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, this provision will not apply to claims or suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity holding, owning or otherwise acquiring any interest in any security of New Blaize shall be deemed to have notice of and consented to the provisions of the Proposed Charter.

Warrants
Public Warrants
Each whole Public Warrant entitles the registered holder to purchase one share of New Blaize Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of the Business Combination. Pursuant to the warrant agreement, a Public Warrant holder may exercise its Public Warrants only for a whole number of shares of New Blaize Common Stock. This means that only a whole Public Warrant may be exercised at any given time by a Public Warrant holder. No fractional Public Warrants will be issued upon separation of the BurTech Units and only whole Public Warrants will trade. The Public Warrants will expire five years after the Closing, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
New Blaize will not be obligated to deliver any shares of New Blaize Common Stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the shares of New Blaize Common Stock underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to New Blaize satisfying its obligations described below with respect to registration. No Public Warrant will be exercisable and New Blaize will not be obligated to issue shares of New Blaize Common Stock upon exercise of a Public Warrant unless New Blaize Common Stock issuable upon such Public Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Public Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Public Warrant, the holder of such Public Warrant will not be entitled to exercise such Public Warrant and such Public Warrant may have no value and expire worthless. In no event will New Blaize be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised Public Warrants, the purchaser of a BurTech Unit containing such Public Warrant will have paid the full purchase price for the BurTech Unit solely for the share of New Blaize Common Stock underlying such BurTech Unit.
BurTech has agreed that as soon as practicable, after the Closing, it will use its best efforts to file with the SEC a registration statement for the registration under the Securities Act of New Blaize Common Stock issuable upon exercise of the Public Warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of New Blaize Common Stock until the Public Warrants expire or are redeemed, as specified in the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If a registration statement covering the shares of New Blaize Common Stock issuable upon exercise of the Public Warrants is not effective by the 60th business day after the Closing, Public Warrant holders may, until such time as there is an effective registration statement and during any period when New Blaize has failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.
Redemption of Public Warrants when the price per share of New Blaize Common Stock equals or exceeds $18.00
Once the Public Warrants become exercisable, New Blaize may call the Public Warrants for redemption for cash:
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in whole and not in part;

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at a price of $0.01 per Public Warrant;

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upon not less than 30 days’ prior written notice of redemption given after the Public Warrants become exercisable (the “30-day redemption period”) to each Public Warrant holder;

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if, and only if, the reported last sale price of New Blaize Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the Public Warrants become exercisable and ending three business days before we send the notice of redemption to the Public Warrant holders; and
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if, and only if, there is a current registration statement in effect with respect to the shares of New Blaize Common Stock underlying such Warrants.

New Blaize has established the last of the redemption criteria discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the Public Warrant exercise price. If the foregoing conditions are satisfied and New Blaize issues a notice of redemption of the Public Warrants, each Public Warrant holder will be entitled to exercise its Public Warrant prior to the scheduled redemption date. However, the price of New Blaize Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.
If New Blaize calls the Public Warrants for redemption as described above, New Blaize will have the option to require any holder that wishes to exercise its Public Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Public Warrants on a “cashless basis,” New Blaize will consider, among other factors, its cash position, the number of Public Warrants that are outstanding and the dilutive effect on its stockholders of issuing the maximum number of shares of New Blaize Common Stock issuable upon the exercise of the Public Warrants. If New Blaize takes advantage of this option, all holders of Public Warrants would pay the exercise price by surrendering their Public Warrants for that number of shares of New Blaize Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of New Blaize Common Stock underlying the Public Warrants, multiplied by the difference between exercise price of the Price Warrants and the “fair market value” of New Blaize Common Stock (defined below) by (y) the fair market value. The “fair market value” means the average reported last sale price of New Blaize Common Stock for the 5 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. If New Blaize takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of New Blaize Common Stock to be received upon exercise of the Public Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a Public Warrant redemption.
Redemption Procedures
A holder of a Public Warrant may notify New Blaize in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such Public Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% of New Blaize Common Stock outstanding immediately after giving effect to such exercise.
Anti-Dilution Adjustments
If the number of outstanding shares of New Blaize Common Stock is increased by a capitalization or share dividend payable in New Blaize Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of New Blaize Common Stock issuable on exercise of each whole Public Warrant will be increased in proportion to such increase in the outstanding ordinary stock.
In addition, if we, at any time while the Public Warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of shares of New Blaize Common Stock on account of such shares (or other securities into which the Public Warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of shares of Common Stock in connection with the Business Combination, (d) to satisfy the redemption rights of the holders of Common Stock in connection with a stockholder vote to amend the Existing Charter to modify the substance or timing of BurTech’s obligation to redeem 100% of its Common Stock if BurTech does not complete an initial business combination within 24 months from the closing of its initial public offering or to provide for redemption in connection with the Closing or (e) in connection with the redemption of Common Stock upon BurTech’s failure to complete an initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and the fair market value of any securities or other assets paid on each share of New Blaize Common Stock in respect of such event.
If the number of outstanding shares of New Blaize Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of New Blaize Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of New Blaize Common Stock issuable on exercise of each Public Warrant will be decreased in proportion to such decrease in outstanding shares of New Blaize Common Stock.
Whenever the number of shares of New Blaize Common Stock purchasable upon the exercise of the Public Warrants is adjusted, as described above, the Public Warrant exercise price will be adjusted by multiplying the Public Warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of New Blaize Common Stock purchasable upon the exercise of the Public Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of New Blaize Common Stock so purchasable immediately thereafter.
In case of any reclassification or reorganization of the outstanding shares of New Blaize Common Stock (other than those described above or that solely affects the par value of such shares of New Blaize Common Stock), or in the case of any merger or consolidation of New Blaize with or into another corporation (other than a consolidation or merger in which New Blaize is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of New Blaize Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of New Blaize as an entirety or substantially as an entirety in connection with which New Blaize is dissolved, the holders of the Public Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Public Warrants and in lieu of New Blaize Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Public Warrants would have received if such holder had exercised their Public Warrants immediately prior to such event.
Other Terms
The Public Warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and BurTech. The warrant agreement provides that the terms of the Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least a majority of the then outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of Public Warrants.
In addition, if (x) BurTech issues additional shares of Common Stock or equity-linked securities for capital raising purposes in connection with the Closing at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the BurTech Board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination on the Closing Date (net of redemptions), and (z) the volume weighted average trading price of Common Stock during the 20 trading day period starting on the trading day prior to the Closing Date (such price, the “Market Value”) is below $9.20 per share, the exercise price of the Public Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described above under “Redemption of Public Warrants when the price per share of New Blaize Common Stock equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The Public Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to New Blaize, for the number of Public Warrants being exercised. The Public Warrant holders do not have the rights or privileges of holders of Common Stock and any voting rights until they exercise their Public Warrants and receive New Blaize Common Stock. After the issuance of New Blaize Common Stock upon exercise of the Public Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.
No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, New Blaize will, upon exercise, round up to the nearest whole number of shares of New Blaize Common Stock to be issued to the warrant holder.
Private Placement Warrants
Except as described below, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants. The Private Placement Warrants (including New Blaize Common Stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the Closing (except pursuant to limited exceptions to BurTech’s officers and directors and other persons or entities affiliated with the initial purchasers of the Private Placement Warrants). In addition, holders of our Private Placement Warrants are entitled to certain registration rights, which rights are described above under “Registration Rights.”
In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of BurTech’s officers and directors may, but are not obligated to, loan us funds as may be required on a non-interest basis. Up to $1,500,000 of such loans may be convertible into units of the post business combination entity at a price of $10.00 per unit at the option of the lender. Such units would be identical to the Private Placement Units.
Transfer Agent and Warrant Agent
The transfer agent for New Blaize Common Stock and warrant agent for the Public Warrants of New Blaize and Private Placement Warrants is Continental Stock Transfer & Trust Company.
Listing
New Blaize intends to apply to list the shares of New Blaize Common Stock and the Public Warrants of New Blaize on the Nasdaq Global Market under the symbol “BAIZ” and “BAIZ.WS,” respectively.
Restrictions on Sale of Certain BurTech and New Blaize Securities by the Sponsor and its Affiliates
Certain securities of BurTech and of New Blaize that will be outstanding immediately after Closing will be subject to restrictions on sale pursuant to a letter agreement entered into in connection with our IPO and the Lock-up Agreement. These include securities of BurTech that are currently outstanding and held by the Sponsor and its Affiliates, and securities of Blaize that are currently outstanding and held by the Sponsor and its Affiliates and that, at the Closing, will be exchanged for securities of New Blaize. The chart below details the securities outstanding before and after Closing with footnotes describing the terms of the agreements that will apply to those securities.
	BurTech and Blaize Pre-Merger	New Blaize Post-Merger
BurTech Class A Common Stock consisting of
BurTech Class A Common Stock issued upon exchange of BurTech Class B Common Stock	9,487,500	7,487,500(1)(2)
BurTech Class A Common Stock acquired in the Private Placement	898,250	898,250(3)
Private Placement Warrants	N/A	898,250(3)
Burkhan Warrants	N/A	2,000,000(4)

(1)
Pursuant to that certain letter agreement, dated December 10, 2021, by and among BurTech, certain of its officers and directors, the Sponsor and certain other BurTech stockholders party thereto (the “2021 Letter Agreement”), our Sponsor and certain of BurTech’s directors, officers and stockholders are prohibited from selling, pledging, transferring or otherwise disposing of their ownership interest in the 9,487,500 shares of BurTech Class B Common Stock or (or shares of New Blaize Common Stock issuable upon conversion thereof). The prohibitions will generally end on the date that is 6 months after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the date on which BurTech or New Blaize, as applicable, completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of BurTech’s or New Blaize’s stockholders having the right to exchange their shares of BurTech Common Stock or New Blaize Common Stock, as applicable, for cash, securities or other property.

(2)
At Closing, 2,000,000 BurTech Class A Common Stock shall be forfeited as part of the Sponsor Forfeiture Agreement.

(3)
Pursuant to that the 2021 Letter Agreement, our Sponsor and certain of BurTech’s directors, officers and stockholders are prohibited from selling, pledging, transferring or otherwise disposing of their ownership interest in the 898,250 Private Placement Units (including 898,250 shares of BurTech Class A Common Stock and Private Placement Warrants to purchase up to 898,250 shares of BurTech Class Common Stock acquired in the Private Placement). The prohibitions will generally end on the date that is 30 days after the Closing.

(4)
Pursuant to the Burkhan Warrant, Burkhan is entitled to purchase up to a number of shares of Blaize Common Stock, that, following the conversion of Blaize Common Stock at the Effective Time pursuant to the Merger Agreement, would result in up to 2,000,000 shares of BurTech Class A common stock for an aggregate exercise price of $20,000 and a purchase price of $20,000.

The Merger Agreement contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain stockholders of New Blaize, and (ii) Burkhan and certain of its Affiliates, in each case, other than the Sponsor and any other party to the 2021 Letter Agreement, which subjects the parties thereto to the Letter Agreement Lock-Up Terms. Each such party to the Lock-up Agreements will be restricted from transferring New Blaize Common Stock, any shares of New Blaize Common Stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time, and any other securities convertible into or exercisable or exchangeable for New Blaize Common Stock held by it immediately after the Effective Time, from and after the Closing. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize. Notwithstanding the above, the New Blaize Common Stock to be issued to Sponsor upon conversion of the convertible notes acquired by Sponsor pursuant to the 2023 NPA will not be subject to any lock-up restrictions.

SHARES ELIGIBLE FOR FUTURE SALE
Business Combination Shares
Upon consummation of the Business Combination, we will have a total of 99,464,486 shares of New Blaize common stock outstanding, consisting of (i) 54,988,358 shares issued to the Blaize Stockholders, (ii) 4,345,663 shares held by the BurTech Public Stockholders (assuming no redemptions by such public stockholders), (iii) 14,158,014 shares held by the Sponsor and related parties, (iv) 25,541,201 shares held by the Final Closing Lenders and (v) 431,250 shares held by the underwriters in the BurTech IPO. All shares issued in the Business Combination will be freely tradable without registration under the Securities Act and without restriction by persons other than our “affiliates” (as defined under Rule 144), including our directors, executive officers and other affiliates. Sales of a substantial amount of the New Blaize common stock in the public market could adversely affect prevailing market prices of New Blaize common stock.
Lock-up Provisions
Pursuant to that certain letter agreement, dated December 10, 2021, by and among BurTech, certain of its officers and directors, the Sponsor and certain other BurTech stockholders party thereto (the “2021 Letter Agreement”), our Sponsor and certain of BurTech’s directors, officers and stockholders are prohibited from selling, pledging, transferring or otherwise disposing of their ownership interest in New Blaize Common Stock issuable upon conversion of 10,385,750 shares of BurTech Class A common stock. The prohibitions will end on the date that is 6 months after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the date on which BurTech or New Blaize, as applicable, completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of BurTech or New Blaize’s stockholders having the right to exchange their shares of BurTech Common Stock or New Blaize Common Stock, as applicable, for cash, securities or other property.
The Merger Agreement also contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain stockholders of New Blaize and (ii) Burkhan and certain of its Affiliates, in each case, other than the Sponsor and any other party to the 2021 Letter Agreement, which subjects the parties thereto to the Letter Agreement Lock-Up Terms. Each such party to the Lock-up Agreements will be restricted from transferring New Blaize Common Stock, any shares of New Blaize Common Stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time, and any other securities convertible into or exercisable or exchangeable for New Blaize Common Stock held by it immediately after the Effective Time. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize Common Stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize. Notwithstanding the above, the New Blaize Common Stock to be issued to Sponsor upon conversion of the convertible notes acquired by Sponsor pursuant to the 2023 NPA will not be subject to any lock-up restrictions.
Registration Rights
BurTech has agreed to give holders of certain restricted securities, including shares of BurTech Class A Common Stock, registration rights to facilitate the resale of such restricted securities. BurTech has also agreed to register the BurTech Class A Common Stock issuable upon exercise of the BurTech Warrants. Additional details of these rights can be found under the sections entitled “Certain Agreements Related to the Business Combination — The Registration Rights Agreement.”
Rule 144
Pursuant to Rule 144, a person who has beneficially owned restricted shares of BurTech Class A Common Stock (which, in connection with the Business Combination, will be converted into New Blaize Common Stock) or restricted BurTech Warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of New Blaize’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.
Persons who have beneficially owned restricted shares of BurTech Class A Common Stock (which, in connection with the Business Combination, will be converted into New Blaize Common Stock) or restricted BurTech Warrants for at least six months but who are New Blaize’s affiliates at the time of, or any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:
•
1% of the total shares of New Blaize Common Stock then outstanding; or

•
the average weekly reported trading volume of New Blaize Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by affiliates of New Blaize under Rule 144 are also subject to certain requirements relating to manner of sale, notice and the availability of current public information about New Blaize.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
•
the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•
at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC, which is expected to be filed promptly after completion of the Business Combination, reflecting its status as an entity that is not a shell company.

As of the date of this proxy statement/prospectus, there were 4,345,663 shares of BurTech Class A Common Stock outstanding. Of these shares, all of the shares of BurTech Class A Common Stock are freely tradable without restriction or further registration under the Securities Act, except for any shares held by one of our affiliates within the meaning of Rule 144 under the Securities Act.
As of the date of this proxy statement/prospectus, there are a total of 29,648,250 BurTech Warrants outstanding, consisting of 28,750,000 Public Warrants and 898,250 Private Placement Warrants. Each warrant is exercisable for one share of BurTech Class A Common Stock (or one share of New Blaize Common Stock post-Business Combination), in accordance with the terms of the BurTech Warrant Agreement. The Public Warrants are freely tradable, except for any warrants held by one of our affiliates within the meaning of Rule 144 under the Securities Act.
In addition, New Blaize will be obligated to file no later than thirty (30) business days after the Closing a registration statement under the Securities Act covering the shares of New Blaize Common Stock that may be issued upon the exercise of the BurTech Warrants post-Business Combination and use best efforts to cause such registration statement to become effective and maintain the effectiveness of such registration statement until the expiration of the Public Warrants.

Rule 701
In general, under Rule 701 of the Securities Act as currently in effect, each of Blaize’s employees, consultants or advisors who purchases equity shares from Blaize in connection with a compensatory stock plan or other written agreement executed prior to the completion of the Business Combination is eligible to resell those equity shares in reliance on Rule 144, but without compliance with some of the restrictions, including the holding period, contained in Rule 144. However, the Rule 701 shares would remain subject to lock-up arrangements and would only become eligible for sale when the lock-up period expires.

COMPARISON OF CORPORATE GOVERNANCE AND STOCKHOLDERS’ RIGHTS
Set forth below is a summary comparison of important similarities and differences in the corporate governance and stockholders’ rights associated with BurTech under the Existing Charter and the Existing Bylaws (left column) and New Blaize under the forms of the Proposed Charter and the Proposed Bylaws (right column), which are attached to this proxy statement/prospectus as Annex B and Annex C, respectively. The summary set forth below is not intended to be complete or to provide a comprehensive discussion of the related governing documents and is qualified in its entirety by reference to the full text of those documents, as well as the relevant provisions of applicable law. Furthermore, the identification of some of the differences of these rights as material is not intended to indicate that other differences that may be equally important do not exist.
	Existing Charter/Existing Bylaws	Proposed Charter/Proposed Bylaws
Corporate Name	The name of the corporation is BurTech Acquisition Corp.	The name of the corporation is Blaize Holdings, Inc.
Authorized Share Capital	The Existing Charter provides that the total number of authorized shares of all classes of capital stock is 301,000,000 shares, each with a par value of $0.0001, consisting of (a) 300,000,000 shares of common stock, including (i) 280,000,000 shares of BurTech Class A Common Stock and (ii) 20,000,000 shares of BurTech Class B Common Stock, and (b) 1,000,000 shares of preferred stock.	The Proposed Charter will authorize the issuance of up to 620,000,000 shares of capital stock which can be issued in two classes of stock, up to (i) 600,000,000 shares of a single class of New Blaize Common Stock, par value $0.0001 per share, and (ii) 20,000,000 shares of preferred stock, par value $0.0001 per share.
Class A Common Stock	The Existing Charter authorizes 280,000,000 shares of BurTech Class A Common Stock.	Upon the Proposed Charter becoming effective, each issued and outstanding share of BurTech Class A Common Stock and BurTech Class B Common Stock shall automatically be reclassified, redesignated and changed into one validly issued, fully paid and non-assessable share of New Blaize Common Stock.
	Under the Existing Charter, holders of BurTech Class A Common Stock have no conversion, preemptive or other subscription rights and there are no sinking fund provisions, except that public stockholders have the right to have their shares of BurTech Class A Common Stock redeemed in connection with an initial Business Combination.	Holders of New Blaize Common Stock will have no conversion, preemptive or other subscription rights and there will be no sinking fund or redemption provisions applicable to New Blaize Common Stock.
Class B Common Stock	The Existing Charter authorizes 20,000,000 shares of BurTech Class B Common Stock. Under	None.

	Existing Charter/Existing Bylaws	Proposed Charter/Proposed Bylaws
the Existing Charter, shares of BurTech Class B Common Stock shall automatically convert into shares of BurTech Class A Common Stock on a one-for-one basis at the time of the closing of the initial Business Combination, subject to adjustment as described therein.
Voting Power	Except as otherwise required by law, the Existing Charter or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of the BurTech Common Stock possess all voting power for the election of our directors and any other matter properly submitted to a vote of the stockholders. Holders of BurTech Common Stock are entitled to one vote per share on each matter properly submitted to the stockholders of BurTech on which the holders of Common Stock are entitled to vote.	Except as otherwise required by law, the Proposed Charter or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of New Blaize Common Stock will possess all voting power for the election of New Blaize directors and all other matters requiring stockholder action. Holders of New Blaize Common Stock will be entitled to one vote per share on matters to be voted on by stockholders.
Board of Directors	Currently, the BurTech Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected at each annual meeting, except that the term of the initial Class I directors expired at the first annual meeting of the stockholders following the effectiveness of the Existing Charter and the term of the initial Class II directors expired at the second annual meeting of the stockholders following the effectiveness of the Existing Charter.	Under the Proposed Charter, the subject to the rights of the holders of any one or more series of preferred stock to elect additional directors under specified circumstances and terms, the New Blaize Board shall consist of seven (7) directors, each of whom shall be elected to hold office for a term expiring at the next annual meeting of the stockholders of New Blaize and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office.
Removal of Directors	Under the Existing Charter, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all the then-outstanding shares of capital stock of BurTech entitled to vote in the election of	Under the Proposed Charter, any individual director or the entire board of directors may be removed from office with cause by the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then-outstanding shares of the capital stock of New Blaize

	Existing Charter/Existing Bylaws	Proposed Charter/Proposed Bylaws
	directors, voting together as a single class.	entitled to vote generally at an election of directors.
Amendment of Voting Threshold for Charter Amendment	Under the Existing Charter, all matters subject to a stockholder vote, except for amendments to Article IX (Business Combination Requirements; Existence), require the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon. Amendment of Article IX of the Existing Charter requires the affirmative vote of the holders of at least 65% of all then outstanding shares of the Common Stock of BurTech.	The Proposed Charter will require the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then-outstanding New Blaize Common Stock entitled to vote to alter, amend or repeal Articles V, VI, VII and VIII of the Proposed Charter.
Liquidation, Dissolution and Winding Up	Subject to applicable law and the rights, if any, of holders of outstanding preferred stock and Article IX of the Existing Charter, in the event of BurTech’s voluntary or involuntary liquidation, dissolution or winding-up, after payment or provision for payment of the debts and other liabilities of BurTech, the holders of shares of BurTech Common Stock shall be entitled to receive all the remaining assets of BurTech available for distribution to its stockholders, ratably in proportion to the number of shares of BurTech Class A Common Stock (on an as converted basis with respect to the BurTech Class B Common Stock) held by them.	None.
Duration of Existence	The Existing Charter provides that if BurTech does not consummate an initial business combination within 15 months of the closing of the IPO (or 24 months from the closing of the IPO if BurTech so extends the time to complete the initial business combination), it will be required to (1) redeem 100% of the Initial Public Offering shares, and (2) dissolve and liquidate.	The Proposed Charter deletes the liquidation provision in the Existing Charter and retains the default of perpetual existence under the DGCL.

	Existing Charter/Existing Bylaws	Proposed Charter/Proposed Bylaws
Provisions Specific to a Blank Check Company	Under the Existing Charter, Article IX sets forth various provisions related to our operations as a blank check company prior to the consummation of an initial business combination.	The Proposed Charter deletes the provisions previously included as Article IX in the Existing Charter in their entirety because, upon consummation of the Business Combination, BurTech will cease to be a blank check company. In addition, the provisions requiring that the proceeds from the IPO be held in the Trust Account until an initial business combination or the liquidation of BurTech and the terms governing BurTech’s consummation of an initial business combination will be deleted because they will no longer be applicable following the consummation of the Business Combination.
Amendment of Voting Threshold for Bylaws Amendment	Under the Existing Charter and Existing Bylaws, any amendment to the Existing Bylaws requires the affirmative vote of either (a) a majority of the BurTech Board or (b) holders of at least a majority of the shares entitled to vote.	Under the Proposed Charter and the Proposed Bylaws, any amendment to the Proposed Bylaws requires the affirmative vote of the holders of at least 66 2∕3% of the voting power of all then-outstanding shares of the capital stock of New Blaize entitled to vote generally in the election of directors, voting together as a single class.
Requirements for Special Meetings	Under the Existing Charter, special meetings may be called by resolution of the BurTech Board, by the Chief Executive Officer, or by the holders of not less than one-quarter of all of the shares entitled to vote at the meeting.	Under the Proposed Charter and the Proposed Bylaws, special meetings of the stockholders may be called only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, or the President.

TICKER SYMBOL, MARKET PRICE AND DIVIDEND POLICY
Ticker Symbol and Market Price
BurTech Units, BurTech Class A Common Stock and the Public Warrants are currently listed on Nasdaq under the symbols “BRKHU,” “BRKH” or “BRKHW,” respectively. The Closing Price of the BurTech Units, BurTech Class A Common Stock and the Public Warrants on December 21, 2023, the last trading day before announcement of the execution of the Merger Agreement, was $10.79, and $0.013 respectively. As of November 12, 2024, the Record Date for the special meeting, the Closing Price for the BurTech Units, BurTech Class A Common Stock and the Public Warrants was $11.60, $11.41, and $0.1576, respectively.
There is no public market for Blaize Common Stock.
Dividend Policy
We have not paid any cash dividends on our shares of BurTech Common Stock to date and do not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon New Blaize’s revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of the Business Combination. The payment of any dividends subsequent to Business Combination will be within the discretion of the New Blaize Board. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board of directors does not anticipate declaring any dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the actual beneficial ownership of BurTech Class A Common Stock as of November 7, 2024 (the “Ownership Date”), which is prior to the consummation of the Business Combination (pre-Business Combination), by:
•
each person who is the beneficial owner of more than 5% of issued and outstanding shares of BurTech Class A Common Stock;

•
each of our current executive officers and directors; and

•
all executive officers and directors of BurTech as a group pre-Business Combination.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding BurTech or its securities, the Sponsor, BurTech’s directors and officers and/or their affiliates may enter into a written plan to purchase BurTech’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities. See the sections of this proxy statement/prospectus entitled “Risk Factors — Risks Related to BurTech and the Business Combination — Our Sponsor, directors, officers, advisors and their affiliates may elect to purchase Public Shares or Public Warrants, which may influence the vote on the Business Combination and reduce the public “float” of BurTech Class A Common Stock.”
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of shares of BurTech Class A Common Stock pre-Business Combination is based on 15,162,658 outstanding shares of BurTech Class A Common Stock. The ownership percentages listed below do not include any shares of BurTech Class A Common Stock that may be purchased after the Ownership Date.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Shahal Khan(2)	10,385,750	68.5%
Roman Livson(2)	10,385,750	68.5%
Patrick Orlando(1)(2)	10,385,750	68.5%
Isaac Chetrit(3)		*
Payel Farasat(3)		*
Christopher Schroeder(3)		*
All officers and directors as a group (5 individuals)	10,385,750	68.5%
BurTech LP LLC(2)	10,385,750	68.5%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of these individuals is c/o BurTech Acquisition Corp., 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004.

(2)
BurTech LP LLC, our sponsor, is the record holder of the securities reported herein. Shahal Khan, Patrick Orlando and Roman Livson are the managing members of our sponsor and share voting and investment powers over such securities. By virtue of this relationship, Messrs. Khan, Orlando and Livson may be deemed to share beneficial ownership of the securities held of record by our sponsor. Messrs. Khan, Orlando, and Livson disclaim any beneficial ownership except to the extent of their pecuniary interest in such securities.

(3)
Each of our officers and directors is, directly or indirectly, a member of our sponsor or has direct or indirect economic interests in our sponsor, and each of them disclaims any beneficial ownership of any shares held by our sponsor except to the extent of his or her ultimate pecuniary interest.

The following table sets forth information regarding the beneficial ownership of shares of Blaize common stock as of November 7, 2024, by:
•
each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Blaize capital stock as of such date;

•
each of Blaize’s current executive officers and directors; and

•
all executive officers and directors of Blaize as a group pre-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of shares of Blaize capital stock is based on (i) 17,491,453 shares of Blaize common stock and (ii) 44,506,781 shares of Blaize preferred stock issued and outstanding as of November 7, 2024, and does not include any shares underlying convertible notes and warrants that are currently issued and outstanding, each of which are convertible into common stock immediately prior to the closing of the Business Combination.
Unless otherwise indicated, Blaize believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares of Capital Stock Beneficially Owned	Capital Stock Percentage Outstanding
5% or Greater Holders of Blaize
Anderson Investments Pte. Ltd.(2)	6,978,255	11.26%
Bess Ventures and Advisory, LLC(3)	10,405,198	16.72%
Funds affiliated with DENSO(4)	9,902,481	15.97%
Funds affiliated with Franklin Investments(5)	3,705,073	5.98%
Directors and Executive Officers of Blaize
Lane Bess(3)	10,405,198	16.72%
Tony Cannestra(6)	733,350	1.17%
Val Cook(7)	1,008,018	1.60%
Edward Frank(8)	733,350	1.16%
Juergen Hambrecht(9)	722,035	1.15%
Dinakar Munagala(10)	3,319,454	5.14%
Harminder Sehmi(11)	451,364	*
Dmitry Zakharchenko(12)	706,957	1.13%
Blaize directors and executive officers as a group (eight individuals)	18,076,512	28.79%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of those listed in the table above pre-Business Combination is c/o Blaize, Inc., 4659 Golden Foothill Parkway, Suite 206, El Dorado Hills, CA 95762.

(2)
Consists of (a) 3,147,755 shares of Blaize Series C Shadow Preferred Stock, (b) 1,436,437 shares of Blaize Series D Shadow Preferred Stock and (c) 2,394,063 shares of Blaize Series D-1 Shadow Preferred Stock. Anderson Investments Pte. Ltd. (“Anderson”) is a direct wholly owned subsidiary of Thomson Capital Pte. Ltd. (“Thomson”), which in turn is a direct wholly owned subsidiary of Tembusu Capital Pte. Ltd. (“Tembusu”), which in turn is a direct wholly owned subsidiary of Temasek Holdings (Private) Limited (“Temasek”) and may be deemed to share voting and investment power over the shares held by Anderson Investments Pte. Ltd. In such capacities, each of Temasek, Tembusu and

Thomson may be deemed to share voting and investment power over the shares held by Anderson. Investment and voting decisions regarding such shares are made by an investment committee of Temasek, acting by majority vote and, as a result, no individual investment committee member acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the investment committee is subject to change from time to time. The investment committee currently consists of Dilhan Pillay, Chia Song Hwee, Nagi Hamiyeh, Ravi Lambah, Rohit Sipahimalani, Uwe Krueger, Wu Yibing, Png Chin Yee, John Marren, Alpin Mehta, Suranjan Mukherjee, Martin Fichtner and Anuj Maheshwari. Each of the members of the investment committee disclaims beneficial ownership of such shares. The address for Anderson, Thomson, Tembusu and Temasek is 60B Orchard Road, #06-18, The Atrium@Orchard, Singapore 238891.
(3)
Consists of (a) 5,500,000 shares of Blaize common stock held directly by Bess Ventures, (b) 4,167,698 shares of Blaize Series D-2 Shadow Preferred Stock held directly by Bess Ventures, (c) 500,000 shares of Blaize common stock held by Coral Gables Trust Company, Trustee of the Destin Huang Irrevocable Trust Dated October 19, 2021 (the “Trust”) and (d) 237,500 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024. Lane M. Bess is the (i) managing member and owner of Bess Ventures and (ii) the Investment Fiduciary of the Trust. Lane M. Bess may be deemed to be the beneficial owner of the shares of Blaize capital stock beneficially owned by Bess Ventures and the Trust. The address of Bess Ventures is c/o Lane M. Bess, 1928 Sunset Harbor Drive, Miami Beach, FL 33139. The address of the Trust is 255 Alhambra Circle, Ste 333, Coral Gables, FL 33134.

(4)
Consists of (a) 5,797,101 shares of Blaize Series B Shadow Preferred Stock held by DENSO International America Inc., (b) 3,147,755 shares of Blaize Series C Shadow Preferred Stock held by DENSO Corporation and (c) 957,625 shares of Blaize Series D-1 Shadow Preferred Stock held by DENSO Corporation. DENSO International America Inc. is a direct wholly owned subsidiary of DENSO Corporation, and therefore, investment or voting power regarding shares held by DENSO International America Inc. is made by DENSO Corporation. In such capacity, DENSO Corporation may be deemed to have voting and investment power over the shares held by DENSO as well as shares held directly by DENSO Corporation. Investment and voting decisions regarding such shares are made by the board of directors of DENSO Corporation upon a recommendation by management, acting by majority vote and, as a result, no individual member of the board of directors acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the board of directors is subject to change from time to time. The board of directors currently consists of Koji Arima, Shinnosuke Hayashi, Yasushi Matsui, Yasuhiko Yamazaki, Akio Toyoda, Shigeki Kushida, Yuko Mitsuya and Joseph P. Schmelzeis Jr. Each of the members of the board of directors of DENSO Corporation disclaims beneficial ownership of such shares. The address of each of DENSO International America Inc. and DENSO Corporation is 24777 Denso Dr, Southfield, MI 48033 and 1Chome-1 Showacho, Kariya, Aichi 448-0029, Japan, respectively.

(5)
Consists of (a) (i) 227,435 shares of Blaize Series D Exchange Shadow Preferred Stock, 1,720,949 shares of Blaize Series D Shadow Preferred Stock and (iii) 1,467,659 shares of Blaize Series D-2 Shadow Preferred Stock, each held by Franklin Strategic Series — Franklin Small-Mid Cap Growth Fund and (b) (i) 11,970 shares of Blaize Series D Exchange Shadow Preferred Stock, (ii) 194,302 shares of Blaize Series D Shadow Preferred Stock and (iii) 82,758 shares of Blaize Series D-2 Shadow Preferred Stock, each held by Franklin Templeton Variable Insurance Products Trust — Franklin Small-Mid Cap Growth VIP Fund. John P. Scandalios is the portfolio manager for both Franklin Strategic Series — Franklin Small-Mid Cap Growth Fund and Franklin Templeton Variable Insurance Products Trust — Franklin Small-Mid Cap Growth VIP Fund (collectively, the “Franklin Funds”). Mr. Scandalios may be deemed to have voting and investment power over the shares held by the Franklin Funds. Mr. Scandalios disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the Franklin Funds is c/o Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403.

(6)
Consists of 733,350 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024.

(7)
Consists of 1,008,018 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024.

(8)
Consists of 733,350 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024.

(9)
Consists of 722,035 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024.

(10)
Consists of (a) 714,702 shares of Blaize common stock and (b) 2,604,752 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024.

(11)
Consists of 451,364 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024.

(12)
Consists of 706,957 shares of Blaize common stock underlying options exercisable within 60 days of October 29, 2024.

The expected beneficial ownership percentages set forth in the table below post-Business Combination do not give effect to any vesting provisions applicable to any shares of BurTech Common Stock and assume:
(i)
no exercise of the 28,750,000 Public Warrants or 898,250 Private Placement Warrants that will remain outstanding post-Business Combination, which will become exercisable at the holder’s option 30 days after Closing at an exercise price of $11.50 per share, provided that BurTech has an effective registration statement under the Securities Act covering the shares of New Blaize Common Stock issuable upon exercise of the Public Warrants or Private Placement Warrants and a current prospectus relating to them is available, which are not expected to occur within 60 days of the date of this proxy statement/prospectus.

The expected beneficial ownership of shares of New Blaize Common Stock immediately following the Business Combination is based on three scenarios:
•
a “no additional redemptions” scenario where (i) no Public Stockholders exercise their redemption rights and (ii) there are 99,464,486 shares of New Blaize Common Stock outstanding;

•
a “50% of maximum redemptions” scenario where (i) 2,172,832 Public Shares are redeemed for an aggregate redemption payment of approximately $25.0 million, (ii) 504,237 shares of New Blaize Common Stock are issued to Sponsor in connection with the Backstop Subscription Agreement and (iii) there are 97,795,892 shares of New Blaize Common Stock outstanding; and

•
a “ maximum redemptions” scenario where (i) 4,345,663 Public Shares are redeemed for an aggregate redemption payment of approximately $49.9 million (this maximum redemption scenario reflects the maximum number of the BurTech’s Public Shares that can be redeemed without violating the conditions of the Merger Agreement or the requirement of BurTech’s Existing Charter that BurTech cannot redeem Public Shares if it would result in BurTech having a minimum net tangible asset value of less than $5,000,001, after giving effect to the payments to redeeming shareholders, (ii) 3,000,000 shares of New Blaize Common Stock are issued to Sponsor in connection with the Backstop Subscription Agreement and (iii) there are 98,118,823 shares of New Blaize Common Stock outstanding.

The following table sets forth information regarding the beneficial ownership of shares of New Blaize Common Stock following the consummation of the Business Combination, assuming the three redemption scenarios described above, by:
•
each person expected to be the beneficial owner of more than 5% of the outstanding shares of New Blaize Common Stock at the Closing;

•
each of New Blaize’s executive officers and directors; and

•
all of New Blaize’s executive officers and directors as a group post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable, exercisable within 60 days, or exercisable as a result of the Business Combination.

The expected beneficial ownership of New Blaize Common Stock immediately following consummation of the Business Combination is based on 99,464,486 shares of New Blaize Common Stock issued and outstanding, assuming no redemption, 97,795,892 shares of New Blaize Common Stock issued and outstanding, assuming the 50% redemption scenario of 2,172,832 Public Shares redeemed and 98,118,823 shares of New Blaize Common Stock issued and outstanding, assuming the maximum redemption scenario of 4,345,663 Public Shares redeemed, which gives effect to the Blaize Convertible Notes (excluding Burkhan Convertible Notes and Final Closing Lender Convertible Notes) in exchange for the issuance of 5,785,856 shares of New Blaize Common Stock; (iii) the Blaize Warrants to 932,411 shares of New Blaize Common Stock; (iv) all shares of Blaize Redeemable Convertible Preferred Stock for 34,651,735 shares of New Blaize Common Stock based on the Exchange Ratio of approximately 0.78 shares of New Blaize Common Stock for one (1) share of Blaize Common Stock or common stock equivalent upon the Closing of the Business Combination; (v) 2,000,000 shares underlying the Burkhan Warrants; (vi) 3,772,264 shares of New Blaize Common Stock issued upon conversion of the Burkhan Convertible Notes; (vii) 4,500,000 shares of New Blaize Common Stock issued upon net exercise of the warrants issued pursuant to the Blaize Warrant Financing; and (viii) 21,041,201 shares of New Blaize Common Stock issued upon conversion of the Final Closing Lender Notes.
Unless otherwise indicated, BurTech believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
	Assuming No Additional Redemptions		Assuming 50% Redemptions		Assuming Maximum Redemptions
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage	Number of Shares	Percentage	Number of Shares	Percentage
5% or Greater Holders of New Blaize
Bess Ventures and Advisory, LLC(2)	9,465,451	9.49%	9,465,451	9.66%	9,465,451	9.62%
Funds affiliated with Rizvi Traverse CI Manager, LLC(3)	7,405,452	7.45%	7,405,452	7.57%	7,405,452	7.55%
Ava Investors SA(4)	17,621,826	17.72%	17,621,826	18.02%	17,621,826	17.96%
Sponsor and related parties(5)	14,158,013	14.23%	14,662,251	14.99%	17,158,014	17.49%
Funds affiliated with DENSO(6)	9,081,006	9.13%	9,081,006	9.29%	9,081,006	9.26%
Anderson Investments Pte. Ltd.(7)	6,284,175	6.32%	6,284,175	6.43%	6,284,175	6.40%
Directors and Executive Officers of New Blaize
Lane Bess(2)	9,465,451	9.49%	9,465,451	9.66%	9,465,451	9.62%
Tony Cannestra(8)	733,350	*	733,350	*	733,350	*
Edward Frank(9)	730,136	*	730,136	*	730,136	*
Juergen Hambrecht(10)	722,035	*	722,035	*	722,035	*
Dinakar Munagala(11)	3,165,974	3.11%	3,165,974	3.16%	3,165,974	3.16%
Harminder Sehmi(12)	451,364	*	451,364	*	451,364	*
Dmitry Zakharchenko(13)	706,957	*	706,957	*	706,957	*
New Blaize directors and executive officers as a group (seven individuals)	15,922,114	15.94%	15,922,114	16.20%	15,922,114	16.16%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of those listed in the table above pre-Business Combination is c/o Blaize, Inc., 4659 Golden Foothill Parkway, Suite 206, El Dorado Hills, CA 95762.

(2)
Consists of (a) 8,838,664 shares of New Blaize Common Stock held by Bess Ventures, (b) 389,287 shares of New Blaize Common Stock held by the Trust and (c) 237,500 shares of New Blaize Common Stock underlying options exercisable within 60 days of the Closing. Lane M. Bess is the (i) managing member and owner of Bess Ventures and (ii) the Investment Fiduciary of the Trust. Lane M. Bess may be deemed to be the beneficial owner of the shares of Blaize capital stock beneficially owned by Bess Ventures and the Trust. The address of Bess Ventures is c/o Lane M. Bess, 1928 Sunset Harbor Drive, Miami Beach, FL 33139. The address of the Trust is 255 Alhambra Circle, Ste 333, Coral Gables, FL 33134.

(3)
Consists of (a) 1,204,381 shares of New Blaize Common Stock held by RT-AI II, LLC, (b) 837,624 shares of New Blaize Common Stock held by RT-AI III, LLC, (c) 2,532,634 shares of New Blaize Common Stock held by RT-AI IV LLC, (d) 830,813 shares of New Blaize Common Stock held by RT-AI V LLC (collectively, the “RT Funds”) and (e) 2,000,000 shares of New Blaize Common Stock held by Rizvi Master LLC (“Rizvi Master”). Rizvi Traverse CI Manager, LLC (“RTCIM”) is the manager of each of the RT Funds. Mr. Suhail Rizvi is the manager of RTCIM and Rizvi Master. Mr. Rizvi may be deemed to be the beneficial owner of the shares of New Blaize Common Stock beneficially owned by the RT Funds and Rizvi Master, but disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the RT Funds and Rizvi Master is c/o Rivzi Traverse CI Manager, LLC, 801 Northpoint Parkway, Suite 129, West Palm Beach, FL 33407.

(4)
Consists of 17,621,826 shares of New Blaize Common Stock held by Ava Private Markets Sarl (“Ava Private Markets”) and affiliates. Ava Investors SA is the investment manager of Ava Private Markets and exercises investment power with respect to the securities held by Ava Private Markets. Barthelemy Debray, Raphaëlle Mahieu and Benjamin Hazan may be deemed to exercise investment power with respect to the securities. Each of the persons above disclaims any beneficial ownership of the securities, except to the extent of any pecuniary interest therein. The address of each of the persons above is c/o Ava Investors SA, Rue du Rhône 78, 1204 Geneva, Switzerland.

(5)
Consists of (i) 14,158,014 shares of New Blaize Common Stock held by the Sponsor and related parties (assuming no additional redemptions); (ii) 14,662,251 shares of New Blaize Common Stock held by the Sponsor and related parties (assuming the 50% redemption scenario and the issuance of 504,237 shares of New Blaize Common Stock to Sponsor as part of the Backstop Agreement); and (iii) 17,158,014 shares of New Blaize Common Stock held by the Sponsor and related parties (assuming the max redemption scenario and the issuance of 3,000,000 shares of New Blaize Common Stock to Sponsor as part of the Backstop Agreement). BurTech LP LLC, the Sponsor, is the record holder of the securities reported herein. Shahal Khan, Patrick Orlando and Roman Livson are the managing members of our sponsor. By virtue of this relationship, Messrs. Khan, Orlando and Livson may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Messrs. Khan, Orlando and Livson disclaim any beneficial ownership except to the extent of their pecuniary interest in such securities. The address of the Sponsor and related parties is c/o BurTech Acquisition Corp., 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004.

(6)
Consists of (a) 4,567,545 shares of New Blaize Common Stock held by DENSO Corporation and (b) 4,513,461 shares of New Blaize Common Stock held by DENSO International America, Inc. DENSO International America Inc. is a direct wholly owned subsidiary of DENSO Corporation, and therefore, investment or voting power regarding shares held by DENSO International America Inc. is made by DENSO Corporation. In such capacity, DENSO Corporation may be deemed to have voting and investment power over the shares held by DENSO International America Inc. as well as shares held directly by DENSO Corporation. Investment and voting decisions regarding such shares are made by the board of directors of DENSO Corporation upon a recommendation by management, acting by majority vote and, as a result, no individual member of the board of directors acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the board of directors is subject to change from time to time. The board of directors currently consists of Koji Arima, Shinnosuke Hayashi, Yasushi Matsui, Yasuhiko Yamazaki, Akio Toyoda, Shigeki Kushida, Yuko Mitsuya and Joseph P. Schmelzeis Jr. Each of the members of the board of directors of DENSO Corporation disclaims beneficial ownership of such shares. The address of each of DENSO International America, Inc. and DENSO Corporation is 24777 Denso Dr, Southfield, MI 48033 and 1Chome-1 Showacho, Kariya, Aichi 448-0029, Japan, respectively.

(7)
Consists of 6,284,175 shares of New Blaize Common Stock held by Anderson. Anderson is a direct wholly owned subsidiary of Thomson, which in turn is a direct wholly owned subsidiary of Tembusu, which in turn is a direct wholly owned subsidiary of Temasek and may be deemed to share voting and investment power over the shares held by Anderson. In such capacities, each of Temasek, Tembusu and Thomson may be deemed to share voting and investment power over the shares held by Anderson. Investment and voting decisions regarding such shares are made by an investment committee of Temasek, acting by majority vote and, as a result, no individual investment committee member acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the investment committee is subject to change from time to time. The investment committee currently consists of Dilhan Pillay, Chia Song Hwee, Nagi Hamiyeh, Ravi Lambah, Rohit Sipahimalani, Uwe Krueger, Wu Yibing, Png Chin Yee, John Marren, Alpin Mehta, Suranjan Mukherjee, Martin Fichtner and Anuj Maheshwari. Each of the members of the investment committee disclaims beneficial ownership of such shares. The address for Anderson, Thomson, Tembusu and Temasek is 60B Orchard Road, #06-18, The Atrium@Orchard, Singapore 238891.
(8)
Consists of 733,350 shares of New Blaize Common Stock underlying options exercisable within 60 days of the Closing.

(9)
Consists of 730,136 shares of New Blaize Common Stock underlying options exercisable within 60 days of the Closing.

(10)
Consists of 722,035 shares of New Blaize Common Stock underlying options exercisable within 60 days of the Closing.

(11)
Consists of (a) 564,710 shares of New Blaize Common Stock held directly by Dinakar Munagala and (b) 2,604,752 shares of New Blaize Common Stock underlying options exercisable within 60 days of the Closing.

(12)
Consists of 451,364 shares of New Blaize Common Stock underlying options exercisable within 60 days of the Closing.

(13)
Consists of 706,957 shares of New Blaize Common Stock underlying options exercisable within 60 days of the Closing.

ADDITIONAL INFORMATION
Submission of Stockholder Proposals
The BurTech Board is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.
Future Stockholder Proposals
If BurTech holds a 2025 annual meeting of stockholders, stockholder proposals, including director nominations, for the 2025 annual meeting must be received at our principal executive offices by not earlier than the close of business on the 120th day before the 2025 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2025 annual meeting or (y) the close of business on the 10th day following the first day on which we publicly announce the date of the 2025 annual meeting, and must otherwise comply with applicable SEC rules and the advance notice provisions of our Existing Bylaws, to be considered for inclusion in our proxy materials relating to our 2025 annual meeting.
You may contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Stockholder Communications
Prior to the Business Combination, stockholders and interested parties may communicate with the BurTech Board, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004. Following the Business Combination, such communications should be sent to New Blaize’s U.S. headquarters at 4659 Golden Foothill Parkway, Suite 206, El Dorado Hills, CA 95762. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.
Legal Matters
The validity of the shares of BurTech Class A Common Stock to be issued in connection with the Business Combination will be passed upon by Norton Rose Fulbright US LLP.
Experts
The consolidated financial statements of Blaize as of December 31, 2023 and 2022, and for each of the years in the two-year period ended December 31, 2023 included in this proxy statement/prospectus have been audited by UHY LLP, an independent registered public accounting firm, as set forth in their report thereon, appearing elsewhere herein (which contains an explanatory paragraph relating to Blaize’s ability to continue as a going concern), and are included in reliance upon such report given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of BurTech Acquisition Corp. for the years ended December 31, 2023 and 2022 appearing in this proxy statement/prospectus have been audited by Marcum LLP, an independent registered public accounting firm, as stated in their report thereon (which includes an explanatory paragraph relating to BurTech Acquisition Corp.’s ability to continue as a going concern) and included in this proxy statement/prospectus, in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.
Delivery of Documents to Stockholders
Pursuant to the rules of the SEC, BurTech and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement/prospectus. Upon written or oral request, BurTech will deliver a separate copy of this proxy statement/prospectus to any stockholder at a shared address to which a single copy of this proxy statement/prospectus was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement/prospectus may likewise request delivery of single copies of this proxy statement/prospectus in the future. Stockholders may notify BurTech of their requests by calling or writing BurTech at its principal executive offices at (202) 600-5757 and 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004.
Transfer Agent; Warrant Agent and Registrar
The registrar and transfer agent for the shares of BurTech Common Stock and the warrant agent for BurTech Warrants is Continental Stock Transfer & Trust Company, LLC. BurTech has agreed to indemnify Continental Stock Transfer & Trust Company, LLC in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, fraud or willful misconduct of the indemnified person or entity.

WHERE YOU CAN FIND MORE INFORMATION
BurTech files reports, proxy statements/prospectuses and other information with the SEC as required by the Exchange Act. You can read BurTech’s SEC filings, including this proxy statement/prospectus, over the internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement/prospectus or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:
BurTech Acquisition Corp.
Address: 1300 Pennsylvania Ave NW, Suite 700, Washington, DC 20004
Telephone: (202) 600-5757
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com
If you are a stockholder of BurTech and would like to request documents, please do so by December 16, 2024 to receive them before the BurTech special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
Neither BurTech nor Blaize has authorized anyone to give any information or make any representation about the Business Combination or their companies that is different from, or in addition to, that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS
Page
BLAIZE FINANCIAL STATEMENTS
Audited Financial Statements of Blaize, Inc.:
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets as of December 31, 2023, and 2022	F-3
Consolidated Statements of Operations for the years ended December 31, 2023, and 2022	F-4
Consolidated Statements of Changes in Shareholders’ Deficit for the years ended December 31, 2023, and 2022	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2023 and 2022	F-6
Notes to Consolidated Financial Statements	F-7
Unaudited Financial Statements of Blaize, Inc.:
Condensed Consolidated Balance Sheets as of September 30, 2024 and December 31, 2023 (unaudited)	F-45
Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2024, and 2023 (unaudited)	F-46
Condensed Consolidated Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the three and nine months ended September 30, 2024 and 2023 (unaudited)	F-47
Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2024, and 2023 (unaudited)	F-48
Notes to Unaudited Condensed Consolidated Financial Statements	F-49
BURTECH FINANCIAL STATEMENTS
Audited Financial Statements of BurTech Acquisition Corp.:
Report of Independent Registered Public Accounting Firm	F-79
Consolidated Balance Sheets as of December 31, 2023 and 2022	F-81
Consolidated Statements of Operations as of December 31, 2023 and 2022	F-82
Consolidated Statements of Changes in Stockholders’ Deficit as of December 31, 2023 and 2022	F-83
Consolidated Statements of Cash Flows as of December 31, 2023 and 2022	F-84
Notes to Consolidated Financial Statements	F-85
Unaudited Financial Statements of BurTech Acquisition Corp.:
Condensed Consolidated Balance Sheets as of September 30, 2024 (Unaudited) and December 31, 2023	F-106
Condensed Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-107
Condensed Consolidated Statements of Changes in Stockholders’ Deficit for the Three and Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-108
Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2024 and 2023 (Unaudited)	F-109
Notes to Condensed Consolidated Financial Statements (Unaudited)	F-110

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
Blaize, Inc. and Subsidiaries
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Blaize, Inc. and Subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of operations, redeemable convertible preferred stock and stockholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Substantial Doubt about the Company’s Ability to Continue as a Going Concern
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred recurring operating losses and negative cash flows from operations, has an accumulated deficit, and has historically relied on cash proceeds from founders or other investors and other financing activities to fund operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ UHY LLP
We have served as the Company’s auditor since 2023.
Melville, New York
June 11, 2024, except for Notes 2, 14 and 17 as to which the date is September 5, 2024.

Blaize, Inc. and Subsidiaries
Consolidated Balance Sheets
(Amounts in thousands, except share and per share amounts)
	December 31,
	2023	2022
Assets:
Current assets:
Cash	$3,213	$4,913
Accounts receivable, net	11	794
Accounts receivable – related party (Note 14)	467	1,106
Inventories	6,522	4,336
Prepaid expenses and other current assets	2,836	1,512
Total current assets	13,049	12,661
Property and equipment, net	1,555	3,375
Deferred income tax assets	1,033	926
Operating lease right of use assets	2,423	1,673
Other assets	579	643
Total assets	$18,639	$19,278
Liabilities, redeemable convertible preferred stock and stockholders’ deficit:
Current liabilities:
Demand notes	$4,750	$—
Accounts payable	14,925	8,724
Accrued expenses and other current liabilities	7,464	2,674
Accrued loss on purchase commitments	3,588	5,445
Accrued compensation	1,938	1,904
Income tax payable	1	591
Current operating lease liabilities	569	886
Convertible notes, current portion	14,641	—
Total current liabilities	47,876	20,224
Long-term operating lease liabilities	1,791	781
Warrant liabilities	3,730	529
Convertible notes	18,064	3,139
Other liabilities	391	1,124
Total liabilities	71,852	25,797
Commitments and contingencies (Note 13)
Redeemable convertible preferred stock – $0.00001 par value; 96,650,097 shares authorized as of December 31, 2023 and 2022; 44,494,703 and 16,498,279 shares issued and outstanding as of December 31, 2023 and 2022, respectively; liquidation preference of $173,347 and $64,020 as of December 31, 2023 and 2022, respectively	173,347	64,020
Stockholders’ deficit:
Common stock – $0.00001 par value; 175,095,000 shares authorized as of December 31, 2023 and 2022; 17,454,353 and 6,143,294 shares issued and outstanding as of December 31, 2023 and 2022, respectively	—	—
Treasury stock, at cost: 124,225 shares at December 31, 2023 and 2022	—	—
Additional paid-in capital	141,496	209,928
Accumulated deficit	(368,056)	(280,467)
Total stockholders’ deficit	(226,560)	(70,539)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$18,639	$19,278
See accompanying notes to consolidated financial statements.

Blaize, Inc. and Subsidiaries
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
	Year Ended December 31,
	2023	2022
Revenue
Engineering services revenue – related party (Note 14)	$3,840	$2,722
Hardware revenue	16	865
Other services revenue – related party (Note 14)	—	254
Total revenue	3,856	3,841
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization)	3,656	3,035
Research and development	18,115	24,302
Selling, general and administrative	17,303	15,665
Depreciation and amortization	2,040	2,751
Loss on purchase commitments	1,165	5,043
Transaction costs	105	3,261
Total costs and expenses	42,384	54,057
Loss from operations	(38,528)	(50,216)
Other income (expense), net:
Pay-to-Play financing charge	(35,832)	(55,853)
Debt financing charge on convertible notes	(3,145)	—
Interest expense from the amortization of discount on convertible notes	—	(1,183)
Other (expense) income, net	(255)	93
Gain on Paycheck Protection Program loan forgiveness	—	1,073
Gain (loss) on foreign exchange transactions	50	(145)
Loss on extinguishment of convertible notes	—	(52)
Change in fair value of convertible notes	(9,532)	(500)
Change in fair value of warrant liabilities	(945)	2,687
Total other expense	(49,659)	(53,880)
Loss before income taxes	(88,187)	(104,096)
(Benefit from) provision for income taxes	(598)	534
Net loss	(87,589)	(104,630)
Deemed dividend on preferred stock, change in redemption value and effect of exchange of preferred stock	—	(1,825)
Net loss allocable to common stockholders	$(87,589)	$(106,455)
Net loss per share attributable to common stockholders, basic and diluted	$(20.79)	$(73.67)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	4,213,244	1,445,089
See accompanying notes to consolidated financial statements.

Blaize, Inc. and Subsidiaries
Consolidated Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit
(Amounts in thousands, except share and per share amounts)
	Redeemable Convertible Preferred Stock		Common Stock		Treasury Stock		Additional paid-in capital	Accumulated deficit	Total stockholders’ deficit
	Shares	Amount	Shares	Amount	Shares	Amount
Balance at January 1, 2022	60,614,259	$176,989	957,864	$—	124,225	$—	$3,708	$(175,647)	$(171,939)
Issuance of Series D-2 preferred stock, net of issuance costs of $340 and Series D-2 preferred stock warrants of $244	1,126,373	5,017	—	—	—	—	—	—	—
Issuance of Series D-2 preferred stock upon extinguishment of convertible notes, net of Series D-2 preferred stock warrants of $1,390	6,435,447	30,764	—	—	—	—	—	—	—
Deemed dividend associated with Series D-2 preferred stock warrants issued with Series D-2 preferred stock issuance	—	1,635	—	—	—	—	(1,635)	—	(1,635)
Issuance of Series D Exchange Preferred shares in exchange for extinguishment of Series D preferred stock	—	(1,636)	—	—	—	—	—	1,636	1,636
Conversion of preferred stock into common stock	(60,374,854)	(174,500)	60,374,854	—	—	—	174,500	—	174,500
Reverse 10:1 common stock split	—	—	(54,337,382)	—	—	—	—	—	—
Reclassification of warrants from liability preferred to equity upon conversion of preferred to common stock	—	—	—	—	—	—	54	—	54
Reissuance of Shadow Preferred in Pay-to-Play Pull Through Exchange at redemption value	8,697,054	23,925	(869,705)	—	—	—	(23,925)	—	(23,925)
Change in value of preferred stock subject to possible redemption	—	1,826	—	—	—	—	—	(1,826)	(1,826)
Exercise of stock options	—	—	17,663	—	—	—	128	—	128
Stock-based compensation	—	—	—	—	—	—	1,245	—	1,245
Pay-to-Play financing charge	—	—	—	—	—	—	55,853	—	55,853
Net loss	—	—	—	—	—	—	—	(104,630)	(104,630)
Balance at December 31, 2022	16,498,279	$64,020	6,143,294	$—	124,225	$—	$209,928	$(280,467)	$(70,539)
Reissuance of Shadow Preferred in Pay-to-Play Pull Through Exchange at redemption value	27,996,424	109,327	(2,799,634)	—	—	—	(109,327)	—	(109,327)
Reissuance of common stock in common rights offering	—	—	8,109,693	—	—	—	—	—	—
Issuance of common stock upon release of restricted stock units	—	—	6,000,000	—	—	—	—	—	—
Exercise of stock options	—	—	1,000	—	—	—	1	—	1
Stock-based compensation	—	—	—	—	—	—	2,483	—	2,483
Pay-to-Play financing charge	—	—	—	—	—	—	35,771	—	35,771
Debt financing charge on convertible notes	—	—	—	—	—	—	2,640	—	2,640
Net loss	—	—	—	—	—	—	—	(87,589)	(87,589)
Balance at December 31, 2023	44,494,703	$173,347	17,454,353	$—	124,225	$—	$141,496	$(368,056)	$(226,560)
See accompanying notes to consolidated financial statements.

Blaize, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Amounts in thousands, except share and per share amounts)
	December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(87,589)	$(104,630)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,040	2,751
Noncash lease expense	815	852
Pay-to-Play financing charge	35,832	55,853
Debt financing charge on convertible notes	3,145	—
Stock-based compensation	2,483	1,245
Credit loss expense	421	—
Deferred income taxes	(107)	(48)
Change in fair value of convertible notes	9,532	500
Change in fair value of warrant liabilities	945	(2,687)
Loss on extinguishment of convertible notes	—	52
Non-cash loss on lease termination	(18)	—
Gain on Paycheck Protection Program loan forgiveness	—	(1,073)
Loss on purchase commitments	1,165	5,043
Changes in operating assets and liabilities:
Accounts receivable, net	362	(780)
Accounts receivable – related party	639	(1,106)
Inventories	(2,186)	(910)
Prepaid expenses and other current assets	167	(148)
Other assets	64	57
Accounts payable and accrued liabilities	9,500	4,424
Operating lease liabilities	(854)	(975)
Income taxes payable	(590)	203
Accrued loss on purchase commitments	(3,022)	—
Accrued compensation	34	150
Other liabilities	(733)	1,005
Net cash used in operating activities	(27,955)	(40,222)
Cash flows from investing activities:
Purchases of property and equipment	(220)	(493)
Net cash used in investing activities	(220)	(493)
Cash flows from financing activities:
Proceeds from issuance of Series D-2 preferred stock, net of cash based loan costs	—	5,260
Proceeds from the Series D-2 convertible notes	—	30,812
Proceeds from Pay-to-Play convertible notes and Common Rights Offering	9,425	2,961
Proceeds from convertible notes	12,300	—
Proceeds from short term demand notes	4,925	—
Repayment of short term demand notes	(176)	—
Series D issuance costs paid	—	(76)
Proceeds from exercise of stock options	1	128
Net cash provided by financing activities	26,475	39,085
Net decrease in cash	(1,700)	(1,630)
Cash – beginning of year	4,913	6,543
Cash – end of year	$3,213	$4,913
Supplemental disclosures of cash flow information:
Cash paid during the year for interest	$3	$—
Cash paid during the year for taxes	$—	$454
Supplemental disclosures of noncash investing and financing activities:
Reissuance of Shadow Preferred in Pay-to-Play Pull Through Exchange at redemption value	$109,327	$—
Operating lease asset obtained in exchange for new operating lease liabilities	$1,673	$1,128
Right-of-use assets and lease liabilities extinguished upon termination of lease, net of gain	$(108)	$—
Conversion of convertible notes	$—	$30,812
Issuance of warrants with convertible notes	$1,690	$—
Issuance of warrants with preferred stock issuance	$—	$1,634
Capitalized deferred offering costs outstanding at year-end	$1,491	$—
Conversion of redeemable convertible preferred stock to common stock	$—	$174,500
Conversion of preferred warrant liability to equity	$—	$54
Pull through of Shadow preferred stock upon Pay-to-Play	$—	$23,925
Fair value of free standing warrants issued with Pay-to-Play convertible notes	$—	$322
Accretion of redemption value of convertible preferred stock	$—	$1,826
See accompanying notes to consolidated financial statements.

Blaize, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
Note 1.   Description of Business
Blaize, Inc. (collectively “Blaize” or “the Company”) was originally incorporated on February 16, 2010, as a Delaware corporation under the name of ThinCI, Inc. and commenced operations at that time. On October 17, 2019, the Company’s Board of Directors adopted a Restated Certificate of Incorporation, which changed the Company’s name to Blaize, Inc. The Company is headquartered in El Dorado Hills, California and consists of four separate legal entities: Blaize, Inc. (United States of America), Blaize New Computing Technologies India Private Limited (India), Blaize Technologies Philippines, Inc. (Philippines) and Blaize U.K. LTD (England). Blaize designs and develops low power, high efficiency, programmable artificial intelligence (“AI”) edge computing hardware and software. Blaize leads a new generation of computing, which unleashes the potential of AI in order to enable significant increases in the value that technology delivers to improve the way people work and live. The Company offers transformative edge computing solutions for AI data collection and processing, with a focus on smart vision and other AI applications for the automotive, retail, security and industrial markets.
In November 2023, the Company entered into a Memorandum of Understanding with a United Arab Emirates (“UAE”) based third-party investment entity to establish a cooperative framework for both entities to discuss and explore commercial and technical collaboration in the UAE. The collaboration is intended to be operationalized through a newly created entity, Blaize Artificial Intelligence Middle East, LLC, in which the Company has a 35% ownership interest. As of December 31, 2023, there has not been an operating agreement executed between the Company and the holder of the 65% that would make the Company the primary beneficiary of this new legal entity. The new entity does not have any assets or liabilities and has not started operations.
Merger Agreement
On December 22, 2023, the Company entered into a preliminary agreement and plan of merger (“Merger Agreement”) by and among BurTech Acquisition Corp, a publicly traded special acquisition company (“BurTech”), BurTech Merger Sub Inc. a Delaware corporation and a direct, wholly owned subsidiary of BurTech (“Merger Sub”), and, solely for the limited purposes of the transaction, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize. The separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of BurTech. In connection with the consummation of the business combination (the “Merger”), BurTech will be renamed Blaize Holdings, Inc. (“New Blaize”). The Merger Agreement was amended on April 22, 2024 (see Notes 13 and 17).
Liquidity and Going Concern
The Company’s consolidated financial statements have been prepared on a going concern basis, which assumes that it will be able to meet its obligations and continue its operations during the twelve-month period following the issuance of these consolidated financial statements. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.
Since inception of the Company and through December 31, 2023, the Company has funded its operations primarily with cash flows from contributions from founders or other investors and other financing activities. The Company has incurred recurring losses and negative cash flows since its inception, including a net loss of $87.6 million and $104.6 million for the years ended December 31, 2023 and 2022, respectively. As of December 31, 2023, the Company had cash of $3.2 million, a net working capital deficit of $34.8 million, and an accumulated deficit of $368.1 million.
The Company’s ability to continue to meet its obligations, to achieve its business objectives and continue as a going concern is dependent upon several factors, including the Company’s revenue growth rate, the timing and extent of spending to support further sales and marketing and research and development efforts. In order to finance these opportunities, the Company will need to raise additional financing. While there can be no assurances, the Company intends to raise such capital through issuances of additional debt and equity, as well as through a possible SPAC transaction. If additional financing is required from outside sources, the Company may not be able to raise it on terms acceptable to the Company or at all. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.
While the Company is currently taking actions to both source and preserve cash through a combination of the issuance of convertible notes and a possible capital market transaction and has received additional funding in 2024 (see Note 17), and the Company cannot be assured that they will be able to enter into any such contracts. As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Update (“ASU”) 2014-15, Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern, management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through a year from the date these consolidated financial statements are available to be issued.
Note 2.   Summary of Significant Accounting Policies
Basis of Presentation and Principles of Consolidation
The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and reflect all adjustments including normal recurring adjustments, which, in the opinion of management, are necessary to present fairly the financial position, results of operations, and cash flows for the periods presented in accordance with GAAP. The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.
Conversion of Preferred Stock to Common Stock and Reverse Stock Split
Effective November 30, 2022, in preparation for the Company’s issuance of its Pay-to-Play Convertible Notes (see Note 8), the Company’s preferred stockholders consented to a conversion of all outstanding preferred stock to common stock on a one-for-one basis. The effects of this conversion event are shown as of November 30, 2022 in the accompanying consolidated financial statements and notes herein.
Following this conversion, in December 2022, the Company approved and effected a ten-for-one reverse stock split of its common stock. The par value of the common stock was not adjusted as a result of the reverse stock split. All share and per share amounts for the periods presented in the consolidated financial statements and notes herein have been adjusted retrospectively to reflect this reverse stock split.
Use of Estimates
The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods presented. Such estimates and assumptions include, but are not limited to, those related to revenue recognition, the valuation of accounts receivable, the net realizable value of inventory, the useful lives of long-lived assets, the incremental borrowing rate used in calculating operating lease right of use assets, the accounting for income taxes, the estimates used to evaluate the recoverability of long-lived assets, amortization method and periods for capitalized software, the estimated fair value of convertible notes, warrant liabilities, common stock, and stock based compensation expense. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of 90 days or less to be cash equivalents in the consolidated financial statements. The Company has cash deposits in a financial institution that, at times, may be in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Company has not experienced losses in such accounts and periodically evaluates the creditworthiness of its financial institutions. As of December 31, 2023 and 2022, the Company had cash balances in excess of domestic and international insurance limits of approximately $2.2 million and $4.0 million, respectively.
As of December 31, 2023 and 2022, the Company did not have any cash equivalents or restricted cash balances.
Accounts Receivable, Net
Accounts receivable, net is recorded at the invoiced amount and does not accrue interest. The allowance for credit losses is the Company’s estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines that allowance based upon a review of each receivable and all known factors that could affect collectability. These factors include but are not limited to a customer’s past payment performance, customer financial condition, general economic or industry conditions and disputes regarding the invoiced amount or regarding the product or service rendered. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The allowance for credit losses was $0.4 million and zero as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, the Company’s accounts receivable included approximately $0.5 million and $1.1 million, respectively, of unbilled accounts receivable (see Note 14).
Inventories
Inventories consist of raw materials, work in process inventories, and finished goods. Inventories are stated at the lower of cost or net realizable value, with cost being determined on a first-in, first-out basis. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Adjustments to reduce the cost of inventory to its net realizable value are made, if required, for estimated excess, obsolescence, or impaired balances. At the point of loss recognition, a new lower cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration or increase in the newly established cost basis. Any write-downs of inventories are reflected as part of cost of revenue in the accompanying consolidated statement of operations.
Property and Equipment, Net
Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight line method over the following estimated useful lives:
Computer equipment	3 – 5 years
Software	years
Furniture and fixtures	years
Office equipment	5 years
Vehicles	8 years
Leasehold improvements	Shorter of the related lease term or useful life
The Company capitalizes additions and improvements while repair and maintenance costs are expensed to operations as incurred. Upon retirement or sale of a fixed asset, the cost of the asset and related accumulated depreciation are removed from the accounts and the net amount, less proceeds from disposal, is credited or charged as a gain or loss in the consolidated statements of operations.
Leases
The Company determines if an arrangement is or contains a lease based on the unique facts and circumstances present at the inception of the arrangement and if such a lease is classified as a financing lease or operating lease. Operating lease right-of-use (“ROU”) assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. Operating lease ROU assets also include any initial direct costs and prepayments less lease incentives. Lease terms include periods under options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. The Company generally uses the base, non-cancelable, lease term when determining the lease assets and liabilities. As of December 31, 2023 and 2022, the Company had no finance leases.
Lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise such options. As the Company’s leases do not provide an implicit rate, the Company uses its collateralized incremental borrowing rate based on the information available at the lease commencement date, including any reasonably certain renewal lease term, in determining the present value of lease payments. Lease expense for these operating leases is recognized on a straight-line basis over the lease term and is reflected in the consolidated statements of operations in selling, general and administrative expenses. Payments under lease arrangements are primarily fixed, however, most lease agreements also contain variable payments. Variable lease payments are expensed as incurred and not included in the operating lease ROU assets and lease liabilities. These variable amounts primarily include payments for taxes, parking and common area maintenance.
The Company has made an accounting policy election not to recognize ROU assets and lease obligations for its short-term leases, which are defined as leases with an initial term of twelve months or less. However, the Company will recognize these lease payments in the consolidated statements of operations on a straight-line basis over the lease term and variable lease payments in the period in which the obligation is incurred. Lease payments for month-to-month leases are recognized as incurred.
Software Development Costs
Software development costs for software to be sold, leased, or marketed are accounted for in accordance with Accounting Standards Codification (“ASC”) 985-20, Software — Costs of Software to be Sold, Leased or Marketed. Under ASC 985-20, software development costs incurred in creating software solutions are expensed until technological feasibility has been established and costs are determined to be recoverable. Thereafter, all software development costs incurred through the software’s general release date to customers are capitalized and subsequently recorded at the lower of amortized cost or net realizable value. To date, the establishment of technological feasibility of the Company’s software solutions has occurred shortly before the software’s general release date to customers. Additionally, amortization is calculated on a software feature-by-feature basis and the estimated economic life of a feature is one year. To date, the impact of capitalizing qualifying software development costs has been immaterial.
Internally Developed Software
Internally developed software costs for software to be used internally are accounted for in accordance with ASC 350-40, Internal Use Software. The Company capitalizes certain internal and external costs incurred during the application development stage of internal-use software projects until the software is ready for its intended use. Amortization of the asset commences when the software is complete and placed into service and is recorded in depreciation and amortization expense in the consolidated statements of operations. The Company amortizes completed internal-use software over its estimated useful life of three years on a straight-line basis. Costs incurred during the planning, training and post-implementation stages of the software development life cycle are classified as technology costs as incurred and are reflected in the consolidated statements of operations in selling, general, and administrative expenses.
Deferred Offering Costs
Deferred offering costs, which consist of direct incremental legal, consulting, banking and accounting fees primarily relating to the Company’s contemplated merger with BurTech (see Note 1) whereby the Company will become a public company, are capitalized and will be offset against proceeds upon the consummation of the offering within stockholders’ deficit. In the event an anticipated offering is terminated, deferred offering costs will be expensed. As of December 31, 2023 and 2022 there were $1.5 million and zero capitalized deferred offering costs on the consolidated balance sheets.

Impairment of Long Lived Assets
Whenever events or changes in circumstances indicate that the carrying amount of long lived assets may not be recoverable, the Company estimates the expected undiscounted future cash flows from the use of those assets and their eventual disposition (without any allocated debt financing charges). If the sum of the expected undiscounted future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. For the years ended December 31, 2023 and 2022, the Company did not recognize any impairment expense related to its long-lived assets.
Embedded Derivative Evaluation
The Company evaluates the terms of its debt instruments to determine if any identified embedded features, including embedded conversion options or redemption features, are required to be bifurcated and accounted for separately as a derivative financial instrument. In circumstances where a host instrument contains more than one embedded derivative instrument, including a conversion option, that is required to be bifurcated, the bifurcated derivative instruments would be accounted for as a single, compound derivative instrument. Any identified and bifurcated embedded derivatives are initially recorded at fair value and are revalued at each reporting date with changes in the fair value reported as non-operating income or expense.
Convertible Notes
The Company accounts for its convertible notes, some of which contain, predominantly, fixed rate conversion features, whereby the outstanding principal and accrued interest may be converted by the holder, into a variable number of shares of preferred stock at a fixed discount to the market price of the common stock at the time of conversion under ASU Debt — Debt with Conversion and Other Options (Subtopic 470-20), Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) and Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (ASU 2020-06). The Company has elected to account for its convertible notes at fair value at each period end pursuant to ASC 825, Financial Instruments wherein changes in the fair value are recorded as change in fair value of convertible notes in the consolidated statements of operations.
Warrant Liabilities
The Company has issued freestanding warrants in connection with certain of its convertible debt agreements and preferred stock issuances which have been recorded as long-term liabilities in the consolidated balance sheets at their estimated fair value. At initial recognition, the warrants were recorded at their estimated fair value calculated using the Black-Scholes-Merton (“Black-Scholes”) option pricing model (see Note 9). The liability associated with these warrants is subject to remeasurement at each balance sheet date, with changes in fair value recorded as change in the fair value of warrant liabilities in the consolidated statements of operations. The warrants will continue to be remeasured until the earlier of the expiration or exercise of the warrants. The warrants are recorded at fair value each reporting period using the Black-Scholes option pricing model.
Redeemable Convertible Preferred Stock
The Company’s redeemable convertible preferred stock has been classified outside of stockholders’ deficit, as mezzanine equity, due to the redemption option of the preferred stock shareholders (see Note 11). The Company records redeemable convertible preferred stock at fair value on the dates of issuance, net of issuance costs. The Company has adjusted the carrying values of the redeemable convertible preferred stock, subsequent to the initial issuance date, to the redemption value of such shares because it is probable that the convertible preferred stock will become redeemable.
Revenue Recognition
The Company derives revenue from product sales, license and development arrangements, joint marketing arrangements and cloud services. The Company recognizes revenue under ASC Topic 606, Revenue from Contracts with Customers (ASC 606), in which it determines revenue recognition through the following steps:

Step 1: Identify the contract with the customer.
The Company considers the terms and conditions of the engagement in identifying the contracts. The Company determines a contract with a customer to exist when the contract is approved, each party’s rights regarding the services to be transferred can be identified, the payment terms for the services can be identified, it has been determined the customer has the ability and intent to pay, and the contract has commercial substance. At contract inception, the Company will evaluate whether two or more contracts should be combined and accounted for as a single contract and whether the combined or single contract includes more than one performance obligation. The Company applies judgment in determining the customer’s ability and intent to pay, which is based on a variety of factors, including the customer’s historical payment experience or, in the case of a new customer, credit, and financial information pertaining to the customer.
Step 2: Identify the performance obligations in the contract.
Performance obligations promised in a contract are identified based on the services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the service either on its own or together with other resources that are readily available from third parties or from the Company and are distinct in the context of the contract.
Step 3: Determine the transaction price.
The transaction price is determined based on the consideration to which the Company expects to be entitled in exchange for transferring services to the customer. Variable consideration is included in the transaction price if, in the Company’s judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur. None of the Company’s contracts contain a significant financing component.
Step 4: Allocate the transaction price to the performance obligations in the contract.
Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on each performance obligation’s relative standalone selling price (“SSP”).
Step 5: Recognize revenue when the company satisfies a performance obligation.
Revenue is recognized at the time the related performance obligation is satisfied by transferring the control of the promised service to a customer. Revenue in respect of services, including nonrecurring engineering services or marketing services, is recognized over the contractual terms during which the Company provides services over period of time. Hardware revenue is recognized at a point in time when the product is shipped. The Company generates all its revenue from contracts with customers.
Revenue from hardware sales is recognized upon transfer of control of products to customers in an amount that reflects the consideration the Company expects to receive in exchange for the hardware. The Company offers unspecified upgrades and support on certain products, however, the related revenue has historically not been material.
The Company’s license and development arrangements entail revenue from the licensing of its intellectual property (“IP”) and also include nonrecurring engineering development services to configure the Company’s IP and hardware to a customer’s needs. For each contract, the Company considers the promise to deliver a license that grants the customer the right to use the IP, as well as any professional services provided under the contract, as distinct performance obligations. The Company recognizes licensing revenue from such arrangements over the term of the arrangements and recognizes professional services over time as the services are provided. The Company measures progress to completion based on actual costs incurred to date as a percentage of the estimated total cost required to complete the project.
The Company entered into a joint marketing arrangement with a subsidiary of a minority investor to expand hardware sales into a foreign market (see Note 14). The joint marketing arrangement is comprised of various performance obligations, including the providing of a dedicated engineer for customer engagement services and design activities, a stand-ready obligation to provide product support services as well as co-participation in marketing events, all of which occur over the term of the arrangement.
The timing of the Company’s revenue recognition may differ from the timing of payment by its customers. An unbilled receivable is recorded when revenue is recognized prior to invoicing and the Company has an unconditional right to payment. Alternatively, when payment precedes the provision of the related services, the Company records deferred revenue until the performance obligations are satisfied. The following table is a rollforward of contract liabilities, which are included in accrued expenses and other current liabilities and other liabilities on the consolidated balance sheets as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Balance at January 1	$1,830	$250
Addition of deferred revenue	3,113	2,200
Recognition of revenue	(3,843)	(620)
Balance at December 31	$1,100	$1,830
The Company defers incremental costs of obtaining a customer contract and amortizes the deferred costs over the period that the related revenue is recognized. The Company had no material incremental costs to obtain customer contracts in any period presented.
The Company has elected to account for shipping and handling fees as fulfillment activities and not separate performance obligations. Accordingly, these fees are reflected in revenue and the related fulfillment costs are accrued as cost of revenue as the related fulfillment costs incurred.
The Company offers a standard assurance-type warranty to customers for hardware sales.
Research and Development
Costs related to the Company’s research and development (“R&D”) activities are expensed as incurred. R&D expense consists primarily of personnel costs for the Company’s R&D activities. R&D expense also includes costs associated with the design and development of the Company’s AI edge computing hardware and software.
Advertising Costs
Advertising costs are expensed as incurred and are included in selling, general and administrative expenses in the consolidated statements of operations. Advertising costs were immaterial for the years ended December 31, 2023 and 2022, respectively.
Income Taxes
The Company is subject to income taxes in the U.S. and various foreign jurisdictions. The Company uses the asset-and-liability method for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial statement carrying amounts and tax bases of assets and liabilities and operating loss and tax credit carryforwards and are measured using the enacted tax rates that are expected to be in effect when the differences reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established on a jurisdiction-by-jurisdiction basis when necessary to reduce deferred tax assets to an amount that, in the opinion of management, is more likely than not to be realized.
The Company is subject to tax audits in various jurisdictions. The Company regularly assesses the likely outcomes of such audits in order to determine the appropriateness of liabilities for uncertain tax benefits. The Company accounts for uncertain tax positions based on an evaluation as to whether it is more likely than not that a tax position will be sustained upon audit, including resolution of any related appeals or litigation processes. This evaluation is based on all available evidence and assumes that the appropriate tax authorities have full knowledge of all relevant information concerning the tax position. The tax benefit recognized is based on the largest amount that is greater than 50% likely of being realized upon ultimate settlement. The Company includes interest expense and penalties related to its uncertain tax positions in income tax expense.
Stock-Based Compensation
The Company recognizes the cost of employee, non-employee consultants and non-employee directors’ services received in exchange for awards of stock options based on the fair value of those awards at the date of grant over the requisite service period. The fair value of stock options granted is determined using the Black-Scholes option-pricing model using various inputs, including Company estimates of expected stock price volatility, term, risk-free rate and future dividends. The Company has elected the simplified method to determine the expected term of the option grants.
The Company also grants RSUs to employees and non-employee consultants, which vest upon the satisfaction of both a service-based condition and a liquidity event condition, as defined. The fair value of restricted stock units is determined based on the Company’s estimated fair value of common stock at the date of grant. As of December 31, 2023 and 2022, the Company has not recorded any stock-based compensation expense associated with the RSUs as a liquidity event has not occurred. If a liquidity event occurs in the future, the Company will record cumulative stock-based compensation using the accelerated attribution method for those RSUs for which the service condition has been satisfied prior to the liquidity event, and the Company will record the remaining unrecognized stock-based compensation over the remainder of the requisite service period.
Forfeitures are recognized as they occur.
Fair Value Measurements
The Company determines fair value measurements used in its consolidated financial statements based upon the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy distinguishes between (i) market participant assumptions developed based on market data obtained from independent sources (observable inputs), and (ii) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). ASC 820, Fair Value Measurements, requires fair value measurements be classified and disclosed in one of the following pricing categories:
Level 1 — This level consists of unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 — This level consists of observable inputs other than the quoted prices included within Level 1, such as quoted prices for similar assets or liabilities in markets that are not active or for which all significant inputs are observable or can be corroborated by observable market data, either directly or indirectly, for substantially the full term of the asset or liability.
Level 3 — This level consists of unobservable inputs for the asset or liability to the extent that observable inputs are not available, thereby allowing for situations in which there is little or no market data for the asset or liability at the measurement date. This requires the reporting entity to develop its own assumptions that market participants would use in pricing the asset or liability.
The carrying amounts of cash, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued loss on purchase commitments and accrued expenses and other current liabilities approximate fair value because of their short-term maturities.
Foreign Currency
The Company’s reporting and functional currency is the United Stated dollar (“USD”). The local currencies of its foreign subsidiaries are the Indian rupee, British pound, or Philippine peso, however, the functional currency of its foreign subsidiaries is also the USD. Monetary assets and liabilities denominated in currencies other than USD are remeasured into USD at current exchange rates and nonmonetary assets and liabilities are measured at historical exchange rates. Revenues, cost of revenues, and operating expenses are remeasured at the average exchange rates in effect during each reporting period. The resulting transaction gains or losses are recognized in other income (expense), net, in the consolidated statements of operations. During the year ended December 31, 2023, foreign currency transaction gain was immaterial. During the year ended December 31, 2022, foreign currency transaction loss of $0.1 million was included in other income (expense), net in the consolidated statements of operations.
Concentration of Credit Risk
The Company’s cash accounts in a financial institution may at times exceed the Federal Depository Insurance coverage of $250,000.
The Company is exposed to credit risk in the event of nonpayment by customers up to the amounts recorded on the consolidated balance sheets. The Company manages its accounts receivable credit risk through ongoing credit evaluation of its customers’ financial conditions.
As of December 31, 2023, one customer accounted for approximately 98% of the Company’s accounts receivable. As of December 31, 2022, two customers accounted for approximately 58% and 41% of the Company’s accounts receivable (see Note 14).
Historically, a relatively small number of customers have accounted for a significant portion of the Company’s revenue. For the year ended December 31, 2023, one customer, a related party, accounted for nearly 100% of the Company’s revenue. For the year ended December 31, 2022, two customers accounted for approximately 71% and 20% of the Company’s revenue, one of which is a related party (see Note 14).
Net Loss Per Share
Basic and diluted net loss per share attributable to common stockholders is presented in conformity with the two-class method required for participating securities. The two-class method determines net income (loss) per share for each class of common and participating securities according to dividends declared or accumulated and participation rights in undistributed earnings. The two-class method requires income (loss) available to common stockholders for the period to be allocated between common and participating securities based upon their respective rights to shares in undistributed earnings as if all income (loss) for the period had been distributed. The Company’s redeemable convertible preferred stock contractually entitles the holders of such stock to participate in dividends but do not contractually require the holders of such stock to participate in losses of the Company. Accordingly, in periods in which the Company reports a net loss attributable to common stockholders, such losses are not allocated to such participating securities.
Basic net loss per share is calculated by dividing the net loss attributable to common stockholders by the weighted-average number of common stock outstanding during the period, without consideration of potentially dilutive securities. Diluted net loss per share is computed by dividing the net loss attributable to common stockholders by the weighted-average number of common stock and potentially dilutive securities outstanding for the period. For purposes of this calculation, redeemable convertible preference stock, stock options and warrants have been excluded from the calculation of diluted net loss per share attributable to common stockholders as their effect is anti-dilutive for all periods presented.
Segment Reporting
The Company operates in one reporting segment. Operating segments are defined as components of an enterprise about which separate financial information is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assessing performance. The Company’s Chief Executive Officer is the chief operating decision maker, who reviews financial information presented on a consolidated basis for the purposes of making operating decisions, allocating resources and evaluating financial performance.
Emerging Growth Company Status
The Company is expected to be an emerging growth company, as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act, until such time as those standards apply to private companies. The Company has elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date that the Company (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opt out of the extended transition period provided in the JOBS Act. As a result, these consolidated financial statements may not be comparable to companies that comply with the new or revised accounting pronouncements as of public company effective dates.
Recently Adopted Accounting Pronouncements
In March 2022, the FASB issued ASU 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures. This ASU eliminates the accounting guidance for troubled debt restructurings by creditors while enhancing disclosure requirements for certain loan refinancing and restructurings by creditors made to borrowers experiencing financial difficulty. The amendments also require disclosure of current period gross write-offs by year of origination for financing receivables. For organizations that have adopted ASU 2016-13, ASU 2022-02 is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. For entities that haven’t yet adopted ASU 2016-13, the effective dates for ASU 2022-02 are the same as the effective dates in ASU 2016-13. The Company adopted this standard as of January 1, 2023. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which amends ASC 326 to add, remove, and clarify disclosure requirements related to credit losses of financial instruments. The guidance introduces a new “expected loss” impairment model which applies to most financial assets measured at amortized cost and certain other instruments, including trade and other receivables, loans, held-to-maturity debt securities and other financial assets. Entities are required to estimate expected credit losses over the life of financial assets and record an allowance against the assets’ amortized cost basis to present them at the amount expected to be collected. Additionally, the guidance amends the impairment model for available for sale debt securities and requires entities to determine whether all or a portion of the unrealized loss on such debt security is a credit loss. The Company adopted this standard as of January 1, 2023. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
Recently Issued Accounting Pronouncements — Not Yet Adopted
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. This ASU enhances the transparency and decision usefulness of income tax disclosures. This guidance is effective for the Company beginning on January 1, 2025, and early adoption is permitted although the Company does not plan to early adopt. The Company does not expect the adoption to have a material impact on its consolidated financial statements.
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. This ASU improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. This guidance is effective for the fiscal year ending December 31, 2024 and interim periods within fiscal years beginning January 1, 2025. Early adoption is permitted although the Company does not plan to early adopt. The Company does not expect the adoption to have a material impact on the Company’s consolidated financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This ASU clarifies guidance in Topic 820 and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. This guidance is effective for the Company beginning on January 1, 2025 and early adoption is permitted. The adoption of this ASU is not expected to have a material impact on the Company’s consolidated financial statements.
In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The FASB issued authoritative guidance that clarifies that an acquirer of a business should recognize and measure contract assets and contract liabilities in a business combination in accordance with ASC Topic 606, Revenue from Contracts with Customers. This guidance is effective for the Company beginning on January 1, 2024 and should be applied prospectively to business combinations occurring on or after the effective date of the amendments.
Note 3.   Revenue
Disaggregation of Revenue
The following table presents the Company’s revenue information by geographical region for the years ended December 31, 2023 and 2022 (in thousands):
	2023	2022
United States	$3,848	$2,728
Canada	—	777
Japan	4	268
Korea	4	55
Others	—	13
Total revenue	$3,856	$3,841
The following provides a disaggregation of revenue based on the pattern of revenue recognition for the years ended December 31, 2023 and 2022 (in thousands):
	2023	2022
Revenue recognized at a point in time	$16	$865
Revenue recognized over time	3,840	2,976
	$3,856	$3,841
Revenue allocated to remaining performance obligations, which includes unearned or deferred revenue and amounts that will be invoiced and recognized as revenue in future periods as of December 31, 2023 and 2022 was as follows (in thousands):
	2023	2022
Current	$733	$730
Non-current	367	1,100
Total	$1,100	$1,830
Note 4.   Fair Value Measurements
The table below presents the Company’s financial liabilities measured at fair value on a recurring basis aggregated by the level in the fair hierarchy (in thousands):
	December 31, 2023
	Level 1	Level 2	Level 3	Total
Pay-to-Play convertible notes	$—	$—	$14,641	$14,641
2023 Convertible notes	—	—	18,064	18,064
Warrant liabilities	—	—	3,730	3,730
Total liabilities, measured at fair value	$—	$—	$36,435	$36,435
	December 31, 2022
	Level 1	Level 2	Level 3	Total
Pay-to-Play convertible notes	$—	$—	$3,139	$3,139
Warrant liabilities	—	—	529	529
Total liabilities, measured at fair value	$—	$—	$3,668	$3,668

Level 3 instruments consisted of the Company’s Pay-to-Play Convertible Notes (“P2P Notes”), the 2023 Convertible Notes, and warrant liabilities comprised of the Company’s Series D Shadow preferred stock warrants, Series D-2 Shadow preferred stock warrants, and the warrants issued with the P2P Notes and the 2023 Convertible Notes (see Notes 8 and 9). The Company has elected to apply the fair value option to measure all convertible notes due to the nature of their embedded features.
Changes in the fair value measurement of Level 3 liabilities related to unrealized gains (losses) resulting from remeasurement each period and the effect of common stock warrants reinstated into Series D Shadow preferred stock warrants for existing investors who participated in the Company’s 2023 fund raising efforts with the additional issuance of P2P Notes. For the year ended December 31, 2022, the change in fair value measurements includes the remeasurement of each instrument at the reporting date, the November 30, 2022 preferred stock to common stock conversion, and the effect of the exchange of warrants exercisable into common stock following the November 30, 2022 conversion event into warrants exercisable into Shadow preferred stock (the “Pull-Through Shadow Preferred Warrants”) for those investors who participated in the P2P Notes (see Notes 8 and 9).
The respective changes for remeasurement are reflected in the change in fair value of convertible notes and change in fair value of warrant liabilities in the accompanying consolidated statements of operations.
The change in the fair value of the Level 3 liabilities during the years ended December 31, 2023 and 2022 was as follows (in thousands):
	Pay-to Play Convertible notes	2023 Convertible notes	Warrant liabilities	Total
Balance at January 1, 2022	$—	$—	$1,314	$1,314
Issuance of Series D-2 Preferred Stock warrants	—	—	1,634	1,634
Issuance of Pay-to-Play convertible notes	2,961	—	—	2,961
Change in estimated fair value	500	—	(2,687)	(2,187)
Conversion of preferred stock to common stock and reclassified to equity	—	—	(54)	(54)
Issuance of Pay-to-Play convertible note warrants	(322)	—	322	—
Balance at December 31, 2022	$3,139	$—	$529	$3,668
Reinstatement of common stock warrants as preferred stock warrants	—	—	61	61
Issuance of Pay-to-Play convertible notes and related warrants	8,717	—	565	9,282
Common rights offering	142	—	—	142
Issuance of 2023 convertible notes and related warrants	—	11,175	1,125	12,300
Issuance of Pre-funded common stock warrants	—	—	505	505
Change in estimated fair value	2,643	6,889	945	10,477
Balance at December 31, 2023	$14,641	$18,064	$3,730	$36,435
The Company’s convertible notes and related warrants were classified within level 3 of the fair value hierarchy because there was no active market for the liabilities or similar instruments.
There were no transfers between Level 1, Level 2, or Level 3 of the fair value hierarchy during the years ended December 31, 2023 and 2022. Given the impact of the Pay-to-Play convertible notes, those investors who did not participate in the convertible notes round during the year ended December 31, 2022 had their preferred stock warrants converted into common stock warrants and were reclassified into equity as of December 31, 2022. For existing investors who invested in P2P Notes during the year ended December 31, 2023, their common stock warrants were converted into Series D Shadow preferred stock warrants and reclassified as warrant liabilities (see Notes 8, 9 and 14).

Note 5.   Supplementary Balance Sheet Information
Inventories
Inventories consists of the following as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Finished goods	$16	$33
Work in progress	1,542	874
Raw materials	4,964	3,429
Total inventories	$6,522	$4,336
Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consists of the following as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Deferred offering costs	$1,491	$—
Software licenses and maintenance	311	622
Advances paid to contract manufacturer	144	200
Other receivables	441	210
Prepaid subscriptions	83	137
Other	366	343
Total prepaid expenses and other current assets	$2,836	$1,512
Property and Equipment, Net
Property and equipment, net, consists of the following as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Computer equipment	$13,108	$12,936
Software	4,984	4,984
Furniture and fixtures	346	346
Leasehold improvements	1,594	1,606
Vehicles	26	26
	20,058	19,898
Less: Accumulated depreciation	(18,503)	(16,523)
Total property and equipment, net	$1,555	$3,375
In 2023 and 2022, depreciation and amortization expense of property and equipment was $2.0 million and $2.8 million, respectively.

Accrued Expenses and Other Current Liabilities
Accrued expenses and other current liabilities consists of the following as of December 31, 2023 and 2022 (in thousands):
	For the years ended December 31,
	2023	2022
Accrued inventory purchases	$3,813	$972
Professional fees	$2,617	$516
Deferred Revenue	733	730
Other	301	456
Total accrued and other current liabilities	$7,464	$2,674
Accrued Loss on Purchase Commitments
As of December 31, 2023 and 2022, accrued loss on purchase commitments were $3.6 million and $5.4 million, respectively (see Note 13).
Accrued Compensation
Accrued compensation consists of the following as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Vacation	$804	$789
Employee benefits	724	704
401K payable	215	189
Salaries and Wages	113	129
Other	82	93
Total accrued compensation	$1,938	$1,904
Other Liabilities
Other liabilities consists of the following as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Deferred revenue	$367	$1,100
Other	24	24
Total liabilities	$391	$1,124
Note 6.   Income Taxes
The following represents the domestic and foreign components of loss from operations before income taxes for the years ended December 31, 2023 and 2022 (in thousands):
	2023	2022
United States	$(89,525)	$(107,267)
Foreign	1,338	3,171
Total loss before income taxes	$(88,187)	$(104,096)

The Company’s components of the (benefit from) provision for income taxes consists of the following for the years ended December 31, 2023 and 2022 (in thousands):
	2023	2022
Current:
US Federal	$—	$—
US States	1	1
Foreign	(492)	581
Total current	(491)	582
Deferred:
US Federal	$—	$—
US States	—	—
Foreign	(107)	(48)
Total deferred	(107)	(48)
Total (benefit from) provision for income taxes	$(598)	$534
Income tax expense differs from the amount of income tax determined by applying the U.S. federal statutory income tax rate of 21% to pretax loss as a result of the following differences for the years ended December 31, 2023 and 2022:
	2023		2022
	Amount	Percent	Amount	Percent
Pretax loss	$(88,187)		$(104,096)
Federal tax at statutory rate	(18,522)	21.00%	(21,542)	20.69%
State taxes, net of federal benefit	1	0.00%	1	0.00%
Pay-to-Play equity financing charge (permanent difference)	7,525	-8.53%	11,729	-11.27%
Other permanent differences	3,620	-4.11%	184	-0.18%
Return to accrual adjustment	(433)	0.49%	—	0.00%
Foreign tax rate differential	111	-0.13%	77	-0.07%
Tax credits	(539)	0.61%	(947)	0.91%
Uncertain tax positions	270	-0.31%	473	-0.45%
Valuation allowance	7,936	-9.00%	10,781	-10.36%
Other, net	(567)	0.64%	(222)	0.21%
	$(598)	0.68%	$534	-0.51%
The components of the Company’s deferred tax assets and liabilities are as follows as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$45,600	$38,929
Tax credit	4,989	4,388
Other reserves and accrued expenses	1,105	1,440
Lease liability	110	194
Depreciation	66	60
Share-based compensation	736	636
Capitalized R&E Sec 174	9,533	6,688
Other	(62)	2

	2023	2022
Gross deferred tax assets	62,077	52,337
Valuation allowance	(60,937)	(51,225)
Net deferred tax assets	1,140	1,112
Deferred tax liabilities:
Right of use assets	(107)	(186)
Total deferred tax liabilities	(107)	(186)
Total net deferred tax assets	$1,033	$926

In determining the need for a valuation allowance, the Company weighs both positive and negative evidence in the various jurisdictions in which it operates to determine whether it is more likely than not that deferred tax assets are recoverable. In assessing the ultimate realizability of its net deferred tax assets, the Company evaluates all available objective evidence, including the cumulative losses and expected future losses and as such, management does not believe it is more likely than not that the net deferred tax assets will be realized. Accordingly, a full valuation allowance has been established in the U.S. and the Philippines. As of December 31, 2023 and 2022, the valuation allowance was $60.9 million and $51.2 million, respectively. The increase of $9.7 million in the Company’s valuation allowance as of December 31, 2023 compared to the prior year was primarily due to an increase in deferred tax assets arising from capitalized research and experimental expenditures and net operating losses.
At December 31, 2023, the Company had U.S. federal net operating loss (“NOL”) carryforwards of $186.8 million and U.S. state NOL carryforwards of $90.9 million. The U.S. federal NOL carryforwards will begin to expire in the year 2030 and the state NOL carryforwards will also begin to expire in the year 2030. As of December 31, 2023, the Company had federal tax credit carryforwards of $4.8 million available to offset future U.S. federal income taxes payable, which will begin to expire in the year 2035. As of December 31, 2023, the Company had state tax credit carryforwards of $3.7 million available to offset future state income taxes payable and foreign tax credits of $1.1 million available to offset future India income taxes payable.
The Company’s ability to utilize the net operating loss and tax credit carryforwards in the future may be subject to substantial restriction in the event of past or future ownership changes as defined in Section 382 of the Internal Revenue Code and similar state tax laws. In the event the Company should experience an ownership change, as defined, utilization of its net operating loss carryforwards and tax credits could be limited. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.
It is the Company’s policy to include penalties and interest expense related to income taxes as a component of income tax expense. Management determined that no accrual for interest and penalties was required as of December 31, 2023 and 2022.
The Company’s primary tax jurisdictions are the United States, United Kingdom and India. All tax years since inception remain open to examination by the U.S. federal authorities as a result of the net operating losses and credit carryforwards since inception. The Company is not currently under income tax examinations in any foreign or state jurisdiction.
It is the Company’s policy to indefinitely reinvest undistributed earnings of their foreign subsidiaries and hence, no deferred tax liability for withholding taxes on undistributed earnings is required.
Uncertain Tax Positions
The Company applied FASB ASC 740 10 50, Accounting for Uncertainty in Income Tax, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.
The Company had unrecognized tax benefits of approximately $4.3 million and $3.8 million as of December 31, 2023 and 2022, respectively. ASC 740-10 prescribes a comprehensive model for the recognition,

measurement, presentation and disclosure in financial statements of any uncertain tax positions that have been taken or expected to be taken on a tax return. The amount of unrecognized tax benefits is not expected to significantly change over the next twelve months. No amounts, outside of valuation allowance, would impact the effective tax rate on continuing operations.
The beginning and ending unrecognized tax benefits amounts is as follows as of December 31, 2023 and 2022 (in thousands):
	2023	2022
Unrecognized tax benefits, beginning of period	$3,811	$2,985
Additions based on tax positions taken related to prior years	—	—
Additions based on tax positions taken related to current period	472	826
Reductions for tax positions related to prior year	—	—
Reductions for tax positions related to current year	—	—
Unrecognized tax benefits, end of period	$4,283	$3,811
Note 7.   Paycheck Protection Program Loan
On February 24, 2021, the Company received loan proceeds of approximately $1.1 million, under the Paycheck Protection Program (“PPP”). On July 14, 2022, the Company received notification from the Small Business Association that the Company’s Forgiveness Application of the PPP Loan and accrued interest, totaling $1.1 million, was approved in full, and the Company had no further obligations related to the PPP Loan. Accordingly, the Company recorded a gain on the forgiveness of the PPP Loan of $1.1 million during the year ended December 31, 2022.
Note 8.   Convertible Notes and Demand Notes
2022 Convertible Securities:
Series D-2 Convertible Notes:
In February through August 2022, the Company raised $30.8 million in proceeds from the issuance of convertible notes (the “Series D-2 Notes”). The Series D-2 Notes were unsecured and carried terms of interest at ten (10) percent with maturities in August 2023. The Series D-2 Notes had a number of potential settlement provisions, including automatic conversion of principal and accrued interest into the new series in the event of a Private Investment in Public Entity (“PIPE”) transaction, and optional conversion into Series D at $10.4425 per share upon a corporate event. The noteholders could also elect redemption at accrued interest plus three times the principal upon a corporate event. As to one Series D-2 note for $10.0 million, any unpaid principal and interest would automatically convert into shares of Series D preferred stock at $10.4425 per share. For the remaining $20.8 million in Series D-2 Notes, upon either the Next Equity Financing, as defined, or at maturity, the principal and accrued interest would automatically convert into the series and at a price to be mutually agreed between the Company and the noteholders.
On September 19, 2022, the aggregate outstanding principal and accrued interest of the Series D-2 Notes, totaling $31.9 million, was converted into 6,435,447 shares of Preferred Series D-2 at $4.9717 per share. The investors also received warrants to purchase up to a total of 756,172 shares of Series D-2 preferred stock at $4.9717 per share, expiring in September 2025. The warrants were valued at $2.1618 per share, resulting in $1.6 million allocated to Warrant Liabilities (see Note 9).
Since the $10.0 million Series D-2 note did not have a provision regarding a Next Equity Financing or an option for a series and price to be agreed by the Company and the noteholders, conversion of that note and interest of $0.6 million is treated as a loss on extinguishment. The remaining $20.8 million in notes and accrued interest of $0.6 million, totaling $21.4 million, was converted under the original terms, and no gain or loss is recognized on the transaction itself. Interest converted for all of the Series D-2 Notes was calculated as of August 31, 2022. Interest from that date through September 19, 2022 totaling $0.2 million was forfeited. Imputation of the forfeited interest resulted in a $52,000 loss on extinguishment and recognition of $0.1 million in interest expense at the time of conversion (see Notes 4 and 9).
Pay-to-Play Convertible Notes:
In December 2022, in connection with the Company’s 2022 Pay-to-Play (“P2P”) transaction (the “P2P Transaction”), the Company entered into a Note Purchase and Exchange Agreement (“2022 P2P NPA”) with a group of lenders (each, a “Lender” and collectively, the “Lenders”). Total proceeds received in November and December 2022 under the 2022 P2P NPA approximated $2.9 million. In January and February of 2023, the Company received an additional $9.3 million in proceeds from the issuance of P2P Notes, amounts received in 2022 and 2023 are referred to collectively as the “P2P Notes” (see Note 14). Pursuant to the 2022 P2P NPA, each Lender will pay the Company an agreed upon amount (“Consideration”) in return for one or more promissory notes. The P2P Notes have a 24-month term from the date of the 2022 P2P NPA which is December 9, 2024.
The 2022 P2P NPA provides that the P2P Notes may be converted as follows:
•
Automatically upon a “Next Equity Financing” assuming a Corporate Transaction (as defined), Maturity Conversion (as defined) or repayment has not occurred wherein the Next Equity Financing is defined as the next sale of Company equity securities, including warrants, other than Series D-2 Preferred stock or warrants to purchase Series D-2 preferred stock, following the date of the 2022 P2P NPA for the purpose of raising capital with gross proceeds of at least $5 million excluding the P2P Notes.

•
If the Next Equity Financing conversion, Corporate Transaction conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred on or before the maturity date (December 9, 2024), the principal and unpaid accrued interest of each P2P Note shall, at the written election of the Requisite Noteholders (holders of a majority interest in the aggregate outstanding principal amount of the P2P Notes) and the Company, pursuant to mutually agreed-upon terms, be automatically converted (the “Maturity Conversion”) into a class of equity shares subject to mutual agreement between the Lenders and the Company.

•
In the event of a Corporate Transaction (any “Liquidation Event” as defined in the existing Certificate of Incorporation), the P2P Notes shall either be repaid or, at the option of the Requisite Noteholders, converted. If conversion is elected upon a Corporate Transaction, the 2022 P2P NPA provides that all outstanding principal and unpaid accrued interest due on the P2P Notes shall be converted into common stock.

•
If upon a Corporate Transaction, repayment is elected by the Requisite Noteholders, the amount of the outstanding P2P Note balance will be repaid based on (i) whether or not the Lender provided consideration less than, equal to or greater than their Pro Rata Portion (calculated as the percentage ownership in Preferred Stock held by the lender) of $20 million (the “Insider Amount”) by (2) the date of Contribution being either prior to November 30, 2022 (the “Initial Commitment Date”) or February 24, 2023 (“Final Closing date”).

•
New Lenders will receive payment equal to the then accrued and unpaid interest plus one and a half times (1.5X) the then outstanding principal, plus two times (2X) the outstanding principal (with respect only to the outstanding principal in excess of $1 million but less than $5 million), as applicable, plus three times (3X) the outstanding principal with respect only to the outstanding principal in excess of $5 million on the P2P Note.

Certain Lenders, who are also a holder of one or more P2P Notes, by either the Initial Commitment Date or the Final Closing Date, may also be entitled to receive warrants (“P2P Warrants”) to purchase equity securities of the Company, upon surrendering their P2P Notes to the Company, the number of which is to be determined by the type of shares into which the P2P Notes are converted as well as the level of investment. The Warrants will be exercisable, in whole or in part, during the term commencing on the date of issuance and ending December 9, 2025 (see Notes 9 and 14).
The Company elected to measure the P2P Notes, for the respective year issued, in their entirety at fair value with changes in fair value reported in a single line in the consolidated statements of operations. The notes were fair valued using a scenario-based method, considering varying levels of participation and four future event scenarios: Next Equity Financing, Maturity Conversion, Corporate Transaction, and Default. The conversion payout was calculated for each assumed event scenario, with probabilities estimated by management. The payout of the P2P Notes under each event scenario were discounted back to the valuation date using a discount rate aligned with the Company’s credit rating and the weighted average present value of each scenario used for the fair value of the P2P Notes. For the years ended December 31, 2023 and 2022, the Company recognized a change in fair value from the P2P Notes of approximately $2.7 million and $0.5 million, respectively, (see Notes 4 and 14). Upfront costs and fees related to items for which the fair value option is elected must be recognized immediately. As such issuance costs (warrants) and fees associated with the convertible notes were recognized in current earnings.
Under the terms of the 2022 P2P NPA, any existing investor that purchased any P2P Note, received the right to exchange the common stock held following the November 30, 2022 conversion event (the “Converted Common”) for a number of shares of shadow preferred stock mirroring the respective classes of preferred stock held prior to the conversion (the “Pull-Through Exchange”), however, all Senior Series D (see Note 11) shareholders received an automatic pull-through of their Converted Common into their respective Senior Series D Shadow preferred stock regardless of whether they invested in a P2P Note. The exchange was calculated using a defined “Exchange Formula” based on the existing investor’s amount of investment in the P2P Note in relation to the designated pro-rata share portion of the Insider Amount. To the extent that an eligible existing investor purchases P2P Notes representing less than its pro rata portion of the Insider Amount, such investors Converted Common remain as Converted Common shares for that portion equal to the shortfall in its pro-rata contribution (see Note 11). Additionally, certain investors in the P2P Notes also received warrants (the “P2P Warrants”) whose total exercise price is determined based on the timing of investment as well as the level of investor participation vis-à-vis each investor’s designated pro-rata portion (see Note 9).
During the year ended December 31, 2023, certain investors who previously had their preferred stock and Series D warrants converted to common stock and common stock warrants, respectively, in connection with the 2022 conversion event, invested in additional P2P Notes. The resulting Pull-Through Exchange reinstated their Converted Common stock into share of the class(es) of Shadow Preferred Stock identical to those held prior to the 2022 conversion event (see Note 11) and reinstated their warrants into Series D Shadow preferred stock warrants (see Note 9). The fair value of the Series D warrants at reinstatement, approximating $61,000, was recognized as a component of the Pay-to-Play financing charge for the year ended December 31, 2023 (see Note 4).
The 2022 P2P NPA provided the Company a right, subject to the approval of the Company’s Board of Directors (the “Board”), to conduct a common rights offering (the “Offering”) to raise additional funds. Pursuant to the 2022 P2P NPA, at the discretion of the Board, the Company could issue either shares of common stock or additional P2P Notes. In November 2023, the Company entered into an Exchange Agreement with eligible common shareholders, as defined, whereby, each participating eligible common shareholder received a P2P Note, subject to the same terms as existing P2P Notes with the exception that the P2P Notes issued to these common shareholders did not include the right to receive P2P Warrants Proceeds received under the Offering totaled $0.1 million. In addition to the P2P Note, each participating eligible common shareholder also received the right to have the number of common shares held immediately prior to the Offering restored to the total number of common shares held prior to the Company’s 2022 reverse stock-split. For the year ended December 31, 2023, this restoration of common shares resulted in incremental value to the participating eligible common investors of $5.2 million, measured as the fair value of the incremental common shares received or restored following the Offering. This incremental value has been accounted for as a Pay-to-Play financing charge in the accompanying consolidated statements of operations.
Additional 2023 Notes:
2023 Convertible Notes:
From July 2023 through November 2023, the Company raised $12.3 million in convertible notes (the “2023 Convertible Notes”) under a new note purchase agreement dated July 3, 2023, as amended on August 1,

2023 to refine the valuation cap definition (the “2023 NPA”) (see Note 14). The 2023 Convertible Notes accrue interest at 10% per annum and mature 18 months from the date of the 2023 NPA. The 2023 Convertible Notes are secured by all of the Company’s assets.
The 2023 NPA provides that the notes may be converted as follows:
•
Automatically upon a “Next Equity Financing” assuming a Corporate Transaction (as defined), Maturity Conversion (as defined), SPAC Conversion (as defined) or repayment has not occurred wherein the Next Equity Financing, defined as the next sale of Company equity securities or other securities issued in connection with Senior Indebtedness, following the date of the 2023 Convertible Notes for the purpose of raising capital.

•
For Lenders who purchased a 2023 Convertible Note on or before July 3, 2023, the issuance of shares pursuant to the conversion of each note shall be subject to the same terms and conditions applicable to the equity securities sold in the Next Equity Financing, except that (A) the per share liquidation preference shall be 1.5 times the conversion price, (B) the initial conversion price for purposes of price-based anti-dilution protection will equal the conversion price, (C) the basis for any dividend rights will be based on the conversion price, and (D) such shares will rank senior to the other equity securities existing at the time of the applicable conversion with respect to liquidation preference.

•
For any Lender who purchased a 2023 Convertible Note after July 3, 2023, the issuance of shares pursuant to the conversion of each note shall be subject to the same terms as described in the preceding paragraph except that the per share liquidation preference will equal the conversion price.

•
The conversion price for all Lenders, regardless of purchase date, for this Next Equity Financing is defined as the lesser of 80% of the per share issue price of the equity securities sold in this financing event or a calculated per share value based on a defined valuation cap and fully-diluted capital.

•
If the Next Equity Financing conversion, Corporate Transaction conversion, SPAC Conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred on or before the maturity date (January 3, 2025), the principal and unpaid accrued interest of each 2023 Convertible Note shall, at the written election of the Requisite Noteholders (which must include certain noteholder), pursuant to mutually agreed-upon terms, be automatically converted (the “Maturity Conversion”) into a class of equity shares subject to mutual agreement between the Lenders and the Company.

•
If the Next Equity Financing conversion, Corporate Transaction conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred prior to a SPAC transaction, the principal and unpaid accrued interest of each 2023 Convertible Note shall automatically convert (the “SPAC Conversion”) into a number of common shares equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on each 2023 Convertible Note by the applicable conversion price. The conversion price in this SPAC Conversion is the lesser of 80% of $11.50 per share or a calculated per share value based on a defined valuation cap and fully-diluted capital immediately prior to the SPAC transaction.

•
In the event of a Corporate Transaction (any “Liquidation Event” as defined in the existing Certificate of Incorporation), the 2023 Convertible Notes shall be repaid as follows at the closing of the Corporate Transaction:

•
For any Lender who purchased a 2023 Convertible Note on or before July 3, 2023, in respect of a Corporate Transaction that occurs on or before July 3, 2024, an amount equal to the then accrued but unpaid interest plus three (3) times the then outstanding principal.

•
For any Lender who purchased a 2023 Convertible Note on or before July 3, 2023, in respect of a Corporate Transaction that occurs after July 3, 2024, an amount equal to the then accrued but unpaid interest plus five (5) times the then outstanding principal.

•
For any Lender who purchased a 2023 Convertible Note after July 3, 2023, in respect of any such Corporate Transaction, an amount equal to the then accrued but unpaid interest plus one and a half (1.5) times the then outstanding principal.

Investors in the 2023 Convertible Notes also received warrants to purchase the same type of equity shares into which the 2023 Convertible Notes are converted (see Notes 9 and 14).
The Company elected to measure the 2023 Convertible Notes in their entirety at fair value with changes in fair value reported in a single line in the consolidated statements of operations. The 2023 Convertible Notes were fair valued using a scenario-based method, considering five future event scenarios: Next Equity Financing, Maturity Conversion, SPAC Conversion, Corporate Transaction, and Default. The conversion payout was calculated for each assumed event scenario, with probabilities estimated by management. The payout of the 2023 Convertible Notes under each event scenario were discounted back to the valuation date using a discount rate aligned with the Company’s credit rating and the weighted average present value of each scenario used for the fair value of the 2023 Convertible Notes.
For the year ended December 31, 2023, the Company recognized a change in fair value of approximately $6.9 million (see Note 4). Upfront costs and fees related to items for which the fair value option is elected must be recognized immediately. As such issuance costs (warrants) and fees associated with the convertible notes were recognized in current earnings.
One investor who purchased a 2023 Convertible Note also received an RSU grant for a total of 6.0 million RSUs (see Note 14) which originally vested in full on the one-year anniversary of the grant date with such vesting subject to full acceleration upon the consummation of an IPO, SPAC Transaction, Direct Listing or Sale Event, as defined. The RSUs were valued on the date of issuance equal to the fair value of common stock approximating $2.6 million and accounted for as Debt Financing Charge on the 2023 Convertible Note. On December 22, 2023, the Company modified the RSU terms to immediately accelerate the vesting of the 6.0 million awards outstanding and issue 6.0 million shares of common stock (see Note 12).
The scheduled maturities of the Company’s outstanding convertible notes as of December 31, 2023 is as follows (in thousands):
Year ending December 31,
2024	$14,641
2025	18,064
Less: Debt discount and loan fees	—
Less: Current portion	(14,641)
Long-term portion	$18,064
Demand Notes:
During the year ended December 31, 2023, the Company issued short term demand notes totaling $5.1 million, of which $4.8 million remains outstanding as of December 31, 2023. The outstanding notes earn simple interest based on a rate of twelve percent (12%) with the outstanding principal and all accrued interest due and payable on demand by the Holders at any time on or after the earlier of (1) the receipt of a minimum of $15.0 million from BurTech and other investors pursuant to the Note Purchase Agreement dated July 2, 2023 and (2) March 31, 2024 (see Notes 14 and 17).
Note 9.   Warrant Liabilities
Preferred Stock Warrants:
In September 2022, in connection with issuance of Series D-2 convertible preferred stock, the Company issued warrants to purchase up to 756,172 shares of Series D-2 convertible preferred stock. These Series D-2 warrants are exercisable at $4.9717 per share and expire in September 2025. The preferred stock warrants were valued using the Black-Scholes method, resulting in a total of $1.6 million allocated from the proceeds of the Series D-2 Preferred Stock.
On November 30, 2022, in connection with the Company’s conversion of preferred stock into common stock and related reverse stock split (see Notes 2, 8 and 11), preferred stock warrants exercisable for shares of the Company’s Series D and Series D-2 Preferred Stock outstanding prior to this stock conversion (the “Existing Warrants”) became exercisable into shares of the Converted Common stock, each with the number of shares and the per share exercise price subject to the appropriate adjustment to reflect common stock (as adjusted for the reverse stock split) instead of preferred stock. Upon conversion to common stock warrants, the warrant liability was revalued as of the conversion date and reclassified into equity (see Note 4). The warrants exercisable into Converted Common retained all other terms and conditions of the Existing Warrants. All preferred stock warrants exercisable into Series D-2 Preferred Stock were automatically reinstated as warrants exercisable into Series D-2 Shadow Preferred Stock. Investors in the P2P Notes who previously held Series D preferred stock warrants were also eligible for a Pull-Through exchange of their Converted Common warrants (held just prior to their P2P investment) into Series D Shadow preferred stock warrants. As of December 31, 2022, 1,545 Series D Shadow Preferred Stock warrants were issued whose fair value was not material.
P2P Warrants:
Certain investors who invested in the P2P Notes (see Notes 8 and 14) also received P2P Warrants for no additional consideration resulting in the allocation of proceeds between the P2P Notes and P2P Warrants.
Under the terms of the P2P NPA and related warrant agreements, the 2022 P2P Warrants will be exercisable, in whole or in part, during the term commencing on the date of issuance through the three-year anniversary of the date of issuance. The number of Warrants each Lender is entitled to is based on the timing of the Lender’s investment as well as the Lender’s amount of funding, wherein the “Conversion Shares” is defined as the type of equity shares to be issued in the future upon conversion of the P2P Notes. The total number of warrants ranges from 20% to 40% of the total Conversion Shares to be issued for Lenders who invest at or less then their pro rata portion and for Lenders who invest above their pro rata portion, the total number of warrant shares is an additional 10% to 20% of a calculated incremental number of shares over the designated pro rata portion.
During 2023, in connection with the additional issuance of P2P Notes, 336,950 Series D Shadow Preferred Stock warrants were reinstated at a fair value of approximately $61,000 (see Note 8) and reclassified from equity to warrant liability.
Upon exercise, these P2P Warrants will enable the Lenders to purchase Conversion Shares at a price (“Conversion Price”) determined based on when P2P Warrants are exercised and shall no longer be exercisable and become null and void upon 10 days prior to the consummation of the Company’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 under the Securities Act of 1933 (an “IPO”), acquisition by a Special Purpose Acquisition Company (a “SPAC Transaction”) and a defined liquidity event. The P2P Warrants have a fixed total exercise price known at inception (based on the amount of consideration paid by each Lender) and upon exercise will be settled in a variable number of the Conversion Shares. The P2P Warrants are legally detachable and separately exercisable from the P2P Convertible Notes. The Company accounts for the P2P Warrants as liabilities measured at fair value with subsequent changes in fair value recognized in earnings (see Note 4).
2023 Convertible Note Warrants:
Investors in the 2023 Convertible Notes received warrants (“2023 Convertible Note Warrants”) exercisable upon the earliest to occur of a Next Equity Financing Conversion, Maturity Conversion, SPAC Conversion or Corporate Transaction, as defined, and expire five years from issuance (see Note 14). The 2023 Convertible Note Warrants were granted for no additional consideration resulting in the allocation of proceeds between the 2023 Convertible Note and 2023 Convertible Note Warrants (see Notes 8 and 14).
The number of warrant shares issuable upon exercise is equal to the quotient obtained by dividing (i) 25% or 10% (the higher percentage which applies only to investors who purchased a convertible note on or before July 3, 2023) of the original principal amount of the corresponding note by (ii) (y) with respect to a Next Equity Financing Conversion, Maturity Conversion, or a SPAC Conversion, the Exercise Price (as defined herein) or (z) with respect to a Corporate Transaction, a per share price equal to the value of the consideration payable to the holder of each share of common stock of the Company. The Exercise price is defined as follows:

•
With respect to a Next Equity Financing Conversion, the per share issue price by new money investors for the equity securities;

•
With respect to a Maturity Conversion, a per share price mutually agreed upon by the Company and the Requisite Noteholders;

•
With respect to a SPAC Conversion, $11.50 per share; and

•
With respect to a Corporate Transaction, the Corporate Transaction Exercise Price, as defined

The 2023 Convertible Note Warrants are legally detachable and separately exercisable from the 2023 Convertible Notes. The Company accounts for the 2023 Convertible Note Warrants as liabilities measured at fair value with subsequent changes in fair value recognized in earnings.
Other Warrants:
In conjunction with the December 22, 2023 Merger Agreement, the Company entered into a pre-funded warrant agreement (the “Pre-funded Warrant”) with one of the parties to the Merger. The Pre-funded Warrant is only exercisable at the closing of the Merger and becomes null and void if the Merger Agreement is terminated. The Pre-funded Warrant provides for the issuance of a sufficient number of Company common stock shares that would allow the warrant holder to acquire BurTech Class A common Stock upon the closing of the Merger. The maximum number of BurTech Class A Common Stock to be received under the Pre-funded Warrant is 6,833,333, wherein a portion of this total share amount is subject to reduction, depending on the Available Acquiror Cash, as defined in the Merger Agreement, at closing. Pursuant to the terms of the Pre-Funded Warrant, in no case would the holder receive less than 2,500,000 shares of BurTech Class A common stock at closing.
All of the Company’s warrants exercisable into preferred stock are classified as liabilities requiring ongoing remeasurement at fair value. As of December 31, 2023 and 2022, outstanding warrants consisted of the following (in thousands):
		Number of warrant shares at December 31		Approximate fair value at December 31
Warrant Type:	Exercise Price	2023	2022	2023	2022
Series D Shadow Preferred Warrants	$10.44	338,495	1,545	$3	$4
Series D-2 Shadow Preferred Warrants	$4.97	756,172	756,172	894	203
Pay-to-Play Warrants	(a)	(a)	(a)	976	322
Convertible Notes Warrants – 2023	(c)	(c)	—	1,352	—
Common stock warrants(b)	$104.43	2,063	35,754	—	—
Pre-funded common stock warrant(d)	$0.01	(d)	—	505	—
		1,096,730	793,471	$3,730	$529

(a)
The number of warrant shares to be issued upon exercise of the P2P Warrants is not determined as of December 31, 2023 or 2022, therefore, the exercise price is only estimated in aggregate based on individual investor participation levels and timing of investment. The aggregate exercise price is $2.5 million and $0.9 million as of December 31, 2023 and 2022, respectively. The Company’s valuation of its P2P Warrants assumes a range of expected warrant shares of 694,397 to 721,086 and 669,782 to 726,563 shares of either common stock or a future preferred stock series as of December 31, 2023 and 2022, respectively.

(b)
Common stock warrants represent prior Series D Preferred Warrants which were converted in November 2022 to common stock warrants following the Company’s conversion event, as adjusted for the related reverse stock split. These common stock warrants are classified in equity as of December 31, 2022. During January 2023, 336,950 of the Series D Preferred Warrants were reinstated upon the investor participating in the P2P Note extension.

(c)
The number of warrant shares to be issued upon exercise of the 2023 Convertible Note Warrants as well as the related aggregate exercise price is not determinable as of December 31, 2023 due to the variable settlement terms. As of December 31,2023, the aggregate fixed monetary amount that will serve as the basis of calculating the number of warrant shares into which the 2023 Convertible Notes may be exercised into is $2.0 million.

(d)
Total exercise price is $68,333. The number of warrant shares is estimated based on the total Company common shares that would be required to be issued to be exchanged for the maximum number of BurTech Class A Common. As of December 31, 2023, the Company common shares is estimated at 7,007,582 shares.

Assumptions used in the Black-Scholes option pricing model to fair value the Series D, Shadow Series D, Series D-2 and Shadow Series D-2 preferred stock warrants at issuance and as of the respective year end were as follows:
At issuance:
Specific to 2023:
Series D Shadow Preferred Stock warrant reinstatement
Risk-free interest rate	4.65%
Expected life, in years	1.11
Expected volatility	65.00%
Dividend yield	0.00%
Fair value of preferred stock	$4.01
Specific to 2022:
	Series D-2 Preferred Stock Warrants	Series D Preferred Stock Warrants
	Warrants issued with Series D-2 preferred stock	Warrants issued with convertible debt	Warrants issued with preferred stock
Risk-free interest rate	3.90%	0.25%	0.43%
Expected life, in years	3.00	3.00	2.30
Expected volatility	60.50%	65.00%	56.90%
Dividend yield	0.00%	0.00%	0.00%
Fair value of preferred stock	$4.97	$10.44	$10.44
As of December 31, 2023 and 2022:
	Series D-2 Shadow Preferred Stock Warrants		Series D Shadow Preferred Stock Warrants
	December 31		December 31
	2023	2022	2023	2022
Risk-free interest rate	4.51%	4.13%	5.50%	4.73%
Expected life, in years	1.72	2.81	0.16	1.25
Expected volatility	52.50%	60.50%	52.50%	65.00%
Dividend yield	0.00%	0.00%	0.00%	0.00%
Fair value of preferred stock	$4.19	$1.81	$5.76	$3.57

The P2P Warrants, issued in 2022 and in 2023 were valued using the Black-Scholes option pricing model probability-weighted for the same future event scenarios as defined in the valuation of the P2P Notes wherein the warrant strike price and the fair value of the respective Conversion Shares was calculated for each of participation group with 20%, 30%, 40%, and 60% warrant percentages, respectively. The following summarizes the related valuation assumptions:
At issuance:
	Warrants issued with P2P Notes
	2023	2022
Risk-free interest rate	4.09% – 4.65%	4.41% – 4.73%
Expected life, in years	1.0 – 1.94 years	1.0 – 1.94 years
Expected volatility	66.6% – 71.6%	67.00%
Dividend yield	0.00%	0.00%
Fair value of preferred stock	$1.51	$1.51
Fair value of common stock	$0.46	$0.46
As of December 31, 2023 and December 31, 2022:
	Warrants issued with P2P Notes
	2023	2022
Risk-free interest rate	4.54% – 4.79%	4.41% – 4.73%
Expected life, in years	1.0 – 1.44 years	1.0 – 1.94 years
Expected volatility	61.2% – 62.3%	67.00%
Dividend yield	0.00%	0.00%
Fair value of preferred stock	$4.16	$1.51
Fair value of common stock	$0.74	$0.46
The 2023 Convertible Note Warrants were valued using the Black-Scholes option pricing model probability-weighted for future event scenarios as defined in the 2023 Convertible Note NPA. The exercise is a floating exercise price, thus, was estimated using a Monte Carlo simulation model. The following summarizes additional related valuation assumptions:
	Warrants issued with 2023 Convertible Notes
	December 31, 2023	At Inception
Risk-free interest rate	3.88% – 5.26%	3.86% – 5.43%
Expected life, in years	0.51 – 9.51years	1.0 – 10.0years
Expected volatility	61.2% – 62.8%	60.1% – 65.1%
Dividend yield	0.00%	0.00%
Fair value of preferred stock	$4.16	$4.18
Fair value of common stock	$0.74	$0.44
The fair value of the pre-funded common stock warrants has been estimated based on a probability-weighted approach of scenarios, including the scenarios that the Merger will and will not be consummated.
As of December 31, 2023, no Company warrants have been exercised.

Note 10.   Leases
The Company’s lease obligations primarily consist of operating leases for its headquarters complex, and domestic and international office facilities, with lease periods expiring between fiscal years 2026 and 2029, some of which include options to extend up to 12 months. The Company does not have any leases that include residual value guarantees.
Payments under the lease arrangements are primarily fixed, however, certain lease agreements contain variable payments, which are expensed as incurred and not included in the operating lease assets and liabilities. These amounts include variable payments for maintenance services, utilities, and other expenses.
During the year ended December 31, 2023, the Company executed three lease renewals for a period of five years and extinguished one lease prior to its scheduled termination date. The loss recognized on lease termination was immaterial.
The components of the net lease cost reflected in the Company’s consolidated statements of operations were as follows for the years ended December 31, 2023 and 2022 (in thousands):
	2023	2022
Operating lease costs	$989	$1,199
Variable lease costs	—	—
Short-term lease costs	46	88
	$1,035	$1,287
As of December 31, 2023, the Company’s operating leases had a weighted average remaining lease term of 4.0 years and a weighted average discount rate related to the Company’s ROU assets and lease liabilities of 9.8%. As of December 31, 2022, the Company’s operating leases had a weighted average remaining lease term of 2.3 years and a weighted average discount rate related to the Company’s ROU assets and lease liabilities of 10.7%.
Supplemental information related to operating leases was as follows for the years ended December 31, 2023 and 2022 (in thousands):
	2023	2022
Cash paid for amounts included in the measurement of operating lease liabilities	$1,008	$1,366
Right-of-use assets obtained in exchange for lease liabilities	$1,673	$1,128
Right-of-use assets and lease liabilities extinguished upon termination of lease, net of gain	$108	$—
Short-term variable lease expenses	$202	$285
Lease security deposit	$334	$74
As of December 31, 2023, future minimum lease payments under the Company’s non-cancelable operating leases are as follows (in thousands):
Fiscal Year	Operating lease obligations
2024	$784
2025	733
2026	545
2027	432
2028	366
Thereafter	14
Total	2,874

Fiscal Year	Operating lease obligations
Less: imputed interest	514
Present value of net future minimum lease payments	2,360
Less: short-term operating lease liabilities	569
Long-term operating lease liabilities	$1,791

Note 11.   Redeemable Convertible Preferred Stock
In March 2021, the Company issued 4,357,954 shares of Series D redeemable convertible preferred stock for total consideration of $45.5 million, including the conversion of $5 million of outstanding convertible debt. The original issue price and initial conversion price of Series D redeemable convertible preferred stock was $10.4425 per share. Additionally, in connection with the Series D issuance, the Company’s 2019 – 2020 Convertible Securities and 2021 Convertible Notes were automatically converted into 3,935,839 shares of Series D-1 preferred stock at $8.354 per share, or 80% of the $10.4425 price paid by new Series D cash investors. The shares received by the 2019 – 2020 Holders were valued at the $10.4425 per share price paid by new investors, for a total of $41.1 million (see Note 8). The Series D convertible preferred shares were issued with detachable Series D preferred stock warrants expiring February 2024 with $0.8 million in total value allocated to the preferred stock warrant liability (see Note 9).
With the issuance of Series D and Series D-1, the Company executed an Amended and Restated Certificate of Incorporation dated March 22, 2021 increasing the authorized capital stock of the Company to 170,326,200 shares (par value of $0.00001 per share), comprising 104,350,000 shares of common stock and 65,976,200 shares of redeemable convertible preferred stock consisting of Series Seed Preferred Stock (“Seed Preferred”), Series A redeemable convertible preferred stock (“Series A”), Series B redeemable convertible preferred stock (“Series B”), Series C redeemable convertible preferred stock (“Series C), Series D redeemable convertible preferred stock (“Series D”), and Series D-1 redeemable convertible preferred stock (“Series D-1”), together with the Series D preferred stock, the (“Series D Preferred Stock”). The Series Seed Preferred, Series A, Series B and Series C were junior (“Junior Preferred Stock”) to Series D Stock.
In September 2022, with the conversion of $32.0 million in existing Series D-2 Notes (see Note 8) and incremental cash proceeds of $5.6 million, the Company issued a total of 7,561,820 Series D-2 redeemable convertible preferred stock (“Series D-2”). The total carrying value recognized from conversion and new proceeds, approximated $32.0 million and $5.6 million, prior to issuance costs, respectively. The original issue price and conversion price of Series D-2 redeemable convertible preferred stock was $4.9717 per share. The Series D-2 convertible preferred shares were issued with detachable Series D-2 Preferred Stock warrants expiring September 2025. The Series D-2 Preferred Stock warrants were valued at $1.6 million in total value allocated to the preferred stock warrant liability (see Note 9).
In connection with the issuance of Series D-2 redeemable convertible preferred stock, the Company amended its authorized capital stock to increase the total shares to 246,530,097, allocating 149,880,000 for common stock and 96,650,097 to preferred stock. The authorized shares of Seed Preferred, Series A, Series B, Series C and Series D-1 remained unchanged. Series D authorized shares decreased to 4,707,494 and 27,042,965 shares were designated as Series D-2 preferred stock (Series D-2). Additionally, two new series of redeemable convertible preferred stock were created; Series D Exchange Preferred Stock (“Series D Exchange shares”) and Series D-1 Exchange Preferred Stock (Series D-1 Exchange Shares). These two new series, when combined with the new Series D-2 stock became the new senior preferred group of preferred stock (“Senior Series D”).
Under the terms of the Series D-2 Stock Purchase Agreement, each investor that was a holder of the Company’s Series D Preferred Stock and/or Series D-1 Preferred Stock immediately prior to the Series D-2 issuance who purchased Series D-2 shares with new cash on or before the subsequent closing date, in an investment amount equal to or greater than its Exchange Pro Rata Share, as defined, was entitled to exchange such number of shares of Series D preferred stock and/or Series D-1 Preferred Stock held by such investors for an equivalent number of Series D Exchange Preferred Stock and/or Serie D-1 Exchange preferred stock based on the defined formula of total new cash investment divided by the original issuance price of the Series D Preferred Stock and/or Series D-1 Preferred stock. Shares of Series D and D-1 that are exchanged for shares of Series D Exchange and/or Series D-1 Exchange shares were cancelled and no longer available for issuance. As a result of the new proceeds received, the Company exchanged 239,405 Series D Shares for Series D Exchange shares. The Company accounted for the exchange as an extinguishment of preferred stock, reducing the carrying value of the exchanged Series D stock totaling $2.5 million, recording the fair value of the new Series D Exchange shares equaling $0.9 million, with the difference of $1.6 million recognized as a credit to accumulated deficit.
As noted, on November 30, 2022, the Company converted all outstanding shares of preferred stock into common stock and shortly thereafter effected a one-for-ten reverse stock split. No fractional shares of common stock were issued as a result of the reverse split. In lieu of any fractional shares to which a holder was otherwise entitled, the number of shares issued were rounded to the nearest whole share. The reverse stock split did not result in any change to the conversion rate of any series of preferred stock.
Under the terms of the December 12, 2022 Amended and Restated Certificate of Incorporation the Company introduced “Shadow Preferred” classes of stock. A Shadow Preferred class of stock was created for each series of preferred stock outstanding prior to the conversion. Those shareholders who participated in the Company’s December 2022 P2P Transaction obtained the benefit of the Pull-Through Exchange of their Converted Common into shares of the class(es) of Shadow Preferred Stock identical to those previously held (see Note 8). Investors who did not participate, retained ownership only in Converted Common stock.
For the year ended December 31, 2022, the Pull-Through Exchange resulted in incremental value to the investors in the 2022 P2P Notes of $55.9 million, measured as the difference in the fair value of the Shadow Preferred Stock shares held after the Pull-Through Exchange to the fair value of the Converted Common held just prior to the Pull-Through Exchange, which has been accounted for as a Pay-to-Play financing charge in the accompanying consolidated statements of operations.
In 2023, the Company raised $9.4 million in additional P2P Notes, inclusive of $0.1 million in proceeds from the Common Rights Offering (see Notes 8 and 14). Those shareholders who participated in providing additional funding in 2023 obtained the benefit of the Pull-Through Exchange of their Converted Common into shares of the class(es) of Shadow Preferred Stock identical to those previously held (see Note 8). Investors who did not participate, retained ownership only in Converted Common stock. For the year ended December 31, 2023, the Pull-Through Exchange resulted in incremental value to the investors in the P2P Notes of $30.6 million, measured as the difference in the fair value of the Shadow Preferred Stock shares held after the Pull-Through Exchange to the fair value of the Converted Common held just prior to the Pull-Through Exchange, which has been accounted for as a Pay-to-Play financing charge in the accompanying consolidated statements of operations.
The authorized, issued and outstanding shares of the redeemable convertible preferred stock and liquidation preferences as of the periods presented were as follows (dollars in thousands):
	December 31, 2023
	Authorized Shares	Outstanding Shares	Net Carrying Value*	Liquidation Preference
			(In thousands)
Series Seed Shadow Preferred	5,032,238	2,020,309	$698	$698
Series A Shadow Preferred	15,174,130	4,573,935	3,183	3,183
Series B Shadow Preferred	18,392,046	12,234,661	8,442	8,442
Series C Shadow Preferred	13,722,052	10,211,548	48,661	48,661
Series D Shadow Preferred	4,707,494	3,990,707	41,673	41,673
Series D Exchange Shadow Preferred	4,707,494	239,405	2,500	2,500
Series D-1 Shadow Preferred	3,935,839	3,662,318	30,595	30,595
Series D-1 Exchange Shadow Preferred	3,935,839	—	—	—
Series D-2 Shadow Preferred	27,042,965	7,561,820	37,595	37,595
Total	96,650,097	44,494,703	$173,347	$173,347

*
net of issuance cost including cash, issuance of preferred stock warrants & dividend contribution

	December 31, 2022
	Authorized Shares	Outstanding Shares	Net Carrying Value*	Liquidation Preference
			(In thousands)
Series Seed Shadow Preferred	5,032,238	868,054	$300	$300
Series A Shadow Preferred	15,174,130	2,378,753	1,655	1,655
Series B Shadow Preferred	18,392,046	1,716,987	1,185	1,185
Series C Shadow Preferred	13,722,052	3,091,485	14,732	14,732
Series D Shadow Preferred	4,707,494	331,145	3,458	3,458
Series D Exchange Shadow Preferred	4,707,494	239,405	2,500	2,500
Series D-1 Shadow Preferred	3,935,839	310,630	2,595	2,595
Series D-1 Exchange Shadow Preferred	3,935,839	—	—	—
Series D-2 Shadow Preferred	27,042,965	7,561,820	37,595	37,595
Total	96,650,097	16,498,279	$64,020	$64,020

*
net of issuance cost including cash, issuance of preferred stock warrants & dividend contribution

The following summarizes the terms of the redeemable convertible preferred stock outstanding for Series Seed Shadow, Series A Shadow, Series B Shadow, Series C Shadow, Series D Shadow, Series D Exchange Shadow, Series D-1 Shadow and Series D-2 Shadow redeemable convertible preferred stock of the Company (collectively the “preferred stock”). The Series D-2 Shadow Preferred Stock, Series D Exchange Shadow Preferred Stock and Series D-1 Exchange Shadow Preferred Stock are collectively referred to as the “Senior Series D Shadow Stock”. Series Seed Shadow Preferred Stock through Series C Shadow Preferred Stock are collectively referred to as the “Junior Shadow Preferred Stock”. Unless specified, the rights of the individual preferred stock series outstanding prior to the P2P Transaction (see Note 8) and related establishment of Shadow Preferred classes remained the same.
Voting Rights
Each holder of preferred stock shall have the right to one vote for each share of common stock into which such shares of preferred stock could be converted and shall have full voting rights and powers equal to the voting equal to the voting rights and powers of the holders of common stock.
As long as a majority of the shares of Series A Shadow Preferred Stock originally issued remain outstanding, the holders of the Series A Shadow Preferred Stock are entitled to elect 1 Director. As long as a majority of the shares of Series B Shadow Preferred Stock originally issued remain outstanding, the holders of the Series B Shadow Preferred Stock are entitled to elect 1 Director. As long as a majority of the shares of Series C Shadow Preferred Stock originally issued remain outstanding, the holders of the Series C Shadow Preferred Stock are entitled to elect 1 Director. The holders of the Common Stock are entitled to elect 1 Director. The holders of the Shadow Preferred Stock and Common Stock (voting together as a single class and not as a separate series, and on an as-converted basis) are entitled to elect any remaining directors of the Company.
Dividends
The holders of Series B Preferred Stock and Series C Preferred Stock are entitled to receive dividends prior and in preference to any dividends on the Series Seed Preferred Stock, Series A Preferred Stock and Common Stock, at the rate of $0.0552 per annum for each share of Series B Preferred Stock and $0.3812 per annum for each share of Series C Preferred Stock, on a non-cumulative basis, when and if declared by the Company’s Board of Directors (the Board). Holders of Series B Preferred Stock and Series C Preferred Stock may waive their dividend preference subject to certain elections. After payment of such dividend, any additional dividends shall be distributed among all holders of Common Stock and in proportion to the number of shares of Common Stock then held by each holder on an as-converted basis.
Liquidation
In the event of a Liquidation Transaction, each series of Senior Series D Shadow Preferred Stock shall be entitled to receive out of the proceeds or assets of the Company available for distribution to its stockholders, prior and in preference to any distribution of the proceeds to the Series D Shadow Preferred Stock, Junior Shadow Preferred Stock, and Common Stock, an amount per share equal to the sum of the applicable Original Issue Price (as defined below) for Series D Shadow Stock, plus declared but unpaid dividends. Upon completion of the distribution for the Senior Series D Shadow Preferred Stock, Series D Shadow Preferred Stock is entitled to receive proceeds prior and in preference to any distribution to Junior Shadow Preferred Stock and Common Stock, also an amount equal to the Original Issue price. Similarly, Junior Shadow Preferred Stock has liquidation preference over Common Stock. Upon completion of the distribution required to preferred stockholders, the remaining proceeds shall be distributed to common stockholders on a pro rata basis.
The Original Issuance Price is defined as $0.3456 per share for Series Seed Shadow Preferred Stock; $0.6960 per share for Series A Shadow Preferred Stock; $0.6900 per share for Series B Shadow Preferred Stock and; $4.7653 per share for Series C Shadow Preferred Stock; $10.4425 per share for Series D Shadow Preferred Stock; $8.3540 per share for Series D-1 Shadow Preferred Stock; $4.9717 per share for Series D-2 Shadow Preferred Stock; $10.4425 per share for Series D Exchange Shadow Preferred Stock and $8.3540 per share for Series D-1 Exchange Preferred Stock plus any declared but unpaid dividends on such shares.
A Liquidation Event shall include the closing of the sale, transfer, exclusive license or other disposition of all or substantially all of the Company’s assets; the consummation of a merger or consolidation of the Company with or into another entity (unless the holders of the Company’s capital stock continue to hold at least 50% of the voting power); the closing of the transfer in one transaction or a series of transactions to a person or group of affiliated persons if after such closing, such person or group of affiliate persons hold 50% or more the outstanding voting stock of the Company; or a liquidation, dissolution or winding up of the Company (provided that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the jurisdiction of the Company’s incorporation or create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s capital stock immediately prior to such transaction).
Redemption
At any time after the initial issuance date, upon receipt of a Redemption Request by the Company of not less than a majority of the then outstanding Series B Shadow Preferred Stock, Series C Shadow Preferred Stock, Series D Shadow Preferred Stock, Senior Series D Shadow Preferred Stock, by class respectively (the Redemption Request), the Company shall, upon certain conditions being met, redeem the original issuance price plus any declared but unpaid dividends to the redeeming holders of preferred stock within 90 days of the Redemption Request in three annual installments so long as the total redemption amount does not exceed 15% of the Company’s then current enterprise value.
The redemption request could not be made until after the fifth anniversary of the date upon which shares of the Series C Preferred Stock are first issued, or July 2023. Such request was not made as of December 31, 2023 (see Note 8).
Due to conditions of redemption that are outside the control of the Company, the redeemable convertible preferred stock has been reflected outside of stockholders’ deficit.
Conversion
The holders of the preferred stock have a right to convert their stock into shares of common stock at any time after the date of issuance and on the fifth day prior to the Redemption Date. Each share of preferred stock shall be convertible to common stock, the rate of which is determined by dividing the applicable

Original Issuance Price for such series by the applicable “Conversion Price” (defined as Original Issuance Price applicable to such series, subject to certain adjustments as define in Section 4(d) of the Restated Certificate of Incorporation).
In addition, each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Rate immediately upon the earlier of (i) an IPO with resulting gross proceeds of at least $150.0 million, (ii) a Qualified Direct Listing, (iii) a Qualified SPAC Transaction with cash and cash equivalents of at least $225.0 million after redemptions or (iv) upon vote or written consent or agreement of the holders of a majority of the then outstanding shares of Preferred Stock voting as a single class on an as-converted basis.
If there is a recapitalization of the Common Stock, provision shall be made so that the holders of the Preferred Stock shall be entitled to receive upon conversion of the Preferred Stock, the number of shares of stock, or other securities or property of the Company, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization.
Note 12.   Common stock and Stock-Based Compensation
Common stock:
On November 30, 2022, the Company’s stockholders approved a ten-for-one reverse stock split of its common stock. The par value of the common stock was not adjusted as a result of the reverse stock split. At December 31, 2023 and 2022, there were 175,095,000 shares of common stock authorized and 17,454,353 and 6,143,294 shares issued and outstanding, respectively.
Holders of common stock are entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the priority rights of holders of all series of Preferred Stock outstanding. Holders of common stock are entitled to one vote for each share of common stock held at all meetings of stockholders.
Common stock reserved for issuance as of December 31, 2023 and 2022, is as follows:
	2023	2022
Series Seed Shadow Preferred	2,020,309	868,054
Series A Shadow Preferred	4,573,935	2,378,753
Series B Shadow Preferred	12,234,661	1,716,987
Series C Shadow Preferred	10,211,548	3,091,485
Series D Shadow Preferred	3,990,707	331,145
Series D Exchange Shadow Preferred	239,405	239,405
Series D-1 Shadow Preferred	3,662,318	310,630
Series D-1 Exchange Shadow Preferred	—	—
Series D-2 Shadow Preferred	7,561,820	7,561,820
Warrants outstanding for future issuance of Series D Shadow and Series D-2 Shadow preferred stock	1,094,667	757,717
Warrants outstanding for future issuance of common stock	2,063	35,754
Pay-to-Play warrants (estimated see Note 9)	721,086	726,563
Convertible Notes warrants – 2023	(a)	—
Pre-funded warrant (estimated see Note 9)	7,007,582	—
Stock options and restricted stock units	21,354,809	1,463,753
Stock options available for future issuance	839,706	1,461,660
Total shares of common stock reserved	75,514,616	20,943,726

(a)
The number of warrants shares to be issued upon exercise of the 2023 Convertible Note Warrants is not determinable as of December 31, 2023 due to the variable settlement terms (see Note 9).

Stock-Based Compensation:
In November 2011, and as amended in December 2018 and August 2021, the Company adopted the 2011 Stock Plan (the “2011 Amended Plan”). The Amended Plan has substantially the same terms as the 2011 Plan with the addition the Amended Plan providing for the issuance of RSUs as well as incentive stock options (“ISOs”), and non-qualified stock options (“NQs”) under the original 2011 Plan. The Amended Plan terminates automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of shares reserved under the Plan that was also approved by the Company’s stockholders. Subject to specific limitations, the Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. Stock options may be immediately exercisable subject to repurchase or may be exercisable as determined by the Board of Directors. The Company has not allowed for early exercises of options under the Amended Plan.
Under the Amended Plan, ISOs may be granted to employees at exercise prices not lower than the fair value of the stock at the date of grant as determined by the Board, or the committee appointed by the Board to administer the 2011 Amended Plan. For ISOs granted to a person who, at the time of the grant, owns stock representing more than 10% of the total combined voting power of all classes of the Company’s stock, the per share exercise price must be no less than 110% of the fair value on the date of the grant as determined by the Board.
The Company recognizes compensation expense for service-based options on a straight-line basis over the requisite service period of all employees or non-employees, which is the award’s vesting term, generally over four years. The Company accounts for forfeitures when they occur.
The Company also grants RSUs, which vest upon the satisfaction of both the service-based condition and a liquidity event condition. The liquidity event condition for the RSUs is satisfied upon the occurrence of a qualifying event, defined specifically in the equity documents, and generally refer to the earlier of a specified period of time subsequent to an initial public offering or an acquisition, in all cases prior to the expiration date of the award. Additionally, for all terminated RSU grants, all RSUs which have satisfied a portion or all of the service-based condition of the termination date remain with the stockholder and do not return to the pool of shares available for issuance until the earlier of the satisfaction of the liquidity event (at which time those RSUs vest) or the expiration date of the award. The RSUs expire as defined by the individual RSU grant, generally the earlier of (i) the first anniversary or second anniversary of terminated service, for 2023 and prior grants, respectively, for any reason and (ii) expire date defined as the fifth anniversary of the date of grant. The fair value of RSUs is determined based on the Company’s estimated fair value of common stock at the date of grant, as determined by the Board of Directors.
As of December 31, 2023, there were service-based options outstanding to purchase a total of 16,437,980 shares of common stock under the Plan and 4,916,829 unvested RSUs. As of December 31, 2023, 839,706 shares of common stock were available for issuance for either option or RSU grants under the 2011 Amended Plan.
Options:
A summary of option activity as of December 31, 2023 is as follows:
	Number of options outstanding	Weighted average exercise price	Weighted average remaining contractual life	Aggregate intrinsic value (in thousands)
Outstanding options at December 31, 2021	1,481,845	$8.91	6.4	$17,478
Granted	5,730	20.70
Exercised	(17,666)	7.27
Expired	(75,744)	0.70
Forfeited	(68,321)	15.58
Outstanding options at December 31, 2022	1,325,844	$9.10	5.6	$925

	Number of options outstanding	Weighted average exercise price	Weighted average remaining contractual life	Aggregate intrinsic value (in thousands)
Granted	15,141,280	0.44
Exercised	(1,000)	0.80
Expired	(8,601)	0.80
Forfeited	(19,543)	15.53
Outstanding options at December 31, 2023	16,437,980	$1.12	9.3	$13,907
Vested/expected to vest at December 31, 2023	16,437,980	$1.12	9.3	$13,907
Exercisable options at December 31, 2023	3,285,911	$3.73	7.7	$1,957
The aggregate intrinsic value of service-based options exercised during the years ended December 31, 2023 and 2022, was zero and $237 thousand, respectively. The intrinsic value is the difference between the estimated fair value of the Company’s common stock at the date of exercise and the exercise price for in-the-money options.
The weighted-average grant-date fair value of options granted during the year ended December 31, 2023 and 2022, was $0.25 per share and $10.62 per share, respectively. The total grant date fair value of options that vested during the year ended December 31, 2023 and 2022, was $0.8 million and $1.0 million, respectively.
As of December 31, 2023, there was approximately $3.4 million of total unrecognized compensation cost related to unvested stock options granted, which is expected to be recognized over the weighted-average period of 2.6 years.
The Company recorded stock-based compensation expense for stock options during the years ended December 31, 2023 and 2022, as follows (in thousands):
	2023	2022
Research and development	$372	$487
Selling, general and administrative	2,111	758
Total	$2,483	$1,245
The Company uses the Black-Scholes option-pricing model to determine the grant-date fair value of stock options. The determination of the fair value of stock options on the grant date is affected by the estimated underlying common stock price, as well as assumptions regarding a number of complex and subjective variables. These variables include expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rates, and expected dividends. The grant date fair value of the Company’s stock options granted in the years ended December 31, 2023 and 2022, was estimated using the Black-Scholes model with the range of assumptions stated below:
	2023	2022
Risk-free interest rate	4.44% – 4.46%	1.60% – 3.03%
Expected life, in years	5.00 – 6.01	5.91 – 6.08
Expected volatility	56.74% – 57.56%	55.90% – 57.09%
Dividend yield	—%	—%
Weighted average fair value of common stock	$0.25	$10.62
The risk-free interest rate is based on the U.S. Treasury constant maturities on the date of the grant for the time period equal to the expected term of the options granted. Expected volatility was calculated for the given term on the basis of the average volatilities of a peer group of representative public companies having considered characteristics such as industry, stage of life cycle, size, financial leverage and comparable programs and participant pools. The Company determined the use of historical volatility for similar entities represents a more accurate calculation of option fair value. Expected life is calculated using the simplified method (based on the mid-point between the vesting date and the end of the contractual term of the option). The Company has no history or experience of paying cash dividends on its common stock and thus, has assumed a zero-dividend rate. The assumptions used to calculate the fair value of options granted are evaluated and revised for new awards, as necessary, to reflect market conditions and experience.
Restricted-Stock Units:
A summary of the Company’s RSU activity issued under the 2011 Amended Plan, inclusive of the six million RSUs issued to an investor (see Notes 8 and 14), for the year ended December 31, 2023 is as follows:
	Awards	Weighted- average grant date fair value (per share)
Nonvested as of January 1, 2022	73,386	$20.70
Issued	78,256	$10.41
Forfeited	(13,733)	$16.46
Nonvested as of December 31, 2022	137,909	$15.28
Issued	10,929,820	$0.60
Exercised	(6,000,000)	$0.44
Forfeited	(150,900)	$1.98
Nonvested as of December 31, 2023	4,916,829	$1.18
The RSUs have both a service-based condition and a liquidity event condition. The liquidity event condition is only satisfied on the consummation of the liquidity event, such as an IPO, which is currently not determinable or probable. As the satisfaction of the liquidity event condition for all RSUs is neither determinable nor probable as of December 31, 2023, no stock-based compensation expense was recognized for the year presented. The probability will be evaluated each reporting period. As of December 31, 2023, there was $3.6 million of total unrecognized compensation expense related to outstanding RSU equity awards. Since the RSUs only vest on the consummation of a liquidity event which is currently not determinable or probable, the Company is unable to determine the weighted-average period over which the unrecognized cost will be recognized.
The 6 million RSUs issued as part of the 2023 Convertible Note financing were fair valued on the date of grant and recognized as debt financing charge at date of transaction. See Notes 8 and 14. Effective December 21, 2023, as a condition of executing the Merger Agreement, the Company accelerated the vesting associated with the six million RSUs. Upon acceleration, the RSUs were immediately exchanged and 6,000,000 shares of common stock issued. The modification of vesting terms resulted in the recognition of $1.7 million in stock-based compensation expense.
Note 13.   Commitments and Contingencies
Purchase Commitments
As of December 31, 2023, the Company had outstanding purchase orders and contractual obligations totaling $4.4 million to procure inventory. The majority of the Company’s outstanding inventory purchase orders and preauthorized commitments to procure strategic components based on the Company’s expected demand are placed with the Company’s primary third party contract manufacturer and a semiconductor supplier. During the years ended December 31, 2023 and 2022, the Company purchased $4.4 million and zero, respectively, of inventories as a result of the Company’s obligation to purchase any non-cancelable and non-returnable components that have been purchased by the contract manufacturer with the Company’s preauthorization, when these components have not been consumed within the period defined in the terms of the Company’s agreement with this contract manufacturer. While the Company expects such purchased components to be used in future production of Company finished goods, these components are considered in the Company’s reserve estimate for excess and obsolete inventory. Furthermore, the Company accrues for losses on commitments for the future purchase on non-cancelable and non-returnable components from this contract manufacturer at the time that circumstances, such as changes in expected demand, indicate that the value of the components many not be recoverable, the loss is probable and management has the ability to reasonably estimate the amount of the loss. As of December 31, 2023 and 2022 the Company recorded accrued losses on accrued purchase commitments of $3.6 million and $5.4 million, respectively, on the consolidated balance sheets.
Legal Proceedings
From time-to-time, the Company may become involved in claims or other legal matters arising in the ordinary course of business. The Company records accruals for outstanding legal proceedings when it is probable a liability will be incurred, and the amount of loss can be reasonably estimated. The Company does not believe that there are any pending legal proceeding or other loss contingencies that will, either individually or in the aggregate, have a material adverse effect on the Company’s consolidated financial statements.
Merger Agreement
The December 22, 2023 Merger Agreement provided that as soon as reasonably practicable following the date of the Merger Agreement, Burkhan and/or its affiliates and/or nominees shall purchase from the Company: (i) convertible promissory notes under the Company’s 2023 NPA (see Note 17) and (ii) the Pre-funded Warrant (see Note 9) for aggregate gross proceeds to the Company of $25.0 million.
In addition, 16.3 million shares of New Blaize common stock may be issued as earnout shares for a period from the closing of the business combination until the five-year anniversary thereof, in accordance with the schedule set forth in the Merger Agreement. The earnout shares are to be issued to Burkhan and eligible shareholders of the Company contingent, in each case, on the closing stock price of New Blaize common stock exceeding specific thresholds.
Note 14.   Related Party Transactions and Balances
During the years ended December 31, 2023 and 2022, the Company recognized revenues of approximately $3.8 million, or nearly 100% and $3.0 million, or 77% of its total revenues, respectively, from sales to two minority stockholders. As of December 31, 2023 and 2022, there was $0.5 million and $1.1 million, respectively, accounts receivables from one of these two customers, respectively, all of which was unbilled.
In November 2023, the Company executed a $4.0 million demand note (see Note 8) with a related party investor holding more than a 10% ownership in the outstanding stock of the Company. This related party investor also has a representative serving on the Company’s Board of Directors. The same investor invested in a 2023 Convertible Note (see Note 8) in the amount of $5.0 million or 41% of the total 2023 Convertible Note proceeds raised in 2023. In accordance with the terms of the 2023 Convertible Note NPA, the investor also received 2023 Convertible Note Warrants (see Note 9) for no additional consideration resulting in the allocation of proceeds between the 2023 Convertible Note and the 2023 Convertible Note Warrants. The 2023 Convertible Note and 2023 Convertible Note Warrants held by this investor are subject to adjustments in fair value. As of December 31, 2023, the related party 2023 Convertible Note and 2023 Convertible Note Warrants approximate $7.3 million and $0.9 million, respectively. During the year ended December 31, 2023, the change in fair value for the 2023 Convertible Note and 2023 Convertible Note Warrants equaled $3.0 million and $0.2 million, respectively (see Note 4). In conjunction with the issuance of the 2023 Convertible Note, the Company issued six million RSUs to the investor. The issuance date fair value of the RSUs was recognized as a financing charge (see Note 8). In December 2023, the terms of the RSUs were modified resulting in accelerated vesting and immediate issuance of six million common stock shares for which incremental stock-based compensation expense was recorded (see Note 12).
In January 2023, one of the minority investors with which the Company had a revenue arrangement, representing 6% of total revenue for the year ended December 31, 2022, also invested in a P2P Note (see Note 8) in the amount of $3.3 million or 35% of the total P2P proceeds raised in 2023. In accordance with the terms of the 2022 P2P NPA, the minority investor also received P2P Warrants (see Note 9) for no additional consideration resulting in the allocation of proceeds between the P2P Note and the P2P Warrants. The P2P Note and P2P Warrants held by the minority investor are subject to adjustments in fair value. As of December 31, 2023, the related party P2P Note and P2P Warrants approximate $3.9 million and $0.3 million, respectively. During the year ended December 31, 2023, the change in fair value for the P2P Note and P2P Warrants equaled $0.9 million and $32,000, respectively (see Note 4).
In December 2022, one of the minority stockholders with which the Company had a revenue arrangement, representing nearly 100% and 71% of total revenues for the years ended December 31, 2023 and 2022, and all unbilled accounts receivable as of December 31, 2023 and 2022, respectively, also invested in a P2P Note (see Note 8) in the amount of $0.4 million or 13% of the total P2P proceeds raised in 2022. In accordance with the terms of the 2022 P2P NPA, the minority investor also received P2P Warrants equal (see Note 9) for no additional consideration resulting in the allocation of proceeds between the P2P Note and the P2P Warrants. The P2P Note and P2P Warrants held by the minority investor are subject to adjustments in fair value. As of December 31, 2023, the fair value of the related party P2P Note and P2P Warrants approximate $0.4 million and $29,000, respectively. As of December 31, 2022, the related party P2P Note and P2P Warrants approximate $0.4 million and $27,000, respectively. For the year ended December 31, 2022, the change in fair value of the related party P2P Note and P2P Warrants were immaterial (see Note 4).
Note 15.   Net Loss Per Share Attributable to Common Shareholders
The following table sets forth the computation of basic and dilutive net loss per share attributable to common stockholders for the years ended December 31, 2023 and 2022:
	2023	2022
Numerator:
Net loss	$(87,589)	$(104,630)
Less: Deemed Dividend associated with preferred stock warrants issued with issuance of preferred stock	—	(1,635)
Less: Change in value of preferred stock subject to possible redemption	—	(1,826)
Add: Effect of exchange of preferred stock (See Note 11)	—	1,636
Net loss allocable to common stockholders	$(87,589)	$(106,455)
Denominator:
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	4,213,244	1,445,089
Net loss per share attributable to common stockholders, basic and diluted	$(20.79)	$(73.67)
The following potentially dilutive securities were excluded from the calculation of diluted net loss per share attributable to common shareholders for the periods presented because the impact of including them would have been anti-dilutive as of December 31, 2023 and 2022:
	2023	2022
Redeemable convertible preferred stock	44,494,703	16,498,279
Stock options	16,437,980	1,325,844
Restricted stock units	4,916,829	137,909
Series D and D-2 preferred stock warrants	1,094,667	757,717
Pay-to-Play warrants (estimated See Note 9)	721,086	726,563
Convertible Notes warrants – 2023	(a)	—
Common stock warrants	2,063	35,754

	2023	2022
Pre-funded warrant (estimated see Note 9)	7,007,582	—
Total potentially dilutive shares	74,674,910	19,482,066

(a)
The number of warrants shares to be issued upon exercise of the 2023 Convertible Note Warrants is not determinable as of December 31, 2023 due to the variable settlement terms (see Note 9).

Note 16.   Employee Benefit Plan
A 401(k) plan is provided that covers substantially all employees meeting certain age and service requirements. The Company makes discretionary contributions to the 401(k) plan. The Company recorded $0.5 million and $0.6 million in matching contributions for the years ended December 31, 2023 and 2022, respectively.
Long-term employee benefits:
The Company provides its employees in India an opportunity to participate in a long term defined benefits plan, the liability the Company bears for providing this benefit is determined through an actuarial valuation at each reporting date. The benefit plan provides for lump sum payments to vested employees on retirement, death while in service or on termination of employment for an amount equivalent to 15 days of basic salary for each completed year of service. Vesting occurs upon completion of five years of service. The present value of such obligation is determined by the projected unit credit method and adjusted for past service cost and fair value of plan assets as at the balance sheet date through which the obligations are to be settled. The actuarial gain or loss on change in present value of the defined benefit obligation or change in return of the plan assets is recognized as an income or expense in the consolidated statement of operations. The expected return on plan assets is based on the assumed rate of return of such assets. As of December 31, 2023 and 2022, the related liability is included within accrued compensation on the consolidated balance sheets.
Note 17.   Subsequent Events
The Company has evaluated subsequent events through September 5, 2024, the date on which these consolidated financial statements were available to be issued and has determined that the following subsequent events are reportable other than those disclosed elsewhere in the consolidated financial statements.
In March 2024, the Company entered into an agreement with its primary third-party contract manufacturer related to past due amounts owed as of February 26, 2024. Under the agreement, the Company agreed to make payment on past due amounts pursuant to an agreed-upon schedule. The past due amounts that existed at December 31, 2023 that were incorporated into this agreement totaled $8.3 million and were included in accounts payable and accrued expenses and other current liabilities within the consolidated balance sheet at December 31, 2023.
From January 2024 through the date these consolidated financial statements were available to be issued, the Company received $110.7 million in proceeds from the issuance of 10% secured convertible notes under a new note purchase agreement dated July 3, 2023 (the “2023 NPA”), as amended on August 1, 2023 and April 22, 2024. These convertible notes have a stated maturity date, as of April 22, 2024, of December 31, 2025, however, are subject to automatic conversion upon the consummation of a SPAC Transaction, as defined, subject to conversion or repayment at maturity or upon a Next Equity Financing, as defined, and are subject to repayment upon a Corporate Transaction, as defined. Investors in these secured convertible notes also received warrants to purchase equity shares of the Company. Of the $110.7 million in proceeds, $11.5 million was received from BurTech, $2.4 million from outside individual third-parties, and the remaining $96.8 million was received from a separate third-party group of investors (the “RT Parties”) in connection with an agreement to provide convertible note financing of up to $125.0 million (the “Blaize Note Financing Agreement”). Under this separate agreement, the RT Parties and their transferees or distributes will not be required to execute any lock-up or similar agreement restricting transfer or disposition of all shares of common stock of Blaize issuable upon the conversion of the notes, all Company shares issuable upon the exercise of warrant issued to RT Parties as well as all securities of New Blaize to be issued to the RT Parties upon consummation of the merger.
On April 22, 2024, Blaize, BurTech, BurTech Merger Sub Inc., and Burkhan entered into an amendment to the Merger Agreement (the “April Amendment”). The April Amendment amended the original Merger Agreement to make certain adjustments in connection with the Blaize Note Financing and additional related warrant financing including an increase in the base purchase price and changes to certain definitions and terms. The April Amendment also revised the aggregate reserve size under the Company’s post-merger Equity Incentive Plan and Employee Stock Purchase Plan to 20% and the evergreen percentage for the Equity Incentive Plan to 7%.
On April 22, 2024, the Company amended and restated the Burkhan Pre-funded Warrant to reduce the number of BurTech Class A common stock shares to which the holder is entitled upon exchange of the Company common shares issuable upon exercise of the warrant. The number of BurTech Class A common stock shares was reduced from a maximum of 6,833,333 share to a fixed 2,000,000 shares. This amendment, in turn, reduces the applicable number of Company common shares to up issued to the holder upon exercise. In conjunction with its participation in the Blaize Note Financing Agreement, one of the RT Parties received a new and separate pre-funded warrant with an exercise price of $45,000 that entitles the RT Party investor to receive 4.5 million shares of BurTech Class A common stock, also via the issuance of Company common shares upon exercise that are subject to exchange into BurTech Class A common stock upon the closing of the Merger.
On April 22, 2024, the Company, BurTech LP LLC, BurTech entered into a Backstop Subscription Agreement. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses is less than $30,000,000, BurTech LP LLC shall purchase, prior to or substantially concurrently with the closing of the Merger, a number of shares of Class A common stock of BurTech equal to the difference between $30,000,000 minus the Trust Amount divided by $10.00 per share. The April Amendment also amended various definitions and covenants to reflect the funding commitment of the BurTech’s Sponsor pursuant to the Backstop Subscription Agreement.
On April 22, 2024, BurTech LP LLC and BurTech entered into a letter agreement. Under this agreement, conditioned upon the occurrence of the closing of the Merger, BurTech LP LLC agreed to forfeit 2,000,000 BurTech Shares to be effective immediately prior to the closing.
The Lock-Up Agreement attached to the Merger Agreement was also amended on April 22, 2024 to include certain consent requirements to the transfer of the Burkhan Warrant Stock and grant the Company Board of Directors the discretion to determine whether certain persons will be subject to the lock-up requirements.
On April 22, 2024, the Company amended and restated the terms of the 2023 NPA to accommodate a new group of lenders, the “Final Closing Lender”, defined as any lender who purchases a related convertible note on or after April 22, 2024. The conversion price upon a SPAC Transaction for a Final Closing Lender is defined as a price per share that would entitle the Final Closing Lender to receive a number of BurTech Class A common stock equal to the outstanding principal and accrued interest divided by 5. In addition, the per share exercise price of the related 2023 Convertible Note Warrants upon a SPAC Transaction was amended to $11.50.
In April 2024, the Company repaid all principal and accrued interest outstanding on the Demand Notes.
In July 2024, the Company executed a new maintenance agreement requiring future payments approximating $0.9 million through December 2025.

Blaize, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)
	September 30, 2024	December 31, 2023
	(unaudited)
Assets:
Current assets:
Cash and cash equivalents	$68,640	$3,213
Accounts receivable, net	1,784	11
Accounts receivable – related party (Note 13)	—	467
Inventories	8,406	6,522
Prepaid expenses and other current assets	6,081	2,836
Total current assets	84,911	13,049
Property and equipment, net	2,032	1,555
Deferred income tax assets	1,069	1,033
Operating lease right of use assets	1,978	2,423
Other assets	670	579
Total assets	$90,660	$18,639
Liabilities, redeemable convertible preferred stock and stockholders’ deficit:
Current liabilities:
Demand notes	$—	$4,750
Accounts payable	10,979	14,925
Accrued expenses and other current liabilities	6,924	7,464
Accrued loss on purchase commitments	1,396	3,588
Accrued compensation	3,326	1,938
Income tax payable	359	1
Current operating lease liabilities	655	569
Convertible notes, current portion	15,977	14,641
Total current liabilities	39,616	47,876
Long-term operating lease liabilities	1,307	1,791
Warrant liabilities	7,755	3,730
Convertible notes	148,551	18,064
Other liabilities	25	391
Total liabilities	197,254	71,852
Commitments and contingencies (Note 12)
Redeemable convertible preferred stock – $0.00001 par value; 96,650,097 shares authorized as of September 30, 2024 and December 31, 2023, respectively; 44,494,703 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively; liquidation preference of $173,347 as of September 30, 2024 and December 31, 2023, respectively	173,347	173,347
Stockholders’ deficit:
Common stock – $0.00001 par value; 175,095,000 shares authorized as of September 30, 2024 and December 31, 2023, respectively; 17,482,174 and 17,454,353 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	—	—
Treasury stock, at cost: 124,225 shares at September 30, 2024 and December 31, 2023	—	—
Additional paid-in capital	142,618	141,496
Accumulated deficit	(422,559)	(368,056)
Total stockholders’ deficit	(279,941)	(226,560)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$90,660	$18,639
See accompanying notes to the unaudited condensed consolidated financial statements.

Blaize, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
Unaudited
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Engineering services revenue – related party (Note 13)	$758	$555	$1,525	$3,426
Hardware revenue	23	16	28	16
Total revenue	781	571	1,553	3,442
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization)	476	217	1,039	1,490
Research and development	5,799	3,912	15,765	14,168
Selling, general and administrative	5,546	3,698	14,538	11,108
Depreciation and amortization	251	651	688	1,706
Loss on purchase commitments	—	116	—	349
Transaction costs	77	6	163	24
Total costs and expenses	12,149	8,600	32,193	28,845
Loss from operations	(11,368)	(8,029)	(30,640)	(25,403)
Other income (expense), net:
Pay-to-Play financing charge	—	—	—	(30,637)
Debt financing charge on convertible notes	—	(2,640)	(464)	(2,640)
Other income (expense), net	1,273	(2)	1,677	12
Gain (loss) on foreign exchange transactions	31	(23)	(62)	10
Change in fair value of convertible notes	(15,398)	(1,639)	(25,921)	(3,546)
Change in fair value of warrant liabilities	(90)	327	1,255	(745)
Total other expense	(14,184)	(3,977)	(23,515)	(37,546)
Loss before income taxes	(25,552)	(12,006)	(54,155)	(62,949)
Provision for (benefit from) income taxes	55	(12)	348	(85)
Net loss	$(25,607)	$(11,994)	$(54,503)	$(62,864)
Net loss per share attributable to common stockholders, basic and diluted	$(1.47)	$(3.38)	$(3.12)	$(17.70)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	17,478,371	3,551,881	17,466,606	3,551,881
See accompanying notes to the unaudited condensed consolidated financial statements.

Blaize, Inc. and Subsidiaries
Condensed Consolidated Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit
(Amounts in thousands, except share and per share data)
Unaudited
	Redeemable Convertible Preferred Stock		Common Stock		Treasury Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount	Shares	Amount
Three months ended September 30, 2024:
Balance at June 30, 2024	44,494,703	$173,347	17,474,790	$—	124,225	$—	$142,221	$(396,952)	$(254,731)
Exercise of stock options	—	—	7,384	—	—	—	37	—	37
Stock-based compensation	—	—	—	—	—	—	360	—	360
Net loss	—	—	—	—	—	—	—	(25,607)	(25,607)
Balance at September 30, 2024	44,494,703	$173,347	17,482,174	$—	124,225	$—	$142,618	$(422,559)	$(279,941)
Three months ended September 30, 2023:
Balance at June 30, 2023	44,494,703	$173,347	3,343,660	$—	124,225	$—	$131,341	$(331,337)	$(199,996)
Stock-based compensation	—	—	—	—	—	—	286	—	286
Debt financing charge on 2023 convertible notes	—	—	—	—	—	—	2,640	—	2,640
Net loss	—	—	—	—	—	—	—	(11,994)	(11,994)
Balance at September 30, 2023	44,494,703	$173,347	3,343,660	$—	124,225	$—	$134,267	$(343,331)	$(209,064)
Nine months ended September 30, 2024:
Balance at January 1, 2024	44,494,703	$173,347	17,454,353	$—	124,225	$—	$141,496	$(368,056)	$(226,560)
Exercise of stock options	—	—	27,821	—	—	—	80	—	80
Stock-based compensation	—	—	—	—	—	—	1,042	—	1,042
Net loss	—	—	—	—	—	—	—	(54,503)	(54,503)
Balance at September 30, 2024	44,494,703	$173,347	17,482,174	$—	124,225	$—	$142,618	$(422,559)	$(279,941)
Nine months ended September 30, 2023:
Balance at January 1, 2023	16,498,279	$64,020	6,143,294	$—	124,225	$—	$209,928	$(280,467)	$(70,539)
Reissuance of Shadow Preferred in Pay-to-Play Pull Through Exchange at redemption value	27,996,424	109,327	(2,799,634)	—	—	—	(109,327)	—	(109,327)
Stock-based compensation	—	—	—	—	—	—	450	—	450
Pay-to-Play financing charge	—	—	—	—	—	—	30,576	—	30,576
Debt financing charge on convertible notes	—	—	—	—	—	—	2,640	—	2,640
Net loss	—	—	—	—	—	—	—	(62,864)	(62,864)
Balance at September 30, 2023	44,494,703	$173,347	3,343,660	$—	124,225	$—	$134,267	$(343,331)	$(209,064)
See accompanying notes to the unaudited condensed consolidated financial statements.

Blaize, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Amounts in thousands)
Unaudited
	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(54,503)	$(62,864)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	688	1,706
Noncash lease expense	445	692
Pay-to-Play financing charge	—	30,638
Debt financing charge on convertible notes	464	2,640
Stock-based compensation	1,042	450
Credit loss expense	570	—
Deferred income taxes	(36)	(147)
Change in fair value of convertible notes	25,921	3,546
Change in fair value of warrant liabilities	(1,255)	745
Loss on purchase commitments	—	349
Noncash loss on lease termination	—	(18)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,343)	362
Accounts receivable – related party	467	(377)
Inventories	(1,884)	(2,625)
Prepaid expenses and other current assets	(6,286)	343
Other assets	(91)	35
Accounts payable and accrued liabilities	2,223	6,029
Operating lease liabilities	(398)	(745)
Income taxes payable	358	(153)
Accrued loss on purchase commitments	(2,192)	(1,693)
Accrued compensation	1,388	21
Other liabilities	(366)	(550)
Net cash used in operating activities	(35,788)	(21,616)
Cash flows from investing activities:
Purchases of property and equipment	(1,165)	(75)
Net cash used in investing activities	(1,165)	(75)
Cash flows from financing activities:
Payment of deferred offering costs	(3,668)	—
Proceeds from Pay-to-Play convertible notes and Common Rights Offering	—	9,283
Proceeds from convertible notes	110,718	8,400
Proceeds from short term demand notes	—	350
Repayment of short term demand notes	(4,750)	(350)
Proceeds from exercise of stock options	80	—
Net cash provided by financing activities	102,380	17,683
Net increase (decrease) in cash and cash equivalents	65,427	(4,008)
Cash and cash equivalents – beginning of period	3,213	4,913
Cash and cash equivalents- end of period	$68,640	$905
Supplemental disclosures of cash flow information:
Cash paid during the period for taxes	$204	$197
Cash paid during the period for interest	$245	$3
Supplemental disclosures of noncash investing and financing activities:
Property and equipment acquired in accounts payable & accrued expenses	$—	$100
Reissuance of Shadow Preferred in Pay-to-Play Pull Through Exchange at redemption value	$—	$109,327
Operating lease asset obtained in exchange for new operating lease liabilities	$—	$1,673
Right-of-use assets and lease liabilities extinguished upon termination of lease, net of gain	$—	$(108)
Capitalized deferred offering costs included in accounting payable and accrued liabilities	$864	$—
Issuance of warrants with convertible notes	$4,816	$1,690
See accompanying notes to the unaudited condensed consolidated financial statements.

Blaize, Inc. and Subsidiaries
Notes to Unaudited Condensed Consolidated Financial Statements
Note 1.   Description of Business
Blaize, Inc. (collectively “Blaize” or “the Company”) was originally incorporated on February 16, 2010, as a Delaware corporation under the name of ThinCI, Inc. and commenced operations at that time. On October 17, 2019, the Company’s Board of Directors adopted a Restated Certificate of Incorporation, which changed the Company’s name to Blaize, Inc. The Company is headquartered in El Dorado Hills, California, and consists of four separate legal entities: Blaize, Inc. (United States of America), Blaize New Computing Technologies India Private Limited (India), Blaize Technologies Philippines, Inc. (Philippines) and Blaize U.K. LTD (England). Blaize designs and develops low-power, high-efficiency, programmable artificial intelligence (“AI”) edge computing hardware and software. Blaize leads a new generation of computing, which unleashes the potential of AI in order to enable significant increases in the value that technology delivers to improve the way people work and live. The Company offers transformative edge computing solutions for AI data collection and processing, with a focus on smart vision and other AI applications for the automotive, retail, security and industrial markets.
In November 2023, the Company entered into a Memorandum of Understanding with a United Arab Emirates (“UAE”) based third-party investment entity to establish a cooperative framework for both entities to discuss and explore commercial and technical collaboration in the UAE. The collaboration is intended to be operationalized through a newly created entity, Blaize Artificial Intelligence Middle East, LLC, in which the Company has a 35% ownership in the entity. As of September 30, 2024, there has not been an operating agreement executed between the Company and the holder of the 65% interest that would make the Company the primary beneficiary of this new legal entity. The newly established entity has incurred insignificant expenses since its incorporation. During the nine months ended September 30, 2024, the Company entered into an agreement with an affiliate of the holder of the 65% interest in Blaize Artificial Intelligence Middle East, LLC, which permitted the Company to bill in advance for obligations that have yet to be fully satisfied as of September 30, 2024. Specific to this arrangement, the Company had accounts receivable of $1.7 million as of September 30, 2024.
Merger Agreement
On December 22, 2023, as amended on April 22, 2024, the Company entered into a preliminary agreement and plan of merger (“Merger Agreement”) by and among BurTech Acquisition Corp, a publicly traded special acquisition company (“BurTech”), BurTech Merger Sub Inc. a Delaware corporation and a direct, wholly owned subsidiary of BurTech (“Merger Sub”), and, solely for the limited purposes of the transaction, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize. The separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly-owned subsidiary of BurTech. In connection with the consummation of the business combination (the “Merger”), BurTech will be renamed Blaize Holdings, Inc. (“New Blaize”) (see Note 12).
On April 22, 2024, Blaize, BurTech, BurTech Merger Sub Inc., and Burkhan entered into an amendment to the Merger Agreement (the “April Amendment”). The April Amendment amended the original Merger Agreement to make certain adjustments in connection with the Blaize Note Financing (see Note 7) and additional adjustments related to warrant financing (see Note 8), including an increase in the base purchase price and changes to certain definitions and terms. The April Amendment also revised the aggregate reserve size under the Company’s post-merger Equity Incentive Plan and Employee Stock Purchase Plan to 20% and the evergreen percentage for the Equity Incentive Plan to 7%.
Additionally, the April Amendment amended additional terms associated with the contingencies associated with the pending Merger. See Note 12.
On October 24, 2024, BurTech, Merger Sub, the Company and Burkhan entered into an Amendment No. 2 to Agreement and Plan of Merger (the “Second Amendment to Merger Agreement”). See Note 16.

Liquidity and Going Concern
The Company’s condensed consolidated financial statements have been prepared on a going concern basis, which assumes that it will be able to meet its obligations and continue its operations during the twelve months following the issuance of these condensed consolidated financial statements. These condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.
Since inception of the Company and through September 30, 2024, the Company has funded its operations primarily with cash flows from contributions from founders or other investors and other financing activities. The Company has incurred recurring losses and negative cash flows since its inception, including a net loss of $54.5 million and $62.9 million for the nine months ended September 30, 2024 and 2023, respectively. As of September 30, 2024, the Company had cash and cash equivalents of approximately $68.6 million, a net working capital surplus of $45.3 million, and an accumulated deficit of $422.6 million.
The Company’s ability to continue to meet its obligations, to achieve its business objectives and continue as a going concern is dependent upon several factors, including the Company’s revenue growth rate, the timing and extent of spending to support further sales and marketing and research and development efforts. In order to finance these opportunities, the Company will need to raise additional financing. While there can be no assurances, the Company intends to raise such capital through issuances of additional debt and equity, and through a possible SPAC transaction. If additional financing is required from outside sources, the Company may not be able to raise it on terms acceptable to the Company or at all. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.
While the Company is currently taking action to both source and preserve cash through a combination of the issuance of convertible notes and a possible capital market transaction the Company cannot be assured that it will be able to enter into any such contracts. As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Update (“ASU”) 2014-15, Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern, management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through a year from the date these unaudited condensed consolidated financial statements are available to be issued.
Note 2.   Summary of Significant Accounting Policies
Basis of Presentation and Principles of Consolidation
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all the information and footnotes required by U.S. GAAP for complete consolidated financial statements. The accompanying unaudited condensed consolidated financial statements reflect all adjustments, including normal recurring adjustments, which, in the opinion of management, are necessary to present fairly the financial position, results of operations, and cash flows for the periods presented in accordance with US GAAP. Interim results are not necessarily indicative of the results for a full year. Therefore, these interim unaudited condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the years ended December 31, 2023 and 2022.
The unaudited condensed consolidated financial statements include the consolidated financial statements of the Company and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated upon consolidation.
Use of Estimates
The preparation of the unaudited condensed consolidated financial statements in accordance with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods presented. Such estimates and assumptions include, but are not limited to, those related to revenue recognition, the valuation of accounts receivable, the net realizable value of inventory, the useful lives of long-lived assets, the incremental borrowing rate used in calculating operating lease right of use assets, the accounting for income taxes, the estimates used to evaluate the recoverability of long-lived assets, amortization method and periods for capitalized software, and the estimated fair value of convertible notes, warrant liabilities, common stock, and stock-based compensation expense. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.
Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of 90 days or less to be cash equivalents in the condensed consolidated financial statements. The Company’s cash equivalents are primarily comprised of U.S. Government treasury securities, mutual funds, and money market funds. The Company has cash deposits in a financial institution that, at times, may be in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Company has not experienced losses in such accounts and periodically evaluates the creditworthiness of its financial institutions.
As of September 30, 2024 and December 31, 2023, the Company had cash and cash equivalents balances in excess of domestic and international insurance limits of approximately $32.3 million and $2.2 million, respectively.
As of September 30, 2024, the Company held $30.1 million in U.S. Government treasury securities, $26.1 million in a U.S. Government money market fund, and $5.2 million in mutual funds (see Note 4). As of December 31, 2023, the Company had no cash equivalents or restricted cash balances.
Accounts Receivable, Net
Accounts receivable, net is recorded at the invoiced amount and does not accrue interest. The allowance for credit losses is the Company’s estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines that allowance based upon a review of each receivable and all known factors that could affect collectability. These factors include but are not limited to a customer’s past payment performance, customer financial condition, general economic or industry conditions and disputes regarding the invoiced amount or the product or service rendered. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The allowance for credit losses was $0.4 million as of September 30, 2024 and December 31, 2023, respectively. As of September 30, 2024 and December 31, 2023, the Company’s accounts receivable included zero and approximately $0.5 million, respectively, of unbilled accounts receivable (See Note 13).
Inventories
Inventories consist of raw materials, work in process inventories, and finished goods. Inventories are stated at the lower of cost or net realizable value, with cost being determined on a first-in, first-out basis. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Adjustments to reduce the cost of inventory to its net realizable value are made, if required, for estimated excess, obsolescence, or impaired balances. At the point of loss recognition, a new lower cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration or increase in the newly established cost basis. Any write-downs of inventories are reflected as part of cost of revenue in the accompanying unaudited condensed consolidated statement of operations.
Deferred Offering Costs
Deferred offering costs, which consist of direct incremental legal, consulting and banking fees primarily relating to the Company’s contemplated merger with BurTech (see Note 1) whereby the Company will become a public company, are capitalized and will be offset against proceeds upon the consummation of the offering within stockholders’ deficit. In the event an anticipated offering is terminated, deferred offering costs will be expensed. As of September 30, 2024 and December 31, 2023 there were $4.5 million and $1.5 million, respectively, capitalized deferred offering costs included in prepaid expenses and other current assets on the condensed consolidated balance sheets.
Impairment of Long-Lived Assets
Whenever events or changes in circumstances indicate that the carrying amount of long-lived assets may not be recoverable, the Company estimates the expected undiscounted future cash flows from the use of those assets and their eventual disposition (without any allocated debt financing charges). If the sum of the expected undiscounted future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. For the three and nine months ended September 30, 2024 and 2023, the Company did not recognize any impairment expense related to its long-lived assets.
Embedded Derivative Evaluation
The Company evaluates the terms of its debt instruments to determine if any identified embedded features, including embedded conversion options or redemption features, are required to be bifurcated and accounted for separately as a derivative financial instrument. In circumstances where a host instrument contains more than one embedded derivative instrument, including a conversion option, that is required to be bifurcated, the bifurcated derivative instruments would be accounted for as a single, compound derivative instrument. Any identified and bifurcated embedded derivatives are initially recorded at fair value and are revalued at each reporting date with changes in the fair value reported as non-operating income or expense.
Convertible Notes
The Company accounts for its convertible notes, some of which contain predominantly fixed rate conversion features, whereby the outstanding principal and accrued interest may be converted by the holder into a variable number of shares of preferred stock at a fixed discount to the market price of the common stock at the time of conversion under ASU Debt — Debt with Conversion and Other Options (Subtopic 470-20), Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) and Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (ASU 2020-06). The Company has elected to account for its convertible notes at fair value at each period end pursuant to Accounting Standards Codification (“ASC”) 825, Financial Instruments wherein changes in the fair value are recorded as change in fair value of convertible notes in the accompanying unaudited condensed consolidated statements of operations.
Warrant Liabilities
The Company has issued freestanding warrants in connection with certain of its convertible debt agreements and preferred stock issuances which have been recorded as long-term liabilities in the accompanying condensed consolidated balance sheets at their estimated fair value. At initial recognition, the warrants were recorded at their estimated fair value calculated using the Black-Scholes-Merton (“Black-Scholes”) option pricing model (see Note 8). The liability associated with these warrants is subject to remeasurement at each balance sheet date, with changes in fair value recorded as change in the fair value of warrant liabilities in the unaudited condensed consolidated statements of operations. The warrants will continue to be remeasured until the earlier of the expiration or exercise of the warrants. The warrants are recorded at fair value each reporting period using the Black-Scholes option pricing model.
Redeemable Convertible Preferred Stock
The Company’s redeemable convertible preferred stock has been classified outside of stockholders’ deficit, as mezzanine equity, due to the redemption option of the preferred stock shareholders (see Note 10). The Company records redeemable convertible preferred stock at fair value on the dates of issuance, net of issuance costs. The Company has adjusted the carrying values of the redeemable convertible preferred stock, subsequent to the initial issuance date, to the redemption value of such shares because it is probable that the convertible preferred stock will become redeemable.
Revenue Recognition
The Company derives revenue from product sales, license and development arrangements, joint marketing arrangements and cloud services. The Company recognizes revenue under ASC Topic 606, Revenue from Contracts with Customers (ASC 606), in which it determines revenue recognition through the following steps:
Step 1: Identify the contract with the customer.
The Company considers the terms and conditions of the engagement in identifying the contracts. The Company determines a contract with a customer to exist when the contract is approved, each party’s rights regarding the services to be transferred can be identified, the payment terms for the services can be identified, it has been determined the customer has the ability and intent to pay, and the contract has commercial substance. At contract inception, the Company will evaluate whether two or more contracts should be combined and accounted for as a single contract and whether the combined or single contract includes more than one performance obligation. The Company applies judgment in determining the customer’s ability and intent to pay, which is based on a variety of factors, including the customer’s historical payment experience or, in the case of a new customer, credit, and financial information pertaining to the customer.
Step 2: Identify the performance obligations in the contract.
Performance obligations promised in a contract are identified based on the services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the service either on its own or together with other resources that are readily available from third parties or from the Company and are distinct in the context of the contract.
Step 3: Determine the transaction price.
The transaction price is determined based on the consideration to which the Company expects to be entitled in exchange for transferring services to the customer. Variable consideration is included in the transaction price if, in the Company’s judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur. None of the Company’s contracts contain a significant financing component.
Step 4: Allocate the transaction price to the performance obligations in the contract.
Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on each performance obligation’s relative standalone selling price (“SSP”).
Step 5: Recognize revenue when the company satisfies a performance obligation.
Revenue is recognized at the time the related performance obligation is satisfied by transferring the control of the promised service to a customer. Revenue in respect of services, including nonrecurring engineering services or marketing services, is recognized over the contractual terms during which the Company provides services over period of time. Hardware revenue is recognized at a point in time when the product is shipped. The Company generates all its revenue from contracts with customers.
Revenue from hardware sales is recognized upon transfer of control of products to customers in an amount that reflects the consideration the Company expects to receive in exchange for the hardware. The Company offers unspecified upgrades and support on certain products, however, the related revenue has historically not been material.
The Company’s license and development arrangements entail revenue from the licensing of its intellectual property (“IP”) and also include nonrecurring engineering development services to configure the Company’s IP and hardware to a customer’s needs. For each contract, the Company considers the promise to deliver a license that grants the customer the right to use the IP, as well as any professional services provided under the contract, as distinct performance obligations. The Company recognizes licensing revenue from such arrangements over the term of the arrangements and recognizes professional services over time as the services are provided. The Company measures progress to completion based on actual costs incurred to date as a percentage of the estimated total cost required to complete the project.
The Company entered into a joint marketing arrangement with a subsidiary of a minority investor to expand hardware sales into a foreign market (see Note 13). The joint marketing arrangement is comprised of various performance obligations, including the providing of a dedicated engineer for customer engagement services and design activities, a stand-ready obligation to provide product support services as well as co-participation in marketing events, all of which occur over the term of the arrangement.
The timing of the Company’s revenue recognition may differ from the timing of payment by its customers. An unbilled receivable is recorded when revenue is recognized prior to invoicing and the Company has an unconditional right to payment. Alternatively, when payment precedes the provision of the related services, the Company records deferred revenue until the performance obligations are satisfied. The following table is a rollforward of contract liabilities, which are included in accrued expenses and other current liabilities and other liabilities on the condensed consolidated balance sheets, as of September 30, 2024 (in thousands):
Balance at January 1, 2024	$1,100
Addition of deferred revenue	1,729
Recognition of revenue	(1,102)
Balance at September 30, 2024 (unaudited)	$1,727
The Company defers incremental costs of obtaining a customer contract and amortizes the deferred costs over the period that the related revenue is recognized. The Company had no material incremental costs to obtain customer contracts in any period presented.
The Company has elected to account for shipping and handling fees as fulfillment activities and not separate performance obligations. Accordingly, these fees are reflected in revenue and the related fulfillment costs are accrued as cost of revenue as the related fulfillment costs incurred.
The Company offers a standard assurance-type warranty to customers for hardware sales.
Research and Development
Costs related to the Company’s research and development (“R&D”) activities are expensed as incurred. R&D expense consists primarily of personnel costs for the Company’s R&D activities. R&D expense also includes costs associated with the design and development of the Company’s AI edge computing hardware and software.
Stock-Based Compensation
The Company recognizes the cost of employee, non-employee consultants and non-employee directors’ services received in exchange for awards of stock options based on the fair value of those awards at the date of grant over the requisite service period. The fair value of stock options granted is determined using the Black-Scholes option-pricing model using various inputs, including Company estimates of expected stock price volatility, term, risk-free rate and future dividends. The Company has elected the simplified method to determine the expected term of the option grants.
The Company also grants restricted stock units (“RSUs”) to employees and non-employee consultants, which vest upon the satisfaction of both a service-based condition and a liquidity event condition, as defined. The fair value of restricted stock units is determined based on the Company’s estimated fair value of common stock at the date of grant. During the three and nine months ended September 30, 2024 and 2023, the Company has not recorded any stock-based compensation expense associated with the RSUs as a liquidity event has not occurred. If a liquidity event occurs in the future, the Company will record cumulative stock-based compensation using the accelerated attribution method for those RSUs for which the service condition has been satisfied prior to the liquidity event, and the Company will record the remaining unrecognized stock-based compensation over the remainder of the requisite service period.
Forfeitures are recognized as they occur.
Fair Value Measurements
The Company determines fair value measurements used in its unaudited condensed consolidated financial statements based upon the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy distinguishes between (i) market participant assumptions developed based on market data obtained from independent sources (observable inputs), and (ii) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). ASC 820, Fair Value Measurements, requires fair value measurements be classified and disclosed in one of the following pricing categories:
Level 1 — This level consists of unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 — This level consists of observable inputs other than the quoted prices included within Level 1, such as quoted prices for similar assets or liabilities in markets that are not active or for which all significant inputs are observable or can be corroborated by observable market data, either directly or indirectly, for substantially the full term of the asset or liability.
Level 3 — This level consists of unobservable inputs for the asset or liability to the extent that observable inputs are not available, thereby allowing for situations in which there is little or no market data for the asset or liability at the measurement date. This requires the reporting entity to develop its own assumptions that market participants would use in pricing the asset or liability.
The carrying amounts of cash, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued loss on purchase commitments and accrued expenses and other liabilities approximate fair value because of their short-term maturities.
Concentration of Credit Risk
The Company’s cash and cash equivalents are primarily on deposit at high-credit quality financial institutions or invested in U.S. Government money market funds. The Company’s cash accounts in a financial institution may at times exceed the Federal Depository Insurance coverage of $250,000. Investments in money markets are not insured or guaranteed by the FDIC or any other government agency.
The Company is exposed to credit risk in the event of nonpayment by customers up to the amounts recorded on the condensed consolidated balance sheets. The Company manages its accounts receivable credit risk through ongoing credit evaluation of its customers’ financial conditions.
As of September 30, 2024, one related party customer accounted for approximately 97% of the Company’s accounts receivable (see Note 13). As of December 31, 2023, one customer, also a related party, accounted for approximately 98% of the Company’s accounts receivable (see Note 13).
Historically, a relatively small number of customers have accounted for a significant portion of the Company’s revenue. For the three months ended September 30, 2024 and 2023, one customer, a related party, accounted for approximately 97% of the Company’s revenue. For the nine months ended September 30, 2024, two customers, both related parties, accounted for approximately 77% and 21% of the Company’s revenue. For the nine months ended September 30, 2023, one customer, a related party, accounted for nearly 100% of the Company’s revenue (see Note 13).
Net Loss Per Share
Basic and diluted net loss per share attributable to common stockholders is presented in conformity with the two-class method required for participating securities. The two-class method determines net income (loss) per share for each class of common and participating securities according to dividends declared or accumulated and participation rights in undistributed earnings. The two-class method requires income (loss) available to common stockholders for the period to be allocated between common and participating securities based upon their respective rights to shares in undistributed earnings as if all income (loss) for the period had been distributed. The Company’s redeemable convertible preferred stock contractually entitles the holders of such stock to participate in dividends but does not contractually require the holders of such stock to participate in losses of the Company. Accordingly, in periods in which the Company reports a net loss attributable to common stockholders, such losses are not allocated to such participating securities.
Basic net loss per share is calculated by dividing the net loss attributable to common stockholders by the weighted-average number of common stock outstanding during the period, without consideration of potentially dilutive securities. Diluted net loss per share is computed by dividing the net loss attributable to common stockholders by the weighted-average number of common stock and potentially dilutive securities outstanding for the period. For purposes of this calculation, redeemable convertible preference stock, stock options and warrants have been excluded from the calculation of diluted net loss per share attributable to common stockholders as their effect is anti-dilutive for all periods presented.
Segment Reporting
The Company operates in one reporting segment. Operating segments are defined as components of an enterprise about which separate financial information is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assessing performance. The Company’s Chief Executive Officer is the chief operating decision maker, who reviews financial information presented on a consolidated basis for the purposes of making operating decisions, allocating resources and evaluating financial performance.
Emerging Growth Company Status
The Company is expected to be an emerging growth company, as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act, until such time as those standards apply to private companies. The Company has elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date that the Company (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opt out of the extended transition period provided in the JOBS Act. As a result, these condensed consolidated financial statements may not be comparable to companies that comply with the new or revised accounting pronouncements as of public company effective dates.
Recently Adopted Accounting Pronouncements
In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The FASB issued authoritative guidance that clarifies that an acquirer of a business should recognize and measure contract assets and contract liabilities in a business combination in accordance with ASC Topic 606, Revenue from Contracts with Customers. The Company adopted this standard as of January 1, 2024. The adoption of this standard did not have an impact on the Company’s condensed consolidated financial statements.
Recently Issued Accounting Pronouncements — Not Yet Adopted
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. This ASU enhances the transparency and decision usefulness of income tax disclosures. This guidance is effective for the Company beginning on January 1, 2025, and early adoption is permitted, although the Company does not plan to early adopt. Adoption will require enhancements to the Company’s income tax disclosures but is not expected to have a material impact on its condensed consolidated financial statements.
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. This ASU improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. This guidance is effective for fiscal year ending December 31, 2024 and interim periods within fiscal years beginning January 1, 2025. Early adoption is permitted although the Company does not plan to early adopt. Adoption will result in expanded disclosures for the Company’s single reportable segment but is not expected to have a material impact on the Company’s condensed consolidated financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This ASU clarifies guidance in Topic 820 and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. This guidance is effective for the Company beginning on January 1, 2025 and early adoption is permitted. The Company does not expect the adoption to have a material impact on the Company’s condensed consolidated financial statements.
Note 3.   Revenue
Disaggregation of Revenue
The following table presents the Company’s revenue information by geographical region for the three and nine months ended September 30, 2024 and 2023 (in thousands):
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
United States	$778	$565	$1,214	$3,430
Japan	—	2	333	4
Korea	—	4	—	4
Others	3	—	6	4
Total revenue	$781	$571	$1,553	$3,442
The following provides a disaggregation of revenue based on the pattern of revenue recognition for the three and nine months ended September 30, 2024 and 2023 (in thousands):
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Revenue recognized at a point in time	$24	$—	$360	$—
Revenue recognized over time	757	571	1,193	3,442
	$781	$571	$1,553	$3,442
Revenue allocated to remaining performance obligations, which includes unearned or deferred revenue and amounts that will be invoiced and recognized as revenue in future periods as of September 30, 2024 and December 31, 2023, was as follows (in thousands):
	September 30, 2024	December 31, 2023
Current	$1,727	$733
Non-current	—	367
Total	$1,727	$1,100

Note 4.   Fair Value Measurements
The table below presents the Company’s financial assets and liabilities measured at fair value on a recurring basis aggregated by the level in the fair hierarchy (in thousands):
	September 30, 2024
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Government money market funds	$26,054	$—	$—	$26,054
Mutual funds	5,190	—	—	5,190
U.S. Government treasury securities	30,058	—	—	30,058
Total assets, measured at fair value	$61,302	$—	$—	$61,302
Liabilities:
Pay-to-Play convertible notes	$—	$—	$15,977	$15,977
2023 Convertible notes	—	—	148,551	148,551
Warrant liabilities	—	—	7,755	7,755
Total liabilities, measured at fair value	$—	$—	$172,283	$172,283
	December 31, 2023
	Level 1	Level 2	Level 3	Total
Liabilities:
Pay-to-Play convertible notes	$—	$—	$14,641	$14,641
2023 Convertible notes	—	—	18,064	18,064
Warrant liabilities	—	—	3,730	3,730
Total liabilities, measured at fair value	$—	$—	$36,435	$36,435
Level 1 instruments consisted of U.S. Government money market funds because they were valued using quoted prices in active markets and can be redeemed on any business days with an intermediary.
Level 3 instruments consisted of the Company’s Pay-to-Play Convertible Notes (“P2P Notes”), the 2023 Convertible Notes, and warrant liabilities comprised of the Company’s Series D Shadow preferred stock warrants, Series D-2 Shadow preferred stock warrants, the warrants issued with the P2P Notes and the 2023 Convertible Notes, and the pre-funded common stock warrants (see Notes 7 and 8). The Company has elected to apply the fair value option to measure all convertible notes due to the nature of their embedded features.
Changes in the fair value measurement of Level 3 liabilities related to unrealized gains (losses) resulting from remeasurement of the Company’s outstanding convertible notes and warrant liabilities (see Notes 7 and 8). The respective changes for remeasurement are reflected in the change in fair value of convertible notes and change in fair value of warrant liabilities in the accompanying condensed consolidated statements of operations.
The change in the fair value of the Level 3 liabilities during the three and nine months ended September 30, 2024 and 2023 was as follows (in thousands):
	Pay-to-Play Convertible notes	2023 Convertible notes	Warrant liabilities	Total
Three months ended September 30, 2024:
Balance at June 30, 2024	$16,042	$133,088	$7,665	$156,795
Change in estimated fair value	(65)	15,463	90	15,488
Balance at September 30, 2024	$15,977	$148,551	$7,755	$172,283

	Pay-to-Play Convertible notes	2023 Convertible notes	Warrant liabilities	Total
Nine months ended September 30, 2024:
Balance at December 31, 2023	$14,641	$18,064	$3,730	$36,435
Issuance of 2023 convertible note warrants and related warrants	—	105,902	4,816	110,718
Issuance of Pre-funded common stock warrants	—	—	464	464
Change in estimated fair value	1,336	24,585	(1,255)	24,666
Balance at September 30, 2024	$15,977	$148,551	$7,755	$172,283
	Pay-to-Play Convertible notes	2023 Convertible notes	Warrant liabilities	Total
Three months ended September 30, 2023:
Balance at June 30, 2023	$13,763	$—	$2,227	$15,990
Issuance of convertible notes and related warrants	—	7,275	1,125	8,400
Change in estimated fair value	398	1,241	(327)	1,312
Balance at September 30, 2023	$14,161	$8,516	$3,025	$25,702
	Pay-to-Play Convertible notes	2023 Convertible notes	Warrant liabilities	Total
Nine months ended September 30, 2023:
Balance at December 31, 2022	$3,139	$—	$529	$3,668
Reinstatement of common stock warrants as preferred stock warrants	—	—	61	61
Issuance of Pay-to-Play convertible notes and related warrants	8,717	—	565	9,282
Issuance of convertible notes and related warrants	—	7,275	1,125	8,400
Change in estimated fair value	2,305	1,241	745	4,291
Balance at September 30, 2023	$14,161	$8,516	$3,025	$25,702
The Company’s convertible notes and related warrants were classified within level 3 of the fair value hierarchy because there was no active market for the liabilities or similar instruments.
There were no transfers between Level 1, Level 2, or Level 3 of the fair value hierarchy during the three and nine months ended September 30, 2024 and 2023. Certain existing investors invested in P2P Notes during the nine months ended September 30, 2023, and accordingly, their common stock warrants were converted into Series D Shadow preferred stock warrants and reclassified as warrant liabilities (see Notes 7, 8 and 13).
Note 5.   Supplementary Balance Sheet Information
Inventories
Inventories consists of the following (in thousands):
	September 30, 2024	December 31, 2023
Finished goods	$—	$16
Work in progress	937	1,542
Raw materials	7,469	4,964
Total inventories	$8,406	$6,522

Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consists of the following (in thousands):
	September 30, 2024	December 31, 2023
Deferred offering costs	$4,532	$1,491
Software licenses and maintenance	486	311
Advances paid to contract manufacturer	140	144
Other receivables	17	441
Prepaid subscriptions	130	83
Other	776	366
Total prepaid expenses and other current assets	$6,081	$2,836
Property and Equipment, Net
Property and equipment, net, consists of the following (in thousands):
	September 30, 2024	December 31, 2023
Computer equipment	$13,350	$13,108
Software	5,893	4,984
Furniture and fixtures	346	346
Leasehold improvements	1,416	1,594
Vehicles	26	26
	21,031	20,058
Less: Accumulated depreciation	(18,999)	(18,503)
Total property and equipment, net	$2,032	$1,555
During the three and nine months ended September 30, 2024 and 2023, depreciation and amortization expense of property and equipment was $0.3 million and $0.7 million, respectively, and $0.7 million and $1.7 million, respectively.
Accrued Expenses and Other Current Liabilities
Accrued expenses and other current liabilities consists of the following (in thousands):
	September 30, 2024	December 31, 2023
Accrued inventory purchases	$2,533	$3,813
Professional fees	1,838	2,617
Deferred Revenue	1,727	733
Other	826	301
Total accrued and other current liabilities	$6,924	$7,464
Accrued Loss on Purchase Commitments
As of September 30, 2024 and December 31, 2023, accrued loss on purchase commitments were $1.4 million and $3.6 million, respectively (see Note 12).

Accrued Compensation
Accrued compensation consists of the following (in thousands):
	September 30, 2024	December 31, 2023
Vacation	$1,457	$804
Employee benefits	1,039	724
401K payable	553	215
Salaries and Wages	201	113
Other	76	82
Total accrued compensation	$3,326	$1,938
Note 6.   Income Taxes
The Company is subject to United States federal and state taxes as well as other foreign income taxes.
In accordance with authoritative accounting guidance, the Company accounts for income taxes using the asset and liability method under which deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective income tax bases.
The Company recognized income tax expense (benefit) of $55,000 and ($12,000) for the three months ended September 30, 2024 and 2023, respectively, and representing an effective tax rate of 0.22% and (0.10%), respectively. The Company recognized income tax expense (benefit) of $348,000 and ($85,000) for the nine months ended September 30, 2024 and 2023, respectively, representing an effective tax rate of 0.64% and (0.14%), respectively.
There has been no significant movement in the statutory and effective tax rate for the three and nine months ended September 30, 2024 and 2023. The effective income tax rate is primarily driven by remeasurement of warrant liabilities and valuation allowance. The Company continues to incur U.S. operating losses.
The Company regularly assesses the realizability of its deferred tax assets and establishes a valuation allowance if it is more-likely-than-not that some, or all, of its deferred tax assets will not be realized in the future. The Company evaluates and weighs all available evidence, both positive and negative, including its historic operating results, future reversals of existing deferred tax liabilities, as well as projected future taxable income. The Company will continue to regularly assess the realizability of its deferred tax assets. Changes in earnings performance and future earnings projections, among other factors, may cause the Company to adjust the valuation allowance on deferred tax assets, which could materially impact the income tax (benefit) expense in the period the Company determines that these factors have changed. As of September 30, 2024, the Company continues to maintain a full valuation allowance on its deferred tax assets except in certain foreign jurisdictions.
The Company’s primary tax jurisdictions are the U.S., California, United Kingdom, and India. The Company also files income tax returns in other various U.S. states and international jurisdictions. All tax years since inception remain open to examination by the U.S. federal authorities as a result of the net operating losses and credit carryforwards since inception. The Company is not currently under income tax examinations in any foreign or state jurisdiction. Because application of tax laws and regulations for many types of transactions is susceptible to varying interpretations, amounts reported in the condensed consolidated financial statements could be changed at a later date upon final determination by taxing authorities. Management believes that the Company has no uncertain income tax positions that could materially affect its condensed consolidated financial statements.

Note 7.   Convertible Notes and Demand Notes
2022 Convertible Securities:
Pay-to-Play Convertible Notes:
In December 2022, in connection with the Company’s 2022 Pay-to-Play (“P2P”) transaction (the “P2P Transaction”), the Company entered into a Note Purchase and Exchange Agreement (“2022 P2P NPA”) with a group of lenders (each, a “Lender” and collectively, the “Lenders”). In January and February of 2023, the Company received $9.3 million in proceeds from the issuance of P2P Notes. Amounts received in 2022 and 2023 are referred to collectively as the “P2P Notes” (see Note 13). Pursuant to the 2022 P2P NPA, each Lender will pay the Company an agreed upon amount (“Consideration”) in return for one or more promissory notes. The P2P Notes have a 24-month term from the date of the 2022 P2P NPA which is December 9, 2024.
The 2022 P2P NPA provides that the P2P Notes may be converted as follows:
•
Automatically upon a “Next Equity Financing” assuming a Corporate Transaction (as defined), Maturity Conversion (as defined) or repayment has not occurred wherein the Next Equity Financing is defined as the next sale of Company equity securities, including warrants, other than Series D-2 Preferred stock or warrants to purchase Series D-2 preferred stock, following the date of the 2022 P2P NPA for the purpose of raising capital with gross proceeds of at least $5 million excluding the P2P Notes.

•
If the Next Equity Financing conversion, Corporate Transaction conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred on or before the maturity date (December 9, 2024), the principal and unpaid accrued interest of each P2P Note shall, at the written election of the Requisite Noteholders (holders of a majority interest in the aggregate outstanding principal amount of the P2P Notes) and the Company, pursuant to mutually agreed-upon terms, be automatically converted (the “Maturity Conversion”) into a class of equity shares subject to mutual agreement between the Lenders and the Company.

•
In the event of a Corporate Transaction (any “Liquidation Event” as defined in the existing Certificate of Incorporation), the P2P Notes shall either be repaid or, at the option of the Requisite Noteholders, converted. If conversion is elected upon a Corporate Transaction, the 2022 P2P NPA provides that all outstanding principal and unpaid accrued interest due on the P2P Notes shall be converted into common stock.

•
If upon a Corporate Transaction, repayment is elected by the Requisite Noteholders, the amount of the outstanding P2P Note balance will be repaid based on (i) whether or not the Lender provided consideration less than, equal to or greater than their Pro Rata Portion (calculated as the percentage ownership in Preferred Stock held by the lender) of $20 million (the “Insider Amount”) by (2) the date of Contribution being either prior to November 30, 2022 (the “Initial Commitment Date”) or February 24, 2023 (“Final Closing date”).

•
New Lenders will receive payment equal to the then accrued and unpaid interest plus one and a half times (1.5X) the then outstanding principal, plus two times (2X) the outstanding principal (with respect only to the outstanding principal in excess of $1 million but less than $5 million), as applicable, plus three times (3X) the outstanding principal with respect only to the outstanding principal in excess of $5 million on the P2P Note.

Certain Lenders, who are also a holder of one or more P2P Notes, by either the Initial Commitment Date or the Final Closing Date, may also be entitled to receive warrants (“P2P Warrants”) to purchase equity securities of the Company, upon surrendering their P2P Notes to the Company, the number of which is to be determined by the type of shares into which the P2P Notes are converted as well as the level of investment. The Warrants will be exercisable, in whole or in part, during the term commencing on the date of issuance and ending December 9, 2025 (see Notes 8 and 13).
The Company elected to measure the P2P Notes in their entirety, for the respective period issued, at fair value with changes in fair value reported in a single line in the unaudited condensed consolidated statements of operations. The notes were fair valued using a scenario-based method, considering varying levels of participation and four future event scenarios: Next Equity Financing, Maturity Conversion, Corporate Transaction, and Default. The conversion payout was calculated for each assumed event scenario, with probabilities estimated by management. The payout of the P2P Notes under each event scenario were discounted back to the valuation date using a discount rate aligned with the Company’s credit rating and the weighted average present value of each scenario used for the fair value of the P2P Notes. For the three and nine months ended September 30, 2024 and 2023, the Company recognized a change in fair value from the P2P Notes of approximately ($65,000) and $1.3 million, respectively and $0.4 million and $2.3 million, respectively (see Notes 4 and 13). Upfront costs and fees related to items for which the fair value option is elected must be recognized immediately. As such issuance costs (warrants) and fees associated with the convertible notes were recognized in current earnings.
Under the terms of the 2022 P2P NPA, any existing investor that purchased any P2P Note, received the right to exchange the common stock held following the November 30, 2022 conversion event (the “Converted Common”) for a number of shares of shadow preferred stock mirroring the respective classes of preferred stock held prior to the conversion (the “Pull-Through Exchange”), however, all Senior Series D (see Note 10) shareholders received an automatic pull-through of their Converted Common into their respective Senior Series D Shadow preferred stock regardless of whether they invested in a P2P Note. The exchange was calculated using a defined “Exchange Formula” based on the existing investor’s amount of investment in the P2P Note in relation to the designated pro-rata share portion of the Insider Amount. To the extent that an eligible existing investor purchases P2P Notes representing less than its pro rata portion of the Insider Amount, such investors Converted Common remain as Converted Common shares for that portion equal to the shortfall in its pro-rata contribution (see Note 10). Additionally, investors in the P2P Notes also received warrants (the “P2P Warrants”) whose total exercise price is determined based on the timing of investment as well as the level of investor participation vis-à-vis each investor’s designated pro-rata portion (see Note 8).
During the nine months ended September 30, 2023, certain investors who previously had their preferred stock and Series D warrants converted to common stock and common stock warrants, respectively, in connection with the 2022 conversion event, invested in P2P Notes. The resulting Pull-Through Exchange reinstated their Converted Common stock into share of the class(es) of Shadow Preferred Stock identical to those held prior to the 2022 conversion event (See Note 10) and reinstated their warrants into Series D Shadow preferred stock warrants (see Note 8). The fair value of the Series D warrants at reinstatement, approximating $61,000, was recognized as a component of the Pay-to-Play financing charge for the nine months ended September 30, 2023.
The 2022 P2P NPA provided the Company a right, subject to the approval of the Company’s Board of Directors (the “Board”), to conduct a common rights offering (the “Offering”) to raise additional funds. Pursuant to the 2022 P2P NPA, at the discretion of the Board, the Company could issue either shares of common stock or additional P2P Notes. In November 2023, the Company entered into an Exchange Agreement with eligible common shareholders, as defined, whereby, each participating eligible common shareholder received a P2P Note, subject to the same terms as existing P2P Notes with the exception that the P2P Notes issued to these common shareholders did not include the right to receive P2P Warrants. During the three and nine month periods ended September 30, 2024 and 2023, the Company did not enter into any Exchange Agreements with eligible common shareholders.
2023 Convertible Notes:
From July 2023 through November 2023, the Company raised $12.3 million in convertible notes (the “2023 Convertible Notes”) under the note purchase agreement dated July 3, 2023, as amended on August 1, 2023 to refine the valuation cap definition (the “2023 NPA”) (see Note 13). The 2023 Convertible Notes accrue interest at 10% per annum and mature 18 months from the date of the 2023 NPA. The 2023 Convertible Notes are secured by all of the Company’s assets.
During the nine months ended September 30, 2024, the Company received $110.7 million in additional proceeds from the issuance of 10% secured convertible notes under the 2023 NPA. The 2023 NPA was amended and restated on April 22, 2024 to accommodate a new group of lenders, the “Final Closing Lender”, defined as any lender who purchases a related convertible note on or after April 22, 2024. The conversion price upon a SPAC Transaction for a Final Closing Lender is defined as a price per share that would entitle the Final Closing Lender to receive a number of BurTech Class A common stock equal to the outstanding principal and accrued interest divided by five (5). In addition, the per share exercise price of the related 2023 Convertible Note Warrants upon a SPAC Transaction was amended to $11.50.
As of the April 22, 2024 amendment, the convertible notes have a stated maturity date of December 31, 2025, and are subject to automatic conversion upon the consummation of a SPAC Transaction, as defined, subject to conversion or repayment at maturity or upon a Next Equity Financing, as defined, and are subject to repayment upon a Corporate Transaction, as defined. Investors in these secured convertible notes also received warrants to purchase equity shares of the Company.
Of the $110.7 million in proceeds received during the nine months ended September 30, 2024, $11.5 million of the proceeds was received from BurTech (see Note 1), $2.4 million was received from miscellaneous parties, and $96.8 million was received from a separate third-party group of investors (the “RT Parties”) in connection with an agreement to provide convertible note financing of up to $125.0 million (the “Blaize Note Financing Agreement”). Under this separate agreement, the RT Parties and their transferees or distributes will not be required to execute any lock-up or similar agreement restricting transfer or disposition of all shares of common stock of Blaize issuable upon the conversion of the notes, all Company shares issuable upon the exercise of warrants issued to the RT Parties as well as all securities of New Blaize to be issued to the RT Parties upon consummation of the merger.
The 2023 NPA provides that the notes may be converted as follows:
•
Automatically upon a “Next Equity Financing” assuming a Corporate Transaction (as defined), Maturity Conversion (as defined), SPAC Conversion (as defined) or repayment has not occurred wherein the Next Equity Financing, defined as the next sale of Company equity securities or other securities issued in connection with Senior Indebtedness, following the date of the 2023 Convertible Notes for the purpose of raising capital.

•
For Lenders who purchased a 2023 Convertible Note on or before July 3, 2023, the issuance of shares pursuant to the conversion of each note shall be subject to the same terms and conditions applicable to the equity securities sold in the Next Equity Financing, except that (A) the per share liquidation preference shall be 1.5 times the conversion price, (B) the initial conversion price for purposes of price-based anti-dilution protection will equal the conversion price, (C) the basis for any dividend rights will be based on the conversion price, and (D) such shares will rank senior to the other equity securities existing at the time of the applicable conversion with respect to liquidation preference.

•
For any Lender who purchased a 2023 Convertible Note after July 3, 2023, the issuance of shares pursuant to the conversion of each note shall be subject to the same terms as described in the preceding paragraph except that the per share liquidation preference will equal the conversion price.

•
The conversion price for all Lenders, regardless of purchase date, for this Next Equity Financing is the lesser of 80% of the per share issue price of the equity securities sold in this financing event or a calculated per share value based on a defined valuation cap and fully-diluted capital.

•
If the Next Equity Financing conversion, Corporate Transaction conversion, SPAC conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred on or before the maturity date (December 31, 2025), the principal and unpaid accrued interest of each 2023 Convertible Note shall, at the written election of the Requisite Noteholders (which must include certain noteholder), pursuant to mutually agreed-upon terms, be automatically converted (the “Maturity Conversion”) into a class of equity shares subject to mutual agreement between the Lenders and the Company.

•
If the Next Equity Financing conversion, Corporate Transaction conversion or repayment of the outstanding principal and unpaid accrued interest has not occurred prior to a SPAC transaction, the principal and unpaid accrued interest of each 2023 Convertible Note, with the exception of notes issued to a Final Closing Lender, shall automatically convert (the “SPAC Conversion”) into a number of common shares equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on each 2023 Convertible Note by the applicable conversion price. The conversion price in this SPAC Conversion is the lesser of 80% of the SPAC price per share or a calculated per share value based on a defined valuation cap and fully-diluted capital immediately prior to the SPAC transaction.
•
In the event of a Corporate Transaction (any “Liquidation Event” as defined in the existing Certificate of Incorporation), the 2023 Convertible Notes shall be repaid as follows at the closing of the Corporate Transaction:

•
For any Lender who purchased a 2023 Convertible Note on or before July 3, 2023, in respect of a Corporate Transaction that occurs on or before July 3, 2024, an amount equal to the then accrued but unpaid interest plus three (3) times the then outstanding principal.

•
For any Lender who purchased a 2023 Convertible Note on or before July 3, 2023, in respect of a Corporate Transaction that occurs after July 3, 2024, an amount equal to the then accrued but unpaid interest plus five (5) times the then outstanding principal.

•
For any Lender who purchased a 2023 Convertible Note after July 3, 2023, in respect of any such Corporate Transaction, an amount equal to the then accrued but unpaid interest plus one and a half (1.5) times the then outstanding principal.

Investors in the 2023 Convertible Notes also received warrants to purchase the same type of equity shares into which the 2023 Convertible Notes are converted (see Notes 8 and 13).
Investors in these secured convertible notes also received warrants to purchase equity shares of the Company.
The Company elected to measure the 2023 Convertible Notes in their entirety at fair value with changes in fair value reported in a single line in the unaudited condensed consolidated statements of operations. The 2023 Convertible Notes were fair valued using a scenario-based method, considering five future event scenarios: Next Equity Financing, Maturity Conversion, SPAC Conversion, Corporate Transaction, and Default. The conversion payout was calculated for each assumed event scenario, with probabilities estimated by management. The payout of the 2023 Convertible Notes under each event scenario were discounted back to the valuation date using a discount rate aligned with the company’s credit rating and the weighted average present value of each scenario used for the fair value of the 2023 Convertible Notes.
For the three and nine months ended September 30, 2024 and 2023, the Company recognized a change in fair value of approximately $15.5 million and $24.6 million, respectively, and $1.2 million and $1.2 million (see Note 4), respectively. Upfront costs and fees related to items for which the fair value option is elected must be recognized immediately. As such issuance costs (warrants) and fees associated with the convertible notes were recognized in current earnings.
The scheduled maturities of the Company’s outstanding convertible notes as of September 30, 2024 is as follows (in thousands):
Year ending December 31,
2024 (remaining three months)	$15,977
2025	148,551
Less: Current portion	(15,977)
Long-term portion	$148,551
Demand Notes:
During the year ended December 31, 2023, the Company issued short-term demand notes totaling $5.1 million, of which $4.8 million remained outstanding as of December 31, 2023. The outstanding notes earn simple interest based on a rate of twelve percent (12%) with the outstanding principal and all accrued interest due and payable on demand by the holders at any time on or after the earlier of (1) the receipt of a minimum of $15.0 million from BurTech and other investors pursuant to the Note Purchase Agreement dated July 2, 2023 and (2) March 31, 2024 (see Notes 13 and 16). In April 2024, the Company repaid the total outstanding principal and interest of $5.0 million.

Note 8. Warrant Liabilities
P2P Warrants:
Certain investors who invested in the P2P Notes (see Notes 7 and 13) also received P2P Warrants for no additional consideration resulting in the allocation of proceeds between the P2P Notes and P2P Warrants (see Notes 7 and 13).
Under the terms of the 2022 P2P NPA and related warrant agreements, the P2P Warrants will be exercisable, in whole or in part, during the term commencing on the date of issuance through the three-year anniversary of the date of issuance. The number of Warrants each Lender is entitled to is based on the timing of the Lender’s investment as well as the Lender’s amount of funding, wherein the “Conversion Shares” is defined as the type of equity shares to be issued in the future upon conversion of the P2P Notes. The total number of warrants ranges from 20% to 40% of the total Conversion Shares to be issued for Lenders who invest at or less then their pro rata portion and for Lenders who invest above their pro rata portion, the total number of warrant shares is an additional 10% to 20% of a calculated incremental number of shares over the designated pro rata portion.
During 2023, in connection with the additional issuance of P2P notes, 336,950 Series D Shadow Preferred Stock warrants were reinstated at a fair value of approximately $61,000 (see Note 7) and reclassified from equity to warrant liability.
Upon exercise, these P2P Warrants will enable the Lenders to purchase Conversion Shares at a price (“Conversion Price”) determined based on when P2P Warrants are exercised and shall no longer be exercisable and become null and void upon 10 days prior to the consummation of the Company’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 under the Securities Act of 1933 (an “IPO”), acquisition by a Special Purpose Acquisition Company (a “SPAC Transaction”) and a defined liquidity event. The P2P Warrants have a fixed total exercise price known at inception (based on the amount of consideration paid by each Lender) and upon exercise will be settled in a variable number of the Conversion Shares. The P2P Warrants are legally detachable and separately exercisable from the P2P Convertible Notes. The Company accounts for the P2P Warrants as liabilities measured at fair value with subsequent changes in fair value recognized in earnings (see Note 4).
Effective February 28, 2024 the Series D Shadow Preferred Stock warrants expired unexercised.
2023 Convertible Note Warrants:
Investors in the 2023 Convertible Notes received warrants (“2023 Convertible Note Warrants”) exercisable upon the earliest to occur of a Next Equity Financing Conversion, Maturity Conversion, SPAC Conversion or Corporate Transaction, as defined, and expire, prior to the Amendment in April 2024 (see below), ten years from issuance (see Note 13). The 2023 Convertible Note Warrants were granted for no additional consideration resulting in the allocation of proceeds between the 2023 Convertible Note and 2023 Convertible Note Warrants (see Notes 7 and 13).
On April 22, 2024, as part of the Blaize, BurTech Merger Sub Inc., and Burkan amended the original Merger Agreement to make certain adjustments in connection with the Blaize Note Financing (see Note 7) and additional adjustments related to warrant financing including an increase in the base purchase price and changes to certain definitions and terms.
Under the terms of the April 2024 amendment, the number of warrant shares issuable upon exercise is equal to the quotient obtained by dividing (i) 25% or 10% (the higher percentage which applies only to investors who purchased a convertible note on or before July 3, 2023) of the original principal amount of the corresponding note by (ii) (y) with respect to a Next Equity Financing Conversion, Maturity Conversion, or a SPAC Conversion, the Exercise Price (as defined herein) or (z) with respect to a Corporate Transaction, a per share price equal to the value of the consideration payable to the holder of each share of common stock of the Company. The Exercise price is defined as follows:
•
With respect to a Next Equity Financing Conversion, the per share issue price by new money investors for the equity securities;

•
With respect to a Maturity Conversion, a per share price mutually agreed upon by the Company and the Requisite Noteholders;

•
With respect to a SPAC Conversion, $11.50 per share and

•
With respect to a Corporate Transaction, the Corporate Transaction Exercise Price, as defined

Additionally, the expiration date of the warrants was changed from 10 years to 5 years from the original date of issuance.
The 2023 Convertible Note Warrants are legally detachable and separately exercisable from the 2023 Convertible Notes. The Company accounts for the 2023 Convertible Note Warrants as liabilities measured at fair value with subsequent changes in fair value recognized in earnings.
Other Warrants:
In conjunction with the December 22, 2023 Merger Agreement, the Company entered into a pre-funded warrant agreement (the “Burkhan Pre-funded Warrant”) with one of the parties to the Merger. The Burkhan Pre-funded Warrant is only exercisable at the closing of the Merger and becomes null and void if the Merger Agreement is terminated. The Burkhan Pre-funded Warrant provides for the issuance of a sufficient number of Company common stock shares that would allow the warrant holder to acquire BurTech Class A common Stock upon the closing of the Merger. The maximum number of BurTech Class A Common Stock to be received under the Burkhan Pre-funded Warrant is 6,833,333, wherein a portion of this total share amount is subject to reduction, depending on the Available Acquiror Cash, as defined in the Merger Agreement, at closing. Pursuant to the terms of the Burkhan Pre-Funded Warrant, in no case would the holder receive less than 2,500,000 shares of BurTech Class A common stock at closing.
On April 22, 2024, the Company amended and restated the Burkhan Pre-funded Warrant to reduce the number of BurTech Class A common stock shares to which the holder is entitled upon exchange of the Company common shares issuable upon exercise of the warrant. The number of BurTech Class A common stock shares was reduced from a maximum of 6,833,333 share to a fixed 2,000,000 shares. This amendment, in turn, reduces the applicable number of Company common shares to be issued to the holder upon exercise. Additionally, in conjunction with its participation in the Blaize Note Financing Agreement, one of the RT Parties received a new and separate prefunded warrant (the “Ava Pre-funded Warrant”) with an exercise price of $45,000 that entitles the RT Party investor to receive 4,500,000 shares of BurTech Class A common stock, also via the issuance of Company common shares upon exercise that are subject to exchange into BurTech Class A common stock upon the closing of the Merger. The fair value of the newly issued Ava Pre-funded Warrant of $0.5 million was recognized as a debt financing charge on 2023 convertible notes during the nine month period ended September 30, 2024.
All of the Company’s warrants exercisable into preferred stock are classified as liabilities requiring ongoing remeasurement at fair value.
As of September 30, 2024 and December 31, 2023, outstanding warrants consisted of the following (in thousands):
		Number of warrant shares at		Approximate fair value at
Warrant Type:	Exercise Price	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
Series D Shadow Preferred Warrants	$10.44	—	338,495	$—	$3
Series D-2 Shadow Preferred Warrants	$4.97	756,172	756,172	406	894
Pay-to-Play Warrants	(a)	(a)	(a)	927	976
Convertible Notes Warrants – 2023	(c)	(c)	(c)	5,314	1,352
Common stock warrants(b)	$104.43	—	2,063	—	—
Pre-funded common stock warrants(d)	$0.01	(d)	(d)	341	505
Pre-funded common stock warrants(e)	$100.00	(e)	—	767	—
		756,172	1,096,730	$7,755	$3,730

(a)
The number of warrant shares to be issued upon exercise of the P2P Warrants is not determined as of September 30, 2024 or December 31, 2023, therefore, the exercise price is only known in aggregate based on individual investor participation levels and timing of investment. The aggregate exercise price is $2.5 million as of September 30, 2024 and December 31, 2023. The Company’s valuation of its P2P Warrants assumes a range of expected warrant shares of 744,914 to 764,330 and 694,397 to 721,086 shares of either common stock or a future preferred stock series as of September 30, 2024 and December 31, 2023.

(b)
Common stock warrants represent prior Series D Preferred Warrants which were converted in November 2022 to common stock warrants following the Company’s conversion event, as adjusted for the related December 2022 reverse stock split. These common stock warrants are classified in equity upon conversion in 2022. During January 2023, 336,950 of the Series D Preferred Warrants were reinstated upon the investor participating in the P2P Note extension. These warrants expired during the nine months ended September 30, 2024.

(c)
The number of warrant shares to be issued upon exercise of the 2023 Convertible Note Warrants as well as the related aggregate exercise price is not determinable as of September 30, 2024 or December 31, 2023 due to variable settlement terms. As of September 30, 2024 and December 31, 2023, the aggregate fixed monetary amount that will serve as the basis of calculating the number of warrant shares into which the 2023 Convertible Notes may be exercised into is $13.0 million and $2.0 million, respectively.

(d)
Total exercise price is $68,333. As of December 31, 2023, the number of warrant shares is estimated based on the total Company common shares that would be required to be issued to be exchanged for the maximum number of BurTech Class A Common and is estimated at 7,007,582 shares. As of September 30, 2024, taking into consideration the effect of the April 2024 amendment, the number of warrant shares required to be issued in the form of BurTech Class A Common stock is fixed at 2,000,000 shares.

(e)
Total exercise price is $45,000. As of September 30, 2024, the number of warrant shares to be issued in the form of BurTech Class A Common stock is a fixed 4,500,000 shares.

Assumptions used in the Black-Scholes option pricing model to fair value the Shadow Series D warrants reinstated January 2023 and the assumptions used to fair value the Shadow Series D and Shadow Series D-2 preferred stock warrants as of the respective reporting period were as follows:
At issuance:
Issued during the nine months ended September 30, 2024 and 2023:
	Series D-2 Shadow Preferred Stock Warrant Reinstatement
	Issued in 2024	Issued in 2023
Risk-free interest rate	NA	4.65%
Expected life, in years	NA	1.11
Expected volatility	NA	65.00%
Dividend yield	NA	0.00%
Fair value of preferred stock	NA	$4.01
As of September 30, 2024 and December 31, 2023:
	Series D-2 Shadow Preferred Stock Warrants		Series D Shadow Preferred Stock Warrants
	September 30, 2024	December 31, 2023	December 31, 2023
Risk-free interest rate	3.98%	4.51%	5.50%
Expected life, in years	0.97	1.72	0.16

	Series D-2 Shadow Preferred Stock Warrants		Series D Shadow Preferred Stock Warrants
	September 30, 2024	December 31, 2023	December 31, 2023
Expected volatility	57.95%	52.50%	52.50%
Dividend yield	0.00%	0.00%	0.00%
Fair value of preferred stock	$3.78	$4.19	$5.76
The P2P Warrants, issued in 2022 and in 2023 were valued using the Black-Scholes option pricing model probability-weighted for the same future event scenarios as defined in the valuation of the P2P Notes wherein the warrant strike price and the fair value of the respective Conversion Shares was calculated for each of participation group with 20%, 30%, 40%, and 60% warrant percentages, respectively.
At issuance:
Issued during the nine months ended September 30, 2024 and 2023:
	Warrants issued with P2P Convertible Notes
	Issued in 2024	Issued in 2023
Risk-free interest rate	NA	4.54% – 4.79%
Expected life, in years	NA	1.0 – 1.44 years
Expected volatility	NA	61.2% – 62.3%
Dividend yield	NA	0.00%
Fair value of preferred stock	NA	$4.16
Fair value of common stock	NA	$0.74
As of September 30, 2024 and December 31, 2023:
	Warrants issued with 2022 P2P Notes
	September 30, 2024	December 31, 2023
Risk-free interest rate	3.66% – 4.38%	4.54% – 4.79%
Expected life, in years	0.50 – 2.00 years	1.0 – 1.44 years
Expected volatility	69.8% – 71.6%	61.2% – 62.3%
Dividend yield	0.00%	0.00%
Fair value of preferred stock	$4.03	$4.16
Fair value of common stock	$0.92	$0.74
The 2023 Convertible Note Warrants, issued in 2023 and in January and February of 2024 were valued using the Black-Scholes option pricing model probability-weighted for future event scenarios as defined in the 2023 Convertible Note NPA. The exercise price is a floating exercise price, thus, was estimated using a Monte Carlo simulation model. The following summarizes additional related valuation assumptions:
At issuance:
Issued during the nine months ended September 30, 2024 and 2023:
Warrants issued with 2023 Convertible Notes
	Issued in 2024	Issued in 2023
Risk-free interest rate	3.86% – 5.55%	NA
Expected life, in years	0.36 – 5.00 years	NA
Expected volatility	61.2% – 73.0%	NA

Warrants issued with 2023 Convertible Notes
	Issued in 2024	Issued in 2023
Dividend yield	0.00%	NA
Fair value of preferred stock	$4.16 – $4.43	NA
Fair value of common stock	$0.74 – $0.81	NA
As of September 30, 2024 and December 31, 2023:
	Warrants issued with 2023 Convertible Notes
	September 30, 2024	December 31, 2023
Risk-free interest rate	3.58% – 4.93%	3.88% – 5.26%
Expected life, in years	0.08 – 4.72 years	0.51 – 9.51 years
Expected volatility	66.3% – 73.2%	61.2% – 62.8%
Dividend yield	0.00%	0.00%
Fair value of preferred stock	$4.03	$4.16
Fair value of common stock	$0.92	$0.74
The fair value of the pre-funded common stock warrants has been estimated based on a probability-weighted approach of scenarios, including the scenarios that the Merger will and will not be consummated.
As of September 30, 2024, no Company warrants have been exercised.
Note 9.   Leases
The Company’s lease obligations primarily consist of operating leases for its headquarters complex and domestic and international office facilities, with lease periods expiring between fiscal years 2026 and 2029, some of which include options to extend up to 12 months. The Company does not have any leases that include residual value guarantees.
Payments under the lease arrangements are primarily fixed, however, certain lease agreements contain variable payments, which are expensed as incurred and not included in the operating lease assets and liabilities. These amounts include variable payments for maintenance services, utilities, and other expenses.
The components of the net lease cost reflected in the Company’s unaudited condensed consolidated statements of operations were as follows for the three and nine months ended September 30, 2024 and 2023 (in thousands):
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Operating lease costs	$205	$232	$549	$786
Short-term lease costs	6	14	26	38
	$211	$246	$575	$824
As of September 30 2024, the Company’s operating leases had a weighted average remaining lease term of 3.4 years and a weighted average discount rate related to the Company’s right-of-use (“ROU”) assets and lease liabilities of 9.9%. As of December 31, 2023, the Company’s operating leases had a weighted average remaining lease term of 4.0 years and a weighted average discount rate related to the Company’s ROU assets and lease liabilities of 9.8%.

Supplemental information related to operating leases was as follows for the three and nine months ended September 30, 2024 and 2023 (in thousands):
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Cash paid for amounts included in the measurement of operating lease liabilities	$193	$233	$577	$822
As of September 30, 2024, future minimum lease payments under the Company’s non-cancelable operating leases are as follows (in thousands):
Operating lease obligations
2024 (remaining three months)	$209
2025	740
2026	545
2027	432
2028	366
Thereafter	14
Total	2,306
Less: imputed interest	(344)
Present value of net future minimum lease payments	1,962
Less: short-term operating lease liabilities	(655)
Long-term operating lease liabilities	$1,307
Note 10.   Redeemable Convertible Preferred Stock
The authorized, issued and outstanding shares of the redeemable convertible preferred stock and liquidation preferences as of September 30, 2024 and December 31, 2023 were as follows (dollars in thousands):
	Authorized Shares	Outstanding Shares	Net Carrying Value*	Liquidation Preference
			(In thousands)
Series Seed Shadow Preferred	5,032,238	2,020,309	$698	$698
Series A Shadow Preferred	15,174,130	4,573,935	3,183	3,183
Series B Shadow Preferred	18,392,046	12,234,661	8,442	8,442
Series C Shadow Preferred	13,722,052	10,211,548	48,661	48,661
Series D Shadow Preferred	4,707,494	3,990,707	41,673	41,673
Series D Exchange Shadow Preferred	4,707,494	239,405	2,500	2,500
Series D-1 Shadow Preferred	3,935,839	3,662,318	30,595	30,595
Series D-1 Exchange Shadow Preferred	3,935,839	—	—	—
Series D-2 Shadow Preferred	27,042,965	7,561,820	37,595	37,595
Total	96,650,097	44,494,703	$173,347	$173,347

*
net of issuance cost including cash, issuance of preferred stock warrants & dividend contribution

Under the terms of the December 12, 2022 Amended and Restated Certificate of Incorporation the Company introduced “Shadow Preferred” classes of stock. A Shadow Preferred class of stock was created for each series of preferred stock outstanding prior to the conversion. Those shareholders who participated in the Company’s December 2022 P2P Transaction obtained the benefit of the Pull-Through Exchange of their Converted Common into shares of the class(es) of Shadow Preferred Stock identical to those previously held (see Note 7). Investors who did not participate, retained ownership only in Converted Common stock.
In January and February 2023, the Company raised $9.4 million in additional P2P Notes, inclusive of $0.1 million in proceeds from the Common Rights Offering (see Notes 7 and 13). Those shareholders who participated in providing additional funding in 2023 obtained the benefit of the Pull-Through Exchange of their Converted Common into shares of the class(es) of Shadow Preferred Stock identical to those previously held (see Note 7). Investors who did not participate, retained ownership only in Converted Common stock. For the nine months ended September 30, 2023, the Pull-Through Exchange resulted in incremental value to the investors in the P2P Notes of $30.6 million, measured as the difference in the fair value of the Shadow Preferred Stock shares held after the Pull-Through Exchange to the fair value of the Converted Common held just prior to the Pull-Through Exchange, which has been accounted for as a Pay-to-Play financing charge in the accompanying condensed consolidated statements of operations.
Note 11.   Common stock and Stock-Based Compensation
Common stock:
At September 30, 2024 and December 31, 2023, there were 175,095,000 shares of common stock authorized, respectively, and 17,482,174 and 17,454,353 shares issued and outstanding, respectively.
Holders of common stock are entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the priority rights of holders of all series of Preferred Stock outstanding. Holders of common stock are entitled to one vote for each share of common stock held at all meetings of stockholders.
Common stock reserved for issuance as of September 30, 2024 and December 31, 2023, is as follows:
	September 30, 2024	December 31, 2023
Series Seed Shadow Preferred	2,020,309	2,020,309
Series A Shadow Preferred	4,573,935	4,573,935
Series B Shadow Preferred	12,234,661	12,234,661
Series C Shadow Preferred	10,211,548	10,211,548
Series D Shadow Preferred	3,990,707	3,990,707
Series D Exchange Shadow Preferred	239,405	239,405
Series D-1 Shadow Preferred	3,662,318	3,662,318
Series D-2 Shadow Preferred	7,561,820	7,561,820
Warrants outstanding for future issuance of Series D Shadow and Series D-2 Shadow preferred stock	756,172	1,094,667
Warrants outstanding for future issuance of common stock	—	2,063
Pay-to-Play warrants (estimated see Note 8)	764,330	721,086
Convertible Notes warrants – 2023	(a)	(a)
Pre-funded warrant (estimated see Note 8)	2,000,000	7,007,582
Pre-funded warrant April 2024 (estimated see Note 8)	4,500,000	—
Stock options and restricted stock units	21,130,207	21,354,809
Stock options available for future issuance	1,036,487	839,706
Total shares of common stock reserved	74,681,899	75,514,616

(a)
The number of warrants shares to be issued upon exercise of the 2023 Convertible Note Warrants is not determinable as of September 30, 2024 and December 31 ,2023 due to the variable settlement terms (see Note 8).

Stock-Based Compensation:
In November 2011, and as amended in December 2018 and August 2021, the Company adopted the 2011 Stock Plan (the “2011 Amended Plan”). Under the 2011 Amended Plan, incentive stock options (“ISOs”) may be granted to employees at exercise prices not lower than the fair value of the stock at the date of grant as determined by the Board, or the committee appointed by the Board to administer the 2011 Amended Plan. For ISOs granted to a person who, at the time of the grant, owns stock representing more than 10% of the total combined voting power of all classes of the Company’s stock, the per share exercise price must be no less than 110% of the fair value on the date of the grant as determined by the Board.
The Company recognizes compensation expense for service-based options on a straight-line basis over the requisite service period of all employees or non-employees, which is the award’s vesting term, generally over four years. The Company accounts for forfeitures when they occur.
The Company also grants RSUs, which vest upon the satisfaction of both the service-based condition and a liquidity event condition. The liquidity event condition for the RSUs is satisfied upon the occurrence of a qualifying event, defined specifically in the equity documents, and generally refer to the earlier of a specified period of time subsequent to an initial public offering or an acquisition, in all cases prior to the expiration date of the award. Additionally, for all terminated RSU grants, all RSUs which have satisfied a portion or all of the service-based condition of the termination date remain with the stockholder and do not return to the pool of shares available for issuance until the earlier of the satisfaction of the liquidity event (at which time those RSUs vest) or the expiration date of the award. The RSUs expire as defined by the individual RSU grant, generally the earlier of (i) the first anniversary or second anniversary of terminated service, for 2023 and prior grants, respectively, for any reason and (ii) expire date defined as the fifth anniversary of the date of grant. The fair value of RSUs is determined based on the Company’s estimated fair value of common stock at the date of grant, as determined by the Board of Directors.
As of September 30, 2024, there were service-based options outstanding to purchase a total of 16,330,351 shares of common stock under the Plan and 4,799,856 unvested RSUs. As of September 30, 2024, 1,036,487 shares of common stock were available for issuance for either option or RSU grants under the 2011 Amended Plan.
Options:
A summary of option activity for the nine months ended September 30, 2024 is as follows:
	Number of options outstanding	Weighted average exercise price	Weighted average remaining contractual life	Aggregate intrinsic value (in thousands)
Outstanding options at December 31, 2023	16,437,980	$1.12	9.3	$13,907
Granted	—	—
Exercised	(27,821)	2.87
Expired	(3,250)	0.70
Forfeited	(76,558)	11.17
Outstanding options at September 30, 2024	16,330,351	$1.07	8.6	$7,269
Vested/expected to vest at September 30, 2024	16,330,351	$1.07	8.6	$7,269
Exercisable options at September 30, 2024	6,772,090	$1.94	8.1	$2,684
As of September 30, 2024 there were approximately $2.4 million of total unrecognized compensation cost related to unvested options granted, which is expected to be recognized over the weighted-average period of 1.9 years.

The Company recorded stock-based compensation expense for stock options during the three and nine months ended September 30, 2024 and 2023, as follows (in thousands):
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Research and development	$189	$64	$539	$194
Selling, general and administrative	171	222	503	256
Total	$360	$286	$1,042	$450
The Company uses the Black-Scholes option-pricing model to determine the grant-date fair value of stock options. The determination of the fair value of stock options on the grant date is affected by the estimated underlying common stock price, as well as assumptions regarding a number of complex and subjective variables. These variables include expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rates, and expected dividends. There were no stock options granted during the nine months ended September 30, 2024.
Restricted-Stock Units:
A summary of the Company’s RSU activity issued under the 2011 Amended Plan, inclusive of the six million RSUs issued to an investor (see Notes 7 and 13), for the nine months ended September 30, 2024 is as follows:
	Awards	Weighted-average grant date fair value (per share)
Nonvested as of December 31, 2023	4,916,829	$1.18
Issued	—	—
Forfeited	(116,973)	$0.84
Nonvested as of September 30, 2024	4,799,856	$1.18
The RSUs have both a service-based condition and a liquidity event condition. The liquidity event condition is only satisfied on the consummation of the liquidity event, such as an IPO, which is currently not determinable or probable. As the satisfaction of the liquidity event condition for all RSUs is neither determinable nor probable as of September 30, 2024, no stock-based compensation expense was recognized for the periods presented. The probability will be evaluated each reporting period. As of September 30, 2024, there was $4.4 million of total unrecognized compensation expense related to outstanding RSU equity awards. Since the RSUs only vest on the consummation of a liquidity event which is currently not determinable or probable, the Company is unable to determine the weighted-average period over which the unrecognized cost will be recognized.
Note 12.   Commitments and Contingencies
Purchase Commitments
As of September 30, 2024, the Company had outstanding purchase orders and contractual obligations totaling $0.3 million to procure inventory. The majority of the Company’s outstanding inventory purchase orders and preauthorized commitments to procure strategic components based on the Company’s expected demand are placed with the Company’s primary third party contract manufacturer and a semiconductor supplier. The Company has an obligation to purchase inventories that have been purchased by the contract manufacturer when components have not been consumed within a period defined in the terms of the Company’s agreement. During the three and nine months ended September 30, 2024 and 2023, the Company purchased inventories due to this obligation as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Inventory purchases related to purchase obligation	$346	$—	$4,088	$2,027
While the Company expects such purchased components to be used in future production of Company finished goods, these components are considered in the Company’s reserve estimate for excess and obsolete inventory. Furthermore, the Company accrues for losses on commitments for the future purchase on non-cancelable and non-returnable components from this contract manufacturer at the time that circumstances, such as changes in expected demand, indicate that the value of the components many not be recoverable, the loss is probable and management has the ability to reasonably estimate the amount of the loss. As of September 30, 2024 and December 31, 2023, the liability balance of the Company’s accrued losses on accrued purchase commitments equaled $1.4 million and $3.6 million, respectively, on the condensed consolidated balance sheets.
Legal Proceedings
From time to time, the Company may become involved in claims or other legal matters arising in the ordinary course of business. The Company records accruals for outstanding legal proceedings when it is probable a liability will be incurred, and the amount of loss can be reasonably estimated. The Company does not believe that there are any pending legal proceedings or other loss contingencies that will, either individually or in the aggregate, have a material adverse effect on the Company’s unaudited condensed consolidated financial statements.
Merger Agreement
The December 22, 2023 Merger Agreement as amended (see Note 1), provided that as soon as reasonably practicable following the date of the Merger Agreement, Burkhan and/or its affiliates and/or nominees shall purchase from the Company: (i) convertible promissory notes under the Company’s 2023 NPA (see Note 7) and (ii) the Burkhan Pre-funded Warrant (see Note 8) for aggregate gross proceeds to the Company of $25.0 million.
In addition, 16,300,000 shares of New Blaize common stock may be issued as earnout shares for a period from the closing of the business combination until the five-year anniversary thereof, in accordance with the schedule set forth in the Merger Agreement. The earnout shares are to be issued to Burkhan and eligible shareholders of the Company contingent, in each case, on the closing stock price of the New Blaize common stock exceeding specific thresholds.
On April 22, 2024, the Company, BurTech LP LLC, and BurTech entered into a Backstop Subscription Agreement. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses is less than $30,000,000, BurTech LP LLC shall purchase, prior to or substantially concurrently with the closing of the Merger, a number of shares of Class A common stock of BurTech equal to the difference between $30,000,000 minus the Trust Amount divided by $10.00 per share. The April Amendment also amended various definitions and covenants to reflect the funding commitment of the BurTech’s Sponsor pursuant to the Backstop Subscription Agreement.
On April 22, 2024, BurTech LP LLC and BurTech entered into a letter agreement. Under this agreement, conditioned upon the occurrence of the closing of the Merger, BurTech LP LLC agreed to forfeit 2,000,000 BurTech Shares to be effective immediately prior to the closing.
The Lock-Up Agreement attached to the Merger Agreement was also amended on April 22, 2024 to include certain consent requirements to the transfer of the Burkhan Prefunded Warrant Stock and grant the Company Board of Directors the discretion to determine whether certain persons will be subject to the lock-up requirements.
On October 24, 2024, BurTech, Merger Sub, the Company and Burkhan entered into an Amendment No. 2 to Agreement and Plan of Merger (the “Second Amendment to Merger Agreement”). See Note 16.

Other
On September 19, 2024, the Company entered into an engagement letter with KeyBanc Capital Markets Inc. (“KBCM”) to serve as its (i) exclusive strategic advisor in connection with the Business Combination, (ii) sole and exclusive placement agent for private placement services and (iii) sole and exclusive financial advisor in connection with any potential sale transactions. Pursuant to the engagement, the Company agreed to pay KBCM (i) a strategic advisory fee of $1,000,000 upon the Closing of the Business Combination and (ii) a placement fee based on a percentage of the gross proceeds from any private placements or, in the event no private placement is completed but KBCM has used reasonable best efforts to secure such a private placement, a fee of $500,000 promptly (but not later than two business days) following the closing of the Business Combination. Additionally, a sale transaction fee will be paid, calculated as the greater of $3,000,000 or 1% of the transaction value.
Note 13.   Related Party Transactions and Balances
During the three months ended September 30, 2024, the Company recognized revenues of approximately $0.8 million, or approximately 97% of its total revenue, from sales to one minority stockholder. During the nine months ended September 30, 2024, the Company recognized revenues of approximately $1.5 million, or approximately 98% of its total revenue, from sales to two minority stockholders representing 77% and 21%, respectively. During the three and nine months ended September 30, 2023, the Company recognized revenues of approximately $0.6 million and $3.4 million, respectively, or 97% and nearly 100% of its total revenues, from sales to one minority stockholder. As of September 30, 2024 and December 31, 2023, there was zero and $0.5 million of accounts receivables from one of these customers, respectively, all of which was unbilled.
In November 2023, the Company executed a $4.0 million demand note (see Note 7) with a related party investor holding more than a 10% ownership in the outstanding stock of the Company. In April 2024, the Company repaid the total outstanding principal and interest. This related party investor also has a representative serving on the Company’s Board of Directors. The same investor invested in a 2023 Convertible Note (see Note 7) in the amount of $5.0 million or 41% of the total 2023 Convertible Note proceeds raised in 2023. In accordance with the terms of the 2023 Convertible Note NPA, the investor also received 2023 Convertible Note Warrants (see Note 8) for no additional consideration resulting in the allocation of proceeds between the 2023 Convertible Note and the 2023 Convertible Note Warrants. The 2023 Convertible Note and 2023 Convertible Note Warrants held by this investor are subject to the adjustments in fair value. As of September 30, 2024, the related party 2023 Convertible Note and 2023 Convertible Note Warrants approximate $7.9 million and $0.5 million, respectively. As of December 31, 2023, the related party 2023 Convertible Note and 2023 Convertible Note Warrants approximate $7.3 million and $0.9 million, respectively. During the three and nine months ended September 30, 2024, the change in fair value for the 2023 Convertible Note and 2023 Convertible Note Warrants equaled $0.3 million and $0.6 million, respectively, and ($37,000) and ($0.4) million, respectively (see Note 4).
In January 2023, one of the minority investors with which the Company had a revenue arrangement, representing zero percent of revenue for the three months ended September 30, 2024 and 2023, and 21% and zero percent of revenue for the nine months ended September 30, 2024 and 2023, respectively, also invested in a P2P Note (see Note 7) in the amount of $3.3 million or 35% of the total P2P proceeds raised in 2023. In accordance with the terms of the 2022 P2P NPA, the minority investor also received P2P Warrants (see Note 8) for no additional consideration resulting in the allocation of proceeds between the P2P Note and the P2P Warrants. The P2P Note and P2P Warrants held by the minority investor are subject to the adjustments in fair value. As of September 30, 2024, the related party P2P Note and P2P Warrants approximate $4.2 million and $0.2 million, respectively. As of December 31, 2023, the related party P2P Note and P2P Warrants approximate $3.9 million and $0.3 million, respectively. During the three and nine months ended September 30, 2024, the change in fair value for the P2P Note and P2P Warrants equaled ($17,000) and $0.4 million, and ($1,000) and ($13,000), respectively (see Note 4).
In December 2022, one of the minority stockholders with which the Company had a revenue arrangement, representing 97% of total revenues for the three months ended September 30, 2024 and 2023, and 77% and nearly 100% of total revenues for the nine months ended September 30, 2024 and 2023, and zero percent and 98% of accounts receivable as of September 30, 2024 and December 31, 2023, respectively, also invested in a P2P Note (see Note 7) in the amount of $0.4 million or 13% of the total P2P proceeds raised in 2022. In accordance with the terms of the 2022 P2P NPA, the minority investor also received P2P Warrants equal (see Note 8) for no additional consideration resulting in the allocation of proceeds between the P2P Note and the P2P Warrants. The P2P Note and P2P Warrants held by the minority investor are subject to the adjustments in fair value. As of September 30, 2024, the fair value of the related party P2P Note and P2P Warrants approximate $0.5 million and $28,000, respectively. As of December 31, 2023, the related party P2P Note and P2P Warrants approximate $0.4 million and $29,000, respectively. During the three and nine months ended September 30, 2024, the change in fair value for the P2P Note equaled ($2,000) and $41,000, respectively (see Note 4). During the three and nine months ended September 30, 2024, the change in fair value for the P2P Note Warrants was immaterial (see Note 4).
Note 14.   Net Loss Per Share Attributable to Common Shareholders
The following table sets forth the computation of basic and dilutive net loss per share attributable to common stockholders for the three and nine months ended September 30, 2024 and 2023:
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Numerator:
Net loss	$(25,607)	$(11,994)	$(54,503)	$(62,864)
Denominator:
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	17,478,371	3,551,881	17,466,606	3,551,881
Net loss per share attributable to common stockholders, basic and diluted	$(1.47)	$(3.38)	$(3.12)	$(17.70)
The following potentially dilutive securities were excluded from the calculation of diluted net loss per share attributable to common shareholders for the periods presented because the impact of including them would have been anti-dilutive for the three and nine months ended September 30, 2024 and 2023:
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Redeemable convertible preferred stock	44,494,703	44,494,703	44,494,703	44,494,703
Stock options	16,330,351	16,444,551	16,330,351	16,444,551
Restricted stock units	4,799,856	10,945,814	4,799,856	10,945,814
Series D and D-2 preferred stock warrants	756,172	1,094,667	756,172	1,094,667
Pay-to-Play warrants (estimated See Note 8)	764,330	801,463	764,330	801,463
Convertible Notes warrants – 2023	(a)	(a)	(a)	(a)
Common stock warrants	—	2,063	—	2,063
Pre-funded warrant (estimated See Note 8)	2,000,000	—	2,000,000	—
Pre-funded warrant April 2024 (estimated See Note 8)	4,500,000	—	4,500,000	—
Total potentially dilutive shares	73,645,412	73,783,261	73,645,412	73,783,261

(a)
The number of warrants shares to be issued upon exercise of the 2023 Convertible Note Warrants is not determinable as of September 30, 2024 due to the variable settlement terms (see Note 8).

Note 15.   Employee Benefit Plan
A 401(k) plan is provided that covers substantially all employees meeting certain age and service requirements. The Company makes discretionary contributions to the 401(k) plan. The Company recorded

$0.2 million and $0.6 million, respectively and $0.1 million and $0.4 million, respectively in matching contributions for the three and nine months ended September 30, 2024 and 2023.
Long-term employee benefits:
The Company provides its employees in India an opportunity to participate in a long term defined benefits plan, the liability the Company bears for providing this benefit is determined through an actuarial valuation at each reporting date. The benefit plan provides for lump sum payments to vested employees on retirement, death while in service or on termination of employment for an amount equivalent to 15 days of basic salary for each completed year of service. Vesting occurs upon completion of five years of service. The present value of such obligation is determined by the projected unit credit method and adjusted for past service cost and fair value of plan assets as at the balance sheet date through which the obligations are to be settled. The actuarial gain or loss on change in present value of the defined benefit obligation or change in return of the plan assets is recognized as an income or expense in the condensed consolidated statement of operations. The expected return on plan assets is based on the assumed rate of return of such assets. As of September 30, 2024 and December 31, 2023, the related liability is included within accrued compensation on the condensed consolidated balance sheets.
Note 16.   Subsequent Events
The Company has evaluated subsequent events through November 11, 2024, the date on which these condensed consolidated financial statements were available to be issued and has determined that the following subsequent events are reportable other than those disclosed elsewhere in the condensed consolidated financial statements.
On October 24, 2024, BurTech, Merger Sub, the Company and Burkhan entered into the Second Amendment to Merger Agreement. The Second Amendment to Merger Agreement amended the original merger agreement to revise the New Blaize Board designees to nine members, including four individuals to be designated by the Company and five independent directors, designated by the Company after consultation, in good faith, with BurTech regarding the determination of the independent directors, with the chairman designated until a new chairperson is appointed by the New Blaize Board.
On October 24, 2024, the Company’s Board of Directors approved the issuance of a total of 900,000 common stock options to a director and an executive officer. Additionally, contingent on shareholder approval for an increase in the number of shares issuable under the 2011 Amended Plan, the Board approved the issuance of 21,329,457 contingently exercisable common stock options and the cancellation of 135,400 restricted stock units. Finally, contingent upon the close of the proposed merger on or before December 31, 2024 and continued employment or services to the Company on the applicable grant date, the Board approved the issuance of 6,936,285 restricted stock units under the New Blaize equity plan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholders’ and Board of Directors of
BurTech Acquisition Corp. and Subsidiary
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of BurTech Acquisition Corp. and Subsidiary (the “Company”) as of December 31, 2023 and 2022, the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph — Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company is a Special Purpose Acquisition Corporation that was formed for the purpose of completing a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities on or before December 15, 2024. The Company entered into a definitive business combination agreement with a business combination target on December 22, 2023; however, the completion of this transaction is subject to the approval of the Company’s stockholders among other conditions. There is no assurance that the Company will obtain the necessary approvals, satisfy the required closing conditions, raise the additional capital it needs to fund its operations, and complete the transaction prior to December 15, 2024, if at all. The Company also has no approved plan in place to extend the business combination deadline and fund operations for any period of time after December 15, 2024, in the event that it is unable to complete a business combination by that date. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are also described in Note 1. The financial statements do not include any adjustments that may be necessary should the Company be unable to continue as a going concern.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum LLP
Marcum LLP
We have served as the Company’s auditor since 2021.
New York, NY
May 7, 2024

BURTECH ACQUISITION CORP. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
	December 31, 2023	December 31, 2022
Assets:
Current assets:
Cash	$—	$22,232
Restricted Cash	843,313	—
Due from sponsor	318,888	—
Trust Account – Restricted for Redeeming Shareholders	24,539,002	—
Other Assets	—	186,532
Total current assets	25,701,203	208,764
Investments held in Trust Account	46,893,175	295,802,694
Total Assets	$72,594,378	$296,011,458
Liabilities and Stockholders’ Deficit
Current liabilities:
Accrued expenses	$2,123,846	$304,952
Franchise tax payable	35,800	200,000
Due to Trust Account	318,888	—
Redeemed stock payable to public stockholders	24,539,002	—
Convertible promissory note – related party	810,345	—
Income tax payable	1,027,644	791,758
Excise Tax Payable	2,523,150	—
Total current liabilities	31,378,675	1,296,710
Deferred underwriting commissions	10,062,500	10,062,500
Total Liabilities	41,441,175	11,359,210
Commitments and Contingencies (Note 6)
Class A common stock subject to possible redemption, 4,345,663 and 28,750,000 shares at redemption value of approximately $10.81 and $10.25 as of December 31, 2023 and 2022, respectively	46,991,932	294,796,918
Stockholders’ Deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 280,000,000 shares authorized; 10,817,000 and 1,329,500 shares issued and outstanding (excluding 2,285,040 shares to be redeemed as of December 31, 2023 and excluding 4,345,663 and 28,750,000 shares subject to possible redemption) as of December 31, 2023 and 2022, respectively	1,082	133
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 0 and 9,487,500 shares issued and outstanding as of December 31, 2023 and 2022, respectively	—	949
Additional paid-in capital	—	—
Accumulated deficit	(15,839,811)	(10,145,752)
Total Stockholders’ Deficit	(15,838,729)	(10,144,670)
Total Liabilities and Stockholders’ Deficit	$72,594,378	$296,011,458
The accompanying notes are an integral part of these consolidated financial statements.

BURTECH ACQUISITION CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Formation and operating costs	$3,040,539	$1,320,997
Franchise Tax	344,271	202,932
Loss from operations	(3,384,810)	(1,523,929)
Other income
Interest income earned on Trust	5,751,596	3,989,294
Total other income, net	5,751,596	3,989,294
Income before provision for income taxes	2,366,786	2,465,365
Provision for income taxes	(1,027,644)	(791,758)
Net income	$1,339,142	$1,673,607
Weighted average shares outstanding of Class A common stock subject to redemption, basic and diluted	10,578,271	28,750,000
Basic and diluted net income per common stock, Class A subject to redemption	$0.06	$0.04
Weighted average shares outstanding of non-redeemable Class A common stock, basic and diluted	1,803,670	1,329,500
Basic and diluted net income per common stock, non-redeemable Class A	$0.06	$0.04
Weighted average shares outstanding of Class B common stock, basic and diluted	9,071,610	9,487,500
Basic and diluted net income per Class B common stock	$0.06	$0.04
The accompanying notes are an integral part of these consolidated financial statements.

BURTECH ACQUISITION CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2023 AND 2022
	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount
Balance as of December 31, 2021	1,329,500	$133	9,487,500	$949	$—	$(8,834,941)	$(8,833,859)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(2,984,418)	(2,984,418)
Net income	—	—	—	—	—	1,673,607	1,673,607
Balance as of December 31, 2022	1,329,500	$133	9,487,500	$949	$—	$(10,145,752)	$(10,144,670)
Conversion of Class B to Class A Shares	9,487,500	949	(9,487,500)	(949)	—	—	—
Stockholder Non-Redemption Agreement	—	—	—	—	—	8,758,683	8,758,683
Stockholder Non-Redemption Agreement	—	—	—	—	—	(8,758,683)	(8,758,683)
Excise tax liability arising from redemption of Class A shares	—	—	—	—	—	(2,523,150)	(2,523,150)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(4,510,051)	(4,510,051)
Net income	—	—	—	—	—	1,339,142	1,339,142
Balance as of December 31, 2023	10,817,000	$1,082	—	$—	$—	$(15,839,811)	$(15,838,729)
The accompanying notes are an integral part of these consolidated financial statements.

BURTECH ACQUISITION CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Cash flows from operating activities:
Net income	$1,339,142	$1,673,607
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on cash and marketable securities held in Trust Account	(5,751,596)	(3,989,294)
Changes in current assets and liabilities:
Other Assets	186,532	201,664
Accrued expenses	1,618,895	(232,122)
Franchise tax payable	35,800	188,914
Income Tax Payable	235,886	791,758
Due to related party	—	(7,097)
Net cash used in operating activities	(2,335,341)	(1,372,570)
Cash Flows from Investing Activities:
Investments held in Trust	(130,370)	—
Cash withdrawn from Trust Account used to pay franchise and income taxes	1,314,246	—
Restricted Cash	843,313	—
Due from Sponsor	318,888
Cash withdrawn from Trust Account in connection with redemptions	227,776,035	—
Net cash provided by investing activities	230,122,112	—
Cash flows from financing activities:
Proceeds from convertible promissory note – Related Party	810,345	—
Payment of note payable-related party	—	(144,746)
Redemptions of Common Stock	(227,776,035)	—
Net cash used in financing activities	(226,965,690)	(144,746)
Net change in cash and restricted cash	821,081	(1,517,316)
Cash and restricted cash, beginning of the year	22,232	1,539,548
Cash and restricted cash, end of the year	$843,313	$22,232
Supplemental disclosure of cash flow information:
Cash paid for income taxes	$791,758	$—
Supplemental disclosure of non-cash investing and financing activities:
Excise tax liability arising from redemption of Class A shares	$2,523,150	$—
Accretion of Class A common stock subject to possible redemption	$4,510,051	$2,984,418
Reconciliation of Cash and Restricted Cash:
Cash – Beginning of Year	$22,232	$1,539,548
Restricted Cash – Beginning of Year	$—	$—
Cash and Restricted Cash – Beginning of Year	$22,232	$1,539,548
Cash – End of Year	$—	$22,232
Restricted Cash – End of Year	$843,313	$—
Cash and Restricted Cash – End of Year	$843,313	$22,232
The accompanying notes are an integral part of these consolidated financial statements.

NOTE 1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
BurTech Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on March 2, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
The Company has one wholly owned inactive subsidiary, Burtech Merger Sub Inc. (the “Merger Sub”), a Delaware corporation, formed on December 6, 2023.
As of December 31, 2023, the Company had not commenced any operations. All activity for the period from March 2, 2021 (inception) through December 31, 2023 relates to the Company’s formation and the Initial Public Offering (the “IPO”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.
The Company’s sponsor is BurTech LP LLC, (the “Sponsor”).
The registration statement for the Company’s IPO was declared effective on December 10, 2021 (the “Effective Date”). On December 15, 2021, the Company completed the IPO of 28,750,000 units, including 3,750,000 units from the full exercise of the overallotment option by the underwriters, at $10.00 per unit (the “Units”), which is discussed in Note 3 (the “Initial Public Offering”). Each Unit consists of one Class A common stock and one redeemable warrant (the “Public Warrants”). Each whole warrant entitles the holder to purchase one Class A common stock at a price of $11.50 per share.
Simultaneously with the consummation of the IPO, the Company consummated the private placement of 898,250 units (the “Private Placement Units”) to the Sponsor, including 93,750 units from the full exercise of the overallotment option by the underwriters, at a price of $10.00 per units, generate an aggregate of $8,982,500 proceeds.
Transaction costs amounted to $16,919,619 consisting of $2,875,000 of underwriting commissions, $10,062,500 of deferred underwriting commissions, $3,456,652 fair value of class A shares issued to the underwriters and $525,467 of other offering costs. In addition, $1,539,541 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination (less deferred underwriting commissions).
Nasdaq rules require that a company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of the Company’s signing a definitive agreement in connection with the initial Business Combination. The board of directors will make the determination as to the fair market value of the initial Business Combination. If the board of directors is not able to independently determine the fair market value of the initial Business Combination, the Company will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While the Company considers it unlikely that the board of directors will not be able to make an independent determination of the fair market value of the initial Business Combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of a target’s assets or prospects. Additionally, pursuant to Nasdaq rules, any initial Business Combination must be approved by a majority of the Company’s independent directors.
Following the closing of the IPO on December 15, 2021, $291,812,500 ($10.15 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Units was deposited into a trust account (the “Trust Account”) and will be invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest that may be used for the Company’s dissolution expenses, the proceeds from the IPO and the sale of the placement units held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the initial Business Combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or certain amendments to the Company’s charter prior thereto or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within 15 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity, and (c) the redemption of the public shares if the Company is unable to complete the initial Business Combination within 15 months from the closing of the IPO, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.
The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) without a stockholder vote by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in the Company’s discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require the Company to seek stockholder approval under applicable law or stock exchange listing requirement.
The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is initially anticipated to be $10.15 per public share, however, there is no guarantee that investors will receive $10.15 per share upon redemption.
The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to the amended and restated certificate of incorporation which was adopted by the Company upon the consummation of the Initial Public Offering, and was amended by certificates of amendment on March 10, 2023 and December 11, 2023 (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.
The shares of common stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”
The Company initially had only 15 months from the closing of the IPO (the “Combination Period”) to complete the initial Business Combination. The Company has extended the Combination Period in which the Company may complete the Initial Business Combination on March 10, 2023 (see below). If the Company is unable to complete the initial Business Combination within the Combination Period (and the stockholders have not approved an amendment to the Company’s charter extending this time period), the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if the Company fails to complete the initial Business Combination within the Combination Period.
On February 24, 2023, the Company issued a press release stating that it has entered into a non-binding letter of intent for a potential business combination with CleanBay Renewables Inc., a late-stage enviro-tech company focused on the production of sustainable renewable natural gas, green hydrogen and natural controlled-release fertilizer.
In March 2023, the Company and Sponsor entered into non-redemption agreements (“Non-Redemption Agreements”) with various unaffiliated third parties in exchange for such third parties agreeing not to redeem up to an aggregate of 4,597,648 shares of the Company’s Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of the stockholders called by the Company held on March 10, 2023 (the “Special Meeting”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third parties up to an aggregate of 1,274,412 shares of the Company’s Class A common stock held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. During the Special Meeting the Shareholders approved an extension of time for the Company to consummate an initial business combination from March 15, 2023 to December 15, 2023 (the “Extension”), and to amend the Trust Management Agreement with Continental Stock & Transfer Company, dated as of December 10, 2021.
On March 10, 2023, the Company’s stockholders redeemed 22,119,297 shares. As a result, approximately $227.8 million (approximately $10.30 per share) was removed from the Company’s trust account to pay such holders. Following redemptions, the Company had 6,630,703 shares of Class A common stock outstanding, and approximately $68.0 million remained in the Company’s trust account.
On June 30, 2023, the Company’s non-binding letter of intent for a potential business combination with CleanBay Renewables Inc. expired. Following thorough initial negotiations, the Company has chosen not to pursue the business combination.
On October 11, 2023, the Company received a notification letter (the “Notice”) from the Listing Qualifications Department of NASDAQ indicating that it was not in compliance with Nasdaq Listing Rule 5450(a)(2) (the “Listing Rule”) for failing to maintain a minimum of 400 Total Holders for continued listing, which is required by the Nasdaq Global Market. The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market. The Notice states that the Company has 45 calendar days from the date of the Notice, or until November 27, 2023, to submit a plan to regain compliance with the Listing Rule, and if accepted, Nasdaq may grant the Company up to 180 calendar days from the date of the Notice, or until April 8, 2024, to regain compliance. BurTech submitted a plan to Nasdaq to regain compliance with the Listing Rule on November 27, 2023. On April 16, 2024, the Company reported 522 total holders of stock, meeting the minimum 400 total holders requirement for The Nasdaq Global Market as per Listing Rule 5450(a)(2). The Company has received confirmation of compliance from Staff on April 26, 2024, closing the matter.
On December 11, 2023 (the “Second Special Meeting”), the Company entered into an amendment to the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company (the “Second Trust Amendment”). Pursuant to the Second Trust Amendment,

the Company has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period (each an “Extension”), until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 (the “Extension Payment”) for each one-month Extension. The Company’s stockholders redeemed 2,285,040 shares during the Second Special Meeting. As a result, approximately $24.5 million (approximately $10.74 per share) was removed from the Company’s trust account to pay such shareholders. This amount was removed from the Trust Account on January 5, 2024 to pay such shareholders. On January 16, 2024, February 9, 2024, March 12, 2024 and April 10, 2024, the Sponsor deposited $130,370 on each date into the Trust account to extend the life of the Company from January 15, 2024 to May 15, 2024.
In addition, the Company has agreed that funds held in the Company’s trust account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with the Extension, an initial business combination or the liquidation of the Company. The Sponsor of the Company will pay the excise tax when it becomes due.
The Sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to any founder shares, placement shares and public shares held by them in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to any founder shares, placement shares and public shares held by them in connection with a stockholder vote to approve an amendment to the Company’s second amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or certain amendments to the Company’s charter prior thereto or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to any founder shares and placement shares held by them if the Company fails to complete the initial Business Combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the prescribed time frame; and (iv) vote any founder shares held by them and any public shares purchased during or after the IPO (including in open market and privately-negotiated transactions) in favor of the initial Business Combination.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure you that the Sponsor would be able to satisfy those obligations.
Liquidity and Going Concern
As of December 31, 2023, the Company had $843,313 in its restricted cash account and $71,432,177 in investments held in trust. Restricted cash is held exclusively for payment of current tax liabilities. The investments held in trust are to be used for Business Combination or to repurchase or redeem its Public shares, which includes $24,539,002 restricted to pay its current redemption liability. As of December 31, 2023, $5,751,596 of the amount on deposit in the Trust Account represents interest income.

Our liquidity needs up to December 31, 2023 had been satisfied through a payment from our sponsor of $25,000 for the Founder Shares to cover certain offering costs, the loan under an unsecured promissory note from the Sponsor of $810,345 and the net proceeds from the consummation of the Initial Public Offering held outside of the trust account. As of December 31, 2023, the Company had $810,345 outstanding under a Convertible Promissory Note. As of December 31, 2023, no working capital loans were outstanding.
Until the consummation of a Business Combination, the Company will use the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination. The Company expects it will need to raise additional capital through loans or additional investments from its Sponsor, stockholders, officers, directors, or third parties. The Company’s officers, directors and the Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.
The Company is less than 7 months from its mandatory liquidation as of the time of filing this Annual Report on Form 10-K. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Codification Subtopic 205-40, “Presentation of Financial Statements — Going Concern,” Management has determined that the liquidity condition due to insufficient working capital, described above, and mandatory liquidation raises substantial doubt about the Company’s ability to continue as a going concern for at least one year from the date the consolidated financial statements are issued.
These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.
The Company’s results of operations and ability to complete an initial business combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond the Company’s control. The Company’s business could be impacted by, among other things, downturns in the financial markets or in economic conditions, increases in oil prices, inflation, increases in interest rates, supply chain disruptions, declines in consumer confidence and spending, the ongoing effects of the COVID-19 pandemic, including reassurance and the emergence of new variants, and geopolitical instability, such as the military conflict in the Ukraine. The Company cannot at this time fully predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact our business and the Company’s ability to complete an initial business combination.
Restricted cash, due from sponsor and trust payable
In accordance with the Trust agreement, the Company is permitted to withdraw funds from the trust account to pay its tax obligations, including income and franchise taxes. During the year ended December 31, 2023, the Company withdrew $1,162,201 from the trust account for the purposes of settling its current tax liabilities. However, the Company identified that $318,888 was erroneously withdrawn from the trust account and used for operating expenses during the year, which is not a permitted use of the trust funds per the trust agreement. As a result, the Company recorded a receivable due from the sponsor and related payable to the trust for this amount. The receivable reflects the amount due to be reimbursed to the trust account from the sponsor for the funds used for operating expenses. The sponsor has committed to reimburse the Company for this amount, ensuring that the trust account will be made whole. As of December 31, 2023, the balance of this withdrawal is included in restricted cash in the amount of $843,313 on the accompanying balance sheet, which represents the amounts withheld from the trust account available exclusively for payment of current tax liabilities.
NOTE 2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these consolidated financial statements is the determination of fair value of the warrant liabilities. Such estimates may be subject to change as more current information becomes available and accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2023 and 2022, the Company had $0 and $22,232 in cash, respectively, and no cash equivalents. At December 31, 2023 and 2022, the Company also had $843,313 and $0 of restricted cash, respectively, related to funds withdrawn from the Trust Account reserved to the payment of taxes.
Investments Held in Trust Account
At December 31, 2023 and 2022, the Company had $71,432,177 (as of December 31, 2023, $24,539,002 of this amount was restricted for redeeming shareholders, which were redeemed in December 2023 and subsequently distributed in January 2024.) and $295,802,694, respectively, in investments held in the Trust Account, which primarily consist of investments in mutual funds that invest in U.S. government securities, cash, or a combination thereof. The Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in gain on Investments Held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in the Trust Account are determined using available market information.
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of December 31, 2023 and 2022, 4,345,663 and 28,750,000 Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s balance sheets, respectively.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid in capital and accumulated deficit.
Offering Costs associated with the Initial Public Offering
The Company complies with the requirements of ASC 340-10-S99-1, SEC Staff Accounting bulletin Topic 5A — “Expenses of Offering”, and SEC Staff Accounting bulletin Topic 5T — “Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the IPO. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction of equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $16,919,619 as a result of the IPO (consisting of $2,875,000 of underwriting fees, $10,062,500 of deferred underwriting fees, $3,456,652 fair value of the Class A common stock issued to the underwriters and $525,467 of other offering costs).
Income Taxes
The Company accounts for income taxes under ASC 740, “Income Taxes.” ASC 740, Income Taxes, requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the consolidated financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. As of December 31, 2023 and 2022, the Company’s deferred tax asset had a full valuation allowance recorded against it.
ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s consolidated financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2023 and 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company has identified the United States as its only “major” tax jurisdiction. The Company is subject to income taxation by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Net Income Per Common Stock
The Company has two classes of shares, which are referred to as Class A common stock and Class B common stock. Earnings and losses are shared pro rata between the two classes of shares. The 29,648,250 potential common stocks for outstanding warrants to purchase the Company’s shares were excluded from diluted earnings per share for the year ended December 31, 2023 and 2022 because the warrants are contingently exercisable, and the contingencies have not yet been met and its inclusion would be anti- dilutive. As a result, diluted net income per common stock is the same as basic net income per common stock for the periods. The table below presents a reconciliation of the numerator and denominator used to compute basic and diluted net income per share for each class of common stock:
	For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
	Class A		Class B	Class A		Class B
	Redeemable common stock	Non-redeemable common stock	Non-redeemable common stock	Redeemable Common stock	Non-redeemable common stock	Non-redeemable common stock
Basic and diluted net income per share:
Numerator:
Allocation of net income	$660,301	$112,586	$566,255	$1,216,069	$56,235	$401,303
Denominator:
Weighted-average shares outstanding including common stock subject to redemption	10,578,271	1,803,670	9,071,610	28,750,000	1,329,500	9,487,500
Basic and diluted net income per share	$0.06	$0.06	$0.06	$0.04	$0.04	$0.04
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Deposit Insurance Corporation coverage of $250,000. At December 31, 2023 and 2022, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to its short-term nature.
The Company applies ASC 820, which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.
•
Level 1 — Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

•
Level 2 — Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

•
Level 3 — Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

Warrant Classification
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. The Company’s has analyzed the warrants issued in the Initial Public Offering (“Public Warrants”) and warrants included in the Private Placement Units (the “Private Warrants”) and determined they are considered to be freestanding instruments and do not exhibit any of the characteristics in ASC 480 and therefore are not classified as liabilities under ASC 480. The warrants meet all of the requirements for equity classification under ASC 815 and therefore are classified in equity.
Recent Accounting Standards
In August 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. As a smaller reporting company, ASU 2020-06 is effective January 1, 2024 for fiscal years beginning after December 15, 2023 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows. The Company has not adopted this guidance as of December 31, 2023.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires disclosure of incremental income tax information within the rate reconciliation and expanded disclosures of income taxes paid, among other disclosure requirements. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company’s management does not believe the adoption of ASU 2023-09 will have a material impact on its financial statements and disclosures.
In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13 — Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This update requires financial assets measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectibility of the reported amount. Since June 2016, the FASB issued clarifying updates to the new standard including changing the effective date for smaller reporting companies. The guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years, with early adoption permitted. The Company adopted ASU 2016-13 on January 1, 2023. The adoption of ASU 2016-13 did not have a material impact on its consolidated financial statements.
The Company’s management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statement.
NOTE 3.   INITIAL PUBLIC OFFERING
Public Units
On December 15, 2021, the Company consummated its IPO of 28,750,000 Units, including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of the over-allotment, at a purchase price of $10.00 per Unit. Each Unit that the Company is offering has a price of $10.00 and consists of one share of Class A common stock and one redeemable warrant. Each whole warrant will entitle the holder to purchase one Class A common stock at a price of $11.50 per share, subject to adjustment.
All of the 28,750,000 shares of common stock sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s certificate of incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. Given that common stock was issued with other freestanding instruments (i.e., public warrants), the initial carrying value of common stock classified as temporary equity is the allocated proceeds based on the guidance in ASC 470-20.
The common stock is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Immediately upon the closing of the IPO, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable common stock resulted in charges against additional paid-in capital and accumulated deficit.
As of December 31, 2023 and 2022, the common stock subject to redemption reflected on the balance sheet are reconciled in the following table:
Class A common stock subject to possible redemption, January 1, 2022	291,812,500
Plus:
Accretion of carrying value to redemption value	2,984,418
Class A common stock subject to possible redemption, December 31, 2022	294,796,918
Less:
Redemptions	(252,315,037)
Plus:
Accretion of carrying value to redemption value	4,510,051
Class A common stock subject to possible redemption, December 31, 2023	46,991,932
As discussed in Note 1, during the year ended December 31, 2023 an excess of $318,888 was erroneously withdrawn from the interest earned in the Trust Account for operating expenses. As of December 31, 2023, the Company recorded a receivable due from the sponsor to reimburse the Trust Account for these funds used for operating expenses.
NOTE 4.   PRIVATE PLACEMENT
Simultaneously with the closing of the IPO, the Company’s Sponsor purchased an aggregate of 898,250 Private Placement Units, at a price of $10.00 per unit, or $8,982,500 in the aggregate, in a private placement. A portion of the proceeds from the Private Placement Units was added to the proceeds from the IPO held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Units will be worthless.
Each Private Placement Unit will consist of one share of Class A common stock and one redeemable warrant. Each private warrant entitles the holder to purchase one share of Common Stock at a purchase price of $11.50 per share.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Units until 30 days after the completion of the initial Business Combination.
NOTE 5.   RELATED PARTY TRANSACTIONS
Founder Shares
On May 21, 2021, the Sponsor purchased 8,625,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”), for an aggregate price of $25,000. On September 24, 2021, the Company issued 862,500 shares of Class B common stock in connection with a 1.1 stock split, resulting in an aggregate of 9,487,500 shares of Class B common stock outstanding, of which 1,237,500 shares were subject to forfeiture to the extent that the underwriter’s over-allotment option is not exercised. On December 15, 2021, the underwriters fully exercised their over-allotment option, hence, 1,237,500 Founder Shares were no longer subject to forfeiture.
The number of founder shares outstanding was determined so that the founder shares, will represent, on an as-converted basis, 24.81% of the outstanding shares after the IPO (excluding the shares of Class A common stock issued to the representative or its designees upon consummation of this offering, the placement units and securities underlying the placement units and assuming the initial stockholders do not purchase units in this offering).
The initial stockholders have agreed not to transfer, assign or sell any of their founder shares (or shares of common stock issuable upon conversion thereof) until the earlier to occur of: (A) six months after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, if the reported last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any founder shares (the “Lock-up”).
Administrative Support Agreement
Commencing on the effective date of the IPO, the Company will pay an affiliate of the Sponsor $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Company’s initial Business Combination or its liquidation, the Company will cease paying these monthly fees. As of December 31, 2023 and 2022, the Company incurred $120,000 and $112,903 for the administrative service fees, respectively, of which $60,000 and $0 are recorded as accrued expenses in the balance sheets, respectively.
Working Capital Loans
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds on a non-interest bearing basis as may be required (the “Working Capital Loans”). If the Company completes an initial Business Combination, the Company would repay the Working Capital Loans. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of the Working Capital Loans made by the Sponsor, the Company’s officers and directors, or the Company’s or their affiliates to the Company prior to or in connection with the initial Business Combination may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of the initial Business Combination. The units would be identical to the placement units. Other than as described above, the terms of the Working Capital Loans by the Sponsor, the Company’s officers and directors or their affiliates, if any, have not been determined and no written agreements exist with respect to the Working Capital Loans. The Company does not expect to seek loans from parties other than the Sponsor or an affiliate of the Sponsor as the Company does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.
On February 1, 2023, the Company issued an unsecured convertible promissory note to the Sponsor, pursuant to which the Company borrowed $1,500,000 from the Sponsor for general corporate purposes. Such loan may, at the Sponsor’s discretion, be converted into Units of the Company (as defined above), the conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such Payee by (y) $10.00. The terms of the Working Capital Shares will be identical to those of the Private Units that were issued to the Sponsor in connection with the Initial Public Offering. The Working Capital Loan will not bear any interest and will be repayable by the Company to the Sponsor, if not converted or repaid on the effective date of a Business Combination involving the Company and one or more businesses. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Working Capital Loan). As of December 31, 2023, $810,345 in working capital loans were outstanding. As of December 31, 2022, no working capital loans were outstanding.
NOTE 6.   COMMITMENTS AND CONTINGENCIES
Registration Rights
The holders of the founder shares, the representative shares, placement units (including component securities contained therein) and units (including securities contained therein) that may be issued upon conversion of Working Capital Loans, and any shares of Class A common stock issuable upon the exercise of the placement warrants and any shares of Class A common stock and warrants (and underlying Class A common stock) that may be issued upon conversion of the units issued as part of the Working Capital Loans and Class A common stock issuable upon conversion of the founder shares, will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO, requiring the Company to register such securities for resale (in the case of the founder shares, only after conversion to the Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering the Company’s securities.
Underwriting Agreement
On December 15, 2021, the Company paid a cash underwriting discount of 1.0% per Unit, or $2,875,000, as part of the underwriting fee.
Additionally, the underwriter is entitled to a deferred underwriting discount of 3.5% of the IPO gross proceeds or $10,062,500, as a result of the underwriter’s over-allotment exercised in full upon the completion of the Company’s initial Business Combination.
Representative shares
On December 15, 2021, the Company issued to the representative or its designees 431,250 of Class A common stock (“Representative Shares”). The aggregate fair value of the Representative shares was $3,456,652, or $8.02 per share and recorded as offering costs. The Company accounted for the Representative Shares as an offering cost of the Initial Public Offering, with a corresponding credit to stockholders’ equity.
The holders of the Representative Shares have agreed not to transfer, assign or sell any such shares without the Company’s prior consent until the completion of its initial Business Combination. In addition, the holders of the Representative Shares have agreed (i) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the Company’s initial Business Combination and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its initial Business Combination within 15 months from the closing of the IPO. The representative shares are deemed to be underwriters’ compensation by FINRA pursuant to FINRA Rule 5110. Please see Note 8 for valuation methodology and assumptions used to determine the fair value of the Representative Shares.
Right of First Refusal
Subject to certain conditions, the Company granted the representative, for a period of 15 months after the date of the consummation of the Business Combination, an irrevocable right of first refusal to act as sole investment banker, sole book runner, and/or sole placement agent, at the representative’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings for the Company or any of the Company’s successors or current or future subsidiaries. In accordance with FINRA Rule 5110(g)(6)(A), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement of which this prospectus forms a part.
Non-redemption Agreements
The Sponsor entered into Non-Redemption Agreements with various stockholders of the Company (the “Non-Redeeming Stockholders”), pursuant to which these stockholders agreed not to redeem a portion of their shares of Company common stock (the “Non-Redeemed Shares”) in connection with the Special Meeting held on March 10, 2023, but such stockholders retained their right to require the Company to redeem such Non-Redeemed Shares in connection with the closing of the Business Combination. The Sponsor has agreed to transfer to such Non-Redeeming Stockholders an aggregate of 1,149,412 the Founder Shares held by the Sponsor immediately following the consummation of an initial Business Combination. The Company estimated the aggregate fair value of such 1,149,412 Founder Shares transferrable to the Non-Redeeming Stockholders pursuant to the Non-Redemption Agreement to be $8,758,683 or $7.62 per share. The fair value was determined using the probability of a successful Business Combination of 75%, an implied volatility of 4.16%, and the value per shares as of the valuation date of $10.24 derived from an option pricing model for publicly traded warrants. Each Non-Redeeming Stockholder acquired from the Sponsor an indirect economic interest in such Founder Shares. The excess of the fair value of such Founder Shares was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A. Accordingly, in substance, it was recognized by the Company as a capital contribution by the Sponsor to induce these Non-Redeeming Stockholders not to redeem the Non-Redeemed Shares, with a corresponding charge to additional paid-in capital to recognize the fair value of the Founder Shares subject to transfer as an offering cost.
Inflation Reduction Act of 2022 (the “IR Act”)
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.
Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the excise tax should not apply in the event of our liquidation.
On March 10, 2023, in connection with the Company’s Special Meeting, the Company’s stockholders redeemed 22,119,297 Class A shares of Common Stock for a total of $227,776,035. On December 11, 2023, in connection with the Company’s Second Special Meeting, the Company’s stockholders redeemed 2,285,040 Class A shares of Common Stock for a total of $24,539,002.
The Company evaluated the current status and probability of completing a Business Combination as of December 31, 2023 and concluded that it is probable that a contingent liability should be recorded. As of December 31, 2023, the Company recorded $2,523,150 of excise tax liability calculated as 1% of shares redeemed on March 10, 2023 and December 15, 2023.
Merger Agreement
On December 22, 2023, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“ Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”), and, solely for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of the Company, on the terms and subject to the conditions set forth therein (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, the Company will be renamed “Blaize Holdings, Inc.” (“New Blaize”).
Company Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, certain stockholders of Blaize entered into a Company Support Agreement (the “Company Support Agreement”) with the Company and Blaize, pursuant to which such stockholders have agreed to, among other things, (i) support and vote in favor of (a) the approval and adoption of the Merger Agreement and the Business Combination, (b) the conversion of each issued and outstanding share of preferred stock of Blaize into one share of Blaize Common Stock as of immediately prior to the Effective Time, and (c) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination.
Sponsor Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, the Company and Blaize entered into an agreement (the “Sponsor Support Agreement”) with the Sponsor, pursuant to which, among other things, in connection with the Closing, the Sponsor agreed o (i) vote all its shares of the Company’s Class A common stock in favor of (a) each Transaction Proposal (as defined in the Merger Agreement), including, without limitation, the approval and adoption of the Merger Agreement and the Business Combination, and (b) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination.
Registration Rights Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize, the Sponsor, certain significant securityholders of Blaize and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Blaize will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Blaize common stock and other equity securities of New Blaize that are held by the parties thereto from time to time on the terms and subject to the conditions set forth therein.
Lock-up Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain of New Blaize’s directors and officers, (ii) certain stockholders of New Blaize and (iii) Burkhan, in each case, restricting the transfer of New Blaize common stock and any shares of New Blaize common stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time from and after the Closing. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize common stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize.
Stockholders’ Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize will enter into a stockholders’ agreement (the “Stockholders Agreement”), with the Sponsor, Burkhan and certain other controlled affiliates of Burkhan (collectively, the “Stockholder Group”), which will provide, among other things, that so long as the Stockholder Group beneficially owns, in the aggregate, ten percent (10%) or more of the total number of issued and outstanding shares of the New Blaize Common Stock, the Stockholder Group will have the right to designate two out of nine individuals to the Company’s board of directors, subject to step-downs based on ownership of the New Blaize Common Stock as described in the Stockholders’ Agreement.
Amendment to the Merger Agreement
On April 22,2024, the Company entered into an amendment of its Merger Agreement which modified certain terms and conditions as follows:
•
The Company entered into an additional letter agreement which modified its convertible note financing and certain lock-up provisions which will exist in the closing of the Company’s Business Combination.

•
The Company entered into an additional letter agreement in connection with its convertible note financing subject to funding conditions which will exist in the closing of the Company’s Business Combination.

•
The Sponsor and the Company entered into an additional letter agreement, under which the Sponsor agreed to forfeit 2,000,000 Company Shares to be effective immediately prior to the closing of the Business Combination.

•
The Merger Agreement Amendment also revised the aggregate reserve size under the Equity Incentive Plan and ESPP to 20% and the evergreen percentage for the Equity Incentive Plan to 7%.

•
The Company, the Merger Sub, Blaize and Burkhan amended the Agreement and Plan of Merger, amending the original Merger Agreement to make the following adjustments:

•
Increasing the Base Purchase Price from $700 million to $767 million.

•
Acknowledged that the Blaize Note Financing and the Blaize Warrant Financing constitute a Company Financing for all purposes of the Merger Agreement.

•
Added a new component to the definition of “Base Merger Consideration”, which is the product of (a) the number of shares of the Excluded Company Stock multiplied by (b) the Per Company Share Merger Consideration.

•
Added a new component to the definition of “Available Acquiror Cash”, which is the amount contributed by the Sponsor pursuant to the Backstop Subscription Agreement and a new definition of “Cash Ratio,” which means the ratio equal to (x) Available Acquiror Cash, divided by (y) the Minimum Cash Amount.

•
Added a new definition of “Proportionate Shares Number,” which means (a) 325,000 Company Shares multiplied by (b.) the Cash Ratio; (viii) Added a closing condition for the benefit of Blaize requiring that the sum of the Trust Amount plus the amount of funds received pursuant to the Backstop Subscription Agreement shall be no less than the Backstop Amount.

•
Additionally, adjustments were made to various definitions and covenants to reflect the funding commitment of the Sponsor pursuant to the Backstop Subscription Agreement and the amounts of certain convertible notes and pre-funded warrants Burkhan, its Affiliates or nominees purchased from the Company.

Amendment to Underwriting Agreement
On April 26, 2024, the Company and EF Hutton amended the Underwriting Agreement signed on December 10, 2021. In lieu of the Company paying the full Deferred Underwriting Commission, EF Hutton agreed to accept a $1,500,000 cash payment at the Closing of a Business Combination. Once this payment is made according to the new terms, the Company’s obligation to deliver the Deferred Underwriting Commission will be fulfilled.
NOTE 7.   STOCKHOLDERS’ DEFICIT
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. As of December 31, 2023 and 2022, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 280,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. On December 11, 2023, the Company issued an aggregate of 9,487,495 Class A Shares to the holders of the Company’s shares of Class B Shares upon the exchange of an equal number of Class B Shares (“the Exchange”). On December 31, 2023 and 2022, there were 10,817,000 and 1,329,500 shares issued and outstanding (excluding 2,285,040 shares to be redeemed as of December 31, 2023 and excluding 4,345,663 and 28,750,000 shares subject to possible redemption) as of December 31, 2023 and 2022, respectively.
The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.
On March 10, 2023, the Company’s stockholders redeemed 22,119,297 shares at approximately $10.30 per share.
Class B Common Stock — The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of the Class B common stock are entitled to one vote for each share. On September 24, 2021, the Company issued 862,500 shares of Class B common stock in connection with a 1.1 stock split. Due to the Exchange, on December 11, 2023, the Company converted 9,487,495 Class B Shares to Class A Shares. As of December 31, 2023 and 2022, there were 0 and 9,487,500 shares of Class B common stock issued and outstanding, respectively
The number of founder shares outstanding was determined so that the founder shares, will represent, on an as-converted basis, 24.81% of the outstanding shares after the IPO (excluding the shares of Class A common stock issued to the representative or its designees upon consummation of this offering, the placement units and securities underlying the placement units and assuming the initial stockholders do not purchase units in this offering).
The shares of Class B common stock will automatically convert into shares of the Class A common stock at the time of the consummation of the initial Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations etc. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in this prospectus and related to the closing of the initial Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, based on the total number of all shares of common stock outstanding upon the completion of the IPO (excluding the shares of Class A common stock to be issued to the representative or its designees upon consummation of this offering, the placement units and securities underlying the placement units and assuming the initial stockholders do not purchase units in this offering) plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination or any private placement-equivalent units and their underlying securities issued to the Sponsor or its affiliates upon conversion of Working Capital Loans made to the Company). The term “equity-linked securities” refers to any debt or equity securities that are convertible, exercisable or exchangeable for shares of Class A common stock issued in a financing transaction in connection with the initial Business Combination, including but not limited to a private placement of equity or debt. Securities could be “deemed issued” for purposes of the conversion rate adjustment if such shares are issuable upon the conversion or exercise of convertible securities, warrants or similar securities.
Warrants
Each warrant entitles the holder to purchase one share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustment as described herein. The warrants will become exercisable 30 days after the completion of the Company’s initial Business Combination or 12 months after the closing of the IPO.

The warrants will expire at 5:00 p.m., New York City time on the warrant expiration date, which is five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. On the exercise of any warrant, the warrant exercise price will be paid directly to the Company and not placed in the Trust Account.
The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company’s satisfying the Company’s obligations described below with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of Class A common stock underlying such unit.
The Company has agreed that as soon as practicable after the closing of the initial Business Combination to use its best efforts to file with the SEC a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the foregoing, if a registration statement covering the Class A common stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, or the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.
Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption given after the warrants become exercisable (the “30-day redemption period”) to each warrant holder;

•
if, and only if, the reported last sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the warrants become exercisable and ending three business days before the Company sends the notice of redemption to the warrant holders; and

•
If and only if, there is a current registration statement in effect with respect to the shares of Class A common stock underlying such warrants.

If the Company calls the warrants for redemption as described above, the Company’s management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of

Class A common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of Class A common stock for the five trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any founder shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below under “Redemption of warrants” will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.
The Private Warrants, as well as any warrants underlying additional units the Company issues to the Sponsor, officers, directors, initial stockholders or their affiliates in payment of Working Capital Loans made to the Company, will be identical to the warrants underlying the Units being offered in the Initial Public Offering, except that they will not be transferable, assignable or saleable until 30 days after the consummation of the initial Business Combination.
NOTE 8.   INCOME TAX
The Company’s net deferred tax assets (liability) at December 31, 2023 and 2022 are as follows:
	December 31, 2023	December 31, 2022
Deferred tax assets (liability)
Organizational costs/Startup expenses	$475,133	$287,868
Federal Net Operating loss	—	—
Total deferred tax assets (liability)	475,133	287,868
Valuation allowance	(475,133)	(287,868)
Deferred tax assets (liability), net of allowance	$—	$—
The income tax provision for the year ended December 31, 2023 and 2022 consists of the following:
	December 31, 2023	December 31, 2022
Federal
Current	$1,027,644	$791,758
Deferred	(187,264)	(274,031)
State
Current	—	—
Deferred	—	—
Change in valuation allowance	187,264	274,031
Income tax provision	$1,027,644	$791,758

As of December 31, 2023 and 2022, the Company had $0, respectively, of U.S. federal operating loss carryovers available to offset future taxable income, which do not expire.
In assessing the realization of the deferred tax assets (liability), management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets (liability) is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets (liability), projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets (liability) and has therefore established a full valuation allowance. For the year ended December 31, 2023, the change in the valuation allowance was $187,264. For the year ended December 31, 2022, the change in the valuation allowance was $274,031.
The Company’s effective tax rate was 43.4% and 32.1% for the year ended December 31, 2023 and 2022, respectively. The effective tax rate differs from the statutory tax rate of 21% due to the valuation allowance on the deferred tax assets and deductibility of penalties on tax obligations.
A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2023 and 2022 is as follows:
	December 31, 2023	December 31, 2022
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Transaction Costs	14.3%	0.0%
Fines and Penalties	0.2%	0.0%
Change in valuation allowance	7.9%	11.1%
Income tax provision	43.4%	32.1%
The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination since inception.
NOTE 9.   FAIR VALUE MEASUREMENTS
The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of December 31, 2023 and 2022 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.
	December 31, 2023	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Money Market Funds held in Trust Account	$71,432,177	$71,432,177	$—	$—
	$71,432,177	$71,432,177	$—	$—

	December 31, 2022	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Money Market Funds held in Trust Account	$295,802,694	$295,802,694	$—	$—
	$295,802,694	$295,802,694	$—	$—
NOTE 10.   SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events, other than below, that would have required adjustment or disclosure in the consolidated financial statements.
On January 16, 2024, February 9, 2024, March 12, 2024 and April 10, 2024, as disclosed in Note 1, the Sponsor deposited $130,370 on each date into the Trust account to extend the life of the Company from January 15, 2024 to May 15, 2024.
On April 22, 2024, as disclosed in Note 6, the Company amended its Merger Agreement.
On April 26, 2024, as disclosed in Note 6, the Company amended its Underwriting Agreement.
On April 26, 2024, as disclosed in Note 1, the Company received confirmation of compliance from NASDAQ.

BURTECH ACQUISITION CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
	September 30, 2024	December 31, 2023
	(Unaudited)
Assets:
Current assets:
Cash	$—	$—
Restricted Cash	66,621	843,313
Due from sponsor	69,441	318,888
Trust Account – Restricted for Redeeming Shareholders	—	24,539,002
Prepaid expenses and other Assets	56,750	—
Total current assets	192,812	25,701,203
Investments held in Trust Account	49,915,251	46,893,175
Total Assets	$50,108,063	$72,594,378
Liabilities and Stockholders’ Deficit
Current liabilities:
Accrued expenses	$3,119,430	$2,123,846
Franchise tax payable	150,000	35,800
Due to Trust Account	69,441	318,888
Redeemed stock payable to public stockholders	—	24,539,002
Convertible promissory note – related party	1,500,000	810,345
Advances from sponsor	2,164,291	—
Income tax payable	406,071	1,027,644
Derivative Liability – Backstop Subscription Agreement	446,776	—
Excise Tax Payable	2,523,150	2,523,150
Total current liabilities	10,379,159	31,378,675
Deferred underwriting commissions	10,062,500	10,062,500
Total Liabilities	20,441,659	41,441,175
Commitments and Contingencies (Note 6)
Class A common stock subject to possible redemption, 4,345,663 shares at redemption value of approximately $11.4 and $10.81 as of September 30, 2024 and December 31, 2023, respectively	49,495,242	46,991,932
Stockholders’ Deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 280,000,000 shares authorized; 10,816,995 shares issued and outstanding (excluding 4,345,663 shares subject to possible redemption) as of September 30, 2024 and 10,816,995 shares issued and outstanding (excluding 4,345,663 shares subject to possible redemption and 2,285,040 shares to be redeemed) as of December 31, 2023, respectively.	1,082	1,082
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 5 shares issued and outstanding as of September 30, 2024 and December 31, 2023	—	—
Additional paid-in capital	—	—
Accumulated deficit	(19,829,920)	(15,839,811)
Total Stockholders’ Deficit	(19,828,838)	(15,838,729)
Total Liabilities and Stockholders’ Deficit	$50,108,063	$72,594,378
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BURTECH ACQUISITION CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating costs	$1,252,114	$677,703	$2,370,006	$1,885,697
Franchise Tax Expense	50,000	50,000	156,259	294,271
Loss from operations	(1,302,114)	(727,703)	(2,526,265)	(2,179,968)
Other income:
Interest income earned on Trust	638,323	910,391	1,892,313	4,809,802
Change in fair value of derivative liability – Backstop Subscription Agreement	(89,929)	—	(446,776)	—
Total other income, net	548,394	910,391	1,445,537	4,809,802
(Loss) income before provision for income taxes	(753,720)	182,688	(1,080,728)	2,629,834
Provision for income taxes	(122,233)	(179,326)	(406,071)	(952,909)
Net (loss) income	$(875,953)	$3,362	$(1,486,799)	$1,676,925
Weighted average shares outstanding of Class A common stock subject to redemption, basic and diluted	4,345,663	6,630,703	4,345,663	12,059,248
Basic and diluted net (loss) income per common stock, Class A subject to redemption	$(0.06)	$0.00	$(0.10)	$0.07
Weighted average shares outstanding of non-redeemable Class A and Class B common stock, basic and diluted	10,817,000	1,329,500	10,817,000	1,329,500
Basic and diluted net (loss) income per common stock, non-redeemable Class A and Class B common stock, basic and diluted	$(0.06)	$0.00	$(0.10)	$0.07
Weighted average shares outstanding of Class B common stock, basic and diluted	—	9,487,500	—	9,487,500
Basic and diluted net income per Class B common stock	$—	$0.00	$—	$0.07
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BURTECH ACQUISITION CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT
(UNAUDITED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024
	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount
Balance as of January 1, 2024	10,816,995	$1,082	5	$—	$—	$(15,839,811)	$(15,838,729)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(800,030)	(800,030)
Net loss	—	—	—	—	—	(10,633)	(10,633)
Balance as of March 31, 2024	10,816,995	$1,082	5	$—	$—	$(16,650,474)	$(16,649,392)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(846,082)	(846,082)
Net loss	—	—	—	—	—	(600,213)	(600,213)
Balance as of June 30, 2024	10,816,995	$1,082	5	$—	$—	$(18,096,769)	$(18,095,687)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(857,198)	(857,198)
Net loss	—	—	—	—	—	(875,953)	(875,953)
Balance as of September 30, 2024	10,816,995	$1,082	5	$—	$—	$(19,829,920)	$(19,828,838)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023
	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount
Balance as of January 1, 2023	1,329,500	$133	9,487,500	$949	$—	$(10,145,752)	$(10,144,670)
Stockholder Non-Redemption Agreement	—	—	—	—	—	8,758,683	8,758,683
Stockholder Non-Redemption Agreement	—	—	—	—	—	(8,758,683)	(8,758,683)
Excise tax liability arising from redemption of Class A shares	—	—	—	—	—	(2,277,760)	(2,277,760)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(2,276,329)	(2,276,329)
Net income	—	—	—	—	—	1,574,791	1,574,791
Balance as of March 31, 2023	1,329,500	$133	9,487,500	$949	$—	$(13,125,050)	$(13,123,968)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(605,227)	(605,227)
Net income	—	—	—	—	—	98,772	98,772
Balance as of June 30, 2023	1,329,500	$133	9,487,500	$949	$—	$(13,631,505)	$(13,630,423)
Accretion for common stock subject to redemption amount	—	—	—	—	—	(681,066)	(681,066)
Net income	—	—	—	—	—	3,362	3,362
Balance as of September 30, 2023	1,329,500	$133	9,487,500	$949	$—	$(14,309,209)	$(14,308,127)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BURTECH ACQUISITION CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	For the Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net (loss) income	$(1,486,799)	$1,676,925
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned on cash and investments held in Trust Account	(1,892,313)	(4,809,802)
Change in fair value of derivative liability – Backstop Subscription Agreement	446,776	—
Changes in current assets and liabilities:
Other Assets	(56,750)	129,867
Accrued expenses	—	612,500
Franchise tax payable	150,000	67,600
Income tax payable	338,213	161,151
Net cash used in operating activities	(2,500,873)	(2,161,759)
Cash Flows from Investing Activities:
Cash withdrawn from Trust Account to pay franchise and income taxes	43,564	2,039,910
Principal deposits into Trust Account for Extension	(1,173,329)	—
Cash withdrawn from Trust Account in connection with redemptions	24,539,002	227,776,035
Net cash provided by investing activities	23,409,237	229,815,945
Cash flows from financing activities:
Proceeds from Advances from sponsor	2,164,291	—
Proceeds from convertible promissory note – related party	689,655	99,975
Redemption of Common Stock	(24,539,002)	(227,776,035)
Net cash used in financing activities	(21,685,056)	(227,676,060)
Net change in cash and restricted cash	(776,692)	(21,874)
Cash and restricted cash, beginning of the period	843,313	22,232
Cash and restricted cash, end of the period	$66,621	$358
Supplemental disclosure of cash flow information:
Cash Paid for Income Taxes	$1,027,644	$—
Supplemental disclosure of non-cash investing and financing activities:
Excise tax liability arising from redemption of Class A shares	$—	$2,277,760
Accretion of Class A common stock subject to possible redemption	$2,503,310	$3,562,622
Reconciliation of Cash and Restricted Cash:
Cash – Beginning of period	$—	$22,232
Restricted Cash – Beginning of period	$843,313	$—
Cash and Restricted Cash – Beginning of period	$843,313	$22,232
Cash – End of period	$—	$358
Restricted Cash – End of Period	$66,621	$—
Cash and Restricted Cash – End of period	$66,621	$358
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BURTECH ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Note 1 — Organization, Business Operation, Liquidity and Capital Resources
BurTech Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on March 2, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
The Company has one wholly owned inactive subsidiary, Burtech Merger Sub Inc. (the “Merger Sub”), a Delaware corporation, formed on December 6, 2023.
As of September 30, 2024, the Company had not commenced any operations. All activity for the period from March 2, 2021 (inception) through September 30,2024 relates to the Company’s formation and the Initial Public Offering (the “IPO”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.
The Company’s sponsor is BurTech LP LLC, (the “Sponsor”).
The registration statement for the Company’s IPO was declared effective on December 10, 2021 (the “Effective Date”). On December 15, 2021, the Company completed the IPO of 28,750,000 units, including 3,750,000 units from the full exercise of the overallotment option by the underwriters, at $10.00 per unit (the “Units”), which is discussed in Note 3 (the “Initial Public Offering”). Each Unit consists of one Class A common stock and one redeemable warrant (the “Public Warrants”). Each whole warrant entitles the holder to purchase one Class A common stock at a price of $11.50 per share.
Simultaneously with the consummation of the IPO, the Company consummated the private placement of 898,250 units (the “Private Placement Units”) to the Sponsor, including 93,750 units from the full exercise of the overallotment option by the underwriters, at a price of $10.00 per units, generate an aggregate of $8,982,500 proceeds.
Transaction costs amounted to $16,919,619 consisting of $2,875,000 of underwriting commissions, $10,062,500 of deferred underwriting commissions, $3,456,652 fair value of class A shares issued to the underwriters and $525,467 of other offering costs. In addition, $1,539,541 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes. The Underwriting Agreement was amended subsequent to the balance sheet date, refer to Note 9.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination (less deferred underwriting commissions).
Nasdaq rules require that a company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of the Company’s signing a definitive agreement in connection with the initial Business Combination. The board of directors will make the determination as to the fair market value of the initial Business Combination. If the board of directors is not able to independently determine the fair market value of the initial Business Combination, the Company will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While the Company considers it unlikely that the board of directors will not be able to make an independent determination of the fair market value of the initial Business Combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of a target’s assets or prospects. Additionally, pursuant to Nasdaq rules, any initial Business Combination must be approved by a majority of the Company’s independent directors.
Following the closing of the IPO on December 15, 2021, $291,812,500 ($10.15 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Units was deposited into a trust account (the “Trust Account”) and will be invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest that may be used for the Company’s dissolution expenses, the proceeds from the IPO and the sale of the placement units held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the initial Business Combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or certain amendments to the Company’s charter prior thereto or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within 15 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity, and (c) the redemption of the public shares if the Company is unable to complete the initial Business Combination within 15 months from the closing of the IPO, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.
The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) without a stockholder vote by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in the Company’s discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require the Company to seek stockholder approval under applicable law or stock exchange listing requirement.
The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is initially anticipated to be $10.15 per public share, however, there is no guarantee that investors will receive $10.15 per share upon redemption.
The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to the amended and restated certificate of incorporation which was adopted by the Company upon the consummation of the Initial Public Offering, and was amended by certificates of amendment on March 10, 2023 and December 11, 2023 (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.
The shares of common stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Financial Accounting

Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”
The Company initially had only 15 months from the closing of the IPO (the “Combination Period”) to complete the initial Business Combination. The Company has extended the Combination Period in which the Company may complete the Initial Business Combination on March 10, 2023 (see below). If the Company is unable to complete the initial Business Combination within the Combination Period (and the stockholders have not approved an amendment to the Company’s charter extending this time period), the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if the Company fails to complete the initial Business Combination within the Combination Period.
On February 24, 2023, the Company issued a press release stating that it has entered into a non-binding letter of intent for a potential business combination with CleanBay Renewables Inc., a late-stage enviro-tech company focused on the production of sustainable renewable natural gas, green hydrogen and natural controlled-release fertilizer.
On March 10, 2023, the Company and Sponsor entered into a non-redemption agreements (“Non-Redemption Agreements”) with one or more unaffiliated third party or parties in exchange for such third party or third parties agreeing not to redeem up to an aggregate of 4,597,648 shares of the Company’s Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of the stockholders called by the Company (the “Special Meeting”), In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third party or third parties up to an aggregate of 1,274,412 shares of the Company’s Class A common stock held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. During the Special Meeting the Shareholders approved an extension of time for the Company to consummate an initial business combination from March 15, 2023 to December 15, 2023 (the “Extension”), and to amend the Trust Management Agreement with Continental Stock & Transfer Company, dated as of December 10, 2021.
On March 10, 2023, the Company’s stockholders redeemed 22,119,297 shares. As a result, approximately $227.8 million (approximately $10.30 per share) was removed from the Company’s trust account to pay such holders. Following redemptions, the Company had 6,630,703 shares of Class A common stock outstanding, and approximately $68.0 million remained in the Company’s trust account.
On June 30, 2023, the Company’s non-binding letter of intent for a potential business combination with CleanBay Renewables Inc. expired. Following thorough initial negotiations, the Company has chosen not to pursue the business combination.
On October 11, 2023, the Company received a notification letter (the “Notice”) from the Listing Qualifications Department of NASDAQ indicating that it was not in compliance with Nasdaq Listing Rule 5450(a)(2) (the “Listing Rule”) for failing to maintain a minimum of 400 Total Holders for continued listing, which is required by the Nasdaq Global Market. The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market. The Notice states that the Company has 45 calendar days from the date of the Notice, or until November 27, 2023, to submit a plan to regain compliance with the Listing Rule, and if accepted, Nasdaq may grant the Company up to 180 calendar days from the date of the Notice, or until April 8, 2024, to regain compliance. BurTech submitted a plan to Nasdaq to regain compliance with the Listing Rule on November 27, 2023. On April 16, 2024,

the Company reported 522 total holders of stock, meeting the minimum 400 total holders requirement for The Nasdaq Global Market as per Listing Rule 5450(a)(2). The Company has received confirmation of compliance from Staff on April 26, 2024, closing the matter.
On December 11, 2023 (the “Second Special Meeting”), the Company entered into an amendment to the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company (the “Second Trust Amendment”). Pursuant to the Second Trust Amendment, the Company has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period (each an “Extension”), until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 (the “Extension Payment”) for each one-month Extension. The Company’s stockholders redeemed 2,285,040 shares during the Second Special Meeting. As a result, approximately $24.5 million (approximately $10.74 per share) was removed from the Company’s trust account to pay such shareholders. This amount was removed from the Trust Account on January 5, 2024 to pay such shareholders. On January 16, 2024, February 9, 2024, and March 12, 2024, the Sponsor deposited $130,370 on each date into the Trust account to extend the life of the Company from January 15, 2024 to April 15, 2024.
On April 10, 2024, May 10, 2024, June 12, 2024, July 12, 2024, August 14, 2024, September 21, 2024 and October 15, 2024 the Sponsor deposited $130,370 on each date into the Trust account to extend the life of the Company from April 15, 2024 to November 15, 2024.
In addition, the Company has agreed that funds held in the Company’s trust account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with the Extension, an initial business combination or the liquidation of the Company. The Sponsor of the Company will pay the excise tax when it becomes due.
The Sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to any founder shares, placement shares and public shares held by them in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to any founder shares, placement shares and public shares held by them in connection with a stockholder vote to approve an amendment to the Company’s second amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or certain amendments to the Company’s charter prior thereto or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to any founder shares and placement shares held by them if the Company fails to complete the initial Business Combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the prescribed time frame; and (iv) vote any founder shares held by them and any public shares purchased during or after the IPO (including in open market and privately-negotiated transactions) in favor of the initial Business Combination.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure you that the Sponsor would be able to satisfy those obligations.

On June 3, 2024, the Company received a notification letter from the Listing Qualifications Department of Nasdaq indicating that, as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended September 30, 2024 with SEC, the Company was not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1).
The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market. The Notice states that the Company has 60 calendar days from the date of the Notice, or August 2, 2024, to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the 10-Q, or November 8, 2024, to file the 10-Q to regain compliance.
On July 18, 2024, the Company and Blaize filed the registration statement Form S-4 Related to Proposed Business Combination detailed above.
Liquidity and Going Concern
As of September 30, 2024, the Company had $66,621 in its restricted cash account and $49,915,251 in investments held in trust. Restricted cash is held exclusively for payment of current tax liabilities. As of September 30, 2024, $4,633,444 of the amount on deposit in the Trust Account represents interest income.
Our liquidity needs up to September 30, 2024 had been satisfied through a payment from our sponsor of $25,000 for the Founder Shares to cover certain offering costs, the loan under an unsecured promissory note from the Sponsor of $1,500,000, working capital advances from the Sponsor and the net proceeds from the consummation of the Initial Public Offering held outside of the trust account. As of September 30, 2024, the Company had $1,500,000 outstanding under a Convertible Promissory Note and $2,164,291 outstanding as advances from sponsor.
Until the consummation of a Business Combination, the Company will use the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination. The Company expects it will need to raise additional capital through loans or additional investments from its Sponsor, stockholders, officers, directors, or third parties. The Company’s officers, directors and the Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.
The Company was less than seven months from its mandatory liquidation as of the time of filing of Annual Report on Form 10-K and the Company has extended its liquidation date to December 15, 2024. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Codification Subtopic 205-40, “Presentation of Financial Statements — Going Concern,” Management has determined that the liquidity condition due to insufficient working capital, described above, and mandatory liquidation raises substantial doubt about the Company’s ability to continue as a going concern for at least one year from the date the condensed consolidated financial statements are issued.
These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These condensed consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.
The Company’s results of operations and ability to complete an initial business combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond the Company’s control. The Company’s business could be impacted by, among other things, downturns in the financial markets or in economic conditions, increases in oil prices, inflation, increases in interest rates, supply chain disruptions, declines in consumer confidence and spending, the ongoing effects of the COVID-19 pandemic, including reassurance and the emergence of new variants, and geopolitical instability, such as the military conflict in the Ukraine. The Company cannot at this time fully predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact our business and the Company’s ability to complete an initial business combination.
Restricted cash, due from sponsor and trust payable
In accordance with the Trust agreement, the Company is permitted to withdraw funds from the trust account to pay its tax obligations, including income and franchise taxes. During the nine months ended September 30, 2024, the Company withdrew $43,564 from the trust account for the purposes of settling its current tax liabilities. During the year ended December 31, 2023 the Company identified that $318,888 was erroneously withdrawn from the trust account and used for operating expenses. The sponsor has committed to reimburse the Company for this amount, ensuring that the trust account will be made whole. The amounts due from the sponsor and related payable to the trust account at September 30, 2024 and December 31, 2023 amounted to $69,441 and $318,888, respectively. As of September 30, 2024 and December 31, 2023, the balance in restricted cash in the amount of $66,621 and $843,313, respectively, on the accompanying condensed consolidated balance sheets, represents amounts withheld from the trust account available exclusively for payment of current tax liabilities.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for financial information and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). Accordingly, they do not include all of the information and footnotes required by U.S. GAAP. In the opinion of management, the unaudited condensed consolidated financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented. The interim results for the three and nine months ended September 30, 2024 are not necessarily indicative of the results to be expected for the year ending December 31, 2024 or for any future interim periods.
The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2023.
Revision to Prior Financial Statements
On December 11, 2023, the Company converted 9,487,495 Class B Shares to Class A Shares. In prior financial statements it was reflected that 9,487,500 were transferred from Class B shares to Class A shares. This revision only impacts the condensed consolidated statements of equity whereas 5 shares are shown as Class B Shares and Class A shares are shown as 9,487,495. There are no other impacts to the Company’s financials.
Principles of Consolidation
The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the condensed consolidated financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the condensed consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these condensed consolidated financial statements is the determination of fair value of the warrant liabilities and the derivative liability — Backstop Subscription Agreement. Such estimates may be subject to change as more current information becomes available and accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of September 30, 2024 and December 31, 2023, the Company had no cash and no cash equivalents. At September 30, 2024 and December 31, 2023, the Company also had $66,621 and $843,313 of restricted cash, respectively, related to funds withdrawn from the Trust Account reserved to the payment of taxes.
Investments Held in Trust Account
At September 30, 2024 and December 31, 2023, the Company had $49,915,251 and $71,432,177 (as of December 31, 2023, $24,539,002 of this amount was restricted for redeeming shareholders, which were redeemed in December 2023 and subsequently distributed in January 2024.) respectively, in investments held in the Trust Account, which primarily consist of investments in mutual funds that invest in U.S. government securities, cash, or a combination thereof. The Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in gain on Investments Held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in the Trust Account are determined using available market information.
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of September 30, 2024 and December 31, 2023, 4,345,663 Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ deficit section of the Company’s balance sheets.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid in capital and accumulated deficit.
Offering Costs associated with the Initial Public Offering
The Company complies with the requirements of ASC 340-10-S99-1, SEC Staff Accounting bulletin Topic 5A — “Expenses of Offering”, and SEC Staff Accounting bulletin Topic 5T — “Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the IPO. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction of equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $16,919,619 as a result of the IPO (consisting of $2,875,000 of underwriting fees, $10,062,500 of deferred underwriting fees, $3,456,652 fair value of the Class A common stock issued to the underwriters and $525,467 of other offering costs).
Income Taxes
The Company accounts for income taxes under ASC 740, “Income Taxes.” ASC 740, Income Taxes, requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the consolidated financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. As of September 30, 2024 and December 31, 2023, the Company’s deferred tax asset had a full valuation allowance recorded against it.
ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s consolidated financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.
The Company recognizes accrued interest and penalties related to income taxes and unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits as of September 30, 2024 and December 31, 2023. During the three and nine months ended September 30, 2024, the Company’s provision for income taxes included $41,498 for interest and penalties. The $41,498 is included in income taxes payable on the Company’s condensed balance sheets as of September 30, 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction. The Company is subject to income taxation by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
The Company’s effective tax rate was (16.22)% and 98.16% for the three months ended September 30, 2024 and 2023, respectively, and (37.57)% and 36.23% for the nine months ended September 30, 2024 and 2023, respectively. The effective tax rate differs from the statutory tax rate of 21% due to the valuation allowance on the deferred tax assets and the deductibility of penalties on tax obligations and merger and acquisition costs.
While ASC 740 identifies usage of an effective annual tax rate for purposes of an interim provision, it does allow for estimating individual elements in the current period if they are significant, unusual or infrequent. Computing the effective tax rate for the Company is complicated due to the potential impact of the timing of any Business Combination expenses and the actual interest income that will be recognized during the year. The Company has taken a position as to the calculation of income tax expense in a current period based on ASC 740-270-25-3 which states, “If an entity is unable to estimate a part of its ordinary income (or loss) or the related tax (benefit) but is otherwise able to make a reasonable estimate, the tax (or benefit) applicable to the item that cannot be estimated shall be reported in the interim period in which the item is reported.” The Company believes its calculation to be a reliable estimate and allows it to properly take into account the usual elements that can impact its annualized book income and its impact on the effective tax rate. As such, the Company is computing its taxable income (loss) and associated income tax provision based on actual results through September 30, 2024.
Net (Loss) Income Per Common Stock
The Company has two classes of shares, which are referred to as Class A common stock and Class B common stock. Earnings and losses are shared pro rata between the two classes of shares. The 29,648,250 potential common stocks for outstanding warrants to purchase the Company’s shares were excluded from diluted earnings per share for the three and nine months ended September 30, 2024 and 2023 because the warrants are contingently exercisable, and the contingencies have not yet been met and its inclusion would be anti- dilutive. As a result, diluted net income or loss per common stock is the same as basic net income or loss per common stock for the periods. The table below presents a reconciliation of the numerator and denominator used to compute basic and diluted net income or loss per share for each class of common stock:
	For the Three Months Ended September 30, 2024			For the Three Months Ended September 30, 2023
	Class A	Class A and B	Class B	Class A		Class B
	Redeemable common stock	Non-redeemable common stock	Non-redeemable common stock	Redeemable Common stock	Non-redeemable common stock	Non-redeemable common stock
Basic and diluted net (loss) income per share:
Numerator:
Allocation of net (loss) income	$(251,051)	$(624,902)	$—	$1,278	$256	$1,828
Denominator:
Weighted-average shares outstanding including common stock subject to redemption	4,345,663	10,817,000	—	6,630,703	1,329,500	9,487,500
Basic and diluted net (loss) income per share	$(0.06)	$(0.06)	$—	$0.00	$0.00	$0.00

	For the Nine Months Ended September 30, 2024			For the Nine Months Ended September 30, 2023
	Class A	Class A and B	Class B	Class A		Class B
	Redeemable common stock	Non-redeemable common stock	Non-redeemable common stock	Redeemable Common stock	Non-redeemable common stock	Non-redeemable common stock
Basic and diluted net (loss) income per share:
Numerator:
Allocation of net (loss) income	$(426,121)	$(1,060,678)	$—	$883,994	$97,458	695,474
Denominator:
Weighted-average shares outstanding including common stock subject to redemption	4,345,663	10,817,000	—	12,059,248	1,329,500	9,487,500
Basic and diluted net (loss) income per share	$(0.10)	$(0.10)	$—	$0.07	$0.07	$0.07
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Deposit Insurance Corporation coverage of $250,000. At September 30, 2024 and December 31, 2023, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the condensed consolidated balance sheets, primarily due to its short-term nature.
The Company applies ASC 820, which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.
•
Level 1 — Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

•
Level 2 — Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

•
Level 3 — Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

Fair Value of Derivative Liabilities — Backstop Subscription Agreement
The Company accounts for its Backstop Subscription Agreement (see Note 6) in accordance with the guidance contained in ASC 815-40, “Derivatives and Hedging”, under which the Backstop Subscription

Agreement does not meet the criteria for equity treatment and must be recorded as a liability. Accordingly, the Company classified the Backstop Subscription Agreement as a liability at its fair value and adjusts the Backstop Subscription Agreement to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the statements of operations. The Backstop Subscription Agreement is valued using a Probability Weighted Expected Return Method (“PWERM”).
Warrant Classification
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. The Company’s has analyzed the warrants issued in the Initial Public Offering (“Public Warrants”) and warrants included in the Private Placement Units (the “Private Warrants”) and determined they are considered to be freestanding instruments and do not exhibit any of the characteristics in ASC 480 and therefore are not classified as liabilities under ASC 480. The warrants meet all of the requirements for equity classification under ASC 815 and therefore are classified in equity.
Recent Accounting Standards
In August 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. As a smaller reporting company, ASU 2020-06 is effective January 1, 2024 for fiscal years beginning after December 15, 2023 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires disclosure of incremental income tax information within the rate reconciliation and expanded disclosures of income taxes paid, among other disclosure requirements. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company’s management does not believe the adoption of ASU 2023-09 will have a material impact on its financial statements and disclosures.
In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13 — Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This update requires financial assets measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. Since June 2016, the FASB issued clarifying updates to the new standard including changing the effective date for smaller reporting companies. The guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years, with early adoption permitted. The Company adopted ASU 2016-13 on January 1, 2023. The adoption of ASU 2016-13 did not have a material impact on its condensed consolidated financial statements.
The Company’s management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statement.
NOTE 3.   INITIAL PUBLIC OFFERING
Public Units
On December 15, 2021, the Company consummated its IPO of 28,750,000 Units, including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of the over-allotment, at a purchase price of $10.00 per Unit. Each Unit that the Company is offering has a price of $10.00 and consists of one share of Class A common stock and one redeemable warrant. Each whole warrant will entitle the holder to purchase one Class A common stock at a price of $11.50 per share, subject to adjustment.
All of the 28,750,000 shares of common stock sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s certificate of incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. Given that common stock was issued with other freestanding instruments (i.e., public warrants), the initial carrying value of common stock classified as temporary equity is the allocated proceeds based on the guidance in ASC 470-20.
The common stock is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Immediately upon the closing of the IPO, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable common stock resulted in charges against additional paid-in capital and accumulated deficit.

As of September 30, 2024 and December 31, 2023, the common stock subject to redemption reflected on the balance sheet are reconciled in the following table:
Class A common stock subject to possible redemption, January 1, 2023	294,796,918
Less:
Redemptions	(252,315,037)
Plus:
Accretion of carrying value to redemption value	4,510,051
Class A common stock subject to possible redemption, December 31, 2023	46,991,932
Plus:
Accretion of carrying value to redemption value	800,030
Class A common stock subject to possible redemption, March 31, 2024	47,791,962
Plus:
Accretion of carrying value to redemption value	846,082
Class A common stock subject to possible redemption, June 30, 2024	48,638,044
Plus:
Accretion of carrying value to redemption value	857,198
Class A common stock subject to possible redemption, September 30, 2024	49,495,242
NOTE 4.   PRIVATE PLACEMENT
Simultaneously with the closing of the IPO, the Company’s Sponsor purchased an aggregate of 898,250 Private Placement Units, at a price of $10.00 per unit, or $8,982,500 in the aggregate, in a private placement. A portion of the proceeds from the Private Placement Units was added to the proceeds from the IPO held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Units will be worthless.
Each Private Placement Unit will consist of one share of Class A common stock and one redeemable warrant. Each private warrant entitles the holder to purchase one share of Common Stock at a purchase price of $11.50 per share.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Units until 30 days after the completion of the initial Business Combination.
NOTE 5.   RELATED PARTY TRANSACTIONS
Founder Shares
On May 21, 2021, the Sponsor purchased 8,625,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”), for an aggregate price of $25,000. On September 24, 2021, the Company issued 862,500 shares of Class B common stock in connection with a 1.1 stock split, resulting in an aggregate of 9,487,500 shares of Class B common stock outstanding, of which 1,237,500 shares were subject to forfeiture to the extent that the underwriter’s over-allotment option is not exercised. On December 15, 2021, the underwriters fully exercised their over-allotment option, hence, 1,237,500 Founder Shares were no longer subject to forfeiture.
The number of founder shares outstanding was determined so that the founder shares, will represent, on an as-converted basis, 24.81% of the outstanding shares after the IPO (excluding the shares of Class A common stock issued to the representative or its designees upon consummation of this offering, the placement units and securities underlying the placement units and assuming the initial stockholders do not purchase units in this offering).
The initial stockholders have agreed not to transfer, assign or sell any of their founder shares (or shares of common stock issuable upon conversion thereof) until the earlier to occur of: (A) six months after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, if the reported last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any founder shares (the “Lock-up”).
Administrative Support Agreement
Commencing on the effective date of the IPO, the Company will pay an affiliate of the Sponsor $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Company’s initial Business Combination or its liquidation, the Company will cease paying these monthly fees. For the three and nine months ended September 30, 2024, the Company incurred $30,000 and $90,000 for the administrative service fees, respectively, of which $90,000 are recorded as accrued expenses in the balance sheets. For the three and nine months ended September 30, 2023, the Company incurred and paid $30,000 and $90,000 for the administrative service fees.
Working Capital Loans
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds on a non-interest bearing basis as may be required (the “Working Capital Loans”). If the Company completes an initial Business Combination, the Company would repay the Working Capital Loans. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of the Working Capital Loans made by the Sponsor, the Company’s officers and directors, or the Company’s or their affiliates to the Company prior to or in connection with the initial Business Combination may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of the initial Business Combination. The units would be identical to the placement units. Other than as described above, the terms of the Working Capital Loans by the Sponsor, the Company’s officers and directors or their affiliates, if any, have not been determined and no written agreements exist with respect to the Working Capital Loans. The Company does not expect to seek loans from parties other than the Sponsor or an affiliate of the Sponsor as the Company does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.
On February 1, 2023, the Company issued an unsecured convertible promissory note to the Sponsor, pursuant to which the Company borrowed $1,500,000 from the Sponsor for general corporate purposes. Such loan may, at the Sponsor’s discretion, be converted into Units of the Company (as defined above), the conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such Payee by (y) $10.00. The terms of the Working Capital Shares will be identical to those of the Private Units that were issued to the Sponsor in connection with the Initial Public Offering. The Working Capital Loan will not bear any interest and will be repayable by the Company to the Sponsor, if not converted or repaid on the effective date of a Business Combination involving the Company and one or more businesses. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Working Capital Loan). As of September 30, 2024 and December 31, 2023, $1,500,000 and $810,345 in working capital loans were outstanding, respectively.
Advances from Sponsor
As of September 30, 2024, the Sponsor provided working capital and extension deposits on behalf of the Company. These amounts are reflected on the condensed consolidated balance sheets as advances from Sponsor. The advances are non-interest bearing and are payable on demand. At September 30, 2024, the Company had advances owed to the Sponsor in the amount of $2,164,291. At December 31, 2023, the Company had no such advances owed to the Sponsor.
During the three months ended September 30, 2024, the Company received $844,000 from its Sponsor for payment of operating expenses and ongoing business operations. Additionally, during the three months ended September 30, 2024, the Sponsor paid $260,740 to the trust for extension payments.

NOTE 6.   COMMITMENTS AND CONTINGENCIES
Registration Rights
The holders of the founder shares, the representative shares, placement units (including component securities contained therein) and units (including securities contained therein) that may be issued upon conversion of Working Capital Loans, and any shares of Class A common stock issuable upon the exercise of the placement warrants and any shares of Class A common stock and warrants (and underlying Class A common stock) that may be issued upon conversion of the units issued as part of the Working Capital Loans and Class A common stock issuable upon conversion of the founder shares, will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO, requiring the Company to register such securities for resale (in the case of the founder shares, only after conversion to the Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering the Company’s securities.
Underwriting Agreement
On December 15, 2021, the Company paid a cash underwriting discount of 1.0% per Unit, or $2,875,000, as part of the underwriting fee.
Additionally, the underwriter is entitled to a deferred underwriting discount of 3.5% of the IPO gross proceeds or $10,062,500, as a result of the underwriter’s over-allotment exercised in full upon the completion of the Company’s initial Business Combination.
Representative shares
On December 15, 2021, the Company issued to the representative or its designees 431,250 of Class A common stock (“Representative Shares”). The aggregate fair value of the Representative shares was $3,456,652, or $8.02 per share and recorded as offering costs. The Company accounted for the Representative Shares as an offering cost of the Initial Public Offering, with a corresponding credit to stockholders’ equity.
The holders of the Representative Shares have agreed not to transfer, assign or sell any such shares without the Company’s prior consent until the completion of its initial Business Combination. In addition, the holders of the Representative Shares have agreed (i) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the Company’s initial Business Combination and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its initial Business Combination within 15 months from the closing of the IPO. The representative shares are deemed to be underwriters’ compensation by FINRA pursuant to FINRA Rule 5110. Please see Note 8 for valuation methodology and assumptions used to determine the fair value of the Representative Shares.
Right of First Refusal
Subject to certain conditions, the Company granted the representative, for a period of 15 months after the date of the consummation of the Business Combination, an irrevocable right of first refusal to act as sole investment banker, sole book runner, and/or sole placement agent, at the representative’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings for the Company or any of the Company’s successors or current or future subsidiaries. In accordance with FINRA Rule 5110(g)(6)(A), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement of which this prospectus forms a part.

Non-redemption Agreements
The Sponsor entered into Non-Redemption Agreements with various stockholders of the Company (the “Non-Redeeming Stockholders”), pursuant to which these stockholders agreed not to redeem a portion of their shares of Company common stock (the “Non-Redeemed Shares”) in connection with the Special Meeting held on March 10, 2023, but such stockholders retained their right to require the Company to redeem such Non-Redeemed Shares in connection with the closing of the Business Combination. The Sponsor has agreed to transfer to such Non-Redeeming Stockholders an aggregate of 1,149,412 the Founder Shares held by the Sponsor immediately following the consummation of an initial Business Combination. The Company estimated the aggregate fair value of such 1,149,412 Founder Shares transferrable to the Non-Redeeming Stockholders pursuant to the Non-Redemption Agreement to be $8,758,683 or $7.62 per share. The fair value was determined using the probability of a successful Business Combination of 75%, an implied volatility of 4.16%, and the value per shares as of the valuation date of $10.24 derived from an option pricing model for publicly traded warrants. Each Non-Redeeming Stockholder acquired from the Sponsor an indirect economic interest in such Founder Shares. The excess of the fair value of such Founder Shares was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A. Accordingly, in substance, it was recognized by the Company as a capital contribution by the Sponsor to induce these Non-Redeeming Stockholders not to redeem the Non-Redeemed Shares, with a corresponding charge to additional paid-in capital to recognize the fair value of the Founder Shares subject to transfer as an offering cost.
Inflation Reduction Act of 2022 (the “IR Act”)
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.
Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the excise tax should not apply in the event of our liquidation.
On March 10, 2023, in connection with the Company’s Special Meeting, the Company’s stockholders redeemed 22,119,297 Class A shares of Common Stock for a total of $227,776,035. On December 11, 2023, in connection with the Company’s Second Special Meeting, the Company’s stockholders redeemed 2,285,040 Class A shares of Common Stock for a total of $24,539,002, the amounts redeemed were paid out to stockholders on January 5, 2024.
The Company evaluated the current status and probability of completing a Business Combination as of September 30, 2024 and concluded that it is probable that a contingent liability should be recorded. As of September 30, 2024, the Company recorded $2,523,150 of excise tax liability calculated as 1% of shares redeemed on March 10, 2023 and December 15, 2023.
During the second quarter, the IRS issued final regulations with respect to the timing and payment of the excise tax. Pursuant to those regulations, the Company would need to file a return and remit payment for any liability incurred during the period from January 1, 2023 to December 31, 2023 on or before October 31, 2024.
The Company is currently evaluating its options with respect to payment of this obligation. If the Company is unable to pay its obligation in full, it will be subject to additional interest and penalties which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full.
Merger Agreement
On December 22, 2023, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”), and, solely for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of the Company, on the terms and subject to the conditions set forth therein (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, the Company will be renamed “Blaize Holdings, Inc.” (“New Blaize”).
Advisory Agreement
On September 9, 2024, Jefferies LLC (“Jefferies”) was formally engaged by BurTech on September 9, 2024 to serve as its exclusive capital markets advisor in connection with the contemplated transaction involving Blaize (i.e., the Business Combination). In connection therewith, Jefferies is providing capital markets advice to BurTech which includes advice on communicating with the market and preparing to be a public operating company. Under the terms of such engagement, upon the closing of the Business Combination, Jefferies will receive a fee of $4,500,000 in return for such advisory services (the “Jefferies Fee”); provided, however, that up to $1,000,000 of the Jefferies Fee may be deferred by BurTech for a period of up to 12 months subsequent to the closing of the Business Combination (the “Deferred transaction Fee”). Jefferies is also entitled to reimbursement of out-of-pocket fees and expenses incurred by Jefferies in connection with the provision of such advisory services (the “Jefferies Expenses”). The Jefferies Fee and the Jefferies Expenses will be paid in cash. Further, Jefferies has been granted a right of first refusal (“ROFR”), exercisable during the term of the engagement and for a period of 12 months thereafter, with respect to (a) any equity, equity-linked, debt or mezzanine financing or other investment in BurTech (if the ROFR is exercised, Jefferies is permitted to act as one of the lead bookrunning managers, one of the lead global coordinators, one of the lead placement agents and/or one of the joint lead arrangers, as applicable) or (b) any tender or exchange offer for, or consent solicitation with respect to, debt (including, without limitation, convertible debt) securities (if the ROFR is exercised, Jefferies is permitted to act as a nonexclusive solicitation agent for such tender or exchange offer and/or consent solicitation), with compensation in each case payable to Jefferies in an amount that is customary for a transaction of that type, with up to 25% of that compensation able to be offset against the Deferred Transaction Fee if the relevant ROFR transaction closes prior to the expiry of the aforementioned 12-month period.
Company Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, certain stockholders of Blaize entered into a Company Support Agreement (the “Company Support Agreement”) with the Company and Blaize, pursuant to which such stockholders have agreed to, among other things, (i) support and vote in favor of (a) the approval and adoption of the Merger Agreement and the Business Combination, (b) the conversion of each issued and outstanding share of preferred stock of Blaize into one share of

Blaize Common Stock as of immediately prior to the Effective Time, and (c) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination.
Sponsor Support Agreement
On December 22, 2023, concurrently with the execution of the Merger Agreement, the Company and Blaize entered into an agreement (the “Sponsor Support Agreement”) with the Sponsor, pursuant to which, among other things, in connection with the Closing, the Sponsor agreed o (i) vote all its shares of the Company’s Class A common stock in favor of (a) each Transaction Proposal (as defined in the Merger Agreement), including, without limitation, the approval and adoption of the Merger Agreement and the Business Combination, and (b) any other circumstances upon which a consent or other approval with respect to the Merger Agreement and the Business Combination.
Registration Rights Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize, the Sponsor, certain significant securityholders of Blaize and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which New Blaize will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Blaize common stock and other equity securities of New Blaize that are held by the parties thereto from time to time on the terms and subject to the conditions set forth therein.
Lock-up Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize will enter into lock-up agreements (the “Lock-up Agreements”) with (i) certain of New Blaize’s directors and officers, (ii) certain stockholders of New Blaize and (iii) Burkhan, in each case, restricting the transfer of New Blaize common stock and any shares of New Blaize common stock issuable upon the exercise or settlement, as applicable, of New Blaize Options or New Blaize RSUs held by it immediately after the Effective Time from and after the Closing. The restrictions under the Lock-up Agreements begin at the Closing and end on the date that is 180 days after the Closing, or upon the earlier of (x) the last reported sale price of New Blaize common stock reaching $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing and (y) the liquidation of New Blaize.
Stockholders’ Agreement
The Merger Agreement contemplates that, at the Closing, New Blaize will enter into a stockholders’ agreement (the “Stockholders Agreement”), with the Sponsor, Burkhan and certain other controlled affiliates of Burkhan (collectively, the “Stockholder Group”), which will provide, among other things, that so long as the Stockholder Group beneficially owns, in the aggregate, ten percent (10%) or more of the total number of issued and outstanding shares of the New Blaize Common Stock, the Stockholder Group will have the right to designate two out of nine individuals to the Company’s board of directors, subject to step-downs based on ownership of the New Blaize Common Stock as described in the Stockholders’ Agreement.
Amendment to the Merger Agreement
On April 22,2024, the Company entered into an amendment of its Merger Agreement which modified certain terms and conditions as follows:
•
The Company entered into an additional letter agreement which modified its convertible note financing and certain lock-up provisions which will exist in the closing of the Company’s Business Combination.

•
The Company entered into an additional letter agreement in connection with its convertible note financing subject to funding conditions which will exist in the closing of the Company’s Business Combination.

•
The Sponsor and the Company entered into an additional letter agreement, under which the Sponsor agreed to forfeit 2,000,000 Company Shares to be effective immediately prior to the closing of the Business Combination.

•
The Merger Agreement Amendment also revised the aggregate reserve size under the Equity Incentive Plan and ESPP to 20% and the evergreen percentage for the Equity Incentive Plan to 7%.

•
The Company, the Merger Sub, Blaize and Burkhan amended the Agreement and Plan of Merger, amending the original Merger Agreement to make the following adjustments:

•
Increasing the Base Purchase Price from $700 million to $767 million.

•
Acknowledged that the Blaize Note Financing and the Blaize Warrant Financing constitute a Company Financing for all purposes of the Merger Agreement.

•
Added a new component to the definition of “Base Merger Consideration”, which is the product of (a) the number of shares of the Excluded Company Stock multiplied by (b) the Per Company Share Merger Consideration.

•
Added a new component to the definition of “Available Acquiror Cash”, which is the amount contributed by the Sponsor pursuant to the Backstop Subscription Agreement and a new definition of “Cash Ratio,” which means the ratio equal to (x) Available Acquiror Cash, divided by (y) the Minimum Cash Amount.

•
Added a new definition of “Proportionate Shares Number,” which means (a) 325,000 Company Shares multiplied by (b.) the Cash Ratio; (viii) Added a closing condition for the benefit of Blaize requiring that the sum of the Trust Amount plus the amount of funds received pursuant to the Backstop Subscription Agreement shall be no less than the Backstop Amount.

•
Additionally, adjustments were made to various definitions and covenants to reflect the funding commitment of the Sponsor pursuant to the Backstop Subscription Agreement and the amounts of certain convertible notes and pre-funded warrants Burkhan, its Affiliates or nominees purchased from the Company.

Amendment to Underwriting Agreement
On April 26, 2024, the Company and EF Hutton amended the Underwriting Agreement signed on December 10, 2021. In lieu of the Company paying the full Deferred Underwriting Commission, EF Hutton agreed to accept a $1,500,000 cash payment at the Closing of a Business Combination Once this payment is made according to the new terms, the Company’s obligation to deliver the Deferred Underwriting Commission will be fulfilled.
Backstop Subscription Agreement
On April 22, 2024, the Sponsor entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with the Company and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in the Company’s trust account following redemptions and before payment of expenses (the “Trust Amount”) is less than $30,000,000 (the “Backstop Amount”), the Sponsor shall purchase, prior to or substantially concurrently with the closing of the Business Combination, a number of shares of Class A common stock of the Company equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, at a per share purchase price of $10.00 per share.
The Company accounts for its Backstop Subscription Agreement in accordance with the guidance contained in ASC 815-40, “Derivatives and Hedging”, under which the Backstop Subscription Agreement does not meet the criteria for equity treatment and must be recorded as a liability. Accordingly, the Company classified the Backstop Subscription Agreement as a liability at its fair value and adjusts the Backstop Subscription Agreement to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the statements of operations (see Note 8).

NOTE 7.   STOCKHOLDERS’ DEFICIT
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. As of September 30, 2024 and December 31, 2023, there were no shares of preferred stock issued or outstanding.
Class A Common Stock — The Company is authorized to issue 280,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. On December 11, 2023, the Company issued an aggregate of 9,487,495 Class A Shares to the holders of the Company’s shares of Class B Shares upon the exchange of an equal number of Class B Shares (“the Exchange”). On September 30, 2024 and December 31, 2023, there were 10,816,995 shares issued and outstanding (excluding 2,285,040 shares to be redeemed as of December 31, 2023 and excluding 4,345,663 shares subject to possible redemption) as of September 30, 2024 and December 31, 2023.
The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.
On March 10, 2023, the Company’s stockholders redeemed 22,119,297 shares at approximately $10.30 per share.
Class B Common Stock — The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of the Class B common stock are entitled to one vote for each share. On September 24, 2021, the Company issued 862,500 shares of Class B common stock in connection with a 1.1 stock split. Due to the Exchange, on December 11, 2023, the Company converted 9,487,495 Class B Shares to Class A Shares. As of September 30, 2024 and December 31, 2023, there were 5 shares of Class B common stock issued and outstanding.
The number of founder shares outstanding was determined so that the founder shares, will represent, on an as-converted basis, 24.81% of the outstanding shares after the IPO (excluding the shares of Class A common stock issued to the representative or its designees upon consummation of this offering, the placement units and securities underlying the placement units and assuming the initial stockholders do not purchase units in this offering).
The shares of Class B common stock will automatically convert into shares of the Class A common stock at the time of the consummation of the initial Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations etc. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in this prospectus and related to the closing of the initial Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, based on the total number of all shares of common stock outstanding upon the completion of the IPO (excluding the shares of Class A common stock to be issued to the representative or its designees upon consummation of this offering, the placement units and securities underlying the placement units and assuming the initial stockholders do not purchase units in this offering) plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination or any private placement-equivalent units and their underlying securities issued to the Sponsor or its affiliates upon conversion of Working Capital Loans made to the Company). The term “equity-linked securities” refers to any debt or equity securities that are convertible, exercisable or exchangeable for shares of Class A common stock issued in a financing transaction in connection with the initial Business Combination, including but not limited to a private placement of equity or debt. Securities could be “deemed issued” for purposes of the conversion rate adjustment if such shares are issuable upon the conversion or exercise of convertible securities, warrants or similar securities.

Warrants
Each warrant entitles the holder to purchase one share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustment as described herein. The warrants will become exercisable 30 days after the completion of the Company’s initial Business Combination or 12 months after the closing of the IPO.
The warrants will expire at 5:00 p.m., New York City time on the warrant expiration date, which is five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. On the exercise of any warrant, the warrant exercise price will be paid directly to the Company and not placed in the Trust Account.
The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company’s satisfying the Company’s obligations described below with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of Class A common stock underlying such unit.
The Company has agreed that as soon as practicable after the closing of the initial Business Combination to use its best efforts to file with the SEC a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the foregoing, if a registration statement covering the Class A common stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, or the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.
Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon not less than 30 days’ prior written notice of redemption given after the warrants become exercisable (the “30-day redemption period”) to each warrant holder;

•
if, and only if, the reported last sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the warrants become exercisable and ending three business days before the Company sends the notice of redemption to the warrant holders; and

•
If and only if, there is a current registration statement in effect with respect to the shares of Class A common stock underlying such warrants.

If the Company calls the warrants for redemption as described above, the Company’s management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of Class A common stock for the five trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any founder shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below under “Redemption of warrants” will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.
The Private Warrants, as well as any warrants underlying additional units the Company issues to the Sponsor, officers, directors, initial stockholders or their affiliates in payment of Working Capital Loans made to the Company, will be identical to the warrants underlying the Units being offered in the Initial Public Offering, except that they will not be transferable, assignable or saleable until 30 days after the consummation of the initial Business Combination.
NOTE 8.   FAIR VALUE MEASUREMENTS
The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of September 30, 2024 and December 31, 2023 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.
	September 30, 2024	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Money Market Funds held in Trust Account	$49,915,251	$49,915,251	$—	$—
Liabilities:
Derivative Liability – Backstop Subscription Agreement	$446,776	$—	$—	$446,776
	December 31, 2023	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Money Market Funds held in Trust Account	$71,432,177	$71,432,177	$—	$—
	$71,432,177	$71,432,177	$—	$—

The Backstop Subscription Agreement is valued using Probability Weighted Expected Return Model (“PWERM”). The PWERM is a multistep process in which value is estimated based on the probability-weighted present value of various future outcomes. The estimated fair value of the Backstop Subscription Agreement liability is determined using Level 3 inputs. Inherent in the pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the Backstop Subscription Agreement. The expected life of the Backstop Subscription Agreement is assumed to be equivalent to its remaining contractual term. The initial fair value of the Backstop Subscription Agreement as of April 22, 2024, was $361,124. The fair value of the Backstop Subscription Agreement as of September 30, 2024 was $446,776, which resulted in a change in fair value of the Backstop Subscription Agreement of $89,929 for the three months and nine months ended September 30, 2024.
The key inputs of the models used to value the Company’s Backstop Subscription Agreement were as follows:
Inputs	Initial Measurement date of April 22, 2024	September 30, 2024
Stock Price	$11.05	$11.28
Risk-Free Rate	5.39%	4.83%
Weighted Terms	0.48	0.17
Market Implied Likelihood of Initial Business Combination	10.35%	12.1%
The following table provides a summary of the changes in the fair value of the Company’s Level 3 financial instruments that are measured at fair value on a recurring basis for the three and nine months ended September 30, 2024:
Subscription Purchase Agreement
Fair Value as of January 1, 2024	$—
Initial Measurement on April 22, 2024	361,124
Change in Fair Value	(4,277)
Fair Value as of June 30, 2024	356,847
Change in Fair Value	89,929
Fair Value as of September 30, 2024	$446,776
NOTE 9.   SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events, other than below, that would have required adjustment or disclosure in the unaudited condensed consolidated financial statements.
On October 15, 2024, the Sponsor deposited $130,370 into the Trust account to extend the life of the Company from October 15, 2024 to November 15, 2024.
On October 10, 2024 and October 30, 2024 the Company was advanced an additional $10,000 and $80,000, respectively on each date, from its Sponsor for payment of operating expenses and ongoing business operations.

Annex A-1
AGREEMENT AND PLAN OF MERGER
by and among
BURTECH ACQUISITION CORP.,
BURTECH MERGER SUB INC.,
BLAIZE, INC.,
and
BURKHAN CAPITAL LLC
(for the limited purposes set forth herein)
dated as of December 22, 2023

A-1-i

A-1-ii

A-1-iii

Exhibits
Exhibit A	Form of Amended and Restated Certificate of Incorporation of Acquiror
Exhibit B	Form of Amended and Restated Bylaws of Acquiror
Exhibit C	Form of Company Support Agreement
Exhibit D	Form of Sponsor Support Agreement
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Lock-Up Agreement
Exhibit G	Form of Stockholders’ Agreement
Exhibit H	Form of Burkhan Warrant

A-1-iv

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger, dated as of December 22, 2023 (this “Agreement”), is made and entered into by and among BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), Blaize, Inc., a Delaware corporation (the “Company”) and, solely for purposes of Section 3.1 and Section 3.5, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”). Acquiror, Merger Sub, the Company and, solely with respect to Section 3.1 and Section 3.5, Burkhan are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 1.1.
RECITALS
WHEREAS, (a) Acquiror is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses and (b) Merger Sub is a newly formed, wholly owned, direct subsidiary of Acquiror that was formed for the purpose of consummating the transactions contemplated by this Agreement and the Ancillary Agreements (the “Transactions”);
WHEREAS, upon the terms and subject to the conditions of this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Closing, (i) Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will cease and the Company will be the surviving corporation and a direct wholly owned subsidiary of Acquiror (the “Merger”) and (ii) Acquiror will change its name to “Blaize Holdings, Inc.”;
WHEREAS, immediately prior to the Effective Time: (i) (a) the outstanding principal together with all accrued and unpaid interest on the Company Convertible Notes (as defined below) will automatically be converted into a number of shares of Company Common Stock (as defined below) in accordance with the terms of such Company Convertible Notes and the Company Convertible Note Purchase Agreements, as applicable and (b) each share of Company Preferred Stock (as defined below) will be converted into one share of Company Common Stock (collectively, the “Company Security Conversion”); and (ii) unless otherwise exercised prior to the Effective Time, the outstanding Company Warrants will, as applicable, automatically (x) expire or (y) be exercised in full for shares of Company Common Stock, in each case, in accordance with the terms of such Company Warrant (the “Warrant Event”);
WHEREAS, upon the Effective Time (and, for the avoidance of doubt, following the Company Security Conversion, the Warrant Event and the Burkhan Conversion Event), each share of the Company Common Stock, will be converted into the right to receive a portion of the Total Merger Consideration as set forth in this Agreement;
WHEREAS, the Parties intend that for U.S. federal income tax purposes, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder, to which each of Acquiror, Merger Sub and the Company are parties under Section 368(b) of the Code and the Treasury Regulations promulgated thereunder;
WHEREAS, the Company Board has (i) determined that this Agreement and the other documents contemplated hereby to which the Company is a party and the Transactions are advisable and in the best interests of the Company and its stockholders, (ii) unanimously authorized and approved the execution, delivery and performance by the Company of this Agreement and the other documents contemplated hereby to which the Company is a party and the Transactions and (iii) recommended the adoption and approval of this Agreement and the other documents contemplated hereby to which the Company is a party and the Transactions by the Company’s stockholders;
WHEREAS, the Acquiror Board has (i) determined that it is advisable for Acquiror to enter into this Agreement and the other documents contemplated hereby to which the Acquiror is a party, (ii) unanimously approved the execution and delivery of this Agreement and the other documents contemplated hereby to which the Acquiror is a party and the Transactions, and (iii) recommended the adoption and approval of this Agreement and the Transactions by the Acquiror Stockholders;

A-1-1

WHEREAS, the Merger Sub Board has (i) determined that it is advisable for Merger Sub to enter into this Agreement and the other documents contemplated hereby to which Merger Sub is a party, (ii) approved the execution and delivery of this Agreement and the other documents contemplated hereby to which Merger Sub is a party and the Transactions, and (iii) recommended the adoption and approval of this Agreement and the Transactions by Acquiror, as sole stockholder of Merger Sub;
WHEREAS, Acquiror, as sole stockholder of Merger Sub, immediately following the execution and delivery of this Agreement, will approve and adopt this Agreement and the Transactions;
WHEREAS, in furtherance of the Merger and in accordance with the terms hereof, Acquiror shall provide an opportunity to its stockholders to have their outstanding shares of Acquiror Common Stock redeemed on the terms and subject to the conditions set forth in this Agreement and Acquiror’s Governing Documents (as defined below) in connection with obtaining the Acquiror Stockholder Approval (as defined below);
WHEREAS, at the Effective Time, Acquiror shall amend and restate (i) the certificate of incorporation of Acquiror to be substantially in the form of Exhibit A attached hereto (as so amended and restated, the “Acquiror Charter”) and (ii) the bylaws of Acquiror to be substantially in the form of Exhibit B attached hereto (the “Acquiror Bylaws”);
WHEREAS, simultaneously with the execution and delivery of this Agreement, the Requisite Company Stockholders (as defined below), the Company and Acquiror have each executed the Company Support Agreement, in the form attached hereto as Exhibit C (the “Company Support Agreement”), pursuant to which the Requisite Company Stockholders have agreed to, among other things, approve this Agreement and the Transactions, including the Merger, as soon as reasonably practicable following the effectiveness of the Proxy Statement / Registration Statement, which shall constitute the Company Stockholder Approvals (as defined below);
WHEREAS, contemporaneously with the execution of this Agreement, Sponsor, Acquiror and the Company have entered into a support agreement, substantially in the form attached hereto as Exhibit D pursuant to which the Sponsor and such other parties have agreed to, among other things, approve this Agreement and the Transactions, including the Merger (the “Sponsor Support Agreement”);
WHEREAS, at the Closing, Acquiror, the Sponsor, certain stockholders of the Company, and certain of their respective Affiliates, as applicable, shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form attached hereto as Exhibit E (with such changes as may be agreed in writing by Acquiror and the Company), which shall be effective as of the Closing;
WHEREAS, at the Closing, Acquiror, and certain of the Company Stockholders shall enter into Lock-Up Agreements (the “Lock-Up Agreements”) substantially in the form attached hereto as Exhibit F (with such changes as may be agreed in writing by Acquiror and the Company), which shall be effective as of the Closing; and
WHEREAS, at the Closing, Acquiror, the Sponsor and Burkhan (and/or its Affiliates and/or nominees) shall enter into a Stockholders’ Agreement (the “Stockholders’ Agreement”) substantially in the form attached hereto as Exhibit G, which shall be effective as of the Closing.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Acquiror, Merger Sub and the Company, intending to be legally bound, hereby agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
Section 1.1   Definitions.   As used herein, the following terms shall have the following meanings:
“Acquiror” has the meaning specified in the preamble hereto.
“Acquiror Benefit Plan” has the meaning specified in Section 5.18.

A-1-2

“Acquiror Board” means the board of directors of Acquiror.
“Acquiror Bylaws” has the meaning specified in the recitals hereto.
“Acquiror Charter” has the meaning specified in the recitals hereto.
“Acquiror Class A Common Stock” means the shares of Class A common stock, par value $0.0001 per share, of Acquiror.
“Acquiror Class B Common Stock” means the shares of Class B common stock, par value $0.0001 per share, of Acquiror.
“Acquiror Common Stock” means Acquiror Class A Common Stock and Acquiror Class B Common Stock.
“Acquiror Cure Period” has the meaning specified in Section 10.1(i).
“Acquiror Disclosure Letter” has the meaning specified in the introduction to Article V.
“Acquiror Extension Expenses” means (a) any out-of-pocket fees and expenses paid or payable by Acquiror or its Affiliates (whether or not billed or accrued for) as a result of or in connection with the negotiation, documentation and consummation of an Extension (including (i) submitting a proposal to the Acquiror Stockholders pursuant to an Extension Proxy Statement and (ii) providing such definitive Extension Proxy Statement to the Acquiror stockholders) and (b) any cash deposits made or to be made into the Trust Account by Acquiror, Sponsor or any of their respective Affiliates or permitted designees for the purpose of extending the time period for Acquiror to consummate a Business Combination.
“Acquiror Fundamental Representations” means the representations and warranties made pursuant to the first and second sentences of Section 5.1 (Company Organization), Section 5.2(a) (Due Authorization) and Section 5.13 (Brokers’ Fees).
“Acquiror Indemnified Parties” has the meaning specified in Section 7.5(a).
“Acquiror Intervening Event” means any change, event, state of facts, development, circumstance, occurrence or effect or change in circumstances or facts, including any change in probability or magnitude of circumstances, in each case that materially affects the business or assets of Acquiror (collectively, “Events”) (but specifically excluding any Business Combination Proposal or the timing of any approval or clearance of any Governmental Authority required for the consummation of the Transactions and any other Event to the extent that such Event would not be deemed to constitute, or be taken into account in determining whether there has been or will be an Acquiror Material Adverse Effect or a Company Material Adverse Effect, as applicable, pursuant to the definitions of such terms (including the final provisos thereof)) and that (i) was not known and was not reasonably foreseeable to Acquiror or the Acquiror Board as of the date hereof (or the consequences of which were not reasonably foreseeable to the Acquiror Board as of the date hereof), and (ii) becomes known to Acquiror or the Acquiror Board after the date of this Agreement but prior to obtaining the Acquiror Stockholder Approval.
“Acquiror Material Adverse Effect” means any Event that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of Acquiror and its Subsidiaries, taken as a whole, or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of Acquiror or Merger Sub to enter into and perform their obligations under this Agreement and consummate the Transactions, including the Merger; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, an “Acquiror Material Adverse Effect” pursuant to clause (i) above: (a) any change in applicable Laws or GAAP or any interpretation thereof following the date of this Agreement, (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) the taking of any action required by this Agreement, (d) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic or change in climate (including any effect directly resulting from, directly arising from or otherwise directly related to such natural disaster, pandemic, or change in climate), (e) any acts of terrorism or war (including cyberterrorism), the outbreak or

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escalation of hostilities, geopolitical conditions, local, national or international political conditions, (f) any Event attributable to the announcement of this Agreement or execution, pendency, negotiation or consummation of the Merger or any of the other Transaction, (it being understood that this clause (f) shall be disregarded for purposes of the representation and warranty set forth in Section 5.3 and the condition to Closing with respect thereto), or (g) actions taken by, or at the written request of, the Company.
“Acquiror Option” has the meaning specified in Section 3.8.
“Acquiror Private Placement Warrants” means the warrants forming a part of the units sold to the Sponsor in a private placement that occurred simultaneously with the consummation of Acquiror’s initial public offering;
“Acquiror Public Warrant” means the redeemable warrants that were included in the units sold as part of Acquiror’s initial public offering, each of which entitled the holder thereof to purchase one (1) share of Acquiror Common Stock at an exercise price of eleven Dollars fifty cents ($11.50).
“Acquiror RSUs” has the meaning specified in Section 3.8.
“Acquiror SEC Filings” has the meaning specified in Section 5.5(a).
“Acquiror Securities” has the meaning specified in Section 5.12(a).
“Acquiror Share Redemption” means the election of an eligible (as determined in accordance with Acquiror’s Governing Documents) holder of Acquiror Class A Common Stock to redeem all or a portion of the shares of Acquiror Class A Common Stock held by such holder at a per-share price, payable in cash, equal to a pro rata share of the aggregate amount on deposit in the Trust Account (including any interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes pursuant to the Trust Agreement) (as determined in accordance with Acquiror’s Governing Documents and the Trust Agreement) in connection with the Transaction Proposals and/or any Extension.
“Acquiror Share Redemption Amount” means the aggregate amount payable with respect to all Acquiror Share Redemptions (including any Excise Taxes).
“Acquiror Stockholder Approval” means the approval of the Transaction Proposals, in each case, by the affirmative vote of the holders of the requisite number of shares of Acquiror Common Stock entitled to vote, whether in person or by proxy, at the Acquiror Stockholders’ Meeting, in accordance with Acquiror’s Governing Documents and applicable Law.
“Acquiror Stockholders” means the stockholders of Acquiror.
“Acquiror Stockholders’ Meeting” has the meaning specified in Section 8.2(b)(i).
“Acquiror Transaction Expenses” means the following out-of-pocket fees and expenses paid or payable by Acquiror or any of its Subsidiaries or any of their respective Affiliates (whether or not billed or accrued for) as a result of or in connection with the negotiation, documentation and consummation of the Transactions (including any Private Placement Investment), and any other Business Combination Proposal or Business Combination that the Acquiror has solicited, proposed, submitted, negotiated or otherwise considered, in each case including (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers (including deferred underwriting expenses), (ii) change-in-control payments, transaction bonuses, retention payments, severance or similar compensatory payments payable by Acquiror or any of its Subsidiaries to any current or former employee (including any amounts due under any consulting agreement with any such former employee), independent contractor, officer, or director of Acquiror or any of its Subsidiaries as a result of the Transactions (and not tied to any subsequent event or condition, such as a termination of employment), including the employer portion of any payroll Taxes arising therefrom, (iii) fifty percent (50%) of any Transfer Taxes, (iv) any Excise Taxes payable in connection with any Acquiror Share Redemption, (v) fifty percent (50%) of all of the filing fees, administrative fees, costs and expenses payable by Acquiror or any of its Subsidiaries, or the Company or any of its Subsidiaries, to the Governmental Authorities in connection with the Transactions (including, for the avoidance of doubt, the HSR Act filing fees described in Section 8.1), (vi) all fees and expenses incurred in connection

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with obtaining the Acquiror Stockholder Approval and all Acquiror Extension Expenses; and (vii) all amounts due and payable with respect to Indebtedness of the Acquiror or its Subsidiaries, including the Working Capital Loans.
“Acquiror Warrants” means the Acquiror Public Warrants and the Acquiror Private Placement Warrants.
“Action” means any claim, action, suit, audit, examination, assessment, arbitration, mediation or written inquiry, or any proceeding, investigation or judgment by or before any Governmental Authority.
“Additional Quarterly Financial Statements” has the meaning specified in Section 6.3(a).
“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise; provided, that in no event shall the Sponsor be considered an Affiliate of any portfolio company or any investment fund affiliated with or managed by the Persons set forth on Section 1.1-A of the Acquiror Disclosure Letter, nor shall any portfolio company or any investment fund affiliated with or managed by the Persons set forth on Section 1.1-A of the Acquiror Disclosure Letter be considered to be an Affiliate of Sponsor.
“Affiliate Agreements” has the meaning specified in Section 4.12(a)(v).
“Aggregate Company Shares” means, without duplication, (i) the sum of the number of shares of Company Common Stock that are (a) issued and outstanding immediately prior to the Effective Time (for the avoidance of doubt, after giving effect to the Company Security Conversion and the Warrant Event, but excluding any shares of Burkhan Company Stock and any shares of Company Common Stock to be cancelled pursuant to Section 3.2(d)) and (b) issuable upon the exercise or settlement of Company Awards (in each case, whether or not vested or currently exercisable) that are outstanding immediately prior to the Effective Time minus (ii) a number of shares of Company Common Stock equal to the quotient of (x) the Aggregate Option Exercise Price divided by (y) the Per Company Share Merger Consideration.
“Aggregate Option Exercise Price” means the sum of the aggregate cash exercise prices of all Company Options (in each case, whether or not vested or currently exercisable) that are outstanding as of immediately prior to the Effective Time.
“Agreement” has the meaning specified in the preamble hereto.
“Agreement End Date” has the meaning specified in Section 10.1(d).
“Allocation Schedule” has the meaning specified in Section 2.8(a).
“Ancillary Agreements” means each agreement, instrument or document attached hereto as an exhibit, and the other agreements, certificates and instruments to be executed or delivered by any of the Parties in connection with or pursuant to this Agreement.
“Anti-Bribery Laws” means the anti-bribery provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and all other applicable anti-corruption and anti-bribery Laws (including the UK Bribery Act 2010, and any rules or regulations promulgated thereunder or other Laws of other countries implementing the OECD Convention on Combating Bribery of Foreign Officials).
“Antitrust Authorities” means the Antitrust Division of the United States Department of Justice, the United States Federal Trade Commission or the antitrust or competition Law authorities of any other jurisdiction (whether United States, foreign or multinational).
“Antitrust or FDI Information or Document Request” means any request or demand for the production, delivery or disclosure of documents, information or other evidence, or any request or demand for the production of witnesses for interviews or depositions or other oral or written testimony, by any Antitrust Authorities or FDI Authorities relating to the Transactions or by any third party challenging the Transactions,

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including any so called “second request” for additional information or documentary material or any civil investigative demand made or issued by any Antitrust Authority or FDI Authority or any subpoena, interrogatory or deposition.
“Arm’s Length Basis” has the meaning specified in Section 4.15(r).
“Available Acquiror Cash” means, without duplication, (i) the Trust Amount, plus (ii) the proceeds of any Private Placement Investment actually received by Acquiror prior to or substantially concurrently with the Closing (provided, that, for the avoidance of doubt, Available Acquiror Cash shall exclude any financing proceeds that are subject to any conditions that have not been duly satisfied, waived or achieved prior to the Closing (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof)), plus (iii) the aggregate gross proceeds of $5,000,000 received by the Company pursuant to that certain Note Purchase Agreement, dated as of July 3, 2023, by and among the Company and the lenders party thereto, plus (iv) any and all proceeds from Company Financings received by the Company after the date hereof and prior to or substantially concurrently with the Closing (including, for the avoidance of doubt, the aggregate gross proceeds received by the Company from the issuance of the Burkhan Convertible Notes and the Burkhan Warrants), minus (v) the amount required to pay all Acquiror Transaction Expenses (including, for the avoidance of doubt, any deferred underwriting commissions and Acquiror Extension Expenses) and all Company Transaction Expenses.
“BAC Group” has the meaning specified in Section 11.18(a).
“Base Merger Consideration” means the aggregate number of shares of Acquiror Class A Common Stock equal to (a) the quotient (such quotient, the “Company Base Merger Consideration”) obtained by dividing (i) the sum of (x) the Base Purchase Price, plus (y) $70,000,000, by (ii) $10.00, plus (b) the product of (i) the number of shares of Burkhan Company Stock multiplied by (ii) the Per Company Share Merger Consideration.
“Base Purchase Price” means an amount equal to $700,000,000.
“Blaize Group” has the meaning specified in Section 11.18(b).
“Burkhan Conversion Event” has the meaning specified in Section 3.1(a).
“Burkhan Convertible Notes” has the meaning specified in Section 3.1(a).
“Burkhan Earnout Shares” has the meaning specified in Section 3.5(b).
“Burkhan Instruments” has the meaning specified in Section 3.1(a).
“Burkhan Warrants” has the meaning specified in Section 3.1(a).
“Business Combination” has the meaning set forth in Acquiror’s Governing Documents as in effect on the date hereof.
“Business Combination Deadline” has the meaning specified in Section 7.8(a).
“Business Combination Proposal” means any offer, inquiry, proposal or indication of interest (whether written or oral, binding or non-binding) relating to a Business Combination.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to close.
“Change in Control” means (i) a purchase, sale, exchange, business combination or other transaction (including a merger or consolidation of Acquiror or the Company with or into any other corporation or other entity) in which the equity securities of Acquiror or the Company, their successor, or the surviving entity of such business combination or other transaction are not registered under the Exchange Act or listed or quoted for trading on a national securities exchange, (ii) a sale, lease, exchange or other transfer (including a merger) in one transaction or a series of related transactions of assets representing 50% or more of the value of Acquiror’s or the Company’s assets (including, after the Closing, the capital stock of the Company and other Subsidiaries of Acquiror) to a third party or (iii) the transfer to or acquisition by (whether by

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tender offer, merger, consolidation, division or other similar transaction), in one transaction or a series of related transactions, a person or entity or group of affiliated persons or entities (other than an underwriter pursuant to an offering), of Acquiror’s or the Company’s voting securities if, after such transfer or acquisition, such person, entity or group of affiliated persons or entities would beneficially own (as defined in Rule 13d-3 promulgated under the Exchange Act) more than 50% of the outstanding voting securities of Acquiror or the Company.
“Closing” has the meaning specified in Section 2.3(a).
“Closing Date” has the meaning specified in Section 2.3(a).
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company” has the meaning specified in the preamble hereto.
“Company Awards” means, collectively, the Company RSUs and Company Options.
“Company Benefit Plan” has the meaning specified in Section 4.13(a).
“Company Board” means the board of directors of the Company.
“Company Charter” means the Restated Certificate of Incorporation of the Company, dated as of December 12, 2022, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Company Common Stock” means the shares of common stock, par value $0.00001 per share, of the Company.
“Company Convertible Note Purchase Agreements” means, collectively (i) that certain Note Purchase Agreement, dated as of July 3, 2023, by and among the Company and the lenders party thereto and (ii) that certain Note Purchase and Exchange Agreement, dated as of December 9, 2022, by and among the Company and the lenders party thereto, in each case, as amended and/or restated from time to time.
“Company Convertible Notes” means the convertible promissory notes issued by the Company pursuant to the Company Convertible Note Purchase Agreements (excluding, for the avoidance of doubt, the Burkhan Convertible Notes).
“Company Cure Period” has the meaning specified in Section 10.1(d).
“Company Disclosure Letter” has the meaning specified in the introduction to Section 3.8.
“Company Earnout Shares” has the meaning specified in Section 3.5(a).
“Company Financing” means a private placement of (i) secured convertible promissory notes of the Company by, or any other form of investment in or financing of (either directly or indirectly), the Company that is consummated with Burkhan and/or its Affiliates and/or nominees after the date hereof and prior to or substantially concurrently with the Closing providing up to an aggregate amount of $25,000,000 to the Company, and (ii) equity, equity-linked or debt securities of the Company by, or any other form of investment or financing of (either director or indirectly), the Company that is consummated with any Person (other than Burkhan and/or its Affiliates and/or nominees) after the date hereof and prior to or substantially concurrently with the Closing; provided, that, any investment or financing described in this clause (ii) (x) shall not be senior in right of payment or rights upon liquidation or dissolution to the Burkhan Convertible Notes, and (y) shall not have a higher interest rate, or a higher conversion rate for purposes of a conversion of such financing instrument, in each case, than the applicable rate set forth in the Burkhan Convertible Notes.
“Company Fundamental Representations” means the representations and warranties made pursuant to the first and second sentences of Section 4.1 (Company Organization), the first and second sentences of Section 4.2 (Subsidiaries), Section 4.3 (Due Authorization) and Section 4.16 (Brokers’ Fees).
“Company Incentive Plan” means the Amended and Restated 2011 Stock Plan of the Company.

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“Company Indemnified Parties” has the meaning specified in Section 7.5(a).
“Company Intellectual Property” means Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means any Event that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of the Company to consummate the Merger; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect” pursuant to clause (i) above: (a) any change in applicable Laws or GAAP or any interpretation thereof following the date of this Agreement, (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) the taking of any action required by this Agreement, (d) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic or change in climate (including any effect directly resulting from, directly arising from or otherwise directly related to such natural disaster, pandemic, or change in climate), (e) any acts of terrorism or war (including cyberterrorism), the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, (f) any failure of the Company to meet any projections or forecasts (provided, that clause (f) shall not prevent any Event not otherwise excluded from this definition of Company Material Adverse Effect underlying such failure to meet projections or forecasts from being taken into account in determining if a Company Material Adverse Effect has occurred), (g) any Events generally applicable to the industries or markets in which the Company and its Subsidiaries operate (including increases in the cost of products, supplies, materials or other goods purchased from third party suppliers), or (h) the announcement of this Agreement or execution, pendency, negotiation or consummation of the Transactions, including any termination of, reduction in the scope of, or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on, relationships, contractual or otherwise, with any landlords, customers, suppliers, distributors, partners or employees of the Company and its Subsidiaries (it being understood that this clause (h) shall be disregarded for purposes of the representation and warranty set forth in Section 4.4 and the condition to Closing with respect thereto), (i) actions taken by, or at the written request of, Acquiror or Merger Sub, (j) any action referred to in Section 6.1 taken by the Company with Acquiror’s consent, or (k) the failure to take any action referred to in Section 6.1 that was not taken by the Company because Acquiror withheld its consent; provided, that, with respect to clauses (j) and (k), the Event underlying such action or inaction may be taken into account in determining a Company Material Adverse Effect.
“Company Option” means an option to purchase shares of Company Common Stock granted under the Company Incentive Plan.
“Company Preferred Stock” means, collectively, the Series Seed Shadow Preferred Stock, Series A Shadow Preferred Stock, Series B Shadow Preferred Stock, Series C Shadow Preferred Stock, Series D Shadow Stock and the Senior Series D Shadow Stock.
“Company Registered Intellectual Property” has the meaning specified in Section 4.21(a).
“Company RSU” means a restricted stock unit relating to Company Common Stock granted under the Company Incentive Plan.
“Company Securities” means, collectively, the Company Common Stock, the Company Preferred Stock, the Company Convertible Notes, the Company RSUs and the Company Options. For the avoidance of doubt, the Company Securities shall exclude the Burkhan Instruments and any shares of the Company Common Stock issuable upon the Burkhan Conversion Event.
“Company Security Conversion” has the meaning specified in the recitals hereto.
“Company Software” means any and all Software that embodies or constitutes any Company Intellectual Property from which the Company or its Subsidiaries (i) have derived revenue (directly or indirectly) within the three (3) years preceding the date hereof, (ii) are currently deriving revenue (directly or indirectly), or

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(iii) currently plan or are scheduled to derive revenue (directly or indirectly), in each case with respect to (i)  – (iii), from the sale, license, maintenance or other provision thereof.
“Company Stockholder Approvals” means the approval of this Agreement and the Transactions, including the Merger and the transactions contemplated thereby, by the affirmative vote or written consent of (i) the holders of a majority of the outstanding shares of Company Common Stock and Company Preferred Stock, voting together as a single class on an as-converted basis, (ii) the holders of a majority of the outstanding shares of Company Preferred Stock, voting together as a single class on an as-converted basis, (iii) the holders of a majority of the outstanding shares of Series C Shadow Preferred Stock, voting together as a separate class, and (iv) the holders of a majority of the outstanding shares of Series D Shadow Stock and Senior Series D Shadow Stock, voting together as a single class on an as-converted basis, in each case, pursuant to the terms and subject to the conditions of the Company’s Governing Documents and applicable Law.
“Company Stockholder Written Consent” has the meaning specified in Section 8.2(d).
“Company Stockholders” means any holder of Company Securities as of immediately prior to the Effective Time (after giving effect to the Company Security Conversion and the Warrant Event).
“Company Support Agreement” has the meaning specified in the recitals hereto.
“Company Systems” means the information technology systems that are owned or controlled by (including by Contract) the Company or any of its Subsidiaries.
“Company Transaction Expenses” means the following out-of-pocket fees and expenses paid or payable by the Company or any of its Subsidiaries (whether or not billed or accrued for) as a result of or in connection with the negotiation, documentation and consummation of the Transactions: (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers of or to the Company or any of its Subsidiaries (including with respect to any Company Financing), (ii) change-in-control payments, transaction bonuses, retention payments, severance or similar compensatory payments payable by the Company or any of its Subsidiaries to any current or former employee (including any amounts due under any consulting agreement with any such former employee), independent contractor, officer, or director of the Company or any of its Subsidiaries as a result of the Transactions (and not tied to any subsequent event or condition, such as a termination of employment), including the employer portion of any payroll Taxes arising therefrom, (iii) fifty percent (50%) of any Transfer Taxes, (iv) fifty percent (50%) of all of the filing fees, administrative fees, costs and expenses payable by Acquiror or any of its Subsidiaries, or the Company or any of its Subsidiaries, to the Governmental Authorities in connection with the Transactions (including, for the avoidance of doubt, the HSR Act filing fees described in Section 8.1) and (v) amounts owing or that may become owed, payable or otherwise due, directly or indirectly, by the Company or any of its Subsidiaries in connection with the consummation of the Transactions.
“Company Warrants” means warrants to purchase equity securities of the Company (excluding, for the avoidance of doubt, the Burkhan Warrants).
“Confidentiality Agreement” has the meaning specified in Section 11.10.
“Constituent Corporations” has the meaning specified in Section 2.1(a).
“Contracts” means any legally binding contracts, agreements, subcontracts, leases, and purchase orders.
“Copyrights” has the meaning specified within the definition of “Intellectual Property.”
“D&O Indemnified Parties” has the meaning specified in Section 7.5(a).
“Data Breach” has the meaning specified in Section 4.22(b).
“DGCL” has the meaning specified in the recitals hereto.

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“Disclosure Letter” means, as applicable, the Company Disclosure Letter or the Acquiror Disclosure Letter.
“Dissenting Shares” has the meaning specified in Section 3.7.
“Dollars” or “$” means lawful money of the United States.
“Earnout Period” means the time period commencing on the Closing Date and ending on the five (5) year anniversary of the Closing Date.
“Earnout Shares” has the meaning specified in Section 3.5(b).
“Effective Time” has the meaning specified in Section 2.3(b).
“Eligible Company Holder” means Company Stockholders as of immediately prior to the Effective Time.
“Eligible Holder” means each Eligible Company Holder and Burkhan.
“Enforceability Exceptions” has the meaning specified in Section 4.3(a).
“Environmental Laws” means any and all applicable Laws relating to Hazardous Materials, pollution, the protection or management of the environment or natural resources, or the protection of human health and safety from exposure to Hazardous Materials.
“Environmental Permits” has the meaning specified in Section 4.23(a).
“Equity Incentive Plan” has the meaning specified in Section 7.9.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” of the Company means any Affiliate or business, whether or not incorporated, that together with the Company would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.
“ESPP” has the meaning specified in Section 7.9.
“Event” has the meaning specified within the definition of “Acquiror Intervening Event.”
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Agent” has the meaning specified in Section 3.4(a).
“Excise Tax” means any Taxes imposed on Acquiror pursuant to Section 4501 of the Code (and any related guidance, including IRS Notice 2023-2) with respect to Acquiror Share Redemptions.
“Excluded Shares” means (i) any shares of Company Common Stock held by the Company as treasury stock and (ii) any Dissenting Shares.
“Export Approvals” has the meaning specified in Section 4.26(a).
“Extension” has the meaning specified in Section 7.8(a).
“Extension Proxy Statement” has the meaning specified in Section 7.8(a).
“FDI Authorities” means the Secretary of State under the NSI Act or the foreign investment authorities of any other jurisdiction.
“Financial Statements” has the meaning specified in Section 6.3(a).
“Foreign Benefit Plan” has the meaning specified in Section 4.13(a).
“GAAP” means generally accepted accounting principles in the United States as in effect from time to time, consistently applied.

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“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a corporation are its certificate of incorporation and bylaws, the “Governing Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership, the “Governing Documents” of a limited liability company are its operating agreement and certificate of formation (in each case, as amended, restated, amended and restated or otherwise modified from time to time).
“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, legislature, court or tribunal.
“Governmental Authorization” has the meaning specified in Section 4.5.
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.
“Hazardous Material” means any substance, material or waste that is (a) regulated, classified, or otherwise characterized under or pursuant to any Environmental Law as “hazardous,” “toxic,” “pollutant,” “contaminant,” “radioactive,” or words of similar meaning or effect, or (b) to which liability or standards of conduct may be imposed pursuant to Environmental Law.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Indebtedness” means with respect to any Person, without duplication, any obligations, contingent or otherwise, in respect of (i) the principal of and premium (if any) in respect of all indebtedness for borrowed money, including accrued interest and any per diem interest accruals, (ii) the principal and interest components of capital lease or finance lease obligations under GAAP, (iii) amounts drawn (including any accrued and unpaid interest) on letters of credit, bank guarantees, bankers’ acceptances and other similar instruments (solely to the extent such amounts have actually been drawn), (iv) the principal of and premium (if any) in respect of obligations evidenced by bonds, debentures, notes, mortgages and similar instruments, (v) the termination value of interest rate protection agreements and currency obligation swaps, hedges or similar arrangements (without duplication of other indebtedness supported or guaranteed thereby), (vi) the principal component of all obligations to pay the deferred and unpaid purchase price of services or property and equipment which have been delivered, including “earn outs” and “seller notes” and (vii) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the Transactions in respect of any of the items in the foregoing clauses (i) through (vi), and (viii) all Indebtedness of another Person referred to in clauses (i) through (vii) above guaranteed directly or indirectly, jointly or severally.
“Independent Directors” has the meaning specified in Section 8.2(e).
“Indian Subsidiary” means Blaize New Computing Technologies India Private Limited.
“Intellectual Property” means any and all intellectual property rights and industrial property rights in or to the following, throughout the world, including rights with respect to: (i) patents (including all reissues, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications, and other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventor’s certificates, petty patents and patent utility models) (“Patents”); (ii) registered and unregistered trademarks, logos, service marks, trade dress and trade names, slogans, pending applications therefor, renewals and extensions of any of the foregoing, together with the goodwill of the Company or any of its Subsidiaries or their respective businesses symbolized by or associated with any of the foregoing (“Trademarks”); (iii) registered and unregistered copyrights, applications for registration of copyright, and renewals, extensions, and reversions of any of the foregoing (“Copyrights”); (iv) other rights in works of authorship; (v) internet domain names; (vi) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques and other confidential information; (vii) rights of publicity; (viii) rights in Software; (ix) all rights to sue for and remedies against past, present and future infringements, misappropriate or dilution of any or all of the foregoing and rights of

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priority and protection of interests therein under the Laws of any jurisdiction worldwide; and (x) all other proprietary, intellectual property and other rights relating to any or all of the foregoing.
“Intended Tax Treatment” has the meaning specified in Section 2.7(a).
“Interim Period” has the meaning specified in Section 6.1.
“International Trade Laws” means all applicable Laws relating to the import, export, re-export, deemed export, deemed re-export, or transfer of information, data, goods, and technology, including but not limited to the Export Administration Regulations administered by the United States Department of Commerce, the International Traffic in Arms Regulations administered by the United States Department of State, customs and import Laws administered by United States Customs and Border Protection, any other export or import controls administered by an agency of the United States government, the anti-boycott regulations administered by the United States Department of Commerce, and other applicable Laws adopted by Governmental Authorities of other countries relating to the same subject matter as the United States Laws described above, except to the extent inconsistent with U.S. Law.
“IP Agreement” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, permissions and other Contracts (including any right to receive or obligation to pay royalties or any other consideration), whether written or oral, pursuant to which the Company or its Subsidiaries grant any Person any rights to use any Intellectual Property.
“IRS” means the United States Internal Revenue Service.
“IT Act” means the (Indian) Income Tax Act, 1961, together with any statutory modifications (including those having retrospective applicability) or re-enactment thereof and with all applicable bylaws, rules, regulations, orders, circulars, notifications, ordinances, instructions, directions and otherwise issued thereunder.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.
“Latham” has the meaning specified in Section 11.18(b).
“Law” means any statute, law (including common law), ordinance, rule, regulation, Governmental Order or other similar legal requirement, in each case, of any Governmental Authority.
“Leased Real Property” means all real property leased, licensed, subleased or otherwise used or occupied by the Company or any of its Subsidiaries.
“Licenses” means any approvals, authorizations, consents, licenses, registrations, permits or certificates of a Governmental Authority.
“Lien” means all liens, mortgages, deeds of trust, pledges, hypothecations, encumbrances, security interests, adverse claim, options, restrictions, claims or other liens of any kind whether consensual, statutory or otherwise.
“Merger” has the meaning specified in the recitals hereto.
“Merger Certificate” has the meaning specified in Section 2.1(a).
“Merger Sub” has the meaning specified in the preamble hereto.
“Merger Sub Board” means the board of directors of Merger Sub.
“Merger Sub Capital Stock” means the shares of the common stock, par value $0.01 per share, of Merger Sub.
“Minimum Cash Amount” means $125,000,000.
“Modification in Recommendation” has the meaning specified in Section 8.2(c).
“Multiemployer Plan” has the meaning specified in Section 4.13(c).

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“Nasdaq” means the Nasdaq Global Market.
“New Acquiror Board” has the meaning specified in Section 8.2(e).
“Norton Rose” has the meaning specified in Section 11.18(a).
“NSI Act” means the United Kingdom’s National Security and Investment Act 2021.
“Offer Documents” has the meaning specified in Section 8.2(a)(i).
“Open Source License” means any and all “open source” licenses and “free software” licenses, including any license that substantially conforms to the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), any license approved by the Open Source Initiative, any Creative Commons License, any GPL, LGPL, AGPL, Mozilla License, Apache License, Common Public License, Common Development and Distribution License, BSD License, Open Software License, Server Side Public License, Sleepycat License, or Eclipse Public License.
“Open Source Materials” means any Software subject to an Open Source License.
“Owned Real Property” means all real property owned in fee simple by the Companies or any of their Subsidiaries.
“Party” has the meaning specified in the preamble hereto.
“Patents” has the meaning specified within the definition of “Intellectual Property.”
“PCAOB” means the Public Company Accounting Oversight Board.
“Per Company Share Merger Consideration” has the meaning specified in Section 3.2(b).
“Permitted Liens” means (i) mechanic’s, materialmen’s, and similar Liens arising in the ordinary course of business with respect to any amounts (A) not yet due and payable or which are being contested in good faith through appropriate proceedings and (B) for which adequate accruals or reserves have been established in accordance with GAAP, (ii) Liens for Taxes (A) not yet due and payable or (B) that are being contested in good faith through appropriate proceedings and, in each case, for which adequate accruals or reserves have been established in accordance with GAAP in the Financial Statements, (iii) defects or imperfections of title, easements, encroachments, covenants, rights-of-way, conditions, matters that would be apparent from a physical inspection or current, accurate survey of such real property, restrictions and other similar charges or encumbrances that do not, in the aggregate, materially interfere with the present use of the Owned Real Property or Leased Real Property, (iv) with respect to any Leased Real Property (A) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien thereon, (B) any Lien permitted under a Real Property Lease, (C) any Liens encumbering the underlying fee title of the real property of which the Leased Real Property is a part, and (D) guaranties, letters of credit or deposits arising from any Real Property Leases, including security deposits made in the ordinary course of business, (v) zoning, building, entitlement and other land use and environmental regulations promulgated by any Governmental Authority that do not, individual or in the aggregate, materially interfere with the current use of the Owned Real Property or Leased Real Property, (vi) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business, (vii) Liens incurred in connection with operating lease, capital lease or finance lease obligations of the Company or its Subsidiaries, (viii) with respect to the Company and its Subsidiaries, Liens arising under Governing Documents as in effect on the date of this Agreement, and (ix) Liens to be released prior to or at the Closing.
“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or instrumentality or other entity of any kind.
“Personal Information” means “personal information,” “personal data,” “personally identifiable information,” or “PII” as defined under applicable Privacy Laws.
“Privacy Laws” means any and all applicable Laws, implementing regulations under such Laws, legal requirements and binding self-regulatory guidelines (including of any applicable foreign jurisdiction) relating

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to privacy, data security, data breach notification, or data protection or governing, and to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical or administrative), disposal, destruction, disclosure or transfer (including cross-border) of any Personal Information, including, as applicable, but not limited to, the Federal Trade Commission Act, California Consumer Privacy Act (CCPA), Payment Card Industry Data Security Standard (PCI-DSS), and the EU General Data Protection Regulation (GDPR).
“Private Placement Investment” means any private placement of shares of Acquiror Class A Common Stock or securities exercisable or convertible into shares of Acquiror Class A Common Stock, or any other form of investment in or financing of (either directly or indirectly) Acquiror, that is consummated in connection with the Transactions subject to and in accordance with the terms of this Agreement.
“Private Placement Investor” means any investor that has agreed to enter into a Private Placement Investment.
“Pro Rata Share” means, for each Eligible Company Holder, a percentage determined by dividing (i) the total number of (a) shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Company Security Conversion and the Warrant Event) held by such Eligible Company Holder immediately prior to the Effective Time, plus (b) shares of Company Common Stock subject to Company Options that are outstanding and held by such Eligible Company Holder immediately prior to the Effective Time, calculated using the treasury stock method of accounting, plus (c) shares of Company Common Stock subject to unsettled Company RSUs that are outstanding and held by such Eligible Company Holder immediately prior to the Effective Time, by (ii) the total number of (a) shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Company Security Conversion and the Warrant Event) held by the Eligible Company Holders immediately prior to the Effective Time, plus (b) shares of Company Common Stock subject to Company Options that are outstanding and held by the Eligible Company Holders immediately prior to the Effective Time, calculated using the treasury stock method of accounting, plus (c) shares of Company Common Stock subject to Company RSUs that are outstanding and held by the Eligible Company Holders immediately prior to the Effective Time.
“Prospectus” has the meaning specified in Section 11.1.
“Proxy Statement / Registration Statement” has the meaning specified in Section 8.2(a)(i).
“Real Property Leases” has the meaning specified in Section 4.20(b).
“Registration Rights Agreement” has the meaning specified in the recitals hereto.
“Required Transaction Proposals” has the meaning specified in Section 8.2(b)(ii).
“Requisite Company Stockholders” means the holders of Company Common Stock and Company Preferred Stock who, collectively, hold at least the number, class and series of shares of Company Common Stock and Company Preferred Stock required to deliver the Company Stockholder Approvals.
“Sanctioned Country” means at any time, any country or territory with which dealings are broadly and comprehensively prohibited by one or more Sanctions Laws (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic).
“Sanctioned Person” means (i) any Person identified in any sanctions-related list of designated Persons maintained by (a) the United States Department of the Treasury’s Office of Foreign Assets Control or the United States Department of State; (b) His Majesty’s Treasury of the United Kingdom; (c) the United Nations Security Council; or (d) the European Union; (ii) any Person located, organized, or resident in, or a Governmental Authority or government instrumentality of, any Sanctioned Country; and (iii) any Person directly or indirectly 50% or greater owned or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii), either individually or in the aggregate.
“Sanctions Laws” means economic and financial sanctions Laws administered, enacted or enforced from time to time by (i) the United States (including the Department of the Treasury’s Office of Foreign

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Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations Security Council, or (iv) His Majesty’s Treasury of the United Kingdom.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Second Merger” has the meaning specified in Section 6.3(a).
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Purchase Agreements” means any purchase agreement entered into with any Private Placement Investment.
“Senior Series D Shadow Stock” means, collectively, the Series D-2 Shadow Preferred Stock, Series D Shadow Exchange Preferred Stock and Series D-1 Shadow Exchange Preferred Stock.
“Series A Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series B Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series C Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series D Exchange Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series D Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series D Shadow Stock” means, collectively, the Series D Shadow Preferred Stock and the Series D-1 Shadow Preferred Stock.
“Series D-1 Exchange Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series D-1 Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series D-2 Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Series Seed Shadow Preferred Stock” has the meaning specified in the Company Charter.
“Software” means any and all (a) software, computer programs, and applications including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) computer-based databases and compilations, (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, (d) all versions, updates, corrections, enhancements and modifications related to any of the foregoing, and (e) all documents (including, user manuals, training documentation, developer notes, comments and annotations) related to any of the foregoing.
“Sponsor” means BurTech LP LLC, a Delaware limited liability company.
“Sponsor Support Agreement” has the meaning specified in the recitals hereto.
“Stockholder Litigation” has the meaning specified in Section 8.8.
“Subsidiary” means, with respect to a Person, a corporation or other entity of which more than 50% of the voting power of the equity securities or equity interests is owned, directly or indirectly, by such Person.
“Surviving Corporation” has the meaning specified in Section 2.1(b).
“Tax Return” means any return, declaration, report, claim for refund, statement, information return or statement, or other document filed or required to be filed with any Governmental Authority with respect to Taxes, including any schedules, attachments, amendments, or supplements of any of the foregoing.
“Taxes” means any and all U.S. federal, state, or local or non-U.S. taxes, duties, levies or other similar governmental assessments in the nature of taxes, including, without limitation, income, gains, gross receipts, corporate, license, payroll, recapture, net worth, employment (including employee withholding or employer

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payroll tax, national insurance contributions, apprenticeship levy, FICA or FUTA), excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, ad valorem, value added, inventory, production, franchise, profits, withholding, social security, unemployment, disability, welfare, real property, personal property, sales, use, services, turnover, transfer, registration, representative, agent, excess lines (or similar), any taxes imposed under the IT Act or the (Indian) Goods & Services Tax Act 2017, alternative or add-on minimum, estimated, and other taxes, including any interest, penalty, or addition to tax of any of the foregoing, whether or not disputed.
“Terminating Acquiror Breach” has the meaning specified in Section 10.1(i).
“Terminating Company Breach” has the meaning specified in Section 10.1(d).
“Title IV Plan” has the meaning specified in Section 4.13(c).
“Top Customers” has the meaning specified in Section 4.28.
“Top Vendors” has the meaning specified in Section 4.27.
“Total Merger Consideration” means the number of shares of Acquiror Class A Common Stock issuable in the Transaction to the Company Stockholders and Burkhan and/or its Affiliates and/or nominees pursuant to Article III (including the Earnout Shares).
“Trademarks” has the meaning specified within the definition of “Intellectual Property.”
“Transaction Proposals” has the meaning specified in Section 8.2(b)(ii).
“Transactions” has the meaning specified in the recitals hereto.
“Transfer Taxes” has the meaning specified in Section 8.4.
“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of the Treasury (whether in final, proposed or temporary form), as amended.
“Triggering Event I” means the first date during the Earnout Period on which the closing stock price of Acquiror Class A Common Stock is greater than or equal to $12.50 per share for twenty (20) trading days within any thirty (30) consecutive trading day period.
“Triggering Event II” means the first date during the Earnout Period on which the closing stock price of Acquiror Class A Common Stock is greater than or equal to $15.00 per share for twenty (20) trading days within any thirty (30) consecutive trading day period.
“Triggering Event III” means the first date during the Earnout Period on which the closing stock price of Acquiror Class A Common Stock is greater than or equal to $17.50 per share for twenty (20) trading days within any thirty (30) consecutive trading day period.
“Triggering Event IV” means the first date during the Earnout Period on which the closing stock price of Acquiror Class A Common Stock is greater than or equal to $20.00 per share for twenty (20) trading days within any thirty (30) consecutive trading day period.
“Triggering Events” means Triggering Event I, Triggering Event II, Triggering Event III and Triggering Event IV, collectively.
“Trust Account” has the meaning specified in Section 11.1.
“Trust Agreement” means the Investment Management Trust Agreement, dated December 10, 2021, by and between Acquiror and the Trustee, as amended after the date of this Agreement by any later amendment(s) to such agreement approved in writing by the Company.
“Trust Amount” means (i) the amount of cash available in the Trust Account following the Acquiror Stockholder Meeting, after deducting the amount required to satisfy the Acquiror Share Redemption Amount (such amount, prior to payment of (x) any deferred underwriting commissions being held in the

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Trust Account, (y) any Acquiror Transaction Expenses or (z) any Company Transaction Expenses), as contemplated by Section 11.6).
“Trustee” means Continental Stock Transfer & Trust Company.
“Warrant Agreement” means the Warrant Agreement, dated as of December 10, 2021, between Acquiror and Continental Stock Transfer & Trust Company, as amended by any later amendment(s) approved in writing by the Company.
“Warrant Event” has the meaning specified in the recitals hereto.
“Working Capital Loans” means any loan made to Acquiror by any of the Sponsor, an Affiliate of the Sponsor, or any of Acquiror’s officers or directors, and evidenced by a promissory note, for the purpose of financing working capital or costs incurred in connection with a Business Combination, any Extension or to otherwise capitalize the Acquiror or fund any of its expenses.
Section 1.2   Construction.
(a)   Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation” and (vi) the word “or” shall be disjunctive but not exclusive.
(b)   Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(c)   Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.
(d)   All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.
(e)   The term “actual fraud” means, with respect to a Party to this Agreement, an actual and intentional fraud with respect to the making of the representations and warranties pursuant to Article IV or Article V (as applicable); provided, that such actual and intentional fraud of such Person shall only be deemed to exist if any of the individuals included on Section 1.3 of the Company Disclosure Letter (in the case of the Company) or Section 1.3 of the Acquiror Disclosure Letter (in the case of Acquiror) had knowledge that the representations and warranties made by such Person pursuant to, in the case of the Company, Article IV as qualified by the Company Disclosure Letter, or, in the case of Acquiror, Article V as qualified by the Acquiror Disclosure Letter, were actually breached when made, with the express intention that the other Party to this Agreement rely thereon to its detriment.
(f)   The phrases “provided to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than one (1) Business Day prior to the date of this Agreement (or any time prior to the execution and delivery of this Agreement, if the applicable recipient acknowledges receipt of such information or material) to the party to which such information or material is to be provided or furnished (i) in the virtual “data room” set up by the Company in connection with this Agreement or (ii) by delivery to such party or its legal counsel via electronic mail.
Section 1.3   Knowledge.   As used herein, (a) the phrase “to the knowledge” of the Company (or phrases of similar import) shall mean the actual knowledge of the individuals identified on Section 1.3 of the Company Disclosure Letter, or knowledge as such individuals would have acquired in the exercise of reasonable inquiries of direct reports, and (b) the phrase “to the knowledge” of Acquiror (or phrases of similar import) shall mean the actual knowledge of the individuals identified on Section 1.3 of the Acquiror Disclosure Letter, or knowledge as such individuals would have acquired in the exercise of reasonable inquiries of direct reports.

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Section 1.4   Equitable Adjustments.   Other than as contemplated by this Agreement, if between the date of this Agreement and the Closing the outstanding shares of Company Common Stock or Acquiror Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, reorganization, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein which is based upon the number of shares of Company Common Stock or Acquiror Common Stock, as applicable, will be appropriately adjusted to provide to the holders of Company Common Stock or Acquiror Common Stock, as applicable, the same economic effect as contemplated by this Agreement prior to such event; provided, however, that this Section 1.4 shall not be construed to permit the Company, Acquiror or Merger Sub to take any action with respect to their respective securities that is prohibited by the terms and conditions of this Agreement and/or any Ancillary Agreement and provided, further, that in no event shall any adjustment contemplated by this Section 1.4 result in an increase to the Base Purchase Price.
ARTICLE II
THE MERGER; CLOSING
Section 2.1   The Merger.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, Acquiror, Merger Sub and the Company (Merger Sub and the Company sometimes being referred to herein as the “Constituent Corporations”) shall cause Merger Sub to be merged with and into the Company, with the Company being the surviving corporation in the Merger. The Merger shall be consummated in accordance with this Agreement and shall be evidenced by a certificate of merger with respect to the Merger (as so filed, the “Merger Certificate”), executed by the Company in accordance with the relevant provisions of the DGCL, such Merger to be effective as of the Effective Time.
(b)   Upon consummation of the Merger, the separate corporate existence of Merger Sub shall cease and the Company, as the surviving corporation of the Merger (hereinafter referred to for the periods at and after the Effective Time as the “Surviving Corporation”), shall continue its corporate existence under the DGCL, as a direct wholly owned subsidiary of Acquiror.
Section 2.2   Effects of the Merger.   At and after the Effective Time, the Surviving Corporation shall thereupon and thereafter possess all of the rights, privileges, powers and franchises, of a public as well as a private nature, of the Constituent Corporations, and shall become subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all rights, privileges, powers and franchises of each Constituent Corporation, and all property, real, personal and mixed, and all debts due to each such Constituent Corporation, on whatever account, shall become vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall become thereafter the property of the Surviving Corporation as they are of the Constituent Corporations; and the title to any real property vested by deed or otherwise or any other interest in real estate vested by any instrument or otherwise in either of such Constituent Corporations shall not revert or become in any way impaired by reason of the Merger; but all Liens upon any property of a Constituent Corporation shall thereafter attach to the Surviving Corporation and shall be enforceable against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it; all of the foregoing in accordance with the applicable provisions of the DGCL.
Section 2.3   Closing; Effective Time.
(a)   In accordance with the terms and subject to the conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place electronically by the mutual exchange of electronic signatures (including portable document format (.PDF)) on the date which is two (2) Business Days after the first date on which all conditions set forth in Article IX shall have been satisfied or, to the extent legally permissible, waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent legally permissible, waiver thereof) or such other time and place as Acquiror and the Company may mutually agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” For the avoidance of doubt, the

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Closing shall occur after the consummation of the Company Security Conversion, the Warrant Event and the Burkhan Conversion Event.
(b)   Subject to the satisfaction or, to the extent legally permissible, waiver of all of the conditions set forth in Article IX, and provided this Agreement has not theretofore been terminated pursuant to its terms, Acquiror, Merger Sub, and the Company shall cause the Merger Certificate to be executed and duly submitted for filing with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL. The Merger shall become effective at the time when the Merger Certificate has been accepted for filing by the Secretary of State of the State of Delaware, or at such later time as may be agreed by Acquiror and the Company in writing and specified in the Merger Certificate (the “Effective Time”).
Section 2.4   Closing Deliverables.
(a)   At the Closing, the Company will deliver or cause to be delivered:
(i)   to Acquiror, a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, certifying that, to the knowledge and belief of such authorized officer, the conditions specified in Section 9.2(a), Section 9.2(b) and Section 9.2(c) have been fulfilled;
(ii)   to Acquiror, the written resignations of all of the directors of the Company (other than any such Persons identified as initial directors of the Surviving Corporation, in accordance with Section 2.6), effective as of the Effective Time;
(iii)   to Acquiror, the Registration Rights Agreement, duly executed by the applicable Company Stockholders who have elected to execute the Registration Rights Agreement;
(iv)   to Acquiror, a certificate on behalf of the Company and in form and substance reasonably satisfactory to Acquiror, prepared in a manner consistent and in accordance with the requirements of Treasury Regulations Sections 1.897-2(g), (h) and 1.1445-2(c)(3), certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “U.S. real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the Internal Revenue Service prepared in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2) (which shall be delivered by Acquiror to the Internal Revenue Service after the Closing), together with written authorization for Acquiror to deliver such documentation to the Internal Revenue Service on behalf of the Company after the Closing; and
(v)   to Acquiror, (1) for each Company Stockholder that is a “United States person” within the meaning of Section 7701(a)(30) of the Code, a properly completed and duly executed IRS Form W-9 certifying that such Company Stockholder is not subject to backup withholding, or (2) for each Company Stockholder that is not a “United States person,” a properly completed and duly executed applicable IRS Form W-8 of such Company Stockholder; provided, however, that if any Company Stockholder fails to provided such certificate, the transactions contemplated by this Agreement shall nonetheless be able to close and each of Acquiror, Merger Sub, the Company, the Exchange Agent and their respective agents, as applicable, shall be entitled to withhold from any consideration paid pursuant to this Agreement any amounts required by Law in accordance with Section 3.6.
(b)   At the Closing, Acquiror will deliver or cause to be delivered:
(i)   to the Exchange Agent, that portion of the Base Merger Consideration to be paid in respect of shares of Company Common Stock in accordance with Section 3.2 (as set forth on the Allocation Schedule), for further distribution to such holders pursuant to Section 3.4;
(ii)   to the Company, a certificate duly executed by an authorized officer of Acquiror, dated the Closing Date, certifying that, to the knowledge and belief of such authorized officer, the conditions specified in Section 9.3(a), Section 9.3(b) and Section 9.3(c) have been fulfilled;
(iii)   to the Company, the Registration Rights Agreement, duly executed by duly authorized representatives of Acquiror, Burkhan (and/or its Affiliates and/or nominees) and the Sponsor;

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(iv)   to the Sponsor and Burkhan (and/or its Affiliates and/or nominees), the Stockholders’ Agreement, duly executed by Acquiror; and
(v)   to the Company, duly executed written resignations of all of the directors and officers of Acquiror and Merger Sub (other than those Persons identified as the initial directors and officers, respectively, of Acquiror after the Effective Time, in accordance with the provisions of Section 2.6 and Section 8.2(e)), effective as of the Effective Time.
(c)   On the Closing Date, concurrently with the Effective Time, Acquiror shall pay or cause to be paid by wire transfer of immediately available funds, the Acquiror Transaction Expenses (other than any Excise Tax that is not due and payable at such time) and the Company Transaction Expenses, in accordance with Section 11.6, which amounts incurred, accrued, paid or payable by (i) Acquiror or Acquiror’s Affiliates (which shall include any outstanding amounts under any Working Capital Loans) shall be set forth on a written statement delivered to the Company not less than two (2) Business Days prior to the Closing Date and (ii) the Company or its Subsidiaries shall be set forth on a written statement delivered to Acquiror not less than two (2) Business Days prior to the Closing Date, which statements described in the foregoing clauses (i) and (ii) shall include the respective amounts and wire transfer instructions for the payment thereof, together with corresponding invoices for the foregoing; provided, that any Company Transaction Expenses due to current or former employees, independent contractors, officers, or directors of the Company or any of its Subsidiaries shall be paid to the Company for further payment to such employee, independent contractor, officer or director through the Company’s payroll or accounts payable, as applicable.
Section 2.5   Governing Documents.
(a)   The certificate of incorporation and bylaws of the Company in effect immediately prior to the Effective Time shall be amended and restated in their entirety at the Effective Time and, as so amended and restated, shall be the certificate of incorporation and bylaws of the Surviving Corporation from and after the Effective Time, until thereafter amended or modified as provided therein and under the DGCL.
(b)   The certificate of incorporation and bylaws of Acquiror as of immediately prior to the Effective Time (which shall be substantially in the form attached as Exhibits A and B hereto with such changes as may be agreed in writing by Acquiror and the Company), shall be the certificate of incorporation and bylaws of Acquiror from and after the Effective Time, until thereafter amended as provided therein and under the DGCL.
Section 2.6   Directors and Officers.
(a)   The (i) officers of the Company as of immediately prior to the Effective Time shall be the officers of the Surviving Corporation from and after the Effective Time and (ii) the directors of the Company as of immediately prior to the Effective Time shall be the directors of the Surviving Corporation from and after the Effective Time, in each case, each to hold office in accordance with the Governing Documents of the Surviving Corporation.
(b)   The Parties shall take all actions necessary to ensure that, from and after the Effective Time, the Persons identified as the initial post-Closing directors and officers of Acquiror in accordance with the provisions of Section 7.4 and Section 8.2(e), as applicable, shall be the directors and officers, respectively, of Acquiror, each to hold office in accordance with the Governing Documents of Acquiror.
Section 2.7   Intended Tax Treatment.
(a)   The Parties intend that, for U.S. federal income tax purposes, (i) the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder, to which each of Acquiror, Merger Sub and the Company are parties under Section 368(b) of the Code and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”), (ii) the Company Security Conversion and the Burkhan Conversion Event will each qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code, and (iii) this Agreement is, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354, 361, and 368 of

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the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Parties shall (A) file all Tax Returns and report the transactions contemplated by this Agreement for all U.S. federal income tax purposes in accordance with the Intended Tax Treatment, (B) take no position inconsistent with the Intended Tax Treatment (whether in audits, Tax Returns or otherwise), in the case of each of clauses (A) and (B), unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code, (C) use reasonable best efforts to cause the Merger (and if the Second Merger is consummated pursuant to Section 2.7(b), the Merger and the Second Merger, taken together) to qualify for the Intended Tax Treatment; and (D) reasonably cooperate in good faith with each other and their respective advisors to document and support the Intended Tax Treatment, including by taking the actions described in Section 2.7(a) of the Company Disclosure Letter. Each of the Parties shall promptly notify the other Parties in writing if such Party becomes aware of any challenge to the Intended Tax Treatment by a Governmental Authority or if such Party becomes aware of any non-public fact or circumstance that would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment. None of the Parties shall (nor shall they permit any of their Affiliates, Subsidiaries or representatives to) knowingly take or cause to be taken any action or fail to take any action (in each case, other than such actions contemplated by this Agreement or the Ancillary Agreements), if such action or failure to take action would be reasonably expected to impede or prevent the Merger from qualifying for the Intended Tax Treatment. Notwithstanding the foregoing, nothing in this Section 2.7(a) shall (x) require or be interpreted to obligate any Party or any of their respective Affiliates or representatives to litigate or defend against any challenge to the Intended Tax Treatment by a Governmental Authority in a court or (y) prevent any Party or any of their respective Affiliates or representatives from, after taking such commercially reasonable efforts as are determined by such Party in good faith to defend and affirm the Intended Tax Treatment, settling such challenge. Notwithstanding anything else to the contrary contained in this Agreement, the Parties further acknowledge and agree that, (1) other than the representations set forth in Section 4.15(m) and Section 5.15(m) of this Agreement, no Party is making any representation or warranty in this Agreement as to the qualification of the Merger as a reorganization under Section 368(a) of the Code or as to the effect, if any, that any transaction consummated on, after or prior to the Effective Time has or may have on any such reorganization status, (2) each such Party has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (3) each such Party (including each of its shareholders) is responsible for paying its own Taxes, including any adverse Tax consequences that may result if the Merger is determined not to qualify as a reorganization under Section 368(a) of the Code.
(b)   Without limiting the generality of the foregoing, if the Company reasonably determines that there is a material risk that the Merger will not qualify for the Intended Tax Treatment, but would be reasonably expected to so qualify if a second-step merger of the Surviving Corporation into a limited liability company directly and wholly owned by Acquiror that is disregarded as an entity for U.S. federal income tax purposes were consummated, in accordance with Delaware law, as promptly as practicable following the Merger (such second-step merger, the “Second Merger”), the Company shall notify the Acquiror promptly after such determination, and if the Company and the Acquiror, each acting reasonably and in good faith, together determine that restructuring the transactions governed hereby to incorporate the Second Merger is not expected to result in material delay or cost, the Second Merger shall be so consummated; provided, that if the Second Merger occurs, (i) the Merger and the Second Merger shall be treated as one integrated transaction for U.S. federal income tax purposes and (ii) references to the Company or the Surviving Corporation (in each case, after the effective time of the Second Merger) and all other provisions of this Agreement shall be interpreted mutatis mutandis to take into account the change in structure of the business combination.
Section 2.8   Allocation Schedule.
(a)   No later than three (3) Business Days prior to the Closing Date, the Company shall deliver to Acquiror a schedule, duly certified by an officer of the Company, of the equity capitalization of the Company as of the Closing including, (i) the calculation of the Base Merger Consideration and the Per Company Share Merger Consideration, (ii) for each holder of Company Common Stock (after giving effect to the Company Security Conversion, the Warrant Event and the Burkhan Conversion Event) (A) the name and email address of such holder, (B) the number and class or series (if applicable) of

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Company Common Stock held by such holder and (C) the portion of the Base Merger Consideration payable to such holder in respect of the Company Common Stock held by such holder (with any fractional shares rounded down to the nearest whole share), and (iii) for each holder of Company Options and Company RSUs, (A) the name of such holder, (B) the number and class or series (if applicable) of Company Options and Company RSUs held by such holder, and (C) the portion of the Base Merger Consideration that will be subject to each Acquiror Option and Acquiror RSU, which shall be determined in accordance with Section 3.8, in each case, prepared in good faith by the Company and in a form and substance reasonably satisfactory to Acquiror and accompanied by documentation reasonably satisfactory to Acquiror (the “Allocation Schedule”).
(b)   The Company will consider in good faith Acquiror’s comments to the Allocation Schedule, and if any adjustments are made to the Allocation Schedule by the Company at Acquiror’s request prior to the Closing, such adjusted Allocation Schedule shall thereafter become the Allocation Schedule for all purposes of this Agreement. The Allocation Schedule and the calculations and determinations contained therein shall be prepared in accordance with the Company’s Governing Documents, the DGCL and the applicable definitions contained in this Agreement. Each of Acquiror and Merger Sub shall be entitled to rely (without any duty of inquiry) upon the Allocation Schedule.
ARTICLE III
EFFECTS OF THE MERGER ON THE COMPANY SECURITIES
Section 3.1   Burkhan Instruments.
(a)   As soon as reasonably practicable following the date of this Agreement, Burkhan and/or its Affiliates and/or nominees, on the one hand, and the Company, on the other hand, shall enter into (x) convertible promissory notes pursuant to that certain Note Purchase Agreement, dated as of July 3, 2023, by and among the Company and the lenders party thereto (the “Burkhan Convertible Notes”) and (y) pre-funded warrants in substantially the form attached hereto as Exhibit H to purchase up to a number of shares of Company Common Stock that, following the conversion of Company Common Stock pursuant to Section 3.2, would result in up to 6,833,333 shares of Acquiror, which pre-funded warrants shall have an aggregate exercise price of $68,333.33 and a purchase price of $68,333.33 (the “Burkhan Warrants”, together with Burkhan Convertible Notes, the “Burkhan Instruments”, and any shares of Company Common Stock issuable upon the conversion or exercise of the Burkhan Instruments, the “Burkhan Company Stock”), pursuant to which Burkhan or its Affiliates or nominees shall consummate a Company Financing providing the Company with an aggregate principal amount of $25,000,000, of which the first $68,333.33 shall be allocated to paying the purchase price of the Burkhan Warrants, an additional $68,333.33 shall be allocated to paying the exercise price of the Burkhan Warrants, and the balance shall be allocated towards the principal amount of the Burkhan Convertible Notes. $10,000,000 of the aggregate principal amount of the Burkhan Instruments shall be funded (in installments at the option of Burkhan) on or before January 8, 2024 (provided, that the Company executes and delivers to Burkhan and/or its Affiliates and/or its nominees the Burkhan Convertible Notes in the same principal amount concurrent with such funding), with the balance of the principal amount to be provided within thirty (30) days following the date of this Agreement (provided, that the Company executes and delivers to Burkhan and/or its Affiliates and/or its nominees the Burkhan Convertible Notes in the same principal amount of such subsequent funding concurrent with such funding). Immediately prior to the Effective Time, (i) any Burkhan Convertible Notes that remain outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the holder thereof, be converted, together with all accrued and unpaid interest thereon, into the right to receive a number of shares of Company Common Stock in accordance with the terms of such Burkhan Convertible Notes, and (ii) unless otherwise exercised prior to the Effective Time, the outstanding Burkhan Warrants will automatically be exercised in full for shares of Company Common Stock, in accordance with the terms of such Burkhan Warrants (collectively the “Burkhan Conversion Event”).
(b)   The Company Board shall adopt such resolutions and the Company take all such corporate or other action as may be necessary or appropriate to ensure that the Burkhan Convertible Notes, the Burkhan Warrants and all shares of Burkhan Company Stock issuable upon the conversion or exercise

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of the Burkhan Instruments shall, upon issuance, be duly authorized and validly issued, without violation of any applicable Law, the Company’s Governing Documents or any right of first offer, preemptive or similar rights of any stockholder of the Company, and all shares of Burkhan Company Stock shall, upon issuance, be fully paid and non-assessable, and free from all taxes, liens and charges other than Permitted Liens, restrictions on transfer arising under applicable securities Laws and Liens imposed under the Company’s Governing Documents.
Section 3.2   Conversion of Shares.
(a)   Immediately prior to the Effective Time, the Company Security Conversion, the Warrant Event and the Burkhan Conversion Event shall have been consummated. All Company Preferred Stock, Company Convertible Notes, Company Warrants, Burkhan Convertible Notes and Burkhan Warrants converted into or exercised for shares of Company Common Stock shall no longer be outstanding and shall cease to exist, and each holder thereof shall thereafter cease to have any rights with respect to such securities.
(b)   At the Effective Time, by virtue of the Merger and without any action on the part of any holder of Company Common Stock, each share of Company Common Stock, in each case, that is issued and outstanding immediately prior to the Effective Time (other than any shares subject to Company RSU and Company Option and any Excluded Shares, and after giving effect to the Company Security Conversion, the Warrant Event and the Burkhan Conversion Event), shall be canceled and converted into the right to receive a number of shares of Acquiror Class A Common Stock equal to the quotient obtained by dividing (a) the Company Base Merger Consideration, by (b) the Aggregate Company Shares (the “Per Company Share Merger Consideration”).
(c)   At the Effective Time, by virtue of the Merger and without any action on the part of Acquiror or Merger Sub, each share of Merger Sub Capital Stock, shall be converted into one (1) share of common stock, par value $0.0001, of the Surviving Corporation.
(d)   At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, all Company Common Stock issued and outstanding immediately prior to the Effective Time held by the Company in treasury shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.
Section 3.3   Fractional Shares.   Notwithstanding anything to the contrary contained herein, no evidence of book-entry shares representing fractional shares of Acquiror Class A Common Stock shall be issued in exchange for shares of Company Common Stock. Each Person who would otherwise be entitled to a fraction of a share of Acquiror Class A Common Stock (after aggregating all fractional shares of such Acquiror Class A Common Stock that would otherwise be received by such Person in connection with the Closing) shall instead have the number of shares of Acquiror Class A Common Stock issued to such Person rounded up to the nearest whole share of Acquiror Class A Common Stock.
Section 3.4   Exchange Procedures.
(a)   At least three (3) Business Days prior to the Closing, Acquiror shall appoint an exchange agent reasonably acceptable to the Company (the “Exchange Agent”) and enter into an Exchange Agent Agreement, in form and substance reasonable satisfactory to the Company, for the purpose of exchanging Company Common Stock for that portion of the Base Merger Consideration payable in respect of shares of Company Common Stock in accordance with Section 3.2(b) on the terms and conditions set forth in this Agreement. The Company shall reasonably cooperate with Acquiror and the Exchange Agent in connection with the appointment of the Exchange Agent and the entry into the Exchange Agent Agreement. At or before the Effective Time, Acquiror shall deposit with the Exchange Agent that portion of the Base Merger Consideration payable in respect of shares of Company Common Stock in accordance with Section 3.2(b).
(b)   Each holder of Company Common Stock whose shares of Company Common Stock have been converted into the right to receive a portion of the Base Merger Consideration pursuant to Section 3.2(b) shall be entitled to receive the portion of the Base Merger Consideration to which he,

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she or it is entitled as set forth on the Allocation Schedule upon receipt of such documents as the Exchange Agent may reasonably request.
(c)   If any portion of the Base Merger Consideration is to be issued to a Person other than the holder of the Company Common Stock in whose name the surrendered certificate or the transferred shares of Company Common Stock in book-entry form is registered, it shall be a condition to the issuance of the applicable portion of the Base Merger Consideration that, in addition to any other requirements set forth in the Exchange Agent Agreement, (i) either such certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such share of Company Common Stock in book-entry form shall be properly transferred and (ii) the Person requesting such consideration pay to the Exchange Agent any transfer or similar Taxes required as a result of such consideration being issued to a Person other than the registered holder of such certificate or share of Company Common Stock in book-entry form or establish to the satisfaction of the Exchange Agent that such transfer or similar Taxes have been paid or are not payable.
(d)   No interest will be paid or accrued on the Base Merger Consideration (or any portion thereof). From and after the Effective Time, until surrendered or transferred, as applicable, in accordance with this Section 3.4, each share of Company Common Stock (excluding any Excluded Shares) shall solely represent the right to receive a portion of the Total Merger Consideration to which such shares of Company Common Stock are entitled to receive pursuant to this Agreement. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no transfers of Company Common Stock that were outstanding immediately prior to the Effective Time.
(e)   Promptly following the date that is one (1) year after the Effective Time, Acquiror may instruct the Exchange Agent to deliver to Acquiror all documents in its possession relating to the Transactions, at which point the Exchange Agent’s duties shall terminate. Thereafter, any portion of the Base Merger Consideration to be paid in respect of shares of Company Common Stock in accordance with Section 3.2(b) that remains unclaimed shall be returned to Acquiror, and any Person that was a holder of shares of Company Common Stock as of immediately prior to the Effective Time that has not exchanged such shares of Company Common Stock for an applicable portion of the Base Merger Consideration in accordance with this Section 3.4 prior to such instruction, may transfer such shares of Company Common Stock to Acquiror and (subject to applicable abandoned property, escheat and similar Laws) receive in consideration therefor, and Acquiror shall promptly deliver, such applicable portion of the Base Merger Consideration without any interest thereon. None of Acquiror, Merger Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any portion of the Base Merger Consideration delivered to a public official pursuant to and in accordance with any applicable abandoned property, escheat or similar Laws. If any such shares shall not have not been transferred immediately prior to such date on which any amounts payable pursuant to this Article III would otherwise escheat to or become the property of any Governmental Authority, any such shares shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.
Section 3.5   Earnout.
(a)   Following the Closing, and as additional consideration for the Transactions, within ten (10) Business Days after the occurrence of a Triggering Event, Acquiror shall issue or cause to be issued to each Eligible Company Holder (in accordance with such Eligible Company Holder’s Pro Rata Share), the following shares of Acquiror Class A Common Stock (the “Company Earnout Shares”), upon the terms and subject to the conditions set forth in this Agreement and the Ancillary Agreements:
(i)   Upon the occurrence of Triggering Event I, a one-time issuance of 3,750,000 Company Earnout Shares;
(ii)   Upon the occurrence of Triggering Event II, a one-time issuance of 3,750,000 Company Earnout Shares;
(iii)   Upon the occurrence of Triggering Event III, a one-time issuance of 3,750,000 Company Earnout Shares; and

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(iv)   Upon the occurrence of Triggering Event IV, a one-time issuance of 3,750,000 Company Earnout Shares.
(b)   Following the Closing, within ten (10) Business Days after the occurrence of a Triggering Event, Acquiror shall issue or cause to be issued to Burkhan the following shares of Acquiror Class A Common Stock (the “Burkhan Earnout Shares” and, together with the Company Earnout Shares, the “Earnout Shares”), upon the terms and subject to the conditions set forth in this Agreement and the Ancillary Agreements:
(i)   Upon the occurrence of Triggering Event I, a one-time issuance of 325,000 Burkhan Earnout Shares;
(ii)   Upon the occurrence of Triggering Event II, a one-time issuance of 325,000 Burkhan Earnout Shares;
(iii)   Upon the occurrence of Triggering Event III, a one-time issuance of 325,000 Burkhan Earnout Shares; and
(iv)   Upon the occurrence of Triggering Event IV, a one-time issuance of 325,000 Burkhan Earnout Shares.
(c)   For the avoidance of doubt, the Eligible Holders shall be entitled to receive Earnout Shares, as applicable, upon the occurrence of each Triggering Event; provided, however, that each Triggering Event shall only occur once, if at all, and in no event shall (i) the Eligible Company Holders be entitled to receive more than an aggregate of 15,000,000 Company Earnout Shares or (ii) Burkhan be entitled to receive more than an aggregate of 1,300,000 Burkhan Earnout Shares; provided, further, that each Triggering Event may be achieved at the same time or on overlapping days.
(d)   The (i) Acquiror Class A Common Stock price targets set forth in the definitions of Triggering Event I, Triggering Event II, Triggering Event III and Triggering Event IV and this Section 3.5 and (ii) the number of Earnout Shares issuable pursuant to this Section 3.5 shall, in each case, be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Acquiror Class A Common Stock occurring on or after the Closing (other than the conversion of Acquiror Class B Common Stock held by Sponsor into Acquiror Class A Common Stock at the Closing).
(e)   Unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code (or any similar or corresponding provision of applicable Law), the Parties acknowledge and agree (i) that the issuance of Company Earnout Shares to each Eligible Holder (other than holders of Acquiror Options and/or Acquiror RSUs) is intended to comply with, and shall be effected in accordance with, Rev. Proc. 84-42, 1984-1 C.B. 521; (ii) that any Company Earnout Shares paid to the Eligible Holders (other than holders of Acquiror Options and/or Acquiror RSUs) shall be treated as additional consideration for the Company Common Stock for all income Tax purposes (other than to the extent treated as interest under Section 483 of the Code or any similar or corresponding provision of applicable Law and Indian capital gains tax, if attracted), and (iii) to prepare and file all Tax Returns consistent with such Tax treatment. Any issuance of Earnout Shares in respect of Company Common Stock to holders of such Company Common Stock hereunder shall be treated as comprised of two components, respectively a principal component and an interest component, the amounts of which shall be determined as provided in Reg. §1.483-4(b) example (2) using the 3-month test rate of interest provided for in Reg. §1.1274-4(a)(1)(ii) employing the semi-annual compounding period. As to each such issuance of Earnout Shares hereunder in respect of Company Common Stock to each holder of such Company Common Stock outstanding immediately prior to the Effective Time, Earnout Shares representing the principal component (with a value equal to the principal component) and Earnout Shares representing the interest component (with a value equal to the interest component) shall be represented by separate share certificates. Notwithstanding anything in this Agreement to the contrary, the right of Eligible Holders to receive the Earnout Shares under this Agreement may not be assigned or transferred, other than as may be permitted in accordance with Rev. Proc. 84-42.

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(f)   Notwithstanding anything to the contrary contained herein, no fraction of an Earnout Share will be issued by virtue of any Triggering Event, and each Person who would otherwise be entitled to a fraction of an Earnout Share (after aggregating all fractional Earnout Shares that otherwise would be received by such Person in connection with the occurrence of such Triggering Event) shall instead have the number of Earnout Shares issued to such Person rounded up to the nearest whole Earnout Share.
(g)   Notwithstanding anything to the contrary contained herein, if, during the Earnout Period, there is a Change in Control, (A) immediately prior to such Change in Control, Acquiror shall issue to (i) Burkhan, all Burkhan Earnout Shares and to (ii) the Eligible Company Holders (in accordance with each Eligible Company Holder’s respective Pro Rata Share), all Company Earnout Shares, in each case, that have not been previously issued to such Person assuming that all Triggering Events have occurred, and Burkhan and the Eligible Company Holders shall be eligible to participate in such Change in Control and (B) thereafter, the right of Burkhan and the Eligible Company Holders to receive any Earnout Shares under this Section 3.5 shall terminate and no further Earnout Shares shall be issuable hereunder.
(h)   In no event shall any right to receive Earnout Shares pursuant to this Section 3.5 be represented by any negotiable certificate of any kind, and in no event shall any Eligible Holder or its successor in interest take any step that would render such rights readily marketable.
(i)   Notwithstanding anything in this Agreement to the contrary, any Company Earnout Shares issuable under this Section 3.5 in respect of a Company Option or Company RSU that was outstanding as of immediately prior to the Effective Time shall be issued to the holder of such Company Option or Company RSU, as applicable, only if such holder continues to provide services (whether as an employee, director or individual independent contractor) to Acquiror or one of its Subsidiaries through the date on which such Earnout Shares are issued pursuant to this Section 3.5. Any Company Earnout Shares that are forfeited pursuant to the preceding sentence shall be reallocated on a pro rata basis to the other Eligible Company Holders (in accordance with each such Eligible Company Holder’s Pro Rata Share, as adjusted to give effect to such forfeiture) who remain entitled to receive Company Earnout Shares.
Section 3.6   Withholding.   Notwithstanding anything to the contrary set forth herein, Acquiror, Merger Sub, the Company, the Exchange Agent and their respective agents, as applicable, shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement such Taxes that are required to be deducted and withheld from such amount under any applicable Tax Law; provided, that Acquiror, Merger Sub, the Company, the Exchange Agent, or their agent shall use commercially reasonable efforts to provide the Person in respect of whom such withholding or deduction is expected to be made with at least five (5) days prior written notice of any amounts that it intends to withhold in connection with any payment of the Total Merger Consideration (other than any compensatory payments to be made pursuant to this Agreement or withholding by reason of the failure to provide the certifications required under Section 2.4(a)(iv) or Section 2.4(a)(v)) and will reasonably cooperate with such Person to reduce or eliminate any applicable withholding. To the extent that any Taxes are deducted or withheld pursuant to this Section 3.6, such Taxes shall be (a) timely remitted to the appropriate Governmental Authority and (b) if so remitted, treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
Section 3.7   Dissenting Shares.   Notwithstanding any provision of this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who is entitled to demand and has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares of Company Common Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise waives, withdraws, or loses such holder’s appraisal rights under the DGCL with respect to such shares) shall not be converted into a right to receive a portion of the Base Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, waives, withdraws, or loses such holder’s right to appraisal pursuant to Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief

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provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive a portion of the Base Merger Consideration in accordance with Section 3.2(b) without interest thereon, upon transfer of such shares. The Company shall provide Acquiror prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any waiver or withdrawal of any such demand, and any other demand, notice, or instrument delivered to the Company prior to the Effective Time that relates to such demand. Except with the prior written consent of Acquiror, the Company shall not make any payment with respect to, or settle, or offer to settle, any such demands.
Section 3.8   Treatment of Company Awards.
(a)   As of the Effective Time, without any action on the part of the holder thereof or any other Person (but subject to Section 3.8(c)), each Company Option that is outstanding and unexercised as of immediately prior to the Effective Time shall automatically be converted into an option to purchase shares of Acquiror Common Stock set forth in the Allocation Schedule (each, an “Acquiror Option”) upon substantially the same terms and conditions as are in effect with respect to the corresponding Company Option immediately prior to the Effective Time, including with respect to vesting and termination-related provisions except that (a) such Acquiror Option shall entitle the holders, upon exercise, to that whole number of shares of Acquiror Common Stock (rounded down to the nearest whole share) equal to the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time, multiplied by the Per Company Share Merger Consideration, and (b) the exercise price per share for each such Acquiror Option shall be equal to the exercise price per share of such Company Option in effect immediately prior to the Effective Time, divided by the Per Company Share Merger Consideration (rounded up to the nearest full cent); provided, however, that, to the extent applicable, the conversion of the Company Options will be made in a manner consistent with Treasury Regulation Section 1.424-1, such that such conversion will not constitute a “modification” of such Company Options for purposes of Section 409A or Section 424 of the Code. As of the Effective Time, all Company Options will no longer be outstanding and each holder of Acquiror Options will cease to have any rights with respect to such Company Options, except as set forth in this Section 3.8. For the avoidance of doubt, each holder of an Acquiror Option as of immediately following the Effective Time shall also be entitled to receive its Pro Rata Share of any Company Earnout Shares in accordance with Section 3.5 hereof. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the shares of Acquiror Common Stock underlying the Acquiror Options that are converted from Company Options shall be included in, and shall not be in addition to, the total number of shares of Acquiror Common Stock constituting the Base Purchase Price.
(b)   As of the Effective Time, without any action on the part of the holder thereof or any other Person (but subject to Section 3.8(c)), each award of Company RSUs that is outstanding and unsettled as of immediately prior to the Effective Time shall automatically be converted into an award of restricted stock units relating to shares of Acquiror Common Stock set forth in the Allocation Schedule (“Acquiror RSUs”) upon substantially the same terms and conditions as are in effect with respect to such Company RSU award immediately prior to the Effective Time, including with respect to vesting and termination-related provisions, except that such Acquiror RSU award shall entitle the holders, upon vesting and settlement, to that whole number of shares of Acquiror Common Stock (rounded down to the nearest whole share) equal to the number of shares of Company Common Stock subject to such Company RSU award immediately prior to the Effective Time, multiplied by the Per Company Share Merger Consideration. As of the Effective Time, all Company RSUs will no longer be outstanding and each holder of Acquiror RSUs will cease to have any rights with respect to such Company RSUs, except as set forth in this Section 3.8. For the avoidance of doubt, each holder of an Acquiror RSU as of immediately following the Effective Time shall also be entitled to receive its Pro Rata Share of any Company Earnout Shares in accordance with Section 3.5 hereof. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the shares of Acquiror Common Stock underlying the Acquiror RSUs that are converted from Company RSUs shall be included in, and shall not be in addition to, the total number of shares of Acquiror Common Stock constituting the Base Purchase Price.
(c)   Prior to the Effective Time, the Company Board shall adopt such resolutions and take all such other action as may be necessary in accordance with the Company Incentive Plan (including the

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award agreements in accordance with the Company Incentive Plan) to give effect to the transactions contemplated by this Section 3.8.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as set forth in the disclosure letter delivered to Acquiror and Merger Sub by the Company on the date of this Agreement (the “Company Disclosure Letter”) (each section of which, subject to Section 11.9, qualifies the correspondingly numbered and lettered representations in this Article IV), the Company represents and warrants to Acquiror and Merger Sub as follows:
Section 4.1   Company Organization.   The Company has been duly incorporated and is validly existing and in good standing under the Laws of the State of Delaware, and has the requisite corporate power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. The Governing Documents of the Company, as amended to the date of this Agreement and as previously made available by or on behalf of the Company to Acquiror, are true, correct and complete and the Company is not in default under or in violation of any provision thereunder. The Company is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.2   Subsidiaries.   A complete list of each Subsidiary of the Company and its jurisdiction of incorporation, formation or organization, as applicable, is set forth on Section 4.2 of the Company Disclosure Letter. The Subsidiaries of the Company have been duly formed or organized and are validly existing and in good standing under the Laws of their respective jurisdictions of incorporation or organization and have the requisite power and authority to own, lease or operate all of their respective properties and assets and to conduct their respective businesses as they are now being conducted. True, correct and complete copies of the Governing Documents of the Company’s Subsidiaries, in each case, as amended to the date of this Agreement, have been previously made available to Acquiror by or on behalf of the Company and no Subsidiary of the Company is in default under or in violation of any provision under its Governing Documents. Each Subsidiary of the Company is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not reasonably be expected to be material to the business of the Company or such Subsidiary, taken as a whole.
Section 4.3   Due Authorization.
(a)   Other than the Company Stockholder Approvals, the Company has all requisite corporate power and authority to execute and deliver this Agreement and the other documents to which it is a party contemplated hereby and (subject to the approvals described in Section 4.5) to consummate the Transactions and to perform all of its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other documents to which the Company is a party contemplated hereby and the consummation of the Transactions have been duly and validly authorized and approved by the Company Board, and no other corporate proceeding on the part of the Company is necessary to authorize this Agreement and the other documents to which the Company is a party contemplated hereby. This Agreement has been, and on or prior to the Closing, the other documents to which the Company is a party contemplated hereby will be, duly and validly executed and delivered by the Company. This Agreement constitutes, and on or prior to the Closing, the other documents to which the Company is a party contemplated hereby will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (the “Enforceability Exceptions”).

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(b)   On or prior to the date of this Agreement, the Company Board has duly adopted resolutions (i) determining that this Agreement and the other documents to which the Company is a party contemplated hereby and the Transactions are advisable and fair to, and in the best interests of, the Company and its stockholders, as applicable, (ii) authorizing and approving the execution, delivery and performance by the Company of this Agreement and the other documents to which the Company is a party contemplated hereby and the Transactions and (iii) recommending that the holders of the Company Common Stock approve this Agreement and the Transactions, including the Merger. No other corporate action is required on the part of the Company or any of its stockholders to enter into this Agreement or the documents to which the Company is a party contemplated hereby or to approve the Merger other than the Company Stockholder Approvals.
Section 4.4   No Conflict.   Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 4.5, the execution and delivery by the Company of this Agreement and the documents to which the Company is a party contemplated hereby and the consummation of the Transactions do not and will not (a) violate or conflict with any provision of, or result in the breach of, or default under the Governing Documents of the Company or any of the Company’s Subsidiaries, (b) violate or conflict with any provision of, or result in the breach of, or default under any Law or Governmental Order applicable to the Company or any of the Company’s Subsidiaries, (c) except as set forth in Section 4.4 of the Company Disclosure Letter, violate or conflict with any provision of, or result in the breach of, result in the loss of any right or benefit, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract of the type described in Section 4.12(a) to which the Company or any of the Company’s Subsidiaries is a party or by which the Company or any of the Company’s Subsidiaries may be bound or any License of the Company or any of its Subsidiaries, or terminate or result in the termination of any such foregoing Contract, or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of the Company’s Subsidiaries, except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not (i) have or would not be reasonably expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform their obligations under this Agreement or (ii) reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 4.5   Governmental Authorities; Consents.   Except as set forth in Section 4.5 of the Company Disclosure Letter, assuming the truth and completeness of the representations and warranties of Acquiror contained in this Agreement, no consent, waiver, approval or authorization of any Governmental Authority (each, a “Governmental Authorization”), or designation, declaration or filing with, or notification to, any Governmental Authority, is required on the part of the Company or its Subsidiaries with respect to the Company’s execution or delivery of this Agreement or the consummation by the Company of the Transactions, except for (i) applicable requirements of the HSR Act; (ii) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and (iii) the filing of the Merger Certificate in accordance with the DGCL.
Section 4.6   Capitalization of the Company.
(a)   As of the date of this Agreement, the authorized capital stock of the Company consists of: (i) 175,095,000 shares of Company Common Stock, of which 3,343,660 shares are issued and outstanding as of the date of this Agreement; (ii) 5,032,238 shares of Series Seed Shadow Preferred Stock, of which 2,020,309 shares are issued and outstanding as of the date of this Agreement; (iii) 15,174,130 shares of Series A Shadow Preferred Stock, of which 4,573,935 shares are issued and outstanding as of the date of this Agreement; (iv) 18,392,046 shares of Series B Shadow Preferred Stock, of which 12,234,661 shares are issued and outstanding as of the date of this Agreement; (v) 13,722,052 shares of Series C Shadow Preferred Stock, of which 10,211,548 shares are issued and outstanding as of the date of this Agreement; (vi) 4,707,494 shares of Series D Shadow Preferred Stock, of which 3,990,707 shares are issued and outstanding as of the date of this Agreement; (vii) 3,935,839 shares of Series D-1 Shadow Preferred Stock, of which 3,662,318 shares are issued and outstanding as of the date of this Agreement; (viii) 27,042,965 shares of Series D-2 Shadow Preferred Stock, of which 7,561,820 shares are issued and outstanding as of the date of this Agreement; (ix) 4,707,494 shares of Series D Exchange

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Shadow Preferred Stock, of which 239,405 shares are issued and outstanding as of the date of this Agreement; and (x) 3,935,839 shares of Series D-1 Exchange Shadow Preferred Stock, of which no shares are issued and outstanding as of the date of this Agreement, and, except as otherwise set forth in this Section 4.6, there are no other authorized equity interests of the Company that are issued and outstanding. The Company has provided to Acquiror a true, correct and complete capitalization table of the Company as of the date hereof, including, for each holder of Company Common Stock and Company Preferred Stock, the number of Company Common Stock or Company Preferred Stock held by such holder, as applicable, which, subject to Section 6.1, may be updated from time to time by the Company, by promptly providing an updated capitalization table to Acquiror. All of the issued and outstanding shares of Company Common Stock and Company Preferred Stock: (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law in all material respects, including federal and state securities Laws, and all requirements set forth in (1) the Governing Documents of the Company and (2) any other applicable Contracts governing the issuance of such securities; (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Governing Documents of the Company or any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound; and (iv) are free and clear of any Liens other than Permitted Liens, restrictions on transfer arising under applicable securities Laws and Liens imposed under the Company’s Governing Documents.
(b)   Section 4.6(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all holders of Company Warrants as of the date of this Agreement, including the number of shares of Company Common Stock or Company Preferred Stock (including series thereof), as applicable, covered by such Company Warrant, the date of issuance, the cash exercise price per share of such Company Warrant and the applicable expiration date thereof, which, subject to Section 6.1, may be updated from time to time by the Company, by promptly providing an updated Section 4.6(a) of the Company Disclosure Letter to Acquiror. All outstanding Company Warrants (i) have been duly authorized and validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions; (ii) have been offered, sold and issued in compliance with applicable Law in all material respects, including federal and state securities Laws, and all requirements set forth in (1) the Governing Documents of the Company and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Governing Documents of the Company or any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound; and (iv) are free and clear of any Liens, other than Permitted Liens, restrictions on transfer arising under applicable securities Laws, Liens imposed under the Company’s Governing Documents or as set forth on Section 4.6(a) of the Company Disclosure Letter.
(c)   As of the date of this Agreement, 28,283,319 shares of Company Common Stock are available for future issuance pursuant to the Company Incentive Plan. Section 4.6(c) of the Company Disclosure Letter sets forth a true and complete list of each holder of a Company Award as of the date of this Agreement, including the type of Company Award, the number of shares of Company Common Stock subject thereto, vesting schedule, current vested and unvested status, any early-exercise features, the expiration date, and, if applicable, the exercise price thereof. All Company Awards are evidenced by award agreements in substantially the forms previously made available to Acquiror, and, except as set forth on Section 4.6(c) of the Company Disclosure Letter, no Company Award is subject to terms that are materially different from those set forth in such forms. Each Company Award was validly issued and properly approved or ratified by the Company Board (or appropriate committee thereof).
(d)   Except as otherwise set forth in this Section 4.6 or on Section 4.6(a), Section 4.6(c) or Section 4.6(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has granted any outstanding subscriptions, options, stock appreciation rights, participations, phantom option, phantom equity or similar rights, warrants, rights or other securities (including debt securities) convertible into or exchangeable or exercisable for shares of Company Common Stock, any other

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commitments, calls, conversion rights, rights of exchange or privilege (whether pre-emptive, contractual or by matter of Law), plans or other agreements of any character providing for the issuance of additional shares or registration rights with respect to any shares, the sale of treasury shares or other equity interests, or for the repurchase or redemption of shares or other equity interests of the Company or other rights the value of which is determined by reference to shares or other equity interests of the Company, and there are no voting trusts, proxies or agreements of any kind that may obligate the Company to issue, purchase, register for sale, redeem or otherwise acquire any shares of Company Common Stock.
Section 4.7   Capitalization of Subsidiaries.
(a)   Section 4.7(a) of the Company Disclosure Letter sets forth a true, correct and complete capitalization table of each of the Company’s Subsidiaries as of the date hereof. The outstanding shares of capital stock or equity interests of each of the Company’s Subsidiaries (i) have been duly authorized and validly issued, are, to the extent applicable, fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law in all material respects, including federal and state securities Laws, and all requirements set forth in (A) the Governing Documents of each such Subsidiary, and (B) any other applicable Contracts governing the issuance of such securities; (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Governing Documents of each such Subsidiary or any Contract to which the Company or any such Subsidiary is a party or otherwise bound; and (iv) are free and clear of any Liens other than Permitted Liens, restrictions on transfer arising under applicable securities Laws, any Liens imposed under the Governing Documents of the applicable Subsidiary.
(b)   The Company owns of record and beneficially all the issued and outstanding shares of capital stock or equity interests of such Subsidiaries free and clear of any Liens other than Permitted Liens.
(c)   Except as set forth on Section 4.7(c) of the Company Disclosure Letter, there are no outstanding subscriptions, options, warrants, rights or other securities (including debt securities) exercisable or exchangeable for any capital stock of such Subsidiaries, any other commitments, calls, conversion rights, rights of exchange or privilege (whether pre-emptive, contractual or by matter of Law), plans or other agreements of any character providing for the issuance of additional shares, the sale of treasury shares or other equity interests, or for the repurchase or redemption of shares or other equity interests of such Subsidiaries or other rights the value of which are determined by reference to shares or other equity interests of the Subsidiaries of the Company, and there are no voting trusts, proxies or agreements of any kind which may obligate any Subsidiary of the Company to issue, purchase, register for sale, redeem or otherwise acquire any of its capital stock.
(d)   Except for the equity interests of the Subsidiaries set forth on Section 4.7(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries (i) owns, directly or indirectly, any ownership, equity, profits or voting interest in any Person, (ii) has any agreement or commitment to purchase any such interest or (iii) has agreed nor is obligated to make nor is bound by any written, oral or other Contract, binding understanding, option, warranty or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.
Section 4.8   Financial Statements.
(a)   Except as set forth on Section 4.8(a) of the Company Disclosure Letter, the Financial Statements, when delivered, will (i) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations, their consolidated losses, their consolidated changes in stockholders’ deficit and their consolidated cash flows for the respective periods then ended, (ii) have been prepared in conformity, and in accordance, with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (iii) have been prepared from, will be in accordance with and will accurately reflect in all material respects, the books and records of the

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Company and its consolidated Subsidiaries, (iv) when delivered by the Company for inclusion in the Proxy Statement / Registration Statement for filing with the SEC following the date of this Agreement in accordance with Section 6.3, comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act for financial statements required to be included in the Proxy Statement / Registration Statement, in effect as of the respective dates of such Financial Statements.
(b)   Except as set forth in Section 4.8(b) of the Company Disclosure Letter, neither the Company (including, to the knowledge of the Company, any employee thereof) nor any independent auditor of the Company has identified or been made aware of (i) any significant deficiency or material weakness in the design or system of internal accounting controls utilized by the Company, (ii) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.
(c)   Neither the Company nor any of its Subsidiaries has any Indebtedness other than the Indebtedness set forth on Section 4.8(c) of the Company Disclosure Letter, which sets forth the outstanding principal amount and any accrued but unpaid interest as of the last day of the month immediately prior to the date of this Agreement with respect to such Indebtedness.
Section 4.9   Undisclosed Liabilities.   Except as set forth on Section 4.9 of the Company Disclosure Letter, there is no other material liability, debt (including Indebtedness) or obligation of, or claim or judgment against, the Company or any of the Company’s Subsidiaries (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due) required to be reflected or reserved for on a balance sheet prepared in accordance with GAAP, except for liabilities, debts, obligations, claims or judgments (a) reflected or reserved for on the Financial Statements or disclosed in the notes thereto, (b) that have arisen since the date of the most recent balance sheet included in the Financial Statements in the ordinary course of business, consistent with past practice, of the Company and its Subsidiaries, or (c) that will be discharged or paid off prior to, at or in connection with the Closing.
Section 4.10   Litigation and Proceedings.   Except as set forth on Section 4.10 of the Company Disclosure Letter: (a) there are no pending or, to the knowledge of the Company, threatened, Actions, or other proceedings at law or in equity against the Company or any of the Company’s Subsidiaries or their respective properties or assets; and (b) there is no outstanding Governmental Order imposed upon the Company or any of the Company’s Subsidiaries; nor are any properties or assets of the Company or any of the Company’s Subsidiaries’ respective businesses bound or subject to any Governmental Order, except, in each case, as would not be, or would not reasonably be expected to be, material to the business of the Company and its Subsidiaries, taken as a whole. No Top Vendor or Top Customer has as of the date of this Agreement notified the Company in writing of a pending material dispute or, to the knowledge of the Company, threatened a material dispute against the Company or its Subsidiaries or their respective businesses.
Section 4.11   Legal Compliance.
(a)   Each of the Company and its Subsidiaries is, and for the three (3) years preceding the date hereof has been, in compliance with all applicable Laws in all material respects.
(b)   For the past three (3) years, none of the Company or any of its Subsidiaries has received any written notice of, or, to the knowledge of the Company, been charged with, the violation in any material respect of any Laws.
(c)   The Company and its Subsidiaries maintain a program of policies, procedures and internal controls reasonably designed and implemented to provide reasonable assurance that violation of applicable Law by any of the Company’s or its Subsidiaries’ directors, officers and employees will be prevented, detected and deterred.
Section 4.12   Contracts; No Defaults.
(a)   Section 4.12(a) of the Company Disclosure Letter contains a listing of all Contracts described in clauses (a) through (xxi) below to which, as of the date of this Agreement, the Company or any of

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the Company’s Subsidiaries is a party or by which they are bound, other than any Company Benefit Plans. True, correct and complete copies of the Contracts listed on Section 4.12(a) of the Company Disclosure Letter have previously been delivered to or made available to Acquiror or its agents or representatives, together with all amendments thereto.
(i)   Any Contract with any of the Top Vendors or Top Customers (other than purchase orders, invoices, statements of work and non-disclosure or similar agreements entered into in the ordinary course of business consistent with past practice that do not contain any material terms relating to the Contract underlying the applicable Top Customer or Top Vendor relationship);
(ii)   Each mortgage, note, debenture, guarantee, pledge, loan, credit or financing agreement or instrument or other Contract for money borrowed by the Company or any of the Company’s Subsidiaries or pursuant to which a Lien has been placed on any material assets or properties of the Company or any of its Subsidiaries, including any other agreement or commitment for future loans, credit or financing, in each case, in excess of $500,000 in the aggregate for the Company and its Subsidiaries, taken as a whole (other than any customary credit card line (or similar cash management credit line) used in the ordinary course of business, consistent with past practice);
(iii)   Each Contract for the acquisition of any property or Person or any business unit thereof or the disposition of any material assets of the Company or any of its Subsidiaries entered into or consummated in the last three (3) years, in each case, involving payments in excess of $500,000 other than Contracts in which the applicable acquisition or disposition has been consummated and there are no material obligations ongoing;
(iv)   Each Contract related to the formation, governance or operation of a joint venture, partnership or similar arrangement or the sharing of profits or revenues therefrom or pursuant to which the Company or any of its Subsidiaries has an ownership interest in any other Person (excluding any wholly owned Subsidiary of the Company);
(v)   Contracts (other than employment agreements, employee confidentiality and invention assignment agreements, equity or incentive equity documents that are Company Benefit Plans and Governing Documents) between the Company and its Subsidiaries, on the one hand, and Affiliates of the Company or any of the Company’s Subsidiaries (other than the Company or any of the Company’s Subsidiaries), the officers and managers (or equivalents) of the Company or any of the Company’s Subsidiaries, the members or stockholders of the Company or any of the Company’s Subsidiaries, any employee of the Company or any of the Company’s Subsidiaries or a member of the immediate family of the foregoing Persons, on the other hand (collectively, “Affiliate Agreements”);
(vi)   Contracts with any employee of the Company or its Subsidiaries that provides for annual base compensation in excess of $300,000;
(vii)   Contracts with any employee or consultant of the Company or its Subsidiaries that provides for the increase in the amount, accelerated vesting, of benefits upon the consummation of the Transactions or the value of any of the benefits of which shall be calculated on the basis of any of the Transactions;
(viii)   Contracts containing covenants of the Company or any of the Company’s Subsidiaries (A) prohibiting or limiting the right of the Company or any of the Company’s Subsidiaries to engage in or compete with any Person in any line of business in any material respect or (B) prohibiting or restricting the Company’s or any of the Company’s Subsidiaries’ ability to conduct their respective businesses with any Person in any geographic area in any material respect;
(ix)   Any collective bargaining (or similar) agreement or Contract between the Company or any of the Company’s Subsidiaries, on one hand, and any labor union or other body representing employees of the Company or any of the Company’s Subsidiaries, on the other hand;
(x)   Each Contract pursuant to which the Company or any of the Company’s Subsidiaries grants a license, sublicense, right, consent or nonassertion under or with respect to any Company

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Intellectual Property to any third Person (excluding non-exclusive licenses granted by Company or any of the Company’s Subsidiaries to customers and service providers in the ordinary course of business consistent with past practice);
(xi)   Each Contract pursuant to which a third Person grants to the Company or any of the Company’s Subsidiaries a license, sublicense, right, consent or nonassertion under or with respect to any Intellectual Property that is material to the business of the Company and its Subsidiaries (other than (A) Contracts granting nonexclusive rights to use commercially available off-the-shelf Software or Software as a service offerings or other Software, products or applications that are non-customized for less than $200,000 annually; or (B) Open Source Licenses);
(xii)   Each Contract to which the Company or any of its Subsidiaries is party or bound that involves the creation, development, transfer, assignment, or ownership of any Company Registered Intellectual Property (other than employee confidentiality and invention assignment agreements entered into in the ordinary course of business consistent with past practice);
(xiii)   Each Contract reasonably expected to result in capital expenditures by the Company or any of the Company’s Subsidiaries after the date of this Agreement in an amount in excess of $500,000 in any calendar year;
(xiv)   Any Contract that (A) grants to any third Person any “most favored nation rights”, or (B) grants to any third Person price guarantees for a period greater than one (1) year from the date of this Agreement and requires aggregate future payments to the Company and its Subsidiaries, taken as a whole, in excess of $250,000 in any calendar year;
(xv)   Contracts granting to any Person (other than the Company or its Subsidiaries) a right of first refusal, first offer or similar preferential right to purchase or acquire equity interests in, or lease, purchase or acquire any material properties or assets of, the Company or any of the Company’s Subsidiaries;
(xvi)   any Contract with any Governmental Authority;
(xvii)   Contracts under which the Company or any of its Subsidiaries is lessee of, or holds or operates any personal property owned by any other party, for which the rental exceeds $500,000 in any calendar year;
(xviii)   Contracts under which the Company or any of its Subsidiaries is the lessor of or permits any third party to hold or operate any property, real or personal, for which the rental paid by such third party exceeds $500,000 in any calendar year;
(xix)   Contracts for third party services relating to the Leased Real Property, for which payment for such services exceed $500,000 in any calendar year;
(xx)   settlement or coexistence agreements with respect to any pending or threatened action; and
(xxi)   any outstanding offer that, if accepted, would constitute any of the foregoing.
(b)   Except for any Contract that will terminate upon the expiration of the stated term thereof prior to the Closing Date, all of the Contracts listed pursuant to Section 4.12(a) in the Company Disclosure Letter are (i) in full force and effect and (ii) represent the legal, valid and binding obligations of the Company or the Subsidiary of the Company party thereto, subject to the Enforceability Exceptions and, to the knowledge of the Company, represent the legal, valid and binding obligations of the counterparties thereto, subject to the Enforceability Exceptions. The Company and its Subsidiaries have performed in all material respects all respective obligations required to be performed by them to date under such Contracts listed pursuant to Section 4.12(a) and neither the Company, the Company’s Subsidiaries, nor, to the knowledge of the Company, any other party thereto is in material breach of or material default under any such Contract. Neither the Company nor any of its Subsidiaries has received any written claim or written notice of termination (including by non-renewal) under any such Contract. To the knowledge of the Company, no event has occurred which individually or together with

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other events, would reasonably be expected to result in a material breach of or a material default under any such Contract by the Company or its Subsidiaries or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both). No party to any such Contract that is a Top Vendor or Top Customer has, within the past 24 months, canceled or terminated its business with, or, to the knowledge of the Company, threatened to cancel, terminate, materially limit or materially and adversely modify its business with, the Company or any of its Subsidiaries.
Section 4.13   Company Benefit Plans.
(a)   Section 4.13(a) of the Company Disclosure Letter sets forth a complete list, as of the date hereof, of each material Company Benefit Plan, and separately identifies each Company Benefit Plan that is subject to the Laws of a country other than the United States (a “Foreign Benefit Plan”) and the non-U.S. jurisdiction applicable to each Foreign Benefit Plan, but excluding, in each case, any (A) award agreements for Company Awards made pursuant to standard forms of equity award agreement that have been made available to Acquiror, in which case only the forms of such equity award agreements will be listed, and (B) employment agreements or offer letters made pursuant to standard forms that have been made available to Acquiror and which do not provide for severance or change in control benefits, in which case only the forms of such employment agreements or offer letters will be listed. For purposes of this Agreement, a “Company Benefit Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA or any other plan, policy, program or agreement (including any employment, bonus, incentive, deferred compensation, employee loan, note or pledge agreement, equity or equity-based compensation, severance, retention, supplemental retirement, change in control, or pension plan, policy, program or agreement) which are maintained, sponsored or contributed to by the Company or any of the Company’s Subsidiaries for the benefit of any current or former director, officer, individual consultant, worker or employee of the Company or any of its Subsidiaries, or to which the Company or any of the Company’s Subsidiaries is a party or has or may have any current or contingent liability, and in each case whether or not (i) subject to the Laws of the United States, (ii) in writing or (iii) funded, but excluding in each case any statutory plan, program or arrangement that is required under applicable law and maintained by any Governmental Authority. With respect to each Company Benefit Plan, the Company has made available to Acquiror, to the extent applicable, true, complete and correct copies of (I) such Company Benefit Plan and all plan documents, trust agreements, insurance Contracts or other funding vehicles and all amendments thereto, (II) the most recent summary plan description, including any summary of material modifications, if applicable, (III) the most recent annual report (Form 5500 series) filed with the IRS with respect to such Company Benefit Plan, (IV) the most recent actuarial report or other financial statement relating to such Company Benefit Plan, if applicable, (V) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Company Benefit Plan and any pending request for such a determination letter, and (VI) all non-routine correspondence with any Governmental Authority within the past three (3) years regarding the operation or the administration of any Company Benefit Plan.
(b)   Each Company Benefit Plan has been operated and administered in compliance in all material respects with its terms and all applicable Laws, including ERISA, the Code and the IT Act. In all material respects, all contributions required to be made with respect to any Company Benefit Plan on or before the date hereof have been made and all obligations in respect of each Company Benefit Plan as of the date hereof have been accrued and reflected in the Company’s financial statements to the extent required by GAAP. Each Company Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS as to its qualification or may rely upon an opinion letter for a prototype plan and, to the knowledge of the Company, no fact or event has occurred that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan. To the knowledge of the Company, no non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA and Section 4975 of the Code has occurred with respect to any Company Benefit Plan.
(c)   No Company Benefit Plan is (i) a multiemployer pension plan (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”), (ii) an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA (“Title IV Plan”) (iii) a “multiple employer plan” as

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defined in Section 413(c) of the Code or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, and neither the Company nor any of its ERISA Affiliates has sponsored or contributed to, been required to contribute to, or had any actual or contingent liability under, a (i) Multiemployer Plan, or (ii) Title IV Plan, in each case, at any time within the previous six (6) years.
(d)   With respect to each Company Benefit Plan, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened, and to the knowledge of the Company, no facts or circumstances exist that would reasonably be expected to give rise to any such actions, suits or claims. Except as set forth on Section 4.13(d) of the Company Disclosure Letter, no Company Benefit Plan is, or within the last three (3) years has been, the subject of an examination, investigation, or audit by a Governmental Authority.
(e)   No Company Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Company or any Subsidiary for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable Law or (ii) death benefits under any pension plan.
(f)   Except as set forth on Section 4.13(f) of the Company Disclosure Letter, the consummation of the Transactions will not, either alone or in combination with another event (such as termination of employment following the consummation of the Transactions), (i) entitle any current or former employee, officer or other individual service provider of the Company or any Subsidiary of the Company to any material severance pay or any other compensation or benefits payable or to be provided by the Company or any Subsidiary of the Company, (ii) accelerate the time of payment, funding or vesting, or increase the amount of material compensation or benefits due to any such employee, officer or other individual service provider by the Company or a Subsidiary of the Company, or (iii) accelerate the vesting and/or settlement of any Company Award. The consummation of the Transactions will not, either alone or in combination with another event, result in any “excess parachute payment” under Section 280G of the Code. No Company Benefit Plan provides for a Tax gross-up, make whole or similar payment with respect to the Taxes imposed under Sections 409A or 4999 of the Code. Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined for purposes of Code Section 409A(d)(1)) is in compliance in all material respects with Section 409A of the Code and the applicable guidance issued thereunder.
(g)   All Company Awards have been granted in all material respects in accordance with the terms of the Company Incentive Plan and all applicable Laws, including valid exemptions from registration under any applicable securities Laws.
(h)   With respect to each Foreign Benefit Plan: (i) all employer and employee contributions to each Foreign Benefit Plan required by Law or by the terms of such Foreign Benefit Plan have been made in all material respects, or, if applicable, accrued; (ii) no Foreign Benefit Plan has any material unfunded liabilities; (iii) if intended to qualify for special tax treatment under applicable Law, satisfies all requirements to obtain such tax treatment; (iv) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities; and (v) has been maintained in compliance in all material respects with applicable Law. No Foreign Benefit Plan is in the nature of a defined benefit plan for the benefit of any Person in, or subject to any legal Laws of, a jurisdiction outside the United States.
(i)   Neither the Company nor any of its Subsidiaries has incurred (whether or not assessed) any Tax, penalty or other liability in the past three (3) years under Sections 4980B, 4980D, 4980H, 6055 or 6056 of the Code.
Section 4.14   Labor Relations; Employees.
(a)   The Company has provided to Acquiror a true and complete anonymized list of all employees of the Company or any of its Subsidiaries, with an indication as to: (i) title or position; (ii) whether full or part time; (iii) hire date; and (iv) location.

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(b)   Except as set forth on Section 4.14(b) of the Company Disclosure Letter, (i) neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, or any similar agreement, (ii) no such agreement is being negotiated by the Company or any of the Company’s Subsidiaries, and (iii) no labor union or any other employee representative body has requested or, to the knowledge of the Company, has sought to represent any of the employees of the Company or its Subsidiaries. In the past three (3) years, there has been no actual or, to the knowledge of the Company, threatened strike, slowdown, work stoppage, picketing, lockout or other labor dispute against or affecting the Company or any Subsidiary of the Company.
(c)   Each of the Company and its Subsidiaries are, and have been for the past three (3) years, in compliance in all material respects with all applicable Laws respecting labor and employment including, but not limited to, all applicable Laws respecting terms and conditions of employment, health and safety, wages and hours, meal and rest breaks, holiday pay and the calculation of holiday pay, working time, employee classification (with respect to both exempt vs. non-exempt status and employee vs. independent contractor and worker status), child labor, work authorization and immigration, employment discrimination, harassment, disability rights or benefits, equal opportunity and equal pay, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, maternity benefits, employee leave issues and unemployment insurance (including under the federal Emergency Paid Sick Leave Act and the federal Emergency Family and Medical Leave Expansion Act). Each of the Company and its Subsidiaries currently properly classify, and for the past three (3) years has properly classified, each person who performs or performed services for the Company or such Subsidiary as an employee or independent contractor and (with respect to their U.S. employees) as exempt or non-exempt under the Fair Labor Standards Act and similar state and local Laws. Neither the Company nor any of its Subsidiaries has any liability as a joint employer with respect to any temporary employees leased or staffed through a third-party entity.
(d)   In the past three (3) years, the Company and its Subsidiaries have not received (i) written notice of any unfair labor practice charge or complaint pending or threatened before the National Labor Relations Board or any other Governmental Authority against the Company or any of its Subsidiaries, (ii) written notice of any complaints, grievances or arbitrations arising out of any collective bargaining agreement or any other complaints, grievances or arbitration procedures against the Company or any of its Subsidiaries, (iii) written notice of any charge or complaint with respect to or relating to the Company or any of its Subsidiaries pending before the Equal Employment Opportunity Commission or any other Governmental Authority responsible for the prevention of unlawful employment practices, (iv) written notice of the intent of any Governmental Authority responsible for the enforcement of labor, employment, wages and hours of work, child labor, immigration, or occupational safety and health Laws to conduct an investigation with respect to or relating to the Company or any of its Subsidiaries or notice that such investigation is in progress, or (v) written notice of any complaint, lawsuit or other proceeding pending or threatened in any forum by or on behalf of any current or former employees against the Company or any of its Subsidiaries related to breach of any express or implied Contract of employment, unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wage and hour, or wrongful or tortious conduct in connection with the employment relationship.
(e)   Neither the Company nor any of the Company’s Subsidiaries is party to a settlement agreement with a current or former officer, employee or independent contractor of the Company or any of the Company’s Subsidiaries that involves allegations relating to sexual harassment, sexual misconduct or discrimination by either (i) an officer of the Company or any of the Company’s Subsidiaries or (ii) an employee of the Company or any of the Company’s Subsidiaries. To the knowledge of the Company, in the past three (3) years, no allegations of sexual harassment, sexual misconduct or discrimination have been made against (x) an officer of the Company or any of the Company’s Subsidiaries or (y) an employee of the Company or any of the Company’s Subsidiaries.
(f)   In the past three (3) years, the Company and its Subsidiaries have not engaged in layoffs, furloughs or employment terminations sufficient to trigger application of the Workers’ Adjustment and Retraining Notification Act or any similar state, local or foreign Law relating to group terminations.

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(g)   There are adequate resources available to meet any liability arising in the Indian Subsidiary on account of gratuity payments, as the same has neither been funded nor covered through specific gratuity insurance.
Section 4.15   Taxes.
(a)   All income and other material Tax Returns required to be filed by the Company or any of its Subsidiaries has been timely filed (taking into account any applicable extension), all such Tax Returns are true, correct, and complete in all material respects, and the Company and each of its Subsidiaries has timely paid all income and other material Taxes due (whether or not shown on such Tax Returns).
(b)   Each of the Company and its Subsidiaries has deducted and withheld from amounts (including, without limitation, any Company Award) owing to any employee, former employee, independent contractor, creditor, stockholder, related party, or other third party all material Taxes required to be deducted and withheld, and paid over to the proper Governmental Authority all such Taxes required by applicable Law to be so paid over, and complied in all material respects with all Tax Laws applicable to such deduction and withholding and related reporting requirements (including, without limitation, all information reporting, filing of prescribed returns and backup withholding provisions of the applicable Tax Law).
(c)   Except for Permitted Liens under clause (ii) of the definition thereof, there are no Liens for Taxes upon any assets of the Company, any of its Subsidiaries or any Company Stockholders.
(d)   No claim, assessment, deficiency, or proposed adjustment for any Taxes has been asserted or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries except for deficiencies which have been satisfied by payment, settled or withdrawn.
(e)   There are no Tax audits, examinations or other Actions relating to Taxes due from the Company or any of its Subsidiaries that are presently in progress or threatened in writing, and there are no waivers, extensions, or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any material Taxes of the Company or any of its Subsidiaries, in each case, other than customary extensions of the due date for filing a Tax Return.
(f)   Neither the Company nor any of its Subsidiaries is a party to any Tax indemnification, sharing, or similar agreement, other than (i) any such agreement solely among the Company and its Subsidiaries and (ii) customary Contracts entered into in the ordinary course of business and not primarily related to Taxes.
(g)   Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to be governed in whole or in part under Section 355 of the Code within the past two (2) years.
(h)   Neither the Company nor any of its Subsidiaries (i) has any liability for Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local, or non-U.S. Tax Law, as a transferee or successor, or by Contract (other than any customary Contract entered into in the ordinary course of business and not primarily related to Taxes) or (ii) has been a member of a group filing income Tax Returns on an affiliated, consolidated, combined, or unitary basis, other than a group the common parent of which was or is the Company (and of which only the Company and its Subsidiaries are or were members).
(i)   Neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be required to file Tax Returns or subject to taxation in that jurisdiction.
(j)   Neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in any country other than the country of its organization, or is, or has ever been, subject to income Tax in a jurisdiction outside the country of its organization.

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(k)   Neither the Company nor any of its Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any corresponding or similar provision of state, local or non-U.S. Law).
(l)   Neither the Company nor any of its Subsidiaries will be required to include any item of income that, individually or in the aggregate with all similar items, is material in, or exclude any item of deduction, that, individually or in the aggregate with all similar items is material from, taxable income, for any taxable period (or portion thereof) ending after the Closing Date, in each case, as a result of any (i) installment sale or open transaction disposition made prior to the Closing outside the ordinary course of business, (ii) prepaid amount received or deferred revenue recognized on or prior to the Closing outside the ordinary course of business, (iii) change in method of accounting or the use of impermissible method of accounting for a taxable period ending on or prior to the Closing Date made before the Closing, (iv) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Tax Law) executed prior to the Closing, (v) intercompany transaction or excess loss account as described in the Treasury Regulations promulgated under Section 1502 of the Code (or any similar provision of state, local, or non-U.S. Tax Law), (vi) any inclusion under Section 965 of the Code, (vii) inclusion pursuant to Section 951 or Section 951A of the Code with respect to any interest held in a “controlled foreign corporation” (as that term is defined in Section 957 of the Code) with respect to any Tax period ending on or prior to the Closing Date, or (viii) a “domestic use election” under Section 1503(d) of the Code or a “gain recognition agreement” under Treasury Regulations Section 1.367(a)-8.
(m)   Neither the Company nor any of its Subsidiaries has knowingly taken any action or agreed to take any action, or is aware of any facts or circumstances, that could reasonably be expected to impede or prevent the Merger from qualifying for the Intended Tax Treatment.
(n)   Neither the Company nor any of its Subsidiaries has utilized the employment Tax deferral or employee retention credit relief provided under Sections 2301, 2302 or 3606 of the CARES Act, as applicable, or the payroll Tax obligation deferral under IRS Notice 2020-65 or any related guidance, executive order or memorandum. The Company and its Subsidiaries have properly complied with all applicable laws and duly accounted for any available Tax credits under Sections 7001 through 7005 of the Families First Coronavirus Response Act for 2020 (or any similar election under state, local or non-U.S. law) and Section 2301 of the CARES Act (or any similar election under state, local or non-U.S. law).
(o)   Neither the Company nor any of its Subsidiaries has made a request for or entered into a closing agreement, private letter ruling, advance tax ruling or similar agreement with any Governmental Authority with respect to Taxes or a request for a change of any method of accounting, which would, individually or in the aggregate with all similar requests, adversely impact the Taxes of the Company or any of its Subsidiaries after the Effective Time.
(p)   The Company and its Subsidiaries are in material compliance with escheat and unclaimed property laws.
(q)   The Company and its Subsidiaries are in compliance in all material respects with all terms and conditions of any applicable Tax exemption or Tax holiday or Tax incentive including those in respect of export income of the Indian Subsidiary from the units set up in Special Economic Zones in India. The consummation of the Transactions will not have any material adverse effect on the continued validity and effectiveness of any such Tax exemption, Tax holiday or Tax incentive.
(r)   To the extent any provisions of the IT Act are applicable and subject to the provisions of the IT Act, all the material transactions executed, performed (including part performance) or undertaken on or prior to the Effective Time by the Company and its Subsidiaries have been executed, performed or undertaken on an Arm’s Length Basis in accordance with the provisions of the IT Act in all material respects. For purposes of this Section 4.15(r), “Arm’s Length Basis” means fair and reasonable terms that are consistent with market practice and which have been agreed in comparable transactions between parties which are independent and not related parties of, or otherwise affiliated with, each other under comparable circumstances and are accepted as such by the tax authorities under the IT Act.

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(s)   For the purposes of claiming tax exemption under the IT Act, the Indian Subsidiary has complied in all material respects with all the conditions and requirements to claim such tax exemption.
(t)   Neither the Company nor any of its Subsidiaries has at any time entered into or been party to any material transactions, schemes or arrangements which could be reasonably expected (as determined by the Company in good faith) to be reclassified for the purposes of Indian Tax under any legislation, enactment or other applicable Tax Law or otherwise by any Indian Tax authority including under the provisions of General Anti Avoidance Rules under the IT Act.
(u)   None of the Company’s Subsidiaries organized or formed under the laws of a jurisdiction outside of the United States (i) is a “surrogate foreign corporation” or “expatriated entity” within the meaning of Section 7874 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or is treated as a U.S. corporation for U.S. federal Tax purposes by reason of the application of Sections 269B or 7874(b) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or (ii) is taxable in the United States as a domestic entity pursuant to the dual charter provision of Treasury Regulation Section 301.7701-5(a) (or any corresponding or similar provision of state, local or non-U.S. Tax Law).
(v)   The Company and its Subsidiaries are in compliance with all applicable transfer pricing Laws and regulations in all material respects, including, to the extent required by applicable Law, the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the Company and its Subsidiaries.
(w)   Section 4.15(w) of the Company Disclosure Letter, sets forth the tax classification of the Company and each of its Subsidiaries for U.S. federal income tax purposes, and except as set forth in Section 4.15(w) of the Company Disclosure Letter, such classification has not changed since the formation of each such entity.
(x)   Except as otherwise disclosed on Section 4.15(x) of the Company Disclosure Letter, none of the Subsidiaries of the Company is a “passive foreign investment company” within the meaning of Section 1297 of the Code.
(y)   The Company and its Subsidiaries have (i) collected and remitted to the proper Governmental Authorities all sales, use, value added and similar Taxes that (A) are required to be collected and remitted by the applicable Law and (B) individually or in the aggregate with all similar Taxes, are material; (ii) for all transactions (including sales or the provision of services) that were (A) treated as exempt from sales, use, value added, and similar Taxes and (B) individually or in the aggregate with all similar transactions, are material, received and retained any Tax exemption certificates and other documentation qualifying such transactions as exempt to the extent such exemptions were material.
(z)   Neither the Company nor any of the Company’s Subsidiaries has liability for a material amount of unpaid Taxes that has not been adequately accrued for or reserved on the Company’s or any Company Subsidiary’s Financial Statements, other than any liability for unpaid Taxes that has been incurred since the date of the most recent Financial Statements in connection with the operation of the business of the Company or the Company’s Subsidiaries in the ordinary course of business.
(aa)   Neither the Company nor any of its non-Indian Subsidiaries have their respective place of effective management in India under the IT Act.
(bb)   The Company has ascertained that the transaction contemplated under this Agreement does not attract capital gains tax upon indirect transfer of Indian capital asset on the shareholders of the Company in India, in respect of which the Acquiror is required to withhold tax.
(cc)   The shares of the Company do not derive substantial value from any Indian assets including the Indian Subsidiary in terms of the provisions of Section 9, Explanation 5 of the IT Act. Accordingly, the transfer of shares of the Company contemplated in the transaction under this Agreement do not attract obligation on the Acquiror to withhold Indian taxes.
(dd)   Neither the Company nor any its Subsidiaries is or has been a member of a qualifying multinational group within the meaning of Chapter 2 of Part 3 of the Finance (No 2) Act 2023 or is or

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has been a member of a multinational group as contemplated by Article 1.3.1 of the OECD GloBE Rules or by any law or regulation implementing the OECD GloBE Rules. For purposes of this Section 4.15, OECD GloBE Rules means the Global Anti-Base Erosion Model Rules (Pillar Two) published by the OECD Secretariat on 20 December 2021 as amended, supplemented or substituted from time to time.
(ee)   Neither the Company nor any its Subsidiaries is or has been a qualifying entity within the meaning of Part 4 of the Finance (No 2) Act 2023.
(ff)   Neither the Company nor any its Subsidiaries is subject to a Qualified Domestic Minimum Top-Up Tax as contemplated by Article 10.1.1 of the OECD GloBE Rules.
Section 4.16   Brokers’ Fees.   Except as set forth on Section 4.16 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by the Company, any of the Company’s Subsidiaries’ or any of their Affiliates.
Section 4.17   Insurance.   Section 4.17 of the Company Disclosure Letter contains a list of, as of the date hereof, all material policies or binders of property, fire and casualty, product liability, workers’ compensation, vehicle, and other forms of insurance held by, or for the benefit of, the Company or any of the Company’s Subsidiaries as of the date of this Agreement. True, correct and complete copies of such insurance policies as in effect as of the date hereof have previously been made available to Acquiror. All such policies are in full force and effect, all premiums due have been paid, and no notice of cancellation or termination has been received by the Company or any of the Company’s Subsidiaries with respect to any such policy. Neither the Company nor any of its Subsidiaries is in material default with respect to any provision contained in any such policy. Except as disclosed on Section 4.17 of the Company Disclosure Letter, no insurer has denied or disputed coverage of any material claim under an insurance policy during the last twelve (12) months.
Section 4.18   Licenses.   The Company and its Subsidiaries have obtained, and maintain, all of the material Licenses reasonably required to permit the Company and its Subsidiaries to acquire, originate, own, operate, use and maintain their assets in the manner in which they are now operated and maintained and to conduct the business of the Company and its Subsidiaries as currently conducted. Each material License held by the Company or any of the Company’s Subsidiaries is in full force and effect. Neither the Company nor any of its Subsidiaries (a) is in material default or material violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a material default or material violation) of any term, condition or provision of any material License to which it is a party, (b) is or has been the subject of any pending or, to the knowledge of the Company, threatened Action by a Governmental Authority seeking the revocation, suspension, termination, modification, or impairment of any material License; or (c) has received any notice that any Governmental Authority that has issued any material License intends to cancel, terminate, or not renew any such material License, except to the extent such material License may be amended, replaced, or reissued as a result of and as necessary to reflect the Transactions, or as otherwise disclosed in Section 4.4 of the Company Disclosure Letter, provided, that such amendment, replacement, or reissuance does not materially adversely affect the continuous conduct of the business of the Company and its Subsidiaries as currently conducted from and after Closing. Section 4.18 of the Company Disclosure Letter sets forth a true, correct and complete list of material Licenses held by the Company or its Subsidiaries.
Section 4.19   Equipment and Other Tangible Property.   The Company or one of its Subsidiaries owns and has good title to, and has the legal and beneficial ownership of or a valid leasehold interest in or right to use by license or otherwise, all material machinery, equipment and other tangible property reflected on the books of the Company and its Subsidiaries as owned by the Company or one of its Subsidiaries, free and clear of all Liens other than Permitted Liens. Except as would not reasonably be expected to have a Company Material Adverse Effect, all material personal property and leased personal property assets of the Company and its Subsidiaries are structurally sound and in good operating condition and repair (ordinary wear and tear excepted) and are suitable for their present use.
Section 4.20   Real Property.   Section 4.20 of the Company Disclosure Letter sets forth a true, correct and complete list as of the date of this Agreement of all Leased Real Property and all Real Property Leases (as hereinafter defined) pertaining to such Leased Real Property. With respect to each parcel of Leased Real Property:

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(a)   The Company or one of its Subsidiaries holds a good and valid leasehold estate in such Leased Real Property, free and clear of all Liens, except for Permitted Liens.
(b)   The Company and its Subsidiaries have delivered to Acquiror true, correct and complete copies of all leases, lease guaranties, subleases, agreements for the leasing, use or occupancy of, or otherwise granting a right in and to the Leased Real Property by or to the Company and its Subsidiaries, including all amendments and modifications thereof (collectively, the “Real Property Leases”), and none of such Real Property Leases have been modified in any material respect, except to the extent that such modifications have been disclosed by the copies delivered to Acquiror.
(c)   Except as disclosed on Section 4.20(c) of the Company Disclosure Letter, to the knowledge of the Company, neither the Company, its Subsidiaries or any counterparty to a Real Property Lease is in material breach or material default under the Real Property Leases.
(d)   Except as disclosed on Section 4.20(d) of the Company Disclosure Letter, as of the date of this Agreement, there are no written leases, subleases, licenses or other agreements that create or confer upon any Person other than the Company or its Subsidiaries, a right to use or occupy the Leased Real Property or any portion thereof, subject to the entry and reversionary rights of lessors under the Real Property Leases and the rights of holders of Permitted Liens.
(e)   Neither the Company nor any of its Subsidiaries have received written notice of any current condemnation proceeding or proposed similar Action or agreement for taking in lieu of condemnation with respect to any portion of the Leased Real Property.
(f)   None of the Company or any of its Subsidiaries owns any Owned Real Property.
Section 4.21   Intellectual Property.
(a)   Section 4.21(a) of the Company Disclosure Letter lists (A) each item of Company Intellectual Property that is issued by or registered or pending with a Governmental Authority or domain name registrar as of the date of this Agreement (“Company Registered Intellectual Property”), specifying as to each item, as applicable: (i) the title, mark, or design; (ii) the record owner; (iii) the jurisdiction by or in which it has been issued, registered, or filed; (iv) the patent, registration, or application serial number; and (v) the issue, registration, or filing date; and the current status; (B) all material unregistered Trademarks included in the Company Intellectual Property; (C) all Company Software; and (D) a correct, current, and complete list of all social media accounts used in the Company and its Subsidiaries business. The Company or one of its Subsidiaries is the sole and exclusive beneficial and record owner of all Company Registered Intellectual Property. To the knowledge of the Company, all Company Registered Intellectual Property is subsisting and (excluding any pending applications included in the Company Registered Intellectual Property) is valid and enforceable. All assignments and other instruments necessary to establish of record the Company’s and its Subsidiaries’ ownership interest in the Company Registered Intellectual Property have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars.
(b)   The Company or one of its Subsidiaries owns, free and clear of all Liens (other than Permitted Liens) all Company Intellectual Property. Without limiting the generality of the foregoing, and except as set forth in Section 4.21(a) of the Company Disclosure Letter, the Company and its Subsidiaries have entered into written agreements with every current and former employee and independent contractor who, in each case, has created or developed material Intellectual Property for or on behalf of the Company or any of its Subsidiaries, whereby such employees and independent contractors (i) grant to the Company or a Subsidiary of the Company a present, irrevocable assignment of all of their right, title and interest in such Intellectual Property and (ii) irrevocably waive any right or interest, including any moral rights, regarding any such Intellectual Property, to the extent permitted by applicable Law. To the knowledge of Company, the Company or one of its Subsidiaries have valid and continuing rights to all Intellectual Property necessary and sufficient for the conduct of the business of the Company and its Subsidiaries as presently conducted; provided, that the foregoing representation and warranty in this sentence does not constitute a representation and warranty of non-infringement of the Intellectual Property of any third Person.

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(c)   To the knowledge of Company, the Company, its Subsidiaries, and the conduct of the business of the Company and its Subsidiaries (including the creation, development, licensing, marketing, importation, offering for sale, sale, or use of the products and services of the business of the Company and its Subsidiaries) as currently conducted and as formerly conducted in the six (6) years preceding the date of this Agreement, have not infringed upon, misappropriated or otherwise violated the Intellectual Property of any third Person and do not infringe upon, misappropriate or otherwise violate the Intellectual Property of any third Person. As of the date of this Agreement, there is no action pending or threatened in writing to which the Company or any Subsidiary of the Company is a named party, or, to the Company’s knowledge, for which any other Person is entitled to be indemnified, defended, held harmless, or reimbursed by the Company or any Subsidiary of the Company, in each case that (i) alleges the infringement, misappropriation or other violation of the Intellectual Property of any third Person or (ii) challenges the ownership, use, validity or enforceability of any Company Intellectual Property. There has not been any such action brought or threatened in writing in the past six (6) years, and to the knowledge of the Company, there are no facts or circumstances that could reasonably be expected to give rise to any such Action.
(d)   Except as set forth on Section 4.21(d) of the Company Disclosure Letter, to the knowledge of the Company (i) no Person is infringing upon, misappropriating or otherwise violating any material Company Intellectual Property in any material respect, and (ii) the Company and its Subsidiaries have not sent to any Person any written notice, charge, complaint, claim or other written assertion against such third Person claiming infringement, violation or misappropriation by such third Person of any material Company Intellectual Property.
(e)   The Company and its Subsidiaries have made available to Acquiror a complete and accurate copy of each standard form of IP Agreement of the Company and its Subsidiaries, used by Company and its Subsidiaries within the last three (3) years. Except as set forth on Section 4.21(e) of the Company Disclosure Letter, within the last three (3) years, the Company and its Subsidiaries have not granted any Person rights to use any Company Software except pursuant to a Contract either in (a) a form made available to Acquiror pursuant to this Section 4.21(e) without material deviations, and which represent the legal, valid and binding obligations of the Company or the Subsidiary of the Company party thereto, subject to the Enforceability Exceptions and, to the knowledge of the Company, represent the legal, valid and binding obligations of the counterparties thereto, subject to the Enforceability Exceptions, or (b) pursuant to a Contract set forth in Section 4.12 of the Company Disclosure Letter.
(f)   The Company and its Subsidiaries have taken commercially reasonable measures to protect the Company Intellectual Property and maintain the confidentiality of trade secrets and other confidential information included therein. To the knowledge of the Company, there has not been any unauthorized disclosure of or unauthorized access to any material trade secrets or other material confidential information to any Person in a manner that has resulted or may result in the misappropriation of, or loss of trade secret or other rights in and to such information to the detriment of the Company, such Subsidiary, or, to the knowledge of the Company, such Person to whom the Company or any of its Subsidiaries has a Contract with confidentiality obligation.
(g)   The Company and its Subsidiaries are in actual possession of the source code necessary to compile and operate all Company Software. No source code for any Company Software (excluding Open Source Materials) has been delivered, licensed or made available by the Company or any of its Subsidiaries to, or accessed by, any escrow agent or other Person, other than employees or independent contractors subject to written non-disclosure agreements restricting the disclosure and use of such source code.
(h)   No funding, facilities or resources of any Governmental Authority or any research or academic institution was used in the creation or development of any material Company Intellectual Property or other material Intellectual Property created or developed by the Company or any of its Subsidiaries in a manner that has resulted in such Governmental Authority or research or academic institution having any ownership of or right to any such Intellectual Property.
(i)   The current version of the Company Software substantially conforms to all applicable contractual commitments. To the knowledge of the Company, the current version of the Company

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Software does not contain any (i) undisclosed or hidden device or feature designed to disrupt, disable, or otherwise impair the functioning of any Software or any “back door,” “time bomb”, “Trojan horse,” “virus”, “worm,” contaminants, “drop dead device,” or other malicious code or routines that enable or permit the unauthorized access, unauthorized disablement or unauthorized erasure, of any Company System, or (ii) except as would not reasonably be expected to be material to the business of Company and its Subsidiaries, “bugs”, faults, or errors.
(j)   The Company and its Subsidiaries own, or have a valid right to access and use, the Company Systems; provided, that the foregoing representation and warranty in this sentence does not constitute a representation and warranty of non-infringement of the Intellectual Property of any third Person. The Company Systems constitute all the information technology systems infrastructure reasonably necessary to carry on the businesses of the Company and its Subsidiaries as currently conducted. The Company takes and has taken commercially reasonable measures, including (if applicable) entering into Contracts with third parties pursuant to which such third parties operate the Company Systems on behalf of the Company, to maintain and protect the performance, integrity and security of the Company Systems and to back up such Company Systems. In the past three (3) years (i) to the Company’s knowledge, there have been no material breaches of the security of the Company Systems, and (ii) there have been no disruptions in any Company Systems that has, or is reasonably likely to materially adversely affect the Company’s or its Subsidiaries’ businesses or operations.
(k)   Section 4.21(k) of the Company Disclosure Letter sets forth a correct, current, and complete list of each item of Open Source Material that is or has been included, incorporated or embedded in, linked to, combined, made available or distributed with any Company Software by the Company or any of its Subsidiaries, including for each item of Open Source Material, (i) the applicable Company Software and (ii) the name and version number of the applicable license agreement. No Open Source Material is or has been included, incorporated or embedded in, linked to, combined, made available or distributed with any Company Software by the Company or any of its Subsidiaries, in each case, in a manner that has required the Company or any Subsidiary: (A) to distribute, make available, license or disclose to any Person the source code to any Company Software (other than the Open Source Material itself); (B) to distribute, make available, or license any Company Software (other than the Open Source Material itself) without charge or at a reduced or nominal charge; (C) to distribute, make available, license or disclose any Company Software (other than the Open Source Material itself) for the purpose of making modifications or derivative works; or (D) to grant a license to, or refrain from asserting of enforcing any Company Intellectual Property. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries are in material compliance with the terms and conditions of the applicable Open Source Licenses (including all notice and attribution requirements) for the Open Source Materials that are included, incorporated or embedded in, linked to, combined, made available or distributed with any Company Software.
(l)   Except as would not reasonably be expected to be material to the business of Company and its Subsidiaries, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will result in: (i) the loss or impairment of any Company Intellectual Property; (ii) the release, disclosure, provision or delivery of, or the requirement to release, disclose, provide or deliver, any source code constituting Company Software to any third Person; (iii) the grant, assignment or transfer of, or the requirement to grant, assign or transfer, to any other Person of any license, ownership or other right or interest in, to or under any Company Intellectual Property; or (iv) the obligation to pay any additional consideration to, or the reduction of any payments from, any Person with respect to any Company Intellectual Property.
Section 4.22   Privacy and Cybersecurity.
(a)   Except as would not reasonably be expected to be material to the business of Company and its Subsidiaries, the Company and its Subsidiaries are in compliance with, and during the three (3) years preceding the date of this Agreement have been in compliance with, (i) all applicable Privacy Laws, including requirements thereunder to maintain privacy policies and notices regarding Personal Information, and (ii) all of the Company’s and its Subsidiaries’ internal and publicly facing privacy policies and notices regarding Personal Information, and (iii) the Company’s and its Subsidiaries’ contractual obligations concerning cybersecurity, data security and the security of the Company’s and

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each of its Subsidiaries’ information technology systems and processing of Personal Information. Except as would not reasonably be expected to be material to the business of Company and its Subsidiaries, the Company and its Subsidiaries have implemented and maintained policies, procedures and systems as are required by Privacy Laws for receiving and appropriately responding to requests from individuals concerning their Personal Information. There are no Actions by any Person (including any Governmental Authority), to which the Company or any of the Company’s Subsidiaries is a named party, pending or to the knowledge of the Company threatened against the Company or its Subsidiaries alleging a violation of any (i) Privacy Laws, or (ii) contractual commitments (including any applicable privacy policies) of the Company or any of the Company’s Subsidiaries with respect to any Personal Information.
(b)   To the knowledge of the Company, during the three (3) years preceding the date of this Agreement, (i) there have been no actual or reasonably suspected instances of data breaches, security incidents, or misuse of or unauthorized use of, access to, intrusions into, disruptions of, or data loss involving Company Systems which would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect (a “Data Breach”), (ii) the Company and its Subsidiaries have implemented commercially reasonable measures designed to protect Personal Information in their possession or control against a Data Breach, and (iii) neither the Company nor any Subsidiary of the Company has received any written notice or complaint from any Person with respect to any such Data Breach, nor has any such notice or complaint been threatened in writing against the Company or any of the Company’s Subsidiaries. Neither the Company nor any of its Subsidiaries have provided or been required to provide any written notification to any Person in connection with a Data Breach. Neither the Company nor any of its Subsidiaries has paid (i) any perpetrator of any data breach incident or cyber-attack or (ii) any third party with actual or alleged information about any data breach incident or cyber-attack.
(c)   All current third-party services providers, outsourcers, processors or other third parties who currently process, store or otherwise handle any Personal Information for or on behalf of the Company or any of its Subsidiaries have contractually agreed to (i) comply with applicable Privacy Laws, (ii) maintain the confidentiality of Personal Information processed on behalf of the Company or any of its Subsidiaries and, (iii) maintain reasonable and appropriate technical, physical and administrative safeguards to protect and secure such Personal Information from loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure. To the knowledge of the Company, such third parties have not (A) suffered any Data Breach involving the Company’s or any of its Subsidiaries’ Personal Information, (B) breached any obligations relating to the Company’s or any of its Subsidiaries’ Personal Information or (C) violated any Privacy Laws in relation to the Company’s or any of its Subsidiaries’ Personal Information. To the knowledge of the Company, no third party who has provided any Personal Information to the Company and its Subsidiaries has done so in violation of applicable Privacy Laws.
(d)   As of the date of this Agreement, neither the Company nor any of its Subsidiaries is subject to any contractual requirements or other legal obligations that, following the Closing, would prohibit Acquiror, the Company, or any of the Company’s Subsidiaries from receiving, accessing, storing or using any Personal Information in the manner in which the Company or the respective Subsidiary received, accessed, stored and used such Personal Information prior to the date of this Agreement. The execution, delivery and performance of this Agreement by the Company does not violate its obligations under applicable Privacy Laws, the Company’s privacy policies and applicable contractual obligations of the Company or any of its Subsidiaries regarding its collection, use or disclosure of Personal Information.
Section 4.23   Environmental Matters.
(a)   To the knowledge of the Company, the Company and its Subsidiaries are, and for the past three (3) years have been, in compliance in all material respects with all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying in all material respects with all material Licenses required by Environmental Laws (“Environmental Permits”).
(b)   Neither the Company nor its Subsidiaries has received written notice that it is subject to any current Governmental Order relating to any material non-compliance with Environmental Laws by the

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Company or its Subsidiaries or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of any material release of Hazardous Materials.
(c)   No material Action is pending or, to the knowledge of the Company, threatened with respect to the Company’s and its Subsidiaries’ compliance with or liability under Environmental Laws, and, to the knowledge of the Company, there are no facts or circumstances which could reasonably be expected to form the basis of such an Action.
(d)   In the past three (3) years, (i) the Company has not received written notice that the Company or any of its Subsidiaries has released Hazardous Materials at, on, in, under or from the Leased Real Property, the Owned Real Property or any other location, including any properties formerly owned, leased or operated by the Company or any of its Subsidiaries and, (ii) neither the Company nor any of its Subsidiaries has released any Hazardous Materials at any location, in each case for which there was a material obligation under Environmental Law to perform any investigation or remedial action.
(e)   The Company has made available to Acquiror all material environmental reports, assessments, audits and inspections, including copies of all Phase I and Phase II environmental site assessments relating to the Leased Real Property and Owned Real Property, or other location formerly owned, leased or operated by the Company or any of its Subsidiaries, prepared within the past three (3) years and in the Company’s possession, and any material communications or notices concerning any material non-compliance of the Company or any of the Company’s Subsidiaries with, or material liability of the Company or any of the Company’s Subsidiaries under, Environmental Law.
Section 4.24   Absence of Changes.
(a)   From the date of the most recent balance sheet included in the Financial Statements to the date of this Agreement, there has not been any Company Material Adverse Effect.
(b)   Since the date of the most recent balance sheet included in the Financial Statements, except (i) as set forth on Section 4.24(b) of the Company Disclosure Letter and (ii) in connection with the transactions contemplated by this Agreement and the other documents to which the Company is a party contemplated hereby, through and including the date of this Agreement, the Company and its Subsidiaries have carried on their respective businesses and operated their properties in all material respects in the ordinary course of business.
(c)   Since the date of the most recent balance sheet included in the Financial Statements, except (i) as set forth on Section 4.24(c) of the Company Disclosure Letter and (ii) in connection with the transactions contemplated by this Agreement and the other documents to which the Company is a party contemplated hereby, neither the Company nor any of its Subsidiaries has taken or permitted to occur any action that, were it to be taken from and after the date hereof, would require the prior written consent of Acquiror pursuant to Section 6.1(a) through (d), (f), (g), (i), (j), (k), (l), (m), or (n) or, with respect to the foregoing, (w).
Section 4.25   Anti-Corruption Compliance.
(a)   Neither the Company nor any of its Subsidiaries, nor any director, officer or employee, nor, to the knowledge of the Company, any agent while acting on behalf of the Company or any of the Company’s Subsidiaries, has offered or given anything of value to any official or employee of a Governmental Authority, any political party or official thereof, or any candidate for political office or any other Person, in any such case while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any official or employee of a Governmental Authority or candidate for political office, for the purpose of (i) influencing any act or decision of such government official or employee, candidate, party or campaign, (ii) inducing such government official or employee, candidate, party or campaign to do or omit to do any act in violation of a lawful duty, (iii) obtaining or retaining business for or with any person, (iv) expediting or securing the performance of official acts of a routine nature, (v) securing any improper advantage, or (vi) otherwise in violation of the Anti-Bribery Laws.
(b)   Neither the Company nor any of its Subsidiaries has established or maintained any unlawful fund of corporate monies or any other properties.

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(c)   Each of the Company and its Subsidiaries, has instituted and maintains policies and procedures reasonably designed to ensure compliance in all material respects with the Anti-Bribery Laws.
(d)   To the knowledge of the Company, as of the date hereof, there are no current or pending internal investigations, third party investigations (including by any Governmental Authority), or internal or external audits that address any material allegations or information concerning possible material violations of the Anti-Bribery Laws related to the Company or any of the Company’s Subsidiaries.
Section 4.26   Sanctions and International Trade Compliance.
(a)   The Company and its Subsidiaries (i) are, and have been for the past five (5) years, in compliance in all material respects with all applicable International Trade Laws and Sanctions Laws, and (ii) have obtained all required licenses, consents, notices, waivers, approvals, orders, registrations, declarations, or other authorizations from, and have made all requisite filings with, any applicable Governmental Authority for the import, export, re-export, deemed export, deemed re-export, or transfer required under the International Trade Laws and Sanctions Laws (the “Export Approvals”). There are no pending or, to the knowledge of the Company threatened, complaints, charges, voluntary disclosures or Actions against the Company or any of the Company’s Subsidiaries related to any International Trade Laws or Sanctions Laws or any Export Approvals.
(b)   Neither the Company nor any of its Subsidiaries nor any of their respective directors or officers, or to the knowledge of the Company, any of the Company’s or its Subsidiaries’ respective employees, agents, representatives or other Persons acting on behalf of the Company or any of the Company’s Subsidiaries, (i) is, or has been, a Sanctioned Person or (ii) during the past five (5) years, has transacted business directly or knowingly indirectly with any Sanctioned Person or in any Sanctioned Country in violation of applicable Sanctions Laws.
Section 4.27   Vendors.   Section 4.27 of the Company Disclosure Letter sets forth, as of the date of this Agreement, the top ten (10) vendors based on the aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty during the trailing twelve months for the period ending December 31, 2022 (the “Top Vendors”).
Section 4.28   Customers.   Section 4.28 of the Company Disclosure Letter sets forth, as of the date of this Agreement, the top ten (10) customers based on the aggregate Dollar value of the Company’s and its Subsidiaries’ revenue with such counterparty during the trailing twelve months for the period ending December 31, 2022 (the “Top Customers”).
Section 4.29   Government Contracts.   Neither the Company nor any of its Subsidiaries is party to: (i) any Contract, including an individual task order, delivery order, purchase order, basic ordering agreement, letter Contract or blanket purchase agreement between the Company or any of its Subsidiaries, on one hand, and any Governmental Authority, on the other hand, or (ii) any subcontract or other Contract by which the Company or one of its Subsidiaries has agreed to provide goods or services through a prime contractor directly to a Governmental Authority that is expressly identified in such subcontract or other Contract as the ultimate consumer of such goods or services. None of the Company or any of its Subsidiaries have provided any offer, bid, quotation or proposal to sell products made or services provided by the Company or any of its Subsidiaries that, if accepted or awarded, would lead to any Contract or subcontract of the type described by the foregoing sentence.
Section 4.30   No Additional Representations or Warranties.   Except as provided in this Article IV, neither the Company nor any of its Affiliates, nor any of their respective directors, managers, officers, employees, equityholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to Acquiror or Merger Sub or their Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to Acquiror or Merger Sub or their Affiliates. Without limiting the foregoing, each of Acquiror and Merger Sub acknowledges that Acquiror and Merger Sub and their respective advisors have made their own investigation of the Company and its Subsidiaries and, except as provided in this Article IV, are not relying on any representation or warranty whatsoever as to the condition, merchantability, suitability or fitness for a particular purpose or trade as to

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any of the assets of the Company or any of its Subsidiaries, the prospects (financial or otherwise) or the viability or likelihood of success of the business of the Company and its Subsidiaries as conducted after the Closing, as contained in any materials provided by the Company, its Subsidiaries or any of their respective Affiliates or any of their or their Affiliates’ respective directors, officers, employees, stockholders, partners, members or representatives or otherwise.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND MERGER SUB
Except as set forth in (i) any Acquiror SEC Filings filed or submitted on or prior to the date hereof (excluding (a) any disclosures in any risk factors section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimer and other disclosures that are generally cautionary, predictive or forward-looking in nature and (b) any exhibits or other documents appended thereto) or (ii) the disclosure letter delivered by Acquiror and Merger Sub to the Company (the “Acquiror Disclosure Letter”) on the date of this Agreement (each section of which, subject to Section 11.9, qualifies the correspondingly numbered and lettered representations in this Article V), Acquiror and Merger Sub represent and warrant to the Company as follows:
Section 5.1   Company Organization.   Each of Acquiror and Merger Sub has been duly incorporated, organized or formed and is validly existing as a corporation or exempted company in good standing (or equivalent status, to the extent that such concept exists) under the Laws of its jurisdiction of incorporation, organization or formation, and has the requisite company power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. The copies of Acquiror’s Governing Documents and the Governing Documents of Merger Sub, in each case, as amended to the date of this Agreement, previously delivered by Acquiror to the Company, are true, correct and complete. Merger Sub has no assets or operations other than those incident to this Agreement and the Transactions. All of the equity interests of Merger Sub are held directly by Acquiror. Each of Acquiror and Merger Sub is duly licensed or qualified and in good standing as a foreign corporation or company in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not reasonably be expected to be, individually or in the aggregate, material to Acquiror.
Section 5.2   Due Authorization.
(a)   Each of Acquiror and Merger Sub has all requisite corporate power and authority to (a) execute and deliver this Agreement and the documents contemplated hereby, and (b) subject to obtaining the Acquiror Stockholder Approval, consummate the Transactions and perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and the documents contemplated hereby and the consummation of the Transactions have been (i) duly and validly authorized and approved by the Acquiror Board and by Acquiror as the sole stockholder of Merger Sub and (ii) determined by the Acquiror Board as advisable to Acquiror and the Acquiror Stockholders and (iii) recommended for approval by the Acquiror Stockholders. No other company proceeding on the part of Acquiror or Merger Sub is necessary to authorize this Agreement and the documents contemplated hereby (other than the Acquiror Stockholder Approval). This Agreement has been, and at or prior to the Closing, the other documents contemplated hereby will be, duly and validly executed and delivered by each of Acquiror and/or Merger Sub, as applicable, and this Agreement constitutes, and at or prior to the Closing, the other documents contemplated hereby will constitute, a legal, valid and binding obligation of each of Acquiror and/or Merger Sub, as applicable, enforceable against Acquiror and/or Merger Sub, as applicable, in accordance with its terms, subject to the Enforceability Exceptions.
(b)   Assuming that a quorum (as determined pursuant to Acquiror’s Governing Documents) is present, the Acquiror Stockholder Approval is the only vote of any of Acquiror’s capital stock necessary in connection with entry into this Agreement by Acquiror and Merger Sub and the consummation of the Transactions, including the Closing.
(c)   At a meeting duly called and held, the Acquiror Board has unanimously approved the transactions contemplated by this Agreement as a Business Combination.

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Section 5.3   No Conflict.   Subject to the Acquiror Stockholder Approval, the execution and delivery of this Agreement by Acquiror and Merger Sub and the other documents contemplated hereby by Acquiror and Merger Sub and the consummation of the Transactions do not and will not (a) violate or conflict with any provision of, or result in the breach of or default under the Governing Documents of Acquiror or Merger Sub, (b) violate or conflict with any provision of, or result in the breach of, or default under any applicable Law or Governmental Order applicable to Acquiror or Merger Sub, (c) violate or conflict with any provision of, or result in the breach of, result in the loss of any right or benefit, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which Acquiror or Merger Sub is a party or by which Acquiror or Merger Sub may be bound, or terminate or result in the termination of any such Contract or (d) result in the creation of any Lien upon any of the properties or assets of Acquiror or Merger Sub, except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not (i) have, or would not reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect or (ii) be material to Acquiror.
Section 5.4   Litigation and Proceedings.   As of the date of this Agreement, there are no pending or, to the knowledge of Acquiror, threatened Actions against Acquiror or Merger Sub, their respective properties or assets, or, to the knowledge of Acquiror, any of their respective directors, managers, officers or employees (in their capacity as such). As of the date of this Agreement, there are no investigations or other inquiries pending or, to the knowledge of Acquiror, threatened by any Governmental Authority, against Acquiror or Merger Sub, their respective properties or assets, or, to the knowledge of Acquiror, any of their respective directors, managers, officers or employees (in their capacity as such). As of the date of this Agreement, there is no outstanding Governmental Order imposed upon Acquiror or Merger Sub, nor are any assets of Acquiror’s or Merger Sub’s respective businesses bound or subject to any Governmental Order the violation of which would, individually or in the aggregate, reasonably be expected to be material to Acquiror. From their respective dates of inception to the date of this Agreement, Acquiror and Merger Sub have not received any written notice of or been charged with the violation of any Laws, except where such violation has not been, individually or in the aggregate, material to Acquiror.
Section 5.5   SEC Filings.
(a)   Except as otherwise disclosed on Section 5.5(a) of the Acquiror Disclosure Letter, Acquiror has timely filed or furnished all statements, prospectuses, registration statements, forms, reports and documents required to be filed by it with the SEC since December 15, 2021, pursuant to the Exchange Act or the Securities Act (collectively, as they have been amended since the time of their filing through the date hereof, the “Acquiror SEC Filings”). Each of the Acquiror SEC Filings, as of the respective date of its filing (or if amended or superseded by a filing prior to the date of this Agreement or the Effective Time, then on the date of such filing), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder applicable to the Acquiror SEC Filings. As of the respective date of its filing (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), the Acquiror SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Acquiror SEC Filings. To the knowledge of Acquiror, none of the Acquiror SEC Filings filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.
(b)   On the effective date of the Proxy Statement / Registration Statement, and when first filed in accordance with Rule 424(b) under the Securities Act and/or filed pursuant to Section 14(a) of the Exchange Act, the Proxy Statement / Registration Statement (or any amendment or supplement thereto) will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act. On the effective date of the Proxy Statement / Registration Statement, the information supplied in writing by Acquiror or Merger Sub for inclusion in the Proxy Statement / Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the

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circumstances under which they are made, not misleading. On the date of any filing pursuant to Rule 424(b) under the Securities Act and/or Section 14(a) of the Exchange Act, the date the Proxy Statement / Registration Statement is first mailed to the Acquiror Stockholders, and at the time of the Acquiror Stockholders’ Meeting, the information supplied in writing by Acquiror or Merger Sub for inclusion in the Proxy Statement / Registration Statement (together with any amendments or supplements thereto), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, neither Acquiror nor Merger Sub makes any representation or warranty or covenant with respect to: (a) statements made or incorporated by reference therein in any of the foregoing documents based on information supplied by the Company or its Subsidiaries for inclusion therein or (b) any projections or forecast or forward looking statements included in the Proxy Statement / Registration Statement.
Section 5.6   Internal Controls; Listing; Financial Statements.
(a)   Except as not required in reliance on exemptions from various reporting requirements by virtue of Acquiror’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by JOBS Act, Acquiror has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to Acquiror is made known to Acquiror’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. Such disclosure controls and procedures are effective in timely alerting Acquiror’s principal executive officer and principal financial officer to material information required to be included in Acquiror’s periodic reports required under the Exchange Act. Acquiror has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of Acquiror’s financial reporting and the preparation of Acquiror’s financial statements for external purposes in accordance with GAAP and there have been no significant deficiencies or material weakness in Acquiror’s internal control over financial reporting (whether or not remediated) and no change in Acquiror’s control over financial reporting that has materially affected, or is reasonably likely to materially affect Acquiror’s internal control over financial reporting.
(b)   Acquiror has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.
(c)   The Acquiror Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed for trading on Nasdaq. Except as disclosed in the Acquiror SEC Filings or as otherwise set forth on Section 5.6(c) of the Acquiror Disclosure Letter, there is no Action pending or, to the knowledge of Acquiror, threatened against Acquiror by Nasdaq or the SEC with respect to any intention by such entity to deregister the Acquiror Class A Common Stock or prohibit or terminate the listing of Acquiror Class A Common Stock on Nasdaq.
(d)   Except as disclosed in the Acquiror SEC Filings or as otherwise set forth on Section 5.6(d) of the Acquiror Disclosure Letter, the financial statements and notes contained or incorporated by reference in the Acquiror SEC Filings fairly present in all material respects the financial condition and the results of operations, changes in stockholders’ deficit and cash flows of Acquiror as at the respective dates of, and for the periods referred to, in such financial statements, all in accordance with: (i) GAAP; and (ii) Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable. Acquiror has no off-balance sheet arrangements that are not disclosed in the Acquiror SEC Filings. No financial statements other than those of Acquiror are required by GAAP to be included in the consolidated financial statements of Acquiror.
(e)   Neither Acquiror nor Acquiror’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by Acquiror, (ii) any actual fraud, whether or not material, that involves Acquiror’s management or

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other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Acquiror or (iii) any claim or allegation regarding any of the foregoing.
Section 5.7   Governmental Authorities; Consents.   Assuming the truth and completeness of the representations and warranties of the Company contained in this Agreement, no Governmental Authorization of, or designation, declaration or filing with, or notification to, any Governmental Authority or other Person is mandatorily required on the part of Acquiror or Merger Sub with respect to Acquiror’s or Merger Sub’s execution or delivery of this Agreement or the consummation of the Transactions, except for (i) applicable requirements of the HSR Act and the NSI Act, and (ii) as otherwise disclosed on Section 5.7 of the Acquiror Disclosure Letter.
Section 5.8   Trust Account.   As of the date of this Agreement, Acquiror has at least $45,000,000 in the Trust Account. There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Acquiror SEC Filings to be inaccurate or that would entitle any Person (other than the Acquiror Stockholders holding shares of Acquiror Common Stock sold in Acquiror’s initial public offering who shall have elected to redeem their shares of Acquiror Common Stock pursuant to Acquiror’s Governing Documents and the underwriters of Acquiror’s initial public offering with respect to deferred underwriting commissions) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released other than (i) to pay Taxes and (ii) to redeem shares of Acquiror Class A Common Stock in accordance with the provisions of the SPAC’s Governing Documents and the Trust Agreement. The Trust Agreement is a valid and binding obligation of Acquiror and is in full force and effect and is enforceable in accordance with its terms. There are no claims or proceedings pending or, to the knowledge of Acquiror, threatened with respect to the Trust Account. Acquiror has performed all material obligations required to be performed by it to date under, and is not in default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the Effective Time, the obligations of Acquiror to dissolve or liquidate pursuant to Acquiror’s Governing Documents shall terminate, and as of the Effective Time, Acquiror shall have no obligation whatsoever pursuant to Acquiror’s Governing Documents to dissolve and liquidate the assets of Acquiror by reason of the consummation of the Transactions. To Acquiror’s knowledge, as of the date hereof, following the Effective Time, no Acquiror Stockholder shall be entitled to receive any amount from the Trust Account except to the extent such Acquiror Stockholder is exercising an Acquiror Share Redemption. As of the date hereof, assuming the accuracy of the representations and warranties of the Company contained herein and the compliance by the Company with its obligations hereunder, neither Acquiror or Merger Sub have any reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Acquiror and Merger Sub on the Closing Date.
Section 5.9   Investment Company Act; JOBS Act.   Acquiror is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” in each case within the meaning of the Investment Company Act. Acquiror constitutes an “emerging growth company” within the meaning of the JOBS Act.
Section 5.10   Absence of Changes.   Since June 30, 2023, (a) there has not been any event or occurrence that has had, or would not reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect and (b) except as set forth in Section 5.10 of the Acquiror Disclosure Letter, Acquiror and Merger Sub have, in all material respects, conducted their business and operated their properties in the ordinary course of business consistent with past practice.
Section 5.11   No Undisclosed Liabilities.   Except for any fees and expenses payable by Acquiror or Merger Sub as a result of or in connection with the consummation of the Transactions, there is no liability, debt or obligation of or claim or judgment against Acquiror or Merger Sub (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due), except for liabilities and obligations (i) reflected or reserved for on the financial statements or disclosed in the notes thereto included in Acquiror SEC Filings, (ii) that have arisen since the date of the

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most recent balance sheet included in the Acquiror SEC Filings in the ordinary course of business of Acquiror and Merger Sub, or (iii) which would not be, or would not reasonably be expected to be, material to Acquiror.
Section 5.12   Capitalization of Acquiror.
(a)   As of the date of this Agreement, the authorized share capital of Acquiror is 301,000,000 consisting of (i) 280,000,000 shares of Acquiror Class A Common Stock, 30,079,500 of which are issued and outstanding as of the date of this Agreement, (ii) 20,000,000 shares of Acquiror Class B Common Stock, of which 9,487,500 shares are issued and outstanding as of the date of this Agreement, and (iii) 1,000,000 preferred shares of par value $0.0001 each, of which no shares are issued and outstanding as of the date of this Agreement ((i), (ii) and (iii) collectively, the “Acquiror Securities”). The foregoing represents all of the issued and outstanding Acquiror Securities as of the date of this Agreement. All issued and outstanding Acquiror Securities (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) Acquiror’s Governing Documents, and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, Acquiror’s Governing Documents or any Contract to which Acquiror is a party or otherwise bound.
(b)   The Acquiror Warrants will be exercisable after giving effect to the Merger for one share of Acquiror Class A Common Stock at an exercise price of eleven Dollars fifty cents ($11.50) per share. As of the date of this Agreement, 28,750,000 Acquiror Public Warrants and 898,250 Acquiror Private Placement Warrants are issued and outstanding. All outstanding Acquiror Warrants (i) have been duly authorized and validly issued and constitute valid and binding obligations of Acquiror, enforceable against Acquiror in accordance with their terms, subject to the Enforceability Exceptions; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) Acquiror’s Governing Documents and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, Acquiror’s Governing Documents or any Contract to which Acquiror is a party or otherwise bound. Except Acquiror’s Governing Documents and this Agreement, there are no outstanding Contracts of Acquiror to repurchase, redeem or otherwise acquire any Acquiror Securities.
(c)   Except as set forth in this Section 5.12 or as contemplated by this Agreement or the other documents contemplated hereby, and other than in connection with any Private Placement Investment consummated in accordance with this Agreement, Acquiror has not granted any outstanding options, stock appreciation rights, warrants, rights or other securities convertible into or exchangeable or exercisable for Acquiror Securities, or any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, for the repurchase or redemption of any Acquiror Securities or the value of which is determined by reference to the Acquiror Securities, and there are no Contracts of any kind which may obligate Acquiror to issue, purchase, redeem or otherwise acquire any of its Acquiror Securities.
(d)   Subject to obtaining the Acquiror Stockholder Approval, the shares of Acquiror Class A Common Stock comprising the Total Merger Consideration, when issued in accordance with the terms hereof, shall be duly authorized and validly issued, fully paid and non-assessable and issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any Lien, purchase, option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable Law, Acquiror’s Governing Documents, or any Contract to which Acquiror is a party or otherwise bound.
(e)   Acquiror has no Subsidiaries apart from Merger Sub, and does not own, directly or indirectly, any equity interests or other interests or investments (whether equity or debt) in any Person, whether

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incorporated or unincorporated. Acquiror is not party to any Contract that obligates Acquiror to invest money in, loan money to or make any capital contribution to any other Person.
Section 5.13   Brokers’ Fees.   Except fees described on Section 5.13 of the Acquiror Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by Acquiror or any of its Affiliates.
Section 5.14   Indebtedness.   Section 5.14 of the Acquiror Disclosure Letter sets forth the principal amount of all of the outstanding Indebtedness, as of December 15, 2023, of Acquiror and Merger Sub.
Section 5.15   Taxes.
(a)   All income and other material Tax Returns required to be filed by Acquiror or Merger Sub have been timely filed (taking into account any applicable extension), all such Tax Returns are true, correct, and complete in all material respects, and the Acquiror and Merger Sub have timely paid all income and other material Taxes due (whether or not shown on such Tax Returns).
(b)   Each of Acquiror and Merger Sub has deducted and withheld from amounts owing to any employee, former employee, independent contractor, creditor, stockholder, or other third party all material Taxes required to be deducted and withheld, and paid over to the proper Governmental Authority all such Taxes required by applicable Law to be so paid over, and complied in all material respects with all Tax Laws applicable to such deduction and withholding and related reporting requirements (including, without limitation, all information reporting and backup withholding provisions of the applicable Tax Law). Each of Acquiror and Merger Sub has properly classified all service providers as employees or independent contractors for Tax purposes.
(c)   Except for Permitted Liens under clause (ii) of the definition thereof, there are no Liens for Taxes upon any assets of Acquiror or Merger Sub.
(d)   No claim, assessment, deficiency, or proposed adjustment for any Taxes has been asserted or assessed by any Governmental Authority against Acquiror or Merger Sub except for deficiencies that have been satisfied by payment, settled or withdrawn.
(e)   There are no Tax audits, examinations or other Actions relating to Taxes of Acquiror or Merger Sub that are presently in progress or threatened in writing, and there are no waivers, extensions, or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any material Taxes of Acquiror or Merger Sub, in each case, other than customary extensions of the due date for filing a Tax Return.
(f)   Neither Acquiror nor Merger Sub is a party to any Tax indemnification, sharing, or similar agreement, other than (i) any such agreement solely between Acquiror and Merger Sub and (ii) customary Contracts entered into in the ordinary course of business and not primarily related to Taxes.
(g)   Neither Acquiror nor Merger Sub has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to be governed in whole or in part under Section 355 of the Code within the past two (2) years.
(h)   Neither Acquiror nor Merger Sub (i) has any liability for Taxes of any other Person (other than Acquiror and Merger Sub) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local, or non-U.S. Tax Law, as a transferee or successor, or by Contract (other than any customary Contract entered into in the ordinary course of business and not primarily related to Taxes) or (ii) has been a member of a group filing income Tax Returns on an affiliated, consolidated, combined, or unitary basis, other than a group the common parent of which was or is Acquiror (and of which only the Acquiror or Merger Sub are or were members).
(i)   Neither Acquiror nor Merger Sub has received any written notice from any Governmental Authority in a jurisdiction where Acquiror or Merger Sub does not file Tax Returns that it is or may be required to file Tax Returns or subject to taxation in that jurisdiction.

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(j)   Neither Acquiror nor Merger Sub has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in any country other than the country of its organization, or is, or has ever been, subject to income Tax in a jurisdiction outside the country of its organization.
(k)   Neither Acquiror nor Merger Sub has participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any corresponding or similar provision of state, local or non-U.S. Law).
(l)   Neither Acquiror nor Merger Sub will be required to include any item of income that, individually or in the aggregate with all similar items, is material in, or exclude any item of deduction that, individually or in the aggregate with all similar items, is material from, taxable income, for any taxable period (or portion thereof) ending after the Closing Date, in each case, as a result of any (i) installment sale or open transaction disposition made prior to the Closing outside the ordinary course of business, (ii) prepaid amount received or deferred revenue recognized on or prior to the Closing outside the ordinary course of business, (iii) change in method of accounting or the use of impermissible method of accounting for a taxable period ending on or prior to the Closing Date made before the Closing, (iv) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Tax Law) executed prior to the Closing, or (v) intercompany transaction or excess loss account as described in the Treasury Regulations promulgated under Section 1502 of the Code (or any similar provision of state, local, or non-U.S. Tax Law).
(m)   Neither Acquiror nor Merger Sub has knowingly taken any action or agreed to take any action, or is aware of any facts or circumstances, that could reasonably be expected to impede or prevent the Merger from qualifying for the Intended Tax Treatment.
(n)   Section 5.15(n) of the Acquiror Disclosure Letter, sets forth the tax classification of Acquiror and Merger Sub for U.S. federal income tax purposes, and except as set forth in Section 5.15(n) of the Acquiror Disclosure Letter, such classification has not changed since the formation of each such entity.
(o)   Acquiror and Merger Sub are in material compliance with escheat and unclaimed property laws.
(p)   Neither the Acquiror nor Merger Sub has made a request for or entered into a closing agreement, private letter ruling, advance tax ruling or similar agreement with any Governmental Authority with respect to Taxes or a request for a change of any method of accounting, which would, individually or in the aggregate with all similar requests, adversely impact the Taxes of Acquiror or Merger Sub after the Effective Time.
(q)   Neither Acquiror nor Merger Sub has liability for a material amount of unpaid Taxes that has not been adequately accrued for or reserved on Acquiror’s or Merger Sub’s Financial Statements, other than any liability for unpaid Taxes that has been incurred since the date of the most recent Financial Statements in connection with the operation of the business of Acquiror or Merger Sub in the ordinary course of business.
Section 5.16   Business Activities.
(a)   Since formation, neither Acquiror nor Merger Sub have conducted any business activities other than activities related to Acquiror’s initial public offering or directed toward the accomplishment of a Business Combination. Except as set forth in Acquiror’s Governing Documents or as otherwise contemplated by this Agreement or the Ancillary Agreements and the Transactions, there is no agreement, commitment, or Governmental Order binding upon Acquiror or Merger Sub or to which Acquiror or Merger Sub is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Acquiror or Merger Sub or any acquisition of property by Acquiror or Merger Sub or the conduct of business by Acquiror or Merger Sub as currently conducted or as contemplated to be conducted as of the Closing, other than such effects, individually or in the aggregate, which have not been and would not reasonably be expected to be material to Acquiror or Merger Sub.

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(b)   Except for Merger Sub and the transactions contemplated by this Agreement and the Ancillary Agreements, Acquiror does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Ancillary Agreements and the Transactions, Acquiror has no material interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or would reasonably be interpreted as constituting, a Business Combination. Except for the transactions contemplated by this Agreement and the Ancillary Agreements, Merger Sub does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity.
(c)   Merger Sub was formed solely for the purpose of effecting the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than incident to the Transactions and has no, and at all times prior to the Effective Time, except as expressly contemplated by this Agreement, the Ancillary Agreements and the other documents and Transactions, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.
Section 5.17   Stock Market Quotation.   As of the date hereof, the Acquiror Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed for trading on Nasdaq under the symbol “BRKH”. As of the date hereof, the Acquiror Public Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “BRKHW.” There is no Action or proceeding pending or, to the knowledge of Acquiror, threatened against Acquiror by Nasdaq or the SEC with respect to any intention by such entity to deregister the Acquiror Class A Common Stock or Acquiror Public Warrants or terminate the listing of Acquiror Class A Common Stock or Acquiror Public Warrants on Nasdaq. None of Acquiror, Merger Sub or their respective Affiliates has taken any action in an attempt to terminate the registration of the Acquiror Class A Common Stock or Acquiror Warrants under the Exchange Act except as contemplated by this Agreement.
Section 5.18   Benefit Plans.   None of Acquiror, Merger Sub or any of their respective Subsidiaries maintains, sponsors or contributes to, or has any actual or contingent obligation or liability under, any employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) or any other plan, policy, program, arrangement or agreement that provides compensation and/or benefits to any current or former employee, officer, director or individual independent contractor thereof (each, an “Acquiror Benefit Plan”), nor does Acquiror, Merger Sub or any of their respective Subsidiaries have any obligation or commitment to create or adopt any such Acquiror Benefit Plan (except for the Equity Incentive Plan and ESPP expressly contemplated hereby).
Section 5.19   No Additional Representation or Warranties.    Except as provided in this Article V, neither Acquiror nor Merger Sub nor any their respective Affiliates, nor any of their respective directors, managers, officers, employees, stockholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to the Company or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Company or its Affiliates. Without limiting the foregoing, the Company acknowledges that the Company and its advisors have made their own investigation of Acquiror, Merger Sub and their respective Subsidiaries and, except as provided in this Article V, are not relying on any representation or warranty whatsoever as to the condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of Acquiror, Merger Sub or any of their respective Subsidiaries, the prospects (financial or otherwise) or the viability or likelihood of success of the business of Acquiror, Merger Sub and their respective Subsidiaries as conducted after the Closing, as contained in any materials provided by Acquiror, Merger Sub or any of their Affiliates or any of their respective directors, officers, employees, stockholders, partners, members or representatives or otherwise.
ARTICLE VI
COVENANTS OF THE COMPANY
Section 6.1   Conduct of Business.   From the date of this Agreement through the earlier of the Closing or valid termination of this Agreement pursuant to Article X (the “Interim Period”), the Company

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shall, and shall cause its Subsidiaries to, except (i) as otherwise explicitly contemplated by this Agreement or the Ancillary Agreements, (ii) as required by Law or (iii) as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), use commercially reasonable efforts to operate the business of the Company in the ordinary course of business consistent with past practice, including, but not limited to, continuing to maintain its relationship with customers, suppliers and vendors, accrue and collect accounts receivable, accrue and pay accounts payable and other expenses, and establish reserves for uncollectible accounts and doubtful receivables consistent with custom and past practice. Without limiting the generality of the foregoing, except as required by this Agreement or the Ancillary Agreements, as required by Law, as set forth on Section 6.1 of the Company Disclosure Letter or as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), the Company shall not, and the Company shall cause its Subsidiaries not to:
(a)   materially change or amend the Governing Documents of the Company or any of the Company’s Subsidiaries or form or cause to be formed any new Subsidiary of the Company;
(b)   make or declare any dividend or distribution to the stockholders of the Company or make any other distributions in respect of any of the Company Common Stock or equity interests;
(c)   split, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of the Company’s or any of its Subsidiaries’ capital stock or equity interests, except for any such transaction by a wholly owned Subsidiary of the Company that remains a wholly owned Subsidiary of the Company after consummation of such transaction;
(d)   purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests or other equity interests of the Company or its Subsidiaries, except for (i) the acquisition by the Company or any of its Subsidiaries of any shares of capital stock, membership interests or other equity interests of the Company or its Subsidiaries in connection with the forfeiture or cancellation of such interests and (ii) transactions between the Company and any wholly owned Subsidiary of the Company or between wholly owned Subsidiaries of the Company;
(e)   except in the ordinary course of business consistent with past practice or transactions between the Company and its wholly owned Subsidiaries: (i) enter into, modify in any material respect or terminate (other than expiration in accordance with its terms) any Contract of a type required to be listed on Section 4.12(a) of the Company Disclosure Letter or any Real Property Lease, (ii) waive, delay the exercise of, release or assign any material rights or claims under any Contract of a type required to be listed on Section 4.12(a) of the Company Disclosure Letter or any Real Property Lease or (iii) amend in any respect that certain Note Purchase Agreement, dated as of July 3, 2023, by and among the Company and the lenders party thereto;
(f)   sell, assign, transfer, convey, lease or otherwise dispose of any material tangible assets or properties of the Company or its Subsidiaries, except for (i) dispositions of obsolete or worthless equipment, (ii) transactions among the Company and its wholly owned Subsidiaries or among its wholly owned Subsidiaries and (iii) transactions in the ordinary course of business consistent with past practice;
(g)   acquire any ownership interest in any real property;
(h)   except as otherwise required by applicable Law, existing Company Benefit Plans or existing Contracts, (i) grant any severance, retention, change in control or termination or similar pay, except in connection with the promotion, hiring or termination of employment of any employee of the Company or its Subsidiaries in the ordinary course of business consistent with past practice, (ii) make any change in the key management structure of the Company or any of the Company’s Subsidiaries, (iii) (x) hire additional employees with annual compensation in excess of $300,000 or additional officers or (y) terminate existing employees with annual compensation in excess of $300,000 or existing officers, other than terminations for cause or due to death or disability, (iv) terminate, adopt, enter into or materially amend any Company Benefit Plan, (v) increase the annual base salary or bonus opportunity of any employee, officer, director or other individual service provider with annual compensation in excess of $300,000, except in the ordinary course of business consistent with past

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practice, (vi) establish any trust or take any other action to secure the payment of any compensation payable by the Company or any of the Company’s Subsidiaries or (vii) take any action to amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any compensation or benefit payable by the Company or any of the Company’s Subsidiaries;
(i)   acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets or equity interests of, any corporation, partnership, association, joint venture or other business organization or division thereof;
(j)   other than as required by applicable Law, (i) make or change any Tax election other than in the ordinary course of business, (ii) amend, modify, or otherwise change any filed income or other material Tax Return, (iii) change any accounting method in respect of material Taxes, (iv) enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Tax Law) in respect of material Taxes or any Tax sharing, indemnification, or similar agreement in respect of Taxes (other than any customary Contract entered into in the ordinary course of business and not primarily related to Taxes), (v) settle any claim or assessment in respect of material Taxes, (vi) knowingly surrender or allow to expire any right to claim a refund of material Taxes, (vii) consent to any extension or waiver of the statute of limitations applicable to any claim or assessment in respect of material Taxes (other than customary extensions of the due date for filing a Tax Return), or (viii) initiate or enter into any voluntary disclosure agreement related to material Taxes;
(k)   except as permitted under Section 6.1(h), enter into or amend any agreement with, or pay, distribute or advance any assets or property to, any of its officers, directors, employees, partners, stockholders or other Affiliates, other than (x) payments or distributions relating to obligations in respect of arms-length commercial transactions pursuant to the agreements set forth on Section 6.1(k) of the Company Disclosure Letter as existing on the date of this Agreement or (y) pursuant to any Company Financing up to $5,000,000 in the aggregate;
(l)   knowingly take any action or agree to take any action where such action could reasonably be expected to impede or prevent the Merger from qualifying for the Intended Tax Treatment;
(m)   issue any additional shares of Company Common Stock or securities exercisable for or convertible into Company Common Stock (including, for clarity, Company Awards), other than (i) the issuance of Company Common Stock upon the exercise or settlement of Company Warrants or Company Awards in the ordinary course of business (and, with respect to Company Awards, under the Company Incentive Plan and applicable award agreement), in each case, outstanding on the date of this Agreement in accordance with their terms as in effect as of the date of this Agreement or (ii) pursuant to any Company Financing;
(n)   adopt a plan of, or otherwise enter into or effect a, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or its Subsidiaries (other than the Merger);
(o)   waive, release, settle, compromise or otherwise resolve any Action, litigation or other proceedings, except where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $250,000 in the aggregate;
(p)   sell, assign, lease, license, sublicense, covenant not to assert, encumber, cancel, dispose of, abandon, fail to maintain, permit to lapse or expire, convey, or otherwise transfer (or agree to do any of the foregoing with respect to), any material Company Intellectual Property, except for (i) the expiration of Company Registered Intellectual Property in accordance with the applicable statutory term or Contract (without the possibility of any further extension or renewal) or where Company, using its reasonable business judgment, determines that such Company Registered Intellectual Property is not material to its business (ii) non-exclusive licenses granted in the ordinary course of business;
(q)   disclose or agree to disclose to any Person (other than Acquiror or any of its representatives) any trade secret or any other material confidential or proprietary information, know-how or process of the Company or any of its Subsidiaries, in each case other than in the ordinary course of business and pursuant to customary contractual obligations to maintain the confidentiality thereof;

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(r)   make or commit to make capital expenditures other than in an amount not in excess of the amount set forth on Section 6.1(r) of the Company Disclosure Letter, in the aggregate;
(s)   other than as required by applicable Law, enter into or extend any collective bargaining agreement or similar labor agreement, or recognize or certify any labor union, labor organization, or group of employees of the Company or its Subsidiaries as the bargaining representative for any employees of the Company or its Subsidiaries;
(t)   (i) limit the right of the Company or any of the Company’s Subsidiaries to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any Person or (ii) grant any exclusive or similar rights to any Person, in each case, except where such limitation or grant does not, and would not be reasonably likely to, individually or in the aggregate, materially and adversely affect, or materially disrupt, the ordinary course operation of the businesses of the Company and its Subsidiaries, taken as a whole;
(u)   except as set forth on Section 6.1(u) of the Company Disclosure Letter, terminate without replacement or amend in a manner materially detrimental to the Company and its Subsidiaries, taken as a whole, any insurance policy insuring the business of the Company or any of the Company’s Subsidiaries;
(v)   incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness, issue or sell any debt securities or any rights to acquire debt securities of the Company or any of its Subsidiaries, incur any Liens other than Permitted Liens, or enter into any arrangement having the economic effect of any of the foregoing, other than pursuant to any Company Financing; or
(w)   enter into any agreement to do any action prohibited under this Section 6.1.
Section 6.2   Inspection.   Subject to confidentiality obligations that may be applicable to information furnished to the Company or any of the Company’s Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information that is subject to attorney-client privilege (provided, that, to the extent possible, the Parties shall cooperate in good faith to permit disclosure of such information in a manner that preserves such privilege or compliance with such confidentiality obligation), and to the extent permitted by applicable Law, during the Interim Period, (a) the Company shall, and shall cause its Subsidiaries to, afford to Acquiror and its accountants, counsel and other representatives reasonable access during the Interim Period (including for the purpose of coordinating transition planning for employees and completing Acquiror’s due diligence review of the Company and its Subsidiaries), during normal business hours and with reasonable advance notice, in such manner as to not materially interfere with the ordinary course of business of the Company and its Subsidiaries, to (x) all of their respective properties, books, Contracts, commitments, Tax Returns, records, and (promptly following the execution of a consent in form and substance reasonably acceptable to such auditors or independent accountants) accounts and work papers of the Company’s and its Subsidiaries’ independent accountants and auditors and (y) appropriate officers and employees of the Company and its Subsidiaries, and shall furnish such representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries as such representatives may reasonably request; provided, that such access shall not include any unreasonably invasive or intrusive investigations or other testing, sampling or analysis of any properties, facilities or equipment of the Company or its Subsidiaries without the prior written consent of the Company, and (b) the Company shall, and shall cause its Subsidiaries to, provide to Acquiror and, if applicable, its accountants, counsel or other representatives, (x) such information and such other materials and resources relating to any Action initiated, pending or threatened during the Interim Period, or to the compliance and risk management operations and activities of the Company and its Subsidiaries during the Interim Period, in each case, as Acquiror or such representative may reasonably request, (y) prompt written notice of any material status updates in connection with any such Action or otherwise relating to any compliance and risk management matters or decisions of the Company or its Subsidiaries, and (z) copies of any communications sent or received by the Company or its Subsidiaries in connection with such Action, matters and decisions (and, if any such communications occurred orally, the Company shall, and shall cause its Subsidiaries to, memorialize such communications in writing to Acquiror). To the extent permitted by applicable Law and to the extent not inconsistent with the other limitations in this Section 6.2, during the Interim Period, the Company shall, and shall cause its Subsidiaries

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to, provide promptly to Acquiror and, if applicable, its accountants, counsel or other representatives all information concerning the Company and its Subsidiaries, and their respective business, properties and personnel, in each case, as Acquiror or such representative may reasonably request for the purpose of completing Acquiror’s due diligence. All information obtained by Acquiror, Merger Sub or their respective representatives pursuant to this Section 6.2 shall be subject to the Confidentiality Agreement.
Section 6.3   Preparation and Delivery of Additional Company Financial Statements.
(a)   The Company shall use commercially reasonable efforts to deliver to Acquiror, as soon as reasonably practicable following the date hereof, (i) the GAAP, PCAOB-audited consolidated balance sheets and statements of operations, comprehensive loss and stockholders’ deficit and cash flows of the Company and its Subsidiaries as of and for the years ended December 31, 2021 and December 31, 2022, together with the auditor’s reports thereon, and (ii) the auditor-reviewed, unaudited consolidated balance sheets of the Company and its Subsidiaries as of June 30, 2023 or September 30, 2023, as applicable, and the related auditor-reviewed, unaudited consolidated statements of operations, comprehensive loss and stockholders’ deficit and cash flows for the six or nine months then ended, as applicable, in each case, in compliance in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to such registrant (collectively, the “Financial Statements”); provided, that upon delivery of such Financial Statements, the representations and warranties set forth in Section 4.8 shall be deemed to apply to the Financial Statements with the same force and effect as if made as of the date of this Agreement.
(b)   The Company shall, to the extent necessary, use commercially reasonable efforts to deliver to Acquiror as promptly as reasonably practicable following the date hereof, the unaudited condensed consolidated balance sheets and statements of operations and comprehensive loss, stockholders’ deficit, and cash flow of the Company and its Subsidiaries as of and for any additional three (3) month periods that would be reasonably requested or required by Acquiror for inclusion in the Proxy Statement / Registration Statement (the “Additional Quarterly Financial Statements”), which shall comply with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant; provided, that upon delivery of any Additional Quarterly Financial Statements, the representations and warranties set forth in Section 4.8 shall be deemed to apply to such Additional Quarterly Financial Statements with the same force and effect as if made as of the date of this Agreement.
(c)   The Company shall use commercially reasonable efforts to provide Acquiror, as promptly as reasonably practicable, with all other information concerning the Company and its management, operations and financial condition of the Company and its Subsidiaries, in each case, as is reasonably requested by Acquiror or required by applicable Law for inclusion in the Proxy Statement / Registration Statement.
Section 6.4   Affiliate Agreements.   All Affiliate Agreements shall be terminated or settled at or prior to the Closing without further liability to Acquiror, the Company or any of the Company’s Subsidiaries, in each case, except as otherwise set forth on Section 6.4 of the Company Disclosure Letter. With respect to each such Affiliate Agreement, the Company shall deliver to Acquiror evidence of such termination or settlement, as applicable, at or prior to the Closing.
ARTICLE VII
COVENANTS OF ACQUIROR
Section 7.1   Trust Account Proceeds and Related Available Equity.   Upon satisfaction or waiver of the conditions set forth in Article IX and provision of notice thereof to the Trustee (which notice Acquiror shall provide to the Trustee in accordance with the terms of the Trust Agreement), (i) in accordance with and pursuant to the Trust Agreement, at the Closing, Acquiror (a) shall cause any documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (b) shall use its reasonable best efforts to cause the Trustee to, and the Trustee shall thereupon be obligated to (1) pay as and when due all amounts payable to Acquiror Stockholders pursuant to the Acquiror Share Redemptions, and (2) pay all remaining amounts then available in the Trust Account to Acquiror for

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immediate use or otherwise at its direction, subject to this Agreement and the Trust Agreement, and (ii) thereafter, the Trust Account shall terminate, except as otherwise provided in the Trust Agreement.
Section 7.2   Listing.   During the Interim Period, Acquiror shall use reasonable best efforts to cause Acquiror to remain listed as a public company on Nasdaq, and shall prepare and submit to Nasdaq a listing application, if required under Nasdaq rules, covering the Total Merger Consideration, and shall use reasonable best efforts to obtain approval for the listing of such shares of Acquiror Class A Common Stock and the Company shall reasonably cooperate with Acquiror with respect to such listing.
Section 7.3   Acquiror Conduct of Business.
(a)   During the Interim Period, except as set forth on Section 7.3(a) of the Acquiror Disclosure Letter, Acquiror shall, and shall cause Merger Sub to, except as required by Law, as contemplated by this Agreement, or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), operate its business in the ordinary course and consistent with past practice. Without limiting the generality of the foregoing, except as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), Acquiror shall not, and Acquiror shall cause Merger Sub not to, except as otherwise contemplated by this Agreement or the Ancillary Agreements or as required by Law:
(i)   seek any approval from the Acquiror Stockholders to change, modify or amend the Trust Agreement or the Governing Documents of Acquiror or Merger Sub, except as contemplated by the Transaction Proposals;
(ii)   (x) make or declare any dividend or distribution to the Acquiror Stockholders or make any other distributions in respect of any of Acquiror’s equity interests or Merger Sub Capital Stock, share capital or equity interests, (y) split, combine, reclassify or otherwise amend any terms of any shares or series of Acquiror’s equity interests or Merger Sub Capital Stock, or (z) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, share capital or membership interests, warrants or other equity interests of Acquiror or Merger Sub, other than a redemption of shares of Acquiror Class A Common Stock made as part of the Acquiror Share Redemptions;
(iii)   other than as required by applicable Law, (A) make or change any Tax election other than in the ordinary course of business, (B) amend, modify, or otherwise change any filed income or other material Tax Return, (C) change any accounting method in respect of material Taxes, (D) enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Tax Law) in respect of material Taxes or any Tax sharing, indemnification, or similar agreement in respect of Taxes (other than any customary Contract entered into in the ordinary course of business and not primarily related to Taxes), (E) settle any claim or assessment in respect of material Taxes, (F) knowingly surrender or allow to expire any right to claim a refund of material Taxes, (G) consent to any extension or waiver of the statute of limitations applicable to any claim or assessment in respect of material Taxes (other than customary extensions of the due date for filing a Tax Return) or (H) initiate or enter into any voluntary disclosure agreement related to material Taxes;
(iv)   knowingly take any action or agree to take any action where such action could reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment;
(v)   (A) enter into, renew or amend in any material respect, any transaction or Contract with an Affiliate of Acquiror or Merger Sub (including, for the avoidance of doubt, (x) the Sponsor and (y) any Person in which the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of 5% or greater) or (B) amend in any respect that certain letter agreement, dated December 10, 2021, by and among Acquiror, its officers and directors, the Sponsor and certain other stockholders of Acquiror party thereto;
(vi)   incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of the Company’s Subsidiaries or guaranty any debt securities of another Person,

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other than (x) any indebtedness for borrowed money or guarantee from its Affiliates and stockholders in order to meet its reasonable capital requirements, with any such loans to be made only as reasonably required by the operation of Acquiror in due course on a non-interest basis and otherwise on arm’s-length terms and conditions and repayable at the Closing, and in any event in an aggregate amount not to exceed $5,000,000 (which the Parties agree shall include any Indebtedness in respect of any Working Capital Loan) or (y) incurred between Acquiror and Merger Sub;
(vii)   other than with respect to the sale of shares of Acquiror Class A Common Stock in connection with the Private Placement Investment, (A) issue or promise to issue any Acquiror Securities or securities exercisable for or convertible into Acquiror Securities, other than the issuance of the shares of Acquiror Class A Common Stock comprising the Total Merger Consideration, (B) grant any options, warrants or other equity-based awards with respect to Acquiror Securities not outstanding on the date hereof, or (C) amend, modify or waive any of the material terms or rights set forth in any Acquiror Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein;
(viii)   except as contemplated by the Equity Incentive Plan and ESPP, (A) enter into, adopt or amend any Acquiror Benefit Plan, or enter into any employment contract or collective bargaining agreement or (B) hire any employee or any other individual to provide services to Acquiror or its Subsidiaries following Closing; or
(ix)   enter into any agreement to do any action prohibited under this Section 7.3.
Section 7.4   Post-Closing Officers of Acquiror.   Subject to the terms of the Acquiror’s Governing Documents, Acquiror shall take all such action within its power as may be necessary or appropriate such that immediately following the Effective Time, the initial officers of Acquiror shall be as determined by the Company. The Company agrees to consult, in good faith, with the Sponsor regarding the determination of such initial officers. Each of such initial officers of Acquiror shall serve in such capacity in accordance with the terms of Acquiror’s Governing Documents following the Effective Time.
Section 7.5   Indemnification and Insurance.
(a)   From and after the Effective Time, Acquiror agrees that it shall indemnify and hold harmless each present and former director and officer of (x) the Company and each of its Subsidiaries (in each case, solely to the extent acting in their capacity as such and to the extent such activities are related to the business of the Company being acquired under this Agreement) (the “Company Indemnified Parties”) and (y) Acquiror and each of its Subsidiaries (the “Acquiror Indemnified Parties” together with the Company Indemnified Parties, the “D&O Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company, Acquiror or their respective Subsidiaries, as the case may be, would have been permitted under applicable Law and its respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organizational documents in effect on the date of this Agreement to indemnify such D&O Indemnified Parties (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, Acquiror shall, and shall cause its Subsidiaries to (i) maintain for a period of not less than six (6) years from the Effective Time provisions in its Governing Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of Acquiror’s and its Subsidiaries’ former and current officers, directors, employees, and agents that are no less favorable to those Persons than the provisions of the Governing Documents of the Company, Acquiror or their respective Subsidiaries, as applicable, in each case, as of the date of this Agreement, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law. Acquiror shall assume, and be liable for, each of the covenants in this Section 7.5.
(b)   For a period of six (6) years from the Effective Time, Acquiror shall maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by

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Acquiror’s, the Company’s or their respective Subsidiaries’ directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to Acquiror or its agents or representatives) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall Acquiror be required to pay an annual premium for such insurance in excess of one hundred and fifty percent (150%) of the aggregate annual premium payable by Acquiror or the Company, as applicable, for such insurance policy for the year ending December 31, 2022; provided, however, that (i) Acquiror may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Effective Time and (ii) if any claim is asserted or made within such six (6) year period, any insurance required to be maintained under this Section 7.5 shall be continued in respect of such claim until the final disposition thereof.
(c)   Notwithstanding anything contained in this Agreement to the contrary, this Section 7.5 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on Acquiror and all successors and assigns of Acquiror. In the event that Acquiror or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Acquiror shall ensure that proper provision shall be made so that the successors and assigns of Acquiror shall succeed to the obligations set forth in this Section 7.5.
(d)   On the Closing Date, Acquiror shall enter into customary indemnification agreements reasonably satisfactory to each of the Company and Acquiror with the post-Closing directors and officers of Acquiror, which indemnification agreements shall continue to be effective following the Closing.
Section 7.6   Acquiror SEC Filings.   During the Interim Period, Acquiror will use reasonable best efforts to keep current and timely file all reports required to be filed or furnished with the SEC.
Section 7.7   Private Placements.
(a)   In connection with the Merger and the other Transactions, Acquiror shall use commercially reasonable efforts to seek equity financing in the form of a private placement of additional shares of Acquiror Class A Common Stock of up to $100,000,000.
(b)   Unless otherwise approved in writing by the Company (which approval shall not be unreasonably withheld, conditioned or delayed), and except for any of the following actions that would not increase conditionality or impose any new obligation on the Company or Acquiror, Acquiror shall not agree to reduce or impair the rights of Acquiror or any third-party rights of the Company under any Securities Purchase Agreement, and Acquiror shall not permit any material amendment or material modification to be made to, any material waiver (in whole or in part) of, or provide consent to modify (including consent to terminate), any material provision or material remedy under, or any replacements of, any of the Securities Purchase Agreements, in each case, other than any assignment or transfer contemplated therein or expressly permitted thereby (without any further amendment, modification or waiver to such assignment or transfer provision); provided, that in the case of any such assignment or transfer, the initial party to such Securities Purchase Agreement remains bound by its obligations with respect thereto in the event that the transferee or assignee, as applicable, does not comply with its obligations to consummate the Private Placement Investment contemplated thereby. Subject to the immediately preceding sentence, Acquiror shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the Private Placement Investments and the other transactions contemplated by the Securities Purchase Agreements on the terms and conditions described therein, including maintaining in effect the Securities Purchase Agreements and take, or to cause to be taken, all actions required, necessary or that it otherwise deems to be proper or advisable to consummate the transactions contemplated by the Securities Purchase Agreements on the terms described therein, including: (1) satisfying in all material respects on a timely basis all conditions and covenants applicable to Acquiror in the Securities Purchase Agreements and otherwise comply with its obligations thereunder, (2) in the event that all conditions in the applicable

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Securities Purchase Agreements (other than conditions that Acquiror or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummating the transactions contemplated by such Securities Purchase Agreements at or prior to Closing; (3) reasonably conferring with the Company regarding timing of the consummation of the Private Placement Investments; (4) delivering notices to counterparties to the Securities Purchase Agreements sufficiently in advance of the Closing to cause them to fund their obligations in advance of the Closing; and (5) pursuant to Section 11.15, using its reasonable best efforts to enforce its rights under the Securities Purchase Agreements to cause the applicable Private Placement Investors to pay to (or as directed by) Acquiror the applicable purchase price under the applicable Securities Purchase Agreement in accordance with its terms.
(c)   Without limiting the generality of the foregoing, Acquiror shall give the Company, prompt (and, in any event within three Business Days) written notice: (i) of any amendment to any Securities Purchase Agreement (together with a copy of such amendment); (ii) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any party to any Securities Purchase Agreement known to Acquiror; and (ii) if Acquiror does not expect to receive all or any portion of the Private Placement Investments on the terms, in the manner or from the sources contemplated by the Securities Purchase Agreements.
Section 7.8   Extension.
(a)   Promptly following the date of this Agreement, Acquiror shall prepare (with the reasonable cooperation of the Company) and file with the SEC a proxy statement (such proxy statement, together with any amendments or supplements to such proxy statement, the “Extension Proxy Statement”) pursuant to which it shall seek the approval of the Acquiror Stockholders to amend the Governing Documents of Acquiror to extend the deadline by which Acquiror must complete a Business Combination in accordance therewith (such date, the “Business Combination Deadline”) to such date as may be agreed in writing by Acquiror and the Company (such agreement not to be unreasonably withheld, conditioned or delayed) (an “Extension”). Acquiror shall use its reasonable best efforts to cause the Extension Proxy Statement to: (i) comply with the rules and regulations promulgated by the SEC; and (ii) have the Extension Proxy Statement cleared by the SEC as promptly as practicable after such filing. To the extent not prohibited by Law, Acquiror shall provide the Company a reasonable opportunity to review the Extension Proxy Statement prior to its filing with the SEC and will consider in good faith the incorporation of any comments from the Company and its counsel to the Extension Proxy Statement.
(b)   To the extent not prohibited by Law, Acquiror will advise the Company, reasonably promptly after Acquiror receives notice, of: (A) the time when any supplement or amendment to the Extension Proxy Statement has been filed; or (B) any request by the SEC for the amendment or supplement of the Extension Proxy Statement or for additional information. To the extent not prohibited by Law, Acquiror shall provide the Company and its counsel with (x) any comments or other communications, whether written or oral, that Acquiror or its counsel may receive from time to time from the SEC or its staff with respect to the Extension Proxy Statement (including any notification (orally or in writing) from the SEC that the Extension Proxy Statement will not be “reviewed” or will not be subject to further review) promptly after receipt of those comments or other communications and (y) a reasonable opportunity to participate in the response of Acquiror to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given).
(c)   Each of Acquiror and the Company agrees to, as promptly as reasonably practicable, furnish the other party with such information as shall be reasonably requested concerning itself, its Subsidiaries, officers, directors, managers, stockholders, shareholders and other equityholders and information regarding such other matters as may be reasonably necessary or advisable or as may be reasonably requested for inclusion in (including to be incorporated by reference in) or attachment to the Extension Proxy Statement. Each of Acquiror and the Company shall ensure that: (i) all of the information supplied by it or on its behalf for inclusion in (including to be incorporated by reference in) or attachment to the Extension Proxy Statement, at the earlier of the date it is filed with the SEC or first mailed to the Acquiror Stockholders, shall be accurate in all material respects and shall not omit to state any material fact required to be stated in the Extension Proxy Statement or necessary in order to make the

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statements in the Extension Proxy Statement, in light of the circumstances under which they are made, not misleading; (ii) the Extension Proxy Statement shall comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated under the Exchange Act; and (iii) the Extension Proxy Statement shall contain substantially the same financial and other information about the Company and its equityholders as is required under Regulation 14A of the Exchange Act regulating the solicitation of proxies. If, at any time prior to the Closing, Acquiror or the Company becomes aware of: (x) the Extension Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or (y) any other information which is required to be set forth in an amendment or supplement to the Extension Proxy Statement so that it would not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, the Company or Acquiror (as applicable) shall promptly inform Acquiror or the Company (as applicable). Thereafter, each of the Company and Acquiror shall cooperate with the other in filing with the SEC or mailing to the Acquiror Stockholders an amendment or supplement to the Extension Proxy Statement. Each of the Company and Acquiror shall use its reasonable best efforts to cause their and their Subsidiaries’ managers, directors, officers and employees to be reasonably available to Acquiror, the Company and their respective counsel in connection with the drafting of such filings and mailings and responding in a timely manner to comments from the SEC.
(d)   Acquiror shall: (i) as promptly as practicable after the Extension Proxy Statement is cleared by the SEC, (A) cause the Extension Proxy Statement to be disseminated to the Acquiror Stockholders in compliance with applicable Law, (B) duly (x) give notice of and (y) convene and hold a meeting of the Acquiror Stockholders (the “Acquiror Extension Meeting”) in accordance with the Acquiror’s Governing Documents and the applicable rules of Nasdaq for a date no later than three (3) Business Days prior to the Business Combination Deadline then in effect (or such later date as the Company and Acquiror shall agree), provided, that the Acquiror Extension Meeting shall be scheduled for a date and time such that, after the conclusion of such meeting, Acquiror shall have sufficient time to effectuate the amendment of the Acquiror’s Organizational Documents, and (C) solicit proxies from the Acquiror Stockholders to vote in favor of the Extension; and (ii) provide the Acquiror Stockholders with the opportunity to elect to effect an Acquiror Share Redemption. Notwithstanding anything to the contrary set forth in this Section 7.8 to the extent (1) the Acquiror Stockholder Approval is obtained at any time before the Acquiror Extension Meeting is held and (2) the Closing has occurred prior to the Business Combination Deadline then in effect, all obligations under this Section 7.8 shall terminate and be of no further force or effect. Acquiror shall, through its Board of Directors, recommend to the Acquiror Stockholders the approval of the Extension, and include such recommendation in the Extension Proxy Statement. Subject to the Modification in Recommendation in response to an Acquiror Intervening Event as set forth in Section 8.2(c), the board of directors of Acquiror shall not effect a Modification in Recommendation to the Acquiror Stockholders with respect to the approval of the Extension.
(e)   To the fullest extent permitted by applicable Law, Acquiror shall promptly continue to take all such necessary actions, including the actions required by this Section 7.8, and hold additional Acquiror Extension Meetings in order to obtain the requisite approval of the Acquiror Stockholders to the Extension, in each case, if such approval shall not have been obtained at any such Acquiror Extension Meeting. Acquiror may only adjourn the Acquiror Extension Meeting: (i) to solicit additional proxies for the purpose of obtaining the requisite approval of the Acquiror Stockholders to the Extension; (ii) for the absence of a quorum; (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that Acquiror has determined in good faith, after consultation with outside legal counsel, is required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Acquiror Stockholders prior to the Acquiror Extension Meeting; (iv) to allow reasonable additional time to reduce the number of shares of Acquiror’s common stock as to which the holders thereof have elected to effect a redemption thereof; or (v) with the prior written consent of the Company; provided, that following the adjournment, the rescheduled Acquiror Extension Meeting shall be scheduled for a date and time such that, after the conclusion of such meeting, Acquiror shall have sufficient time to effectuate the amendment of the Acquiror’s Organizational Documents.

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Section 7.9   Equity Incentive Plan; ESPP.   Prior to the Closing Date, Acquiror shall approve and adopt an equity incentive plan in form and substance mutually agreed upon between the Company and Acquiror (the “Equity Incentive Plan”) that provides for grants of awards to eligible service providers and an employee stock purchase plan in form and substance mutually agreed upon between the Company and Acquiror (the “ESPP”) pursuant to which eligible participants may purchase shares of Acquiror Common Stock. The initial aggregate share reserves under the Equity Incentive Plan and ESPP will represent fifteen percent (15%) of the aggregate number of shares of Acquiror Common Stock issued and outstanding immediately after the Closing. In addition, (a) the Equity Incentive Plan will provide for an annual increase to the initial share reserve thereof on the first day of each calendar year during the term of the Equity Incentive Plan equal to 4% of the aggregate number of shares of Acquiror Common Stock issued and outstanding on the last day of the immediately preceding calendar year, and (b) the ESPP will provide for an annual increase to the initial share reserve thereof on the first day of each calendar year during the term of the ESPP equal to 1% of the aggregate number of shares of Acquiror Common Stock issued and outstanding on the last day of the immediately preceding calendar year.
ARTICLE VIII
JOINT COVENANTS
Section 8.1   HSR Act; Other Filings.
(a)   In connection with the Transactions, each of the Company and Acquiror shall (and, to the extent required, shall cause its Affiliates to) comply promptly, but in no event later than ten (10) Business Days after the filing with the SEC of the Proxy Statement / Registration Statement pursuant to Section 8.2, with the notification and reporting requirements of the HSR Act.
(b)   The Acquiror shall promptly and within ten (10) Business Days after the date hereof (or as soon as reasonably practicable thereafter) give notice of the Transactions to the Secretary of State under section 14 of the NSI Act.
(c)   Each of the Company and Acquiror shall comply as promptly as practicable with any Antitrust or FDI Information or Document Requests.
(d)   Each of the Company and Acquiror shall (and, to the extent required, shall cause its Affiliates to) request, if available, early termination of any waiting period under the HSR Act and exercise its reasonable best efforts to (i) obtain termination or expiration of any applicable waiting periods under the HSR Act and (ii) prevent the entry, in any Action brought by an Antitrust Authority, an FDI Authority or any other Person, of any Governmental Order which would prohibit, make unlawful or delay the consummation of the Transactions.
(e)   Each of the Company and Acquiror shall (and, to the extent required, shall cause its Affiliates to) cooperate in good faith with Governmental Authorities and use their respective reasonable best efforts to undertake promptly any and all action required to complete lawfully the Transactions as soon as practicable, but in any event prior to the Agreement End Date, and avoid, prevent, eliminate or remove the actual or threatened commencement of any proceeding in any forum by or on behalf of any Governmental Authority or the issuance of any Governmental Order that would delay, enjoin, prevent, restrain or otherwise prohibit the consummation of the Merger, including, with the prior written consent of the other Parties, (i) proffering and consenting and/or agreeing to a Governmental Order or other agreement providing for (A) the sale, licensing or other disposition, or the holding separate, of particular assets, categories of assets or lines of business of the Company or Acquiror or (B) the termination, amendment or assignment of existing relationships and contractual rights and obligations of the Company or Acquiror and (ii) promptly effecting the disposition, licensing or holding separate of assets or lines of business or the termination, amendment or assignment of existing relationships and contractual rights, in each case, at such time as may be necessary to permit the lawful consummation of the Transactions on or prior to the Agreement End Date; provided, that neither Acquiror nor the Company shall be required to undertake any action under this paragraph that (x) would materially impact Acquiror’s or the Company’s expected benefits resulting from the Transactions or (y) is not conditioned upon the consummation of the Transactions.

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(f)   With respect to each of the above filings, and any other requests, inquiries, Actions or other proceedings by or from Governmental Authorities in connection with the Transactions, each of the Company and Acquiror shall (and, to the extent required, shall cause its controlled Affiliates to) (i) diligently and expeditiously defend and use reasonable best efforts to obtain any necessary clearance, approval, consent, or Governmental Authorization under Laws prescribed or enforceable by any Governmental Authority for the Transactions and to resolve any objections as may be asserted by any Governmental Authority with respect to the Transactions; and (ii) cooperate fully with each other in the defense of such matters. To the extent not prohibited by Law and reasonably necessary, the Company shall promptly furnish to Acquiror, and Acquiror shall promptly furnish to the Company, copies of any notices or written communications received by such party or any of its Affiliates from any third party or any Governmental Authority with respect to the Transactions, and each Party shall permit counsel to the other Parties an opportunity to review in advance, and each Party shall consider in good faith the views of such counsel in connection with, any proposed written communications by such Party and/or its Affiliates to any Governmental Authority concerning the Transactions; provided, that none of the Parties shall extend any waiting period or comparable period under the HSR Act, or enter into any agreement with any Governmental Authority, without the prior written consent of the other Parties. Materials required to be provided pursuant to this Section 8.1(f) may be restricted to outside counsel and may be redacted (i) to remove references concerning the valuation of the Company; (ii) as necessary to comply with contractual arrangements; and (iii) to remove references to privileged information. To the extent not prohibited by Law, the Company agrees to provide Acquiror and its counsel, and Acquiror agrees to provide the Company and its counsel, the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, either in person or by telephone, between such party and/or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the Transactions.
(g)   The Acquiror shall not merge with or acquire, or agree to merge with or acquire, any other person, or acquire or agree to acquire a substantial portion of the assets of or equity in any other person, before consummating the Merger, if such action would reasonably be expected to adversely affect or materially delay the approval by any Governmental Authority, or the expiration or termination of any waiting period under antitrust Laws, in connection with the Transactions.
Section 8.2   Preparation of Proxy Statement / Registration Statement; Stockholders’ Meeting and Approvals.
(a)   Proxy Statement / Registration Statement and Prospectus.
(i)   As promptly as practicable after the execution of this Agreement, Acquiror and the Company shall jointly prepare (with the Company’s reasonable cooperation (including causing its Subsidiaries and representatives to cooperate)), and Acquiror shall file with the SEC a registration statement on Form S-4 (as amended or supplemented, the “Proxy Statement / Registration Statement”), as mutually agreed upon by Acquiror and the Company, which shall include a proxy statement / prospectus, in connection with the registration under the Securities Act of the shares of Acquiror Class A Common Stock that constitute the Total Merger Consideration to be paid in respect of shares of Company Common Stock in accordance with Section 3.1. Each of Acquiror and the Company shall use its reasonable best efforts to cause the Proxy Statement / Registration Statement to (x) comply with the rules and regulations promulgated by the SEC and (y) be declared effective under the Securities Act as promptly as practicable after such filing and to keep the Proxy Statement / Registration Statement effective as long as is necessary to consummate the Transactions. The Company shall use commercially reasonable efforts to cooperate with the Acquiror to ensure the Company’s readiness for operation as a public company, including with respect to the Company’s accounting and financial reporting, finance effectiveness, financial planning and analysis, tax, internal controls and internal audit, human resources and compensation, treasury, enterprise risk management, technology and cybersecurity functions. Acquiror also agrees to use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the Transactions (provided, that neither Acquiror nor the Company will be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (B) consent to general service of

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process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction), and the Company shall furnish all information concerning the Company, its Subsidiaries and any of their respective members or stockholders as may be reasonably requested in connection with any such action. Each of Acquiror and the Company agrees to furnish to the other party all information concerning itself, its Subsidiaries, officers, directors, managers, stockholders, and other equityholders and information regarding such other matters as may be reasonably necessary or advisable or as may be reasonably requested in connection with the preparation and filing of the Proxy Statement / Registration Statement, a Current Report on Form 8-K pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or any other statement, filing, notice or application made by or on behalf of Acquiror, the Company or their respective Subsidiaries to any regulatory authority (including Nasdaq) in connection with the Merger and the other Transactions (the “Offer Documents”). Acquiror will cause the Proxy Statement / Registration Statement to be mailed to the Acquiror Stockholders promptly after the Proxy Statement / Registration Statement is declared effective under the Securities Act.
(ii)   To the extent not prohibited by Law, Acquiror will advise the Company, reasonably promptly after Acquiror receives notice thereof, of the time when the Proxy Statement / Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the Acquiror Common Stock for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Proxy Statement / Registration Statement or for additional information. To the extent not prohibited by Law, the Company and its counsel shall be given a reasonable opportunity to review and comment on the Proxy Statement / Registration Statement and any Offer Document each time before any such document is filed with the SEC, and Acquiror shall give reasonable and good faith consideration to any comments made by the Company and its counsel. To the extent not prohibited by Law, Acquiror shall provide the Company and their counsel with (A) any written comments or other communications that Acquiror or its counsel may receive from time to time from the SEC or its staff with respect to the Proxy Statement / Registration Statement or Offer Documents promptly after receipt of those comments or other communications and (B) a reasonable opportunity to participate in the response of Acquiror to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating with the Company or its counsel in any discussions or meetings with the SEC.
(iii)   Each of Acquiror and the Company shall ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in the Proxy Statement / Registration Statement will (A) at the time of the Proxy Statement / Registration Statement is filed with the SEC, at each time at which it is amended, or at the time it becomes effective under the Securities Act or (B) at the date it is first mailed to the Acquiror Stockholders and at the time of the Acquiror Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(iv)   If, at any time prior to the Effective Time, any information relating to the Company, Acquiror or any of their respective Subsidiaries, Affiliates, directors or officers that is required to be set forth in an amendment or supplement to the Proxy Statement / Registration Statement, so that neither of such documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, is discovered by the Company or Acquiror, the party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the Acquiror Stockholders.
(b)   Acquiror Stockholder Approval.
(i)   Acquiror shall (A) as promptly as practicable after the Proxy Statement / Registration Statement is declared effective under the Securities Act, (x) cause the Proxy Statement / Registration Statement to be disseminated to Acquiror Stockholders in compliance with applicable Law,

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(y) solely with respect to the following clause (1), duly (1) give notice of and (2) convene and hold a meeting of its stockholders (the “Acquiror Stockholders’ Meeting”) in accordance with Acquiror’s Governing Documents and Nasdaq requirements for a date no later than thirty (30) Business Days following the date the Proxy Statement / Registration Statement is declared effective, and (z) solicit proxies from the holders of Acquiror Common Stock to vote in favor of each of the Transaction Proposals, and (B) provide its stockholders with the opportunity to elect to effect an Acquiror Share Redemption.
(ii)   Acquiror shall, through Acquiror Board, recommend to its stockholders the (A) approval of the change of Acquiror’s name to “Blaize Holdings, Inc.”, (B) amendment and restatement of Acquiror’s Governing Documents, substantially in the form attached as Exhibit A and Exhibit B to this Agreement (with such changes as may be agreed in writing by Acquiror and the Company) (as may be subsequently amended by mutual written agreement of the Company and Acquiror at any time before the effectiveness of the Proxy Statement / Registration Statement), including any separate or unbundled proposals as are required to implement the foregoing, (C) adoption and approval of this Agreement in accordance with applicable Law and exchange rules and regulations, (D) approval of the issuance of shares of Acquiror Class A Common Stock in connection with the Merger, (E) election of directors effective as of the Closing as contemplated by Section 8.2(e), (F) adoption and approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Proxy Statement / Registration Statement or correspondence related thereto, (G) adoption and approval of the Equity Incentive Plan and ESPP, (H) adoption and approval of any other proposals as reasonably agreed by Acquiror and the Company to be necessary or appropriate in connection with the Transactions and (I) adjournment of the Acquiror Stockholders’ Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (A) through (I), together, the “Transaction Proposals”, and proposals (A) through (G), the “Required Transaction Proposals”), and include such recommendation in the Proxy Statement / Registration Statement.
(c)   Modification in Recommendation.   The Acquiror Board shall not withdraw, amend, qualify or modify its recommendation to the Acquiror Stockholders that they vote in favor of the Transaction Proposals (together with any withdrawal, amendment, qualification or modification of its recommendation to the Acquiror Stockholders described in the recitals hereto, a “Modification in Recommendation”); provided, that the Acquiror Board may make a Modification in Recommendation if as a result of an Acquiror Intervening Event, the Acquiror Board determines in good faith, after consultation with its outside legal counsel, that a failure to make a Modification in Recommendation would reasonably be expected to be a breach of, or be inconsistent with, its fiduciary obligations to the Acquiror Stockholders under applicable Law; provided, further, that: (i) Acquiror shall have delivered written notice to the Company advising the Company that the Acquiror Board proposes to take such action in response to an Acquiror Intervening Event and containing the material facts underlying the Acquiror Board’s determination that an Acquiror Intervening Event has occurred and of its intention to make a Modification in Recommendation as a result of an Acquiror Intervening Event at least five (5) Business Days prior to the taking of such action by Acquiror (in each case, it being acknowledged that such notice shall not itself constitute a breach of this Agreement), (ii) during such period and prior to making a Modification in Recommendation, if requested by the Company, Acquiror shall have negotiated in good faith with the Company regarding any revisions or adjustments proposed by the Company to the terms and conditions of this Agreement as would enable the Acquiror Board to reaffirm its recommendation and not make such Modification in Recommendation and (iii) if the Company requested negotiations in accordance with clause (ii), Acquiror may make a Modification in Recommendation only if the Acquiror Board, after considering in good faith any revisions or adjustments to the terms and conditions of this Agreement that the Company shall have, prior to the expiration of the five (5) Business Day period (it being understood that any material development with respect to an Acquiror Intervening Event, in each case, shall require a new notice but with an additional two (2) Business Day (instead of five (5) Business Day) period from the date of such notice), offered in writing to Acquiror, continues to determine in good faith that failure to make a Modification in Recommendation would be a breach of, or inconsistent with, its fiduciary duties to the Acquiror Stockholders under applicable Law. Notwithstanding anything to the contrary in this Section 8.2(c), in no event shall any of the following (or the effect of any of the following), alone or in combination,

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permit or justify, or be taken into account in determining whether to make, a Modification in Recommendation: (A) meeting, failing to meet or exceeding projections of the Company and its Subsidiaries (in and of itself, but without preventing a determination of a Modification in Recommendation as to the Events underlying such change); (B) any actions required to be taken pursuant to this Agreement; and (C) any changes in the price of Acquiror Common Stock (in and of itself, but without preventing a determination of a Modification in Recommendation as to the Events underlying such change). To the fullest extent permitted by applicable Law, (x) Acquiror’s obligations to establish a record date for, duly call, give notice of, convene and hold the Acquiror Stockholders’ Meeting shall not be affected by any Modification in Recommendation and (y) Acquiror agrees to establish a record date for, duly call, give notice of, convene and hold the Acquiror Stockholders’ Meeting and submit for approval the Transaction Proposals and (z) provided, that there has been no Modification in Recommendation, Acquiror shall use its reasonable best efforts to take all actions necessary to obtain the Acquiror Stockholder Approval at the Acquiror Stockholders’ Meeting, including as such Acquiror Stockholders’ Meeting may be adjourned or postponed in accordance with this Agreement, including by soliciting proxies in accordance with applicable Law for the purpose of seeking the Acquiror Stockholder Approval. Acquiror may only adjourn the Acquiror Stockholders’ Meeting (I) to solicit additional proxies for the purpose of obtaining the Acquiror Stockholder Approval, (II) for the absence of a quorum and (III) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that Acquiror has determined in good faith after consultation with outside legal counsel is required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Acquiror Stockholders prior to the Acquiror Stockholders’ Meeting; provided, that the Acquiror Stockholders’ Meeting (1) may not be adjourned to a date that is more than fifteen (15) days after the date for which the Acquiror Stockholders’ Meeting was originally scheduled (excluding any adjournments required by applicable Law) and (2) shall not be held later than three (3) Business Days prior to the Agreement End Date.
(d)   Company Stockholder Approvals.   Upon the terms set forth in this Agreement, the Company shall use its reasonable best efforts to solicit and obtain the Company Stockholder Approvals in the form of an irrevocable written consent (the “Company Stockholder Written Consent”), from the Requisite Company Stockholders as soon as reasonably practicable after the Proxy Statement / Registration Statement is declared effective by the SEC. Promptly following the receipt of the Company Stockholder Approvals via the executed Company Stockholder Written Consent from the Requisite Company Stockholders, the Company will prepare (subject to the reasonable approval of Acquiror) and deliver, to the holders of Company Common Stock who have not executed and delivered a Company Stockholder Written Consent, the notice required by Section 228(e) of the DGCL, which shall include a description of the appraisal rights of such holders available under Section 262 of the DGCL, along with such other information as is required thereunder and pursuant to applicable Law. In the event the Company is not able to obtain the Company Stockholder Approvals in such manner and Acquiror does not elect to exercise its right to terminate this Agreement, the Company shall duly convene a meeting of the stockholders of the Company for the purpose of voting solely upon the adoption of this Agreement and the Transactions, including the Merger, as soon as reasonably practicable, in which case the Company shall obtain the Company Stockholder Approvals at such meeting of the stockholders of the Company and shall take all other action necessary or advisable to secure the Company Stockholder Approvals as soon as reasonably practicable.
(e)   Acquiror Board.   Acquiror and the Company shall take all necessary action to cause the board of directors of Acquiror as of immediately following the Closing (the “New Acquiror Board”) to consist of nine (9) directors. The initial composition of the New Acquiror Board shall be comprised of (a) two (2) individuals to be designated by the Company, (b) two (2) individuals to be designated by the Sponsor and (c) five (5) individuals will be independent directors, designated by the Company (the “Independent Directors”). The Company agrees to consult, in good faith, with Acquiror regarding the determination of the Independent Directors. The Parties shall use reasonable best efforts to ensure that the Persons designated for election to the New Acquiror Board pursuant to this Section 8.2(e) are nominated and elected as directors of Acquiror effective as of the Closing, and the identities of such individuals shall be made publicly available prior to the date on which the Proxy Statement / Registration Statement is filed with the SEC in definitive form.

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Section 8.3   Support of Transaction.   Without limiting any covenant contained in Article VI, or Article VII, during the Interim Period, Acquiror and the Company shall each, and each shall cause its Subsidiaries to (a) use reasonable best efforts to obtain all material consents and approvals of, and send all notices to, third parties that any of Acquiror or the Company or their respective Affiliates are required to obtain or send, as applicable, in order to consummate the Merger (including, in the case of the Company, the Contracts and Licenses set forth on Section 4.4 of the Company Disclosure Letter), (b) use reasonable best efforts to deliver the Ancillary Agreements, to the extent not delivered on or prior to the date hereof, and (c) take such other action as may be reasonably necessary or as another party hereto may reasonably request to satisfy the conditions of Article IX or otherwise to comply with this Agreement and to consummate the Transactions as soon as practicable. The Company shall use reasonable best efforts to procure the execution of Ancillary Agreements by the applicable Company Stockholders, to the extent not so executed on or prior to the date hereof. Notwithstanding anything to the contrary contained herein, no action taken by the Company or Acquiror under this Section 8.3 will constitute a breach of Section 6.1 or Section 7.3, respectively.
Section 8.4   Transfer Taxes.   All transfer, documentary, sales, use, real property, stamp, registration, value added and other similar Taxes incurred as a result of the Merger (“Transfer Taxes”) shall be timely paid in accordance with this Agreement when due. The Company shall file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes and shall timely pay (or cause to be timely paid) to the applicable Governmental Authority such Transfer Taxes. The Parties shall cooperate in good faith to prepare and file (or cause to be prepared and filed) all Tax Returns in respect of any such Transfer Taxes. For the avoidance of doubt, Transfer Taxes referred to in this Section 8.4 shall exclude Taxes imposed on income, profit or gain, including Taxes under the IT Act, and shall exclude any Excise Taxes payable in connection with any Acquiror Share Redemption (for the avoidance of doubt, Acquiror shall bear sole responsibility for timely paying any Excise Taxes payable in connection with any Acquiror Share Redemption).
Section 8.5   Section 16 Matters.   During the Interim Period, each of the Company and Acquiror shall take all such steps as may be required (to the extent permitted under applicable Law) to cause any dispositions of shares of the Company Common Stock or acquisitions of shares of Acquiror Class A Common Stock (including, in each case, securities deliverable upon exercise, vesting or settlement of any derivative securities) resulting from the Transactions by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the Transactions to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 8.6   Cooperation; Consultation.
(a)   During the Interim Period, each of the Company and Acquiror shall, and each of them shall cause its respective Subsidiaries (as applicable) and its and their officers, directors, managers, employees, consultants, counsel, accounts, agents and other representatives to, reasonably cooperate in a timely manner in connection with any financing arrangement the Parties mutually agree to seek in connection with the transactions contemplated by this Agreement (it being understood and agreed that, other than the Private Placement Investment, the consummation of any such financing by the Company or Acquiror shall be subject to the Parties’ mutual agreement), including (if mutually agreed by the Parties) (i) by providing such information and assistance as the other party may reasonably request, (ii) granting such access to the other party and its representatives as may be reasonably necessary for their due diligence, and (iii) participating in a reasonable number of meetings, presentations, road shows, drafting sessions, due diligence sessions with respect to such financing efforts (including direct contact between senior management and other representatives of the Company and its Subsidiaries at reasonable times and locations). All such cooperation, assistance and access shall be granted during normal business hours and shall be granted under conditions that shall not unreasonably interfere with the business and operations of the Company, Acquiror, or their respective auditors.
(b)   During the Interim Period, subject to any applicable public communication made in compliance with Section 11.12, Acquiror shall use its reasonable best efforts to, and shall instruct its financial advisors to, keep the Company and its financial advisors reasonably informed with respect to the Private Placement Investment, including by (i) providing regular updates and (ii) consulting and cooperating with, and considering in good faith any feedback from, the Company or its financial advisors with respect to such matters.

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(c)   During the Interim Period and in connection with the filing of the Proxy Statement / Registration Statement, the Company shall, and shall cause its Subsidiaries and its and their applicable officers, directors, managers, employees, consultants, counsel, accountants, agents and other representatives to, promptly provide Acquiror and its counsel, accountants, agents and other representatives, as applicable, with documents required to be filed with the Proxy Statement / Registration Statement under the applicable SEC requirements, including but not limited to, those pursuant to Item 601 of Regulation S-K under the Securities Act as if the Company was the registrant.
Section 8.7   Exclusivity.
(a)   During the Interim Period, (x) Acquiror shall not, shall cause each of its Affiliates and Subsidiaries and their respective representatives not to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding a Business Combination Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Business Combination Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding a Business Combination Proposal, and (y) Acquiror shall immediately cease and cause to be terminated, and shall direct its Affiliates and all of its and their representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons (other than the other party hereto and its representatives) conducted heretofore with respect to, or that could lead to, any Business Combination Proposal; provided, that the foregoing shall not restrict Acquiror from responding to unsolicited inbound inquiries to the extent required for the Acquiror Board to comply with its fiduciary duties.
(b)   During the Interim Period, the Company shall not, shall cause each of its Affiliates and Subsidiaries and their respective representatives not to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding a Company Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Company Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding a Company Acquisition Proposal. The Company shall immediately cease and cause to be terminated, and shall direct its Affiliates and all of its and their representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons (other than the other party hereto and its representatives) conducted heretofore with respect to, or that could lead to, any Company Acquisition Proposal. For purposes hereof, “Company Acquisition Proposal” means any inquiry, proposal or offer concerning a merger, consolidation, liquidation, recapitalization, share exchange or other transaction involving the sale, lease, exchange or other disposition of more than fifteen percent (15%) of the properties or assets or equity interests of the Company or any of its Subsidiaries (other than any Company Financing).
(c)   In addition to the other obligations under this Section 8.7, each Party shall promptly (and in any event within twenty-four (24) hours after receipt thereof by such party) advise the other party hereto orally and in writing of any Business Combination Proposal (with respect to Acquiror or Merger Sub) or Company Acquisition Proposal (with respect to the Company) received by the applicable party, or any inquiry with respect to or which could reasonably be expected to result in any Business Combination Proposal (with respect to Acquiror or Merger Sub) or Company Acquisition Proposal (with respect to the Company), the material terms and conditions of such any Business Combination Proposal (with respect to Acquiror or Merger Sub) or Company Acquisition Proposal (with respect to the Company) or inquiry, and the identity of the Person making the same.
(d)   Each party hereto agrees that the rights and remedies for noncompliance with this Section 8.7 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach may cause irreparable injury to the other party hereto and that money damages will not provide an adequate remedy.
(e)   Each of Acquiror and the Company acknowledges and agrees that, for purposes of determining whether a breach of this Section 8.7 has occurred, the actions of such party’s directors, officers, employees, Affiliates and representatives shall be deemed to be the actions of such party, and such party shall be responsible for any breach of this Section 8.7 by such Persons.

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Section 8.8   Stockholder Litigation.   In the event that any litigation related to this Agreement, any Ancillary Agreement or the Transactions is brought, or, to the knowledge of Acquiror or the Company, threatened in writing, against such Party, any of its Subsidiaries or any of its directors or officers by any of the Acquiror Stockholders or the Company Stockholders prior to the Closing, the occurrence of which has caused or is reasonably likely to cause any condition to the obligations of any Party to effect the Transactions not to be satisfied or is reasonably likely to have a material adverse effect on the ability of the Parties to consummate the Transactions or to materially delay the timing thereof (any such Action, “Stockholder Litigation”), such Party shall promptly notify the other Party of any such litigation and keep the other Party reasonably informed with respect to the status thereof. Other than with respect to any Stockholder Litigation where the interests of Acquiror and the Company may be adverse to the other Party or in the context of any Stockholder Litigation related to or arising out of a Company Acquisition Proposal or Business Combination Proposal, the Company and Acquiror, as the case may be, shall provide the other Party the opportunity to participate in (subject to a customary joint defense agreement), but not control, the defense of any such litigation, shall give due consideration to the other Party’s advice with respect to such litigation and shall not settle any such litigation without prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.
Section 8.9   Fairness Opinion.   The Company shall reasonably cooperate with and support Acquiror in connection with Acquiror obtaining from a reputable independent investment banking firm or other independent financial advisory firm, in form and substance satisfactory to the Acquiror Board in its reasonable discretion, an opinion to the effect that, as of the date of such opinion and based upon and subject to the various qualifications and assumptions set forth therein, the Total Merger Consideration to be paid by Acquiror pursuant to this Agreement is fair from a financial point of view to the public stockholders of Acquiror.
ARTICLE IX
CONDITIONS TO OBLIGATIONS
Section 9.1   Conditions to Obligations of Acquiror, Merger Sub, and the Company.   The obligations of Acquiror, Merger Sub, and the Company to consummate, or cause to be consummated, the Merger is subject to the satisfaction of the following conditions, any one or more of which may, to the extent permitted by law, be waived in writing by all of such Parties:
(a)   The Acquiror Stockholder Approval shall have been obtained with respect to the Required Transaction Proposals;
(b)   The Company Stockholder Approvals shall have been obtained;
(c)   The Proxy Statement / Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Proxy Statement / Registration Statement shall have been issued by the SEC and shall remain in effect and no proceedings seeking such a stop order shall have been initiated or threatened by the SEC and not withdrawn;
(d)   All waiting periods under the HSR Act (and any extensions thereof, including any agreement with any Governmental Authority to delay consummation of the Transactions) applicable to the Transactions shall have expired or been terminated;
(e)   The Secretary of State shall have approved the Transactions as provided for by section 13 of the NSI Act;
(f)   There shall not be in force any Governmental Order or other Law enjoining, prohibiting or making illegal the consummation of the Merger; provided, that the Governmental Authority issuing, enacting or promulgating such Governmental Order or other Law has jurisdiction over the Parties with respect to the Transactions; and
(g)   The shares of Acquiror Class A Common Stock to be issued in connection with the Merger shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof.

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Section 9.2   Conditions to Obligations of Acquiror and Merger Sub.   The obligations of Acquiror and Merger Sub to consummate, or cause to be consummated, the Merger are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Acquiror and Merger Sub:
(a)   (i) the Company Fundamental Representations each shall be true and correct in all material respects, in each case as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or the Ancillary Agreements, (ii) the representations and warranties of the Company contained in Section 4.6(a) and Section 4.7(a) shall be true and correct other than de minimis inaccuracies as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct other than de minimis inaccuracies at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or the Ancillary Agreements, and (iii) each of the representations and warranties of the Company contained in this Agreement other than the Company Fundamental Representations and the representations and warranties set forth in Section 4.6(a) and Section 4.7(a) (disregarding any qualifications and exceptions contained therein relating to materiality and Company Material Adverse Effect or any similar qualification or exception) shall be true and correct as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, except for, in each case, inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;
(b)   Each of the covenants of the Company to be performed as of or prior to the Closing shall have been performed in all material respects; provided, that for purposes of this Section 9.2(b), a covenant of the Company shall only be deemed to have not been performed if the Company has materially breached such covenant and failed to cure within thirty (30) days’ after notice (or if earlier, the Agreement End Date);
(c)   No Company Material Adverse Effect shall have occurred between the date of this Agreement and the Closing Date and be continuing; and
(d)   The Company shall have effectuated the Company Security Conversion, the Warrant Event and the Burkhan Conversion Event.
Section 9.3   Conditions to the Obligations of the Company.   The obligation of the Company to consummate, or cause to be consummated, the Merger is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:
(a)   (i) the Acquiror Fundamental Representations shall be true and correct in all material respects, in each case as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or the Ancillary Agreements, (ii) the representations and warranties of Acquiror contained in Section 5.12 shall be true and correct other than de minimis inaccuracies as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct other than de minimis inaccuracies at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or the Ancillary Agreements, and (iii) each of the representations and warranties of Acquiror contained in this Agreement other than the Acquiror Fundamental Representations and the representations and warranties of Acquiror set forth in clause (ii) above (disregarding any qualifications and exceptions contained therein relating to materiality and material adverse effect or any similar qualification or exception) shall be true and correct as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of

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such date, except for, in each case, inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect;
(b)   Each of the covenants of Acquiror to be performed as of or prior to the Closing shall have been performed in all material respects; provided, that for purposes of this Section 9.3(b), a covenant of Acquiror shall only be deemed to have not been performed if the Acquiror has materially breached such covenant and failed to cure within thirty (30) days’ after notice (or if earlier, the Agreement End Date);
(c)   No Acquiror Material Adverse Effect shall have occurred between the date of this Agreement and the Closing Date and be continuing;
(d)   The Available Acquiror Cash shall be no less than the Minimum Cash Amount; and
(e)   Other than those persons designated by the Parties as persons to be nominated for election to the New Acquiror Board in accordance with Section 8.2(e), all members of the Acquiror Board and all executive officers of Acquiror shall have executed written resignations effective as of the Effective Time.
Section 9.4   Frustration of Conditions.   None of the Acquiror, Merger Sub or the Company may rely on the failure of any condition set forth in this Article IX to be satisfied if such failure was caused by such party’s failure to act in good faith or to take such actions as may be necessary to cause the conditions of the other party hereto to be satisfied, as required by Section 8.3.
ARTICLE X
TERMINATION/EFFECTIVENESS
Section 10.1   Termination.   This Agreement may be terminated and the Transactions abandoned:
(a)   by written consent of the Company and Acquiror;
(b)   by the Company or Acquiror if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order or other Law which has become final and non-appealable and has the effect of permanently making consummation of the Merger illegal or otherwise permanently preventing or prohibiting consummation of the Merger;
(c)   by the Company or Acquiror if the condition set forth in Section 9.1(a) shall not have been obtained by reason of the failure to obtain the required vote at the Acquiror Stockholders’ Meeting duly convened therefor or at any adjournment or postponement thereof;
(d)   by the Company if there has been a Modification in Recommendation;
(e)   by written notice to the Company from Acquiror if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 9.2(a) or Section 9.2(b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable best efforts, then, until the earlier of (x) thirty (30) days after receipt by the Company of notice from Acquiror of such breach and (y) the Agreement End Date, but only as long as the Company continues to use its respective reasonable best efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, or (ii) the Closing has not occurred on or before December 31, 2024 (the “Agreement End Date”), unless Acquiror is in material breach hereof; provided, that Acquiror shall not have the right to terminate this Agreement pursuant to clause (i) of this Section 10.1(e) if Acquiror is then in breach of any of its covenants, agreements, representations or warranties contained in this Agreement, which breach would cause any condition set forth in Section 9.2(a) or Section 9.2(b), as applicable, not to be satisfied; provided, further, that the right to terminate this Agreement pursuant to clause (ii) of this Section 10.1(e) shall not be available to Acquiror

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in the event that the breach of or failure to perform any provision of this Agreement by Acquiror is the proximate cause of the failure of the Closing to be consummated by the Agreement End Date;
(f)   by the Company or Acquiror if the Company Stockholder Approvals shall not have been obtained in accordance with Section 8.2(d); provided, that the right to terminate this Agreement pursuant to this Section 10.1(f) shall not be available to the Company unless the Company has complied in all material respects with its obligations to solicit the Company Stockholder Approvals under Section 8.2(d);
(g)   by the Company or Acquiror if an Extension is not effected in accordance with Section 7.8 and Acquiror must liquidate in accordance with its Governing Documents;
(h)   by the Company if as of January 8, 2024, at least $9,863,333.34 principal amount of the Burkhan Convertible Notes has not been funded by Burkhan and/or its Affiliates and/or nominees following the date of this Agreement, provided that the right to terminate this Agreement pursuant to this Section 10.1(h) shall not be available to the Company in the event the $9,863,333.34 principal amount of the Burkhan Convertibles Notes is funded prior to the Company’s termination of this Agreement;
(i)   by the Company if as of January 21, 2024, at least $24,863,333.34 principal amount of the Burkhan Convertible Notes have not been funded by Burkhan and/or its Affiliates and/or nominees following the date of this Agreement (it being understood that the aggregate principal amount of all outstanding Burkhan Convertible Notes funded up to such date shall be taken into account for the purpose of this Section 10.1(i), including, for the avoidance of doubt, any amount counted for the purpose of Section 10.1(h)); provided that the right to terminate this Agreement pursuant to this Section 10.1(i) shall not be available to the Company in the event the $24,863,333.34 principal amount of the Burkhan Convertibles Notes is funded prior to the Company’s termination of this Agreement; or
(j)   by written notice to Acquiror from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of Acquiror or Merger Sub set forth in this Agreement, such that the conditions specified in Section 9.3(a) or Section 9.3(b) would not be satisfied at the Closing (a “Terminating Acquiror Breach”), except that, if any such Terminating Acquiror Breach is curable by Acquiror through the exercise of its commercially reasonable efforts, then, for a period until the earlier of (x) thirty (30) days after receipt by Acquiror of notice from the Company of such breach and (y) the Agreement End Date, but only as long as Acquiror continues to exercise such commercially reasonable efforts to cure such Terminating Acquiror Breach (the “Acquiror Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Acquiror Breach is not cured within the Acquiror Cure Period or (ii) the Closing has not occurred on or before the Agreement End Date, unless the Company is in material breach hereof; provided, that the Company shall not have the right to terminate this Agreement pursuant to clause (i) of this Section 10.1(j) if the Company is then in breach of any of its covenants, agreements, representations or warranties contained in this Agreement, which breach would cause any condition set forth in Section 9.3(a) or Section 9.3(b), as applicable, not to be satisfied; provided, further, that the right to terminate this Agreement pursuant to clause (ii) of this Section 10.1(j) shall not be available to the Company in the event that the breach of or failure to perform any provision of this Agreement by the Company is the proximate cause of the failure of the Closing to be consummated by the Agreement End Date.
Section 10.2   Effect of Termination.   In the event of the termination of this Agreement pursuant to Section 10.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its respective Affiliates, officers, directors or stockholders, except that the provisions of this Section 10.2 and Article XI and the Confidentiality Agreement shall survive any termination of this Agreement. Nothing herein shall relieve any Party from liability for any willful and material breach of this Agreement or actual fraud occurring prior to such termination.
ARTICLE XI
MISCELLANEOUS
Section 11.1   Trust Account Waiver.   The Company acknowledges that Acquiror is a blank check company with the powers and privileges to effect a Business Combination. The Company further

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acknowledges that, as described in the prospectus dated December 10, 2021 (the “Prospectus”) available at www.sec.gov, substantially all of Acquiror assets consist of the cash proceeds of Acquiror’s initial public offering and private placements of its securities and substantially all of those proceeds have been deposited in a trust account for the benefit of Acquiror, certain of its public stockholders and the underwriters of Acquiror’s initial public offering (the “Trust Account”). The Company acknowledges that, except with respect to interest earned on the funds held in the Trust Account that may be released to Acquiror to pay its franchise Tax, income Tax and similar obligations, the Trust Agreement provides that cash in the Trust Account may be disbursed only: (i) upon the completion of the initial Business Combination; (ii) upon the redemption of 100% of the shares of Acquiror Common Stock included in the units issued in Acquiror’s initial public offering if Acquiror is unable to complete its initial Business Combination within twenty-four (24) months from the closing of Acquiror’s initial public offering (subject to any Extension); or (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of the Second Amended and Restated Certificate of Incorporation of Acquiror, as amended, (a) to modify the substance or timing of Acquiror’s obligation to provide for the redemption of the shares of Acquiror Common Stock included in the units issued in Acquiror’s initial public offering in connection with an initial Business Combination to redeem 100% of such shares if Acquiror has not consummated an initial Business Combination within twenty-four (24) months from the closing of Acquiror’s initial public offering (subject to any Extension) or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity as described therein. For and in consideration of Acquiror entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company hereby irrevocably waives any right, title, interest or claim of any kind they have or may have in the future in or to any monies in the Trust Account (including any distributions therefrom) and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, Contracts or agreements with Acquiror; provided, that nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against Acquiror for legal relief against monies or other assets held outside the Trust Account, for specific performance or other equitable relief in connection with the consummation of the transactions (including a claim for Acquiror to specifically perform its obligations under this Agreement and cause the disbursement of the balance of the cash remaining in the Trust Account (after giving effect to the Acquiror Share Redemptions) to Acquiror in accordance with the terms of this Agreement and the Trust Agreement) so long as such claim would not affect Acquiror’s ability to fulfill its obligation to effectuate the Acquiror Share Redemptions, or for actual fraud. The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Acquiror to induce it to enter in this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent the Company commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Acquiror, which proceeding seeks, in whole or in part, monetary relief against Acquiror, the Company hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit the Company (or any party claiming on the Company’s behalf or in lieu of the Company) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event that the Company commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Acquiror, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the holders of Acquiror Common Stock, whether in the form of money damages or injunctive relief, Acquiror shall be entitled to recover from the Company the associated legal fees and costs in connection with any such action, in the event Acquiror prevails in such action or proceeding.
Section 11.2   Waiver.   Any party to this Agreement may, at any time prior to the Closing, by action taken by its board of directors, board of managers, managing member or other officers or Persons thereunto duly authorized, to the extent permitted by Law, (a) extend the time for the performance of the obligations or acts of the other Parties, (b) waive any inaccuracies in the representations and warranties (of another party hereto) that are contained in this Agreement or (c) waive compliance by the other Parties with any of the agreements or conditions contained in this Agreement, but such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such extension or waiver.
Section 11.3   Notices.   All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage

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prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received) addressed as follows:
(a)   If to Acquiror or Merger Sub prior to the Closing, or to Acquiror after the Effective Time, to:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy (which shall not constitute notice) to:
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
(b)   If to the Company prior to the Closing, or to the Surviving Corporation after the Effective Time, to:
Blaize, Inc.
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
Attention: Harminder Sehmi
Email: harminder.sehmi@blaize.com
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan J. Maierson; Ryan J. Lynch
Email: ryan.maierson@lw.com; ryan.lynch@lw.com
(c)   If to Burkhan, to:
Burkhan Capital LLC
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy (which shall not constitute notice) to:
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
or to such other address or addresses as the Parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
Section 11.4   Assignment.   No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other Parties and any such transfer without prior written consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

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Section 11.5   Rights of Third Parties.   Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, however, that the D&O Indemnified Parties and the past, present and future directors, managers, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the Parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 11.16.
Section 11.6   Expenses.   Except as otherwise set forth in this Agreement, each party hereto shall be responsible for and pay its own expenses incurred in connection with this Agreement and the Transactions, including all fees of its legal counsel, financial advisors and accountants; provided, that if the Closing shall occur, Acquiror shall pay the Acquiror Transaction Expenses and the Company Transaction Expenses, in accordance with Section 2.4(c).   For the avoidance of doubt, any payments to be made (or to cause to be made) by Acquiror pursuant to this Section 11.6 shall be paid upon consummation of the Merger and release of proceeds from the Trust Account.
Section 11.7   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
Section 11.8   Headings; Counterparts.   The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 11.9   Company and Acquiror Disclosure Letters.   The Company Disclosure Letter and the Acquiror Disclosure Letter (including, in each case, any section thereof) referenced herein are a part of this Agreement as if fully set forth herein. All references herein to the Company Disclosure Letter and/or the Acquiror Disclosure Letter (including, in each case, any section thereof) shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a party in the applicable Disclosure Letter, or any section thereof, with reference to any section of this Agreement or section of the applicable Disclosure Letter shall be deemed to be a disclosure with respect to such other applicable sections of this Agreement or sections of applicable Disclosure Letter if it is reasonably apparent on the face of such disclosure that such disclosure is responsive to such other section of this Agreement or section of the applicable Disclosure Letter. Certain information set forth in the Disclosure Letters is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made in this Agreement, nor shall such information be deemed to establish a standard of materiality.
Section 11.10   Entire Agreement.   (a) This Agreement (together with the Company Disclosure Letter and the Acquiror Disclosure Letter), (b) the Ancillary Agreements and (c) the Confidentiality Agreement, dated as of June 9, 2023, between Acquiror and the Company or its Affiliate (the “Confidentiality Agreement”) constitute the entire agreement among the Parties relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between such Parties except as expressly set forth in this Agreement, the Ancillary Agreements and the Confidentiality Agreement.
Section 11.11   Amendments.   This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement.

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Section 11.12   Publicity.
(a)   All press releases or other public communications relating to the Transactions, and the method of the release for publication thereof, shall prior to the Closing be subject to the prior mutual approval of Acquiror and the Company, which approval shall not be unreasonably withheld, conditioned or delayed by any such Party; provided, that no Party shall be required to obtain consent pursuant to this Section 11.12(a) to the extent any proposed release or statement is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 11.12(a).
(b)   The restriction in Section 11.12(a) shall not apply to the extent the public announcement is required by applicable securities Laws, any Governmental Authority or stock exchange rule; provided, however, that in such an event, the party making the announcement shall use its commercially reasonable efforts to consult with the other party in advance as to the form, content and timing of such announcement. Disclosures resulting from the Parties’ efforts to obtain approval or early termination under the HSR Act and to make any relating filing shall be deemed not to violate this Section 11.12.
Section 11.13   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.
Section 11.14   Jurisdiction; Waiver of Jury Trial.
(a)   Except as specifically set forth in Section 11.15, any proceeding or Action based upon, arising out of or related to this Agreement or the Transactions shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the Parties and any other Person seeking to enforce this Agreement irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement or the Transactions in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 11.14.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.
Section 11.15   Enforcement.   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement, including, without limitation, mandatory injunctions, and to enforce specifically the terms and provisions hereof and seek such injunctive relief, without the necessity of posting a bond or other security or proof of actual damages, in accordance with this Section 11.15, this being in addition to any other remedy to which

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they are entitled under this Agreement, and (b) the right of specific enforcement and injunctive relief (including mandatory injunctions) is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement (including mandatory injunctions) and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.15 shall not be required to provide any bond or other security in connection with any such injunction or specific performance. Each of the Parties to this Agreement consents to personal jurisdiction for any equitable action sought in the Delaware Court of Chancery or any state or federal court in any part of the world having competent jurisdiction. In any Action arising out of or related to this Agreement, any Ancillary Agreement or any of the exhibits or schedules hereto or thereto, or the Transactions, including the Merger, the prevailing party in such Action shall be entitled to recover all reasonable costs, fees and expenses relating thereto (including reasonable attorneys’ fees and expenses and court costs) from the other party, in addition to any other relief to which such prevailing party may be entitled.
Section 11.16   Non-Recourse.    Except in the case of claims against a Person in respect of such Person’s actual fraud:
(a)   Solely with respect to the Company, Acquiror and Merger Sub, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the Company, Acquiror and Merger Sub as named parties hereto; and
(b)   except to the extent a party hereto (and then only to the extent of the specific obligations undertaken by such party hereto), (i) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of the Company, Acquiror or Merger Sub and (ii) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in Contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, Acquiror or Merger Sub under this Agreement for any claim based on, arising out of, or related to this Agreement or the Transactions.
Section 11.17   Non-Survival of Representations, Warranties and Covenants.   Except (x) as otherwise contemplated by Section 10.2, or (y) in the case of claims against a Person in respect of such Person’s actual fraud, none of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing, and each of the foregoing shall terminate and expire upon the occurrence of the Effective Time (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing and (b) this Article XI.
Section 11.18   Conflicts and Privilege.
(a)   Acquiror and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Corporation), hereby agree that, in the event a dispute with respect to this Agreement or the Transactions arises after the Closing between or among (x) the Sponsor, the stockholders or holders of other equity interests of Acquiror or the Sponsor and/or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Surviving Corporation) (collectively, the “BAC Group”), on the one hand, and (y) the Surviving Corporation and/or any member of the Blaize Group, on the other hand, any legal counsel, including Norton Rose Fulbright US LLP (“Norton Rose”), that represented Acquiror and/or the Sponsor prior to the Closing may represent the Sponsor and/or any other member of the BAC Group, in such dispute even though the interests of such Persons may be directly adverse to the Surviving Corporation, and even though such counsel may have represented Acquiror in a matter substantially related to such dispute, or may be

A-1-80

handling ongoing matters for the Surviving Corporation and/or the Sponsor. Acquiror and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Corporation), further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the Transactions or thereby) between or among Acquiror, the Sponsor and/or any other member of the BAC Group, on the one hand, and Norton Rose, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Merger and belong to the BAC Group after the Closing, and shall not pass to or be claimed or controlled by the Surviving Corporation. Notwithstanding the foregoing, any privileged communications or information shared by the Company prior to the Closing with Acquiror or the Sponsor under a common interest agreement shall remain the privileged communications or information of the Surviving Corporation.
(b)   Acquiror and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Corporation), hereby agree that, in the event a dispute with respect to this Agreement or the Transactions arises after the Closing between or among (x) the stockholders or holders of other equity interests of the Company and any of their respective directors, members, partners, officers, employees or Affiliates (other than the Surviving Corporation) (collectively, the “Blaize Group”), on the one hand, and (y) the Surviving Corporation and/or any member of the BAC Group, on the other hand, any legal counsel, including Latham & Watkins LLP (“Latham”) that represented the Company prior to the Closing may represent any member of the Blaize Group in such dispute even though the interests of such Persons may be directly adverse to the Surviving Corporation, and even though such counsel may have represented Acquiror and/or the Company in a matter substantially related to such dispute, or may be handling ongoing matters for the Surviving Corporation, further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the Transactions or thereby) between or among the Company and/or any member of the Blaize Group, on the one hand, and Latham, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Merger and belong to the Blaize Group after the Closing, and shall not pass to or be claimed or controlled by the Surviving Corporation. Notwithstanding the foregoing, any privileged communications or information shared by Acquiror prior to the Closing with the Company under a common interest agreement shall remain the privileged communications or information of the Surviving Corporation.
[Remainder of page intentionally left blank]

A-1-81

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as of the date first above written.
BURTECH ACQUISITION CORP.
By:
/s/ Shahal Khan

Name:
Shahal Khan

Title:
Chief Executive Officer

BURTECH MERGER SUB INC.
By:
/s/ Shahal Khan

Name:
Shahal Khan

Title:
President

BLAIZE, INC.
By:
/s/ Dinakar Munagala

Name:
Dinakar Munagala

Title:
Chief Executive Officer

BURKHAN CAPITAL LLC
(solely for purposes of Section 3.1 and Section 3.5)
By:
/s/ Shahal Khan

Name:
Shahal Khan

Title:
Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit A
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BURTECH ACQUISITION CORP.
[•], 20[•]
BurTech Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (The “Corporation”), does hereby certify as follows:
1.   The Corporation was incorporated under the name “BurTech Acquisition Corp.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 2, 2021 (the “Original Certificate”).
2.   An Amended and Restated Certificate of Incorporation, which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on May 19, 2021 (the “First Amended and Restated Certificate”).
3.   A Second Amended and Restated Certificate of Incorporation, which amended and restated the First Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on December 10, 2021 (the “Existing Certificate”).
4.   This Third Amended and Restated Certificate of Incorporation (this “Third Amended and Restated Certificate”), which both amends and restates the provisions of the Existing Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
5.   The text of the Existing Certificate is hereby amended and restated by this Third Amended and Restated Certificate to read in its entirety as set forth in Exhibit A attached hereto.
6.   This Third Amended and Restated Certificate shall become effective upon its filing with Secretary of State of Delaware.
IN WITNESS WHEREOF, this Third Amended and Restated Certificate has been executed by a duly authorized officer of the Corporation as of the date first set forth above.

Name: [•]
Title:   [•]

EXHIBIT A
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BLAIZE HOLDINGS, INC.
ARTICLE I
NAME
The name of the corporation is Blaize Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware, and the name of its registered agent at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.
ARTICLE IV
CAPITAL STOCK
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 620,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 600,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 20,000,000, having a par value of $0.0001 per share. Upon the filing of this Third Amended and Restated Certificate, each outstanding share of Class A common stock and Class B common stock shall be redesignated as Common Stock.
The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:
A.
COMMON STOCK.

1.   General.   The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors and outstanding from time to time.
2.   Voting.
a.
Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter.
b.
Except as otherwise provided herein (including any Certificate of Designation) or otherwise required by law or a stockholder agreement, the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation, and at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

c.
Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (this “Third Amended and Restated Certificate”) (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
3.   Dividends.   Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.
4.   Liquidation.   Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.
B.   PREFERRED STOCK
Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.
Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in arm’s length transactions in a commercially reasonable manner in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the fullest extent permitted by law and this Third Amended and Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Third Amended and Restated Certificate (including any Certificate of Designation).

The number of authorized shares of Preferred Stock may be decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
ARTICLE V
BOARD OF DIRECTORS
For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:
A.   The directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible and designated as Class I, Class II and Class III. The initial Class I directors shall serve for a term expiring at the first annual meeting of the stockholders following the date of this Third Amended and Restated Certificate; the initial Class II directors shall serve for a term expiring at the second annual meeting of the stockholders following the date of this Third Amended and Restated Certificate; and the initial Class III directors shall serve for a term expiring at the third annual meeting following the date of this Third Amended and Restated Certificate. At each annual meeting of the stockholders of the Corporation beginning with the first annual meeting of the stockholders following the date of this Third Amended and Restated Certificate, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election. Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. A director whose term is expiring is eligible to stand for re-election at the subsequent annual meeting of the stockholders. No decrease in the number of directors shall shorten the term of any incumbent director. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II and Class III. Nothing herein or in paragraph C of this Article V shall limit the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors.
B.   Except as otherwise expressly provided by the DGCL or this Third Amended and Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. Directors shall be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.
C.   The Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.
D.   Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification, or removal.
E.   Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Third Amended and Restated Certificate (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article V, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph B of this Article V, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
F.   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”). In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Third Amended and Restated Certificate (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.
G.   The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
ARTICLE VI
STOCKHOLDERS
A.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.
B.   Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or the President, and shall not be called by any other person or persons.
C.   Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
ARTICLE VII
LIABILITY
No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VII, or the adoption of any provision of the Third Amended and Restated Certificate inconsistent with this Article VII, shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
ARTICLE VIII
INDEMNIFICATION
The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
ARTICLE IX
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws or this Third Amended and Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article IX, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article IX. This Article IX is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article IX shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
ARTICLE X
AMENDMENTS
A.   Notwithstanding anything contained in this Third Amended and Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Third Amended and Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Article IV, Article V, Article VI, Article VII, Article VIII, Article IX, and this Article X.
B.   If any provision or provisions of this Third Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Third Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Third Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Third Amended and Restated Certificate (including, without limitation, each such portion of any paragraph of this Third Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Exhibit B
Amended and Restated Bylaws of
Blaize Holdings, Inc.
(a Delaware corporation)

B-i

B-ii

Amended and Restated Bylaws of
Blaize Holdings, Inc.

Article I — Corporate Offices
1.1   Registered Office.
The address of the registered office of Blaize Holdings, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).
1.2   Other Offices.
The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business and affairs of the Corporation may require.
Article II — Meetings of Stockholders
2.1   Place of Meetings.
Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board as permitted by the General Corporation Law of the State of Delaware (the “DGCL”). The Board may, in its sole discretion, determine that a meeting of stockholders may be held solely by means of remote communication as authorized by Section 211(a)(2) of the DGCL. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office, whether within or outside of the State of Delaware.
2.2   Annual Meeting.
The Board shall designate the date and time of the annual meeting. At the annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting in accordance with Section 2.4. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
2.3   Special Meeting.
Special meetings of the stockholders for any purpose or purposes may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.
No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
2.4   Notice of Business to be Brought before a Meeting.
At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the Chairman of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5.
For business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation; provided, further, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not more than the hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.
To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary of the Corporation shall set forth:
(i)   As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; (C) the date or dates such shares were acquired; (D) the investment intent of such acquisition and (E) any pledge by such Proposing Person with respect to any such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);
(ii)   As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and
(iii)   As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(c)(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.
For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii) – (vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) days after it has been requested by the Board. A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.
Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
2.5   Notice of Nominations for Election to the Board.
(a)   Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (ii) by a stockholder present in person (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such notice and nomination. For purposes of this Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.

(b)   (i)   Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5.
(ii)   Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (i) provide Timely Notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (ii) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.5 and (iii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting was first made.
(iii)   In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.
(iv)   In no event may a Nominating Person provide Timely Notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice, (ii) the date set forth in Section 2.5(b)(ii) or (iii) the tenth day following the date of public disclosure (as defined in Section 2.4) of such increase.
(c)   To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary of the Corporation shall set forth:
(i)   As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));
(ii)   As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting);
(iii)   As to each Nominating Person, a representation that the Nominating Person will or is part of a group that will (A) solicit proxies from holders of the Corporation’s outstanding capital stock representing at least 67% of the voting power of shares of capital stock entitled to vote on the election of directors, (B) include a statement to that effect in its proxy statement and/or its form of proxy, (C) otherwise comply with Rule 14a-19 under the Exchange Act and (D) provide the Secretary of the Corporation not less than five business days prior to the applicable meeting, or any adjournment or postponement thereof, with reasonable documentary evidence that such Nominating Person complied with such representations; and
(iv)   As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement and accompanying proxy card relating to the Corporation’s next meeting of shareholders at which directors are to be elected as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(f).
For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.
(d)   The Board may request that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) days after it has been requested by the Board. A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.
(e)   In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Nominating Person (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, then the Corporation or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(f)   To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the Secretary of the Corporation at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed to the Corporation and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).
(g)   The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines.
(h)   A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.5, if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(i)   No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.
(j)   Notwithstanding anything in these bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.5.
(k)   In addition to the provisions of this Section 2.5, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.
2.6   Notice of Stockholders’ Meetings.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
2.7   Quorum.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.8 until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.8   Adjourned Meeting; Notice.
When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.
2.9   Conduct of Business.
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
2.10   Voting.
Except as may be otherwise provided in the Certificate of Incorporation, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.
Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
2.11   Record Date for Stockholder Meetings and Other Purposes.
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
2.12   Proxies.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.
2.13   List of Stockholders Entitled to Vote.
The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting date, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.13 or to vote in person or by proxy at any meeting of stockholders.
2.14   Inspectors of Election.
Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.
Such inspectors shall:
(i)   determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(ii)   count all votes or ballots;
(iii)   count and tabulate all votes;
(iv)   determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and
(v)   certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.
Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.
2.15   Delivery to the Corporation.
Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this Article II.
Article III — Directors
3.1   Powers.
Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
3.2   Number of Directors.
Subject to the Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3   Election, Qualification and Term of Office of Directors.
Except as provided in Section 3.4, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders or residents of the State of Delaware. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors. A director whose term is expiring is eligible to stand for re-election at the subsequent annual meeting of the stockholders.
3.4   Resignation and Vacancies.
Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt.
3.5   Place of Meetings; Meetings by Telephone.
The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.
3.6   Regular Meetings.
Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.
3.7   Special Meetings; Notice.
Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation or a majority of the total number of directors constituting the Board.
Notice of the time and place of special meetings shall be:
(i)   delivered personally by hand, by courier or by telephone;
(ii)   sent by United States first-class mail, postage prepaid;
(iii)   sent by facsimile or electronic mail; or
(iv)   sent by other means of electronic transmission,
directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
3.8   Quorum.
At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.9   Board Action without a Meeting.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.

3.10   Organization.
Meetings of the Board shall be presided over by (a) the Chairperson of the Board, or (b) in such person’s absence, by the Chief Executive Officer, or (c) in such person’s absence, by a chairperson chosen by the Board at the meeting. The Secretary shall act as the secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as the secretary of the meeting.
3.11   Fees and Compensation of Directors.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.
Article IV — Committees
4.1   Committees of Directors.
The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.
4.2   Committee Minutes.
Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
4.3   Meetings and Actions of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i)   Section 3.5 (place of meetings; meetings by telephone);
(ii)   Section 3.6 (regular meetings);
(iii)   Section 3.7 (special meetings; notice);
(iv)   Section 3.9 (board action without a meeting); and
(v)   Section 7.13 (waiver of notice),
with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however, that:
the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;
special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and
the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

4.4   Subcommittees.
Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
Article V — Officers
5.1   Officers.
The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Financial Officer, a Chief Operating Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation. Each officer of the Corporation shall hold office for such term as may be prescribed by the Board of Directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
5.2   Appointment of Officers.
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3.
5.3   Subordinate Officers.
The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.
5.4   Removal and Resignation of Officers.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.
Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5   Vacancies in Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.
5.6   Representation of Shares of Other Corporations.
The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7   Authority and Duties of Officers.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board. The Board may from time to time delegate the powers or duties of any officer of the Corporation to any other officers or agents of the Corporation, notwithstanding any provision hereof.
5.8   Compensation.
The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.
Article VI — Records
A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the Corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.
Article VII — General Matters
7.1   Execution of Corporate Contracts and Instruments.
The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.
7.2   Stock Certificates.
The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, the Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3   Special Designation of Certificates.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
7.4   Lost Certificates.
Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
7.5   Shares Without Certificates
The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.
7.6   Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.
7.7   Dividends.
The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.
The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
7.8   Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
7.9   Seal.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10   Transfer of Stock.
Shares of the stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.
7.11   Stock Transfer Agreements.
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
7.12   Registered Stockholders.
The Corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
7.13   Waiver of Notice.
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.
Article VIII — Notice
8.1   Delivery of Notice; Notice by Electronic Transmission.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of

Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this Section without obtaining the consent required by this paragraph.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i)
if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)
if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iii)
if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to discover such inability shall not invalidate any meeting or other action.
An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Article IX — Indemnification
9.1   Indemnification of Directors and Officers.
The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans (hereinafter, an “indemnitee”), against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with any such Proceeding; provided that such indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such indemnitee’s conduct was unlawful. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such indemnitee only if the Proceeding was authorized in the specific case by the Board.
9.2   Indemnification of Others.
The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by the DGCL or any other applicable law, as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3   Prepayment of Expenses.
In addition to the obligation to indemnify conferred in Section 9.1, the Corporation shall to the fullest extent not prohibited by the DGCL or any other applicable law pay the expenses (including attorneys’ fees) incurred by any indemnitee, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by or on behalf of the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to advance expenses to a person in connection with a Proceeding initiated by such indemnitee only if the Proceeding was authorized in the specific case by the Board.
9.4   Determination; Claim.
If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the indemnitee may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
9.5   Non-Exclusivity of Rights.
The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
9.6   Insurance.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.
9.7   Other Indemnification.
The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
9.8   Continuation of Indemnification.
The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.
9.9   Amendment or Repeal; Interpretation.
The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.
Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, the President and the Secretary of the Corporation, or other officer of the Corporation appointed by (x) the Board pursuant to Article V or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.
Article X — Amendments
The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that such action by stockholders shall require, in addition to any other vote required by the Certificate of Incorporation or applicable law, the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of voting stock of the Corporation with the power to vote generally in an election of directors, voting together as a single class.
Article XI — Definitions
As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).
An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

Blaize Holdings, Inc.
Certificate of Amendment and Restatement of Bylaws

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary of Blaize Holdings, Inc., a Delaware corporation (the “Corporation”), and that the foregoing bylaws were approved on            , 20  , effective as of                  , 2024, by the Corporation’s board of directors.
IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this     day of          , 2024.

Name: [•]
Title:   [•]

Exhibit C
STOCKHOLDER SUPPORT AGREEMENT
This Stockholder Support Agreement (this “Agreement”) is dated as of December 22, 2023, by and among BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), the Persons set forth on Schedule I attached hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”), which include all Company Stockholders holding shares of the Company Common Stock, and any other Company Securities having the right to vote generally in any election of directors of the Company Board, collectively representing at least five percent (5%) of the outstanding shares of Company Common Stock on an as-converted basis, and Blaize, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined herein).
RECITALS
WHEREAS, as of the date hereof, the Company Stockholders are the holders of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of shares of Company Common Stock and Company Preferred Stock (collectively, the “Company Capital Stock”) as are indicated opposite each of their names on Schedule I attached hereto (all such shares of Company Capital Stock, together with any shares of Company Capital Stock or any other equity securities of the Company of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Company Stockholder during the period from the date hereof through the Expiration Time (as defined below) applicable to such Company Stockholder, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon the grant, vesting or exercise of any outstanding equity award, or upon exercise or conversion of any other securities, are referred to herein as the “Subject Shares”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), the Company, and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), pursuant to which, Merger Sub will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Acquiror; and
WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
STOCKHOLDER SUPPORT AGREEMENT; COVENANTS
Section 1.1   Binding Effect of Merger Agreement.   Each Company Stockholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Company Stockholder shall be bound by and comply with Sections 8.7 (Exclusivity) in respect of Company Acquisition Proposals, 11.12 (Publicity) of the Merger Agreement, Section 8.3 (Support of Transaction) of the Merger Agreement and Section 11.1 (Trust Account Waiver) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (x) such Company Stockholder was an original signatory to the Merger Agreement with respect to such provisions, and (y) each reference to the “Company” contained in such provisions (other than for purposes of the definition of Company Acquisition Proposals) also referred to each such Company Stockholder.

Section 1.2   No Transfer.   Except with the prior written consent of Acquiror (such consent to be given or withheld in its sole discretion), during the period commencing on the date hereof and ending on the Expiration Time, each Company Stockholder shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase, or otherwise transfer (including by operation of Law), encumbrance, dispose of, or agree to transfer, encumbrance or dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) (other than the Proxy Statement / Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (clauses (i)-(ii) collectively, a “Transfer”); provided, however, that nothing herein shall prohibit a Transfer to an Affiliate of a Company Stockholder (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to Acquiror, to assume all of the obligations of such Company Stockholder under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 1.2 shall not relieve a Company Stockholder of its obligations under this Agreement. Any Transfer in violation of this Section 1.2 with respect to a Company Stockholder’s Subject Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in a Company Stockholder, so long as after such transfer the Company Stockholder or the surviving entity thereof remains to be bound by all of the terms of this Agreement.
Section 1.3   New Shares.   In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Shares are issued to a Company Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) a Company Stockholder purchases or otherwise acquires beneficial ownership of any Subject Shares or (c) a Company Stockholder acquires the right to vote or share in the voting of any Subject Shares (collectively the “New Securities”), then such New Securities acquired or purchased by such Company Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by such Company Stockholder as of the date hereof.
Section 1.4   Agreement to Vote.   Hereafter until the Expiration Time, each Company Stockholder hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of the Company requested by the Company Board or otherwise undertaken in connection with the Transactions (which written consent shall be delivered as promptly as reasonably practicable, and in any event within two (2) Business Days, after the Proxy Statement / Registration Statement is declared effective by the SEC), such Company Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter) to be counted as present thereat for purposes of establishing a quorum, and such Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter):
(a)   to approve and adopt the Merger Agreement and the Transactions;
(b)   to convert each issued and outstanding share of Company Preferred Stock into one share of Company Common Stock as of immediately prior to the Effective Time;
(c)   in any other circumstances upon which a consent, waiver or other approval is required under the Company’s Governing Documents or the Company Stockholder Agreements (as defined below) or otherwise sought with respect to the Merger Agreement or the Transactions, to vote, consent, waive or approve (or cause to be voted, consented, waived or approved) all of such Company Stockholder’s Subject Shares held at such time in favor thereof;
(d)   against and withhold consent with respect to any Company Acquisition Proposal or other business combination transaction (other than the Merger Agreement and the Transactions);

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(e)   against any proposal, action or agreement that would reasonably be expected to (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the timely consummation of the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled or (D) result in a breach of any covenant, representation or warranty or other obligation or agreement of such Company Stockholder contained in this Agreement; and
(f)   to approve or authorize (or to vote against or withhold consent for, as applicable) any other matters necessary or reasonably requested by the Company or Acquiror for the consummation of the Transactions.
Each Company Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing. The obligations of the Company Stockholders specified in this Section 1.4 shall apply whether or not the Merger or any action described above is recommended by the Company Board or the Company Board has previously recommended the Merger but changed such recommendation.
Section 1.5   No Challenges.   Each Company Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Merger Agreement.
Section 1.6   Closing Date Deliverables.   Each Company Stockholder will deliver, substantially simultaneously with the Effective Time:
(a)   to the extent such Company Stockholder is listed on Schedule II hereto, a duly-executed copy of that certain Amended and Restated Registration Rights Agreement, by and among Acquiror, the Company and the other parties thereto, in substantially the form attached as Exhibit E to the Merger Agreement; and
(b)   to the extent such Company Stockholder will “beneficially own” (as defined in the meaning in Rule 13d-3 promulgated under the Exchange Act) equal to or greater than 5.0% of the issued and outstanding shares of Acquiror Class A Common Stock immediately following the Closing, a duly executed copy of that certain Lock-Up Agreement, by and among Acquiror, the Company and the other parties thereto, substantially in the form attached as Exhibit F to the Merger Agreement.
Section 1.7   Waiver of Appraisal Rights.   Each Company Stockholder hereby agrees not to assert, exercise or perfect, directly or indirectly, and irrevocably and unconditionally waives, any appraisal rights (including under Section 262 of the Delaware General Corporation Law) with respect to the Merger and any rights to dissent with respect to the Transactions, including the Merger.
Section 1.8   Further Assurances.   Each Company Stockholder shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), or reasonably requested by Acquiror or the Company, to effect the actions and consummate the Merger and the other transactions contemplated by this Agreement and the Merger Agreement, in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.
Section 1.9   No Inconsistent Agreement.   Except for the Company Stockholder Agreements or any other letter or agreement to be terminated in accordance with Section 1.11, each Company Stockholder hereby represents and covenants that such Company Stockholder (i) has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein whether by ownership or by proxy, in each case, with respect to such Stockholder’s Subject Shares, (ii) has not entered into, and shall not enter into, any voting agreement, voting trust or other agreement, and has no knowledge and is not aware of any such voting agreement or voting trust in effect, with respect to any of such Company Stockholder’s Subject Shares that is inconsistent with such Company Stockholder’s obligations pursuant to this Agreement or any agreement or amendment of an existing agreement that would, or would reasonably

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be expected to, restrict, limit or interfere with the performance of such Company Stockholder’s obligations hereunder, and (iii) has not granted, and shall not grant, a proxy, power of attorney or similar right with respect to any of such Company Stockholder’s Subject Shares that is inconsistent with such Company Stockholder’s obligations pursuant to this Agreement, and has no knowledge and is not aware of any such proxy or power of attorney in effect, and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement, and has no knowledge and is not aware of any such agreement or undertaking.
Section 1.10   Consent to Disclosure.   Each Company Stockholder hereby consents to the publication and disclosure in the Proxy Statement / Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of such Company Stockholder’s identity and beneficial ownership of Subject Shares and the nature of such Company Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement, in all cases only to the extent required by applicable law or order from the SEC or any other securities authorities, and after providing the relevant Company Stockholder reasonable opportunity to defend any requirement to disclose information which would cause such Company Stockholder to be in breach of any confidentiality obligations applicable to it. Each Company Stockholder will promptly provide any information reasonably requested by Acquiror or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).
Section 1.11   Termination of Company Stockholder Agreements, Related Agreements.   Each of the Company Stockholders, by this Agreement with respect to its Subject Shares, severally and not jointly, and the Company hereby agrees that, subject to the Closing and effective immediately prior to the Effective Time, (a) all Affiliate Agreements to which such Company Stockholder is party that are set forth on Schedule III attached hereto (each, as amended, restated, supplemented or otherwise modified from time to time, the “Company Stockholder Agreements”); and (b) any rights under any letter or agreement providing for redemption rights, put rights, purchase rights, rights of first refusal, preemptive rights, subscription rights, registration rights, information rights, rights to consult with and advise management, inspection rights, Company Board observer rights or rights to receive information delivered to the Company Board or other similar rights (other than such rights set forth in (x) the Company’s Governing Documents and (y) the Company Stockholder Agreements) (clauses (a) and (b), collectively, the “Terminating Rights”) between such Company Stockholder and the Company or any Subsidiary thereof (but excluding, (i) for the avoidance of doubt, any rights such Company Stockholder may have that relate to any commercial or employment agreements or arrangements between such Company Stockholder and the Company or any Subsidiary thereof, which shall survive the Closing in accordance with their terms, and (ii) any indemnification, advancement of expenses and exculpation rights of any Company Stockholder or any of its Affiliates set forth in the foregoing documents, which shall survive the Closing in accordance with their terms) are terminated; provided, that all Terminating Rights between the Company and any other holder of Company Capital Stock shall also terminate at such time.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
Section 2.1   Representations and Warranties of the Company Stockholders.   Each Company Stockholder represents and warrants as of the date hereof to Acquiror and the Company (solely with respect to itself, himself or herself and not with respect to any other Company Stockholder) as follows:
(a)   Organization; Due Authorization.   If such Company Stockholder is not an individual, it is duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Company Stockholder. If such Company Stockholder is an individual, such Company Stockholder has full legal capacity, right and authority to execute and deliver this Agreement

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and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Company Stockholder, enforceable against such Company Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Company Stockholder.
(b)   Ownership.   Such Company Stockholder is the record and beneficial owner (as defined in the Securities Act) of, and has good, valid and marketable title to, all of such Company Stockholder’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Company’s Governing Documents, (iii) the Merger Agreement, (iv) the Company Stockholder Agreements or (v) any applicable securities Laws. Such Company Stockholder’s Subject Shares are the only equity securities in the Company owned of record or beneficially by such Company Stockholder on the date of this Agreement, and none of such Company Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder and under the Company Stockholder Agreements. Other than the Company Warrants and any Company Options set forth opposite such Company Stockholder’s name on Schedule I, such Company Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any securities convertible into, or which can be exchanged for, equity securities of the Company.
(c)   No Consent.   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Company Stockholder with respect to the Company Stockholder’s execution, delivery or performance of its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement) or the consummation of the transactions contemplated hereby, except for any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Company Stockholder to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder in any material respect, or which have already been obtained in advance of the Company Stockholder’s entry into this Agreement.
(d)   No Conflicts.   The execution and delivery of this Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of his, her or its obligations hereunder will not, (i) if such Company Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Company Stockholder, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under any Contract binding upon such Company Stockholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby) compliance with the matters referred to in Section 2.1(c), under any applicable Law to which such Company Stockholder or any of its properties or assets is subject, (iii) any change in the rights or obligations of any party under any Contract legally binding upon such Company Stockholder, or (iv) other than the restrictions contemplated by this Agreement, result in the creation of any Lien upon the Subject Shares, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair such Company Stockholder’s ability to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Merger or the other transactions contemplated by the Merger Agreement.
(e)   Litigation.   There are no Actions pending against such Company Stockholder, or to the knowledge of such Company Stockholder threatened against such Company Stockholder, before (or,

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in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.
(f)   Adequate Information.   Such Company Stockholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Acquiror or the Company and based on such information as such Company Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Company Stockholder acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement. Such Company Stockholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Company Stockholder are irrevocable.
(g)   Brokerage Fees.   No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Company Stockholder in his, her or its capacity as a stockholder or, to the knowledge of such Company Stockholder, on behalf of such Company Stockholder in his, her or its capacity as a stockholder, for which the Company or any of its Affiliates may become liable.
(h)   Acknowledgment.   Such Company Stockholder understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon such Company Stockholder’s execution and delivery of this Agreement, and the representations, warranties, covenants and other agreements of such Company Stockholder contained herein.
ARTICLE III
MISCELLANEOUS
Section 3.1   Termination.   This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earlier of (a) and (b), the “Expiration Time”) and (c) as to each Company Stockholder, upon the written agreement of Acquiror, the Company and such Company Stockholder; provided, that, for the avoidance of doubt, the termination of this Agreement shall not be interpreted or construed as the termination of, or otherwise limit the effect of, any lock-up provision such Company Stockholders agrees to in connection with the Transactions. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination; provided, further, that this Article III shall survive the termination of this Agreement.
Section 3.2   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
Section 3.3   Jurisdiction; Waiver of Jury Trial.
(a)   Except as specifically set forth in Section 3.5, any proceeding or Action based upon, arising out of or related to this Agreement shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the parties and any other Person seeking to enforce this Agreement irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that

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all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 3.3.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.
Section 3.4   Assignment.   This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.
Section 3.5   Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties to this Agreement acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement, including, without limitation, mandatory injunctions, and to enforce specifically the terms and provisions hereof and seek such injunctive relief, without the necessity of posting a bond or other security or proof of actual damages, in accordance with this Section 3.5 in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement and injunctive relief (including mandatory injunctions) is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement (including mandatory injunctions) and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 3.5 shall not be required to provide any bond or other security in connection with any such injunction or specific performance or have the burden of proving actual damages. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the Delaware Court of Chancery or any state or federal court in any part of the world having competent jurisdiction.
Section 3.6   Amendment; Waiver.   This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and the Company Stockholders. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.
Section 3.7   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties to this Agreement further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

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Section 3.8   Notices.   All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received) addressed as follows:
If to Acquiror:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy to (which will not constitute notice):
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
If to the Company:
Blaize, Inc.
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
Attention: Harminder Sehmi
Email: harminder.sehmi@blaize.com
with a copy to (which shall not constitute notice):
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan J. Maierson; Ryan J. Lynch
Email: ryan.maierson@lw.com; ryan.lynch@lw.com
If to a Company Stockholder:
To such Company Stockholder’s address (including email) set forth in the Company’s books and records;
or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
Section 3.9   Counterparts.   This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 3.10   Entire Agreement.   This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.
Section 3.11   Interpretation and Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in

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this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.
COMPANY STOCKHOLDERS:
[•]
By:
Name:
Title:
[•]
By:
Name:
Title:
[•]
By:
Name:
Title:
[Signature Page to Stockholder Support Agreement]

ACQUIROR:
BURTECH ACQUISITION CORP.
By:
Name:
Title:
[Signature Page to Stockholder Support Agreement]

COMPANY:
BLAIZE, INC.
By:
Name:
Title:
[Signature Page to Stockholder Support Agreement]

Schedule I
Company Stockholder Subject Shares
Holder	Shares of Common Stock	Shares of Series Seed Shadow Preferred Stock	Shares of Series A Shadow Preferred Stock	Shares of Series B Shadow Preferred Stock	Shares of Series C Shadow Preferred Stock	Shares of Series D Shadow Preferred Stock	Shares of Series D-1 Shadow Preferred Stock	Shares of Series D-2 Shadow Preferred Stock	Shares of Series D Exchange Shadow Preferred Stock	Shares of Series D-1 Exchange Shadow Preferred Stock	Company Warrants (Common Stock)	Company Warrants (Series D Shadow Preferred)	Company Warrants (Series D-2 Shadow Preferred)	Company Options
Anderson Investments Pte. Ltd.	—	—	—	—	3,147,755	1,436,437	2,394,063	—	—	—	—	—	—	—
NSITEXE, Inc.	—	—	—	—	3,147,755	—	957,625	—	—	—	—	—	—	—
Franklin Strategic Series – Franklin Small-Mid Cap Growth Fund	—	—	—	—	—	1,720,949	—	1,467,659	227,435	—	—	260,815	146,765	—
Franklin Templeton Variable Insurance Products Trust – Franklin Small-Mid Growth VIP Fund	—	—	—	—	—	194,302	—	82,758	11,970	—	—	26,474	8,275	—
Bess Ventures + Advisory, LLC	6,000,000	—	—	—	—	—	—	4,167,698	—	—	—	—	416,769	—
Wavemaker SEA SPV 1	—	—	—	—	1,500,434	—	—	—	—	—	—	—	—	—
Tallwood Investment Partners, L.P. (fka Entropy Research Labs, LLC)	1,122,799	253,906	1,223,402	—	—	—	—	—	—	—	—	—	—	—
A&E Investment LLC	—	434,027	629,401	—	—	—	—	—	—	—	—	—	—	—
Dinakar Munagala	71,470	—	—	—	—	—	—	—	—	—	—	—	—	5,728,779
Ke Yin	2,651,333	—	—	—	—	—	—	—	—	—	—	—	—	1,558,234
Bripa GMBH	—	—	368,170	181,159	20,985	19,152	—	—	—	—	—	3,090	—	—
Globe CP GmbH	89,753	—	294,388	—	—	4,788	—	5,230	—	—	232	773	523	—
BMI Estate	—	—	—	—	287,910	47,881	—	46,177	—	—	—	7,723	4,617	—
Stefan Hambrecht	—	—	—	—	31,477	4,788	—	—	—	—	—	773	—	—
JIH Vermögensverwaltungs GmbH	—	—	—	1,096,945	106,180	47,881	—	177,759	—	—	—	7,723	17,775	—
DE-4 Beteiligungs gesmbH	71,102	—	—	818,665	59,461	26,813	—	104,040	—	—	340	4,325	10,404	—
Milo Caroni Milo Caroni and Maria Luisa Caroni, as tenants in common Milo Caroni U/O Maria Luisa Caroni together	—	—	—	724,637	106,180	47,881	—	121,507	—	—	—	7,723	12,150	—
Dr. Roland Berger	—	—	—	750,000	106,180	47,881	—	—	—	—	—	7,723	—	—
Total:	10,006,457	687,933	2,515,361	3,571,406	8,514,317	3,598,753	3,351,688	6,172,828	239,405	—	572	327,142	617,278	7,287,013
[Schedule I to Stockholder Support Agreement]

Schedule II
Company Stockholder Signatories to Registration Rights Agreement
•
Anderson Investments Pte. Ltd.

[Schedule II to Stockholder Support Agreement]

Schedule III
Company Stockholder Agreements
•
Amended and Restated Voting Agreement, dated as of September 19, 2022, by and among the Company and the other parties thereto.

•
Amended and Restated First Refusal and Co-Sale Agreement, dated as of September 19, 2022, by and among the Company and the other parties thereto.

•
Amended and Restated Investors’ Rights Agreement, dated as of September 19, 2022, by and among the Company and the other parties thereto.

Exhibit D
SPONSOR SUPPORT AGREEMENT
This Sponsor Support Agreement (this “Agreement”) is dated as of December 21, 2023, by and among BurTech LP LLC, a Delaware limited liability company (the “Sponsor”), BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), and Blaize, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined herein).
RECITALS
WHEREAS, as of the date hereof, the Sponsor is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of 9,487,500 shares of Acquiror Class B Common Stock and 898,250 private placement units acquired by the Sponsor simultaneously with the consummation of Acquiror’s initial public offering (“Acquiror Private Placement Units”) (consisting of (a) 898,250 shares of Acquiror Class A Common Stock and (b) 898,250 Acquiror Private Placement Warrants) (all such shares of Acquiror Class B Common Stock and Acquiror Private Placement Units (including the shares of Acquiror Class A Common Stock and Acquiror Private Placement Warrants thereunder), together with any shares of Acquiror Common Stock or any other equity securities of Acquiror of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by the Sponsor during the period from the date hereof through the Expiration Time (as defined below), including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such securities, or upon the grant, vesting or exercise of any outstanding equity award, or upon exercise or conversion of any other securities, are referred to herein as the “Subject Shares”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), the Company and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), pursuant to which, Merger Sub will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Acquiror; and
WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE IV
SPONSOR SUPPORT AGREEMENT; COVENANTS
Section 4.1   Binding Effect of Merger Agreement.   The Sponsor hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. The Sponsor shall be bound by and comply with Sections 8.7 (Exclusivity) in respect of Business Combination Proposals, 11.12 (Publicity) of the Merger Agreement, and 8.3 (Support of Transaction) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (x) the Sponsor was an original signatory to the Merger Agreement with respect to such provisions, and (y) each reference to “Acquiror” contained in such provisions (other than for purposes of the definition of Business Combination Proposals) also referred to the Sponsor.
Section 4.2   No Transfer.   Except with the prior written consent of the Company (such consent to be given or withheld in its sole discretion), during the period commencing on the date hereof and ending on the Expiration Time, the Sponsor shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase, or otherwise transfer (including by operation of Law), encumbrance, dispose of, or agree to transfer, encumbrance or dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) (other than the Proxy Statement / Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (clauses (i)-(ii) collectively, a “Transfer”); provided, however, that nothing herein shall prohibit (x) a Transfer to an Affiliate of the Sponsor, or (y) a Transfer in connection with the Company Financing or the financing of the Merger (each, a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to the Company, to assume all of the obligations of the Sponsor under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 1.2 shall not relieve the Sponsor of its obligations under this Agreement. Any Transfer in violation of this Section 1.2 with respect to the Sponsor’s Subject Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in the Sponsor, so long as after such transfer the Sponsor or the surviving entity thereof remains to be bound by all of the terms of this Agreement.
Section 4.3   New Shares.   In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Shares are issued to the Sponsor after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) the Sponsor purchases or otherwise acquires beneficial ownership of any Subject Shares or (c) the Sponsor acquires the right to vote or share in the voting of any Subject Shares (collectively the “New Securities”), then such New Securities acquired or purchased by the Sponsor shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by the Sponsor as of the date hereof.
Section 4.4   Agreement to Vote.   Hereafter until the Expiration Time, the Sponsor hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of Acquiror (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of Acquiror requested by the Acquiror Board or otherwise undertaken in connection with the Transactions, the Sponsor shall appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter) to be counted as present thereat for purposes of establishing a quorum, and the Sponsor shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter):
(a)   in favor of each Transaction Proposal, including, without limitation, the approval and adoption of the Merger Agreement and the Transactions;
(b)   in any other circumstances upon which a consent, waiver or other approval is required under Acquiror’s Governing Documents or otherwise sought with respect to the Merger Agreement or the Transactions, in favor of such vote, consent, waiver or approval (or cause to be voted, consented, waived or approved with respect thereto);
(c)   against any Business Combination Proposal or other business combination transaction (other than the Merger Agreement and the Transactions);
(d)   against any proposal, action or agreement that would reasonably be expected to (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the timely consummation of the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Acquiror or Merger Sub under the Merger Agreement, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled or (D) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in this Agreement; and

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(e)   to approve or authorize (or to vote against or withhold consent for, as applicable) any other matters necessary or reasonably requested by the Company or Acquiror for the consummation of the Transactions.
The Sponsor hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing. The obligations of the Sponsor specified in this Section 1.4 shall apply whether or not the Merger or any action described above is recommended by the Acquiror Board or the Acquiror Board has previously recommended the Merger but changed such recommendation.
Section 4.5   No Challenges.   The Sponsor agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Merger Agreement.
Section 4.6   Closing Date Deliverables.   The Sponsor will deliver, substantially simultaneously with the Effective Time, a duly-executed copy of that certain Amended and Restated Registration Rights Agreement, by and among Acquiror, the Company and the other parties thereto, in substantially the form attached as Exhibit E to the Merger Agreement.
Section 4.7   Anti-Dilution Waiver.   The Sponsor hereby irrevocably and unconditionally (but subject to the consummation of the Merger) agrees that (i) shares of Acquiror Class B Common Stock held by the Sponsor shall convert into shares of Acquiror Class A Common Stock on a one-for-one basis in accordance with the Governing Documents of Acquiror (the “Acquiror Governing Documents”) (as adjusted to account for any subdivision (by share split, subdivision, exchange, share dividend, reclassification, recapitalization or otherwise) or combination (by reverse share split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Acquiror Class A Common Stock), and (ii) not to assert or perfect any and all rights to adjustment or other antidilution protections the Sponsor has or will have under the Acquiror Governing Documents. The Sponsor further agrees not to redeem any Subject Shares (including any shares of Acquiror Class A Common Stock received upon the conversion of Acquiror Class B Common Stock) and not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, the Company, any affiliate or designee of the Sponsor acting in his or her capacity as director or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby. This Section 1.7 shall constitute written consent waiving, forfeiting and surrendering any anti-dilution protection pursuant to the Acquiror Governing Documents and such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of this Agreement. Notwithstanding anything to the contrary contained herein, the Sponsor does not waive, or agrees to refrain from asserting or perfecting any rights in the event the Merger Agreement is terminated. If the Merger Agreement is terminated, this Section 1.7 shall be deemed null and void ab initio.
Section 4.8   Further Assurances.   The Sponsor shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), or reasonably requested by Acquiror or the Company, to effect the actions and consummate the Merger and the other transactions contemplated by this Agreement and the Merger Agreement, in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.
Section 4.9   No Inconsistent Agreement.   The Sponsor hereby represents and covenants that the Sponsor (i) has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein whether by ownership or by proxy, in each case, with respect to the Sponsor’s Subject Shares, (ii) has not entered into, and shall not enter into, any voting agreement, voting trust or other agreement, and has no knowledge and is not aware of any such voting agreement or voting trust in effect, with respect to any of the Sponsor’s Subject Shares that is inconsistent with the Sponsor’s obligations pursuant to this Agreement or any agreement or amendment of an existing agreement that would, or would reasonably be expected to, restrict, limit or interfere with the performance of the Sponsor’s obligations

D-3

hereunder, and (iii) has not granted, and shall not grant, a proxy, power of attorney or similar right with respect to any of the Sponsor’s Subject Shares that is inconsistent with the Sponsor’s obligations pursuant to this Agreement, and has no knowledge and is not aware of any such proxy or power of attorney in effect, and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement, and has no knowledge and is not aware of any such agreement or undertaking.
Section 4.10   Consent to Disclosure.   The Sponsor hereby consents to the publication and disclosure in the Proxy Statement / Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of the Sponsor’s identity and beneficial ownership of Subject Shares and the nature of the Sponsor’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement, in all cases only to the extent required by applicable law or order from the SEC or any other securities authorities, and after providing the Sponsor reasonable opportunity to defend any requirement to disclose information which would cause the Sponsor to be in breach of any confidentiality obligations applicable to it. The Sponsor will promptly provide any information reasonably requested by Acquiror or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.1   Representations and Warranties of the Sponsor.   The Sponsor represents and warrants as of the date hereof to Acquiror and the Company as follows:
(a)   Organization; Due Authorization.   The Sponsor is duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Sponsor’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of the Sponsor. This Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).
(b)   Ownership.   The Sponsor is the record and beneficial owner (as defined in the Securities Act) of, and has good, valid and marketable title to, all of the Sponsor’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Acquiror Governing Documents, (iii) the Merger Agreement, or (vi) any applicable securities Laws. The Sponsor’s Subject Shares are the only equity securities in Acquiror owned of record or beneficially by the Sponsor on the date of this Agreement, and none of the Sponsor’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder. Other than Acquiror Private Placement Warrants, the Sponsor does not hold or own any rights to acquire (directly or indirectly) any equity securities of Acquiror or any securities convertible into, or which can be exchanged for, equity securities of Acquiror.
(c)   No Consent.   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Sponsor with respect to the Sponsor’s execution, delivery or performance of its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement) or the consummation of the transactions contemplated hereby, except for any consents, approvals, authorizations, designations, declarations,

D-4

waivers or filings, the absence of which would not adversely affect the ability of the Sponsor to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder in any material respect, or which have already been obtained in advance of the Sponsor’s entry into this Agreement.
(d)   No Conflicts.   The execution and delivery of this Agreement by the Sponsor does not, and the performance by the Sponsor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Sponsor, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under any Contract binding upon the Sponsor or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby) compliance with the matters referred to in Section 2.1(c), under any applicable Law to which the Sponsor or any of its properties or assets is subject, (iii) any change in the rights or obligations of any party under any Contract legally binding upon the Sponsor, or (iv) other than the restrictions contemplated by this Agreement, result in the creation of any Lien upon the Subject Shares, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair the Sponsor’s ability to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Merger or the other transactions contemplated by the Merger Agreement.
(e)   Litigation.   There are no Actions pending against the Sponsor, or to the knowledge of the Sponsor threatened against the Sponsor, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.
(f)   Adequate Information.   The Sponsor is a sophisticated stockholder and has adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Acquiror or the Company and based on such information as the Sponsor has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Sponsor acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement. The Sponsor acknowledges that the agreements contained herein with respect to the Subject Shares are irrevocable.
(g)   Brokerage Fees.   No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by the Sponsor in its capacity as a stockholder or, to the knowledge of the Sponsor, on behalf of the Sponsor, in its capacity as a stockholder, for which Acquiror or any of its Affiliates may become liable.
(h)   Acknowledgment.   The Sponsor understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon the Sponsor’s execution and delivery of this Agreement, and the representations, warranties, covenants and other agreements of the Sponsor contained herein.
ARTICLE VI
MISCELLANEOUS
Section 6.1   Termination.   This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earlier of (a) and (b), the “Expiration Time”) and (c) upon the written agreement of Acquiror, the Company and the Sponsor. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or

D-5

the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination; provided, further, that this Article III shall survive the termination of this Agreement.
Section 6.2   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
Section 6.3   Jurisdiction; Waiver of Jury Trial.
(a)   Except as specifically set forth in Section 3.5, any proceeding or Action based upon, arising out of or related to this Agreement shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the parties and any other Person seeking to enforce this Agreement irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 3.3.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.
Section 6.4   Assignment.   This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.
Section 6.5   Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties to this Agreement acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement, including, without limitation, mandatory injunctions, and to enforce specifically the terms and provisions hereof and seek such injunctive relief, without the necessity of posting a bond or other security or proof of actual damages, in accordance with this Section 3.5 in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement and injunctive relief (including mandatory injunctions) is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement (including mandatory injunctions) and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 3.5 shall not be required to provide any bond or other security in connection with any such injunction or specific performance or have the burden of proving actual damages. Each of the parties to this Agreement

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consents to personal jurisdiction for any equitable action sought in the Delaware Court of Chancery or any state or federal court in any part of the world having competent jurisdiction.
Section 6.6   Amendment; Waiver.   This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and the Sponsor. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.
Section 6.7   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties to this Agreement further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
Section 6.8   Notices.   All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received) addressed as follows:
If to Acquiror:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy to (which will not constitute notice):
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
If to the Company:
Blaize, Inc.
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
Attention: Harminder Sehmi
Email: harminder.sehmi@blaize.com
with a copy to (which shall not constitute notice):
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan J. Maierson; Ryan J. Lynch
Email: ryan.maierson@lw.com; ryan.lynch@lw.com

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If to the Sponsor:
BurTech LP LLC.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy to (which will not constitute notice):
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
Section 6.9   Counterparts.   This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 6.10   Entire Agreement.   This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.
Section 6.11   Interpretation and Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the Sponsor, Acquiror, and the Company have each caused this Sponsor Support Agreement to be duly executed as of the date first written above.
SPONSOR:
BURTECH LP LLC.
By:
Name:
Title:
[Signature Page to Sponsor Support Agreement]

ACQUIROR:
BURTECH ACQUISITION CORP.
By:
Name:
Title:
[Signature Page to Sponsor Support Agreement]

COMPANY:
BLAIZE, INC.
By:
Name:
Title:

Exhibit E
FORM OF AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT1
THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], 202[•], is made and entered into by and among Blaize Holdings, Inc., a Delaware corporation (the “Company”) (formerly known as BurTech Acquisition Corp., a Delaware corporation), BurTech LP LLC, a Delaware limited liability company (the “Sponsor”), the Persons set forth on Schedule I hereto (together with the Sponsor, the “Sponsor Group”, and each member of the Sponsor Group, a “Sponsor Holder”) and certain former stockholders of Blaize Inc., a Delaware corporation (“Blaize”), set forth on Schedule II hereto (such stockholders, the “Blaize Holders” and, collectively with the Sponsor Group and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 or Section 5.10 of this Agreement, the “Holders” and each, a “Holder”).
WHEREAS, the Company and certain Sponsor Holders are party to that certain Registration Rights Agreement, dated as of December 10, 2021 (the “Original RRA”);
WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of December 22, 2023, (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Blaize, pursuant to which, among other things, on the date hereof, Merger Sub will merge with and into Blaize, with Blaize continuing on as the surviving entity and a wholly owned subsidiary of the Company, on the terms and conditions set forth therein;
WHEREAS, on the date hereof, pursuant to the Merger Agreement, the Blaize Holders received shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company;
WHEREAS, pursuant to Section 5.5 of the Original RRA, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders (as defined in the Original RRA) of at least a majority in interest of the Registrable Securities (as defined in the Original RRA) at the time in question, and the Sponsor Group are collectively Holders in the aggregate of at least a majority in interest of the Registrable Securities as of the date hereof; and
WHEREAS, the Company and the Sponsor Group desire to amend and restate the Original RRA in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1   Definitions.   The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:
“Additional Holder” shall have the meaning given in Section 5.10.
“Additional Holder Common Stock” shall have the meaning given in Section 5.10.
“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of the Company, the Chief Financial Officer of the Company or the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary

1
To be updated prior to execution for any subsequent financing transactions, as applicable.

to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.
“Agreement” shall have the meaning given in the Preamble hereto.
“Blaize” shall have the meaning given in the Preamble hereto.
“Blaize Holders” shall have the meaning given in the Preamble hereto.
“Board” shall mean the Board of Directors of the Company.
“Closing” shall have the meaning given in the Merger Agreement.
“Closing Date” shall have the meaning given in the Merger Agreement.
“Commission” shall mean the United States Securities and Exchange Commission.
“Common Stock” shall have the meaning given in the Recitals hereto.
“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.
“Demanding Holder” shall have the meaning given in Section 2.1.4.
“Earnout Shares” shall have the meaning given in the Merger Agreement.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.
“Form S-1 Shelf” shall have the meaning given in Section 2.1.1.
“Form S-3 Shelf” shall have the meaning given in Section 2.1.1.
“Holder Information” shall have the meaning given in Section 4.1.2.
“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.
“Joinder” shall have the meaning given in Section 5.10.
“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.
“Merger Agreement” shall have the meaning given in the Recitals hereto.
“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.
“Original RRA” shall have the meaning given in the Recitals hereto.
“Permitted Transferees” shall mean any person or entity to whom such Holder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter, including Section 5.2 of this Agreement.
“Piggyback Registration” shall have the meaning given in Section 2.2.1.
“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding shares of Common Stock held by a Holder immediately following the Closing (including any shares of Common Stock distributed or distributable pursuant to the Merger Agreement); (b) any shares of Common Stock issuable upon the exercise of any other equity security of the Company held by a Holder immediately following the Closing (including any shares of Common Stock issuable upon the exercise of any other equity security of the Company distributed or distributable pursuant to the Merger Agreement), (c) the Earnout Shares (in each case, upon issuance thereof), (d) any Additional Holder Common Stock; and (e) any shares of Common Stock issued or issuable with respect to any securities referenced in clauses (a), (b), (c) and (d) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B)(i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book-entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no limitation as to volume or manner of sale or the availability of current public information); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Expenses” shall mean the reasonable documented, out-of-pocket expenses of a Registration, including, without limitation, the following:
(A)   all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;
(B)   fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(C)   printing, messenger, telephone and delivery expenses;
(D)   reasonable fees and disbursements of counsel for the Company;
(E)   reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and
(F)   in an Underwritten Offering, reasonable and documented fees and expenses of one (1) legal counsel selected by the majority in interest of the Demanding Holders with the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed) not to exceed $40,000 in the aggregate for each Registration.
“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Requesting Holders” shall have the meaning given in Section 2.1.5.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.
“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).
“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.
“Sponsor” shall have the meaning given in the Preamble hereto.
“Sponsor Group” shall have the meaning given in the Preamble hereto.
“Sponsor Holder” shall have the meaning given in the Preamble hereto.
“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.
“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.
“Withdrawal Notice” shall have the meaning given in Section 2.1.6.
ARTICLE II
REGISTRATIONS AND OFFERINGS
2.1   Shelf Registration.
2.1.1   Filing.   Within thirty (30) calendar days following the Closing Date, the Company shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the Company is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the one hundred twentieth (120th) calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (b) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a

Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3. The Company’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.2   Subsequent Shelf Registration.   If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.3   Additional Registrable Securities.   Subject to Section 3.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of a Sponsor Holder or a Blaize Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such Registrable Securities to be so covered twice per calendar year for each of the Sponsor Holders and the Blaize Holders, respectively.
2.1.4   Requests for Underwritten Shelf Takedowns.   Subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, a Sponsor Holder or a Blaize Holder (a Sponsor Holder or a Blaize Holder being in such case, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other Demanding Holders, with a total offering price reasonably expected to exceed, in the aggregate, $50 million (the “Minimum Takedown Threshold”), net of all underwriting discounts and commissions. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. The Company shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Sponsor Holders may demand not more than two (2) and the Blaize Holders may demand not more than two (2) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.
2.1.5   Reduction of Underwritten Offering.   If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and all other shares of Common Stock or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any shares of Common Stock or other equity securities proposed to be sold by Company or by other holders of Common Stock or other equity securities, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata (as nearly as practicable) based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities. To facilitate the allocation of Registrable Securities in accordance with the above provisions, the Company or the Underwriters may round the number of shares allocated to any Holder to the nearest 100 Registrable Securities. The Company shall not be required to include any Registrable Securities in such Underwritten Shelf Takedown unless the Holders accept the terms of the underwriting as agreed upon between the Company and its Underwriters.
2.1.6   Withdrawal.   Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority in interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that a Sponsor Holder or a Blaize Holder may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the Sponsor Holders, the Blaize Holders or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Holder for purposes of Section 2.1.4, unless such Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown); provided that, if a Sponsor Holder or a Blaize Holder elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by such Sponsor Holder or such Blaize Holder, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a withdrawing Demanding Holder elects to pay such Registration Expenses pursuant to the second sentence of this Section 2.1.6.

2.2   Piggyback Registration.
2.2.1   Piggyback Rights.   If the Company or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company, including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than five (5) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Holders shall have no rights under this Section 2.2.1 if the registration statement the Company proposes to file is solely for purposes of a delayed or continuous offering pursuant to Rule 415 under the Securities Act and, at the time of the filing of such registration statement, the Company is in compliance with its obligations under Section 2.1.
2.2.2   Reduction of Piggyback Registration.   If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other equity securities that the Company desires to sell, taken together with (i) the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:
(a)   if the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata (as nearly as practicable), based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities;
(b)   if the Registration is pursuant to a demand by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata (as nearly as practicable), based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; and
(c)   if the Registration and Underwritten Shelf Takedown is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration securities in the priority set forth in Section 2.1.5.
2.2.3   Piggyback Registration Withdrawal.   Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.
2.2.4   Unlimited Piggyback Registration Rights.   For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.
2.3   Market Stand-off.   In connection with any Underwritten Offering of equity securities of the Company, if requested by the managing Underwriters, each Holder that is an executive officer or director of the Company or a Holder of more than five percent (5%) of the outstanding Common Stock (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).
ARTICLE III
COMPANY PROCEDURES
3.1   General Procedures.   In connection with any Shelf and/or Shelf Takedown, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as soon as reasonably practicable:
3.1.1   prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;
3.1.2   prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least ten percent (10%) of the then outstanding number of shares of Common Stock or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;
3.1.3   prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;
3.1.4   prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
3.1.5   cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6   provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
3.1.7   advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
3.1.8   prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);
3.1.9   notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;
3.1.10   in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;
3.1.11   use commercially reasonable efforts to obtain a “comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from the Company’s independent registered public accountants in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the participating Holders;
3.1.12   in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions, provided such participating Holders provide such information to such counsel as is customarily required for purpose of such opinions;
3.1.13   in the event of any Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;
3.1.14   make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the

Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);
3.1.15   if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50 million with respect to an Underwritten Offering pursuant to Section 2.1.4, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and
3.1.16   otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.
Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or broker, sales agent or placement agent if such Underwriter or broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter or broker, sales agent or placement agent, as applicable.
3.2   Registration Expenses.   The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders selling Registrable Securities in any offering shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable and documented fees and expenses of any legal counsel representing the Holders.
3.3   Requirements for Participation in Registration Statements and Offerings.   The Holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter or placement agent or sales agent, if any, in connection with the preparation of any Registration Statement or Prospectus, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to ARTICLE II and in connection with the Company’s obligation to comply with federal and applicable state securities laws. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person or entity may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.
3.4   Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.
3.4.1   Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.
3.4.2   Subject to Section 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the majority of the Board such Registration, be seriously detrimental to the Company and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.
3.4.3   Subject to Section 3.4.4, (a) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a Company-initiated Registration, and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4.
3.4.4   The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, for not more than ninety (90) consecutive calendar days or more than one hundred and twenty (120) total calendar days in each case, during any twelve (12)-month period.
3.5   Reporting Obligations.   As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders upon written request with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
4.1   Indemnification.
4.1.1   The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person or entity who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto filed pursuant to this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein.
4.1.2   In connection with any Registration Statement filed pursuant to this Agreement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue or alleged untrue statement is contained in (or not contained in, in the case of an omission or alleged omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.
4.1.3   Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
4.1.4   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.
4.1.5   If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.
ARTICLE V
MISCELLANEOUS
5.1   Notices.   Any notice or communication under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received). Any notice or communication under this Agreement must be addressed, if to the Company, to: Blaize Holdings, Inc., 4659 Golden Foothill Parkway, Suite 206, El Dorado Hills, CA 95762, Attention: [•] Email: [•], and, if to any Holder, at such Holder’s address, electronic mail address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto.
5.2   Assignment; No Third-Party Beneficiaries.
5.2.1   This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part without the prior written consent of the other parties hereto.
5.2.2   Subject to Section 5.2.4 and Section 5.2.5, this Agreement and the rights, duties and obligations of a Holder hereunder may be assigned in whole or in part to such Holder’s Permitted Transferees; provided that, with respect to the Blaize Holders and the Sponsor Group, the rights hereunder that are personal to such Holders may not be assigned or delegated in whole or in part, except that (x) each of the Holders shall be permitted to transfer its rights hereunder as a Holder to one or more affiliates or any direct or indirect partners, members or equity holders of such Holder (it being understood that no such transfer shall reduce any rights of such Holder or such transferees).
5.2.3   This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.
5.2.4   This Agreement shall not confer any rights or benefits on any persons or entities that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2.

5.2.5   No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless it is permitted under Section 5.2.2 and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void, ab initio.
5.3   Counterparts.   This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.4   Governing Law; Venue.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions herein, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.
5.5   TRIAL BY JURY.   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.
5.6   Amendments and Modifications.   Upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of each Holder so long as such Holder and its affiliates hold, in the aggregate, at least ten percent (10%) of the outstanding shares of Common Stock of the Company; and provided, further, that any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
5.7   Other Registration Rights.   Other than as provided in (i) the Warrant Agreement, dated as of December 10, 2021, between the Company and Continental Stock Transfer & Trust Company, and (ii) [ •],2 the Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person or entity. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.
5.8   Term.   This Agreement shall terminate on the earlier of (a) the seventh anniversary of the date of this Agreement and (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.
5.9   Holder Information.   Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

2
Other registration rights to be confirmed as of Closing.

5.10   Additional Holders; Joinder.   In addition to persons or entities who may become Holders pursuant to Section 5.2 hereof, subject to the prior written consent of the Sponsor and each Blaize Holder (in each case, so long as such Holder and its affiliates hold, in the aggregate, at least five percent (5%) of the outstanding shares of Common Stock of the Company), the Company may make any person or entity who has or acquires Common Stock or rights to acquire Common Stock after the date hereof a party to this Agreement (each such person or entity, an “Additional Holder”) by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Such Joinder shall specify the rights and obligations of the applicable Additional Holder under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Holder, the Common Stock of the Company then owned, or underlying any rights then owned, by such Additional Holder (the “Additional Holder Common Stock”) shall be Registrable Securities to the extent provided herein and therein and such Additional Holder shall be a Holder under this Agreement with respect to such Additional Holder Common Stock.
5.11   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
5.12   Entire Agreement; Restatement.   This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the Closing, the Original RRA shall no longer be of any force or effect.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
COMPANY:
BLAIZE HOLDINGS, INC., a Delaware corporation
By:

Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
HOLDERS:
BURTECH LP LLC, a Delaware limited liability company
By:

Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
EF HUTTON, DIVISION OF BENCHMARK INVESTMENTS, LLC
By:

Name:
[•]

Title:
[•]

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
BURKHAN CAPITAL LLC
By:

Name:
[•]

Title:
[•]

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
[BURKHAN AFFILIATES AND NOMINEES]
By:

Name:
[•]

Title:
[•]

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Name: [•]
[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit A
REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Amended and Restated Registration Rights Agreement, dated as of [•], 2024 (as the same may hereafter be amended, the “Registration Rights Agreement”), by and among Blaize Holdings, Inc., a Delaware corporation (the “Company”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.
By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein; provided, however, that the undersigned and its permitted assigns (if any) shall not have any rights as Holders, and the undersigned’s (and its transferees’) shares of Common Stock shall not be included as Registrable Securities, for purposes of the Excluded Sections.
For purposes of this Joinder, “Excluded Sections” shall mean [                 ].
Accordingly, the undersigned has executed and delivered this Joinder as of the    day of            , 20  .

Signature of Stockholder

Print Name of Stockholder

Its:
Address:

Agreed and Accepted as of
                 , 20
Blaize Holdings, Inc.
By:
Name:
Its:

Schedule I
Sponsor Group
BurTech LP LLC
EF Hutton, Division of Benchmark Investments, LLC
Burkhan Capital LLC and its affiliates and nominees

Schedule II3
Blaize Holders
[•]

3
To be updated based on Legacy Blaize capitalization as of immediately prior to Closing.

Exhibit F
FORM OF LOCK-UP AGREEMENT
THIS LOCK-UP AGREEMENT (this “Agreement”), dated as of [•], is made and entered into by and among Blaize Holdings, Inc., a Delaware corporation (formerly known as BurTech Acquisition Corp.) (the “Company”), and the Persons (as defined in the Merger Agreement (as defined below)) set forth on Schedule I hereto (such Persons, together with any other Person who hereafter becomes a party to this Agreement pursuant to Section 2 or Section 7 of this Agreement, the “Securityholders” and each, a “Securityholder”).
WHEREAS, the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Legacy Blaize”), and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into that certain Agreement and Plan of Merger (the “Merger Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement), dated as of December 22, 2023, pursuant to which, among other things, on the date hereof Merger Sub will merge with and into Legacy Blaize, with Legacy Blaize surviving as a wholly owned subsidiary of the Company, on the terms and conditions set forth therein (the “Merger”);
WHEREAS, upon the Closing, each of the Securityholders will own equity interests in the Company; and
WHEREAS, in connection with the Merger, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in the Company.
NOW, THEREFORE, the parties agree as follows:
1.   Subject to the exceptions set forth herein, each Securityholder agrees not to, without the prior written consent of the board of directors of the Company, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, any shares of Acquiror Common Stock held by it immediately after the Effective Time, any shares of Acquiror Common Stock issuable upon the exercise or settlement, as applicable, of Acquiror Options or Acquiror RSUs held by it immediately after the Effective Time (other than shares of Acquiror Common Stock issued or issuable upon the exercise of Acquiror Private Placement Warrants), or any other securities convertible into or exercisable or exchangeable for Acquiror Common Stock held by it immediately after the Effective Time (other than Acquiror Private Placement Warrants) (collectively, the “Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until the date that is 180 days after the Closing Date (the “Lock-Up Period”), subject to the early release provisions set forth in Section 4 below.
2.   The restrictions set forth in Section 1 shall not apply to:
(i)
in the case of an entity, Transfers (A) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned or who shares a common investment advisor with the undersigned or (B) as part of a distribution to members, partners, shareholders or equity holders of the undersigned;

(ii)
in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii)
in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)
in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(v)
in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi)
in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(vii)
in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(viii)
Transfers relating to Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock acquired in open market transactions after the Closing; provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period;

(ix)
the exercise of stock options or warrants to purchase shares of Acquiror Common Stock or the vesting of stock awards of Acquiror Common Stock and any related transfer of shares of Acquiror Common Stock in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Acquiror Common Stock, it being understood that all shares of Acquiror Common Stock received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;

(x)
Transfers to the Company pursuant to any contractual arrangement in effect at the Effective Time that provides for the repurchase by the Company or forfeiture of Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock in connection with the termination of the Securityholder’s service to the Company;

(xi)
the entry, by a Securityholder, at any time after the Effective Time, of any trading plan providing for the sale of shares of Acquiror Common Stock by a Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any shares of Acquiror Common Stock during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period;

(xii)
Transfers in the event of completion of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s securityholders having the right to exchange their shares of Acquiror Common Stock for cash, securities or other property;

(xiii)
Transfers of any shares of Acquiror Common Stock issuable upon the conversion of the Company Common Stock that is issuable upon the exercise of the Burkhan Warrants; and

(xiv)
Transfers to satisfy any U.S. federal, state, or local income tax obligations of a Securityholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the

F-2

“Regulations”) after the date on which the Merger Agreement was executed by the parties, and such change prevents the Merger from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the transaction;
provided, however, that (A) in the case of clauses (i) through (vii), such permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such permitted transferee shall expressly refer only to the immediate family of the applicable Securityholder and not to the immediate family of the permitted transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing Persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.
3.   In the event that the Company releases or waives, in full or in part, any party from a lock-up agreement entered into in connection with the Closing, then the same number of Lock-Up Shares held by the undersigned as held by such released party shall be immediately and fully released on the same terms from the applicable prohibition(s) set forth herein. The foregoing provisions of this paragraph will not apply if (i) the release or waiver is granted to a holder of Acquiror Common Stock in connection with a follow-on public offering of Acquiror Common Stock pursuant to a registration statement filed with the SEC, whether or not such offering or sale is wholly or partially a secondary offering of the Acquiror Common Stock, and the undersigned, only to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Acquiror Common Stock or “piggyback” on a registration statement filed by the Company for the offer and sale of its Acquiror Common Stock, has been given an opportunity to participate on a basis consistent with such contractual rights in such follow-on offering, (ii) (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer, (iii) the aggregate number of Lock-Up Shares affected by such releases or waivers (whether in one or multiple releases or waivers) with respect to any particular beneficial or record holder of Lock-Up Shares is less than or equal to 1% of the total number of outstanding shares of Acquiror Common Stock then outstanding (on a fully-diluted basis, calculated as of the date of such release or waiver), or (iv) the Company determines in its sole discretion that a release or waiver should be granted to a record or beneficial holder of Lock-Up Shares due to circumstances of emergency or hardship. In the event that the Company changes, amends, modifies or waives (other than to correct a typographical error) any particular provision of any other lock-up agreement entered into in connection with the Closing, then the undersigned shall be offered the option (but not the requirement) to make a corresponding change, amendment, modification or waiver to this Agreement, which option may be exercised by a written consent executed by the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement, and which changes, amendments, modifications or waivers, if approved in accordance with the terms hereof, will thereafter be binding on all of the undersigned.
4.   This Agreement shall terminate upon the earlier of (i) the expiration of the Lock-Up Period, (ii) the closing of a liquidation, merger, stock exchange, reorganization or other similar transaction after the Closing Date that results in all of the public stockholders of the Company having the right to exchange their shares of Acquiror Common Stock for cash securities or other property, (iii) the first date on which the last reported sale price of the Acquiror Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the date hereof and (iv) the liquidation of the Company.
5.   In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

F-3

6.   This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing, executed by the Company and the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties hereto effected in a manner which does not comply with this Section 6 shall be null and void, ab initio.
7.   Except as set forth herein, no party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of (i) with respect to any Securityholder, the Company, and (ii) with respect to the Company, the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each Securityholder and each of its respective successors, heirs and assigns and permitted transferees.
8.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Delaware Chancery Court, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.
9.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any joinder to this Agreement by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
10.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
11.   The liability of any Securityholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Securityholder be liable for any other Securityholder’s breach of such other Securityholder’s obligations under this Agreement.
[Signature Pages Follow]

F-4

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.
BLAIZE HOLDINGS, INC.
By:

Name:
Title:

[Signature Page to Lock-Up Agreement]

SECURITY HOLDERS:
[•]
By:

Name:
Title:

[Signature Page to Lock-Up Agreement]

SCHEDULE I
SECURITYHOLDERS
[•]4

4
To include all officers, directors, 5% or more shareholders of the Company post-Closing and Burkhan Capital LLC and its Affiliates, other than any such person who is a party to that certain letter agreement, dated December 10, 2021, by and among the Company, its officers and directors, the Sponsor and certain other stockholders of the Company party thereto.

Exhibit G
STOCKHOLDERS’ AGREEMENT
among
BLAIZE HOLDINGS, INC.,
BURTECH LP LLC,
BURKHAN CAPITAL LLC
and
EACH PERSON IDENTIFIED ON SCHEDULE I
dated as of
[•], 2024

Stockholders’ Agreement
This Stockholders’ Agreement (this “Agreement”), dated as of [•], 202[•] (the “Effective Date”), is entered into by and among Blaize Holdings, Inc., a Delaware corporation (the “Company”) (formerly known as BurTech Acquisition Corp., a Delaware corporation), BurTech LP LLC, a Delaware limited liability company (the “Sponsor”), Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), and the Persons set forth on Schedule I hereto (together with Burkhan and the Sponsor, the “Stockholders” and each, a “Stockholder”). The parties hereto are each sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined herein).
RECITALS
WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of December 22, 2023, (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Blaize, Inc., a Delaware corporation (“Legacy Blaize”), pursuant to which, among other things, on the date hereof, Merger Sub merged with and into Legacy Blaize, with Legacy Blaize continuing on as the surviving entity and a wholly owned subsidiary of the Company, on the terms and conditions set forth therein;
WHEREAS, immediately following the closing of the transactions contemplated by the Merger Agreement (the “Closing”), each Stockholder beneficially owns and/or controls the number and percentage of the issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) as set forth opposite such Stockholder’s name on Schedule I hereto, as applicable;
WHEREAS, pursuant to the terms of the Merger Agreement, Burkhan and/or its Affiliates and/or its nominees have made a very significant financial contribution to Legacy Blaize that has benefitted the Company (the “Burkhan Financial Contribution”); and
WHEREAS, Burkhan and/or its Affiliates and/or its nominees were unwilling to make the Burkhan Financial Contribution unless the Company agreed to enter into this Agreement at Closing.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Capitalized terms used herein and not otherwise defined shall have the meanings specified or referenced in this ARTICLE I.
“Action” means any claim, action, suit, audit, examination, assessment, arbitration, mediation or written inquiry, or any proceeding, investigation or judgment by or before any Governmental Authority.
“Affiliate” means with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.
“Agreement” has the meaning set forth in the preamble.
“Annual Meeting” has the meaning set forth in Section 3.03.
“Applicable Law” means all applicable provisions of: (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations, or orders of any Governmental Authority; (b) any consents or approvals of any Governmental Authority; and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.
“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.
“Board” has the meaning set forth in Section 2.01(a).
“Burkhan” has the meaning set forth in the preamble.
“Burkhan Financial Contribution” has the meaning set forth in the recitals.
“Bylaws” means the Amended and Restated Bylaws of the Company, as amended, modified, supplemented, or restated from time to time.
“Certificate of Incorporation” means the Third Amended and Restated Certificate of Incorporation of the Company, dated as of [•], 2024, as amended, modified, supplemented, or restated from time to time.
“Class III Director” means that any Director designated as Class III director pursuant to the Company’s Certificate of Incorporation.
“Closing” has the meaning set forth in the recitals.
“Common Stock” has the meaning set forth in the recitals.
“Company” has the meaning set forth in the preamble.
“Competitor” means any Person that, directly or indirectly, competes with the Company and/or whose business is or includes the business of the Company (or any portion thereof).
“Confidential Information” has the meaning set forth in Section 3.02(a).
“Corporate Opportunity” has the meaning set forth in Section 3.01.
“Designated Stock Exchange” has the meaning set forth in Section 2.01(h).
“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time and including any successor legislation thereto and any regulations promulgated thereunder.
“Director” has the meaning set forth in Section 2.01(a).
“Effective Date” has the meaning set forth in the preamble.
“Governing Documents” means the Bylaws and the Certificate of Incorporation.
“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, legislature, court or tribunal..
“Independent Director” has the same meaning as in the rules and regulations of the Designated Stock Exchange.
“Initial Designee” has the meaning set forth in Section 2.01(b).
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.
“Law” means any statute, law (including common law), ordinance, rule, regulation, Governmental Order or other similar legal requirement, in each case, of any Governmental Authority.
“Legacy Blaize” has the meaning set forth in the recitals.
“Marital Relationship” means a civil union, domestic partnership, marriage, or any other similar relationship that is legally recognized in any jurisdiction.
“Merger Agreement” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the recitals.
“Party” or “Parties” has the meaning set forth in the preamble.
“Permitted Transferee” has the meaning set forth in Section 5.06.
“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or instrumentality or other entity of any kind.
“Qualification Requirements” has the meaning set forth in Section 2.01(h).
“Representative” means, with respect to any Person, any and all directors, managers, members, partners, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person.
“Shares” means the shares of Common Stock and any securities issued in respect thereof, or in substitution therefor, in connection with any share split, dividend, or combination, or any reclassification, recapitalization, merger, consolidation, exchange, or similar reorganization.
“Sponsor” has the meaning set forth in the preamble.
“Spousal Consent” has the meaning set forth in Section 5.15.
“Spouse” means a spouse, a party to a civil union, a domestic partner, a same-sex spouse or partner, or any individual in a Marital Relationship with a Stockholder.
“Stockholder Designees” has the meaning set forth in Section 2.01(b).
“Stockholder Group” means the Stockholders and controlled Affiliates of Burkhan.
“Stockholders” has the meaning set forth in the preamble.
“Termination Event” has the meaning set forth in Section 2.01(b).
ARTICLE II
MANAGEMENT AND OPERATION OF THE COMPANY
Section 2.01   Board of Directors.   Each Party to this Agreement covenants and agrees as follows:
(a)   For as long as this Agreement remains in effect, the Company agrees that the business and affairs of the Company shall be managed through a board of directors (the “Board”) consisting of nine (9) members (each, a “Director”).
(b)   For so long as the Stockholder Group Beneficially Owns, in the aggregate, a number of Shares equal to or greater than ten percent (10%) of the total number of issued and outstanding Shares, the Stockholder Group shall have the right, but not the obligation, to designate two (2) Directors (each, a “Stockholder Designee”).
(c)   If the Stockholder Group Beneficially Owns, in the aggregate, a number of Shares less than ten percent (10%) of the total number of issued and outstanding Shares, but the Sponsor and Burkhan Beneficially Own, in the aggregate, a number of Shares equal to or greater than five percent (5%) of the total number of issued and outstanding Shares, the Stockholders shall have the right, but not the obligation, to designate one (1) Stockholder Designee.
(d)   The initial Stockholder Designees, each of whom is a Director as of the date hereof, are [•] and [•] (each, an “Initial Designee”).
(e)   The Company shall take, and cause to be taken, all necessary actions to ensure that each Stockholder Designee is nominated and elected as a Director from time to time on and after the date hereof pursuant to this Section 2.01, including to cause such Stockholder Designee to be so included in the slate of nominees recommended by the Board for election as Directors at each applicable annual meeting of the stockholders of the Company with respect to the election of the applicable class of Directors, to solicit proxies or consents in favor of such Stockholder Designee and to cause the applicable proxies to vote in accordance with the foregoing and for such Stockholder Designee to be duly elected and appointed to such position, subject, in each case, to the satisfaction of the Qualification Requirements pursuant to Section 2.01(h). If a Stockholder Designee is deemed to not satisfy the Qualification Requirements, the Stockholder Group shall have the right to designate a new individual as such Stockholder Designee. For so long as any Stockholder Designee serves as a member of the Board, each Stockholder Designee shall be a Class III Director (such Class III Directors serving three-year terms, subject in each case to re-election for additional three-year terms).
(f)   The right of the Stockholder Group and the Stockholders to designate the Stockholder Designees pursuant to Section 2.01(b) and Section 2.01(c), respectively, to remove any Stockholder Designee pursuant to Section 2.01(j) and to replace any Stockholder Designee pursuant to Section 2.01(k) may be exercised at the direction of a Stockholder or Stockholders holding Shares representing a majority of the outstanding Shares collectively held by the Stockholders at such time and shall be coordinated by the Stockholder Group with the Company.
(g)   Each Stockholder Designee shall hold office until the earlier to occur of (i) the expiration of such Stockholder Designee’s term, or (ii) such Stockholder Designee’s death, disability, retirement, resignation, or removal in accordance with Section 2.01(j); provided, that (x) upon the termination of this Agreement in accordance with Section 4.01, the Stockholder Group shall cause each Stockholder Designee to immediately tender his or her resignation as a Director and (y) if the Stockholder Group ceases to Beneficially Own, in the aggregate, a number of Shares equal to or greater than ten percent (10%) of the total number of issued and outstanding Shares, the Stockholder Group shall, if applicable, cause a Stockholder Designee to immediately tender his or her resignation as a Director such that only one (1) Stockholder Designee continues to be a Director thereafter.
(h)   A nominee shall not be eligible to serve as a Stockholder Designee if (i) the election or appointment of such Person to the Board would result in the Company failing to comply with any rule or regulation of the Commission or any national securities exchange on which the Common Stock is listed or admitted to trading (the “Designated Stock Exchange”) or any other Applicable Law or (ii) such nominee: (A) does not satisfy the skill and experience qualifications for service as a director of the Company applicable to all Directors; (B) has engaged in acts or omissions constituting a breach of such Person’s fiduciary duties to the Company and its stockholders; (C) has engaged in acts or omissions that involve intentional misconduct or an intentional violation of Law; (D) has engaged in any transaction involving the Company from which such Person derived an improper personal benefit that was not disclosed to the Board prior to the authorization of such transaction; (E) is an employee or director of a Competitor of the Company; or (F) does not irrevocably agree in writing, in a form reasonably acceptable to the Company, subject to applicable law, to immediately offer to resign from the Board upon the occurrence of a Termination Event (such resignation to be accepted or rejected in the sole discretion of the Board) (collectively, the “Qualification Requirements”). The Board and any applicable committee thereof must act in good faith in determining that a nominee to be a Stockholder Designee does not satisfy such Qualification Requirements. The Company hereby agrees and acknowledges that, as of the date hereof, each of the Initial Designees satisfies the Qualification Requirements.
(i)   Each Stockholder shall vote all Shares over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder’s control to elect to the Board any individual designated by the Stockholder Group pursuant to Section 2.01(b) or Section 2.01(c). The Stockholders shall not grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to any securities of the Company if and to the extent the terms thereof conflict with the provisions of this ARTICLE II.
(j)   The Stockholder Group shall have the right at any time to remove (with or without cause) any Stockholder Designee designated by it for election to the Board pursuant to Section 2.01(b) or Section 2.01(c) and each Stockholder shall vote all Shares over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder’s control to remove from the Board any individual designated by the Stockholder Group that the Stockholder Group desires to remove pursuant to this Section 2.01(j). Except as provided in the preceding sentence or as permitted pursuant to the Certificate of Incorporation, for as long as this Agreement remains in effect, the Stockholder Designees may only be removed with the consent of the Stockholders.
(k)   From the date hereof until a Termination Event has occurred, if a vacancy on the Board is created at any time by the death, retirement, disability, removal or resignation of a Stockholder Designee, the Stockholder Group shall be entitled to designate a replacement for such Stockholder Designee.
(l)   The Board shall have the right to establish any committee of Directors as the Board shall deem appropriate from time to time and in accordance with the Bylaws. Subject to this Agreement, the Governing Documents, and Applicable Law, committees of the Board shall have the rights, powers, and privileges granted to such committee by the Board from time to time. Any delegation of authority to a committee of Directors to take any action must be approved in the same manner as would be required for the Board to approve such action directly. At least one of the Stockholder Designees shall serve on each committee of Directors, other than any committee of Directors that consists solely of Independent Directors, subject to compliance with applicable stock exchange rules and regulations.
(m)   The nominating committee of the Board shall consult, in good faith, with both Stockholder Designees regarding the determination of the Independent Directors.
ARTICLE III
OTHER AGREEMENTS
Section 3.01   Corporate Opportunities.   Except as otherwise provided in the second sentence of this Section 3.01: (a) no Stockholder or any of their respective Representatives shall have any duty to communicate or present an investment or business opportunity or prospective economic advantage to the Company in which the Company may, but for the provisions of this Section 3.01, have an interest or expectancy (a “Corporate Opportunity”); and (b) no Stockholder or any of their respective Representatives (even if such Person is also an officer or Director of the Company) shall be deemed to have breached any fiduciary or other duty or obligation to the Company by reason of the fact that any such Person pursues or acquires a Corporate Opportunity for itself or directs, sells, assigns, or transfers such Corporate Opportunity to another Person or does not communicate information regarding such Corporate Opportunity to the Company. The Company renounces any interest in a Corporate Opportunity and any expectancy that a Corporate Opportunity will be offered to the Company; provided, that the Company does not renounce any interest or expectancy it may have in any Corporate Opportunity that is offered to an officer or Director of the Company whether or not such individual is also a Representative of a Stockholder, if such opportunity is expressly offered to such Person in his or her capacity as an officer or Director of the Company. The Stockholders hereby recognize that the Company reserves such rights.
Section 3.02   Confidentiality.
(a)   Each Stockholder acknowledges that during the term of this Agreement, it will have access to and become acquainted with trade secrets, proprietary information, and confidential information belonging to the Company and its Affiliates that are not generally known to the public, including, but not limited to, information concerning business plans, financial statements, and other information provided pursuant to this Agreement, operating practices and methods, expansion plans, strategic plans, marketing plans, contracts, customer lists, or other business documents that the Company treats as confidential, in any format whatsoever (including oral, written, electronic, or any other form or medium) (collectively, “Confidential Information”). In addition, each Stockholder acknowledges that: (i) the Company has invested, and continues to invest, substantial time, expense, and specialized knowledge in developing its Confidential Information; (ii) the Confidential Information provides the Company with a competitive advantage over others in the marketplace; and (iii) the Company would be irreparably harmed if the Confidential Information were disclosed to Competitors or made available to the public. Without limiting the applicability of any other agreement to which any Stockholder is subject, each Stockholder shall, and shall cause its Representatives to, keep confidential and not, directly or indirectly, disclose or use (other than solely for the purposes of such Stockholder monitoring and analyzing its investment in the Company) at any time, including, without limitation, use for personal, commercial, or proprietary advantage or profit, any Confidential Information of which such Stockholder is or becomes aware. Each Stockholder in possession of Confidential Information shall, and shall cause its Representatives to, use reasonable best efforts to safeguard such information and to protect it against disclosure, misuse, espionage, loss, and theft.
(b)   Nothing contained in Section 3.02(a) shall prevent any Stockholder from disclosing Confidential Information: (i) upon the order of any court or administrative agency; (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Stockholder; (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories, or other discovery requests; (iv) to the extent necessary in connection with the exercise of any remedy hereunder; (v) to other Stockholders; or (vi) to such Stockholder’s Representatives who, in the reasonable judgment of such Stockholder, need to know such Confidential Information and agree to be bound by the provisions of this Section 3.02 as if a Stockholder; provided, that in the case of clause (i), clause (ii), or clause (iii), such Stockholder shall notify the Company in writing of the proposed disclosure as far in advance of such disclosure as practicable (but, to the extent legally permitted, shall not make any such disclosure before notifying the Company) so that the Company may in its sole discretion seek a protective order or other appropriate remedy and/or waive compliance with this Section 3.02, and such Stockholder shall cooperate with the Company to obtain any such protective order or other remedy; provided, further, that if, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, such Stockholder or any of its Representatives are nonetheless legally compelled to disclose Confidential Information in the circumstances described in clause (i), clause (ii) or clause (iii), such Stockholder and its Representatives to whom such request or demand is directed may disclose to such agency or authority only that portion of the Confidential Information that is legally required or requested to be disclosed and such Stockholder and its Representatives shall use their respective reasonable best efforts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with the Company to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such Governmental Authority, and such Stockholder shall promptly notify the Company of (x) its determination to make such disclosure and (y) the nature, scope and contents of such disclosure.
(c)   The restrictions of Section 3.02(a) shall not apply to Confidential Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by a Stockholder or any of its Representatives in violation of this Agreement; (ii) is or has been independently developed or conceived by such Stockholder without use of Confidential Information; or (iii) becomes available to such Stockholder or any of its Representatives on a non-confidential basis from a source other than the Company, the other Stockholders, or any of their respective Representatives, provided, that the receiving Stockholder does not know that such source is bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company with respect to such information.
(d)   The obligations of each Stockholder under this Section 3.02 shall survive for so long as such Stockholder remains a Stockholder, and for two (2) years following the earlier of: (i) termination, dissolution, liquidation, and winding up of the Company; or (ii) the first date on which such Stockholder ceases to own any Shares.
Section 3.03   Annual Meeting.   The Company will hold an annual meeting of the stockholders (the “Annual Meeting”) during each calendar year for the election of directors and for the transaction of such other business as may properly come before the meeting. The Annual Meeting shall be held at such date, time and place (which may be held by means of teleconference or other means of remote communication in compliance with the DGCL), as shall be determined by the Board and stated in the notice of the meeting.
Section 3.04   Further Assurances.   In connection with this Agreement and the transactions contemplated hereby, the Company and each Stockholder hereby agrees to execute and deliver such additional documents, certificates, instruments and conveyances, provide such assurances and take such further actions as, in each case, may be reasonably necessary or as another Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated hereby.

ARTICLE IV
TERM AND TERMINATION
Section 4.01   Termination.   This Agreement shall terminate upon the earliest of:
(a)   in respect of a Stockholder, such Stockholder no longer own, directly or indirectly, any Shares;
(b)   the first date on which the Stockholders Beneficially Own, in the aggregate, a number of Shares less than five percent (5%) of the total number of issued and outstanding Shares;
(c)   the termination, dissolution, liquidation, or winding up of the Company; or
(d)   the agreement of the Stockholders acting together and by unanimous written instrument.
Section 4.02   Effect of Termination.
(a)   The termination of this Agreement shall terminate all further rights and obligations of the Stockholders under this Agreement. For the avoidance of doubt, such termination shall not effect:
(i)   the existence of the Company;
(ii)   the obligation of any Party to this Agreement to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination;
(iii)   the rights that any Stockholder may have by operation of law as a stockholder of the Company; or
(iv)   the rights contained herein which by their terms are intended to survive termination of this Agreement.
(b)   Notwithstanding anything to the contrary herein, the following provisions shall survive the termination of this Agreement: Section 2.01(g), Section 3.02, this Section 4.02 and ARTICLE V.
ARTICLE V
MISCELLANEOUS
Section 5.01   Expenses.   Except as otherwise set forth in this Agreement, each Party shall be responsible for and pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees of its legal counsel, financial advisors and accountants.
Section 5.02   Notices.
(a)   All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received) addressed as follows:
(i)   if to the Company, to:
Blaize Holdings, Inc.
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
Attention: Harminder Sehmi
Email: harminder.sehmi@blaize.com

with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan J. Maierson; Ryan J. Lynch
Email: ryan.maierson@lw.com; ryan.lynch@lw.com
(ii)   if to a Stockholder, at the address set forth opposite such Stockholder’s name on Schedule I attached hereto; and
(iii)   if to the Spouse of a Stockholder: (A) if applicable, in care of the Spouse’s attorney of record at the attorney’s address; or (B) if the Spouse is unrepresented, at the Spouse’s last known address.
or to such other address or addresses as the Parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
Section 5.03   Interpretation.   For purposes of this Agreement: (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits, and Schedules mean the Articles and Sections of, and Exhibits and Schedules attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.
Section 5.04   Severability.   If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
Section 5.05   Entire Agreement.   This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency or conflict between this Agreement and any Governing Document, the Stockholders and the Company shall use their respective best efforts to amend such Governing Document to comply with the terms of this Agreement.
Section 5.06   Successors and Assigns; Assignment.   No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties and any such transfer without such prior written consent shall be void; provided, however, that, without the prior written consent of any other Party, each Stockholder may, in connection with a transfer of Shares to another Person, assign its rights and obligations under this Agreement, in whole or in part, to such other Person so long as such assignee, if not already a party to this Agreement, executes and delivers to the Company a joinder to this Agreement substantially in the form of Schedule II hereto evidencing its agreement to become a party to, and to be bound to the same extent as such Stockholder by all of the provisions of, this Agreement (a “Permitted Transferee”). Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. For the avoidance of doubt, nothing in this Agreement shall be construed or interpreted to limit the right of any Stockholder to freely transfer their Shares.
Section 5.07   No Third-Party Beneficiaries.   Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.
Section 5.08   Amendment and Modification.   This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by the Company, Sponsor and Burkhan and which makes reference to this Agreement. Any such written amendment, modification, or supplement will be binding upon the Company and each Stockholder.
Section 5.09   Waiver.   No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
Section 5.10   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
Section 5.11   Jurisdiction; Waiver of Jury Trial.
(a)   Except as specifically set forth in Section 5.12, any proceeding or Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the Parties and any other Person seeking to enforce this Agreement irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 5.11.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 5.12   Enforcement.   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement, including, without limitation, mandatory injunctions, and to enforce specifically the terms and provisions hereof and seek such injunctive relief, without the necessity of posting a bond or other security or proof of actual damages, in accordance with this Section 5.12, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement and injunctive relief (including mandatory injunctions) is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement (including mandatory injunctions) and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.12 shall not be required to provide any bond or other security in connection with any such injunction or specific performance. Each of the Parties to this Agreement consents to personal jurisdiction for any equitable action sought in the Delaware Court of Chancery or any state or federal court in any part of the world having competent jurisdiction. In any Action arising out of or related to this Agreement or the transactions contemplated hereby, the prevailing party in such Action shall be entitled to recover all reasonable costs, fees and expenses relating thereto (including reasonable attorneys’ fees and expenses and court costs) from the other party, in addition to any other relief to which such prevailing party may be entitled.
Section 5.13   Remedies Cumulative.   The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.
Section 5.14   Headings; Counterparts.   The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 5.15   Spousal Consent.   Each Stockholder who has a Spouse on the date of this Agreement shall cause such Stockholder’s Spouse to execute and deliver to the Company a spousal consent in the form of Schedule III hereto (a “Spousal Consent”), pursuant to which the Spouse acknowledges that he or she has read and understood the Agreement and agrees to be bound by its terms and conditions. If any Stockholder should marry or engage in a Marital Relationship following the date of this Agreement, such Stockholder shall cause his or her Spouse to execute and deliver to the Company a Spousal Consent within sixty days thereof.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.
THE COMPANY:
BLAIZE HOLDINGS, INC.
By:

Name:
Title:
STOCKHOLDERS:
[               ]
By:

Name:
Title:
[Signature Page to Stockholders’ Agreement of Blaize Holdings, Inc.]

SCHEDULE I
Stockholder	Address	Number of Shares Held/Controlled	Percentage
BurTech LP LLC
Burkhan Capital LLC
[Burkhan Controlled Affiliates]5

5
Additional parties to be limited to controlled Affiliates of Burkhan identified on or prior to the closing date.

SCHEDULE II
FORM OF JOINDER TO STOCKHOLDERS’ AGREEMENT
           , 20
Reference is made to the Stockholders’ Agreement, dated as of [•], 2024, by and among Blaize Holdings, Inc., a Delaware corporation (the “Company”), BurTech LP LLC, a Delaware limited liability company, Burkhan Capital LLC, a Delaware limited liability company and each Person identified on Schedule I thereto (as amended from time to time, the “Stockholders’ Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Stockholders’ Agreement.
Each of the Company and the undersigned holder of Shares (the “New Stockholder”) agrees that this Joinder to the Stockholders’ Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.
The New Stockholder hereby agrees to and does become party to the Stockholders’ Agreement as a Stockholder. This Joinder shall serve as a counterpart signature page to the Stockholders’ Agreement and by executing below the New Stockholder is deemed to have executed the Stockholders’ Agreement with the same force and effect as if originally named a party thereto.
This Joinder may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.
[NEW STOCKHOLDER PARTY]
By:

Name:
Title
BLAIZE HOLDINGS, INC.
By:

Name:
Title:

SCHEDULE III
CONSENT OF SPOUSE
I, [SIGNING SPOUSE NAME], spouse of [NAME OF STOCKHOLDER], acknowledge that I have read the Stockholders’ Agreement, dated as of [_], 202[_], by and among Blaize Holdings, Inc., a Delaware corporation (the “Company”), BurTech LP LLC, a Delaware limited liability company, Burkhan Capital LLC, a Delaware limited liability company, and each Person identified on Schedule I thereto, to which this Consent of Spouse (this “Consent”) is attached as Schedule III (as the same may be amended or amended and restated from time to time, the “Agreement”), and that I understand the contents of the Agreement. I am aware that my spouse is a party to the Agreement and the Agreement contains provisions regarding the voting and transfer of the Shares (as defined in the Agreement) of the Company which my spouse may own, including any interest I might have therein.
I hereby agree that I and any interest, including any community property interest, that I may have in any Shares of the Company subject to the Agreement shall be irrevocably bound by the Agreement, including any restrictions on the transfer or other disposition of any Shares of the Company, methods for distributing assets of the Company, or voting or other obligations as set forth in the Agreement.
I am aware that the legal, financial, and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right. I am under no disability or impairment that affects my decision to sign this Consent and I knowingly and voluntarily intend to be legally bound by this Consent. I am satisfied with the terms of this Consent and I understand and have received full disclosure of all the rights that I am agreeing to waive.
I hereby agree that my spouse may join in any future amendment, waiver, consent, or modification of the Agreement without any further signature, acknowledgment, agreement, or consent on my part or notice to me.
Dated to be effective on                       .

[SIGNING SPOUSE NAME]
STATE OF [           ]
COUNTY OF
BEFORE ME, the undersigned notary, on this day personally appeared                  , known to me (or proved to me on the oath of            or through                   (description of identity card or other document)) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that [he/she] executed the same for the purposes and consideration therein expressed.
Given under my hand and seal of office this      day of            , [YEAR].
My term expires:
(Seal)	Notary Public, State of [ ]

Exhibit H
THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
Warrant No. CS-1	Issue Date: December 22, 2023 Void After: December 22, 2033
BLAIZE, INC.
(a Delaware corporation)
WARRANT TO PURCHASE SHARES OF
COMMON STOCK
For adequate consideration, the receipt and sufficiency of which is hereby acknowledged, this Warrant is issued to Burkhan Capital LLC or its assigns (the “Holder”) by Blaize, Inc., a Delaware corporation (the “Company”). Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to them in that certain Agreement and Plan of Merger, dated as of December 22, 2023, by and among the Company, the Holder and the other parties thereto (as may be amended, the “Merger Agreement”)
1.   Purchase of Shares.
(a)   Number of Shares.
(i)   Subject to the terms and conditions set forth herein, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company up to the Applicable Number (as defined below) of fully paid and nonassessable shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”). The “Applicable Number” shall be that number of shares of Common Stock that would entitle the Holder to receive 6,833,333 shares of Acquiror Class A Common Stock in respect of such shares of Common Stock at the Closing, pursuant to the terms of the Merger Agreement; subject to the adjustment pursuant to Section 1(a)(ii) and Section 1(a)(iii) below. Notwithstanding anything to the contrary contained herein, the Applicable Number shall in no event be less than that number of shares of Common Stock that would entitle the Holder to receive 2,500,000 shares of Acquiror Class A Common Stock in respect of such shares of Common Stock at the Closing, pursuant to the terms of the Merger Agreement.
(ii)   Up to a number of shares of Common Stock issuable under this Warrant that would entitle the Holder to receive 4,333,333 shares of Acquiror Class A Common Stock at Closing shall automatically be reduced on a proportional basis if, as of the Closing, the Available Acquiror Cash is less than the Minimum Cash Amount. For illustrative purposes only, if the Available Acquiror Cash is 50% less than the Minimum Cash Amount, the Applicable Number shall be reduced by that number of shares of Common Stock that would entitle Holder to receive 2,166,666 shares of Acquiror Class A Common Stock at the Closing, pursuant to the terms of the Merger Agreement.
(iii)   Up to a number of shares of Common Stock issuable under this Warrant that would entitle the Holder to receive 3,333,333 shares of Acquiror Class A Common Stock at Closing shall, upon issuance, be transferred by the Holder to investors or other financing sources, or otherwise used, for the purpose of, or in connection with, investment in or financing of (either directly or indirectly) Acquiror, the Company or the Transactions, which investment may take the form of private placement of any securities of Acquiror or the Company, non-redemption agreements, forward purchase agreements or otherwise (such shares of the Company Stock, the “Incentive Shares”). In the event any Incentive Share is not used pursuant to this Section 1(a)(iii), such Incentive Shares will be returned by the Holder to the Company within sixty (60) days following the Closing without any additional consideration therefor and the Company shall thereafter cancel such Incentive Shares.
(b)   Exercise Price; Purchase Price.   The exercise price for the shares of Common Stock issuable pursuant to this Section 1 (the “Shares”) shall be $68,833.33. And the purchase price for this Warrant shall be $68,833.33.
(e)   Exercise Period.   This Warrant shall be exercisable as of immediately prior to the Closing, but in no case before such time; provided, however, that this Warrant shall not be exercisable and shall become null and void upon the termination of the Merger Agreement in accordance with its terms. In the event of the Closing, the Company shall notify the Holder at least ten (10) days prior to the contemplated Closing Date.
2.   Method of Exercise.
(a)   So long as this Warrant remains outstanding and exercisable in accordance with Section 1(c) above, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 1, without any further action on behalf of the Holder, immediately prior to such Closing.
3.   Representations and Warranties of the Company.   In connection with the transactions provided for herein, the Company hereby represents and warrants to the Holder that the following representations are true and complete as of the Issue Date and as of the exercise of this Warrant:
(a)   Organization, Good Standing, and Qualification.   The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.
(b)   Authorization.   Except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights, all corporate action has been taken on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Warrant. The Company has taken all corporate action required to make all the obligations of the Company reflected in the provisions of this Warrant the valid and enforceable obligations they purport to be. This Warrant, and all Shares upon issuance, are duly authorized and validly issued, without violation of any applicable Law, the Company’s Governing Documents or any right of first offer, preemptive or similar rights of any stockholder of the Company.
(c)   Compliance with Other Instruments.   The authorization, execution and delivery of the Warrant will not constitute or result in a material default or violation of any law or regulation applicable to the Company or any material term or provision of the Company’s Governing Documents, or any material agreement or instrument by which it is bound or to which its properties or assets are subject.
(d)   Valid Issuance of Common Stock.   The Shares, when issued, sold, and delivered in accordance with the terms of the Warrant for the consideration expressed therein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of the Holders in this Warrant, will be issued in compliance with all applicable federal and state securities laws.
4.   Representations and Warranties of the Holder.   In connection with the transactions provided for herein, the Holder hereby represents and warrants to the Company that the following representations are true and complete as of the Issue Date and as of the exercise of this Warrant:
(a)   Authorization.   The Holder has full right, power, authority and capacity to enter into this Warrant, and this Warrant constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium

H-2

or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance, and (iii) as to any provisions relating to indemnity or contribution.
(b)   Investment Experience.   The Holder represents that it has substantial experience in evaluating and investing in securities of companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Warrant, and has the capacity to protect its own interests.
(c)   Accredited Investor.   The Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated by the Securities and Exchange Commission under the Act.
(d)   Restricted Securities.   The Holder understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act or an exemption from registration is available. The Holder understands that the Company has no present intention of registering the Shares. The Holder further acknowledges and understands that the Company is under no obligation to register the Shares. The Holder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Holder to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times the Holder might propose.
(e)   No Public Market.   The Holder understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Shares.
(f)   Disclosure of Information.   The Holder has conducted the due diligence it determined in its sole judgment was necessary or appropriate and has received all the information it considers necessary or appropriate for deciding whether to acquire the Shares. The Holder has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management. The Holder understands and acknowledges that such discussions, as well as any written information provided by the Company to the Holder, (i) were intended to describe the aspects of the Company’s business which the Company believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements.
(g)   Residence.   The Holder’s principal office location is in the state identified in the address of the Holder set forth beneath its signature hereto. The Holder will provide the Company with a valid, properly completed and duly executed U.S. Internal Revenue Service Form W-9. The Company and the Holder shall consult with and cooperate with each other in the event any filing is required to be made by the Company to any Governmental Authority.
(h)   Legends.   The Holder understands that the Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:
(i)   “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS

H-3

RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
(ii)   Any legend required by the blue sky laws of any state to the extent such laws are applicable to the securities represented by the certificate or other document so legended.
(iii)   Any legend required by the Company’s bylaws.
5.   Covenants of the Company.
(a)   Notices of Record Date.   In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters or any stock dividend) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.
(b)   Stock Fully Paid; Reservation of Shares.   All shares of stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.
6.   Fractional Shares.   No fractional Shares or scrip representing fractional Shares will be issued in connection with any exercise hereunder. Each Holder who would otherwise be entitled to a fraction of a Share (after aggregating all fractional Shares that would otherwise be received by such Holder hereunder) shall instead have the number of Shares issued to such Holder rounded up to the nearest whole share of Common Stock.
7.   No Stockholder Rights.   Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and except as otherwise provided in this Warrant, such Holder shall not be entitled to any stockholder notice or other communication hereunder concerning the business or affairs of the Company.
8.   Transfer of Warrant.   This Warrant maybe transferred in part or whole to accredited investors who are investing in the Company pursuant to the Burkhan Convertible Notes. The Company shall take all steps reasonably requested by the Holder to facilitate such transfer.
9.   Governing Law.   This Warrant shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without regard to any choice of laws rules that may result in the application of the laws of any other jurisdiction.
10.   Titles and Subtitles.   The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.
11.   Amendments and Waivers.   Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.
12.   Severability.   If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
13.   Notices.   All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient,

H-4

and if not so confirmed, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 13):
If to the Company:
BLAIZE, INC.
4370 Town Center Blvd, Suite 240
El Dorado Hills, CA 95762
Attention: Chief Executive Officer
Email: dinakar.c.munagala@blaize.com
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP,
505 Montgomery Street, Suite 2000
San Francisco, California 94111
Attn: Attention: Brian Patterson
Email: brian.patterson@lw.com
If to Holder:
At the address shown on the signature page hereto
with a copy (which shall not constitute notice) to:
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attn: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
14.   Counterparts.   This Warrant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any counterpart delivered electronically (including without limitation by .pdf transmission) or by facsimile shall be binding to the same extent as an original counterpart with regard to any agreement subject to the terms hereof or any amendment thereto.
15.   Finder’s Fee.   Each party represents that it neither is or will be obligated for any finder’s fee or commission in connection with this transaction. The Holder agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Holder or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Holder from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
16.   Expenses.   If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
17.   Tax Treatment.   For U.S. federal income tax purposes the Company and the Holder intend that this Warrant be treated as stock of the Company.
18.   Entire Agreement; Amendments and Waivers.   This Warrant, the Merger Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Nonetheless, any term of this Warrant

H-5

may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder; or if this Warrant has been assigned in part, by the holders or rights to purchase a majority of the shares originally issuable pursuant to this Warrant.
(Signature Page Follows)

H-6

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date above written.
COMPANY:
BLAIZE, INC.
By:

Name:
Harminder Sehmi

Title:
Chief Financial Officer

Address:
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
ACKNOWLEDGED AND AGREED:
HOLDER
[ ]
By:
Name:
Title:
Address:

Fax:

Annex A-2
AMENDMENT TO AGREEMENT AND PLAN OF MERGER
THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of April 22, 2024, by and among BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), Blaize, Inc., a Delaware corporation (the “Company”) and, solely for purposes of Section 3.1 and Section 3.5, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”). Acquiror, Merger Sub, the Company and, solely with respect to Section 3.1 and Section 3.5, Burkhan are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, the Parties previously entered into the Agreement and Plan of Merger, dated as of December 22, 2023 (the “Merger Agreement”), on the terms and subject to the conditions set forth in this Amendment;
WHEREAS, the Parties desire to amend the Merger Agreement pursuant to Section 11.1 of the Merger Agreement.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:
1.   Amendments to the Merger Agreement.   Effective as of the execution hereof, the Parties agree that:
(a)   Recitals.   A new seventeenth recital is hereby added to the Merger Agreement as follows:
WHEREAS, Acquiror, Sponsor and the Company have entered into a backstop agreement, substantially in the form attached hereto as Exhibit I, pursuant to which, among other things, the Sponsor has agreed to purchase a number of shares of Acquiror Class A Common Stock from Acquiror immediately prior to the Closing, if necessary, to provide that the sum of the Trust Amount and the funds received by Acquiror pursuant to the Backstop Agreement equals or exceeds the Backstop Amount.
(b)   Amendments to Section 1.1.
The definition of “Aggregate Company Shares” in Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety as follows:
“Aggregate Company Shares” means, without duplication, (i) the sum of the number of shares of Company Common Stock that are (a) issued and outstanding immediately prior to the Effective Time (after giving effect to the Company Security Conversion and the Warrant Event, but excluding (w) any shares of Burkhan Company Stock, (x) any shares of Company Common Stock issued upon exercise of warrants to purchase shares of Company Common Stock issued by the Company on or after April 22, 2024, (y) any shares of Company Common Stock issued upon conversion of convertible notes issued by the Company on or after April 22, 2024 (together with the shares of Company Common Stock in clause (x), the “Excluded Company Stock”) and (z) any shares of Company Common Stock to be cancelled pursuant to Section 3.2(d)) and (b) issuable upon the exercise or settlement of Company Awards (in each case, whether or not vested or currently exercisable) that are outstanding immediately prior to the Effective Time minus (ii) a number of shares of Company Common Stock equal to the quotient of (x) the Aggregate Option Exercise Price divided by (y) the Per Company Share Merger Consideration.
The definition of “Available Acquiror Cash” in Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety as follows:

“Available Acquiror Cash” means, without duplication, (i) the Trust Amount, plus (ii) the proceeds of any Private Placement Investment actually received by Acquiror prior to or substantially concurrently with the Closing (provided, that, for the avoidance of doubt, Available Acquiror Cash shall exclude any financing proceeds that are subject to any conditions that have not been duly satisfied, waived or achieved prior to the Closing (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof)), plus (iii) the aggregate gross proceeds of $5,000,000 received by the Company pursuant to that certain Note Purchase Agreement, dated as of July 3, 2023, by and among the Company and the lenders party thereto, plus (iv) any and all proceeds from Company Financings received by the Company after the date hereof and prior to or substantially concurrently with the Closing (including, for the avoidance of doubt, the aggregate gross proceeds received by the Company from the issuance of the Burkhan Convertible Notes and the Burkhan Warrants), plus (v) the amount contributed by or on behalf of Sponsor pursuant to the Backstop Agreement, minus (vi) the amount required to pay all Acquiror Transaction Expenses (including, for the avoidance of doubt, any deferred underwriting commissions and Acquiror Extension Expenses) and all Company Transaction Expenses.
The definition of “Base Merger Consideration” in Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety as follows:
“Base Merger Consideration” means the aggregate number of shares of Acquiror Class A Common Stock equal to (a) the quotient (such quotient, the “Company Base Merger Consideration”) obtained by dividing (i) the sum of (x) the Base Purchase Price, plus (y) $70,000,000, by (ii) $10.00, plus (b) the product of (i) the number of shares of Burkhan Company Stock multiplied by (ii) the Per Company Share Merger Consideration, plus (c) the product of (i) the number of shares of Excluded Company Stock multiplied by (ii) the Per Company Share Merger Consideration.
The definition of “Base Purchase Price” in Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety as follows:
“Base Purchase Price” means an amount equal to $767,000,000.
The definition of “Company Financing” in Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety as follows:
“Company Financing” means a private placement of (i) secured convertible promissory notes of the Company by, or any other form of investment in or financing of (either directly or indirectly), the Company that is consummated with Burkhan and/or its Affiliates and/or nominees after the date hereof and prior to or substantially concurrently with the Closing providing up to an aggregate amount of $25,000,000 to the Company, and (ii) equity, equity-linked or debt securities of the Company by, or any other form of investment or financing of (either directly or indirectly), the Company that is consummated with any Person (other than Burkhan and/or its Affiliates and/or nominees) after the date hereof and prior to or substantially concurrently with the Closing; provided, that, any investment or financing described in this clause (ii) (x) shall not be senior in right of payment or rights upon liquidation or dissolution to the Burkhan Convertible Notes, and (y) shall not have a higher interest rate, or a higher conversion rate for purposes of a conversion of such financing instrument, in each case, than the applicable rate set forth in the Burkhan Convertible Notes; provided, however, that notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that the private placement of equity, equity-linked or debt securities of the Company by, or any other form of investment or financing of (either directly or indirectly), the Company that is consummated with RT-AI I, LLC, Ava Investors SA and their respective Affiliates on or about April 22, 2024 shall constitute a Company Financing for all purposes of this Agreement.
The following definitions are hereby added in Section 1.1 of the Merger Agreement in alphabetical order with respect to the existing definitions contained therein:
“Backstop Agreement” shall mean that certain Backstop Agreement, dated as of April 22, 2024, by and among Acquiror, Sponsor, and the Company.
“Backstop Amount” means $30,000,000.

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“Cash Ratio” means the ratio equal to (x) Available Acquiror Cash, divided by (y) the Minimum Cash Amount.
“Excluded Company Stock” has the meaning specified within the definition of “Aggregate Company Shares.”
“Proportionate Shares Number” means (i) 325,000 Acquiror Class A Common Stock multiplied by (ii) the Cash Ratio.
(c)   Amendment to Section 3.1(a).   Section 3.1(a) is hereby amended and restated in entirety as follows:
(a)
Burkhan and/or its Affiliates and/or nominees, on the one hand, and the Company, on the other hand, have entered into (x) convertible promissory notes pursuant to that certain Note Purchase Agreement, dated as of July 3, 2023, by and among the Company and the lenders party thereto (the “Burkhan Convertible Notes”) and (y) pre-funded warrants in substantially the form attached hereto as Exhibit H to purchase up to a number of shares of Company Common Stock that, following the conversion of Company Common Stock pursuant to Section 3.2, would result in up to 2,000,000 shares of Acquiror, which pre-funded warrants shall have an aggregate exercise price of $20,000 and a purchase price of $20,000 (the “Burkhan Warrants”, together with Burkhan Convertible Notes, the “Burkhan Instruments”, and any shares of Company Common Stock issuable upon the conversion or exercise of the Burkhan Instruments, the “Burkhan Company Stock”). Immediately prior to the Effective Time, (i) any Burkhan Convertible Notes that remain outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the holder thereof, be converted, together with all accrued and unpaid interest thereon, into the right to receive a number of shares of Company Common Stock in accordance with the terms of such Burkhan Convertible Notes, and (ii) the outstanding Burkhan Warrants will automatically be exercised in full for shares of Company Common Stock, in accordance with the terms of such Burkhan Warrants (collectively the “Burkhan Conversion Event”).

(d)   Amendment to Section 3.5(b).   Section 3.5(b) is hereby amended and restated in entirety as follows:
(b)
Following the Closing, within ten (10) Business Days after the occurrence of a Triggering Event, Acquiror shall issue or cause to be issued to Burkhan the following shares of Acquiror Class A Common Stock (the “Burkhan Earnout Shares” and, together with the Company Earnout Shares, the “Earnout Shares”), upon the terms and subject to the conditions set forth in this Agreement and the Ancillary Agreements:

(i)   Upon the occurrence of Triggering Event I, a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number;
(ii)   Upon the occurrence of Triggering Event II, a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number;
(iii)   Upon the occurrence of Triggering Event III, a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number; and
(iv)   Upon the occurrence of Triggering Event IV, a one-time issuance of Burkhan Earnout Shares in an amount equal to the sum of (x) 325,000 plus (y) the Proportionate Shares Number.
(e)   Amendment to Section 3.5(c).   Section 3.5(c) is hereby amended and restated in entirety as follows:

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(c)   For the avoidance of doubt, the Eligible Holders shall be entitled to receive Earnout Shares, as applicable, upon the occurrence of each Triggering Event; provided, however, that each Triggering Event shall only occur once, if at all, and in no event shall (i) the Eligible Company Holders be entitled to receive more than an aggregate of 15,000,000 Company Earnout Shares or (ii) Burkhan be entitled to receive more than an aggregate of 2,600,000 Burkhan Earnout Shares; provided, further, that each Triggering Event may be achieved at the same time or on overlapping days.
(f)   Amendment to Section 7.9.   Section 7.9 is hereby amended and restated in entirety as follows:
Prior to the Closing Date, Acquiror shall approve and adopt an equity incentive plan in form and substance mutually agreed upon between the Company and Acquiror (the “Equity Incentive Plan”) that provides for grants of awards to eligible service providers and an employee stock purchase plan in form and substance mutually agreed upon between the Company and Acquiror (the “ESPP”) pursuant to which eligible participants may purchase shares of Acquiror Common Stock. The initial aggregate share reserves under the Equity Incentive Plan and ESPP will represent twenty percent (20%) of the aggregate number of shares of Acquiror Common Stock issued and outstanding immediately after the Closing. In addition, (a) the Equity Incentive Plan will provide for an annual increase to the initial share reserve thereof on the first day of each calendar year during the term of the Equity Incentive Plan equal to 7% of the aggregate number of shares of Acquiror Common Stock issued and outstanding on the last day of the immediately preceding calendar year, and (b) the ESPP will provide for an annual increase to the initial share reserve thereof on the first day of each calendar year during the term of the ESPP equal to 1% of the aggregate number of shares of Acquiror Common Stock issued and outstanding on the last day of the immediately preceding calendar year.
(g)   Amendment to Section 9.3.   A new Section 9.3(f) is hereby added to Section 9.3 of the Merger Agreement as follows:
(f)   The sum of the Trust Amount plus the amount of immediately available funds received by Acquiror pursuant to purchases of shares of Acquiror Class A Common Stock on the terms provided in the Backstop Agreement shall be no less than the Backstop Amount.
(h)   Amendment to Section 10.1(h).   Section 10.1(h) of the Merger Agreement is hereby amended and restated in entirety as follows: [Reserved].
(i)   Amendment to Section 10.1(i).   Section 10.1(i) of the Merger Agreement is hereby amended and restated in entirety as follows: [Reserved].
(j)   Amendment to Exhibit F.   The form of Lock-Up Agreement attached to the Merger Agreement as Exhibit F is hereby replaced in entirety with the form of Lock-Up Agreement attached as Annex A to this Amendment.
(k)   Exhibit I.   The form of Backstop Agreement attached as Annex B to this Amendment is hereby added as Exhibit I to the Merger Agreement.
2.   No Further Amendment.   The Parties agree that, except as expressly provided herein, all other provisions of the Merger Agreement shall continue unmodified, and the Merger Agreement, as amended by this Amendment, remain in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Merger Agreement.
3.   References.   All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Merger Agreement (as amended hereby) and references in the Merger Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to December 22, 2023.

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4.   Other Miscellaneous Terms.   Sections 11.2 through 11.5, Sections 11.7 through 11.8, Sections 11.10 through 11.16 and Section 11.18 of the Merger Agreement (as amended by this Amendment) shall apply mutatis mutandis to this Amendment, as if set forth in full herein.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
BURTECH ACQUISITION CORP.
By:
/s/ Shahal Khan

Name: Shahal Khan
Title: Chief Executive Officer
BURTECH MERGER SUB INC.
By:
/s/ Shahal Khan

Name: Shahal Khan
Title: President
BLAIZE, INC.
By:
/s/ Dinakar Munagala

Name: Dinakar Munagala
Title: Chief Executive Officer
BURKHAN CAPITAL LLC
(solely for purposes of Section 3.1 and Section 3.5)
By:
/s/ Shahal Khan

Name: Shahal Khan
Title: Chief Executive Officer

Annex A
Exhibit F
Form of Lock-Up Agreement
[See attached]

Exhibit F
FORM OF LOCK-UP AGREEMENT
THIS LOCK-UP AGREEMENT (this “Agreement”), dated as of [•], is made and entered into by and among Blaize Holdings, Inc., a Delaware corporation (formerly known as BurTech Acquisition Corp.) (the “Company”), and the Persons (as defined in the Merger Agreement (as defined below)) set forth on Schedule I hereto (such Persons, together with any other Person who hereafter becomes a party to this Agreement pursuant to Section 2 or Section 7 of this Agreement, the “Securityholders” and each, a “Securityholder”).
WHEREAS, the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Legacy Blaize”), and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into that certain Agreement and Plan of Merger (the “Merger Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement), dated as of December 22, 2023, pursuant to which, among other things, on the date hereof Merger Sub will merge with and into Legacy Blaize, with Legacy Blaize surviving as a wholly owned subsidiary of the Company, on the terms and conditions set forth therein (the “Merger”);
WHEREAS, upon the Closing, each of the Securityholders will own equity interests in the Company; and
WHEREAS, in connection with the Merger, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in the Company.
NOW, THEREFORE, the parties agree as follows:
1.   Subject to the exceptions set forth herein, each Securityholder agrees not to, without the prior written consent of the board of directors of the Company, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, any shares of Acquiror Common Stock held by it immediately after the Effective Time, any shares of Acquiror Common Stock issuable upon the exercise or settlement, as applicable, of Acquiror Options or Acquiror RSUs held by it immediately after the Effective Time (other than shares of Acquiror Common Stock issued or issuable upon the exercise of Acquiror Private Placement Warrants), or any other securities convertible into or exercisable or exchangeable for Acquiror Common Stock held by it immediately after the Effective Time (other than Acquiror Private Placement Warrants) (collectively, the “Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until the date that is 180 days after the Closing Date (the “Lock-Up Period”), subject to the early release provisions set forth in Section 4 below.
2.   The restrictions set forth in Section 1 shall not apply to:
(i)
in the case of an entity, Transfers (A) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned or who shares a common investment advisor with the undersigned or (B) as part of a distribution to members, partners, shareholders or equity holders of the undersigned;

(ii)
in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

F-1

(iii)
in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)
in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(v)
in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi)
in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(vii)
in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(viii)
Transfers relating to Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock acquired in open market transactions after the Closing; provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period;

(ix)
the exercise of stock options or warrants to purchase shares of Acquiror Common Stock or the vesting of stock awards of Acquiror Common Stock and any related transfer of shares of Acquiror Common Stock in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Acquiror Common Stock, it being understood that all shares of Acquiror Common Stock received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;

(x)
Transfers to the Company pursuant to any contractual arrangement in effect at the Effective Time that provides for the repurchase by the Company or forfeiture of Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock in connection with the termination of the Securityholder’s service to the Company;

(xi)
the entry, by a Securityholder, at any time after the Effective Time, of any trading plan providing for the sale of shares of Acquiror Common Stock by a Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any shares of Acquiror Common Stock during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period;

(xii)
Transfers in the event of completion of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s securityholders having the right to exchange their shares of Acquiror Common Stock for cash, securities or other property;

(xiii)
Transfers of any shares of Acquiror Common Stock issuable upon the exchange at Closing of the Company Common Stock that is issuable upon the exercise of the Burkhan Warrants (the “Burkhan Warrant Stock”); provided, however, that the 2,000,000 shares of the Burkhan Warrant Stock issued pursuant to Burkhan Warrant No. CS-1 may not be Transferred by Burkhan (or BurTech LP LLC, if applicable) without the consent of a majority of the members of an independent committee of the board of directors of the Company comprised of two (2) individuals designated by Legacy Blaize and one (1) individual designated by BurTech LP LLC; and

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(xiv)
Transfers to satisfy any U.S. federal, state, or local income tax obligations of a Securityholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Merger Agreement was executed by the parties, and such change prevents the Merger from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the transaction;

provided, however, that (A) in the case of clauses (i) through (vii), such permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such permitted transferee shall expressly refer only to the immediate family of the applicable Securityholder and not to the immediate family of the permitted transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing Persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.
3.   In the event that the Company releases or waives, in full or in part, any party from a lock-up agreement entered into in connection with the Closing, then the same number of Lock-Up Shares held by the undersigned as held by such released party shall be immediately and fully released on the same terms from the applicable prohibition(s) set forth herein. The foregoing provisions of this paragraph will not apply if (i) the release or waiver is granted to a holder of Acquiror Common Stock in connection with a follow-on public offering of Acquiror Common Stock pursuant to a registration statement filed with the SEC, whether or not such offering or sale is wholly or partially a secondary offering of the Acquiror Common Stock, and the undersigned, only to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Acquiror Common Stock or “piggyback” on a registration statement filed by the Company for the offer and sale of its Acquiror Common Stock, has been given an opportunity to participate on a basis consistent with such contractual rights in such follow-on offering, (ii) (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer, (iii) the aggregate number of Lock-Up Shares affected by such releases or waivers (whether in one or multiple releases or waivers) with respect to any particular beneficial or record holder of Lock-Up Shares is less than or equal to 1% of the total number of outstanding shares of Acquiror Common Stock then outstanding (on a fully-diluted basis, calculated as of the date of such release or waiver), or (iv) the Company determines in its sole discretion that a release or waiver should be granted to a record or beneficial holder of Lock-Up Shares due to circumstances of emergency or hardship. In the event that the Company changes, amends, modifies or waives (other than to correct a typographical error) any particular provision of any other lock-up agreement entered into in connection with the Closing, then the undersigned shall be offered the option (but not the requirement) to make a corresponding change, amendment, modification or waiver to this Agreement, which option may be exercised by a written consent executed by the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement, and which changes, amendments, modifications or waivers, if approved in accordance with the terms hereof, will thereafter be binding on all of the undersigned.
4.   This Agreement shall terminate upon the earlier of (i) the expiration of the Lock-Up Period, (ii) the closing of a liquidation, merger, stock exchange, reorganization or other similar transaction after the Closing Date that results in all of the public stockholders of the Company having the right to exchange their shares of Acquiror Common Stock for cash securities or other property, (iii) the first date on which the last reported sale price of the Acquiror Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the date hereof and (iv) the liquidation of the Company.

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5.   In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.
6.   This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing, executed by the Company and the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties hereto effected in a manner which does not comply with this Section 6 shall be null and void, ab initio.
7.   Except as set forth herein, no party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of (i) with respect to any Securityholder, the Company, and (ii) with respect to the Company, the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each Securityholder and each of its respective successors, heirs and assigns and permitted transferees.
8.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Delaware Chancery Court, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.
9.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any joinder to this Agreement by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
10.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
11.   The liability of any Securityholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Securityholder be liable for any other Securityholder’s breach of such other Securityholder’s obligations under this Agreement.
[Signature Pages Follow]

F-4

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.
BLAIZE HOLDINGS, INC.
By:

Name:
Title:

SECURITYHOLDERS:
[•]
By:

Name:
Title:
[Signature Page to Lock-Up Agreement]

SCHEDULE I
SECURITYHOLDERS
[•]1

1
To include (x) Burkhan Capital LLC and its Affiliates, (y) Bavaji, and (z) any other post-Closing shareholders of the Company as determined by the Board of Directors of Legacy Blaize in its sole discretion, in case of (x) and (z), other than any such person who is a party to that certain letter agreement, dated December 10, 2021, by and among the Company, its officers and directors, the Sponsor and certain other stockholders of the Company party thereto.

Annex B
Exhibit I
Form of Backstop Agreement
[See attached]

Exhibit I
BACKSTOP SUBSCRIPTION AGREEMENT
This BACKSTOP SUBSCRIPTION AGREEMENT (this “Backstop Subscription Agreement”) is entered into on April 22, 2024, by and among BurTech Acquisition Corp., a Delaware corporation (“Issuer”), Blaize, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Backstop Investor”). Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Transaction Agreement (as defined below).
WHEREAS, this Backstop Subscription Agreement is being entered into in connection with the Agreement and Plan of Merger, dated as of December 22, 2023 (as may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among Issuer, the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Issuer (“Merger Sub”), and, solely for purposes of Section 3.1 and Section 3.5 thereto, Burkhan Capital LLC, a Delaware limited liability company, pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Issuer (collectively, the “Transaction”);
WHEREAS, in connection with the Transaction, and subject to the limitations set forth in Section 1 hereof, Issuer is seeking the commitment from the Backstop Investor to purchase, substantially concurrently with the closing of the Transaction, shares of Issuer’s Class A common stock, par value $0.0001 per share (the “Backstop Shares”), in a private placement for a purchase price of $10.00 per share (the “Per Share Subscription Price”) to backstop certain redemptions by Company shareholders; and
WHEREAS, the aggregate purchase price to be paid by the Backstop Investor for the subscribed Backstop Shares pursuant to Section 1 hereof is referred to herein as the “Subscription Amount”.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Backstop Investor and Issuer acknowledges and agrees as follows:
1.   Subscription.   Subject to the terms and conditions set forth in this Backstop Subscription Agreement, in the event that the Trust Amount is less than $30,000,000, the Backstop Investor hereby irrevocably subscribes for and agrees to purchase from the Issuer, at the Per Share Subscription Price, the number of Backstop Shares equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, with such number of Backstop Shares to be rounded up to the nearest whole number, and the Issuer agrees to sell such Backstop Shares to the Backstop Investor at the Per Share Subscription Price.
2.   Closing.   The closing of the sale of the Backstop Shares contemplated hereby (the “Closing”) shall occur on the closing date (the “Closing Date”) and is expected to occur substantially concurrent with the consummation of the Transaction. Subject to the satisfaction or waiver of the conditions set forth in this Section 2 and in Section 3 below, upon delivery of written notice from (or on behalf of) Issuer to the Backstop Investor (the “Closing Notice”), that Issuer reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on an expected Closing Date that is not less than ten (10) business days from the date on which the Closing Notice is delivered to the Backstop Investor, the Backstop Investor shall deliver to Issuer, on the expected Closing Date specified in the Closing Notice, the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by Issuer in the Closing Notice. On the Closing Date and prior to the release of the Subscription Amount by the Backstop Investor, Issuer shall issue the Backstop Shares against payment of the Subscription Amount to the Backstop Investor and cause the Backstop Shares to be registered in book entry form in the name of the Backstop Investor on Issuer’s share register (which book entry records shall contain an appropriate notation concerning transfer restrictions of the Backstop Shares, in accordance with applicable securities laws of the states of the United States and other applicable jurisdictions), and will provide to the Backstop Investor evidence of such issuance from Issuer’s transfer agent. For purposes of this Backstop Subscription Agreement, “business day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in

New York, New York are authorized or required by law to close. Prior to or at the Closing, Backstop Investor shall deliver to Issuer a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8. In the event the consummation of the Transaction does not occur within two (2) business days after the Closing Date under this Backstop Subscription Agreement, Issuer shall promptly (but not later than two (2) business days thereafter) return the Subscription Amount to the Backstop Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Backstop Investor, and any book entries for the Backstop Shares shall be deemed repurchased and cancelled; provided that, unless this Backstop Subscription Agreement has been terminated pursuant to Section 8 hereof, such return of funds shall not terminate this Backstop Subscription Agreement or relieve the Backstop Investor of its obligation to purchase the Backstop Shares at the Closing.
3.   Closing Conditions.   The obligation of the parties hereto to consummate the purchase and sale of the Backstop Shares pursuant to this Backstop Subscription Agreement is subject to the following conditions: (a) there shall not be in force any injunction or order enjoining or prohibiting the issuance and sale of the Backstop Shares under this Backstop Subscription Agreement; (b) all conditions precedent to the closing of the Transaction under the Transaction Agreement shall have been satisfied or waived (as determined by the parties to the Transaction Agreement and other than those conditions under the Transaction Agreement which, by their nature, are to be fulfilled at or substantially contemporaneously with the closing of the Transaction); (c)(i) solely with respect to the Backstop Investor’s obligation to close, the representations and warranties made by Issuer, and (ii) solely with respect to Issuer’s obligation to close, the representations and warranties made by the Backstop Investor, in each case, in this Backstop Subscription Agreement shall be true and correct in all material respects as of the Closing Date other than (x) those representations and warranties which are qualified by materiality, Material Adverse Effect or similar qualification, which shall be true and correct in all respects as of the Closing Date, and (y) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality, Material Adverse Effect or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transactions; and (d)(i) solely with respect to the Backstop Investor’s obligation to purchase the Backstop Shares pursuant to this Backstop Subscription Agreement, Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Backstop Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, and (ii) solely with respect to the Issuer’s obligation to close, the Backstop Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Backstop Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.
4.   Further Assurances.   At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Backstop Subscription Agreement.
5.   Issuer Representations and Warranties.   Issuer represents and warrants to the Backstop Investor that:
(a)   Issuer is duly incorporated, validly existing and in good standing under the laws of Delaware. Issuer has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Backstop Subscription Agreement.
(b)   As of the Closing Date, the Backstop Shares will be duly authorized and, when issued and delivered to the Backstop Investor against full payment therefor in accordance with the terms of this Backstop Subscription Agreement, the Backstop Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Issuer’s certificate of incorporation (as in effect at such time of issuance) or under the Delaware General Corporation Law.
(c)   This Backstop Subscription Agreement has been duly authorized, executed and delivered by Issuer and, assuming that this Backstop Subscription Agreement constitutes the valid and binding agreement of the Backstop Investor, this Backstop Subscription Agreement is enforceable against Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.
(d)   The issuance and sale by Issuer of the Backstop Shares pursuant to this Backstop Subscription Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Issuer or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Issuer or any of its subsidiaries is a party or by which Issuer or any of its subsidiaries is bound or to which any of the property or assets of Issuer is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Issuer and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or materially affect the validity of the Backstop Shares or the legal authority of Issuer to comply in all material respects with its obligations under this Backstop Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of Issuer; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Issuer or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Backstop Shares or the legal authority of Issuer to comply in all material respects with its obligations under this Backstop Subscription Agreement.
(e)   As of their respective filing dates, all reports required to be filed by Issuer with the U.S. Securities and Exchange Commission (the “SEC”) since December 10, 2021 (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder. As of the date hereof, there are no material outstanding or unresolved comments in comment letters received by Issuer from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports.
(f)   Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Backstop Shares pursuant to this Backstop Subscription Agreement, other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with Section 13 of this Backstop Subscription Agreement; (iv) those required by The Nasdaq Stock Market LLC, including with respect to obtaining approval of Issuer’s stockholders, and (v) the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   As of the date hereof, Issuer has not received any written communication from a governmental authority that alleges that Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(h)   Assuming the accuracy of the Backstop Investor’s representations and warranties set forth in Section 6 of this Backstop Subscription Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Backstop Shares by Issuer to the Backstop Investor.
(i)   Neither Issuer nor any person acting on its behalf has offered or sold the Backstop Shares by any form of general solicitation or general advertising in violation of the Securities Act.
(j)   As of the date hereof, the issued and outstanding shares of Issuer’s Class A common stock are registered pursuant to Section 12(b) of the Exchange Act.

(k)   Issuer is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Backstop Shares.
6.   Backstop Investor Representations and Warranties.   The Backstop Investor represents and warrants to Issuer that:
(a)   The Backstop Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is an “institutional account” (as defined in FINRA Rule 4512(c)), (iii) is not an underwriter (as defined in Section 2(a)(11) of the Securities Act) and is aware that the sale is being made in reliance on a private placement exemption from registration under the Securities Act and is acquiring the Backstop Shares only for its own account and not for the account of others, or if the Backstop Investor is subscribing for the Backstop Shares as a fiduciary or agent for one or more investor accounts, the Backstop Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iv) is not acquiring the Backstop Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Backstop Investor is not an entity formed for the specific purpose of acquiring the Backstop Shares. The Backstop Investor has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Accordingly, the Backstop Investor understands that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).
(b)   The Backstop Investor is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including its participation in the Transaction and has exercised independent judgment in evaluating its purchase of the Backstop Shares. Accordingly, the Backstop Investor understands that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b). The Backstop Investor has determined based on its own independent review and such professional advice as it deems appropriate that the Backstop Investor’s purchase of the Backstop Shares and participation in the Transaction (A) are fully consistent with its financial needs, objectives and condition, (B) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (C) have been duly authorized and approved by all necessary action, (D) do not and will not violate or constitute a default under the Backstop Investor’s charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (E) are a fit, proper and suitable investment for the Backstop Investor, notwithstanding the substantial risks inherent in investing in or holding the Backstop Shares. The Backstop Investor is able to bear the substantial risks associated with its purchase of the Backstop Shares, including but not limited to loss of its entire investment therein.
(c)   The Backstop Investor acknowledges and agrees that the Backstop Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Backstop Shares have not been registered under the Securities Act and that Issuer is not required to register the Backstop Shares except as set forth in Section 7 of this Backstop Subscription Agreement. The Backstop Investor acknowledges and agrees that the Backstop Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Backstop Investor absent an effective registration statement under the Securities Act except (i) to Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates or book entry records representing the Backstop Shares shall contain a restrictive legend to such effect. The Backstop Investor acknowledges and agrees that the Backstop Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Backstop Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Backstop Shares and may be required to bear the financial risk of an investment in the Backstop Shares for an indefinite period of time. The Backstop Investor acknowledges and agrees that the Backstop Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the date that the Company files a Current Report on Form 8-K following the Closing Date that includes the “Form 10” information required under applicable SEC rules and regulations. The Backstop Investor shall not engage in hedging transactions with regard to the Backstop Shares unless in compliance with the Securities Act. The Backstop Investor acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Backstop Shares.
(d)   The Backstop Investor acknowledges and agrees that the Backstop Investor is purchasing the Backstop Shares from Issuer. The Backstop Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Backstop Investor by or on behalf of Issuer, the Company, any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Issuer expressly set forth in Section 5 of this Backstop Subscription Agreement.
(e)   The Backstop Investor acknowledges and agrees that the Backstop Investor has received, reviewed and understood the offering materials made available to it in connection with the Transaction, and has received and has had an adequate opportunity to review, such financial and other information as the Backstop Investor deems necessary in order to make an investment decision with respect to the Backstop Shares, including, with respect to Issuer, the Transaction and the business of the Company and its subsidiaries. The Backstop Investor acknowledges that certain information received was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections. The Backstop Investor acknowledges that it has reviewed Issuer’s filings with the SEC. The Backstop Investor acknowledges and agrees that, each of the Backstop Investor and the Backstop Investor’s professional advisor(s), if any: (i) has conducted its own investigation of the Issuer, the Company and the Backstop Shares; (ii) has had access to, and an adequate opportunity to review, financial and other information as it deems necessary to make a decision to purchase the Backstop Shares; (iii) has been offered the opportunity to ask questions of the Issuer and the Company and received answers thereto, including on the financial information, as it deemed necessary in connection with its decision to purchase the Backstop Shares; and (iv) has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Backstop Shares. The Backstop Investor further acknowledges that the information provided to it is preliminary and subject to change, and that any changes to such information, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Backstop Investor’s obligation to purchase the Backstop Shares hereunder.
(f)   The Backstop Investor became aware of this offering of the Backstop Shares solely by means of direct contact between the Backstop Investor and Issuer, the Company or a representative of Issuer or the Company, and the Backstop Shares were offered to the Backstop Investor solely by direct contact between the Backstop Investor and Issuer, the Company or a representative of Issuer or the Company. The Backstop Investor did not become aware of this offering of the Backstop Shares, nor were the Backstop Shares offered to the Backstop Investor, by any other means. The Backstop Investor acknowledges that the Backstop Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Backstop Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Issuer, the Company, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer contained in Section 5 of this Backstop Subscription Agreement, in making its investment or decision to invest in the Issuer. The Backstop Investor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice that it deems appropriate) with respect to the Transaction, the Backstop Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Based on such information as the Backstop Investor has deemed appropriate, the Backstop Investor has independently made its own analysis and decision to enter into the Transaction.
(g)   The Backstop Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Backstop Shares, including those set forth in Issuer’s filings with the SEC. The Backstop Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Backstop Shares, and the Backstop Investor has sought such accounting, legal and tax advice as the Backstop Investor has considered necessary to make an informed investment decision. The Backstop Investor is able to fend for itself in the transactions contemplated herein, has exercised its independent judgment in evaluating its investment in the Backstop Shares, is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and the Backstop Investor has sought such accounting, legal and tax advice as the Backstop Investor has considered necessary to make an informed investment decision. The Backstop Investor acknowledges that Backstop Investor shall be responsible for any of the Backstop Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Backstop Subscription Agreement, and that neither Issuer nor the Company has provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by the Backstop Subscription Agreement.
(h)   Alone, or together with any professional advisor(s), the Backstop Investor has been furnished with all materials that it considers relevant to an investment in the Backstop Shares, has had a full opportunity to ask questions of and receive answers from Issuer or any person or persons acting on behalf of Issuer concerning the terms and conditions of an investment in the Backstop Shares, has adequately analyzed and fully considered the risks of an investment in the Backstop Shares and determined that the Backstop Shares are a suitable investment for the Backstop Investor and that the Backstop Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Backstop Investor’s investment in Issuer. The Backstop Investor acknowledges specifically that a possibility of total loss exists.
(i)   In making its decision to purchase the Backstop Shares, the Backstop Investor has relied solely upon independent investigation made by the Backstop Investor and the representations and warranties of Issuer in Section 5.
(j)   The Backstop Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Backstop Shares or made any findings or determination as to the fairness of this investment.
(k)   The Backstop Investor has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Backstop Subscription Agreement.
(l)   The execution, delivery and performance by the Backstop Investor of this Backstop Subscription Agreement are within the powers of the Backstop Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Backstop Investor is a party or by which the Backstop Investor is bound, and will not violate any provisions of the Backstop Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature of the Backstop Investor on this Backstop Subscription Agreement is genuine, and the signatory has legal competence and capacity to execute the same or the signatory has been duly authorized to execute the same, and, assuming that this Backstop Subscription Agreement constitutes the valid and binding agreement of Issuer, this Backstop Subscription Agreement constitutes a legal, valid and binding obligation of the Backstop Investor, enforceable against the Backstop Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(m)   Neither the Backstop Investor nor any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function, is: (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, including the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The Backstop Investor represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Backstop Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Backstop Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, including the United Kingdom, to the extent applicable to it. The Backstop Investor further represents that the funds held by the Backstop Investor and used to purchase the Backstop Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.
(n)   If the Backstop Investor is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with ERISA Plans, “Plans”), the Backstop Investor represents and warrants that (A) neither Issuer nor any of its affiliates has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Backstop Shares, and none of the parties to the Transaction is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with the Backstop Investor’s investment in the Backstop Shares; and (B) its purchase of the Backstop Shares will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or any applicable Similar Law.

(o)   The Backstop Investor has or has commitments to have and, when required to deliver payment to Issuer pursuant to Section 2 above, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Backstop Shares pursuant to this Subscription Agreement.
7.   Registration Rights.
(a)   Issuer agrees that, within thirty (30) business days following the Closing Date (such deadline, the “Filing Deadline”), Issuer will submit to or file with the SEC a registration statement for a shelf registration on Form S-1 or Form S-3 (if Issuer is then eligible to use a Form S-3 shelf registration) (the “Registration Statement”), in each case, covering the resale of the Backstop Shares acquired by the Backstop Investor pursuant to this Backstop Subscription Agreement which are eligible for registration (determined as of two business days prior to such submission or filing) (the “Registrable Backstop Shares”) and Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 120th calendar day following the filing date thereof if the SEC notifies Issuer that it will “review” the Registration Statement (including a limited review) and (ii) the 10th business day after the date Issuer is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”); provided, however, that Issuer’s obligations to include the Registrable Backstop Shares in the Registration Statement are contingent upon Backstop Investor furnishing in writing to Issuer such information regarding Backstop Investor or its permitted assigns, the securities of Issuer held by Backstop Investor and the intended method of disposition of the Registrable Backstop Shares (which shall be limited to non-underwritten public offerings) as shall be reasonably requested by Issuer to effect the registration of the Registrable Backstop Shares at least five (5) business days in advance of the expected filing date of the Registration Statement, and Backstop Investor shall execute such documents in connection with such registration as Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement, if applicable, during any customary blackout or similar period or as permitted hereunder; provided that Backstop Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Backstop Shares. Notwithstanding the foregoing, if the SEC prevents Issuer from including any or all of the shares proposed to be registered under a Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Backstop Shares pursuant to this Section 7 by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Backstop Shares which is equal to the maximum number of Backstop Shares as is permitted to be registered by the SEC. In such event, the number of Backstop Shares to be registered for each selling stockholder named in such Registration Statement shall be reduced pro rata among all such selling stockholders. In the event Issuer amends the Registration Statement in accordance with the foregoing, Issuer will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements to register the resale of those Registrable Backstop Shares that were not registered on the initial Registration Statement, as so amended. For as long as the Backstop Investor holds Backstop Shares, Issuer will use commercially reasonable efforts to file all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Backstop Shares pursuant to Rule 144 of the Securities Act (in each case, when Rule 144 of the Securities Act becomes available to the Backstop Investor). Any failure by Issuer to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Deadline shall not otherwise relieve Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 7.
(b)   At its expense Issuer shall:
(i)   except for such times as Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Issuer determines to obtain, continuously effective with respect to Backstop Investor, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (A) Backstop Investor ceases to hold any Registrable Backstop Shares, (B) the date all Registrable Backstop Shares held by Backstop Investor may be sold without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (C) two (2) years from the date of effectiveness of the Registration Statement (the period of time during which Issuer is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”);
(ii)   during the Registration Period, advise Backstop Investor, as expeditiously as practicable:
(1)   when a Registration Statement or any amendment thereto has been filed with the SEC;
(2)   after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;
(3)   of the receipt by Issuer of any notification with respect to the suspension of the qualification of the Registrable Backstop Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
(4)   subject to the provisions in this Backstop Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.
Notwithstanding anything to the contrary set forth herein, Issuer shall not, when so advising Backstop Investor of such events, provide Backstop Investor with any material, nonpublic information regarding Issuer other than to the extent that providing notice to Backstop Investor of the occurrence of the events listed in (1) through (4) above constitutes material, nonpublic information regarding Issuer;
(iii)   during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;
(iv)   during the Registration Period, upon the occurrence of any event contemplated in Section 7(b)(ii)(4) above, except for such times as Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Backstop Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(v)   during the Registration Period, use its commercially reasonable efforts to cause all Registrable Backstop Shares to be listed on each securities exchange or market, if any, on which the shares of common stock issued by Issuer have been listed;
(vi)   during the Registration Period, use its commercially reasonable efforts to allow the Backstop Investor to review disclosure regarding the Backstop Investor in the Registration Statement; and

(vii)   during the Registration Period, otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Backstop Investor, consistent with the terms of this Backstop Subscription Agreement, in connection with the registration of the Registrable Backstop Shares.
(c)   Notwithstanding anything to the contrary in this Backstop Subscription Agreement, Issuer shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Issuer’s board of directors reasonably believes would require additional disclosure by Issuer in the Registration Statement of material information that Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Issuer’s board of directors to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) in the good faith judgment of the majority of the members of Issuer’s board of directors, such filing or effectiveness or use of such Registration Statement, would be seriously detrimental to Issuer and the majority of the members of Issuer’s board of directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that Issuer may not delay or suspend the Registration Statement on more than three occasions or for more than ninety (90) consecutive calendar days, or more than one hundred and twenty (120) total calendar days in each case during any twelve-month period. Upon receipt of any written notice from Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the prospectus) not misleading, Backstop Investor agrees that (i) it will immediately discontinue offers and sales of the Registrable Backstop Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Backstop Investor receives copies of a supplemental or amended prospectus (which Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Issuer unless otherwise required by law or subpoena. If so directed by Issuer, Backstop Investor will deliver to Issuer or, in Backstop Investor’s sole discretion destroy, all copies of the prospectus covering the Registrable Backstop Shares in Backstop Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Backstop Shares shall not apply (A) to the extent Backstop Investor is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.
(d)   Indemnification.
(i)   Issuer agrees to indemnify, to the extent permitted by law, Backstop Investor (to the extent a seller under the Registration Statement), its directors and officers and each person who controls Backstop Investor (within the meaning of the Securities Act or the Exchange Act), to the extent permitted by law, against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including reasonable and documented outside attorneys’ fees of one law firm (and one firm of local counsel)) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a

Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Issuer by or on behalf of Backstop Investor expressly for use therein.
(ii)   In connection with any Registration Statement in which Backstop Investor is participating, Backstop Investor shall furnish (or cause to be furnished) to Issuer in writing such information and affidavits as Issuer reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Issuer, its directors and officers and each person or entity who controls Issuer (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in, in the case of an omission) in any information or affidavit so furnished in writing by on behalf of Backstop Investor expressly for use therein.
(iii)   Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(iv)   The indemnification provided for under this Backstop Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.
(v)   If the indemnification provided under this Section 7(d) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Backstop Investor shall be limited to the net proceeds received by Backstop Investor from the sale of Registrable Backstop Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(d)(i), (ii) and (iii) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(d)(v) from any person or entity who was not guilty of such fraudulent misrepresentation.
8.   Termination.   This Backstop Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Backstop Subscription Agreement, (c) if the conditions to Closing set forth in Section 3 of this Backstop Subscription Agreement are not satisfied, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by this Backstop Subscription Agreement will not be or are not consummated at the Closing and (iv) the Agreement End Date (as defined in the Transaction Agreement and as it may be extended as described therein) if the Closing has not occurred by such date; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Issuer shall notify the Backstop Investor of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Backstop Subscription Agreement in accordance with this Section 8, any monies paid by the Backstop Investor to Issuer in connection herewith shall be promptly (and in any event within one business day after such termination) returned to the Backstop Investor.
9.   Backstop Investor Covenant.   Backstop Investor hereby agrees that, from the date of this Backstop Subscription Agreement, none of Backstop Investor, its controlled affiliates, or any person or entity acting on behalf of Backstop Investor or any of its controlled affiliates or pursuant to any understanding with Backstop Investor or any of its controlled affiliates will engage in any Short Sales with respect to securities of Issuer prior to the Closing Date. For purposes of this Section 9, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Backstop Investor that have no knowledge of this Backstop Subscription Agreement or of Backstop Investor’s participation in the Transaction (including Backstop Investor’s controlled affiliates and/or affiliates) from entering into any Short Sales and (ii) if Backstop Investor is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Backstop Investor’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of Backstop Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Backstop Shares covered by this Backstop Subscription Agreement.
10.   Trust Account Waiver.   The Backstop Investor acknowledges that Issuer is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving Issuer and one or more businesses or assets. The Backstop Investor further acknowledges that, as described in Issuer’s prospectus relating to its initial public offering dated December 10, 2021 (the “IPO Prospectus”) available at www.sec.gov, substantially all of Issuer’s assets consist of the cash proceeds of Issuer’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Issuer, its public shareholders and the underwriter of Issuer’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Issuer to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the IPO Prospectus. For and in consideration of Issuer entering into this Backstop Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Backstop Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and irrevocably agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Backstop Subscription Agreement. Backstop Investor agrees and acknowledges that such irrevocable waiver is material to this Backstop Subscription Agreement and specifically relied upon by Issuer and its affiliates to induce Issuer to enter in this Backstop Subscription Agreement, and each such party further intends and understands such waiver to be valid, binding and enforceable against the Backstop Investor and its affiliates under applicable law. To the extent Backstop Investor commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Issuer or its affiliates, which proceeding seeks, in whole or in part, monetary relief against Issuer or its affiliates, the Backstop Investor hereby acknowledges and agrees that the Backstop Investor’s sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit the Backstop Investor (or any person claiming on any of their behalves or in lieu of any of the Backstop Investor) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein and in the event of any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Issuer or its affiliates, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) in violation of this Backstop Subscription Agreement, Issuer shall be entitled to recover from the Backstop Investor and its affiliates, the associated legal fees and costs in connection with any such action, in the event Issuer or its affiliates, as applicable, prevails in such action or proceeding. Notwithstanding any else in this Section 10, nothing herein shall be deemed to limit the Backstop Investor’s right, title, interest or claim to the Trust Account by virtue of the Backstop Investor’s record or beneficial ownership of any equity interests in Issuer acquired by any means other than pursuant to this Backstop Subscription Agreement.
11.   Miscellaneous.
(a)   Neither this Backstop Subscription Agreement nor any rights that may accrue to the Backstop Investor hereunder (other than the Backstop Shares acquired hereunder, if any) may be transferred or assigned; provided that the Backstop Investor may assign its rights and obligations under this Backstop Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Backstop Investor or an affiliate thereof); provided, further, that no such assignment shall relieve the Backstop Investor of its obligations hereunder.
(b)   Issuer may request from the Backstop Investor such additional information as Issuer may deem necessary to evaluate the eligibility of the Backstop Investor to acquire the Backstop Shares and in connection with the inclusion of the Backstop Shares in the Registration Statement, and the Backstop Investor shall provide such information as may reasonably be requested. The Backstop Investor acknowledges that Issuer may file a copy of this Backstop Subscription Agreement with the SEC as an exhibit to a current or periodic report or a registration statement of Issuer.
(c)   The Backstop Investor acknowledges that Issuer and the Company will rely on the acknowledgments, understandings, agreements, representations and warranties of the Backstop Investor contained in this Backstop Subscription Agreement. Prior to the Closing, the Backstop Investor agrees to promptly notify Issuer if any of the acknowledgments, understandings, agreements, representations and warranties of the Backstop Investor set forth herein are no longer accurate. The Backstop Investor acknowledges and agrees that each purchase by the Backstop Investor of Backstop Shares from Issuer will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notification) by the Backstop Investor as of the time of such purchase.
(d)   Issuer, the Company, and the Backstop Investor are each entitled to rely upon this Backstop Subscription Agreement and each is irrevocably authorized to produce this Backstop Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(e)   All of the representations and warranties contained in this Backstop Subscription Agreement shall survive the Closing. All of the covenants and agreements made by each party hereto in this Backstop Subscription Agreement shall survive the Closing until the applicable statute of limitations or in accordance with their respective terms, if a shorter period.
(f)   This Backstop Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8 above) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties and third-party beneficiaries hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.
(g)   This Backstop Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 11(c) with respect to the persons referenced therein, this Backstop Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.
(h)   Except as otherwise provided herein, this Backstop Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
(i)   If any provision of this Backstop Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Backstop Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(j)   This Backstop Subscription Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
(k)   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Backstop Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Backstop Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Backstop Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company shall be entitled to specifically enforce the Backstop Investor’s obligations to fund the Subscription Amount and the provisions of the Backstop Subscription Agreement of which the Company is an express third-party beneficiary, in each case, on the terms and subject to the conditions set forth herein.

(l)   THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK (OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS BACKSTOP SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS BACKSTOP SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS BACKSTOP SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 11(l) OF THIS BACKSTOP SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. THIS BACKSTOP SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRED THE APPLICATION OF THE LAW OF ANY OTHER STATE.
(m)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS BACKSTOP SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS BACKSTOP SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS BACKSTOP SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS BACKSTOP SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11(m).
12.   Non-Reliance and Exculpation.   The Backstop Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, other than the statements, representations and warranties of Issuer expressly contained in Section 5 of this Backstop Subscription Agreement, in making its investment or decision to invest in Issuer. For purposes of this Backstop Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of the Issuer, the Company, any of the Issuer’s, the Company’s controlled affiliates or any family member of the foregoing.

13.   Press Releases.   All press releases or other public communications relating to the transactions contemplated hereby between Issuer, the Company and the Backstop Investor, and the method of the release for publication thereof, shall prior to the Closing be subject to the prior approval of (i) Issuer, (ii) the Company and (iii) to the extent such press release or public communication references the Backstop Investor or its affiliates or investment advisers by name, the Backstop Investor, which approval shall not be unreasonably withheld or conditioned; provided, that neither Issuer, the Company nor the Backstop Investor shall be required to obtain consent pursuant to this Section 13 to the extent any proposed release or statement is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 13. The restriction in this Section 13 shall not apply to the extent the public announcement is required by applicable securities law, any governmental authority or stock exchange rule; provided, that in such an event, the applicable party shall use its commercially reasonable efforts to consult with the other party in advance as to its form, content and timing.
14.   Notices.   All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in each case in this clause (iv), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:
If to the Backstop Investor, to the address provided on the Backstop Investor’s signature page hereto.
If to Issuer, to:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
With a copy (which shall not constitute notice) to:
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
If to the Company to:
Blaize, Inc.
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
Attention: Harminder Sehmi
Email: harminder.sehmi@blaize.com
With a copy (which shall not constitute notice) to:
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan J. Maierson; Ryan J. Lynch
Email: ryan.maierson@lw.com; ryan.lynch@lw.com
or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Backstop Investor has executed or caused this Backstop Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.
Name of Backstop Investor:	State/Country of Formation or Domicile:
BurTech LP LLC	Delaware
By: Name: Shahal Khan Title: Chief Executive Officer	Date: April 22, 2024
Backstop Investor’s EIN: [•]
Business Address:
BurTech LP LLC
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
Telephone No.: [•]
You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by Issuer in the Closing Notice.
[Signature Page to Backstop Subscription Agreement]

IN WITNESS WHEREOF, Issuer has accepted this Backstop Subscription Agreement as of the date set forth below.
BURTECH ACQUISITION CORP.
By:

Name: Shahal Khan
Title: Chief Executive Officer
Date: April 22, 2024
[Signature Page to Backstop Subscription Agreement]

IN WITNESS WHEREOF, the Company has accepted this Backstop Subscription Agreement as of the date set forth below.
BLAIZE, INC.
By:

Name: Dinakar Munagala
Title: Chief Executive Officer
Date: April 22, 2024
[Signature Page to Backstop Subscription Agreement]

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE BACKSTOP INVESTOR
A.
QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐
We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.
INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

1.
☐   We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.
☐   We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Backstop Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Backstop Investor and under which the Backstop Investor accordingly qualifies as an “accredited investor.”
☐
Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐
Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐
Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by the Backstop Investor
and constitutes a part of this Backstop Subscription Agreement.
[Signature Page to Backstop Subscription Agreement]

Annex A-3
AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER
THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of October 24, 2024, by and among BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), Blaize, Inc., a Delaware corporation (the “Company”) and, solely for purposes of Section 3.1 and Section 3.5, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”). Acquiror, Merger Sub, the Company and, solely with respect to Section 3.1 and Section 3.5, Burkhan are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, the Parties previously entered into the Agreement and Plan of Merger, dated as of December 22, 2023 (the “Original Merger Agreement”), on the terms and subject to the conditions set forth in this Amendment;
WHEREAS, the Parties previously entered into that certain Amendment to Agreement and Plan of Merger, dated as of April 22, 2024 (the “First Amendment”), which amended the Original Merger Agreement as set forth therein (as so amended, and as may be further amended, modified or supplemented from time to time, the “Merger Agreement”), on the terms and subject to the conditions set forth in this Amendment;
WHEREAS, the Parties desire to amend the Merger Agreement pursuant to Section 11.1 of the Merger Agreement.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:
1.   Amendments to the Merger Agreement.   Effective as of the execution hereof, the Parties agree that:
(a)   Amendment to Section 8.2(e).   Section 8.2(e) is hereby amended and restated in entirety as follows:
(e)
Acquiror Board.   Acquiror and the Company shall take all necessary action to cause the board of directors of Acquiror as of immediately following the Closing (the “New Acquiror Board”) to consist of nine (9) directors. The initial composition of the New Acquiror Board shall be comprised of (a) four (4) individuals to be designated by the Company and (b) five (5) individuals will be independent directors, designated by the Company (the “Independent Directors”), and Lane M. Bess shall be designated as the Chairman of the New Acquiror Board immediately after the Closing and remain in that role until the New Acquiror Board designates a new chairperson. The Company agrees to consult, in good faith, with Acquiror regarding the determination of the Independent Directors. The Parties shall use reasonable best efforts to ensure that the Persons designated for election to the New Acquiror Board pursuant to this Section 8.2(e) are nominated and elected as directors of Acquiror effective as of the Closing, and the identities of such individuals shall be made publicly available prior to the date on which the Proxy Statement / Registration Statement is filed with the SEC in definitive form.

2.   No Further Amendment.   The Parties agree that, except as expressly provided herein, all other provisions of the Merger Agreement shall continue unmodified, and the Merger Agreement, as amended by this Amendment, remain in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Merger Agreement.
3.   References.   All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Original Merger Agreement shall refer to the Original Merger

Agreement as amended by the First Amendment and by this Amendment. Notwithstanding the foregoing, references to the date of the Merger Agreement (as amended hereby) and references in the Merger Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to December 22, 2023.
4.   Other Miscellaneous Terms.   Sections 11.2 through 11.5, Sections 11.7 through 11.8, Sections 11.10 through 11.16 and Section 11.18 of the Merger Agreement (as amended by this Amendment) shall apply mutatis mutandis to this Amendment, as if set forth in full herein.
[Signature pages follow]

A-3-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
BURTECH ACQUISITION CORP.
By: /s/ Shahal Khan
Name: Shahal Khan
Title: Chief Executive Officer
BURTECH MERGER SUB INC.
By: /s/ Shahal Khan
Name: Shahal Khan
Title: President
BLAIZE, INC.
By: /s/ Dinakar Munagala
Name: Dinakar Munagala
Title: Chief Executive Officer
BURKHAN CAPITAL LLC
(solely for purposes of Section 3.1 and Section 3.5)
By: /s/ Shahal Khan
Name: Shahal Khan
Title: Chief Executive Officer
[Signature Page to Amendment No. 2 to Agreement and Plan of Merger]
A-3-3

Annex A-4
AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER
THIS AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of November 21, 2024, by and among BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), Blaize, Inc., a Delaware corporation (the “Company”) and, solely for purposes of Section 3.1 and Section 3.5, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”). Acquiror, Merger Sub, the Company and, solely with respect to Section 3.1 and Section 3.5, Burkhan, are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, the Parties previously entered into the Agreement and Plan of Merger, dated as of December 22, 2023 (the “Original Merger Agreement”), on the terms and subject to the conditions set forth in this Amendment;
WHEREAS, the Parties previously entered into that certain Amendment to Agreement and Plan of Merger, dated as of April 22, 2024 (the “First Amendment”), and that certain Amendment No. 2 to Agreement and Plan Merger, dated as of October 24, 2024 (the “Second Amendment”), each of which amended the Original Merger Agreement as set forth therein (as so amended, and as may be further amended, modified or supplemented from time to time, the “Merger Agreement”), on the terms and subject to the conditions set forth in this Amendment;
WHEREAS, the Parties desire to amend the Merger Agreement pursuant to Section 11.1 of the Merger Agreement.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
1.   Amendments to the Merger Agreement.   Effective as of the execution hereof, the Parties agree that:
(a)   Recitals.   The sixteenth recital of the Merger Agreement is hereby deleted in its entirety.
(b)   Amendment to Section 8.2(e).   Section 8.2(e) of the Merger Agreement is hereby amended and restated in its entirety as follows:
(e)   Acquiror and the Company shall take all necessary action to cause the board of directors of Acquiror as of immediately following the Closing (the “New Acquiror Board”) to consist of seven (7) directors. The initial composition of the New Acquiror Board shall be comprised of (a) two (2) individuals to be designated by the Company and (b) five (5) individuals will be independent directors, designated by the Company (the “Independent Directors”), and Lane M. Bess shall be designated as the Chairman of the New Acquiror Board immediately after the Closing and remain in that role until the New Acquiror Board designates a new chairperson. The Company agrees to consult, in good faith, with Acquiror regarding the determination of the Independent Directors. The Parties shall use reasonable best efforts to ensure that the Persons designated for election to the New Acquiror Board pursuant to this Section 8.2(e) are nominated and elected as directors of Acquiror effective as of the Closing, and the identities of such individuals shall be made publicly available as required by applicable law.
(c)   Amendment to Exhibit A.   The form of Amended and Restated Certificate of Incorporation of Acquiror attached to the Merger Agreement as Exhibit A is replaced in its entirety with the form of Amended and Restated Certificate of Incorporation of Acquiror attached as Annex A to this Amendment.

(d)   Amendment to Exhibit G.   The form of Stockholders’ Agreement attached to the Merger Agreement as Exhibit G is hereby deleted in its entirety.
2.   No Further Amendment.   The Parties agree that, except as expressly provided herein, all other provisions of the Merger Agreement shall continue unmodified, and the Merger Agreement, as amended by this Amendment, remain in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Merger Agreement.
3.   References.   All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Original Merger Agreement shall refer to the Original Merger Agreement as amended by the First Amendment, the Second Amendment and by this Amendment. Notwithstanding the foregoing, references to the date of the Merger Agreement (as amended hereby) and references in the Merger Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to December 22, 2023.
4.   Other Miscellaneous Terms.   Sections 11.2 through 11.5, Sections 11.7 through 11.8, Sections 11.10 through 11.16 and Section 11.18 of the Merger Agreement (as amended by this Amendment) shall apply mutatis mutandis to this Amendment, as if set forth in full herein.
[signature pages follow]

A-4-2

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first written above.
BURTECH ACQUISITION CORP.
By:
/s/ Shahal Khan

Name: Shahal Khan
Title: Chief Executive Officer
BURTECH MERGER SUB INC.
By:
/s/ Shahal Khan

Name: Shahal Khan
Title: President
BLAIZE, INC.
By:
/s/ Dinakar Munagala

Name: Dinakar Munagala
Title: Chief Executive Officer
BURKHAN CAPITAL LLC
(solely for purposes of Section 3.1 and Section 3.5)
By:
/s/ Shahal Khan

Name: Shahal Khan
Title: Chief Executive Officer
[Signature Page to Amendment No. 3 to Agreement and Plan of Merger]

Annex A
Exhibit A
Amended and Restated Certificate of Incorporation of Acquiror
[See attached]

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BURTECH ACQUISITION CORP.
[ • ], 20[ • ]
BurTech Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (The “Corporation”), does hereby certify as follows:
1. The Corporation was incorporated under the name “BurTech Acquisition Corp.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 2, 2021 (the “Original Certificate”).
2. An Amended and Restated Certificate of Incorporation, which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on May 19, 2021 (the “First Amended and Restated Certificate”).
3. A Second Amended and Restated Certificate of Incorporation, which amended and restated the First Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on December 10, 2021 (the “Existing Certificate”).
4. This Third Amended and Restated Certificate of Incorporation (this “Third Amended and Restated Certificate”), which both amends and restates the provisions of the Existing Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
5. The text of the Existing Certificate is hereby amended and restated by this Third Amended and Restated Certificate to read in its entirety as set forth in Exhibit A attached hereto.
6. This Third Amended and Restated Certificate shall become effective upon its filing with Secretary of State of Delaware.
IN WITNESS WHEREOF, this Third Amended and Restated Certificate has been executed by a duly authorized officer of the Corporation as of the date first set forth above.

Name: [ • ]
Title: [ • ]
[Signature Page to Third Amended and Restated Certificate of Incorporation]

EXHIBIT A
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BLAIZE HOLDINGS, INC.
ARTICLE I
NAME
The name of the corporation is Blaize Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware, and the name of its registered agent at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.
ARTICLE IV
CAPITAL STOCK
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 620,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 600,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 20,000,000, having a par value of $0.0001 per share. Upon the filing of this Third Amended and Restated Certificate (as defined below), each outstanding share of Class A common stock and Class B common stock shall be redesignated as Common Stock.
The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:
A.
COMMON STOCK.

1.   General.   The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors and outstanding from time to time.
2.   Voting.
a.
Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter.

b.
Except as otherwise provided herein (including any Certificate of Designation) or otherwise required by law or a stockholder agreement, the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation, and at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

c.
Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (this “Third Amended and Restated Certificate”) (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
3.   Dividends.   Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.
4.   Liquidation. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.
B.
PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.
Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in arm’s length transactions in a commercially reasonable manner in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the fullest extent permitted by law and this Third Amended and Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Third Amended and Restated Certificate (including any Certificate of Designation).
The number of authorized shares of Preferred Stock may be decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V
BOARD OF DIRECTORS
For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:
A.   Except as otherwise expressly provided by the DGCL or this Third Amended and Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. Beginning with the Corporation’s first annual meeting of stockholders, the directors, including any of those elected by the holders of any series of Preferred Stock, shall be elected to hold office for a term expiring at the next annual meeting of the stockholders of the Corporation and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office. Directors shall be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the annual meeting and entitled to vote thereon.
B.   The Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.
C.   Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification, or removal.
D.   Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Third Amended and Restated Certificate (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article V, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph A of this Article V, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
E.   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”). In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Third Amended and Restated Certificate (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws, the adoption, amendment or repeal of the Bylaws by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.
F.   The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
ARTICLE VI
STOCKHOLDERS
A.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.
B.   Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or the President, and shall not be called by any other person or persons.
C.   Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
ARTICLE VII
LIABILITY
No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VII, or the adoption of any provision of the Third Amended and Restated Certificate inconsistent with this Article VII, shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
ARTICLE VIII
INDEMNIFICATION
The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
ARTICLE IX
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws or this Third Amended and Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article IX, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article IX. This Article IX is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article IX shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
ARTICLE X
AMENDMENTS
A.   Notwithstanding anything contained in this Third Amended and Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Third Amended and Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Article IV, Article V, Article VI, Article VII, Article VIII, Article IX, and this Article X.
B.   If any provision or provisions of this Third Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Third Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Third Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Third Amended and Restated Certificate (including, without limitation, each such portion of any paragraph of this Third Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the

Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Annex B
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BURTECH ACQUISITION CORP.
[ • ], 20[ • ]
BurTech Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (The “Corporation”), does hereby certify as follows:
1.   The Corporation was incorporated under the name “BurTech Acquisition Corp.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 2, 2021 (the “Original Certificate”).
2.   An Amended and Restated Certificate of Incorporation, which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on May 19, 2021 (the “First Amended and Restated Certificate”).
3.   A Second Amended and Restated Certificate of Incorporation, which amended and restated the First Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on December 10, 2021 (the “Existing Certificate”).
4.   This Third Amended and Restated Certificate of Incorporation (this “Third Amended and Restated Certificate”), which both amends and restates the provisions of the Existing Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
5.   The text of the Existing Certificate is hereby amended and restated by this Third Amended and Restated Certificate to read in its entirety as set forth in Exhibit A attached hereto.
6.   This Third Amended and Restated Certificate shall become effective upon its filing with Secretary of State of Delaware.
IN WITNESS WHEREOF, this Third Amended and Restated Certificate has been executed by a duly authorized officer of the Corporation as of the date first set forth above.

Name: [ • ]
Title:   [ • ]

B-1

EXHIBIT A
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BLAIZE HOLDINGS, INC.
ARTICLE I
NAME
The name of the corporation is Blaize Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware, and the name of its registered agent at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.
ARTICLE IV
CAPITAL STOCK
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 620,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 600,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 20,000,000, having a par value of $0.0001 per share. Upon the filing of this Third Amended and Restated Certificate (as defined below), each outstanding share of Class A common stock and Class B common stock shall be redesignated as Common Stock.
The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:
A.
COMMON STOCK.

1.   General.   The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors and outstanding from time to time.
2.   Voting.
a.
Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter.

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b.
Except as otherwise provided herein (including any Certificate of Designation) or otherwise required by law or a stockholder agreement, the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation, and at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

c.
Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (this “Third Amended and Restated Certificate”) (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
3.   Dividends.   Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.
4.   Liquidation.   Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.
B.   PREFERRED STOCK
Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.
Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in arm’s length transactions in a commercially reasonable manner in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the fullest extent permitted by law and this Third Amended and Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Third Amended and Restated Certificate (including any Certificate of Designation).
The number of authorized shares of Preferred Stock may be decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

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ARTICLE V
BOARD OF DIRECTORS
For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:
A.   Except as otherwise expressly provided by the DGCL or this Third Amended and Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. Beginning with the Corporation’s first annual meeting of stockholders, the directors, including any of those elected by the holders of any series of Preferred Stock, shall be elected to hold office for a term expiring at the next annual meeting of the stockholders of the Corporation and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office. Directors shall be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the annual meeting and entitled to vote thereon.
B.   The Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.
C.   Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification, or removal.
D.   Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Third Amended and Restated Certificate (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article V, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph A of this Article V, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
E.   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”). In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Third Amended and Restated Certificate (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws, the adoption, amendment or repeal of the Bylaws by the stockholders of the Corporation shall

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require the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.
F.   The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
ARTICLE VI
STOCKHOLDERS
A.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.
B.   Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or the President, and shall not be called by any other person or persons.
C.   Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
ARTICLE VII
LIABILITY
No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VII, or the adoption of any provision of the Third Amended and Restated Certificate inconsistent with this Article VII, shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
ARTICLE VIII
INDEMNIFICATION
The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
ARTICLE IX
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any

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derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws or this Third Amended and Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article IX, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article IX. This Article IX is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article IX shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
ARTICLE X
AMENDMENTS
A.   Notwithstanding anything contained in this Third Amended and Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Third Amended and Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Article IV, Article V, Article VI, Article VII, Article VIII, Article IX, and this Article X.
B.   If any provision or provisions of this Third Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Third Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Third Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Third Amended and Restated Certificate (including, without limitation, each such portion of any paragraph of this Third Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

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Annex C
Amended and Restated Bylaws of
Blaize Holdings, Inc.
(a Delaware corporation)

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C-ii

Amended and Restated Bylaws of
Blaize Holdings, Inc.

Article I — Corporate Offices
1.1   Registered Office.
The address of the registered office of Blaize Holdings, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).
1.2   Other Offices.
The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business and affairs of the Corporation may require.
Article II — Meetings of Stockholders
2.1   Place of Meetings.
Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board as permitted by the General Corporation Law of the State of Delaware (the “DGCL”). The Board may, in its sole discretion, determine that a meeting of stockholders may be held solely by means of remote communication as authorized by Section 211(a)(2) of the DGCL. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office, whether within or outside of the State of Delaware.
2.2   Annual Meeting.
The Board shall designate the date and time of the annual meeting. At the annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting in accordance with Section 2.4. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
2.3   Special Meeting.
Special meetings of the stockholders for any purpose or purposes may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.
No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
2.4   Notice of Business to be Brought before a Meeting.
(a)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the Chairman of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5.
(b)   For business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation; provided, further, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not more than the hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.
(c)   To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary of the Corporation shall set forth:
(i)   As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; (C) the date or dates such shares were acquired; (D) the investment intent of such acquisition and (E) any pledge by such Proposing Person with respect to any such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);
(ii)   As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and
(iii)   As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(c)(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.
For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii) – (vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
(d)   The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) days after it has been requested by the Board. A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(e)   Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(f)   This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(g)   For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
2.5   Notice of Nominations for Election to the Board.
(a)   Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (ii) by a stockholder present in person (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such notice and nomination. For purposes of this Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.

(b)   (i)   Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5.
(ii)   Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (i) provide Timely Notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (ii) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.5 and (iii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting was first made.
(iii)   In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.
(iv)   In no event may a Nominating Person provide Timely Notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice, (ii) the date set forth in Section 2.5(b)(ii) or (iii) the tenth day following the date of public disclosure (as defined in Section 2.4) of such increase.
(c)   To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary of the Corporation shall set forth:
(i)   As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));
(ii)   As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting);
(iii)   As to each Nominating Person, a representation that the Nominating Person will or is part of a group that will (A) solicit proxies from holders of the Corporation’s outstanding capital stock representing at least 67% of the voting power of shares of capital stock entitled to vote on the election of directors, (B) include a statement to that effect in its proxy statement and/or its form of proxy, (C) otherwise comply with Rule 14a-19 under the Exchange Act and (D) provide the Secretary of the Corporation not less than five business days prior to the applicable meeting, or any adjournment or postponement thereof, with reasonable documentary evidence that such Nominating Person complied with such representations; and
(iv)   As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange

Act (including such candidate’s written consent to being named in the proxy statement and accompanying proxy card relating to the Corporation’s next meeting of shareholders at which directors are to be elected as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(f).
For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.
(d)   The Board may request that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) days after it has been requested by the Board. A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.
(e)   In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Nominating Person (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, then the Corporation or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(f)   To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the Secretary of the Corporation at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed to the Corporation and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).
(g)   The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines.
(h)   A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.5, if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(i)   No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(j)   Notwithstanding anything in these bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.5.
(k)   In addition to the provisions of this Section 2.5, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.
2.6   Notice of Stockholders’ Meetings.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
2.7   Quorum.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.8 until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.8   Adjourned Meeting; Notice.
When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.
2.9   Conduct of Business.
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
2.10   Voting.
Except as may be otherwise provided in the Certificate of Incorporation, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.
Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
2.11   Record Date for Stockholder Meetings and Other Purposes.
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.12   Proxies.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.
2.13   List of Stockholders Entitled to Vote.
The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting date, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.13 or to vote in person or by proxy at any meeting of stockholders.
2.14   Inspectors of Election.
Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.
Such inspectors shall:
(i)   determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;
(ii)   count all votes or ballots;
(iii)   count and tabulate all votes;
(iv)   determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(v)   certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.
Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.
2.15   Delivery to the Corporation.
Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this Article II.
Article III — Directors
3.1   Powers.
Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
3.2   Number of Directors.
Subject to the Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3   Election, Qualification and Term of Office of Directors.
Except as provided in Section 3.4, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders or residents of the State of Delaware. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors. A director whose term is expiring is eligible to stand for re-election at the subsequent annual meeting of the stockholders.
3.4   Resignation and Vacancies.
Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt.
3.5   Place of Meetings; Meetings by Telephone.
The Board may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6   Regular Meetings.
Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.
3.7   Special Meetings; Notice.
Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation or a majority of the total number of directors constituting the Board.
Notice of the time and place of special meetings shall be:
(i)   delivered personally by hand, by courier or by telephone;
(ii)   sent by United States first-class mail, postage prepaid;
(iii)   sent by facsimile or electronic mail; or
(iv)   sent by other means of electronic transmission,
directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
3.8   Quorum.
At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.9   Board Action without a Meeting.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.
3.10   Organization.
Meetings of the Board shall be presided over by (a) the Chairperson of the Board, or (b) in such person’s absence, by the Chief Executive Officer, or (c) in such person’s absence, by a chairperson chosen by the Board at the meeting. The Secretary shall act as the secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as the secretary of the meeting.

3.11   Fees and Compensation of Directors.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.
Article IV — Committees
4.1   Committees of Directors.
The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.
4.2   Committee Minutes.
Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
4.3   Meetings and Actions of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i)   Section 3.5 (place of meetings; meetings by telephone);
(ii)   Section 3.6 (regular meetings);
(iii)   Section 3.7 (special meetings; notice);
(iv)   Section 3.9 (board action without a meeting); and
(v)   Section 7.13 (waiver of notice),
with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however, that:
(i)   the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;
(ii)   special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and
(iii)   the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.
4.4   Subcommittees.
Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Article V — Officers
5.1   Officers.
The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Financial Officer, a Chief Operating Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation. Each officer of the Corporation shall hold office for such term as may be prescribed by the Board of Directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
5.2   Appointment of Officers.
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3.
5.3   Subordinate Officers.
The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.
5.4   Removal and Resignation of Officers.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.
Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5   Vacancies in Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.
5.6   Representation of Shares of Other Corporations.
The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7   Authority and Duties of Officers.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board. The Board may from time to time delegate the powers or duties of any officer of the Corporation to any other officers or agents of the Corporation, notwithstanding any provision hereof.

5.8   Compensation.
The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.
Article VI — Records
A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the Corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.
Article VII — General Matters
7.1   Execution of Corporate Contracts and Instruments.
The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.
7.2   Stock Certificates.
The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, the Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
7.3   Special Designation of Certificates.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
7.4   Lost Certificates.
Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
7.5   Shares Without Certificates
The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.
7.6   Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.
7.7   Dividends.
The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.
The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
7.8   Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
7.9   Seal.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
7.10   Transfer of Stock.
Shares of the stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.
7.11   Stock Transfer Agreements.
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
7.12   Registered Stockholders.
The Corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
7.13   Waiver of Notice.
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.
Article VIII — Notice
8.1   Delivery of Notice; Notice by Electronic Transmission.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this Section without obtaining the consent required by this paragraph.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i)
if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)
if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iii)
if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to discover such inability shall not invalidate any meeting or other action.
An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Article IX — Indemnification
9.1   Indemnification of Directors and Officers.
The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans (hereinafter, an “indemnitee”), against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with any such Proceeding; provided that such indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such indemnitee’s conduct was unlawful. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such indemnitee only if the Proceeding was authorized in the specific case by the Board.
9.2   Indemnification of Others.
The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by the DGCL or any other applicable law, as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.
9.3   Prepayment of Expenses.
In addition to the obligation to indemnify conferred in Section 9.1, the Corporation shall to the fullest extent not prohibited by the DGCL or any other applicable law pay the expenses (including attorneys’ fees) incurred by any indemnitee, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by or on behalf of the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to advance expenses to a person in connection with a Proceeding initiated by such indemnitee only if the Proceeding was authorized in the specific case by the Board.
9.4   Determination; Claim.
If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the indemnitee may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
9.5   Non-Exclusivity of Rights.
The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
9.6   Insurance.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.
9.7   Other Indemnification.
The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
9.8   Continuation of Indemnification.
The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.
9.9   Amendment or Repeal; Interpretation.
The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.
Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, the President and the Secretary of the Corporation, or other officer of the Corporation appointed by (x) the Board pursuant to Article V or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.
Article X — Amendments
The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that such action by stockholders shall require, in addition to any other vote required by the Certificate of Incorporation or applicable law, the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of voting stock of the Corporation with the power to vote generally in an election of directors, voting together as a single class.
Article XI — Definitions
As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).
An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

Blaize Holdings, Inc.
Certificate of Amendment and Restatement of Bylaws

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary of Blaize Holdings, Inc., a Delaware corporation (the “Corporation”), and that the foregoing bylaws were approved on                  , 20  , effective as of                  , 2024, by the Corporation’s board of directors.
IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this     day of                  , 2024.

Name: [ • ]
Title:   [ • ]

Annex D
BLAIZE HOLDINGS, INC.
2024 INCENTIVE AWARD PLAN
ARTICLE I.
PURPOSE
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II.
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III.
ADMINISTRATION AND DELEGATION
3.1   Administration.   The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2   Appointment of Committees.   To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or committees of officers of the Company or any of its Subsidiaries; provided, that in no event shall any officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, individuals who are subject to Section 16 of the Exchange Act or officers of the Company (or non-employee Directors) to whom the authority to grant or amend Awards has been delegated hereunder. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such Committee or committee and/or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
STOCK AVAILABLE FOR AWARDS
4.1   Number of Shares.   Subject to adjustment under Article VIII and further subject to the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2   Share Recycling.   If all or any part of an Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised/settled or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. In addition, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award

(including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards.
4.3   Incentive Stock Option Limitations.   Notwithstanding anything to the contrary herein, no more than [       ]1 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or equity securities, the Administrator may grant Awards in substitution for any options or other equity or equity-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has equity securities available under a pre-existing plan approved by equityholders and not adopted in contemplation of such acquisition or combination, the equity securities available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the equityholders of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.
4.5   Non-Employee Director Compensation.   Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time; provided that, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $750,000 (or, with respect to the first fiscal year of the Company during which a non-employee Director first serves as a non-employee Director, $1,000,000) (in either case, the “Non-Employee Director Limit”).
ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
5.1   General.   The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if

1
NTD: To reflect 250% of the initial share reserve.

any, of the fair market value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose, and which amount shall be payable in cash, Shares valued at fair market value or a combination of the two as the Administrator may determine or provide in the applicable Award Agreement.
5.2   Exercise Price.   The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.3   Duration.   Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (a) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be automatically extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term (or any shorter maximum, if applicable) of the applicable Option or Stock Appreciation Right.
5.4   Exercise.   Options and Stock Appreciation Rights may be exercised by delivering to the Company (or its Agent) a written notice of exercise, in a form approved by the Administrator (which may be electronic and provided through the online platform maintained by an Agent), signed or submitted by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of the required amount(s), in each case, as applicable, (a) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (b) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5   Payment Upon Exercise.   Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by online payment through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company) or, solely with the consent of the Administrator (in its discretion), by:
(a)   cash, wire transfer of immediately available funds or check payable to the order of the Company, provided that the Administrator may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)   if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to pay the exercise price, or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)   delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their fair market value on the delivery date;

(d)   surrendering Shares then issuable upon the Option’s exercise valued at their fair market value on the exercise date;
(e)   other than for Participants subject to Section 13(k) of the Exchange Act with respect to the Company or its Subsidiaries, delivery of a promissory note, in a form determined by or acceptable to the Administrator, or any other property that the Administrator determines is good and valuable consideration; or
(f)   any combination of the above payment forms.
5.6   Additional Terms of Incentive Stock Options.   The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including by becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
5.7   No Dividends or Dividend Equivalents.   No dividends or Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS
6.1   General.   The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units to any Service Provider, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods that the Administrator establishes for such Award, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
6.2   Restricted Stock.
(a)   Dividends.   Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to the Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(b)   Stock Certificates.   The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.
6.3   Restricted Stock Units.
(a)   Settlement.   The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A. Restricted Stock Units may be settled in cash or in Shares, as determined by the Administrator and set forth in the applicable Award Agreement.
(b)   Stockholder Rights.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
(c)   Dividend Equivalents.   For clarity, Dividend Equivalents with respect to an Award of Restricted Stock Units shall only be paid out to the Participant to the extent that the vesting conditions applicable to the underlying Award are satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable in accordance with the foregoing, unless otherwise determined by the Administrator or unless deferred in a manner intended to comply with Section 409A.
ARTICLE VII.
OTHER STOCK OR CASH BASED AWARDS; DIVIDEND EQUIVALENTS
7.1   Other Stock or Cash Based Awards.   Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, or any combination of the foregoing, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s) (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. In addition, the Company may adopt subplans or programs under the Plan pursuant to which it makes Awards available in a manner consistent with the terms and conditions of the Plan.
7.2   Dividend Equivalents.   A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no dividends or Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to the Participant to the extent that the vesting conditions applicable to the underlying Award are satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable in accordance with the foregoing, unless otherwise determined by the Administrator.
ARTICLE VIII.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS
8.1   Equity Restructuring.   In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and/or making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2   Corporate Transactions.   In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(a)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, or equivalent value thereof in cash, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;
(e)   To replace such Award with other rights or property selected by the Administrator; and/or
(f)   To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3   Effect of Non-Assumption in a Change in Control.   Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Award is not continued, converted, assumed, or replaced with an award (which may include, without limitation, a cash-based award) with substantially the same value as, and vesting terms that are no less favorable than those applicable to, the underlying award, in each case, as of immediately prior to the Change in Control by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Award shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Award shall lapse, in which case, such Award shall be canceled upon the consummation of the Change in

Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Award and net of any applicable exercise price; provided that to the extent that any Award constitutes “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A (to the extent applicable to such Award) without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which the Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.
8.4   Administrative Stand Still.   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.
8.5   General.   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (b) any merger, consolidation, dissolution or liquidation of the Company or sale of Company assets or (c) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1   Transferability.   Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, Options and Stock Appreciation Rights will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2   Documentation.   Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. The Award Agreement will contain the terms and conditions applicable to an Award. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3   Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4   Termination of Status.   The Administrator will determine how a Participant’s Disability, death, retirement or authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award (including whether and when a Termination of Service has occurred) and the extent to which, and the period during which the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5   Withholding.   Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company or one of its Subsidiaries may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Administrator after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company) or, solely with the consent of the Administrator, by (a) cash, wire transfer of immediately available funds or check made payable to the order of the Company, (b) delivery of Shares (in whole or in part), including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their fair market value on the date of delivery, (c) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (d) any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (b) of the immediately preceding sentence shall be limited to the number of Shares which have a fair market value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America), and for clarity, may be less than such maximum individual statutory tax rate if so determined by the Administrator. If any tax withholding obligation will be satisfied under clause (b) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6   Amendment of Award; Repricing.   The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (a) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (b) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may, without the approval of the stockholders of the Company, (i) reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.
9.7   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Company’s satisfaction, (b) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8   Acceleration.   The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9   Cash Settlement.   Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.
9.10   Broker-Assisted Sales.   In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company and its Subsidiaries harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company, its Subsidiaries or their designee receives proceeds of such sale that exceed the amount owed, the Company or its Subsidiary will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company, its Subsidiaries and their designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company, its Subsidiaries or their designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
ARTICLE X.
MISCELLANEOUS
10.1   No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate their respective relationships with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.
10.2   No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3   Effective Date and Term of Plan.   Unless earlier terminated by the Board, the Plan will become effective on the date on which the Closing is consummated (the “Effective Date”) and will remain in effect until the tenth anniversary of the Effective Date, but Awards previously granted may extend beyond that date in accordance with the Plan. Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (a) the date the Board adopted the Plan or (b) the date the Company’s stockholders approved the Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.

10.4   Amendment of Plan.   The Board may amend, suspend or terminate the Plan at any time; provided that no amendment, other than (a) as permitted by the applicable Award Agreement, (b) as provided under Sections 10.6 and 10.15, or (c) an amendment to increase the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to increase the Non-Employee Director Limit or to the extent necessary to comply with Applicable Laws.
10.5   Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6   Section 409A.
(a)   General.   To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and the Award Agreements shall be interpreted in accordance with Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A. Notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.
(b)   Separation from Service.   If an Award is subject to and constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)   Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award subject to Section 409A to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

10.7   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his, her or its capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8   Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9   Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security number, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company and its Subsidiaries hold regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents provided for in this Section 10.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents provided for in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
10.10   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11   Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in an Award Agreement or other written agreement which provides supplemental or additional terms not inconsistent with the Plan.

10.12   Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.13   Claw-back Provisions.   All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of the Company’s Policy for Recovery of Erroneously Awarded Compensation and to any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with Applicable Laws, as and to the extent set forth in such claw-back policy or the Award Agreement.
10.14   Titles and Headings.   The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.16   Unfunded Status of Awards.   The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
10.17   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
ARTICLE XI.
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1   “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. Notwithstanding anything herein to the contrary, the Board shall conduct the general administration of the Plan with respect to Awards granted to non-employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall mean and refer to the Board.
11.2   “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or a Participant with regard to the Plan.
11.3   “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.4   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards.
11.5   “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.6   “Board” means the Board of Directors of the Company.

11.7   “Cause” means, in respect of a Participant, either (a) the definition of “Cause” contained in the Participant’s Award Agreement or an effective, written service or employment agreement between the Participant and the Company or a Subsidiary of the Company; or (b) if no such agreement exists or such agreement does not define Cause, then Cause shall mean (i) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any of its Subsidiaries or any material breach of a written agreement between the Participant and the Company or any of its Subsidiaries, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (ii) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (iii) the Participant’s negligence or willful misconduct in the performance of the Participant’s duties or the Participant’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company or any of its Subsidiaries; or (v) any acts, omissions or statements by a Participant which the Company determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company or any of its Subsidiaries. The findings and decision of the Administrator with respect to any Cause determination will be final and binding for all purposes.
11.8   “Change in Control” means and includes each of the following:
(a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)   which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)   after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
11.9   “Closing” means the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated December 22, 2023, by and between BurTech Acquisition Corp., BurTech Merger Sub, Inc., Blaize, Inc. and, solely for the limited purposes set forth therein, Burkhan Capital LLC.
11.10   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.11   “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.12   “Common Stock” means the common stock of the Company.
11.13   “Company” means Blaize Holdings, Inc., a Delaware corporation, or any successor.
11.14   “Consultant” means any consultant or advisor engaged by the Company or any of its Subsidiaries to render services to such entity that qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statements.
11.15   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.16   “Director” means a Board member.
11.17   “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
11.18   “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.19   “Employee” means any employee of the Company or its Subsidiaries.
11.20   “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.21   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.22   “Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
11.23   “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.24   “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.25   “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
11.26   “Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.
11.27   “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.
11.28   “Overall Share Limit” means the sum of (a) [       ]2 Shares; and (b) an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2034, equal to the lesser of (i) a number of Shares equal to 7% of the aggregate number of Shares outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.
11.29   “Participant” means a Service Provider who has been granted an Award.
11.30   “Performance Criteria” means the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include (but is not limited to) the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; operating efficiency; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating

2
NTD: To represent 18% of the aggregate number of Shares issued and outstanding immediately after the Closing.

to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships, collaborations and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition, licensing or divestiture activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be (a) based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, (b) based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies, (c) based on GAAP or non-GAAP metrics, and/or (d) adjusted to reflect the impact of unusual or non-recurring transactions, extraordinary events or otherwise as determined by the Administrator.
11.31   “Plan” means this 2024 Incentive Award Plan.
11.32   “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.33   “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.34   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.35   “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.36   “Securities Act” means the Securities Act of 1933, as amended.
11.37   “Service Provider” means an Employee, Consultant or Director.
11.38   “Shares” means shares of Common Stock.
11.39   “Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.40   “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.41   “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.42   “Termination of Service” means the date the Participant ceases to be a Service Provider.
* * * * *

Annex E
BLAIZE HOLDINGS, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I.
PURPOSE
The purpose of this Plan is to assist Eligible Employees of the Company and its Designated Subsidiaries in acquiring a stock ownership interest in the Company.
The Plan consists of two components: (i) the Section 423 Component and (ii) the Non-Section 423 Component. The Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. The Non-Section 423 Component authorizes the grant of rights which need not qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code. Rights granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees and Designated Subsidiaries but shall not be intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Except as otherwise determined by the Administrator or provided herein, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering.
For purposes of this Plan, the Administrator may designate separate Offerings under the Plan in which Eligible Employees will participate. The terms of these Offerings need not be identical, even if the dates of the applicable Offering Period(s) in each such Offering are identical, provided that the terms of participation are the same within each separate Offering under the Section 423 Component (as determined under Section 423 of the Code). Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-Section 423 Component of the Plan.
ARTICLE II.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.
2.1   “Administrator” means the entity that conducts the general administration of the Plan as provided in Article XI.
2.2   “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.
2.3   “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.
2.4   “Board” means the Board of Directors of the Company.
2.5   “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
2.6   “Common Stock” means the common stock of the Company and such other securities of the Company that may be substituted therefore.

2.7   “Company” means Blaize Holdings, Inc., a Delaware corporation, or any successor.
2.8   “Compensation” of an Eligible Employee means, unless otherwise determined by the Administrator, the gross cash compensation paid by the Company or its Subsidiary (as applicable) to such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including for clarity, any prior-week adjustments; commissions; cash incentive compensation and one-time bonuses (e.g., retention or sign on bonuses); overtime payments; or compensation paid by the Company or any Designated Subsidiary in respect of periods of absence from work; and excluding any education or tuition reimbursements; travel expenses; business and moving reimbursements; income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards; fringe benefits; other special payments and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established.
2.9   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
2.10   “Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 11.2(b), such designation to specify whether such participation is in the Section 423 Component or Non-Section 423 Component. A Designated Subsidiary may participate in either the Section 423 Component or Non-Section 423 Component, but not both.
2.11   “Effective Date” means the date on which the Company’s stockholders approve the Plan.
2.12   “Eligible Employee” means an Employee who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period under the Section 423 Component if: (a) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (b) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); (c) such Employee’s customary employment is for 20 hours per week or less; (d) such Employee’s customary employment is for less than five months in any calendar year; and/or (e) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, that any exclusion in clauses (a), (b), (c), (d) or (e) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).
Further notwithstanding the foregoing, with respect to the Non-Section 423 Component, the first sentence in this definition shall apply in determining who is an “Eligible Employee,” except (i) the Administrator may further limit eligibility within the Company or within a Designated Subsidiary so as to only designate certain Employees of the Company or of a Designated Subsidiary as “Eligible Employees”, and (ii) to the extent the restrictions in the first sentence in this definition are not consistent with any applicable local law, such applicable local law shall control.
2.13   “Employee” means any individual who renders services to the Company or any Designated Subsidiary in the status of an employee, and, with respect to the Section 423 Component, a person who is an employee of the Company or any Designated Subsidiary within the meaning of Section 3401(c) of the Code. For purposes of an individual’s participation in, or other rights under the Plan, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental

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agency subsequently makes a contrary determination. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.
2.14   “Enrollment Date” means the first Trading Day of each Offering Period.
2.15   “Fair Market Value” means, as of any date, the value of Shares determined as follows: (a) if the Shares are listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Shares as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Shares are not traded on a stock exchange but are quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Shares, the Administrator will determine the Fair Market Value in its discretion.
2.16   “Non-Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that need not satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.
2.17   “Offering” means an offer by the Company under the Plan to Eligible Employees of a right to purchase Shares that may be exercised during an Offering Period, as further described in Article IV hereof. Unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treasury Regulation § 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering thereunder together satisfy Treasury Regulation § 1.423-2(a)(2) and (a)(3).
2.18   “Offering Document” has the meaning given to such term in Section 4.1.
2.19   “Offering Period” has the meaning given to such term in Section 4.1.
2.20   “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.21   “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Shares pursuant to the Plan.
2.22   “Plan” means this 2024 Employee Stock Purchase Plan, including both the Section 423 Component and Non-Section 423 Component and any other sub-plans or appendices hereto, as amended from time to time.
2.23   “Purchase Date” means the last Trading Day of each Purchase Period or such other date as determined by the Administrator and set forth in the Offering Document.
2.24   “Purchase Period” shall refer to one or more specified periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, if no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.

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2.25   “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price, for purposes of the Section 423 Component, shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, if no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.
2.26   “Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan or any Offering(s), in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that are intended to satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.
2.27   “Securities Act” means the U.S. Securities Act of 1933, as amended.
2.28   “Share” means a share of Common Stock.
2.29   “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary. In addition, with respect to the Non-Section 423 Component, Subsidiary shall include any corporate or non-corporate entity in which the Company has a direct or indirect equity interest or significant business relationship.
2.30   “Trading Day” means a day on which national stock exchanges in the United States are open for trading.
ARTICLE III.
SHARES SUBJECT TO THE PLAN
3.1   Number of Shares.   Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be [           ] Shares.1 In addition to the foregoing, subject to Article VIII, on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2034, the number of Shares available for issuance under the Plan shall be increased by that number of Shares equal to the lesser of (a) 1% of the aggregate number of Shares outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of Shares as determined by the Board. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to the rights granted under the Section 423 Component of the Plan shall not exceed an aggregate of [           ] Shares, subject to Article VIII.2
3.2   Shares Distributed.   Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury shares or Shares purchased on the open market.
ARTICLE IV.
OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES
4.1   Offering Periods.   The Administrator may from time to time grant or provide for the grant of rights to purchase Shares under the Plan to Eligible Employees during one or more periods (each, an

1
NTD: To represent 2% of  the aggregate number of Shares issued and outstanding immediately after the Closing.

2
NTD: To reflect 250% of the initial share reserve.

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“Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator from time to time, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan. The Administrator shall establish in each Offering Document one or more Purchase Periods within such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering Document and the Plan. The provisions of separate Offerings or Offering Periods under the Plan may be partially or wholly concurrent and need not be identical.
4.2   Offering Documents.   Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):
(a)   the length of the Offering Period, which period shall not exceed 27 months;
(b)   the length of the Purchase Period(s) within the Offering Period, which period(s), in the absence of a contrary designation by the Administrator, shall not exceed six months;
(c)   in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of Shares which may be purchased by any Eligible Employee during each Purchase Period (if applicable), which, in the absence of a contrary designation by the Administrator, shall be 5,000 Shares (and which, for the Section 423 Component Offering Periods, shall be subject to the limitations described in Section 5.5 below);
(d)   the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period (if applicable), which, in the absence of a contrary designation by the Administrator, shall be 20,000 Shares (and which, for the Section 423 Component Offering Periods, shall be subject to the limitations described in Section 5.5 below); and
(e)   such other provisions as the Administrator determines are appropriate, subject to the Plan.
ARTICLE V.
ELIGIBILITY AND PARTICIPATION
5.1   Eligibility.   Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and, for the Section 423 Component, the limitations imposed by Section 423(b) of the Code.
5.2   Enrollment in Plan.
(a)   Except as otherwise set forth herein or in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.
(b)   Each subscription agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which maximum percentage shall be 15% in the absence of any such designation) as payroll deductions; provided that, in no event shall the actual amount withheld on any payday hereunder exceed the net amount payable to the Eligible Employee on such payday after taxes and any other applicable deductions therefrom (and if amounts to be withheld hereunder would otherwise result in a negative payment to the Eligible Employee on such payday, the amount to be withheld hereunder shall instead be reduced by the least amount necessary to avoid a negative payment amount for the Eligible Employee on such payday, as determined by the Administrator). The payroll deductions made for each

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Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.
(c)   Unless otherwise provided in the terms of an Offering Document, a Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, in any case, at any time during an Offering Period; provided, however, that the Administrator may limit or eliminate the type or number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed to decrease, increase or suspend his or her payroll deduction elections, in each case, once during each Offering Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period starting at least five business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). If a Participant suspends his or her payroll deductions during an Offering Period: such Participant’s cumulative unapplied payroll deductions prior to the suspension (if any) shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date. For clarity, if a Participant who suspends participation in an Offering Period ceases to be an Eligible Employee or he or she withdraws from participation in such Offering Period, in either case, prior to the Purchase Date next-following his or her suspension of participation in the Offering Period, in any case, such Participant’s cumulative unapplied payroll deductions shall be returned to him or her in accordance with Article VII.
(d)   Except as otherwise set forth in herein or in an Offering Document or as otherwise determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.
5.3   Payroll Deductions.   Except as otherwise provided herein or in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively. Notwithstanding any other provisions of the Plan to the contrary, in any non-U.S. jurisdiction where participation in the Plan through payroll deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s account under the Plan in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, the Administrator shall take into consideration any limitations under Section 423 of the Code when applying an alternative method of contribution.
5.4   Effect of Enrollment.   A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.
5.5   Limitation on Purchase of Shares.   An Eligible Employee may be granted rights under the Section 423 Component only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
5.6   Suspension of Payroll Deductions.   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 (with respect to the Section 423 Component) or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the

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Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash within 30 days after the Purchase Date.
5.7   Foreign Employees.   In order to facilitate participation in the Plan, the Administrator may provide for such special terms, rules and procedures applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Except as permitted by Section 423 of the Code, with respect to the Section 423 Component, such special terms may not be more favorable than the terms of rights granted under the Section 423 Component to Eligible Employees who are residents of the United States. Such special terms may be set forth in an addendum to the Plan in the form of an appendix or sub-plan (which appendix or sub-plan may be designed to govern Offerings under the Section 423 Component or the Non-Section 423 Component, as determined by the Administrator). To the extent that the terms and conditions set forth in an appendix or sub-plan conflict with any provisions of the Plan, the provisions of the appendix or sub-plan shall govern except as otherwise set forth therein. The adoption of any such appendix or sub-plan shall be pursuant to Section 11.2(f) and any other applicable provision herein. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are foreign nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions.
5.8   Leave of Absence.   During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, unless otherwise set forth in the terms of an Offering Document, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to the Participant’s authorized payroll deduction.
ARTICLE VI.
GRANT AND EXERCISE OF RIGHTS
6.1   Grant of Rights.   On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the last day of the Offering Period, or if earlier, the date on which the Participant withdraws in accordance with Section 7.1 or Section 7.3.
6.2   Exercise of Rights.   On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for herein or in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.
6.3   Pro Rata Allocation of Shares.   If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom

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rights to purchase Shares are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant without interest in one lump sum in cash as soon as reasonably practicable after the Purchase Date, or such earlier date as determined by the Administrator.
6.4   Withholding.   At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation or Shares received pursuant to the Plan the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.
6.5   Conditions to Issuance of Shares.   The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) the payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and (e) the lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.
ARTICLE VII.
WITHDRAWAL; CESSATION OF ELIGIBILITY
7.1   Withdrawal.   A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than 30 days prior to the end of the then-applicable Purchase Period (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). All of the Participant’s payroll deductions credited to his or her account during such Purchase Period and not yet used to exercise rights under the Plan shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal, such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period (including by virtue of a suspension as described in Section 5.2(c) above), payroll deductions shall not resume at the beginning of any subsequent Offering Period unless the Participant is an Eligible Employee and timely delivers to the Company a new subscription agreement by the applicable enrollment deadline for any such subsequent Offering Period, as determined by the Administrator.
7.2   Future Participation.   A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in any subsequent Offering Period that commences on or after the Participant’s withdrawal from any Offering Period.
7.3   Cessation of Eligibility.   Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s Designated Beneficiary, within

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30 days following such Participant’s ceasing to be an Eligible Employee, and such Participant’s rights for the Offering Period shall be automatically terminated. For clarity, if a Participant transfers employment from the Company or any Designated Subsidiary participating in either the Section 423 Component or Non-Section 423 Component to any Designated Subsidiary that is neither participating in the Section 423 Component nor the Non-Section 423 Component, then, in any case, such transfer shall be treated as a termination of employment under the Plan and the Participant shall be deemed to have withdrawn from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s Designated Beneficiary, within 30 days following such Participant’s transfer of employment, and such Participant’s participation in the Offering Period shall be automatically terminated. If a Participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment under the Plan, but the Participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the then-current Purchase Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the Participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating the Participant’s employment under the Plan and shall remain a Participant in the Non-Section 423 Component until the earlier of (a) the end of the current Offering Period under the Non-Section 423 Component or (b) the Enrollment Date of the first Offering Period in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between entities participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code or other Applicable Law.
ARTICLE VIII.
ADJUSTMENTS UPON CHANGES IN SHARES
8.1   Changes in Capitalization.   Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.
8.2   Other Adjustments.   Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

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(a)   To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;
(b)   To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(c)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(d)   To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and
(e)   To provide that all outstanding rights shall terminate without being exercised.
8.3   No Adjustment Under Certain Circumstances.   Unless determined otherwise by the Administrator, no adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of the Plan to fail to satisfy the requirements of Section 423 of the Code.
8.4   No Other Rights.   Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.
ARTICLE IX.
AMENDMENT, MODIFICATION AND TERMINATION
9.1   Amendment, Modification and Termination.   The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII) or as may otherwise be required under Section 423 of the Code.
9.2   Certain Changes to Plan.   Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected (and, with respect to the Section 423 Component of the Plan, to the extent permitted by Section 423 of the Code), the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.
9.3   Actions In the Event of Unfavorable Financial Accounting Consequences.   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial

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accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(a)   altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(b)   shortening any Offering Period so that the Offering Period ends on a new or earlier Purchase Date, including an Offering Period underway at the time of the Administrator action;
(c)   allocating Shares; and
(d)   such other changes and modifications as the Administrator determines are necessary or appropriate.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
9.4   Payments Upon Termination of Plan.   Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon, or if the Administrator so determines, the Offering Period may be shortened so that the purchase of Shares occurs prior to the termination of the Plan.
ARTICLE X.
TERM OF PLAN
The Plan shall become effective on the Effective Date and shall continue until terminated by the Board in accordance with Section 9.1. No right may be granted under the Plan prior to the Effective Date. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.
ARTICLE XI.
ADMINISTRATION
11.1   Administrator.   Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan). The Board may at any time vest in the Board any authority or duties for administration of the Plan. The Administrator may delegate administrative tasks under the Plan to the services of an Agent or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.
11.2   Authority of Administrator.   The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(a)   To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical).
(b)   To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.
(c)   To impose a mandatory holding period pursuant to which Participants may not dispose of or transfer Shares purchased under the Plan for a period of time determined by the Administrator in its discretion.
(d)   To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(e)   To amend, suspend or terminate the Plan as provided in Article IX.
(f)   Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry

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out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code for the Section 423 Component.
(g)   The Administrator may adopt annexes or sub-plans applicable to particular Designated Subsidiaries or locations, which annexes or sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such annexes or sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3.1 hereof, but unless otherwise superseded by the terms of such annex or sub-plan, the provisions of this Plan shall govern the operation of such annex or sub-plan.
11.3   Decisions Binding.   The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
ARTICLE XII.
MISCELLANEOUS
12.1   Restriction upon Assignment.   A right granted under the Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except in the case of a Participant’s death, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
12.2   Rights as a Stockholder.   With respect to Shares subject to a right granted under the Plan, no Participant or Designated Beneficiary shall be deemed to be a stockholder of the Company, and no Participant or Designated Beneficiary shall have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or the Designated Beneficiary following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.
12.3   Interest.   No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.
12.4   Notices.   All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
12.5   Equal Rights and Privileges.   Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under the Section 423 Component so that the Section 423 Component of this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of the Section 423 Component that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees participating in the Non-Section 423 Component need not have the same rights and privileges as other Eligible Employees participating in the Non-Section 423 Component or as Eligible Employees participating in the Section 423 Component.
12.6   Use of Funds.   All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
12.7   Reports.   Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
12.8   No Employment Rights.   Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to employment or service (or to remain in the employ or

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service) with the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment or service of any person (including any Eligible Employee or Participant) at any time, with or without cause.
12.9   Notice of Disposition of Shares.   Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Section 423 Component of the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
12.10   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, Designated Beneficiary or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Offering Period, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
12.11   Data Privacy.   As a condition for participation in the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and participation details, to implement, manage and administer the Plan and any Offering Period(s) (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan and any Offering Period(s), and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By participating in any Offering Period under the Plan, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 12.12 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 12.12, and the Company may cancel Participant’s ability to participate in the Plan or any Offering Period(s). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
12.12   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
12.13   Titles and Headings.   The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

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12.14   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Offering Periods will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Offering Periods will be deemed amended as necessary to conform to Applicable Laws.
12.15   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
12.16   Governing Law.   The Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
12.17   Electronic Forms.   To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.
12.18   Section 409A.   The Section 423 Component of the Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code and the U.S. Department of Treasury Regulations and other interpretive guidance issued thereunder (collectively, “Section 409A”). Neither the Non-Section 423 Component nor any right to purchase Shares granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.
* * * * *

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Annex F
STOCKHOLDER SUPPORT AGREEMENT
This Stockholder Support Agreement (this “Agreement”) is dated as of December 22, 2023, by and among BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), the Persons set forth on Schedule I attached hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”), which include all Company Stockholders holding shares of the Company Common Stock, and any other Company Securities having the right to vote generally in any election of directors of the Company Board, collectively representing at least five percent (5%) of the outstanding shares of Company Common Stock on an as-converted basis, and Blaize, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined herein).
RECITALS
WHEREAS, as of the date hereof, the Company Stockholders are the holders of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of shares of Company Common Stock and Company Preferred Stock (collectively, the “Company Capital Stock”) as are indicated opposite each of their names on Schedule I attached hereto (all such shares of Company Capital Stock, together with any shares of Company Capital Stock or any other equity securities of the Company of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Company Stockholder during the period from the date hereof through the Expiration Time (as defined below) applicable to such Company Stockholder, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon the grant, vesting or exercise of any outstanding equity award, or upon exercise or conversion of any other securities, are referred to herein as the “Subject Shares”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), the Company, and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), pursuant to which, Merger Sub will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Acquiror; and
WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
STOCKHOLDER SUPPORT AGREEMENT; COVENANTS
Section 1.1   Binding Effect of Merger Agreement.   Each Company Stockholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Company Stockholder shall be bound by and comply with Sections 8.7 (Exclusivity) in respect of Company Acquisition Proposals, 11.12 (Publicity) of the Merger Agreement, Section 8.3 (Support of Transaction) of the Merger Agreement and Section 11.1 (Trust Account Waiver) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (x) such Company Stockholder was an original signatory to the Merger Agreement with respect to such provisions, and (y) each reference to the “Company” contained in such provisions (other than for purposes of the definition of Company Acquisition Proposals) also referred to each such Company Stockholder.

Section 1.2   No Transfer.   Except with the prior written consent of Acquiror (such consent to be given or withheld in its sole discretion), during the period commencing on the date hereof and ending on the Expiration Time, each Company Stockholder shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase, or otherwise transfer (including by operation of Law), encumbrance, dispose of, or agree to transfer, encumbrance or dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) (other than the Proxy Statement / Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (clauses (i)-(ii) collectively, a “Transfer”); provided, however, that nothing herein shall prohibit a Transfer to an Affiliate of a Company Stockholder (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to Acquiror, to assume all of the obligations of such Company Stockholder under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 1.2 shall not relieve a Company Stockholder of its obligations under this Agreement. Any Transfer in violation of this Section 1.2 with respect to a Company Stockholder’s Subject Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in a Company Stockholder, so long as after such transfer the Company Stockholder or the surviving entity thereof remains to be bound by all of the terms of this Agreement.
Section 1.3   New Shares.   In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Shares are issued to a Company Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) a Company Stockholder purchases or otherwise acquires beneficial ownership of any Subject Shares or (c) a Company Stockholder acquires the right to vote or share in the voting of any Subject Shares (collectively the “New Securities”), then such New Securities acquired or purchased by such Company Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by such Company Stockholder as of the date hereof.
Section 1.4   Agreement to Vote.   Hereafter until the Expiration Time, each Company Stockholder hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of the Company requested by the Company Board or otherwise undertaken in connection with the Transactions (which written consent shall be delivered as promptly as reasonably practicable, and in any event within two (2) Business Days, after the Proxy Statement / Registration Statement is declared effective by the SEC), such Company Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter) to be counted as present thereat for purposes of establishing a quorum, and such Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter):
(a)   to approve and adopt the Merger Agreement and the Transactions;
(b)   to convert each issued and outstanding share of Company Preferred Stock into one share of Company Common Stock as of immediately prior to the Effective Time;
(c)   in any other circumstances upon which a consent, waiver or other approval is required under the Company’s Governing Documents or the Company Stockholder Agreements (as defined below) or otherwise sought with respect to the Merger Agreement or the Transactions, to vote, consent, waive or approve (or cause to be voted, consented, waived or approved) all of such Company Stockholder’s Subject Shares held at such time in favor thereof;
(d)   against and withhold consent with respect to any Company Acquisition Proposal or other business combination transaction (other than the Merger Agreement and the Transactions);

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(e)   against any proposal, action or agreement that would reasonably be expected to (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the timely consummation of the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled or (D) result in a breach of any covenant, representation or warranty or other obligation or agreement of such Company Stockholder contained in this Agreement; and
(f)   to approve or authorize (or to vote against or withhold consent for, as applicable) any other matters necessary or reasonably requested by the Company or Acquiror for the consummation of the Transactions.
Each Company Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing. The obligations of the Company Stockholders specified in this Section 1.4 shall apply whether or not the Merger or any action described above is recommended by the Company Board or the Company Board has previously recommended the Merger but changed such recommendation.
Section 1.5   No Challenges.   Each Company Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Merger Agreement.
Section 1.6   Closing Date Deliverables.   Each Company Stockholder will deliver, substantially simultaneously with the Effective Time:
(a)   to the extent such Company Stockholder is listed on Schedule II hereto, a duly-executed copy of that certain Amended and Restated Registration Rights Agreement, by and among Acquiror, the Company and the other parties thereto, in substantially the form attached as Exhibit E to the Merger Agreement; and
(b)   to the extent such Company Stockholder will “beneficially own” (as defined in the meaning in Rule 13d-3 promulgated under the Exchange Act) equal to or greater than 5.0% of the issued and outstanding shares of Acquiror Class A Common Stock immediately following the Closing, a duly executed copy of that certain Lock-Up Agreement, by and among Acquiror, the Company and the other parties thereto, substantially in the form attached as Exhibit F to the Merger Agreement.
Section 1.7   Waiver of Appraisal Rights.   Each Company Stockholder hereby agrees not to assert, exercise or perfect, directly or indirectly, and irrevocably and unconditionally waives, any appraisal rights (including under Section 262 of the Delaware General Corporation Law) with respect to the Merger and any rights to dissent with respect to the Transactions, including the Merger.
Section 1.8   Further Assurances.   Each Company Stockholder shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), or reasonably requested by Acquiror or the Company, to effect the actions and consummate the Merger and the other transactions contemplated by this Agreement and the Merger Agreement, in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.
Section 1.9   No Inconsistent Agreement.   Except for the Company Stockholder Agreements or any other letter or agreement to be terminated in accordance with Section 1.11, each Company Stockholder hereby represents and covenants that such Company Stockholder (i) has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein whether by ownership or by proxy, in each case, with respect to such Stockholder’s Subject Shares, (ii) has not entered into, and shall not enter into, any voting agreement, voting trust or other agreement, and has no knowledge and is not aware of any such voting agreement or voting trust in effect, with respect to any of such Company Stockholder’s Subject Shares that is inconsistent with such Company Stockholder’s obligations pursuant to this Agreement or any agreement or amendment of an existing agreement that would, or would reasonably

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be expected to, restrict, limit or interfere with the performance of such Company Stockholder’s obligations hereunder, and (iii) has not granted, and shall not grant, a proxy, power of attorney or similar right with respect to any of such Company Stockholder’s Subject Shares that is inconsistent with such Company Stockholder’s obligations pursuant to this Agreement, and has no knowledge and is not aware of any such proxy or power of attorney in effect, and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement, and has no knowledge and is not aware of any such agreement or undertaking.
Section 1.10   Consent to Disclosure.   Each Company Stockholder hereby consents to the publication and disclosure in the Proxy Statement / Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of such Company Stockholder’s identity and beneficial ownership of Subject Shares and the nature of such Company Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement, in all cases only to the extent required by applicable law or order from the SEC or any other securities authorities, and after providing the relevant Company Stockholder reasonable opportunity to defend any requirement to disclose information which would cause such Company Stockholder to be in breach of any confidentiality obligations applicable to it. Each Company Stockholder will promptly provide any information reasonably requested by Acquiror or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).
Section 1.11   Termination of Company Stockholder Agreements, Related Agreements.   Each of the Company Stockholders, by this Agreement with respect to its Subject Shares, severally and not jointly, and the Company hereby agrees that, subject to the Closing and effective immediately prior to the Effective Time, (a) all Affiliate Agreements to which such Company Stockholder is party that are set forth on Schedule III attached hereto (each, as amended, restated, supplemented or otherwise modified from time to time, the “Company Stockholder Agreements”); and (b) any rights under any letter or agreement providing for redemption rights, put rights, purchase rights, rights of first refusal, preemptive rights, subscription rights, registration rights, information rights, rights to consult with and advise management, inspection rights, Company Board observer rights or rights to receive information delivered to the Company Board or other similar rights (other than such rights set forth in (x) the Company’s Governing Documents and (y) the Company Stockholder Agreements) (clauses (a) and (b), collectively, the “Terminating Rights”) between such Company Stockholder and the Company or any Subsidiary thereof (but excluding, (i) for the avoidance of doubt, any rights such Company Stockholder may have that relate to any commercial or employment agreements or arrangements between such Company Stockholder and the Company or any Subsidiary thereof, which shall survive the Closing in accordance with their terms, and (ii) any indemnification, advancement of expenses and exculpation rights of any Company Stockholder or any of its Affiliates set forth in the foregoing documents, which shall survive the Closing in accordance with their terms) are terminated; provided, that all Terminating Rights between the Company and any other holder of Company Capital Stock shall also terminate at such time.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
Section 2.1   Representations and Warranties of the Company Stockholders.   Each Company Stockholder represents and warrants as of the date hereof to Acquiror and the Company (solely with respect to itself, himself or herself and not with respect to any other Company Stockholder) as follows:
(a)   Organization; Due Authorization.   If such Company Stockholder is not an individual, it is duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Company Stockholder. If such Company Stockholder is an individual, such Company Stockholder has full legal capacity, right and authority to execute and deliver this Agreement

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and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Company Stockholder, enforceable against such Company Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Company Stockholder.
(b)   Ownership.   Such Company Stockholder is the record and beneficial owner (as defined in the Securities Act) of, and has good, valid and marketable title to, all of such Company Stockholder’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Company’s Governing Documents, (iii) the Merger Agreement, (iv) the Company Stockholder Agreements or (v) any applicable securities Laws. Such Company Stockholder’s Subject Shares are the only equity securities in the Company owned of record or beneficially by such Company Stockholder on the date of this Agreement, and none of such Company Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder and under the Company Stockholder Agreements. Other than the Company Warrants and any Company Options set forth opposite such Company Stockholder’s name on Schedule I, such Company Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any securities convertible into, or which can be exchanged for, equity securities of the Company.
(c)   No Consent.   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Company Stockholder with respect to the Company Stockholder’s execution, delivery or performance of its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement) or the consummation of the transactions contemplated hereby, except for any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Company Stockholder to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder in any material respect, or which have already been obtained in advance of the Company Stockholder’s entry into this Agreement.
(d)   No Conflicts.   The execution and delivery of this Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of his, her or its obligations hereunder will not, (i) if such Company Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Company Stockholder, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under any Contract binding upon such Company Stockholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby) compliance with the matters referred to in Section 2.1(c), under any applicable Law to which such Company Stockholder or any of its properties or assets is subject, (iii) any change in the rights or obligations of any party under any Contract legally binding upon such Company Stockholder, or (iv) other than the restrictions contemplated by this Agreement, result in the creation of any Lien upon the Subject Shares, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair such Company Stockholder’s ability to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Merger or the other transactions contemplated by the Merger Agreement.
(e)   Litigation.   There are no Actions pending against such Company Stockholder, or to the knowledge of such Company Stockholder threatened against such Company Stockholder, before (or,

F-5

in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.
(f)   Adequate Information.   Such Company Stockholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Acquiror or the Company and based on such information as such Company Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Company Stockholder acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement. Such Company Stockholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Company Stockholder are irrevocable.
(g)   Brokerage Fees.   No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Company Stockholder in his, her or its capacity as a stockholder or, to the knowledge of such Company Stockholder, on behalf of such Company Stockholder in his, her or its capacity as a stockholder, for which the Company or any of its Affiliates may become liable.
(h)   Acknowledgment.   Such Company Stockholder understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon such Company Stockholder’s execution and delivery of this Agreement, and the representations, warranties, covenants and other agreements of such Company Stockholder contained herein.
ARTICLE III
MISCELLANEOUS
Section 3.1   Termination.   This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earlier of (a) and (b), the “Expiration Time”) and (c) as to each Company Stockholder, upon the written agreement of Acquiror, the Company and such Company Stockholder; provided, that, for the avoidance of doubt, the termination of this Agreement shall not be interpreted or construed as the termination of, or otherwise limit the effect of, any lock-up provision such Company Stockholders agrees to in connection with the Transactions. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination; provided, further, that this Article III shall survive the termination of this Agreement.
Section 3.2   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
Section 3.3   Jurisdiction; Waiver of Jury Trial.
(a)   Except as specifically set forth in Section 3.5, any proceeding or Action based upon, arising out of or related to this Agreement shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the parties and any other Person seeking to enforce this Agreement irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that

F-6

all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 3.3.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.
Section 3.4   Assignment.   This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.
Section 3.5   Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties to this Agreement acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement, including, without limitation, mandatory injunctions, and to enforce specifically the terms and provisions hereof and seek such injunctive relief, without the necessity of posting a bond or other security or proof of actual damages, in accordance with this Section 3.5 in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement and injunctive relief (including mandatory injunctions) is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement (including mandatory injunctions) and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 3.5 shall not be required to provide any bond or other security in connection with any such injunction or specific performance or have the burden of proving actual damages. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the Delaware Court of Chancery or any state or federal court in any part of the world having competent jurisdiction.
Section 3.6   Amendment; Waiver.   This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and the Company Stockholders. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.
Section 3.7   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties to this Agreement further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

F-7

Section 3.8   Notices.   All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received) addressed as follows:
If to Acquiror:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy to (which will not constitute notice):
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
If to the Company:
Blaize, Inc.
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
Attention: Harminder Sehmi
Email: harminder.sehmi@blaize.com
with a copy to (which shall not constitute notice):
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan J. Maierson; Ryan J. Lynch
Email: ryan.maierson@lw.com; ryan.lynch@lw.com
If to a Company Stockholder:
To such Company Stockholder’s address (including email) set forth in the Company’s books and records;
or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
Section 3.9   Counterparts.   This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 3.10   Entire Agreement.   This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.
Section 3.11   Interpretation and Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in

F-8

this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

F-9

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.
COMPANY STOCKHOLDERS:
[•]
By:
Name:
Title:
[•]
By:
Name:
Title:
[•]
By:
Name:
Title:
[Signature Page to Stockholder Support Agreement]

ACQUIROR:
BURTECH ACQUISITION CORP.
By:
Name:
Title:
[Signature Page to Stockholder Support Agreement]

COMPANY:
BLAIZE, INC.
By:
Name:
Title:
[Signature Page to Stockholder Support Agreement]

Schedule I
Company Stockholder Subject Shares
Holder	Shares of Common Stock	Shares of Series Seed Shadow Preferred Stock	Shares of Series A Shadow Preferred Stock	Shares of Series B Shadow Preferred Stock	Shares of Series C Shadow Preferred Stock	Shares of Series D Shadow Preferred Stock	Shares of Series D-1 Shadow Preferred Stock	Shares of Series D-2 Shadow Preferred Stock	Shares of Series D Exchange Shadow Preferred Stock	Shares of Series D-1 Exchange Shadow Preferred Stock	Company Warrants (Common Stock)	Company Warrants (Series D Shadow Preferred)	Company Warrants (Series D-2 Shadow Preferred)	Company Options
Anderson Investments Pte. Ltd.	—	—	—	—	3,147,755	1,436,437	2,394,063	—	—	—	—	—	—	—
NSITEXE, Inc.	—	—	—	—	3,147,755	—	957,625	—	—	—	—	—	—	—
Franklin Strategic Series – Franklin Small-Mid Cap Growth Fund	—	—	—	—	—	1,720,949	—	1,467,659	227,435	—	—	260,815	146,765	—
Franklin Templeton Variable Insurance Products Trust – Franklin Small-Mid Growth VIP Fund	—	—	—	—	—	194,302	—	82,758	11,970	—	—	26,474	8,275	—
Bess Ventures + Advisory, LLC	6,000,000	—	—	—	—	—	—	4,167,698	—	—	—	—	416,769	—
Wavemaker SEA SPV 1	—	—	—	—	1,500,434	—	—	—	—	—	—	—	—	—
Tallwood Investment Partners, L.P. (fka Entropy Research Labs, LLC)	1,122,799	253,906	1,223,402	—	—	—	—	—	—	—	—	—	—	—
A&E Investment LLC	—	434,027	629,401	—	—	—	—	—	—	—	—	—	—	—
Dinakar Munagala	71,470	—	—	—	—	—	—	—	—	—	—	—	—	5,728,779
Ke Yin	2,651,333	—	—	—	—	—	—	—	—	—	—	—	—	1,558,234
Bripa GMBH	—	—	368,170	181,159	20,985	19,152	—	—	—	—	—	3,090	—	—
Globe CP GmbH	89,753	—	294,388	—	—	4,788	—	5,230	—	—	232	773	523	—
BMI Estate	—	—	—	—	287,910	47,881	—	46,177	—	—	—	7,723	4,617	—
Stefan Hambrecht	—	—	—	—	31,477	4,788	—	—	—	—	—	773	—	—
JIH Vermögensverwaltungs GmbH	—	—	—	1,096,945	106,180	47,881	—	177,759	—	—	—	7,723	17,775	—
DE-4 Beteiligungs gesmbH	71,102	—	—	818,665	59,461	26,813	—	104,040	—	—	340	4,325	10,404	—
Milo Caroni Milo Caroni and Maria Luisa Caroni, as tenants in common Milo Caroni U/O Maria Luisa Caroni together	—	—	—	724,637	106,180	47,881	—	121,507	—	—	—	7,723	12,150	—
Dr. Roland Berger	—	—	—	750,000	106,180	47,881	—	—	—	—	—	7,723	—	—
Total:	10,006,457	687,933	2,515,361	3,571,406	8,514,317	3,598,753	3,351,688	6,172,828	239,405	—	572	327,142	617,278	7,287,013
[Schedule I to Stockholder Support Agreement]

Schedule II
Company Stockholder Signatories to Registration Rights Agreement
•
Anderson Investments Pte. Ltd.

[Schedule II to Stockholder Support Agreement]

Schedule III
Company Stockholder Agreements
•
Amended and Restated Voting Agreement, dated as of September 19, 2022, by and among the Company and the other parties thereto.

•
Amended and Restated First Refusal and Co-Sale Agreement, dated as of September 19, 2022, by and among the Company and the other parties thereto.

•
Amended and Restated Investors’ Rights Agreement, dated as of September 19, 2022, by and among the Company and the other parties thereto.

[Schedule III to Stockholder Support Agreement]

Annex G
SPONSOR SUPPORT AGREEMENT
This Sponsor Support Agreement (this “Agreement”) is dated as of December 21, 2023, by and among BurTech LP LLC, a Delaware limited liability company (the “Sponsor”), BurTech Acquisition Corp., a Delaware corporation (“Acquiror”), and Blaize, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined herein).
RECITALS
WHEREAS, as of the date hereof, the Sponsor is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of 9,487,500 shares of Acquiror Class B Common Stock and 898,250 private placement units acquired by the Sponsor simultaneously with the consummation of Acquiror’s initial public offering (“Acquiror Private Placement Units”) (consisting of (a) 898,250 shares of Acquiror Class A Common Stock and (b) 898,250 Acquiror Private Placement Warrants) (all such shares of Acquiror Class B Common Stock and Acquiror Private Placement Units (including the shares of Acquiror Class A Common Stock and Acquiror Private Placement Warrants thereunder), together with any shares of Acquiror Common Stock or any other equity securities of Acquiror of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by the Sponsor during the period from the date hereof through the Expiration Time (as defined below), including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such securities, or upon the grant, vesting or exercise of any outstanding equity award, or upon exercise or conversion of any other securities, are referred to herein as the “Subject Shares”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), the Company and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), pursuant to which, Merger Sub will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Acquiror; and
WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
SPONSOR SUPPORT AGREEMENT; COVENANTS
Section 1.1   Binding Effect of Merger Agreement.   The Sponsor hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. The Sponsor shall be bound by and comply with Sections 8.7 (Exclusivity) in respect of Business Combination Proposals, 11.12 (Publicity) of the Merger Agreement, and 8.3 (Support of Transaction) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (x) the Sponsor was an original signatory to the Merger Agreement with respect to such provisions, and (y) each reference to “Acquiror” contained in such provisions (other than for purposes of the definition of Business Combination Proposals) also referred to the Sponsor.
Section 1.2   No Transfer.   Except with the prior written consent of the Company (such consent to be given or withheld in its sole discretion), during the period commencing on the date hereof and ending on the Expiration Time, the Sponsor shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase, or otherwise transfer (including by operation of Law), encumbrance, dispose of, or agree to transfer, encumbrance or dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) (other than the Proxy Statement / Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (clauses (i) – (ii) collectively, a “Transfer”); provided, however, that nothing herein shall prohibit (x) a Transfer to an Affiliate of the Sponsor, or (y) a Transfer in connection with the Company Financing or the financing of the Merger (each, a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to the Company, to assume all of the obligations of the Sponsor under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 1.2 shall not relieve the Sponsor of its obligations under this Agreement. Any Transfer in violation of this Section 1.2 with respect to the Sponsor’s Subject Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in the Sponsor, so long as after such transfer the Sponsor or the surviving entity thereof remains to be bound by all of the terms of this Agreement.
Section 1.3   New Shares.   In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Shares are issued to the Sponsor after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) the Sponsor purchases or otherwise acquires beneficial ownership of any Subject Shares or (c) the Sponsor acquires the right to vote or share in the voting of any Subject Shares (collectively the “New Securities”), then such New Securities acquired or purchased by the Sponsor shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by the Sponsor as of the date hereof.
Section 1.4   Agreement to Vote.   Hereafter until the Expiration Time, the Sponsor hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of Acquiror (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of Acquiror requested by the Acquiror Board or otherwise undertaken in connection with the Transactions, the Sponsor shall appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter) to be counted as present thereat for purposes of establishing a quorum, and the Sponsor shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares (to the extent such Subject Shares are entitled to vote or provide consent with respect to such matter):
(a)   in favor of each Transaction Proposal, including, without limitation, the approval and adoption of the Merger Agreement and the Transactions;
(b)   in any other circumstances upon which a consent, waiver or other approval is required under Acquiror’s Governing Documents or otherwise sought with respect to the Merger Agreement or the Transactions, in favor of such vote, consent, waiver or approval (or cause to be voted, consented, waived or approved with respect thereto);
(c)   against any Business Combination Proposal or other business combination transaction (other than the Merger Agreement and the Transactions);
(d)   against any proposal, action or agreement that would reasonably be expected to (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the timely consummation of the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Acquiror or Merger Sub under the Merger Agreement, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled or (D) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in this Agreement; and

G-2

(e)   to approve or authorize (or to vote against or withhold consent for, as applicable) any other matters necessary or reasonably requested by the Company or Acquiror for the consummation of the Transactions.
The Sponsor hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing. The obligations of the Sponsor specified in this Section 1.4 shall apply whether or not the Merger or any action described above is recommended by the Acquiror Board or the Acquiror Board has previously recommended the Merger but changed such recommendation.
Section 1.5   No Challenges.   The Sponsor agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Merger Agreement.
Section 1.6   Closing Date Deliverables.   The Sponsor will deliver, substantially simultaneously with the Effective Time, a duly-executed copy of that certain Amended and Restated Registration Rights Agreement, by and among Acquiror, the Company and the other parties thereto, in substantially the form attached as Exhibit E to the Merger Agreement.
Section 1.7   Anti-Dilution Waiver.   The Sponsor hereby irrevocably and unconditionally (but subject to the consummation of the Merger) agrees that (i) shares of Acquiror Class B Common Stock held by the Sponsor shall convert into shares of Acquiror Class A Common Stock on a one-for-one basis in accordance with the Governing Documents of Acquiror (the “Acquiror Governing Documents”) (as adjusted to account for any subdivision (by share split, subdivision, exchange, share dividend, reclassification, recapitalization or otherwise) or combination (by reverse share split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Acquiror Class A Common Stock), and (ii) not to assert or perfect any and all rights to adjustment or other antidilution protections the Sponsor has or will have under the Acquiror Governing Documents. The Sponsor further agrees not to redeem any Subject Shares (including any shares of Acquiror Class A Common Stock received upon the conversion of Acquiror Class B Common Stock) and not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, the Company, any affiliate or designee of the Sponsor acting in his or her capacity as director or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby. This Section 1.7 shall constitute written consent waiving, forfeiting and surrendering any anti-dilution protection pursuant to the Acquiror Governing Documents and such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of this Agreement. Notwithstanding anything to the contrary contained herein, the Sponsor does not waive, or agrees to refrain from asserting or perfecting any rights in the event the Merger Agreement is terminated. If the Merger Agreement is terminated, this Section 1.7 shall be deemed null and void ab initio.
Section 1.8   Further Assurances.   The Sponsor shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), or reasonably requested by Acquiror or the Company, to effect the actions and consummate the Merger and the other transactions contemplated by this Agreement and the Merger Agreement, in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.
Section 1.9   No Inconsistent Agreement.   The Sponsor hereby represents and covenants that the Sponsor (i) has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein whether by ownership or by proxy, in each case, with respect to the Sponsor’s Subject Shares, (ii) has not entered into, and shall not enter into, any voting agreement, voting trust or other agreement, and has no knowledge and is not aware of any such voting agreement or voting trust in effect, with respect to any of the Sponsor’s Subject Shares that is inconsistent with the Sponsor’s obligations pursuant to this Agreement or any agreement or amendment of an existing agreement that would, or would reasonably be expected to, restrict, limit or interfere with the performance of the Sponsor’s obligations

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hereunder, and (iii) has not granted, and shall not grant, a proxy, power of attorney or similar right with respect to any of the Sponsor’s Subject Shares that is inconsistent with the Sponsor’s obligations pursuant to this Agreement, and has no knowledge and is not aware of any such proxy or power of attorney in effect, and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement, and has no knowledge and is not aware of any such agreement or undertaking.
Section 1.10   Consent to Disclosure.   The Sponsor hereby consents to the publication and disclosure in the Proxy Statement / Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of the Sponsor’s identity and beneficial ownership of Subject Shares and the nature of the Sponsor’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement, in all cases only to the extent required by applicable law or order from the SEC or any other securities authorities, and after providing the Sponsor reasonable opportunity to defend any requirement to disclose information which would cause the Sponsor to be in breach of any confidentiality obligations applicable to it. The Sponsor will promptly provide any information reasonably requested by Acquiror or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).
ARTICLE II
REPRESENTATIONS AND WARRANTIES
Section 2.1   Representations and Warranties of the Sponsor.   The Sponsor represents and warrants as of the date hereof to Acquiror and the Company as follows:
(a)   Organization; Due Authorization.   The Sponsor is duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Sponsor’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of the Sponsor. This Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).
(b)   Ownership.   The Sponsor is the record and beneficial owner (as defined in the Securities Act) of, and has good, valid and marketable title to, all of the Sponsor’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Acquiror Governing Documents, (iii) the Merger Agreement, or (vi) any applicable securities Laws. The Sponsor’s Subject Shares are the only equity securities in Acquiror owned of record or beneficially by the Sponsor on the date of this Agreement, and none of the Sponsor’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder. Other than Acquiror Private Placement Warrants, the Sponsor does not hold or own any rights to acquire (directly or indirectly) any equity securities of Acquiror or any securities convertible into, or which can be exchanged for, equity securities of Acquiror.
(c)   No Consent.   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Sponsor with respect to the Sponsor’s execution, delivery or performance of its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement) or the consummation of the transactions contemplated hereby, except for any consents, approvals, authorizations, designations, declarations,

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waivers or filings, the absence of which would not adversely affect the ability of the Sponsor to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder in any material respect, or which have already been obtained in advance of the Sponsor’s entry into this Agreement.
(d)   No Conflicts.   The execution and delivery of this Agreement by the Sponsor does not, and the performance by the Sponsor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Sponsor, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under any Contract binding upon the Sponsor or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby) compliance with the matters referred to in Section 2.1(c), under any applicable Law to which the Sponsor or any of its properties or assets is subject, (iii) any change in the rights or obligations of any party under any Contract legally binding upon the Sponsor, or (iv) other than the restrictions contemplated by this Agreement, result in the creation of any Lien upon the Subject Shares, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair the Sponsor’s ability to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Merger or the other transactions contemplated by the Merger Agreement.
(e)   Litigation.   There are no Actions pending against the Sponsor, or to the knowledge of the Sponsor threatened against the Sponsor, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.
(f)   Adequate Information.   The Sponsor is a sophisticated stockholder and has adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Acquiror or the Company and based on such information as the Sponsor has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Sponsor acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement. The Sponsor acknowledges that the agreements contained herein with respect to the Subject Shares are irrevocable.
(g)   Brokerage Fees.   No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by the Sponsor in its capacity as a stockholder or, to the knowledge of the Sponsor, on behalf of the Sponsor, in its capacity as a stockholder, for which Acquiror or any of its Affiliates may become liable.
(h)   Acknowledgment.   The Sponsor understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon the Sponsor’s execution and delivery of this Agreement, and the representations, warranties, covenants and other agreements of the Sponsor contained herein.
ARTICLE III
MISCELLANEOUS
Section 3.1   Termination.   This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earlier of (a) and (b), the “Expiration Time”) and (c) upon the written agreement of Acquiror, the Company and the Sponsor. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or

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the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination; provided, further, that this Article III shall survive the termination of this Agreement.
Section 3.2   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.
Section 3.3   Jurisdiction; Waiver of Jury Trial.
(a)   Except as specifically set forth in Section 3.5, any proceeding or Action based upon, arising out of or related to this Agreement shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the parties and any other Person seeking to enforce this Agreement irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 3.3.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.
Section 3.4   Assignment.   This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.
Section 3.5   Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties to this Agreement acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement, including, without limitation, mandatory injunctions, and to enforce specifically the terms and provisions hereof and seek such injunctive relief, without the necessity of posting a bond or other security or proof of actual damages, in accordance with this Section 3.5 in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement and injunctive relief (including mandatory injunctions) is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement (including mandatory injunctions) and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 3.5 shall not be required to provide any bond or other security in connection with any such injunction or specific performance or have the burden of proving actual damages. Each of the parties to this Agreement

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consents to personal jurisdiction for any equitable action sought in the Delaware Court of Chancery or any state or federal court in any part of the world having competent jurisdiction.
Section 3.6   Amendment; Waiver.   This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and the Sponsor. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.
Section 3.7   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties to this Agreement further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
Section 3.8   Notices.   All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received) addressed as follows:
If to Acquiror:
BurTech Acquisition Corp.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy to (which will not constitute notice):
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
If to the Company:
Blaize, Inc.
4659 Golden Foothill Parkway, Suite 206
El Dorado Hills, CA 95762
Attention: Harminder Sehmi
Email: harminder.sehmi@blaize.com
with a copy to (which shall not constitute notice):
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention: Ryan J. Maierson; Ryan J. Lynch
Email: ryan.maierson@lw.com; ryan.lynch@lw.com

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If to the Sponsor:
BurTech LP LLC.
1300 Pennsylvania Ave NW, Suite 700
Washington, DC 20004
Attention: Shahal Khan
Email: shahal@burkhan.world
with a copy to (which will not constitute notice):
Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019-6022
Attention: Rajiv Khanna
Email: rajiv.khanna@nortonrosefulbright.com
or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
Section 3.9   Counterparts.   This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 3.10   Entire Agreement.   This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.
Section 3.11   Interpretation and Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the Sponsor, Acquiror, and the Company have each caused this Sponsor Support Agreement to be duly executed as of the date first written above.
SPONSOR:
BURTECH LP LLC.
By:
Name:
Title:
[Signature Page to Sponsor Support Agreement]

ACQUIROR:
BURTECH ACQUISITION CORP.
By:
Name:
Title:
[Signature Page to Sponsor Support Agreement]

COMPANY:
BLAIZE, INC.
By:
Name:
Title:
[Signature Page to Sponsor Support Agreement]

Annex H
FORM OF AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT1
THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], 202[•], is made and entered into by and among Blaize Holdings, Inc., a Delaware corporation (the “Company”) (formerly known as BurTech Acquisition Corp., a Delaware corporation), BurTech LP LLC, a Delaware limited liability company (the “Sponsor”), the Persons set forth on Schedule I hereto (together with the Sponsor, the “Sponsor Group”, and each member of the Sponsor Group, a “Sponsor Holder”) and certain former stockholders of Blaize Inc., a Delaware corporation (“Blaize”), set forth on Schedule II hereto (such stockholders, the “Blaize Holders” and, collectively with the Sponsor Group and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 or Section 5.10 of this Agreement, the “Holders” and each, a “Holder”).
WHEREAS, the Company and certain Sponsor Holders are party to that certain Registration Rights Agreement, dated as of December 10, 2021 (the “Original RRA”);
WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of December 22, 2023, (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Blaize, pursuant to which, among other things, on the date hereof, Merger Sub will merge with and into Blaize, with Blaize continuing on as the surviving entity and a wholly owned subsidiary of the Company, on the terms and conditions set forth therein;
WHEREAS, on the date hereof, pursuant to the Merger Agreement, the Blaize Holders received shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company;
WHEREAS, pursuant to Section 5.5 of the Original RRA, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders (as defined in the Original RRA) of at least a majority in interest of the Registrable Securities (as defined in the Original RRA) at the time in question, and the Sponsor Group are collectively Holders in the aggregate of at least a majority in interest of the Registrable Securities as of the date hereof; and
WHEREAS, the Company and the Sponsor Group desire to amend and restate the Original RRA in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1   Definitions.   The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:
“Additional Holder” shall have the meaning given in Section 5.10.
“Additional Holder Common Stock” shall have the meaning given in Section 5.10.
“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of the Company, the Chief Financial Officer of the Company or the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary

1
To be updated prior to execution for any subsequent financing transactions, as applicable.

to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.
“Agreement” shall have the meaning given in the Preamble hereto.
“Blaize” shall have the meaning given in the Preamble hereto.
“Blaize Holders” shall have the meaning given in the Preamble hereto.
“Board” shall mean the Board of Directors of the Company.
“Closing” shall have the meaning given in the Merger Agreement.
“Closing Date” shall have the meaning given in the Merger Agreement.
“Commission” shall mean the United States Securities and Exchange Commission.
“Common Stock” shall have the meaning given in the Recitals hereto.
“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.
“Demanding Holder” shall have the meaning given in Section 2.1.4.
“Earnout Shares” shall have the meaning given in the Merger Agreement.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.
“Form S-1 Shelf” shall have the meaning given in Section 2.1.1.
“Form S-3 Shelf” shall have the meaning given in Section 2.1.1.
“Holder Information” shall have the meaning given in Section 4.1.2.
“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.
“Joinder” shall have the meaning given in Section 5.10.
“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.
“Merger Agreement” shall have the meaning given in the Recitals hereto.
“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.
“Original RRA” shall have the meaning given in the Recitals hereto.
“Permitted Transferees” shall mean any person or entity to whom such Holder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter, including Section 5.2 of this Agreement.
“Piggyback Registration” shall have the meaning given in Section 2.2.1.
“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding shares of Common Stock held by a Holder immediately following the Closing (including any shares of Common Stock distributed or distributable pursuant to the Merger Agreement); (b) any shares of Common Stock issuable upon the exercise of any other equity security of the Company held by a Holder immediately following the Closing (including any shares of Common Stock issuable upon the exercise of any other equity security of the Company distributed or distributable pursuant to the Merger Agreement), (c) the Earnout Shares (in each case, upon issuance thereof), (d) any Additional Holder Common Stock; and (e) any shares of Common Stock issued or issuable with respect to any securities referenced in clauses (a), (b), (c) and (d) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B)(i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book-entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no limitation as to volume or manner of sale or the availability of current public information); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Expenses” shall mean the reasonable documented, out-of-pocket expenses of a Registration, including, without limitation, the following:
(A)   all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;
(B)   fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(C)   printing, messenger, telephone and delivery expenses;
(D)   reasonable fees and disbursements of counsel for the Company;
(E)   reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and
(F)   in an Underwritten Offering, reasonable and documented fees and expenses of one (1) legal counsel selected by the majority in interest of the Demanding Holders with the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed) not to exceed $40,000 in the aggregate for each Registration.
“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Requesting Holders” shall have the meaning given in Section 2.1.5.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.
“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).
“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.
“Sponsor” shall have the meaning given in the Preamble hereto.
“Sponsor Group” shall have the meaning given in the Preamble hereto.
“Sponsor Holder” shall have the meaning given in the Preamble hereto.
“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.
“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.
“Withdrawal Notice” shall have the meaning given in Section 2.1.6.
ARTICLE II
REGISTRATIONS AND OFFERINGS
2.1   Shelf Registration.
2.1.1   Filing.   Within thirty (30) calendar days following the Closing Date, the Company shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the Company is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the one hundred twentieth (120th) calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (b) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a

Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3. The Company’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.2   Subsequent Shelf Registration.   If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.3   Additional Registrable Securities.   Subject to Section 3.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of a Sponsor Holder or a Blaize Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such Registrable Securities to be so covered twice per calendar year for each of the Sponsor Holders and the Blaize Holders, respectively.
2.1.4   Requests for Underwritten Shelf Takedowns.   Subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, a Sponsor Holder or a Blaize Holder (a Sponsor Holder or a Blaize Holder being in such case, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other Demanding Holders, with a total offering price reasonably expected to exceed, in the aggregate, $50 million (the “Minimum Takedown Threshold”), net of all underwriting discounts and commissions. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. The Company shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Sponsor Holders may demand not more than two (2) and the Blaize Holders may demand not more than two (2) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.
2.1.5   Reduction of Underwritten Offering.   If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and all other shares of Common Stock or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any shares of Common Stock or other equity securities proposed to be sold by Company or by other holders of Common Stock or other equity securities, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata (as nearly as practicable) based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities. To facilitate the allocation of Registrable Securities in accordance with the above provisions, the Company or the Underwriters may round the number of shares allocated to any Holder to the nearest 100 Registrable Securities. The Company shall not be required to include any Registrable Securities in such Underwritten Shelf Takedown unless the Holders accept the terms of the underwriting as agreed upon between the Company and its Underwriters.
2.1.6   Withdrawal.   Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority in interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that a Sponsor Holder or a Blaize Holder may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the Sponsor Holders, the Blaize Holders or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Holder for purposes of Section 2.1.4, unless such Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown); provided that, if a Sponsor Holder or a Blaize Holder elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by such Sponsor Holder or such Blaize Holder, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a withdrawing Demanding Holder elects to pay such Registration Expenses pursuant to the second sentence of this Section 2.1.6.

2.2   Piggyback Registration.
2.2.1   Piggyback Rights.   If the Company or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company, including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than five (5) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Holders shall have no rights under this Section 2.2.1 if the registration statement the Company proposes to file is solely for purposes of a delayed or continuous offering pursuant to Rule 415 under the Securities Act and, at the time of the filing of such registration statement, the Company is in compliance with its obligations under Section 2.1.
2.2.2   Reduction of Piggyback Registration.   If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other equity securities that the Company desires to sell, taken together with (i) the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:
(a)   if the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata (as nearly as practicable), based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities;
(b)   if the Registration is pursuant to a demand by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata (as nearly as practicable), based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; and
(c)   if the Registration and Underwritten Shelf Takedown is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration securities in the priority set forth in Section 2.1.5.
2.2.3   Piggyback Registration Withdrawal.   Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.
2.2.4   Unlimited Piggyback Registration Rights.   For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.
2.3   Market Stand-off.   In connection with any Underwritten Offering of equity securities of the Company, if requested by the managing Underwriters, each Holder that is an executive officer or director of the Company or a Holder of more than five percent (5%) of the outstanding Common Stock (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).
ARTICLE III
COMPANY PROCEDURES
3.1   General Procedures.   In connection with any Shelf and/or Shelf Takedown, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as soon as reasonably practicable:
3.1.1   prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;
3.1.2   prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least ten percent (10%) of the then outstanding number of shares of Common Stock or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;
3.1.3   prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;
3.1.4   prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
3.1.5   cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6   provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
3.1.7   advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
3.1.8   prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);
3.1.9   notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;
3.1.10   in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;
3.1.11   use commercially reasonable efforts to obtain a “comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from the Company’s independent registered public accountants in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the participating Holders;
3.1.12   in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions, provided such participating Holders provide such information to such counsel as is customarily required for purpose of such opinions;
3.1.13   in the event of any Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;
3.1.14   make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the

Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);
3.1.15   if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50 million with respect to an Underwritten Offering pursuant to Section 2.1.4, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and
3.1.16   otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.
Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or broker, sales agent or placement agent if such Underwriter or broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter or broker, sales agent or placement agent, as applicable.
3.2   Registration Expenses.   The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders selling Registrable Securities in any offering shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable and documented fees and expenses of any legal counsel representing the Holders.
3.3   Requirements for Participation in Registration Statements and Offerings.   The Holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter or placement agent or sales agent, if any, in connection with the preparation of any Registration Statement or Prospectus, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to ARTICLE II and in connection with the Company’s obligation to comply with federal and applicable state securities laws. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person or entity may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.
3.4   Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.
3.4.1   Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.
3.4.2   Subject to Section 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the majority of the Board such Registration, be seriously detrimental to the Company and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.
3.4.3   Subject to Section 3.4.4, (a) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a Company-initiated Registration, and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4.
3.4.4   The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, for not more than ninety (90) consecutive calendar days or more than one hundred and twenty (120) total calendar days in each case, during any twelve (12)-month period.
3.5   Reporting Obligations.   As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders upon written request with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
4.1   Indemnification.
4.1.1   The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person or entity who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto filed pursuant to this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein.
4.1.2   In connection with any Registration Statement filed pursuant to this Agreement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue or alleged untrue statement is contained in (or not contained in, in the case of an omission or alleged omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.
4.1.3   Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
4.1.4   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.
4.1.5   If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.
ARTICLE V
MISCELLANEOUS
5.1   Notices.   Any notice or communication under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received). Any notice or communication under this Agreement must be addressed, if to the Company, to: Blaize Holdings, Inc., 4659 Golden Foothill Parkway, Suite 206, El Dorado Hills, CA 95762, Attention: [•] Email: [•], and, if to any Holder, at such Holder’s address, electronic mail address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto.
5.2   Assignment; No Third-Party Beneficiaries.
5.2.1   This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part without the prior written consent of the other parties hereto.
5.2.2   Subject to Section 5.2.4 and Section 5.2.5, this Agreement and the rights, duties and obligations of a Holder hereunder may be assigned in whole or in part to such Holder’s Permitted Transferees; provided that, with respect to the Blaize Holders and the Sponsor Group, the rights hereunder that are personal to such Holders may not be assigned or delegated in whole or in part, except that (x) each of the Holders shall be permitted to transfer its rights hereunder as a Holder to one or more affiliates or any direct or indirect partners, members or equity holders of such Holder (it being understood that no such transfer shall reduce any rights of such Holder or such transferees).
5.2.3   This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.
5.2.4   This Agreement shall not confer any rights or benefits on any persons or entities that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2.

5.2.5   No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless it is permitted under Section 5.2.2 and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void, ab initio.
5.3   Counterparts.   This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.4   Governing Law; Venue.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions herein, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.
5.5   TRIAL BY JURY.   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.
5.6   Amendments and Modifications.   Upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of each Holder so long as such Holder and its affiliates hold, in the aggregate, at least ten percent (10%) of the outstanding shares of Common Stock of the Company; and provided, further, that any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
5.7   Other Registration Rights.   Other than as provided in (i) the Warrant Agreement, dated as of December 10, 2021, between the Company and Continental Stock Transfer & Trust Company, and (ii) [ •],2 the Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person or entity. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.
5.8   Term.   This Agreement shall terminate on the earlier of (a) the seventh anniversary of the date of this Agreement and (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.
5.9   Holder Information.   Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

2
Other registration rights to be confirmed as of Closing.

5.10   Additional Holders; Joinder.   In addition to persons or entities who may become Holders pursuant to Section 5.2 hereof, subject to the prior written consent of the Sponsor and each Blaize Holder (in each case, so long as such Holder and its affiliates hold, in the aggregate, at least five percent (5%) of the outstanding shares of Common Stock of the Company), the Company may make any person or entity who has or acquires Common Stock or rights to acquire Common Stock after the date hereof a party to this Agreement (each such person or entity, an “Additional Holder”) by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Such Joinder shall specify the rights and obligations of the applicable Additional Holder under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Holder, the Common Stock of the Company then owned, or underlying any rights then owned, by such Additional Holder (the “Additional Holder Common Stock”) shall be Registrable Securities to the extent provided herein and therein and such Additional Holder shall be a Holder under this Agreement with respect to such Additional Holder Common Stock.
5.11   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
5.12   Entire Agreement; Restatement.   This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the Closing, the Original RRA shall no longer be of any force or effect.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
COMPANY:
BLAIZE HOLDINGS, INC., a Delaware corporation
By:

Name:
Title:
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
HOLDERS:
BURTECH LP LLC, a Delaware limited liability company
By:

Name:
Title:
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
EF HUTTON, DIVISION OF BENCHMARK INVESTMENTS, LLC
By:

Name:
[•]

Title:
[•]

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
BURKHAN CAPITAL LLC
By:

Name:
[•]

Title:
[•]

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
[BURKHAN AFFILIATES AND NOMINEES]
By:

Name:
[•]

Title:
[•]

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Name: [•]
[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit A
REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Amended and Restated Registration Rights Agreement, dated as of [•], 2024 (as the same may hereafter be amended, the “Registration Rights Agreement”), by and among Blaize Holdings, Inc., a Delaware corporation (the “Company”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.
By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein; provided, however, that the undersigned and its permitted assigns (if any) shall not have any rights as Holders, and the undersigned’s (and its transferees’) shares of Common Stock shall not be included as Registrable Securities, for purposes of the Excluded Sections.
For purposes of this Joinder, “Excluded Sections” shall mean [                 ].
Accordingly, the undersigned has executed and delivered this Joinder as of the    day of            , 20  .

Signature of Stockholder

Print Name of Stockholder

Its:
Address:

Agreed and Accepted as of
                 , 20
Blaize Holdings, Inc.
By:
Name:
Its:

Schedule I
Sponsor Group
BurTech LP LLC
EF Hutton, Division of Benchmark Investments, LLC
Burkhan Capital LLC and its affiliates and nominees
[Schedule I to Amended and Restated Registration Rights Agreement]

Schedule II3
Blaize Holders
[•]

3
To be updated based on Legacy Blaize capitalization as of immediately prior to Closing.

[Schedule II to Amended and Restated Registration Rights Agreement]

Annex I
FORM OF LOCK-UP AGREEMENT
THIS LOCK-UP AGREEMENT (this “Agreement”), dated as of [ • ], is made and entered into by and among Blaize Holdings, Inc., a Delaware corporation (formerly known as BurTech Acquisition Corp.) (the “Company”), and the Persons (as defined in the Merger Agreement (as defined below)) set forth on Schedule I hereto (such Persons, together with any other Person who hereafter becomes a party to this Agreement pursuant to Section 2 or Section 7 of this Agreement, the “Securityholders” and each, a “Securityholder”).
WHEREAS, the Company, BurTech Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Legacy Blaize”), and, solely for limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, entered into that certain Agreement and Plan of Merger (the “Merger Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement), dated as of December 22, 2023, pursuant to which, among other things, on the date hereof Merger Sub will merge with and into Legacy Blaize, with Legacy Blaize surviving as a wholly owned subsidiary of the Company, on the terms and conditions set forth therein (the “Merger”);
WHEREAS, upon the Closing, each of the Securityholders will own equity interests in the Company; and
WHEREAS, in connection with the Merger, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in the Company.
NOW, THEREFORE, the parties agree as follows:
1.   Subject to the exceptions set forth herein, each Securityholder agrees not to, without the prior written consent of the board of directors of the Company, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, any shares of Acquiror Common Stock held by it immediately after the Effective Time, any shares of Acquiror Common Stock issuable upon the exercise or settlement, as applicable, of Acquiror Options or Acquiror RSUs held by it immediately after the Effective Time (other than shares of Acquiror Common Stock issued or issuable upon the exercise of Acquiror Private Placement Warrants), or any other securities convertible into or exercisable or exchangeable for Acquiror Common Stock held by it immediately after the Effective Time (other than Acquiror Private Placement Warrants) (collectively, the “Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until the date that is 180 days after the Closing Date (the “Lock-Up Period”), subject to the early release provisions set forth in Section 4 below.
2.   The restrictions set forth in Section 1 shall not apply to:
(i)
in the case of an entity, Transfers (A) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned or who shares a common investment advisor with the undersigned or (B) as part of a distribution to members, partners, shareholders or equity holders of the undersigned;

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(ii)
in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii)
in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)
in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(v)
in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi)
in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(vii)
in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(viii)
Transfers relating to Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock acquired in open market transactions after the Closing; provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period;

(ix)
the exercise of stock options or warrants to purchase shares of Acquiror Common Stock or the vesting of stock awards of Acquiror Common Stock and any related transfer of shares of Acquiror Common Stock in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Acquiror Common Stock, it being understood that all shares of Acquiror Common Stock received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;

(x)
Transfers to the Company pursuant to any contractual arrangement in effect at the Effective Time that provides for the repurchase by the Company or forfeiture of Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Acquiror Common Stock in connection with the termination of the Securityholder’s service to the Company;

(xi)
the entry, by a Securityholder, at any time after the Effective Time, of any trading plan providing for the sale of shares of Acquiror Common Stock by a Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any shares of Acquiror Common Stock during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period;

(xii)
Transfers in the event of completion of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s securityholders having the right to exchange their shares of Acquiror Common Stock for cash, securities or other property;

(xiii)
Transfers of any shares of Acquiror Common Stock issuable upon the conversion of the Company Common Stock that is issuable upon the exercise of the Burkhan Warrants; and

(xiv)
Transfers to satisfy any U.S. federal, state, or local income tax obligations of a Securityholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the

I-2

“Regulations”) after the date on which the Merger Agreement was executed by the parties, and such change prevents the Merger from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the transaction;
provided, however, that (A) in the case of clauses (i) through (vii), such permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such permitted transferee shall expressly refer only to the immediate family of the applicable Securityholder and not to the immediate family of the permitted transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing Persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.
3.   In the event that the Company releases or waives, in full or in part, any party from a lock-up agreement entered into in connection with the Closing, then the same number of Lock-Up Shares held by the undersigned as held by such released party shall be immediately and fully released on the same terms from the applicable prohibition(s) set forth herein. The foregoing provisions of this paragraph will not apply if (i) the release or waiver is granted to a holder of Acquiror Common Stock in connection with a follow-on public offering of Acquiror Common Stock pursuant to a registration statement filed with the SEC, whether or not such offering or sale is wholly or partially a secondary offering of the Acquiror Common Stock, and the undersigned, only to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Acquiror Common Stock or “piggyback” on a registration statement filed by the Company for the offer and sale of its Acquiror Common Stock, has been given an opportunity to participate on a basis consistent with such contractual rights in such follow-on offering, (ii) (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer, (iii) the aggregate number of Lock-Up Shares affected by such releases or waivers (whether in one or multiple releases or waivers) with respect to any particular beneficial or record holder of Lock-Up Shares is less than or equal to 1% of the total number of outstanding shares of Acquiror Common Stock then outstanding (on a fully-diluted basis, calculated as of the date of such release or waiver), or (iv) the Company determines in its sole discretion that a release or waiver should be granted to a record or beneficial holder of Lock-Up Shares due to circumstances of emergency or hardship. In the event that the Company changes, amends, modifies or waives (other than to correct a typographical error) any particular provision of any other lock-up agreement entered into in connection with the Closing, then the undersigned shall be offered the option (but not the requirement) to make a corresponding change, amendment, modification or waiver to this Agreement, which option may be exercised by a written consent executed by the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement, and which changes, amendments, modifications or waivers, if approved in accordance with the terms hereof, will thereafter be binding on all of the undersigned.
4.   This Agreement shall terminate upon the earlier of (i) the expiration of the Lock-Up Period, (ii) the closing of a liquidation, merger, stock exchange, reorganization or other similar transaction after the Closing Date that results in all of the public stockholders of the Company having the right to exchange their shares of Acquiror Common Stock for cash securities or other property, (iii) the first date on which the last reported sale price of the Acquiror Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the date hereof and (iv) the liquidation of the Company.
5.   In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

I-3

6.   This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing, executed by the Company and the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any party or parties hereto effected in a manner which does not comply with this Section 6 shall be null and void, ab initio.
7.   Except as set forth herein, no party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of (i) with respect to any Securityholder, the Company, and (ii) with respect to the Company, the Securityholders holding a majority of the shares of Acquiror Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each Securityholder and each of its respective successors, heirs and assigns and permitted transferees.
8.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Delaware Chancery Court, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.
9.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any joinder to this Agreement by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
10.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
11.   The liability of any Securityholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Securityholder be liable for any other Securityholder’s breach of such other Securityholder’s obligations under this Agreement.
[Signature Pages Follow]

I-4

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.
BLAIZE HOLDINGS, INC.
By:

Name:
Title:
[Signature Page to Lock-Up Agreement]

SECURITY HOLDERS:
[•]
By:

Name:
Title:
[Signature Page to Lock-Up Agreement]

SCHEDULE I
SECURITYHOLDERS
[ • ]1

1
To include all officers, directors, 5% or more shareholders of the Company post-Closing and Burkhan Capital LLC and its Affiliates, other than any such person who is a party to that certain letter agreement, dated December 10, 2021, by and among the Company, its officers and directors, the Sponsor and certain other stockholders of the Company party thereto.

BURTECH ACQUISITION CORP.PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSImportant Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 23, 2024: The Proxy Statement is available at https://www.cstproxy.com/burtechacq/bc2024The undersigned hereby appoints Roman Livson as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of BurTech Acquisition Corp. (the “Company”), to be held via teleconference as described in the Proxy Statement on December 23, 2024 at 5:00 p.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated December 2, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:Proposal No. 1 – The “Business Combination Proposal” — to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 22, 2023 (as amended on April 22, 2024, October 24, 2024 and November 21, 2024, and as may be further amended and/or amended and restated, the “Merger Agreement”), by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of BurTech (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize”) and for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company, pursuant to which Merger Sub will merge with and into Blaize (the “Merger”), with Blaize surviving the Merger as a wholly owned subsidiary of BurTech and approve the Merger and the other transactions contemplated by the Merger Agreement (the “Business Combination” and such proposal, the “Business Combination Proposal”).For ☐ Against ☐ Abstain ☐Proposal No. 2 – The “Organizational Documents Proposal” – to approve and adopt, assuming the Business Combination Proposal is approved and adopted, the proposed Third Amended and Restated Certificate of Incorporation (the “Proposed Charter”), and the proposed Amended and Restated Bylaws (the “Proposed Bylaws”), of New Blaize as the post-Business Combination company, which, if approved, would take effect substantially concurrently with the Effective Time.For ☐ Against ☐ Abstain ☐Proposals No. 3 – The “Advisory Organizational Documents Proposals” – to approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter and the Proposed Bylaws, which are being presented separately in accordance with the U.S. Securities and Exchange Commission guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as four sub-proposals:• Proposal No. 3A — to increase the authorized shares to (i) 600,000,000 shares of common stock, par value $0.0001 per share of New Blaize (“New Blaize Common Stock”) to and increase the authorized shares of preferred stock to 20,000,000 shares of preferred stock, par value $0.0001 per share;For ☐ Against ☐ Abstain ☐Proposal No. 3B — to require an affirmative vote of 662∕3%of the voting power of all then- outstanding shares of New Blaize Common Stock to alter, amend, or repeal ARTICLES IV, V, VI, VII, VIII, IX and X of the Proposed Charter;For ☐ Against ☐ Abstain ☐• Proposal No. 3C — to require an affirmative vote of 662∕3% of the voting power of all then- outstanding shares of New Blaize Common Stock to alter, amend, or repeal the Proposed Bylaws;For ☐ Against ☐ Abstain ☐• Proposal No. 3D — to approve and adopt the Proposed Charter to eliminate certain provisions related to BurTech’s status as a blank check company, including changing BurTech’s name from “BurTech Acquisition Corp.” to “Blaize Holdings, Inc.” and to remove the requirement to dissolve BurTech and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination, which the board of directors of BurTech believes are necessary to adequately address the needs of BurTech immediately following the consummation of the Business Combination;For ☐ Against ☐ Abstain ☐• Proposal No. 3E — to require an affirmative vote of 662∕3% of the voting power of all then 24 outstanding shares of New Blaize Common Stock to remove any individual director or the entire board of directors;For ☐ Against ☐ Abstain ☐• Proposal No. 3F — to approve and adopt the Proposed Charter the Proposed Bylaws to provide that special meetings of the stockholders may be called only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, or the President;For ☐ Against ☐ Abstain ☐• Proposal No. 4 — The “Election of Directors Proposal” — to consider and vote upon a proposal to elect, effective at the Closing,seven (7) directors to serve on the New Blaize Board until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified;For ☐ Against ☐ Abstain ☐Proposal No. 5 — The “Equity Incentive Plan Proposal” — to consider and vote upon a proposal to approve and adopt the Blaize Holdings, Inc. 2024 Incentive Award Plan;For ☐ Against ☐ Abstain ☐Proposal No. 6 — The “Employee Stock Purchase Plan Proposal” — to consider and vote upon a proposal to approve and adopt the Blaize Holdings, Inc. 2024 Employee Stock Purchase Plan;For ☐ Against ☐ Abstain ☐Proposal No. 7 — The “Nasdaq Proposal” — to consider and vote upon a proposal by ordinary resolution to approve, to consider and vote upon a proposal to approve, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of shares of BurTech Class A Common Stock pursuant to the Merger Agreement in connection with the Business Combination; andFor ☐ Against ☐ Abstain ☐Proposal No. 8 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.For ☐ Against ☐ Abstain ☐THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.Dated:Signature of StockholderPLEASE PRINT NAMECertificate Number(s)Total Number of Shares OwnedSign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.PLEASE COMPLETE THE FOLLOWING:I plan to attend the Special Meeting (Circle one):Yes No

Number of attendees: _________PLEASE NOTE:STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.